UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

One Nationwide Plaza: Mail Code: 05-02-210R Columbus, OH 43215

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

One Nationwide Plaza

Mail Code: 05-02-210R

Columbus, OH 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: (614) 435-1795

Date of fiscal year end: October 31, 2017

Date of reporting period: November 1, 2016 through October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Annual Report

October 31, 2017

Nationwide Mutual Funds

Target Destination Funds

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Destination 2060 Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

October 31, 2017

Dear Investor,

During the annual period ended October 31, 2017, investor attention was focused largely on corporate and economic fundamentals, which continue to improve and helped the S&P 500® Index deliver positive returns in every month during the period and 23.63% overall. Earnings have strengthened and economic growth has picked up, both domestically and overseas.

While the U.S. economic expansion is now in its ninth year and therefore in a late-stage maturation period of the business cycle, many developed and emerging market economies are in earlier stages of the cycle and have more potential for growth. In fact, developed market stocks rose strongly last quarter and are on track for their best year since 2009.

Tax reform continues to make headlines and capture investor attention. Although there still might be a ways to go and some pundits are generally less optimistic than investors on the prospects for tax cuts, a reduction in the effective tax rate could boost corporate earnings and potentially lift stock prices further.

After the reporting period, we were excited to announce new subadvisers for eight Nationwide Funds that were previously managed by HighMark Capital Management, Inc., which is exiting the subadvisory business. These new subadvisers bring compelling investment processes and expertise that we hope will help fulfill investor expectations.

Finding the best subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe these new subadvisers will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed, and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both domestic and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual reporting period ended October 31, 2017, equity markets rallied; returns were driven by an improving economic and earnings environment teamed with optimism for pro-growth policies put forth by the new U.S. presidential administration. Fixed-income returns, however, were mixed on higher long-term rates and narrowing credit spreads. Domestic equities were quite strong, with the S&P 500® Index (S&P 500) returning 23.63% for the reporting period and establishing monthly closing highs in 11 of the 12 months. International markets also rallied on a strong economic rebound, improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 23.44% for the period, while the MSCI Emerging Markets® Index surpassed that with 26.45%.

In the United States, equity markets showed consistent and stable growth throughout the period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved overall throughout the period, with 1.8% in the fourth calendar quarter of 2016, 1.2% in the first quarter of 2017, 3.1% in the second quarter and 3.0% in the third quarter. The latter half of the reporting period marked the first consecutive quarters since 2014 with 3% growth. Expectations are for moderating GDP growth, with consensus estimates for 2.7%, 2.1% and 2.2% in the next three quarters. Corporate profits served as a key driver to equity returns, with S&P 500 earnings growth of 5%, 14%, 11% and 6%, respectively, for the quarters of the period. Expectations are for continued growth, with estimates of 10% for each of the next three quarters.

The Federal Reserve (the Fed) slightly accelerated its pace for federal funds rate increases, moving to raise rates by 0.25% in December 2016 as well as March and June of 2017. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target an additional hike in December of 2017 and three additional hikes in 2018. Long-term interest rates were volatile during the period, spiking initially in anticipation of inflation driven by the pro-growth initiatives of the Trump

administration. Rates moderated between inauguration day (January 20, 2017) and August, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 months.

Entering the reporting period, the S&P 500 had experienced a near four-month stretch of weakness during the summer and early fall of 2016, as investors were unwilling to commit ahead of the U.S. presidential election. Immediately following the election, investors aggressively bought equities, in light of broad optimism that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns for the S&P 500 were positive in each of the 12 months of the period; the highest return was 4.0% in February 2017, and the lowest was 0.1% in March. The best-performing sectors were technology, financials and industrials, while the weakest were telecommunications, energy and consumer staples. Small-capitalization stocks substantially outperformed large, while growth outperformed value.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from an extended time of underperformance in recent years. Between 2010 and mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since then, the MSCI EAFE has outperformed in five of the past six quarters. With news about Brexit and worries stabilizing in regard to the populist wave in Europe, investors turned their focus to the

2

Economic Review (cont.)

acceleration in economic data and corporate profits. Foreign central banks continued to be aggressively stimulative, in contrast to the Fed’s tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short and long ends of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield rose from 1.82% to 2.37%, though it was lower than the high of 2.62% seen in mid-March 2017. Short- and long-term rates rose roughly in line, with the spread between 10-year and 2-year Treasury bonds narrowing by 0.2%.

Index	Annual Total Return (as of October 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.67%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-1.76%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	5.78%
Bloomberg Barclays Municipal Bond	2.19%
Bloomberg Barclays U.S. Aggregate Bond	0.90%
Bloomberg Barclays U.S. Corporate High Yield	8.92%
MSCI EAFE®	23.44%
MSCI Emerging Markets®	26.45%
MSCI World ex USA	22.74%
Russell 1000® Growth	29.71%
Russell 1000® Value	17.78%
Russell 2000®	27.85%
S&P 500®	23.63%

Source: Morningstar

3

Fund Commentary	Nationwide Destination 2010 Fund

For the annual period ended October 31, 2017, the Nationwide Destination 2010 Fund (Class R) returned 8.72% versus 8.75% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2010 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2010 Funds (consisting of 110 funds as of October 31, 2017) was 9.63% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2017, was a function of positive performance across both equity and fixed-income asset classes, with strong contributions coming from a variety of Fund’s underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 23.63% over the reporting period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 27.85%, which surpassed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 23.48%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was equally strong, with a gain of 23.44%, but the MSCI Emerging Markets® Index was up even more during the Period and returned 26.45%.

U.S. and non-U.S. bonds also showed positive results during the reporting period, despite initial sharply higher U.S. interest rates in the aftermath of the U.S. presidential election. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 0.90% as spreads tightened somewhat during the reporting period, thereby helping corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch US High Yield Master II Index returned 9.14% for the reporting period. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 2.47% for the reporting period.

Ten of the Fund’s 12 underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying Nationwide S&P 500 Index Fund, which returned 23.36%. The second-largest contributor to the performance of the Fund during the reporting period was its allocation to the underlying Nationwide International Index Fund, which posted a return of 23.51%. The largest detractor from the performance of the Fund for the Period was the underlying iShares 20+ Year Treasury Bond ETF, which registered -0.70% during the holding period. The smallest contributor to Fund’s performance for the Period was the underlying Nationwide Inflation-Protected Securities Fund, which registered -0.26% for the Period. The timing of an additional investment in the underlying Nationwide Inflation-Protected Securities Fund resulted in a small positive overall contribution. Interest rate changes created a more challenging environment for fixed income over the course of the year.

During the reporting period, the Fund added two new positions, with underlying investments in the iShares iBoxx $ High Yield Corporate Bond ETF and the iShares 20+ Year Treasury Bond ETF. In addition, the underlying Nationwide Portfolio Completion Fund was removed from the Fund. The removal of the underlying Nationwide Portfolio Completion Fund paired with the addition of the underlying ETF allocations allows the portfolio management team more flexibility and precision in allocating capital to underlying asset classes.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA*;

and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

4

Fund Commentary (cont.)	Nationwide Destination 2010 Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Destination 2010 Fund

Asset Allocation†

Fixed Income Funds	46.1%
Equity Funds	36.0%
Investment Contract	18.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide Bond Index Fund, Class R6	29.0%
Nationwide S&P 500 Index Fund, Class R6	18.0%
Nationwide Contract	18.0%
Nationwide International Index Fund, Class R6	12.0%
Nationwide Core Plus Bond Fund, Class R6	9.0%
Nationwide Inflation-Protected Securities Fund, Class R6	5.0%
Nationwide Mid Cap Market Index Fund, Class R6	5.0%
iShares iBoxx $ High Yield Corporate Bond Fund	2.0%
iShares 20+ Year Treasury Bond Fund	1.0%
Nationwide Small Cap Index Fund, Class R6	1.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

6

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	9.11%	5.23%	2.68%
	w/SC2	2.82%	3.98%	2.08%
Class C	w/o SC1	8.51%	4.61%	2.08%
	w/SC3	7.51%	N/A	N/A
Class R4,5		8.72%	4.93%	2.40%
Class R6[4,6]		9.63%	5.76%	3.16%
Institutional Service Class[4]		9.57%	5.69%	3.09%
Morningstar® Lifetime Allocation Moderate 2010 Index		8.75%	5.56%	4.81%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.86%
Class C	1.51%
Class R	1.12%
Class R6[1]	0.37%
Institutional Service Class	0.62%

^	Current effective prospectus dated May 24, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

7

Fund Performance (cont.)	Nationwide Destination 2010 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2010 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2010 Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Destination 2010 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2010 Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17(a)	Expense Ratio During Period (%) 5/1/17 - 10/31/17(a)
Class A Shares	Actual	(b)	1,000.00	1,037.30	3.18	0.62
	Hypothetical	(b)(c)	1,000.00	1,022.08	3.16	0.62
Class C Shares	Actual	(b)	1,000.00	1,034.30	6.46	1.26
	Hypothetical	(b)(c)	1,000.00	1,018.85	6.41	1.26
Class R Shares	Actual	(b)	1,000.00	1,036.00	4.57	0.89
	Hypothetical	(b)(c)	1,000.00	1,020.72	4.53	0.89
Class R6 Shares(d)	Actual	(b)	1,000.00	1,041.00	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,040.90	0.72	0.14
	Hypothetical	(b)(c)	1,000.00	1,024.50	0.71	0.14

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

9

Statement of Investments

October 31, 2017

Nationwide Destination 2010 Fund

Investment Companies 79.1%

	Shares	Value

Equity Funds 36.0%
Nationwide International Index Fund, Class R6 (a)	309,745	$2,713,363
Nationwide Mid Cap Market Index Fund, Class R6 (a)	57,682	1,130,568
Nationwide S&P 500 Index Fund, Class R6 (a)	247,871	4,070,044
Nationwide Small Cap Index Fund, Class R6 (a)	14,079	226,114

Total Equity Funds (cost $7,096,330)		8,140,089

Fixed Income Funds 43.1%
Nationwide Bond Index Fund, Class R6 (a)	596,217	6,570,315
Nationwide Core Plus Bond Fund, Class R6 (a)	199,048	2,040,238
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	115,718	1,130,568

Total Fixed Income Funds (cost $9,739,652)		9,741,121

Total Investment Companies (cost $16,835,982)		17,881,210

Exchange Traded Funds 3.0%
Fixed Income Funds 3.0%
iShares 20+ Year Treasury Bond Fund	1,839	228,882
iShares iBoxx $ High Yield Corporate Bond Fund	5,148	455,444

Total Exchange Traded Funds (cost $683,316)		684,326

Investment Contract 18.0%

	Principal Amount

Nationwide Contract, 2.85% (a)(b)(c)	$4,070,044	4,070,044

Total Investment Contract (cost $4,070,044)		4,070,044

Total Investments (cost $21,589,342) — 100.1%		22,635,580

Liabilities in excess of other assets — (0.1)%		(17,993)

NET ASSETS — 100.0%		$22,617,587

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

October 31, 2017

Nationwide Destination 2010 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $20,906,026)	$21,951,254
Investment securities of unaffiliated issuers, at value (cost $683,316)	684,326
Receivable for investments sold	196,255
Receivable for capital shares issued	5,027

Total Assets	22,836,862

Liabilities:
Payable for capital shares redeemed	207,267
Accrued expenses and other payables:
Investment advisory fees	2,513
Distribution fees	7,016
Administrative servicing fees	2,305
Trustee fees	52
Professional fees	122

Total Liabilities	219,275

Net Assets	$22,617,587

Represented by:
Capital	$21,495,149
Accumulated undistributed net investment income	27,727
Accumulated net realized gains from investment securities of affiliated and unaffiliated issuers	48,473
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	1,045,228
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	1,010

Net Assets	$22,617,587

Net Assets:
Class A Shares	$6,495,817
Class C Shares	1,554,626
Class R Shares	9,970,294
Class R6 Shares	4,569,736
Institutional Service Class Shares	27,114

Total	$22,617,587

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	762,137
Class C Shares	184,024
Class R Shares	1,173,809
Class R6 Shares	535,224
Institutional Service Class Shares	3,179

Total	2,658,373

11

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Destination 2010 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.52
Class C Shares (b)	$8.45
Class R Shares	$8.49
Class R6 Shares	$8.54
Institutional Service Class Shares	$8.53
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.04

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Destination 2010 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$496,442
Interest income from affiliated issuers	104,325
Dividend income from unaffiliated issuers	4,741

Total Income	605,508

EXPENSES:
Investment advisory fees	31,035
Distribution fees Class A	15,181
Distribution fees Class C	15,038
Distribution fees Class R	54,589
Administrative servicing fees Class A	14,574
Administrative servicing fees Class C	1,956
Administrative servicing fees Class R	27,294
Administrative servicing fees Institutional Service Class	14
Professional fees	360
Trustee fees	688

Total Expenses	160,729

NET INVESTMENT INCOME	444,779

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	406,313
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	158,482
Transactions in investment securities of unaffiliated issuers	161

Net realized gains	564,956

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	1,058,838
Investment securities of unaffiliated issuers	1,010

Net change in unrealized appreciation/depreciation	1,059,848

Net realized/unrealized gains	1,624,804

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,069,583

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$444,779	$397,420
Net realized gains	564,956	554,064
Net change in unrealized appreciation/depreciation	1,059,848	(141,907)

Change in net assets resulting from operations	2,069,583	809,577

Distributions to Shareholders From:
Net investment income:
Class A	(110,800)	(79,691)
Class C	(19,696)	(14,425)
Class R	(183,648)	(169,800)
Class R6 (a)	(134,664)	(165,553)
Institutional Service Class	(597)	(1,740)
Net realized gains:
Class A	(137,847)	(208,554)
Class C	(39,200)	(68,552)
Class R	(298,450)	(629,749)
Class R6 (a)	(170,505)	(363,803)
Institutional Service Class	(645)	(8,884)

Change in net assets from shareholder distributions	(1,096,052)	(1,710,751)

Change in net assets from capital transactions	(2,705,299)	(758,015)

Change in net assets	(1,731,768)	(1,659,189)

Net Assets:
Beginning of year	24,349,355	26,008,544

End of year	$22,617,587	$24,349,355

Accumulated undistributed net investment income at end of year	$27,727	$22,832

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,350,465	$2,710,410
Dividends reinvested	248,496	288,024
Cost of shares redeemed	(3,392,949)	(2,015,414)

Total Class A Shares	1,206,012	983,020

Class C Shares
Proceeds from shares issued	–	52,610
Dividends reinvested	58,896	82,977
Cost of shares redeemed	(12,755)	(82,452)

Total Class C Shares	46,141	53,135

Class R Shares
Proceeds from shares issued	1,399,487	1,553,212
Dividends reinvested	482,098	799,549
Cost of shares redeemed	(3,713,885)	(3,338,723)

Total Class R Shares	(1,832,300)	(985,962)

Class R6 Shares (a)
Proceeds from shares issued	4,691,147	3,813,839
Dividends reinvested	305,169	529,356
Cost of shares redeemed	(7,123,182)	(5,121,815)

Total Class R6 Shares	(2,126,866)	(778,620)

14

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$913	$152,312
Dividends reinvested	1,242	10,624
Cost of shares redeemed	(441)	(192,524)

Total Institutional Service Class Shares	1,714	(29,588)

Change in net assets from capital transactions	$(2,705,299)	$(758,015)

SHARE TRANSACTIONS:
Class A Shares
Issued	531,845	340,995
Reinvested	30,724	36,460
Redeemed	(412,013)	(247,795)

Total Class A Shares	150,556	129,660

Class C Shares
Issued	–	6,938
Reinvested	7,367	10,589
Redeemed	(1,541)	(10,147)

Total Class C Shares	5,826	7,380

Class R Shares
Issued	170,134	191,103
Reinvested	59,932	101,589
Redeemed	(449,615)	(413,523)

Total Class R Shares	(219,549)	(120,831)

Class R6 Shares (a)
Issued	568,755	473,575
Reinvested	37,747	66,890
Redeemed	(866,064)	(626,240)

Total Class R6 Shares	(259,562)	(85,775)

Institutional Service Class Shares
Issued	111	17,855
Reinvested	153	1,349
Redeemed	(54)	(24,757)

Total Institutional Service Class Shares	210	(5,553)

Total change in shares	(322,519)	(75,119)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

15

Statement of Cash Flows

For the Year Ended October 31, 2017

Nationwide Destination 2010 Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$2,069,583
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(12,033,035)
Proceeds from disposition of investment securities of affiliated issuers	16,668,071
Purchase of investment securities of unaffiliated issuers	(703,454)
Proceeds from disposition of investment securities of unaffiliated issuers	25,040
Reinvestment of dividend income from affiliated issuers	(496,442)
Reinvestment of dividend income from unaffiliated issuers	(4,741)
Reinvestment of interest income from affiliated issuers	(104,325)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(1,058,838)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(1,010)
Reinvestment of net realized gain distributions from affiliated underlying funds	(406,313)
Net realized gain from investment transactions with affiliated issuers	(158,482)
Net realized gain from investment transactions with unaffiliated issuers	(161)
Increase in receivable for investments sold	(153,996)
Decrease in investment advisory fees	(178)
Decrease in distribution fees	(135)
Decrease in administrative servicing fees	(242)
Decrease in trustee fees	(36)
Increase in professional fees	64

Net cash provided by operating activities	3,641,370

Cash flows used in financing activities:
Proceeds from shares issued	10,532,237
Cost of shares redeemed	(14,173,456)
Cash distributions paid to shareholders	(151)

Net cash used in financing activities	(3,641,370)

Net decrease in cash	–

Cash:
Beginning of period	–

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $1,095,901.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, dividend income from unaffiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $1,011,821.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	$8.18	0.15	0.57	0.72	(0.16)	(0.22)	(0.38)	$8.52	9.11%	$6,495,817	0.62%	1.83%	0.62%	57.25%
Year Ended October 31, 2016	$8.52	0.12	0.10	0.22	(0.14)	(0.42)	(0.56)	$8.18	2.81%	$5,002,312	0.62%	1.52%	0.62%	41.58%
Year Ended October 31, 2015	$9.11	0.14	(0.07)	0.07	(0.17)	(0.49)	(0.66)	$8.52	0.74%	$4,107,109	0.56%	1.61%	0.56%	38.40%
Year Ended October 31, 2014	$9.07	0.14	0.30	0.44	(0.14)	(0.26)	(0.40)	$9.11	5.02%	$2,784,131	0.62%	1.55%	0.62%	29.54%
Year Ended October 31, 2013	$8.63	0.09	0.65	0.74	(0.09)	(0.21)	(0.30)	$9.07	8.73%	$8,257,825	0.63%	1.07%	0.63%	50.61%

Class C Shares
Year Ended October 31, 2017	$8.11	0.10	0.57	0.67	(0.11)	(0.22)	(0.33)	$8.45	8.51%	$1,554,626	1.26%	1.26%	1.26%	57.25%
Year Ended October 31, 2016	$8.46	0.07	0.08	0.15	(0.08)	(0.42)	(0.50)	$8.11	2.03%	$1,445,899	1.27%	0.88%	1.27%	41.58%
Year Ended October 31, 2015	$9.04	0.08	(0.07)	0.01	(0.10)	(0.49)	(0.59)	$8.46	0.13%	$1,444,567	1.27%	0.93%	1.27%	38.40%
Year Ended October 31, 2014	$9.02	0.07	0.31	0.38	(0.10)	(0.26)	(0.36)	$9.04	4.37%	$1,566,876	1.20%	0.83%	1.20%	29.54%
Year Ended October 31, 2013	$8.59	0.04	0.66	0.70	(0.06)	(0.21)	(0.27)	$9.02	8.27%	$1,368,581	1.13%	0.47%	1.13%	50.61%

Class R Shares (e)
Year Ended October 31, 2017	$8.16	0.14	0.55	0.69	(0.14)	(0.22)	(0.36)	$8.49	8.72%	$9,970,294	0.88%	1.66%	0.88%	57.25%
Year Ended October 31, 2016	$8.50	0.10	0.09	0.19	(0.11)	(0.42)	(0.53)	$8.16	2.53%	$11,363,437	0.89%	1.29%	0.89%	41.58%
Year Ended October 31, 2015	$9.08	0.12	(0.08)	0.04	(0.13)	(0.49)	(0.62)	$8.50	0.47%	$12,866,836	0.88%	1.34%	0.88%	38.40%
Year Ended October 31, 2014	$9.05	0.10	0.31	0.41	(0.12)	(0.26)	(0.38)	$9.08	4.71%	$16,866,896	0.88%	1.14%	0.88%	29.54%
Year Ended October 31, 2013	$8.61	0.06	0.66	0.72	(0.07)	(0.21)	(0.28)	$9.05	8.47%	$16,555,381	0.88%	0.73%	0.88%	50.61%

Class R6 Shares (f)
Year Ended October 31, 2017	$8.20	0.21	0.55	0.76	(0.20)	(0.22)	(0.42)	$8.54	9.63%	$4,569,736	0.13%	2.49%	0.13%	57.25%
Year Ended October 31, 2016	$8.54	0.17	0.09	0.26	(0.18)	(0.42)	(0.60)	$8.20	3.31%	$6,513,396	0.13%	2.04%	0.13%	41.58%
Year Ended October 31, 2015	$9.12	0.18	(0.07)	0.11	(0.20)	(0.49)	(0.69)	$8.54	1.25%	$7,517,394	0.13%	2.06%	0.13%	38.40%
Year Ended October 31, 2014	$9.08	0.16	0.33	0.49	(0.19)	(0.26)	(0.45)	$9.12	5.60%	$7,386,185	0.13%	1.81%	0.13%	29.54%
Year Ended October 31, 2013	$8.64	0.12	0.66	0.78	(0.13)	(0.21)	(0.34)	$9.08	9.26%	$4,149,052	0.13%	1.42%	0.13%	50.61%

Institutional Service Class Shares
Year Ended October 31, 2017	$8.19	0.19	0.57	0.76	(0.20)	(0.22)	(0.42)	$8.53	9.57%	$27,114	0.19%	2.33%	0.19%	57.25%
Year Ended October 31, 2016	$8.52	0.19	0.05	0.24	(0.15)	(0.42)	(0.57)	$8.19	3.12%	$24,311	0.29%	2.29%	0.29%	41.58%
Year Ended October 31, 2015	$9.11	0.17	(0.07)	0.10	(0.20)	(0.49)	(0.69)	$8.52	1.14%	$72,638	0.13%	1.98%	0.13%	38.40%
Year Ended October 31, 2014	$9.08	0.17	0.31	0.48	(0.19)	(0.26)	(0.45)	$9.11	5.49%	$22,863	0.13%	1.90%	0.13%	29.54%
Year Ended October 31, 2013	$8.63	0.06	0.73	0.79	(0.13)	(0.21)	(0.34)	$9.08	9.40%	$22,075	0.13%	0.65%	0.13%	50.61%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(f)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

17

Fund Commentary	Nationwide Destination 2015 Fund

For the annual period ended October 31, 2017, the Nationwide Destination 2015 Fund (Institutional Service Class) returned 11.35% versus 9.90% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2015 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2015 Funds (consisting of 117 funds as of October 31, 2017) was 11.12% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2017 (“the Period”) was a function of positive performance across both equity and fixed-income asset classes, with strong contributions coming from a variety of the Fund’s underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 23.63% over the reporting period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 27.85%, which surpassed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 23.48%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was equally strong, with a gain of 23.44%, but the MSCI Emerging Markets® Index was up even more during the reporting period and returned 26.45%.

U.S. and non-U.S. bonds also showed positive results during the reporting period, despite initial sharply higher U.S. interest rates in the aftermath of the U.S. presidential election. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 0.90% as spreads tightened somewhat during the reporting period, thereby helping corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch US High Yield Master II Index returned 9.14% for the reporting period. The

S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 2.47% for the reporting period.

Ten of the Fund’s 12 underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying Nationwide S&P 500 Index Fund, which returned 23.36%. The second-largest contributor to the performance of the Fund during the reporting period was its allocation to the underlying Nationwide International Index Fund, which posted a return of 23.51%. The largest detractor from the performance of the Fund for the reporting period was the underlying iShares 20+ Year Treasury Bond ETF, which registered -0.70% during the holding reporting period. The smallest contributor to the Fund’s performance for the reporting period was the underlying Nationwide Inflation-Protected Securities Fund, which registered -0.26% for the reporting period. The timing of an additional investment in the underlying Nationwide Inflation-Protected Securities Fund resulted in a small positive overall contribution. Interest rate changes created a more challenging environment for fixed income over the course of the year.

During the reporting period, the Fund added three new positions, with underlying investments in the iShares Core MSCI Emerging Markets ETF, the iShares iBoxx $ High Yield Corporate Bond ETF and the iShares 20+ Year Treasury Bond ETF. In addition, the underlying Nationwide Portfolio Completion Fund was removed from the Fund. The removal of the underlying Nationwide Portfolio Completion Fund paired with the addition of the underlying ETF allocations allows the portfolio management team more flexibility and precision in allocating capital to underlying asset classes.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA*;

and Andrew Urban, CFA*

18

Fund Commentary (cont.)	Nationwide Destination 2015 Fund

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying investments.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM), provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

19

Fund Overview	Nationwide Destination 2015 Fund

Asset Allocation†

Equity Funds	46.0%
Fixed Income Funds	40.1%
Investment Contract	14.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide Bond Index Fund, Class R6	24.0%
Nationwide S&P 500 Index Fund, Class R6	20.0%
Nationwide International Index Fund, Class R6	15.0%
Nationwide Contract	14.0%
Nationwide Core Plus Bond Fund, Class R6	9.0%
Nationwide Mid Cap Market Index Fund, Class R6	7.0%
Nationwide Inflation-Protected Securities Fund, Class R6	4.0%
iShares Core MSCI Emerging Markets Fund	2.0%
iShares iBoxx $ High Yield Corporate Bond Fund	2.0%
Nationwide Small Cap Index Fund, Class R6	2.0%
iShares 20+ Year Treasury Bond Fund	1.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

20

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	11.10%	6.11%	3.31%
	w/SC2	4.71%	4.86%	2.71%
Class C	w/o SC1	10.43%	5.52%	2.75%
	w/SC3	9.43%	N/A	N/A
Class R4,5		10.84%	5.81%	3.02%
Class R6[4,6]		11.61%	6.60%	3.80%
Institutional Service Class[4]		11.35%	6.34%	3.53%
Morningstar® Lifetime Allocation Moderate 2015 Index		9.90%	6.25%	4.88%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.44%
Class R	1.14%
Class R6[1]	0.39%
Institutional Service Class	0.64%

^	Current effective prospectus dated May 24, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

21

Fund Performance (cont.)	Nationwide Destination 2015 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2015 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2015 Index and the Consumer Price Index (CPI) over the 10–year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

22

Shareholder Expense Example	Nationwide Destination 2015 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense	Analysis of a $1,000 Investment

Nationwide Destination 2015 Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17(a)	Expense Ratio During Period (%) 5/1/17 - 10/31/17(a)
Class A Shares	Actual	(b)	1,000.00	1,045.90	3.15	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.13	3.11	0.61
Class C Shares	Actual	(b)	1,000.00	1,042.10	6.07	1.18
	Hypothetical	(b)(c)	1,000.00	1,019.26	6.01	1.18
Class R Shares	Actual	(b)	1,000.00	1,044.70	4.54	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares(d)	Actual	(b)	1,000.00	1,048.30	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,047.10	1.96	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

23

Statement of Investments

October 31, 2017

Nationwide Destination 2015 Fund

Investment Companies 81.1%

	Shares	Value

Equity Funds 44.0%
Nationwide International Index Fund, Class R6 (a)	1,612,843	$14,128,501
Nationwide Mid Cap Market Index Fund, Class R6 (a)	336,697	6,599,261
Nationwide S&P 500 Index Fund, Class R6 (a)	1,147,012	18,833,936
Nationwide Small Cap Index Fund, Class R6 (a)	116,937	1,878,001

Total Equity Funds (cost $36,224,852)		41,439,699

Fixed Income Funds 37.1%
Nationwide Bond Index Fund, Class R6 (a)	2,051,035	22,602,406
Nationwide Core Plus Bond Fund, Class R6 (a)	827,836	8,485,318
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	386,545	3,776,541

Total Fixed Income Funds (cost $35,012,247)		34,864,265

Total Investment Companies (cost $71,237,099)		76,303,964

Exchange Traded Funds 5.0%
Equity Fund 2.0%
iShares Core MSCI Emerging Markets Fund	33,852	1,888,265

Total Equity Fund (cost $1,783,000)		1,888,265

Fixed Income Funds 3.0%
iShares 20+ Year Treasury Bond Fund	7,501	933,574
iShares iBoxx $ High Yield Corporate Bond Fund	21,268	1,881,580

Total Fixed Income Funds (cost $2,811,012)		2,815,154

Total Exchange Traded Funds (cost $4,594,012)		4,703,419

Investment Contract 14.0%

	Principal Amount

Nationwide Contract, 2.85% (a)(b)(c)	$13,167,815	13,167,815

Total Investment Contract (cost $13,167,815)		13,167,815

Total Investments (cost $88,998,926) — 100.1%		94,175,198

Liabilities in excess of other assets — (0.1)%		(62,829)

NET ASSETS — 100.0%		$94,112,369

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

24

Statement of Assets and Liabilities

October 31, 2017

Nationwide Destination 2015 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $84,404,914)	$89,471,779
Investment securities of unaffiliated issuers, at value (cost $4,594,012)	4,703,419
Receivable for investments sold	55,563
Receivable for capital shares issued	9,286

Total Assets	94,240,047

Liabilities:
Payable for capital shares redeemed	88,631
Accrued expenses and other payables:
Investment advisory fees	10,450
Distribution fees	14,618
Administrative servicing fees	13,237
Trustee fees	227
Professional fees	515

Total Liabilities	127,678

Net Assets	$94,112,369

Represented by:
Capital	$86,235,380
Accumulated undistributed net investment income	107,487
Accumulated net realized gains from investment securities of affiliated and unaffiliated issuers	2,593,230
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	5,066,865
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	109,407

Net Assets	$94,112,369

Net Assets:
Class A Shares	$9,665,357
Class C Shares	1,006,455
Class R Shares	27,379,736
Class R6 Shares	26,404,668
Institutional Service Class Shares	29,656,153

Total	$94,112,369

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,093,621
Class C Shares	114,610
Class R Shares	3,111,330
Class R6 Shares	2,977,145
Institutional Service Class Shares	3,351,555

Total	10,648,261

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.84
Class C Shares (b)	$8.78
Class R Shares	$8.80
Class R6 Shares	$8.87
Institutional Service Class Shares	$8.85

25

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Destination 2015 Fund
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.38

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Destination 2015 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$2,258,902
Interest income from affiliated issuers	325,336
Dividend income from unaffiliated issuers	20,129

Total Income	2,604,367

EXPENSES:
Investment advisory fees	132,340
Distribution fees Class A	24,981
Distribution fees Class C	9,683
Distribution fees Class R	145,845
Administrative servicing fees Class A	22,982
Administrative servicing fees Class C	484
Administrative servicing fees Class R	72,923
Administrative servicing fees Institutional Service Class	80,483
Professional fees	1,531
Trustee fees	2,903

Total Expenses	494,155

NET INVESTMENT INCOME	2,110,212

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	2,179,400
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	1,738,976
Transactions in investment securities of unaffiliated issuers	9,567

Net realized gains	3,927,943

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	4,753,480
Investment securities of unaffiliated issuers	109,407

Net change in unrealized appreciation/depreciation	4,862,887

Net realized/unrealized gains	8,790,830

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,901,042

The accompanying notes are an integral part of these financial statements.

27

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$2,110,212	$1,836,056
Net realized gains	3,927,943	5,765,378
Net change in unrealized appreciation/depreciation	4,862,887	(4,461,117)

Change in net assets resulting from operations	10,901,042	3,140,317

Distributions to Shareholders From:
Net investment income:
Class A	(192,491)	(162,173)
Class C	(13,253)	(8,751)
Class R	(487,113)	(466,431)
Class R6 (a)	(743,541)	(660,958)
Institutional Service Class	(702,472)	(700,165)
Net realized gains:
Class A	(480,260)	(691,860)
Class C	(43,647)	(53,701)
Class R	(1,459,636)	(2,577,603)
Class R6 (a)	(1,619,584)	(1,972,269)
Institutional Service Class	(1,674,189)	(2,721,003)

Change in net assets from shareholder distributions	(7,416,186)	(10,014,914)

Change in net assets from capital transactions	(19,843,531)	(8,257,453)

Change in net assets	(16,358,675)	(15,132,050)

Net Assets:
Beginning of year	110,471,044	125,603,094

End of year	$94,112,369	$110,471,044

Accumulated undistributed net investment income at end of year	$107,487	$90,681

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,438,927	$2,912,196
Dividends reinvested	672,751	854,033
Cost of shares redeemed	(3,686,939)	(3,798,121)

Total Class A Shares	(575,261)	(31,892)

Class C Shares
Proceeds from shares issued	71,526	91,638
Dividends reinvested	56,844	62,452
Cost of shares redeemed	(57,083)	(25,032)

Total Class C Shares	71,287	129,058

Class R Shares
Proceeds from shares issued	1,764,327	1,794,888
Dividends reinvested	1,946,749	3,044,034
Cost of shares redeemed	(8,759,522)	(12,436,117)

Total Class R Shares	(5,048,446)	(7,597,195)

28

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Class R6 Shares (a)
Proceeds from shares issued	$7,610,768	$11,594,060
Dividends reinvested	2,363,125	2,633,227
Cost of shares redeemed	(18,208,550)	(8,105,162)

Total Class R6 Shares	(8,234,657)	6,122,125

Institutional Service Class Shares
Proceeds from shares issued	6,647,056	6,489,711
Dividends reinvested	2,376,661	3,421,168
Cost of shares redeemed	(15,080,171)	(16,790,428)

Total Institutional Service Class Shares	(6,056,454)	(6,879,549)

Change in net assets from capital transactions	$(19,843,531)	$(8,257,453)

SHARE TRANSACTIONS:
Class A Shares
Issued	285,570	349,221
Reinvested	81,488	104,161
Redeemed	(431,062)	(460,597)

Total Class A Shares	(64,004)	(7,215)

Class C Shares
Issued	8,498	10,954
Reinvested	6,937	7,660
Redeemed	(6,642)	(3,080)

Total Class C Shares	8,793	15,534

Class R Shares
Issued	207,251	214,190
Reinvested	236,982	372,878
Redeemed	(1,031,769)	(1,478,637)

Total Class R Shares	(587,536)	(891,569)

Class R6 Shares (a)
Issued	894,590	1,381,516
Reinvested	285,323	320,020
Redeemed	(2,152,926)	(956,773)

Total Class R6 Shares	(973,013)	744,763

Institutional Service Class Shares
Issued	780,644	766,389
Reinvested	287,552	416,725
Redeemed	(1,772,807)	(1,969,739)

Total Institutional Service Class Shares	(704,611)	(786,625)

Total change in shares	(2,320,371)	(925,112)

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

29

Statement of Cash Flows

For the Year Ended October 31, 2017

Nationwide Destination 2015 Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$10,901,042
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(25,952,023)
Proceeds from disposition of investment securities of affiliated issuers	58,251,195
Purchase of investment securities of unaffiliated issuers	(4,935,714)
Proceeds from disposition of investment securities of unaffiliated issuers	371,321
Reinvestment of dividend income from affiliated issuers	(2,258,902)
Reinvestment of dividend income from unaffiliated issuers	(20,129)
Reinvestment of interest income from affiliated issuers	(325,336)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(4,753,480)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(109,407)
Reinvestment of net realized gain distributions from affiliated underlying funds	(2,179,400)
Net realized gain from investment transactions with affiliated issuers	(1,738,976)
Net realized gain from investment transactions with unaffiliated issuers	(9,567)
Decrease in receivable for investments sold	184,340
Decrease in investment advisory fees	(1,854)
Decrease in distribution fees	(1,747)
Decrease in administrative servicing fees	(1,175)
Decrease in trustee fees	(173)
Increase in professional fees	260

Net cash provided by operating activities	27,420,275

Cash flows used in financing activities:
Proceeds from shares issued	18,530,517
Cost of shares redeemed	(45,950,736)
Cash distributions paid to shareholders	(56)

Net cash used in financing activities	(27,420,275)

Net decrease in cash	–

Cash:
Beginning of period	–

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $7,416,130.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, dividend income from unaffiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $4,783,767.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

30

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	$8.52	0.16	0.74	0.90	(0.17)	(0.41)	(0.58)	$8.84	11.10%	$9,665,357	0.61%	1.93%	0.61%	34.93%
Year Ended October 31, 2016	$9.04	0.12	0.09	0.21	(0.14)	(0.59)	(0.73)	$8.52	2.70%	$9,859,906	0.61%	1.45%	0.61%	25.79%
Year Ended October 31, 2015	$9.79	0.15	(0.09)	0.06	(0.18)	(0.63)	(0.81)	$9.04	0.64%	$10,533,102	0.54%	1.63%	0.54%	20.91%
Year Ended October 31, 2014	$9.62	0.15	0.37	0.52	(0.14)	(0.21)	(0.35)	$9.79	5.60%	$11,150,884	0.62%	1.52%	0.62%	27.46%
Year Ended October 31, 2013	$9.02	0.10	0.86	0.96	(0.10)	(0.26)	(0.36)	$9.62	10.94%	$31,057,182	0.63%	1.07%	0.63%	34.75%

Class C Shares
Year Ended October 31, 2017	$8.47	0.11	0.73	0.84	(0.12)	(0.41)	(0.53)	$8.78	10.43%	$1,006,455	1.18%	1.32%	1.18%	34.93%
Year Ended October 31, 2016	$9.00	0.07	0.08	0.15	(0.09)	(0.59)	(0.68)	$8.47	2.03%	$896,029	1.18%	0.87%	1.18%	25.79%
Year Ended October 31, 2015	$9.74	0.10	(0.09)	0.01	(0.12)	(0.63)	(0.75)	$9.00	0.08%	$812,211	1.19%	1.05%	1.19%	20.91%
Year Ended October 31, 2014	$9.60	0.08	0.38	0.46	(0.11)	(0.21)	(0.32)	$9.74	4.95%	$1,031,938	1.15%	0.88%	1.15%	27.46%
Year Ended October 31, 2013	$9.00	0.05	0.87	0.92	(0.06)	(0.26)	(0.32)	$9.60	10.50%	$862,284	1.13%	0.56%	1.13%	34.75%

Class R Shares (e)
Year Ended October 31, 2017	$8.48	0.14	0.73	0.87	(0.14)	(0.41)	(0.55)	$8.80	10.84%	$27,379,736	0.88%	1.66%	0.88%	34.93%
Year Ended October 31, 2016	$9.01	0.10	0.07	0.17	(0.11)	(0.59)	(0.70)	$8.48	2.29%	$31,374,559	0.89%	1.20%	0.89%	25.79%
Year Ended October 31, 2015	$9.75	0.12	(0.09)	0.03	(0.14)	(0.63)	(0.77)	$9.01	0.36%	$41,345,461	0.88%	1.35%	0.88%	20.91%
Year Ended October 31, 2014	$9.60	0.11	0.38	0.49	(0.13)	(0.21)	(0.34)	$9.75	5.28%	$56,452,141	0.88%	1.18%	0.88%	27.46%
Year Ended October 31, 2013	$9.00	0.07	0.87	0.94	(0.08)	(0.26)	(0.34)	$9.60	10.69%	$53,823,466	0.88%	0.81%	0.88%	34.75%

Class R6 Shares (f)
Year Ended October 31, 2017	$8.55	0.21	0.73	0.94	(0.21)	(0.41)	(0.62)	$8.87	11.61%	$26,404,668	0.13%	2.46%	0.13%	34.93%
Year Ended October 31, 2016	$9.07	0.16	0.09	0.25	(0.18)	(0.59)	(0.77)	$8.55	3.20%	$33,754,228	0.13%	1.92%	0.13%	25.79%
Year Ended October 31, 2015	$9.82	0.19	(0.09)	0.10	(0.22)	(0.63)	(0.85)	$9.07	1.04%	$29,077,229	0.13%	2.05%	0.13%	20.91%
Year Ended October 31, 2014	$9.67	0.18	0.38	0.56	(0.20)	(0.21)	(0.41)	$9.82	6.03%	$27,775,167	0.13%	1.86%	0.13%	27.46%
Year Ended October 31, 2013	$9.06	0.14	0.88	1.02	(0.15)	(0.26)	(0.41)	$9.67	11.56%	$18,146,676	0.13%	1.50%	0.13%	34.75%

Institutional Service Class Shares
Year Ended October 31, 2017	$8.53	0.18	0.74	0.92	(0.19)	(0.41)	(0.60)	$8.85	11.35%	$29,656,153	0.38%	2.16%	0.38%	34.93%
Year Ended October 31, 2016	$9.05	0.14	0.09	0.23	(0.16)	(0.59)	(0.75)	$8.53	2.93%	$34,586,322	0.38%	1.68%	0.38%	25.79%
Year Ended October 31, 2015	$9.80	0.17	(0.10)	0.07	(0.19)	(0.63)	(0.82)	$9.05	0.79%	$43,835,091	0.38%	1.83%	0.38%	20.91%
Year Ended October 31, 2014	$9.65	0.16	0.38	0.54	(0.18)	(0.21)	(0.39)	$9.80	5.77%	$49,742,140	0.38%	1.70%	0.38%	27.46%
Year Ended October 31, 2013	$9.04	0.12	0.87	0.99	(0.12)	(0.26)	(0.38)	$9.65	11.30%	$47,151,464	0.38%	1.31%	0.38%	34.75%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(f)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

31

Fund Commentary	Nationwide Destination 2020 Fund

For the annual period ended October 31, 2017, the Nationwide Destination 2020 Fund (Institutional Service Class) returned 13.21% versus 11.39% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2020 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 225 funds as of October 31, 2017) was 12.11% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2017, was a function of positive performance across both equity and fixed-income asset classes, with strong contributions coming from a variety of underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 23.63% over the reporting period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 27.85%, which surpassed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 23.48%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was equally strong, with a gain of 23.44%, but the MSCI Emerging Markets® Index was up even more during the reporting period and returned 26.45%.

U.S. and non-U.S. bonds also showed positive results during the reporting period, despite initial sharply higher U.S. interest rates in the aftermath of the U.S. presidential election. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 0.90% as spreads tightened somewhat during the reporting period, thereby helping corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch US High Yield Master II Index returned 9.14% for the reporting period. The S&P/Citi International Treasury Bond ex-US Index

(which tracks sovereign debt in non-U.S. developed markets) returned 2.47% for the reporting period.

Ten of the Fund’s 12 underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying Nationwide S&P 500 Index Fund, which returned 23.36%. The second-largest contributor to the performance of the Fund during the reporting period was its allocation to the underlying Nationwide International Index Fund, which posted a return of 23.51%. The largest detractor from the performance of the Fund for the reporting period was the underlying iShares 20+ Year Treasury Bond ETF, which registered -0.70% during the holding period. The smallest contributor to the Fund’s performance for the reporting period was the underlying Nationwide Inflation-Protected Securities Fund, which registered -0.26% for the reporting period. The timing of an additional investment in the underlying Nationwide Inflation-Protected Securities Fund resulted in a small positive overall contribution. Interest rate changes created a more challenging environment for fixed income over the course of the year.

During the reporting period, the Fund added three new positions with underlying investments in the iShares Core MSCI Emerging Markets ETF, the iShares iBoxx $ High Yield Corporate Bond ETF and the iShares 20+ Year Treasury Bond ETF. In addition, the underlying Nationwide Portfolio Completion Fund was removed from the Fund. The removal of the underlying Nationwide Portfolio Completion Fund paired with the addition of the underlying ETF allocations allows the portfolio management team more flexibility and precision in allocating capital to underlying asset classes.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA*;

and Andrew Urban, CFA*

32

Fund Commentary (cont.)	Nationwide Destination 2020 Fund

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

33

Fund Overview	Nationwide Destination 2020 Fund

Asset Allocation†

Equity Funds	56.5%
Fixed Income Funds	33.5%
Investment Contract	10.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Class R6	25.5%
Nationwide Bond Index Fund, Class R6	21.0%
Nationwide International Index Fund, Class R6	17.0%
Nationwide Contract	10.0%
Nationwide Mid Cap Market Index Fund, Class R6	9.0%
Nationwide Core Plus Bond Fund, Class R6	8.0%
Nationwide Small Cap Index Fund, Class R6	3.0%
Nationwide Inflation-Protected Securities Fund, Class R6	3.0%
iShares Core MSCI Emerging Markets Fund	2.0%
iShares iBoxx $ High Yield Corporate Bond Fund	1.0%
iShares 20+ Year Treasury Bond Fund	0.5%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

34

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	13.00%	7.03%	3.72%
	w/SC2	6.54%	5.78%	3.10%
Class C	w/o SC1	12.24%	6.41%	3.13%
	w/SC3	11.24%	N/A	N/A
Class R4,5		12.58%	6.72%	3.44%
Class R6[4,6]		13.55%	7.55%	4.23%
Institutional Service Class[4]		13.21%	7.27%	3.94%
Morningstar® Lifetime Allocation Moderate 2020 Index		11.39%	7.15%	4.91%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.49%
Class R	1.14%
Class R6[1]	0.39%
Institutional Service Class	0.64%

^	Current effective prospectus dated May 24, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

35

Fund Performance (cont.)	Nationwide Destination 2020 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2020 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2020 Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

36

Shareholder Expense Example	Nationwide Destination 2020 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2020 Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17(a)	Expense Ratio During Period (%) 5/1/17 - 10/31/17(a)
Class A Shares	Actual	(b)	1,000.00	1,052.50	3.10	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.18	3.06	0.60
Class C Shares	Actual	(b)	1,000.00	1,050.00	6.36	1.23
	Hypothetical	(b)(c)	1,000.00	1,019.00	6.26	1.23
Class R Shares	Actual	(b)	1,000.00	1,051.20	4.55	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares(d)	Actual	(b)	1,000.00	1,055.70	0.67	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,053.60	1.97	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

37

Statement of Investments

October 31, 2017

Nationwide Destination 2020 Fund

Investment Companies 86.5%

	Shares	Value

Equity Funds 54.5%
Nationwide International Index Fund, Class R6 (a)	4,988,232	$43,696,913
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,180,783	23,143,339
Nationwide S&P 500 Index Fund, Class R6 (a)	3,991,175	65,535,086
Nationwide Small Cap Index Fund, Class R6 (a)	481,205	7,728,159

Total Equity Funds (cost $122,313,544)		140,103,497

Fixed Income Funds 32.0%
Nationwide Bond Index Fund, Class R6 (a)	4,902,316	54,023,520
Nationwide Core Plus Bond Fund, Class R6 (a)	2,008,101	20,583,031
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	788,421	7,702,877

Total Fixed Income Funds (cost $82,681,079)		82,309,428

Total Investment Companies (cost $204,994,623)		222,412,925

Exchange Traded Funds 3.5%
Equity Fund 2.0%
iShares Core MSCI Emerging Markets Fund	92,685	5,169,969

Total Equity Fund (cost $4,881,548)		5,169,969

Fixed Income Funds 1.5%
iShares 20+ Year Treasury Bond Fund	10,254	1,276,213
iShares iBoxx $ High Yield Corporate Bond Fund	28,958	2,561,914

Total Fixed Income Funds (cost $3,832,292)		3,838,127

Total Exchange Traded Funds (cost $8,713,840)		9,008,096

Investment Contract 10.0%

	Principal Amount	Value

Nationwide Contract, 2.85% (a)(b)(c)	$25,667,468	$25,667,468

Total Investment Contract (cost $25,667,468)		25,667,468

Total Investments (cost $239,375,931) — 100.0%		257,088,489

Liabilities in excess of other assets — 0.0%†		(108,126)

NET ASSETS — 100.0%		$256,980,363

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

38

Statement of Assets and Liabilities

October 31, 2017

Nationwide Destination 2020 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $230,662,091)	$248,080,393
Investment securities of unaffiliated issuers, at value (cost $8,713,840)	9,008,096
Cash	19,062
Receivable for investments sold	161,683
Receivable for capital shares issued	27,765

Total Assets	257,296,999

Liabilities:
Payable for investments purchased	16,576
Payable for capital shares redeemed	202,941
Accrued expenses and other payables:
Investment advisory fees	28,234
Distribution fees	34,186
Administrative servicing fees	32,787
Trustee fees	594
Professional fees	1,318

Total Liabilities	316,636

Net Assets	$256,980,363

Represented by:
Capital	$226,062,921
Accumulated undistributed net investment income	221,276
Accumulated net realized gains from investment securities of affiliated and unaffiliated issuers	12,983,608
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	17,418,302
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	294,256

Net Assets	$256,980,363

Net Assets:
Class A Shares	$22,344,051
Class C Shares	3,723,244
Class R Shares	62,331,210
Class R6 Shares	70,211,410
Institutional Service Class Shares	98,370,448

Total	$256,980,363

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,247,199
Class C Shares	379,519
Class R Shares	6,287,539
Class R6 Shares	7,017,233
Institutional Service Class Shares	9,873,539

Total	25,805,029

39

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Destination 2020 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.94
Class C Shares (b)	$9.81
Class R Shares	$9.91
Class R6 Shares	$10.01
Institutional Service Class Shares	$9.96
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.55

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

40

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Destination 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$6,057,246
Interest income from affiliated issuers	619,934
Dividend income from unaffiliated issuers	26,298

Total Income	6,703,478

EXPENSES:
Investment advisory fees	339,093
Distribution fees Class A	54,852
Distribution fees Class C	37,273
Distribution fees Class R	320,449
Administrative servicing fees Class A	48,270
Administrative servicing fees Class C	3,728
Administrative servicing fees Class R	160,224
Administrative servicing fees Institutional Service Class	249,212
Professional fees	3,943
Trustee fees	7,455

Total Expenses	1,224,499

NET INVESTMENT INCOME	5,478,979

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	6,104,306
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	9,896,844
Transactions in investment securities of unaffiliated issuers	9,708

Net realized gains	16,010,858

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	10,425,275
Investment securities of unaffiliated issuers	294,256

Net change in unrealized appreciation/depreciation	10,719,531

Net realized/unrealized gains	26,730,389

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$32,209,368

The accompanying notes are an integral part of these financial statements.

41

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$5,478,979	$3,814,833
Net realized gains	16,010,858	12,443,975
Net change in unrealized appreciation/depreciation	10,719,531	(9,595,910)

Change in net assets resulting from operations	32,209,368	6,662,898

Distributions to Shareholders From:
Net investment income:
Class A	(424,894)	(264,076)
Class C	(51,240)	(28,299)
Class R	(1,088,625)	(861,205)
Class R6 (a)	(1,797,075)	(1,312,317)
Institutional Service Class	(2,153,170)	(1,632,592)
Net realized gains:
Class A	(954,320)	(698,147)
Class C	(169,189)	(138,454)
Class R	(3,085,942)	(3,297,703)
Class R6 (a)	(3,535,200)	(2,591,532)
Institutional Service Class	(4,702,168)	(4,105,977)

Change in net assets from shareholder distributions	(17,961,823)	(14,930,302)

Change in net assets from capital transactions	(20,409,194)	5,285,237

Change in net assets	(6,161,649)	(2,982,167)

Net Assets:
Beginning of year	263,142,012	266,124,179

End of year	$256,980,363	$263,142,012

Accumulated undistributed net investment income at end of year	$221,276	$135,217

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,782,728	$8,222,522
Dividends reinvested	1,379,214	961,920
Cost of shares redeemed	(6,683,882)	(5,297,616)

Total Class A Shares	1,478,060	3,886,826

Class C Shares
Proceeds from shares issued	35,074	337,392
Dividends reinvested	220,429	166,753
Cost of shares redeemed	(276,944)	(211,135)

Total Class C Shares	(21,441)	293,010

Class R Shares
Proceeds from shares issued	5,614,607	4,819,614
Dividends reinvested	4,174,567	4,158,908
Cost of shares redeemed	(16,603,872)	(22,215,234)

Total Class R Shares	(6,814,698)	(13,236,712)

Class R6 Shares (a)
Proceeds from shares issued	15,118,143	22,987,288
Dividends reinvested	5,332,275	3,903,849
Cost of shares redeemed	(28,379,333)	(13,580,742)

Total Class R6 Shares	(7,928,915)	13,310,395

42

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$17,379,835	$17,464,072
Dividends reinvested	6,855,338	5,738,569
Cost of shares redeemed	(31,357,373)	(22,170,923)

Total Institutional Service Class Shares	(7,122,200)	1,031,718

Change in net assets from capital transactions	$(20,409,194)	$5,285,237

SHARE TRANSACTIONS:
Class A Shares
Issued	713,731	891,463
Reinvested	149,933	106,268
Redeemed	(697,507)	(571,163)

Total Class A Shares	166,157	426,568

Class C Shares
Issued	3,782	36,552
Reinvested	24,334	18,662
Redeemed	(28,801)	(22,922)

Total Class C Shares	(685)	32,292

Class R Shares
Issued	589,960	519,233
Reinvested	455,895	461,090
Redeemed	(1,752,186)	(2,416,724)

Total Class R Shares	(706,331)	(1,436,401)

Class R6 Shares (a)
Issued	1,581,569	2,486,332
Reinvested	576,031	428,399
Redeemed	(3,003,858)	(1,449,826)

Total Class R6 Shares	(846,258)	1,464,905

Institutional Service Class Shares
Issued	1,821,145	1,869,895
Reinvested	743,876	633,190
Redeemed	(3,281,877)	(2,385,328)

Total Institutional Service Class Shares	(716,856)	117,757

Total change in shares	(2,103,973)	605,121

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

43

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	$9.41	0.18	0.99	1.17	(0.19)	(0.45)	(0.64)	$9.94	13.00%		$22,344,051	0.60%	1.93%	0.60%	34.17%
Year Ended October 31, 2016	$9.74	0.12	0.09	0.21	(0.14)	(0.40)	(0.54)	$9.41	2.38%		$19,592,496	0.60%	1.31%	0.60%	23.70%
Year Ended October 31, 2015	$10.29	0.15	(0.11)	0.04	(0.19)	(0.40)	(0.59)	$9.74	0.37%		$16,112,317	0.55%	1.56%	0.55%	15.99%
Year Ended October 31, 2014	$10.09	0.16	0.43	0.59	(0.16)	(0.23)	(0.39)	$10.29	5.98%		$12,042,352	0.62%	1.61%	0.62%	20.25%
Year Ended October 31, 2013	$9.26	0.11	1.15	1.26	(0.12)	(0.31)	(0.43)	$10.09	14.13%		$26,221,969	0.63%	1.17%	0.63%	20.65%

Class C Shares
Year Ended October 31, 2017	$9.30	0.12	0.97	1.09	(0.13)	(0.45)	(0.58)	$9.81	12.24%		$3,723,244	1.23%	1.31%	1.23%	34.17%
Year Ended October 31, 2016	$9.63	0.06	0.09	0.15	(0.08)	(0.40)	(0.48)	$9.30	1.76%		$3,535,573	1.24%	0.68%	1.24%	23.70%
Year Ended October 31, 2015	$10.17	0.09	(0.11)	(0.02)	(0.12)	(0.40)	(0.52)	$9.63	(0.21%	)	$3,348,791	1.22%	0.91%	1.22%	15.99%
Year Ended October 31, 2014	$10.00	0.09	0.42	0.51	(0.11)	(0.23)	(0.34)	$10.17	5.30%		$2,953,175	1.17%	0.88%	1.17%	20.25%
Year Ended October 31, 2013	$9.18	0.06	1.15	1.21	(0.08)	(0.31)	(0.39)	$10.00	13.66%		$2,900,859	1.13%	0.65%	1.13%	20.65%

Class R Shares (e)
Year Ended October 31, 2017	$9.39	0.16	0.97	1.13	(0.16)	(0.45)	(0.61)	$9.91	12.58%		$62,331,210	0.88%	1.68%	0.88%	34.17%
Year Ended October 31, 2016	$9.71	0.10	0.09	0.19	(0.11)	(0.40)	(0.51)	$9.39	2.18%		$65,655,004	0.89%	1.08%	0.89%	23.70%
Year Ended October 31, 2015	$10.25	0.13	(0.12)	0.01	(0.15)	(0.40)	(0.55)	$9.71	0.08%		$81,852,928	0.88%	1.33%	0.88%	15.99%
Year Ended October 31, 2014	$10.07	0.11	0.44	0.55	(0.14)	(0.23)	(0.37)	$10.25	5.59%		$94,769,629	0.88%	1.11%	0.88%	20.25%
Year Ended October 31, 2013	$9.24	0.09	1.15	1.24	(0.10)	(0.31)	(0.41)	$10.07	13.88%		$84,157,287	0.88%	0.93%	0.88%	20.65%

Class R6 Shares (f)
Year Ended October 31, 2017	$9.47	0.24	0.98	1.22	(0.23)	(0.45)	(0.68)	$10.01	13.55%		$70,211,410	0.13%	2.49%	0.13%	34.17%
Year Ended October 31, 2016	$9.79	0.17	0.09	0.26	(0.18)	(0.40)	(0.58)	$9.47	2.94%		$74,470,003	0.13%	1.79%	0.13%	23.70%
Year Ended October 31, 2015	$10.34	0.20	(0.12)	0.08	(0.23)	(0.40)	(0.63)	$9.79	0.75%		$62,653,169	0.13%	2.01%	0.13%	15.99%
Year Ended October 31, 2014	$10.14	0.18	0.46	0.64	(0.21)	(0.23)	(0.44)	$10.34	6.50%		$53,889,940	0.13%	1.78%	0.13%	20.25%
Year Ended October 31, 2013	$9.30	0.16	1.16	1.32	(0.17)	(0.31)	(0.48)	$10.14	14.75%		$29,410,147	0.13%	1.64%	0.13%	20.65%

Institutional Service Class Shares
Year Ended October 31, 2017	$9.43	0.21	0.98	1.19	(0.21)	(0.45)	(0.66)	$9.96	13.21%		$98,370,448	0.38%	2.15%	0.38%	34.17%
Year Ended October 31, 2016	$9.75	0.14	0.10	0.24	(0.16)	(0.40)	(0.56)	$9.43	2.69%		$99,888,936	0.38%	1.55%	0.38%	23.70%
Year Ended October 31, 2015	$10.30	0.18	(0.13)	0.05	(0.20)	(0.40)	(0.60)	$9.75	0.50%		$102,156,974	0.38%	1.80%	0.38%	15.99%
Year Ended October 31, 2014	$10.11	0.17	0.43	0.60	(0.18)	(0.23)	(0.41)	$10.30	6.15%		$98,149,868	0.38%	1.63%	0.38%	20.25%
Year Ended October 31, 2013	$9.27	0.13	1.16	1.29	(0.14)	(0.31)	(0.45)	$10.11	14.51%		$86,374,010	0.38%	1.41%	0.38%	20.65%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(f)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

44

Fund Commentary	Nationwide Destination 2025 Fund

For the annual period ended October 31, 2017, the Nationwide Destination 2025 Fund (Institutional Service Class) returned 15.46% versus 13.45% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2025 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2025 Funds (consisting of 201 funds as of October 31, 2017) was 14.55% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2017, was a function of positive performance across both equity and fixed-income asset classes, with strong contributions coming from a variety of Fund’s underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 23.63% over the reporting period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 27.85%, which surpassed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 23.48%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was equally strong, with a gain of 23.44%, but the MSCI Emerging Markets® Index was up even more during the reporting period and returned 26.45%.

U.S. and non-U.S. bonds also showed positive results during the reporting period, despite initial sharply higher U.S. interest rates in the aftermath of the U.S. presidential election. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 0.90% as spreads tightened somewhat during the reporting period, thereby helping corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch US High Yield Master II Index returned 9.14% for the reporting period. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 2.47% for the reporting period.

Eleven of the Fund’s 12 underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying Nationwide S&P 500 Index Fund, which returned 23.36%. The second-largest contributor to the performance of the Fund during the reporting period was its allocation to the underlying Nationwide International Index Fund, which posted a return of 23.51%. The only detractor from the performance of the Fund for the reporting period was the underlying iShares 20+ Year Treasury Bond ETF, which registered -0.70% during the Period. The two smallest contributors to the Fund’s performance for the reporting period were the underlying iShares iBoxx $ High Yield Corporate Bond ETF, with a 1.52% return, and the underlying Nationwide Inflation-Protected Securities Fund, with a 0.45% return, both due to relatively small allocations. Interest rate changes created a more challenging environment for fixed income over the course of the year.

During the reporting period, the Fund added four new positions, with underlying investments in the iShares Core MSCI Emerging Markets ETF, the iShares iBoxx $ High Yield Corporate Bond ETF, the iShares 20+ Year Treasury Bond ETF and the Nationwide Inflation-Protected Securities Fund. The fixed-income changes were a result of the annual asset allocation update. In addition, the underlying Nationwide Portfolio Completion Fund was removed from the Fund. The removal of the underlying Nationwide Portfolio Completion Fund paired with the addition of the underlying ETF allocations allows the portfolio management team more flexibility and precision in allocating capital to underlying asset classes.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA*;

and Andrew Urban, CFA*

45

Fund Commentary (cont.)	Nationwide Destination 2025 Fund

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

46

Fund Overview	Nationwide Destination 2025 Fund

Asset Allocation†

Equity Funds	64.5%
Fixed Income Funds	28.1%
Investment Contract	7.5%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Class R6	27.0%
Nationwide International Index Fund, Class R6	19.0%
Nationwide Bond Index Fund, Class R6	17.5%
Nationwide Mid Cap Market Index Fund, Class R6	11.0%
Nationwide Contract	7.5%
Nationwide Core Plus Bond Fund, Class R6	7.0%
Nationwide Small Cap Index Fund, Class R6	4.5%
iShares Core MSCI Emerging Markets Fund	3.0%
Nationwide Inflation-Protected Securities Fund, Class R6	2.0%
iShares iBoxx $ High Yield Corporate Bond Fund	1.0%
iShares 20+ Year Treasury Bond Fund	0.5%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

47

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	15.12%	8.17%	4.18%
	w/SC2	8.50%	6.90%	3.57%
Class C	w/o SC1	14.55%	7.56%	3.61%
	w/SC3	13.55%	N/A	N/A
Class R4,5		14.84%	7.87%	3.89%
Class R6[4,6]		15.67%	8.68%	4.67%
Institutional Service Class[4]		15.46%	8.43%	4.39%
Morningstar® Lifetime Allocation Moderate 2025 Index		13.45%	8.26%	5.01%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.46%
Class R	1.14%
Class R6[1]	0.39%
Institutional Service Class	0.64%

^	Current effective prospectus dated May 24, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

48

Fund Performance (cont.)	Nationwide Destination 2025 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2025 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2025 Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

49

Shareholder Expense Example	Nationwide Destination 2025 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2025 Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17(a)	Expense Ratio During Period (%) 5/1/17 - 10/31/17(a)
Class A Shares	Actual	(b)	1,000.00	1,058.80	3.22	0.62
	Hypothetical	(b)(c)	1,000.00	1,022.08	3.16	0.62
Class C Shares	Actual	(b)	1,000.00	1,056.30	6.32	1.22
	Hypothetical	(b)(c)	1,000.00	1,019.06	6.21	1.22
Class R Shares	Actual	(b)	1,000.00	1,057.50	4.56	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares(d)	Actual	(b)	1,000.00	1,061.90	0.68	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,060.90	1.97	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

50

Statement of Investments

October 31, 2017

Nationwide Destination 2025 Fund

Investment Companies 88.1%

	Shares	Value

Equity Funds 61.5%
Nationwide International Index Fund, Class R6 (a)	6,924,431	$60,658,018
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,791,839	35,120,045
Nationwide S&P 500 Index Fund, Class R6 (a)	5,249,451	86,195,991
Nationwide Small Cap Index Fund, Class R6 (a)	894,797	14,370,443

Total Equity Funds (cost $169,357,789)		196,344,497

Fixed Income Funds 26.6%
Nationwide Bond Index Fund, Class R6 (a)	5,079,811	55,979,516
Nationwide Core Plus Bond Fund, Class R6 (a)	2,186,119	22,407,717
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	654,025	6,389,826

Total Fixed Income Funds (cost $85,017,488)		84,777,059

Total Investment Companies (cost $254,375,277)		281,121,556

Exchange Traded Funds 4.5%
Equity Fund 3.0%
iShares Core MSCI Emerging Markets Fund	173,533	9,679,670

Total Equity Fund (cost $9,141,365)		9,679,670

Fixed Income Funds 1.5%
iShares 20+ Year Treasury Bond Fund	12,568	1,564,213
iShares iBoxx $ High Yield Corporate Bond Fund	35,901	3,176,162

Total Fixed Income Funds (cost $4,733,429)		4,740,375

Total Exchange Traded Funds (cost $13,874,794)		14,420,045

Investment Contract 7.5%

	Principal Amount	Value

Nationwide Contract, 2.85% (a)(b)(c)	$23,947,182	$23,947,182

Total Investment Contract (cost $23,947,182)		23,947,182

Total Investments (cost $292,197,253) — 100.1%		319,488,783

Liabilities in excess of other assets — (0.1)%		(217,816)

NET ASSETS — 100.0%		$319,270,967

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

51

Statement of Assets and Liabilities

October 31, 2017

Nationwide Destination 2025 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $278,322,459)	$305,068,738
Investment securities of unaffiliated issuers, at value (cost $13,874,794)	14,420,045
Receivable for investments sold	838,268
Receivable for capital shares issued	97,408

Total Assets	320,424,459

Liabilities:
Payable for capital shares redeemed	1,033,274
Accrued expenses and other payables:
Investment advisory fees	35,255
Distribution fees	44,604
Administrative servicing fees	38,081
Trustee fees	740
Professional fees	1,538

Total Liabilities	1,153,492

Net Assets	$319,270,967

Represented by:
Capital	$273,784,743
Accumulated undistributed net investment income	204,299
Accumulated net realized gains from investment securities of affiliated and unaffiliated issuers	17,990,395
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	26,746,279
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	545,251

Net Assets	$319,270,967

Net Assets:
Class A Shares	$39,049,858
Class C Shares	3,118,589
Class R Shares	78,423,274
Class R6 Shares	85,913,862
Institutional Service Class Shares	112,765,384

Total	$319,270,967

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,775,052
Class C Shares	304,552
Class R Shares	7,604,628
Class R6 Shares	8,249,347
Institutional Service Class Shares	10,884,761

Total	30,818,340

52

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Destination 2025 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.34
Class C Shares (b)	$10.24
Class R Shares	$10.31
Class R6 Shares	$10.41
Institutional Service Class Shares	$10.36
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.97

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

53

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Destination 2025 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$7,368,605
Interest income from affiliated issuers	499,644
Dividend income from unaffiliated issuers	32,385

Total Income	7,900,634

EXPENSES:
Investment advisory fees	403,108
Distribution fees Class A	88,576
Distribution fees Class C	29,135
Distribution fees Class R	399,027
Administrative servicing fees Class A	81,842
Administrative servicing fees Class C	2,293
Administrative servicing fees Class R	199,514
Administrative servicing fees Institutional Service Class	270,384
Professional fees	4,630
Trustee fees	8,892

Total Expenses	1,487,401

NET INVESTMENT INCOME	6,413,233

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	8,181,202
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	12,502,937
Transactions in investment securities of unaffiliated issuers	14,082

Net realized gains	20,698,221

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	16,500,092
Investment securities of unaffiliated issuers	545,251

Net change in unrealized appreciation/depreciation	17,045,343

Net realized/unrealized gains	37,743,564

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$44,156,797

The accompanying notes are an integral part of these financial statements.

54

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$6,413,233	$3,673,949
Net realized gains	20,698,221	15,974,012
Net change in unrealized appreciation/depreciation	17,045,343	(11,912,135)

Change in net assets resulting from operations	44,156,797	7,735,826

Distributions to Shareholders From:
Net investment income:
Class A	(673,790)	(337,268)
Class C	(40,885)	(16,102)
Class R	(1,324,256)	(845,901)
Class R6 (a)	(2,074,496)	(1,301,399)
Institutional Service Class	(2,286,098)	(1,461,890)
Net realized gains:
Class A	(1,726,311)	(888,934)
Class C	(146,141)	(79,442)
Class R	(4,255,236)	(3,350,255)
Class R6 (a)	(4,578,031)	(2,578,309)
Institutional Service Class	(5,525,385)	(3,665,905)

Change in net assets from shareholder distributions	(22,630,629)	(14,525,405)

Change in net assets from capital transactions	(3,479,628)	19,690,526

Change in net assets	18,046,540	12,900,947

Net Assets:
Beginning of year	301,224,427	288,323,480

End of year	$319,270,967	$301,224,427

Accumulated undistributed net investment income at end of year	$204,299	$40,600

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,713,160	$10,497,059
Dividends reinvested	2,392,264	1,221,691
Cost of shares redeemed	(6,157,436)	(2,995,551)

Total Class A Shares	4,947,988	8,723,199

Class C Shares
Proceeds from shares issued	212,460	766,089
Dividends reinvested	187,026	95,544
Cost of shares redeemed	(147,144)	(198,402)

Total Class C Shares	252,342	663,231

Class R Shares
Proceeds from shares issued	8,102,424	8,035,087
Dividends reinvested	5,579,492	4,196,156
Cost of shares redeemed	(22,664,947)	(21,788,876)

Total Class R Shares	(8,983,031)	(9,557,633)

55

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Class R6 Shares (a)
Proceeds from shares issued	$20,535,945	$26,176,389
Dividends reinvested	6,652,527	3,879,708
Cost of shares redeemed	(30,048,543)	(13,442,022)

Total Class R6 Shares	(2,860,071)	16,614,075

Institutional Service Class Shares
Proceeds from shares issued	23,878,502	16,879,380
Dividends reinvested	7,811,483	5,127,795
Cost of shares redeemed	(28,526,841)	(18,759,521)

Total Institutional Service Class Shares	3,163,144	3,247,654

Change in net assets from capital transactions	$(3,479,628)	$19,690,526

SHARE TRANSACTIONS:
Class A Shares
Issued	884,113	1,113,184
Reinvested	252,659	132,002
Redeemed	(625,279)	(314,130)

Total Class A Shares	511,493	931,056

Class C Shares
Issued	21,997	81,980
Reinvested	19,985	10,427
Redeemed	(15,208)	(20,972)

Total Class C Shares	26,774	71,435

Class R Shares
Issued	823,178	853,161
Reinvested	592,568	455,113
Redeemed	(2,306,712)	(2,308,529)

Total Class R Shares	(890,966)	(1,000,255)

Class R6 Shares (a)
Issued	2,073,054	2,759,405
Reinvested	697,486	416,476
Redeemed	(3,080,569)	(1,404,871)

Total Class R6 Shares	(310,029)	1,771,010

Institutional Service Class Shares
Issued	2,420,450	1,775,987
Reinvested	824,007	553,503
Redeemed	(2,887,310)	(1,965,562)

Total Institutional Service Class Shares	357,147	363,928

Total change in shares	(305,581)	2,137,174

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

56

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	$9.67	0.19	1.19	1.38	(0.19)	(0.52)	(0.71)	$10.34	15.12%		$39,049,858	0.61%	1.89%	0.61%	41.00%
Year Ended October 31, 2016	$9.94	0.11	0.10	0.21	(0.12)	(0.36)	(0.48)	$9.67	2.44%		$31,546,828	0.61%	1.11%	0.61%	19.19%
Year Ended October 31, 2015	$10.54	0.15	(0.14)	0.01	(0.19)	(0.42)	(0.61)	$9.94	0.16%		$23,187,219	0.54%	1.50%	0.54%	11.50%
Year Ended October 31, 2014	$10.34	0.15	0.51	0.66	(0.15)	(0.31)	(0.46)	$10.54	6.56%		$17,687,789	0.62%	1.47%	0.62%	14.81%
Year Ended October 31, 2013	$9.21	0.11	1.45	1.56	(0.12)	(0.31)	(0.43)	$10.34	17.68%		$27,833,711	0.63%	1.17%	0.63%	17.23%

Class C Shares
Year Ended October 31, 2017	$9.58	0.13	1.19	1.32	(0.14)	(0.52)	(0.66)	$10.24	14.55%		$3,118,589	1.21%	1.31%	1.21%	41.00%
Year Ended October 31, 2016	$9.86	0.05	0.10	0.15	(0.07)	(0.36)	(0.43)	$9.58	1.77%		$2,661,689	1.20%	0.52%	1.20%	19.19%
Year Ended October 31, 2015	$10.46	0.09	(0.14)	(0.05)	(0.13)	(0.42)	(0.55)	$9.86	(0.47%	)	$2,034,952	1.20%	0.91%	1.20%	11.50%
Year Ended October 31, 2014	$10.29	0.08	0.51	0.59	(0.11)	(0.31)	(0.42)	$10.46	5.88%		$1,839,120	1.17%	0.82%	1.17%	14.81%
Year Ended October 31, 2013	$9.17	0.06	1.46	1.52	(0.09)	(0.31)	(0.40)	$10.29	17.18%		$1,869,454	1.13%	0.57%	1.13%	17.23%

Class R Shares (e)
Year Ended October 31, 2017	$9.64	0.16	1.20	1.36	(0.17)	(0.52)	(0.69)	$10.31	14.84%		$78,423,274	0.88%	1.66%	0.88%	41.00%
Year Ended October 31, 2016	$9.91	0.08	0.10	0.18	(0.09)	(0.36)	(0.45)	$9.64	2.13%		$81,876,794	0.88%	0.89%	0.88%	19.19%
Year Ended October 31, 2015	$10.50	0.13	(0.15)	(0.02)	(0.15)	(0.42)	(0.57)	$9.91	(0.14%	)	$94,100,551	0.88%	1.27%	0.88%	11.50%
Year Ended October 31, 2014	$10.32	0.11	0.51	0.62	(0.13)	(0.31)	(0.44)	$10.50	6.20%		$107,412,528	0.88%	1.05%	0.88%	14.81%
Year Ended October 31, 2013	$9.19	0.09	1.45	1.54	(0.10)	(0.31)	(0.41)	$10.32	17.43%		$93,768,765	0.88%	0.93%	0.88%	17.23%

Class R6 Shares (f)
Year Ended October 31, 2017	$9.73	0.25	1.19	1.44	(0.24)	(0.52)	(0.76)	$10.41	15.67%		$85,913,862	0.13%	2.48%	0.13%	41.00%
Year Ended October 31, 2016	$10.00	0.15	0.11	0.26	(0.17)	(0.36)	(0.53)	$9.73	2.89%		$83,247,797	0.13%	1.61%	0.13%	19.19%
Year Ended October 31, 2015	$10.59	0.20	(0.14)	0.06	(0.23)	(0.42)	(0.65)	$10.00	0.63%		$67,863,127	0.13%	1.94%	0.13%	11.50%
Year Ended October 31, 2014	$10.40	0.18	0.53	0.71	(0.21)	(0.31)	(0.52)	$10.59	7.03%		$57,449,074	0.13%	1.70%	0.13%	14.81%
Year Ended October 31, 2013	$9.26	0.16	1.46	1.62	(0.17)	(0.31)	(0.48)	$10.40	18.28%		$31,917,185	0.13%	1.61%	0.13%	17.23%

Institutional Service Class Shares
Year Ended October 31, 2017	$9.68	0.21	1.21	1.42	(0.22)	(0.52)	(0.74)	$10.36	15.46%		$112,765,384	0.38%	2.13%	0.38%	41.00%
Year Ended October 31, 2016	$9.95	0.13	0.10	0.23	(0.14)	(0.36)	(0.50)	$9.68	2.64%		$101,891,319	0.38%	1.37%	0.38%	19.19%
Year Ended October 31, 2015	$10.55	0.17	(0.14)	0.03	(0.21)	(0.42)	(0.63)	$9.95	0.28%		$101,137,631	0.38%	1.72%	0.38%	11.50%
Year Ended October 31, 2014	$10.36	0.16	0.52	0.68	(0.18)	(0.31)	(0.49)	$10.55	6.80%		$94,761,257	0.38%	1.56%	0.38%	14.81%
Year Ended October 31, 2013	$9.22	0.13	1.47	1.60	(0.15)	(0.31)	(0.46)	$10.36	18.07%		$77,247,913	0.38%	1.38%	0.38%	17.23%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(f)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

57

Fund Commentary	Nationwide Destination 2030 Fund

For the annual period ended October 31, 2017, the Nationwide Destination 2030 Fund (Institutional Service Class) returned 17.39% versus 16.00% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2030 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 229 funds as of October 31, 2017) was 16.83% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2017, was a function of positive performance across both equity and fixed-income asset classes, with strong contributions coming from a variety of the Fund’s underlying investments.

During the, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 23.63% over the, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results during the, with the Russell 2000® Index returning 27.85%, which surpassed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 23.48%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was equally strong, with a gain of 23.44%, but the MSCI Emerging Markets® Index was up even more during the reporting period and returned 26.45%.

U.S. and non-U.S. bonds also showed positive results during the reporting period, despite initial sharply higher U.S. interest rates in the aftermath of the U.S. presidential election. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 0.90% as spreads tightened somewhat during the reporting period, thereby helping corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch US High Yield Master II Index returned 9.14% for the reporting period. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 2.47% for the reporting period.

All 10 of the Fund’s underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying Nationwide S&P 500 Index Fund, which returned 23.36%. The second-largest contributor to the performance of the Fund during the reporting period was its allocation to the underlying Nationwide International Index Fund, which posted a return of 23.51%. There were no detractors from the performance of the Fund for the reporting period. The two smallest contributors to the Fund’s performance for the reporting period were the underlying iShares iBoxx $ High Yield Corporate Bond ETF, with a 1.52% return, and the underlying Nationwide Contract, with a 3.00% return, both due to relatively small allocations. Interest rate changes created a more challenging environment for fixed income over the course of the year.

During the reporting period, the Fund added three new positions, with underlying investments in the iShares Core MSCI Emerging Markets ETF, the iShares iBoxx $ High Yield Corporate Bond ETF and the Nationwide Contract. The fixed-income changes were a result of the annual asset allocation update. In addition, the underlying Nationwide Portfolio Completion Fund was removed from the Fund. The removal of the underlying Nationwide Portfolio Completion Fund paired with the addition of the underlying ETF allocations allows the portfolio management team more flexibility and precision in allocating capital to underlying asset classes.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA*;

and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

58

Fund Commentary (cont.)	Nationwide Destination 2030 Fund

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

59

Fund Overview	Nationwide Destination 2030 Fund

Asset Allocation†

Equity Funds	73.1%
Fixed Income Funds	23.0%
Investment Contract	4.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Class R6	31.0%
Nationwide International Index Fund, Class R6	21.0%
Nationwide Bond Index Fund, Class R6	15.0%
Nationwide Mid Cap Market Index Fund, Class R6	12.0%
Nationwide Small Cap Index Fund, Class R6	6.0%
Nationwide Core Plus Bond Fund, Class R6	6.0%
Nationwide Contract	4.0%
iShares Core MSCI Emerging Markets Fund	3.0%
iShares iBoxx $ High Yield Corporate Bond Fund	2.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

60

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	17.02%	9.15%	4.35%
	w/SC2	10.27%	7.86%	3.74%
Class C	w/o SC1	16.39%	8.60%	3.81%
	w/SC3	15.39%	N/A	N/A
Class R4,5		16.81%	8.89%	4.08%
Class R6[4,6]		17.58%	9.69%	4.84%
Institutional Service Class[4]		17.39%	9.44%	4.57%
Morningstar® Lifetime Allocation Moderate 2030 Index		16.00%	9.40%	5.19%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.88%
Class C	1.44%
Class R	1.15%
Class R6[1]	0.40%
Institutional Service Class	0.65%

^	Current effective prospectus dated May 24, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

61

Fund Performance (cont.)	Nationwide Destination 2030 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2030 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2030 Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

62

Shareholder Expense Example	Nationwide Destination 2030 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2030 Fund October 31, 2017			Beginning Account Value($) 5/1/17	Ending Account Value($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17(a)	Expense Ratio During Period (%) 5/1/17 - 10/31/17(a)
Class A Shares	Actual	(b)	1,000.00	1,064.30	3.23	0.62
	Hypothetical	(b)(c)	1,000.00	1,022.08	3.16	0.62
Class C Shares	Actual	(b)	1,000.00	1,062.00	6.08	1.17
	Hypothetical	(b)(c)	1,000.00	1,019.31	5.96	1.17
Class R Shares	Actual	(b)	1,000.00	1,064.30	4.58	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares(d)	Actual	(b)	1,000.00	1,067.50	0.68	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,066.50	1.98	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

63

Statement of Investments

October 31, 2017

Nationwide Destination 2030 Fund

Investment Companies 91.1%

	Shares	Value

Equity Funds 70.1%
Nationwide International Index Fund, Class R6 (a)	7,774,063	$68,100,791
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,986,450	38,934,421
Nationwide S&P 500 Index Fund, Class R6 (a)	6,121,064	100,507,868
Nationwide Small Cap Index Fund, Class R6 (a)	1,213,585	19,490,175

Total Equity Funds (cost $195,745,884)		227,033,255

Fixed Income Funds 21.0%
Nationwide Bond Index Fund, Class R6 (a)	4,421,704	48,727,178
Nationwide Core Plus Bond Fund, Class R6 (a)	1,893,775	19,411,196

Total Fixed Income Funds (cost $68,208,937)		68,138,374

Total Investment Companies (cost $263,954,821)		295,171,629

Exchange Traded Funds 5.0%
Equity Fund 3.0%
iShares Core MSCI Emerging Markets Fund	176,512	9,845,839

Fixed Income Fund 2.0%
iShares iBoxx $ High Yield Corporate Bond Fund	72,304	6,396,735

Total Exchange Traded Funds (cost $15,640,622)		16,242,574

Investment Contract 4.0%

	Principal Amount

Nationwide Contract, 2.85% (a)(b)(c)	$12,878,449	12,878,449

Total Investment Contract (cost $12,878,449)		12,878,449

Total Investments (cost $292,473,892) — 100.1%		324,292,652

Liabilities in excess of other assets — (0.1)%		(209,092)

NET ASSETS — 100.0%		$324,083,560

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

64

Statement of Assets and Liabilities

October 31, 2017

Nationwide Destination 2030 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $276,833,270)	$308,050,078
Investment securities of unaffiliated issuers, at value (cost $15,640,622)	16,242,574
Receivable for investments sold	777,550
Receivable for capital shares issued	52,810

Total Assets	325,123,012

Liabilities:
Payable for capital shares redeemed	908,147
Accrued expenses and other payables:
Investment advisory fees	35,603
Distribution fees	45,948
Administrative servicing fees	47,513
Trustee fees	739
Professional fees	1,502

Total Liabilities	1,039,452

Net Assets	$324,083,560

Represented by:
Capital	$272,958,633
Accumulated undistributed net investment income	149,495
Accumulated net realized gains from investment securities of affiliated and unaffiliated issuers	19,156,672
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	31,216,808
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	601,952

Net Assets	$324,083,560

Net Assets:
Class A Shares	$41,549,136
Class C Shares	1,998,934
Class R Shares	83,044,007
Class R6 Shares	85,367,548
Institutional Service Class Shares	112,123,935

Total	$324,083,560

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,128,468
Class C Shares	200,727
Class R Shares	8,299,379
Class R6 Shares	8,425,668
Institutional Service Class Shares	11,126,235

Total	32,180,477

65

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Destination 2030 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.06
Class C Shares (b)	$9.96
Class R Shares	$10.01
Class R6 Shares	$10.13
Institutional Service Class Shares	$10.08
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.67

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

66

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Destination 2030 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$7,323,979
Interest income from affiliated issuers	297,250
Dividend income from unaffiliated issuers	52,355

Total Income	7,673,584

EXPENSES:
Investment advisory fees	398,461
Distribution fees Class A	90,256
Distribution fees Class C	19,147
Distribution fees Class R	416,751
Administrative servicing fees Class A	86,645
Administrative servicing fees Class C	766
Administrative servicing fees Class R	208,376
Administrative servicing fees Institutional Service Class	258,045
Professional fees	4,528
Trustee fees	8,799

Total Expenses	1,491,774

NET INVESTMENT INCOME	6,181,810

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	9,148,736
Net realized gains from:
Transactions in investment securities of affiliated issuers	12,401,915
Transactions in investment securities of unaffiliated issuers	9,535

Net realized gains (losses)	21,560,186

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	19,887,081
Investment securities of unaffiliated issuers	601,952

Net change in unrealized appreciation/depreciation	20,489,033

Net realized/unrealized gains	42,049,219

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$48,231,029

The accompanying notes are an integral part of these financial statements.

67

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$6,181,810	$3,380,189
Net realized gains	21,560,186	17,346,149
Net change in unrealized appreciation/depreciation	20,489,033	(13,353,357)

Change in net assets resulting from operations	48,231,029	7,372,981

Distributions to Shareholders From:
Net investment income:
Class A	(666,931)	(316,863)
Class C	(26,657)	(12,110)
Class R	(1,368,257)	(885,377)
Class R6 (a)	(1,973,096)	(1,218,357)
Institutional Service Class	(2,148,943)	(1,296,647)
Net realized gains:
Class A	(1,894,984)	(977,662)
Class C	(106,938)	(67,078)
Class R	(4,937,057)	(3,992,081)
Class R6 (a)	(4,851,588)	(2,678,258)
Institutional Service Class	(5,744,437)	(3,569,840)

Change in net assets from shareholder distributions	(23,718,888)	(15,014,273)

Change in net assets from capital transactions	10,432,902	15,032,137

Change in net assets	34,945,043	7,390,845

Net Assets:
Beginning of year	289,138,517	281,747,672

End of year	$324,083,560	$289,138,517

Accumulated undistributed net investment income at end of year	$149,495	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,650,814	$10,605,260
Dividends reinvested	2,561,915	1,294,525
Cost of shares redeemed	(4,978,991)	(5,039,234)

Total Class A Shares	8,233,738	6,860,551

Class C Shares
Proceeds from shares issued	145,796	153,804
Dividends reinvested	133,595	79,188
Cost of shares redeemed	(175,614)	(108,668)

Total Class C Shares	103,777	124,324

Class R Shares
Proceeds from shares issued	6,459,663	6,532,360
Dividends reinvested	6,305,314	4,877,458
Cost of shares redeemed	(20,170,128)	(26,048,106)

Total Class R Shares	(7,405,151)	(14,638,288)

68

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Class R6 Shares (a)
Proceeds from shares issued	$18,047,235	$25,624,166
Dividends reinvested	6,824,684	3,896,615
Cost of shares redeemed	(24,723,661)	(12,972,445)

Total Class R6 Shares	148,258	16,548,336

Institutional Service Class Shares
Proceeds from shares issued	25,301,703	17,575,507
Dividends reinvested	7,893,380	4,866,487
Cost of shares redeemed	(23,842,803)	(16,304,780)

Total Institutional Service Class Shares	9,352,280	6,137,214

Change in net assets from capital transactions	$10,432,902	$15,032,137

SHARE TRANSACTIONS:
Class A Shares
Issued	1,118,941	1,174,309
Reinvested	280,466	145,506
Redeemed	(524,711)	(554,244)

Total Class A Shares	874,696	765,571

Class C Shares
Issued	15,698	17,835
Reinvested	14,808	9,000
Redeemed	(18,621)	(12,500)

Total Class C Shares	11,885	14,335

Class R Shares
Issued	680,085	722,862
Reinvested	695,929	552,092
Redeemed	(2,130,671)	(2,883,597)

Total Class R Shares	(754,657)	(1,608,643)

Class R6 Shares (a)
Issued	1,891,452	2,815,871
Reinvested	741,615	435,439
Redeemed	(2,628,672)	(1,416,961)

Total Class R6 Shares	4,395	1,834,349

Institutional Service Class Shares
Issued	2,645,750	1,928,610
Reinvested	863,022	546,858
Redeemed	(2,496,684)	(1,767,747)

Total Institutional Service Class Shares	1,012,088	707,721

Total change in shares	1,148,407	1,713,333

Amount designated as “–” is zero or has been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

69

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	$9.31	0.18	1.32	1.50	(0.18)	(0.57)	(0.75)	$10.06	17.02%		$41,549,136	0.62%	1.84%	0.62%	42.26%
Year Ended October 31, 2016	$9.61	0.10	0.09	0.19	(0.11)	(0.38)	(0.49)	$9.31	2.33%		$30,305,410	0.62%	1.04%	0.62%	17.46%
Year Ended October 31, 2015	$10.49	0.14	(0.12)	0.02	(0.18)	(0.72)	(0.90)	$9.61	0.14%		$23,920,959	0.60%	1.46%	0.60%	10.87%
Year Ended October 31, 2014	$10.49	0.14	0.55	0.69	(0.14)	(0.55)	(0.69)	$10.49	6.98%		$19,436,264	0.64%	1.37%	0.64%	21.24%
Year Ended October 31, 2013	$9.17	0.12	1.70	1.82	(0.13)	(0.37)	(0.50)	$10.49	20.74%		$49,286,478	0.63%	1.22%	0.63%	18.67%

Class C Shares
Year Ended October 31, 2017	$9.23	0.12	1.32	1.44	(0.14)	(0.57)	(0.71)	$9.96	16.39%		$1,998,934	1.17%	1.31%	1.17%	42.26%
Year Ended October 31, 2016	$9.53	0.05	0.10	0.15	(0.07)	(0.38)	(0.45)	$9.23	1.83%		$1,742,857	1.17%	0.53%	1.17%	17.46%
Year Ended October 31, 2015	$10.42	0.09	(0.13)	(0.04)	(0.13)	(0.72)	(0.85)	$9.53	(0.43%	)	$1,663,876	1.16%	0.97%	1.16%	10.87%
Year Ended October 31, 2014	$10.45	0.08	0.55	0.63	(0.11)	(0.55)	(0.66)	$10.42	6.39%		$1,672,313	1.15%	0.77%	1.15%	21.24%
Year Ended October 31, 2013	$9.13	0.07	1.71	1.78	(0.09)	(0.37)	(0.46)	$10.45	20.32%		$1,400,404	1.13%	0.71%	1.13%	18.67%

Class R Shares(e)
Year Ended October 31, 2017	$9.26	0.16	1.32	1.48	(0.16)	(0.57)	(0.73)	$10.01	16.81%		$83,044,007	0.88%	1.63%	0.88%	42.26%
Year Ended October 31, 2016	$9.56	0.08	0.09	0.17	(0.09)	(0.38)	(0.47)	$9.26	2.05%		$83,871,705	0.89%	0.85%	0.89%	17.46%
Year Ended October 31, 2015	$10.44	0.12	(0.12)	—	(0.16)	(0.72)	(0.88)	$9.56	(0.11%	)	$101,958,591	0.88%	1.25%	0.88%	10.87%
Year Ended October 31, 2014	$10.46	0.10	0.56	0.66	(0.13)	(0.55)	(0.68)	$10.44	6.69%		$113,908,367	0.88%	0.99%	0.88%	21.24%
Year Ended October 31, 2013	$9.14	0.09	1.71	1.80	(0.11)	(0.37)	(0.48)	$10.46	20.52%		$96,468,521	0.88%	0.95%	0.88%	18.67%

Class R6 Shares (f)
Year Ended October 31, 2017	$9.37	0.23	1.33	1.56	(0.23)	(0.57)	(0.80)	$10.13	17.58%		$85,367,548	0.13%	2.42%	0.13%	42.26%
Year Ended October 31, 2016	$9.67	0.14	0.10	0.24	(0.16)	(0.38)	(0.54)	$9.37	2.81%		$78,906,228	0.13%	1.56%	0.13%	17.46%
Year Ended October 31, 2015	$10.54	0.19	(0.11)	0.08	(0.23)	(0.72)	(0.95)	$9.67	0.71%		$63,680,263	0.13%	1.90%	0.13%	10.87%
Year Ended October 31, 2014	$10.55	0.18	0.57	0.75	(0.21)	(0.55)	(0.76)	$10.54	7.51%		$47,412,593	0.13%	1.69%	0.13%	21.24%
Year Ended October 31, 2013	$9.22	0.16	1.72	1.88	(0.18)	(0.37)	(0.55)	$10.55	21.34%		$30,335,443	0.13%	1.62%	0.13%	18.67%

Institutional Service Class Shares
Year Ended October 31, 2017	$9.32	0.20	1.34	1.54	(0.21)	(0.57)	(0.78)	$10.08	17.39%		$112,123,935	0.38%	2.08%	0.38%	42.26%
Year Ended October 31, 2016	$9.62	0.12	0.09	0.21	(0.13)	(0.38)	(0.51)	$9.32	2.56%		$94,312,317	0.38%	1.31%	0.38%	17.46%
Year Ended October 31, 2015	$10.50	0.17	(0.13)	0.04	(0.20)	(0.72)	(0.92)	$9.62	0.36%		$90,523,983	0.38%	1.70%	0.38%	10.87%
Year Ended October 31, 2014	$10.51	0.16	0.56	0.72	(0.18)	(0.55)	(0.73)	$10.50	7.27%		$81,083,707	0.38%	1.50%	0.38%	21.24%
Year Ended October 31, 2013	$9.18	0.14	1.71	1.85	(0.15)	(0.37)	(0.52)	$10.51	21.14%		$63,959,756	0.38%	1.41%	0.38%	18.67%

Amount designated as “ – ” is zero or has been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(f)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

70

Fund Commentary	Nationwide Destination 2035 Fund

For the annual period ended October 31, 2017, the Nationwide Destination 2035 Fund (Institutional Service Class) returned 18.60% versus 18.44% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2035 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2035 Funds (consisting of 197 funds as of October 31, 2017) was 18.80% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2017, was a function of positive performance across both equity and fixed-income asset classes, with strong contributions coming from a variety of the Fund’s underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 23.63% over the reporting period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 27.85%, which surpassed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 23.48%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was equally strong, with a gain of 23.44%, but the MSCI Emerging Markets® Index was up even more during the reporting period and returned 26.45%.

U.S. and non-U.S. bonds also showed positive results during the reporting period, despite initial sharply higher U.S. interest rates in the aftermath of the U.S. presidential election. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 0.90% as spreads tightened somewhat during the reporting period, thereby helping corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch US High Yield

Master II Index returned 9.14% for the reporting period. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 2.47% for the reporting period.

All 10 of the Fund’s underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying Nationwide S&P 500 Index Fund, which returned 23.36%. The second-largest contributor to the performance of the Fund during the Period was its allocation to the underlying Nationwide International Index Fund, which posted a return of 23.51%. There were no detractors from the performance of the Fund for the reporting period. The two smallest contributors to the Fund’s performance for the reporting period were the underlying iShares iBoxx $ High Yield Corporate Bond ETF, with a 1.52% return, and the underlying Nationwide Core Plus Bond Fund, with a 2.51% return, both due to relatively small allocations. Interest rate changes created a more challenging environment for fixed income over the course of the year.

During the reporting period, the Fund added four new positions, with underlying investments in the iShares Core MSCI Emerging Markets ETF, the iShares iBoxx $ High Yield Corporate Bond ETF, the Nationwide Contract and the Nationwide Core Plus Bond Fund. The fixed-income changes were a result of the annual asset allocation update. In addition, the underlying Nationwide Portfolio Completion Fund was removed from the Fund. The removal of the underlying Nationwide Portfolio Completion Fund paired with the addition of the underlying ETF allocations allows the portfolio management team more flexibility and precision in allocating capital to underlying asset classes.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA*;

and Andrew Urban, CFA*

71

Fund Commentary (cont.)	Nationwide Destination 2035 Fund

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

72

Fund Overview	Nationwide Destination 2035 Fund

Asset Allocation†

Equity Funds	78.6%
Fixed Income Funds	18.4%
Investment Contract	3.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Class R6	32.0%
Nationwide International Index Fund, Class R6	23.0%
Nationwide Bond Index Fund, Class R6	13.5%
Nationwide Mid Cap Market Index Fund, Class R6	13.0%
Nationwide Small Cap Index Fund, Class R6	7.0%
iShares Core MSCI Emerging Markets Fund	3.5%
Nationwide Core Plus Bond Fund, Class R6	3.0%
Nationwide Contract	3.0%
iShares iBoxx $ High Yield Corporate Bond Fund	2.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

73

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	18.26%	9.88%	4.46%
	w/SC2	11.46%	8.60%	3.84%
Class C	w/o SC1	17.56%	9.24%	3.89%
	w/SC3	16.56%	N/A	N/A
Class R4,5		17.98%	9.60%	4.20%
Class R6[4,6]		18.90%	10.42%	4.97%
Institutional Service Class[4]		18.60%	10.16%	4.69%
Morningstar® Lifetime Allocation Moderate 2035 Index		18.44%	10.26%	5.39%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.88%
Class C	1.49%
Class R	1.15%
Class R6[1]	0.40%
Institutional Service Class	0.65%

^	Current effective prospectus dated May 24, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

74

Fund Performance (cont.)	Nationwide Destination 2035 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2035 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2035 Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

75

Shareholder Expense Example	Nationwide Destination 2035 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2035 Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17(a)	Expense Ratio During Period (%) 5/1/17 - 10/31/17(a)
Class A Shares	Actual	(b)	1,000.00	1,068.50	3.23	0.62
	Hypothetical	(b)(c)	1,000.00	1,022.08	3.16	0.62
Class C Shares	Actual	(b)	1,000.00	1,065.50	6.35	1.22
	Hypothetical	(b)(c)	1,000.00	1,019.06	6.21	1.22
Class R Shares	Actual	(b)	1,000.00	1,067.40	4.59	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares (d)	Actual	(b)	1,000.00	1,071.40	0.68	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,070.50	1.98	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

76

Statement of Investments

October 31, 2017

Nationwide Destination 2035 Fund

Investment Companies 91.6%

	Shares	Value

Equity Funds 75.1%
Nationwide International Index Fund, Class R6 (a)	6,986,055	$61,197,845
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,766,451	34,622,443
Nationwide S&P 500 Index Fund, Class R6 (a)	5,183,661	85,115,706
Nationwide Small Cap Index Fund, Class R6 (a)	1,158,269	18,601,801

Total Equity Funds (cost $173,733,649)		199,537,795

Fixed Income Funds 16.5%
Nationwide Bond Index Fund, Class R6 (a)	3,259,029	35,914,496
Nationwide Core Plus Bond Fund, Class R6 (a)	773,417	7,927,525

Total Fixed Income Funds (cost $43,918,715)		43,842,021

Total Investment Companies (cost $217,652,364)		243,379,816

Exchange Traded Funds 5.4%
Equity Fund 3.5%
iShares Core MSCI Emerging Markets Fund	166,753	9,301,482

Fixed Income Fund 1.9%
iShares iBoxx $ High Yield Corporate Bond Fund	59,333	5,249,191

Total Exchange Traded Funds (cost $13,988,653)		14,550,673

Investment Contract 3.0%

	Principal Amount

Nationwide Contract, 2.85% (a)(b)(c)	$7,913,590	7,913,590

Total Investment Contract (cost $7,913,590)		7,913,590

Total Investments (cost $239,554,607) — 100.0%		265,844,079

Liabilities in excess of other assets — 0.0%†		(108,076)

NET ASSETS — 100.0%		$265,736,003

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

77

Statement of Assets and Liabilities

October 31, 2017

Nationwide Destination 2035 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $225,565,954)	$251,293,406
Investment securities of unaffiliated issuers, at value (cost $13,988,653)	14,550,673
Receivable for investments sold	274,911
Receivable for capital shares issued	101,720

Total Assets	266,220,710

Liabilities:
Payable for capital shares redeemed	376,696
Accrued expenses and other payables:
Investment advisory fees	29,132
Distribution fees	41,163
Administrative servicing fees	35,875
Trustee fees	607
Professional fees	1,234

Total Liabilities	484,707

Net Assets	$265,736,003

Represented by:
Capital	$223,352,186
Accumulated undistributed net investment income	66,231
Accumulated net realized gains from investment securities of affiliated and unaffiliated issuers	16,028,114
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	25,727,452
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	562,020

Net Assets	$265,736,003

78

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Destination 2035 Fund
Net Assets:
Class A Shares	$39,291,194
Class C Shares	2,474,172
Class R Shares	72,435,575
Class R6 Shares	59,393,228
Institutional Service Class Shares	92,141,834

Total	$265,736,003

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,643,438
Class C Shares	233,551
Class R Shares	6,757,405
Class R6 Shares	5,470,767
Institutional Service Class Shares	8,534,112

Total	24,639,273

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.78
Class C Shares (b)	$10.59
Class R Shares	$10.72
Class R6 Shares	$10.86
Institutional Service Class Shares	$10.80
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.44

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

79

Statement of Operations

October 31, 2017

Nationwide Destination 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$5,951,396
Interest income from affiliated issuers	147,869
Dividend income from unaffiliated issuers	42,769

Total Income	6,142,034

EXPENSES:
Investment advisory fees	325,740
Distribution fees Class A	83,846
Distribution fees Class C	23,367
Distribution fees Class R	357,101
Administrative servicing fees Class A	77,494
Administrative servicing fees Class C	2,103
Administrative servicing fees Class R	178,551
Administrative servicing fees Institutional Service Class	214,660
Professional fees	3,722
Trustee fees	7,217

Total Expenses	1,273,801

NET INVESTMENT INCOME	4,868,233

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	8,017,822
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	9,592,544
Transactions in investment securities of unaffiliated issuers	8,695

Net realized gains	17,619,061

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	18,981,503
Investment securities of unaffiliated issuers	562,020

Net change in unrealized appreciation/depreciation	19,543,523

Net realized/unrealized gains	37,162,584

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$42,030,817

The accompanying notes are an integral part of these financial statements.

80

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$4,868,233	$2,419,262
Net realized gains	17,619,061	13,556,152
Net change in unrealized appreciation/depreciation	19,543,523	(10,506,187)

Change in net assets resulting from operations	42,030,817	5,469,227

Distributions to Shareholders From:
Net investment income:
Class A	(594,186)	(249,530)
Class C	(32,815)	(13,306)
Class R	(1,186,524)	(660,129)
Class R6(a)	(1,376,085)	(842,540)
Institutional Service Class	(1,733,740)	(980,200)
Net realized gains:
Class A	(1,570,976)	(849,641)
Class C	(127,192)	(81,904)
Class R	(4,068,702)	(3,309,939)
Class R6(a)	(3,352,164)	(2,066,903)
Institutional Service Class	(4,568,593)	(2,957,644)

Change in net assets from shareholder distributions	(18,610,977)	(12,011,736)

Change in net assets from capital transactions	11,735,134	22,240,546

Change in net assets	35,154,974	15,698,037

Net Assets:
Beginning of year	230,581,029	214,882,992

End of year	$265,736,003	$230,581,029

Accumulated undistributed net investment income at end of year	$66,231	$—

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,549,787	$9,345,239
Dividends reinvested	2,165,043	1,099,084
Cost of shares redeemed	(4,261,089)	(2,758,385)

Total Class A Shares	9,453,741	7,685,938

Class C Shares
Proceeds from shares issued	187,682	372,809
Dividends reinvested	160,007	95,210
Cost of shares redeemed	(211,068)	(87,724)

Total Class C Shares	136,621	380,295

Class R Shares
Proceeds from shares issued	8,190,471	6,594,165
Dividends reinvested	5,255,226	3,970,068
Cost of shares redeemed	(16,146,903)	(16,994,464)

Total Class R Shares	(2,701,206)	(6,430,231)

Class R6 Shares(a)
Proceeds from shares issued	15,348,184	18,021,139
Dividends reinvested	4,728,249	2,909,443
Cost of shares redeemed	(20,962,148)	(11,687,139)

Total Class R6 Shares	(885,715)	9,243,443

81

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$18,368,517	$16,746,683
Dividends reinvested	6,302,333	3,937,844
Cost of shares redeemed	(18,939,157)	(9,323,426)

Total Institutional Service Class Shares	5,731,693	11,361,101

Change in net assets from capital transactions	$11,735,134	$22,240,546

SHARE TRANSACTIONS:
Class A Shares
Issued	1,141,103	977,506
Reinvested	222,451	117,129
Redeemed	(417,668)	(290,184)

Total Class A Shares	945,886	804,451

Class C Shares
Issued	18,924	39,382
Reinvested	16,781	10,308
Redeemed	(21,170)	(9,447)

Total Class C Shares	14,535	40,243

Class R Shares
Issued	808,849	688,064
Reinvested	544,780	425,895
Redeemed	(1,603,172)	(1,797,349)

Total Class R Shares	(249,543)	(683,390)

Class R6 Shares (a)
Issued	1,510,072	1,884,383
Reinvested	482,888	308,101
Redeemed	(2,093,883)	(1,206,939)

Total Class R6 Shares	(100,923)	985,545

Institutional Service Class Shares
Issued	1,806,909	1,731,451
Reinvested	647,438	419,464
Redeemed	(1,863,257)	(952,286)

Total Institutional Service Class Shares	591,090	1,198,629

Total change in shares	1,201,045	2,345,478

Amount designated as “-” is zero or has been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

82

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	$9.84	0.18	1.52	1.70	(0.19)	(0.57)	(0.76)	$10.78	18.26%		$39,291,194	0.61%	1.76%	0.61%	42.82%
Year Ended October 31, 2016	$10.19	0.09	0.12	0.21	(0.12)	(0.44)	(0.56)	$9.84	2.29%		$26,536,014	0.61%	0.96%	0.61%	11.83%
Year Ended October 31, 2015	$10.81	0.15	(0.13)	0.02	(0.19)	(0.45)	(0.64)	$10.19	0.19%		$19,294,536	0.60%	1.45%	0.60%	9.35%
Year Ended October 31, 2014	$10.67	0.15	0.60	0.75	(0.16)	(0.45)	(0.61)	$10.81	7.27%		$14,166,361	0.62%	1.38%	0.62%	8.21%
Year Ended October 31, 2013	$9.09	0.12	1.91	2.03	(0.14)	(0.31)	(0.45)	$10.67	23.24%		$16,026,739	0.63%	1.25%	0.63%	18.63%

Class C Shares
Year Ended October 31, 2017	$9.69	0.12	1.49	1.61	(0.14)	(0.57)	(0.71)	$10.59	17.56%		$2,474,172	1.22%	1.22%	1.22%	42.82%
Year Ended October 31, 2016	$10.06	0.04	0.10	0.14	(0.07)	(0.44)	(0.51)	$9.69	1.62%		$2,122,005	1.22%	0.39%	1.22%	11.83%
Year Ended October 31, 2015	$10.69	0.09	(0.13)	(0.04)	(0.14)	(0.45)	(0.59)	$10.06	(0.42%	)	$1,798,184	1.22%	0.88%	1.22%	9.35%
Year Ended October 31, 2014	$10.57	0.07	0.61	0.68	(0.11)	(0.45)	(0.56)	$10.69	6.69%		$1,743,485	1.18%	0.70%	1.18%	8.21%
Year Ended October 31, 2013	$9.02	0.07	1.89	1.96	(0.10)	(0.31)	(0.41)	$10.57	22.57%		$1,384,187	1.13%	0.76%	1.13%	18.63%

Class R Shares(e)
Year Ended October 31, 2017	$9.79	0.16	1.51	1.67	(0.17)	(0.57)	(0.74)	$10.72	17.98%		$72,435,575	0.88%	1.59%	0.88%	42.82%
Year Ended October 31, 2016	$10.14	0.07	0.11	0.18	(0.09)	(0.44)	(0.53)	$9.79	2.02%		$68,573,083	0.88%	0.76%	0.88%	11.83%
Year Ended October 31, 2015	$10.76	0.13	(0.14)	(0.01)	(0.16)	(0.45)	(0.61)	$10.14	(0.11%	)	$77,992,434	0.88%	1.23%	0.88%	9.35%
Year Ended October 31, 2014	$10.63	0.11	0.61	0.72	(0.14)	(0.45)	(0.59)	$10.76	6.99%		$86,976,458	0.88%	1.01%	0.88%	8.21%
Year Ended October 31, 2013	$9.06	0.10	1.89	1.99	(0.11)	(0.31)	(0.42)	$10.63	22.91%		$75,700,964	0.88%	1.00%	0.88%	18.63%

Class R6 Shares (f)
Year Ended October 31, 2017	$9.90	0.25	1.52	1.77	(0.24)	(0.57)	(0.81)	$10.86	18.90%		$59,393,228	0.13%	2.40%	0.13%	42.82%
Year Ended October 31, 2016	$10.25	0.14	0.11	0.25	(0.16)	(0.44)	(0.60)	$9.90	2.76%		$55,139,685	0.13%	1.49%	0.13%	11.83%
Year Ended October 31, 2015	$10.86	0.20	(0.12)	0.08	(0.24)	(0.45)	(0.69)	$10.25	0.73%		$47,002,891	0.13%	1.88%	0.13%	9.35%
Year Ended October 31, 2014	$10.72	0.18	0.63	0.81	(0.22)	(0.45)	(0.67)	$10.86	7.80%		$38,111,236	0.13%	1.66%	0.13%	8.21%
Year Ended October 31, 2013	$9.14	0.17	1.90	2.07	(0.18)	(0.31)	(0.49)	$10.72	23.71%		$21,472,047	0.13%	1.71%	0.13%	18.63%

Institutional Service Class Shares
Year Ended October 31, 2017	$9.85	0.21	1.52	1.73	(0.21)	(0.57)	(0.78)	$10.80	18.60%		$92,141,834	0.38%	2.02%	0.38%	42.82%
Year Ended October 31, 2016	$10.20	0.12	0.11	0.23	(0.14)	(0.44)	(0.58)	$9.85	2.52%		$78,210,242	0.38%	1.22%	0.38%	11.83%
Year Ended October 31, 2015	$10.82	0.17	(0.13)	0.04	(0.21)	(0.45)	(0.66)	$10.20	0.39%		$68,794,947	0.38%	1.67%	0.38%	9.35%
Year Ended October 31, 2014	$10.68	0.16	0.62	0.78	(0.19)	(0.45)	(0.64)	$10.82	7.58%		$59,581,592	0.38%	1.49%	0.38%	8.21%
Year Ended October 31, 2013	$9.10	0.14	1.91	2.05	(0.16)	(0.31)	(0.47)	$10.68	23.52%		$45,549,609	0.38%	1.44%	0.38%	18.63%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(f)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

83

Fund Commentary	Nationwide Destination 2040 Fund

For the annual period ended October 31, 2017, the Nationwide Destination 2040 Fund (Institutional Service Class*) returned 19.73% versus 20.10% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2040 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2040 Funds (consisting of 221 funds as of October 31, 2017) was 20.05% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2017, was a function of positive performance across both equity and fixed-income asset classes, with strong contributions coming from a variety of the Fund’s underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 23.63% over the reporting period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 27.85%, which surpassed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 23.48%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was equally strong, with a gain of 23.44%, but the MSCI Emerging Markets® Index was up even more during the reporting period and returned 26.45%.

U.S. and non-U.S. bonds also showed positive results during the reporting period, despite initial sharply higher U.S. interest rates in the aftermath of the U.S. presidential election. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 0.90% as spreads tightened somewhat during the reporting period, thereby helping corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch US High Yield

Master II Index returned 9.14% for the reporting period. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 2.47% for the reporting period.

All 10 of the Fund’s underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying Nationwide S&P 500 Index Fund, which returned 23.36%. The second-largest contributor to the performance of the Fund during the reporting period was its allocation to the underlying Nationwide International Index Fund, which posted a return of 23.51%. There were no detractors from the performance of the Fund for the reporting period. The two smallest contributors to the performance of the Fund during the reporting period were the underlying iShares iBoxx $ High Yield Corporate Bond ETF, with a 1.52% return, and the underlying Nationwide Core Plus Bond Fund, with a 2.51% return, both due to relatively small allocations. Interest rate changes created a more challenging environment for fixed income over the course of the year.

During the reporting period, the Fund added four new positions, with underlying investments in the iShares Core MSCI Emerging Markets ETF, the iShares iBoxx $ High Yield Corporate Bond ETF, the Nationwide Contract and the Nationwide Core Plus Bond Fund. The fixed-income changes were a result of the annual asset allocation update. In addition, the underlying Nationwide Portfolio Completion Fund was removed from the Fund. The removal of the underlying Nationwide Portfolio Completion Fund paired with the addition of the underlying ETF allocations allows the portfolio management team more flexibility and precision in allocating capital to underlying asset classes.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA**;

and Andrew Urban, CFA**

84

Fund Commentary (cont.)	Nationwide Destination 2040 Fund

*Performance is shown for the Fund’s Institutional Service Class because that share class now has more assets than the Fund’s Class R (which was previously shown for performance reporting).

**Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other

Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

85

Fund Overview	Nationwide Destination 2040 Fund

Asset Allocation†

Equity Funds	85.0%
Fixed Income Funds	13.0%
Investment Contract	2.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Class R6	35.9%
Nationwide International Index Fund, Class R6	24.6%
Nationwide Mid Cap Market Index Fund, Class R6	14.0%
Nationwide Bond Index Fund, Class R6	9.0%
Nationwide Small Cap Index Fund, Class R6	7.0%
iShares Core MSCI Emerging Markets Fund	3.5%
Nationwide Core Plus Bond Fund, Class R6	2.0%
iShares iBoxx $ High Yield Corporate Bond Fund	2.0%
Nationwide Contract	2.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

86

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	19.45%	10.40%	4.35%
	w/SC2	12.64%	9.10%	3.73%
Class C	w/o SC1	18.75%	9.77%	3.78%
	w/SC3	17.75%	N/A	N/A
Class R4,5		19.06%	10.09%	4.04%
Class R6[4,6]		19.96%	10.91%	4.82%
Institutional Service Class[4]		19.73%	10.65%	4.57%
Morningstar® Lifetime Allocation Moderate 2040 Index		20.10%	10.68%	5.50%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.43%
Class R	1.14%
Class R6[1]	0.39%
Institutional Service Class	0.64%

^	Current effective prospectus dated May 24, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

87

Fund Performance (cont.)	Nationwide Destination 2040 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2040 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2040 Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

88

Shareholder Expense Example	Nationwide Destination 2040 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2040 Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17(a)	Expense Ratio During Period (%) 5/1/17 - 10/31/17(a)
Class A Shares	Actual	(b)	1,000.00	1,073.90	3.19	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.13	3.11	0.61
Class C Shares	Actual	(b)	1,000.00	1,070.40	6.11	1.17
	Hypothetical	(b)(c)	1,000.00	1,019.31	5.96	1.17
Class R Shares	Actual	(b)	1,000.00	1,071.80	4.60	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares(d)	Actual	(b)	1,000.00	1,075.80	0.68	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,074.80	1.99	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

89

Statement of Investments

October 31, 2017

Nationwide Destination 2040 Fund

Investment Companies 92.5%

	Shares	Value

Equity Funds 81.5%
Nationwide International Index Fund, Class R6 (a)	6,103,797	$53,469,264
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,553,723	30,452,972
Nationwide S&P 500 Index Fund, Class R6 (a)	4,764,434	78,232,007
Nationwide Small Cap Index Fund, Class R6 (a)	945,712	15,188,139

Total Equity Funds (cost $155,180,695)		177,342,382

Fixed Income Funds 11.0%
Nationwide Bond Index Fund, Class R6 (a)	1,782,120	19,638,963
Nationwide Core Plus Bond Fund, Class R6 (a)	422,744	4,333,127

Total Fixed Income Funds (cost $24,063,058)		23,972,090

Total Investment Companies (cost $179,243,753)		201,314,472

Exchange Traded Funds 5.5%
Equity Fund 3.5%
iShares Core MSCI Emerging Markets Fund	137,474	7,668,299

Fixed Income Fund 2.0%
iShares iBoxx $ High Yield Corporate Bond Fund	48,929	4,328,749

Total Exchange Traded Funds (cost $11,538,218)		11,997,048

Investment Contract 2.0%

	Principal Amount

Nationwide Contract, 2.85% (a)(b)(c)	$4,321,705	4,321,705

Total Investment Contract (cost $4,321,705)		4,321,705

Total Investments (cost $195,103,676) — 100.0%		217,633,225

Liabilities in excess of other assets — 0.0%†		(84,609)

NET ASSETS — 100.0%		$217,548,616

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

90

Statement of Assets and Liabilities

October 31, 2017

Nationwide Destination 2040 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $183,565,458)	$205,636,177
Investment securities of unaffiliated issuers, at value (cost $11,538,218)	11,997,048
Receivable for investments sold	49,988
Receivable for capital shares issued	90,447

Total Assets	217,773,660

Liabilities:
Payable for capital shares redeemed	140,435
Accrued expenses and other payables:
Investment advisory fees	23,840
Distribution fees	31,134
Administrative servicing fees	28,167
Trustee fees	492
Professional fees	976

Total Liabilities	225,044

Net Assets	$217,548,616

Represented by:
Capital	$182,881,511
Accumulated undistributed net investment income	15,544
Accumulated net realized gains from investment securities of affiliated and unaffiliated issuers	12,122,012
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	22,070,719
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	458,830

Net Assets	$217,548,616

Net Assets:
Class A Shares	$29,312,155
Class C Shares	561,197
Class R Shares	57,952,183
Class R6 Shares	59,859,718
Institutional Service Class Shares	69,863,363

Total	$217,548,616

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,797,799
Class C Shares	53,856
Class R Shares	5,562,495
Class R6 Shares	5,669,236
Institutional Service Class Shares	6,637,605

Total	20,720,991

91

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Destination 2040 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.48
Class C Shares (b)	$10.42
Class R Shares	$10.42
Class R6 Shares	$10.56
Institutional Service Class Shares	$10.53
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.12

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

92

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Destination 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$4,522,968
Interest income from affiliated issuers	79,583
Dividend income from unaffiliated issuers	34,867

Total Income	4,637,418

EXPENSES:
Investment advisory fees	262,124
Distribution fees Class A	64,781
Distribution fees Class C	4,971
Distribution fees Class R	286,393
Administrative servicing fees Class A	59,599
Administrative servicing fees Class C	199
Administrative servicing fees Class R	143,196
Administrative servicing fees Institutional Service Class	156,536
Professional fees	2,956
Trustee fees	5,795

Total Expenses	986,550

NET INVESTMENT INCOME	3,650,868

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	6,808,432
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	6,312,454
Transactions in investment securities of unaffiliated issuers	9,472

Net realized gains	13,130,358

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	18,286,838
Investment securities of unaffiliated issuers	458,830

Net change in unrealized appreciation/depreciation	18,745,668

Net realized/unrealized gains	31,876,026

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$35,526,894

The accompanying notes are an integral part of these financial statements.

93

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$3,650,868	$2,118,317
Net realized gains	13,130,358	13,231,391
Net change in unrealized appreciation/depreciation	18,745,668	(10,829,819)

Change in net assets resulting from operations	35,526,894	4,519,889

Distributions to Shareholders From:
Net investment income:
Class A	(430,999)	(221,292)
Class C	(6,707)	(3,331)
Class R	(894,065)	(640,941)
Class R6 (a)	(1,217,650)	(812,286)
Institutional Service Class	(1,185,234)	(720,525)
Net realized gains:
Class A	(1,529,586)	(696,364)
Class C	(31,258)	(20,806)
Class R	(4,002,970)	(2,931,004)
Class R6 (a)	(3,628,322)	(1,839,524)
Institutional Service Class	(3,917,192)	(1,977,238)

Change in net assets from shareholder distributions	(16,843,983)	(9,863,311)

Change in net assets from capital transactions	14,388,833	12,101,882

Change in net assets	33,071,744	6,758,460

Net Assets:
Beginning of year	184,476,872	177,718,412

End of year	$217,548,616	$184,476,872

Accumulated undistributed net investment income at end of year	$15,544	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,665,078	$8,382,581
Dividends reinvested	1,960,545	917,656
Cost of shares redeemed	(4,597,735)	(4,171,691)

Total Class A Shares	6,027,888	5,128,546

Class C Shares
Proceeds from shares issued	192,214	21,219
Dividends reinvested	37,965	24,137
Cost of shares redeemed	(10,423)	(224,564)

Total Class C Shares	219,756	(179,208)

Class R Shares
Proceeds from shares issued	5,973,417	5,544,695
Dividends reinvested	4,897,035	3,571,945
Cost of shares redeemed	(15,872,456)	(20,298,720)

Total Class R Shares	(5,002,004)	(11,182,080)

94

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Class R6 Shares (a)
Proceeds from shares issued	$14,024,123	$19,699,223
Dividends reinvested	4,845,972	2,651,810
Cost of shares redeemed	(14,566,708)	(13,251,305)

Total Class R6 Shares	4,303,387	9,099,728

Institutional Service Class Shares
Proceeds from shares issued	13,928,097	11,977,585
Dividends reinvested	5,102,426	2,697,763
Cost of shares redeemed	(10,190,717)	(5,440,452)

Total Institutional Service Class Shares	8,839,806	9,234,896

Change in net assets from capital transactions	$14,388,833	$12,101,882

SHARE TRANSACTIONS:
Class A Shares
Issued	881,638	897,549
Reinvested	209,086	100,365
Redeemed	(459,872)	(447,405)

Total Class A Shares	630,852	550,509

Class C Shares
Issued	19,792	2,307
Reinvested	4,075	2,651
Redeemed	(1,085)	(24,317)

Total Class C Shares	22,782	(19,359)

Class R Shares
Issued	610,013	599,211
Reinvested	525,968	392,865
Redeemed	(1,636,659)	(2,178,640)

Total Class R Shares	(500,678)	(1,186,564)

Class R6 Shares (a)
Issued	1,424,428	2,104,857
Reinvested	512,266	287,815
Redeemed	(1,501,842)	(1,397,644)

Total Class R6 Shares	434,852	995,028

Institutional Service Class Shares
Issued	1,404,212	1,268,133
Reinvested	541,592	293,634
Redeemed	(1,030,607)	(568,552)

Total Institutional Service Class Shares	915,197	993,215

Total change in shares	1,503,005	1,332,829

Amounts designated as “–” is zero or has been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

95

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	$9.58	0.16	1.60	1.76	(0.18)	(0.68)	(0.86)	$10.48	19.45%		$29,312,155	0.61%	1.63%	0.61%	36.23%
Year Ended October 31, 2016	$9.93	0.10	0.08	0.18	(0.12)	(0.41)	(0.53)	$9.58	2.16%		$20,767,703	0.61%	1.04%	0.61%	14.85%
Year Ended October 31, 2015	$10.58	0.14	(0.09)	0.05	(0.19)	(0.51)	(0.70)	$9.93	0.51%		$16,051,732	0.58%	1.41%	0.58%	8.96%
Year Ended October 31, 2014	$10.50	0.15	0.60	0.75	(0.16)	(0.51)	(0.67)	$10.58	7.49%		$10,977,672	0.61%	1.44%	0.61%	10.00%
Year Ended October 31, 2013	$8.82	0.12	1.96	2.08	(0.14)	(0.26)	(0.40)	$10.50	24.40%		$13,346,054	0.63%	1.27%	0.63%	16.74%

Class C Shares
Year Ended October 31, 2017	$9.55	0.11	1.58	1.69	(0.14)	(0.68)	(0.82)	$10.42	18.75%		$561,197	1.17%	1.12%	1.17%	36.23%
Year Ended October 31, 2016	$9.90	0.06	0.07	0.13	(0.07)	(0.41)	(0.48)	$9.55	1.61%		$296,849	1.17%	0.59%	1.17%	14.85%
Year Ended October 31, 2015	$10.55	0.09	(0.10)	(0.01)	(0.13)	(0.51)	(0.64)	$9.90	(0.14%	)	$499,411	1.17%	0.85%	1.17%	8.96%
Year Ended October 31, 2014	$10.48	0.08	0.62	0.70	(0.12)	(0.51)	(0.63)	$10.55	6.96%		$636,972	1.15%	0.76%	1.15%	10.00%
Year Ended October 31, 2013	$8.82	0.09	1.93	2.02	(0.10)	(0.26)	(0.36)	$10.48	23.65%		$541,780	1.13%	0.92%	1.13%	16.74%

Class R Shares (e)
Year Ended October 31, 2017	$9.54	0.14	1.57	1.71	(0.15)	(0.68)	(0.83)	$10.42	19.06%		$57,952,183	0.88%	1.45%	0.88%	36.23%
Year Ended October 31, 2016	$9.88	0.08	0.08	0.16	(0.09)	(0.41)	(0.50)	$9.54	1.97%		$57,839,326	0.89%	0.85%	0.89%	14.85%
Year Ended October 31, 2015	$10.53	0.12	(0.10)	0.02	(0.16)	(0.51)	(0.67)	$9.88	0.16%		$71,662,026	0.88%	1.23%	0.88%	8.96%
Year Ended October 31, 2014	$10.46	0.10	0.62	0.72	(0.14)	(0.51)	(0.65)	$10.53	7.20%		$77,985,896	0.88%	0.98%	0.88%	10.00%
Year Ended October 31, 2013	$8.79	0.10	1.94	2.04	(0.11)	(0.26)	(0.37)	$10.46	24.07%		$61,997,351	0.88%	1.02%	0.88%	16.74%

Class R6 Shares (f)
Year Ended October 31, 2017	$9.65	0.22	1.59	1.81	(0.22)	(0.68)	(0.90)	$10.56	19.96%		$59,859,718	0.13%	2.19%	0.13%	36.23%
Year Ended October 31, 2016	$9.99	0.15	0.08	0.23	(0.16)	(0.41)	(0.57)	$9.65	2.72%		$50,508,918	0.13%	1.55%	0.13%	14.85%
Year Ended October 31, 2015	$10.64	0.19	(0.10)	0.09	(0.23)	(0.51)	(0.74)	$9.99	0.91%		$42,369,054	0.13%	1.89%	0.13%	8.96%
Year Ended October 31, 2014	$10.56	0.18	0.62	0.80	(0.21)	(0.51)	(0.72)	$10.64	8.00%		$31,801,614	0.13%	1.67%	0.13%	10.00%
Year Ended October 31, 2013	$8.87	0.16	1.97	2.13	(0.18)	(0.26)	(0.44)	$10.56	24.98%		$17,265,774	0.13%	1.69%	0.13%	16.74%

Institutional Service Class Shares
Year Ended October 31, 2017	$9.62	0.19	1.60	1.79	(0.20)	(0.68)	(0.88)	$10.53	19.73%		$69,863,363	0.38%	1.88%	0.38%	36.23%
Year Ended October 31, 2016	$9.97	0.12	0.08	0.20	(0.14)	(0.41)	(0.55)	$9.62	2.37%		$55,064,076	0.38%	1.28%	0.38%	14.85%
Year Ended October 31, 2015	$10.61	0.17	(0.09)	0.08	(0.21)	(0.51)	(0.72)	$9.97	0.76%		$47,136,189	0.38%	1.67%	0.38%	8.96%
Year Ended October 31, 2014	$10.54	0.16	0.61	0.77	(0.19)	(0.51)	(0.70)	$10.61	7.66%		$39,093,799	0.38%	1.52%	0.38%	10.00%
Year Ended October 31, 2013	$8.85	0.14	1.97	2.11	(0.16)	(0.26)	(0.42)	$10.54	24.74%		$29,631,504	0.38%	1.46%	0.38%	16.74%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(f)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

96

Fund Commentary	Nationwide Destination 2045 Fund

For the annual period ended October 31, 2017, the Nationwide Destination 2045 Fund (Class R6*) returned 21.29% versus 20.84% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2045 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2045 Funds (consisting of 193 funds as of October 31, 2017) was 20.84% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2017, was a function of positive performance across both equity and fixed-income asset classes, with strong contributions coming from a variety of the Fund’s underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 23.63% over the reporting period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 27.85%, which surpassed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 23.48%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was equally strong, with a gain of 23.44%, but the MSCI Emerging Markets® Index was up even more during the reporting period and returned 26.45%.

U.S. and non-U.S. bonds also showed positive results during the reporting period, despite initial sharply higher U.S. interest rates in the aftermath of the U.S. presidential election. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 0.90% as spreads tightened somewhat during the reporting period, thereby helping corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch US High Yield

Master II Index returned 9.14% for the reporting period. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 2.47% for the reporting period.

All nine of the Fund’s underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying Nationwide S&P 500 Index Fund, which returned 23.36%. The second-largest contributor to the performance of the Fund during the reporting period was its allocation to the underlying Nationwide International Index Fund, which posted a return of 23.51%. There were no detractors from the performance of the Fund for the reporting period. The two smallest contributors to the performance of the Fund for the reporting period were the underlying iShares iBoxx $ High Yield Corporate Bond ETF, with a 1.52% return, and the underlying Nationwide Core Plus Bond Fund, with a 2.51% return, both due to relatively small allocations. Interest rate changes created a more challenging environment for fixed income over the course of the year.

During the reporting period, the Fund added three new positions, with underlying investments in the iShares Core MSCI Emerging Markets ETF, the iShares iBoxx $ High Yield Corporate Bond ETF and the Nationwide Core Plus Bond Fund. The fixed-income changes were a result of the annual asset allocation update. In addition, the underlying Nationwide Portfolio Completion Fund was removed from the Fund. The removal of the underlying Nationwide Portfolio Completion Fund paired with the addition of the underlying ETF allocations allows the portfolio management team more flexibility and precision in allocating capital to underlying asset classes.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA**;

and Andrew Urban, CFA**

97

Fund Commentary (cont.)	Nationwide Destination 2045 Fund

*Performance is shown for the Fund’s Class R6 because that share class now has more assets than the Fund’s Class R (which was previously shown for performance reporting).

**Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, the Fund may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

98

Fund Overview	Nationwide Destination 2045 Fund

Asset Allocation†

Equity Funds	89.0%
Fixed Income Funds	11.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Class R6	37.0%
Nationwide International Index Fund, Class R6	25.0%
Nationwide Mid Cap Market Index Fund, Class R6	15.0%
Nationwide Small Cap Index Fund, Class R6	8.0%
Nationwide Bond Index Fund, Class R6	7.0%
iShares Core MSCI Emerging Markets Fund	4.0%
Nationwide Core Plus Bond Fund, Class R6	2.0%
iShares iBoxx $ High Yield Corporate Bond Fund	2.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

99

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	20.54%	10.78%	4.44%
	w/SC2	13.58%	9.48%	3.82%
Class C	w/o SC1	19.86%	10.14%	3.87%
	w/SC3	18.86%	N/A	N/A
Class R4,5		20.33%	10.48%	4.17%
Class R6[4,6]		21.29%	11.34%	4.94%
Institutional Service Class[4]		20.91%	11.05%	4.66%
Morningstar® Lifetime Allocation Moderate 2045 Index		20.84%	10.75%	5.49%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.49%
Class R	1.14%
Class R6[1]	0.39%
Institutional Service Class	0.64%

^	Current effective prospectus dated May 24, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

100

Fund Performance (cont.)	Nationwide Destination 2045 Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Destination 2045 versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2045 Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

101

Shareholder Expense Example	Nationwide Destination 2045 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2045 Fund October 31, 2017			Beginning Account Value($) 5/1/17	Ending Account Value($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17(a)	Expense Ratio During Period (%) 5/1/17 - 10/31/17(a)
Class A Shares	Actual	(b)	1,000.00	1,075.70	3.24	0.62
	Hypothetical	(b)(c)	1,000.00	1,022.08	3.16	0.62
Class C Shares	Actual	(b)	1,000.00	1,072.20	6.42	1.23
	Hypothetical	(b)(c)	1,000.00	1,019.00	6.26	1.23
Class R Shares	Actual	(b)	1,000.00	1,074.80	4.60	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares(d)	Actual	(b)	1,000.00	1,078.70	0.73	0.14
	Hypothetical	(b)(c)	1,000.00	1,024.50	0.71	0.14
Institutional Service Class Shares	Actual	(b)	1,000.00	1,078.00	1.99	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

102

Statement of Investments

October 31, 2017

Nationwide Destination 2045 Fund

Investment Companies 94.0%

	Shares	Value

Equity Funds 85.0%
Nationwide International Index Fund, Class R6 (a)	4,852,493	$42,507,839
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,301,555	25,510,473
Nationwide S&P 500 Index Fund, Class R6 (a)	3,830,979	62,904,678
Nationwide Small Cap Index Fund, Class R6 (a)	847,591	13,612,316

Total Equity Funds (cost $127,398,777)		144,535,306

Fixed Income Funds 9.0%
Nationwide Bond Index Fund, Class R6 (a)	1,080,226	11,904,093
Nationwide Core Plus Bond Fund, Class R6 (a)	330,053	3,383,045

Total Fixed Income Funds (cost $15,263,546)		15,287,138

Total Investment Companies (cost $142,662,323)		159,822,444

Exchange Traded Funds 6.0%
Equity Fund 4.0%
iShares Core MSCI Emerging Markets Fund	122,341	6,824,180

Fixed Income Fund 2.0%
iShares iBoxx $ High Yield Corporate Bond Fund	38,086	3,369,469

Total Exchange Traded Funds (cost $9,791,641)		10,193,649

Total Investments (cost $152,453,964) — 100.0%		170,016,093

Liabilities in excess of other assets — 0.0%†		(78,715)

NET ASSETS — 100.0%		$169,937,378

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

103

Statement of Assets and Liabilities

October 31, 2017

Nationwide Destination 2045 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $142,662,323)	$159,822,444
Investment securities of unaffiliated issuers, at value (cost $9,791,641)	10,193,649
Cash	16,855
Receivable for investments sold	347,034
Receivable for capital shares issued	31,206

Total Assets	170,411,188

Liabilities:
Payable for investments purchased	9,900
Payable for capital shares redeemed	396,005
Accrued expenses and other payables:
Investment advisory fees	18,572
Distribution fees	28,021
Administrative servicing fees	20,194
Trustee fees	378
Professional fees	740

Total Liabilities	473,810

Net Assets	$169,937,378

Represented by:
Capital	$143,506,662
Accumulated net realized gains from affiliated and non-affiliated investments	8,868,587
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	17,160,121
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	402,008

Net Assets	$169,937,378

Net Assets:
Class A Shares	$29,257,058
Class C Shares	2,080,961
Class R Shares	47,506,612
Class R6 Shares	48,309,859
Institutional Service Class Shares	42,782,888

Total	$169,937,378

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,683,191
Class C Shares	193,041
Class R Shares	4,392,063
Class R6 Shares	4,405,149
Institutional Service Class Shares	3,929,383

Total	15,602,827

104

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Destination 2045 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.90
Class C Shares (b)	$10.78
Class R Shares	$10.82
Class R6 Shares	$10.97
Institutional Service Class Shares	$10.89
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.56

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

105

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Destination 2045 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$3,275,265
Dividend income from unaffiliated issuers	26,759

Total Income	3,302,024

EXPENSES:
Investment advisory fees	197,683
Distribution fees Class A	60,531
Distribution fees Class C	19,875
Distribution fees Class R	227,168
Administrative servicing fees Class A	55,950
Administrative servicing fees Class C	1,985
Administrative servicing fees Class R	113,584
Administrative servicing fees Institutional Service Class	93,161
Professional fees	2,234
Trustee fees	4,402

Total Expenses	776,573

NET INVESTMENT INCOME	2,525,451

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	5,455,003
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	4,064,955
Transactions in investment securities of unaffiliated issuers	2,337

Net realized gains	9,522,295

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	15,803,729
Investment securities of unaffiliated issuers	402,008

Net change in unrealized appreciation/depreciation	16,205,737

Net realized/unrealized gains	25,728,032

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$28,253,483

The accompanying notes are an integral part of these financial statements.

106

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$2,525,451	$1,533,728
Net realized gains	9,522,295	9,161,355
Net change in unrealized appreciation/depreciation	16,205,737	(7,417,044)

Change in net assets resulting from operations	28,253,483	3,278,039

Distributions to Shareholders From:
Net investment income:
Class A	(375,095)	(200,912)
Class C	(23,790)	(15,192)
Class R	(658,241)	(470,497)
Class R6 (a)	(904,927)	(635,902)
Institutional Service Class	(653,374)	(423,629)
Net realized gains:
Class A	(1,275,054)	(473,039)
Class C	(122,498)	(68,718)
Class R	(2,823,055)	(1,608,655)
Class R6 (a)	(2,670,126)	(1,130,396)
Institutional Service Class	(2,094,495)	(904,987)

Change in net assets from shareholder distributions	(11,600,655)	(5,931,927)

Change in net assets from capital transactions	18,847,629	17,644,211

Change in net assets	35,500,457	14,990,323

Net Assets:
Beginning of year	134,436,921	119,446,598

End of year	$169,937,378	$134,436,921

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,345,253	$8,068,352
Dividends reinvested	1,650,149	673,951
Cost of shares redeemed	(2,395,347)	(2,265,603)

Total Class A Shares	7,600,055	6,476,700

Class C Shares
Proceeds from shares issued	60,413	111,078
Dividends reinvested	146,288	83,910
Cost of shares redeemed	(204,309)	(257,175)

Total Class C Shares	2,392	(62,187)

Class R Shares
Proceeds from shares issued	5,636,529	5,692,902
Dividends reinvested	3,481,296	2,079,152
Cost of shares redeemed	(9,513,494)	(10,804,557)

Total Class R Shares	(395,669)	(3,032,503)

Class R6 Shares (a)
Proceeds from shares issued	13,294,675	13,433,404
Dividends reinvested	3,575,053	1,766,298
Cost of shares redeemed	(12,387,100)	(6,954,946)

Total Class R6 Shares	4,482,628	8,244,756

107

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$12,663,053	$8,785,356
Dividends reinvested	2,747,869	1,328,616
Cost of shares redeemed	(8,252,699)	(4,096,527)

Total Institutional Service Class Shares	7,158,223	6,017,445

Change in net assets from capital transactions	$18,847,629	$17,644,211

SHARE TRANSACTIONS:
Class A Shares
Issued	818,018	847,879
Reinvested	169,903	72,021
Redeemed	(234,481)	(238,041)

Total Class A Shares	753,440	681,859

Class C Shares
Issued	6,027	12,380
Reinvested	15,274	9,057
Redeemed	(20,491)	(27,542)

Total Class C Shares	810	(6,105)

Class R Shares
Issued	558,328	604,956
Reinvested	362,135	223,942
Redeemed	(948,475)	(1,142,107)

Total Class R Shares	(28,012)	(313,209)

Class R6 Shares (a)
Issued	1,295,722	1,413,591
Reinvested	366,169	187,798
Redeemed	(1,241,346)	(719,170)

Total Class R6 Shares	420,545	882,219

Institutional Service Class Shares
Issued	1,240,787	920,137
Reinvested	283,396	142,242
Redeemed	(811,349)	(426,444)

Total Institutional Service Class Shares	712,834	635,935

Total change in shares	1,859,617	1,880,699

Amount designated as “–” is zero or has been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

108

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	$9.80	0.15	1.76	1.91	(0.17)	(0.64)	(0.81)	$10.90	20.54%	$29,257,058	0.61%	1.49%	0.61%	34.41%
Year Ended October 31, 2016	$10.09	0.10	0.09	0.19	(0.13)	(0.35)	(0.48)	$9.80	2.11%	$18,902,112	0.61%	1.09%	0.61%	11.61%
Year Ended October 31, 2015	$10.71	0.15	(0.08)	0.07	(0.19)	(0.50)	(0.69)	$10.09	0.65%	$12,590,850	0.59%	1.43%	0.59%	5.66%
Year Ended October 31, 2014	$10.41	0.15	0.64	0.79	(0.16)	(0.33)	(0.49)	$10.71	7.84%	$8,630,457	0.61%	1.45%	0.61%	9.77%
Year Ended October 31, 2013	$8.67	0.12	1.97	2.09	(0.14)	(0.21)	(0.35)	$10.41	24.90%	$9,638,145	0.63%	1.24%	0.63%	14.02%

Class C Shares
Year Ended October 31, 2017	$9.71	0.10	1.73	1.83	(0.12)	(0.64)	(0.76)	$10.78	19.86%	$2,080,961	1.23%	0.96%	1.23%	34.41%
Year Ended October 31, 2016	$10.01	0.05	0.08	0.13	(0.08)	(0.35)	(0.43)	$9.71	1.44%	$1,865,950	1.24%	0.55%	1.24%	11.61%
Year Ended October 31, 2015	$10.63	0.09	(0.08)	0.01	(0.13)	(0.50)	(0.63)	$10.01	0.04%	$1,985,303	1.25%	0.91%	1.25%	5.66%
Year Ended October 31, 2014	$10.35	0.08	0.65	0.73	(0.12)	(0.33)	(0.45)	$10.63	7.22%	$2,124,737	1.20%	0.73%	1.20%	9.77%
Year Ended October 31, 2013	$8.63	0.07	1.96	2.03	(0.10)	(0.21)	(0.31)	$10.35	24.26%	$1,889,419	1.13%	0.70%	1.13%	14.02%

Class R Shares (e)
Year Ended October 31, 2017	$9.73	0.13	1.75	1.88	(0.15)	(0.64)	(0.79)	$10.82	20.33%	$47,506,612	0.88%	1.31%	0.88%	34.41%
Year Ended October 31, 2016	$10.02	0.08	0.08	0.16	(0.10)	(0.35)	(0.45)	$9.73	1.82%	$42,999,999	0.88%	0.89%	0.88%	11.61%
Year Ended October 31, 2015	$10.64	0.13	(0.09)	0.04	(0.16)	(0.50)	(0.66)	$10.02	0.32%	$47,439,190	0.88%	1.23%	0.88%	5.66%
Year Ended October 31, 2014	$10.35	0.11	0.65	0.76	(0.14)	(0.33)	(0.47)	$10.64	7.58%	$49,027,374	0.88%	1.03%	0.88%	9.77%
Year Ended October 31, 2013	$8.63	0.09	1.95	2.04	(0.11)	(0.21)	(0.32)	$10.35	24.49%	$40,428,471	0.88%	1.00%	0.88%	14.02%

Class R6 Shares (f)
Year Ended October 31, 2017	$9.84	0.21	1.77	1.98	(0.21)	(0.64)	(0.85)	$10.97	21.29%	$48,309,859	0.13%	2.09%	0.13%	34.41%
Year Ended October 31, 2016	$10.13	0.16	0.07	0.23	(0.17)	(0.35)	(0.52)	$9.84	2.56%	$39,218,168	0.13%	1.62%	0.13%	11.61%
Year Ended October 31, 2015	$10.75	0.19	(0.07)	0.12	(0.24)	(0.50)	(0.74)	$10.13	1.07%	$31,439,594	0.13%	1.87%	0.13%	5.66%
Year Ended October 31, 2014	$10.45	0.18	0.67	0.85	(0.22)	(0.33)	(0.55)	$10.75	8.38%	$22,421,415	0.13%	1.66%	0.13%	9.77%
Year Ended October 31, 2013	$8.70	0.16	1.98	2.14	(0.18)	(0.21)	(0.39)	$10.45	25.54%	$11,522,855	0.13%	1.64%	0.13%	14.02%

Institutional Service Class Shares
Year Ended October 31, 2017	$9.78	0.18	1.76	1.94	(0.19)	(0.64)	(0.83)	$10.89	20.91%	$42,782,888	0.38%	1.73%	0.38%	34.41%
Year Ended October 31, 2016	$10.07	0.13	0.08	0.21	(0.15)	(0.35)	(0.50)	$9.78	2.33%	$31,450,692	0.38%	1.34%	0.38%	11.61%
Year Ended October 31, 2015	$10.69	0.17	(0.08)	0.09	(0.21)	(0.50)	(0.71)	$10.07	0.84%	$25,991,661	0.38%	1.62%	0.38%	5.66%
Year Ended October 31, 2014	$10.40	0.16	0.65	0.81	(0.19)	(0.33)	(0.52)	$10.69	8.07%	$17,428,130	0.38%	1.52%	0.38%	9.77%
Year Ended October 31, 2013	$8.66	0.14	1.97	2.11	(0.16)	(0.21)	(0.37)	$10.40	25.25%	$11,714,723	0.38%	1.46%	0.38%	14.02%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(f)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

109

Fund Commentary	Nationwide Destination 2050 Fund

For the annual period ended October 31, 2017, the Nationwide Destination 2050 Fund (Class R) returned 20.71% versus 21.04% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2050 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050 Funds (consisting of 217 funds as of October 31, 2017) was 21.20% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2017, (“the Period”) was a function of positive performance across both equity and fixed-income asset classes, with strong contributions coming from a variety of the Fund’s underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 23.63% over the reporting period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 27.85%, which surpassed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 23.48%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was equally strong, with a gain of 23.44%, but the MSCI Emerging Markets® Index was up even more during the reporting period and returned 26.45%.

U.S. and non-U.S. bonds also showed positive results during the reporting period, despite initial sharply higher U.S. interest rates in the aftermath of the U.S. presidential election. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 0.90% as spreads tightened somewhat during the reporting period, thereby helping corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch US High Yield

Master II Index returned 9.14% for the reporting period. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 2.47% for the reporting period.

All nine of the Fund’s underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying Nationwide S&P 500 Index Fund, which returned 23.36%. The second-largest contributor to the performance of the Fund during the reporting period was its allocation to the underlying Nationwide International Index Fund, which posted a return of 23.51%. There were no detractors from the performance of the Fund for the reporting period. The two smallest contributors to the Fund’s performance for the reporting period were the underlying iShares iBoxx $ High Yield Corporate Bond ETF, with a 1.52% return, and the underlying Nationwide Core Plus Bond Fund, with a 2.51% return, both due to relatively small allocations. Interest rate changes created a more challenging environment for fixed income over the course of the year.

During the reporting period, the Fund added four new positions, with underlying investments in the iShares Core MSCI Emerging Markets ETF, the iShares iBoxx $ High Yield Corporate Bond ETF, the Nationwide Bond Index Fund and the Nationwide Core Plus Bond Fund. The fixed-income changes were a result of the annual asset allocation update. In addition, the underlying Nationwide Portfolio Completion Fund was removed from the Fund. The removal of the underlying Nationwide Portfolio Completion Fund paired with the addition of the underlying ETF allocations allows the portfolio management team more flexibility and precision in allocating capital to underlying asset classes.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA*;

and Andrew Urban, CFA*

110

Fund Commentary (cont.)	Nationwide Destination 2050 Fund

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to Nationwide Fund Advisors (NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

111

Fund Overview	Nationwide Destination 2050 Fund

Asset Allocation†

Equity Funds	91.0%
Fixed Income Funds	9.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Class R6	37.9%
Nationwide International Index Fund, Class R6	25.1%
Nationwide Mid Cap Market Index Fund, Class R6	16.0%
Nationwide Small Cap Index Fund, Class R6	8.0%
Nationwide Bond Index Fund, Class R6	6.0%
iShares Core MSCI Emerging Markets Fund	4.0%
iShares iBoxx $ High Yield Corporate Bond Fund	2.0%
Nationwide Core Plus Bond Fund, Class R6	1.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

112

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	20.84%	10.85%	4.50%
	w/SC2	13.86%	9.55%	3.89%
Class C	w/o SC1	20.29%	10.26%	3.91%
	w/SC3	19.29%	N/A	N/A
Class R4,5		20.71%	10.58%	4.20%
Class R6[4,6]		21.57%	11.40%	4.97%
Institutional Service Class[4]		21.35%	11.14%	4.72%
Morningstar® Lifetime Allocation Moderate 2050 Index		21.04%	10.69%	5.42%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.44%
Class R	1.14%
Class R6[1]	0.39%
Institutional Service Class	0.64%

^	Current effective prospectus dated May 24, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

113

Fund Performance (cont.)	Nationwide Destination 2050 Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R shares of the Nationwide Destination 2050 Fund versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2050 Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

114

Shareholder Expense Example	Nationwide Destination 2050 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2050 Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17(a)	Expense Ratio During Period (%) 5/1/17 - 10/31/17(a)
Class A Shares	Actual	(b)	1,000.00	1,077.10	3.25	0.62
	Hypothetical	(b)(c)	1,000.00	1,022.08	3.16	0.62
Class C Shares	Actual	(b)	1,000.00	1,074.40	6.17	1.18
	Hypothetical	(b)(c)	1,000.00	1,019.26	6.01	1.18
Class R Shares	Actual	(b)	1,000.00	1,076.60	4.61	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares(d)	Actual	(b)	1,000.00	1,080.50	0.73	0.14
	Hypothetical	(b)(c)	1,000.00	1,024.50	0.71	0.14
Institutional Service Class Shares	Actual	(b)	1,000.00	1,079.40	1.99	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

115

Statement of Investments

October 31, 2017

Nationwide Destination 2050 Fund

Investment Companies 94.0%

	Shares	Value

Equity Funds 87.0%
Nationwide International Index Fund, Class R6 (a)	3,816,403	$33,431,691
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,089,662	21,357,372
Nationwide S&P 500 Index Fund, Class R6 (a)	3,080,997	50,589,969
Nationwide Small Cap Index Fund, Class R6 (a)	664,926	10,678,716

Total Equity Funds (cost $102,913,885)		116,057,748

Fixed Income Funds 7.0%
Nationwide Bond Index Fund, Class R6 (a)	725,818	7,998,510
Nationwide Core Plus Bond Fund, Class R6 (a)	129,639	1,328,801

Total Fixed Income Funds (cost $9,322,972)		9,327,311

Total Investment Companies (cost $112,236,857)		125,385,059

Exchange Traded Funds 6.0%
Equity Fund 4.0%
iShares Core MSCI Emerging Markets Fund	95,665	5,336,194

Fixed Income Fund 2.0%
iShares iBoxx $ High Yield Corporate Bond Fund	29,921	2,647,111

Total Exchange Traded Funds (cost $7,672,193)		7,983,305

Total Investments (cost $119,909,050) — 100.0%		133,368,364

Liabilities in excess of other assets — 0.0%†		(54,296)

NET ASSETS — 100.0%		$133,314,068

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

116

Statement of Assets and Liabilities

October 31, 2017

Nationwide Destination 2050 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $112,236,857)	$125,385,059
Investment securities of unaffiliated issuers, at value (cost $7,672,193)	7,983,305
Receivable for investments sold	8,765
Receivable for capital shares issued	41,821

Total Assets	133,418,950

Liabilities:
Payable for capital shares redeemed	50,585
Accrued expenses and other payables:
Investment advisory fees	14,567
Distribution fees	22,348
Administrative servicing fees	16,511
Trustee fees	295
Professional fees	576

Total Liabilities	104,882

Net Assets	$133,314,068

Represented by:
Capital	$115,129,485
Accumulated net realized gains from investment securities of affiliated and unaffiliated issuers	4,725,269
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	13,148,202
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	311,112

Net Assets	$133,314,068

Net Assets:
Class A Shares	$23,490,599
Class C Shares	117,231
Class R Shares	40,326,541
Class R6 Shares	37,250,979
Institutional Service Class Shares	32,128,718

Total	$133,314,068

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,527,273
Class C Shares	12,839
Class R Shares	4,394,498
Class R6 Shares	3,997,522
Institutional Service Class Shares	3,459,146

Total	14,391,278

117

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Destination 2050 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.29
Class C Shares (b)	$9.13
Class R Shares	$9.18
Class R6 Shares	$9.32
Institutional Service Class Shares	$9.29
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.86

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

118

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Destination 2050 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$2,478,355
Dividend income from unaffiliated issuers	20,923

Total Income	2,499,278

EXPENSES:
Investment advisory fees	153,319
Distribution fees Class A	47,657
Distribution fees Class C	1,061
Distribution fees Class R	193,538
Administrative servicing fees Class A	44,054
Administrative servicing fees Class C	53
Administrative servicing fees Class R	96,769
Administrative servicing fees Institutional Service Class	70,745
Professional fees	1,731
Trustee fees	3,424

Total Expenses	612,351

NET INVESTMENT INCOME	1,886,927

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	4,204,445
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	1,205,439
Transactions in investment securities of unaffiliated issuers	2,876

Net realized gains	5,412,760

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	14,558,207
Investment securities of unaffiliated issuers	311,112

Net change in unrealized appreciation/depreciation	14,869,319

Net realized/unrealized gains	20,282,079

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$22,169,006

The accompanying notes are an integral part of these financial statements.

119

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$1,886,927	$1,119,346
Net realized gains	5,412,760	6,708,684
Net change in unrealized appreciation/depreciation	14,869,319	(5,495,337)

Change in net assets resulting from operations	22,169,006	2,332,693

Distributions to Shareholders From:
Net investment income:
Class A	(288,449)	(163,020)
Class C	(1,240)	(750)
Class R	(556,264)	(402,116)
Class R6 (a)	(634,432)	(399,676)
Institutional Service Class	(485,830)	(319,479)
Net realized gains:
Class A	(979,639)	(479,126)
Class C	(5,831)	(3,785)
Class R	(2,412,537)	(1,586,503)
Class R6 (a)	(1,761,993)	(812,484)
Institutional Service Class	(1,615,854)	(790,033)

Change in net assets from shareholder distributions	(8,742,069)	(4,956,972)

Change in net assets from capital transactions	18,333,448	13,355,880

Change in net assets	31,760,385	10,731,601

Net Assets:
Beginning of year	101,553,683	90,822,082

End of year	$133,314,068	$101,553,683

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,135,640	$5,947,717
Dividends reinvested	1,268,088	642,146
Cost of shares redeemed	(2,813,523)	(3,166,368)

Total Class A Shares	6,590,205	3,423,495

Class C Shares
Proceeds from shares issued	29,632	2,179
Dividends reinvested	7,033	4,535
Cost of shares redeemed	(18,803)	(22,583)

Total Class C Shares	17,862	(15,869)

Class R Shares
Proceeds from shares issued	5,735,354	5,693,281
Dividends reinvested	2,968,801	1,988,619
Cost of shares redeemed	(9,562,464)	(9,339,414)

Total Class R Shares	(858,309)	(1,657,514)

Class R6 Shares (a)
Proceeds from shares issued	11,752,165	11,802,213
Dividends reinvested	2,396,425	1,212,160
Cost of shares redeemed	(6,621,699)	(6,152,247)

Total Class R6 Shares	7,526,891	6,862,126

120

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$10,040,787	$7,775,069
Dividends reinvested	2,101,684	1,109,512
Cost of shares redeemed	(7,085,672)	(4,140,939)

Total Institutional Service Class Shares	5,056,799	4,743,642

Change in net assets from capital transactions	$18,333,448	$13,355,880

SHARE TRANSACTIONS:
Class A Shares
Issued	935,621	731,288
Reinvested	153,505	80,890
Redeemed	(323,207)	(394,840)

Total Class A Shares	765,919	417,338

Class C Shares
Issued	3,521	278
Reinvested	867	580
Redeemed	(2,205)	(2,696)

Total Class C Shares	2,183	(1,838)

Class R Shares
Issued	667,180	711,927
Reinvested	364,558	253,307
Redeemed	(1,119,978)	(1,171,782)

Total Class R Shares	(88,240)	(206,548)

Class R6 Shares (a)
Issued	1,358,474	1,463,683
Reinvested	288,827	152,291
Redeemed	(777,324)	(762,201)

Total Class R6 Shares	869,977	853,773

Institutional Service Class Shares
Issued	1,150,839	956,771
Reinvested	254,800	139,855
Redeemed	(810,793)	(502,543)

Total Institutional Service Class Shares	594,846	594,083

Total change in shares	2,144,685	1,656,808

Amount designated as “–” is zero or has been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

121

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	$8.33	0.13	1.51	1.64	(0.14)	(0.54)	(0.68)	$9.29	20.84%	$23,490,599	0.61%	1.44%	0.61%	32.50%
Year Ended October 31, 2016	$8.62	0.09	0.07	0.16	(0.11)	(0.34)	(0.45)	$8.33	2.17%	$14,663,954	0.61%	1.10%	0.61%	15.31%
Year Ended October 31, 2015	$9.65	0.13	(0.06)	0.07	(0.17)	(0.93)	(1.10)	$8.62	0.72%	$11,581,468	0.61%	1.42%	0.61%	6.73%
Year Ended October 31, 2014	$9.88	0.13	0.59	0.72	(0.14)	(0.81)	(0.95)	$9.65	7.78%	$8,218,137	0.64%	1.38%	0.64%	27.49%
Year Ended October 31, 2013	$8.41	0.12	1.87	1.99	(0.13)	(0.39)	(0.52)	$9.88	24.87%	$21,173,452	0.63%	1.29%	0.63%	39.53%

Class C Shares
Year Ended October 31, 2017	$8.20	0.08	1.50	1.58	(0.11)	(0.54)	(0.65)	$9.13	20.29%	$117,231	1.18%	0.92%	1.18%	32.50%
Year Ended October 31, 2016	$8.50	0.05	0.06	0.11	(0.07)	(0.34)	(0.41)	$8.20	1.52%	$87,393	1.18%	0.58%	1.18%	15.31%
Year Ended October 31, 2015	$9.54	0.08	(0.06)	0.02	(0.13)	(0.93)	(1.06)	$8.50	0.15%	$106,174	1.18%	0.90%	1.18%	6.73%
Year Ended October 31, 2014	$9.80	0.08	0.58	0.66	(0.11)	(0.81)	(0.92)	$9.54	7.18%	$110,002	1.16%	0.82%	1.16%	27.49%
Year Ended October 31, 2013	$8.35	0.10	1.84	1.94	(0.10)	(0.39)	(0.49)	$9.80	24.34%	$85,351	1.14%	1.19%	1.14%	39.53%

Class R Shares (e)
Year Ended October 31, 2017	$8.23	0.11	1.50	1.61	(0.12)	(0.54)	(0.66)	$9.18	20.71%	$40,326,541	0.88%	1.29%	0.88%	32.50%
Year Ended October 31, 2016	$8.52	0.07	0.07	0.14	(0.09)	(0.34)	(0.43)	$8.23	1.89%	$36,901,555	0.88%	0.88%	0.88%	15.31%
Year Ended October 31, 2015	$9.56	0.11	(0.08)	0.03	(0.14)	(0.93)	(1.07)	$8.52	0.32%	$39,972,106	0.88%	1.21%	0.88%	6.73%
Year Ended October 31, 2014	$9.81	0.10	0.59	0.69	(0.13)	(0.81)	(0.94)	$9.56	7.53%	$39,009,104	0.88%	1.01%	0.88%	27.49%
Year Ended October 31, 2013	$8.35	0.09	1.87	1.96	(0.11)	(0.39)	(0.50)	$9.81	24.62%	$29,951,824	0.88%	0.99%	0.88%	39.53%

Class R6 Shares (f)
Year Ended October 31, 2017	$8.34	0.17	1.53	1.70	(0.18)	(0.54)	(0.72)	$9.32	21.57%	$37,250,979	0.13%	1.99%	0.13%	32.50%
Year Ended October 31, 2016	$8.63	0.13	0.07	0.20	(0.15)	(0.34)	(0.49)	$8.34	2.64%	$26,084,928	0.13%	1.59%	0.13%	15.31%
Year Ended October 31, 2015	$9.66	0.16	(0.05)	0.11	(0.21)	(0.93)	(1.14)	$8.63	1.19%	$19,624,686	0.13%	1.86%	0.13%	6.73%
Year Ended October 31, 2014	$9.91	0.17	0.59	0.76	(0.20)	(0.81)	(1.01)	$9.66	8.23%	$13,474,072	0.13%	1.75%	0.13%	27.49%
Year Ended October 31, 2013	$8.43	0.15	1.89	2.04	(0.17)	(0.39)	(0.56)	$9.91	25.55%	$8,774,804	0.13%	1.67%	0.13%	39.53%

Institutional Service Class Shares
Year Ended October 31, 2017	$8.31	0.15	1.53	1.68	(0.16)	(0.54)	(0.70)	$9.29	21.35%	$32,128,718	0.38%	1.69%	0.38%	32.50%
Year Ended October 31, 2016	$8.61	0.11	0.06	0.17	(0.13)	(0.34)	(0.47)	$8.31	2.28%	$23,815,853	0.38%	1.33%	0.38%	15.31%
Year Ended October 31, 2015	$9.64	0.15	(0.06)	0.09	(0.19)	(0.93)	(1.12)	$8.61	0.96%	$19,537,648	0.38%	1.68%	0.38%	6.73%
Year Ended October 31, 2014	$9.88	0.14	0.61	0.75	(0.18)	(0.81)	(0.99)	$9.64	8.10%	$15,739,026	0.38%	1.52%	0.38%	27.49%
Year Ended October 31, 2013	$8.41	0.13	1.88	2.01	(0.15)	(0.39)	(0.54)	$9.88	25.18%	$11,898,250	0.38%	1.48%	0.38%	39.53%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(f)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral partof these financial statements.

122

Fund Commentary	Nationwide Destination 2055 Fund

For the annual period ended October 31, 2017, the Nationwide Destination 2055 Fund (Class R6*) returned 21.93% versus 21.13% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2055 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2055+ Funds (consisting of 327 funds as of October 31, 2017) was 21.54% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2017, was a function of positive performance across both equity and fixed-income asset classes, with strong contributions coming from a variety of the Fund’s underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 23.63% over the reporting period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 27.85%, which surpassed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 23.48%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was equally strong, with a gain of 23.44%, but the MSCI Emerging Markets® Index was up even more during the reporting period and returned 26.45%.

U.S. and non-U.S. bonds also showed positive results during the reporting period, despite initial sharply higher U.S. interest rates in the aftermath of the U.S. presidential election. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 0.90% as spreads tightened somewhat during the reporting period, thereby helping corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch US High Yield Master II Index returned 9.14% for the reporting period. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 2.47% for the reporting period.

All nine of the Fund’s underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying Nationwide S&P 500 Index Fund, which returned 23.36%. The second-largest contributor to the performance of the Fund during the reporting period was its allocation to the underlying Nationwide International Index Fund, which posted a return of 23.51%. There were no detractors from the performance of the Fund for the reporting period. The two smallest contributors to the Fund’s performance for the reporting period were the underlying iShares iBoxx $ High Yield Corporate Bond ETF, with a 1.52% return, and the underlying Nationwide Core Plus Bond Fund, with a 2.51% return, both due to relatively small allocations. Interest rate changes created a more challenging environment for fixed income over the course of the year.

During the reporting period, the Fund added four new positions with investments in iShares Core MSCI Emerging Markets ETF, iShares iBoxx $ High Yield Corporate Bond ETF, Nationwide Bond Index Fund, and Nationwide Core Plus Bond Fund. The fixed-income changes were a result of the annual asset allocation update. In addition, the Portfolio Completion Fund was removed from the portfolio. The removal of the Portfolio Completion Fund paired with the addition of the ETF allocations allows the portfolio management team more flexibility and precision in allocating capital to underlying asset classes.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA**;

and Andrew Urban, CFA**

*Performance is shown for the Fund’s Class R6 because that share class now has more assets than the Fund’s Class R (which was previously shown for performance reporting).

123

Fund Commentary (cont.)	Nationwide Destination 2055 Fund

**Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

Investments in the Fund are subject to the risks of the Fund’s underlying funds. The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

124

Fund Overview	Nationwide Destination 2055 Fund

Asset Allocation†

Equity Funds	93.0%
Fixed Income Funds	7.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Class R6	39.0%
Nationwide International Index Fund, Class R6	26.0%
Nationwide Mid Cap Market Index Fund, Class R6	16.0%
Nationwide Small Cap Index Fund, Class R6	8.0%
Nationwide Bond Index Fund, Class R6	5.0%
iShares Core MSCI Emerging Markets Fund	4.0%
Nationwide Core Plus Bond Fund, Class R6	1.0%
iShares iBoxx $ High Yield Corporate Bond Fund	1.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

125

Fund Performance	Nationwide Destination 2055 Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	21.33%	10.90%	8.87%	[2]
	w/SC3	14.36%	9.61%	7.93%	[2]
Class C	w/o SC1	20.66%	10.32%	8.25%	[2]
	w/SC4	19.66%	N/A	N/A
Class R5,6		21.04%	10.61%	8.57%	[2]
Class R6[5,7]		21.93%	11.46%	9.36%	[2]
Institutional Service Class[5]		21.67%	11.18%	9.14%	[2]
Morningstar® Lifetime Allocation Moderate 2055 Index		21.13%	10.59%	5.34%
CPI		2.04%	1.29%	1.74%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 27, 2010.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[5]	Not subject to any SCs.

[6]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[7]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.88%
Class C	1.43%
Class R	1.14%
Class R6[1]	0.39%
Institutional Service Class	0.64%

^	Current effective prospectus dated May 24, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

126

Fund Performance (cont.)	Nationwide Destination 2055 Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Destination 2055 Fund from inception through 10/31/17 versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2055 Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

127

Shareholder Expense Example	Nationwide Destination 2055 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2055 Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17(a)	Expense Ratio During Period (%) 5/1/17 - 10/31/17(a)
Class A Shares	Actual	(b)	1,000.00	1,079.40	3.30	0.63
	Hypothetical	(b)(c)	1,000.00	1,022.03	3.21	0.63
Class C Shares	Actual	(b)	1,000.00	1,076.40	6.18	1.18
	Hypothetical	(b)(c)	1,000.00	1,019.26	6.01	1.18
Class R Shares	Actual	(b)	1,000.00	1,078.20	4.61	0.88
	Hypothetical	(b)(c)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares(d)	Actual	(b)	1,000.00	1,082.30	0.68	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,080.20	1.99	0.38
	Hypothetical	(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

128

Statement of Investments

October 31, 2017

Nationwide Destination 2055 Fund

Investment Companies 95.0%

	Shares	Value

Equity Funds 89.0%
Nationwide International Index Fund, Class R6 (a)	2,015,605	$17,656,704
Nationwide Mid Cap Market Index Fund, Class R6 (a)	554,576	10,869,685
Nationwide S&P 500 Index Fund, Class R6 (a)	1,608,972	26,419,318
Nationwide Small Cap Index Fund, Class R6 (a)	338,149	5,430,666

Total Equity Funds (cost $53,870,618)		60,376,373

Fixed Income Funds 6.0%
Nationwide Bond Index Fund, Class R6 (a)	309,268	3,408,130
Nationwide Core Plus Bond Fund, Class R6 (a)	66,389	680,487

Total Fixed Income Funds (cost $4,089,279)		4,088,617

Total Investment Companies (cost $57,959,897)		64,464,990

Exchange Traded Funds 5.0%
Equity Fund 4.0%
iShares Core MSCI Emerging Markets Fund	48,878	2,726,415

Fixed Income Fund 1.0%
iShares iBoxx $ High Yield Corporate Bond Fund	7,620	674,141

Total Exchange Traded Funds (cost $3,247,581)		3,400,556

Total Investments (cost $61,207,478) — 100.0%		67,865,546

Liabilities in excess of other assets — 0.0%†		(27,409)

NET ASSETS — 100.0%		$67,838,137

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

129

Statement of Assets and Liabilities

October 31, 2017

Nationwide Destination 2055 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $57,959,897)	$64,464,990
Investment securities of unaffiliated issuers, at value (cost $3,247,581)	3,400,556
Receivable for investments sold	69,401
Receivable for capital shares issued	25,150

Total Assets	67,960,097

Liabilities:
Payable for capital shares redeemed	94,551
Accrued expenses and other payables:
Investment advisory fees	7,375
Distribution fees	10,751
Administrative servicing fees	8,874
Trustee fees	149
Professional fees	260

Total Liabilities	121,960

Net Assets	$67,838,137

Represented by:
Capital	$59,914,411
Accumulated net realized gains from investment securities of affiliated and unaffiliated issuers	1,265,658
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	6,505,093
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	152,975

Net Assets	$67,838,137

Net Assets:
Class A Shares	$14,927,090
Class C Shares	65,675
Class R Shares	17,993,301
Class R6 Shares	19,408,740
Institutional Service Class Shares	15,443,331

Total	$67,838,137

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,068,021
Class C Shares	4,709
Class R Shares	1,290,150
Class R6 Shares	1,381,430
Institutional Service Class Shares	1,100,079

Total	4,844,389

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.98
Class C Shares (b)	$13.95
Class R Shares	$13.95
Class R6 Shares	$14.05
Institutional Service Class Shares	$14.04

130

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Destination 2055 Fund
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.83

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

131

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Destination 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$1,134,083
Dividend income from unaffiliated issuers	5,228

Total Income	1,139,311

EXPENSES:
Investment advisory fees	72,763
Distribution fees Class A	30,119
Distribution fees Class C	616
Distribution fees Class R	79,070
Administrative servicing fees Class A	29,047
Administrative servicing fees Class C	27
Administrative servicing fees Class R	39,535
Administrative servicing fees Institutional Service Class	31,142
Professional fees	801
Trustee fees	1,631

Total Expenses	284,751

NET INVESTMENT INCOME	854,560

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	1,876,936
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	(235,221)
Transactions in investment securities of unaffiliated issuers	356

Net realized gains	1,642,071

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	7,917,870
Investment securities of unaffiliated issuers	152,975

Net change in unrealized appreciation/(depreciation)	8,070,845

Net realized/unrealized gains	9,712,916

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,567,476

The accompanying notes are an integral part of these financial statements.

132

Statements of Changes in Net Assets

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$854,560	$480,578
Net realized gains	1,642,071	2,115,132
Net change in unrealized appreciation/depreciation	8,070,845	(1,479,259)

Change in net assets resulting from operations	10,567,476	1,116,451

Distributions to Shareholders From:
Net investment income:
Class A	(178,552)	(90,943)
Class C	(687)	(266)
Class R	(209,271)	(131,581)
Class R6 (a)	(302,551)	(193,580)
Institutional Service Class	(204,992)	(130,550)
Net realized gains:
Class A	(497,276)	(220,759)
Class C	(2,858)	(875)
Class R	(696,096)	(454,913)
Class R6 (a)	(655,196)	(377,131)
Institutional Service Class	(495,084)	(295,497)

Change in net assets from shareholder distributions	(3,242,563)	(1,896,095)

Change in net assets from capital transactions	16,777,190	9,897,164

Change in net assets	24,102,103	9,117,520

Net Assets:
Beginning of year	43,736,034	34,618,514

End of year	$67,838,137	$43,736,034

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,888,335	$4,449,469
Dividends reinvested	675,828	311,702
Cost of shares redeemed	(1,527,184)	(718,011)

Total Class A Shares	4,036,979	4,043,160

Class C Shares
Proceeds from shares issued	7,597	30,312
Dividends reinvested	3,545	1,141
Cost of shares redeemed	(8,821)	(10)

Total Class C Shares	2,321	31,443

Class R Shares
Proceeds from shares issued	4,266,587	4,445,904
Dividends reinvested	905,367	586,494
Cost of shares redeemed	(2,484,511)	(3,691,199)

Total Class R Shares	2,687,443	1,341,199

Class R6 Shares (a)
Proceeds from shares issued	7,417,192	5,582,255
Dividends reinvested	957,747	570,711
Cost of shares redeemed	(2,882,140)	(3,516,712)

Total Class R6 Shares	5,492,799	2,636,254

133

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2055 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$5,578,416	$3,276,959
Dividends reinvested	700,076	426,047
Cost of shares redeemed	(1,720,844)	(1,857,898)

Total Institutional Service Class Shares	4,557,648	1,845,108

Change in net assets from capital transactions	$16,777,190	$9,897,164

SHARE TRANSACTIONS:
Class A Shares
Issued	373,255	370,536
Reinvested	54,502	26,540
Redeemed	(116,587)	(60,288)

Total Class A Shares	311,170	336,788

Class C Shares
Issued	586	2,617
Reinvested	288	97
Redeemed	(679)	(1)

Total Class C Shares	195	2,713

Class R Shares
Issued	328,968	373,758
Reinvested	73,269	50,051
Redeemed	(191,700)	(305,828)

Total Class R Shares	210,537	117,981

Class R6 Shares (a)
Issued	565,060	464,230
Reinvested	76,607	48,369
Redeemed	(222,405)	(291,467)

Total Class R6 Shares	419,262	221,132

Institutional Service Class Shares
Issued	428,081	271,817
Reinvested	56,115	36,150
Redeemed	(132,601)	(153,047)

Total Institutional Service Class Shares	351,595	154,920

Total change in shares	1,292,759	833,534

Amount designated as “–” is zero or has been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

134

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2055 Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)

Class A Shares
Year Ended October 31, 2017	$12.30	0.18	2.34	2.52	(0.21)	(0.63)	(0.84)	$13.98	21.33%	$14,927,090	0.62%	1.40%	0.62%	26.27%
Year Ended October 31, 2016	$12.72	0.13	0.10	0.23	(0.17)	(0.48)	(0.65)	$12.30	2.12%	$9,305,695	0.62%	1.10%	0.62%	17.63%
Year Ended October 31, 2015	$13.32	0.17	(0.08)	0.09	(0.24)	(0.45)	(0.69)	$12.72	0.74%	$5,343,749	0.61%	1.30%	0.61%	11.73%
Year Ended October 31, 2014	$12.71	0.14	0.83	0.97	(0.21)	(0.15)	(0.36)	$13.32	7.75%	$2,272,610	0.62%	1.10%	0.62%	10.03%
Year Ended October 31, 2013	$10.40	0.16	2.37	2.53	(0.17)	(0.05)	(0.22)	$12.71	24.74%	$744,954	0.63%	1.37%	0.63%	9.99%

Class C Shares
Year Ended October 31, 2017	$12.29	0.12	2.32	2.44	(0.15)	(0.63)	(0.78)	$13.95	20.66%	$65,675	1.18%	0.89%	1.18%	26.27%
Year Ended October 31, 2016	$12.72	0.05	0.11	0.16	(0.11)	(0.48)	(0.59)	$12.29	1.50%	$55,467	1.18%	0.44%	1.18%	17.63%
Year Ended October 31, 2015	$13.32	0.12	(0.09)	0.03	(0.18)	(0.45)	(0.63)	$12.72	0.21%	$22,906	1.14%	0.92%	1.14%	11.73%
Year Ended October 31, 2014	$12.71	0.12	0.78	0.90	(0.14)	(0.15)	(0.29)	$13.32	7.20%	$17,758	1.17%	0.89%	1.17%	10.03%
Year Ended October 31, 2013	$10.40	0.07	2.41	2.48	(0.12)	(0.05)	(0.17)	$12.71	24.17%	$20,535	1.13%	0.64%	1.13%	9.99%

Class R Shares (e)
Year Ended October 31, 2017	$12.28	0.15	2.33	2.48	(0.18)	(0.63)	(0.81)	$13.95	21.04%	$17,993,301	0.88%	1.17%	0.88%	26.27%
Year Ended October 31, 2016	$12.70	0.11	0.08	0.19	(0.13)	(0.48)	(0.61)	$12.28	1.81%	$13,255,710	0.88%	0.89%	0.88%	17.63%
Year Ended October 31, 2015	$13.30	0.15	(0.10)	0.05	(0.20)	(0.45)	(0.65)	$12.70	0.42%	$12,213,162	0.88%	1.18%	0.88%	11.73%
Year Ended October 31, 2014	$12.69	0.13	0.81	0.94	(0.18)	(0.15)	(0.33)	$13.30	7.51%	$9,775,507	0.88%	0.97%	0.88%	10.03%
Year Ended October 31, 2013	$10.38	0.09	2.41	2.50	(0.14)	(0.05)	(0.19)	$12.69	24.47%	$5,756,542	0.88%	0.80%	0.88%	9.99%

Class R6 Shares (f)
Year Ended October 31, 2017	$12.35	0.25	2.34	2.59	(0.26)	(0.63)	(0.89)	$14.05	21.93%	$19,408,740	0.13%	1.91%	0.13%	26.27%
Year Ended October 31, 2016	$12.77	0.20	0.09	0.29	(0.23)	(0.48)	(0.71)	$12.35	2.57%	$11,881,943	0.13%	1.64%	0.13%	17.63%
Year Ended October 31, 2015	$13.37	0.25	(0.10)	0.15	(0.30)	(0.45)	(0.75)	$12.77	1.17%	$9,463,033	0.13%	1.88%	0.13%	11.73%
Year Ended October 31, 2014	$12.74	0.22	0.83	1.05	(0.27)	(0.15)	(0.42)	$13.37	8.38%	$6,061,345	0.13%	1.66%	0.13%	10.03%
Year Ended October 31, 2013	$10.41	0.20	2.40	2.60	(0.22)	(0.05)	(0.27)	$12.74	25.44%	$2,909,109	0.14%	1.69%	0.14%	9.99%

Institutional Service Class Shares
Year Ended October 31, 2017	$12.34	0.21	2.35	2.56	(0.23)	(0.63)	(0.86)	$14.04	21.67%	$15,443,331	0.38%	1.61%	0.38%	26.27%
Year Ended October 31, 2016	$12.76	0.17	0.09	0.26	(0.20)	(0.48)	(0.68)	$12.34	2.32%	$9,237,219	0.38%	1.39%	0.38%	17.63%
Year Ended October 31, 2015	$13.36	0.21	(0.09)	0.12	(0.27)	(0.45)	(0.72)	$12.76	0.92%	$7,575,664	0.38%	1.65%	0.38%	11.73%
Year Ended October 31, 2014	$12.74	0.18	0.83	1.01	(0.24)	(0.15)	(0.39)	$13.36	8.06%	$4,938,798	0.38%	1.40%	0.38%	10.03%
Year Ended October 31, 2013	$10.41	0.11	2.46	2.57	(0.19)	(0.05)	(0.24)	$12.74	25.15%	$2,087,961	0.38%	0.94%	0.38%	9.99%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(f)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

135

Fund Commentary	Nationwide Destination 2060 Fund

For the annual period ended October 31, 2017, the Nationwide Destination 2060 Fund (Institutional Service Class) returned 21.62% versus 21.15% for its benchmark, the Morningstar® (Mstar) Lifetime Allocation Moderate 2060 Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2055+ Funds (consisting of 327 funds as of October 31, 2017) was 21.54% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return for the 12-month period ended October 31, 2017, was a function of positive performance across both equity and fixed-income asset classes, with strong contributions coming from a variety of the Fund’s underlying investments.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 23.63% over the reporting period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 27.85%, which surpassed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 23.48%). The MSCI EAFE® Index (representing non-U.S. developed market countries) was equally strong, with a gain of 23.44%, but the MSCI Emerging Markets® Index was up even more during the reporting period and returned 26.45%.

U.S. and non-U.S. bonds also showed positive results during the reporting period, despite initial sharply higher U.S. interest rates in the aftermath of the U.S. presidential election. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 0.90% as spreads tightened somewhat during the reporting period, thereby helping corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch US High Yield Master II Index returned 9.14% for the reporting period. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 2.47% for the reporting period.

All nine of the Fund’s underlying investments posted a positive return during the reporting period. The leading contributor to the Fund’s performance was the allocation to the underlying Nationwide S&P 500 Index Fund, which returned 23.36%. The second-largest contributor to the performance of the Fund during the reporting period was its allocation to the underlying Nationwide International Index Fund, which posted a return of 23.51%. There were no detractors from the performance of the Fund for the reporting period. The two smallest contributors to the Fund’s performance for the reporting period were the underlying iShares iBoxx $ High Yield Corporate Bond ETF, with a 1.52% return, and the underlying Nationwide Core Plus Bond Fund, with a 2.51% return, both due to relatively small allocations. Interest rate changes created a more challenging environment for fixed income over the course of the year.

During the reporting period, the Fund added four new positions, with underlying investments in the iShares Core MSCI Emerging Markets ETF, the iShares iBoxx $ High Yield Corporate Bond ETF, the Nationwide Bond Index Fund and the Nationwide Core Plus Bond Fund. The fixed-income changes were a result of the annual asset allocation update. In addition, the underlying Nationwide Portfolio Completion Fund was removed from the Fund. The removal of the underlying Nationwide Portfolio Completion Fund paired with the addition of the underlying ETF allocations allows the portfolio management team more flexibility and precision in allocating capital to underlying asset classes.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA*;

and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

136

Fund Commentary (cont.)	Nationwide Destination 2060 Fund

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The year in the Fund’s name refers to the approximate year (target date) that an investor plans to retire or begin withdrawing money from the Fund. The Fund will gradually shift its investment allocations from more-aggressive investments to more-conservative investments based on its target date. An investment in the Fund is not guaranteed at any time, including on or after its target date. An investor may choose to retire at an age other than age 65 or may have different needs than a Fund’s allocation model indicates.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

137

Fund Overview	Nationwide Destination 2060 Fund

Asset Allocation†

Equity Funds	93.0%
Fixed Income Funds	7.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Class R6	39.0%
Nationwide International Index Fund, Class R6	26.0%
Nationwide Mid Cap Market Index Fund, Class R6	16.0%
Nationwide Small Cap Index Fund, Class R6	8.0%
Nationwide Bond Index Fund, Class R6	5.0%
iShares Core MSCI Emerging Markets Fund	4.0%
Nationwide Core Plus Bond Fund, Class R6	1.0%
iShares iBoxx $ High Yield Corporate Bond Fund	1.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

138

Fund Performance	Nationwide Destination 2060 Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	Inception
Class A	w/o SC1	21.31%	7.51%	[2]
	w/SC3	14.36%	5.35%	[2]
Class C	w/o SC1	20.71%	6.88%	[2]
	w/SC4	19.71%	N/A
Class R5		21.03%	7.29%	[2]
Class R6[5,6]		22.02%	7.96%	[2]
Institutional Service Class[5]		21.62%	7.77%	[2]
Morningstar® Lifetime Allocation Moderate 2060 Index		21.15%	7.15%
CPI		2.04%	1.50%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of November 28, 2014.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.89%
Class C	1.64%
Class R	1.14%
Class R6[1]	0.39%
Institutional Service Class	0.64%

^	Current effective prospectus dated May 24, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

139

Fund Performance (cont.)	Nationwide Destination 2060 Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Destination 2060 Fund from inception through 10/31/17 versus the Morningstar® (Mstar) Lifetime Allocation Moderate 2060 Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

140

Shareholder Expense Example	Nationwide Destination 2060 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Destination 2060 Fund October 31, 2017			Beginning Account Value ($) 05/01/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 05/01/17 - 10/31/17(a)	Expense Ratio During Period (%) 05/01/17 - 10/31/17(a)
Class A Shares	Actual	(b)	1,000.00	1,079.60	3.20	0.61
	Hypothetical	(b)(c)	1,000.00	1,022.13	3.11	0.61
Class C Shares	Actual	(b)	1,000.00	1,076.80	5.97	1.14
	Hypothetical	(b)(c)	1,000.00	1,019.46	5.80	1.14
Class R Shares	Actual	(b)	1,000.00	1,077.70	4.29	0.82
	Hypothetical	(b)(c)	1,000.00	1,021.07	4.18	0.82
Class R6 Shares(d)	Actual	(b)	1,000.00	1,082.80	0.68	0.13
	Hypothetical	(b)(c)	1,000.00	1,024.55	0.66	0.13
Institutional Service Class Shares	Actual	(b)	1,000.00	1,080.60	1.99	0.38
	Hypothetica	l(b)(c)	1,000.00	1,023.29	1.94	0.38

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

141

Statement of Investments

October 31, 2017

Nationwide Destination 2060 Fund

Investment Companies 95.0%

	Shares	Value

Equity Funds 89.0%
Nationwide International Index Fund, Class R6 (a)	343,495	$3,009,015
Nationwide Mid Cap Market Index Fund, Class R6 (a)	94,472	1,851,650
Nationwide S&P 500 Index Fund, Class R6 (a)	274,884	4,513,587
Nationwide Small Cap Index Fund, Class R6 (a)	57,710	926,824

Total Equity Funds (cost $9,312,338)		10,301,076

Fixed Income Funds 6.0%
Nationwide Bond Index Fund, Class R6 (a)	52,600	579,656
Nationwide Core Plus Bond Fund, Class R6 (a)	11,306	115,888

Total Fixed Income Funds (cost $695,993)		695,544

Total Investment Companies (cost $10,008,331)		10,996,620

Exchange Traded Funds 5.0%
Equity Fund 4.0%
iShares Core MSCI Emerging Markets Fund	8,297	462,807

Fixed Income Fund 1.0%
iShares iBoxx $ High Yield Corporate Bond Fund	1,284	113,594

Total Exchange Traded Funds (cost $551,433)		576,401

Total Investments (cost $10,559,764) — 100.0%		11,573,021

Liabilities in excess of other assets — 0.0%†		(1,493)

NET ASSETS — 100.0%		$11,571,528

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

142

Statement of Assets and Liabilities

October 31, 2017

Nationwide Destination 2060 Fund
Assets:
Investment securities of affiliated issuers, at value (cost $10,008,331)	$10,996,620
Investment securities of unaffiliated issuers, at value (cost $551,433)	576,401
Cash	4,800
Receivable for capital shares issued	39,052
Prepaid expenses	108

Total Assets	11,616,981

Liabilities:
Payable for investments purchased	40,306
Payable for capital shares redeemed	1,532
Accrued expenses and other payables:
Investment advisory fees	1,237
Distribution fees	1,204
Administrative servicing fees	1,116
Trustee fees	24
Professional fees	34

Total Liabilities	45,453

Net Assets	$11,571,528

Represented by:
Capital	$10,340,399
Accumulated net realized gains from investment securities of affiliated and unaffiliated issuers	217,872
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	988,289
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	24,968

Net Assets	$11,571,528

Net Assets:
Class A Shares	$3,200,947
Class C Shares	141,367
Class R Shares	1,055,047
Class R6 Shares	3,276,461
Institutional Service Class Shares	3,897,706

Total	$11,571,528

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	282,967
Class C Shares	12,522
Class R Shares	93,331
Class R6 Shares	289,001
Institutional Service Class Shares	343,988

Total	1,021,809

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.31
Class C Shares (b)	$11.29
Class R Shares	$11.30
Class R6 Shares	$11.34
Institutional Service Class Shares	$11.33

143

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Destination 2060 Fund
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.00

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

144

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Destination 2060 Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$159,479
Dividend income from unaffiliated issuers	848

Total Income	160,327

EXPENSES:
Investment advisory fees	10,675
Distribution fees Class A	5,540
Distribution fees Class C	1,275
Distribution fees Class R	3,411
Administrative servicing fees Class A	5,097
Administrative servicing fees Class C	10
Administrative servicing fees Class R	1,214
Administrative servicing fees Institutional Service Class	6,396
Professional fees	113
Trustee fees	240

Total Expenses	33,971

NET INVESTMENT INCOME	126,356

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from:
Affiliated Underlying Funds	228,033
Unaffiliated Underlying Funds	6
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	159,909
Transactions in investment securities of unaffiliated issuers	208

Net realized gains	388,156

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	976,781
Investment securities of unaffiliated issuers	24,968

Net change in unrealized appreciation/depreciation	1,001,749

Net realized/unrealized gains	1,389,905

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,516,261

The accompanying notes are an integral part of these financial statements.

145

Statements of Changes in Net Assets

October 31, 2017

	Nationwide Destination 2060 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$126,356	$43,471
Net realized gains	388,156	29,385
Net change in unrealized appreciation/depreciation	1,001,749	55,539

Change in net assets resulting from operations	1,516,261	128,395

Distributions to Shareholders From:
Net investment income:
Class A	(30,068)	(7,772)
Class C	(1,421)	(873)
Class R	(8,046)	(3,520)
Class R6 (a)	(50,204)	(19,685)
Institutional Service Class	(41,726)	(17,157)
Net realized gains:
Class A	(34,125)	(4,912)
Class C	(2,884)	(1,264)
Class R	(9,648)	(3,786)
Class R6 (a)	(51,136)	(11,472)
Institutional Service Class	(49,662)	(9,754)

Change in net assets from shareholder distributions	(278,920)	(80,195)

Change in net assets from capital transactions	5,420,369	2,740,083

Change in net assets	6,657,710	2,788,283

Net Assets:
Beginning of year	4,913,818	2,125,535

End of year	$11,571,528	$4,913,818

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,935,361	$894,588
Dividends reinvested	64,193	12,684
Cost of shares redeemed	(229,553)	(146,838)

Total Class A Shares	1,770,001	760,434

Class C Shares
Proceeds from shares issued	6,869	21,067
Dividends reinvested	4,305	2,137
Cost of shares redeemed	(30)	(15,690)

Total Class C Shares	11,144	7,514

Class R Shares
Proceeds from shares issued	798,965	391,042
Dividends reinvested	17,694	7,306
Cost of shares redeemed	(209,918)	(190,919)

Total Class R Shares	606,741	207,429

Class R6 Shares (a)
Proceeds from shares issued	2,214,680	926,821
Dividends reinvested	101,340	31,157
Cost of shares redeemed	(1,091,334)	(193,610)

Total Class R6 Shares	1,224,686	764,368

146

Statements of Changes in Net Assets (Continued)

October 31, 2017

	Nationwide Destination 2060 Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$3,084,468	$1,372,533
Dividends reinvested	91,388	26,911
Cost of shares redeemed	(1,368,059)	(399,106)

Total Institutional Service Class Shares	1,807,797	1,000,338

Change in net assets from capital transactions	$5,420,369	$2,740,083

SHARE TRANSACTIONS:
Class A Shares
Issued	184,638	94,835
Reinvested	6,321	1,361
Redeemed	(21,212)	(15,605)

Total Class A Shares	169,747	80,591

Class C Shares
Issued	653	2,321
Reinvested	430	231
Redeemed	(3)	(1,643)

Total Class C Shares	1,080	909

Class R Shares
Issued	75,465	40,526
Reinvested	1,744	787
Redeemed	(19,489)	(21,183)

Total Class R Shares	57,720	20,130

Class R6 Shares (a)
Issued	210,100	97,551
Reinvested	9,964	3,340
Redeemed	(101,748)	(20,138)

Total Class R6 Shares	118,316	80,753

Institutional Service Class Shares
Issued	293,736	146,173
Reinvested	9,009	2,886
Redeemed	(133,512)	(43,239)

Total Institutional Service Class Shares	169,233	105,820

Total change in shares	516,096	288,203

Amount designated as “–” is zero or has been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

147

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2060 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	$9.71	0.14	1.88	2.02	(0.17)	(0.25)	(0.42)	$11.31	21.31%		$3,200,947	0.61%	1.29%		0.61%	44.88%
Year Ended October 31, 2016	$9.77	0.09	0.10	0.19	(0.13)	(0.12)	(0.25)	$9.71	2.12%		$1,099,157	0.60%	0.96%		0.60%	20.78%
Period Ended October 31, 2015 (g)	$10.00	0.14	(0.16)	(0.02)	(0.21)	—	(0.21)	$9.77	(0.26%	)	$318,677	0.45%	1.37%	(h)	0.45%	25.65%

Class C Shares
Year Ended October 31, 2017	$9.70	0.10	1.86	1.96	(0.12)	(0.25)	(0.37)	$11.29	20.71%		$141,367	1.14%	0.93%		1.14%	44.88%
Year Ended October 31, 2016	$9.76	0.06	0.08	0.14	(0.08)	(0.12)	(0.20)	$9.70	1.55%		$110,981	1.13%	0.63%		1.13%	20.78%
Period Ended October 31, 2015 (g)	$10.00	0.11	(0.20)	(0.09)	(0.15)	—	(0.15)	$9.76	(0.91%	)	$102,787	1.13%	1.09%	(h)	1.13%	25.65%

Class R Shares
Year Ended October 31, 2017	$9.71	0.11	1.88	1.99	(0.15)	(0.25)	(0.40)	$11.30	21.03%		$1,055,047	0.81%	1.06%		0.81%	44.88%
Year Ended October 31, 2016	$9.76	0.11	0.08	0.19	(0.12)	(0.12)	(0.24)	$9.71	2.04%		$345,669	0.78%	1.11%		0.78%	20.78%
Period Ended October 31, 2015 (g)	$10.00	0.14	(0.19)	(0.05)	(0.19)	—	(0.19)	$9.76	(0.54%	)	$151,162	0.67%	1.38%	(h)	0.67%	25.65%

Class R6 Shares (i)
Year Ended October 31, 2017	$9.72	0.19	1.89	2.08	(0.21)	(0.25)	(0.46)	$11.34	22.02%		$3,276,461	0.13%	1.82%		0.13%	44.88%
Year Ended October 31, 2016	$9.78	0.15	0.08	0.23	(0.17)	(0.12)	(0.29)	$9.72	2.50%		$1,659,638	0.13%	1.55%		0.13%	20.78%
Period Ended October 31, 2015 (g)	$10.00	0.19	(0.19)	—	(0.22)	—	(0.22)	$9.78	0.03%		$879,158	0.13%	1.91%	(h)	0.13%	25.65%

Institutional Service Class Shares
Year Ended October 31, 2017	$9.72	0.17	1.88	2.05	(0.19)	(0.25)	(0.44)	$11.33	21.62%		$3,897,706	0.38%	1.61%		0.38%	44.88%
Year Ended October 31, 2016	$9.77	0.12	0.10	0.22	(0.15)	(0.12)	(0.27)	$9.72	2.42%		$1,698,373	0.38%	1.26%		0.38%	20.78%
Period Ended October 31, 2015 (g)	$10.00	0.13	(0.14)	(0.01)	(0.22)	—	(0.22)	$9.77	(0.09%	)	$673,751	0.25%	1.32%	(h)	0.25%	25.65%

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from December 1, 2014 (commencement of operations) through October 31, 2015. Total return is calculated based on inception date of November 28, 2014 through October 31, 2015.
(h)	Ratio has not been annualized.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

148

Notes to Financial Statements

October 31, 2017

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2017, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Destination 2010 Fund (“Destination 2010”)

- Nationwide Destination 2015 Fund (“Destination 2015”)

- Nationwide Destination 2020 Fund (“Destination 2020”)

- Nationwide Destination 2025 Fund (“Destination 2025”)

- Nationwide Destination 2030 Fund (“Destination 2030”)

- Nationwide Destination 2035 Fund (“Destination 2035”)

- Nationwide Destination 2040 Fund (“Destination 2040”)

- Nationwide Destination 2045 Fund (“Destination 2045”)

- Nationwide Destination 2050 Fund (“Destination 2050”)

- Nationwide Destination 2055 Fund (“Destination 2055”)

- Nationwide Destination 2060 Fund (“Destination 2060”)

Each of the Funds operates as a “fund-of-funds,” which means that each of the Funds pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange traded funds) (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. The Funds may also invest in an unregistered fixed investment contract (the “Nationwide Contract”) issued by Nationwide Life Insurance Company (“NLIC”).

The Funds currently offer Class A, Class C, Class R, Class R6 and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Effective February 28, 2017, Institutional Class shares were renamed Class R6 shares.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements,

149

Notes to Financial Statements (Continued)

October 31, 2017

and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA, assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Destination 2010, Destination 2015, Destination 2020, Destination 2025, Destination 2030, Destination 2035, and Destination 2040 currently invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. This contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in a contract, which is currently adjusted on a quarterly basis. The interest rate paid by the Nationwide Contract is guaranteed for a given period regardless of current market conditions. The actual interest rate paid to a Fund that invests in the Nationwide Contract may exceed the guaranteed rate and can fluctuate or vary, but it cannot be less than the guaranteed rate. However, if NLIC becomes unable to meet this guarantee, a Fund may lose money from unpaid principal or unpaid/reduced interest. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net

150

Notes to Financial Statements (Continued)

October 31, 2017

purchase or redemption. For the period from November 1, 2016 through December 31, 2016, the rate was 3.05%. For the period from January 1, 2017 through March 31, 2017, the rate was 3.00%. For the period from April 1, 2017 through June 30, 2017, the rate was 2.95%. For the period from July 1, 2017 through September 30, 2017, the rate was 2.90%. For the period from October 1, 2017 through October 31, 2017, the rate was 2.85%. Effective November 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

At October 31, 2017, 100% of the market value of Destination 2045, Destination 2050, Destination 2055, and Destination 2060 was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2017. Please refer to the Statements of Investments for additional information on portfolio holdings.

Destination 2010

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$684,326	$—	$—	$684,326
Investment Companies	17,881,210	—	—	17,881,210
Investment Contract	—	—	4,070,044	4,070,044
Total	$18,565,536	$—	$4,070,044	$22,635,580

Destination 2015

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$4,703,419	$—	$—	$4,703,419
Investment Companies	76,303,964	—	—	76,303,964
Investment Contract	—	—	13,167,815	13,167,815
Total	$81,007,383	$—	$13,167,815	$94,175,198

Destination 2020

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$9,008,096	$—	$—	$9,008,096
Investment Companies	222,412,925	—	—	222,412,925
Investment Contract	—	—	25,667,468	25,667,468
Total	$231,421,021	$—	$25,667,468	$257,088,489

Destination 2025

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$14,420,045	$—	$—	$14,420,045
Investment Companies	281,121,556	—	—	281,121,556
Investment Contract	—	—	23,947,182	23,947,182
Total	$295,541,601	$—	$23,947,182	$319,488,783

151

Notes to Financial Statements (Continued)

October 31, 2017

Destination 2030

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$16,242,574	$—	$—	$16,242,574
Investment Companies	295,171,629	—	—	295,171,629
Investment Contract	—	—	12,878,449	12,878,449
Total	$311,414,203	$—	$12,878,449	$324,292,652

Destination 2035

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$14,550,673	$—	$—	$14,550,673
Investment Companies	243,379,816	—	—	243,379,816
Investment Contract	—	—	7,913,590	7,913,590
Total	$257,930,489	$—	$7,913,590	$265,844,079

Destination 2040

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$11,997,048	$—	$—	$11,997,048
Investment Companies	201,314,472	—	—	201,314,472
Investment Contract	—	—	4,321,705	4,321,705
Total	$213,311,520	$—	$4,321,705	$217,633,225

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Destination 2010

	Investment Contract	Total
Balance as of 10/31/2016	$2,921,839	$2,921,839
Purchases*	2,699,689	2,699,689
Sales	(1,551,484)	(1,551,484)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2017	$4,070,044	$4,070,044

152

Notes to Financial Statements (Continued)

October 31, 2017

Destination 2015

	Investment Contract	Total
Balance as of 10/31/2016	$8,843,643	$8,843,643
Purchases*	7,398,761	7,398,761
Sales	(3,074,589)	(3,074,589)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2017	$13,167,815	$13,167,815

Destination 2020

	Investment Contract	Total
Balance as of 10/31/2016	$15,828,041	$15,828,041
Purchases*	12,585,679	12,585,679
Sales	(2,746,252)	(2,746,252)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2017	$25,667,468	$25,667,468

Destination 2025

	Investment Contract	Total
Balance as of 10/31/2016	$9,058,530	$9,058,530
Purchases*	16,512,526	16,512,526
Sales	(1,623,874)	(1,623,874)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2017	$23,947,182	$23,947,182

Destination 2030

	Investment Contract	Total
Balance as of 10/31/2016	$5,839,189	$5,839,189
Purchases*	7,455,301	7,455,301
Sales	(416,041)	(416,041)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2017	$12,878,449	$12,878,449

153

Notes to Financial Statements (Continued)

October 31, 2017

Destination 2035

	Investment Contract	Total
Balance as of 10/31/2016	$—	$—
Purchases*	8,173,259	8,173,259
Sales	(259,669)	(259,669)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2017	$7,913,590	$7,913,590

Destination 2040

	Investment Contract	Total
Balance as of 10/31/2016	$—	$—
Purchases*	4,374,380	4,374,380
Sales	(52,675)	(52,675)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2017	$4,321,705	$4,321,705

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Funds’ Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.85% – 3.05%
		Redemption Feature	daily
		Non Assignment Feature	daily
		Termination Feature	daily
*	NFA can increase or redeem all or a portion of Destination 2010, Destination 2015, Destination 2020, Destination 2025, Destination 2030, Destination 2035, and Destination 2040 investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Funds cannot assign or transfer their interest in the Nationwide Contract to any party. If a Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Funds or NLIC have the ability to terminate their investments in the Nationwide Contract at their discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment such as market news or the credit rating of the issuer.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

154

Notes to Financial Statements (Continued)

October 31, 2017

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies and exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that

155

Notes to Financial Statements (Continued)

October 31, 2017

security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

156

Notes to Financial Statements (Continued)

October 31, 2017

Reclassifications for the year ended October 31, 2017 were as follows:

Fund	Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses) from Investment Transactions
Destination 2010	$—	$9,521	$(9,521)
Destination 2015	—	45,464	(45,464)
Destination 2020	—	122,084	(122,084)
Destination 2025	—	149,991	(149,991)
Destination 2030	—	151,569	(151,569)
Destination 2035	—	121,348	(121,348)
Destination 2040	—	99,331	(99,331)
Destination 2045	—	89,976	(89,976)
Destination 2050	—	79,288	(79,288)
Destination 2055	—	41,493	(41,493)
Destination 2060	—	5,109	(5,109)

(d)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(e)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Funds define Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to

157

Notes to Financial Statements (Continued)

October 31, 2017

the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. Each Fund pays NFA a unified management fee of 0.13% per annum of the Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating each Fund except for Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest charges, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business. For the year ended October 31, 2017, the Funds’ effective unified management fee rate was 0.13%.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Pursuant to the unified advisory fee terms of the Investment Advisory Agreement, NFA pays fund administration and transfer agency fees. Therefore, during the year ended October 31, 2017, the Funds did not pay any fund administration and transfer agency fees.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class C shares, and 0.50% of Class R shares of each Fund. Class R6 and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount purchased. During the year ended October 31, 2017, the Funds imposed front-end sales charges of $55,319. From these fees, NFD retained a portion amounting to $7,519.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs were 1.00% for all Funds. During the year ended October 31, 2017, the Funds imposed CDSCs of $170. NFD retained all of the CDSCs imposed by the Funds.

158

Notes to Financial Statements (Continued)

October 31, 2017

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, and Institutional Service Class shares of each Fund.

For the year ended October 31, 2017, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class
Destination 2010	0.24%	0.13%	0.25%	0.06%
Destination 2015	0.23	0.05	0.25	0.25
Destination 2020	0.22	0.10	0.25	0.25
Destination 2025	0.23	0.08	0.25	0.25
Destination 2030	0.24	0.04	0.25	0.25
Destination 2035	0.23	0.09	0.25	0.25
Destination 2040	0.23	0.04	0.25	0.25
Destination 2045	0.23	0.10	0.25	0.25
Destination 2050	0.23	0.05	0.25	0.25
Destination 2055	0.24	0.04	0.25	0.25
Destination 2060	0.23	0.01	0.18	0.25

For the year ended October 31, 2017, each Fund’s total administrative services fees were as follows:

Fund	Amount
Destination 2010	$43,838
Destination 2015	176,872
Destination 2020	461,434
Destination 2025	554,033
Destination 2030	553,832
Destination 2035	472,808
Destination 2040	359,530
Destination 2045	264,680
Destination 2050	211,621
Destination 2055	99,751
Destination 2060	12,717

159

Notes to Financial Statements (Continued)

October 31, 2017

As of October 31, 2017, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Destination 2010	0.92%
Destination 2015	28.77
Destination 2020	35.77
Destination 2025	31.93
Destination 2030	30.68
Destination 2035	30.85
Destination 2040	29.13
Destination 2045	22.95
Destination 2050	20.29
Destination 2055	26.27
Destination 2060	35.02

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

Cross trades for the year ended October 31, 2017 were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between the Fund and other series of the Trust, or between the Fund and other series of NVIT. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

For the year ended October 31, 2017, pursuant to these Procedures, each Fund’s total cross trades transactions were as follows:

Fund	Purchases at Cost	Sales Proceeds	Net Realized Gain/(Loss)
Destination 2010	$—	$13,107	$84
Destination 2015	611	22,731	353
Destination 2020	—	7,169	360
Destination 2025	3,608	19,358	613
Destination 2030	1,944	220	10
Destination 2035	49,995	6,042	356
Destination 2040	11,121	3,139	17
Destination 2045	19,331	442	3
Destination 2050	44,589	17,258	310
Destination 2055	22,880	—	—
Destination 2060	12,717	—	—

Amounts designated as “—” are zero or have been rounded to zero.

160

Notes to Financial Statements (Continued)

October 31, 2017

4. Investments in Affiliated Issuers

Each of the Funds invests in Class R6 shares of affiliated Underlying Funds, and each of the Funds can invest in the Nationwide Contract. The Funds’ transactions in the shares of affiliated Underlying Funds and in the Nationwide Contract for the year ended October 31, 2017 were as follows:

Destination 2010

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Portfolio Completion Fund, Class R6	—	$2,434,168	$715,966	$3,165,000	$28,055	$(13,189)	$—	$87,123	$—
Nationwide International Index Fund, Class R6	309,745	3,165,274	1,110,857	2,100,203	(61,001)	598,436	2,713,363	75,481	6,679
Nationwide Mid Cap Market Index Fund, Class R6	57,682	1,948,103	945,829	1,958,877	86,065	109,448	1,130,568	21,459	151,509
Nationwide S&P 500 Index Fund, Class R6	247,871	3,649,677	2,330,557	2,454,860	83,906	460,764	4,070,044	70,781	194,221
Nationwide Small Cap Index Fund, Class R6	14,079	728,531	283,591	886,278	81,837	18,433	226,114	6,640	42,388
Nationwide Bond Index Fund, Class R6	596,217	6,829,883	3,190,625	3,312,900	(76,883)	(60,410)	6,570,315	154,831	8,489
Nationwide Core Plus Bond Fund, Class R6	199,048	1,953,483	951,312	841,815	4,867	(27,609)	2,040,238	65,354	3,027
Nationwide Inflation-Protected Securities Fund, Class R6	115,718	730,932	811,689	396,654	11,636	(27,035)	1,130,568	14,773	—
Nationwide Contract	$4,070,044	2,921,839	2,699,689	1,551,484	—	—	4,070,044	104,325	—
Total		$24,361,890	$13,040,115	$16,668,071	$158,482	$1,058,838	$21,951,254	$600,767	$406,313

Destination 2015

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Portfolio Completion Fund, Class R6	—	$13,251,851	$1,139,360	$14,456,612	$55,857	$9,544	$—	$473,951	$—
Nationwide International Index Fund, Class R6	1,612,843	17,679,068	1,708,215	8,106,159	(331,096)	3,178,473	14,128,501	402,616	37,070
Nationwide Mid Cap Market Index Fund, Class R6	336,697	9,948,071	2,080,424	6,416,776	351,497	636,045	6,599,261	109,801	777,589
Nationwide S&P 500 Index Fund, Class R6	1,147,012	19,865,250	5,424,457	9,087,242	1,767,614	863,857	18,833,936	366,726	1,060,270
Nationwide Small Cap Index Fund, Class R6	116,937	4,384,151	516,821	3,632,950	27,812	582,167	1,878,001	43,350	260,134
Nationwide Bond Index Fund, Class R6	2,051,035	27,672,411	6,178,432	10,709,556	(148,927)	(389,954)	22,602,406	556,899	34,230
Nationwide Core Plus Bond Fund, Class R6	827,836	6,653,261	3,895,292	2,000,446	18,169	(80,958)	8,485,318	255,445	10,107
Nationwide Inflation-Protected Securities Fund, Class R6	386,545	2,217,074	2,373,976	766,865	(1,950)	(45,694)	3,776,541	50,114	—
Nationwide Contract	$13,167,815	8,843,643	7,398,761	3,074,589	—	—	13,167,815	325,336	—
Total		$110,514,780	$30,715,738	$58,251,195	$1,738,976	$4,753,480	$89,471,779	$2,584,238	$2,179,400

161

Notes to Financial Statements (Continued)

October 31, 2017

Destination 2020

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Portfolio Completion Fund, Class R6	—	$42,139,531	$3,968,577	$46,364,012	$(39,554)	$295,458	$—	$1,567,185	$—
Nationwide International Index Fund, Class R6	4,988,232	50,032,977	4,380,206	19,163,344	3,194,162	5,252,912	43,696,913	1,176,808	107,100
Nationwide Mid Cap Market Index Fund, Class R6	1,180,783	26,260,458	4,576,767	10,648,285	1,820,112	1,134,287	23,143,339	315,996	2,167,301
Nationwide S&P 500 Index Fund, Class R6	3,991,175	55,255,738	18,082,611	15,904,191	4,611,049	3,489,879	65,535,086	1,096,953	3,071,464
Nationwide Small Cap Index Fund, Class R6	481,205	10,327,131	1,649,014	5,915,315	353,273	1,314,056	7,728,159	125,326	678,869
Nationwide Bond Index Fund, Class R6	4,902,316	47,493,542	19,448,037	12,003,602	(104,682)	(809,775)	54,023,520	1,103,409	59,317
Nationwide Core Plus Bond Fund, Class R6	2,008,101	13,233,589	9,858,534	2,399,580	24,496	(134,008)	20,583,031	573,992	20,255
Nationwide Inflation-Protected Securities Fund, Class R6	788,421	2,672,297	5,794,605	684,479	37,988	(117,534)	7,702,877	97,577	—
Nationwide Contract	$25,667,468	15,828,041	12,585,679	2,746,252	—	—	25,667,468	619,934	—
Total		$263,243,304	$80,344,030	$115,829,060	$9,896,844	$10,425,275	$248,080,393	$6,677,180	$6,104,306

Destination 2025

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Portfolio Completion Fund, Class R6	—	$60,270,674	$8,502,891	$69,151,674	$307,940	$70,169	$—	$2,178,860	$—
Nationwide International Index Fund, Class R6	6,924,431	63,283,153	6,658,941	20,498,282	3,891,859	7,322,347	60,658,018	1,538,496	135,394
Nationwide Mid Cap Market Index Fund, Class R6	1,791,839	36,170,841	7,759,475	13,113,985	2,789,702	1,514,012	35,120,045	438,576	2,908,965
Nationwide S&P 500 Index Fund, Class R6	5,249,451	72,320,590	19,661,207	16,598,052	4,742,328	6,069,918	86,195,991	1,444,754	3,981,522
Nationwide Small Cap Index Fund, Class R6	894,797	17,927,226	3,154,826	9,711,652	853,223	2,146,820	14,370,443	209,623	1,099,037
Nationwide Bond Index Fund, Class R6	5,079,811	30,203,974	32,159,227	5,836,968	(97,013)	(449,704)	55,979,516	938,345	37,762
Nationwide Core Plus Bond Fund, Class R6	2,186,119	12,104,394	11,849,252	1,435,956	14,602	(124,575)	22,407,717	540,898	18,522
Nationwide Inflation-Protected Securities Fund, Class R6	654,025	—	6,790,234	351,809	296	(48,895)	6,389,826	79,053	—
Nationwide Contract	$23,947,182	9,058,530	16,512,526	1,623,874	—	—	23,947,182	499,644	—
Total		$301,339,382	$113,048,579	$138,322,252	$12,502,937	$16,500,092	$305,068,738	$7,868,249	$8,181,202

162

Notes to Financial Statements (Continued)

October 31, 2017

Destination 2030

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Portfolio Completion Fund, Class R6	—	$57,896,234	$9,385,398	$67,650,938	$641,199	$(271,893)	$—	$2,272,273	$—
Nationwide International Index Fund, Class R6	7,774,063	63,680,350	10,312,047	17,715,440	3,551,888	8,271,946	68,100,791	1,603,616	137,125
Nationwide Mid Cap Market Index Fund, Class R6	1,986,450	40,428,165	8,758,311	14,966,331	3,521,053	1,193,223	38,934,421	503,421	3,338,534
Nationwide S&P 500 Index Fund, Class R6	6,121,064	75,248,582	26,390,286	12,930,365	3,588,859	8,210,506	100,507,868	1,553,027	4,204,105
Nationwide Small Cap Index Fund, Class R6	1,213,585	22,866,677	4,581,093	11,833,235	1,175,874	2,699,766	19,490,175	276,190	1,438,651
Nationwide Bond Index Fund, Class R6	4,421,704	14,543,369	37,417,439	3,006,567	(89,594)	(137,469)	48,727,178	677,426	17,250
Nationwide Core Plus Bond Fund, Class R6	1,893,775	8,755,415	11,596,775	874,632	12,636	(78,998)	19,411,196	438,026	13,071
Nationwide Contract	$12,878,449	5,839,189	7,455,301	416,041	—	—	12,878,449	297,250	—
Total		$289,257,981	$115,896,650	$129,393,549	$12,401,915	$19,887,081	$308,050,078	$7,621,229	$9,148,736

Destination 2035

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Portfolio Completion Fund, Class R6	—	$46,131,839	$9,391,274	$55,830,553	$630,904	$(323,464)	$—	$1,859,416	$—
Nationwide International Index Fund, Class R6	6,986,055	55,358,163	11,248,615	16,009,855	2,894,142	7,706,780	61,197,845	1,438,958	122,308
Nationwide Mid Cap Market Index Fund, Class R6	1,766,451	34,598,934	7,874,433	11,956,767	2,520,015	1,585,828	34,622,443	442,221	2,921,802
Nationwide S&P 500 Index Fund, Class R6	5,183,661	64,583,183	20,418,331	9,972,833	2,967,647	7,119,378	85,115,706	1,331,702	3,644,778
Nationwide Small Cap Index Fund, Class R6	1,158,269	20,759,447	4,797,419	10,557,220	653,837	2,948,318	18,601,801	256,314	1,317,559
Nationwide Bond Index Fund, Class R6	3,259,029	9,244,287	28,951,414	2,114,052	(75,879)	(91,274)	35,914,496	462,325	11,375
Nationwide Core Plus Bond Fund, Class R6	773,417	—	8,242,102	352,392	1,878	35,937	7,927,525	160,460	—
Nationwide Contract	$7,913,590	—	8,173,259	259,669	—	—	7,913,590	147,869	—
Total		$230,675,853	$99,096,847	$107,053,341	$9,592,544	$18,981,503	$251,293,406	$6,099,265	$8,017,822

163

Notes to Financial Statements (Continued)

October 31, 2017

Destination 2040

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Portfolio Completion Fund, Class R6	—	$29,547,222	$5,355,212	$35,089,750	$411,790	$(224,474)	$—	$1,185,114	$—
Nationwide International Index Fund, Class R6	6,103,797	46,155,673	7,833,728	9,653,680	1,843,067	7,290,476	53,469,264	1,227,767	99,781
Nationwide Mid Cap Market Index Fund, Class R6	1,553,723	31,392,605	6,508,977	11,098,447	2,035,874	1,613,963	30,452,972	398,466	2,623,506
Nationwide S&P 500 Index Fund, Class R6	4,764,434	51,691,824	24,512,037	6,667,996	1,922,004	6,774,138	78,232,007	1,117,113	2,912,090
Nationwide Small Cap Index Fund, Class R6	945,712	18,348,407	3,270,432	9,478,793	145,286	2,902,807	15,188,139	225,666	1,164,146
Nationwide Bond Index Fund, Class R6	1,782,120	7,416,966	13,073,520	716,244	(46,051)	(89,228)	19,638,963	282,522	8,909
Nationwide Core Plus Bond Fund, Class R6	422,744	—	4,383,664	70,177	484	19,156	4,333,127	86,320	—
Nationwide Contract	$4,321,705	—	4,374,380	52,675	—	—	4,321,705	79,583	—
Total		$184,552,697	$69,311,950	$72,827,762	$6,312,454	$18,286,838	$205,636,177	$4,602,551	$6,808,432
Destination 2045

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Portfolio Completion Fund, Class R6	—	$16,149,837	$3,892,535	$20,149,037	$157,929	$(51,264)	$—	$673,591	$—
Nationwide International Index Fund, Class R6	4,852,493	36,326,691	8,161,078	9,183,908	1,061,932	6,142,046	42,507,839	982,763	81,996
Nationwide Mid Cap Market Index Fund, Class R6	1,301,555	24,222,552	6,750,242	8,396,495	1,171,850	1,762,324	25,510,473	315,065	2,049,492
Nationwide S&P 500 Index Fund, Class R6	3,830,979	40,346,436	20,209,631	4,581,142	1,349,739	5,580,014	62,904,678	888,389	2,303,620
Nationwide Small Cap Index Fund, Class R6	847,591	16,095,444	4,319,509	9,487,140	325,268	2,359,235	13,612,316	200,371	1,018,261
Nationwide Bond Index Fund, Class R6	1,080,226	1,352,048	10,992,724	435,622	(2,252)	(2,805)	11,904,093	149,598	1,634
Nationwide Core Plus Bond Fund, Class R6	330,053	—	3,444,305	75,928	489	14,179	3,383,045	65,488	—
Total		$134,493,008	$57,770,024	$52,309,272	$4,064,955	$15,803,729	$159,822,444	$3,275,265	$5,455,003

Destination 2050

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Portfolio Completion Fund, Class R6	—	$12,198,667	$3,126,146	$15,411,930	$106,731	$(19,614)	$—	$511,015	$—
Nationwide International Index Fund, Class R6	3,816,403	27,438,458	7,198,322	6,833,748	108,129	5,520,530	33,431,691	751,858	61,390

164

Notes to Financial Statements (Continued)

October 31, 2017

Destination 2050 (continued)

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Mid Cap Market Index Fund, Class R6	1,089,662	$18,294,584	$5,884,497	$5,164,428	$356,680	$1,986,039	$21,357,372	$248,415	$1,567,618
Nationwide S&P 500 Index Fund, Class R6	3,080,997	31,502,403	16,745,032	3,292,049	665,931	4,968,652	50,589,969	710,879	1,795,106
Nationwide Small Cap Index Fund, Class R6	664,926	12,164,495	3,655,632	7,204,942	(34,730)	2,098,261	10,678,716	154,262	780,331
Nationwide Bond Index Fund, Class R6	725,818	—	8,316,873	319,714	2,430	(1,079)	7,998,510	76,335	—
Nationwide Core Plus Bond Fund, Class R6	129,639	—	1,368,235	45,120	268	5,418	1,328,801	25,591	—
Total		$101,598,607	$46,294,737	$38,271,931	$1,205,439	$14,558,207	$125,385,059	$2,478,355	$4,204,445

Destination 2055

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Portfolio Completion Fund, Class R6	—	$4,363,896	$1,733,561	$6,131,060	$66,563	$(32,960)	$—	$195,194	$—
Nationwide International Index Fund, Class R6	2,015,605	12,270,132	5,113,760	2,503,982	(256,716)	3,033,510	17,656,704	369,503	28,641
Nationwide Mid Cap Market Index Fund, Class R6	554,576	7,901,045	3,769,038	1,918,269	(54,384)	1,172,255	10,869,685	112,785	677,388
Nationwide S&P 500 Index Fund, Class R6	1,608,972	13,973,639	10,820,700	1,175,083	74,915	2,725,147	26,419,318	345,670	826,395
Nationwide Small Cap Index Fund, Class R6	338,149	5,245,760	2,154,624	2,924,486	(65,813)	1,020,581	5,430,666	70,387	344,512
Nationwide Bond Index Fund, Class R6	309,268	—	3,440,740	29,469	189	(3,330)	3,408,130	28,087	—
Nationwide Core Plus Bond Fund, Class R6	66,389	—	684,802	7,007	25	2,667	680,487	12,457	—
Total		$43,754,472	$27,717,225	$14,689,356	$(235,221)	$7,917,870	$64,464,990	$1,134,083	$1,876,936

Destination 2060

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Portfolio Completion Fund, Class R6	—	$491,540	$546,368	$1,043,776	$22,913	$(17,045)	$—	$26,999	$—
Nationwide International Index Fund, Class R6	343,495	1,376,312	1,945,393	727,178	19,831	394,657	3,009,015	53,335	3,506
Nationwide Mid Cap Market Index Fund, Class R6	94,472	884,772	1,368,623	563,594	27,751	134,098	1,851,650	15,314	82,795
Nationwide S&P 500 Index Fund, Class R6	274,884	1,572,929	3,256,092	739,662	28,252	395,976	4,513,587	48,235	101,068
Nationwide Small Cap Index Fund, Class R6	57,710	589,848	766,633	560,160	60,960	69,543	926,824	9,192	40,664

165

Notes to Financial Statements (Continued)

October 31, 2017

Destination 2060 (continued)

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Bond Index Fund, Class R6	52,600	$—	$606,149	$25,836	$151	$(808)	$579,656	$4,458	$—
Nationwide Core Plus Bond Fund, Class R6	11,306	—	126,456	10,979	51	360	115,888	1,946	—
Total		$4,915,401	$8,615,714	$3,671,185	$159,909	$976,781	$10,996,620	$159,479	$228,033

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Line of Credit and Interfund Lending

The Trust and Nationwide Variable Insurance Trust (“NVIT”) (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended October 31, 2017, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its

166

Notes to Financial Statements (Continued)

October 31, 2017

investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2017, none of the Funds engaged in interfund lending.

6.  Investment Transactions

For the year ended October 31, 2017, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases*	Sales
Destination 2010	$13,748,310	$16,693,111
Destination 2015	35,671,504	58,622,516
Destination 2020	89,302,033	116,082,932
Destination 2025	127,254,248	138,667,210
Destination 2030	131,798,274	129,664,086
Destination 2035	113,344,450	107,320,986
Destination 2040	81,106,762	73,093,828
Destination 2045	67,652,828	52,402,771
Destination 2050	54,069,440	38,377,319
Destination 2055	30,973,706	14,698,613
Destination 2060	9,171,235	3,675,478

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

The Underlying Funds in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each current prospectus for a discussion of the risks associated with investing in the Funds. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Underlying Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its

167

Notes to Financial Statements (Continued)

October 31, 2017

Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and are intended to allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Funds’ financial statements for the year ended October 31, 2017.

10.  Other

As of October 31, 2017, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Destination 2010	87.59%	1
Destination 2015	85.65	3	(a)
Destination 2020	84.85	3	(a)
Destination 2025	85.90	3	(a)
Destination 2030	86.01	3	(a)
Destination 2035	88.26	3	(a)
Destination 2040	78.78	2	(a)
Destination 2045	82.06	2	(a)
Destination 2050	82.63	2	(a)
Destination 2055	86.34	2	(a)
Destination 2060	87.72	3	(a)
(a)	All or a portion of the accounts are the accounts of affiliated funds.

168

Notes to Financial Statements (Continued)

October 31, 2017

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$449,405	$646,647	$1,096,052	$—	$1,096,052
Destination 2015	2,158,060	5,258,126	7,416,186	—	7,416,186
Destination 2020	5,515,004	12,446,819	17,961,823	—	17,961,823
Destination 2025	6,399,525	16,231,104	22,630,629	—	22,630,629
Destination 2030	6,183,884	17,535,004	23,718,888	—	23,718,888
Destination 2035	4,923,350	13,687,627	18,610,977	—	18,610,977
Destination 2040	3,734,655	13,109,328	16,843,983	—	16,843,983
Destination 2045	2,615,427	8,985,228	11,600,655	—	11,600,655
Destination 2050	1,966,215	6,775,854	8,742,069	—	8,742,069
Destination 2055	889,735	2,352,828	3,242,563	—	3,242,563
Destination 2060	131,465	147,455	278,920	—	278,920
*	Ordinary income amounts include net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Destination 2010	$432,743	$1,278,008	$1,710,751	$—	$1,710,751
Destination 2015	2,000,642	8,014,272	10,014,914	—	10,014,914
Destination 2020	4,100,118	10,830,184	14,930,302	—	14,930,302
Destination 2025	3,962,560	10,562,845	14,525,405	—	14,525,405
Destination 2030	3,703,784	11,310,489	15,014,273	—	15,014,273
Destination 2035	2,671,500	9,340,236	12,011,736	—	12,011,736
Destination 2040	2,341,035	7,522,276	9,863,311	—	9,863,311
Destination 2045	1,690,496	4,241,431	5,931,927	—	5,931,927
Destination 2050	1,237,379	3,719,593	4,956,972	—	4,956,972
Destination 2055	526,707	1,369,388	1,896,095	—	1,896,095
Destination 2060	46,725	33,470	80,195	—	80,195
*	Ordinary income amounts include net short-term capital gains, if any.

Amounts designated as “—” are zero or have been rounded to zero.

169

Notes to Financial Statements (Continued)

October 31, 2017

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Destination 2010	$29,332	$484,353	$513,685	$—	$—	$608,753	$1,122,438
Destination 2015	125,966	3,186,547	3,312,513	—	—	4,564,476	7,876,989
Destination 2020	230,784	14,793,328	15,024,112	—	—	15,893,330	30,917,442
Destination 2025	218,726	19,561,908	19,780,634	—	—	25,705,590	45,486,224
Destination 2030	176,737	20,491,895	20,668,632	—	—	30,456,295	51,124,927
Destination 2035	131,837	16,862,689	16,994,526	—	—	25,389,291	42,383,817
Destination 2040	53,283	12,648,887	12,702,170	—	—	21,964,935	34,667,105
Destination 2045	10,914	9,226,844	9,237,758	—	—	17,192,958	26,430,716
Destination 2050	1,951	5,216,246	5,218,197	—	—	12,966,386	18,184,583
Destination 2055	—	1,835,256	1,835,256	—	—	6,088,470	7,923,726
Destination 2060	5,608	369,786	375,394	—	—	855,735	1,231,129

Amounts designated as “—” are zero or have rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2017, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Destination 2010	$22,026,827	$672,989	$(64,236)	$608,753
Destination 2015	89,610,722	4,910,349	(345,873)	4,564,476
Destination 2020	241,195,159	16,654,971	(761,641)	15,893,330
Destination 2025	293,783,193	26,291,030	(585,440)	25,705,590
Destination 2030	293,836,357	30,809,181	(352,886)	30,456,295
Destination 2035	240,454,788	25,623,191	(233,900)	25,389,291
Destination 2040	195,668,290	22,152,080	(187,145)	21,964,935
Destination 2045	152,823,135	17,268,296	(75,338)	17,192,958
Destination 2050	120,401,978	13,024,597	(58,211)	12,966,386
Destination 2055	61,777,076	6,118,105	(29,635)	6,088,470
Destination 2060	10,717,286	857,929	(2,194)	855,735

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

170

Report of Independent Registered Public Accounting Firm

October 31, 2017

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of the Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund, Nationwide Destination 2055 Fund and Nationwide Destination 2060 Fund

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights of Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund, Nationwide Destination 2055 Fund and Nationwide Destination 2060 Fund and the statement of cash flows for Nationwide Destination 2010 Fund and Nationwide Destination 2015 Fund present fairly, in all material respects, the financial position of Nationwide Destination 2010 Fund, Nationwide Destination 2015 Fund, Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund, Nationwide Destination 2055 Fund and Nationwide Destination 2060 Fund (eleven series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) as of October 31, 2017, the results of operations and cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended for Nationwide Destination 2010 Fund and Nationwide Destination 2015 Fund, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for Nationwide Destination 2020 Fund, Nationwide Destination 2025 Fund, Nationwide Destination 2030 Fund, Nationwide Destination 2035 Fund, Nationwide Destination 2040 Fund, Nationwide Destination 2045 Fund, Nationwide Destination 2050 Fund, Nationwide Destination 2055 Fund and Nationwide Destination 2060 Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, underlying funds’ transfer agent and fixed contract issuer and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2017

171

Supplemental Information

October 31, 2017 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2017 Form 1099-DIV.

For the taxable year ended October 31, 2017, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Destination 2010	20.96%
Destination 2015	22.89%
Destination 2020	26.12%
Destination 2025	29.67%
Destination 2030	33.50%
Destination 2035	36.35%
Destination 2040	41.09%
Destination 2045	47.21%
Destination 2050	50.04%
Destination 2055	52.83%
Destination 2060	47.73%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Destination 2010	$646,647
Destination 2015	5,258,126
Destination 2020	12,446,819
Destination 2025	16,231,104
Destination 2030	17,535,004
Destination 2035	13,687,627
Destination 2040	13,109,328
Destination 2045	8,985,228
Destination 2050	6,775,854
Destination 2055	2,352,828
Destination 2060	147,455

172

Supplemental Information (Continued)

October 31, 2017 (Unaudited)

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2017, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Destination 2010	$75,481	$0.0284
Destination 2015	402,616	0.0378
Destination 2020	1,176,808	0.0456
Destination 2025	1,538,496	0.0499
Destination 2030	1,603,615	0.0498
Destination 2035	1,438,958	0.0584
Destination 2040	1,227,767	0.0593
Destination 2045	982,763	0.0630
Destination 2050	751,858	0.0522
Destination 2055	369,503	0.0763
Destination 2060	53,335	0.0522

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2017, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Destination 2010	$5,848	$0.0022
Destination 2015	31,194	0.0029
Destination 2020	91,176	0.0035
Destination 2025	119,199	0.0039
Destination 2030	124,244	0.0039
Destination 2035	111,487	0.0045
Destination 2040	95,125	0.0046
Destination 2045	76,142	0.0049
Destination 2050	58,252	0.0040
Destination 2055	28,628	0.0059
Destination 2060	4,132	0.0040

173

Management Information

October 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 53 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	113

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	113

174

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	113

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	113

175

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

176

Management Information (Continued)

October 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	113
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

177

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

178

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that measures the performance of U.S. dollar-denominated tax-exempt bonds with maturities of seven years, including state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays Global Aggregate Bond Index (hedged to USD): An unmanaged index that measures global investment-grade debt, including Treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers, with a remaining maturity of at least one year. Performance is calculated and hedged in U.S. dollars.

Bloomberg Barclays U.S. Municipal Bond Index: An unmanaged index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds, serves as a broad market performance index for the tax exempt bond market.

Bloomberg Barclays U.S. Government/Credit 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency) with maturities of one year or more); generally representative of the bond market as a whole.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury with a remaining maturity of at least one year; a subset of the Global Inflation-Linked Index (Series-L).

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill). ©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

ICE BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

179

Market Index Definitions (cont.)

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

ICE BofAML US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated corporate bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

180

Market Index Definitions (cont.)

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe; includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

181

Market Index Definitions (cont.)

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

182

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities their principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up process: A method of investing that involves the selection of equity securities based on their individual attributes regardless of broader national or economic factors.

Common stock: Securities representing shares of ownership in a corporation.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Frontier market countries typically are emerging market countries that are considered to be among the smallest, least mature and least liquid.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

183

Glossary (cont.)

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and the securities’ principal at maturity.

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for cash the values of contracts based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give holders the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

184

Glossary (cont.)

Repurchase agreement: An agreement under which a fund enters into a contract with a broker-dealer or a bank for the purchase of securities, and in return the broker-dealer or bank agrees to repurchase the same securities at a specified date and price.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., the securities are priced at less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

185

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2017

AR-TD  (12/17)

Annual Report

October 31, 2017

Nationwide Mutual Funds

Investor Destinations Funds

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

October 31, 2017

Dear Investor,

During the annual period ended October 31, 2017, investor attention was focused largely on corporate and economic fundamentals, which continue to improve and helped the S&P 500® Index deliver positive returns in every month during the period and 23.63% overall. Earnings have strengthened and economic growth has picked up, both domestically and overseas.

While the U.S. economic expansion is now in its ninth year and therefore in a late-stage maturation period of the business cycle, many developed and emerging market economies are in earlier stages of the cycle and have more potential for growth. In fact, developed market stocks rose strongly last quarter and are on track for their best year since 2009.

Tax reform continues to make headlines and capture investor attention. Although there still might be a ways to go and some pundits are generally less optimistic than investors on the prospects for tax cuts, a reduction in the effective tax rate could boost corporate earnings and potentially lift stock prices further.

After the reporting period, we were excited to announce new subadvisers for eight Nationwide Funds that were previously managed by HighMark Capital Management, Inc., which is exiting the subadvisory business. These new subadvisers bring compelling investment processes and expertise that we hope will help fulfill investor expectations.

Finding the best subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe these new subadvisers will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed, and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both domestic and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

Economic Review

During the annual reporting period ended October 31, 2017, equity markets rallied; returns were driven by an improving economic and earnings environment teamed with optimism for pro-growth policies put forth by the new U.S. presidential administration. Fixed-income returns, however, were mixed on higher long-term rates and narrowing credit spreads. Domestic equities were quite strong, with the S&P 500® Index (S&P 500) returning 23.63% for the reporting period and establishing monthly closing highs in 11 of the 12 months. International markets also rallied on a strong economic rebound, improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 23.44% for the period, while the MSCI Emerging Markets® Index surpassed that with 26.45%.

In the United States, equity markets showed consistent and stable growth throughout the period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved overall throughout the period, with 1.8% in the fourth calendar quarter of 2016, 1.2% in the first quarter of 2017, 3.1% in the second quarter and 3.0% in the third quarter. The latter half of the reporting period marked the first consecutive quarters since 2014 with 3% growth. Expectations are for moderating GDP growth, with consensus estimates for 2.7%, 2.1% and 2.2% in the next three quarters. Corporate profits served as a key driver to equity returns, with S&P 500 earnings growth of 5%, 14%, 11% and 6%, respectively, for the quarters of the period. Expectations are for continued growth, with estimates of 10% for each of the next three quarters.

The Federal Reserve (the Fed) slightly accelerated its pace for federal funds rate increases, moving to raise rates by 0.25% in December 2016 as well as March and June of 2017. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target an additional hike in December of 2017 and three additional hikes in 2018. Long-term interest rates were volatile during the period, spiking initially in anticipation of inflation driven by the pro-growth initiatives of the Trump

administration. Rates moderated between inauguration day (January 20, 2017) and August, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 months.

Entering the reporting period, the S&P 500 had experienced a near four-month stretch of weakness during the summer and early fall of 2016, as investors were unwilling to commit ahead of the U.S. presidential election. Immediately following the election, investors aggressively bought equities, in light of broad optimism that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns for the S&P 500 were positive in each of the 12 months of the period; the highest return was 4.0% in February 2017, and the lowest was 0.1% in March. The best-performing sectors were technology, financials and industrials, while the weakest were telecommunications, energy and consumer staples. Small-capitalization stocks substantially outperformed large, while growth outperformed value.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from an extended time of underperformance in recent years. Between 2010 and mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since then, the MSCI EAFE has outperformed in five of the past six quarters. With news about Brexit and worries stabilizing in regard to the populist wave in Europe, investors turned their focus to the

Economic Review (cont.)

acceleration in economic data and corporate profits. Foreign central banks continued to be aggressively stimulative, in contrast to the Fed’s tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short and long ends of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield rose from 1.82% to 2.37%, though it was lower than the high of 2.62% seen in mid-March 2017. Short- and long-term rates rose roughly in line, with the spread between 10-year and 2-year Treasury bonds narrowing by 0.2%.

Index	Annual Total Return (as of October 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.67%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-1.76%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	5.78%
Bloomberg Barclays Municipal Bond	2.19%
Bloomberg Barclays U.S. Aggregate Bond	0.90%
Bloomberg Barclays U.S. Corporate High Yield	8.92%
MSCI EAFE®	23.44%
MSCI Emerging Markets®	26.45%
MSCI World ex USA	22.74%
Russell 1000® Growth	29.71%
Russell 1000® Value	17.78%
Russell 2000®	27.85%
S&P 500®	23.63%

Source: Morningstar

Fund Commentary	Nationwide Investor Destinations Aggressive Fund

For the annual period ended October 31, 2017, the Nationwide Investor Destinations Aggressive Fund (Service Class) returned 21.86% versus 21.38% for its blended benchmark, 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Aggressive Growth Funds (consisting of 152 funds as of October 31, 2017) was 21.44% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from the Fund’s investments in underlying equity funds.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 23.63% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 27.85%. The performance of the Russell 2000® Index surpassed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 23.48%). The MSCI EAFE Index (representing non-U.S. developed market countries) was equally strong with a gain of 23.44%, but the MSCI Emerging Markets® Index was up even more during the reporting period and returned 26.45%.

U.S. and non-U.S. bonds also showed positive results during the reporting period, despite initial sharply higher U.S. interest rates in the aftermath of the U.S. presidential election. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 0.90% as spreads tightened somewhat during the reporting period, thereby helping corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch US High Yield Master II Index returned 9.14% for the period. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 2.47% for the reporting period.

All 13 of the Fund’s underlying investments held during the reporting period posted positive returns. The underlying Nationwide International Index Fund and the underlying Nationwide S&P 500 Index Fund returned 23.51% and 23.36%, respectively, and—given their relatively large allocations within the Fund—were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Core Plus Bond Fund and the underlying Nationwide Bond Index Fund, which returned 2.51% and 2.14%, respectively, during their respective holding periods. Both underlying funds were added during the first quarter of 2017 and posted modest returns in a challenging environment for fixed-income investing.

During the reporting period, the Fund added the underlying Nationwide International Small Cap Fund to get exposure to an improving environment for international equities, as well as the underlying Nationwide Loomis All Cap Growth Fund, which gives investors access to a fundamentally managed U.S. growth portfolio. In the third quarter of 2017, the underlying Nationwide Portfolio Completion Fund was removed from the Fund and the underlying iShares MSCI Core Emerging Markets ETF was added.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA*;

and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

Fund Commentary (cont.)	Nationwide Investor Destinations Aggressive Fund

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Investor Destinations Aggressive Fund

Asset Allocation†

Equity Funds	88.2%
Alternative Assets	7.9%
Fixed Income Funds	3.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Class R6	32.5%
Nationwide International Index Fund, Class R6	23.0%
Nationwide Mid Cap Market Index Fund, Class R6	14.0%
Nationwide Small Cap Index Fund, Class R6	7.0%
Nationwide International Small Cap Fund, Class R6	6.0%
Nationwide Loomis All Cap Growth Fund, Class R6	4.0%
Nationwide Bailard Emerging Markets Equity Fund, Class R6	4.0%
Nationwide Bond Index Fund, Class R6	3.0%
Nationwide Amundi Global High Yield Fund, Class R6	2.0%
Nationwide Emerging Markets Debt Fund, Class R6	2.0%
Other Holdings	2.5%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

Fund Performance	Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	21.96%	11.29%	4.86%
	w/ SC2	14.99%	9.97%	4.24%
Class C	w/o SC1	21.06%	10.48%	4.11%
	w/SC3	20.06%	N/A	N/A
Class R4,5		21.62%	10.94%	4.52%
Class R6[4,6]		22.33%	11.65%	5.19%
Institutional Service Class[4]		22.25%	N/A	7.70%	[7]
Service Class[4]		21.86%	11.20%	4.78%
Russell 3000® Index		23.98%	15.12%	7.61%
Blended Index		21.38%	11.86%	5.53%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.88%
Class C	1.62%
Class R	1.18%
Class R6[1]	0.53%
Institutional Service Class	0.64%
Service Class	0.92%

^	Current effective prospectus dated May 24, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Fund Performance (cont.)	Nationwide Investor Destinations Aggressive Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Aggressive Fund versus the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 60% Russell 3000® Index, 30% MSCI EAFE® Index and 10% Bloomberg Barclays U.S. Aggregate Bond Index.

Shareholder Expense Example	Nationwide Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Aggressive Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17(a)	Expense Ratio During Period (%) 5/1/17 - 10/31/17(a)
Class A Shares	Actual	(b)	1,000.00	1,088.10	2.89	0.55
	Hypothetical	(b)(c)	1,000.00	1,022.43	2.80	0.55
Class C Shares	Actual	(b)	1,000.00	1,083.30	6.72	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.75	6.51	1.28
Class R Shares	Actual	(b)	1,000.00	1,086.30	4.42	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.97	4.28	0.84
Class R6 Shares(d)	Actual	(b)	1,000.00	1,089.80	1.00	0.19
	Hypothetical	(b)(c)	1,000.00	1,024.25	0.97	0.19
Institutional Service Class Shares	Actual	(b)	1,000.00	1,089.30	1.58	0.30
	Hypothetical	(b)(c)	1,000.00	1,023.69	1.53	0.30
Service Class Shares	Actual	(b)	1,000.00	1,087.60	3.05	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Statement of Investments

October 31, 2017

Nationwide Investor Destinations Aggressive Fund

Investment Companies 98.5%

	Shares	Value

Alternative Assets 7.9%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	2,017,477	$21,587,000
Nationwide Bailard Emerging Markets Equity Fund, Class R6 (a)	3,838,966	42,958,032
Nationwide Emerging Markets Debt Fund, Class R6 (a)	2,032,046	21,336,487

Total Alternative Assets (cost $78,292,895)		85,881,519

Equity Funds 86.7%
Nationwide International Index Fund, Class R6 (a)	28,557,541	250,164,061
Nationwide International Small Cap Fund, Class R6* (a)	5,195,985	65,521,376
Nationwide Loomis All Cap Growth Fund, Class R6* (a)	3,981,701	43,798,707
Nationwide Mid Cap Market Index Fund, Class R6 (a)	7,776,125	152,412,052
Nationwide S&P 500 Index Fund, Class R6 (a)	21,519,290	353,346,738
Nationwide Small Cap Index Fund, Class R6 (a)	4,725,838	75,896,963

Total Equity Funds (cost $767,990,288)		941,139,897

Fixed Income Funds 3.9%
Nationwide Bond Index Fund, Class R6 (a)	2,927,944	32,265,942
Nationwide Core Plus Bond Fund, Class R6 (a)	1,033,331	10,591,643

Total Fixed Income Funds (cost $42,739,787)		42,857,585

Total Investment Companies (cost $889,022,970)		1,069,879,001

Exchange Traded Fund 1.5%
Equity Fund 1.5%
iShares Core MSCI Emerging Markets Fund	293,016	16,344,432

Total Exchange Traded Fund (cost $15,428,200)		16,344,432

Total Investments (cost $904,451,170) — 100.0%		1,086,223,433

Liabilities in excess of other assets — 0.0%†		(518,322)

NET ASSETS — 100.0%		$1,085,705,111

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2017

Nationwide Investor Destinations Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $889,022,970)	$1,069,879,001
Investment securities of unaffiliated issuers, at value (cost $15,428,200)	16,344,432
Receivable for investments sold	1,135,007
Receivable for capital shares issued	115,019
Prepaid expenses	34,619

Total Assets	1,087,508,078

Liabilities:
Payable for capital shares redeemed	1,258,548
Accrued expenses and other payables:
Investment advisory fees	119,429
Fund administration fees	27,792
Distribution fees	233,708
Administrative servicing fees	104,778
Accounting and transfer agent fees	7,683
Trustee fees	2,604
Custodian fees	9,535
Compliance program costs (Note 3)	666
Professional fees	24,790
Printing fees	9,267
Other	4,167

Total Liabilities	1,802,967

Net Assets	$1,085,705,111

Represented by:
Capital	$811,107,549
Accumulated net realized gains from investment securities of affiliated and unaffiliated issuers	92,825,299
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	180,856,031
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	916,232

Net Assets	$1,085,705,111

Net Assets:
Class A Shares	$70,514,120
Class C Shares	41,795,408
Class R Shares	76,547,929
Class R6 Shares	179,339,687
Institutional Service Class Shares	7,306,462
Service Class Shares	710,201,505

Total	$1,085,705,111

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,240,665
Class C Shares	3,821,053
Class R Shares	6,916,001
Class R6 Shares	15,675,089
Institutional Service Class Shares	646,052
Service Class Shares	62,728,799

Total	96,027,659

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Investor Destinations Aggressive Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.30
Class C Shares (b)	$10.94
Class R Shares	$11.07
Class R6 Shares	$11.44
Institutional Service Class Shares	$11.31
Service Class Shares	$11.32
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.99

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Investor Destinations Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$23,378,294

Total Income	23,378,294

EXPENSES:
Investment advisory fees	1,405,991
Fund administration fees	279,603
Distribution fees Class A	148,435
Distribution fees Class C	533,731
Distribution fees Class R	389,574
Distribution fees Service Class	1,757,468
Administrative servicing fees Class A	65,273
Administrative servicing fees Class C	48,037
Administrative servicing fees Class R	116,873
Administrative servicing fees Institutional Service Class	5,083
Administrative servicing fees Service Class	990,974
Registration and filing fees	76,933
Professional fees	70,949
Printing fees	23,039
Trustee fees	30,930
Custodian fees	44,642
Accounting and transfer agent fees	43,116
Compliance program costs (Note 3)	4,654
Other	21,468

Total expenses before earnings credit	6,056,773

Earnings credit (Note 5)	(3,099)

Net Expenses	6,053,674

NET INVESTMENT INCOME	17,324,620

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	37,256,707
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	102,856,687
Transactions in investment securities	6,617

Net realized gains	140,120,011

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	56,860,716
Investment securities of unaffiliated issuers	916,232

Net change in unrealized appreciation/depreciation	57,776,948

Net realized/unrealized gains	197,896,959

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$215,221,579

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$17,324,620	$15,415,379
Net realized gains	140,120,011	91,493,507
Net change in unrealized appreciation/depreciation	57,776,948	(83,826,827)

Change in net assets resulting from operations	215,221,579	23,082,059

Distributions to Shareholders From:
Net investment income:
Class A	(1,030,920)	(833,360)
Class C	(703,614)	(637,267)
Class R	(1,205,269)	(1,060,476)
Class R6 (a)	(3,688,215)	(3,400,539)
Institutional Service Class	(89,609)	(50,445)
Service Class	(12,263,310)	(10,827,765)
Net realized gains:
Class A	(4,033,114)	(3,419,587)
Class C	(5,106,740)	(4,257,293)
Class R	(6,227,418)	(5,294,776)
Class R6 (a)	(12,799,095)	(9,942,325)
Institutional Service Class	(281,648)	(197,778)
Service Class	(54,799,721)	(45,116,356)

Change in net assets from shareholder distributions	(102,228,673)	(85,037,967)

Change in net assets from capital transactions	(108,611,936)	(16,832,006)

Change in net assets	4,380,970	(78,787,914)

Net Assets:
Beginning of year	1,081,324,141	1,160,112,055

End of year	$1,085,705,111	$1,081,324,141

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$23,144,092	$9,073,732
Dividends reinvested	4,184,880	3,432,197
Cost of shares redeemed	(12,954,578)	(16,826,484)

Total Class A Shares	14,374,394	(4,320,555)

Class C Shares
Proceeds from shares issued	6,958,526	7,487,102
Dividends reinvested	2,919,871	2,375,711
Cost of shares redeemed	(36,705,584)	(12,892,148)

Total Class C Shares	(26,827,187)	(3,029,335)

Class R Shares
Proceeds from shares issued	6,839,679	6,555,934
Dividends reinvested	7,133,411	6,131,156
Cost of shares redeemed	(21,734,525)	(20,063,311)

Total Class R Shares	(7,761,435)	(7,376,221)

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Class R6 Shares (a)
Proceeds from shares issued	$37,622,429	$55,963,266
Dividends reinvested	16,482,352	13,338,551
Cost of shares redeemed	(98,515,765)	(32,293,472)

Total Class R6 Shares	(44,410,984)	37,008,345

Institutional Service Class Shares
Proceeds from shares issued	8,042,334	926,052
Dividends reinvested	113,113	25,229
Cost of shares redeemed	(3,901,525)	(1,647,965)

Total Institutional Service Class Shares	4,253,922	(696,684)

Service Class Shares
Proceeds from shares issued	41,497,721	38,973,737
Dividends reinvested	67,063,031	55,944,121
Cost of shares redeemed	(156,801,398)	(133,335,414)

Total Service Class Shares	(48,240,646)	(38,417,556)

Change in net assets from capital transactions	$(108,611,936)	$(16,832,006)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,190,602	910,593
Reinvested	423,770	352,743
Redeemed	(1,227,670)	(1,705,394)

Total Class A Shares	1,386,702	(442,058)

Class C Shares
Issued	707,786	785,162
Reinvested	306,413	251,194
Redeemed	(3,623,154)	(1,316,928)

Total Class C Shares	(2,608,955)	(280,572)

Class R Shares
Issued	667,640	667,111
Reinvested	738,936	641,683
Redeemed	(2,111,830)	(2,051,536)

Total Class R Shares	(705,254)	(742,742)

Class R6 Shares (a)
Issued	3,537,769	5,554,749
Reinvested	1,647,116	1,354,011
Redeemed	(9,113,449)	(3,147,236)

Total Class R6 Shares	(3,928,564)	3,761,524

Institutional Service Class Shares
Issued	764,751	91,198
Reinvested	11,436	2,588
Redeemed	(377,165)	(167,681)

Total Institutional Service Class Shares	399,022	(73,895)

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016

SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	3,950,099	3,899,505
Reinvested	6,783,014	5,738,585
Redeemed	(14,951,964)	(13,408,254)

Total Service Class Shares	(4,218,851)	(3,770,164)

Total change in shares	(9,675,900)	(1,547,907)

Amount designated as “–” is zero or has been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	$10.23	0.17	1.92	2.09	(0.19)	(0.83)	(1.02)	$11.30	21.96%		$70,514,120	0.54%	1.59%	0.54%	29.48%
Year Ended October 31, 2016	$10.82	0.15	0.07	0.22	(0.16)	(0.65)	(0.81)	$10.23	2.44%		$49,650,574	0.55%	1.47%	0.55%	16.38%
Year Ended October 31, 2015	$11.51	0.18	(0.15)	0.03	(0.21)	(0.51)	(0.72)	$10.82	0.29%		$57,311,373	0.54%	1.62%	0.54%	12.90%
Year Ended October 31, 2014	$11.00	0.17	0.68	0.85	(0.19)	(0.15)	(0.34)	$11.51	7.92%		$61,402,299	0.54%	1.47%	0.54%	8.41%
Year Ended October 31, 2013	$8.97	0.17	2.13	2.30	(0.17)	(0.10)	(0.27)	$11.00	26.24%		$59,507,180	0.49%	1.69%	0.49%	22.52%

Class C Shares
Year Ended October 31, 2017	$9.94	0.10	1.85	1.95	(0.12)	(0.83)	(0.95)	$10.94	21.06%		$41,795,408	1.28%	0.99%	1.28%	29.48%
Year Ended October 31, 2016	$10.54	0.07	0.08	0.15	(0.10)	(0.65)	(0.75)	$9.94	1.74%		$63,892,420	1.27%	0.72%	1.27%	16.38%
Year Ended October 31, 2015	$11.24	0.10	(0.15)	(0.05)	(0.14)	(0.51)	(0.65)	$10.54	(0.49%	)	$70,749,797	1.28%	0.88%	1.28%	12.90%
Year Ended October 31, 2014	$10.75	0.08	0.68	0.76	(0.12)	(0.15)	(0.27)	$11.24	7.21%		$76,857,144	1.24%	0.77%	1.24%	8.41%
Year Ended October 31, 2013	$8.78	0.09	2.09	2.18	(0.11)	(0.10)	(0.21)	$10.75	25.26%		$71,452,684	1.19%	0.92%	1.19%	22.52%

Class R Shares (g)
Year Ended October 31, 2017	$10.04	0.14	1.88	2.02	(0.16)	(0.83)	(0.99)	$11.07	21.62%		$76,547,929	0.83%	1.35%	0.83%	29.48%
Year Ended October 31, 2016	$10.64	0.11	0.07	0.18	(0.13)	(0.65)	(0.78)	$10.04	2.09%		$76,511,414	0.84%	1.16%	0.84%	16.38%
Year Ended October 31, 2015	$11.32	0.15	(0.14)	0.01	(0.18)	(0.51)	(0.69)	$10.64	0.10%		$88,954,971	0.83%	1.37%	0.83%	12.90%
Year Ended October 31, 2014	$10.83	0.13	0.67	0.80	(0.16)	(0.15)	(0.31)	$11.32	7.54%		$106,558,652	0.84%	1.22%	0.84%	8.41%
Year Ended October 31, 2013	$8.84	0.12	2.11	2.23	(0.14)	(0.10)	(0.24)	$10.83	25.73%		$108,654,200	0.85%	1.27%	0.85%	22.52%

Class R6 Shares (h)
Year Ended October 31, 2017	$10.35	0.20	1.95	2.15	(0.23)	(0.83)	(1.06)	$11.44	22.33%		$179,339,687	0.18%	1.91%	0.18%	29.48%
Year Ended October 31, 2016	$10.94	0.18	0.08	0.26	(0.20)	(0.65)	(0.85)	$10.35	2.79%		$202,807,208	0.18%	1.79%	0.18%	16.38%
Year Ended October 31, 2015	$11.62	0.22	(0.14)	0.08	(0.25)	(0.51)	(0.76)	$10.94	0.75%		$173,233,930	0.18%	1.94%	0.18%	12.90%
Year Ended October 31, 2014	$11.11	0.21	0.68	0.89	(0.23)	(0.15)	(0.38)	$11.62	8.21%		$146,720,517	0.19%	1.81%	0.19%	8.41%
Year Ended October 31, 2013	$9.06	0.19	2.16	2.35	(0.20)	(0.10)	(0.30)	$11.11	26.57%		$118,716,482	0.19%	1.88%	0.19%	22.52%

Institutional Service Class Shares
Year Ended October 31, 2017	$10.24	0.19	1.93	2.12	(0.22)	(0.83)	(1.05)	$11.31	22.25%		$7,306,462	0.30%	1.76%	0.30%	29.48%
Year Ended October 31, 2016	$10.83	0.18	0.07	0.25	(0.19)	(0.65)	(0.84)	$10.24	2.70%		$2,529,258	0.29%	1.81%	0.29%	16.38%
Year Ended October 31, 2015	$11.52	0.20	(0.14)	0.06	(0.24)	(0.51)	(0.75)	$10.83	0.56%		$3,475,708	0.29%	1.81%	0.29%	12.90%
Period Ended October 31, 2014 (i)	$11.18	0.02	0.42	0.44	(0.10)	—	(0.10)	$11.52	3.93%		$3,569,632	0.21%	0.24%	0.21%	8.41%

Service Class Shares
Year Ended October 31, 2017	$10.25	0.17	1.92	2.09	(0.19)	(0.83)	(1.02)	$11.32	21.86%		$710,201,505	0.58%	1.59%	0.58%	29.48%
Year Ended October 31, 2016	$10.84	0.14	0.08	0.22	(0.16)	(0.65)	(0.81)	$10.25	2.40%		$685,933,267	0.58%	1.41%	0.58%	16.38%
Year Ended October 31, 2015	$11.52	0.18	(0.14)	0.04	(0.21)	(0.51)	(0.72)	$10.84	0.34%		$766,386,276	0.58%	1.59%	0.58%	12.90%
Year Ended October 31, 2014	$11.02	0.16	0.68	0.84	(0.19)	(0.15)	(0.34)	$11.52	7.75%		$851,438,888	0.59%	1.46%	0.59%	8.41%
Year Ended October 31, 2013	$8.99	0.15	2.14	2.29	(0.16)	(0.10)	(0.26)	$11.02	26.04%		$862,903,998	0.60%	1.53%	0.60%	22.52%

Amount designated as “–” is zero or has been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Investor Destinations Moderately Aggressive Fund

For the annual period ended October 31, 2017, the Nationwide Investor Destinations Moderately Aggressive Fund (Service Class) returned 19.06% versus 18.94% for its blended benchmark, 55% Russell 3000® Index, 25% MSCI EAFE® Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index and 5% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 503 funds as of October 31, 2017) was 15.66% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from the Fund’s investments in underlying equity funds.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 23.63% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000® Index returning 27.85%. The performance of the Russell 2000® Index surpassed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 23.48%). The MSCI EAFE Index (representing non-U.S. developed market countries) was equally strong with a gain of 23.44%, but the MSCI Emerging Markets® Index was up even more during the reporting period and returned 26.45%.

U.S. and non-U.S. bonds also showed positive results during the reporting period, despite initial sharply higher U.S. interest rates in the aftermath of the U.S. presidential election. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 0.90% as spreads tightened somewhat during the reporting period, thereby helping corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch US High Yield Master II Index returned 9.14% for the period. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 2.47% during the reporting period.

All 15 of the Fund’s underlying investments held during the reporting period posted positive returns. The underlying Nationwide International Index Fund and the underlying Nationwide S&P 500 Index Fund returned 23.51% and 23.36%, respectively, and—given their relatively large allocations within the Fund—were the largest contributors to the Fund’s returns for the period. The smallest contributors to Fund returns were the underlying Nationwide Inflation-Protected Securities Fund and the underlying iShares Core MSCI Emerging Markets ETF, which returned 0.45% and 5.55%, respectively, during their respective holding periods. The underlying Nationwide Inflation-Protected Securities Fund struggled as inflation expectations as well as realized inflation remained low in the United States. The underlying Emerging Markets ETF performed well, but wasn’t added to the Fund until mid-August, explaining its relatively small contribution to Fund returns.

During the reporting period, the Fund added the underlying Nationwide International Small Cap Fund to get exposure to an improving environment for international equities, as well as the underlying Nationwide Inflation-Protected Securities Fund to help mitigate risk stemming from a potential inflationary environment in the United States. The underlying Nationwide Loomis All Cap Growth Fund was added in the second quarter of 2017, which gives investors access to a fundamentally managed U.S. growth portfolio. In the third quarter of 2017, the underlying Nationwide Portfolio Completion Fund was removed from the Fund and the underlying iShares MSCI Core Emerging Markets ETF was added.

Adviser:

Nationwide Fund Advisors

Fund Commentary (cont.)	Nationwide Investor Destinations Moderately Aggressive Fund

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA*;

and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Investor Destinations Moderately Aggressive Fund

Asset Allocation†

Equity Funds	79.3%
Fixed Income Funds	12.8%
Alternative Assets	7.9%
Liabilities in excess of other assets††	0.0%
100.0%

Top Holdings†††

Nationwide S&P 500 Index Fund, Class R6	30.0%
Nationwide International Index Fund, Class R6	20.0%
Nationwide Mid Cap Market Index Fund, Class R6	12.0%
Nationwide Bond Index Fund, Class R6	7.9%
Nationwide Small Cap Index Fund, Class R6	6.0%
Nationwide International Small Cap Fund, Class R6	5.0%
Nationwide Core Plus Bond Fund, Class R6	3.9%
Nationwide Loomis All Cap Growth Fund, Class R6	3.1%
Nationwide Amundi Global High Yield Fund, Class R6	3.0%
Nationwide Bailard Emerging Markets Equity Fund, Class R6	3.0%
Other Holdings	6.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	19.09%	9.82%	4.85%
	w/ SC2	12.25%	8.52%	4.23%
Class C	w/o SC1	18.29%	9.07%	4.10%
	w/SC3	17.29%	N/A	N/A
Class R4,5		18.81%	9.51%	4.50%
Class R6[4,6]		19.51%	10.21%	5.17%
Institutional Service Class[4]		19.47%	N/A	7.02%	[7]
Service Class[4]		19.06%	9.77%	4.75%
Russell 3000® Index		23.98%	15.12%	7.61%
Blended Index		18.94%	10.81%	5.52%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.90%
Class C	1.63%
Class R	1.19%
Class R6[1]	0.54%
Institutional Service Class	0.64%
Service Class	0.94%

^	Current effective prospectus dated May 24, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Fund Performance (cont.)	Nationwide Investor Destinations Moderately Aggressive Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 55% Russell 3000® Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index, 25% MSCI EAFE® Index and 5% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

Shareholder Expense Example	Nationwide Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Aggressive Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17(a)	Expense Ratio During Period (%) 5/1/17 - 10/31/17(a)
Class A Shares	Actual	(b)	1,000.00	1,078.10	2.78	0.53
	Hypothetical	(b)(c)	1,000.00	1,022.53	2.70	0.53
Class C Shares	Actual	(b)	1,000.00	1,075.40	6.64	1.27
	Hypothetical	(b)(c)	1,000.00	1,018.80	6.46	1.27
Class R Shares	Actual	(b)	1,000.00	1,076.60	4.29	0.82
	Hypothetical	(b)(c)	1,000.00	1,021.07	4.18	0.82
Class R6 Shares(d)	Actual	(b)	1,000.00	1,080.00	0.94	0.18
	Hypothetical	(b)(c)	1,000.00	1,024.30	0.92	0.18
Institutional Service Class Shares	Actual	(b)	1,000.00	1,079.70	1.42	0.27
	Hypothetical	(b)(c)	1,000.00	1,023.84	1.38	0.27
Service Class Shares	Actual	(b)	1,000.00	1,078.90	3.04	0.58
	Hypothetical	(b)(c)	1,000.00	1,022.28	2.96	0.58

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Statement of Investments

October 31, 2017

Nationwide Investor Destinations Moderately Aggressive Fund

Investment Companies 99.0%

	Shares	Value

Alternative Assets 7.9%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	4,819,582	$51,569,527
Nationwide Bailard Emerging Markets Equity Fund, Class R6 (a)	4,581,692	51,269,135
Nationwide Emerging Markets Debt Fund, Class R6 (a)	3,195,218	33,549,788

Total Alternative Assets (cost $125,170,062)		136,388,450

Equity Funds 78.3%
Nationwide International Index Fund, Class R6 (a)	39,306,826	344,327,796
Nationwide International Small Cap Fund, Class R6* (a)	6,871,599	86,650,866
Nationwide Loomis All Cap Growth Fund, Class R6* (a)	4,753,995	52,293,942
Nationwide Mid Cap Market Index Fund, Class R6 (a)	10,556,128	206,900,100
Nationwide S&P 500 Index Fund, Class R6 (a)	31,431,938	516,112,416
Nationwide Small Cap Index Fund, Class R6 (a)	6,410,147	102,946,963
Nationwide Ziegler Equity Income Fund, Class R6 (a)	2,216,886	35,115,480

Total Equity Funds (cost $1,079,777,129)		1,344,347,563

Fixed Income Funds 12.8%
Nationwide Bond Index Fund, Class R6 (a)	12,337,705	135,961,510
Nationwide Core Plus Bond Fund, Class R6 (a)	6,553,120	67,169,482
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,723,559	16,839,176

Total Fixed Income Funds (cost $221,731,574)		219,970,168

Total Investment Companies (cost $1,426,678,765)		1,700,706,181

Exchange Traded Fund 1.0%
Equity Fund 1.0% iShares Core MSCI Emerging Markets Fund	315,128	17,577,840

Total Exchange Traded Fund (cost $16,592,466)		17,577,840

Total Investments (cost $1,443,271,231) — 100.0%		1,718,284,021

Liabilities in excess of other assets — 0.0%†		(838,797)

NET ASSETS — 100.0%		$1,717,445,224

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2017

Nationwide Investor Destinations Moderately Aggressive Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,426,678,765)	$1,700,706,181
Investment securities of unaffiliated issuers, at value (cost $16,592,466)	17,577,840
Receivable for investments sold	2,353,893
Receivable for capital shares issued	473,612
Prepaid expenses	39,717

Total Assets	1,721,151,243

Liabilities:
Payable for capital shares redeemed	2,820,093
Accrued expenses and other payables:
Investment advisory fees	189,246
Fund administration fees	39,339
Distribution fees	361,916
Administrative servicing fees	212,459
Accounting and transfer agent fees	13,021
Trustee fees	4,146
Custodian fees	13,956
Compliance program costs (Note 3)	1,065
Professional fees	31,482
Printing fees	13,727
Other	5,569

Total Liabilities	3,706,019

Net Assets	$1,717,445,224

Represented by:
Capital	$1,326,336,605
Accumulated undistributed net investment income	539,173
Accumulated net realized gains from investment securities of affiliated and unaffiliated issuers	115,556,656
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	274,027,416
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	985,374

Net Assets	$1,717,445,224

Net Assets:
Class A Shares	$151,587,878
Class C Shares	65,665,095
Class R Shares	161,689,916
Class R6 Shares	353,319,609
Institutional Service Class Shares	20,484,770
Service Class Shares	964,697,956

Total	$1,717,445,224

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	13,281,602
Class C Shares	5,912,382
Class R Shares	14,540,139
Class R6 Shares	30,985,955
Institutional Service Class Shares	1,799,874
Service Class Shares	84,722,154

Total	151,242,106

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Investor Destinations Moderately Aggressive Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.41
Class C Shares (b)	$11.11
Class R Shares	$11.12
Class R6 Shares	$11.40
Institutional Service Class Shares	$11.38
Service Class Shares	$11.39
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.11

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$40,165,239

Total Income	40,165,239

EXPENSES:
Investment advisory fees	2,243,538
Fund administration fees	417,521
Distribution fees Class A	324,269
Distribution fees Class C	910,114
Distribution fees Class R	830,964
Distribution fees Service Class	2,404,779
Administrative servicing fees Class A	129,707
Administrative servicing fees Class C	81,840
Administrative servicing fees Class R	234,133
Administrative servicing fees Institutional Service Class	10,385
Administrative servicing fees Service Class	1,442,875
Registration and filing fees	79,465
Professional fees	102,507
Printing fees	34,194
Trustee fees	49,387
Custodian fees	69,540
Accounting and transfer agent fees	72,725
Compliance program costs (Note 3)	7,404
Other	32,468

Total expenses before earnings credit	9,477,815

Earnings credit (Note 5)	(3,849)

Net Expenses	9,473,966

NET INVESTMENT INCOME	30,691,273

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	49,070,664
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	135,328,375
Transactions in investment securities of unaffiliated issuers	1,604

Net realized gains	184,400,643

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	86,762,097
Investment securities of unaffiliated issuers	985,374

Net change in unrealized appreciation/depreciation	87,747,471

Net realized/unrealized gains	272,148,114

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$302,839,387

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$30,691,273	$26,827,532
Net realized gains	184,400,643	121,215,040
Net change in unrealized appreciation/depreciation	87,747,471	(105,860,217)

Change in net assets resulting from operations	302,839,387	42,182,355

Distributions to Shareholders From:
Net investment income:
Class A	(2,487,446)	(1,809,125)
Class C	(1,292,628)	(1,083,524)
Class R	(2,871,124)	(2,490,594)
Class R6 (a)	(8,007,547)	(7,420,770)
Institutional Service Class	(200,859)	(45,759)
Service Class	(18,356,827)	(15,608,787)
Net realized gains:
Class A	(7,683,478)	(7,438,207)
Class C	(7,825,689)	(7,679,049)
Class R	(11,819,840)	(12,817,642)
Class R6 (a)	(22,765,675)	(22,490,586)
Institutional Service Class	(232,588)	(151,292)
Service Class	(66,125,488)	(67,684,022)

Change in net assets from shareholder distributions	(149,669,189)	(146,719,357)

Change in net assets from capital transactions	(192,420,882)	(35,964,747)

Change in net assets	(39,250,684)	(140,501,749)

Net Assets:
Beginning of year	1,756,695,908	1,897,197,657

End of year	$1,717,445,224	$1,756,695,908

Accumulated undistributed net investment income at end of year	$539,173	$501,619

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$47,535,256	$18,395,781
Dividends reinvested	7,881,904	6,996,196
Cost of shares redeemed	(26,049,976)	(27,380,779)

Total Class A Shares	29,367,184	(1,988,802)

Class C Shares
Proceeds from shares issued	9,864,348	13,742,429
Dividends reinvested	4,709,052	4,319,005
Cost of shares redeemed	(65,070,892)	(22,029,682)

Total Class C Shares	(50,497,492)	(3,968,248)

Class R Shares
Proceeds from shares issued	10,791,340	11,256,959
Dividends reinvested	14,411,907	14,925,859
Cost of shares redeemed	(46,993,175)	(48,641,459)

Total Class R Shares	(21,789,928)	(22,458,641)

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Class R6 Shares (a)
Proceeds from shares issued	$62,109,882	$100,216,328
Dividends reinvested	30,771,408	29,911,356
Cost of shares redeemed	(190,180,532)	(57,548,356)

Total Class R6 Shares	(97,299,242)	72,579,328

Institutional Service Class Shares
Proceeds from shares issued	19,979,727	1,626,742
Dividends reinvested	148,161	32,594
Cost of shares redeemed	(4,105,324)	(1,023,333)

Total Institutional Service Class Shares	16,022,564	636,003

Service Class Shares
Proceeds from shares issued	44,556,854	44,782,295
Dividends reinvested	84,482,315	83,292,809
Cost of shares redeemed	(197,263,137)	(208,839,491)

Total Service Class Shares	(68,223,968)	(80,764,387)

Change in net assets from capital transactions	$(192,420,882)	$(35,964,747)

SHARE TRANSACTIONS:
Class A Shares
Issued	4,427,003	1,791,759
Reinvested	777,426	699,269
Redeemed	(2,420,251)	(2,684,619)

Total Class A Shares	2,784,178	(193,591)

Class C Shares
Issued	976,948	1,382,566
Reinvested	479,205	442,429
Redeemed	(6,252,172)	(2,187,735)

Total Class C Shares	(4,796,019)	(362,740)

Class R Shares
Issued	1,043,080	1,118,837
Reinvested	1,461,131	1,527,951
Redeemed	(4,512,989)	(4,866,717)

Total Class R Shares	(2,008,778)	(2,219,929)

Class R6 Shares (a)
Issued	5,792,912	9,757,673
Reinvested	3,033,172	2,989,698
Redeemed	(17,469,804)	(5,504,443)

Total Class R6 Shares	(8,643,720)	7,242,928

Institutional Service Class Shares
Issued	1,882,167	158,093
Reinvested	14,568	3,260
Redeemed	(382,987)	(99,374)

Total Institutional Service Class Shares	1,513,748	61,979

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016

SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	4,173,793	4,367,853
Reinvested	8,358,261	8,343,916
Redeemed	(18,504,507)	(20,435,488)

Total Service Class Shares	(5,972,453)	(7,723,719)

Total change in shares	(17,123,044)	(3,195,072)

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	$10.49	0.19	1.68	1.87	(0.21)	(0.74)	(0.95)	$11.41	19.09%		$151,587,878	0.53%	1.78%	0.53%	26.51%
Year Ended October 31, 2016	$11.12	0.16	0.08	0.24	(0.17)	(0.70)	(0.87)	$10.49	2.59%		$110,119,313	0.54%	1.54%	0.54%	15.29%
Year Ended October 31, 2015	$11.75	0.19	(0.15)	0.04	(0.22)	(0.45)	(0.67)	$11.12	0.29%		$118,845,242	0.55%	1.66%	0.55%	16.31%
Year Ended October 31, 2014	$11.38	0.18	0.63	0.81	(0.20)	(0.24)	(0.44)	$11.75	7.33%		$123,408,650	0.53%	1.53%	0.53%	9.54%
Year Ended October 31, 2013	$9.60	0.17	1.85	2.02	(0.18)	(0.06)	(0.24)	$11.38	21.44%		$112,242,046	0.50%	1.62%	0.50%	29.31%

Class C Shares
Year Ended October 31, 2017	$10.23	0.12	1.63	1.75	(0.13)	(0.74)	(0.87)	$11.11	18.29%		$65,665,095	1.27%	1.16%	1.27%	26.51%
Year Ended October 31, 2016	$10.86	0.08	0.09	0.17	(0.10)	(0.70)	(0.80)	$10.23	1.93%		$109,539,789	1.27%	0.79%	1.27%	15.29%
Year Ended October 31, 2015	$11.50	0.11	(0.16)	(0.05)	(0.14)	(0.45)	(0.59)	$10.86	(0.48%	)	$120,287,139	1.27%	0.95%	1.27%	16.31%
Year Ended October 31, 2014	$11.16	0.09	0.62	0.71	(0.13)	(0.24)	(0.37)	$11.50	6.55%		$128,626,192	1.24%	0.84%	1.24%	9.54%
Year Ended October 31, 2013	$9.41	0.10	1.82	1.92	(0.11)	(0.06)	(0.17)	$11.16	20.72%		$125,294,548	1.19%	0.95%	1.19%	29.31%

Class R Shares (g)
Year Ended October 31, 2017	$10.24	0.16	1.64	1.80	(0.18)	(0.74)	(0.92)	$11.12	18.81%		$161,689,916	0.82%	1.53%	0.82%	26.51%
Year Ended October 31, 2016	$10.88	0.13	0.07	0.20	(0.14)	(0.70)	(0.84)	$10.24	2.25%		$169,510,980	0.83%	1.25%	0.83%	15.29%
Year Ended October 31, 2015	$11.50	0.16	(0.14)	0.02	(0.19)	(0.45)	(0.64)	$10.88	0.10%		$204,113,180	0.83%	1.42%	0.83%	16.31%
Year Ended October 31, 2014	$11.16	0.14	0.61	0.75	(0.17)	(0.24)	(0.41)	$11.50	6.92%		$242,451,059	0.83%	1.26%	0.83%	9.54%
Year Ended October 31, 2013	$9.41	0.13	1.82	1.95	(0.14)	(0.06)	(0.20)	$11.16	21.15%		$246,852,482	0.84%	1.28%	0.84%	29.31%

Class R6 Shares (h)
Year Ended October 31, 2017	$10.48	0.22	1.69	1.91	(0.25)	(0.74)	(0.99)	$11.40	19.51%		$353,319,609	0.18%	2.08%	0.18%	26.51%
Year Ended October 31, 2016	$11.11	0.19	0.09	0.28	(0.21)	(0.70)	(0.91)	$10.48	2.97%		$415,296,337	0.18%	1.88%	0.18%	15.29%
Year Ended October 31, 2015	$11.74	0.23	(0.15)	0.08	(0.26)	(0.45)	(0.71)	$11.11	0.67%		$359,712,315	0.18%	2.03%	0.18%	16.31%
Year Ended October 31, 2014	$11.37	0.21	0.64	0.85	(0.24)	(0.24)	(0.48)	$11.74	7.70%		$341,959,809	0.18%	1.85%	0.18%	9.54%
Year Ended October 31, 2013	$9.59	0.20	1.85	2.05	(0.21)	(0.06)	(0.27)	$11.37	21.83%		$270,917,338	0.19%	1.88%	0.19%	29.31%

Institutional Service Class Shares
Year Ended October 31, 2017	$10.46	0.18	1.72	1.90	(0.24)	(0.74)	(0.98)	$11.38	19.47%		$20,484,770	0.27%	1.65%	0.27%	26.51%
Year Ended October 31, 2016	$11.09	0.18	0.08	0.26	(0.19)	(0.70)	(0.89)	$10.46	2.85%		$2,993,117	0.28%	1.74%	0.28%	15.29%
Year Ended October 31, 2015	$11.72	0.20	(0.13)	0.07	(0.25)	(0.45)	(0.70)	$11.09	0.57%		$2,485,047	0.30%	1.75%	0.30%	16.31%
Period Ended October 31, 2014 (i)	$11.39	0.03	0.40	0.43	(0.10)	—	(0.10)	$11.72	3.77%		$2,589,232	0.20%	0.44%	0.20%	9.54%

Service Class Shares
Year Ended October 31, 2017	$10.47	0.19	1.68	1.87	(0.21)	(0.74)	(0.95)	$11.39	19.06%		$964,697,956	0.58%	1.76%	0.58%	26.51%
Year Ended October 31, 2016	$11.09	0.15	0.09	0.24	(0.16)	(0.70)	(0.86)	$10.47	2.65%		$949,236,372	0.58%	1.48%	0.58%	15.29%
Year Ended October 31, 2015	$11.72	0.19	(0.16)	0.03	(0.21)	(0.45)	(0.66)	$11.09	0.26%		$1,091,754,734	0.58%	1.65%	0.58%	16.31%
Year Ended October 31, 2014	$11.36	0.17	0.62	0.79	(0.19)	(0.24)	(0.43)	$11.72	7.19%		$1,241,791,771	0.58%	1.50%	0.58%	9.54%
Year Ended October 31, 2013	$9.58	0.16	1.85	2.01	(0.17)	(0.06)	(0.23)	$11.36	21.37%		$1,274,073,724	0.59%	1.56%	0.59%	29.31%

Amount designated as “–” is zero or has been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Investor Destinations Moderate Fund

For the annual period ended October 31, 2017, the Nationwide Investor Destinations Moderate Fund (Service Class) returned 14.25% versus 14.19% for its blended benchmark, 45% Russell 3000® Index, 15% MSCI EAFE® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 15% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 546 funds as of October 31, 2017) was 12.67% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from the Fund’s investments in underlying equity funds.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 23.63% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results, with the Russell 2000® Index returning 27.85%. The performance of the Russell 2000® Index surpassed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 23.48%). The MSCI EAFE Index (representing non-U.S. developed market countries) was equally strong with a gain of 23.44%, but the MSCI Emerging Markets® Index was up even more during the reporting period and returned 26.45%.

U.S. and non-U.S. bonds also showed positive results during the reporting period, despite initial sharply higher U.S. interest rates in the aftermath of the U.S. presidential election. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 0.90% as spreads tightened somewhat during the reporting period, thereby helping corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch US High Yield Master II Index returned 9.14% for the period. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 2.47% for the reporting period.

Seventeen of the Fund’s 18 underlying investments held during the reporting period posted positive returns. The underlying Nationwide International Index Fund and the underlying Nationwide S&P 500 Index Fund returned 23.51% and 23.36%, respectively, and—given their relatively large allocations within the Fund—were the largest contributors to the Fund’s returns for the period. The largest detractor to Fund returns was the underlying iShares 20+ Year Treasury Bond ETF, which registered -0.83% during the holding period. The underlying Nationwide Inflation-Protected Securities Fund had the second-lowest holding period return of 0.45%. The interest rate environment negatively affected both of these underlying funds, as they have a higher sensitivity to rising interest rates.

During the reporting period, the Fund added the underlying Nationwide International Small Cap Fund to get exposure to an improving environment for international equities, as well as the underlying Nationwide Inflation-Protected Securities Fund to help mitigate risk stemming from a potential inflationary environment in the United States. The underlying Nationwide Portfolio Completion Fund was removed from the Fund and two underlying ETFs were added: the iShares 20+ Year Treasury Bond ETF and the iShares MSCI Core Emerging Markets ETF. Adding the ETF allocations allows the portfolio management team more flexibility and precision in allocating capital.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham;

Keith P. Robinette, CFA*;

and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

Fund Commentary (cont.)	Nationwide Investor Destinations Moderate Fund

High double-digit returns are unusual and cannot be sustained.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Investor Destinations Moderate Fund

Asset Allocation†

Equity Funds	61.4%
Fixed Income Funds	20.8%
Investment Contract	10.9%
Alternative Assets	7.0%
Liabilities in excess of other assets	(0.1)%
100.0%

Top Holdings††

Nationwide S&P 500 Index Fund, Class R6	23.0%
Nationwide International Index Fund, Class R6	15.1%
Nationwide Contract	10.9%
Nationwide Mid Cap Market Index Fund, Class R6	10.1%
Nationwide Bond Index Fund, Class R6	9.9%
Nationwide Core Plus Bond Fund, Class R6	4.9%
Nationwide Small Cap Index Fund, Class R6	4.0%
Nationwide HighMark Short Term Bond Fund, Class R6	3.9%
Nationwide International Small Cap Fund, Class R6	3.1%
Nationwide Ziegler Equity Income Fund, Class R6	3.0%
Other Holdings	12.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	14.35%	7.67%	4.53%
	w/ SC2	7.74%	6.40%	3.91%
Class C	w/o SC1	13.53%	6.89%	3.78%
	w/SC3	12.53%	N/A	N/A
Class R4,5		13.95%	7.34%	4.18%
Class R6[4,6]		14.71%	8.04%	4.86%
Institutional Service Class[4]		14.65%	N/A	5.82%	[7]
Service Class[4]		14.25%	7.61%	4.44%
Russell 3000® Index		23.98%	15.12%	7.61%
Blended Index		14.19%	8.71%	5.39%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.59%
Class R	1.15%
Class R6[1]	0.51%
Institutional Service Class	0.59%
Service Class	0.91%

^	Current effective prospectus dated May 24, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Fund Performance (cont.)	Nationwide Investor Destinations Moderate Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Moderate Fund versus the Russell 3000® Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 45% Russell 3000® Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, 15% MSCI EAFE® Index and 15% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index.

Shareholder Expense Example	Nationwide Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderate Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17(a)	Expense Ratio During Period (%) 5/1/17 - 10/31/17(a)
Class A Shares	Actual	(b)	1,000.00	1,061.40	2.81	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.48	2.75	0.54
Class C Shares	Actual	(b)	1,000.00	1,057.30	6.59	1.27
	Hypothetical	(b)(c)	1,000.00	1,018.80	6.46	1.27
Class R Shares	Actual	(b)	1,000.00	1,059.40	4.36	0.84
	Hypothetical	(b)(c)	1,000.00	1,020.97	4.28	0.84
Class R6 Shares(d)	Actual	(b)	1,000.00	1,063.60	0.99	0.19
	Hypothetical	(b)(c)	1,000.00	1,024.25	0.97	0.19
Institutional Service Class Shares	Actual	(b)	1,000.00	1,063.20	1.40	0.27
	Hypothetical	(b)(c)	1,000.00	1,023.84	1.38	0.27
Service Class Shares	Actual	(b)	1,000.00	1,061.40	3.07	0.59
	Hypothetical	(b)(c)	1,000.00	1,022.23	3.01	0.59

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Statement of Investments

October 31, 2017

Nationwide Investor Destinations Moderate Fund

Investment Companies 87.2%

	Shares	Value

Alternative Assets 7.0%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	3,964,851	$42,423,906
Nationwide Bailard Emerging Markets Equity Fund, Class R6 (a)	2,516,827	28,163,291
Nationwide Emerging Markets Debt Fund, Class R6 (a)	2,632,683	27,643,174

Total Alternative Assets (cost $90,196,612)		98,230,371

Equity Funds 60.4%
Nationwide International Index Fund, Class R6 (a)	24,088,180	211,012,456
Nationwide International Small Cap Fund, Class R6* (a)	3,396,529	42,830,228
Nationwide Loomis All Cap Growth Fund, Class R6* (a)	2,609,456	28,704,012
Nationwide Mid Cap Market Index Fund, Class R6 (a)	7,190,639	140,936,528
Nationwide S&P 500 Index Fund, Class R6 (a)	19,672,615	323,024,345
Nationwide Small Cap Index Fund, Class R6 (a)	3,521,543	56,555,985
Nationwide Ziegler Equity Income Fund, Class R6 (a)	2,692,071	42,642,404

Total Equity Funds (cost $703,515,698)		845,705,958

Fixed Income Funds 19.8%
Nationwide Bond Index Fund, Class R6 (a)	12,624,879	139,126,162
Nationwide Core Plus Bond Fund, Class R6 (a)	6,749,862	69,186,085
Nationwide HighMark Short Term Bond Fund, Class R6 (a)	5,547,420	55,141,356
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,413,621	13,811,073

Total Fixed Income Funds (cost $281,138,036)		277,264,676

Total Investment Companies (cost $1,074,850,346)		1,221,201,005

Exchange Traded Funds 2.0%
Equity Fund 1.0%
iShares Core MSCI Emerging Markets Fund	259,460	14,472,679

Fixed Income Fund 1.0%
iShares 20+ Year Treasury Bond Fund	108,399	13,491,339

Total Exchange Traded Funds (cost $27,326,105)		27,964,018

Investment Contract 10.9%

	Principal Amount	Value

Nationwide Contract, 2.85% (a)(b)(c)	$152,876,167	$152,876,167

Total Investment Contract (cost $152,876,167)		152,876,167

Total Investments (cost $1,255,052,618) — 100.1%		1,402,041,190

Liabilities in excess of other assets — (0.1)%		(729,730)

NET ASSETS — 100.0%		$1,401,311,460

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2017

Nationwide Investor Destinations Moderate Fund
Assets:
Investment securities of affiliated issuers, at value (cost $1,227,726,513)	$1,374,077,172
Investment securities of unaffiliated issuers, at value (cost $27,326,105)	27,964,018
Receivable for investments sold	496,368
Receivable for capital shares issued	346,160
Prepaid expenses	40,736

Total Assets	1,402,924,454

Liabilities:
Payable for capital shares redeemed	828,682
Accrued expenses and other payables:
Investment advisory fees	154,613
Fund administration fees	33,611
Distribution fees	310,558
Administrative servicing fees	209,702
Accounting and transfer agent fees	12,922
Trustee fees	3,432
Custodian fees	12,899
Compliance program costs (Note 3)	884
Professional fees	28,732
Printing fees	11,226
Other	5,733

Total Liabilities	1,612,994

Net Assets	$1,401,311,460

Represented by:
Capital	$1,189,525,572
Accumulated undistributed net investment income	1,084,446
Accumulated net realized gains from investment securities of affiliated and unaffiliated issuers	63,712,870
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	146,350,659
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	637,913

Net Assets	$1,401,311,460

Net Assets:
Class A Shares	$149,005,220
Class C Shares	90,700,172
Class R Shares	127,193,776
Class R6 Shares	322,034,922
Institutional Service Class Shares	15,748,468
Service Class Shares	696,628,902

Total	$1,401,311,460

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	14,002,931
Class C Shares	8,692,871
Class R Shares	12,273,421
Class R6 Shares	30,405,740
Institutional Service Class Shares	1,488,490
Service Class Shares	65,763,935

Total	132,627,388

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Investor Destinations Moderate Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.64
Class C Shares (b)	$10.43
Class R Shares	$10.36
Class R6 Shares	$10.59
Institutional Service Class Shares	$10.58
Service Class Shares	$10.59
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.29

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$31,543,654
Interest income from affiliated issuers	4,447,165
Dividend income from unaffiliated issuers	55,558

Total Income	36,046,377

EXPENSES:
Investment advisory fees	1,867,200
Fund administration fees	355,550
Distribution fees Class A	340,131
Distribution fees Class C	1,081,341
Distribution fees Class R	658,756
Distribution fees Service Class	1,778,829
Administrative servicing fees Class A	149,658
Administrative servicing fees Class C	86,508
Administrative servicing fees Class R	197,628
Administrative servicing fees Institutional Service Class	9,869
Administrative servicing fees Service Class	1,067,304
Registration and filing fees	82,371
Professional fees	88,559
Printing fees	32,132
Trustee fees	41,053
Custodian fees	63,864
Accounting and transfer agent fees	72,989
Compliance program costs (Note 3)	6,095
Other	28,725

Total expenses before earnings credit	8,008,562

Earnings credit (Note 5)	(8,777)

Net Expenses	7,999,785

NET INVESTMENT INCOME	28,046,592

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	29,485,369
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	64,310,534
Transactions in investment securities of unaffiliated issuers	(2)

Net realized gains	93,795,901

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	71,186,179
Investment securities of unaffiliated issuers	637,913

Net change in unrealized appreciation/depreciation	71,824,092

Net realized/unrealized gains	165,619,993

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$193,666,585

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$28,046,592	$24,812,173
Net realized gains	93,795,901	101,342,090
Net change in unrealized appreciation/depreciation	71,824,092	(85,676,805)

Change in net assets resulting from operations	193,666,585	40,477,458

Distributions to Shareholders From:
Net investment income:
Class A	(2,924,562)	(2,134,911)
Class C	(1,578,275)	(1,241,208)
Class R	(2,526,973)	(2,063,883)
Class R6 (a)	(7,930,895)	(7,914,494)
Institutional Service Class	(244,063)	(91,101)
Service Class	(14,922,136)	(12,453,515)
Net realized gains:
Class A	(7,677,216)	(9,613,743)
Class C	(7,434,436)	(9,657,044)
Class R	(8,306,650)	(11,190,752)
Class R6 (a)	(18,305,015)	(26,603,782)
Institutional Service Class	(305,094)	(335,748)
Service Class	(43,384,118)	(59,714,070)

Change in net assets from shareholder distributions	(115,539,433)	(143,014,251)

Change in net assets from capital transactions	(218,056,897)	(31,957,636)

Change in net assets	(139,929,745)	(134,494,429)

Net Assets:
Beginning of year	1,541,241,205	1,675,735,634

End of year	$1,401,311,460	$1,541,241,205

Accumulated undistributed net investment income at end of year	$1,084,446	$1,197,035

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$44,108,259	$27,512,710
Dividends reinvested	7,864,792	8,747,312
Cost of shares redeemed	(37,561,476)	(36,644,917)

Total Class A Shares	14,411,575	(384,895)

Class C Shares
Proceeds from shares issued	13,645,993	17,961,756
Dividends reinvested	5,669,573	6,157,875
Cost of shares redeemed	(58,313,717)	(26,427,049)

Total Class C Shares	(38,998,151)	(2,307,418)

Class R Shares
Proceeds from shares issued	7,717,085	10,240,538
Dividends reinvested	10,521,435	12,794,331
Cost of shares redeemed	(34,537,331)	(34,059,624)

Total Class R Shares	(16,298,811)	(11,024,755)

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Class R6 Shares (a)
Proceeds from shares issued	$69,678,924	$90,809,901
Dividends reinvested	26,214,555	34,487,374
Cost of shares redeemed	(221,989,797)	(55,485,912)

Total Class R6 Shares	(126,096,318)	69,811,363

Institutional Service Class Shares
Proceeds from shares issued	24,149,072	1,578,864
Dividends reinvested	262,396	233,791
Cost of shares redeemed	(14,443,655)	(1,406,690)

Total Institutional Service Class Shares	9,967,813	405,965

Service Class Shares
Proceeds from shares issued	47,250,901	49,128,023
Dividends reinvested	58,306,254	72,167,585
Cost of shares redeemed	(166,600,160)	(209,753,504)

Total Service Class Shares	(61,043,005)	(88,457,896)

Change in net assets from capital transactions	$(218,056,897)	$(31,957,636)

SHARE TRANSACTIONS:
Class A Shares
Issued	4,342,617	2,762,681
Reinvested	807,280	901,369
Redeemed	(3,710,942)	(3,717,379)

Total Class A Shares	1,438,955	(53,329)

Class C Shares
Issued	1,389,552	1,841,535
Reinvested	595,040	646,518
Redeemed	(5,864,454)	(2,696,300)

Total Class C Shares	(3,879,862)	(208,247)

Class R Shares
Issued	782,475	1,048,410
Reinvested	1,110,421	1,351,075
Redeemed	(3,503,286)	(3,492,129)

Total Class R Shares	(1,610,390)	(1,092,644)

Class R6 Shares (a)
Issued	6,876,918	9,148,533
Reinvested	2,700,145	3,568,702
Redeemed	(21,602,533)	(5,565,866)

Total Class R6 Shares	(12,025,470)	7,151,369

Institutional Service Class Shares
Issued	2,430,565	158,821
Reinvested	26,775	24,238
Redeemed	(1,443,904)	(140,799)

Total Institutional Service Class Shares	1,013,436	42,260

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	4,676,483	4,965,762
Reinvested	6,019,010	7,476,155
Redeemed	(16,485,530)	(21,299,575)

Total Service Class Shares	(5,790,037)	(8,857,658)

Total change in shares	(20,853,368)	(3,018,249)

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows

For the Year Ended October 31, 2017

Nationwide Investor Destinations Moderate Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$193,666,585
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(256,464,355)
Proceeds from disposition of investment securities of affiliated issuers	625,404,247
Purchase of investment securities of unaffiliated issuers	(27,270,549)
Reinvestment of dividend income from affiliated issuers	(31,543,654)
Reinvestment of dividend income from unaffiliated issuers	(55,558)
Reinvestment of interest income from affiliated issuers	(4,447,165)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(71,186,179)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(637,913)
Reinvestment of net realized gain distributions from affiliated underlying funds	(29,485,369)
Net realized gain from investment transactions with affiliated issuers	(64,310,534)
Net realized loss from investment transactions with unaffiliated issuers	2
Decrease in receivable for investments sold	706,165
Increase in prepaid expenses	(1,139)
Decrease in investment advisory fees	(16,869)
Increase in fund administration fees	1,178
Decrease in distribution fees	(37,225)
Increase in administrative servicing fees	9,646
Decrease in accounting and transfer agent fees	(1,485)
Decrease in trustee fees	(1,989)
Increase in custodian fees	3,675
Increase in compliance program costs	242
Increase in professional fees	3,842
Decrease in printing fees	(4,358)
Decrease in other payables	(3,651)

Net cash provided by operating activities	334,327,590

Cash flows used in financing activities:
Proceeds from shares issued	206,490,397
Cost of shares redeemed	(534,117,559)
Cash distributions paid to shareholders	(6,700,428)

Net cash used in financing activities	(334,327,590)

Net decrease in cash	–

Cash:
Beginning of period	–

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $108,839,005.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, dividend income from unaffiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $65,531,746.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	$10.11	0.20	1.16	1.36	(0.22)	(0.61)	(0.83)	$10.64	14.35%		$149,005,220	0.54%	1.99%	0.54%	24.26%
Year Ended October 31, 2016	$10.78	0.16	0.10	0.26	(0.17)	(0.76)	(0.93)	$10.11	2.81%		$127,043,425	0.54%	1.60%	0.54%	18.69%
Year Ended October 31, 2015	$11.35	0.18	(0.13)	0.05	(0.21)	(0.41)	(0.62)	$10.78	0.42%		$135,981,642	0.55%	1.68%	0.55%	12.98%
Year Ended October 31, 2014	$11.23	0.17	0.49	0.66	(0.19)	(0.35)	(0.54)	$11.35	6.08%		$143,271,556	0.54%	1.50%	0.54%	17.14%
Year Ended October 31, 2013	$9.93	0.17	1.36	1.53	(0.18)	(0.05)	(0.23)	$11.23	15.56%		$134,092,908	0.50%	1.58%	0.50%	32.04%

Class C Shares
Year Ended October 31, 2017	$9.92	0.13	1.13	1.26	(0.14)	(0.61)	(0.75)	$10.43	13.53%		$90,700,172	1.26%	1.30%	1.26%	24.26%
Year Ended October 31, 2016	$10.59	0.09	0.10	0.19	(0.10)	(0.76)	(0.86)	$9.92	2.11%	(g)	$124,781,047	1.26%	0.87%	1.26%	18.69%
Year Ended October 31, 2015	$11.17	0.10	(0.14)	(0.04)	(0.13)	(0.41)	(0.54)	$10.59	(0.39%	)(g)	$135,414,362	1.27%	0.95%	1.27%	12.98%
Year Ended October 31, 2014	$11.06	0.09	0.48	0.57	(0.11)	(0.35)	(0.46)	$11.17	5.39%		$140,221,911	1.24%	0.81%	1.24%	17.14%
Year Ended October 31, 2013	$9.79	0.09	1.33	1.42	(0.10)	(0.05)	(0.15)	$11.06	14.68%		$137,680,905	1.19%	0.89%	1.19%	32.04%

Class R Shares (h)
Year Ended October 31, 2017	$9.87	0.17	1.12	1.29	(0.19)	(0.61)	(0.80)	$10.36	13.95%		$127,193,776	0.83%	1.71%	0.83%	24.26%
Year Ended October 31, 2016	$10.54	0.13	0.10	0.23	(0.14)	(0.76)	(0.90)	$9.87	2.58%		$137,001,590	0.83%	1.31%	0.83%	18.69%
Year Ended October 31, 2015	$11.11	0.15	(0.13)	0.02	(0.18)	(0.41)	(0.59)	$10.54	0.15%		$157,858,210	0.82%	1.43%	0.82%	12.98%
Year Ended October 31, 2014	$11.00	0.14	0.47	0.61	(0.15)	(0.35)	(0.50)	$11.11	5.80%		$195,865,740	0.83%	1.23%	0.83%	17.14%
Year Ended October 31, 2013	$9.74	0.13	1.32	1.45	(0.14)	(0.05)	(0.19)	$11.00	15.06%		$207,910,628	0.84%	1.24%	0.84%	32.04%

Class R6 Shares (i)
Year Ended October 31, 2017	$10.07	0.23	1.16	1.39	(0.26)	(0.61)	(0.87)	$10.59	14.71%		$322,034,922	0.18%	2.26%	0.18%	24.26%
Year Ended October 31, 2016	$10.74	0.19	0.10	0.29	(0.20)	(0.76)	(0.96)	$10.07	3.21%		$427,224,825	0.18%	1.95%	0.18%	18.69%
Year Ended October 31, 2015	$11.31	0.22	(0.13)	0.09	(0.25)	(0.41)	(0.66)	$10.74	0.81%		$378,818,840	0.18%	2.03%	0.18%	12.98%
Year Ended October 31, 2014	$11.19	0.21	0.49	0.70	(0.23)	(0.35)	(0.58)	$11.31	6.47%		$343,231,738	0.18%	1.84%	0.18%	17.14%
Year Ended October 31, 2013	$9.90	0.20	1.35	1.55	(0.21)	(0.05)	(0.26)	$11.19	15.86%		$284,753,727	0.20%	1.86%	0.20%	32.04%

Institutional Service Class Shares
Year Ended October 31, 2017	$10.06	0.20	1.18	1.38	(0.25)	(0.61)	(0.86)	$10.58	14.65%		$15,748,468	0.26%	1.93%	0.26%	24.26%
Year Ended October 31, 2016	$10.73	0.19	0.09	0.28	(0.19)	(0.76)	(0.95)	$10.06	3.11%		$4,778,443	0.26%	1.86%	0.26%	18.69%
Year Ended October 31, 2015	$11.30	0.19	(0.11)	0.08	(0.24)	(0.41)	(0.65)	$10.73	0.69%		$4,642,375	0.30%	1.78%	0.30%	12.98%
Period Ended October 31, 2014 (j)	$11.03	0.09	0.28	0.37	(0.10)	—	(0.10)	$11.30	3.35%		$4,576,528	0.22%	1.16%	0.22%	17.14%

Service Class Shares
Year Ended October 31, 2017	$10.07	0.20	1.14	1.34	(0.21)	(0.61)	(0.82)	$10.59	14.25%		$696,628,902	0.58%	1.94%	0.58%	24.26%
Year Ended October 31, 2016	$10.73	0.15	0.11	0.26	(0.16)	(0.76)	(0.92)	$10.07	2.88%		$720,411,875	0.58%	1.55%	0.58%	18.69%
Year Ended October 31, 2015	$11.30	0.18	(0.13)	0.05	(0.21)	(0.41)	(0.62)	$10.73	0.39%		$863,020,205	0.58%	1.66%	0.58%	12.98%
Year Ended October 31, 2014	$11.18	0.16	0.49	0.65	(0.18)	(0.35)	(0.53)	$11.30	6.05%		$973,090,459	0.58%	1.48%	0.58%	17.14%
Year Ended October 31, 2013	$9.90	0.16	1.34	1.50	(0.17)	(0.05)	(0.22)	$11.18	15.30%		$992,441,693	0.60%	1.50%	0.60%	32.04%
Amount designated as “–” is zero or has been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Investor Destinations Moderately Conservative Fund

For the annual period ended October 31, 2017, the Nationwide Investor Destinations Moderately Conservative Fund (Service Class) returned 9.50% versus 9.58% for its blended benchmark, 30% Russell 3000® Index, 10% MSCI EAFE® Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 25% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 546 funds as of October 31, 2017) was 12.67% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from the Fund’s investments in underlying equity funds.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 23.63% over the reporting period, driven by a broad swathe of sectors. U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 27.85%, which surpassed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 23.48%). The MSCI EAFE Index (representing non-U.S. developed market countries) was equally strong with a gain of 23.44%, but the MSCI Emerging Markets® Index was up even more during the reporting period and returned 26.45%.

U.S. and non-U.S. bonds also showed positive results during the reporting period, despite initial sharply higher U.S. interest rates in the aftermath of the U.S. presidential election. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 0.90% as spreads tightened somewhat during the reporting period, thereby helping corporate bonds to post positive returns. Meanwhile, continued strong flows into

U.S. high-yield bonds led to impressive returns as

the Bank of America/Merrill Lynch US High Yield Master II Index returned 9.14% for the period. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 2.47% during the reporting period.

Fourteen of the Fund’s 16 underlying investments held during the reporting period posted positive returns. The underlying Nationwide International Index Fund and the underlying Nationwide S&P 500® Index Fund returned 23.51% and 23.36%, respectively, and—given their relatively large allocations within the Fund—were the largest contributors to the Fund’s returns for the period. The two detractors from Fund returns were the underlying iShares 20+ Year Treasury Bond ETF and the underlying Nationwide Inflation-Protected Securities Fund, which registered -0.83% and -0.26%, respectively for the reporting period. The interest rate environment negatively affected both of these funds as they have a higher sensitivity to rising interest rates.

During the reporting period, the Fund added the underlying Nationwide International Small Cap Fund to get exposure to an improving environment for international equities. The underlying Nationwide Portfolio Completion Fund was removed during the reporting period, and two underlying ETFs were added: the iShares 20+ Year Treasury Bond ETF and the iShares MSCI Core Emerging Markets ETF. Adding the ETF allocations allows the portfolio management team more flexibility and precision in allocating capital.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA*; and Andrew Urban, CFA*

*Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and

Fund Commentary (cont.)	Nationwide Investor Destinations Moderately Conservative Fund

its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including, but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Investor Destinations Moderately Conservative Fund

Asset Allocation†

Equity Funds	42.0%
Fixed Income Funds	37.0%
Investment Contract	17.0%
Alternative Assets	4.0%
Other assets in excess of liabilities††	0.0%
100.0%

Top Holdings†††

Nationwide Bond Index Fund, Class R6	18.0%
Nationwide Contract	17.0%
Nationwide S&P 500 Index Fund, Class R6	14.0%
Nationwide International Index Fund, Class R6	12.0%
Nationwide HighMark Short Term Bond Fund, Class R6	8.0%
Nationwide Core Plus Bond Fund, Class R6	7.0%
Nationwide Mid Cap Market Index Fund, Class R6	6.0%
Nationwide Ziegler Equity Income Fund, Class R6	5.0%
Nationwide Amundi Global High Yield Fund, Class R6	3.0%
Nationwide Small Cap Index Fund, Class R6	3.0%
Other Holdings	7.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	9.54%	5.57%	4.08%
	w/ SC2	3.23%	4.33%	3.47%
Class C	w/o SC1	8.74%	4.83%	3.35%
	w/SC3	7.74%	N/A	N/A
Class R4,5		9.27%	5.27%	3.75%
Class R6[4,6]		9.89%	5.93%	4.42%
Institutional Service Class[4]		9.85%	N/A	4.72%	[7]
Service Class[4]		9.50%	5.51%	4.01%
Bloomberg Barclays U.S. Aggregate Bond Index		0.90%	2.04%	4.19%
Blended Index		9.58%	6.30%	4.80%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.83%
Class C	1.57%
Class R	1.13%
Class R6[1]	0.49%
Institutional Service Class	0.59%
Service Class	0.88%

^	Current effective prospectus dated May 24, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Fund Performance (cont.)	Nationwide Investor Destinations Moderately Conservative Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Conservative Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 30% Russell 3000® Index, 35% BBgBarc U.S. Aggregate Bond Index, 10% MSCI EAFE® Index and 25% BBgBarc U.S. 1-3 Year Government/Credit Bond Index.

Shareholder Expense Example	Nationwide Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Moderately Conservative Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17(a)	Expense Ratio During Period (%) 5/1/17 - 10/31/17(a)
Class A Shares	Actual	(b)	1,000.00	1,042.50	2.83	0.55
	Hypothetical	(b)(c)	1,000.00	1,022.43	2.80	0.55
Class C Shares	Actual	(b)	1,000.00	1,038.50	6.58	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.75	6.51	1.28
Class R Shares	Actual	(b)	1,000.00	1,041.70	4.37	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.92	4.33	0.85
Class R6 Shares(d)	Actual	(b)	1,000.00	1,043.60	1.08	0.21
	Hypothetical	(b)(c)	1,000.00	1,024.15	1.07	0.21
Institutional Service Class Shares	Actual	(b)	1,000.00	1,043.40	1.55	0.30
	Hypothetical	(b)(c)	1,000.00	1,023.69	1.53	0.30
Service Class Shares	Actual	(b)	1,000.00	1,041.80	3.09	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.18	3.06	0.60

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Statement of Investments

October 31, 2017

Nationwide Investor Destinations Moderately Conservative Fund

Investment Companies 81.0%

	Shares	Value

Alternative Assets 4.0%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	1,371,114	$14,670,919
Nationwide Emerging Markets Debt Fund, Class R6 (a)	462,347	4,854,648

Total Alternative Assets (cost $18,364,224)		19,525,567

Equity Funds 41.0%
Nationwide International Index Fund, Class R6 (a)	6,687,141	58,579,353
Nationwide International Small Cap Fund, Class R6* (a)	390,489	4,924,071
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,495,553	29,312,835
Nationwide S&P 500 Index Fund, Class R6 (a)	4,161,684	68,334,858
Nationwide Small Cap Index Fund, Class R6 (a)	912,115	14,648,570
Nationwide Ziegler Equity Income Fund, Class R6 (a)	1,541,223	24,412,979

Total Equity Funds (cost $171,526,605)		200,212,666

Fixed Income Funds 36.0%
Nationwide Bond Index Fund, Class R6 (a)	7,987,219	88,019,148
Nationwide Core Plus Bond Fund, Class R6 (a)	3,333,995	34,173,448
Nationwide HighMark Short Term Bond Fund, Class R6 (a)	3,922,463	38,989,286
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	1,495,811	14,614,072

Total Fixed Income Funds (cost $178,414,212)		175,795,954

Total Investment Companies (cost $368,305,041)		395,534,187

Exchange Traded Funds 2.0%
Equity Fund 1.0%
iShares Core MSCI Emerging Markets Fund	87,912	4,903,731

Fixed Income Fund 1.0%
iShares 20+ Year Treasury Bond Fund	38,693	4,815,731

Total Exchange Traded Funds (cost $9,505,157)		9,719,462

Investment Contract 17.0%

	Principal Amount	Value

Nationwide Contract, 2.85% (a)(b)(c)	$82,833,562	$82,833,562

Total Investment Contract (cost $82,833,562)		82,833,562

Total Investments (cost $460,643,760) — 100.0%		488,087,211

Liabilities in excess of other assets — 0.0%†		(179,164)

NET ASSETS — 100.0%		$487,908,047

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2017

Nationwide Investor Destinations Moderately Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $451,138,603)	$478,367,749
Investment securities of unaffiliated issuers, at value (cost $9,505,157)	9,719,462
Receivable for investments sold	707,722
Receivable for capital shares issued	100,562
Prepaid expenses	35,099

Total Assets	488,930,594

Liabilities:
Payable for capital shares redeemed	745,248
Accrued expenses and other payables:
Investment advisory fees	53,918
Fund administration fees	16,956
Distribution fees	120,446
Administrative servicing fees	45,304
Accounting and transfer agent fees	6,520
Trustee fees	1,215
Custodian fees	4,410
Compliance program costs (Note 3)	318
Professional fees	18,837
Printing fees	5,803
Other	3,572

Total Liabilities	1,022,547

Net Assets	$487,908,047

Represented by:
Capital	$448,007,153
Accumulated undistributed net investment income	605,710
Accumulated net realized gains from investment securities of affiliated and unaffiliated issuers	11,851,733
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	27,229,146
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	214,305

Net Assets	$487,908,047

Net Assets:
Class A Shares	$67,291,272
Class C Shares	52,822,319
Class R Shares	51,281,805
Class R6 Shares	119,928,414
Institutional Service Class Shares	10,656,590
Service Class Shares	185,927,647

Total	$487,908,047

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,400,100
Class C Shares	5,050,230
Class R Shares	4,867,111
Class R6 Shares	11,277,833
Institutional Service Class Shares	1,006,295
Service Class Shares	17,568,942

Total	46,170,511

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Investor Destinations Moderately Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.51
Class C Shares (b)	$10.46
Class R Shares	$10.54
Class R6 Shares	$10.63
Institutional Service Class Shares	$10.59
Service Class Shares	$10.58
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.15

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$10,399,619
Interest income from affiliated issuers	2,473,927
Dividend income from unaffiliated issuers	19,642

Total Income	12,893,188

EXPENSES:
Investment advisory fees	649,405
Fund administration fees	155,015
Distribution fees Class A	156,776
Distribution fees Class C	568,075
Distribution fees Class R	266,202
Distribution fees Service Class	483,607
Administrative servicing fees Class A	56,441
Administrative servicing fees Class C	39,765
Administrative servicing fees Class R	74,536
Administrative servicing fees Institutional Service Class	6,824
Administrative servicing fees Service Class	270,819
Registration and filing fees	79,979
Professional fees	42,293
Printing fees	20,156
Trustee fees	14,291
Custodian fees	22,194
Accounting and transfer agent fees	37,084
Compliance program costs (Note 3)	2,124
Other	12,411

Total expenses before earnings credit	2,957,997

Earnings credit (Note 5)	(3,100)

Net Expenses	2,954,897

NET INVESTMENT INCOME	9,938,291

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	6,750,104
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	13,610,591
Transactions in investment securities of unaffiliated issuers	8,537

Net realized gains	20,369,232

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	14,949,804
Investment securities of unaffiliated issuers	214,305

Net change in unrealized appreciation/depreciation	15,164,109

Net realized/unrealized gains	35,533,341

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$45,471,632

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016

Operations:
Net investment income	$9,938,291	$8,784,066
Net realized gains	20,369,232	17,458,340
Net change in unrealized appreciation/depreciation	15,164,109	(10,349,088)

Change in net assets resulting from operations	45,471,632	15,893,318

Distributions to Shareholders From:
Net investment income:
Class A	(1,351,090)	(982,419)
Class C	(806,235)	(646,250)
Class R	(991,497)	(918,519)
Class R6 (a)	(2,994,028)	(2,845,220)
Institutional Service Class	(172,833)	(58,599)
Service Class	(4,091,266)	(3,771,804)
Net realized gains:
Class A	(1,774,998)	(1,789,237)
Class C	(1,982,094)	(1,936,721)
Class R	(1,806,499)	(2,084,564)
Class R6 (a)	(3,893,472)	(3,982,056)
Institutional Service Class	(149,255)	(92,442)
Service Class	(6,686,673)	(7,574,047)

Change in net assets from shareholder distributions	(26,699,940)	(26,681,878)

Change in net assets from capital transactions	(64,443,221)	(11,851,958)

Change in net assets	(45,671,529)	(22,640,518)

Net Assets:
Beginning of year	533,579,576	556,220,094

End of year	$487,908,047	$533,579,576

Accumulated undistributed net investment income at end of year	$605,710	$654,317

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$29,600,139	$12,359,703
Dividends reinvested	2,425,733	2,245,987
Cost of shares redeemed	(21,277,448)	(14,751,436)

Total Class A Shares	10,748,424	(145,746)

Class C Shares
Proceeds from shares issued	11,192,667	12,791,634
Dividends reinvested	2,127,135	1,809,170
Cost of shares redeemed	(23,251,949)	(12,753,512)

Total Class C Shares	(9,932,147)	1,847,292

Class R Shares
Proceeds from shares issued	6,862,055	8,275,823
Dividends reinvested	2,677,769	2,881,705
Cost of shares redeemed	(18,135,958)	(18,538,074)

Total Class R Shares	(8,596,134)	(7,380,546)

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016

CAPITAL TRANSACTIONS: (continued) Class R6 Shares (a)
Proceeds from shares issued	$19,245,850	$40,512,917
Dividends reinvested	6,887,500	6,827,276
Cost of shares redeemed	(62,244,898)	(20,174,154)

Total Class R6 Shares	(36,111,548)	27,166,039

Institutional Service Class Shares
Proceeds from shares issued	9,721,757	1,446,721
Dividends reinvested	184,222	95,669
Cost of shares redeemed	(2,921,288)	(1,201,241)

Total Institutional Service Class Shares	6,984,691	341,149

Service Class Shares
Proceeds from shares issued	19,316,386	24,468,456
Dividends reinvested	10,777,939	11,345,716
Cost of shares redeemed	(57,630,832)	(69,494,318)

Total Service Class Shares	(27,536,507)	(33,680,146)

Change in net assets from capital transactions	$(64,443,221)	$(11,851,958)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,906,544	1,234,697
Reinvested	243,856	228,732
Redeemed	(2,079,012)	(1,478,023)

Total Class A Shares	1,071,388	(14,594)

Class C Shares
Issued	1,103,159	1,281,176
Reinvested	215,339	185,291
Redeemed	(2,289,669)	(1,277,532)

Total Class C Shares	(971,171)	188,935

Class R Shares
Issued	673,560	829,820
Reinvested	268,830	293,150
Redeemed	(1,781,609)	(1,849,823)

Total Class R Shares	(839,219)	(726,853)

Class R6 Shares (a)
Issued	1,866,810	3,993,164
Reinvested	684,172	687,362
Redeemed	(6,003,325)	(1,986,094)

Total Class R6 Shares	(3,452,343)	2,694,432

Institutional Service Class Shares
Issued	949,874	142,901
Reinvested	18,301	9,669
Redeemed	(285,158)	(120,099)

Total Institutional Service Class Shares	683,017	32,471

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016

SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	1,880,859	2,428,459
Reinvested	1,077,048	1,149,171
Redeemed	(5,638,819)	(6,917,839)

Total Service Class Shares	(2,680,912)	(3,340,209)

Total change in shares	(6,189,240)	(1,165,818)

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows

For the Year Ended October 31, 2017

Nationwide Investor Destinations Moderately Conservative Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$45,471,632
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(84,340,643)
Proceeds from disposition of investment securities of affiliated issuers	188,023,745
Purchase of investment securities of unaffiliated issuers	(9,686,338)
Proceeds from disposition of investment securities of unaffiliated issuers	209,360
Reinvestment of dividend income from affiliated issuers	(10,399,619)
Reinvestment of dividend income from unaffiliated issuers	(19,642)
Reinvestment of interest income from affiliated issuers	(2,473,927)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(14,949,804)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(214,305)
Reinvestment of net realized gain distributions from affiliated underlying funds	(6,750,104)
Net realized gain from investment transactions with affiliated issuers	(13,610,591)
Net realized gain from investment transactions with unaffiliated issuers	(8,537)
Decrease in receivable for investments sold	183,679
Decrease in prepaid expenses	545
Decrease in investment advisory fees	(4,983)
Increase in fund administration fees	3,141
Decrease in distribution fees	(11,704)
Decrease in administrative servicing fees	(23,365)
Decrease in accounting and transfer agent fees	(249)
Decrease in trustee fees	(652)
Increase in custodian fees	1,270
Increase in compliance program costs	92
Decrease in professional fees	(49)
Decrease in printing fees	(4,189)
Decrease in other payables	(3,808)

Net cash provided by operating activities	91,390,955

Cash flows used in financing activities:
Proceeds from shares issued	95,897,401
Cost of shares redeemed	(185,668,714)
Cash distributions paid to shareholders	(1,619,642)

Net cash used in financing activities	(91,390,955)

Net decrease in cash	–

Cash:
Beginning of period	–

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $25,080,298.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, dividend income from unaffiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $19,643,292.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	$10.14	0.21	0.72	0.93	(0.22)	(0.34)	(0.56)	$10.51	9.54%	$67,291,272	0.55%	2.02%	0.55%	22.71%
Year Ended October 31, 2016	$10.35	0.17	0.13	0.30	(0.18)	(0.33)	(0.51)	$10.14	3.11%	$54,037,826	0.54%	1.70%	0.54%	19.58%
Year Ended October 31, 2015	$10.68	0.18	(0.08)	0.10	(0.20)	(0.23)	(0.43)	$10.35	0.95%	$55,283,435	0.58%	1.70%	0.58%	13.81%
Year Ended October 31, 2014	$11.11	0.16	0.35	0.51	(0.18)	(0.76)	(0.94)	$10.68	4.95%	$58,734,361	0.57%	1.54%	0.57%	18.14%
Year Ended October 31, 2013	$10.46	0.17	0.81	0.98	(0.18)	(0.15)	(0.33)	$11.11	9.59%	$48,814,648	0.52%	1.58%	0.52%	36.85%

Class C Shares
Year Ended October 31, 2017	$10.09	0.13	0.72	0.85	(0.14)	(0.34)	(0.48)	$10.46	8.74%	$52,822,319	1.28%	1.31%	1.28%	22.71%
Year Ended October 31, 2016	$10.29	0.10	0.14	0.24	(0.11)	(0.33)	(0.44)	$10.09	2.47%	$60,735,873	1.28%	0.95%	1.28%	19.58%
Year Ended October 31, 2015	$10.63	0.10	(0.08)	0.02	(0.13)	(0.23)	(0.36)	$10.29	0.15%	$60,039,930	1.28%	0.96%	1.28%	13.81%
Year Ended October 31, 2014	$11.07	0.09	0.34	0.43	(0.11)	(0.76)	(0.87)	$10.63	4.17%	$55,313,487	1.26%	0.84%	1.26%	18.14%
Year Ended October 31, 2013	$10.42	0.10	0.81	0.91	(0.11)	(0.15)	(0.26)	$11.07	8.88%	$46,881,793	1.21%	0.90%	1.21%	36.85%

Class R Shares (g)
Year Ended October 31, 2017	$10.16	0.18	0.73	0.91	(0.19)	(0.34)	(0.53)	$10.54	9.27%	$51,281,805	0.85%	1.75%	0.85%	22.71%
Year Ended October 31, 2016	$10.36	0.14	0.14	0.28	(0.15)	(0.33)	(0.48)	$10.16	2.88%	$57,969,013	0.85%	1.39%	0.85%	19.58%
Year Ended October 31, 2015	$10.70	0.15	(0.09)	0.06	(0.17)	(0.23)	(0.40)	$10.36	0.57%	$66,666,515	0.84%	1.45%	0.84%	13.81%
Year Ended October 31, 2014	$11.13	0.13	0.35	0.48	(0.15)	(0.76)	(0.91)	$10.70	4.63%	$83,675,301	0.86%	1.27%	0.86%	18.14%
Year Ended October 31, 2013	$10.47	0.13	0.83	0.96	(0.15)	(0.15)	(0.30)	$11.13	9.30%	$88,286,612	0.86%	1.25%	0.86%	36.85%

Class R6 Shares (h)
Year Ended October 31, 2017	$10.25	0.24	0.74	0.98	(0.26)	(0.34)	(0.60)	$10.63	9.89%	$119,928,414	0.21%	2.34%	0.21%	22.71%
Year Ended October 31, 2016	$10.45	0.21	0.13	0.34	(0.21)	(0.33)	(0.54)	$10.25	3.53%	$150,948,313	0.20%	2.02%	0.20%	19.58%
Year Ended October 31, 2015	$10.79	0.22	(0.09)	0.13	(0.24)	(0.23)	(0.47)	$10.45	1.23%	$125,766,263	0.20%	2.04%	0.20%	13.81%
Year Ended October 31, 2014	$11.21	0.20	0.36	0.56	(0.22)	(0.76)	(0.98)	$10.79	5.38%	$111,372,125	0.21%	1.89%	0.21%	18.14%
Year Ended October 31, 2013	$10.55	0.20	0.82	1.02	(0.21)	(0.15)	(0.36)	$11.21	9.93%	$93,302,759	0.21%	1.88%	0.21%	36.85%

Institutional Service Class Shares
Year Ended October 31, 2017	$10.21	0.22	0.75	0.97	(0.25)	(0.34)	(0.59)	$10.59	9.85%	$10,656,590	0.30%	2.14%	0.30%	22.71%
Year Ended October 31, 2016	$10.41	0.20	0.13	0.33	(0.20)	(0.33)	(0.53)	$10.21	3.43%	$3,300,780	0.30%	1.94%	0.30%	19.58%
Year Ended October 31, 2015	$10.75	0.19	(0.07)	0.12	(0.23)	(0.23)	(0.46)	$10.41	1.12%	$3,028,431	0.32%	1.84%	0.32%	13.81%
Period Ended October 31, 2014 (i)	$10.53	0.10	0.22	0.32	(0.10)	—	(0.10)	$10.75	3.06%	$2,070,270	0.24%	1.37%	0.24%	18.14%

Service Class Shares
Year Ended October 31, 2017	$10.20	0.21	0.73	0.94	(0.22)	(0.34)	(0.56)	$10.58	9.50%	$185,927,647	0.60%	2.01%	0.60%	22.71%
Year Ended October 31, 2016	$10.40	0.16	0.14	0.30	(0.17)	(0.33)	(0.50)	$10.20	3.12%	$206,587,771	0.60%	1.63%	0.60%	19.58%
Year Ended October 31, 2015	$10.74	0.18	(0.09)	0.09	(0.20)	(0.23)	(0.43)	$10.40	0.82%	$245,435,520	0.60%	1.67%	0.60%	13.81%
Year Ended October 31, 2014	$11.17	0.16	0.34	0.50	(0.17)	(0.76)	(0.93)	$10.74	4.88%	$284,346,558	0.61%	1.52%	0.61%	18.14%
Year Ended October 31, 2013	$10.51	0.16	0.82	0.98	(0.17)	(0.15)	(0.32)	$11.17	9.53%	$301,635,705	0.61%	1.50%	0.61%	36.85%

Amount designated as “–” is zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Investor Destinations Conservative Fund

For the annual period ended October 31, 2017, the Nationwide Investor Destinations Conservative Fund (Service Class*) returned 5.17% versus 5.11% for its blended benchmark, 15% Russell 3000® Index, 5% MSCI EAFE® Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index, 35% Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index and 5% Citigroup 3-Month US Treasury Bill (T-Bill) Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 353 funds as of October 31, 2017) was 7.62% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s return was a function of positive performance across both equity and fixed-income asset classes, with the largest overall contribution coming from the Fund’s investments in underlying equity funds.

During the reporting period, both U.S. and non-U.S. stocks generally performed well. The S&P 500® Index returned 23.63% over the period, driven by a broad swath of sectors. U.S. small-capitalization stocks also posted positive results during the reporting period, with the Russell 2000® Index returning 27.85%. The performance of the Russell 2000® Index surpassed the returns of both large-cap and mid-cap indexes (the latter, represented by the S&P MidCap 400® Index, returned 23.48%). The MSCI EAFE Index (representing non-U.S. developed market countries) was equally strong with a gain of 23.44%, but the MSCI Emerging Markets® Index was up even more during the reporting period and returned 26.45%.

U.S. and non-U.S. bonds also showed positive results during the reporting period, despite initial sharply higher U.S. interest rates in the aftermath of the U.S. presidential election. The Bloomberg Barclays U.S. Aggregate Bond Index (which tracks investment-grade, intermediate-term bonds) returned 0.90% as spreads tightened somewhat during the reporting period, thereby helping corporate bonds to post positive returns. Meanwhile, continued strong flows into U.S. high-yield bonds led to impressive returns as the Bank of America/Merrill Lynch US High Yield Master II Index returned 9.14% for the period. The S&P/Citi International Treasury Bond ex-US Index (which tracks sovereign debt in non-U.S. developed markets) returned 2.47% for the reporting period.

Fourteen of the Fund’s 16 underlying investments held during the reporting period posted positive returns. The underlying Nationwide International Index Fund and the underlying Nationwide S&P 500 Index Fund returned 23.51% and 23.36%, respectively, and—despite their small allocations within the Fund—were the largest contributors to the Fund’s returns for the period. The two detractors from Fund returns were the underlying iShares 20+ Year Treasury Bond ETF and the underlying Nationwide Inflation-Protected Securities Fund, which registered -0.83% and -0.26%, respectively, during the reporting period. The interest rate environment negatively affected both of these underlying funds, as they have a higher sensitivity to rising interest rates in the United States.

During the reporting period, the Fund removed the underlying Nationwide Portfolio Completion Fund and added investments in three underlying ETFs: the iShares 20+ Year Treasury Bond ETF, the iShares iBoxx High Yield Corporate Bond ETF, and the iShares MSCI Core Emerging Markets ETF. Adding the ETF allocations allows the portfolio management team more flexibility and precision in allocating capital.

Adviser:

Nationwide Fund Advisors

Portfolio Managers:

Christopher C. Graham; Keith P. Robinette, CFA**; and Andrew Urban, CFA**

*Performance is shown for the Fund’s Service Class because that share class now has more assets than the Fund’s Class A (which was previously shown for performance reporting).

**Keith P. Robinette and Andrew Urban became portfolio managers for the Fund on June 30, 2017.

The Fund is designed to provide diversification across a variety of asset classes, primarily by investing in underlying

Fund Commentary (cont.)	Nationwide Investor Destinations Conservative Fund

funds. Therefore, in addition to the expenses of the Fund, each investor is indirectly paying a proportionate share of the applicable fees and expenses of its underlying funds.

The Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, the Fund’s underlying funds may be subject to specific investment risks, including but not limited to: stock market risk (equity securities); default risk and interest rate risk—if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up (bonds); currency fluctuations, political risks, differences in accounting and limited availability of information (international securities); and derivatives risk (many derivatives create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

The Fund may invest in the Nationwide Contract, which is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life), an affiliate of the Fund’s investment adviser, Nationwide Fund Advisors (NFA). Only the Fund is entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income. If Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the Nationwide Contract may lose money from unpaid principal or unpaid or reduced interest. The financial health of Nationwide Life may have a greater impact on the value of a Fund that invests in it.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

NFA, the Fund’s investment adviser, makes both the asset allocation and underlying fund selection decisions for the Fund. Nationwide Asset Management, LLC (NWAM) provides asset allocation consulting services to NFA. In addition, NWAM serves as the subadviser to certain other Nationwide Funds. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA.

There is no assurance that the investment objective of any Fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Investor Destinations Conservative Fund

Asset Allocation†

Fixed Income Funds	51.0%
Investment Contract	24.0%
Equity Funds	22.0%
Alternative Assets	3.0%
Other assets in excess of liabilities††	0.0%
100.0%

Top Holdings†††

Nationwide Contract	24.0%
Nationwide Bond Index Fund, Class R6	20.0%
Nationwide HighMark Short Term Bond Fund, Class R6	14.0%
Nationwide Core Plus Bond Fund, Class R6	9.0%
Nationwide International Index Fund, Class R6	6.0%
Nationwide S&P 500 Index Fund, Class R6	6.0%
Nationwide Inflation-Protected Securities Fund, Class R6	5.0%
Nationwide Ziegler Equity Income Fund, Class R6	4.0%
Nationwide Mid Cap Market Index Fund, Class R6	3.0%
iShares 20+ Year Treasury Bond Fund	2.0%
Other Holdings	7.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	5.15%	3.44%	3.30%
	w/ SC2	(0.90)%	2.23%	2.69%
Class C	w/o SC1	4.41%	2.71%	2.56%
	w/SC3	3.41%	N/A	N/A
Class R4,5		4.83%	3.12%	2.97%
Class R6[4,6]		5.58%	3.80%	3.62%
Institutional Service Class[4]		5.40%	N/A	3.44%	[7]
Service Class[4]		5.17%	3.39%	3.21%
Bloomberg Barclays U.S. Aggregate Bond Index		0.90%	2.04%	4.19%
Blended Index		5.11%	3.82%	3.89%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of March 3, 2014.

Expense Ratios

Expense Ratio^
Class A	0.81%
Class C	1.56%
Class R	1.12%
Class R6[1]	0.48%
Institutional Service Class	0.56%
Service Class	0.87%

^	Current effective prospectus dated May 24, 2017. The expense ratio also includes indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Fund Performance (cont.)	Nationwide Investor Destinations Conservative Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Service Class shares of the Nationwide Investor Destinations Conservative Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index, the Blended Index* and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The Blended Index comprises 15% Russell 3000® Index, 40% BBgBarc U.S. Aggregate Bond Index, 5% MSCI EAFE® Index, 35% BBgBarc U.S. 1-3 Year Government/Credit Bond Index and 5% Citigroup 3-Month Treasury Bill Index.

Shareholder Expense Example	Nationwide Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Investor Destinations Conservative Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17(a)	Expense Ratio During Period (%) 5/1/17 - 10/31/17(a)
Class A Shares	Actual	(b)	1,000.00	1,025.80	2.76	0.54
	Hypothetical	(b)(c)	1,000.00	1,022.48	2.75	0.54
Class C Shares	Actual	(b)	1,000.00	1,022.20	6.52	1.28
	Hypothetical	(b)(c)	1,000.00	1,018.75	6.51	1.28
Class R Shares	Actual	(b)	1,000.00	1,024.30	4.34	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.92	4.33	0.85
Class R6 Shares(d)	Actual	(b)	1,000.00	1,028.40	1.07	0.21
	Hypothetical	(b)(c)	1,000.00	1,024.15	1.07	0.21
Institutional Service Class Shares	Actual	(b)	1,000.00	1,027.00	1.53	0.30
	Hypothetical	(b)(c)	1,000.00	1,023.69	1.53	0.30
Service Class Shares	Actual	(b)	1,000.00	1,026.40	3.06	0.60
	Hypothetical	(b)(c)	1,000.00	1,022.18	3.06	0.60

(a)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Statement of Investments

October 31, 2017

Nationwide Investor Destinations Conservative Fund

Investment Companies 72.0%

	Shares	Value

Alternative Assets 3.0%
Nationwide Amundi Global High Yield Fund, Class R6 (a)	1,370,976	$14,669,443
Nationwide Emerging Markets Debt Fund, Class R6 (a)	692,508	7,271,329

Total Alternative Assets (cost $20,776,497)		21,940,772

Equity Funds 21.0%
Nationwide International Index Fund, Class R6 (a)	5,019,142	43,967,682
Nationwide Mid Cap Market Index Fund, Class R6 (a)	1,122,143	21,994,003
Nationwide S&P 500 Index Fund, Class R6 (a)	2,676,690	43,951,251
Nationwide Small Cap Index Fund, Class R6 (a)	913,415	14,669,443
Nationwide Ziegler Equity Income Fund, Class R6 (a)	1,849,740	29,299,884

Total Equity Funds (cost $134,474,179)		153,882,263

Fixed Income Funds 48.0%
Nationwide Bond Index Fund, Class R6 (a)	13,321,281	146,800,514
Nationwide Core Plus Bond Fund, Class R6 (a)	6,444,167	66,052,707
Nationwide HighMark Short Term Bond Fund, Class R6 (a)	10,326,678	102,647,178
Nationwide Inflation-Protected Securities Fund, Class R6 (a)	3,750,575	36,643,122

Total Fixed Income Funds (cost $354,404,113)		352,143,521

Total Investment Companies (cost $509,654,789)		527,966,556

Exchange Traded Funds 4.0%
Equity Fund 1.0%
iShares Core MSCI Emerging Markets Fund	132,508	7,391,296

Total Equity Fund (cost $6,978,098)		7,391,296

Fixed Income Funds 3.0%
iShares 20+ Year Treasury Bond Fund	118,246	14,716,897
iShares iBoxx $ High Yield Corporate Bond Fund	82,248	7,276,481

Total Fixed Income Funds (cost $22,112,243)		21,993,378

Total Exchange Traded Funds (cost $29,090,341)		29,384,674

Investment Contract 24.0%

	Principal Amount	Value

Nationwide Contract, 2.85% (a)(b)(c)	$175,791,177	$175,791,177

Total Investment Contract (cost $175,791,177)		175,791,177

Total Investments (cost $714,536,307) — 100.0%		733,142,407

Other assets in excess of liabilities — 0.0%†		8,278

NET ASSETS — 100.0%		$733,150,685

(a)	Investment in affiliate.

(b)	The Nationwide Contract is issued by Nationwide Life Insurance Company. The interest rate changes quarterly. The security is restricted and has been deemed liquid pursuant to procedures approved by the Board of Trustees. Please refer to Note 2(a) for additional information on the contract.

(c)	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

Statement of Assets and Liabilities

October 31, 2017

Nationwide Investor Destinations Conservative Fund
Assets:
Investment securities of affiliated issuers, at value (cost $685,445,966)	$703,757,733
Investment securities of unaffiliated issuers, at value (cost $29,090,341)	29,384,674
Receivable for investments sold	664,711
Receivable for capital shares issued	849,873
Prepaid expenses	43,343

Total Assets	734,700,334

Liabilities:
Payable for capital shares redeemed	988,915
Cash overdraft (Note 2)	111,304
Accrued expenses and other payables:
Investment advisory fees	80,997
Fund administration fees	21,435
Distribution fees	200,682
Administrative servicing fees	94,684
Accounting and transfer agent fees	8,902
Trustee fees	1,813
Custodian fees	6,050
Compliance program costs (Note 3)	460
Professional fees	20,962
Printing fees	11,175
Other	2,270

Total Liabilities	1,549,649

Net Assets	$733,150,685

Represented by:
Capital	$710,418,144
Accumulated undistributed net investment income	1,186,494
Accumulated net realized gains from investment securities of affiliated and unaffiliated issuers	2,939,947
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	18,311,767
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	294,333

Net Assets	$733,150,685

Net Assets:
Class A Shares	$118,949,342
Class C Shares	153,601,464
Class R Shares	37,657,787
Class R6 Shares	84,374,346
Institutional Service Class Shares	205,208,144
Service Class Shares	133,359,602

Total	$733,150,685

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	11,478,078
Class C Shares	14,901,462
Class R Shares	3,642,019
Class R6 Shares	8,099,368
Institutional Service Class Shares	19,745,841
Service Class Shares	12,828,482

Total	70,695,250

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Investor Destinations Conservative Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.36
Class C Shares (b)	$10.31
Class R Shares	$10.34
Class R6 Shares	$10.42
Institutional Service Class Shares	$10.39
Service Class Shares	$10.40
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.99

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliated issuers	$13,315,653
Interest income from affiliated issuers	5,012,601
Dividend income from unaffiliated issuers	118,245

Total Income	18,446,499

EXPENSES:
Investment advisory fees	932,803
Fund administration fees	201,685
Distribution fees Class A	334,482
Distribution fees Class C	1,536,969
Distribution fees Class R	202,346
Distribution fees Service Class	357,063
Administrative servicing fees Class A	107,035
Administrative servicing fees Class C	107,588
Administrative servicing fees Class R	56,657
Administrative servicing fees Institutional Service Class	144,080
Administrative servicing fees Service Class	199,955
Registration and filing fees	90,827
Professional fees	53,289
Printing fees	52,482
Trustee fees	20,728
Custodian fees	34,038
Accounting and transfer agent fees	52,452
Compliance program costs (Note 3)	3,149
Other	20,617

Total expenses before earnings credit	4,508,245

Earnings credit (Note 5)	(6,389)

Net Expenses	4,501,856

NET INVESTMENT INCOME	13,944,643

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains distributions from affiliated Underlying Funds	4,405,918
Net realized gains (losses) from:
Transactions in investment securities of affiliated issuers	1,720,919
Transactions in investment securities of unaffiliated issuers	8,230

Net realized gains	6,135,067

Net change in unrealized appreciation/depreciation in the value of:
Investment securities of affiliated issuers	15,178,603
Investment securities of unaffiliated issuers	294,333

Net change in unrealized appreciation/depreciation	15,472,936

Net realized/unrealized gains	21,608,003

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$35,552,646

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016

Operations:
Net investment income	$13,944,643	$9,545,047
Net realized gains	6,135,067	6,341,164
Net change in unrealized appreciation/depreciation	15,472,936	3,019,936

Change in net assets resulting from operations	35,552,646	18,906,147

Distributions to Shareholders From:
Net investment income:
Class A	(2,860,428)	(2,014,634)
Class C	(2,111,113)	(1,288,009)
Class R	(724,645)	(562,641)
Class R6 (a)	(2,022,989)	(1,776,146)
Institutional Service Class	(3,698,009)	(1,466,219)
Service Class	(2,910,034)	(2,593,937)
Net realized gains:
Class A	(1,452,812)	(1,162,677)
Class C	(1,460,340)	(1,467,611)
Class R	(422,229)	(530,642)
Class R6 (a)	(788,772)	(1,042,945)
Institutional Service Class	(1,209,403)	(662,272)
Service Class	(1,441,718)	(2,120,545)

Change in net assets from shareholder distributions	(21,102,492)	(16,688,278)

Change in net assets from capital transactions	(4,619,995)	174,972,733

Change in net assets	9,830,159	177,190,602

Net Assets:
Beginning of year	723,320,526	546,129,924

End of year	$733,150,685	$723,320,526

Accumulated undistributed net investment income at end of year	$1,186,494	$1,107,874

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$55,847,927	$108,679,689
Dividends reinvested	3,206,812	2,635,437
Cost of shares redeemed	(97,474,383)	(46,685,085)

Total Class A Shares	(38,419,644)	64,630,041

Class C Shares
Proceeds from shares issued	41,898,893	62,710,612
Dividends reinvested	2,959,607	2,143,529
Cost of shares redeemed	(43,252,201)	(27,331,904)

Total Class C Shares	1,606,299	37,522,237

Class R Shares
Proceeds from shares issued	5,780,682	17,644,096
Dividends reinvested	1,129,828	1,076,184
Cost of shares redeemed	(16,400,982)	(14,824,636)

Total Class R Shares	(9,490,472)	3,895,644

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016

CAPITAL TRANSACTIONS: (continued)
Class R6 Shares (a)
Proceeds from shares issued	$20,163,625	$51,733,376
Dividends reinvested	2,809,703	2,818,827
Cost of shares redeemed	(45,707,911)	(32,985,044)

Total Class R6 Shares	(22,734,583)	21,567,159

Institutional Service Class Shares
Proceeds from shares issued	148,691,840	89,110,385
Dividends reinvested	3,352,972	1,290,687
Cost of shares redeemed	(66,223,663)	(21,559,535)

Total Institutional Service Class Shares	85,821,149	68,841,537

Service Class Shares
Proceeds from shares issued	26,958,018	28,350,064
Dividends reinvested	4,346,971	4,713,118
Cost of shares redeemed	(52,707,733)	(54,547,067)

Total Service Class Shares	(21,402,744)	(21,483,885)

Change in net assets from capital transactions	$(4,619,995)	$174,972,733

SHARE TRANSACTIONS:
Class A Shares
Issued	5,484,101	10,813,804
Reinvested	318,268	265,190
Redeemed	(9,582,591)	(4,651,491)

Total Class A Shares	(3,780,222)	6,427,503

Class C Shares
Issued	4,139,230	6,261,341
Reinvested	295,102	217,199
Redeemed	(4,264,104)	(2,736,451)

Total Class C Shares	170,228	3,742,089

Class R Shares
Issued	568,089	1,747,221
Reinvested	112,426	108,824
Redeemed	(1,615,516)	(1,479,146)

Total Class R Shares	(935,001)	376,899

Class R6 Shares (a)
Issued	1,968,726	5,084,687
Reinvested	277,057	282,375
Redeemed	(4,469,078)	(3,255,544)

Total Class R6 Shares	(2,223,295)	2,111,518

Institutional Service Class Shares
Issued	14,548,367	8,830,046
Reinvested	330,360	129,184
Redeemed	(6,478,146)	(2,142,006)

Total Institutional Service Class Shares	8,400,581	6,817,224

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016

SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	2,639,097	2,807,268
Reinvested	430,009	473,958
Redeemed	(5,157,063)	(5,425,238)

Total Service Class Shares	(2,087,957)	(2,144,012)

Total change in shares	(455,666)	17,331,221

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows

For the Year Ended October 31, 2017

Nationwide Investor Destinations Conservative Fund
DECREASE IN CASH
Cash flows provided by operating activities:
Net increase in net assets from operations	$35,552,646
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities of affiliated issuers	(170,477,332)
Proceeds from disposition of investment securities of affiliated issuers	229,565,638
Purchase of investment securities of unaffiliated issuers	(29,185,291)
Proceeds from disposition of investment securities of unaffiliated issuers	221,425
Reinvestment of dividend income from affiliated issuers	(13,315,653)
Reinvestment of dividend income from unaffiliated issuers	(118,245)
Reinvestment of interest income from affiliated issuers	(5,012,601)
Change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	(15,178,603)
Change in unrealized appreciation/depreciation in the value of investment securities of unaffiliated issuers	(294,333)
Reinvestment of net realized gain distributions from affiliated underlying funds	(4,405,918)
Net realized gain from investment transactions with affiliated issuers	(1,720,919)
Net realized gain from investment transactions with unaffiliated issuers	(8,230)
Increase in receivable for investments sold	(664,711)
Increase in prepaid expenses	(6,371)
Decrease in payable for investments purchased	(265,127)
Increase in investment advisory fees	3,007
Increase in fund administration fees	4,463
Decrease in distribution fees	(7,076)
Increase in administrative servicing fees	3,962
Increase in accounting and transfer agent fees	1,357
Decrease in trustee fees	(610)
Increase in custodian fees	2,437
Increase in compliance program costs	191
Increase in professional fees	1,540
Decrease in printing fees	(961)
Decrease in other payables	(5,574)

Net cash provided by operating activities	24,689,111

Cash flows used in financing activities:
Proceeds from shares issued	299,910,769
Cost of shares redeemed	(321,414,585)
Cash overdraft	111,304
Cash distributions paid to shareholders	(3,296,599)

Net cash used in financing activities	(24,689,111)

Net decrease in cash	–

Cash:
Beginning of period	–

End of period	$–

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $17,805,893.

Non-cash operating activities included herein include reinvestments of dividend income from affiliated issuers, dividend income from unaffiliated issuers, interest income from affiliated issuers and realized gain distributions from affiliated underlying funds of $22,852,417.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)(e)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	$10.16	0.21	0.30	0.51	(0.21)	(0.10)	(0.31)	$10.36	5.15%	$118,949,342	0.53%	2.06%	0.53%	30.99%
Year Ended October 31, 2016	$10.14	0.17	0.16	0.33	(0.18)	(0.13)	(0.31)	$10.16	3.31%	$155,015,063	0.54%	1.67%	0.54%	14.83%
Year Ended October 31, 2015	$10.30	0.17	(0.08)	0.09	(0.18)	(0.07)	(0.25)	$10.14	0.91%	$89,550,546	0.55%	1.69%	0.55%	15.91%
Year Ended October 31, 2014	$10.62	0.15	0.22	0.37	(0.17)	(0.52)	(0.69)	$10.30	3.70%	$81,289,282	0.57%	1.51%	0.57%	25.03%
Year Ended October 31, 2013	$10.55	0.16	0.27	0.43	(0.18)	(0.18)	(0.36)	$10.62	4.17%	$61,383,390	0.55%	1.57%	0.55%	39.16%

Class C Shares
Year Ended October 31, 2017	$10.11	0.13	0.31	0.44	(0.14)	(0.10)	(0.24)	$10.31	4.41%	$153,601,464	1.27%	1.30%	1.27%	30.99%
Year Ended October 31, 2016	$10.09	0.09	0.16	0.25	(0.10)	(0.13)	(0.23)	$10.11	2.58%	$148,901,612	1.28%	0.94%	1.28%	14.83%
Year Ended October 31, 2015	$10.25	0.09	(0.07)	0.02	(0.11)	(0.07)	(0.18)	$10.09	0.21%	$110,901,426	1.29%	0.92%	1.29%	15.91%
Year Ended October 31, 2014	$10.58	0.08	0.21	0.29	(0.10)	(0.52)	(0.62)	$10.25	2.91%	$72,301,458	1.27%	0.81%	1.27%	25.03%
Year Ended October 31, 2013	$10.51	0.09	0.27	0.36	(0.11)	(0.18)	(0.29)	$10.58	3.49%	$50,139,130	1.23%	0.87%	1.23%	39.16%

Class R Shares (g)
Year Ended October 31, 2017	$10.14	0.18	0.30	0.48	(0.18)	(0.10)	(0.28)	$10.34	4.83%	$37,657,787	0.84%	1.74%	0.84%	30.99%
Year Ended October 31, 2016	$10.12	0.14	0.15	0.29	(0.14)	(0.13)	(0.27)	$10.14	2.97%	$46,395,556	0.85%	1.37%	0.85%	14.83%
Year Ended October 31, 2015	$10.27	0.14	(0.07)	0.07	(0.15)	(0.07)	(0.22)	$10.12	0.67%	$42,487,159	0.86%	1.39%	0.86%	15.91%
Year Ended October 31, 2014	$10.60	0.13	0.19	0.32	(0.13)	(0.52)	(0.65)	$10.27	3.28%	$51,948,486	0.87%	1.23%	0.87%	25.03%
Year Ended October 31, 2013	$10.52	0.13	0.27	0.40	(0.14)	(0.18)	(0.32)	$10.60	3.92%	$58,782,811	0.88%	1.24%	0.88%	39.16%

Class R6 Shares (h)
Year Ended October 31, 2017	$10.21	0.24	0.32	0.56	(0.25)	(0.10)	(0.35)	$10.42	5.58%	$84,374,346	0.20%	2.35%	0.20%	30.99%
Year Ended October 31, 2016	$10.19	0.20	0.16	0.36	(0.21)	(0.13)	(0.34)	$10.21	3.63%	$105,411,080	0.20%	2.02%	0.20%	14.83%
Year Ended October 31, 2015	$10.35	0.21	(0.08)	0.13	(0.22)	(0.07)	(0.29)	$10.19	1.25%	$83,673,339	0.21%	2.02%	0.21%	15.91%
Year Ended October 31, 2014	$10.67	0.19	0.21	0.40	(0.20)	(0.52)	(0.72)	$10.35	4.04%	$69,248,334	0.22%	1.87%	0.22%	25.03%
Year Ended October 31, 2013	$10.59	0.20	0.27	0.47	(0.21)	(0.18)	(0.39)	$10.67	4.58%	$63,938,645	0.23%	1.86%	0.23%	39.16%

Institutional Service Class Shares
Year Ended October 31, 2017	$10.19	0.23	0.31	0.54	(0.24)	(0.10)	(0.34)	$10.39	5.40%	$205,208,144	0.29%	2.25%	0.29%	30.99%
Year Ended October 31, 2016	$10.17	0.19	0.16	0.35	(0.20)	(0.13)	(0.33)	$10.19	3.55%	$115,594,654	0.30%	1.90%	0.30%	14.83%
Year Ended October 31, 2015	$10.33	0.19	(0.07)	0.12	(0.21)	(0.07)	(0.28)	$10.17	1.17%	$46,044,533	0.31%	1.87%	0.31%	15.91%
Period Ended October 31, 2014 (i)	$10.18	0.11	0.14	0.25	(0.10)	—	(0.10)	$10.33	2.51%	$13,465,257	0.25%	1.64%	0.25%	25.03%

Service Class Shares
Year Ended October 31, 2017	$10.19	0.20	0.32	0.52	(0.21)	(0.10)	(0.31)	$10.40	5.17%	$133,359,602	0.59%	1.99%	0.59%	30.99%
Year Ended October 31, 2016	$10.17	0.16	0.16	0.32	(0.17)	(0.13)	(0.30)	$10.19	3.22%	$152,002,561	0.60%	1.63%	0.60%	14.83%
Year Ended October 31, 2015	$10.32	0.17	(0.07)	0.10	(0.18)	(0.07)	(0.25)	$10.17	0.94%	$173,472,921	0.61%	1.63%	0.61%	15.91%
Year Ended October 31, 2014	$10.65	0.15	0.20	0.35	(0.16)	(0.52)	(0.68)	$10.32	3.52%	$184,148,248	0.63%	1.48%	0.63%	25.03%
Year Ended October 31, 2013	$10.57	0.16	0.27	0.43	(0.17)	(0.18)	(0.35)	$10.65	4.16%	$194,028,941	0.63%	1.49%	0.63%	39.16%

Amount designated as “–” is zero or has been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds’ expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)	For the period from March 4, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 3, 2014 through October 31, 2014.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

October 31, 2017

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2017, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the five (5) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)

- Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)

- Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)

- Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)

- Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds operates as a “fund-of-funds,” which means that each of the Funds pursues its objective(s) by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange traded funds) (“Underlying Funds”), and may have additional investment and concentration risk. The Underlying Funds typically invest in stocks, bonds, and other securities. Each of the Funds may also invest in an unregistered fixed investment contract (the “Nationwide Contract”) issued by Nationwide Life Insurance Company (“NLIC”), which is a direct wholly owned subsidiary of NFS.

The Funds currently offer Class A, Class C, Class R, Service Class, Class R6 and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Effective February 28, 2017, Institutional Class shares were renamed Class R6 shares.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various

Notes to Financial Statements (Continued)

October 31, 2017

methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of registered open-end Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Shares of the registered open-end Underlying Funds and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Investor Destinations Moderate, Investor Destinations Moderately Conservative, and Investor Destinations Conservative currently invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by NLIC. This contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in a contract, which is currently adjusted on a quarterly basis. The interest rate paid by the Nationwide Contract is guaranteed for a given period regardless of current market conditions. The actual interest rate paid to a Fund that invests in the Nationwide Contract may exceed the guaranteed rate and can fluctuate or vary, but it cannot be less than the guaranteed rate. However, if NLIC becomes unable to meet this guarantee, a Fund may lose money from unpaid principal or unpaid/reduced interest. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. The interest credited to each Fund on a daily basis is reinvested in the Nationwide Contract. The par value is calculated each day by the summation of the following: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by the guaranteed interest rate); and (iii) current day net purchase or redemption. For the period from November 1, 2016 through December 31, 2016, the rate was 3.05%. For the

Notes to Financial Statements (Continued)

October 31, 2017

period from January 1, 2017 through March 31, 2017, the rate was 3.00%. For the period from April 1, 2017 through June 30, 2017, the rate was 2.95%. For the period from July 1, 2017 through September 30, 2017, the rate was 2.90%. For the period from October 1, 2017 through October 31, 2017, the rate was 2.85%. From November 1, 2017 through March 31, 2018, the rate will be no less than 1.50% per annum. Effective November 1, 2017, the rate will be no less than 0.00% per annum. NLIC may revise the interest rate on the Nationwide Contract at its discretion.

At October 31, 2017, 100% of the market value of Investor Destinations Aggressive and Investor Destinations Moderately Aggressive was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2017. Please refer to the Statements of Investments for additional information on portfolio holdings.

Investor Destinations Moderate

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$27,964,018	$—	$—	$27,964,018
Investment Companies	1,221,201,005	—	—	1,221,201,005
Investment Contract	—	—	152,876,167	152,876,167
Total	$1,249,165,023	$—	$152,876,167	$1,402,041,190

Investor Destinations Moderately Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$9,719,462	$—	$—	$9,719,462
Investment Companies	395,534,187	—	—	395,534,187
Investment Contract	—	—	82,833,562	82,833,562
Total	$405,253,649	$—	$82,833,562	$488,087,211

Investor Destinations Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded Funds	$29,384,674	$—	$—	$29,384,674
Investment Companies	527,966,556	—	—	527,966,556
Investment Contract	—	—	175,791,177	175,791,177
Total	$557,351,230	$—	$175,791,177	$733,142,407

Amounts designated as “—” are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

Notes to Financial Statements (Continued)

October 31, 2017

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Investor Destinations Moderate

	Investment Contract	Total
Balance as of 10/31/2016	$154,504,298	$154,504,298
Purchases*	24,926,196	24,926,196
Sales	(26,554,327)	(26,554,327)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2017	$152,876,167	$152,876,167

Investor Destinations Moderately Conservative

	Investment Contract	Total
Balance as of 10/31/2016	$90,762,463	$90,762,463
Purchases*	8,137,818	8,137,818
Sales	(16,066,719)	(16,066,719)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2017	$82,833,562	$82,833,562

Investor Destinations Conservative

	Investment Contract	Total
Balance as of 10/31/2016	$173,505,349	$173,505,349
Purchases*	23,523,400	23,523,400
Sales	(21,237,572)	(21,237,572)
Change in Net Appreciation/Depreciation	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2017	$175,791,177	$175,791,177

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

The following table represents the Funds’ Level 3 financial instrument, the valuation technique used to measure the fair value of this financial instrument, and the significant unobservable inputs and the ranges of values for those inputs.

Instrument	Principal Valuation Technique	Unobservable Inputs	Significant Input Values*
Nationwide Contract	Discounted Cash Flow	Daily Transactions	daily
		Interest Rate	2.85% - 3.05%
		Redemption Feature	daily
		Non Assignment Feature	daily
		Termination Feature	daily

Notes to Financial Statements (Continued)

October 31, 2017

*	NFA can increase or redeem all or a portion of each Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. The Funds cannot assign or transfer their interest in the Nationwide Contract to any party. If a Fund transferred its interest in the Nationwide Contract, the issuer would terminate the arrangement and pay the Fund the amount of its holding as of the termination date. The Funds or NLIC have the ability to terminate their investments in the Nationwide Contract at their discretion. The Fair Value Committee (“FVC”) continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news or the credit rating of the issuer.

For additional information about the unaffiliated Underlying Funds’ valuation policies, please refer to the unaffiliated funds’ most recent annual or semiannual report.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies and exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The value of commodity-linked notes may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or changes in the underlying commodity or related commodity index. Because commodity-linked notes are often leveraged, their values may be more volatile than the underlying index. In addition to the performance of commodities, other factors that can affect the value of commodity-linked notes include liquidity, quality, and maturity. The notes are

Notes to Financial Statements (Continued)

October 31, 2017

subject to prepayment, credit, and interest rate risk. Because of the relatively small number of issuers, a Fund’s investment in commodity-linked notes will also be subject to counterparty risk, which is the risk that the issuer of the commodity-linked note will not fulfill its contractual obligations. If the underlying index declines from the entrance date by an amount specified in the note, the note may be automatically redeemed. A Fund can request prepayment from the issuer at any time. A Fund records a realized gain or loss when a note matures or is sold.

Commodity-linked notes may be valued on the basis of a variety of indicators, including a price provided by an independent pricing service, a valuation provided by the note’s counterparty and/or a valuation based on a subadviser model. These prices and valuations are generally the function of the movement of an underlying commodity index as well as other terms of the applicable contract, including the leverage factor and any fee and/or interests components of the note. Commodity-linked notes are generally categorized as Level 2 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a FVC to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the

Notes to Financial Statements (Continued)

October 31, 2017

securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

(b)	Cash Overdraft

As of October 31, 2017, Investor Destinations Conservative had an overdrawn balance of $111,304 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income on the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2017 are primarily attributable to investments in regulated investment companies. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Notes to Financial Statements (Continued)

October 31, 2017

Reclassifications for the year ended October 31, 2017 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/ (losses) from investment transactions
Investor Destinations Aggressive	$—	$1,656,317	$(1,656,317)
Investor Destinations Moderately Aggressive	—	2,562,712	(2,562,712)
Investor Destinations Moderate	—	1,967,723	(1,967,723)
Investor Destinations Moderately Conservative	—	420,051	(420,051)
Investor Destinations Conservative	—	461,195	(461,195)

Amounts designated as “—“ are zero or have been rounded to zero.

(e)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(f)	Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Funds define Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash.

(g)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and

Notes to Financial Statements (Continued)

October 31, 2017

procedures established by the Board of Trustees. Each Fund pays NFA an investment advisory fee of 0.13% per year based on the Fund’s average daily net assets. For the year ended October 31, 2017, the Funds’ effective advisory fee rate was 0.13%.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding 0.25% for each share class until February 28, 2018.

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2017, the Funds had no cumulative potential reimbursements which could be reimbursed to NFA and therefore no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the year ended October 31, 2017, NFM received $1,409,374 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and

85

Notes to Financial Statements (Continued)

October 31, 2017

recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2017, the Funds’ aggregate portion of such costs amounted to $23,426.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class C shares, 0.50% of Class R shares, and 0.25% of Service Class shares of each Fund. Class R6 and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount purchased. During the year ended October 31, 2017, the Funds imposed front-end sales charges of $1,220,274. From these fees, NFD retained a portion amounting to $168,521

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A and Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2017, the Funds imposed CDSCs of $8,841. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at cost at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, Institutional Service Class, and Service Class shares of each of the Funds.

86

Notes to Financial Statements (Continued)

October 31, 2017

For the year ended October 31, 2017, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class	Service Class
Investor Destinations Aggressive	0.11%	0.09%	0.15%	0.11%	0.14%
Investor Destinations Moderately Aggressive	0.10	0.09	0.14	0.09	0.15
Investor Destinations Moderate	0.11	0.08	0.15	0.08	0.15
Investor Destinations Moderately Conservative	0.09	0.07	0.14	0.09	0.14
Investor Destinations Conservative	0.08	0.07	0.14	0.09	0.14

For the year ended October 31, 2017, each Fund’s total administrative services fees were as follows:

Fund	Amount
Investor Destinations Aggressive	$1,226,240
Investor Destinations Moderately Aggressive	1,898,940
Investor Destinations Moderate	1,510,967
Investor Destinations Moderately Conservative	448,385
Investor Destinations Conservative	615,315

As of October 31, 2017, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Investor Destinations Aggressive	47.14%
Investor Destinations Moderately Aggressive	38.81
Investor Destinations Moderate	34.30
Investor Destinations Moderately Conservative	23.17
Investor Destinations Conservative	9.58

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

Cross trades for the year ended October 31, 2017 were executed by the Funds pursuant to procedures adopted by the Board of Trustees of the Funds to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between a Fund and other series of the Trust, or between a Fund and other series of Nationwide Variable Insurance Trust (“NVIT”). The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

87

Notes to Financial Statements (Continued)

October 31, 2017

For the year ended October 31, 2017, pursuant to these Procedures, each Fund’s total cross trades transactions were as follows:

Fund	Purchases at Cost	Sales Proceeds	Net Realized Gain/(Loss)
Investor Destinations Aggressive	$—	$53,379	$1,727
Investor Destinations Moderately Aggressive	—	11,687	367
Investor Destinations Moderately Conservative	—	15,388	698
Investor Destinations Conservative	7,834	4,708	127

Amounts designated as “—” are zero or have been rounded to zero.

4.  Investments in Affiliated Issuers

Each of the Funds invests in Class R6 shares of the affiliated Underlying Funds, and each of the Funds can invest in the Nationwide Contract. The Funds’ transactions in the shares of the affiliated Underlying Funds and in the Nationwide Contract during the year ended October 31, 2017 were as follows:

Investor Destinations Aggressive

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Amundi Global High Yield Fund, Class R6	2,017,477	$32,757,659	$2,107,090	$14,103,999	$659,106	$167,144	$21,587,000	$1,865,595	$149,052
Nationwide Bailard Emerging Markets Equity Fund, Class R6	3,838,966	32,767,230	12,909,343	11,466,945	(581,559)	9,329,963	42,958,032	655,143	—
Nationwide Emerging Markets Debt Fund, Class R6	2,032,046	21,948,111	2,423,044	2,557,663	112,431	(589,436)	21,336,487	1,079,358	865,844
Nationwide Portfolio Completion Fund, Class R6	—	86,862,828	4,232,184	91,621,045	56,743	469,290	—	2,999,955	—
Nationwide International Index Fund, Class R6	28,557,541	314,064,335	14,194,921	126,329,688	23,992,167	24,242,326	250,164,061	6,898,681	657,701
Nationwide International Small Cap Fund, Class R6 (a)	5,195,985	—	65,137,007	13,784,874	1,414,683	12,754,560	65,521,376	—	—
Nationwide Loomis All Cap Growth Fund, Class R6	3,981,701	—	43,015,153	3,337,601	138,868	3,982,287	43,798,707	—	—
Nationwide Mid Cap Market Index Fund, Class R6	7,776,125	151,384,446	27,587,745	45,194,013	23,866,320	(5,232,446)	152,412,052	1,832,203	11,676,978
Nationwide S&P 500 Index Fund, Class R6	21,519,290	324,883,454	76,498,257	95,413,257	45,437,248	1,941,036	353,346,738	6,197,716	17,159,009
Nationwide Small Cap Index Fund, Class R6	4,725,838	117,243,876	10,758,265	69,530,722	7,747,350	9,678,194	75,896,963	1,233,882	6,748,123
Nationwide Bond Index Fund, Class R6	2,927,944	—	33,272,122	1,082,687	9,059	67,448	32,265,942	389,817	—
Nationwide Core Plus Bond Fund, Class R6	1,033,331	—	11,254,018	716,996	4,271	50,350	10,591,643	225,944	—
Total		$1,081,911,939	$303,389,149	$475,139,490	$102,856,687	$56,860,716	$1,069,879,001	$23,378,294	$37,256,707

88

Notes to Financial Statements (Continued)

October 31, 2017

Investor Destinations Moderately Aggressive

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Amundi Global High Yield Fund, Class R6	4,819,582	$53,045,911	$4,066,240	$7,242,697	$345,260	$1,354,813	$51,569,527	$3,591,528	$234,878
Nationwide Bailard Emerging Markets Equity Fund, Class R6	4,581,692	35,465,894	18,696,338	13,137,070	(640,837)	10,884,810	51,269,135	732,838	—
Nationwide Emerging Markets Debt Fund, Class R6	3,195,218	35,472,507	3,140,921	4,256,025	153,161	(960,776)	33,549,788	1,731,864	1,409,058
Nationwide Portfolio Completion Fund, Class R6	—	176,059,740	5,714,648	182,863,264	(197,639)	1,286,515	—	5,503,079	—
Nationwide International Index Fund, Class R6	39,306,826	457,234,206	17,100,776	196,213,044	36,611,319	29,594,539	344,327,796	9,685,827	934,018
Nationwide International Small Cap Fund, Class R6 (a)	6,871,599	—	86,228,649	19,459,915	2,174,862	17,707,270	86,650,866	—	—
Nationwide Loomis All Cap Growth Fund, Class R6	4,753,995	—	51,364,396	3,999,133	174,684	4,753,995	52,293,942	—	—
Nationwide Mid Cap Market Index Fund, Class R6	10,556,128	210,351,585	37,627,055	66,958,756	31,509,115	(5,628,899)	206,900,100	2,495,779	15,845,461
Nationwide S&P 500 Index Fund, Class R6	31,431,938	439,618,133	105,064,535	94,908,465	51,052,609	15,285,604	516,112,416	8,446,722	22,650,963
Nationwide Small Cap Index Fund, Class R6	6,410,147	138,234,493	12,621,847	70,064,684	9,575,249	12,580,058	102,946,963	1,496,406	7,769,360
Nationwide Ziegler Equity Income Fund, Class R6	2,216,886	53,045,911	18,624,984	43,434,606	4,586,757	2,292,434	35,115,480	1,475,022	14,774
Nationwide Bond Index Fund, Class R6	12,337,705	88,362,832	58,940,190	9,870,978	(85,320)	(1,385,214)	135,961,510	2,621,439	105,166
Nationwide Core Plus Bond Fund, Class R6	6,553,120	70,816,061	4,206,865	7,055,463	68,324	(866,305)	67,169,482	2,169,542	106,986
Nationwide Inflation-Protected Securities Fund, Class R6	1,723,559	—	17,776,367	801,275	831	(136,747)	16,839,176	215,193	—
Total		$1,757,707,273	$441,173,811	$720,265,375	$135,328,375	$86,762,097	$1,700,706,181	$40,165,239	$49,070,664

Investor Destinations Moderate Fund

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Amundi Global High Yield Fund, Class R6	3,964,851	$46,522,076	$3,561,820	$9,097,754	$438,034	$999,730	$42,423,906	$2,992,064	$196,252
Nationwide Bailard Emerging Markets Equity Fund, Class R6	2,516,827	15,701,221	15,268,185	8,198,511	(532,122)	5,924,518	28,163,291	339,531	—
Nationwide Emerging Markets Debt Fund, Class R6	2,632,683	31,183,628	2,737,659	5,530,866	186,820	(934,067)	27,643,174	1,439,019	1,181,149
Nationwide Portfolio Completion Fund, Class R6	—	169,878,334	7,274,362	178,125,844	(420,774)	1,393,922	—	5,192,614	—

89

Notes to Financial Statements (Continued)

October 31, 2017

Investor Destinations Moderate Fund (continued)

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide International Index Fund, Class R6	24,088,180	$292,110,780	$13,333,445	$136,174,699	$15,922,314	$25,820,616	$211,012,456	$5,953,605	$572,564
Nationwide International Small Cap Fund, Class R6 (a)	3,396,529	—	43,735,638	10,283,701	1,037,222	8,341,069	42,830,228	—	—
Nationwide Loomis All Cap Growth Fund, Class R6	2,609,456	—	28,172,627	2,173,065	94,994	2,609,456	28,704,012	—	—
Nationwide Mid Cap Market Index Fund, Class R6	7,190,639	153,475,692	16,339,923	47,474,332	13,492,744	5,102,501	140,936,528	1,718,887	11,070,074
Nationwide S&P 500 Index Fund, Class R6	19,672,615	262,022,936	96,602,109	75,548,621	25,857,891	14,090,030	323,024,345	4,924,012	12,920,378
Nationwide Small Cap Index Fund, Class R6	3,521,543	60,220,049	18,735,934	32,819,229	4,500,927	5,918,304	56,555,985	689,805	3,254,912
Nationwide Ziegler Equity Income Fund, Class R6	2,692,071	77,347,474	2,559,136	47,080,487	5,942,553	3,873,728	42,642,404	1,801,075	20,574
Nationwide Bond Index Fund, Class R6	12,624,879	154,802,511	14,020,735	26,779,771	(2,143,474)	(773,839)	139,126,162	3,341,329	179,280
Nationwide Core Plus Bond Fund, Class R6	6,749,862	62,186,321	17,870,311	10,176,593	29,774	(723,728)	69,186,085	2,109,750	90,186
Nationwide HighMark Short Term Bond Fund, Class R6	5,547,420	62,088,843	2,054,358	8,563,467	(95,141)	(343,237)	55,141,356	865,080	—
Nationwide Inflation-Protected Securities Fund, Class R6	1,413,621	—	14,748,105	822,980	(1,228)	(112,824)	13,811,073	176,883	—
Nationwide Contract	$152,876,167	154,504,298	24,926,196	26,554,327	—	—	152,876,167	4,447,165	—
Total		$1,542,044,163	$321,940,543	$625,404,247	$64,310,534	$71,186,179	$1,374,077,172	$35,990,819	$29,485,369

Investor Destinations Moderately Conservative

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Amundi Global High Yield Fund, Class R6	1,371,114	$16,065,222	$1,449,964	$3,343,345	$160,762	$338,316	$14,670,919	$1,043,303	$68,537
Nationwide Emerging Markets Debt Fund, Class R6	462,347	5,339,173	560,907	916,909	28,074	(156,597)	4,854,648	251,209	206,247
Nationwide Portfolio Completion Fund, Class R6	—	42,668,090	2,292,572	45,195,800	5,664	229,474	—	1,390,208	—
Nationwide International Index Fund, Class R6	6,687,141	58,749,359	11,904,843	21,663,317	3,222,505	6,365,963	58,579,353	1,325,631	115,765
Nationwide International Small Cap Fund, Class R6 (a)	390,489	—	4,918,678	1,142,967	140,897	1,007,463	4,924,071	—	—
Nationwide Mid Cap Market Index Fund, Class R6	1,495,553	37,149,558	5,717,752	17,782,978	3,582,470	646,033	29,312,835	397,209	2,706,206

90

Notes to Financial Statements (Continued)

October 31, 2017

Investor Destinations Moderately Conservative (continued)

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide S&P 500 Index Fund, Class R6	4,161,684	$58,625,267	$20,936,790	$20,115,795	$5,960,587	$2,928,009	$68,334,858	$1,126,837	$2,919,653
Nationwide Small Cap Index Fund, Class R6	912,115	10,500,378	6,728,275	4,846,927	(21,736)	2,288,580	14,648,570	144,008	568,357
Nationwide Ziegler Equity Income Fund, Class R6	1,541,223	32,071,773	2,290,561	14,552,857	2,727,180	1,876,322	24,412,979	812,708	8,622
Nationwide Bond Index Fund, Class R6	7,987,219	106,973,852	13,113,556	29,992,850	(2,081,143)	5,733	88,019,148	2,175,228	125,221
Nationwide Core Plus Bond Fund, Class R6	3,333,995	21,437,876	17,372,027	4,450,432	15,061	(201,084)	34,173,448	944,136	31,496
Nationwide HighMark Short Term Bond Fund, Class R6	3,922,463	42,794,091	2,626,138	6,128,961	(56,937)	(245,045)	38,989,286	603,068	—
Nationwide Inflation-Protected Securities Fund, Class R6	1,495,811	10,729,704	5,914,412	1,823,888	(72,793)	(133,363)	14,614,072	186,074	—
Nationwide Contract	$82,833,562	90,762,463	8,137,818	16,066,719	—	—	82,833,562	2,473,927	—
Total		$533,866,806	$103,964,293	$188,023,745	$13,610,591	$14,949,804	$478,367,749	$12,873,546	$6,750,104

Investor Destinations Conservative

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Amundi Global High Yield Fund, Class R6	1,370,976	$14,444,386	$1,543,594	$1,796,965	$89,314	$389,114	$14,669,443	$993,969	$64,346
Nationwide Emerging Markets Debt Fund, Class R6	692,508	7,214,962	1,106,027	888,217	28,018	(189,461)	7,271,329	360,112	290,450
Nationwide Portfolio Completion Fund, Class R6	—	50,560,744	4,146,701	55,030,720	632,268	(308,993)	—	1,669,920	—
Nationwide International Index Fund, Class R6	5,019,142	28,895,104	18,444,538	9,658,999	778,405	5,508,634	43,967,682	793,308	59,283
Nationwide Mid Cap Market Index Fund, Class R6	1,122,143	29,004,892	6,399,061	16,675,399	1,491,916	1,773,533	21,994,003	308,340	2,177,745
Nationwide S&P 500 Index Fund, Class R6	2,676,690	21,654,724	26,293,488	8,643,214	397,772	4,248,481	43,951,251	548,677	1,121,358
Nationwide Small Cap Index Fund, Class R6	913,415	7,208,876	9,617,088	4,043,988	61,512	1,825,955	14,669,443	119,872	400,199
Nationwide Ziegler Equity Income Fund, Class R6	1,849,740	36,107,734	4,433,207	16,605,330	2,734,155	2,630,118	29,299,884	945,304	10,118
Nationwide Bond Index Fund, Class R6	13,321,281	195,456,426	28,461,390	73,297,984	(4,324,798)	505,480	146,800,514	3,892,507	238,065
Nationwide Core Plus Bond Fund, Class R6	6,444,167	28,958,968	45,820,661	8,582,371	39,360	(183,911)	66,052,707	1,713,377	44,354
Nationwide HighMark Short Term Bond Fund, Class R6	10,326,678	101,286,418	12,335,357	10,249,634	(94,184)	(630,779)	102,647,178	1,516,698	—

91

Notes to Financial Statements (Continued)

October 31, 2017

Investor Destinations Conservative (continued)

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Inflation-Protected Securities Fund, Class R6	3,750,575	$28,913,762	$11,086,992	$2,855,245	$(112,819)	$(389,568)	$36,643,122	$453,569	$—
Nationwide Contract	$175,791,177	173,505,349	23,523,400	21,237,572	—	—	175,791,177	5,012,601	—
Total		$723,212,345	$193,211,504	$229,565,638	$1,720,919	$15,178,603	$703,757,733	$18,328,254	$4,405,918

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include reinvestment of income and realized gain distributions, as applicable.

(a)	Nationwide International Small Cap Fund commenced operations on December 30, 2016

Further information about each affiliated Underlying Fund (excluding the Nationwide Contract, which is not a mutual fund) may be found in such Affiliated Underlying Fund’s most recent annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NVIT (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended October 31, 2017, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

JPMorgan provides earnings credits for cash balances maintained in a Fund’s custody accounts, which are used to offset custody fees of a Fund. Credits earned, if any, are presented in the Statement of Operations. During the year ended October 31, 2017, none of the Funds engaged in interfund lending.

92

Notes to Financial Statements (Continued)

October 31, 2017

6.  Investment Transactions

For the year ended October 31, 2017, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases*	Sales
Investor Destinations Aggressive	$319,057,553	$475,386,312
Investor Destinations Moderately Aggressive	457,830,514	720,331,215
Investor Destinations Moderate	349,266,650	625,404,247
Investor Destinations Moderately Conservative	113,670,273	188,233,105
Investor Destinations Conservative	222,515,040	229,787,063
*	Purchases include reinvestment of income and realized gain distributions, as applicable.

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

The Underlying Funds in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each current prospectus for a discussion of the risks associated with investing in the Funds. In addition, information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s annual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Underlying Fund, may also be found in each such affiliated or unaffiliated Underlying Fund’s annual or semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the Securities and Exchange Commission (“SEC”) voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most

93

Notes to Financial Statements (Continued)

October 31, 2017

funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Funds’ financial statements for the year ended October 31, 2017.

10.  Other

As of October 31, 2017, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Investor Destinations Aggressive	50.98%	3	(a)
Investor Destinations Moderately Aggressive	60.57	4	(a)
Investor Destinations Moderate	58.14	4	(a)
Investor Destinations Moderately Conservative	34.06	2
Investor Destinations Conservative	10.38	1

(a)	All or a portion of the accounts are the accounts of affiliated funds.

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Investor Destinations Aggressive	$18,980,937	$83,247,736	$102,228,673	$—	$102,228,673
Investor Destinations Moderately Aggressive	33,216,431	116,452,758	149,669,189	—	149,669,189
Investor Destinations Moderate	30,182,517	85,356,916	115,539,433	—	115,539,433
Investor Destinations Moderately Conservative	10,439,434	16,260,506	26,699,940	—	26,699,940
Investor Destinations Conservative	14,344,619	6,757,873	21,102,492	—	21,102,492

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include short-term capital gains, if any.

94

Notes to Financial Statements (Continued)

October 31, 2017

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Investor Destinations Aggressive	$16,756,068	$68,281,899	$85,037,967	$—	$85,037,967
Investor Destinations Moderately Aggressive	28,458,559	118,260,798	146,719,357	—	146,719,357
Investor Destinations Moderate	25,899,112	117,115,139	143,014,251	—	143,014,251
Investor Destinations Moderately Conservative	9,222,811	17,459,067	26,681,878	—	26,681,878
Investor Destinations Conservative	9,701,586	6,986,692	16,688,278	—	16,688,278

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include short-term capital gains, if any.

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Investor Destinations Aggressive	$1,537,535	$116,608,763	$118,146,298	$—	$—	$156,451,264	$274,597,562
Investor Destinations Moderately Aggressive	2,904,513	150,341,221	153,245,734	—	—	237,862,885	391,108,619
Investor Destinations Moderate	2,271,657	75,974,263	78,245,920	—	—	133,539,968	211,785,888
Investor Destinations Moderately Conservative	762,771	16,908,772	17,671,543	—	—	22,229,351	39,900,894
Investor Destinations Conservative	1,204,229	6,839,472	8,043,701	—	—	14,688,840	22,732,541

Amounts designated as “—” are zero or have rounded to zero.

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions

As of October 31, 2017, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investor Destinations Aggressive	$929,772,169	$156,559,442	$(108,178)	$156,451,264
Investor Destinations Moderately Aggressive	1,480,421,136	240,540,157	(2,677,272)	237,862,885
Investor Destinations Moderate	1,268,501,222	138,451,796	(4,911,828)	133,539,968
Investor Destinations Moderately Conservative	465,857,860	25,774,634	(3,545,283)	22,229,351
Investor Destinations Conservative	718,453,567	18,676,691	(3,987,851)	14,688,840

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

95

Report of Independent Registered Public

Accounting Firm

October 31, 2017

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of the Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights of Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund and the statement of cash flows for Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund present fairly, in all material respects, the financial position of Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund (five series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) as of October 31, 2017, the results of operations and cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for Nationwide Investor Destinations Aggressive Fund and Nationwide Investor Destinations Moderately Aggressive Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, underlying funds’ transfer agent and fixed contract issuer and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2017

96

Supplemental Information

October 31, 2017 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2017 Form 1099-DIV.

For the taxable year ended October 31, 2017, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Investor Destinations Aggressive	39.89%
Investor Destinations Moderately Aggressive	35.56
Investor Destinations Moderate	27.71
Investor Destinations Moderately Conservative	23.17
Investor Destinations Conservative	13.78

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Investor Destinations Aggressive	$83,247,736
Investor Destinations Moderately Aggressive	116,452,758
Investor Destinations Moderate	85,356,916
Investor Destinations Moderately Conservative	16,260,506
Investor Destinations Conservative	6,757,873

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2017, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Investor Destinations Aggressive	$8,623,284	$0.0898
Investor Destinations Moderately Aggressive	12,139,748	0.0803
Investor Destinations Moderate	7,727,495	0.0583
Investor Destinations Moderately Conservative	1,577,141	0.0342
Investor Destinations Conservative	1,153,419	0.0163

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2017, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Investor Destinations Aggressive	$783,864	$0.0082
Investor Destinations Moderately Aggressive	1,035,650	0.0068
Investor Destinations Moderate	601,024	0.0045
Investor Destinations Moderately Conservative	105,723	0.0023
Investor Destinations Conservative	65,754	0.0009

97

Management Information

October 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 53 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	113

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	113

98

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	113

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	113

99

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

100

Management Information (Continued)

October 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	113
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

101

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

102

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that measures the performance of U.S. dollar-denominated tax-exempt bonds with maturities of seven years, including state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays Global Aggregate Bond Index (hedged to USD): An unmanaged index that measures global investment-grade debt, including Treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers, with a remaining maturity of at least one year. Performance is calculated and hedged in U.S. dollars.

Bloomberg Barclays U.S. Municipal Bond Index: An unmanaged index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds, serves as a broad market performance index for the tax exempt bond market.

Bloomberg Barclays U.S. Government/Credit 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency) with maturities of one year or more); generally representative of the bond market as a whole.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury with a remaining maturity of at least one year; a subset of the Global Inflation-Linked Index (Series-L).

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill). ©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

ICE BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

103

Market Index Definitions (cont.)

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

ICE BofAML US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated corporate bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

104

Market Index Definitions (cont.)

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe; includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

105

Market Index Definitions (cont.)

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

106

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities their principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up process: A method of investing that involves the selection of equity securities based on their individual attributes regardless of broader national or economic factors.

Common stock: Securities representing shares of ownership in a corporation.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Frontier market countries typically are emerging market countries that are considered to be among the smallest, least mature and least liquid.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

107

Glossary (cont.)

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and the securities’ principal at maturity.

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for cash the values of contracts based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give holders the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

108

Glossary (cont.)

Repurchase agreement: An agreement under which a fund enters into a contract with a broker-dealer or a bank for the purchase of securities, and in return the broker-dealer or bank agrees to repurchase the same securities at a specified date and price.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., the securities are priced at less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

109

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2017

AR-ID (12/17)

Annual Report

October 31, 2017

Nationwide Mutual Funds

Fixed-Income Funds

Nationwide Bond Fund

Nationwide Core Plus Bond Fund

Nationwide Government Bond Fund

Nationwide Government Money Market Fund

Nationwide HighMark Bond Fund

Nationwide HighMark California Intermediate Tax Free Bond Fund

Nationwide HighMark National Intermediate Tax Free Bond Fund

Nationwide HighMark Short Term Bond Fund

Nationwide High Yield Bond Fund

Nationwide Inflation-Protected Securities Fund

Nationwide Ziegler Wisconsin Tax Exempt Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

October 31, 2017

Dear Investor,

During the annual period ended October 31, 2017, investor attention was focused largely on corporate and economic fundamentals, which continue to improve and helped the S&P 500® Index deliver positive returns in every month during the period and 23.63% overall. Earnings have strengthened and economic growth has picked up, both domestically and overseas.

While the U.S. economic expansion is now in its ninth year and therefore in a late-stage maturation period of the business cycle, many developed and emerging market economies are in earlier stages of the cycle and have more potential for growth. In fact, developed market stocks rose strongly last quarter and are on track for their best year since 2009.

Tax reform continues to make headlines and capture investor attention. Although there still might be a ways to go and some pundits are generally less optimistic than investors on the prospects for tax cuts, a reduction in the effective tax rate could boost corporate earnings and potentially lift stock prices further.

After the reporting period, we were excited to announce new subadvisers for eight Nationwide Funds that were previously managed by HighMark Capital Management, Inc., which is exiting the subadvisory business. These new subadvisers bring compelling investment processes and expertise that we hope will help fulfill investor expectations.

Finding the best subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe these new subadvisers will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed, and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both domestic and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual reporting period ended October 31, 2017, equity markets rallied; returns were driven by an improving economic and earnings environment teamed with optimism for pro-growth policies put forth by the new U.S. presidential administration. Fixed-income returns, however, were mixed on higher long-term rates and narrowing credit spreads. Domestic equities were quite strong, with the S&P 500® Index (S&P 500) returning 23.63% for the reporting period and establishing monthly closing highs in 11 of the 12 months. International markets also rallied on a strong economic rebound, improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 23.44% for the period, while the MSCI Emerging Markets® Index surpassed that with 26.45%.

In the United States, equity markets showed consistent and stable growth throughout the period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved overall throughout the period, with 1.8% in the fourth calendar quarter of 2016, 1.2% in the first quarter of 2017, 3.1% in the second quarter and 3.0% in the third quarter. The latter half of the reporting period marked the first consecutive quarters since 2014 with 3% growth. Expectations are for moderating GDP growth, with consensus estimates for 2.7%, 2.1% and 2.2% in the next three quarters. Corporate profits served as a key driver to equity returns, with S&P 500 earnings growth of 5%, 14%, 11% and 6%, respectively, for the quarters of the period. Expectations are for continued growth, with estimates of 10% for each of the next three quarters.

The Federal Reserve (the Fed) slightly accelerated its pace for federal funds rate increases, moving to raise rates by 0.25% in December 2016 as well as March and June of 2017. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target an additional hike in December of 2017 and three additional hikes in 2018. Long-term interest rates were volatile during the period, spiking initially in anticipation of inflation driven by the pro-growth initiatives of the Trump

administration. Rates moderated between inauguration day (January 20, 2017) and August, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 months.

Entering the reporting period, the S&P 500 had experienced a near four-month stretch of weakness during the summer and early fall of 2016, as investors were unwilling to commit ahead of the U.S. presidential election. Immediately following the election, investors aggressively bought equities, in light of broad optimism that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns for the S&P 500 were positive in each of the 12 months of the period; the highest return was 4.0% in February 2017, and the lowest was 0.1% in March. The best-performing sectors were technology, financials and industrials, while the weakest were telecommunications, energy and consumer staples. Small-capitalization stocks substantially outperformed large, while growth outperformed value.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from an extended time of underperformance in recent years. Between 2010 and mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since then, the MSCI EAFE has outperformed in five of the past six quarters. With news about Brexit and worries stabilizing in regard to the populist wave in Europe, investors turned their focus to the

2

Economic Review (cont.)

acceleration in economic data and corporate profits. Foreign central banks continued to be aggressively stimulative, in contrast to the Fed’s tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short and long ends of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield rose from 1.82% to 2.37%, though it was lower than the high of 2.62% seen in mid-March 2017. Short- and long-term rates rose roughly in line, with the spread between 10-year and 2-year Treasury bonds narrowing by 0.2%.

Index	Annual Total Return (as of October 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.67%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-1.76%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	5.78%
Bloomberg Barclays Municipal Bond	2.19%
Bloomberg Barclays U.S. Aggregate Bond	0.90%
Bloomberg Barclays U.S. Corporate High Yield	8.92%
MSCI EAFE®	23.44%
MSCI Emerging Markets®	26.45%
MSCI World ex USA	22.74%
Russell 1000® Growth	29.71%
Russell 1000® Value	17.78%
Russell 2000®	27.85%
S&P 500®	23.63%

Source: Morningstar

3

Fund Commentary	Nationwide Bond Fund

For the annual period ended October 31, 2017, the Nationwide Bond Fund (Institutional Service Class) returned 1.26% versus 0.90% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 262 funds as of October 31, 2017) was 3.16% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The year started out with a continuation of central banks, namely the European Central Bank and the Bank of England, actively purchasing large amounts of corporate bonds as part of their respective quantitative easing programs. In the U.S., the election of Donald Trump led to expectations of market-friendly policies such as reduced regulation, lower taxes, and infrastructure spending. While we have seen reduced regulation but little in the way of new legislation, risk assets have performed well in 2017, with stocks making new all-time highs throughout 2017 and credit spreads hitting levels we haven’t seen since before the financial crisis.

The post-election rally continued in early 2017, which led to the lowest implied volatility in the S&P 500® Index since 2006. The Fed increased rates in March 2017, which caused minimal disruptions to financial markets, a flatter yield curve and pushed up short rates. Increasing geopolitical and economic risks, along with surprisingly low inflation, led to a small de-risking in the financial markets that modestly pushed longer rates down.

As economic expansion slowed, the Fed increased rates again in June 2017, but long-term rates still declined as inflation data was soft. The increase in rates did little to spark the dollar as it continued to slide. The growth in the global economy started to fuel a rebound in exports, helping to boost business spending.

The latter portion of the year was marked by natural disasters and geopolitical tensions, which did little to slow the upward trend of the financial markets. The economy continued its slow expansion, but inflation remained weak, and without another Fed rate hike the dollar continued its slide.

Ten-year Treasuries, which began the period at 1.83%, followed a relatively increasing pattern to a higher yield level at the end of the period. The yield increased sharply directly after the U.S. presidential election. Throughout the rest of 2017 the yield level went almost as low as at the start of the period, but ended the period at 2.38%.

The overweight in spread assets relative to Treasuries was the primary driver of positive returns relative to the benchmark. On a benchmark relative basis, the biggest detractors to performance are government securities and agency mortgage-backed securities, due to having been underweight in lieu of owning corporate bonds and structured bonds. While the long end of the yield curve was little changed during the reporting period, the front end of the curve was under pressure as the Fed raised rates three times. Given that the Fund was overweight spread product, we used interest rate derivatives to hedge the added duration exposure, which detracted from performance. Some short corporate bonds and all short Treasuries in the Fund during the reporting period would have generated negative returns, as well. During the year, the fund employed the use of derivatives to manage duration exposure. Derivatives included the use of Treasury futures as well as options on Treasury futures. The use of futures is a more efficient means by which the portfolio manager hedges the Fund’s exposure to changes in interest rates.

The Fund is expected to maintain overweight positions in risk- or spread-based assets, including investment-grade credit and commercial mortgage-backed securities (CMBS), on a view of better value relative to Treasuries and agency mortgage-backed securities (MBS). The Fund is positioned for slightly lower rates and stable to tighter spreads.

4

Fund Commentary (cont.)	Nationwide Bond Fund

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Gary S. Davis, CFA and Corsan Maley

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Bond Fund

Asset Allocation†

Corporate Bonds	56.5%
Asset-Backed Securities	22.7%
U.S. Treasury Obligations	8.6%
Commercial Mortgage-Backed Securities	4.9%
Collateralized Mortgage Obligations	3.7%
Mortgage-Backed Securities	1.7%
Repurchase Agreement	0.7%
Municipal Bonds	0.6%
Purchased Options	0.1%
Short-Term Investment††	0.0%
Futures Contracts††	(0.0)%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	8.3%
Banks	7.7%
Diversified Telecommunication Services	3.7%
Insurance	3.2%
Electric Utilities	2.8%
Pharmaceuticals	2.2%
Equity Real Estate Investment Trusts (REITs)	2.1%
Multi-Utilities	2.0%
Media	1.9%
Beverages	1.5%
Other Industries*	64.6%
100.0%

Top Holdings†††

U.S. Treasury Notes, 2.00%, 10/31/2022	6.2%
Long Beach Mortgage Loan Trust, 1.97%, 8/25/2035	2.5%
NextGear Floorplan Master Owner Trust, 2.19%, 9/15/2021	2.5%
U.S. Treasury Notes, 1.63%, 10/15/2020	2.5%
Ocwen Master Advance Receivables Trust, 2.72%, 8/16/2049	2.0%
Chase Mortgage Trust, 3.75%, 12/25/2045	1.9%
BBCMS Mortgage Trust, 3.39%, 8/14/2036	1.5%
Neuberger Berman CLO XVI Ltd., 2.81%, 4/15/2026	1.5%
UBS Group Funding Switzerland AG, 2.65%, 2/1/2022	1.5%
First Investors Auto Owner Trust, 1.87%, 11/15/2021	1.3%
Other Holdings*	76.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

6

Fund Performance	Nationwide Bond Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	1.02%	2.09%	4.34%
	w/SC2	(1.28)%	1.20%	3.89%
Class C	w/o SC1	0.26%	1.33%	3.60%
	w/SC3	(0.72)%	N/A	N/A
Class R4,5		0.62%	1.76%	4.02%
Class R6[4,6]		1.32%	N/A	2.37%	[7]
Institutional Service Class[8]	w/o SC1	1.26%	2.34%	4.62%
	w/SC9	N/A	2.34%	4.14%
Bloomberg Barclays U.S. Aggregate Bond Index		0.90%	2.04%	4.19%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not	Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of December 6, 2012.

[8]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[9]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front-end sales charge was eliminated.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.80%	0.74%
Class C	1.55%	1.49%
Class R	1.20%	1.14%
Class R6[1]	0.50%	0.44%
Institutional Service Class	0.55%	0.49%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

7

Fund Performance (cont.)	Nationwide Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Bond Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,017.30	3.76	0.74
	Hypothetical	(a)(b)	1,000.00	1,021.48	3.77	0.74
Class C Shares	Actual	(a)	1,000.00	1,013.50	7.56	1.49
	Hypothetical	(a)(b)	1,000.00	1,017.69	7.58	1.49
Class R Shares	Actual	(a)	1,000.00	1,015.30	5.79	1.14
	Hypothetical	(a)(b)	1,000.00	1,019.46	5.80	1.14
Class R6 Shares(c)	Actual	(a)	1,000.00	1,018.80	2.24	0.44
	Hypothetical	(a)(b)	1,000.00	1,022.99	2.24	0.44
Institutional Service Class Shares	Actual	(a)	1,000.00	1,018.50	2.59	0.51
	Hypothetical	(a)(b)	1,000.00	1,022.63	2.60	0.51

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

9

Statement of Investments

October 31, 2017

Nationwide Bond Fund

Asset-Backed Securities 22.7%

	Principal Amount	Value

Airlines 4.1%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 3/15/2023 (a)	$3,419,028	$3,436,123
American Airlines Pass-Through Trust
Series 2013-2, Class B, 5.60%, 7/15/2020 (a)	749,891	785,043
Series 2015-2, Class B, 4.40%, 9/22/2023	4,185,913	4,325,722
Series 2016-3, Class B, 3.75%, 10/15/2025	1,000,000	1,003,175
British Airways Pass-Through Trust, Series 2013-1, Class B, 5.63%, 6/20/2020 (a)	481,844	501,984
Continental Airlines Pass-Through Trust, Series 2007-1, Class B, 6.90%, 4/19/2022	331,456	350,946
Spirit Airlines Pass-Through Trust, Series 2015-1A, Class A, 4.10%, 4/1/2028	1,793,687	1,883,371
United Airlines Pass-Through Trust
Series 2014-1, Class B, 4.75%, 4/11/2022	3,022,364	3,154,441
Series 2016-1, Class B, 3.65%, 1/7/2026	1,500,000	1,497,992

		16,938,797

Automobiles 4.3%
Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.15%, 4/15/2024 (a)	4,000,000	3,986,450
First Investors Auto Owner Trust
Series 2016-2A, Class A1, 1.53%, 11/16/2020 (a)	2,851,215	2,846,013
Series 2016-2A, Class A2, 1.87%, 11/15/2021 (a)	5,350,000	5,325,453
Prestige Auto Receivables Trust, Series 2016-2A, Class A2, 1.46%, 7/15/2020 (a)	5,202,977	5,192,981

		17,350,897

Other 14.3%
Cedar Funding II CLO Ltd., Series 2013-1A, Class BR, 3.07%, 6/9/2030 (a)(b)	3,000,000	3,006,093
CVS Pass-Through Trust, 6.94%, 1/10/2030	1,828,065	2,171,112
Dryden 34 Senior Loan Fund, Series 2014-34A, Class AR, 2.52%, 10/15/2026 (a)(b)	3,500,000	3,519,460
Golden Bear LLC, Series 2016-1A, Class A, 3.75%, 9/20/2047 (a)	1,946,282	1,963,523
HERO Funding Trust, Series 2015-1A, Class A, 3.84%, 9/21/2040 (a)	2,197,852	2,236,315
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M2, 1.97%, 8/25/2035 (b)	10,000,000	10,006,714

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class A1R, 2.81%, 4/15/2026 (a)(b)	$6,000,000	$6,004,560
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class A, 2.59%, 4/19/2030 (a)(b)	2,000,000	2,015,092
NextGear Floorplan Master Owner Trust, Series 2016-2A, Class A2, 2.19%, 9/15/2021 (a)	10,000,000	9,980,199
NRZ Advance Receivables Trust Advance Receivables Backed, Series 2016-T1, Class AT1, 2.75%, 6/15/2049 (a)	1,500,000	1,487,031
Ocwen Master Advance Receivables Trust, Series 2016-T2, Class AT2, 2.72%, 8/16/2049 (a)(c)	8,150,000	8,129,625
RAMP Trust, Series 2002-RS1, Class AI5, 5.64%, 1/25/2032 (b)	198,558	202,824
Soundview Home Loan Trust, Series 2006-WF2, Class M1, 1.46%, 12/25/2036 (b)	3,000,000	2,947,006
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2016-T2, Class AT2, 2.75%, 11/15/2049 (a)	4,200,000	4,211,061
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-6XS, Class A6, 5.13%, 3/25/2034 (d)	8,571	8,610
VOLT LIV LLC, Series 2017-NPL1, Class A1, 3.50%, 2/25/2047 (a)(d)	347,737	349,711

		58,238,936

Total Asset-Backed Securities (cost $91,423,518)		92,528,630

Collateralized Mortgage Obligations 3.7%
Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 3/25/2037	377,060	324,557
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/2034 (d)	55,370	56,065
Chase Mortgage Trust, Series 2016-2, Class M2, 3.75%, 12/25/2045 (a)(b)	7,596,185	7,700,817
CHL Mortgage Pass-Through Trust, Series 2005-15, Class A7, 5.50%, 8/25/2035	109,633	100,182
Citigroup Mortgage Loan Trust, Series 2015-RP2, Class A1, 3.50%, 1/25/2053 (a)(b)	2,082,417	2,090,027

10

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

FNMA REMICS
Series 2003-33, Class LB, 5.50%, 5/25/2023	$545,078	$577,146
Series 2009-42, Class AP, 4.50%, 3/25/2039	232,910	243,396
MASTR Alternative Loan Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/2035	329,630	317,159
New Residential Mortgage Loan Trust, Series 2016-3A, Class A1, 3.75%, 9/25/2056 (a)(b)	2,383,623	2,451,399
Sequoia Mortgage Trust, Series 2017-CH1, Class A2, 3.50%, 10/25/2047 (a)(b)	1,192,175	1,207,928

Total Collateralized Mortgage Obligations (cost $15,157,152)		15,068,676

Commercial Mortgage-Backed Securities 4.9%
Aventura Mall Trust Series 2013-AVM, Class A, 3.74%, 12/5/2032 (a)(b)	2,390,000	2,482,584
BBCMS Mortgage Trust Series 2016-ETC, Class C, 3.39%, 8/14/2036 (a)	6,300,000	6,049,745
Citigroup Commercial Mortgage Trust Series 2017-P8, Class A4, 3.47%, 9/15/2050	3,287,000	3,379,016
COMM Mortgage Trust Series 2014-TWC, Class B, 2.84%, 2/13/2032 (a)(b)	1,000,000	1,004,064
Core Industrial Trust Series 2015-TEXW, Class B, 3.33%, 2/10/2034 (a)	4,980,000	5,051,720
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C28, Class A4, 3.54%, 1/15/2049	2,000,000	2,073,171

Total Commercial Mortgage-Backed Securities (cost $20,494,037)		20,040,300

Corporate Bonds 56.5%
Aerospace & Defense 0.7%
Lockheed Martin Corp.,
3.55%, 1/15/2026	1,250,000	1,298,397
United Technologies Corp.,
3.10%, 6/1/2022	1,000,000	1,026,317
4.50%, 6/1/2042	500,000	544,503

		2,869,217

Auto Components 0.3%
BorgWarner, Inc.,
3.38%, 3/15/2025	1,000,000	1,006,114

Automobiles 0.7%
Hyundai Capital America,
2.60%, 3/19/2020 (a)	2,000,000	1,995,618
3.00%, 10/30/2020 (a)	1,000,000	1,003,830

		2,999,448

Corporate Bonds (continued)

	Principal Amount	Value

Banks 7.6%
Bank of America Corp.,
4.20%, 8/26/2024	$1,000,000	$1,056,012
4.00%, 1/22/2025	1,000,000	1,035,684
Series L, 3.95%, 4/21/2025	1,750,000	1,803,558
(ICE LIBOR USD 3 Month + 1.58%) 3.82%, 1/20/2028 (e)	2,000,000	2,059,283
Citigroup, Inc.,
4.45%, 9/29/2027	2,000,000	2,110,527
4.75%, 5/18/2046	1,000,000	1,085,509
Citizens Financial Group, Inc.,
3.75%, 7/1/2024	1,500,000	1,498,485
4.35%, 8/1/2025	2,000,000	2,086,518
Cooperatieve Rabobank UA,
3.38%, 5/21/2025	1,000,000	1,030,175
5.75%, 12/1/2043	600,000	761,814
HSBC Holdings plc, 4.38%, 11/23/2026	2,000,000	2,103,252
Huntington Bancshares, Inc.,
7.00%, 12/15/2020	500,000	565,890
2.30%, 1/14/2022	1,000,000	987,459
ING Groep NV, 3.95%, 3/29/2027	2,000,000	2,093,782
JPMorgan Chase & Co.,
Series 1, (ICE LIBOR USD 3 Month + 3.47%) 7.90%, 04/30/18 (e)(f)	1,000,000	1,025,500
3.88%, 9/10/2024	500,000	521,643
4.95%, 6/1/2045	1,500,000	1,708,934
SunTrust Bank, 3.30%, 5/15/2026	1,600,000	1,583,851
UBS Group Funding Switzerland AG,
2.65%, 2/1/2022 (a)	6,000,000	5,981,092

		31,098,968

Beverages 1.5%
Anheuser-Busch InBev Finance, Inc.,
3.65%, 2/1/2026	3,000,000	3,095,638
4.90%, 2/1/2046	1,000,000	1,124,610
Dr Pepper Snapple Group, Inc., 3.40%, 11/15/2025	1,000,000	1,013,249
Pernod Ricard SA, 3.25%, 6/8/2026 (a)	1,000,000	1,003,350

		6,236,847

Biotechnology 1.5%
AbbVie, Inc.,
2.50%, 5/14/2020	1,000,000	1,008,107
2.30%, 5/14/2021	1,500,000	1,497,815
2.90%, 11/6/2022	1,000,000	1,010,577
3.60%, 5/14/2025	1,000,000	1,027,953
3.20%, 5/14/2026	1,000,000	993,057
Celgene Corp., 4.63%, 5/15/2044	650,000	671,761

		6,209,270

Capital Markets 1.0%
FMR LLC,
5.35%, 11/15/2021 (a)	785,000	857,223
4.95%, 2/1/2033 (a)	1,000,000	1,129,223

11

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
Morgan Stanley,
3.95%, 4/23/2027	$1,000,000	$1,019,900
(ICE LIBOR USD 3 Month + 1.34%) 3.59%, 7/22/2028 (e)	1,000,000	1,006,610

		4,012,956

Chemicals 1.0%
Agrium, Inc., 5.25%, 1/15/2045	1,250,000	1,443,300
Ashland LLC, 4.75%, 8/15/2022	1,000,000	1,055,200
Cytec Industries, Inc., 3.95%, 5/1/2025	600,000	614,211
Solvay Finance America LLC, 3.40%, 12/3/2020 (a)	1,000,000	1,028,306

		4,141,017

Consumer Finance 1.3%
Ford Motor Credit Co. LLC,
3.16%, 8/4/2020	2,000,000	2,041,700
3.10%, 5/4/2023	2,000,000	1,997,166
3.81%, 1/9/2024	1,250,000	1,282,265

		5,321,131

Diversified Financial Services 1.3%
HERO Funding Trust, Series 2015-3, 4.28%, 9/20/2041	2,041,821	2,105,628
Shell International Finance BV, 4.38%, 5/11/2045	2,000,000	2,167,723
Siemens Financieringsmaatschappij NV,
3.25%, 5/27/2025 (a)	1,000,000	1,023,195

		5,296,546

Diversified Telecommunication Services 3.7%
AT&T, Inc.,
3.60%, 2/17/2023	2,000,000	2,070,861
3.40%, 5/15/2025	3,000,000	2,962,096
3.90%, 8/14/2027	3,000,000	2,988,000
CCO Holdings LLC,
5.13%, 2/15/2023	500,000	516,250
5.75%, 2/15/2026 (a)	600,000	627,300
5.13%, 5/1/2027 (a)	2,000,000	2,020,000
Qwest Corp., 6.88%, 9/15/2033	850,000	834,866
Verizon Communications, Inc.,
3.50%, 11/1/2024	2,500,000	2,550,344
3.38%, 2/15/2025 (a)	498,000	501,013

		15,070,730

Electric Utilities 2.8%
Appalachian Power Co.,
3.40%, 6/1/2025	1,000,000	1,026,178
ITC Holdings Corp.,
3.65%, 6/15/2024	3,000,000	3,091,614
PPL Capital Funding, Inc.,
3.10%, 5/15/2026	2,000,000	1,974,186
Public Service Co. of Colorado,
2.90%, 5/15/2025	3,000,000	2,990,207

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Southern Co. (The),
2.35%, 7/1/2021	$1,500,000	$1,492,159
Southwestern Electric Power Co.,
Series J, 3.90%, 4/1/2045	750,000	754,889

		11,329,233

Electrical Equipment 0.4%
Eaton Corp., 8.88%, 6/15/2019	1,000,000	1,095,567
Sensata Technologies BV,
5.00%, 10/1/2025 (a)	315,000	333,900

		1,429,467

Energy Equipment & Services 1.1%
Helmerich & Payne International Drilling Co.,
4.65%, 3/15/2025	1,750,000	1,858,431
Schlumberger Holdings Corp.,
4.00%, 12/21/2025 (a)	1,250,000	1,316,785
Transocean, Inc.,
8.37%, 12/15/2021	1,000,000	1,077,500

		4,252,716

Equity Real Estate Investment Trusts (REITs) 2.1%
CoreCivic, Inc.,
4.13%, 4/1/2020	200,000	203,500
Kite Realty Group LP,
4.00%, 10/1/2026	1,250,000	1,197,684
Liberty Property LP,
3.38%, 6/15/2023	1,000,000	1,016,864
3.75%, 4/1/2025	2,000,000	2,052,313
Piedmont Operating Partnership LP,
3.40%, 6/1/2023	1,500,000	1,501,701
4.45%, 3/15/2024	2,500,000	2,620,480

		8,592,542

Food & Staples Retailing 1.0%
CVS Pass-Through Trust,
7.51%, 1/10/2032 (a)	3,133,855	3,864,968

Food Products 1.5%
Grupo Bimbo SAB de CV,
3.88%, 6/27/2024 (a)	1,000,000	1,029,048
McCormick & Co., Inc.,
3.15%, 8/15/2024	1,500,000	1,520,427
3.40%, 8/15/2027	1,500,000	1,514,646
Tyson Foods, Inc.,
3.95%, 8/15/2024	1,750,000	1,844,745

		5,908,866

Health Care Equipment & Supplies 1.0%
CR Bard, Inc.,
3.00%, 5/15/2026	3,000,000	2,960,632
Medtronic, Inc.,
3.50%, 3/15/2025	1,000,000	1,038,497

		3,999,129

12

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services 0.8%
Express Scripts Holding Co.,
3.30%, 2/25/2021	$2,000,000	$2,051,462
4.75%, 11/15/2021	500,000	540,009
HCA, Inc.,
6.50%, 2/15/2020	500,000	538,750

		3,130,221

Household Durables 0.9%
Newell Brands, Inc.,
5.00%, 11/15/2023	560,000	596,447
4.20%, 4/1/2026	3,000,000	3,161,522

		3,757,969

Industrial Conglomerates 0.1%
General Electric Co.,
4.65%, 10/17/2021	358,000	390,767

Insurance 3.2%
Five Corners Funding Trust,
4.42%, 11/15/2023 (a)	3,250,000	3,505,662
Liberty Mutual Group, Inc.,
4.95%, 5/1/2022 (a)	850,000	928,370
Metropolitan Life Global Funding I,
3.45%, 12/18/2026 (a)	3,000,000	3,080,204
Nuveen Finance LLC,
4.13%, 11/1/2024 (a)	4,405,000	4,658,196
Oil Insurance Ltd.,
(ICE LIBOR USD 3 Month + 2.98%) 4.32%, 09/01/16 (a)(e)(f)	1,000,000	952,500

		13,124,932

Internet & Direct Marketing Retail 0.6%
Amazon.com, Inc.,
2.80%, 8/22/2024 (a)	2,500,000	2,503,378

Media 1.9%
21st Century Fox America, Inc.,
3.70%, 10/15/2025	1,000,000	1,029,320
CBS Corp.,
3.50%, 1/15/2025	500,000	507,618
Charter Communications Operating LLC,
4.91%, 7/23/2025	1,500,000	1,595,729
Comcast Corp.,
3.38%, 8/15/2025	3,000,000	3,079,237
Discovery Communications LLC,
4.90%, 3/11/2026	1,500,000	1,612,149

		7,824,053

Metals & Mining 0.3%
Anglo American Capital plc,
9.38%, 4/8/2019 (a)	550,000	605,160
Compass Minerals International, Inc.,
4.88%, 7/15/2024 (a)	500,000	493,125

		1,098,285

Multi-Utilities 1.9%
Black Hills Corp.,
3.95%, 1/15/2026	1,000,000	1,042,014
3.15%, 1/15/2027	1,000,000	981,968

Corporate Bonds (continued)

	Principal Amount	Value

Multi-Utilities (continued)
Southern Co. Gas Capital Corp.,
3.88%, 11/15/2025	$1,250,000	$1,290,606
3.25%, 6/15/2026	2,000,000	1,988,550
WEC Energy Group, Inc.,
3.55%, 6/15/2025	2,500,000	2,583,089

		7,886,227

Oil, Gas & Consumable Fuels 8.3%
Anadarko Petroleum Corp.,
5.55%, 3/15/2026 (g)	1,500,000	1,687,729
Baytex Energy Corp.,
5.13%, 6/1/2021 (a)	200,000	189,500
BP Capital Markets plc,
3.51%, 3/17/2025	2,500,000	2,586,355
Canadian Natural Resources Ltd.,
2.95%, 1/15/2023	1,000,000	1,005,535
3.85%, 6/1/2027	1,750,000	1,786,737
4.95%, 6/1/2047	500,000	540,788
Continental Resources, Inc.,
4.50%, 4/15/2023	2,103,125	2,129,414
Enbridge Energy Partners LP,
7.38%, 10/15/2045	2,050,000	2,714,303
Energy Transfer Equity LP,
5.50%, 6/1/2027	1,000,000	1,060,000
Energy Transfer LP,
4.20%, 4/15/2027	5,000,000	5,058,532
Enterprise Products Operating LLC,
3.70%, 2/15/2026	1,000,000	1,031,729
Kinder Morgan Energy Partners LP,
5.00%, 10/1/2021	2,000,000	2,154,896
Kinder Morgan, Inc.,
5.05%, 2/15/2046	700,000	722,275
Marathon Oil Corp.,
2.80%, 11/1/2022	1,000,000	983,581
3.85%, 6/1/2025	3,000,000	3,027,658
MPLX LP,
4.88%, 12/1/2024	1,000,000	1,087,557
Murphy Oil Corp.,
4.70%, 12/1/2022	544,000	546,040
NGPL PipeCo LLC,
4.38%, 8/15/2022 (a)	500,000	514,375
Petroleos Mexicanos,
5.63%, 1/23/2046	1,500,000	1,359,975
Sabine Pass Liquefaction LLC,
5.63%, 3/1/2025	2,000,000	2,222,316
4.20%, 3/15/2028	500,000	510,032
Spectra Energy Partners LP,
4.60%, 6/15/2021	500,000	532,315
WPX Energy, Inc.,
6.00%, 1/15/2022	200,000	208,250

		33,659,892

Pharmaceuticals 2.2%
Allergan Funding SCS,
3.85%, 6/15/2024	500,000	518,731
3.80%, 3/15/2025	1,500,000	1,537,016
Shire Acquisitions Investments Ireland DAC,
3.20%, 9/23/2026	2,000,000	1,949,792

13

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/2021	$2,000,000	$1,882,565
2.80%, 7/21/2023	1,500,000	1,380,094
3.15%, 10/1/2026 (g)	1,500,000	1,326,822
Valeant Pharmaceuticals International, Inc.,
6.38%, 10/15/2020 (a)	500,000	496,875

		9,091,895

Road & Rail 0.8%
Burlington Northern Santa Fe LLC,
3.00%, 4/1/2025	1,000,000	1,012,014
4.90%, 4/1/2044	250,000	292,247
4.15%, 4/1/2045	1,000,000	1,064,603
Union Pacific Corp.,
2.75%, 4/15/2023	750,000	755,567

		3,124,431

Semiconductors & Semiconductor Equipment 1.5%
Intel Corp.,
2.60%, 5/19/2026	2,000,000	1,954,411
QUALCOMM, Inc.,
2.60%, 1/30/2023	4,000,000	3,988,357

		5,942,768

Software 0.9%
Microsoft Corp.,
3.30%, 2/6/2027	3,000,000	3,104,216
Open Text Corp.,
5.63%, 1/15/2023 (a)	500,000	521,250

		3,625,466

Specialty Retail 0.1%
L Brands, Inc.,
5.63%, 2/15/2022	500,000	534,750

Technology Hardware, Storage & Peripherals 0.9%
Apple, Inc.,
3.00%, 2/9/2024	1,750,000	1,784,814
2.45%, 8/4/2026	1,000,000	966,553
Digital Equipment Corp.,
7.75%, 4/1/2023	825,000	902,345

		3,653,712

Textiles, Apparel & Luxury Goods 0.1%
PVH Corp.,
4.50%, 12/15/2022	500,000	508,750

Thrifts & Mortgage Finance 1.0%
BPCE SA,
5.70%, 10/22/2023 (a)	3,000,000	3,349,437
4.88%, 4/1/2026 (a)	750,000	804,906

		4,154,343

Corporate Bonds (continued)

	Principal Amount	Value

Tobacco 0.5%
Reynolds American, Inc.,
4.45%, 6/12/2025	$2,000,000	$2,152,748

Total Corporate Bonds (cost $224,946,157)		229,803,752

Mortgage-Backed Securities 1.7%
FHLMC Gold Pool Pool# E01443, 3.50%, 7/1/2018	29,841	31,074
FNMA Pool
Pool# 386905 5.00%, 4/1/2019	738,683	764,102
Pool# AM7838 3.56%, 2/1/2035	2,392,080	2,482,847
Pool# AM9070 3.77%, 8/1/2045	2,995,000	2,961,491
Pool# BC9003 3.00%, 11/1/2046	369,298	369,715
Pool# AS8483 3.00%, 12/1/2046	293,901	294,233

Total Mortgage-Backed Securities (cost $7,300,250)		6,903,462

Municipal Bonds 0.6%
California 0.4%
Northern California Power Agency, RB, Series B, 7.31%, 6/1/2040	500,000	679,120
State of California, GO, 5.70%, 11/1/2021	750,000	843,307

		1,522,427

District of Columbia 0.2%
Metropolitan Washington Airports Authority, RB, Series D, 7.46%, 10/1/2046	600,000	866,262

Total Municipal Bonds (cost $2,126,685)		2,388,689

Purchased Options 0.1%

	Number of Contracts

Call Options 0.0%†
Future Interest Rate Options 0.0%†
U.S. Treasury 10 Year Note 11/24/2017 @ USD 126 Notional Amount: USD 20,000,000 Exchange Traded*	200	25,000

Put Options 0.1%
Future Interest Rate Options 0.1%
U.S. Treasury 10 Year Note 11/24/2017 @ USD 126 Notional Amount: USD 20,000,000 Exchange Traded*	200	237,500

Total Purchased Options (cost $438,580)		262,500

14

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Fund (Continued)

U.S. Treasury Obligations 8.6%

	Principal Amount	Value

U.S. Treasury Notes
1.63%, 10/15/2020	$10,000,000	$9,972,656
2.00%, 10/31/2022	25,000,000	24,985,352

Total U.S. Treasury Obligations (cost $34,971,026)		34,958,008

Short-Term Investment 0.0%†

	Shares

Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio —Institutional Class, 0.96% (h)(i)	72,325	72,325

Total Short-Term Investment (cost $72,325)		72,325

Repurchase Agreement 0.7%

	Principal Amount

Royal Bank of Canada 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $2,991,558, collateralized by U.S. Treasury Notes, ranging from 1.88% -2.25%, maturing 1/31/2022 -2/15/2027; total market value $3,051,307. (i)(j)	$2,991,473	2,991,473

Total Repurchase Agreement (cost $2,991,473)		2,991,473

Total Investments (cost $399,921,203) — 99.5%		405,017,815

Other assets in excess of liabilities — 0.5%		1,938,166

NET ASSETS — 100.0%		$406,955,981

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2017 was $139,332,790 which represents 34.24% of net assets.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2017.

(c)	Value determined using significant unobservable inputs.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2017.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(f)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2017. The maturity date reflects the next call date.

(g)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $2,984,406, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $72,325 and $2,991,473, respectively, a total value of $3,063,798.

(h)	Represents 7-day effective yield as of October 31, 2017.

(i)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $3,063,798.

(j)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

CLO	Collateralized Loan Obligation

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GO	General Obligation

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

15

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Fund (Continued)

Futures contracts outstanding as of October 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 10 Year Note	215	12/2017	USD	26,861,563	(56,331)
U.S. Treasury Long Bond	164	12/2017	USD	25,004,875	(427,049)

					(483,380)

Short Contracts
U.S. Treasury 5 Year Note	(386)	12/2017	USD	(45,234,375)	403,167

					403,167

					(80,213)

At October 31, 2017, the Fund had $61,913 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

16

Statement of Assets and Liabilities

October 31, 2017

Nationwide Bond Fund
Assets:
Investment securities, at value* (cost $396,929,730)	$402,026,342
Repurchase agreement, at value (cost $2,991,473)	2,991,473
Cash	14,489,822
Deposits with broker for futures contracts	61,913
Interest receivable	2,747,306
Security lending income receivable	634
Receivable for investments sold	14,526,441
Receivable for capital shares issued	11,072
Reimbursement from investment adviser (Note 3)	27,488
Prepaid expenses	31,760

Total Assets	436,914,251

Liabilities:
Payable for investments purchased	26,497,559
Distributions payable	13,619
Payable for capital shares redeemed	77,818
Payable for variation margin on futures contracts	32,881
Payable upon return of securities loaned (Note 2)	3,063,798
Accrued expenses and other payables:
Investment advisory fees	170,299
Fund administration fees	23,660
Distribution fees	5,339
Administrative servicing fees	3,820
Accounting and transfer agent fees	10,437
Trustee fees	1,426
Custodian fees	3,022
Compliance program costs (Note 3)	377
Professional fees	37,990
Printing fees	13,301
Other	2,924

Total Liabilities	29,958,270

Net Assets	$406,955,981

Represented by:
Capital	$408,183,836
Accumulated distributions in excess of net investment income	(165,562)
Accumulated net realized losses from investment securities and futures contracts	(6,078,692)
Net unrealized appreciation/(depreciation) in investment securities	5,096,612
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(80,213)

Net Assets	$406,955,981

17

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Bond Fund
Net Assets:
Class A Shares	$12,010,761
Class C Shares	2,952,903
Class R Shares	699,767
Class R6 Shares	341,836,155
Institutional Service Class Shares	49,456,395

Total	$406,955,981

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,238,323
Class C Shares	304,065
Class R Shares	72,090
Class R6 Shares	35,180,292
Institutional Service Class Shares	5,092,318

Total	41,887,088

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.70
Class C Shares (b)	$9.71
Class R Shares	$9.71
Class R6 Shares	$9.72
Institutional Service Class Shares	$9.71
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.92

Maximum Sales Charge:
Class A Shares	2.25%

*	Includes value of securities on loan of $2,984,406 (Note 2).
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

18

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Bond Fund
INVESTMENT INCOME:
Interest income	$16,953,511
Income from securities lending (Note 2)	38,971

Total Income	16,992,482

EXPENSES:
Investment advisory fees	2,291,161
Fund administration fees	205,414
Distribution fees Class A	29,692
Distribution fees Class C	31,283
Distribution fees Class R	2,205
Administrative servicing fees Class A	5,842
Administrative servicing fees Class C	1,564
Administrative servicing fees Class R	885
Administrative servicing fees Institutional Service Class	30,724
Registration and filing fees	66,145
Professional fees	71,677
Printing fees	33,549
Trustee fees	16,191
Custodian fees	21,006
Accounting and transfer agent fees	58,458
Compliance program costs (Note 3)	2,448
Other	19,559

Total expenses before expenses reimbursed	2,887,803

Expenses reimbursed by adviser (Note 3)	(333,838)

Net Expenses	2,553,965

NET INVESTMENT INCOME	14,438,517

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(3,159,717)
Expiration or closing of futures contracts (Note 2)	(2,578,302)

Net realized losses	(5,738,019)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(1,146,668)
Futures contracts (Note 2)	(124,651)

Net change in unrealized appreciation/depreciation	(1,271,319)

Net realized/unrealized losses	(7,009,338)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,429,179

The accompanying notes are an integral part of these financial statements.

19

Statements of Changes in Net Assets

	Nationwide Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$14,438,517	$11,165,960
Net realized gains (losses)	(5,738,019)	2,804,421
Net change in unrealized appreciation/depreciation	(1,271,319)	8,263,146

Change in net assets resulting from operations	7,429,179	22,233,527

Distributions to Shareholders From:
Net investment income:
Class A	(280,642)	(306,224)
Class C	(50,296)	(46,444)
Class R	(8,684)	(7,732)
Class R6 (a)	(13,046,309)	(10,043,257)
Institutional Service Class	(1,312,233)	(1,222,535)
Net realized gains:
Class A	(46,029)	–
Class C	(12,591)	–
Class R	(1,402)	–
Class R6 (a)	(1,862,954)	–
Institutional Service Class	(197,402)	–

Change in net assets from shareholder distributions	(16,818,542)	(11,626,192)

Change in net assets from capital transactions	(149,826,884)	151,642,955

Change in net assets	(159,216,247)	162,250,290

Net Assets:
Beginning of year	566,172,228	403,921,938

End of year	$406,955,981	$566,172,228

Accumulated distributions in excess of net investment income at end of year	$(165,562)	$(164,340)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,494,025	$2,646,424
Dividends reinvested	304,035	272,451
Cost of shares redeemed	(3,744,847)	(5,388,123)

Total Class A Shares	(946,787)	(2,469,248)

Class C Shares
Proceeds from shares issued	116,362	757,631
Dividends reinvested	55,988	39,074
Cost of shares redeemed	(840,585)	(559,435)

Total Class C Shares	(668,235)	237,270

Class R Shares
Proceeds from shares issued	345,294	132,416
Dividends reinvested	1,354	22
Cost of shares redeemed	(10,874)	(211,859)

Total Class R Shares	335,774	(79,421)

Class R6 Shares (a)
Proceeds from shares issued	25,778,643	171,383,073
Dividends reinvested	14,909,263	10,043,257
Cost of shares redeemed	(186,470,753)	(29,404,878)

Total Class R6 Shares	(145,782,847)	152,021,452

20

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$9,308,407	$13,663,751
Dividends reinvested	1,356,549	1,052,844
Cost of shares redeemed	(13,429,745)	(12,783,693)

Total Institutional Service Class Shares	(2,764,789)	1,932,902

Change in net assets from capital transactions	$(149,826,884)	$151,642,955

SHARE TRANSACTIONS:
Class A Shares
Issued	258,262	272,155
Reinvested	31,565	27,896
Redeemed	(387,288)	(552,225)

Total Class A Shares	(97,461)	(252,174)

Class C Shares
Issued	12,011	77,498
Reinvested	5,812	3,991
Redeemed	(86,362)	(57,644)

Total Class C Shares	(68,539)	23,845

Class R Shares
Issued	35,541	13,749
Reinvested	140	3
Redeemed	(1,119)	(21,647)

Total Class R Shares	34,562	(7,895)

Class R6 Shares (a)
Issued	2,677,388	17,455,680
Reinvested	1,544,056	1,022,142
Redeemed	(19,175,425)	(3,005,966)

Total Class R6 Shares	(14,953,981)	15,471,856

Institutional Service Class Shares
Issued	964,766	1,393,018
Reinvested	140,657	107,523
Redeemed	(1,390,639)	(1,304,807)

Total Institutional Service Class Shares	(285,216)	195,734

Total change in shares	(15,370,635)	15,431,366

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

21

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	$9.87	0.22	(0.12)	0.10	(0.23)	(0.04)	(0.27)	$9.70	1.02%		$12,010,761	0.74%	2.32%	0.80%	61.91%
Year Ended October 31, 2016	$9.64	0.20	0.24	0.44	(0.21)	–	(0.21)	$9.87	4.59%		$13,183,195	0.74%	2.04%	0.82%	115.77%
Year Ended October 31, 2015	$9.94	0.23	(0.18)	0.05	(0.24)	(0.11)	(0.35)	$9.64	0.51%		$15,305,931	0.78%	2.41%	0.99%	75.71%
Year Ended October 31, 2014	$9.90	0.32	0.09	0.41	(0.33)	(0.04)	(0.37)	$9.94	4.21%		$18,390,299	0.85%	3.22%	1.21%	27.18%
Year Ended October 31, 2013	$10.30	0.29	(0.27)	0.02	(0.31)	(0.11)	(0.42)	$9.90	0.19%		$24,116,827	0.87%	2.92%	1.20%	24.18%

Class C Shares
Year Ended October 31, 2017	$9.88	0.15	(0.12)	0.03	(0.16)	(0.04)	(0.20)	$9.71	0.26%		$2,952,903	1.49%	1.56%	1.55%	61.91%
Year Ended October 31, 2016	$9.65	0.12	0.24	0.36	(0.13)	–	(0.13)	$9.88	3.80%		$3,682,079	1.49%	1.28%	1.58%	115.77%
Year Ended October 31, 2015	$9.95	0.16	(0.19)	(0.03)	(0.16)	(0.11)	(0.27)	$9.65	(0.25%	)	$3,366,151	1.54%	1.66%	1.76%	75.71%
Year Ended October 31, 2014	$9.91	0.24	0.09	0.33	(0.25)	(0.04)	(0.29)	$9.95	3.42%	(g)	$3,470,186	1.60%	2.46%	1.96%	27.18%
Year Ended October 31, 2013	$10.31	0.22	(0.27)	(0.05)	(0.24)	(0.11)	(0.35)	$9.91	(0.39%	)	$3,949,327	1.55%	2.23%	1.88%	24.18%

Class R Shares (h)
Year Ended October 31, 2017	$9.88	0.19	(0.13)	0.06	(0.19)	(0.04)	(0.23)	$9.71	0.62%		$699,767	1.14%	1.92%	1.20%	61.91%
Year Ended October 31, 2016	$9.65	0.16	0.24	0.40	(0.17)	–	(0.17)	$9.88	4.16%		$370,621	1.14%	1.64%	1.23%	115.77%
Year Ended October 31, 2015	$9.94	0.22	(0.20)	0.02	(0.20)	(0.11)	(0.31)	$9.65	0.22%		$438,245	1.20%	2.23%	1.46%	75.71%
Year Ended October 31, 2014	$9.91	0.29	0.08	0.37	(0.30)	(0.04)	(0.34)	$9.94	3.79%		$476,959	1.15%	2.91%	1.52%	27.18%
Year Ended October 31, 2013	$10.31	0.28	(0.28)	–	(0.29)	(0.11)	(0.40)	$9.91	0.11%		$348,615	1.05%	2.75%	1.39%	24.18%

Class R6 Shares (i)
Year Ended October 31, 2017	$9.89	0.25	(0.12)	0.13	(0.26)	(0.04)	(0.30)	$9.72	1.32%		$341,836,155	0.44%	2.61%	0.50%	61.91%
Year Ended October 31, 2016	$9.66	0.23	0.24	0.47	(0.24)	–	(0.24)	$9.89	4.89%		$495,791,755	0.44%	2.32%	0.52%	115.77%
Year Ended October 31, 2015	$9.96	0.22	(0.14)	0.08	(0.27)	(0.11)	(0.38)	$9.66	0.82%		$334,795,513	0.44%	2.26%	0.54%	75.71%
Year Ended October 31, 2014	$9.92	0.35	0.09	0.44	(0.36)	(0.04)	(0.40)	$9.96	4.51%		$245,982	0.55%	3.47%	0.88%	27.18%
Period Ended October 31, 2013(j)	$10.32	0.33	(0.32)	0.01	(0.30)	(0.11)	(0.41)	$9.92	0.16%		$30,198	0.61%	3.65%	1.00%	24.18%

Institutional Service Class Shares (k)
Year Ended October 31, 2017	$9.88	0.25	(0.13)	0.12	(0.25)	(0.04)	(0.29)	$9.71	1.26%		$49,456,395	0.50%	2.55%	0.56%	61.91%
Year Ended October 31, 2016	$9.65	0.22	0.24	0.46	(0.23)	–	(0.23)	$9.88	4.84%		$53,144,578	0.49%	2.28%	0.57%	115.77%
Year Ended October 31, 2015	$9.95	0.26	(0.18)	0.08	(0.27)	(0.11)	(0.38)	$9.65	0.79%		$50,016,098	0.50%	2.67%	0.71%	75.71%
Year Ended October 31, 2014	$9.92	0.34	0.08	0.42	(0.35)	(0.04)	(0.39)	$9.95	4.36%		$51,059,201	0.60%	3.46%	0.96%	27.18%
Year Ended October 31, 2013	$10.31	0.32	(0.27)	0.05	(0.33)	(0.11)	(0.44)	$9.92	0.56%		$52,898,095	0.59%	3.19%	0.93%	24.18%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(h)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from December 7, 2012 (commencement of operations) through October 31, 2013. Total return is calculated based on inception date of December 6, 2012 through October 31, 2013.
(k)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

22

Fund Commentary	Nationwide Core Plus Bond Fund

For the annual period ended October 31, 2017, the Nationwide Core Plus Bond Fund (Class R6) returned 2.18% versus 0.90% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Core Plus Bond Funds (consisting of 250 funds as of October 31, 2017) was 2.28% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s outperformance was due primarily to strong security selection and an overweight allocation to corporate bonds. The Fund’s short duration position versus the benchmark contributed to relative performance as interest rates rose immediately following the U.S. presidential election. Detraction from performance came from selection within the mortgage sector and positioning along the yield curve due to a flattening of the curve. Sector returns for the fiscal year ended October 31, 2017, were as follows: U.S. Treasuries -0.69%, Investment-grade corporates 3.46%, agency mortgage-backed securities 0.53%, and high-yield bonds 8.92%.

Following President Trump’s election in early November, the 10-year Treasury spiked to a high of 2.63% by the middle of March 2017, but ended the fiscal year at 2.38%. The Federal Reserve raised the federal funds target rate three times and announced a reduction to its balance sheet beginning in October 2017 within an environment of moderate growth and inflation. Credit spreads, though volatile at times, tightened throughout the fiscal year as high-yield defaults declined, corporate profitability continued to improve, and the potential for reduced U.S. corporate tax rates became a key focus of the White House. The Fund weathered the volatility over the year and consistently delivered outperformance from both credit selection and sector allocation.

Looking ahead, we expect moderate economic growth and inflation in the U.S. The Federal Reserve will continue to be data dependent for the remainder of 2017, but all signs point to a

December rate hike. Outside of the Energy, Basic Materials, and Retail sectors, balance sheets remain quite strong. We believe the rebound experienced recently in credit will continue with high yield posting strong returns in 2017. The Fund is positioned to take advantage of these conditions through selectively allocating to attractively priced credits, while adhering to diligent portfolio construction across the entire yield curve.

Subadviser:

Thompson, Siegel & Walmsley LLC

Portfolio Manager:

William M. Bellamy, CFA

The Fund is subject to the risks of investing in fixed-income securities (including high-yield bonds), and including default risk and interest rate risk. Funds that invest in high-yield securities are subject to greater default risk, liquidity risk, and price fluctuations than funds that invest in higher-quality securities. The prices of high-yield bonds tend to be more sensitive to adverse economic and business conditions than are higher-rated corporate bonds. Increased volatility may reduce the market value of high-yield bonds. They are also subject to the claims-paying ability of the issuing company. Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

23

Fund Overview	Nationwide Core Plus Bond Fund

Asset Allocation†

Corporate Bonds	57.4%
Mortgage-Backed Securities	19.8%
U.S. Treasury Obligations	15.9%
Short-Term Investments	2.1%
Repurchase Agreement	1.1%
Preferred Stocks	1.0%
Commercial Mortgage-Backed Security	0.7%
Collateralized Mortgage Obligations	0.3%
Other assets in excess of liabilities	1.7%
100.0%

Top Industries††

Banks	8.9%
Oil, Gas & Consumable Fuels	5.7%
Insurance	5.5%
Capital Markets	4.7%
Technology Hardware, Storage & Peripherals	4.2%
Specialty Retail	2.1%
Commercial Services & Supplies	1.8%
Media	1.7%
Diversified Telecommunication Services	1.4%
Chemicals	1.4%
Other Industries*	62.6%
100.0%

Top Holdings††

U.S. Treasury Bonds, 3.00%, 5/15/2042	3.4%
U.S. Treasury Bills, 0.00%, 11/9/2017	2.1%
U.S. Treasury Notes, 2.00%, 8/31/2021	1.7%
U.S. Treasury Notes, 2.00%, 2/15/2025	1.6%
U.S. Treasury Notes, 2.13%, 2/29/2024	1.6%
Goldman Sachs Group, Inc. (The), 2.16%, 10/31/2022	1.6%
Capital One NA, 2.65%, 8/8/2022	1.6%
U.S. Treasury Notes, 1.38%, 8/31/2020	1.5%
ABN AMRO Bank NV, 2.10%, 1/18/2019	1.3%
KeyBank NA, 1.70%, 6/1/2018	1.2%
Other Holdings*	82.4%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

24

Fund Performance	Nationwide Core Plus Bond Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	1.80%	N/A	2.29%	[2]
	w/ SC3	(2.52)%	N/A	1.30%	[2]
Class R6[4,5]		2.18%	2.84%	4.83%
Institutional Service Class[4]		2.07%	N/A	2.60%	[2]
Bloomberg Barclays U.S. Aggregate Bond Index		0.90%	2.04%	4.19%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of April 24, 2013.

[3]	A 4.25% front-end sales charge was deducted.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.88%
Class R6[1]	0.50%
Institutional Service Class	0.60%

^	Current effective prospectus dated May 24, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

25

Fund Performance (cont.)	Nationwide Core Plus Bond Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Core Plus Bond Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Performance prior to the Fund’s inception on 4/24/13 is based on the Fund’s predecessor fund, the TS&W Fixed Income Portfolio. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

26

Shareholder Expense Example	Nationwide Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Core Plus Bond Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,014.60	4.37	0.86
	Hypothetical	(a)(b)	1,000.00	1,020.87	4.38	0.86
Class R6 Shares(c)	Actual	(a)	1,000.00	1,016.50	2.49	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.74	2.50	0.49
Institutional Service Class Shares	Actual	(a)	1,000.00	1,016.00	3.00	0.59
	Hypothetical	(a)(b)	1,000.00	1,022.23	3.01	0.59

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

27

Statement of Investments

October 31, 2017

Nationwide Core Plus Bond Fund

Collateralized Mortgage Obligations 0.3%

	Principal Amount	Value

FHLMC REMICS
Series 4039, Class ME, 2.00%, 12/15/2040	$1,058,908	$1,048,727
Series 4026, Class WJ, 2.75%, 8/15/2041	3,061,924	3,095,935

Total Collateralized Mortgage Obligations (cost $4,046,928)		4,144,662

Commercial Mortgage-Backed Security 0.7%
Wells Fargo Commercial Mortgage Trust Series 2015-NXS4, Class A4, 3.72%, 12/15/2048	8,500,000	8,975,080

Total Commercial Mortgage-Backed Security (cost $8,746,860)		8,975,080

Corporate Bonds 57.4%
Aerospace & Defense 0.8%
Rockwell Collins, Inc.,
3.20%, 3/15/2024	5,000,000	5,097,294
Triumph Group, Inc.,
5.25%, 6/1/2022	4,520,000	4,474,800

		9,572,094

Airlines 0.1%
United Continental Holdings, Inc.,
4.25%, 10/1/2022	1,000,000	1,005,000

Auto Components 0.5%
American Axle & Manufacturing, Inc., 6.63%, 10/15/2022 (a)	2,513,000	2,600,955
Cooper Tire & Rubber Co., 8.00%, 12/15/2019	1,550,000	1,712,750
Icahn Enterprises LP, 6.00%, 8/1/2020	2,000,000	2,062,500

		6,376,205

Banks 8.8%
ABN AMRO Bank NV, 2.10%, 1/18/2019 (b)	15,000,000	15,042,495
Bank of America Corp., 4.00%, 4/1/2024	10,000,000	10,595,228
Capital One NA, 2.65%, 8/8/2022	19,000,000	18,906,823
Citigroup, Inc., 5.38%, 8/9/2020	3,360,000	3,641,210
2.90%, 12/8/2021	2,675,000	2,703,637
2.75%, 4/25/2022	5,000,000	5,015,801
Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 08/15/26 (c)(d)	5,000,000	5,693,750
JPMorgan Chase & Co., 3.63%, 5/13/2024	4,250,000	4,429,067
KeyBank NA, 1.70%, 6/1/2018	14,865,000	14,867,819
Mizuho Financial Group, Inc., 2.95%, 2/28/2022	5,000,000	5,050,507

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
PNC Bank NA, 3.10%, 10/25/2027	$7,000,000	$6,960,916
Sumitomo Mitsui Financial Group, Inc., 3.35%, 10/18/2027	1,310,000	1,313,378
Wells Fargo & Co.,
Series K, (ICE LIBOR USD 3 Month + 3.77%), 7.98%, 3/15/2018 (c)(d)	5,430,000	5,540,229
Wells Fargo Bank NA, 1.65%, 1/22/2018	6,485,000	6,487,205

		106,248,065

Beverages 0.3%
PepsiCo, Inc.,
5.00%, 6/1/2018	3,500,000	3,571,581

Building Products 0.1%
Griffon Corp.,
5.25%, 3/1/2022 (b)	1,000,000	1,014,700

Capital Markets 4.6%
Ares Capital Corp.,
3.63%, 1/19/2022	9,095,000	9,195,511
FMR LLC,
4.95%, 2/1/2033 (b)	3,400,000	3,839,359
Goldman Sachs Group, Inc. (The),
2.35%, 11/15/2021	2,600,000	2,575,202
(ICE LIBOR USD 3 Month + 0.78%), 2.16%, 10/31/2022 (d)	19,000,000	18,989,018
(ICE LIBOR USD 3 Month + 1.00%), 2.36%, 7/24/2023 (d)	5,000,000	5,031,807
3.85%, 7/8/2024	3,315,000	3,454,039
Morgan Stanley,
7.25%, 4/1/2032	5,600,000	7,699,019
MSCI, Inc.,
5.25%, 11/15/2024 (b)	5,000,000	5,287,500

		56,071,455

Chemicals 1.4%
Blue Cube Spinco, Inc.,
9.75%, 10/15/2023	2,765,000	3,283,437
Cornerstone Chemical Co.,
6.75%, 8/15/2024 (b)	1,000,000	1,012,500
FXI Holdings, Inc.,
7.88%, 11/1/2024 (b)	12,500,000	12,671,875

		16,967,812

Commercial Services & Supplies 1.7%
LSC Communications, Inc.,
8.75%, 10/15/2023 (b)	4,500,000	4,623,750
Pitney Bowes, Inc.,
5.60%, 3/15/2018	665,000	671,797
3.63%, 9/15/2020	2,000,000	2,001,912
3.87%, 5/15/2022	5,000,000	4,841,422
Prime Security Services Borrower LLC,
9.25%, 5/15/2023 (b)	7,800,000	8,643,960

		20,782,841

28

Statement of Investments (Continued)

October 31, 2017

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Construction & Engineering 0.3%
Fluor Corp.,
3.38%, 9/15/2021	$3,860,000	$3,981,059

Consumer Finance 0.4%
Capital One Financial Corp.,
(ICE LIBOR USD 3 Month + 0.76%), 2.07%, 5/12/2020 (d)	5,400,000	5,444,048

Diversified Financial Services 0.9%
Block Financial LLC,
4.13%, 10/1/2020	2,385,000	2,475,802
5.25%, 10/1/2025	3,000,000	3,254,402
Jefferies Finance LLC,
7.25%, 8/15/2024 (b)	3,750,000	3,829,688
National Rural Utilities Cooperative Finance Corp.,
10.38%, 11/1/2018	1,620,000	1,756,239

		11,316,131

Diversified Telecommunication Services 1.4%
AT&T, Inc.,
3.60%, 2/17/2023	4,000,000	4,141,722
4.90%, 8/14/2037	8,665,000	8,646,593
CenturyLink, Inc.,
Series Y, 7.50%, 4/1/2024 (a)	4,060,000	4,313,750

		17,102,065

Electrical Equipment 0.4%
Emerson Electric Co.,
4.88%, 10/15/2019	4,933,000	5,202,173

Electronic Equipment, Instruments & Components 1.0%
Corning, Inc.,
7.25%, 8/15/2036	9,932,000	12,391,328

Energy Equipment & Services 0.1%
Bristow Group, Inc.,
6.25%, 10/15/2022 (a)	1,075,000	767,281

Equity Real Estate Investment Trusts (REITs) 0.4%
Government Properties Income Trust,
4.00%, 7/15/2022	3,500,000	3,553,209
Uniti Group LP,
8.25%, 10/15/2023	1,250,000	1,203,125

		4,756,334

Food & Staples Retailing 1.2%
Sysco Corp.,
1.90%, 4/1/2019	4,310,000	4,308,421
6.63%, 3/17/2039	5,054,000	6,672,656
Wal-Mart Stores, Inc.,
3.63%, 12/15/2047	3,500,000	3,577,704

		14,558,781

Food Products 0.2%
Wells Enterprises, Inc.,
6.75%, 2/1/2020 (b)	2,215,000	2,270,375

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services 1.3%
HCA, Inc.,
5.88%, 3/15/2022	$2,500,000	$2,737,500
Laboratory Corp. of America Holdings,
3.60%, 9/1/2027	2,000,000	2,021,823
MEDNAX, Inc.,
5.25%, 12/1/2023 (b)	4,191,000	4,358,640
RegionalCare Hospital Partners Holdings, Inc.,
8.25%, 5/1/2023 (b)	2,000,000	2,100,000
UnitedHealth Group, Inc.,
1.40%, 12/15/2017	4,430,000	4,430,062

		15,648,025

Household Durables 0.8%
NVR, Inc.,
3.95%, 9/15/2022	9,464,000	9,941,480

Household Products 0.3%
Central Garden & Pet Co.,
6.13%, 11/15/2023	3,694,000	3,938,727

Industrial Conglomerates 1.0%
General Electric Co.,
(ICE LIBOR USD 3 Month + 1.00%), 2.32%, 3/15/2023 (d)	12,000,000	12,279,077

Insurance 4.9%
Alterra Finance LLC,
6.25%, 9/30/2020	5,000,000	5,497,973
Assured Guaranty US Holdings, Inc.,
5.00%, 7/1/2024 (a)	3,625,000	3,913,796
Brighthouse Financial, Inc.,
3.70%, 6/22/2027 (b)	3,000,000	2,951,524
Markel Corp.,
5.00%, 3/30/2043	1,480,000	1,620,740
4.30%, 11/1/2047	3,000,000	2,979,049
Montpelier Re Holdings Ltd.,
4.70%, 10/15/2022	4,052,000	4,296,486
Navigators Group, Inc. (The),
5.75%, 10/15/2023	5,000,000	5,398,543
Old Republic International Corp.,
4.88%, 10/1/2024	2,989,000	3,207,089
Provident Cos., Inc.,
7.00%, 7/15/2018	6,200,000	6,410,663
Prudential Financial, Inc.,
(ICE LIBOR USD 3 Month + 5.00%), 8.87%, 6/15/2038 (d)	8,770,000	9,100,717
RenRe North America Holdings, Inc.,
5.75%, 3/15/2020	2,350,000	2,511,109
Torchmark Corp.,
9.25%, 6/15/2019	3,910,000	4,346,364
7.88%, 5/15/2023	2,975,000	3,563,644
Willis North America, Inc.,
3.60%, 5/15/2024	3,000,000	3,076,827

		58,874,524

29

Statement of Investments (Continued)

October 31, 2017

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Internet & Direct Marketing Retail 0.7%
Amazon.com, Inc.,
3.88%, 8/22/2037 (b)	$4,000,000	$4,146,285
Expedia, Inc.,
4.50%, 8/15/2024	3,750,000	3,985,508

		8,131,793

Internet Software & Services 1.0%
eBay, Inc.,
3.60%, 6/5/2027	12,425,000	12,437,946

IT Services 0.7%
Western Union Co. (The),
3.60%, 3/15/2022	7,850,000	7,987,623

Machinery 0.8%
BCD Acquisition, Inc.,
9.63%, 9/15/2023 (b)	5,500,000	6,008,750
CNH Industrial Capital LLC,
4.88%, 4/1/2021	3,000,000	3,199,800

		9,208,550

Media 1.6%
Comcast Cable Holdings LLC,
9.88%, 6/15/2022	1,165,000	1,496,417
Cox Communications, Inc.,
3.50%, 8/15/2027 (b)	10,000,000	9,889,028
Omnicom Group, Inc.,
3.60%, 4/15/2026	5,416,000	5,491,001
Regal Entertainment Group,
5.75%, 2/1/2025	3,000,000	3,060,000

		19,936,446

Multiline Retail 1.0%
Dillard’s, Inc.,
7.13%, 8/1/2018	1,775,000	1,841,531
7.75%, 7/15/2026	1,845,000	2,131,774
Kohl’s Corp.,
4.75%, 12/15/2023	3,000,000	3,121,973
Macy’s Retail Holdings, Inc.,
6.38%, 3/15/2037	5,380,000	5,299,031

		12,394,309

Multi-Utilities 0.4%
Dominion Energy, Inc.,
Series B, 2.75%, 1/15/2022	4,200,000	4,236,063

Oil, Gas & Consumable Fuels 5.6%
Antero Resources Corp.,
5.00%, 3/1/2025	3,250,000	3,298,750
Boardwalk Pipelines LP,
4.95%, 12/15/2024	4,500,000	4,800,711
CITGO Petroleum Corp.,
6.25%, 8/15/2022 (b)	4,000,000	4,110,000
Enterprise Products Operating LLC,
3.75%, 2/15/2025	6,250,000	6,510,528
Enviva Partners LP,
8.50%, 11/1/2021	10,650,000	11,422,125
Exxon Mobil Corp.,
2.22%, 3/1/2021	3,875,000	3,900,078

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
HollyFrontier Corp.,
5.88%, 4/1/2026	$11,300,000	$12,542,001
PBF Holding Co. LLC,
7.00%, 11/15/2023	5,390,000	5,605,600
7.25%, 6/15/2025 (b)	3,000,000	3,101,250
Phillips 66 Partners LP,
4.68%, 2/15/2045	2,000,000	2,017,209
Tengizchevroil Finance Co. International Ltd.,
4.00%, 8/15/2026 (b)	3,000,000	2,949,930
Valero Energy Corp.,
8.75%, 6/15/2030	2,500,000	3,524,464
7.50%, 4/15/2032	2,641,000	3,551,610

		67,334,256

Paper & Forest Products 0.5%
Louisiana-Pacific Corp.,
4.88%, 9/15/2024	6,200,000	6,393,750

Pharmaceuticals 0.6%
Merck & Co., Inc.,
3.88%, 1/15/2021	5,921,000	6,256,411
Wyeth LLC,
6.45%, 2/1/2024	1,000,000	1,216,636

		7,473,047

Professional Services 0.9%
Dun & Bradstreet Corp. (The),
3.50%, 12/1/2017	4,762,000	4,766,370
FTI Consulting, Inc.,
6.00%, 11/15/2022	5,350,000	5,524,410

		10,290,780

Road & Rail 0.8%
Avis Budget Car Rental LLC,
5.50%, 4/1/2023 (a)	2,350,000	2,379,375
SMBC Aviation Capital Finance DAC,
3.00%, 7/15/2022 (b)	7,500,000	7,482,689

		9,862,064

Semiconductors & Semiconductor Equipment 0.8%
Broadcom Corp.,
3.50%, 1/15/2028 (b)	8,000,000	7,953,318
Microsemi Corp.,
9.13%, 4/15/2023 (b)	1,042,000	1,185,275

		9,138,593

Software 0.9%
Autodesk, Inc.,
3.50%, 6/15/2027	2,110,000	2,103,271
Microsoft Corp.,
2.40%, 8/8/2026	9,080,000	8,765,642

		10,868,913

Specialty Retail 2.1%
Advance Auto Parts, Inc.,
4.50%, 12/1/2023	6,585,000	6,892,456
Beacon Escrow Corp.,
4.88%, 11/1/2025 (b)	2,000,000	2,024,400
Foot Locker, Inc.,
8.50%, 1/15/2022	990,000	1,158,300

30

Statement of Investments (Continued)

October 31, 2017

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Specialty Retail (continued)
L Brands, Inc.,
7.00%, 5/1/2020	$2,000,000	$2,197,500
6.95%, 3/1/2033	5,800,000	5,698,500
Rent-A-Center, Inc.,
6.63%, 11/15/2020 (a)	7,665,000	7,042,219

		25,013,375

Technology Hardware, Storage & Peripherals 4.1%
Apple, Inc.,
2.85%, 5/11/2024	12,211,000	12,337,289
Dell International LLC,
8.10%, 7/15/2036 (b)	5,291,000	6,709,894
Diebold Nixdorf, Inc.,
8.50%, 4/15/2024	5,500,000	5,781,875
Hewlett Packard Enterprise Co.,
4.90%, 10/15/2025	8,500,000	9,037,602
Seagate HDD Cayman,
4.25%, 3/1/2022 (b)	3,000,000	3,049,042
Western Digital Corp.,
10.50%, 4/1/2024	9,250,000	10,854,875
Xerox Corp.,
3.63%, 3/15/2023	2,000,000	1,973,306

		49,743,883

Textiles, Apparel & Luxury Goods 0.7%
Michael Kors USA, Inc.,
4.00%, 11/1/2024 (b)	7,000,000	7,014,092
Tapestry, Inc.,
4.13%, 7/15/2027	2,000,000	2,013,794

		9,027,886

Tobacco 0.4%
Vector Group Ltd.,
6.13%, 2/1/2025 (b)	5,000,000	5,187,500

Trading Companies & Distributors 0.6%
Fortress Transportation & Infrastructure Investors LLC,
6.75%, 3/15/2022 (b)	4,000,000	4,190,000
United Rentals North America, Inc.,
5.88%, 9/15/2026	2,285,000	2,490,650

		6,680,650

Wireless Telecommunication Services 0.3%
Hughes Satellite Systems Corp.,
7.63%, 6/15/2021	3,050,000	3,408,375

Total Corporate Bonds (cost $684,330,994)		694,836,963

Mortgage-Backed Securities 19.8%
FHLMC Gold Pool
Pool# J14732 4.00%, 3/1/2026	46	48
Pool# C91768 3.50%, 7/1/2034	7,547,409	7,861,991
Pool# G30692 3.50%, 8/1/2034	8,948,825	9,328,965

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G30782 3.50%, 2/1/2035	$2,809,986	$2,923,593
Pool# C91846 3.00%, 9/1/2035	2,536,034	2,583,208
Pool# C91859 3.50%, 12/1/2035	2,789,108	2,900,326
Pool# C91868 3.50%, 4/1/2036	6,730,596	6,999,103
Pool# A95406 4.00%, 12/1/2040	1,383,917	1,458,002
Pool# G60438 3.00%, 1/1/2041	7,120,971	7,168,887
Pool# Q06025 4.00%, 2/1/2042	1,793,968	1,904,123
Pool# Q10392 3.50%, 8/1/2042	3,952,365	4,083,176
Pool# G08541 3.50%, 8/1/2043	5,745,074	5,935,149
Pool# G08554 3.50%, 10/1/2043	3,302,386	3,411,288
Pool# G08588 4.00%, 5/1/2044	3,049,948	3,202,457
Pool# C09071 4.00%, 2/1/2045	6,002,095	6,300,116
FNMA Pool
Pool# MA0848 3.50%, 9/1/2026	5,395,792	5,605,821
Pool# AL4235 3.50%, 1/1/2027	6,686,511	6,946,780
Pool# AL4180 3.50%, 9/1/2028	3,257,385	3,384,178
Pool# MA2124 3.00%, 12/1/2029	1,507,541	1,547,744
Pool# AL6591 3.00%, 9/1/2033	6,630,674	6,787,798
Pool# MA1608 3.50%, 10/1/2033	8,536,671	8,897,869
Pool# MA2610 3.00%, 5/1/2036	10,944,515	11,124,707
Pool# AE0311 3.50%, 8/1/2040	6,735,526	6,963,122
Pool# AE3328 4.00%, 10/1/2040	4,075,532	4,296,917
Pool# AB1845 4.00%, 11/1/2040	7,421,029	7,822,465
Pool# AH0315 4.00%, 12/1/2040	10,358,042	10,922,379
Pool# AJ9278 3.50%, 12/1/2041	7,398,765	7,640,134
Pool# AJ9323 3.00%, 1/1/2042	4,215,573	4,220,340
Pool# AW8165 4.00%, 1/1/2042	5,579,321	5,878,812
Pool# AJ8414 4.00%, 2/1/2042	4,172,247	4,397,840
Pool# AB4696 4.00%, 3/1/2042	2,613,697	2,773,547
Pool# AP2132 3.50%, 8/1/2042	3,111,080	3,212,377
Pool# AP8288 3.00%, 9/1/2042	6,454,944	6,493,707

31

Statement of Investments (Continued)

October 31, 2017

Nationwide Core Plus Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AU2592 3.50%, 8/1/2043	$3,959,759	$4,084,330
Pool# BE4201 4.00%, 1/1/2045	10,466,103	10,991,645
Pool# AX4312 3.50%, 2/1/2045	4,009,027	4,124,098
Pool# AZ7353 3.50%, 11/1/2045	6,224,235	6,402,888
Pool# AS6408 3.50%, 1/1/2046	9,404,601	9,674,539
Pool# BC0304 3.50%, 3/1/2046	9,032,470	9,291,727
Pool# MA2620 3.00%, 5/1/2046	9,059,634	9,024,418
Pool# MA2959 3.50%, 4/1/2047	11,496,508	11,826,491

Total Mortgage-Backed Securities (cost $241,876,784)		240,397,105

Preferred Stocks 1.0%

	Shares

Insurance 0.6%
Allstate Corp. (The),
6.75%, 10/15/2018 (e)	94,250	2,476,890
Maiden Holdings North America Ltd., 7.75%, 12/1/2043 (e)	126,000	3,341,520
PartnerRe Ltd., 7.25%, 4/29/2021 (e)	31,383	913,873

		6,732,283

Mortgage Real Estate Investment Trusts (REITs) 0.4%
Two Harbors Investment Corp., 7.63%, 7/27/27 (e)(f)	180,000	4,780,800

Thrifts & Mortgage Finance 0.0%†
FHLMC, (ICE LIBOR USD 3 Month + 4.16%, 7.88% Floor), 8.38%, 12/31/2017* (d)(e)	35,000	230,650

Total Preferred Stocks (cost $11,786,712)		11,743,733

U.S. Treasury Obligations 15.9%

	Principal Amount

U.S. Treasury Bonds , 3.00%, 5/15/2042	$39,125,000	40,369,053
U.S. Treasury Notes
1.38%, 8/31/2020	17,500,000	17,335,254
2.00%, 8/31/2021	20,000,000	20,090,625
2.00%, 12/31/2021	12,165,000	12,202,540
1.75%, 5/15/2023	13,285,000	13,046,285
2.13%, 2/29/2024	19,435,000	19,378,062
2.00%, 2/15/2025	20,000,000	19,652,344
2.13%, 5/15/2025	12,000,000	11,878,594
2.00%, 8/15/2025	14,000,000	13,710,703
2.25%, 11/15/2025	7,685,000	7,654,980

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes (continued)
1.63%, 5/15/2026	$9,770,000	$9,234,940
2.00%, 11/15/2026	7,695,000	7,473,168

Total U.S. Treasury Obligations (cost $194,517,623)		192,026,548

Short-Term Investments 2.1%

	Shares

Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96% (g)(h)	316,935	316,935

	Principal Amount

U.S. Treasury Obligation 2.1%
U.S. Treasury Bills, 0.00%, 11/9/2017 (i)	$25,000,000	24,994,798

Total Short-Term Investments (cost $25,311,677)		25,311,733

Repurchase Agreement 1.1%
Royal Bank of Canada 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $13,109,341, collateralized by U.S. Treasury Notes, ranging from 1.88% -2.25%, maturing 1/31/2022 -2/15/2027; total market value $13,371,170. (h)(j)	13,108,970	13,108,970

Total Repurchase Agreement (cost $13,108,970)		13,108,970

Total Investments (cost $1,183,726,548) — 98.3%		1,190,544,794

Other assets in excess of liabilities — 1.7%		20,487,380

NET ASSETS — 100.0%		$1,211,032,174

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $12,988,173, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $316,935 and $13,108,970, respectively, a total value of $13,425,905.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2017 was $142,647,819 which represents 11.78% of net assets.

32

Statement of Investments (Continued)

October 31, 2017

Nationwide Core Plus Bond Fund (Continued)

(c)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2017. The maturity date reflects the next call date.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(e)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of October 31, 2017.

(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2017.

(g)	Represents 7-day effective yield as of October 31, 2017.

(h)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $13,425,905.

(i)	Zero Coupon Security. Debt security that pays no cash income but is sold at a substantial discount from its value at maturity.

(j)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

33

Statement of Assets and Liabilities

October 31, 2017

Nationwide Core Plus Bond Fund
Assets:
Investment securities, at value* (cost $1,170,617,578)	$1,177,435,824
Repurchase agreement, at value (cost $13,108,970)	13,108,970
Cash	39,446,628
Interest receivable	9,590,079
Security lending income receivable	27,737
Receivable for capital shares issued	951,391
Prepaid expenses	21,873

Total Assets	1,240,582,502

Liabilities:
Payable for investments purchased	15,493,490
Distributions payable	18,695
Payable for capital shares redeemed	66,727
Payable upon return of securities loaned (Note 2)	13,425,905
Accrued expenses and other payables:
Investment advisory fees	441,174
Fund administration fees	40,683
Distribution fees	1,044
Administrative servicing fees	1,343
Accounting and transfer agent fees	2,133
Trustee fees	2,997
Custodian fees	5,350
Compliance program costs (Note 3)	779
Professional fees	42,334
Printing fees	2,763
Other	4,911

Total Liabilities	29,550,328

Net Assets	$1,211,032,174

Represented by:
Capital	$1,211,270,124
Accumulated undistributed net investment income	258,272
Accumulated net realized losses from investment securities	(7,314,468)
Net unrealized appreciation/(depreciation) in investment securities	6,818,246

Net Assets	$1,211,032,174

Net Assets:
Class A Shares	$4,867,137
Class R6 Shares	1,193,143,756
Institutional Service Class Shares	13,021,281

Total	$1,211,032,174

34

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Core Plus Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	475,105
Class R6 Shares	116,397,345
Institutional Service Class Shares	1,269,868

Total	118,142,318

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.24
Class R6 Shares	$10.25
Institutional Service Class Shares	$10.25
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.69

Maximum Sales Charge:
Class A Shares	4.25%

*	Includes value of securities on loan of $12,988,173 (Note 2).
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

35

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$38,151,707
Dividend income	716,542
Income from securities lending (Note 2)	304,140

Total Income	39,172,389

EXPENSES:
Investment advisory fees	4,912,040
Fund administration fees	351,921
Distribution fees Class A	11,603
Administrative servicing fees Class A	5,572
Administrative servicing fees Institutional Service Class	8,160
Registration and filing fees	43,300
Professional fees	96,112
Printing fees	13,205
Trustee fees	33,306
Custodian fees	42,150
Accounting and transfer agent fees	12,943
Compliance program costs (Note 3)	4,958
Other	23,696

Total Expenses	5,558,966

NET INVESTMENT INCOME	33,613,423

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities	(4,698,781)
Net change in unrealized appreciation/depreciation in the value of investment securities	(2,305,371)

Net realized/unrealized losses	(7,004,152)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$26,609,271

The accompanying notes are an integral part of these financial statements.

36

Statements of Changes in Net Assets

	Nationwide Core Plus Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$33,613,423	$29,538,684
Net realized gains (losses)	(4,698,781)	5,604,634
Net change in unrealized appreciation/depreciation	(2,305,371)	13,919,443

Change in net assets resulting from operations	26,609,271	49,062,761

Distributions to Shareholders From:
Net investment income:
Class A	(129,787)	(117,113)
Class R6 (a)	(35,493,669)	(32,332,008)
Institutional Service Class	(244,233)	(132,514)
Net realized gains:
Class A	(7,009)	(494)
Class R6 (a)	(1,577,257)	(148,553)
Institutional Service Class	(10,791)	(250)

Change in net assets from shareholder distributions	(37,462,746)	(32,730,932)

Change in net assets from capital transactions	174,761,026	43,522,771

Change in net assets	163,907,551	59,854,600

Net Assets:
Beginning of year	1,047,124,623	987,270,023

End of year	$1,211,032,174	$1,047,124,623

Accumulated undistributed (distributions in excess of) net investment income at end of year	$258,272	$(5,159)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,808,848	$2,871,079
Dividends reinvested	133,902	110,061
Cost of shares redeemed	(1,458,881)	(1,322,423)

Total Class A Shares	483,869	1,658,717

Class R6 Shares (a)
Proceeds from shares issued	204,798,881	160,954,235
Dividends reinvested	36,848,653	32,274,740
Cost of shares redeemed	(73,749,282)	(156,554,218)

Total Class R6 Shares	167,898,252	36,674,757

Institutional Service Class Shares
Proceeds from shares issued	9,765,389	6,690,931
Dividends reinvested	242,385	132,329
Cost of shares redeemed	(3,628,869)	(1,633,963)

Total Institutional Service Class Shares	6,378,905	5,189,297

Change in net assets from capital transactions	$174,761,026	$43,522,771

37

Statements of Changes in Net Assets (Continued)

	Nationwide Core Plus Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A Shares
Issued	177,096	281,284
Reinvested	13,121	10,679
Redeemed	(142,957)	(127,761)

Total Class A Shares	47,260	164,202

Class R6 Shares (a)
Issued	20,053,938	15,725,811
Reinvested	3,606,404	3,136,800
Redeemed	(7,208,315)	(15,347,554)

Total Class R6 Shares	16,452,027	3,515,057

Institutional Service Class Shares
Issued	954,222	650,454
Reinvested	23,709	12,787
Redeemed	(356,344)	(157,839)

Total Institutional Service Class Shares	621,587	505,402

Total change in shares	17,120,874	4,184,661

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

38

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	$10.36	0.27	(0.08)	0.19	(0.29)	(0.02)	(0.31)	$10.24	1.80%		$4,867,137	0.86%	2.60%	0.86%	90.67%
Year Ended October 31, 2016	$10.19	0.27	0.20	0.47	(0.30)	–	(0.30)	$10.36	4.67%		$4,432,115	0.86%	2.60%	0.86%	91.19%
Year Ended October 31, 2015	$10.28	0.25	(0.05)	0.20	(0.28)	(0.01)	(0.29)	$10.19	1.95%		$2,686,422	0.81%	2.41%	0.81%	77.82%
Year Ended October 31, 2014	$10.22	0.25	0.09	0.34	(0.26)	(0.02)	(0.28)	$10.28	3.34%		$976,028	0.79%	2.40%	0.79%	67.11%
Period Ended October 31, 2013 (g)	$10.50	0.13	(0.27)	(0.14)	(0.14)	–	(0.14)	$10.22	(1.34%	)	$79,649	1.01%	2.49%	1.06%	49.95%

Class R6 Shares (h)
Year Ended October 31, 2017	$10.37	0.30	(0.08)	0.22	(0.32)	(0.02)	(0.34)	$10.25	2.18%		$1,193,143,756	0.49%	2.96%	0.49%	90.67%
Year Ended October 31, 2016	$10.20	0.30	0.21	0.51	(0.34)	–	(0.34)	$10.37	5.05%		$1,035,970,447	0.49%	2.96%	0.49%	91.19%
Year Ended October 31, 2015	$10.29	0.28	(0.05)	0.23	(0.31)	(0.01)	(0.32)	$10.20	2.27%		$983,126,370	0.49%	2.73%	0.49%	77.82%
Year Ended October 31, 2014	$10.22	0.28	0.10	0.38	(0.29)	(0.02)	(0.31)	$10.29	3.78%		$785,198,157	0.51%	2.69%	0.51%	67.11%
Year Ended October 31, 2013	$10.66	0.27	(0.17)	0.10	(0.31)	(0.23)	(0.54)	$10.22	0.95%		$282,088,539	0.69%	2.67%	0.81%	49.95%

Institutional Service Class Shares
Year Ended October 31, 2017	$10.37	0.29	(0.08)	0.21	(0.31)	(0.02)	(0.33)	$10.25	2.07%		$13,021,281	0.59%	2.83%	0.59%	90.67%
Year Ended October 31, 2016	$10.20	0.29	0.21	0.50	(0.33)	–	(0.33)	$10.37	4.95%		$6,722,061	0.59%	2.85%	0.59%	91.19%
Year Ended October 31, 2015	$10.28	0.27	(0.03)	0.24	(0.31)	(0.01)	(0.32)	$10.20	2.32%		$1,457,231	0.55%	2.67%	0.55%	77.82%
Year Ended October 31, 2014	$10.22	0.28	0.09	0.37	(0.29)	(0.02)	(0.31)	$10.28	3.67%		$192,588	0.52%	2.70%	0.52%	67.11%
Period Ended October 31, 2013 (g)	$10.50	0.15	(0.28)	(0.13)	(0.15)	–	(0.15)	$10.22	(1.18%	)	$62,188	0.70%	2.81%	0.72%	49.95%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from April 25, 2013 (commencement of operations) through October 31, 2013. Total return is calculated based on inception date of April 24, 2013 through October 31, 2013.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

39

Fund Commentary	Nationwide Government Bond Fund

For the annual period ended October 31, 2017, the Nationwide Government Bond Fund (Institutional Service Class) registered -1.39% versus -0.64% for its benchmark, the ICE BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Intermediate U.S. Government Funds (consisting of 66 funds as of October 31, 2017) was -0.50% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The year started out with a continuation of central banks, namely the European Central Bank and the Bank of England, actively purchasing large amounts of corporate bonds as part of their respective quantitative easing programs. In the U.S., the election of Donald Trump led to expectations of market-friendly policies such as reduced regulation, lower taxes, and infrastructure spending. While we have seen reduced regulation but little in the way of new legislation, risk assets have performed extremely well in 2017, with stocks making new all-time highs throughout 2017 and credit spreads hitting levels we haven’t seen since before the financial crisis.

The post-election rally continued in early 2017, which led to the lowest implied volatility in the S&P 500® Index since 2006. The Fed increased rates in March 2017, which caused minimal disruptions to financial markets, a flatter yield curve and pushed up short rates. Increasing geopolitical and economic risks, along with surprisingly low inflation, led to a small de-risking in the financial markets that modestly pushed longer rates down.

As economic expansion slowed, the Fed increased rates again in June 2017, but long-term rates still declined as inflation data was soft. The increase in rates did little to spark the dollar as it continued to slide. The growth in the global economy started to fuel a rebound in exports, helping to boost business spending.

The latter portion of the year was marked by natural disasters and geopolitical tensions, which did little to slow the upward trend of the financial markets. The economy continued its slow expansion, but inflation remained weak, and without another Fed rate hike the dollar continued its slide.

Ten-year Treasuries, which began the period at 1.83%, followed a relatively increasing pattern to a higher yield level at the end of the period. The yield increased sharply directly after the U.S. presidential election. Throughout the rest of 2017 the yield level went almost as low as at the start of the period, but ended the period at 2.38%.

The Fund underperformed its benchmark and Lipper peer category during the reporting period. The Fund was long duration to begin the period, which detracted from performance as rates moved sharply higher following the U.S. presidential election. Contributions to Fund performance were from yield curve positioning (positioned for a flatter curve) and an overweight to Agency mortgage-backed securities (MBS).

The underweight position in Treasuries and the out-of-benchmark position in Agency MBS are expected to be maintained on a view of better relative value. The expectation is to remain neutral to slightly long duration and be positioned for a flatter yield curve.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Chad W. Finefrock, CFA and Gary R. Hunt, CFA

The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

40

Fund Overview	Nationwide Government Bond Fund

Asset Allocation†

U.S. Treasury Obligations	42.1%
U.S. Government Agency Securities	21.3%
Mortgage-Backed Securities	16.3%
Collateralized Mortgage Obligations	8.3%
Corporate Bond	5.2%
Foreign Government Security	5.1%
Commercial Mortgage-Backed Security	0.8%
Other assets in excess of liabilities	0.9%
100.0%

Top Holdings††

U.S. Treasury Notes, 1.38%, 09/30/2019	14.9%
FHLB, 5.37%, 09/09/2024	8.3%
FFCB, 2.43%, 09/13/2027	7.8%
FNMA, 2.50%, 09/25/2042	7.2%
U.S. Treasury Notes, 1.38%, 09/15/2020	6.3%
U.S. Treasury Bonds, 3.38%, 05/15/2044	5.8%
U.S. Treasury Bonds, 2.88%, 05/15/2043	5.7%
U.S. Treasury Bonds, 3.13%, 11/15/2041	5.6%
FHLB, 3.00%, 03/12/2027	5.5%
Private Export Funding Corp., 1.45%, 08/15/2019	5.3%
Other Holdings	27.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

41

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	(1.66)%	0.18%	2.90%
	w/SC2	(3.92)%	(0.69)%	2.45%
Class C	w/o SC1	(2.23)%	(0.48)%	2.25%
	w/SC3	(3.20)%	N/A	N/A
Class R4,5		(2.05)%	(0.21)%	2.59%
Institutional Service Class[6]	w/o SC1	(1.39)%	0.45%	3.19%
	w/SC7	N/A	0.45%	2.72%
ICE BofAML AAA U.S. Treasury/Agency Master Index		(0.64)%	1.35%	3.60%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[7]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front-end sales charge was eliminated.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.13%	1.07%
Class C	1.81%	1.75%
Class R	1.51%	1.45%
Institutional Service Class	0.84%	0.78%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

42

Fund Performance (cont.)	Nationwide Government Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Government Bond Fund versus the ICE Bank of America Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index, and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

43

Shareholder Expense Example	Nationwide Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Government Bond Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,004.80	5.36	1.06
	Hypothetical	(a)(b)	1,000.00	1,019.86	5.40	1.06
Class C Shares	Actual	(a)	1,000.00	1,002.40	8.83	1.75
	Hypothetical	(a)(b)	1,000.00	1,016.38	8.89	1.75
Class R Shares	Actual	(a)	1,000.00	1,002.80	7.32	1.45
	Hypothetical	(a)(b)	1,000.00	1,017.90	7.38	1.45
Institutional Service Class Shares	Actual	(a)	1,000.00	1,006.20	3.94	0.78
	Hypothetical	(a)(b)	1,000.00	1,021.27	3.97	0.78

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

44

Statement of Investments

October 31, 2017

Nationwide Government Bond Fund

Collateralized Mortgage Obligations 8.3%

	Principal Amount	Value

FHLMC REMICS
Series 1684, Class I, 6.50%, 03/15/2024	$233,052	$258,519
Series 2296, Class H, 6.50%, 03/15/2031	15,604	16,376
FNMA REMICS
Series 1990-7, Class B, 8.50%, 01/25/2020	2,461	2,591
Series 1993-16, Class Z, 7.50%, 02/25/2023	14,929	16,150
Series 1993-226, Class PK, 6.00%, 12/25/2023	106,149	119,189
Series 2013-59, Class MX, 2.50%, 09/25/2042	2,716,583	2,721,742

Total Collateralized Mortgage Obligations (cost $3,132,026)		3,134,567

Commercial Mortgage-Backed Security 0.8%
FNMA REMICS Series 1998-73, Class MZ, 6.30%, 10/17/2038	314,272	318,692

Total Commercial Mortgage-Backed Security (cost $315,617)		318,692

Corporate Bond 5.2%
Diversified Financial Services 5.2%
Private Export Funding Corp.,
Series HH, 1.45%, 08/15/2019	2,000,000	1,990,214

Total Corporate Bond (cost $2,003,878)		1,990,214

Foreign Government Security 5.1%
UNITED STATES 5.1%
Ukraine Government AID Bond, 1.47%, 09/29/2021	2,000,000	1,953,736

Total Foreign Government Security (cost $2,000,000)		1,953,736

Mortgage-Backed Securities 16.3%
FNMA Pool
Pool# 874740 6.32%, 07/01/2022	1,527,883	1,689,243
Pool# 874982 6.81%, 11/01/2025	1,528,525	1,746,960
Pool# 387114 5.62%, 09/01/2034	986,346	1,029,461
Pool# 773298 3.10%, 04/01/2035 (a)	766,320	806,750
Pool# 813605 3.11%, 07/01/2036 (a)	133,817	140,180

Mortgage-Backed Securities (continued)

	Principal Amount	Value

Pool# 745769 3.34%, 07/01/2036 (a)	$758,607	$793,703

Total Mortgage-Backed Securities (cost $5,794,237)		6,206,297

U.S. Government Agency Securities 21.3%
FFCB, 2.43%, 09/13/2027	3,000,000	2,920,767
FHLB
5.37%, 09/09/2024	2,615,000	3,113,877
3.00%, 03/12/2027	2,000,000	2,055,190

Total U.S. Government Agency Securities (cost $8,126,302)		8,089,834

U.S. Treasury Obligations 42.1%
U.S. Treasury Bonds
3.13%, 11/15/2041	2,000,000	2,110,156
2.88%, 05/15/2043	2,145,000	2,156,479
3.38%, 05/15/2044	2,000,000	2,198,047
U.S. Treasury Notes
1.38%, 09/30/2019	5,650,000	5,627,488
1.38%, 09/15/2020	2,400,000	2,377,594
2.13%, 07/31/2024	625,000	621,607
2.38%, 08/15/2024	900,000	909,035

Total U.S. Treasury Obligations (cost $15,946,475)		16,000,406

Total Investments (cost $37,318,535) — 99.1%		37,693,746

Other assets in excess of liabilities — 0.9%		352,887

NET ASSETS — 100.0%		$38,046,633

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2017.

AID	Agency for International Development

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

45

Statement of Assets and Liabilities

October 31, 2017

Nationwide Government Bond Fund
Assets:
Investment securities, at value (cost $37,318,535)	$37,693,746
Cash	263,551
Interest receivable	190,690
Receivable for capital shares issued	3,187
Reimbursement from investment adviser (Note 3)	5,078
Prepaid expenses	25,358

Total Assets	38,181,610

Liabilities:
Distributions payable	5,277
Payable for capital shares redeemed	56,988
Accrued expenses and other payables:
Investment advisory fees	11,431
Fund administration fees	14,506
Distribution fees	2,729
Administrative servicing fees	7,259
Accounting and transfer agent fees	5,639
Trustee fees	96
Custodian fees	458
Compliance program costs (Note 3)	26
Professional fees	21,353
Printing fees	5,737
Other	3,478

Total Liabilities	134,977

Net Assets	$38,046,633

Represented by:
Capital	$39,201,726
Accumulated distributions in excess of net investment income	(57,619)
Accumulated net realized losses from investment securities	(1,472,685)
Net unrealized appreciation/(depreciation) in investment securities	375,211

Net Assets	$38,046,633

Net Assets:
Class A Shares	$10,614,094
Class C Shares	337,340
Class R Shares	362,930
Institutional Service Class Shares	26,732,269

Total	$38,046,633

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,072,029
Class C Shares	34,086
Class R Shares	36,648
Institutional Service Class Shares	2,699,382

Total	3,842,145

46

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Government Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.90
Class C Shares (b)	$9.90
Class R Shares	$9.90
Institutional Service Class Shares	$9.90
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.13

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

47

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Government Bond Fund
INVESTMENT INCOME:
Interest income	$1,077,164

Total Income	1,077,164

EXPENSES:
Investment advisory fees	170,959
Fund administration fees	91,653
Distribution fees Class A	32,048
Distribution fees Class C	4,232
Distribution fees Class R	2,417
Administrative servicing fees Class A	14,084
Administrative servicing fees Class C	178
Administrative servicing fees Class R	1,209
Administrative servicing fees Institutional Service Class	22,990
Registration and filing fees	51,524
Professional fees	28,452
Printing fees	14,806
Trustee fees	1,181
Custodian fees	2,010
Accounting and transfer agent fees	30,673
Compliance program costs (Note 3)	176
Other	3,880

Total expenses before expenses reimbursed	472,472

Expenses reimbursed by adviser (Note 3)	(98,155)

Net Expenses	374,317

NET INVESTMENT INCOME	702,847

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	43,335
Net change in unrealized appreciation/depreciation in the value of investment securities	(1,544,010)

Net realized/unrealized losses	(1,500,675)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(797,828)

The accompanying notes are an integral part of these financial statements.

48

Statements of Changes in Net Assets

	Nationwide Government Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$702,847	$809,691
Net realized gains (losses)	43,335	(1,322,722)
Net change in unrealized appreciation/depreciation	(1,544,010)	1,859,238

Change in net assets resulting from operations	(797,828)	1,346,207

Distributions to Shareholders From:
Net investment income:
Class A	(199,711)	(265,964)
Class C	(3,729)	(4,446)
Class R	(5,638)	(5,399)
Institutional Service Class	(528,418)	(557,232)
Net realized gains:
Class A	(5,830)	(12,899)
Class C	(188)	(338)
Class R	(245)	(258)
Institutional Service Class	(12,225)	(16,971)
Return of capital:
Class A	–	(11,785)
Class C	–	(195)
Class R	–	(240)
Institutional Service Class	–	(24,688)

Change in net assets from shareholder distributions	(755,984)	(900,415)

Change in net assets from capital transactions	(10,014,709)	(20,619,234)

Change in net assets	(11,568,521)	(20,173,442)

Net Assets:
Beginning of year	49,615,154	69,788,596

End of year	$38,046,633	$49,615,154

Accumulated distributions in excess of net investment income at end of year	$(57,619)	$(67,346)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,220,739	$10,429,873
Dividends reinvested	192,868	271,887
Cost of shares redeemed	(6,900,763)	(24,543,604)

Total Class A Shares	(4,487,156)	(13,841,844)

Class C Shares
Proceeds from shares issued	19,434	148,478
Dividends reinvested	2,864	3,949
Cost of shares redeemed	(301,829)	(515,836)

Total Class C Shares	(279,531)	(363,409)

Class R Shares
Proceeds from shares issued	84,592	331,726
Dividends reinvested	2,970	2,625
Cost of shares redeemed	(365,102)	(201,641)

Total Class R Shares	(277,540)	132,710

49

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$2,124,751	$4,069,097
Dividends reinvested	487,130	545,164
Cost of shares redeemed	(7,582,363)	(11,160,952)

Total Institutional Service Class Shares	(4,970,482)	(6,546,691)

Change in net assets from capital transactions	$(10,014,709)	$(20,619,234)

SHARE TRANSACTIONS:
Class A Shares
Issued	224,131	1,005,412
Reinvested	19,436	26,529
Redeemed	(694,628)	(2,403,496)

Total Class A Shares	(451,061)	(1,371,555)

Class C Shares
Issued	1,953	14,465
Reinvested	289	386
Redeemed	(30,474)	(50,541)

Total Class C Shares	(28,232)	(35,690)

Class R Shares
Issued	8,498	32,437
Reinvested	299	256
Redeemed	(36,753)	(19,681)

Total Class R Shares	(27,956)	13,012

Institutional Service Class Shares
Issued	214,431	396,537
Reinvested	49,065	53,146
Redeemed	(763,967)	(1,084,991)

Total Institutional Service Class Shares	(500,471)	(635,308)

Total change in shares	(1,007,720)	(2,029,541)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

50

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	$10.23	0.15	(0.33)	(0.18)	(0.15)	–	–	(0.15)	$9.90	(1.66%	)	$10,614,094	1.06%	1.48%		1.29%	51.21%
Year Ended October 31, 2016	$10.14	0.12	0.11	0.23	(0.13)	–	(0.01)	(0.14)	$10.23	2.24%		$15,579,255	1.09%	1.18%		1.22%	29.87%
Year Ended October 31, 2015	$10.19	0.12	(0.03)	0.09	(0.14)	–	–	(0.14)	$10.14	0.85%		$29,360,368	1.14%	1.21%		1.15%	27.70%
Year Ended October 31, 2014	$10.10	0.11	0.10	0.21	(0.12)	–	–	(0.12)	$10.19	2.11%		$26,793,242	1.14%	1.06%		1.17%	54.32%
Year Ended October 31, 2013	$10.74	0.05	(0.31)	(0.26)	(0.09)	(0.29)	–	(0.38)	$10.10	(2.54%	)	$31,478,682	1.15%	0.53%		1.16%	156.00%

Class C Shares
Year Ended October 31, 2017	$10.22	0.08	(0.31)	(0.23)	(0.09)	–	–	(0.09)	$9.90	(2.23%	)	$337,340	1.74%	0.80%		1.98%	51.21%
Year Ended October 31, 2016	$10.14	0.05	0.09	0.14	(0.06)	–	–	(0.06)	$10.22	1.46%		$637,095	1.78%	0.51%		1.91%	29.87%
Year Ended October 31, 2015	$10.19	0.06	(0.04)	0.02	(0.07)	–	–	(0.07)	$10.14	0.18%		$993,706	1.82%	0.54%		1.84%	27.70%
Year Ended October 31, 2014	$10.10	0.04	0.10	0.14	(0.05)	–	–	(0.05)	$10.19	1.43%		$996,981	1.82%	0.38%		1.85%	54.32%
Year Ended October 31, 2013	$10.74	(0.01)	(0.31)	(0.32)	(0.03)	(0.29)	–	(0.32)	$10.10	(3.13%	)	$1,408,921	1.78%	(0.10%	)	1.80%	156.00%

Class R Shares (e)
Year Ended October 31, 2017	$10.23	0.11	(0.32)	(0.21)	(0.12)	–	–	(0.12)	$9.90	(2.05%	)	$362,930	1.45%	1.09%		1.68%	51.21%
Year Ended October 31, 2016	$10.15	0.08	0.09	0.17	(0.09)	–	–	(0.09)	$10.23	1.75%		$661,181	1.47%	0.81%		1.61%	29.87%
Year Ended October 31, 2015	$10.20	0.09	(0.04)	0.05	(0.10)	–	–	(0.10)	$10.15	0.47%		$523,688	1.51%	0.83%		1.53%	27.70%
Year Ended October 31, 2014	$10.11	0.07	0.10	0.17	(0.08)	–	–	(0.08)	$10.20	1.71%		$653,178	1.53%	0.68%		1.56%	54.32%
Year Ended October 31, 2013	$10.75	0.02	(0.31)	(0.29)	(0.06)	(0.29)	–	(0.35)	$10.11	(2.84%	)	$802,424	1.46%	0.21%		1.47%	156.00%

Institutional Service Class Shares (f)
Year Ended October 31, 2017	$10.23	0.17	(0.32)	(0.15)	(0.18)	–	–	(0.18)	$9.90	(1.39%	)	$26,732,269	0.78%	1.76%		1.01%	51.21%
Year Ended October 31, 2016	$10.15	0.15	0.10	0.25	(0.16)	–	(0.01)	(0.17)	$10.23	2.44%		$32,737,623	0.81%	1.48%		0.94%	29.87%
Year Ended October 31, 2015	$10.19	0.15	(0.02)	0.13	(0.17)	–	–	(0.17)	$10.15	1.24%		$38,910,834	0.85%	1.50%		0.87%	27.70%
Year Ended October 31, 2014	$10.10	0.14	0.10	0.24	(0.15)	–	–	(0.15)	$10.19	2.39%		$43,741,988	0.87%	1.35%		0.89%	54.32%
Year Ended October 31, 2013	$10.75	0.08	(0.32)	(0.24)	(0.12)	(0.29)	–	(0.41)	$10.10	(2.35%	)	$49,450,167	0.87%	0.82%		0.88%	156.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(f)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

51

Fund Commentary	Nationwide Government Money Market Fund

For the annual period ended October 31, 2017, the Nationwide Government Money Market Fund (Investor Shares*) returned 0.23% versus 0.37% for its benchmark, the iMoneyNet Money Fund AverageTM Government All. For broader comparison, the median return for the Fund’s closest Lipper peer category of U.S. Government Money Market Funds (consisting of 236 funds as of October 31, 2017) was 0.47% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The twelve months ended October 31, 2017, were characterized by continued monetary policy tightening by the Federal Reserve (“the Fed”) and the long-awaited kickoff to the tapering of the Fed’s balance sheet. Over the twelve months, economic growth remained on track, rebounding from weak growth earlier this year to average gross domestic product (GDP) growth of about 2% over the period. The unemployment rate continued to decline, falling from 4.8% at the end of October 31, 2016, to 4.1% in October 2017. Early in the period inflation measures ran close to the Fed’s 2% goal, but subsequently declined over the course of 2017. The price index for core personal consumption expenditures fell from 1.9% at the beginning of the period to 1.3% in the third quarter of 2017. While much of the decline can be attributed to changes in wireless plans, it is expected that the Fed will be monitoring inflation developments closely. Against this backdrop of moderate economic growth, the Fed raised short-term interest rates on three occasions over the twelve-month time period, taking action at the December 2016, March 2017, and June 2017 Federal Open Market Committee (FOMC) meetings to raise the Fed Funds Target Range from a 0.25% to 0.5% range to one of 1% to 1.25%.

In addition, the Fed announced plans to begin the process of tapering reinvestment of maturities and paydowns on its security holdings at the June FOMC meeting and took first action toward limiting reinvestments in October 2017. The Fed will limit its reinvestments subject to a series of caps that will increase methodically over the remainder of this year and next, beginning by reducing reinvestments by up to $10 billion on a monthly basis initially and reaching a limit of $50 billion on a monthly basis by the end of 2018. Yields on short-term U.S. Treasury and U.S. Government agency securities reacted to and in many cases anticipated the policy actions by the Fed over the course of the twelve-month period.

Beginning the period at 0.30%, the yield on 3-month Treasury bills rose to end October 31, 2017, at 1.13%. Similarly, the yield on 1-year agency discount notes rose from 0.70% to 1.41% over that same time period. Yields on non-government securities were less responsive to the policy actions over the period, with the yield on the 3-month London Interbank Offered Rate (LIBOR) rising from 0.88% to 1.38% over the twelve months.

Against the backdrop of rising short-term interest rates, we lowered the Fund’s average maturity target range from a 40- to 50-day range at the beginning of the period down to 35 to 45 days in February 2017, and again to 30 to 40 days in May 2017. The target range then remained in place through the end of the reporting period. We found value in term repurchase agreements, which increased from 9.5% of portfolio holdings to 19.7%, adding incremental yield relative to positions in overnight repurchase agreements. We also added to the Fund’s position of agency floating-rate securities, with this allocation growing from 20.7% to 29.4%. As 3-month LIBOR lagged in response to monetary policy changes, we favored floating-rate securities tied to 1-month LIBOR instead. The Fund’s floating-rate position contributed positively to Fund performance over the time period. The Fund’s weighted average maturity declined from 49 days at the end of October 31, 2016, to 38 days on October 31, 2017. At the same time the Fund’s weighted average life remained relatively stable, increasing from 99 days at the beginning of the period to 102 days at the end.

Subadviser:

Federated Investment Management Company

*Performance is shown for the Fund’s Investor Shares because that share class now has more assets than the Fund’s Class R6 (which was previously shown for performance reporting).

52

Fund Commentary (cont.)	Nationwide Government Money Market Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The fund’s sponsor has no legal obligation to provide financial support to the fund.

The Fund may invest in shares of other government money market mutual funds, including those advised by the Fund’s subadviser, to provide additional liquidity or to achieve higher yields. Please refer to the most-recent prospectus for a more-detailed description of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

53

Fund Overview	Nationwide Government Money Market Fund

Asset Allocation†

Repurchase Agreements	57.3%
U.S. Government Agency Securities	42.1%
U.S. Treasury Obligations	1.3%
Investment Companies	0.3%
Liabilities in excess of other assets	(1.0)%
100.0%

Top Holdings††

FHLB, 1.07%, 1/24/2018	2.5%
FHLB, 1.01%, 1/17/2018	1.8%
FHLB, 1.31%, 12/7/2017	1.3%
FHLB, 1.09%, 2/15/2018	1.3%
FHLMC, 1.32%, 1/8/2018	1.3%
FNMA, 0.88%, 12/20/2017	1.0%
FHLB, 1.08%, 1/25/2018	1.0%
FHLB, 0.88%, 6/29/2018	0.9%
FHLB, 1.16%, 3/19/2019	0.9%
Tennessee Valley Authority, 1.75%, 10/15/2018	0.9%
Other Holdings*	87.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

54

Fund Performance	Nationwide Government Money Market Fund

Average Annual Total Return

(For periods ended October 31, 2017)

	1 Yr.	5 Yr.	10 Yr.
Class R6[1]	0.34%	0.08%	0.33%
Investor[2]	0.23%	0.05%	0.30%
Service Class	0.14%	0.03%	0.28%
iMoneyNet Money Fund Average™ Government All	0.37%	0.09%	0.28%
CPI	2.04%	1.29%	1.67%

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[2]	Effective September 30, 2016, Prime Shares were renamed Investor Shares.

Expense Ratios

Net Expense Ratio^
Class R6[1]	0.44%
Investor	0.59%
Service Class	0.74%

^	Current effective prospectus dated May 24, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

55

Fund Performance (cont.)	Nationwide Government Money Market Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Investor Shares of the Nationwide Government Money Market Fund versus the iMoneyNet Money Fund Average™ Government All and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

56

Shareholder Expense Example	Nationwide Government Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Government Money Market Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class R6 Shares(a)	Actual	(b)	1,000.00	1,002.80	2.27	0.45
	Hypothetical	(b)(c)	1,000.00	1,022.94	2.29	0.45
Investor Shares(d)	Actual	(b)	1,000.00	1,002.10	2.98	0.59
	Hypothetical	(b)(c)	1,000.00	1,022.23	3.01	0.59
Service Class Shares	Actual	(b)	1,000.00	1,001.30	3.78	0.75
	Hypothetical	(b)(c)	1,000.00	1,021.42	3.82	0.75

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(c)	Represents the hypothetical 5% return before expenses.

(d)	Effective September 30, 2016, Prime Shares were renamed Investor Shares.

57

Statement of Investments

October 31, 2017

Nationwide Government Money Market Fund

U.S. Government Agency Securities 42.1%

	Principal Amount	Value

FFCB
0.82%, 12/12/2017	$4,100,000	$4,099,369
0.67%, 1/8/2018	1,500,000	1,498,530
0.99%, 3/28/2018	4,500,000	4,495,524
(ICE LIBOR USD 1 Month + 0.05%)1.29%, 4/16/2018 (a)	250,000	250,218
1.00%, 7/18/2018	1,000,000	997,770
1.25%, 8/10/2018	570,000	569,936
1.95%, 8/28/2018	500,000	502,801
(ICE LIBOR USD 1 Month + 0.02%)1.26%, 9/14/2018 (a)	5,000,000	4,999,561
(ICE LIBOR USD 1 Month + 0.06%)1.30%, 9/21/2018 (a)	5,500,000	5,500,000
(ICE LIBOR USD 1 Month + 0.10%)1.33%, 10/3/2018 (a)	900,000	900,212
(ICE LIBOR USD 1 Month + 0.07%)1.30%, 10/22/2018 (a)	500,000	500,716
(ICE LIBOR USD 1 Month -0.14%)1.10%, 10/25/2018 (a)	3,000,000	3,000,000
(ICE LIBOR USD 1 Month -0.05%)1.19%, 2/21/2019 (a)	600,000	599,986
(ICE LIBOR USD 1 Month + 0.15%)1.39%, 3/1/2019 (a)	1,500,000	1,503,877
(ICE LIBOR USD 1 Month -0.04%)1.20%, 3/13/2019 (a)	2,000,000	1,999,945
(ICE LIBOR USD 1 Month -0.04%)1.20%, 3/15/2019 (a)	750,000	749,986
(ICE LIBOR USD 1 Month -0.09%)1.15%, 5/1/2019 (a)	3,250,000	3,249,853
(ICE LIBOR USD 1 Month -0.09%)1.15%, 5/15/2019 (a)	1,500,000	1,500,000
(ICE LIBOR USD 1 Month -0.07%)1.18%, 7/29/2019 (a)	2,000,000	2,000,000
FFCB Discount Notes,
1.20%, 4/11/2018	750,000	746,009
FHLB
1.00%, 12/7/2017	3,000,000	2,997,000
(ICE LIBOR USD 1 Month + 0.07%)1.31%, 12/7/2017 (a)	8,000,000	8,000,290
1.13%, 12/8/2017	1,500,000	1,500,372
1.00%, 12/19/2017	750,000	750,131
(ICE LIBOR USD 1 Month -0.16%)1.08%, 1/12/2018 (a)	2,000,000	2,000,000
(ICE LIBOR USD 3 Month -0.34%)1.01%, 1/17/2018 (a)	11,250,000	11,250,000
(ICE LIBOR USD 3 Month -0.30%)1.07%, 1/24/2018 (a)	16,000,000	16,000,000
(ICE LIBOR USD 3 Month -0.36%)1.01%, 1/25/2018 (a)	1,750,000	1,750,000
(ICE LIBOR USD 1 Month -0.16%)1.08%, 1/25/2018 (a)	6,250,000	6,250,000
0.90%, 1/26/2018	1,000,000	999,374
1.00%, 2/12/2018	1,500,000	1,499,490
1.14%, 2/12/2018	300,000	299,962
(ICE LIBOR USD 1 Month -0.15%)1.09%, 2/15/2018 (a)	8,000,000	8,000,000
(ICE LIBOR USD 3 Month -0.21%)1.11%, 2/23/2018 (a)	3,200,000	3,200,000
(ICE LIBOR USD 1 Month -0.16%)1.08%, 2/28/2018 (a)	5,000,000	5,000,000
1.13%, 2/28/2018	1,000,000	996,281

U.S. Government Agency Securities (continued)

	Principal Amount	Value

3.25%, 3/9/2018	$1,400,000	$1,410,034
(ICE LIBOR USD 1 Month -0.14%)1.10%, 4/6/2018 (a)	2,500,000	2,500,000
(ICE LIBOR USD 1 Month -0.14%)1.10%, 4/6/2018 (a)	1,000,000	999,870
(ICE LIBOR USD 1 Month -0.12%)1.12%, 4/16/2018 (a)	2,000,000	2,000,000
(ICE LIBOR USD 1 Month -0.12%)1.12%, 4/17/2018 (a)	3,000,000	3,000,000
(ICE LIBOR USD 3 Month -0.25%)1.07%, 5/8/2018 (a)	3,000,000	3,000,000
(ICE LIBOR USD 3 Month -0.13%)1.19%, 5/8/2018 (a)	2,000,000	1,999,948
(ICE LIBOR USD 1 Month -0.14%)1.10%, 5/18/2018 (a)	3,500,000	3,500,000
1.25%, 6/8/2018	1,500,000	1,499,736
2.75%, 6/8/2018	3,000,000	3,026,511
1.00%, 6/19/2018	600,000	599,023
1.25%, 6/19/2018	625,000	624,944
0.88%, 6/29/2018	6,000,000	5,984,233
0.84%, 7/12/2018	2,700,000	2,691,577
(ICE LIBOR USD 1 Month -0.15%)1.09%, 7/16/2018 (a)	4,700,000	4,700,000
(ICE LIBOR USD 1 Month -0.08%)1.16%, 7/20/2018 (a)	2,000,000	2,000,446
1.25%, 7/27/2018	1,250,000	1,249,809
(ICE LIBOR USD 1 Month -0.13%)1.11%, 8/20/2018 (a)	5,000,000	5,000,000
(ICE LIBOR USD 1 Month -0.13%)1.11%, 8/21/2018 (a)	4,200,000	4,200,000
1.25%, 9/5/2018	1,800,000	1,799,798
1.28%, 9/13/2018	3,000,000	2,966,820
1.25%, 9/17/2018	2,000,000	1,999,332
(ICE LIBOR USD 1 Month -0.14%)1.10%, 10/16/2018 (a)	5,400,000	5,400,000
(ICE LIBOR USD 1 Month -0.15%)1.09%, 10/23/2018 (a)	3,000,000	3,000,000
(ICE LIBOR USD 1 Month -0.09%)1.15%, 11/9/2018 (a)	2,000,000	2,000,000
(ICE LIBOR USD 1 Month -0.04%)1.20%, 1/23/2019 (a)	500,000	500,119
(ICE LIBOR USD 1 Month -0.05%)1.19%, 1/25/2019 (a)	2,400,000	2,400,000
(ICE LIBOR USD 1 Month -0.05%)1.19%, 2/1/2019 (a)	1,500,000	1,499,937
(ICE LIBOR USD 1 Month -0.05%)1.19%, 2/7/2019 (a)	350,000	350,000
(ICE LIBOR USD 1 Month -0.05%)1.19%, 3/6/2019 (a)	4,000,000	3,999,560
(ICE LIBOR USD 1 Month -0.08%)1.16%, 3/19/2019 (a)	5,750,000	5,750,000
(ICE LIBOR USD 3 Month -0.19%)1.12%, 5/10/2019 (a)	750,000	750,000
(ICE LIBOR USD 3 Month -0.16%)1.16%, 5/24/2019 (a)	3,500,000	3,500,773
(ICE LIBOR USD 1 Month -0.06%)1.18%, 9/11/2019 (a)	1,950,000	1,950,000
(ICE LIBOR USD 1 Month -0.06%)1.18%, 9/18/2019 (a)	3,500,000	3,500,000
(ICE LIBOR USD 1 Month -0.07%)1.17%, 10/18/2019 (a)	1,300,000	1,300,000

58

Statement of Investments (Continued)

October 31, 2017

Nationwide Government Money Market Fund (Continued)

U.S. Government Agency Securities (continued)

	Principal Amount	Value

FHLMC
5.13%, 11/17/2017	$3,000,000	$3,005,570
1.00%, 12/15/2017	350,000	350,034
1.25%, 12/26/2017	725,000	725,088
(ICE LIBOR USD 3 Month -0.03%)1.32%, 1/8/2018 (a)	8,000,000	8,000,000
0.88%, 3/7/2018	3,000,000	2,995,974
1.06%, 6/22/2018	2,600,000	2,596,121
(ICE LIBOR USD 3 Month -0.25%)1.12%, 7/25/2018 (a)	2,800,000	2,800,000
1.05%, 7/27/2018	1,000,000	997,363
1.10%, 9/13/2018	3,000,000	2,992,313
1.15%, 9/14/2018	1,500,000	1,497,491
0.88%, 10/12/2018	2,600,000	2,589,965
(ICE LIBOR USD 1 Month -0.12%)1.00%, 5/1/2019 (a)	5,000,000	5,000,000
FNMA
0.88%, 12/20/2017	6,500,000	6,499,700
(ICE LIBOR USD 3 Month -0.03%)1.33%, 1/11/2018 (a)	5,000,000	5,000,000
(ICE LIBOR USD 3 Month -0.05%)1.28%, 3/21/2018 (a)	745,000	745,707
0.88%, 5/21/2018	5,000,000	4,989,350
1.13%, 7/20/2018	1,906,000	1,903,694
1.00%, 7/25/2018	650,000	648,785
Tennessee Valley Authority
6.25%, 12/15/2017	1,000,000	1,006,196
4.50%, 4/1/2018	900,000	911,966
1.75%, 10/15/2018	5,500,000	5,520,025

Total U.S. Government Agency Securities (cost $263,585,005)		263,585,005

U.S. Treasury Obligations 1.3%
U.S. Treasury Notes
0.63%, 11/30/2017	5,500,000	5,499,083
2.63%, 1/31/2018	1,050,000	1,054,546
1.00%, 8/15/2018	1,600,000	1,596,268

Total U.S. Treasury Obligations (cost $8,149,897)		8,149,897

Investment Companies 0.3%

	Shares

Asset Management 0.3%
Federated Government Obligations Fund, Premier Shares, 0.95% (b)	1,000,000	1,000,000
Federated Treasury Obligations Fund, Institutional Shares, 0.90% (b)	1,000,000	1,000,000

Total Investment Companies (cost $2,000,000)		2,000,000

Repurchase Agreements 57.3%

	Principal Amount	Value

ABN Amro Bank NV, 1.06%, dated 10/31/2017, due 11/1/2017, repurchase price $50,001,472, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.00% - 5.50%, maturing 11/30/2018 - 5/15/2047; total market value $51,222,691. (c)	$50,000,000	$50,000,000
Natixis Financial Products LLC, 1.07%, dated 10/31/2017, due 11/1/2017, repurchase price $25,000,743, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.13% - 6.63%, maturing 2/28/2021 - 11/1/2047; total market value $25,551,116. (c)	25,000,000	25,000,000
Natixis Financial Products LLC, 1.04%, dated 10/26/2017, due 11/2/2017, repurchase price $25,005,056, collateralized by U.S. Government Treasury Securities, ranging from 0.13% -3.63%, maturing 4/15/2018 -11/15/2046; total market value $25,505,161. (c)	25,000,000	25,000,000
RBS Securities, Inc., 1.05%, dated 10/31/2017, due 11/1/2017, repurchase price $50,001,458, collateralized by U.S. Government Treasury Securities, ranging from 0.00% - 2.50%, maturing 11/30/2017 - 8/15/2025; total market value $51,000,785. (c)	50,000,000	50,000,000
RBS Securities, Inc., 1.04%, dated 10/26/2017, due 11/2/2017, repurchase price $100,020,222, collateralized by U.S. Government Treasury Securities, ranging from 0.13% -5.38%, maturing 2/28/2018 -11/15/2044; total market value $102,016,197. (c)	100,000,000	100,000,000
Wells Fargo Securities LLC, 1.06%, dated 10/31/2017, due 11/1/2017, repurchase price $108,003,180, collateralized by U.S. Government Agency Securities, ranging from 0.00% - 5.50%, maturing 2/12/2018 - 1/15/2055; total market value $110,551,049. (c)	108,000,000	108,000,000

Total Repurchase Agreements (cost $358,000,000)		358,000,000

Total Investments (cost $631,734,902) — 101.0%		631,734,902

Liabilities in excess of other assets — (1.0)%		(6,485,140)

NET ASSETS — 100.0%		$625,249,762

59

Statement of Investments (Continued)

October 31, 2017

Nationwide Government Money Market Fund (Continued)

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(b)	Represents 7-day effective yield as of October 31, 2017.

(c)	Please refer to Note 2(g) for additional information on the joint repurchase agreement.

FFCB	Federal Farm Credit Bank

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

60

Statement of Assets and Liabilities

October 31, 2017

Nationwide Government Money Market Fund
Assets:
Investment securities, at value (cost $273,734,902)	$273,734,902
Repurchase agreements, at value (cost $358,000,000)	358,000,000
Cash	522,343
Interest and dividends receivable	477,564
Receivable for capital shares issued	32,414
Prepaid expenses	24,968

Total Assets	632,792,191

Liabilities:
Payable for investments purchased	5,000,000
Distributions payable	776
Payable for capital shares redeemed	2,051,813
Accrued expenses and other payables:
Investment advisory fees	161,230
Fund administration fees	26,647
Distribution fees	277
Administrative servicing fees	144,611
Accounting and transfer agent fees	81,247
Trustee fees	1,634
Custodian fees	5,167
Compliance program costs (Note 3)	428
Professional fees	27,022
Printing fees	34,594
Other	6,983

Total Liabilities	7,542,429

Net Assets	$625,249,762

Represented by:
Capital	$625,249,517
Accumulated net realized gains from investment securities	245

Net Assets	$625,249,762

Net Assets:
Class R6 Shares	$291,012,172
Investor Shares	332,105,990
Service Class Shares	2,131,600

Total	$625,249,762

Shares Outstanding (unlimited number of shares authorized):
Class R6 Shares	291,012,853
Investor Shares	332,105,636
Service Class Shares	2,131,603

Total	625,250,092

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class R6 Shares	$1.00
Investor Shares	$1.00
Service Class Shares	$1.00

The accompanying notes are an integral part of these financial statements.

61

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Government Money Market Fund
INVESTMENT INCOME:
Interest income	$5,421,609
Dividend income	121,168

Total Income	5,542,777

EXPENSES:
Investment advisory fees	2,369,717
Fund administration fees	239,208
Distribution fees Service Class	3,902
Administrative servicing fees Investor	527,479
Administrative servicing fees Service Class	3,902
Registration and filing fees	54,163
Professional fees	60,921
Printing fees	90,166
Trustee fees	20,143
Custodian fees	23,619
Accounting and transfer agent fees	466,904
Compliance program costs (Note 3)	3,034
Other	17,994

Total expenses before earnings credit and fees waived	3,881,152

Earnings credit (Note 4)	(4,122)
Distribution fees waived – Service Class (Note 3)	(647)
Distribution fees voluntarily waived – Service Class (Note 3)	(1,424)
Investment advisory fees voluntarily waived (Note 3)	(104,591)
Administrative servicing fees voluntarily waived – Investor (Note 3)	(136,471)
Administrative servicing fees voluntarily waived – Service Class (Note 3)	(465)

Net Expenses	3,633,432

NET INVESTMENT INCOME	1,909,345

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from transactions in investment securities	283

Net realized/unrealized gains	283

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,909,628

The accompanying notes are an integral part of these financial statements.

62

Statements of Changes in Net Assets

	Nationwide Government Money Market Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$1,909,345	$195,783
Net realized gains	283	16,068

Change in net assets resulting from operations	1,909,628	211,851

Distributions to Shareholders From:
Net investment income:
Class R6 (a)	(1,119,349)	(195,964)
Investor (b)	(786,834)	–
Service Class	(3,200)	–
Net realized gains:
Class R6 (a)	–	(13,620)
Investor (b)	–	(10,436)
Service Class	–	(84)

Change in net assets from shareholder distributions	(1,909,383)	(220,104)

Change in net assets from capital transactions	(159,616,119)	(203,233,639)

Change in net assets	(159,615,874)	(203,241,892)

Net Assets:
Beginning of year	784,865,636	988,107,528

End of year	$625,249,762	$784,865,636

CAPITAL TRANSACTIONS:
Class R6 Shares (a)
Proceeds from shares issued	$76,197,728	$115,816,637
Dividends reinvested	1,119,235	209,573
Cost of shares redeemed	(192,728,428)	(253,347,170)

Total Class R6 Shares	(115,411,465)	(137,320,960)

Investor Shares (b)
Proceeds from shares issued	113,489,423	179,153,198
Dividends reinvested	780,857	10,429
Cost of shares redeemed	(157,906,893)	(244,680,190)

Total Investor Shares	(43,636,613)	(65,516,563)

Service Class Shares
Proceeds from shares issued	420,303	759,887
Dividends reinvested	3,200	84
Cost of shares redeemed	(991,544)	(1,156,087)

Total Service Class Shares	(568,041)	(396,116)

Change in net assets from capital transactions	$(159,616,119)	$(203,233,639)

63

Statements of Changes in Net Assets (Continued)

	Nationwide Government Money Market Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class R6 Shares (a)
Issued	76,197,728	115,816,637
Reinvested	1,119,235	209,573
Redeemed	(192,728,428)	(253,347,170)

Total Class R6 Shares	(115,411,465)	(137,320,960)

Investor Shares (b)
Issued	113,489,190	179,153,198
Reinvested	781,645	10,429
Redeemed	(157,906,893)	(244,680,190)

Total Investor Shares	(43,636,058)	(65,516,563)

Service Class Shares
Issued	420,303	759,887
Reinvested	3,200	84
Redeemed	(991,544)	(1,156,087)

Total Service Class Shares	(568,041)	(396,116)

Total change in shares	(159,615,564)	(203,233,639)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(b)	Effective September 30, 2016, Prime Shares were renamed Investor Shares.

The accompanying notes are an integral part of these financial statements.

64

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Money Market Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)
Class R6 Shares (c)
Year Ended October 31, 2017	$1.00	–	–	–	–	–	–	$1.00	0.34%	$291,012,172	0.46%	0.32%	0.47%
Year Ended October 31, 2016	$1.00	–	–	–	–	–	–	$1.00	0.04%	$406,423,512	0.47%	0.04%	0.51%
Year Ended October 31, 2015	$1.00	–	–	–(d)	–	–	–	$1.00	–(d)	$543,749,831	0.23%	–	0.50%
Year Ended October 31, 2014	$1.00	–	–	–	–	–	–	$1.00	–	$676,093,457	0.18%	–	0.48%
Year Ended October 31, 2013	$1.00	–	–	–	–	–	–	$1.00	–	$756,427,752	0.23%	–	0.48%

Investor Shares (e)
Year Ended October 31, 2017	$1.00	–	–	–	–	–	–	$1.00	0.23%	$332,105,990	0.57%	0.22%	0.62%
Year Ended October 31, 2016	$1.00	–	–	–	–	–	–	$1.00	–	$375,742,483	0.51%	–	0.66%
Year Ended October 31, 2015	$1.00	–	–	–(d)	–	–	–	$1.00	–(d)	$441,261,912	0.23%	–	0.65%
Year Ended October 31, 2014	$1.00	–	–	–	–	–	–	$1.00	–	$501,801,083	0.18%	–	0.63%
Year Ended October 31, 2013	$1.00	–	–	–	–	–	–	$1.00	–	$478,966,485	0.23%	–	0.63%

Service Class Shares
Year Ended October 31, 2017	$1.00	–	–	–	–	–	–	$1.00	0.14%	$2,131,600	0.66%	0.12%	0.77%
Year Ended October 31, 2016	$1.00	–	–	–	–	–	–	$1.00	–	$2,699,641	0.51%	–	0.83%
Year Ended October 31, 2015	$1.00	–	–	–(d)	–	–	–	$1.00	–(d)	$3,095,785	0.23%	–	0.90%
Year Ended October 31, 2014	$1.00	–	–	–	–	–	–	$1.00	–	$3,448,070	0.18%	–	0.88%
Year Ended October 31, 2013	$1.00	–	–	–	–	–	–	$1.00	–	$3,946,913	0.23%	–	0.88%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(d)	Includes payment by the investment adviser to offset capital losses incurred by the Fund due to the sale of securities. The payment was less than $0.005 per share. The effect of such payment did not affect the amount shown as total return for the period.
(e)	Effective September 30, 2016, Prime Shares were renamed Investor Shares.

The accompanying notes are an integral part of these financial statements.

65

Fund Commentary	Nationwide HighMark Bond Fund

For the annual period ended October 31, 2017, the Nationwide HighMark Bond Fund (Institutional Service Class) returned 1.02% versus 0.90% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 262 funds as of October 31, 2017) was 3.16% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Environment

At the beginning of the period, interest rates were already in a slowly rising trend when the surprising results of the U.S. Presidential election resulted in a 70 basis point rise in rates in less than a month. Consumer confidence soared after the election, consistent with a potentially significant increase in household spending, while the National Federation of Independent Business (NFIB) survey of small business optimism rose to its highest level in a dozen years. Then, in December 2016, the Federal Open Market Committee (FOMC) decided to raise the federal funds rate for only the second time in the last ten years, reinforcing the trend toward higher rates. As a result, the Bloomberg Barclays U.S. Aggregate Bond Index return of -3% for the fourth quarter of 2016 was the worst quarterly return since the bull market in bonds began 36 years earlier.

As 2017 began, the consensus once again was for interest rates to continue to rise, following strong employment gains in January and February and rising headline inflation. However, the optimism began to fade as economic growth remained subdued and doubts began to emerge over the new administration’s ability to get its agenda through Congress. As interest rates reached their peak for the year in March, the Federal Reserve (“the Fed”) raised the federal funds rate another 25 basis points, followed by an additional 25 basis point increase in June. Investors began to worry that the Fed was being too aggressive, especially given that inflation has remained below 2% for the past five years and as of September 2017 was only 1.6% higher than a year earlier. While the Fed attributes low inflation to temporary factors, such as lower prices for wireless phone service and prescription drugs, investors believe the decline is more structural and driven by changes in technology. As the period ended, the Fed continued to warn investors of additional rate hikes in December 2017 and in 2018, while also beginning to shrink its $4.2 trillion securities portfolio.

Further complicating the outlook for monetary policy is the uncertainty regarding the outlook of the FOMC, since currently there are three vacant seats on the Board of Governors as well as a new Chairman of the Federal Reserve Board, Jerome Powell, who will take over in February 2018. The continued gap between market expectations and Fed predictions for inflation, growth, and interest rates has led to a significant flattening of the yield curve.

Portfolio Performance

The Fund’s Treasury positioning for all issues beyond two years in maturity detracted from performance for the period as the two-year returned 0.04%, while the ten-year returned -3.0%, and the thirty-year bond returned -3.8%. The Fund benefited from its overweight to investment-grade corporate bonds as this sector outperformed U.S. Treasuries by 427 basis points for the twelve-month period. Notable outperformers included Kinder Morgan, New Jersey Turnpike, and Ford, while Macy’s, United Air, and Johnson & Johnson lagged.

Derivatives were not used in the Fund during the annual reporting period ended October 31, 2017.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Jeffrey Klein, CFA; Gregory Lugosi;

E. Jack Montgomery, CFA; and David Wines, CFA

The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

66

Fund Overview	Nationwide HighMark Bond Fund

Asset Allocation†

U.S. Treasury Obligations	35.4%
Corporate Bonds	34.3%
Mortgage-Backed Securities	16.3%
Asset-Backed Securities	7.3%
Municipal Bonds	3.4%
Collateralized Mortgage Obligations	0.3%
Commercial Mortgage-Backed Securities	0.2%
Foreign Government Security	0.2%
Other assets in excess of liabilities	2.6%
100.0%

Top Industries††

Banks	10.7%
Oil, Gas & Consumable Fuels	3.8%
Automobiles	2.7%
Diversified Telecommunication Services	2.5%
Pharmaceuticals	2.1%
Paper & Forest Products	1.4%
Beverages	1.1%
Insurance	1.1%
Media	1.1%
Capital Markets	1.0%
Other Industries	72.5%
100.0%

Top Holdings††

U.S. Treasury Notes, 2.13%, 8/15/2021	8.3%
U.S. Treasury Notes, 1.88%, 1/31/2022	5.8%
U.S. Treasury Bonds, 3.63%, 8/15/2043	4.6%
U.S. Treasury Notes, 1.63%, 4/30/2023	4.5%
U.S. Treasury Notes, 1.50%, 11/30/2019	4.0%
U.S. Treasury Notes, 1.25%, 12/15/2018	2.5%
U.S. Treasury Notes, 2.38%, 12/31/2020	2.1%
FHLMC, 3.00%, 6/1/2029	1.7%
FNMA, 3.00%, 6/1/2043	1.7%
U.S. Treasury Notes, 2.00%, 2/15/2025	1.6%
Other Holdings	63.2%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

67

Fund Performance	Nationwide HighMark Bond Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	0.90%	1.96%	4.31%
	w/SC3	(1.35)%	1.50%	4.08%
Class C1	w/o SC2	0.47%	1.51%	3.89%
	w/SC4	(0.53)%	N/A	N/A
Class R6[5,6]		1.27%	N/A	3.23%	[7]
Institutional Service Class[1,5,8]		1.02%	2.11%	4.53%
Bloomberg Barclays U.S. Aggregate Bond Index		0.90%	2.04%	4.19%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A—Not	Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	0.87%
Class C	1.31%
Class R6[1]	0.48%
Institutional Service Class	0.70%

^	Current effective prospectus dated May 24, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

68

Fund Performance (cont.)	Nationwide HighMark Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Bond Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

69

Shareholder Expense Example	Nationwide HighMark Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Bond Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,015.30	4.47	0.88
	Hypothetical	(a)(b)	1,000.00	1,020.77	4.48	0.88
Class C Shares	Actual	(a)	1,000.00	1,013.10	6.75	1.33
	Hypothetical	(a)(b)	1,000.00	1,018.50	6.77	1.33
Class R6 Shares(c)	Actual	(a)	1,000.00	1,016.00	2.44	0.48
	Hypothetical	(a)(b)	1,000.00	1,022.79	2.45	0.48
Institutional Service Class Shares	Actual	(a)	1,000.00	1,015.70	3.71	0.73
	Hypothetical	(a)(b)	1,000.00	1,021.53	3.72	0.73

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

70

Statement of Investments

October 31, 2017

Nationwide HighMark Bond Fund

Asset-Backed Securities 7.3%

	Principal Amount	Value

Airlines 0.7%
Continental Airlines Pass-Through Trust, Series 2010-1, Class A, 4.75%, 1/12/2021	$1,832,225	$1,927,318
Delta Air Lines Pass-Through Trust, Series 2011-1, Class A, 5.30%, 4/15/2019	1,475,472	1,536,409
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 8/15/2025	852,323	905,423

		4,369,150

Automobiles 2.6%
Ally Auto Receivables Trust, Series 2015-2, Class A3, 1.49%, 11/15/2019	2,815,284	2,815,061
Ford Credit Auto Owner Trust, Series 2015-C, Class A3, 1.41%, 2/15/2020	2,829,776	2,827,598
Nissan Auto Receivables Owner Trust, Series 2017-B, Class A3, 1.75%, 10/15/2021	5,700,000	5,683,860
Toyota Auto Receivables Owner Trust, Series 2016-D, Class A3, 1.23%, 10/15/2020	4,600,000	4,569,946

		15,896,465

Credit Card 3.8%
American Express Credit Account Master Trust
Series 2014-4, Class A, 1.43%, 6/15/2020	8,000,000	7,999,682
Series 2017-6, Class A, 2.04%, 5/15/2023	8,750,000	8,755,827
Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/2023	7,000,000	7,181,597

		23,937,106

Other 0.2%
AEP Texas Central Transition Funding III LLC, Series 2012-1, Class A1, 0.88%, 12/1/2018	143,968	143,890
CAL Funding II Ltd., Series 2012-1A, Class A, 3.47%, 10/25/2027 (a)	1,000,000	994,419

		1,138,309

Total Asset-Backed Securities (cost $45,204,778)		45,341,030

Collateralized Mortgage Obligations 0.3%
FHLMC REMICS, Series 1666, Class J, 6.25%, 1/15/2024	340,132	365,121
RFMSI Trust, Series 2004-S3, Class A1, 4.75%, 3/25/2019	65,412	65,300

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

Sequoia Mortgage Trust
Series 2012-1, Class 2A1, 3.47%, 1/25/2042 (b)	$151,165	$152,451
Series 2013-1, Class 1A1, 1.45%, 2/25/2043 (b)	1,071,861	1,045,189
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 3.46%, 12/25/2033 (b)	226,965	228,744

Total Collateralized Mortgage Obligations (cost $1,854,041)		1,856,805

Commercial Mortgage-Backed Securities 0.2%
COMM Mortgage Trust Series 2013-CR8, Class A1, 1.02%, 6/10/2046	656,561	655,297
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class A1, 1.27%, 4/15/2047	32,311	32,290
WFRBS Commercial Mortgage Trust Series 2014-C20, Class A1, 1.28%, 5/15/2047	850,497	847,490

Total Commercial Mortgage-Backed Securities (cost $1,538,981)		1,535,077

Corporate Bonds 34.3%
Automobiles 2.7%
Daimler Finance North America LLC,
1.75%, 10/30/2019 (a)	3,750,000	3,724,938
Ford Motor Co.,
7.45%, 7/16/2031	6,100,000	7,923,312
General Motors Co.,
3.50%, 10/2/2018	5,000,000	5,071,981

		16,720,231

Banks 10.4%
Bank of America Corp.,
4.00%, 4/1/2024	8,000,000	8,476,182
Bank of Nova Scotia (The),
2.70%, 3/7/2022	3,750,000	3,778,554
Canadian Imperial Bank of Commerce,
2.55%, 6/16/2022	3,500,000	3,501,675
Capital One Bank USA NA,
3.38%, 2/15/2023	9,000,000	9,150,447
Citigroup, Inc.,
3.20%, 10/21/2026	9,000,000	8,890,607
Cooperatieve Rabobank UA,
1.38%, 8/9/2019	3,250,000	3,219,704
First Republic Bank,
2.38%, 6/17/2019	2,850,000	2,860,622
JPMorgan Chase & Co.,
3.20%, 1/25/2023	9,000,000	9,208,895
KeyBank NA,
2.25%, 3/16/2020	2,000,000	2,005,950

71

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Royal Bank of Scotland Group plc,
3.88%, 9/12/2023	$4,850,000	$4,974,362
Wells Fargo & Co.,
3.00%, 10/23/2026	9,000,000	8,818,985

		64,885,983

Beverages 1.1%
Anheuser-Busch InBev Finance, Inc.,
3.65%, 2/1/2026	6,500,000	6,707,216

Capital Markets 0.9%
Bank of New York Mellon Corp. (The),
2.05%, 5/3/2021	3,550,000	3,536,695
2.60%, 2/7/2022	2,100,000	2,114,358
Lehman Brothers Holdings, Inc.,
5.63%, 1/24/2013*	4,000,000	234,000

		5,885,053

Chemicals 0.9%
Dow Chemical Co. (The),
4.38%, 11/15/2042	5,500,000	5,738,998

Diversified Telecommunication Services 2.4%
AT&T, Inc.,
4.45%, 4/1/2024	3,000,000	3,181,308
4.13%, 2/17/2026	3,850,000	3,950,659
Verizon Communications, Inc.,
4.13%, 3/16/2027	3,150,000	3,287,130
5.25%, 3/16/2037	4,300,000	4,698,821

		15,117,918

Energy Equipment & Services 0.2%
Ensco plc,
4.50%, 10/1/2024	1,500,000	1,230,000

Equity Real Estate Investment Trusts (REITs) 0.9%
Boston Properties LP,
4.13%, 5/15/2021	5,000,000	5,270,741

Food & Staples Retailing 0.8%
CVS Health Corp.,
2.75%, 12/1/2022	5,000,000	4,978,438

Food Products 0.4%
Kraft Heinz Foods Co., (ICE LIBOR USD 3 Month + 0.57%), 1.88%, 2/10/2021 (c)	2,750,000	2,754,347

Health Care Equipment & Supplies 0.7%
Becton Dickinson and Co.,
2.13%, 6/6/2019	4,500,000	4,501,795

Health Care Providers & Services 0.6%
Quest Diagnostics, Inc.,
3.50%, 3/30/2025	3,500,000	3,577,530

Insurance 1.1%
American International Group, Inc.,
2.30%, 7/16/2019	1,500,000	1,507,321
3.30%, 3/1/2021	5,000,000	5,147,456

		6,654,777

Corporate Bonds (continued)

	Principal Amount	Value

Media 1.1%
21st Century Fox America, Inc.,
7.75%, 2/1/2024	$1,000,000	$1,215,517
TCI Communications, Inc.,
7.13%, 2/15/2028	125,000	164,154
Time Warner Cable LLC,
8.25%, 4/1/2019	2,000,000	2,165,600
Time Warner Entertainment Co. LP,
8.38%, 3/15/2023	2,500,000	3,103,488

		6,648,759

Metals & Mining 0.5%
BHP Billiton Finance USA Ltd., (USD Swap Semi 5 Year + 5.09%), 6.75%, 10/19/2075 (a)(c)	2,700,000	3,179,250

Multiline Retail 0.8%
Macy’s Retail Holdings, Inc.,
4.38%, 9/1/2023	5,000,000	4,927,095

Multi-Utilities 0.8%
Berkshire Hathaway Energy Co.,
3.75%, 11/15/2023	5,000,000	5,261,204

Oil, Gas & Consumable Fuels 3.7%
Canadian Oil Sands Ltd.,
7.75%, 5/15/2019 (a)	3,500,000	3,770,722
Enbridge Energy Partners LP,
4.38%, 10/15/2020	5,100,000	5,357,406
Kinder Morgan, Inc.,
7.80%, 8/1/2031	5,500,000	7,088,727
Petro-Canada,
6.80%, 5/15/2038	3,125,000	4,254,964
Transcontinental Gas Pipe Line Co. LLC,
6.05%, 6/15/2018	2,500,000	2,558,400

		23,030,219

Paper & Forest Products 1.3%
Georgia-Pacific LLC,
8.00%, 1/15/2024	6,500,000	8,357,376

Pharmaceuticals 2.1%
Johnson & Johnson,
3.63%, 3/3/2037	8,650,000	9,014,032
Shire Acquisitions Investments Ireland DAC,
2.88%, 9/23/2023	4,000,000	3,959,729

		12,973,761

Technology Hardware, Storage & Peripherals 0.5%
HP, Inc.,
4.38%, 9/15/2021	2,750,000	2,919,067

Trading Companies & Distributors 0.4%
Air Lease Corp.,
2.63%, 9/4/2018	2,400,000	2,415,195

Total Corporate Bonds (cost $211,701,815)		213,734,953

72

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark Bond Fund (Continued)

Foreign Government Security 0.2%

	Principal Amount	Value

CANADA 0.2%
Province of Saskatchewan,
9.38%, 12/15/2020	$1,000,000	$1,210,189

Total Foreign Government Security (cost $1,013,319)		1,210,189

Mortgage-Backed Securities 16.3%
FHLMC Gold Pool
Pool# E01252 6.00%, 11/1/2017	28	28
Pool# B14038 4.50%, 5/1/2019	29,606	30,269
Pool# B15759 4.50%, 7/1/2019	123,390	125,816
Pool# G11678 4.50%, 4/1/2020	19,382	19,754
Pool# G11769 5.00%, 10/1/2020	41,574	42,509
Pool# G13201 4.50%, 7/1/2023	200,409	211,572
Pool# J15482 4.00%, 5/1/2026	683,990	716,254
Pool# J20465 2.50%, 9/1/2027	2,633,328	2,663,558
Pool# J23807 3.00%, 5/1/2028	2,695,837	2,768,296
Pool# V60563 3.00%, 6/1/2029	10,231,593	10,510,309
Pool# V60796 2.50%, 5/1/2030	3,650,321	3,669,556
Pool# G07924 3.50%, 1/1/2045	5,778,390	5,981,108
FHLMC Non Gold Pool
Pool# 848191 3.03%, 12/1/2034 (b)	684,243	721,689
Pool# 848134 3.52%, 6/1/2039 (b)	161,301	171,964
FNMA Pool
Pool# 254546 5.50%, 12/1/2017	1,179	1,177
Pool# 555872 5.00%, 11/1/2018	6,919	7,031
Pool# 735521 5.50%, 3/1/2020	245,300	250,308
Pool# 292234 8.00%, 8/1/2024	1,028	1,030
Pool# 931892 4.50%, 9/1/2024	566,279	593,359
Pool# 293495 8.00%, 9/1/2024	179	180
Pool# AD6156 4.00%, 5/1/2025	156,388	162,512
Pool# 303300 8.50%, 5/1/2025	4,919	5,388
Pool# AE3066 3.50%, 9/1/2025	1,168,674	1,214,164
Pool# AE0552 5.00%, 9/1/2025	575,691	606,140

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AE5487 3.50%, 10/1/2025	$517,031	$537,156
Pool# 342718 6.50%, 5/1/2026	41,758	46,285
Pool# AJ4093 3.50%, 10/1/2026	1,479,942	1,537,548
Pool# 250764 7.50%, 12/1/2026	44,685	49,535
Pool# AB5710 2.50%, 7/1/2027	2,982,947	3,016,244
Pool# AP9771 3.00%, 10/1/2027	808,640	830,805
Pool# 402854 6.00%, 12/1/2027	7,942	8,903
Pool# 251497 6.00%, 12/1/2027	364	409
Pool# 415652 6.50%, 3/1/2028	3,986	4,418
Pool# AT7857 2.50%, 6/1/2028	4,907,488	4,960,236
Pool# 432037 6.00%, 7/1/2028	57,709	64,692
Pool# 437979 6.00%, 8/1/2028	11,949	13,394
Pool# 446099 6.00%, 10/1/2028	7,784	8,726
Pool# 450653 6.00%, 12/1/2028	62,690	70,276
Pool# 440738 6.00%, 12/1/2028	59,524	67,241
Pool# 453865 6.00%, 12/1/2028	40,959	45,916
Pool# 252212 6.50%, 1/1/2029	104,926	118,971
Pool# 504076 6.50%, 6/1/2029	48,533	54,903
Pool# 484939 6.50%, 6/1/2029	10,820	11,993
Pool# 252570 6.50%, 7/1/2029	45,292	51,227
Pool# 506638 6.50%, 8/1/2029	19,701	21,836
Pool# AS4320 3.00%, 1/1/2030	2,733,437	2,807,679
Pool# AS4929 2.50%, 5/1/2030	4,201,583	4,235,152
Pool# AL6825 3.00%, 5/1/2030	8,608,129	8,840,209
Pool# 535300 6.50%, 5/1/2030	53,523	60,800
Pool# 539932 7.00%, 5/1/2030	6,801	6,835
Pool# AL9867 3.00%, 2/1/2032	8,314,196	8,526,297
Pool# AP6360 3.00%, 9/1/2032	1,511,901	1,548,981
Pool# AL4052 3.50%, 8/1/2033	1,796,672	1,877,491
Pool# 725027 5.00%, 11/1/2033	749,908	822,236

73

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# 725205 5.00%, 3/1/2034	$252,604	$276,221
Pool# 829431 3.23%, 1/1/2036 (b)	1,418,518	1,486,607
Pool# AB8610 3.00%, 3/1/2043	3,687,118	3,709,235
Pool# AL5080 3.00%, 6/1/2043	10,173,865	10,256,138
Pool# AL8256 3.00%, 8/1/2043	6,418,775	6,477,644
Pool# AL7259 3.00%, 9/1/2043	8,029,561	8,103,197
GNMA I Pool
Pool# 348637 7.50%, 5/15/2023	14,322	15,208
Pool# 354696 6.50%, 12/15/2023	8,357	9,251
Pool# 369270 6.50%, 12/15/2023	2,431	2,691
Pool# 368677 7.50%, 1/15/2024	12,830	13,715
Pool# 359986 7.50%, 1/15/2024	670	672
Pool# 362734 7.50%, 1/15/2024	300	304
Pool# 371909 6.50%, 2/15/2024	24,156	26,741
Pool# 392055 7.00%, 4/15/2024	6,620	6,635
Pool# 442138 8.00%, 11/15/2026	42,310	46,391
Pool# 439463 8.00%, 12/15/2026	15,249	16,484
Pool# 399109 7.50%, 2/15/2027	11,325	12,373
Pool# 435777 7.50%, 2/15/2027	3,259	3,296
Pool# 445661 7.50%, 7/15/2027	8,708	9,249
Pool# 443887 7.50%, 8/15/2027	5,767	5,900
Pool# 455381 7.50%, 8/15/2027	4,873	5,294
Pool# 450591 7.50%, 8/15/2027	819	847
Pool# 453295 7.50%, 8/15/2027	456	475
Pool# 446699 6.00%, 8/15/2028	24,676	27,743
Pool# 482748 6.00%, 9/15/2028	37,846	42,550
Pool# 460906 6.00%, 9/15/2028	11,453	12,876
Pool# 476969 6.50%, 1/15/2029	31,951	35,369
Pool# 781029 6.50%, 5/15/2029	126,948	145,535
Pool# 503106 6.50%, 6/15/2029	12,563	13,907

Total Mortgage-Backed Securities (cost $102,160,465)		101,482,913

Municipal Bonds 3.4%

	Principal Amount	Value

California 2.3%
California State, GO, 6.20%, 10/1/2019	$4,000,000	$4,330,160
Los Angeles, Department of Water & Power, RB, Series D, 6.57%, 7/1/2045	2,900,000	4,266,248
Metropolitan Water District of Southern California, RB, Series A, 6.95%, 7/1/2040	5,000,000	5,591,300

		14,187,708

New Jersey 1.1%
New Jersey State Turnpike Authority, RB, Series A, 7.10%, 1/1/2041	4,900,000	7,226,912

Total Municipal Bonds (cost $18,964,649)		21,414,620

U.S. Treasury Obligations 35.4%
U.S. Treasury Bonds, 3.63%, 8/15/2043	24,300,000	27,797,871
U.S. Treasury Notes
1.25%, 12/15/2018	15,000,000	14,956,641
1.50%, 11/30/2019	24,200,000	24,141,390
2.38%, 12/31/2020	12,500,000	12,729,980
2.13%, 8/15/2021	50,000,000	50,476,563
1.88%, 1/31/2022	35,500,000	35,408,477
1.63%, 4/30/2023	28,000,000	27,325,156
2.00%, 5/31/2024	345,000	340,809
2.00%, 2/15/2025	10,075,000	9,899,868
2.25%, 11/15/2025	8,500,000	8,466,797
2.38%, 5/15/2027	9,000,000	9,004,219

Total U.S. Treasury Obligations (cost $220,715,558)		220,547,771

Total Investments (cost $603,153,606) — 97.4%		607,123,358

Other assets in excess of liabilities — 2.6%		16,018,427

NET ASSETS — 100.0%		$623,141,785

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2017 was $11,669,329 which represents 1.87% of net assets.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2017.

74

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark Bond Fund (Continued)

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

75

Statement of Assets and Liabilities

October 31, 2017

Nationwide HighMark Bond Fund
Assets:
Investment securities, at value (cost $603,153,606)	$607,123,358
Cash	22,672,733
Interest receivable	3,483,506
Receivable for investments sold	9,341,969
Receivable for capital shares issued	9,312,459
Prepaid expenses	27,186

Total Assets	651,961,211

Liabilities:
Payable for investments purchased	28,138,317
Distributions payable	219,503
Payable for capital shares redeemed	96,227
Accrued expenses and other payables:
Investment advisory fees	164,815
Fund administration fees	22,711
Distribution fees	8,884
Administrative servicing fees	111,385
Accounting and transfer agent fees	3,941
Trustee fees	1,172
Custodian fees	3,429
Compliance program costs (Note 3)	306
Professional fees	36,017
Printing fees	8,273
Other	4,446

Total Liabilities	28,819,426

Net Assets	$623,141,785

Represented by:
Capital	$620,192,621
Accumulated undistributed net investment income	28,679
Accumulated net realized losses from investment securities	(1,049,267)
Net unrealized appreciation/(depreciation) in investment securities	3,969,752

Net Assets	$623,141,785

76

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide HighMark Bond Fund
Net Assets:
Class A Shares	$25,793,140
Class C Shares	5,264,883
Class R6 Shares	112,873,555
Institutional Service Class Shares	479,210,207

Total	$623,141,785

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,409,190
Class C Shares	494,755
Class R6 Shares	10,351,202
Institutional Service Class Shares	43,930,690

Total	57,185,837

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.71
Class C Shares (b)	$10.64
Class R6 Shares	$10.90
Institutional Service Class Shares	$10.91
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.96

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

77

Statement of Operations

For the Year Ended October 31, 2017

Nationwide HighMark Bond Fund
INVESTMENT INCOME:
Interest income	$13,722,903
Income from securities lending (Note 2)	2,210

Total Income	13,725,113

EXPENSES:
Investment advisory fees	2,035,494
Fund administration fees	188,516
Distribution fees Class A	66,276
Distribution fees Class C	45,980
Administrative servicing fees Class A	36,921
Administrative servicing fees Class C	4,904
Administrative servicing fees Institutional Service Class	690,771
Registration and filing fees	53,117
Professional fees	65,217
Printing fees	24,033
Trustee fees	13,740
Custodian fees	19,216
Accounting and transfer agent fees	22,552
Compliance program costs (Note 3)	2,089
Other	12,624

Total Expenses	3,281,450

NET INVESTMENT INCOME	10,443,663

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities	(457,196)
Net change in unrealized appreciation/depreciation in the value of investment securities	(6,372,472)

Net realized/unrealized losses	(6,829,668)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,613,995

The accompanying notes are an integral part of these financial statements.

78

Statements of Changes in Net Assets

	Nationwide HighMark Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$10,443,663	$11,999,088
Net realized gains (losses)	(457,196)	5,714,905
Net change in unrealized appreciation/depreciation	(6,372,472)	7,728,386

Change in net assets resulting from operations	3,613,995	25,442,379

Distributions to Shareholders From:
Net investment income:
Class A	(548,957)	(497,127)
Class C	(100,697)	(114,926)
Class R6 (a)	(4,374,946)	(5,371,247)
Institutional Service Class	(6,004,485)	(6,473,955)
Net realized gains:
Class A	(249,007)	(41,977)
Class C	(65,553)	(11,565)
Class R6 (a)	(3,007,038)	(131,290)
Institutional Service Class	(1,940,652)	(711,444)

Change in net assets from shareholder distributions	(16,291,335)	(13,353,531)

Change in net assets from capital transactions	59,482,906	973,817

Change in net assets	46,805,566	13,062,665

Net Assets:
Beginning of year	576,336,219	563,273,554

End of year	$623,141,785	$576,336,219

Accumulated undistributed net investment income at end of year	$28,679	$64,165

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,909,382	$9,468,763
Dividends reinvested	761,399	506,329
Cost of shares redeemed	(4,891,494)	(7,759,180)

Total Class A Shares	(1,220,713)	2,215,912

Class C Shares
Proceeds from shares issued	354,051	1,443,055
Dividends reinvested	133,747	100,208
Cost of shares redeemed	(2,310,555)	(1,137,436)

Total Class C Shares	(1,822,757)	405,827

Class R6 Shares (a)
Proceeds from shares issued	36,138,802	271,464,476
Dividends reinvested	4,659,252	3,316,818
Cost of shares redeemed	(251,551,763)	(26,429,509)

Total Class R6 Shares	(210,753,709)	248,351,785

79

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$323,976,548	$59,004,631
Dividends reinvested	7,661,062	6,457,228
Cost of shares redeemed	(58,357,525)	(315,461,566)

Total Institutional Service Class Shares	273,280,085	(249,999,707)

Change in net assets from capital transactions	$59,482,906	$973,817

SHARE TRANSACTIONS:
Class A Shares
Issued	272,801	863,884
Reinvested	71,747	46,911
Redeemed	(458,069)	(723,319)

Total Class A Shares	(113,521)	187,476

Class C Shares
Issued	33,472	133,962
Reinvested	12,704	9,342
Redeemed	(218,179)	(105,593)

Total Class C Shares	(172,003)	37,711

Class R6 Shares (a)
Issued	3,322,247	24,781,391
Reinvested	433,744	299,631
Redeemed	(23,290,159)	(2,382,932)

Total Class R6 Shares	(19,534,168)	22,698,090

Institutional Service Class Shares
Issued	29,844,503	5,372,071
Reinvested	707,404	589,028
Redeemed	(5,356,908)	(28,876,601)

Total Institutional Service Class Shares	25,194,999	(22,915,502)

Total change in shares	5,375,307	7,775

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

80

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2017	$10.94	0.21	(0.12)	0.09	(0.22)	(0.10)	(0.32)	$10.71	0.90%		$25,793,140	0.89%	1.95%	0.89%	74.15%
Year Ended October 31, 2016	$10.69	0.21	0.28	0.49	(0.22)	(0.02)	(0.24)	$10.94	4.63%		$27,588,193	0.92%	1.96%	0.92%	57.39%
Year Ended October 31, 2015	$10.85	0.21	(0.08)	0.13	(0.22)	(0.07)	(0.29)	$10.69	1.20%		$24,955,130	0.94%	1.90%	0.94%	43.07%
Period Ended October 31, 2014 (h)	$10.81	0.05	0.05	0.10	(0.06)	–	(0.06)	$10.85	0.89%		$28,261,628	0.97%	1.97%	1.02%	8.04%
Year Ended July 31, 2014	$10.94	0.29	0.15	0.44	(0.31)	(0.26)	(0.57)	$10.81	4.13%		$28,985,479	0.93%	2.71%	0.97%	57.14%
Year Ended July 31, 2013	$11.42	0.27	(0.31)	(0.04)	(0.29)	(0.15)	(0.44)	$10.94	(0.41%	)	$26,524,432	0.97%	2.35%	1.24%	53.00%

Class C Shares
Year Ended October 31, 2017	$10.87	0.16	(0.12)	0.04	(0.17)	(0.10)	(0.27)	$10.64	0.47%		$5,264,883	1.34%	1.52%	1.34%	74.15%
Year Ended October 31, 2016	$10.62	0.17	0.28	0.45	(0.18)	(0.02)	(0.20)	$10.87	4.22%		$7,248,212	1.34%	1.55%	1.34%	57.39%
Year Ended October 31, 2015	$10.79	0.16	(0.09)	0.07	(0.17)	(0.07)	(0.24)	$10.62	0.67%		$6,683,010	1.39%	1.47%	1.39%	43.07%
Period Ended October 31, 2014 (h)	$10.75	0.04	0.04	0.08	(0.04)	–	(0.04)	$10.79	0.79%		$7,890,606	1.40%	1.56%	1.45%	8.04%
Year Ended July 31, 2014	$10.88	0.24	0.15	0.39	(0.26)	(0.26)	(0.52)	$10.75	3.68%		$8,293,872	1.40%	2.27%	1.42%	57.14%
Year Ended July 31, 2013	$11.36	0.21	(0.30)	(0.09)	(0.24)	(0.15)	(0.39)	$10.88	(0.84%	)	$15,111,946	1.40%	1.92%	1.49%	53.00%

Class R6 Shares (i)
Year Ended October 31, 2017	$11.13	0.25	(0.12)	0.13	(0.26)	(0.10)	(0.36)	$10.90	1.27%		$112,873,555	0.50%	2.27%	0.50%	74.15%
Year Ended October 31, 2016	$10.88	0.25	0.28	0.53	(0.26)	(0.02)	(0.28)	$11.13	4.96%		$332,764,296	0.50%	2.28%	0.50%	57.39%
Year Ended October 31, 2015	$11.05	0.25	(0.09)	0.16	(0.26)	(0.07)	(0.33)	$10.88	1.48%		$78,221,429	0.50%	2.29%	0.50%	43.07%
Period Ended October 31, 2014 (h)	$11.01	0.06	0.05	0.11	(0.07)	–	(0.07)	$11.05	0.96%		$1,357,675	0.59%	2.21%	0.59%	8.04%
Period Ended July 31, 2014 (j)	$11.07	0.29	0.21	0.50	(0.30)	(0.26)	(0.56)	$11.01	4.65%		$10,464	0.60%	3.08%	0.60%	57.14%

Institutional Service Class Shares (k)
Year Ended October 31, 2017	$11.14	0.22	(0.11)	0.11	(0.24)	(0.10)	(0.34)	$10.91	1.02%		$479,210,207	0.74%	2.05%	0.74%	74.15%
Year Ended October 31, 2016	$10.89	0.23	0.28	0.51	(0.24)	(0.02)	(0.26)	$11.14	4.72%		$208,735,518	0.73%	2.13%	0.73%	57.39%
Year Ended October 31, 2015	$11.05	0.23	(0.08)	0.15	(0.24)	(0.07)	(0.31)	$10.89	1.42%		$453,413,985	0.69%	2.10%	0.69%	43.07%
Period Ended October 31, 2014 (h)	$11.01	0.06	0.04	0.10	(0.06)	—	(0.06)	$11.05	0.93%		$461,682,944	0.72%	2.17%	0.74%	8.04%
Year Ended July 31, 2014	$11.14	0.32	0.14	0.46	(0.33)	(0.26)	(0.59)	$11.01	4.28%		$405,870,576	0.70%	2.88%	0.74%	57.14%
Year Ended July 31, 2013	$11.62	0.30	(0.31)	(0.01)	(0.32)	(0.15)	(0.47)	$11.14	(0.15%	)	$309,889,434	0.72%	2.60%	0.99%	53.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

81

Fund Commentary	Nationwide HighMark California Intermediate Tax Free Bond Fund

For the annual period ended October 31, 2017, the Nationwide HighMark California Intermediate Tax Free Bond Fund (Class A at NAV) returned 1.02% versus 1.73% for its benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of California Intermediate Municipal Debt Funds (consisting of 50 funds as of October 31, 2017) was 1.09% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Environment

Over the last year, the California municipal bond market shared many similarities with the National municipal market. The market was shocked at the start of the reporting period with the U.S. presidential election of Donald Trump, causing an immediate and violent increase in interest rates through December 2016 on fears that his policies would cause a level of growth that would bring about a level of inflation that is above the Federal Reserve’s target goals. This, of course, would be met with additional increases in the federal funds rate if it occurred.

As the fear of rampant inflation abated, so did market yields, with yields declining from March into September 2017. That said, the Fed did fulfill its promise to continue to increase the federal funds rate over the year; 25 basis point increases came in December 2016 as well as in March 2017 and June 2017, finishing the Fund’s fiscal year at the Fed’s target range of 1.00% to 1.25%.

During the reporting period, inflation was remarkably well behaved, with core Personal Consumption Expenditures (PCE) remaining below 2.00%. Though employment growth remained strong, with non-farm payroll growth exceeding 200K in six of the 12 months, and the unemployment rate declined to 4.1%, wage growth remained stubbornly low, ending the period at a 2.4% annual rate. Additionally, the labor participation rate remained near decade lows of 62.7%.

All this kept the Fed on a measured pace, and created a rate environment with short-term taxable yields rising with the federal funds rate, while both long-term taxable and tax-free yields have declined since December 2016, leading to a flattening of both yield curves. During this period, even with the rise in short-term taxable rates, short-term municipal yields remained little changed due to insatiable demand for short-term bonds.

As measured by the Bond Buyer 20 index, yields jumped on the U.S. presidential election from the start of the Fund’s fiscal year on November 1, 2016, from 3.32%, rising to a high of 4.03% in early December 2016, where yields remained range bound before falling to a September low of 3.49%, then rose to 3.67% at fiscal year-end. As the net effect for the fiscal year was a flatter yield curve, this was a detractor from the Fund’s performance.

New underwriting has been sparse since the beginning of the calendar year, as issuance has dropped 18% below the same period of 2016. This again has created excess demand for the limited bonds coming to market. Low-yielding alternatives, coupled with significant bond maturities and calls, have led to consistent demand for bonds throughout the year.

As interest rates remained at extremely low levels by historical standards, the proceeds from matured/called bonds had to move down the credit food chain to try to recapture the additional yield lost from these prior holdings. This caused the spread from lower investment-grade and high-yield bonds to tighten, leading to an outperformance of this area of the market. As the Fund remains concentrated in higher credit quality, this was a detractor from the Fund’s performance. Looking forward, as rates rise and money moves out of these high-yield funds, this spread is likely to widen back out.

Idiosyncratic events still made the headlines over the year, as many issuers still struggled across the country. States such as Illinois, New Jersey, Kentucky and Connecticut, and cities such as Chicago and Hartford continued to look for easy short-term fixes, kicking the can down the road versus making the difficult choices needed to create meaningful permanent reform. Unfunded

82

Fund Commentary (cont.)	Nationwide HighMark California Intermediate Tax Free Bond Fund

pension liabilities continue to remain the culprit of many of these problems, as promises made many years ago are coming home to roost. Lastly, as if Puerto Rico didn’t have enough trouble with its financial position, it was devastated by a hurricane, putting recovery much further off.

Not only have many municipal entities across the country underfunded their annual required contributions, but most forecasts assume investment rates of return of 7% and higher to meet future pension liabilities. If investment returns lag this benchmark, this increases already large unfunded liabilities. The Fund’s conservative nature has enabled it to largely avoid any major credit issues in the market, leading to a positive relative performance.

Portfolio Performance

During the one-year reporting period ended October 31, 2017, positioning on the yield curve and credit quality generally drove performance. As the Bloomberg Barclays 7-Year Municipal Bond Index outperformed the 5-year, and the Fund was short modified duration to its benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index, this contributed to the Fund’s underperformance for the period.

In addition, the Bloomberg Barclays 7-Year Municipal Bond Index is a point on the municipal bond yield curve (6 to 8 years) versus the Fund, which holds a laddered portfolio of bonds. Regarding credit quality, the Fund maintained its positioning in the Aa rating category.

Derivatives were not used in the Fund during the annual reporting period ended October 31, 2017.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Robert Bigelow, Raymond Mow and

David Wines, CFA

The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations. The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (AMT). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

83

Fund Overview	Nationwide HighMark California Intermediate Tax Free Bond Fund

Asset Allocation†

Municipal Bonds	99.7%
Short-Term Investment††	0.0%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries†††

School District	25.8%
Utility	25.6%
Education	13.1%
Tax-Revenue	10.4%
Building	8.3%
Transportation	8.2%
Health	3.1%
Certificates Of Participation	2.3%
Various Purpose	2.2%
Flood, Water, Sewer Disposal	0.5%
Other Industries	0.5%
100.0%

Top Holdings†††

California State, Public Works Board, Lease Revenue, Department of Corrections & Rehabilitation, RB, 5.00%, 12/1/2027	3.1%
California Health Facilities Financing Authority, Refunding, RB, 5.00%, 11/15/2028	2.6%
Orange County, Sanitation District, Waste Water System Revenue, Refunding, RB, 5.00%, 2/1/2028	2.3%
San Diego, Public Facilities Financing Authority, Sewer Revenue, Refunding, RB, 5.50%, 5/15/2023	2.1%
University of California, Limited Project Revenue, Refunding, RB, 5.00%, 5/15/2024	2.0%
Los Angeles, Water & Power Department Revenue, Power System, Refunding, RB, 5.00%, 7/1/2022	1.9%
Anaheim, Union High School District, California 2015, Refunding, GO, 5.00%, 8/1/2024	1.7%
Los Angeles Municipal Improvement Corp., Refunding, RB, 5.00%, 11/1/2029	1.7%
Los Angeles, Harbor Department Revenue, RB, 5.00%, 8/1/2020	1.6%
California State, GO, 5.00%, 11/1/2024	1.6%
Other Holdings	79.4%
100.0%

84

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

Fund Performance	Nationwide HighMark California Intermediate Tax Free Bond Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	1.02%	1.84%	3.21%
	w/SC3	(1.27)%	1.38%	2.98%
Class C1	w/o SC2	0.45%	1.38%	2.73%
	w/SC4	(0.55)%	N/A	N/A
Class R6[5,6]		1.24%	N/A	2.91%	[7]
Institutional Service Class[1,5,8]		1.14%	2.07%	3.44%
Bloomberg Barclays 7-Year Municipal Bond Index		1.73%	2.52%	4.50%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.91%	0.81%
Class C	1.39%	1.29%
Class R6[1]	0.59%	0.49%
Institutional Service Class	0.66%	0.56%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Fund Performance (cont.)	Nationwide HighMark California Intermediate Tax Free Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide HighMark California Intermediate Tax Free Bond Fund versus the Bloomberg Barclays (BBgBarc) 7-Year Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark California Intermediate Tax-Free Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark California Intermediate Tax Free Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark California Intermediate Tax Free Bond Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,015.30	4.06	0.80
	Hypothetical	(a)(b)	1,000.00	1,021.17	4.08	0.80
Class C Shares	Actual	(a)	1,000.00	1,012.90	6.54	1.29
	Hypothetical	(a)(b)	1,000.00	1,018.70	6.56	1.29
Class R6 Shares(c)	Actual	(a)	1,000.00	1,017.80	2.49	0.49
	Hypothetical	(a)(b)	1,000.00	1,022.74	2.50	0.49
Institutional Service Class Shares	Actual	(a)	1,000.00	1,016.40	2.95	0.58
	Hypothetical	(a)(b)	1,000.00	1,022.28	2.96	0.58

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Statement of Investments

October 31, 2017

Nationwide HighMark California Intermediate Tax Free Bond Fund

Municipal Bonds 99.7%

	Principal Amount	Value

California 99.7%
Alhambra, Unified School District, Refunding, GO, Series A, 5.00%, 8/1/2021	$475,000	$541,500
Alum Rock Union Elementary School District, Election 2012, GO, Series C, 5.00%, 8/1/2029	595,000	711,180
Anaheim, Union High School District, California 2015, Refunding, GO, 5.00%, 8/1/2024	2,000,000	2,433,220
Atascadero, Unified School District, Election 2010, GO, AGM Insured, Series A, 5.25%, 8/1/2025	345,000	391,692
Banning Unified School District, GO, AGM Insured, 5.00%, 8/1/2028	600,000	724,506
Banning, Utility Authority Water Enterprise and Improvement Projects, Refunding, RB, AGM Insured, 5.00%, 11/1/2023	500,000	595,270
Bay Area Toll Authority, San Francisco Bay Area, Refunding, RB, Series F-1, 5.00%, 4/1/2024	795,000	918,925
Bay Area Water Supply & Conservation Agency, Capital Cost Recovery Prepayment Program, RB, Series A, 4.00%, 10/1/2019	880,000	929,051
Burlingame Financing Authority, Storm Drainage, RB
5.00%, 7/1/2027	305,000	372,561
5.00%, 7/1/2028	400,000	483,340
California Educational Facilities Authority, Pepperdine University, Refunding, RB, Series 2012, 5.00%, 9/1/2024	455,000	530,084
California Educational Facilities Authority, Santa Clara University, Unrefunded, RB
5.25%, 4/1/2023	15,000	15,266
5.25%, 4/1/2024	45,000	45,797
California Health Facilities Financing Authority, Refunding, RB
5.00%, 11/15/2023	600,000	717,672
5.00%, 11/15/2028	3,000,000	3,675,030
California State, Economic Recovery, Prerefunded Balance, GO, Series A, 5.00%, 7/1/2020	555,000	591,341
California State, GO, 5.00%, 11/1/2024	2,000,000	2,221,840
California State, Public Works Board, Lease Revenue, Department of Corrections & Rehabilitation, RB, Series H, 5.00%, 12/1/2027	3,660,000	4,402,797
California State, Public Works Board, Lease Revenue, Regents of the University of California, ETM, RB, Series G, 5.00%, 12/1/2021	1,000,000	1,146,140
California State, University, Statewide, RB, Series A, 5.00%, 11/1/2023	300,000	359,817

Municipal Bonds (continued)

	Principal Amount	Value

California (continued)
California State, University, Systemwide, Refunding, RB
Series A, 5.00%, 11/1/2025	$1,000,000	$1,092,430
Series A, 5.00%, 11/1/2026	1,500,000	1,637,880
Cerritos, Community College District, Election 2004, Prerefunded Balance, GO, Series C, 5.25%, 8/1/2025	750,000	804,112
Chaffey, Community College District, Election 2002, GO, Series E, 5.00%, 6/1/2023	1,000,000	1,161,590
Chino Valley, Unified School District, Election 2002, Refunding, GO, Series A, 5.00%, 8/1/2023	975,000	1,137,601
Citrus, Community College District, Refunding, GO, Series A, 5.00%, 8/1/2023	500,000	596,310
City of Clovis,Water & Wastewater Revenue, Refunding, RB, BAM Insured, 5.00%, 8/1/2028	1,500,000	1,853,265
City of Rohnert Park, Sewer Revenue, Refunding, RB, AGM Insured, 5.00%, 6/1/2029	260,000	315,315
Desert Sands, Unified School District, Election 2001, Prerefunded, GO, 5.25%, 8/1/2022	825,000	851,086
Dinuba, Unified School District, GO, BAM Insured, 5.00%, 8/1/2027	800,000	975,192
Eureka Successor Agency, Refunding, Tax Allocation, NATL Insured, Series B, 5.00%, 11/1/2023	1,000,000	1,184,890
Fallbrook, Union Elementary School District, San Diego County, Election 2002, Refunding, GO, Series A, 5.00%, 8/1/2023	735,000	857,576
Franklin-Mckinley, School District, Refunding, GO, BAM Insured, 5.00%, 8/1/2024	500,000	601,215
Fruitvale, School District, Refunding, GO, 5.00%, 8/1/2025	400,000	493,464
Garden Grove California Agency for Community Development, Tax Allocation Bonds, BAM Insured, 5.00%, 10/1/2025	500,000	606,425
Hawthorne city Subordinate Tax Allocation, Successor Agency to the Community Redevelopment Agency, Refunding, Tax Allocation, AGM Insured, 5.00%, 9/1/2029	500,000	593,460
Imperial, Irrigation District, Electric Revenue, Refunding, RB
Series C, 5.00%, 11/1/2026	2,600,000	2,896,530
Series C, 5.00%, 11/1/2027	700,000	863,352
Series C, 5.00%, 11/1/2028	580,000	708,760
Series C, 5.00%, 11/1/2032	500,000	596,425
Kern Country Water Agency, Improvement District No 4, Refunding, RB, AGM Insured, Series A, 5.00%, 5/1/2029	1,555,000	1,869,405

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Value

California (continued)
Kern, High School District, Refunding, GO
4.00%, 8/1/2018	$455,000	$465,374
4.00%, 8/1/2019	740,000	778,214
5.00%, 8/1/2022	885,000	1,033,476
Lincoln, Unified School District, Election 2012, GO, Series C, 5.00%, 8/1/2024	250,000	304,152
Live Oak School District, Santa Cruz County, GO
5.00%, 8/1/2025	550,000	671,831
5.00%, 8/1/2030	885,000	1,061,681
Lodi, Unified School District, Refunding, GO, BAM Insured, 5.00%, 8/1/2027	450,000	548,545
Lompoc, Unified School District, GO, 5.00%, 6/1/2023	345,000	410,015
Long Beach, Harbor Revenue, Refunding, RB, Series B, 5.00%, 5/15/2024	1,845,000	2,021,548
Long Beach, Unified School District, Election 2008, Prerefunded, GO, Series B, 5.25%, 8/1/2024	940,000	1,008,667
Long Beach, Unified School District, Election 2008, Unrefunded Balance, GO
Series B, 5.25%, 8/1/2024	60,000	64,318
Series A, 5.25%, 8/1/2025	100,000	107,179
Los Angeles Country Public Works Financing Authority, RB
Series D, 5.00%, 12/1/2023	400,000	480,292
Series D, 5.00%, 12/1/2028	1,430,000	1,743,842
Series D, 5.00%, 12/1/2032	1,000,000	1,196,420
Los Angeles County Redevelopment Authority, Tax Allocation Refunding, RB, AGM Insured, 5.00%, 12/1/2028	500,000	601,490
Los Angeles Municipal Improvement Corp., Refunding, RB, Series B, 5.00%, 11/1/2029	2,000,000	2,420,340
Los Angeles, Airport Department Revenue, Los Angeles International Airport, RB, Series D, 5.00%, 5/15/2024	1,130,000	1,238,729
Los Angeles, Airport Department Revenue, Los Angeles International Airport, Refunding, RB
Series A, 5.25%, 5/15/2022	500,000	531,915
Series A, 5.00%, 5/15/2023	1,000,000	1,096,220
Los Angeles, GO, Series A, 5.00%, 9/1/2024	975,000	1,112,504
Los Angeles, Harbor Department Revenue, RB
Series A, 5.00%, 8/1/2020	2,090,000	2,231,765
Series A, 5.25%, 8/1/2021	350,000	375,504
Los Angeles, Unified School District, Refunding, GO, Series C, 5.00%, 7/1/2024	1,285,000	1,563,717
Los Angeles, Waste Water System Revenue, Senior Lien, Refunding, RB, Series B, 5.00%, 6/1/2024	1,535,000	1,780,078

Municipal Bonds (continued)

	Principal Amount	Value

California (continued)
Los Angeles, Water & Power Department Revenue, Power System, Refunding, RB, Series A, 5.00%, 7/1/2022	$2,380,000	$2,695,847
Manteca, Sewer Revenue, Refunding, RB, 5.00%, 12/1/2022	1,580,000	1,848,679
Merced, Community College District, Refunding, GO, 5.00%, 8/1/2025	1,000,000	1,207,370
Milpitas Redevelopment Agency, Refunding, Tax Allocation, 5.00%, 9/1/2027	1,155,000	1,396,591
Modesto, Irrigation District, Capital Improvements, COP, Series A, 5.50%, 10/1/2025	1,500,000	1,590,135
Modesto, Irrigation District, Electric Revenue, Refunding, RB
Series A, 5.00%, 7/1/2020	535,000	589,618
Series A, 5.00%, 7/1/2021	750,000	849,540
Series A, 5.00%, 7/1/2022	1,575,000	1,783,420
Mount Diablo, Unified School District, Refunding, GO, 5.00%, 8/1/2026	300,000	339,522
Murrieta, Successor Agency to the Redevelopment Agency, Refunding, Tax Allocation, RB, BAM Insured, Series A, 5.00%, 8/1/2027	895,000	1,110,194
Northern California Transmission Agency, Refunding, RB, Series A, 5.00%, 5/1/2022	665,000	703,410
Oak Grove, School District, Refunding, GO, 5.00%, 8/1/2023	500,000	597,530
Ohlone, Community College District, Refunding, GO, 5.00%, 8/1/2022	720,000	842,609
Ontario-Montclair School District, GO, AGM Insured
Series A, 5.00%, 8/1/2025	255,000	313,341
Series A, 4.00%, 8/1/2027	365,000	420,776
Orange County, Sanitation District, Waste Water System Revenue, Refunding, RB, Series A, 5.00%, 2/1/2028	2,600,000	3,257,956
Oxnard, School District, Election 2012, GO, AGM Insured, Series D, 5.25%, 8/1/2026	250,000	306,228
Pajaro Valley, Unified School District, Refunding, GO, Series A, 4.00%, 8/1/2019	500,000	525,820
Palm Springs Financing Authority Lease, Refunding, RB, 5.00%, 11/1/2025	260,000	315,882
Paramount, Unified School District, Refunding, GO, BAM Insured
5.00%, 8/1/2022	500,000	580,635
5.00%, 8/1/2025	1,000,000	1,216,690
Peralta, Community College District, Refunding, GO, 5.00%, 8/1/2020	1,240,000	1,370,498

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Value

California (continued)
Perris, Unified High School District, Refunding, GO, BAM Insured, 5.00%, 9/1/2024	$1,000,000	$1,204,070
Placentia-Yorba Linda, Unified School District, Refunding, GO, 5.00%, 8/1/2024	500,000	608,305
Pomona Unified School District, GO, AGM Insured, 5.00%, 8/1/2027	1,700,000	2,064,310
Port of Oakland, Intermediate Lien, Refunding, RB, NATL-RE Insured, Series B, 5.00%, 11/1/2018	1,970,000	1,970,000
Redding, Electric System Revenue, Unrefunded, COP, AGM Insured
Series A, 5.25%, 6/1/2019	200,000	204,446
Series A, 5.00%, 6/1/2022	640,000	654,816
Series A, 5.00%, 6/1/2024	490,000	501,226
Sacramento Area Flood Control Agency, RB, Series A, 5.00%, 10/1/2026	500,000	619,140
Sacramento, Municipal Utility District Electric, RB, AGM Insured
Series U, 5.00%, 8/15/2023	1,690,000	1,743,839
Series U, 5.00%, 8/15/2024	595,000	613,926
Sacramento, Municipal Utility District, Electric Revenue, Refunding, RB, Series D, 5.00%, 8/15/2026	720,000	902,455
San Diego, Community College District, Refunding, GO
5.00%, 8/1/2020	560,000	619,898
5.00%, 8/1/2021	400,000	456,476
5.00%, 8/1/2024	1,000,000	1,165,270
San Diego, Public Facilities Financing Authority, Sewer Revenue, Refunding, RB
Series B, 5.50%, 5/15/2023	2,750,000	2,938,155
Series A, 5.25%, 5/15/2026	1,675,000	1,849,267
San Diego, Successor Agency to the Redevelopment Agency, Refunding, Tax Allocation
Series A, 5.00%, 9/1/2027	1,100,000	1,339,844
Series A, 5.00%, 9/1/2029	500,000	601,780
San Francisco City & County, Airport Commission, International Airport Revenue, Second Series, Issue 32F, Refunding, RB, NATL Insured, 5.25%, 5/1/2019	1,150,000	1,222,634
San Francisco City & County, Public Utilities Commission, Water Revenue, Refunding, RB
Series A, 5.00%, 11/1/2022	250,000	293,688
Series A, 5.00%, 11/1/2026	1,175,000	1,432,078
San Francisco City & County, Refunding, GO, Series R1, 5.00%, 6/15/2024	755,000	866,687
San Francisco, Bay Area Rapid Transit, District Sales Tax Revenue, Refunding, RB, Series A, 5.00%, 7/1/2023	500,000	582,955

Municipal Bonds (continued)

	Principal Amount	Value

California (continued)
San Leandro, Unified School District, Refunding, GO, AGM Insured
Series B, 5.00%, 8/1/2024	$1,000,000	$1,213,050
Series A, 5.00%, 8/1/2025	500,000	615,610
San Mateo, Flood Control District, Refunding, RB, 5.00%, 8/1/2025	610,000	752,533
San Mateo, Joint Powers Financing Authority, Lease Revenue, San Mateo County, Capital Projects, Refunding, RB, Series A, 5.25%, 7/15/2024	1,000,000	1,088,910
Santee California School District, Refunding, GO
5.00%, 8/1/2023	485,000	575,481
5.00%, 8/1/2024	440,000	531,868
Santee, Successor Agency to the CDC, Refunding, Tax Allocation, BAM Insured, Series A, 5.00%, 8/1/2025	400,000	486,676
Southern California, Public Power Authority, Transmission Project Revenue, Sub-Southern Transmission, Unrefunded, RB, Series A, 5.00%, 7/1/2023	120,000	125,324
State Center, Community College District, Refunding, GO, 5.00%, 8/1/2020	1,000,000	1,106,670
Stockton California, Unified School District, Election 2012, GO, BAM Insured, Series B, 5.00%, 8/1/2026	810,000	980,983
Successor Agency to the Commerce Community Development Commission Tax Allocation Refunding, AGM Insured, Series A, 5.00%, 8/1/2029	1,625,000	1,933,912
Tracy Community Development Agency, Refunding, Tax Allocation, AGM Insured
5.00%, 8/1/2028	1,000,000	1,190,560
5.00%, 8/1/2029	1,000,000	1,185,880
Tracy Unified School District, Refunding, GO, 5.00%, 8/1/2026	1,490,000	1,798,981
Travis, Unified School District, COP, BAM Insured, Series B, 4.00%, 9/1/2028	200,000	223,130
Union City Community Redevelopment Agency, Refunding, Tax Allocation, Series A, 5.00%, 10/1/2032	555,000	655,366
Union City Community Redevelopment Agency, Refunding, Tax Allocation, RB, Series B, 5.00%, 10/1/2025	520,000	635,352
University of California, Limited Project Revenue, RB, Series I, 5.00%, 5/15/2022	1,000,000	1,161,510
University of California, Limited Project Revenue, Refunding, RB
Series G, 5.00%, 5/15/2022	935,000	1,086,012
Series G, 5.00%, 5/15/2024	2,475,000	2,867,634

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark California Intermediate Tax Free Bond Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Value

California (continued)
University of California, RB, Series AO, 5.00%, 5/15/2023	$250,000	$297,195
Upland, Unified School District, Election 2000, Refunding, GO, Series C, 5.00%, 8/1/2019	275,000	293,703
Upland, Unified School District, Election 2008, Refunding, GO, Series A, 5.00%, 8/1/2026	950,000	1,164,273
Upland, Unified School District, Refunding, GO, 5.00%, 8/1/2025	500,000	568,225
Vista, Unified School District, Refunding, GO
5.00%, 8/1/2021	500,000	570,000
5.00%, 8/1/2022	500,000	584,640
5.00%, 8/1/2024	300,000	349,131

Total Municipal Bonds (cost $136,519,092)		140,711,293

Short-Term Investment 0.0%†

	Shares

Money Market Fund 0.0%†
Dreyfus AMT-Free Tax Exempt Cash Management — Institutional Shares, 0.67% (a)	10,043	10,043

Total Short-Term Investment (cost $10,043)		10,043

Total Investments (cost $136,529,135) (b) — 99.7%		140,721,336

Other assets in excess of liabilities — 0.3%		375,869

NET ASSETS — 100.0%		$141,097,205

(a)	Represents 7-day effective yield as of October 31, 2017.

(b)	Assured Guaranty Municipal Corp. and Build America Mutual have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where an entity has guaranteed, backed, or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. At October 31, 2017, the percentages attributed to Assured Guaranty Municipal Corp. and Build America Mutual were 12.83% and 7.38% respectively.

†	Amount rounds to less than 0.1%.
AGM	Assured Guaranty Municipal Corp.

BAM	Build America Mutual

CDC	Community Development Commission

COP	Certificates of Participation

ETM	Escrowed to Maturity

GO	General Obligation

NATL	National Public Finance Guarantee Corp.

RB	Revenue Bond

RE	Reinsured

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2017

Nationwide HighMark California Intermediate Tax Free Bond Fund
Assets:
Investment securities, at value (cost $136,529,135)	$140,721,336
Interest and dividends receivable	2,030,907
Receivable for investments sold	1,519,368
Receivable for capital shares issued	112,881
Reimbursement from investment adviser (Note 3)	14,983
Prepaid expenses	7,344

Total Assets	144,406,819

Liabilities:
Distributions payable	84,997
Payable for capital shares redeemed	3,062,794
Accrued expenses and other payables:
Investment advisory fees	56,942
Fund administration fees	16,525
Distribution fees	25,938
Administrative servicing fees	14,723
Accounting and transfer agent fees	5,666
Trustee fees	387
Custodian fees	1,531
Compliance program costs (Note 3)	105
Professional fees	31,343
Printing fees	5,180
Other	3,483

Total Liabilities	3,309,614

Net Assets	$141,097,205

Represented by:
Capital	$134,890,938
Accumulated distributions in excess of net investment income	(2,188)
Accumulated net realized gains from investment securities	2,016,254
Net unrealized appreciation/(depreciation) in investment securities	4,192,201

Net Assets	$141,097,205

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide HighMark California Intermediate Tax Free Bond Fund
Net Assets:
Class A Shares	$45,767,531
Class C Shares	24,409,708
Class R6 Shares	37,863,908
Institutional Service Class Shares	33,056,058

Total	$141,097,205

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,527,835
Class C Shares	2,423,976
Class R6 Shares	3,724,860
Institutional Service Class Shares	3,252,329

Total	13,929,000

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.11
Class C Shares (b)	$10.07
Class R6 Shares	$10.17
Institutional Service Class Shares	$10.16
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.34

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2017

Nationwide HighMark California Intermediate Tax Free Bond Fund
INVESTMENT INCOME:
Interest income	$4,327,066
Dividend income	3,668

Total Income	4,330,734

EXPENSES:
Investment advisory fees	724,342
Fund administration fees	117,019
Distribution fees Class A	122,592
Distribution fees Class C	202,645
Administrative servicing fees Class A	32,255
Administrative servicing fees Class C	13,510
Administrative servicing fees Institutional Service Class	33,537
Registration and filing fees	16,498
Professional fees	47,193
Printing fees	15,493
Trustee fees	4,633
Custodian fees	6,705
Accounting and transfer agent fees	35,717
Compliance program costs (Note 3)	677
Other	6,193

Total expenses before earnings credit expenses reimbursed	1,379,009

Earnings credit (Note 4)	(976)
Expenses reimbursed by adviser (Note 3)	(184,934)

Net Expenses	1,193,099

NET INVESTMENT INCOME	3,137,635

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	1,949,931
Net change in unrealized appreciation/depreciation in the value of investment securities	(4,195,760)

Net realized/unrealized losses	(2,245,829)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$891,806

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark California Intermediate Tax Free Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$3,137,635	$3,972,064
Net realized gains	1,949,931	2,465,906
Net change in unrealized appreciation/depreciation	(4,195,760)	(2,950,929)

Change in net assets resulting from operations	891,806	3,487,041

Distributions to Shareholders From:
Net investment income:
Class A	(917,550)	(1,033,817)
Class C	(379,112)	(499,266)
Class R6 (a)	(1,045,535)	(1,172,592)
Institutional Service Class	(769,681)	(1,264,113)
Net realized gains:
Class A	(652,346)	(138,671)
Class C	(429,957)	(87,782)
Class R6 (a)	(804,855)	(30)
Institutional Service Class	(580,894)	(292,433)

Change in net assets from shareholder distributions	(5,579,930)	(4,488,704)

Change in net assets from capital transactions	(39,841,858)	2,393,563

Change in net assets	(44,529,982)	1,391,900

Net Assets:
Beginning of year	185,627,187	184,235,287

End of year	$141,097,205	$185,627,187

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(2,188)	$10

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$20,572,186	$9,004,294
Dividends reinvested	1,425,748	1,061,523
Cost of shares redeemed	(27,450,010)	(6,990,083)

Total Class A Shares	(5,452,076)	3,075,734

Class C Shares
Proceeds from shares issued	3,505,806	6,707,240
Dividends reinvested	752,481	540,918
Cost of shares redeemed	(11,669,065)	(5,445,525)

Total Class C Shares	(7,410,778)	1,802,633

Class R6 Shares (a)
Proceeds from shares issued	–	72,421,771
Dividends reinvested	569,422	57,657
Cost of shares redeemed	(18,802,419)	(14,781,251)

Total Class R6 Shares	(18,232,997)	57,698,177

Institutional Service Class Shares
Proceeds from shares issued	14,641,157	18,669,539
Dividends reinvested	1,098,938	922,837
Cost of shares redeemed	(24,486,102)	(79,775,357)

Total Institutional Service Class Shares	(8,746,007)	(60,182,981)

Change in net assets from capital transactions	$(39,841,858)	$2,393,563

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark California Intermediate Tax Free Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A Shares
Issued	2,061,244	861,100
Reinvested	143,045	101,569
Redeemed	(2,738,860)	(667,646)

Total Class A Shares	(534,571)	295,023

Class C Shares
Issued	350,921	643,196
Reinvested	76,027	51,965
Redeemed	(1,169,350)	(522,845)

Total Class C Shares	(742,402)	172,316

Class R6 Shares (a)
Issued	–	6,925,554
Reinvested	57,448	5,472
Redeemed	(1,866,867)	(1,397,787)

Total Class R6 Shares	(1,809,419)	5,533,239

Institutional Service Class Shares
Issued	1,452,730	1,773,220
Reinvested	109,764	87,943
Redeemed	(2,433,665)	(7,627,241)

Total Institutional Service Class Shares	(871,171)	(5,766,078)

Total change in shares	(3,957,563)	234,500

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark California Intermediate Tax Free Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2017	$10.35	0.19	(0.09)	0.10	(0.19)	(0.15)	(0.34)	$10.11	1.02%		$45,767,531	0.81%	1.89%	0.92%	12.78%
Year Ended October 31, 2016	$10.41	0.21	(0.03)	0.18	(0.21)	(0.03)	(0.24)	$10.35	1.72%		$52,419,338	0.80%	2.00%	0.91%	20.39%
Year Ended October 31, 2015	$10.54	0.23	(0.05)	0.18	(0.23)	(0.08)	(0.31)	$10.41	1.79%		$49,646,917	0.79%	2.25%	0.91%	7.78%
Period Ended October 31, 2014 (h)	$10.47	0.06	0.07	0.13	(0.06)	—	(0.06)	$10.54	1.24%		$53,860,184	0.79%	2.27%	1.01%	1.45%
Year Ended July 31, 2014	$10.17	0.24	0.32	0.56	(0.24)	(0.02)	(0.26)	$10.47	5.54%		$57,843,395	0.79%	2.31%	0.98%	3.67%
Year Ended July 31, 2013	$10.54	0.23	(0.37)	(0.14)	(0.23)	—	(0.23)	$10.17	(1.38%	)	$76,478,399	0.79%	2.17%	1.25%	20.00%

Class C Shares
Year Ended October 31, 2017	$10.32	0.14	(0.10)	0.04	(0.14)	(0.15)	(0.29)	$10.07	0.45%		$24,409,708	1.29%	1.42%	1.41%	12.78%
Year Ended October 31, 2016	$10.37	0.16	(0.02)	0.14	(0.16)	(0.03)	(0.19)	$10.32	1.35%		$32,664,079	1.27%	1.54%	1.40%	20.39%
Year Ended October 31, 2015	$10.50	0.19	(0.05)	0.14	(0.19)	(0.08)	(0.27)	$10.37	1.34%		$31,063,103	1.24%	1.80%	1.41%	7.78%
Period Ended October 31, 2014 (h)	$10.43	0.05	0.07	0.12	(0.05)	—	(0.05)	$10.50	1.14%		$30,078,664	1.24%	1.83%	1.51%	1.45%
Year Ended July 31, 2014	$10.14	0.19	0.31	0.50	(0.19)	(0.02)	(0.21)	$10.43	4.99%		$30,015,316	1.24%	1.87%	1.43%	3.67%
Year Ended July 31, 2013	$10.50	0.18	(0.36)	(0.18)	(0.18)	—	(0.18)	$10.14	(1.72%	)	$38,244,483	1.24%	1.72%	1.50%	20.00%

Class R6 Shares (i)
Year Ended October 31, 2017	$10.41	0.22	(0.09)	0.13	(0.22)	(0.15)	(0.37)	$10.17	1.34%	(j)	$37,863,908	0.49%	2.19%	0.60%	12.78%
Year Ended October 31, 2016	$10.47	0.24	(0.03)	0.21	(0.24)	(0.03)	(0.27)	$10.41	2.02%		$57,618,477	0.49%	2.27%	0.59%	20.39%
Year Ended October 31, 2015	$10.60	0.27	(0.06)	0.21	(0.26)	(0.08)	(0.34)	$10.47	2.08%		$10,893	0.49%	2.53%	0.60%	7.78%
Period Ended October 31, 2014 (h)	$10.53	0.07	0.07	0.14	(0.07)	—	(0.07)	$10.60	1.31%		$10,671	0.49%	2.56%	0.70%	1.45%
Period Ended July 31, 2014 (k)	$10.24	0.23	0.31	0.54	(0.23)	(0.02)	(0.25)	$10.53	5.34%		$10,533	0.49%	2.58%	0.64%	3.67%

Institutional Service Class Shares (l)
Year Ended October 31, 2017	$10.41	0.21	(0.10)	0.11	(0.21)	(0.15)	(0.36)	$10.16	1.14%		$33,056,058	0.58%	2.10%	0.69%	12.78%
Year Ended October 31, 2016	$10.47	0.24	(0.04)	0.20	(0.23)	(0.03)	(0.26)	$10.41	1.94%		$42,925,293	0.56%	2.25%	0.66%	20.39%
Year Ended October 31, 2015	$10.60	0.26	(0.05)	0.21	(0.26)	(0.08)	(0.34)	$10.47	2.03%		$103,514,374	0.54%	2.48%	0.63%	7.78%
Period Ended October 31, 2014 (h)	$10.53	0.07	0.07	0.14	(0.07)	—	(0.07)	$10.60	1.30%		$100,171,154	0.54%	2.50%	0.72%	1.45%
Year Ended July 31, 2014	$10.23	0.26	0.32	0.58	(0.26)	(0.02)	(0.28)	$10.53	5.77%		$100,434,193	0.54%	2.55%	0.71%	3.67%
Year Ended July 31, 2013	$10.60	0.26	(0.37)	(0.11)	(0.26)	—	(0.26)	$10.23	(1.12%	)	$115,914,205	0.54%	2.42%	1.00%	20.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark National Intermediate Tax Free Bond Fund

For the annual period ended October 31, 2017, the Nationwide HighMark National Intermediate Tax Free Bond Fund (Institutional Service Class) returned 1.01% versus 1.73% for its benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Intermediate Municipal Debt Funds (consisting of 209 funds as of October 31, 2017) was 1.33% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Environment

Over the last year, the municipal bond market had a number of shocks, but none greater than the shock at the start of the reporting period, with the U.S. presidential election of Donald Trump. This caused an immediate and violent increase in interest rates through December 2016 on fears that his policies would cause a level of growth that would bring about a level of inflation that is above the Federal Reserve’s target goals. This, of course, would be met with additional increases in the federal funds rate if it occurred.

As the fear of rampant inflation abated, so did market yields, with yields declining from March into September 2017. That said, the Fed did fulfill its promise to continue to increase the federal funds rate over the year; 25 basis point increases came in December 2016 as well as in March 2017 and June 2017, finishing the Fund’s fiscal year at the Fed’s target range of 1.00% to 1.25%.

During the reporting period, inflation was remarkably well behaved, with core Personal Consumption Expenditures (PCE) remaining below 2.00%. Though employment growth remained strong, with non-farm payroll growth exceeding 200K in six of the 12 months, and the unemployment rate declined to 4.1%, wage growth remained stubbornly low, ending the period at a 2.4% annual rate. Additionally, the labor participation rate remained near decade lows of 62.7%.

All this kept the Fed on a measured pace, and created a rate environment with short-term taxable yields rising with the federal funds rate,

while both long-term taxable and tax-free yields have declined since December 2016, leading to a flattening of both yield curves. During this period, even with the rise in short-term taxable rates, short-term municipal yields remained little changed due to insatiable demand for short-term bonds.

As measured by the Bond Buyer 20 index, yields jumped on the U.S. presidential election from the start of the Fund’s fiscal year on November 1, 2016, from 3.32%, rising to a high of 4.03% in early December 2016, where yields remained range bound before falling to a September low of 3.49%, then rose to 3.67% at fiscal year-end. As the net effect for the fiscal year was a flatter yield curve, this was a detractor from the Fund’s performance.

New underwriting has been sparse since the beginning of the calendar year, as issuance has dropped 18% below the same period of 2016. This again has created excess demand for the limited bonds coming to market. Low-yielding alternatives, coupled with significant bond maturities and calls, have led to consistent demand for bonds throughout the year.

As interest rates remained at extremely low levels by historical standards, the proceeds from matured/called bonds had to move down the credit food chain to try to recapture the additional yield lost from these prior holdings. This caused the spread from lower investment-grade and high-yield bonds to tighten, leading to an outperformance of this area of the market. As the Fund remains concentrated in higher credit quality, this was a detractor from the Fund’s performance. Looking forward, as rates rise and money moves out of these high-yield funds, this spread is likely to widen back out.

Idiosyncratic events still made the headlines over the year, as many issuers still struggled across the country. States such as Illinois, New Jersey, Kentucky and Connecticut, and cities such as Chicago and Hartford continued to look for easy short-term fixes, kicking the can down the road versus making the difficult choices needed to create meaningful permanent reform. Unfunded pension liabilities continue to remain the culprit of

Fund Commentary (cont.)	Nationwide HighMark National Intermediate Tax Free Bond Fund

many of these problems, as promises made many years ago are coming home to roost. Lastly, as if Puerto Rico didn’t have enough trouble with its financial position, it was devastated by a hurricane, putting recovery much further off.

Not only have many municipal entities across the country underfunded their annual required contributions, but most forecasts assume investment rates of return of 7% and higher to meet future pension liabilities. If investment returns lag this benchmark, this increases already large unfunded liabilities. The Fund’s conservative nature has enabled it to largely avoid any major credit issues in the market, leading to a positive relative performance.

Portfolio Performance

During the one-year reporting period ended October 31, 2017, positioning on the yield curve and credit quality generally drove performance. As the Bloomberg Barclays 7-Year Municipal Bond Index outperformed the 5-year, and the Fund was short modified duration to its benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index, this contributed to the Fund’s underperformance for the period.

In addition, the Bloomberg Barclays 7-Year Municipal Bond Index is a point on the municipal bond yield curve (6 to 8 years) versus the Fund, which holds a laddered portfolio of bonds. Regarding credit quality, the Fund maintained its positioning in the Aa rating category.

Derivatives were not used in the Fund during the annual reporting period ended October 31, 2017.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Robert Bigelow, Raymond Mow and

David Wines, CFA

The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (AMT). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark National Intermediate Tax Free Bond Fund

Asset Allocation†

Municipal Bonds	98.8%
Short-Term Investment††	0.0%
Other assets in excess of liabilities	1.2%
100.0%

Top Industries†††

Utility	19.7%
Transportation	19.4%
School District	19.3%
Various Purpose	16.1%
Tax-Revenue	8.6%
Education	6.5%
Building	4.0%
Improvement	3.8%
General Purpose	1.8%
Health	0.8%
Other Industries††	0.0%
100.0%

Top Holdings†††

Los Angeles Municipal Improvement Corp., Refunding, RB, 5.00%, 11/1/2029	4.0%
San Antonio, Independent School District Unlimited Tax School Building, Refunding, GO, PSF-GTD, 5.00%, 2/15/2024	4.0%
New Jersey State, Transportation Trust Fund Authority, Refunding, RB, 5.50%, 12/15/2022	3.9%
New York State, Thruway Authority Second Highway and Bridge Trust Fund, RB, 5.00%, 4/1/2021	3.8%
Connecticut State, GO, 5.00%, 11/1/2019	3.6%
Kern Country Water Agency, Improvement District No 4, Refunding, RB, AGM Insured, 5.00%, 5/1/2028	3.0%
Houston, Utility System Revenue, Refunding, RB, Combined First Lien, 5.00%, 11/15/2019	2.9%
Lower Colorado River Authority, RB, 5.00%, 5/15/2022	2.8%
California State, GO, 5.00%, 10/1/2020	2.8%
State of Pennsylvania, Turnpike Commission, RB, 5.00%, 12/1/2028	2.4%
Other Holdings	66.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

Fund Performance	Nationwide HighMark National Intermediate Tax Free Bond Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	0.75%	1.50%	2.97%
	w/SC3	(1.48)%	1.04%	2.73%
Class C1	w/o SC2	0.28%	1.05%	N/A
	w/SC4	(0.72)%	N/A	N/A
Class R6[5,6]		0.99%	N/A	2.51%	[7]
Institutional Service Class[1,5,8]		1.01%	1.75%	3.23%
Bloomberg Barclays 7-Year Municipal Bond Index		1.73%	2.52%	4.50%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.14%	0.78%
Class C	1.62%	1.26%
Class R6[1]	0.83%	0.47%
Institutional Service Class	0.88%	0.52%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Fund Performance (cont.)	Nationwide HighMark National Intermediate Tax Free Bond Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark National Intermediate Tax Free Bond Fund versus the Bloomberg Barclays (BBgBarc) 7-Year Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark National Intermediate Tax-Free Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark National Intermediate Tax Free Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark National Intermediate Tax Free Bond Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,015.30	4.11	0.81
	Hypothetical	(a)(b)	1,000.00	1,021.12	4.13	0.81
Class C Shares	Actual	(a)	1,000.00	1,013.00	6.39	1.26
	Hypothetical	(a)(b)	1,000.00	1,018.85	6.41	1.26
Class R6 Shares(c)	Actual	(a)	1,000.00	1,016.10	2.39	0.47
	Hypothetical	(a)(b)	1,000.00	1,022.84	2.40	0.47
Institutional Service Class Shares	Actual	(a)	1,000.00	1,016.60	2.74	0.54
	Hypothetical	(a)(b)	1,000.00	1,022.48	2.75	0.54

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Statement of Investments

October 31, 2017

Nationwide HighMark National Intermediate Tax Free Bond Fund

Municipal Bonds 98.8%

	Principal Amount	Value

Alaska 3.7%
Alaska State, International Airports Revenue, Refunding, RB
Series A, 5.00%, 10/1/2028	$250,000	$296,987
Series A, 5.00%, 10/1/2029	250,000	295,998
Alaska State, Municipality of Anchorage, GO, Series A, 5.00%, 9/1/2027	440,000	534,868

		1,127,853

California 19.2%
California Educational Facilities Authority, University of Redlands, Refunding, RB, Series A, 5.00%, 10/1/2026	250,000	305,645
California Health Facilities Financing Authority, Refunding, RB, Series A, 5.00%, 11/15/2028	200,000	239,576
California State, GO
5.00%, 10/1/2020	750,000	832,050
5.00%, 8/1/2023	500,000	592,980
California State, Stockton Unified School District, GO, AGM Insured, 5.00%, 7/1/2024	330,000	381,189
Franklin-Mckinley, School District, Refunding, GO, AGM Insured, 5.00%, 8/1/2026	405,000	487,916
Kern Country Water Agency, Improvement District No 4, Refunding, RB, AGM Insured, Series A, 5.00%, 5/1/2028	735,000	889,901
Los Angeles Municipal Improvement Corp., Refunding, RB, Series B, 5.00%, 11/1/2029	1,000,000	1,210,170
Pomona, Unified School District, GO, AGM Insured, 5.00%, 8/1/2028	500,000	599,210
San Diego, Successor Agency to the Redevelopment Agency, Refunding, Tax Allocation, Series A, 5.00%, 9/1/2027	250,000	304,510

		5,843,147

Colorado 1.5%
Denver Colorado City & County School District No. 1, Refunding, GO, NATL Insured, Series A, 5.25%, 12/1/2021	390,000	449,346

Connecticut 3.5%
Connecticut State, GO, Series D, 5.00%, 11/1/2019	1,000,000	1,070,250

Florida 1.8%
Florida State, Board of Education, Public Education, Refunding, GO, Series A, 5.00%, 6/1/2018	525,000	537,059

Georgia 3.7%
City of Atlanta, Water & Wastewater Revenue, Refunding, RB
5.00%, 11/1/2025	425,000	518,649
5.00%, 11/1/2027	500,000	604,340

		1,122,989

Municipal Bonds (continued)

	Principal Amount	Value

Hawaii 1.8%
Honolulu City and County, Wastewater System Revenue, Refunding, RB, Series B, 5.00%, 7/1/2020	$505,000	$554,455

Idaho 3.7%
Boise State University, Refunding, RB
Series A, 5.00%, 4/1/2024	425,000	506,175
Series A, 5.00%, 4/1/2027	500,000	605,280

		1,111,455

Illinois 3.9%
Chicago O’Hare International Airport, RB
Series C, 5.00%, 1/1/2026	500,000	602,835
Series C, 5.00%, 1/1/2027	500,000	598,300

		1,201,135

Maryland 1.8%
Maryland State, State & Local Facilities-3rd, GO, Series A, 5.00%, 11/1/2018	515,000	535,178

Massachusetts 3.6%
Massachusetts State, Bay Transportation Authority, Massachusets Sales Tax Revenue, Refunding, RB, Series A, 5.25%, 7/1/2018	600,000	616,662
Massachusetts State, Water Resources Authority, Refunding, RB, Series B, 5.00%, 8/1/2019	435,000	464,428

		1,081,090

Mississippi 2.0%
State of Mississippi, GO, Series A, 5.00%, 10/1/2029	500,000	615,570

Nevada 1.6%
Clark County Department of Aviation, International Airport Revenue, RB, Series D, 0.89%, 7/1/2040 (a)	500,000	500,000

New Jersey 3.8%
New Jersey State, Transportation Trust Fund Authority, Refunding, RB, Series A, 5.50%, 12/15/2022	1,020,000	1,159,852

New York 6.4%
New York City, GO, Series E, 5.00%, 8/1/2020	500,000	549,900
New York State, Thruway Authority Second Highway and Bridge Trust Fund, RB, Series B, 5.00%, 4/1/2021	1,075,000	1,133,652
Triborough Bridge and Tunnel Authority, RB, Series A, 5.00%, 11/15/2027	220,000	274,659

		1,958,211

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark National Intermediate Tax Free Bond Fund (continued)

Municipal Bonds (continued)

	Principal Amount	Value

Oregon 5.2%
Clackamas, Lake Oswego School District No. 7J, Refunding, GO, AGM Insured, 5.25%, 6/1/2023	$460,000	$549,833
Portland, International Airport Revenue, Refunding, RB, Series Twenty-Three, 5.00%, 7/1/2022	360,000	415,843
State of Oregon, Article Xi-N Seismic Project, RB, Series D, 5.00%, 6/1/2024	515,000	619,669

		1,585,345

Pennsylvania 4.2%
State of Pennsylvania, Refunding, 5.00%, 7/1/2022	500,000	570,295
State of Pennsylvania, Turnpike Commission, RB, Series B, 5.00%, 12/1/2028	600,000	712,986

		1,283,281

South Carolina 2.0%
State of South Carolina, Public Service Authority Revenue, Refunding, RB, Series A, 5.00%, 12/1/2023	525,000	611,804

Texas 17.3%
Cities of Dallas and Fort Worth, International Airport Revenue, Refunding, RB, Series F, 5.00%, 11/1/2022	585,000	678,331
East Central Independent School District Unlimited Tax School Building, GO, PSF-GTD, 4.00%, 8/15/2024	500,000	568,590
Houston, Utility System Revenue, Refunding, RB, Combined First Lien, Series D, 5.00%, 11/15/2019	800,000	860,792
Lower Colorado River Authority, RB, 5.00%, 5/15/2022	800,000	846,000
San Antonio, Independent School District Unlimited Tax School Building, Refunding, GO, PSF-GTD, 5.00%, 2/15/2024	1,000,000	1,195,930
San Antonio, Water Revenue, Refunding, RB, 5.00%, 5/15/2023	500,000	575,750
Texas State, University Systems Financing Revenue, Refunding, RB, 5.25%, 3/15/2021	520,000	528,081

		5,253,474

Virginia 2.0%
Fairfax County, Public Improvements, Prerefunded Balance, GO, Series A, 5.00%, 4/1/2019	600,000	609,930

Washington 6.1%
King County School District No. 414, Refunding, GO, 4.00%, 12/1/2028	445,000	499,544

Municipal Bonds (continued)

	Principal Amount	Value

Washington (continued)
King County, Issaquah School District No. 415, Refunding, GO, 5.00%, 12/1/2024	$500,000	$602,960
Port Seattle, Intermediate Lien, RB, Series A, 5.00%, 4/1/2025	250,000	298,735
Whatcom County, Bellingham School District No. 501, Refunding, GO, 5.00%, 12/1/2025	375,000	458,865

		1,860,104

Total Municipal Bonds (cost $29,722,228)		30,071,528

Short-Term Investment 0.0%†

	Shares

Money Market Fund 0.0%†
Dreyfus AMT-Free Tax Exempt Cash Management — Institutional Shares, 0.67% (b)	4,353	4,353

Total Short-Term Investment (cost $4,353)		4,353

Total Investments (cost $29,726,581) (c) — 98.8%		30,075,881

Other assets in excess of liabilities — 1.2%		359,920

NET ASSETS — 100.0%		$30,435,801

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2017.

(b)	Represents 7-day effective yield as of October 31, 2017.

(c)	Assured Guaranty Municipal Corp. and Permanent School Fund have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where an entity has guaranteed, backed, or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. At October 31, 2017, the percentages attributed to Assured Guaranty Municipal Corp. and Permanent School Fund were 9.67% and 5.87% respectively.
†	Amount rounds to less than 0.1%.

AGM	Assured Guaranty Municipal Corp.

GO	General Obligation

NATL	National Public Finance Guarantee Corp.

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2017

Nationwide HighMark National Intermediate Tax Free Bond Fund
Assets:
Investment securities, at value (cost $29,726,581)	$30,075,881
Interest and dividends receivable	419,340
Receivable for capital shares issued	1,135
Reimbursement from investment adviser (Note 3)	17,758
Prepaid expenses	27,865

Total Assets	30,541,979

Liabilities:
Distributions payable	21,476
Payable for capital shares redeemed	14,495
Accrued expenses and other payables:
Investment advisory fees	12,207
Fund administration fees	14,387
Distribution fees	3,428
Administrative servicing fees	1,034
Accounting and transfer agent fees	2,622
Trustee fees	86
Custodian fees	727
Compliance program costs (Note 3)	23
Professional fees	29,873
Printing fees	2,840
Other	2,980

Total Liabilities	106,178

Net Assets	$30,435,801

Represented by:
Capital	$29,814,124
Accumulated undistributed net investment income	38
Accumulated net realized gains from investment securities	272,339
Net unrealized appreciation/(depreciation) in investment securities	349,300

Net Assets	$30,435,801

Net Assets:
Class A Shares	$6,921,717
Class C Shares	3,016,215
Class R6 Shares	12,829,191
Institutional Service Class Shares	7,668,678

Total	$30,435,801

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	648,638
Class C Shares	282,255
Class R6 Shares	1,201,844
Institutional Service Class Shares	718,105

Total	2,850,842

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide HighMark National Intermediate Tax Free Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.67
Class C Shares (b)	$10.69
Class R6 Shares	$10.67
Institutional Service Class Shares	$10.68
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.92

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2017

Nationwide HighMark National Intermediate Tax Free Bond Fund
INVESTMENT INCOME:
Interest income	$876,870
Dividend income	2,450

Total Income	879,320

EXPENSES:
Investment advisory fees	178,200
Fund administration fees	91,040
Distribution fees Class A	21,171
Distribution fees Class C	26,814
Administrative servicing fees Class A	6,260
Administrative servicing fees Class C	1,430
Administrative servicing fees Institutional Service Class	5,296
Registration and filing fees	52,415
Professional fees	41,370
Printing fees	11,804
Trustee fees	1,096
Custodian fees	1,956
Accounting and transfer agent fees	16,005
Compliance program costs (Note 3)	149
Other	3,906

Total expenses before earnings credit and expenses reimbursed	458,912

Earnings credit (Note 4)	(173)
Expenses reimbursed by adviser (Note 3)	(211,838)

Net Expenses	246,901

NET INVESTMENT INCOME	632,419

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	272,645
Net change in unrealized appreciation/depreciation in the value of investment securities	(951,259)

Net realized/unrealized losses	(678,614)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(46,195)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark National Intermediate Tax Free Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$632,419	$1,112,955
Net realized gains	272,645	1,490,861
Net change in unrealized appreciation/depreciation	(951,259)	(1,311,773)

Change in net assets resulting from operations	(46,195)	1,292,043

Distributions to Shareholders From:
Net investment income:
Class A	(121,326)	(163,200)
Class C	(34,266)	(48,002)
Class R6 (a)	(326,688)	(487,989)
Institutional Service Class	(149,827)	(414,042)
Net realized gains:
Class A	(353,626)	(154,573)
Class C	(112,045)	(61,572)
Class R6 (a)	(728,947)	(174)
Institutional Service Class	(295,510)	(801,997)

Change in net assets from shareholder distributions	(2,122,235)	(2,131,549)

Change in net assets from capital transactions	(21,155,777)	(8,103,345)

Change in net assets	(23,324,207)	(8,942,851)

Net Assets:
Beginning of year	53,760,008	62,702,859

End of year	$30,435,801	$53,760,008

Accumulated undistributed net investment income at end of year	$38	$61

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,279,011	$3,047,101
Dividends reinvested	425,565	258,029
Cost of shares redeemed	(14,728,234)	(2,602,252)

Total Class A Shares	(3,023,658)	702,878

Class C Shares
Proceeds from shares issued	2,064,528	1,141,201
Dividends reinvested	135,636	101,972
Cost of shares redeemed	(3,192,914)	(905,205)

Total Class C Shares	(992,750)	337,968

Class R6 Shares (a)
Proceeds from shares issued	–	35,215,543
Dividends reinvested	559,036	8,294
Cost of shares redeemed	(14,001,545)	(7,882,308)

Total Class R6 Shares	(13,442,509)	27,341,529

Institutional Service Class Shares
Proceeds from shares issued	2,859,335	4,112,121
Dividends reinvested	392,935	862,967
Cost of shares redeemed	(6,949,130)	(41,460,808)

Total Institutional Service Class Shares	(3,696,860)	(36,485,720)

Change in net assets from capital transactions	$(21,155,777)	$(8,103,345)

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark National Intermediate Tax Free Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A Shares
Issued	1,070,603	273,240
Reinvested	40,850	23,268
Redeemed	(1,403,406)	(233,190)

Total Class A Shares	(291,953)	63,318

Class C Shares
Issued	197,000	102,028
Reinvested	13,012	9,189
Redeemed	(302,460)	(80,847)

Total Class C Shares	(92,448)	30,370

Class R6 Shares (a)
Issued	–	3,182,111
Reinvested	53,941	742
Redeemed	(1,332,883)	(703,024)

Total Class R6 Shares	(1,278,942)	2,479,829

Institutional Service Class Shares
Issued	268,871	368,227
Reinvested	37,637	78,003
Redeemed	(654,657)	(3,740,649)

Total Institutional Service Class Shares	(348,149)	(3,294,419)

Total change in shares	(2,011,492)	(720,902)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark National Intermediate Tax Free Bond Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2017	$11.05	0.15	(0.08)	0.07	(0.15)	(0.30)	(0.45)	$10.67	0.75%		$6,921,717	0.79%	1.43%	1.33%	33.65%
Year Ended October 31, 2016	$11.22	0.18	0.01	0.19	(0.18)	(0.18)	(0.36)	$11.05	1.78%		$10,394,977	0.78%	1.65%	1.14%	27.59%
Year Ended October 31, 2015	$11.51	0.23	(0.10)	0.13	(0.22)	(0.20)	(0.42)	$11.22	1.24%		$9,847,376	0.77%	2.00%	1.10%	13.50%
Period Ended October 31, 2014 (h)	$11.45	0.06	0.06	0.12	(0.06)	–	(0.06)	$11.51	1.07%		$12,681,242	0.77%	2.15%	1.27%	2.33%
Year Ended July 31, 2014	$11.32	0.26	0.24	0.50	(0.26)	(0.11)	(0.37)	$11.45	4.49%		$13,921,742	0.77%	2.28%	1.14%	10.35%
Year Ended July 31, 2013	$11.78	0.28	(0.42)	(0.14)	(0.28)	(0.04)	(0.32)	$11.32	(1.23%	)	$17,914,754	0.77%	2.37%	1.32%	27.00%

Class C Shares
Year Ended October 31, 2017	$11.07	0.10	(0.08)	0.02	(0.10)	(0.30)	(0.40)	$10.69	0.28%		$3,016,215	1.26%	0.96%	1.80%	33.65%
Year Ended October 31, 2016	$11.24	0.13	0.01	0.14	(0.13)	(0.18)	(0.31)	$11.07	1.31%		$4,146,607	1.24%	1.18%	1.62%	27.59%
Year Ended October 31, 2015	$11.52	0.17	(0.08)	0.09	(0.17)	(0.20)	(0.37)	$11.24	0.87%		$3,869,972	1.22%	1.55%	1.60%	13.50%
Period Ended October 31, 2014 (h)	$11.47	0.05	0.05	0.10	(0.05)	–	(0.05)	$11.52	0.87%		$4,464,546	1.22%	1.70%	1.76%	2.33%
Year Ended July 31, 2014	$11.33	0.21	0.25	0.46	(0.21)	(0.11)	(0.32)	$11.47	4.11%		$4,787,696	1.22%	1.83%	1.57%	10.35%
Year Ended July 31, 2013	$11.79	0.23	(0.42)	(0.19)	(0.23)	(0.04)	(0.27)	$11.33	(1.68%	)	$7,230,375	1.22%	1.92%	1.57%	27.00%

Class R6 Shares (i)
Year Ended October 31, 2017	$11.06	0.19	(0.09)	0.10	(0.19)	(0.30)	(0.49)	$10.67	0.99%		$12,829,191	0.47%	1.75%	1.01%	33.65%
Year Ended October 31, 2016	$11.23	0.22	0.01	0.23	(0.22)	(0.18)	(0.40)	$11.06	2.09%		$27,426,922	0.47%	1.92%	0.84%	27.59%
Year Ended October 31, 2015	$11.51	0.26	(0.08)	0.18	(0.26)	(0.20)	(0.46)	$11.23	1.62%		$10,744	0.47%	2.29%	0.80%	13.50%
Period Ended October 31, 2014 (h)	$11.46	0.07	0.05	0.12	(0.07)	–	(0.07)	$11.51	1.06%		$10,574	0.47%	2.45%	0.97%	2.33%
Period Ended July 31, 2014 (j)	$11.31	0.25	0.26	0.51	(0.25)	(0.11)	(0.36)	$11.46	4.61%		$10,461	0.47%	2.55%	0.80%	10.35%

Institutional Service Class Shares (k)
Year Ended October 31, 2017	$11.06	0.18	(0.08)	0.10	(0.18)	(0.30)	(0.48)	$10.68	1.01%		$7,668,678	0.53%	1.69%	1.07%	33.65%
Year Ended October 31, 2016	$11.23	0.22	–	0.22	(0.21)	(0.18)	(0.39)	$11.06	2.05%		$11,791,502	0.52%	1.97%	0.85%	27.59%
Year Ended October 31, 2015	$11.51	0.25	(0.08)	0.17	(0.25)	(0.20)	(0.45)	$11.23	1.57%		$48,974,767	0.52%	2.24%	0.81%	13.50%
Period Ended October 31, 2014 (h)	$11.46	0.07	0.05	0.12	(0.07)	–	(0.07)	$11.51	1.04%		$51,686,161	0.52%	2.40%	1.00%	2.33%
Year Ended July 31, 2014	$11.33	0.29	0.24	0.53	(0.29)	(0.11)	(0.40)	$11.46	4.75%		$51,952,550	0.52%	2.53%	0.87%	10.35%
Year Ended July 31, 2013	$11.78	0.31	(0.41)	(0.10)	(0.31)	(0.04)	(0.35)	$11.33	(0.89%	)	$63,170,658	0.52%	2.62%	1.07%	27.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide HighMark Short Term Bond Fund

For the annual period ended October 31, 2017, the Nationwide HighMark Short Term Bond Fund (Class A at NAV) returned 0.48% versus 0.67% for its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond 1-3 Year Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Short Investment Grade Debt Funds (consisting of 334 funds as of October 31, 2017) was 1.31% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Environment

At the beginning of the period, interest rates were already in a slowly rising trend when the surprising results of the U.S. presidential election resulted in a 70 basis point rise in rates in less than a month. Consumer confidence soared after the election, consistent with a potentially significant increase in household spending, while the National Federation of Independent Business (NFIB) survey of small business optimism rose to its highest level in a dozen years. Then, in December 2016, the Federal Open Market Committee (FOMC) decided to raise the federal funds rate for only the second time in the last ten years, reinforcing the trend toward higher rates. As a result, the Bloomberg Barclays U.S. Aggregate Bond Index return of -3% for the fourth quarter of 2016 was the worst quarterly return since the bull market in bonds began 36 years earlier.

As 2017 began, the consensus once again was for interest rates to continue to rise, following strong employment gains in January and February and rising headline inflation. However, the optimism began to fade as economic growth remained subdued and doubts began to emerge over the new administration’s ability to get its agenda through Congress. As interest rates reached their peak for the year in March, the Federal Reserve (“the Fed”) raised the federal funds rate another 25 basis points, followed by an additional 25 basis point increase in June. Investors began to worry that the Fed was being too aggressive, especially given that inflation has remained below 2% for the past five years and as of September 2017 was only 1.6% higher than a year earlier. While the Fed attributes low inflation to temporary factors, such as lower prices for wireless phone service and prescription drugs, investors believe the decline is more structural and driven by changes in technology. As the period ended, the Fed continued to warn investors of additional rate hikes in December 2017 and in 2018, while also beginning to shrink its $4.2 trillion securities portfolio.

Further complicating the outlook for monetary policy is the uncertainty regarding the outlook of the FOMC, since currently there are three vacant seats on the Board of Governors as well as a new Chairman of the Federal Reserve Board, Jerome Powell, who will take over in February 2018. The continued gap between market expectations and Fed predictions for inflation, growth, and interest rates has led to a significant flattening of the yield curve.

Portfolio Performance

The Fund’s mortgage-backed securities positioning detracted from performance as the sector lagged behind Treasuries. Other performance detractors included Johnson Controls (no longer held), Burlington Northern, and Caterpillar Finance The Fund benefitted from its overweight to investment-grade corporate bonds as 1-3 Year U.S. Corporates outperformed U.S. Treasuries by 139 basis points for the twelve-month period. Notable outperformers included Canadian Oil Sands, General Motors, and Capital One. The Fund benefited from a shorter-than-benchmark duration as U.S. Treasury yields ended the period higher than they began. Treasury returns for the period were highest among the shortest maturities, as 3-month and 6-month securities returned 0.73% and 0.85%, respectively, while the two-year note returned 0.04%, and the three-year return was -0.12%.

Derivatives were not used in the Fund during the annual reporting period ended October 31, 2017.

Fund Commentary (cont.)	Nationwide HighMark Short Term Bond Fund

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Jeffrey Klein, CFA; Gregory Lugosi;

E. Jack Montgomery, CFA; and

David Wines, CFA

The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in more-aggressive investments such as foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide HighMark Short Term Bond Fund

Asset Allocation†

Corporate Bonds	64.3%
Mortgage-Backed Securities	12.8%
Asset-Backed Securities	12.7%
U.S. Treasury Obligations	7.4%
Collateralized Mortgage Obligations	1.1%
Commercial Mortgage-Backed Securities	0.5%
Other assets in excess of liabilities	1.2%
100.0%

Top Industries††

Banks	19.9%
Oil, Gas & Consumable Fuels	9.0%
Consumer Finance	4.7%
Pharmaceuticals	3.3%
Biotechnology	2.7%
Food & Staples Retailing	2.3%
Automobiles	2.3%
Diversified Telecommunication Services	2.2%
Chemicals	2.2%
Beverages	2.1%
Other Industries	49.3%
100.0%

Top Holdings††

U.S. Treasury Notes, 1.50%, 5/31/2020	6.0%
Capital One Bank USA NA, 2.25%, 2/13/2019	2.2%
Bank of America Corp., 5.00%, 5/13/2021	1.8%
Citigroup, Inc., 1.75%, 5/1/2018	1.7%
Ford Motor Credit Co. LLC, 1.90%, 8/12/2019	1.6%
AT&T, Inc., 5.00%, 3/1/2021	1.6%
FNMA, 2.50%, 11/1/2027	1.6%
JPMorgan Chase & Co., 4.25%, 10/15/2020	1.6%
U.S. Treasury Notes, 2.38%, 12/31/2020	1.5%
PNC Bank NA, 2.25%, 7/2/2019	1.5%
Other Holdings	78.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

Fund Performance	Nationwide HighMark Short Term Bond Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	0.48%	0.65%	2.00%
	w/SC3	(1.78)%	0.20%	1.76%
Class C1	w/o SC2	(0.03)%	0.17%	1.52%
	w/SC4	(1.03)%	N/A	N/A
Class R6[5,6]		0.81%	N/A	1.19%	[7]
Institutional Service Class[1,5,8]		0.73%	0.93%	2.28%
Bloomberg Barclays U.S. Gov’t/Credit Bond 1-3 Yr Index		0.67%	0.90%	2.05%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	0.78%
Class C	1.28%
Class R6[1]	0.45%
Institutional Service Class	0.52%

^	Current effective prospectus dated May 24, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Fund Performance (cont.)	Nationwide HighMark Short Term Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide HighMark Short Term Bond Fund versus the Bloomberg Barclays (BBgBarc) U.S. Government/Credit Bond 1-3 Year Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Short Term Bond Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide HighMark Short Term Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Short Term Bond Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,004.00	3.94	0.78
	Hypothetical	(a)(b)	1,000.00	1,021.27	3.97	0.78
Class C Shares	Actual	(a)	1,000.00	1,001.40	6.41	1.27
	Hypothetical	(a)(b)	1,000.00	1,018.80	6.46	1.27
Class R6 Shares(c)	Actual	(a)	1,000.00	1,005.70	2.27	0.45
	Hypothetical	(a)(b)	1,000.00	1,022.94	2.29	0.45
Institutional Service Class Shares	Actual	(a)	1,000.00	1,005.30	2.68	0.53
	Hypothetical	(a)(b)	1,000.00	1,022.53	2.70	0.53

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Statement of Investments

October 31, 2017

Nationwide HighMark Short Term Bond Fund

Asset-Backed Securities 12.7%

	Principal Amount	Value

Airlines 1.0%
Continental Airlines Pass-Through Trust, Series 2010-1, Class A, 4.75%, 1/12/2021	$1,436,465	$1,511,017
Delta Air Lines Pass-Through Trust
Series 2011-1, Class A, 5.30%, 4/15/2019	1,207,973	1,257,863
Series 2012-1, Class A, 4.75%, 5/7/2020	634,986	663,605

		3,432,485

Automobiles 7.0%
CarMax Auto Owner Trust, Series 2014-3, Class A3, 1.16%, 6/17/2019	697,035	696,668
Ford Credit Auto Owner Trust, Series 2017-A, Class A2A, 1.33%, 12/15/2019	4,104,618	4,100,263
Hyundai Auto Receivables Trust, Series 2016-B, Class A3, 1.29%, 4/15/2021	3,000,000	2,974,665
Nissan Auto Receivables Owner Trust
Series 2016-B, Class A3, 1.32%, 1/15/2021	3,125,000	3,109,556
Series 2017-B, Class A3, 1.75%, 10/15/2021	4,600,000	4,586,975
Toyota Auto Receivables Owner Trust
Series 2016-D, Class A3, 1.23%, 10/15/2020	4,800,000	4,768,640
Series 2017-A, Class A3, 1.73%, 2/16/2021	3,500,000	3,495,524

		23,732,291

Credit Card 3.2%
American Express Credit Account Master Trust
Series 2017-3, Class A, 1.77%, 11/15/2022	4,675,000	4,656,376
Series 2017-6, Class A, 2.04%, 5/15/2023	2,100,000	2,101,398
Chase Issuance Trust, Series 2016-A4, Class A4, 1.49%, 7/15/2022	4,000,000	3,945,932

		10,703,706

Other 1.2%
AEP Texas Central Transition Funding III LLC, Series 2012-1, Class A1, 0.88%, 12/1/2018	59,986	59,954
CAL Funding II Ltd., Series 2012-1A, Class A, 3.47%, 10/25/2027 (a)	500,000	497,209
Centerpoint Energy Transition Bond Co. III LLC, Series 2008-A, Class A2, 5.23%, 2/1/2023	714,486	739,637

Asset-Backed Securities (continued)

	Principal Amount	Value

Other (continued)
Ohio Phase-In-Recovery Funding LLC, Series 2013-1, Class A2, 2.05%, 7/1/2020	$2,730,431	$2,734,720

		4,031,520

Road & Rail 0.2%
Burlington Northern and Santa Fe Railway Co. Pass-Through Trust, Series 2004-1 4.58%, 1/15/2021	556,439	573,284

Student Loan 0.1%
SLM Student Loan Trust, Series 2011-2, Class A1, 1.84%, 11/25/2027 (b)	483,908	487,172

Total Asset-Backed Securities (cost $43,091,605)		42,960,458

Collateralized Mortgage Obligations 1.1%
FDIC Trust, Series 2013-R2, Class A, 1.25%, 3/25/2033 (a)	147,671	144,574
FHLMC REMICS
Series 3755, Class AL, 1.50%, 11/15/2020	51,262	50,906
Series 3645, Class EH, 3.00%, 12/15/2020	15,771	15,883
Series 3852, Class EA, 4.50%, 12/15/2021	32,181	32,837
Series 4060, Class EA, 1.75%, 6/15/2022	285,587	282,432
Series 2611, Class HD, 5.00%, 5/15/2023	145,015	153,680
Series 3585, Class LA, 3.50%, 10/15/2024	47,328	48,460
Series 3609, Class LE, 3.00%, 12/15/2024	23,877	24,032
Series 3718, Class BC, 2.00%, 2/15/2025	93,205	92,793
Series 3721, Class PE, 3.50%, 9/15/2040	154,762	159,423
FNMA REMICS
Series 2003-3, Class BC, 5.00%, 2/25/2018	2,929	2,932
Series 2011-69, Class AC, 2.00%, 5/25/2018	2,136	2,133
Series 2010-95, Class BK, 1.50%, 2/25/2020	54,175	54,034
Series 2012-99, Class TC, 1.50%, 9/25/2022	379,296	375,708
Series 2012-100, Class WA, 1.50%, 9/25/2027	419,173	405,957
Series 2012-93, Class DP, 1.50%, 9/25/2027	405,335	396,931
Series 2010-66, Class QA, 4.50%, 8/25/2039	29,042	29,696
GNMA REMICS
Series 2004-76, Class QA, 4.00%, 1/20/2034	64,243	65,027

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark Short Term Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

GNMA REMICS (continued)
Series 2009-66, Class LG, 2.25%, 5/16/2039	$39,694	$39,665
Series 2009-104, Class KE, 2.50%, 8/16/2039	75,155	74,880
Series 2010-4, Class JC, 3.00%, 8/16/2039	62,079	62,852
Series 2009-88, Class QE, 3.00%, 9/16/2039	228,814	232,950
Series 2011-39, Class NE, 3.50%, 9/16/2039	174,963	180,521
RFMSI Trust, Series 2004-S3, Class A1, 4.75%, 3/25/2019	24,644	24,602
Sequoia Mortgage Trust
Series 2012-1, Class 2A1, 3.47%, 1/25/2042 (b)	82,537	83,239
Series 2013-1, Class 1A1, 1.45%, 2/25/2043 (b)	506,262	493,664
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-8, Class 1A8, 5.50%, 10/25/2035	17,180	16,419
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 3.46%, 12/25/2033 (b)	78,577	79,192

Total Collateralized Mortgage Obligations (cost $3,692,777)		3,625,422

Commercial Mortgage-Backed Securities 0.5%
CFCRE Commercial Mortgage Trust Series 2011-C2, Class A2, 3.06%, 12/15/2047	3,961	3,957
COMM Mortgage Trust Series 2013-CR8, Class A1, 1.02%, 6/10/2046	938,453	936,647
FNMA ACES REMICS
Series 2012-M8, Class ASQ2, 1.52%, 12/25/2019	7,474	7,467
Series 2012-M8, Class A1, 1.54%, 5/25/2022	30,995	30,731
GNMA REMICS Series 2011-20, Class A, 1.88%, 4/16/2032	74,065	73,976
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class A1, 1.27%, 4/15/2047	18,520	18,508
WFRBS Commercial Mortgage Trust Series 2014-C20, Class A1, 1.28%, 5/15/2047	588,677	586,596

Total Commercial Mortgage-Backed Securities (cost $1,660,818)		1,657,882

Corporate Bonds 64.3%
Automobiles 2.2%
Daimler Finance North America LLC,
1.75%, 10/30/2019 (a)	2,500,000	2,483,292

Corporate Bonds (continued)

	Principal Amount	Value

Automobiles (continued)
General Motors Co.,
3.50%, 10/2/2018	$4,935,000	$5,006,045

		7,489,337

Banks 19.6%
Bank of America Corp.,
5.00%, 5/13/2021	5,500,000	5,972,024
Bank of America NA,
1.65%, 3/26/2018	2,000,000	2,000,806
Bank of Montreal,
2.38%, 1/25/2019	4,000,000	4,024,584
Bank of Nova Scotia (The),
2.45%, 3/22/2021	3,800,000	3,819,691
BB&T Corp.,
2.45%, 1/15/2020	3,750,000	3,786,262
Capital One Bank USA NA,
2.25%, 2/13/2019	7,400,000	7,417,729
Citibank NA,
2.10%, 6/12/2020	500,000	499,702
Citigroup, Inc.,
1.75%, 5/1/2018	5,500,000	5,498,995
Citizens Bank NA,
2.20%, 5/26/2020	2,250,000	2,243,298
Cooperatieve Rabobank UA,
1.38%, 8/9/2019	3,500,000	3,467,374
Fifth Third Bank,
1.45%, 2/28/2018	3,250,000	3,249,212
JPMorgan Chase & Co.,
4.25%, 10/15/2020	5,000,000	5,284,399
KeyCorp,
2.30%, 12/13/2018	3,500,000	3,515,082
PNC Bank NA,
2.25%, 7/2/2019	5,000,000	5,025,956
Royal Bank of Canada,
1.50%, 7/29/2019	4,750,000	4,718,271
Toronto-Dominion Bank (The),
1.45%, 8/13/2019	2,000,000	1,984,576
Wells Fargo & Co.,
1.50%, 1/16/2018	3,750,000	3,750,190

		66,258,151

Beverages 2.1%
Anheuser-Busch InBev Finance, Inc.,
1.90%, 2/1/2019	4,000,000	4,003,924
Molson Coors Brewing Co.,
2.25%, 3/15/2020 (a)	2,970,000	2,970,220

		6,974,144

Biotechnology 2.7%
AbbVie, Inc.,
1.80%, 5/14/2018	4,125,000	4,127,561
Amgen, Inc.,
2.20%, 5/11/2020	4,900,000	4,910,696

		9,038,257

Capital Markets 0.0%†
Lehman Brothers Holdings, Inc.,
5.63%, 1/24/2013 *	500,000	29,250

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals 2.2%
Dow Chemical Co. (The),
8.55%, 5/15/2019	$4,000,000	$4,392,287
Ecolab, Inc.,
1.55%, 1/12/2018	3,000,000	2,999,411

		7,391,698

Consumer Finance 4.7%
American Express Credit Corp.,
1.88%, 5/3/2019	1,500,000	1,498,852
Caterpillar Financial Services Corp.,
1.90%, 3/22/2019	4,850,000	4,857,519
Ford Motor Credit Co. LLC,
1.90%, 8/12/2019	5,500,000	5,476,278
PACCAR Financial Corp.,
1.65%, 2/25/2019	2,500,000	2,494,846
1.20%, 8/12/2019	1,500,000	1,483,631

		15,811,126

Diversified Financial Services 1.0%
KE Export Leasing LLC, Series 2013-A, Class A, (ICE LIBOR USD 3 Month + 0.23%)1.55%, 2/28/2025 (c)	1,285,069	1,280,310
Shell International Finance BV,
1.38%, 9/12/2019	2,000,000	1,984,878

		3,265,188

Diversified Telecommunication Services 2.2%
AT&T, Inc.,
5.00%, 3/1/2021	5,000,000	5,429,050
Verizon Communications, Inc.,
2.63%, 2/21/2020	2,026,000	2,056,656

		7,485,706

Electric Utilities 1.3%
MidAmerican Energy Co.,
2.40%, 3/15/2019	4,500,000	4,539,169

Food & Staples Retailing 2.3%
CVS Health Corp.,
1.90%, 7/20/2018	4,100,000	4,105,433
Kroger Co. (The),
1.50%, 9/30/2019	3,650,000	3,610,973

		7,716,406

Food Products 1.9%
Kraft Heinz Foods Co.,
2.00%, 7/2/2018	2,325,000	2,327,954
(ICE LIBOR USD 3 Month + 0.57%)1.88%, 2/10/2021 (c)	4,000,000	4,006,323

		6,334,277

Health Care Equipment & Supplies 1.1%
Becton Dickinson and Co.,
2.13%, 6/6/2019	3,700,000	3,701,476

Health Care Providers & Services 1.5%
McKesson Corp.,
2.28%, 3/15/2019	5,000,000	5,017,893

Corporate Bonds (continued)

	Principal Amount	Value

Insurance 1.9%
American International Group, Inc.,
2.30%, 7/16/2019	$2,500,000	$2,512,202
Berkshire Hathaway Finance Corp.,
1.70%, 3/15/2019	4,000,000	4,001,689

		6,513,891

Media 1.6%
Time Warner Cable LLC,
8.25%, 4/1/2019	3,000,000	3,248,401
Walt Disney Co. (The),
1.95%, 3/4/2020	2,000,000	2,003,397

		5,251,798

Oil, Gas & Consumable Fuels 8.9%
BP Capital Markets plc,
2.24%, 9/26/2018	2,250,000	2,261,636
Canadian Oil Sands Ltd.,
7.75%, 5/15/2019 (a)	2,950,000	3,178,180
Chevron Corp.,
1.56%, 5/16/2019	4,250,000	4,238,873
Enbridge Energy Partners LP,
4.38%, 10/15/2020	3,500,000	3,676,651
Enterprise Products Operating LLC,
1.65%, 5/7/2018	2,250,000	2,249,407
2.55%, 10/15/2019	2,000,000	2,015,467
Exxon Mobil Corp.,
1.71%, 3/1/2019	2,000,000	2,001,749
Kinder Morgan Energy Partners LP,
2.65%, 2/1/2019	3,750,000	3,776,483
Kinder Morgan, Inc.,
7.25%, 6/1/2018	1,250,000	1,288,227
Magellan Midstream Partners LP,
6.55%, 7/15/2019	2,200,000	2,357,520
Transcontinental Gas Pipe Line Co. LLC,
6.05%, 6/15/2018	3,000,000	3,070,080

		30,114,273

Pharmaceuticals 3.2%
Bristol-Myers Squibb Co.,
1.60%, 2/27/2019	2,500,000	2,495,145
Mylan NV,
2.50%, 6/7/2019	1,250,000	1,253,749
Pfizer, Inc.,
1.45%, 6/3/2019	2,250,000	2,240,246
Shire Acquisitions Investments Ireland DAC,
1.90%, 9/23/2019	5,000,000	4,980,032

		10,969,172

Semiconductors & Semiconductor Equipment 1.0%
QUALCOMM, Inc.,
2.10%, 5/20/2020	3,475,000	3,483,560

Software 1.2%
Electronic Arts, Inc.,
3.70%, 3/1/2021	4,000,000	4,155,558

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark Short Term Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Technology Hardware, Storage & Peripherals 0.8%
Hewlett Packard Enterprise Co.,
2.85%, 10/5/2018	$2,650,000	$2,672,379

Trading Companies & Distributors 0.9%
Air Lease Corp.,
2.63%, 9/4/2018	3,000,000	3,018,994

Total Corporate Bonds (cost $217,363,929)		217,231,703

Mortgage-Backed Securities 12.8%
FHLMC Non Gold Pool
Pool# 972136 2.86%, 1/1/2034 (b)	118,931	125,865
Pool# 848191 3.03%, 12/1/2034 (b)	483,222	509,668
Pool# 1B2139 3.66%, 3/1/2035 (b)	61,747	65,478
Pool# 1B2446 3.28%, 11/1/2035 (b)	538,458	567,370
Pool# 848621 3.16%, 9/1/2036 (b)	433,862	459,765
Pool# 848251 3.21%, 10/1/2036 (b)	531,920	563,038
Pool# 848134 3.52%, 6/1/2039 (b)	64,520	68,785
FHLMC Gold Pool
Pool# E92833 5.50%, 12/1/2017	30	30
Pool# E01311 5.50%, 2/1/2018	925	927
Pool# E01488 5.00%, 10/1/2018	10,009	10,193
Pool# E01497 5.50%, 11/1/2018	494	501
Pool# G11712 4.50%, 7/1/2020	88,602	91,018
Pool# G18065 5.00%, 7/1/2020	10,576	10,871
Pool# G11723 5.50%, 7/1/2020	24,249	25,052
Pool# G14780 2.50%, 7/1/2023	1,963,351	1,974,872
Pool# G14899 3.00%, 11/1/2023	407,605	418,360
Pool# G13746 4.50%, 1/1/2025	210,824	223,011
Pool# J11719 4.00%, 2/1/2025	69,959	73,244
Pool# G13888 5.00%, 6/1/2025	66,593	69,832
Pool# J12604 4.00%, 7/1/2025	198,031	207,344
Pool# J12635 4.00%, 7/1/2025	197,628	206,879
Pool# G13908 4.00%, 10/1/2025	47,944	50,188
Pool# J13543 3.50%, 11/1/2025	106,083	110,467

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# J13795 3.50%, 12/1/2025	$195,541	$203,623
Pool# J14965 3.50%, 4/1/2026	75,352	78,466
Pool# E03083 3.50%, 3/1/2027	359,076	375,810
Pool# J19197 3.00%, 5/1/2027	522,665	535,895
Pool# G18437 3.00%, 6/1/2027	631,901	647,896
Pool# J20463 2.50%, 9/1/2027	1,800,242	1,821,154
Pool# J23436 2.50%, 4/1/2028	1,248,197	1,262,145
Pool# C00748 6.00%, 4/1/2029	15,691	17,832
Pool# C01418 5.50%, 10/1/2032	94,806	105,731
Pool# G01740 5.50%, 12/1/2034	51,609	57,654
Pool# G04342 6.00%, 4/1/2038	65,972	75,210
FNMA Pool
Pool# 555013 5.50%, 11/1/2017	5	5
Pool# 668358 5.50%, 12/1/2017	126	126
Pool# 685185 5.50%, 2/1/2018	66	66
Pool# 555384 5.50%, 4/1/2018	164	164
Pool# 725135 6.00%, 5/1/2018	12	12
Pool# 555918 5.50%, 10/1/2018	98	98
Pool# 735930 5.50%, 12/1/2018	1,225	1,230
Pool# MA0517 4.00%, 9/1/2020	161,420	166,825
Pool# AB4251 2.50%, 1/1/2022	95,689	96,370
Pool# MA0979 3.00%, 2/1/2022	185,957	190,652
Pool# AQ6703 2.50%, 11/1/2022	1,357,129	1,372,745
Pool# AL3620 2.50%, 5/1/2023	4,707,533	4,761,998
Pool# 981257 5.00%, 5/1/2023	106,857	108,873
Pool# MA1519 3.00%, 7/1/2023	1,703,826	1,746,844
Pool# MA1577 2.50%, 9/1/2023	1,455,283	1,472,105
Pool# AL5434 2.50%, 3/1/2024	1,963,624	1,986,170
Pool# MA1892 3.00%, 5/1/2024	4,174,192	4,279,576
Pool# 931892 4.50%, 9/1/2024	679,534	712,031
Pool# AL0802 4.50%, 4/1/2025	172,967	181,189
Pool# AE3066 3.50%, 9/1/2025	471,965	490,336

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark Short Term Bond Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool
Pool# AE5487 3.50%, 10/1/2025	$84,017	$87,288
Pool# 255894 5.00%, 10/1/2025	75,680	82,089
Pool# AH0969 3.50%, 12/1/2025	273,313	283,951
Pool# AB2130 3.50%, 1/1/2026	81,729	84,910
Pool# AB2518 4.00%, 3/1/2026	114,562	120,358
Pool# AH9377 3.50%, 4/1/2026	177,483	184,394
Pool# AI2067 3.50%, 5/1/2026	894,289	929,098
Pool# AB3298 3.50%, 7/1/2026	165,997	172,469
Pool# AB4998 3.00%, 4/1/2027	904,770	929,619
Pool# 53839 2.04%, 8/1/2027 (b)	5,538	5,589
Pool# AP4568 2.50%, 9/1/2027	469,670	474,922
Pool# MA1174 3.00%, 9/1/2027	132,629	136,272
Pool# AB6782 2.50%, 11/1/2027	5,278,146	5,337,103
Pool# AL3305 2.50%, 3/1/2028	1,590,408	1,607,958
Pool# 190307 8.00%, 6/1/2030	1,250	1,505
Pool# 253516 8.00%, 11/1/2030	975	1,176
Pool# MA1138 3.50%, 8/1/2032	1,958,133	2,041,009
Pool# 737253 3.42%, 9/1/2033 (b)	30,618	32,184
Pool# 725726 3.49%, 6/1/2034 (b)	364,040	383,663
Pool# 725773 5.50%, 9/1/2034	112,395	125,482
Pool# 815323 2.92%, 1/1/2035 (b)	138,126	143,256
Pool# 811773 5.50%, 1/1/2035	104,426	116,665
Pool# AL1009 3.09%, 9/1/2035 (b)	465,111	489,417
Pool# 829431 3.23%, 1/1/2036 (b)	356,378	373,484
GNMA I Pool
Pool# 723371, 4.50%, 11/15/2024	175,410	186,286
GNMA II Pool
Pool# 5080, 4.00%, 6/20/2026	152,881	160,650

Total Mortgage-Backed Securities (cost $43,258,318)		43,072,386

U.S. Treasury Obligations 7.4%

	Principal Amount	Value

U.S. Treasury Notes 1.50%, 5/31/2020	$20,000,000	$19,903,906
2.38%, 12/31/2020	5,000,000	5,091,992

Total U.S. Treasury Obligations (cost $25,126,420)		24,995,898

Total Investments (cost $334,193,867) — 98.8%		333,543,749

Other assets in excess of liabilities — 1.2%		3,975,197

NET ASSETS — 100.0%		$337,518,946

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2017 was $9,273,475 which represents 2.75% of net assets.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2017.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

†	Amount rounds to less than 0.1%.P & Asset Types

ACES	Alternative Credit Enhancement Services

FDIC	Federal Deposit Insurance Corp.

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

REMICS	Real Estate Mortgage Investment Conduits

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2017

Nationwide HighMark Short Term Bond Fund
Assets:
Investment securities, at value (cost $334,193,867)	$333,543,749
Cash	2,015,045
Interest receivable	1,883,727
Receivable for investments sold	21,992
Receivable for capital shares issued	560,864
Reimbursement from investment adviser (Note 3)	2,572
Prepaid expenses	29,976

Total Assets	338,057,925

Liabilities:
Distributions payable	37,016
Payable for capital shares redeemed	274,282
Accrued expenses and other payables:
Investment advisory fees	103,043
Fund administration fees	20,134
Distribution fees	21,236
Administrative servicing fees	26,374
Accounting and transfer agent fees	6,318
Trustee fees	888
Custodian fees	2,241
Compliance program costs (Note 3)	231
Professional fees	34,794
Printing fees	8,763
Other	3,659

Total Liabilities	538,979

Net Assets	$337,518,946

Represented by:
Capital	$345,083,528
Accumulated distributions in excess of net investment income	(54,643)
Accumulated net realized losses from investment securities	(6,859,821)
Net unrealized appreciation/(depreciation) in investment securities	(650,118)

Net Assets	$337,518,946

Net Assets:
Class A Shares	$48,678,419
Class C Shares	13,758,670
Class R6 Shares	219,909,663
Institutional Service Class Shares	55,172,194

Total	$337,518,946

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,905,345
Class C Shares	1,369,809
Class R6 Shares	22,123,577
Institutional Service Class Shares	5,551,383

Total	33,950,114

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide HighMark Short Term Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.92
Class C Shares (b)	$10.04
Class R6 Shares	$9.94
Institutional Service Class Shares	$9.94
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.15

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2017

Nationwide HighMark Short Term Bond Fund
INVESTMENT INCOME:
Interest income	$6,606,668
Dividend income	431

Total Income	6,607,099

EXPENSES:
Investment advisory fees	1,278,031
Fund administration fees	160,730
Distribution fees Class A	164,241
Distribution fees Class C	114,278
Administrative servicing fees Class A	54,194
Administrative servicing fees Class C	12,085
Administrative servicing fees Institutional Service Class	48,203
Registration and filing fees	58,010
Professional fees	58,507
Printing fees	25,809
Trustee fees	10,405
Custodian fees	14,087
Accounting and transfer agent fees	36,065
Compliance program costs (Note 3)	1,576
Other	9,646

Total expenses before expenses reimbursed	2,045,867

Expenses reimbursed by adviser (Note 3)	(9,796)

Net Expenses	2,036,071

NET INVESTMENT INCOME	4,571,028

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities	(166,208)
Net change in unrealized appreciation/depreciation in the value of investment securities	(1,934,019)

Net realized/unrealized losses	(2,100,227)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,470,801

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide HighMark Short Term Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$4,571,028	$4,017,391
Net realized gains (losses)	(166,208)	18,484
Net change in unrealized appreciation/depreciation	(1,934,019)	2,228,596

Change in net assets resulting from operations	2,470,801	6,264,471

Distributions to Shareholders From:
Net investment income:
Class A	(774,819)	(792,946)
Class C	(101,003)	(100,581)
Class R6 (a)	(3,385,490)	(3,048,607)
Institutional Service Class	(859,207)	(841,659)

Change in net assets from shareholder distributions	(5,120,519)	(4,783,793)

Change in net assets from capital transactions	(49,078,015)	14,626,212

Change in net assets	(51,727,733)	16,106,890

Net Assets:
Beginning of year	389,246,679	373,139,789

End of year	$337,518,946	$389,246,679

Accumulated distributions in excess of net investment income at end of year	$(54,643)	$(60,115)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$15,971,148	$22,050,264
Dividends reinvested	574,110	599,716
Cost of shares redeemed	(38,510,003)	(33,056,496)

Total Class A Shares	(21,964,745)	(10,406,516)

Class C Shares
Proceeds from shares issued	2,332,653	4,172,217
Dividends reinvested	92,801	92,686
Cost of shares redeemed	(5,111,900)	(5,746,116)

Total Class C Shares	(2,686,446)	(1,481,213)

Class R6 Shares (a)
Proceeds from shares issued	14,604,490	77,447,820
Dividends reinvested	3,072,429	2,722,258
Cost of shares redeemed	(34,292,517)	(25,358,658)

Total Class R6 Shares	(16,615,598)	54,811,420

Institutional Service Class Shares
Proceeds from shares issued	41,575,107	58,783,136
Dividends reinvested	649,194	536,056
Cost of shares redeemed	(50,035,527)	(87,616,671)

Total Institutional Service Class Shares	(7,811,226)	(28,297,479)

Change in net assets from capital transactions	$(49,078,015)	$14,626,212

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Short Term Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A Shares
Issued	1,606,830	2,217,687
Reinvested	57,778	60,198
Redeemed	(3,877,864)	(3,328,848)

Total Class A Shares	(2,213,256)	(1,050,963)

Class C Shares
Issued	231,996	414,950
Reinvested	9,224	9,194
Redeemed	(508,198)	(571,068)

Total Class C Shares	(266,978)	(146,924)

Class R6 Shares (a)
Issued	1,466,925	7,789,627
Reinvested	308,608	272,647
Redeemed	(3,448,569)	(2,548,990)

Total Class R6 Shares	(1,673,036)	5,513,284

Institutional Service Class Shares
Issued	4,176,095	5,904,015
Reinvested	65,218	53,705
Redeemed	(5,025,815)	(8,817,390)

Total Institutional Service Class Shares	(784,502)	(2,859,670)

Total change in shares	(4,937,772)	1,455,727

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Short Term Bond Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2017	$9.99	0.10	(0.05)	0.05	(0.12)	(0.12)	$9.92	0.48%		$48,678,419	0.78%	1.03%	0.79%	48.34%
Year Ended October 31, 2016	$9.95	0.09	0.06	0.15	(0.11)	(0.11)	$9.99	1.49%		$71,125,657	0.77%	0.87%	0.78%	48.30%
Year Ended October 31, 2015	$10.00	0.07	(0.02)	0.05	(0.10)	(0.10)	$9.95	0.49%		$81,296,544	0.76%	0.74%	0.78%	34.54%
Period Ended October 31, 2014 (h)	$10.00	0.02	–	0.02	(0.02)	(0.02)	$10.00	0.20%		$99,815,537	0.75%	0.67%	0.78%	13.12%
Year Ended July 31, 2014	$10.00	0.07	0.03	0.10	(0.10)	(0.10)	$10.00	0.98%		$43,251,067	0.81%	0.72%	0.86%	52.08%
Year Ended July 31, 2013	$10.11	0.09	(0.07)	0.02	(0.13)	(0.13)	$10.00	0.22%		$44,364,179	0.85%	0.89%	1.19%	62.00%

Class C Shares
Year Ended October 31, 2017	$10.11	0.05	(0.05)	–	(0.07)	(0.07)	$10.04	(0.03%	)	$13,758,670	1.28%	0.51%	1.28%	48.34%
Year Ended October 31, 2016	$10.07	0.04	0.06	0.10	(0.06)	(0.06)	$10.11	0.98%		$16,553,778	1.25%	0.38%	1.28%	48.30%
Year Ended October 31, 2015	$10.12	0.03	(0.03)	–	(0.05)	(0.05)	$10.07	0.04%		$17,967,265	1.20%	0.28%	1.28%	34.54%
Period Ended October 31, 2014 (h)	$10.13	–	–	–	(0.01)	(0.01)	$10.12	(0.01%	)	$23,018,402	1.20%	0.20%	1.27%	13.12%
Year Ended July 31, 2014	$10.13	0.03	0.02	0.05	(0.05)	(0.05)	$10.13	0.50%		$19,025,184	1.26%	0.26%	1.30%	52.08%
Year Ended July 31, 2013	$10.24	0.05	(0.07)	(0.02)	(0.09)	(0.09)	$10.13	(0.24%	)	$26,690,172	1.30%	0.44%	1.44%	62.00%

Class R6 Shares (i)
Year Ended October 31, 2017	$10.01	0.14	(0.06)	0.08	(0.15)	(0.15)	$9.94	0.81%		$219,909,663	0.45%	1.36%	0.45%	48.34%
Year Ended October 31, 2016	$9.97	0.12	0.06	0.18	(0.14)	(0.14)	$10.01	1.82%		$238,167,319	0.45%	1.20%	0.45%	48.30%
Year Ended October 31, 2015	$10.02	0.10	(0.02)	0.08	(0.13)	(0.13)	$9.97	0.80%		$182,244,438	0.45%	1.04%	0.45%	34.54%
Period Ended October 31, 2014 (h)	$10.02	0.02	0.01	0.03	(0.03)	(0.03)	$10.02	0.28%		$263,999,606	0.45%	0.96%	0.46%	13.12%
Period Ended July 31, 2014 (j)	$10.01	0.09	0.03	0.12	(0.11)	(0.11)	$10.02	1.19%		$256,250,943	0.48%	0.99%	0.48%	52.08%

Institutional Service Class Shares (k)
Year Ended October 31, 2017	$10.01	0.13	(0.06)	0.07	(0.14)	(0.14)	$9.94	0.73%		$55,172,194	0.53%	1.28%	0.53%	48.34%
Year Ended October 31, 2016	$9.96	0.11	0.07	0.18	(0.13)	(0.13)	$10.01	1.85%		$63,399,925	0.52%	1.12%	0.52%	48.30%
Year Ended October 31, 2015	$10.01	0.10	(0.02)	0.08	(0.13)	(0.13)	$9.96	0.76%		$91,631,542	0.49%	1.00%	0.49%	34.54%
Period Ended October 31, 2014 (h)	$10.02	0.02	–	0.02	(0.03)	(0.03)	$10.01	0.17%		$95,544,683	0.49%	0.92%	0.49%	13.12%
Year Ended July 31, 2014	$10.02	0.10	0.03	0.13	(0.13)	(0.13)	$10.02	1.26%		$83,068,672	0.54%	1.00%	0.59%	52.08%
Year Ended July 31, 2013	$10.13	0.12	(0.07)	0.05	(0.16)	(0.16)	$10.02	0.48%		$93,527,779	0.59%	1.16%	0.94%	62.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide High Yield Bond Fund

For the annual period ended October 31, 2017, the Nationwide High Yield Bond Fund (Class A at NAV) returned 8.43% versus 9.14% for its benchmark, the ICE BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of High Yield Funds (consisting of 665 funds as of October 31, 2017) was 7.99% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

U.S. 5-year Treasury yields ended the reporting period at 2.02%, up from 1.31%. The option-adjusted spread for the U.S. High Yield index ended the period at 340bps, having tightened by 138bps. Yields ended the period at 5.39%, down by 79bps.

Examining the broad high-yield market; from a rating perspective, CCC rated bonds outperformed B and BB rated bonds on a relative basis. Industry performance saw all industries posting positive returns, with the largest contributors being Transport, Energy and Financial Services. On a relative basis Retail, Healthcare and Consumer Products were the worst performers. On a relative basis, long-dated bonds outperformed short and medium-term bonds.

Performance attribution — gross of fees

During the reporting period, Nationwide High Yield Fund (the “Fund”) outperformed its benchmark, the ICE BofA Merrill Lynch U.S. High Yield Cash Pay Constrained Index.

From an industry perspective, overall positive contributors included:

•	Banking (overweight) sector allocation and security selection

•	Services (overweight) security selection

•	Financial Services (overweight) sector allocation and security selection

The top 3 performing positions were: JBS USA (overweight), SGMS (overweight) and TMS

(overweight — no longer held). From an industry perspective, overall negative contributors included:

•	Energy (overweight) sector allocation and security selection

•	Telecommunications (underweight) security selection

•	Metals & Mining (underweight) sector allocation

The top 3 detractors included: WIN (overweight), Agrokor (overweight — no longer held) and INTEL (overweight)

Positioning

From an industry perspective, key industry overweight positions included Financial Services, Services and Banking, primarily driven by issuer-specific considerations. Underweight industries included Retail, Telecommunications and Metals & Mining.

From a ratings perspective, we are underweight BB and CCC and below-rated bonds and are overweight B- rated bonds. We also have an overweight to selected investment-grade issuers, on an ex-benchmark basis, where we see attractive opportunities.

Portfolio Activity

During the period the main changes in the portfolio included:

•	Banking — moved from underweight to overweight

•	Financial Services — increased overweight

•	Energy — moved from underweight to overweight

•	Chemicals — moved from overweight to underweight

•	Containers — moved from overweight to underweight

•	Automotive — moved from overweight to underweight

Derivatives

During the period, we used FX forwards to hedge non-USD denominated bonds back to US Dollar.

Fund Commentary (cont.)	Nationwide High Yield Bond Fund

Outlook

The strengthening global economic outlook, combined with still-subdued inflation, represents a benign macroeconomic environment for high yield. Despite realized default levels for 2017 looking likely to exceed our forecasts made at the end of 2016, they will still be well below long-run average levels. A high proportion of new bond issuance proceeds continues to be used by issuers to re-finance debt, helping further extend debt maturity profiles and reduce corporate liquidity risk. We are, however, mindful that spread levels already reflect much of this and view U.S. High Yield as mainly a carry strategy at current levels.

Subadviser:

UBS Asset Management (Americas) Inc.

Portfolio Managers:

Craig Ellinger and Matthew Iannucci

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide High Yield Bond Fund

Asset Allocation†

Corporate Bonds	95.7%
Commercial Mortgage-Backed Securities	0.6%
Preferred Stock††	0.0%
Warrants††	0.0%
Forward Foreign Currency Contracts††	0.0%
Other assets in excess of liabilities	3.7%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	12.2%
Diversified Telecommunication Services	8.6%
Media	6.8%
Health Care Providers & Services	6.4%
Hotels, Restaurants & Leisure	5.7%
Banks	4.1%
Commercial Services & Supplies	3.6%
Metals & Mining	3.5%
Consumer Finance	2.9%
Machinery	2.7%
Other Industries	43.5%
100.0%

Top Holdings†††

SFR Group SA, 7.38%, 5/1/2026	1.8%
ARD Finance SA, 6.63%, 9/15/2023	1.0%
JBS USA LUX SA, 7.25%, 6/1/2021	0.9%
HCA, Inc., 7.50%, 2/15/2022	0.9%
CCO Holdings LLC, 5.50%, 5/1/2026	0.9%
International Game Technology plc, 6.50%, 2/15/2025	0.9%
Springleaf Finance Corp., 8.25%, 12/15/2020	0.9%
CCO Holdings LLC, 5.88%, 4/1/2024	0.9%
Altice Luxembourg SA, 7.75%, 5/15/2022	0.9%
Altice Financing SA, 6.63%, 2/15/2023	0.9%
Other Holdings	90.0%
100.0%

Top Countries†††

United States	82.4%
Luxembourg	4.9%
Canada	4.0%
United Kingdom	2.8%
France	2.3%
Brazil	0.9%
Germany	0.8%
Mexico	0.8%
Zambia	0.5%
Ireland	0.5%
Other Countries	0.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

Fund Performance	Nationwide High Yield Bond Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	8.43%	4.59%	5.81%
	w/SC3	3.77%	3.65%	5.32%
Class C1	w/o SC2	7.88%	4.07%	5.29%
	w/SC4	7.13%	N/A	N/A
Class R6[1,5,6,7]		8.79%	4.96%	6.12%
Institutional Service Class[5]		8.42%	N/A	4.85%	[8]
ICE BofAML US High Yield Cash Pay Constrained Index		9.14%	6.26%	7.70%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SC.

[3]	A 4.25% front-end sales charge was deducted.

[4]	A 0.75% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective November 19, 2012, Class Y Shares were renamed Institutional Class Shares.

[7]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[8]	Since inception date of November 21, 2012.

Expense Ratios

	Gross Ratio^	Expense Ratio^
Class A	1.78%	1.14%
Class C	2.26%	1.62%
Class R6[1]	1.39%	0.75%
Institutional Service Class	1.54%	0.90%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Fund Performance (cont.)	Nationwide High Yield Bond Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide High Yield Bond Fund versus the ICE BofAML US High Yield (HY) Cash Pay Constrained Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Fund performance prior to the Fund’s inception on 11/19/12 is based on Class A shares of the Fund’s predecessor fund, the UBS High Yield Fund. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide High Yield Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide High Yield Bond Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,030.80	5.84	1.14
	Hypothetical	(a)(b)	1,000.00	1,019.46	5.80	1.14
Class C Shares	Actual	(a)	1,000.00	1,028.10	8.23	1.61
	Hypothetical	(a)(b)	1,000.00	1,017.09	8.19	1.61
Class R6 Shares(c)	Actual	(a)	1,000.00	1,034.30	3.85	0.75
	Hypothetical	(a)(b)	1,000.00	1,021.42	3.82	0.75
Institutional Service Class Shares	Actual	(a)	1,000.00	1,031.80	4.56	0.89
	Hypothetical	(a)(b)	1,000.00	1,020.72	4.53	0.89

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Statement of Investments

October 31, 2017

Nationwide High Yield Bond Fund

Commercial Mortgage-Backed Securities 0.6%

	Principal Amount		Value

CSMC Trust, Series 2015-DEAL, Class D 4.34%, 4/15/2029 (a)(b)		$100,000	$100,157
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM 6.00%, 2/15/2051 (a)		53,084	53,023

Total Commercial Mortgage-Backed Securities (cost $141,872)			153,180

Corporate Bonds 95.7%
Aerospace & Defense 1.9%
Bombardier, Inc.
7.75%, 3/15/2020 (b)		75,000	80,437
8.75%, 12/1/2021 (b)		120,000	133,500
DynCorp International, Inc., 10.38%, 11/30/2020 (c)		125,000	132,172
TransDigm, Inc.
6.00%, 7/15/2022		90,000	93,375
6.50%, 7/15/2024		50,000	51,625

			491,109

Auto Components 1.1%
Allison Transmission, Inc., 5.00%, 10/1/2024 (b)		65,000	67,763
Dana Financing Luxembourg Sarl, 5.75%, 4/15/2025 (b)		70,000	74,200
Icahn Enterprises LP, 6.25%, 2/1/2022		65,000	67,925
Tenneco, Inc., 5.38%, 12/15/2024		75,000	78,656

			288,544

Automobiles 0.2%
Tesla, Inc., 5.30%, 8/15/2025 (b)		45,000	43,425

Banks 3.9%
Bank of America Corp., Series V, (ICE LIBOR USD 3 Month + 3.39%), 5.12%, 6/17/2019 (d)(e)		150,000	153,563
Citigroup, Inc., (ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (d)(e)		75,000	81,806
HSBC Bank plc, Series 3M, (ICE LIBOR USD 6 Month + 0.10%), 1.60%, 12/15/2017 (d)(e)		60,000	51,720
HSBC Bank plc, Series 2M, (ICE LIBOR USD 6 Month + 0.25%), 1.81%, 3/29/2018 (d)(e)		60,000	51,600
JPMorgan Chase & Co., Series V, (ICE LIBOR USD 3 Month + 3.32%), 5.00%, 7/1/2019 (d)(e)		140,000	144,336
National Westminster Bank plc, Series C, (ICE LIBID USD 3 Month + 0.25%), 1.63%, 11/28/2017 (d)(e)		130,000	112,385
Royal Bank of Scotland Group plc
Reg. S, 5.25%, 12/30/2017 (d)	EUR	150,000	176,475
5.50%, 12/31/2017 (d)		50,000	58,903
(ICE LIBOR USD 3 Month + 2.50%), 7.65%, 9/30/2031 (d)(e)		$60,000	76,800

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Standard Chartered plc, (ICE LIBOR USD 3 Month + 1.51%), 2.89%, 1/30/2027 (b)(d)(e)	$100,000	$86,505

		994,093

Building Products 0.8%
Builders FirstSource, Inc., 5.63%, 9/1/2024 (b)	131,000	138,369
Summit Materials LLC, 6.13%, 7/15/2023	60,000	62,250

		200,619

Capital Markets 1.2%
Eagle Holding Co. II LLCCash, 7.63%, 5/15/2022 (b)(c)	15,000	15,469
Morgan Stanley, Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 7/15/2019 (d)(e)	150,000	155,550
MSCI, Inc., 5.75%, 8/15/2025 (b)	75,000	81,000
Trident Merger Sub, Inc., 6.63%, 11/1/2025 (b)	50,000	49,735

		301,754

Chemicals 1.6%
FXI Holdings, Inc., 7.88%, 11/1/2024 (b)	20,000	20,275
GCP Applied Technologies, Inc., 9.50%, 2/1/2023 (b)	61,000	68,320
Hexion, Inc., 6.63%, 4/15/2020	70,000	62,300
Kraton Polymers LLC, 7.00%, 4/15/2025 (b)	70,000	75,600
NOVA Chemicals Corp., 5.25%, 6/1/2027 (b)	125,000	127,500
WR Grace & Co-Conn., 5.63%, 10/1/2024 (b)	50,000	54,688

		408,683

Commercial Services & Supplies 3.4%
APX Group, Inc., 7.63%, 9/1/2023	130,000	136,825
Corporate Risk Holdings LLC, 9.50%, 7/1/2019 (b)	140,000	148,050
Covanta Holding Corp., 5.88%, 7/1/2025	70,000	69,300
GW Honos Security Corp., 8.75%, 5/15/2025 (b)	30,000	31,950
Harland Clarke Holdings Corp., 8.38%, 8/15/2022 (b)	150,000	157,500
Premier Graphics, Inc., 11.50%, 12/1/2005 (f)(g)(h)	4,250,000	0
Prime Security Services Borrower LLC, 9.25%, 5/15/2023 (b)	170,000	188,394
RR Donnelley & Sons Co.
7.88%, 3/15/2021	75,000	79,125
6.00%, 4/1/2024	60,000	55,950

		867,094

Statement of Investments (Continued)

October 31, 2017

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

Communications Equipment 0.9%
CommScope Technologies LLC, 6.00%, 6/15/2025 (b)		$130,000	$137,312
Nokia OYJ, 4.38%, 6/12/2027		30,000	30,000
ViaSat, Inc., 5.63%, 9/15/2025 (b)		50,000	50,563

			217,875

Construction & Engineering 1.7%
AECOM
5.88%, 10/15/2024		65,000	71,728
5.13%, 3/15/2027		75,000	77,156
Brand Industrial Services, Inc., 8.50%, 7/15/2025 (b)		35,000	37,012
Michael Baker Holdings LLC, 8.88%, 4/15/2019 (b)(c)		90,000	90,113
Michael Baker International LLC, 8.25%, 10/15/2018 (b)		85,000	85,212
Tutor Perini Corp., 6.88%, 5/1/2025 (b)		60,000	64,725

			425,946

Construction Materials 0.8%
Cemex SAB de CV, (ICE LIBOR USD 3 Month + 4.75%), 6.11%, 10/15/2018 (b)(e)		200,000	205,260

Consumer Finance 2.7%
Ally Financial, Inc.
4.13%, 2/13/2022		50,000	52,000
8.00%, 11/1/2031		50,000	66,125
Credit Acceptance Corp., 7.38%, 3/15/2023		60,000	63,000
Enova International, Inc.
9.75%, 6/1/2021		57,000	60,705
8.50%, 9/1/2024 (b)		40,000	40,700
Navient Corp., 8.00%, 3/25/2020		65,000	71,662
Springleaf Finance Corp., 8.25%, 12/15/2020		190,000	214,225
TMX Finance LLC, 8.50%, 9/15/2018 (b)		140,000	129,150

			697,567

Containers & Packaging 1.3%
ARD Finance SA, 6.63%, 9/15/2023 (c)	EUR	200,000	250,352
Owens-Brockway Glass Container, Inc., 5.00%, 1/15/2022 (b)		$75,000	79,312

			329,664

Diversified Financial Services 1.9%
FBM Finance, Inc., 8.25%, 8/15/2021 (b)		100,000	106,375
Jefferies Finance LLC, 7.25%, 8/15/2024 (b)		200,000	204,250

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Financial Services (continued)
NewStar Financial, Inc., 7.25%, 5/1/2020	$90,000	$93,600
SquareTwo Financial Corp., 11.00%, 5/24/2019 (f)(i)	145,495	12,934
VFH Parent LLC, 6.75%, 6/15/2022 (b)	65,000	67,587

		484,746

Diversified Telecommunication Services 8.3%
CCO Holdings LLC
5.88%, 4/1/2024 (b)	200,000	213,000
5.75%, 2/15/2026 (b)	50,000	52,275
5.50%, 5/1/2026 (b)	220,000	225,500
5.13%, 5/1/2027 (b)	5,000	5,050
5.00%, 2/1/2028 (b)	75,000	74,438
CenturyLink, Inc., Series Y, 7.50%, 4/1/2024	85,000	90,313
CenturyLink, Inc., Series P, 7.60%, 9/15/2039	30,000	27,675
Frontier Communications Corp.
9.25%, 7/1/2021	100,000	89,250
11.00%, 9/15/2025	65,000	55,169
Intelsat Jackson Holdings SA
7.50%, 4/1/2021	50,000	47,375
5.50%, 8/1/2023	200,000	170,500
8.00%, 2/15/2024 (b)	38,000	40,280
9.75%, 7/15/2025 (b)	45,000	45,281
Level 3 Financing, Inc.
5.38%, 5/1/2025	75,000	78,375
5.25%, 3/15/2026	125,000	129,181
SFR Group SA, 7.38%, 5/1/2026 (b)	400,000	430,000
Sprint Capital Corp.
6.88%, 11/15/2028	125,000	133,359
8.75%, 3/15/2032	50,000	60,625
Windstream Services LLC
7.75%, 10/1/2021	135,000	101,925
7.50%, 4/1/2023	50,000	37,125

		2,106,696

Electric Utilities 0.2%
NextEra Energy Operating Partners LP
4.25%, 9/15/2024 (b)	15,000	15,150
4.50%, 9/15/2027 (b)	30,000	30,188

		45,338

Electronic Equipment, Instruments & Components 0.3%
CDW LLC, 5.50%, 12/1/2024	75,000	83,062

Energy Equipment & Services 2.6%
Ensco plc
8.00%, 1/31/2024	21,000	20,790
5.75%, 10/1/2044	25,000	17,062
Noble Holding International Ltd.
7.75%, 1/15/2024	45,000	40,275
6.20%, 8/1/2040	25,000	16,875
Precision Drilling Corp.
7.75%, 12/15/2023	30,000	30,750
5.25%, 11/15/2024	35,000	32,463

Statement of Investments (Continued)

October 31, 2017

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Energy Equipment & Services (continued)
Rowan Cos., Inc., 7.38%, 6/15/2025	$75,000	$75,561
Transocean Phoenix 2 Ltd., 7.75%, 10/15/2024 (b)	54,000	58,185
Transocean, Inc.
9.00%, 7/15/2023 (b)	125,000	135,625
7.50%, 1/15/2026 (b)	35,000	36,050
Trinidad Drilling Ltd., 6.63%, 2/15/2025 (b)	65,000	63,213
Weatherford International Ltd.
7.75%, 6/15/2021	75,000	77,250
9.88%, 2/15/2024	45,000	48,150

		652,249

Equity Real Estate Investment Trusts (REITs) 1.3%
Equinix, Inc.
5.38%, 4/1/2023	60,000	61,950
5.38%, 5/15/2027	85,000	91,056
Iron Mountain, Inc., 4.88%, 9/15/2027 (b)	50,000	50,641
MGM Growth Properties Operating Partnership LP, 4.50%, 9/1/2026	70,000	70,262
MPT Operating Partnership LP, 5.00%, 10/15/2027	25,000	25,688
VEREIT Operating Partnership LP, 4.88%, 6/1/2026	30,000	32,042

		331,639

Food & Staples Retailing 0.4%
Albertsons Cos. LLC, 6.63%, 6/15/2024	85,000	79,900
New Albertson’s, Inc., 7.45%, 8/1/2029	20,000	16,550

		96,450

Food Products 1.5%
Dean Foods Co., 6.50%, 3/15/2023 (b)	60,000	60,150
JBS USA LUX SA, 7.25%, 6/1/2021 (b)	225,000	229,383
Post Holdings, Inc., 5.50%, 3/1/2025 (b)	85,000	88,613

		378,146

Gas Utilities 0.3%
AmeriGas Partners LP, 5.75%, 5/20/2027	75,000	76,594

Health Care Equipment & Supplies 0.6%
DJO Finco, Inc., 8.13%, 6/15/2021 (b)	65,000	62,075
Hill-Rom Holdings, Inc., 5.75%, 9/1/2023 (b)	75,000	78,938

		141,013

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services 6.2%
Centene Corp., 4.75%, 1/15/2025	$60,000	$61,950
Community Health Systems, Inc.
8.00%, 11/15/2019	55,000	52,387
7.13%, 7/15/2020	85,000	73,738
DaVita, Inc.
5.13%, 7/15/2024	60,000	60,150
5.00%, 5/1/2025	75,000	73,875
Envision Healthcare Corp., 5.63%, 7/15/2022	150,000	152,625
HCA, Inc.
7.50%, 2/15/2022	200,000	227,000
5.00%, 3/15/2024	50,000	52,687
5.38%, 2/1/2025	115,000	118,594
5.25%, 6/15/2026	125,000	132,969
Molina Healthcare, Inc., 4.88%, 6/15/2025 (b)	60,000	59,400
MPH Acquisition Holdings LLC, 7.13%, 6/1/2024 (b)	85,000	91,481
Tenet Healthcare Corp.
8.13%, 4/1/2022	200,000	201,000
4.63%, 7/15/2024 (b)	40,000	39,350
5.13%, 5/1/2025 (b)	105,000	102,244
WellCare Health Plans, Inc., 5.25%, 4/1/2025	60,000	63,150

		1,562,600

Hotels, Restaurants & Leisure 5.5%
1011778 BC ULC, 5.00%, 10/15/2025 (b)	80,000	81,500
CRC Escrow Issuer LLC, 5.25%, 10/15/2025 (b)	75,000	75,491
Golden Nugget, Inc., 6.75%, 10/15/2024 (b)	75,000	76,313
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/2024	65,000	66,381
Hilton Grand Vacations Borrower LLC, 6.13%, 12/1/2024 (b)	75,000	82,312
International Game Technology plc, 6.50%, 2/15/2025 (b)	200,000	224,500
Jack Ohio Finance LLC
6.75%, 11/15/2021 (b)	80,000	85,400
10.25%, 11/15/2022 (b)	40,000	44,000
Jacobs Entertainment, Inc., 7.88%, 2/1/2024 (b)	65,000	70,200
KFC Holding Co., 4.75%, 6/1/2027 (b)	45,000	46,181
MGM Resorts International, 6.00%, 3/15/2023	100,000	109,640
NCL Corp. Ltd., 4.75%, 12/15/2021 (b)	70,000	72,835
Penn National Gaming, Inc., 5.63%, 1/15/2027 (b)	60,000	62,100
Scientific Games International, Inc.
10.00%, 12/1/2022	110,000	121,680
5.00%, 10/15/2025 (b)	35,000	35,525
Speedway Motorsports, Inc., 5.13%, 2/1/2023	65,000	67,275
Viking Cruises Ltd., 5.88%, 9/15/2027 (b)	75,000	75,563

		1,396,896

Statement of Investments (Continued)

October 31, 2017

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Household Durables 1.7%
AV Homes, Inc., 6.63%, 5/15/2022	$35,000	$36,346
Beazer Homes USA, Inc., 5.88%, 10/15/2027 (b)	50,000	49,937
CalAtlantic Group, Inc., 5.25%, 6/1/2026	75,000	79,875
M/I Homes, Inc., 5.63%, 8/1/2025	75,000	76,219
PulteGroup, Inc., 5.50%, 3/1/2026	130,000	142,512
Shea Homes LP
5.88%, 4/1/2023 (b)	45,000	46,688
6.13%, 4/1/2025 (b)	10,000	10,400

		441,977

Independent Power and Renewable Electricity Producers 2.3%
Calpine Corp., 5.38%, 1/15/2023	150,000	145,687
Dynegy, Inc.
7.38%, 11/1/2022	140,000	150,325
8.00%, 1/15/2025 (b)	125,000	136,563
NRG Energy, Inc., 7.25%, 5/15/2026	75,000	81,281
NRG Yield Operating LLC, 5.38%, 8/15/2024	75,000	78,188

		592,044

Insurance 0.7%
Hub Holdings LLCCash, 8.12%, 7/15/2019 (b)(c)	50,000	50,125
HUB International Ltd., 7.88%, 10/1/2021 (b)	120,000	124,900
NFP Corp., 6.88%, 7/15/2025 (b)	15,000	15,600

		190,625

Internet & Direct Marketing Retail 0.5%
Netflix, Inc.
5.88%, 2/15/2025	70,000	75,572
4.38%, 11/15/2026 (b)	50,000	49,031

		124,603

Internet Software & Services 0.7%
Zayo Group LLC, 5.75%, 1/15/2027 (b)	160,000	168,600

IT Services 1.3%
Conduent Finance, Inc., 10.50%, 12/15/2024 (b)	125,000	147,187
First Data Corp., 7.00%, 12/1/2023 (b)	180,000	192,604

		339,791

Machinery 2.6%
BlueLine Rental Finance Corp., 9.25%, 3/15/2024 (b)	60,000	65,100
Cloud Crane LLC, 10.13%, 8/1/2024 (b)	160,000	180,800

Corporate Bonds (continued)

	Principal Amount		Value

Machinery (continued)
Meritor, Inc., 6.25%, 2/15/2024		$120,000	$128,250
SPX FLOW, Inc., 5.63%, 8/15/2024 (b)		125,000	132,187
Tennant Co., 5.63%, 5/1/2025 (b)		60,000	62,625
Terex Corp., 5.63%, 2/1/2025 (b)		85,000	90,100

			659,062

Marine 0.5%
CMA CGM SA, 7.75%, 1/15/2021 (b)	EUR	100,000	122,600

Media 6.6%
Altice Financing SA, 6.63%, 2/15/2023 (b)		$200,000	210,820
Altice Luxembourg SA, 7.75%, 5/15/2022 (b)		200,000	211,750
Cablevision Systems Corp., 5.88%, 9/15/2022		75,000	77,156
CBS Radio, Inc., 7.25%, 11/1/2024 (b)		125,000	130,781
Cinemark USA, Inc., 4.88%, 6/1/2023		75,000	76,406
Clear Channel Worldwide Holdings, Inc., Series B, 7.63%, 3/15/2020		115,000	114,856
Clear Channel Worldwide Holdings, Inc., Series A, 6.50%, 11/15/2022		75,000	77,438
DISH DBS Corp., 5.88%, 11/15/2024		125,000	124,844
Regal Entertainment Group, 5.75%, 2/1/2025		65,000	66,300
Sirius XM Radio, Inc.
5.38%, 4/15/2025 (b)		125,000	131,719
5.38%, 7/15/2026 (b)		75,000	79,031
5.00%, 8/1/2027 (b)		35,000	35,306
TEGNA, Inc., 6.38%, 10/15/2023		120,000	127,350
Unitymedia Hessen GmbH & Co. KG, 5.00%, 1/15/2025 (b)		200,000	208,500

			1,672,257

Metals & Mining 3.4%
AK Steel Corp., 6.38%, 10/15/2025		50,000	49,250
Alcoa Nederland Holding BV, 6.75%, 9/30/2024 (b)		20,000	22,230
ArcelorMittal
6.13%, 6/1/2025		60,000	69,208
7.50%, 10/15/2039		100,000	124,875
First Quantum Minerals Ltd., 7.00%, 2/15/2021 (b)		125,000	129,687
Freeport-McMoRan, Inc.
6.88%, 2/15/2023		25,000	27,347
4.55%, 11/14/2024		40,000	39,920
5.45%, 3/15/2043		60,000	56,400

Statement of Investments (Continued)

October 31, 2017

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining (continued)
Hudbay Minerals, Inc.
7.25%, 1/15/2023 (b)	$20,000	$21,450
7.63%, 1/15/2025 (b)	45,000	49,613
Northwest Acquisitions ULC, 7.13%, 11/1/2022 (b)	35,000	36,138
Teck Resources Ltd.
4.75%, 1/15/2022	68,000	71,740
6.25%, 7/15/2041	120,000	137,057
United States Steel Corp., 6.65%, 6/1/2037	30,000	28,800

		863,715

Multiline Retail 0.1%
JC Penney Corp., Inc., 5.88%, 7/1/2023 (b)	25,000	23,976

Oil, Gas & Consumable Fuels 11.7%
Antero Resources Corp., 5.13%, 12/1/2022	65,000	66,787
Ascent Resources Utica Holdings LLC, 10.00%, 4/1/2022 (b)	40,000	43,400
Blue Racer Midstream LLC, 6.13%, 11/15/2022 (b)	100,000	104,250
California Resources Corp., 8.00%, 12/15/2022 (b)	20,000	13,200
Calumet Specialty Products Partners LP, 6.50%, 4/15/2021	40,000	39,150
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023	80,000	81,400
Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/2025	130,000	140,725
Cheniere Energy Partners LP, 5.25%, 10/1/2025 (b)	100,000	103,000
Chesapeake Energy Corp.
8.00%, 12/15/2022 (b)	27,000	29,051
8.00%, 1/15/2025 (b)	90,000	90,000
8.00%, 6/15/2027 (b)	30,000	28,931
Continental Resources, Inc., 4.50%, 4/15/2023	50,000	50,625
Crestwood Midstream Partners LP, 5.75%, 4/1/2025	75,000	76,969
DCP Midstream Operating LP, 6.75%, 9/15/2037 (b)	25,000	26,875
Delek Logistics Partners LP, 6.75%, 5/15/2025 (b)	65,000	66,219
Denbury Resources, Inc.
9.00%, 5/15/2021 (b)	15,000	14,662
5.50%, 5/1/2022	30,000	18,825
Energy Transfer Equity LP, 5.50%, 6/1/2027	70,000	74,200
EP Energy LLC, 8.00%, 11/29/2024 (b)	50,000	51,000
Genesis Energy LP, 5.63%, 6/15/2024	130,000	128,700
Gulfport Energy Corp.
6.00%, 10/15/2024	85,000	85,000
6.38%, 5/15/2025	30,000	30,450
6.38%, 1/15/2026 (b)	35,000	35,350

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
Hilcorp Energy I LP, 5.75%, 10/1/2025 (b)	$75,000	$76,781
MEG Energy Corp.
7.00%, 3/31/2024 (b)	25,000	22,688
6.50%, 1/15/2025 (b)	25,000	24,874
Murphy Oil Corp., 4.70%, 12/1/2022	45,000	45,169
Murray Energy Corp., 11.25%, 4/15/2021 (b)	80,000	44,000
Newfield Exploration Co.
5.75%, 1/30/2022	25,000	26,875
5.63%, 7/1/2024	80,000	86,500
NGPL PipeCo LLC, 4.88%, 8/15/2027 (b)	70,000	72,450
Oasis Petroleum, Inc., 6.88%, 3/15/2022	65,000	66,625
ONEOK, Inc., 7.50%, 9/1/2023	25,000	29,930
Parsley Energy LLC
6.25%, 6/1/2024 (b)	25,000	26,500
5.38%, 1/15/2025 (b)	35,000	35,525
5.63%, 10/15/2027 (b)	35,000	36,116
PBF Logistics LP
6.88%, 5/15/2023 (b)	35,000	36,225
6.88%, 5/15/2023	25,000	25,875
PDC Energy, Inc., 6.13%, 9/15/2024	45,000	46,969
QEP Resources, Inc., 5.25%, 5/1/2023	75,000	74,063
RSP Permian, Inc.
6.63%, 10/1/2022	20,000	21,025
5.25%, 1/15/2025 (b)	75,000	76,313
Sanchez Energy Corp., 6.13%, 1/15/2023	75,000	62,625
SM Energy Co., 6.13%, 11/15/2022	75,000	75,375
Southwestern Energy Co., 6.70%, 1/23/2025	100,000	102,250
Summit Midstream Holdings LLC, 5.50%, 8/15/2022	80,000	81,000
Tallgrass Energy Partners LP, 5.50%, 1/15/2028 (b)	65,000	66,706
Targa Resources Partners LP
5.13%, 2/1/2025	90,000	92,700
5.00%, 1/15/2028 (b)	80,000	80,200
Whiting Petroleum Corp., 5.75%, 3/15/2021	80,000	80,600
WPX Energy, Inc.
7.50%, 8/1/2020	17,000	18,445
5.25%, 9/15/2024	35,000	35,131

		2,968,304

Paper & Forest Products 0.3%
Boise Cascade Co., 5.63%, 9/1/2024 (b)	75,000	78,000

Statement of Investments (Continued)

October 31, 2017

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

Pharmaceuticals 1.8%
Valeant Pharmaceuticals International, Inc.
6.38%, 10/15/2020 (b)		$153,000	$152,044
6.50%, 3/15/2022 (b)		60,000	63,600
5.88%, 5/15/2023 (b)		120,000	101,400
7.00%, 3/15/2024 (b)		125,000	135,312

			452,356

Professional Services 0.5%
Booz Allen Hamilton, Inc., 5.13%, 5/1/2025 (b)		65,000	66,300
Jaguar Holding Co. II, 6.38%, 8/1/2023 (b)		50,000	52,187

			118,487

Real Estate Management & Development 0.5%
Crescent Communities LLC, 8.88%, 10/15/2021 (b)		124,000	131,750

Road & Rail 0.8%
Hertz Corp. (The), 5.88%, 10/15/2020		75,000	74,723
Park Aerospace Holdings Ltd.
4.50%, 3/15/2023 (b)		50,000	50,063
5.50%, 2/15/2024 (b)		75,000	77,812

			202,598

Semiconductors & Semiconductor Equipment 0.4%
Qorvo, Inc., 6.75%, 12/1/2023		100,000	108,250

Software 1.1%
BMC Software Finance, Inc., 8.13%, 7/15/2021 (b)		60,000	61,425
Change Healthcare Holdings LLC, 5.75%, 3/1/2025 (b)		70,000	71,575
Infor US, Inc.
5.75%, 5/15/2022	EUR	100,000	120,329
6.50%, 5/15/2022		$20,000	20,850

			274,179

Specialty Retail 0.6%
goeasy Ltd., 7.88%, 11/1/2022 (b)		50,000	51,437
Party City Holdings, Inc., 6.13%, 8/15/2023 (b)		60,000	62,250
PetSmart, Inc., 5.88%, 6/1/2025 (b)		15,000	13,088
Staples, Inc., 8.50%, 9/15/2025 (b)		25,000	22,062

			148,837

Technology Hardware, Storage & Peripherals 2.4%
Dell International LLC
7.13%, 6/15/2024 (b)		100,000	110,375
6.02%, 6/15/2026 (b)		75,000	83,578
NCR Corp., 6.38%, 12/15/2023		125,000	133,133
Western Digital Corp.
7.38%, 4/1/2023 (b)		65,000	71,175
10.50%, 4/1/2024		170,000	199,495

			597,756

Corporate Bonds (continued)

	Principal Amount	Value

Thrifts & Mortgage Finance 1.8%
Ladder Capital Finance Holdings LLLP, 5.25%, 10/1/2025 (b)	$115,000	$114,569
Provident Funding Associates LP, 6.38%, 6/15/2025 (b)	155,000	163,912
Quicken Loans, Inc., 5.75%, 5/1/2025 (b)	180,000	190,800

		469,281

Trading Companies & Distributors 0.5%
Beacon Roofing Supply, Inc., 6.38%, 10/1/2023	60,000	64,500
United Rentals North America, Inc., 4.88%, 1/15/2028	65,000	65,325

		129,825

Wireless Telecommunication Services 2.3%
Sprint Corp.
7.25%, 9/15/2021	75,000	81,750
7.88%, 9/15/2023	125,000	139,688
7.63%, 2/15/2025	125,000	137,031
T-Mobile USA, Inc.
6.63%, 4/1/2023	100,000	105,000
6.38%, 3/1/2025	100,000	108,000

		571,469

Total Corporate Bonds (cost $23,614,228)		24,277,404

Preferred Stock 0.0%†

	Shares

Consumer Finance 0.0%†
SquareTwo TL, 0.00%* (f)(g)	355	0

Total Preferred Stock (cost $12,425)		0

Warrants 0.0%†

	Number of Warrants

Aerospace & Defense 0.0%†
Sabreliner Corp., expiring 6/8/2018* (f)(g)	8,400	0

Total Warrants (cost $—)		0

Total Investments (cost $23,768,525) — 96.3%		24,430,584

Other assets in excess of liabilities — 3.7%		938,958

NET ASSETS — 100.0%		$25,369,542

*	Denotes a non-income producing security.

Statement of Investments (Continued)

October 31, 2017

Nationwide High Yield Bond Fund (Continued)

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2017.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2017 was $12,423,916 which represents 48.97% of net assets.

(c)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(d)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2017. The maturity date reflects the next call date.

(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(f)	Illiquid security (unaudited).
(g)	Value determined using significant unobservable inputs.

(h)	Security in default.

(i)	Fair valued security.

†	Amount rounds to less than 0.1%.

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

Reg. S	Regulation S - Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

Currency:

EUR	Euro

USD	United States Dollar

Forward foreign currency contracts outstanding as of October 31, 2017:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	735,106	EUR	625,000	JPMorgan Chase Bank	11/20/2017	6,361

Net unrealized appreciation						6,361

Currency:

EUR	Euro

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2017

Nationwide High Yield Bond Fund
Assets:
Investment securities, at value (cost $23,768,525)	$24,430,584
Cash	674,302
Foreign currencies, at value (cost $519)	514
Interest and dividends receivable	387,852
Receivable for investments sold	122,876
Receivable for capital shares issued	1,105
Reclaims receivable	488
Receivable due from broker	29,160
Unrealized appreciation on forward foreign currency contracts (Note 2)	6,361
Reimbursement from investment adviser (Note 3)	16,792
Prepaid expenses	15,211

Total Assets	25,685,245

Liabilities:
Payable for investments purchased	188,150
Distributions payable	5,049
Payable for capital shares redeemed	36,889
Accrued expenses and other payables:
Investment advisory fees	11,865
Fund administration fees	14,268
Distribution fees	6,105
Administrative servicing fees	8,627
Accounting and transfer agent fees	3,340
Trustee fees	63
Custodian fees	295
Compliance program costs (Note 3)	17
Professional fees	31,482
Printing fees	6,815
Other	2,738

Total Liabilities	315,703

Net Assets	$25,369,542

Represented by:
Capital	$27,997,037
Accumulated undistributed net investment income	20,087
Accumulated net realized losses from investment securities, futures contracts, forward foreign currency contracts and foreign currency transactions	(3,316,033)
Net unrealized appreciation/(depreciation) in investment securities	662,059
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	6,361
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	31

Net Assets	$25,369,542

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide High Yield Bond Fund
Net Assets:
Class A Shares	$16,892,983
Class C Shares	3,940,565
Class R6 Shares	3,994,790
Institutional Service Class Shares	541,204

Total	$25,369,542

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,829,872
Class C Shares	656,555
Class R6 Shares	665,182
Institutional Service Class Shares	89,986

Total	4,241,595

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$5.97
Class C Shares (b)	$6.00
Class R6 Shares	$6.01
Institutional Service Class Shares	$6.01
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.23

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 0.75% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2017

Nationwide High Yield Bond Fund
INVESTMENT INCOME:
Interest income	$1,648,889
Dividend income	469

Total Income	1,649,358

EXPENSES:
Investment advisory fees	143,928
Fund administration fees	88,164
Distribution fees Class A	43,593
Distribution fees Class C	30,545
Administrative servicing fees Class A	24,384
Administrative servicing fees Class C	4,480
Administrative servicing fees Institutional Service Class	1,371
Registration and filing fees	50,953
Professional fees	42,135
Printing fees	17,921
Trustee fees	750
Custodian fees	1,306
Accounting and transfer agent fees	19,060
Compliance program costs (Note 3)	115
Other	3,520

Total expenses before expenses reimbursed	472,225

Expenses reimbursed by adviser (Note 3)	(171,510)

Net Expenses	300,715

NET INVESTMENT INCOME	1,348,643

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	600,096
Expiration or closing of futures contracts (Note 2)	(2,089)
Settlement of forward foreign currency contracts (Note 2)	(28,362)
Foreign currency transactions (Note 2)	(3,011)

Net realized gains	566,634

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	187,863
Forward foreign currency contracts (Note 2)	(3,693)
Translation of assets and liabilities denominated in foreign currencies	226

Net change in unrealized appreciation/depreciation	184,396

Net realized/unrealized gains	751,030

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,099,673

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide High Yield Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$1,348,643	$1,391,004
Net realized gains (losses)	566,634	(2,848,828)
Net change in unrealized appreciation/(depreciation)	184,396	2,254,753

Change in net assets resulting from operations	2,099,673	796,929

Distributions to Shareholders From:
Net investment income:
Class A	(883,348)	(949,698)
Class C	(186,049)	(218,240)
Class R6 (a)	(198,404)	(197,230)
Institutional Service Class	(52,792)	(26,059)

Change in net assets from shareholder distributions	(1,320,593)	(1,391,227)

Change in net assets from capital transactions	(1,431,861)	(11,753,026)

Change in net assets	(652,781)	(12,347,324)

Net Assets:
Beginning of year	26,022,323	38,369,647

End of year	$25,369,542	$26,022,323

Accumulated undistributed net investment income at end of year	$20,087	$7,710

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$995,660	$596,687
Dividends reinvested	848,552	911,464
Cost of shares redeemed	(3,197,198)	(11,665,666)

Total Class A Shares	(1,352,986)	(10,157,515)

Class C Shares
Proceeds from shares issued	25,442	98,445
Dividends reinvested	180,867	211,646
Cost of shares redeemed	(641,716)	(1,479,163)

Total Class C Shares	(435,407)	(1,169,072)

Class R6 Shares (a)
Proceeds from shares issued	508,210	134,081
Dividends reinvested	182,462	180,153
Cost of shares redeemed	(352,582)	(747,088)

Total Class R6 Shares	338,090	(432,854)

Institutional Service Class Shares
Proceeds from shares issued	1,743,842	342,100
Dividends reinvested	49,382	23,048
Cost of shares redeemed	(1,774,782)	(358,733)

Total Institutional Service Class Shares	18,442	6,415

Change in net assets from capital transactions	$(1,431,861)	$(11,753,026)

Statements of Changes in Net Assets (Continued)

	Nationwide High Yield Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A Shares
Issued	169,484	104,709
Reinvested	143,783	162,584
Redeemed	(542,642)	(2,076,819)

Total Class A Shares	(229,375)	(1,809,526)

Class C Shares
Issued	4,291	17,612
Reinvested	30,498	37,567
Redeemed	(108,642)	(263,273)

Total Class C Shares	(73,853)	(208,094)

Class R6 Shares (a)
Issued	85,415	23,333
Reinvested	30,707	31,943
Redeemed	(59,836)	(131,948)

Total Class R6 Shares	56,286	(76,672)

Institutional Service Class Shares
Issued	299,148	62,206
Reinvested	8,329	4,082
Redeemed	(302,473)	(64,611)

Total Institutional Service Class Shares	5,004	1,677

Total change in shares	(241,938)	(2,092,615)

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide High Yield Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2017	$5.79	0.30	0.18	0.48	(0.30)	(0.30)	–	$5.97	8.43%		$16,892,983	1.14%	5.18%	1.80%	90.26%
Year Ended October 31, 2016	$5.83	0.29	(0.04)	0.25	(0.29)	(0.29)	–	$5.79	4.51%		$17,723,109	1.13%	5.12%	1.77%	64.40%
Year Ended October 31, 2015	$6.32	0.31	(0.49)	(0.18)	(0.31)	(0.31)	–	$5.83	(2.90%	)	$28,363,470	1.12%	5.10%	1.49%	42.55%
Year Ended October 31, 2014	$6.32	0.34	–	0.34	(0.34)	(0.34)	–	$6.32	5.53%		$24,255,364	1.07%	5.37%	1.38%	52.31%
Period Ended October 31, 2013 (h)	$6.14	0.12	0.18	0.30	(0.12)	(0.12)	–	$6.32	4.98%		$26,581,284	1.01%	5.89%	1.60%	22.92%
Year Ended June 30, 2013	$6.09	0.39	0.08	0.47	(0.42)	(0.42)	–	$6.14	7.82%		$27,010,702	1.13%	6.15%	1.38%	56.76%

Class C Shares
Year Ended October 31, 2017	$5.82	0.28	0.17	0.45	(0.27)	(0.27)	–	$6.00	7.88%		$3,940,565	1.61%	4.68%	2.26%	90.26%
Year Ended October 31, 2016	$5.86	0.26	(0.04)	0.22	(0.26)	(0.26)	–	$5.82	3.97%		$4,254,302	1.62%	4.60%	2.26%	64.40%
Year Ended October 31, 2015	$6.35	0.28	(0.49)	(0.21)	(0.28)	(0.28)	–	$5.86	(3.39%	)	$5,498,443	1.63%	4.58%	2.00%	42.55%
Year Ended October 31, 2014	$6.36	0.31	(0.01)	0.30	(0.31)	(0.31)	–	$6.35	4.82%		$6,423,829	1.55%	4.89%	1.86%	52.31%
Period Ended October 31, 2013 (h)	$6.17	0.11	0.19	0.30	(0.11)	(0.11)	–	$6.36	4.95%		$7,610,065	1.50%	5.36%	2.08%	22.92%
Year Ended June 30, 2013	$6.09	0.37	0.08	0.45	(0.37)	(0.37)	–	$6.17	7.49%		$7,366,722	1.40%	5.83%	1.66%	56.76%

Class R6 Shares (i)
Year Ended October 31, 2017	$5.83	0.33	0.17	0.50	(0.32)	(0.32)	–	$6.01	8.79%		$3,994,790	0.75%	5.52%	1.40%	90.26%
Year Ended October 31, 2016	$5.86	0.31	(0.03)	0.28	(0.31)	(0.31)	–	$5.83	5.05%		$3,548,997	0.75%	5.46%	1.39%	64.40%
Year Ended October 31, 2015	$6.36	0.33	(0.50)	(0.17)	(0.33)	(0.33)	–	$5.86	(2.69%	)	$4,018,868	0.75%	5.47%	1.11%	42.55%
Year Ended October 31, 2014	$6.36	0.37	(0.01)	0.36	(0.36)	(0.36)	–	$6.36	5.82%		$14,686,588	0.75%	5.69%	1.05%	52.31%
Period Ended October 31, 2013 (h)	$6.18	0.13	0.18	0.31	(0.13)	(0.13)	–	$6.36	5.04%		$20,694,209	0.75%	6.11%	1.33%	22.92%
Year Ended June 30, 2013	$6.14	0.41	0.09	0.50	(0.46)	(0.46)	–	$6.18	8.25%		$22,984,179	0.84%	6.42%	1.05%	56.76%

Institutional Service Class Shares
Year Ended October 31, 2017	$5.84	0.31	0.17	0.48	(0.31)	(0.31)	–	$6.01	8.42%		$541,204	0.89%	5.30%	1.49%	90.26%
Year Ended October 31, 2016	$5.87	0.30	(0.03)	0.27	(0.30)	(0.30)	–	$5.84	4.90%		$495,915	0.89%	5.28%	1.52%	64.40%
Year Ended October 31, 2015	$6.37	0.32	(0.50)	(0.18)	(0.32)	(0.32)	–	$5.87	(2.84%	)	$488,866	0.92%	5.22%	1.27%	42.55%
Year Ended October 31, 2014	$6.37	0.35	0.01	0.36	(0.36)	(0.36)	–	$6.37	5.67%		$1,090,965	0.83%	5.47%	1.15%	52.31%
Period Ended October 31, 2013 (h)	$6.18	0.12	0.19	0.31	(0.12)	(0.12)	–	$6.37	5.11%		$92,615	1.00%	5.85%	1.58%	22.92%
Period Ended June 30, 2013 (j)	$6.23	0.23	(0.04)	0.19	(0.24)	(0.24)	–	$6.18	2.94%		$88,199	0.94%	6.06%	1.21%	56.76%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from July 1, 2013 through October 31, 2013.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013. Total return is calculated based on inception date of November 21, 2012 through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Fund Commentary	Nationwide Inflation-Protected Securities Fund

For the annual period ended October 31, 2017, the Nationwide Inflation-Protected Securities Fund (Class R6) registered -0.26% versus -0.11% for its benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM. For broader comparison, the median return for the Fund’s closest Lipper peer category of Inflation Protected Bond Funds (consisting of 239 funds as of October 31, 2017) was 0.13% for the same time period. Performance for the Fund’s other share class versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The year started out with a continuation of central banks, namely the European Central Bank and the Bank of England, actively purchasing large amounts of corporate bonds as part of their respective quantitative easing programs. In the U.S., the election of Donald Trump led to expectations of market-friendly policies such as reduced regulation, lower taxes, and infrastructure spending. While we have seen reduced regulation but little in the way of new legislation, risk assets have performed extremely well in 2017, with stocks making new all-time highs throughout 2017 and credit spreads hitting levels we haven’t seen since before the financial crisis of 2008.

The post-election rally continued in early 2017, which led to the lowest implied volatility in the S&P 500® Index since 2006. The Federal Reserve (“the Fed”) increased rates in March 2017, which caused minimal disruptions to financial markets, a flatter yield curve and pushed up short rates. Increasing geopolitical and economic risks, along with surprisingly low inflation, led to a small de-risking in the financial markets that modestly pushed longer rates down.

As economic expansion slowed, the Fed increased rates again in June 2017, but long-term rates still declined as inflation data was soft. The increase in rates did little to spark the dollar as it continued to slide. The growth in the global economy started to fuel a rebound in exports, helping to boost business spending.

The latter portion of the year was marked by natural disasters and geopolitical tensions, which did little to slow the upward trend of the financial markets. The economy continued its slow expansion, but inflation remained weak, and without another Fed rate hike the dollar continued its slide.

Ten-year Treasuries, which began the period at 1.83%, followed a relatively increasing pattern to a higher yield level at the end of the period. The yield increased sharply directly after the U.S. presidential election. Throughout the rest of 2017, the yield level went almost as low as at the start of the period, but ended the period at 2.38%.

The Fund underperformed its benchmark and Lipper peer category during the reporting period. The Fund was long duration to begin the period, which detracted from performance as rates moved sharply higher following the U.S. presidential election. Contributions to Fund performance were from yield curve positioning (positioned for a flatter curve) and security selection.

During the year, the Fund employed the use of derivatives, specifically U.S. Treasury Futures, to manage duration exposure. Futures are an efficient means by which the portfolio manager hedges the Fund’s exposure to changes in interest rates.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Chad W. Finefrock, CFA and Gary R. Hunt, CFA

The Fund is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to inflation-protected bonds risk since the inflation adjustment feature of these bonds can cause them to have lower yields than those of conventional fixed-rate bonds. Please refer to the most-recent prospectus for a more-detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Inflation-Protected Securities Fund

Asset Allocation†

U.S. Treasury Obligations	99.7%
Futures Contracts††	0.0%
Other assets in excess of liabilities	0.3%
100.0%

Top Holdings†††

U.S. Treasury Inflation Linked Notes, 0.13%, 7/15/2024	8.6%
U.S. Treasury Inflation Linked Bonds, 2.13%, 2/15/2041	8.0%
U.S. Treasury Inflation Linked Bonds, 2.38%, 1/15/2025	7.9%
U.S. Treasury Inflation Linked Notes, 0.13%, 4/15/2018	6.7%
U.S. Treasury Inflation Linked Notes, 0.63%, 7/15/2021	5.9%
U.S. Treasury Inflation Linked Notes, 0.38%, 7/15/2025	5.8%
U.S. Treasury Inflation Linked Notes, 0.13%, 7/15/2022	5.3%
U.S. Treasury Inflation Linked Notes, 0.13%, 4/15/2021	5.1%
U.S. Treasury Inflation Linked Bonds, 3.63%, 4/15/2028	5.0%
U.S. Treasury Inflation Linked Notes, 0.38%, 1/15/2027	4.8%
Other Holdings	36.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

Fund Performance	Nationwide Inflation-Protected Securities Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	(0.59)%	(0.46)%	(0.36)%[2]
	w/SC3	(2.86)%	(1.33)%	(1.19)%[2]
Class R6[4,5]		(0.26)%	(0.18)%	(0.06)%[2]
Institutional Service Class		N/A	N/A	1.58%[6] *
Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM		(0.11)%	(0.11)%	(0.06)%
CPI		2.04%	1.29%	1.26%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable

*	Not annualized

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of September 17, 2012.

[3]	Prior to October 29, 2013, a 4.25% front-end sales charge was deducted. Effective October 29, 2013, a 2.25% front-end sales charge was deducted.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[6]	Since inception date of December 6, 2016.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.66%	0.58%
Class R6[1]	0.38%	0.30%
Institutional Service Class	0.63%	0.55%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Fund Performance (cont.)	Nationwide Inflation-Protected Securities Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Inflation-Protected Securities Fund from inception through 10/31/17 versus the Bloomberg Barclays (BBgBarc) U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Inflation-Protected Securities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Inflation- Protected Securities Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	998.10	3.32	0.66
	Hypothetical	(a)(b)	1,000.00	1,021.88	3.36	0.66
Class R6 Shares(c)	Actual	(a)	1,000.00	999.50	1.51	0.30
	Hypothetical	(a)(b)	1,000.00	1,023.69	1.53	0.30
Institutional Service Class Shares	Actual	(a)	1,000.00	998.80	2.17	0.43
	Hypothetical	(a)(b)	1,000.00	1,023.04	2.19	0.43

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Statement of Investments

October 31, 2017

Nationwide Inflation-Protected Securities Fund

U.S. Treasury Obligations 99.7%

	Principal Amount	Value

U.S. Treasury Inflation Linked Bonds
2.38%, 1/15/2025 (a)	$11,300,000	$16,773,484
1.75%, 1/15/2028 (a)	4,800,000	6,287,509
3.63%, 4/15/2028 (a)	5,350,000	10,611,145
2.50%, 1/15/2029 (a)	4,750,000	6,542,991
3.88%, 4/15/2029 (a)	3,300,000	6,683,331
2.13%, 2/15/2041 (a)	12,050,000	17,103,045
0.75%, 2/15/2042 (a)	7,600,000	7,990,372
0.63%, 2/15/2043 (a)	3,250,000	3,246,889
0.88%, 2/15/2047 (a)	5,000,000	5,019,821
U.S. Treasury Inflation Linked Notes
0.13%, 4/15/2018 (a)	13,500,000	14,336,940
0.13%, 4/15/2019 (a)	6,850,000	7,195,916
1.38%, 1/15/2020 (a)	7,700,000	9,036,321
0.13%, 4/15/2020 (a)	7,800,000	8,206,378
0.13%, 4/15/2021 (a)	10,500,000	10,895,962
0.63%, 7/15/2021 (a)	11,300,000	12,624,963
0.13%, 1/15/2022 (a)	7,000,000	7,603,964
0.13%, 7/15/2022 (a)	10,550,000	11,301,023
0.13%, 7/15/2024 (a)	17,900,000	18,290,603
0.25%, 1/15/2025 (a)	5,000,000	5,125,217
0.38%, 7/15/2025 (a)	12,000,000	12,410,148
0.13%, 7/15/2026 (a)	6,000,000	5,971,997
0.38%, 1/15/2027 (a)	10,250,000	10,277,403

Total Investments (cost $217,546,155) — 99.7%		213,535,422

Other assets in excess of liabilities — 0.3%		649,953

NET ASSETS — 100.0%		$214,185,375

(a)	Principal amounts are not adjusted for inflation.

Futures contracts outstanding as of October 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 10 Year Note	62	12/2017	USD	7,746,125	(36,694)

					(36,694)

At October 31, 2017, the Fund had $71,610 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2017

Nationwide Inflation- Protected Securities Fund
Assets:
Investment securities, at value (cost $217,546,155)	$213,535,422
Cash	1,755,816
Deposits with broker for futures contracts	71,610
Interest receivable	389,074
Receivable for investments sold	1,411
Receivable for capital shares issued	2,063
Reimbursement from investment adviser (Note 3)	15,498
Prepaid expenses	25,297

Total Assets	215,796,191

Liabilities:
Payable for investments purchased	1,255,576
Payable for capital shares redeemed	257,957
Payable for variation margin on futures contracts	4,852
Accrued expenses and other payables:
Investment advisory fees	45,306
Fund administration fees	17,032
Distribution fees	196
Administrative servicing fees	442
Accounting and transfer agent fees	1,198
Trustee fees	544
Custodian fees	503
Compliance program costs (Note 3)	142
Professional fees	22,744
Printing fees	1,826
Other	2,498

Total Liabilities	1,610,816

Net Assets	$214,185,375

Represented by:
Capital	$223,262,660
Accumulated undistributed net investment income	184,428
Accumulated net realized losses from investment securities and futures contracts	(5,214,286)
Net unrealized appreciation/(depreciation) in investment securities	(4,010,733)
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(36,694)

Net Assets	$214,185,375

Net Assets:
Class A Shares	$950,316
Class R6 Shares	212,806,407
Institutional Service Class Shares	428,652

Total	$214,185,375

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Inflation- Protected Securities Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	97,977
Class R6 Shares	21,789,581
Institutional Service Class Shares	43,925

Total	21,931,483

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.70
Class R6 Shares	$9.77
Institutional Service Class Shares	$9.76
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.92

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Inflation- Protected Securities Fund
INVESTMENT INCOME:
Interest income	$3,729,502

Total Income	3,729,502

EXPENSES:
Investment advisory fees	472,350
Fund administration fees	119,008
Distribution fees Class A	1,974
Administrative servicing fees Class A	563
Administrative servicing fees Institutional Service Class	474
Registration and filing fees	48,514
Professional fees	54,339
Printing fees	16,790
Trustee fees	5,822
Custodian fees	6,736
Accounting and transfer agent fees	7,275
Compliance program costs (Note 3)	833
Other	5,001

Total expenses before expenses reimbursed	739,679

Expenses reimbursed by adviser (Note 3)	(169,094)

Net Expenses	570,585

NET INVESTMENT INCOME	3,158,917

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(398,081)
Expiration or closing of futures contracts (Note 2)	10,518

Net realized losses	(387,563)

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	(2,914,356)
Futures contracts (Note 2)	(36,694)

Net change in unrealized appreciation/depreciation	(2,951,050)

Net realized/unrealized losses	(3,338,613)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(179,696)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Inflation- Protected Securities Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016
Operations:
Net investment income	$3,158,917		$655,152
Net realized gains (losses)	(387,563)		539,824
Net change in unrealized appreciation/depreciation	(2,951,050)		7,809,117

Change in net assets resulting from operations	(179,696)		9,004,093

Distributions to Shareholders From:
Net investment income:
Class A	(9,101)		–
Class R6 (a)	(2,688,437)		–
Institutional Service Class	(5,177	)(b)	–

Change in net assets from shareholder distributions	(2,702,715)		–

Change in net assets from capital transactions	70,648,307		(71,356,712)

Change in net assets	67,765,896		(62,352,619)

Net Assets:
Beginning of year	146,419,479		208,772,098

End of year	$214,185,375		$146,419,479

Accumulated undistributed net investment income (loss) at end of year	$184,428		$(271,774)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,069,327		$1,307,123
Dividends reinvested	9,066		–
Cost of shares redeemed	(1,246,199)		(254,841)

Total Class A Shares	(167,806)		1,052,282

Class R6 Shares (a)
Proceeds from shares issued	82,815,411		10,995,588
Dividends reinvested	2,688,437		–
Cost of shares redeemed	(15,116,901)		(83,404,582)

Total Class R6 Shares	70,386,947		(72,408,994)

Institutional Service Class Shares
Proceeds from shares issued	508,562	(b)	–
Dividends reinvested	5,177	(b)	–
Cost of shares redeemed	(84,573	)(b)	–

Total Institutional Service Class Shares	429,166	(b)	–

Change in net assets from capital transactions	$70,648,307		$(71,356,712)

SHARE TRANSACTIONS:
Class A Shares
Issued	109,971		134,938
Reinvested	926		–
Redeemed	(128,487)		(26,371)

Total Class A Shares	(17,590)		108,567

Statements of Changes in Net Assets (Continued)

	Nationwide Inflation- Protected Securities Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016
SHARE TRANSACTIONS: (continued)
Class R6 Shares (a)
Issued	8,409,916		1,135,531
Reinvested	273,317		–
Redeemed	(1,542,893)		(8,711,954)

Total Class R6 Shares	7,140,340		(7,576,423)

Institutional Service Class Shares
Issued	52,019	(b)	–
Reinvested	527	(b)	–
Redeemed	(8,621	)(b)	–

Total Institutional Service Class Shares	43,925	(b)	–

Total change in shares	7,166,675		(7,467,856)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(b)	For the period from December 7, 2016 (commencement of operations) through April 30, 2017.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Inflation-Protected Securities Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	$9.86	0.13	(0.19)	(0.06)	(0.10)	(0.10)	$9.70	(0.59%	)	$950,316	0.62%	1.29%		0.71%	32.57%
Year Ended October 31, 2016	$9.36	0.19	0.31	0.50	–	–	$9.86	5.34%		$1,139,444	0.58%	1.95%		0.67%	0.00%
Year Ended October 31, 2015	$9.55	0.05	(0.24)	(0.19)	–	–	$9.36	(1.94%	)	$65,519	0.54%	0.51%		0.59%	29.81%
Year Ended October 31, 2014	$9.41	0.10	0.05	0.15	(0.01)	(0.01)	$9.55	1.55%		$36,829	0.59%	1.03%		0.64%	0.49%
Year Ended October 31, 2013	$10.05	–	(0.63)	(0.63)	(0.01)	(0.01)	$9.41	(6.29%	)	$39,275	0.55%	(0.05%	)	0.65%	37.88%

Class R6 Shares (g)
Year Ended October 31, 2017	$9.92	0.16	(0.19)	(0.03)	(0.12)	(0.12)	$9.77	(0.26%	)	$212,806,407	0.30%	1.67%		0.39%	32.57%
Year Ended October 31, 2016	$9.39	0.04	0.49	0.53	–	–	$9.92	5.64%		$145,280,035	0.30%	0.39%		0.38%	0.00%
Year Ended October 31, 2015	$9.57	(0.01)	(0.16)	(0.17)	(0.01)	(0.01)	$9.39	(1.76%	)	$208,706,579	0.30%	(0.07%	)	0.34%	29.81%
Year Ended October 31, 2014	$9.44	0.09	0.09	0.18	(0.05)	(0.05)	$9.57	1.92%		$303,546,256	0.30%	0.92%		0.35%	0.49%
Year Ended October 31, 2013	$10.06	(0.01)	(0.60)	(0.61)	(0.01)	(0.01)	$9.44	(6.09%	)	$146,817,529	0.30%	(0.10%	)	0.39%	37.88%

Institutional Service Class Shares
Period Ended October 31, 2017 (h)	$9.72	0.18	(0.03)	0.15	(0.11)	(0.11)	$9.76	1.58%		$428,652	0.49%	2.02%		0.58%	32.57%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(h)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral partof these financial statements.

Fund Commentary	Nationwide Ziegler Wisconsin Tax Exempt Fund

For the annual period ended October 31, 2017, the Nationwide Ziegler Wisconsin Tax Exempt Fund (Class A at NAV) registered -1.82% versus 2.19% for its benchmark, the Bloomberg Barclays U.S. Municipal Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Other States Municipal Debt Funds (consisting of 266 funds as of October 31, 2017) was 0.71% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund seeks to provide investors with a high level of current income that is exempt from both Federal and Wisconsin personal income taxes. Wisconsin ranks #11 in the nation in terms of total tax burden (state and local taxes). The issuance of Wisconsin double tax-exempt bonds has been more modest in recent years due to austerity at the local levels and limited interest in new municipal projects, making double tax-exempt bonds difficult for individual investors to access directly. With over 98% of the Fund’s 2017 income qualifying for federal and Wisconsin state tax exemptions, we believe the Fund is particularly attractive for Wisconsin investors in higher income tax brackets. We have also avoided bonds whose interest payments are subject to the Alternative Minimum Tax (AMT), with 0% exposure during the fiscal year.

Throughout the fiscal year, nearly 97% of the Fund’s assets were invested in double tax-exempt bonds from issuers in the state of Wisconsin, which is our preferred source of investments. The Fund also had exposure to Puerto Rico’s Sales Tax Revenue Bonds, known as COFINA bonds, which accounted for approximately 1% of the portfolio at fiscal year-end. The remainder of the portfolio was invested in federally tax-exempt cash equivalents for liquidity.

Municipal interest rates rose, on average, 0.28% along the municipal yield curve throughout the fiscal year, so longer-duration holdings such as our investments in Wisconsin Health & Educational Facilities (Bellin Memorial Hospital); Johnson Creek, WI Community Development Authority; Platteville, WI Redevelopment

Authority; and Kaukauna, WI Redevelopment Authority Bonds had a negative contribution to the Fund’s performance.

The Fund’s exposure to Puerto Rico COFINA bonds hurt performance as the bonds sold off sharply from 2016 price levels. The island filed for bankruptcy in the spring and suffered significant damage from two devastating hurricanes this fall. We await the final verdict in the COFINA v. General Obligation Bond trial in which priority of payments will be decided in 2018. We remain confident that the bond indenture protects the Fund’s COFINA holdings’ access to sales tax revenue; however, that revenue stream will be affected significantly by the storms.

Though we held some longer-duration holdings as noted above, the portfolio’s overall duration was shorter than the benchmark, which added to performance due to rising municipal interest rates. Specifically, our shorter-duration holdings in Green Bay, WI Redevelopment Authority; Wisconsin Housing Finance Authority Revenue Bonds; Cudahy, WI Community Development Authority; and Southeast Wisconsin Sales Tax Revenue Bonds added to performance relative to the benchmark. The Fund’s position in Appleton, WI Community Development Authority bonds also contributed to the Fund’s performance before being called in early September 2017. We believe there is a greater risk of rates rising than falling in the coming years, and we expect our portfolio’s shorter duration will ultimately pay off for investors in the Fund.

Looking forward, we expect to see final resolutions regarding Puerto Rico’s restructuring of public debt and future capital market access. We expect interest rates to rise slightly as the Federal Reserve continues its gradual tightening policy and reduces its balance sheet. The market should favor the types of investments held in the Fund as interest rate jitters and overseas concerns continue to highlight the yield advantage, reduced volatility and diversification from equities that is inherent in municipal bonds.

Fiscal austerity is likely to continue at Wisconsin local levels, and while we expect to participate in any new issuance of Wisconsin state tax-exempt

Fund Commentary (cont.)	Nationwide Ziegler Wisconsin Tax Exempt Fund

bonds that meets our selection criteria, supply of such bonds may be limited. Should the need arise to purchase securities that do not qualify for double tax-exemption, we would first look to highly rated, federally tax-exempt bonds issued in Wisconsin, such as Wisconsin General Obligation Bonds. We will continue to focus on capital preservation, high levels of double tax-free income and emphasize bonds whose income is not subject to alternative minimum tax (AMT).

We appreciate your investment in the Nationwide Ziegler Wisconsin Tax-Exempt Fund.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Paula M. Horn, Richard K. Marrone,

Richard D. Scargill and Eric Zenner

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations. The Fund is a nondiversified fund that may invest a greater percentage of its assets in a particular issuer, and thereby have greater exposure to risks associated with an individual issuer. The Fund may invest in municipal securities that generate interest that is subject to alternative minimum tax (AMT). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Fund Overview	Nationwide Ziegler Wisconsin Tax Exempt Fund

Asset Allocation†

Municipal Bonds	96.6%
Short-Term Investment	2.4%
Other assets in excess of liabilities	1.0%
100.0%

Top Industries††

Tax-Revenue	40.0%
Education	16.4%
Building	12.2%
Health	12.2%
Housing	8.7%
Economic Development Revenue	2.9%
Authority	1.9%
Industrial Development Revenue	1.7%
Corporate Purpose	1.4%
Other Industries	2.6%
100.0%

Top Holdings††

Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, RB, NATL-RE Insured, 5.50%, 12/15/2026	7.0%
Madison, Community Development Authority Revenue, Alumni Research Foundation Project, RB, 5.00%, 10/1/2034	6.1%
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB, 2.60%, 9/1/2021	4.2%
Monroe, Redevelopment Authority, Development Revenue, MonroeClinic Inc., RB, 5.88%, 2/15/2039	3.8%
Wisconsin Health and Educational Facilities Authority, Rogers Memorial Hospital Inc., RB, 4.40%, 7/1/2038	3.8%
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB, 2.75%, 9/1/2022	3.5%
Milwaukee, Redevelopment Authority Revenue, Milwaukee School of Engineering, Refunding, RB, AGM Insured, 4.10%, 4/1/2032	3.3%
Brookfield Wisconsin Callable Bond, Community Development & Redevelopment Authority, RB, 3.55%, 6/1/2034	3.0%
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, ETM, RB, NATL-RE Insured, 5.50%, 12/15/2019	3.0%
Wisconsin Center District Appropriation, Milwaukee Arena Project, RB, 4.00%, 12/15/2034	3.0%
Other Holdings	59.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

Fund Performance	Nationwide Ziegler Wisconsin Tax Exempt Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	(1.82)%	0.37%	2.40%
	w/SC3	(4.02)%	(0.09)%	2.16%
Class C1	w/o SC2	(2.22)%	(0.07)%	1.89%
	w/SC4	(3.22)%	N/A	N/A
Class R6[5,6]		(1.53)%	N/A	1.98%	[7]
Institutional Service Class[1,5,8]		(1.57)%	0.64%	2.76%	[9]
Bloomberg Barclays U.S. Municipal Bond Index		2.19%	3.00%	4.50%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

[9]	Since inception date of June 8, 2009.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.05%	0.90%
Class C	1.54%	1.39%
Class R6[1]	0.75%	0.60%
Institutional Service Class	0.78%	0.63%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Fund Performance (cont.)	Nationwide Ziegler Wisconsin Tax Exempt Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler Wisconsin Tax Exempt Fund versus the Bloomberg Barclays (BBgBarc) U.S. Municipal Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark Wisconsin Tax Exempt Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

Shareholder Expense Example	Nationwide Ziegler Wisconsin Tax Exempt Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler Wisconsin Tax Exempt Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	998.90	4.48	0.89
	Hypothetical	(a)(b)	1,000.00	1,020.72	4.53	0.89
Class C Shares	Actual	(a)	1,000.00	996.40	7.04	1.40
	Hypothetical	(a)(b)	1,000.00	1,018.15	7.12	1.40
Class R6 Shares(c)	Actual	(a)	1,000.00	1,000.40	3.03	0.60
	Hypothetical	(a)(b)	1,000.00	1,022.18	3.06	0.60
Institutional Service Class Shares	Actual	(a)	1,000.00	1,000.20	3.23	0.64
	Hypothetical	(a)(b)	1,000.00	1,021.98	3.26	0.64

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Statement of Investments

October 31, 2017

Nationwide Ziegler Wisconsin Tax Exempt Fund

Municipal Bonds 96.6%

	Principal Amount	Value

Puerto Rico 1.1%
Puerto Rico Sales Tax Financing, Corporate Sales Tax Revenue, RB
Series A, 5.75%, 8/1/2037 (a)	$1,400,000	$211,750
Series A, 6.38%, 8/1/2039 (a)	3,000,000	453,750
Series A, 6.50%, 8/1/2044 (a)	1,400,000	211,750

		877,250

Wisconsin 95.5%
Beloit, Community Development Authority, Lease Revenue, RB
4.70%, 3/1/2021	345,000	346,287
4.75%, 3/1/2022	300,000	300,969
Brookfield Wisconsin Callable Bond, Community Development & Redevelopment Authority, RB
Series A, 3.55%, 6/1/2034	2,340,000	2,405,824
Series A, 3.60%, 6/1/2035	1,530,000	1,571,922
City of Milwaukee, Corporate Purpose, Refunding, GO
Series B6, 2.25%, 4/1/2029	540,000	503,588
Series B6, 2.38%, 4/1/2030	410,000	383,194
Series B6, 2.50%, 4/1/2032	230,000	211,020
Cudahy, Community Development Authority, Redevelopment Lease Revenue, Refunding, RB
Series A, 2.20%, 6/1/2020	250,000	252,383
Series A, 2.40%, 6/1/2021	360,000	363,600
Series A, 2.60%, 6/1/2022	245,000	247,690
Glendale, Community Development Authority, Lease Revenue, Tax Increment District No.7, Refunding, RB
Series B, 3.85%, 9/1/2020	2,250,000	2,294,010
2.60%, 9/1/2021	3,250,000	3,337,717
2.75%, 9/1/2022	2,750,000	2,822,518
Green Bay, Redevelopment Authority, Development Revenue, Bellin Memorial Hospital, Prerefunded Balance, RB
6.00%, 12/1/2029	1,000,000	1,052,410
6.15%, 12/1/2032	1,000,000	1,054,030
Madison, Community Development Authority Revenue, Alumni Research Foundation Project, RB
5.00%, 10/1/2022	1,065,000	1,141,755
5.00%, 10/1/2027	925,000	990,573
5.00%, 10/1/2028	250,000	267,622
5.00%, 10/1/2034	4,500,000	4,829,670
Milwaukee Housing Authority, Multifamily Housing Revenue, Refunding, RB, Series A, 3.63%, 7/1/2035	1,000,000	1,015,030
Milwaukee, Redevelopment Authority Revenue, Milwaukee School of Engineering, Refunding, RB, AGM Insured
2.75%, 4/1/2021	1,080,000	1,122,919
4.10%, 4/1/2032	2,500,000	2,621,275

Municipal Bonds (continued)

	Principal Amount	Value

Wisconsin (continued)
Milwaukee, Redevelopment Authority Revenue, Summerfest Project, RB
4.50%, 8/1/2023	$110,000	$114,773
4.70%, 8/1/2025	110,000	114,665
5.00%, 8/1/2030	2,000,000	2,112,020
Milwaukee, Redevelopment Lease Authority Revenue, Milwaukee Public Schools, Refunding, RB, Series A, 5.00%, 11/15/2025	1,160,000	1,394,250
Monroe, Redevelopment Authority, Development Revenue, MonroeClinic Inc., RB, 5.88%, 2/15/2039	2,850,000	3,020,601
Neenah, Community Development Authority, Lease Revenue, Prerefunded, RB, Series A, 4.75%, 12/1/2032	400,000	415,724
Neenah, Community Development Authority, Lease Revenue, Refunding, RB
4.00%, 12/1/2026	500,000	548,265
4.10%, 12/1/2027	1,000,000	1,093,850
2.55%, 12/1/2028	200,000	199,232
4.20%, 12/1/2028	500,000	549,145
2.65%, 12/1/2029	350,000	347,130
2.75%, 12/1/2030	200,000	197,180
2.85%, 12/1/2031	250,000	246,280
Platteville, Redevelopment Authority, Real Estate Foundation Project, RB, Series A, 5.00%, 7/1/2042	1,000,000	1,036,940
Redevelopment Authority of The City of Kaukauna, Lease Revenue, RB
3.75%, 6/1/2032	425,000	438,302
4.00%, 6/1/2035	375,000	394,271
4.13%, 6/1/2040	375,000	395,078
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, ETM, RB, NATL-RE Insured
Series A, 5.50%, 12/15/2018	250,000	262,260
Series A, 5.50%, 12/15/2019	2,200,000	2,398,814
Series A, 5.50%, 12/15/2020	1,000,000	1,129,280
Series A, 5.50%, 12/15/2021	1,500,000	1,745,970
Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue, Refunding, RB, NATL-RE Insured
Series A, 5.50%, 12/15/2023	1,025,000	1,233,916
Series A, 5.50%, 12/15/2026	4,510,000	5,555,508
Sun Prairie, Community Development Authority, Tax Incremental District No. 8, Refunding, RB
Series A, 2.05%, 8/1/2022	750,000	761,670
Series A, 2.25%, 8/1/2023	500,000	508,475
Series A, 2.40%, 8/1/2024	250,000	254,315
Waukesha, Redevelopment Authority, Weldall Manufacturing Inc. Project, RB
4.20%, 12/1/2024	150,000	154,676
4.50%, 12/1/2030	1,200,000	1,234,332

Statement of Investments (Continued)

October 31, 2017

Nationwide Ziegler Wisconsin Tax Exempt Fund

Municipal Bonds (continued)

	Principal Amount	Value

Wisconsin (continued)
Weston, Community Development Authority, Lease Revenue, Refunding, RB
Series A, 2.85%, 10/1/2030	$500,000	$498,385
Series A, 3.00%, 10/1/2031	500,000	500,690
Wisconsin Center District Appropriation, Milwaukee Arena Project, RB
4.00%, 12/15/2024	1,000,000	1,123,610
4.00%, 12/15/2034	2,250,000	2,389,815
Wisconsin Center District, Junior Dedicated Tax Revenue, Refunding, RB
Series A, 5.00%, 12/15/2029	750,000	814,733
Series A, 5.00%, 12/15/2032	1,000,000	1,074,080
Wisconsin Center District, Junior Dedicated Tax Revenue, Refunding, RB, AGM Insured, Series 1999, 5.25%, 12/15/2023	1,585,000	1,820,483
Wisconsin Health and Educational Facilities Authority Refunding, The Monroe Clinic, Inc., RB
3.00%, 2/15/2035	750,000	699,780
4.00%, 2/15/2038	200,000	206,490
Wisconsin Health and Educational Facilities Authority, Bellin Memorial Hospital Inc., Refunding, RB
3.00%, 12/1/2027	150,000	154,608
4.00%, 12/1/2035	500,000	523,300
Wisconsin Health and Educational Facilities Authority, Rogers Memorial Hospital Inc., RB, Series B, 4.40%, 7/1/2038	3,000,000	3,015,630
Wisconsin Housing & Economic Development Authority, Home Ownership Revenue, Prerefunded Balance, RB, 6.10%, 6/1/2021	395,000	396,623
Wisconsin Housing & Economic Development Authority, Home Ownership Revenue, Prerefunded Balance, RB, NATL-RE Insured, 6.10%, 6/1/2021	365,000	366,500
Wisconsin Housing & Economic Development Authority, Housing Revenue, Refunding, RB
Series A, 4.10%, 11/1/2019	465,000	489,571
Series A, 4.88%, 11/1/2025	1,810,000	1,919,360
Series A, 5.38%, 11/1/2030	1,740,000	1,832,916
Wisconsin Housing & Economic Development Authority, Multifamily Housing, RB
Series B, 2.00%, 4/1/2019	150,000	151,487
Series B, 2.40%, 4/1/2020	100,000	102,006
Series B, 2.80%, 4/1/2021	150,000	155,652
Series B, 3.10%, 4/1/2022	100,000	105,100
Series B, 3.45%, 4/1/2024	100,000	107,191

Municipal Bonds (continued)

	Principal Amount	Value

Wisconsin (continued)
Wisconsin Housing & Economic Development Authority, Multifamily Housing, RB (continued)
Series B, 3.80%, 4/1/2026	$285,000	$305,739
Series B, 4.30%, 4/1/2030	115,000	123,968
Series A, 3.65%, 12/1/2034	900,000	921,798

		76,792,443

Total Municipal Bonds (cost $79,518,838)		77,669,693

Short-Term Investment 2.4%

	Shares

Money Market Fund 2.4%
Morgan Stanley Institutional Liquidity Funds Tax-Exempt — Institutional Class, 0.75% (b)	1,962,718	1,962,718

Total Short-Term Investment (cost $1,962,718)		1,962,718

Total Investments (cost $81,481,556) (c) — 99.0%		79,632,411

Other assets in excess of liabilities — 1.0%		812,074

NET ASSETS — 100.0%		$80,444,485

(a)	Security in default.

(b)	Represents 7-day effective yield as of October 31, 2017.

(c)	Assured Guaranty Municipal Corp. and National Public Finance Guarantee Corp. have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where an entity has guaranteed, backed, or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. At October 31, 2017, the percentages attributed to Assured Guaranty Municipal Corp. and National Public Finance Guarantee Corp. were 6.99% and 15.94% respectively.

AGM	Assured Guaranty Municipal Corp.

ETM	Escrowed to Maturity

GO	General Obligation

NATL	National Public Finance Guarantee Corp.

RB	Revenue Bond

RE	Reinsured

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2017

Nationwide Ziegler Wisconsin Tax Exempt Fund
Assets:
Investment securities, at value (cost $81,481,556)	$79,632,411
Interest and dividends receivable	976,278
Reimbursement from investment adviser (Note 3)	11,031
Prepaid expenses	7,016

Total Assets	80,626,736

Liabilities:
Distributions payable	9,979
Payable for capital shares redeemed	42,377
Accrued expenses and other payables:
Investment advisory fees	34,527
Fund administration fees	15,289
Distribution fees	20,104
Administrative servicing fees	12,978
Accounting and transfer agent fees	6,882
Trustee fees	209
Custodian fees	497
Compliance program costs (Note 3)	55
Professional fees	30,439
Printing fees	5,887
Other	3,028

Total Liabilities	182,251

Net Assets	$80,444,485

Represented by:
Capital	$87,850,534
Accumulated distributions in excess of net investment income	(9,718)
Accumulated net realized losses from investment securities	(5,547,186)
Net unrealized appreciation/(depreciation) in investment securities	(1,849,145)

Net Assets	$80,444,485

Net Assets:
Class A Shares	$71,834,222
Class C Shares	7,287,719
Class R6 Shares	10,840
Institutional Service Class Shares	1,311,704

Total	$80,444,485

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,489,556
Class C Shares	760,808
Class R6 Shares	1,130
Institutional Service Class Shares	136,784

Total	8,388,278

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Ziegler Wisconsin Tax Exempt Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$9.59
Class C Shares (b)	$9.58
Class R6 Shares	$9.59
Institutional Service Class Shares	$9.59
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.81

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $250,000, a contingent deferred sales charge of 0.50% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Ziegler Wisconsin Tax Exempt Fund
INVESTMENT INCOME:
Interest income	$3,001,531
Dividend income	11,376

Total Income	3,012,907

EXPENSES:
Investment advisory fees	434,579
Fund administration fees	101,168
Distribution fees Class A	194,016
Distribution fees Class C	61,903
Administrative servicing fees Class A	35,684
Administrative servicing fees Class C	4,127
Administrative servicing fees Institutional Service Class	392
Registration and filing fees	13,972
Professional fees	43,498
Printing fees	17,317
Trustee fees	2,475
Custodian fees	3,174
Accounting and transfer agent fees	39,509
Compliance program costs (Note 3)	359
Other	4,555

Total expenses before earnings credit and expenses reimbursed	956,728

Earnings credit (Note 4)	(17)
Expenses reimbursed by adviser (Note 3)	(139,085)

Net Expenses	817,626

NET INVESTMENT INCOME	2,195,281

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from transactions in investment securities	(797,321)
Net change in unrealized appreciation/depreciation in the value of investment securities	(3,113,666)

Net realized/unrealized losses	(3,910,987)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,715,706)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Ziegler Wisconsin Tax Exempt Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$2,195,281	$2,728,019
Net realized gains (losses)	(797,321)	366,672
Net change in unrealized appreciation/depreciation	(3,113,666)	570,856

Change in net assets resulting from operations	(1,715,706)	3,665,547

Distributions to Shareholders From:
Net investment income:
Class A	(1,987,395)	(2,465,642)
Class C	(171,308)	(230,000)
Class R6 (a)	(308)	(339)
Institutional Service Class	(28,723)	(22,605)

Change in net assets from shareholder distributions	(2,187,734)	(2,718,586)

Change in net assets from capital transactions	(11,016,361)	(7,842,867)

Change in net assets	(14,919,801)	(6,895,906)

Net Assets:
Beginning of year	95,364,286	102,260,192

End of year	$80,444,485	$95,364,286

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(9,718)	$2,354

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,054,139	$2,219,847
Dividends reinvested	1,753,640	2,180,030
Cost of shares redeemed	(13,621,455)	(11,657,841)

Total Class A Shares	(9,813,676)	(7,257,964)

Class C Shares
Proceeds from shares issued	132,046	424,583
Dividends reinvested	166,853	222,529
Cost of shares redeemed	(1,936,558)	(1,607,271)

Total Class C Shares	(1,637,659)	(960,159)

Class R6 Shares (a)
Proceeds from shares issued	–	–
Dividends reinvested	308	339
Cost of shares redeemed	–	–

Total Class R6 Shares	308	339

Institutional Service Class Shares
Proceeds from shares issued	611,042	424,319
Dividends reinvested	28,143	22,021
Cost of shares redeemed	(204,519)	(71,423)

Total Institutional Service Class Shares	434,666	374,917

Change in net assets from capital transactions	$(11,016,361)	$(7,842,867)

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Wisconsin Tax Exempt Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A Shares
Issued	211,383	220,969
Reinvested	180,478	217,396
Redeemed	(1,400,525)	(1,167,451)

Total Class A Shares	(1,008,664)	(729,086)

Class C Shares
Issued	13,597	42,351
Reinvested	17,191	22,228
Redeemed	(199,691)	(160,729)

Total Class C Shares	(168,903)	(96,150)

Class R6 Shares (a)
Issued	–	–
Reinvested	31	34
Redeemed	–	–

Total Class R6 Shares	31	34

Institutional Service Class Shares
Issued	62,900	42,428
Reinvested	2,898	2,193
Redeemed	(20,955)	(7,149)

Total Institutional Service Class Shares	44,843	37,472

Total change in shares	(1,132,693)	(787,730)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler Wisconsin Tax Exempt Fund

		Operations			Distributions			Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets(e)	Ratio of Net Investment Income to Average Net Assets(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2017	$10.02	0.25	(0.43)	(0.18)	(0.25)	(0.25)	$9.59	(1.82%	)	$71,834,222	0.90%	2.57%	1.06%	4.31%
Year Ended October 31, 2016	$9.92	0.28	0.10	0.38	(0.28)	(0.28)	$10.02	3.90%		$85,130,922	0.90%	2.84%	1.05%	9.80%
Year Ended October 31, 2015	$10.19	0.29	(0.27)	0.02	(0.29)	(0.29)	$9.92	0.23%		$91,545,118	0.90%	2.92%	0.99%	2.62%
Period Ended October 31, 2014 (h)	$10.10	0.07	0.09	0.16	(0.07)	(0.07)	$10.19	1.62%		$107,773,178	0.90%	2.88%	1.09%	0.76%
Year Ended July 31, 2014	$10.30	0.31	(0.21)	0.10	(0.30)	(0.30)	$10.10	1.06%		$109,711,271	0.90%	3.03%	1.05%	8.61%
Year Ended July 31, 2013	$10.88	0.30	(0.58)	(0.28)	(0.30)	(0.30)	$10.30	(2.65%	)	$132,960,429	0.90%	2.79%	1.29%	14.00%

Class C Shares
Year Ended October 31, 2017	$10.00	0.20	(0.42)	(0.22)	(0.20)	(0.20)	$9.58	(2.22%	)	$7,287,719	1.40%	2.08%	1.56%	4.31%
Year Ended October 31, 2016	$9.91	0.24	0.09	0.33	(0.24)	(0.24)	$10.00	3.31%		$9,301,451	1.38%	2.37%	1.54%	9.80%
Year Ended October 31, 2015	$10.18	0.25	(0.27)	(0.02)	(0.25)	(0.25)	$9.91	(0.22%	)	$10,164,125	1.35%	2.47%	1.50%	2.62%
Period Ended October 31, 2014 (h)	$10.09	0.06	0.09	0.15	(0.06)	(0.06)	$10.18	1.51%		$12,072,832	1.35%	2.44%	1.60%	0.76%
Year Ended July 31, 2014	$10.28	0.26	(0.19)	0.07	(0.26)	(0.26)	$10.09	0.71%		$12,554,401	1.35%	2.58%	1.50%	8.61%
Year Ended July 31, 2013	$10.87	0.25	(0.59)	(0.34)	(0.25)	(0.25)	$10.28	(3.18%	)	$17,604,748	1.35%	2.34%	1.54%	14.00%

Class R6 Shares (i)
Year Ended October 31, 2017	$10.02	0.28	(0.43)	(0.15)	(0.28)	(0.28)	$9.59	(1.53%	)	$10,840	0.60%	2.83%	0.76%	4.31%
Year Ended October 31, 2016	$9.92	0.31	0.10	0.41	(0.31)	(0.31)	$10.02	4.21%		$11,007	0.60%	3.13%	0.75%	9.80%
Year Ended October 31, 2015	$10.19	0.32	(0.27)	0.05	(0.32)	(0.32)	$9.92	0.53%		$10,564	0.60%	3.22%	0.70%	2.62%
Period Ended October 31, 2014 (h)	$10.10	0.08	0.09	0.17	(0.08)	(0.08)	$10.19	1.70%		$10,512	0.60%	3.19%	0.82%	0.76%
Period Ended July 31, 2014 (j)	$10.06	0.29	0.04	0.33	(0.29)	(0.29)	$10.10	3.32%		$10,332	0.60%	3.34%	0.71%	8.61%

Institutional Service Class Shares (k)
Year Ended October 31, 2017	$10.02	0.27	(0.43)	(0.16)	(0.27)	(0.27)	$9.59	(1.57%	)	$1,311,704	0.64%	2.77%	0.80%	4.31%
Year Ended October 31, 2016	$9.92	0.31	0.10	0.41	(0.31)	(0.31)	$10.02	4.17%		$920,906	0.63%	3.08%	0.78%	9.80%
Year Ended October 31, 2015	$10.20	0.32	(0.28)	0.04	(0.32)	(0.32)	$9.92	0.38%		$540,385	0.65%	3.16%	0.73%	2.62%
Period Ended October 31, 2014 (h)	$10.10	0.08	0.10	0.18	(0.08)	(0.08)	$10.20	1.79%		$641,793	0.65%	3.14%	0.87%	0.76%
Year Ended July 31, 2014	$10.30	0.33	(0.20)	0.13	(0.33)	(0.33)	$10.10	1.31%		$470,359	0.65%	3.28%	0.83%	8.61%
Year Ended July 31, 2013	$10.88	0.33	(0.58)	(0.25)	(0.33)	(0.33)	$10.30	(2.40%	)	$931,021	0.65%	3.04%	1.04%	14.00%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

October 31, 2017

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2017, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Bond Fund (“Bond”)

- Nationwide Core Plus Bond Fund (“Core Plus Bond”)

- Nationwide Government Bond Fund (“Government Bond”)

- Nationwide Government Money Market Fund (“Government Money Market”)

- Nationwide HighMark Bond Fund (“HM Bond”)

- Nationwide HighMark California Intermediate Tax Free Bond Fund (“California Intermediate Tax Free Bond”)

- Nationwide HighMark National Intermediate Tax Free Bond Fund (“National Intermediate Tax Free Bond”)

- Nationwide HighMark Short Term Bond Fund (“Short Term Bond”)

- Nationwide High Yield Bond Fund (“High Yield Bond”)

- Nationwide Inflation-Protected Securities Fund (“Inflation-Protected Securities”)

- Nationwide Ziegler Wisconsin Tax Exempt Fund (“Wisconsin Tax Exempt”)

The Funds, as applicable, currently offer Class A, Class C, Class R, Class R6, Investor Class, Service Class and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative service fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Government Money Market seeks to maintain a stable price of $1.00 per share by using the amortized cost method of valuation to value portfolio securities. Government Money Market invests primarily in a portfolio of U.S. government securities and repurchase agreements that are collateralized fully by cash or U.S. government securities, and which mature in 397 calendar days or less, with certain exceptions permitted by applicable regulations. U.S. Government securities are debt securities issued and/or guaranteed as to principal and interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States. Government Money Market will limit investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase.

Government Money Market operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the 1940 Act. This means that Government Money Market invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, Government Money Market invests at least 80% of its net assets, excluding cash, in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities.

Notes to Financial Statements (Continued)

October 31, 2017

Government Money Market does not currently intend to impose liquidity fees or redemption gates on shareholder redemptions. However, the Board of Trustees of the Trust (“Board of Trustees”) may reserve the ability to subject Government Money Market to a liquidity fee and/or redemption gate in the future, after providing prior notice to shareholders. Because Government Money Market invests in short-term securities, Government Money Market’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

Inflation-Protected Securities, Institutional Service Class shares commenced operations on December 6, 2016.

Effective February 28, 2017, Institutional Class shares were renamed Class R6 shares.

Each of the Funds is a diversified fund, except Wisconsin Tax Exempt, which is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees, NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Notes to Financial Statements (Continued)

October 31, 2017

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Equity securities and shares of registered open-end management investment companies valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

Municipal securities are valued as determined by an independent pricing service. The independent pricing service utilizes internal models and uses observable inputs such as: (i) yields or prices of municipal securities of comparable quality, coupon, maturity and type; (ii) indications as to values from dealers; and (iii) general market conditions. Municipal securities are generally categorized as Level 2 investments within the hierarchy.

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

Securities held by Government Money Market are valued at amortized cost, which approximates fair value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Government Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Notes to Financial Statements (Continued)

October 31, 2017

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

At October 31, 2017, 100% of the market value of Government Bond, HM Bond and Short Term Bond was determined based on Level 2 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2017. Please refer to the Statements of Investments for additional information on portfolio holdings.

Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$92,528,630	$—	$92,528,630
Collateralized Mortgage Obligations	—	15,068,676	—	15,068,676
Commercial Mortgage-Backed Securities	—	20,040,300	—	20,040,300
Corporate Bonds	—	229,803,752	—	229,803,752
Futures Contracts	403,167	—	—	403,167
Mortgage-Backed Securities	—	6,903,462	—	6,903,462
Municipal Bonds	—	2,388,689	—	2,388,689
Purchased Options	262,500	—	—	262,500
Repurchase Agreement	—	2,991,473	—	2,991,473
Short-Term Investment	72,325	—	—	72,325
U.S. Treasury Obligations	—	34,958,008	—	34,958,008
Total Assets	$737,992	$404,682,990	$—	$405,420,982

Notes to Financial Statements (Continued)

October 31, 2017

	Level 1	Level 2	Level 3	Total
Liabilities:
Futures Contracts	$(483,380)	$—	$—	$(483,380)
Total Liabilities	$(483,380)	$—	$—	$(483,380)
Total	$254,612	$404,682,990	$—	$404,937,602

Core Plus Bond

	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Mortgage Obligations	$—	$4,144,662	$—	$4,144,662
Commercial Mortgage-Backed Security	—	8,975,080	—	8,975,080
Corporate Bonds	—	694,836,963	—	694,836,963
Mortgage-Backed Securities	—	240,397,105	—	240,397,105
Preferred Stocks	11,743,733	—	—	11,743,733
Repurchase Agreement	—	13,108,970	—	13,108,970
Short-Term Investments	316,935	24,994,798	—	25,311,733
U.S. Treasury Obligations	—	192,026,548	—	192,026,548
Total	$12,060,668	$1,178,484,126	$—	$1,190,544,794

Government Money Market

Assets:	Level 1	Level 2	Level 3	Total
Investment Companies	$2,000,000	$—	$—	$2,000,000
Repurchase Agreements	—	358,000,000	—	358,000,000
U.S. Government Agency Securities	—	263,585,005	—	263,585,005
U.S. Treasury Obligations	—	8,149,897	—	8,149,897
Total	$2,000,000	$629,734,902	$—	$631,734,902

California Intermediate Tax Free Bond

	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$140,711,293	$—	$140,711,293
Short-Term Investment	10,043	—	—	10,043
Total	$10,043	$140,711,293	$—	$140,721,336

National Intermediate Tax Free Bond

	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$30,071,528	$—	$30,071,528
Short-Term Investment	4,353	—	—	4,353
Total	$4,353	$30,071,528	$—	$30,075,881

Notes to Financial Statements (Continued)

October 31, 2017

High Yield Bond

	Level 1	Level 2	Level 3	Total
Assets:
Commercial Mortgage-Backed Securities	$—	$153,180	$—	$153,180
Corporate Bonds
Aerospace & Defense	—	491,109	—	491,109
Auto Components	—	288,544	—	288,544
Automobiles	—	43,425	—	43,425
Banks	—	994,093	—	994,093
Building Products	—	200,619	—	200,619
Capital Markets	—	301,754	—	301,754
Chemicals	—	408,683	—	408,683
Commercial Services & Supplies	—	867,094	—	867,094
Communications Equipment	—	217,875	—	217,875
Construction & Engineering	—	425,946	—	425,946
Construction Materials	—	205,260	—	205,260
Consumer Finance	—	697,567	—	697,567
Containers & Packaging	—	329,664	—	329,664
Diversified Financial Services	—	484,746	—	484,746
Diversified Telecommunication Services	—	2,106,696	—	2,106,696
Electric Utilities	—	45,338	—	45,338
Electronic Equipment, Instruments & Components	—	83,062	—	83,062
Energy Equipment & Services	—	652,249	—	652,249
Equity Real Estate Investment Trusts (REITs)	—	331,639	—	331,639
Food & Staples Retailing	—	96,450	—	96,450
Food Products	—	378,146	—	378,146
Gas Utilities	—	76,594	—	76,594
Health Care Equipment & Supplies	—	141,013	—	141,013
Health Care Providers & Services	—	1,562,600	—	1,562,600
Hotels, Restaurants & Leisure	—	1,396,896	—	1,396,896
Household Durables	—	441,977	—	441,977
Independent Power and Renewable Electricity Producers	—	592,044	—	592,044
Insurance	—	190,625	—	190,625
Internet & Direct Marketing Retail	—	124,603	—	124,603
Internet Software & Services	—	168,600	—	168,600
IT Services	—	339,791	—	339,791
Machinery	—	659,062	—	659,062
Marine	—	122,600	—	122,600
Media	—	1,672,257	—	1,672,257
Metals & Mining	—	863,715	—	863,715
Multiline Retail	—	23,976	—	23,976
Oil, Gas & Consumable Fuels	—	2,968,304	—	2,968,304
Paper & Forest Products	—	78,000	—	78,000
Pharmaceuticals	—	452,356	—	452,356
Professional Services	—	118,487	—	118,487
Real Estate Management & Development	—	131,750	—	131,750
Road & Rail	—	202,598	—	202,598
Semiconductors & Semiconductor Equipment	—	108,250	—	108,250
Software	—	274,179	—	274,179
Specialty Retail	—	148,837	—	148,837
Technology Hardware, Storage & Peripherals	—	597,756	—	597,756

Notes to Financial Statements (Continued)

October 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Thrifts & Mortgage Finance	$—	$469,281	$—	$469,281
Trading Companies & Distributors	—	129,825	—	129,825
Wireless Telecommunication Services	—	571,469	—	571,469
Total Corporate Bonds	$—	$24,277,404	$—	$24,277,404
Forward Foreign Currency Contracts	—	6,361	—	6,361
Preferred Stock	—	—	—	—
Warrant	—	—	—	—
Total	$—	$24,436,945	$—	$24,436,945

Inflation-Protected Securities

	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury Obligations	$—	$213,535,422	$—	$213,535,422
Total Assets	$—	$213,535,422	$—	$213,535,422
Liabilities:
Futures Contracts	$(36,694)	$—	$—	$(36,694)
Total Liabilities	$(36,694)	$—	$—	$(36,694)
Total	$(36,694)	$213,535,422	$—	$213,498,728

Wisconsin Tax Exempt

	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$—	$77,669,693	$—	$77,669,693
Short-Term Investment	1,962,718	—	—	1,962,718
Total	$1,962,718	$77,669,693	$—	$79,632,411

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2017, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the year ended October 31, 2017, High Yield Bond held one common stock, one corporate bond, one preferred stock and one warrant investment that were categorized as Level 3 investments which were each valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert

Notes to Financial Statements (Continued)

October 31, 2017

foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from investment transactions and net change in unrealized appreciation/(depreciation) from investments. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Options

Bond purchased options on futures contracts, which are exchange-traded. Such option investments are utilized to gain exposure to and/or hedge against changes in interest rates. The purchase of options serves as a short hedge. Options on futures contracts are valued at their quoted daily settlement prices and are generally categorized as Level 1 investments within the hierarchy.

Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, and otherwise at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. The Fund uses only American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

A Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If a Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by a Fund) expose a Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will not enter into any options

Notes to Financial Statements (Continued)

October 31, 2017

transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Bond’s purchased options are disclosed in the Statement of Assets and Liabilities under “Investment securities, at value” and in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities” and “Net change in unrealized appreciation/depreciation in the value of investment securities.”

(d)	Forward Foreign Currency Contracts

High Yield Bond is subject to foreign currency exchange risk in the normal course of pursuing its objective(s). High Yield Bond entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked-to-market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time of the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

High Yield Bond’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/ (depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts.”

(e)	Futures Contracts

Bond and Inflation-Protected Securities are subject to interest rate risk in the normal course of pursuing their objectives. Bond and Inflation-Protected Securities entered into financial futures contracts (“futures contracts”) to gain exposure to and/ or hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s

Notes to Financial Statements (Continued)

October 31, 2017

notional value. Under a futures contract, the Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

The Funds’ futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

At October 31, 2017, High Yield Bond had no open futures contracts.

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2017

Bond

Assets:	Statement of Assets and Liabilities	Fair Value
Purchased Options Interest rate risk	Investment securities, at value	$262,500
Futures Contracts(a) Interest rate risk	Unrealized appreciation from futures contracts	403,167
Total		$665,667
Liabilities:
Futures Contracts(a) Interest rate risk	Unrealized depreciation from futures contracts	$(483,380)
Total		$(483,380)

Notes to Financial Statements (Continued)

October 31, 2017

High Yield Bond

Liabilities:	Statement of Assets and Liabilities	Fair Value
Forward Foreign Currency Contracts Currency risk	Unrealized appreciation on forward foreign currency contracts	$6,361
Total		$6,361

Inflation-Protected Securities

Liabilities:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a) Interest rate risk	Unrealized depreciation from futures contracts	$(36,694)
Total		$(36,694)
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017

Bond

Realized Gains (Losses):	Total
Futures Contracts Interest rate risk	$(2,578,302)
Total	$(2,578,302)

High Yield Bond

Realized Gains (Losses):	Total
Futures Contracts Interest rate risk	$(2,089)
Forward Foreign Currency Contracts Currency Risk	(28,362)
Total	$(30,451)

Inflation-Protected Securities

Realized Gains (Losses):	Total
Futures Contracts Interest rate risk	$10,518
Total	$10,518

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2017

Notes to Financial Statements (Continued)

October 31, 2017

Bond

Unrealized Appreciation/Depreciation:	Total
Purchased Options(a) Interest rate risk	$(176,080)
Futures Contracts Interest rate risk	(124,651)
Total	$(300,731)

High Yield Bond

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts Currency Risk	$(3,693)
Total	$(3,693)

Inflation-Protected Securities

Unrealized Appreciation/Depreciation:	Total
Futures Contracts Interest rate risk	$(36,694)
Total	$(36,694)
(a)	Purchased options are disclosed in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.”

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2017:

Bond

Options:
Average Value Purchased	$78,606
Average Number of Purchased Option Contracts	92
Futures Contracts:
Average Notional Balance Long	$94,980,363
Average Notional Balance Short	$94,968,599

High Yield Bond

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Sold	$578,657

Inflation-Protected Securities

Futures Contracts:
Average Notional Balance Long	$1,517,357

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. In order to better define its contractual rights and to secure rights that

Notes to Financial Statements (Continued)

October 31, 2017

will help the Funds mitigate its counterparty risk, the Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At October 31, 2017, Bond and Inflation-Protected Securities have entered into futures contracts. The futures contract agreements do not provide for netting arrangements.

For financial reporting purposes, High Yield Bond does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth High Yield Bond’s net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar arrangements as of October 31, 2017:

High Yield Bond

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Derivative Assets	Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Bank	Forward Foreign Currency Contracts	$6,361	$—	$—	$6,361
Total		$6,361	$—	$—	$6,361

Amounts designated as “—” are zero.

(f)	Securities Lending

During the year ended October 31, 2017, Bond and Core Plus Bond entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

Notes to Financial Statements (Continued)

October 31, 2017

The Funds receive payments from BBH equivalent to any interest while on loan, in lieu of income which is included as “Interest income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2017, which were comprised of cash, were as follows:

Fund	Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Bond	$3,063,798
Core Plus Bond	13,425,905

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Funds’ total assets.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2017, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

(g)	Joint Repurchase Agreements

During the year ended October 31, 2017, Bond and Core Plus Bond, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities Exchange Commission (“SEC”), transferred cash collateral received from

Notes to Financial Statements (Continued)

October 31, 2017

securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2017, the joint repo on a gross basis was as follows:

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $243,106,888, collateralized by U.S. Treasury Notes, ranging from 1.88%—2.25%, maturing 1/31/2022— 2/15/2027; total market value $247,962,381.

At October 31, 2017, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bond	Royal Bank of Canada	$2,991,473	$—	$2,991,473	$(2,991,473)	$—
Core Plus Bond	Royal Bank of Canada	13,108,970	—	13,108,970	(13,108,970)	—

Amounts designated as “—” are zero.

*	At October 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

During the year ended October 31, 2017, Government Money Market, along with another series of Nationwide Variable Insurance Trust (“NVIT”), pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash through a joint account at JPMorgan Chase Bank, N.A. (“JPMorgan”), Government Money Market’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, Government Money Market has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller

Notes to Financial Statements (Continued)

October 31, 2017

defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by Government Money Market may be delayed or limited.

At October 31, 2017, the joint repos on a gross basis were as follows:

ABN Amro Bank NV, 1.06%, dated 10/31/2017, due 11/1/2017, repurchase price $100,002,944, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.00%—5.50%, maturing 11/30/2018—5/15/2047; total market value $102,445,383.

Natixis Financial Products LLC, 1.04%, dated 10/26/2017, due 11/2/2017, repurchase price $150,030,333, collateralized by U.S. Government Treasury Securities, ranging from 0.13%—3.63%, maturing 4/15/2018—11/15/2046; total market value $153,030,968.

Natixis Financial Products LLC, 1.07%, dated 10/31/2017, due 11/1/2017, repurchase price $50,001,486, collateralized by U.S. Government Agency and Treasury Securities, ranging from 1.13%—6.63%, maturing 2/28/2021—11/1/2047; total market value $51,102,233.

RBS Securities, Inc., 1.04%, dated 10/26/2017, due 11/2/2017, repurchase price $250,050,556, collateralized by U.S. Government Treasury Securities, ranging from 0.13%—5.38%, maturing 2/28/2018—11/15/2044; total market value $255,040,493.

RBS Securities, Inc., 1.05%, dated 10/31/2017, due 11/1/2017, repurchase price $276,008,050, collateralized by U.S. Government Treasury Securities, ranging from 0.00%—2.50%, maturing 11/30/2017—8/15/2025; total market value $281,524,333.

Wells Fargo Securities LLC, 1.06%, dated 10/31/2017, due 11/1/2017, repurchase price $500,014,722, collateralized by U.S. Government Agency Securities, ranging from 0.00%—5.50%, maturing 2/12/2018—1/15/2055; total market value $511,810,411.

At October 31, 2017, Government Money Market’s investment in the joint repos was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repos was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Government Money Market	ABN Amro Bank NV	$50,000,000	$—	$50,000,000	$(50,000,000)	$—
Government Money Market	Natixis Financial Products LLC	25,000,000	—	25,000,000	(25,000,000)	—
Government Money Market	Natixis Financial Products LLC	25,000,000	—	25,000,000	(25,000,000)	—
Government Money Market	RBS Securities, Inc	50,000,000	—	50,000,000	(50,000,000)	—
Government Money Market	RBS Securities, Inc	100,000,000	—	100,000,000	(100,000,000)	—
Government Money Market	Wells Fargo Securities LLC	108,000,000	—	108,000,000	(108,000,000)	—

Amounts designated as “—” are zero.

Notes to Financial Statements (Continued)

October 31, 2017

*	At October 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in each joint repo. Please refer to the Statement of Investments for Government Money Market’s undivided interest in each joint repo and related collateral.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income on a Fund’s Statement of Operations. In the event that a deflation reduction exceeds total interest income, the amount characterized as deflation is recorded as an increase to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/loss from investment transactions in the Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2017 are primarily attributable to paydown reclass, redesignation of distributions, expiration of capital loss carryforwards, amortization adjustments, investments in perpetual bonds and distribution in excess. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2017 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Bond	$—	$258,425	$(258,425)
Core Plus Bond	358	2,517,697	(2,518,055)
Government Bond	(28,229)	44,376	(16,147)
Government Money Market	—	38	(38)
HM Bond	—	549,936	(549,936)
California Intermediate Tax Free Bond	—	(27,955)	27,955
National Intermediate Tax Free Bond	—	(335)	335
Short Term Bond	(214,854)	554,963	(340,109)
High Yield Bond	(25,725,339)	(15,673)	25,741,012
Inflation-Protected Securities	—	—	—
Wisconsin Tax Exempt	—	(19,619)	19,619

Amounts designated as “—” are zero or have been rounded to zero.

Notes to Financial Statements (Continued)

October 31, 2017

(j)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(k)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of October 31, 2017, the subadviser for each Fund is as follows:

Fund	Subadviser
Bond	Nationwide Asset Management, LLC (“NWAM”)(a)
Core Plus Bond	Thompson, Siegel & Walmsley LLC
Government Bond	NWAM(a)
Government Money Market	Federated Investment Management Company
HM Bond	HighMark Capital Management, Inc. (“HighMark”)
California Intermediate Tax Free Bond	HighMark
National Intermediate Tax Free Bond	HighMark
Short Term Bond	HighMark
High Yield Bond	UBS Asset Management (Americas) Inc.
Inflation-Protected Securities	NWAM(a)
Wisconsin Tax Exempt	Ziegler Capital Management, LLC
(a)	NWAM is an affiliate of NFA.

Notes to Financial Statements (Continued)

October 31, 2017

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2017, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond(a)	Up to $250 million	0.41%
	$250 million up to $1 billion	0.385%
	$1 billion up to $2 billion	0.36%
	$2 billion up to $5 billion	0.335%
	$5 billion and more	0.31%
Core Plus Bond	Up to $500 million	0.45%
	$500 million up to $1 billion	0.425%
	$1 billion and more	0.40%
Government Bond(a)	Up to $250 million	0.35%
	$250 million up to $1 billion	0.325%
	$1 billion up to $2 billion	0.30%
	$2 billion up to $5 billion	0.275%
	$5 billion and more	0.25%
Government Money Market(b)	Up to $1 billion	0.30%
	$1 billion up to $2 billion	0.28%
	$2 billion up to $5 billion	0.26%
	$5 billion and more	0.24%
HM Bond(a)	Up to $250 million	0.41%
	$250 million up to $1 billion	0.385%
	$1 billion up to $2 billion	0.36%
	$2 billion up to $5 billion	0.335%
	$5 billion and more	0.31%
California Intermediate Tax Free Bond	Up to $250 million	0.45%
	$250 million and more	0.40%
National Intermediate Tax Free Bond	Up to $250 million	0.45%
	$250 million and more	0.40%
Short Term Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	$10 billion and more	0.275%
High Yield Bond	Up to $500 million	0.55%
	$500 million up to $1 billion	0.50%
	$1 billion and more	0.475%
Inflation-Protected Securities	Up to $1 billion $1 billion and more	0.25 0.23	% %
Wisconsin Tax Exempt	Up to $250 million	0.50%
	$250 million and more	0.40%
(a)	For the period from May 1, 2017 through October 31, 2017.
(b)	For the period from March 9, 2017 through October 31, 2017.

Notes to Financial Statements (Continued)

October 31, 2017

Prior to May 1, 2017, under the terms of the Investment Advisory Agreement, Bond, Government Bond and HM Bond paid NFA an investment advisory fee based on that Fund’s average daily net assets according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond	Up to $250 million	0.44%
	$250 million up to $1 billion	0.415%
	$1 billion up to $2 billion	0.39%
	$2 billion up to $5 billion	0.365%
	$5 billion and more	0.34%
Government Bond	Up to $250 million	0.45%
	$250 million up to $1 billion	0.425%
	$1 billion up to $2 billion	0.40%
	$2 billion up to $5 billion	0.375%
	$5 billion and more	0.35%
HM Bond	Up to $250 million	0.44%
	$250 million up to $1 billion	0.415%
	$1 billion up to $2 billion	0.39%
	$2 billion up to $5 billion	0.365%
	$5 billion and more	0.34%

Prior to March 9, 2017, under the terms of the Investment Advisory Agreement, Government Money Market paid NFA an investment advisory fee based on that Fund’s average daily net assets according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Government Money Market	Up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	$5 billion and more	0.34%

For the year ended October 31, 2017, the effective advisory fee rates before and after voluntary advisory fee waivers were as follows

Fund	Effective Advisory Fee Rate Before Contractual* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers and Expense Reimbursements
Bond	0.41%	N/A	0.35%
Core Plus Bond	0.43	N/A	0.43
Government Bond	0.40	N/A	0.17
Government Money Market	0.34	0.32%	0.32
HM Bond	0.41	N/A	0.41
California Intermediate Tax Free Bond	0.45	N/A	0.34
National Intermediate Tax Free Bond	0.45	N/A	0.00
Short Term Bond	0.35	N/A	0.35
High Yield Bond	0.55	N/A	0.00

Notes to Financial Statements (Continued)

October 31, 2017

Fund	Effective Advisory Fee Rate Before Contractual* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers and Expense Reimbursements
Inflation-Protected Securities	0.25%	N/A	0.16%
Wisconsin Tax Exempt	0.50	N/A	0.34

N/A — Not Applicable.

*	Voluntary waivers may be discontinued at any time at the discretion of NFA.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the affiliated and unaffiliated subadvisers. NFA paid the affiliated subadviser $959,476 during the year ended October 31, 2017.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 28, 2018.

Fund	Classes	Amount (annual rate)
Bond	All Classes	0.44%
Core Plus Bond	All Classes	0.70
Government Bond	All Classes	0.70
Government Money Market	Class R6	0.59
	Investor Shares	0.59
	Service Class	0.59	(a)
HM Bond	All Classes	0.65
California Intermediate Tax Free Bond	All Classes	0.49
National Intermediate Tax Free Bond	All Classes	0.47
Short Term Bond	All Classes	0.45
High Yield Bond	All Classes	0.75
Inflation-Protected Securities	All Classes	0.30
Wisconsin Tax Exempt	All Classes	0.60
(a)	Effective through February 28, 2018, Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to the Fund’s Administrative Services Plan shall be limited to 0.75%. NFD waived Distribution fees for Government Money Market, Service Class, in the amount of $647.

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense

Notes to Financial Statements (Continued)

October 31, 2017

limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2017, the cumulative potential reimbursements for the Funds, listed by year in which NFA waived fees or reimbursed expenses to the Funds are:

Fund	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Total
Bond	$336,736	$404,470	$333,838	$1,075,044
Core Plus Bond	—	—	—	—
Government Bond	4,983	77,780	98,155	180,918
Government Money Market	—	—	—	—
HM Bond(a)	—	—	—	—
California Intermediate Tax Free Bond(a)	—	117,339	184,934	302,273
National Intermediate Tax Free Bond(a)	—	129,138	211,838	340,976
Short Term Bond(a)	—	1,695	9,796	11,491
High Yield Bond	148,837	174,403	171,510	494,750
Inflation-Protected Securities	102,179	129,005	169,094	400,278
Wisconsin Tax Exempt	—	84,759	139,085	223,844

Amounts designated as “—” are zero or have been rounded to zero.

(a)	NFA has agreed with the Board of Trustees, NFA will not seek recoupment of fees waived prior to April 1, 2016.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and NVIT, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2017, NFM earned $1,753,841 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Notes to Financial Statements (Continued)

October 31, 2017

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2017, the Funds’ aggregate portion of such costs amounted to $16,414.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares(a)	Class R Shares(b)	Service Class Shares
Bond	0.25%	1.00%	0.50%	N/A
Core Plus Bond	0.25	N/A	N/A	N/A
Government Bond	0.25	1.00	0.50	N/A
Government Money Market	N/A	N/A	N/A	0.15%
HM Bond	0.25	0.75	N/A	N/A
California Intermediate Tax Free Bond	0.25	0.75	N/A	N/A
National Intermediate Tax Free Bond	0.25	0.75	N/A	N/A
Short Term Bond	0.25	0.75	N/A	N/A
High Yield Bond	0.25	0.75	N/A	N/A
Inflation-Protected Securities	0.25	N/A	N/A	N/A
Wisconsin Tax Exempt	0.25	0.75	N/A	N/A

N/A — Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and the remainder a distribution fee.
(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Core Plus Bond and High Yield Bond Class A sales charges range from 0.00% to 4.25%, and Bond, Government Bond, HM Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, Inflation-Protected Securities and Wisconsin Tax Exempt Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2017, the Funds imposed front-end sales charges of $130,876. From these fees, NFD retained a portion amounting to $10,237.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 0.75% for Bond, Core Plus Bond, Government Bond, High Yield Bond, and Inflation-Protected Securities and 0.50% for HM Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, and Wisconsin Tax Exempt. Class C CDSCs are 1.00% for Bond,

Notes to Financial Statements (Continued)

October 31, 2017

Government Bond, HM Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, Short Term Bond, and Wisconsin Tax Exempt and 0.75% for High Yield Bond. During the year ended October 31, 2017, the Funds imposed CDSCs of $2,965. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, Investor Shares, Institutional Service Class, and Service Class shares of each of the Funds.

For the year ended October 31, 2017, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C Shares	Class R Shares	Investor Class Shares	Institutional Service Class	Service Class
Bond	0.05%	0.05%	0.20%	N/A	0.06%	N/A
Core Plus Bond	0.12	N/A	N/A	N/A	0.10	N/A
Government Bond	0.11	0.04	0.25	N/A	0.08	N/A
Government Money Market	N/A	N/A	N/A	0.15%	N/A	0.15%
HM Bond	0.14	0.08	N/A	N/A	0.25	N/A
California Intermediate Tax Free Bond	0.07	0.05	N/A	N/A	0.09	N/A
National Intermediate Tax Free Bond	0.07	0.04	N/A	N/A	0.06	N/A
Short Term Bond	0.08	0.08	N/A	N/A	0.08	N/A
High Yield Bond	0.14	0.11	N/A	N/A	0.14	N/A
Inflation-Protected Securities	0.07	N/A	N/A	N/A	0.15	N/A
Wisconsin Tax Exempt	0.05	0.05	N/A	N/A	0.04	N/A

N/A — Not Applicable.

For the year ended October 31, 2017, each Fund’s total administrative services fees were as follows:

Fund	Amount
Bond	$39,015
Core Plus Bond	13,732
Government Bond	38,461
Government Money Market	531,381
HM Bond	732,596
California Intermediate Tax Free Bond	79,302
National Intermediate Tax Free Bond	12,986
Short Term Bond	114,482
High Yield Bond	30,235
Inflation-Protected Securities	1,037
Wisconsin Tax Exempt	40,203

Notes to Financial Statements (Continued)

October 31, 2017

During the year ended October 31, 2017, NFA voluntarily waived investment advisory fees payable by Government Money Market in an amount equal to $104,591. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Service Class shares of Government Money Market in an amount equal to $1,424. Also during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Investor Shares and Service Class shares of Government Money Market in an amount equal to $136,936. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by Government Money Market of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represents that any of these voluntary waivers will be continued or repeated.

As of October 31, 2017, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond	85.59%
Core Plus Bond	90.08
Government Bond	28.63
Government Money Market	25.67
HM Bond	55.19
California Intermediate Tax Free Bond	—
National Intermediate Tax Free Bond	—
Short Term Bond	58.90
High Yield Bond	—
Inflation-Protected Securities	99.35
Wisconsin Tax Exempt	0.01

Amounts designated as “—” are zero or have been rounded to zero.

4.  Line of Credit, Interfund Lending, and Earnings Credit

The Trust, excluding Government Money Market, and NVIT (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended October 31, 2017, the Funds had no borrowings under the line of credit.

Notes to Financial Statements (Continued)

October 31, 2017

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2017, none of the Funds engaged in interfund lending.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund. Credits earned, if any, are presented in the Statement of Operations.

5.  Investment Transactions

For the year ended October 31, 2017, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales
Bond	$336,853,016	$468,905,242
Core Plus Bond	1,148,767,434	973,510,796
Government Bond	21,570,103	31,783,947
HM Bond	411,648,861	367,151,595
California Intermediate Tax Free Bond	20,306,594	58,504,802
National Intermediate Tax Free Bond	13,128,756	33,408,901
Short Term Bond	173,894,295	213,762,592
High Yield Bond	22,787,690	24,053,471
Inflation-Protected Securities	129,500,626	59,396,492
Wisconsin Tax Exempt	3,634,241	14,244,881
*	Includes purchases and sales of long-term U.S. Government securities, if any.

For the year ended October 31, 2017, purchases and sales of U.S. Government securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond	$105,862,426	$141,856,678
Core Plus Bond	598,873,087	479,226,867
Government Bond	16,513,743	12,905,947
HM Bond	288,409,795	169,762,953
California Intermediate Tax Free Bond	—	—
National Intermediate Tax Free Bond	—	—
Short Term Bond	64,380,351	63,184,648
High Yield Bond	—	—
Inflation-Protected Securities	137,568,447	67,482,676
Wisconsin Tax Exempt	—	—

Amounts designated as “—” are zero or have been rounded to zero.

Notes to Financial Statements (Continued)

October 31, 2017

6. Portfolio Investment Risks

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues

Notes to Financial Statements (Continued)

October 31, 2017

on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Concentration of Credit Risk

As of the date of these financial statements, the California Intermediate Tax-Free Bond Fund invests in debt securities issued by the State of California and its political subdivisions. As of the date of these financial statements, the Wisconsin Tax- Exempt Fund invests in debt securities issued by the State of Wisconsin and its political subdivisions. The ability of the issuers of the securities held by these Funds to meet their obligations may be affected by economic and political developments in their respective states.

Other

California Intermediate Tax Free Bond, National Intermediate Tax Free Bond, and Wisconsin Tax Exempt may invest through an omnibus account at the Funds’ custodian, JPMorgan, any

Notes to Financial Statements (Continued)

October 31, 2017

un-invested cash on a daily basis into one of the following money market funds: Dreyfus AMT Tax Exempt Cash Management, Institutional Shares, or Morgan Stanley Institutional Liquidity Funds Tax Exempt, Institutional Class. As with investments in any money market fund, the Funds’ investments in the aforementioned money market funds are neither guaranteed nor insured, and shares of these money market funds may decline in value, causing losses to the Funds.

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Funds’ financial statements for the year ended October 31, 2017.

9.  Other

As of October 31, 2017, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond	51.44%	3	(a)
Core Plus Bond	27.26	2	(a)
Government Bond	23.95	1	(a)
Government Money Market	52.72	2
HM Bond	75.40	4	(a)
California Intermediate Tax Free Bond	50.17	3

Notes to Financial Statements (Continued)

October 31, 2017

Fund	% of Shares	Number of Accounts
National Intermediate Tax Free Bond	65.91%	4
Short Term Bond	70.20	4	(a)
High Yield Bond	46.81	1
Inflation-Protected Securities	61.46	4	(a)
Wisconsin Tax Exempt	38.57	2

(a) All or a portion of the accounts are the accounts of affiliated funds.

10.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Total Tax-exempt Distributions	Return of Capital	Total Distributions Paid
Bond	$16,658,089	$160,453	$16,818,542	$—	$—	16,818,542
Core Plus Bond	37,462,746	—	37,462,746		—	37,462,746
Government Bond	755,984	—	755,984		—	755,984
Government Money Market	1,909,383	—	1,909,383		—	1,909,383
HM Bond	11,348,083	4,943,252	16,291,335		—	16,291,335
California Intermediate Tax Free Bond	501	2,467,551	2,468,052	3,111,878	—	5,579,930
National Intermediate Tax Free Bond	—	1,490,128	1,490,128	632,107	—	2,122,235
Short Term Bond	5,120,519	—	5,120,519		—	5,120,519
High Yield Bond	1,320,593	—	1,320,593		—	1,320,593
Inflation-Protected Securities	2,702,715	—	2,702,715		—	2,702,715
Wisconsin Tax Exempt	—	—	—	2,187,734	—	2,187,734

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Total Tax-exempt Distributions	Return of Capital	Total Distributions Paid
Bond	$11,626,192	$—	$11,626,192	$—	$—	$11,626,192
Core Plus Bond	32,730,932	—	32,730,932	—	—	32,730,932
Government Bond	863,507	—	863,507	—	36,908	900,415
Government Money Market	220,104	—	220,104	—	—	220,104
HM Bond	12,491,670	861,861	13,353,531	—	—	13,353,531

Notes to Financial Statements (Continued)

October 31, 2017

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Total Tax-exempt Distributions	Return of Capital	Total Distributions Paid
California Intermediate Tax Free Bond	$—	$518,856	$518,856	$3,969,848	$—	$4,488,704
National Intermediate Tax Free Bond	—	1,018,316	1,018,316	1,113,233	—	2,131,549
Short Term Bond	4,783,793	—	4,783,793	—	—	4,783,793
High Yield Bond	1,391,227	—	1,391,227	—	—	1,391,227
Inflation-Protected Securities	—	—	—	—	—	—
Wisconsin Tax Exempt	—	—	—	2,718,586	—	2,718,586

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)

Bond	$959,434	$—	$—	$959,434	$(1,129,267)	$(6,334,985)	$5,276,963	$(1,227,855)
Core Plus Bond	3,308,325	—	—	3,308,325	(3,069,322)	(7,218,232)	6,741,279	(237,950)
Government Bond	—	—	—	—	(57,619)	(1,472,685)	375,211	(1,155,093)
Government Money Market	320,868	—	—	320,868	(320,623)	—	—	245
HM Bond	910,316	—	—	910,316	(886,358)	(772,750)	3,697,956	2,949,164
California Intermediate Tax Free Bond	54,184	230,164	1,950,138	2,234,486	(232,352)	—	4,204,133	6,206,267
National Intermediate Tax Free Bond	—	38,421	272,326	310,747	(38,383)	—	349,313	621,677
Short Term Bond	366,444	—	—	366,444	(421,087)	(6,859,821)	(650,118)	(7,564,582)
High Yield Bond	144,782	—	—	144,782	(120,946)	(3,302,976)	651,645	(2,627,495)
Inflation-Protected Securities	184,428	—	—	184,428	—	(5,250,981)	(4,010,732)	(9,077,285)
Wisconsin Tax Exempt	—	348,616	—	348,616	(92,022)	(5,577,836)	(2,084,807)	(7,406,049)

Amounts designated as “—” are zero or have rounded to zero.

*	Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

Notes to Financial Statements (Continued)

October 31, 2017

As of October 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond	$399,664,910	$6,881,183	$(1,608,491)	$5,272,692
Core Plus Bond	1,183,918,515	14,871,322	(8,245,043)	6,626,279
Government Bond	37,318,535	747,669	(372,458)	375,211
Government Money Market	631,734,902	450	(450)	—
HM Bond	603,425,402	9,652,304	(5,954,348)	3,697,956
California Intermediate Tax Free Bond	136,517,203	4,433,840	(229,707)	4,204,133
National Intermediate Tax Free Bond	29,726,568	434,486	(85,173)	349,313
Short Term Bond	334,193,867	867,634	(1,517,752)	(650,118)
High Yield Bond	23,781,582	668,022	(12,659)	655,363
Inflation-Protected Securities	217,509,460	—	(4,010,732)	(4,010,732)
Wisconsin Tax Exempt	81,717,218	3,270,711	(5,355,518)	(2,084,807)

Amounts designated as “—” are zero or have been rounded to zero

As of October 31, 2017, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
Bond	$6,334,985	Unlimited
Core Plus Bond	7,218,232	Unlimited
Government Bond	1,472,685	Unlimited
HM Bond	772,750	Unlimited
Short Term Bond	6,859,821	Unlimited
High Yield Bond	3,302,976	Unlimited
Inflation-Protected Securities	5,250,981	Unlimited
Wisconsin Tax Exempt	5,577,836	Unlimited

During the year ended October 31, 2017, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
Government Bond	$98,640	$—
Short Term Bond	—	214,854
High Yield Bond	556,720	25,725,339

Amounts designated as “—” are zero or have rounded to zero.

Notes to Financial Statements (Continued)

October 31, 2017

11.  Subsequent Events

On June 14, 2017, the Board of Trustees of the Trust (the “Board of Trustees”), including a majority of the trustees who are not interested persons, unanimously approved a Plan of Reorganization between High Yield Bond and Core Plus Bond, each a series of the Trust, pursuant to which High Yield Bond was merged into Core Plus Bond (the “Merger”). Shareholders of High Yield Bond were not required, and were not requested, to approve the Merger. Further information regarding the details of the Merger and Core Plus Bond will be provided in an information statement that will be delivered to High Yield Bond shareholders. The Merger was finalized on December 1, 2017.

On June 14, 2017, the Board of Trustees, including a majority of the trustees who are not interested persons, unanimously approved a Plan of Reorganization between Government Bond and Inflation-Protected Securities, each a series of the Trust, pursuant to which Government Bond was merged into Inflation-Protected Securities (the “Merger”). Shareholders of Government Bond were not required, and were not requested, to approve the Merger. Further information regarding the details of the Merger and Inflation-Protected Securities will be provided in an information statement that will be delivered to Government Bond shareholders. The Merger was finalized on December 1, 2017.

On November 8, 2017, the Board of Trustees approved the termination of HighMark Capital Management, Inc. as subadviser of HM Bond, California Intermediate Tax Free Bond, National Intermediate Tax Free Bond and Short Term Bond and approved the appointment of Loomis, Sayles & Company, LP to subadvise HM Bond and Short Term Bond and Massachusetts Financial Services Company to subadvise California Intermediate Tax Free Bond and National Intermediate Tax Free Bond. The change was effective November 13, 2017 (the “Effective Date”). As of the Effective Date, HM Bond was renamed “Nationwide Loomis Bond Fund” (“Loomis Bond”), California Intermediate Tax Free Bond was renamed “Nationwide California Intermediate Tax Free Bond Fund”, National Intermediate Tax Free Bond was renamed “Nationwide National Intermediate Tax Free Bond Fund” and Short Term Bond was renamed “Nationwide Loomis Short-Term Bond Fund”.

On December 6, 2017, the Board of Trustees approved Loomis Bond to be further renamed “Nationwide Loomis Core Bond Fund”. The change was effective December 7, 2017.

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

October 31, 2017

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of the Nationwide Bond Fund, Nationwide Core Plus Bond Fund, Nationwide Government Bond Fund, Nationwide Government Money Market Fund, Nationwide Loomis Bond Fund, Nationwide California Intermediate Tax Free Bond Fund, Nationwide National Intermediate Tax Free Fund, Nationwide Loomis Short Term Bond Fund, Nationwide High Yield Bond Fund, Nationwide Inflation-Protected Securities Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bond Fund, Nationwide Core Plus Bond Fund, Nationwide Government Bond Fund, Nationwide Government Money Market Fund, Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund, Nationwide High Yield Bond Fund, Nationwide Inflation-Protected Securities Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund (eleven series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) as of October 31, 2017, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for Nationwide Bond Fund, Nationwide Core Plus Bond Fund, Nationwide Government Bond Fund, Nationwide Government Money Market Fund, Nationwide High Yield Bond Fund and Nationwide Inflation-Protected Securities Fund, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, for the period August 1, 2014 through October 31, 2014 and for the year ended July 31, 2014 for Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers and underlying funds’ transfer agent and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinions.

The financial statements of Nationwide HighMark Bond Fund, Nationwide HighMark California Intermediate Tax Free Bond Fund, Nationwide HighMark National Intermediate Tax Free Bond Fund, Nationwide HighMark Short Term Bond Fund and Nationwide Ziegler Wisconsin Tax Exempt Fund, as of and for the year ended July 31, 2013 and the financial highlights for each of the periods ended on or prior to July 31, 2013 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 25, 2013 expressed an unqualified opinion on those financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm (Continued)

October 31, 2017

Subsequent Event

As discussed in Note 11 to the financial statements, the Board of Trustees approved a plan to reorganize Nationwide High Yield Bond Fund into Nationwide Core Plus Bond Fund and Nationwide Government Bond into Nationwide Inflation-Protected Securities Fund on June 14, 2017.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2017

Supplemental Information

October 31, 2017 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2017 Form 1099-DIV.

For the taxable year ended October 31, 2017, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Core Plus Bond	1.84%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Bond	$160,453
HM Bond	4,943,252
California Intermediate Tax Free Bond	2,467,551
National Intermediate Tax Free Bond	1,490,128

Management Information

October 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 53 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	113

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	113

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	113

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	113

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

Management Information (Continued)

October 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	113
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that measures the performance of U.S. dollar-denominated tax-exempt bonds with maturities of seven years, including state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays Global Aggregate Bond Index (hedged to USD): An unmanaged index that measures global investment-grade debt, including Treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers, with a remaining maturity of at least one year. Performance is calculated and hedged in U.S. dollars.

Bloomberg Barclays U.S. Municipal Bond Index: An unmanaged index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds, serves as a broad market performance index for the tax exempt bond market.

Bloomberg Barclays U.S. Government/Credit 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency) with maturities of one year or more); generally representative of the bond market as a whole.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury with a remaining maturity of at least one year; a subset of the Global Inflation-Linked Index (Series-L).

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill). ©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

ICE BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

Market Index Definitions (cont.)

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

ICE BofAML US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated corporate bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

Market Index Definitions (cont.)

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe; includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

Market Index Definitions (cont.)

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities their principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up process: A method of investing that involves the selection of equity securities based on their individual attributes regardless of broader national or economic factors.

Common stock: Securities representing shares of ownership in a corporation.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Frontier market countries typically are emerging market countries that are considered to be among the smallest, least mature and least liquid.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

Glossary (cont.)

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and the securities’ principal at maturity.

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for cash the values of contracts based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give holders the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

Glossary (cont.)

Repurchase agreement: An agreement under which a fund enters into a contract with a broker-dealer or a bank for the purchase of securities, and in return the broker-dealer or bank agrees to repurchase the same securities at a specified date and price.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., the securities are priced at less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2017

AR-CFX (12/17)

Annual Report

October 31, 2017

Nationwide Mutual Funds

Equity Funds

Nationwide Bailard Cognitive Value Fund

Nationwide Bailard Technology & Science Fund

Nationwide Fund

Nationwide Geneva Mid Cap Growth Fund

Nationwide Growth Fund

Nationwide HighMark Large Cap Core Equity Fund

Nationwide HighMark Small Cap Core Fund

Nationwide Loomis All Cap Growth Fund

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Nationwide Ziegler Equity Income Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

October 31, 2017

Dear Investor,

During the annual period ended October 31, 2017, investor attention was focused largely on corporate and economic fundamentals, which continue to improve and helped the S&P 500® Index deliver positive returns in every month during the period and 23.63% overall. Earnings have strengthened and economic growth has picked up, both domestically and overseas.

While the U.S. economic expansion is now in its ninth year and therefore in a late-stage maturation period of the business cycle, many developed and emerging market economies are in earlier stages of the cycle and have more potential for growth. In fact, developed market stocks rose strongly last quarter and are on track for their best year since 2009.

Tax reform continues to make headlines and capture investor attention. Although there still might be a ways to go and some pundits are generally less optimistic than investors on the prospects for tax cuts, a reduction in the effective tax rate could boost corporate earnings and potentially lift stock prices further.

After the reporting period, we were excited to announce new subadvisers for eight Nationwide Funds that were previously managed by HighMark Capital Management, Inc., which is exiting the subadvisory business. These new subadvisers bring compelling investment processes and expertise that we hope will help fulfill investor expectations.

Finding the best subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe these new subadvisers will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed, and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both domestic and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual reporting period ended October 31, 2017, equity markets rallied; returns were driven by an improving economic and earnings environment teamed with optimism for pro-growth policies put forth by the new U.S. presidential administration. Fixed-income returns, however, were mixed on higher long-term rates and narrowing credit spreads. Domestic equities were quite strong, with the S&P 500® Index (S&P 500) returning 23.63% for the reporting period and establishing monthly closing highs in 11 of the 12 months. International markets also rallied on a strong economic rebound, improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 23.44% for the period, while the MSCI Emerging Markets® Index surpassed that with 26.45%.

In the United States, equity markets showed consistent and stable growth throughout the period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved overall throughout the period, with 1.8% in the fourth calendar quarter of 2016, 1.2% in the first quarter of 2017, 3.1% in the second quarter and 3.0% in the third quarter. The latter half of the reporting period marked the first consecutive quarters since 2014 with 3% growth. Expectations are for moderating GDP growth, with consensus estimates for 2.7%, 2.1% and 2.2% in the next three quarters. Corporate profits served as a key driver to equity returns, with S&P 500 earnings growth of 5%, 14%, 11% and 6%, respectively, for the quarters of the period. Expectations are for continued growth, with estimates of 10% for each of the next three quarters.

The Federal Reserve (the Fed) slightly accelerated its pace for federal funds rate increases, moving to raise rates by 0.25% in December 2016 as well as March and June of 2017. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target an additional hike in December of 2017 and three additional hikes in 2018. Long-term interest rates were volatile during the period, spiking initially in anticipation of inflation driven by the pro-growth initiatives of the Trump

administration. Rates moderated between inauguration day (January 20, 2017) and August, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 months.

Entering the reporting period, the S&P 500 had experienced a near four-month stretch of weakness during the summer and early fall of 2016, as investors were unwilling to commit ahead of the U.S. presidential election. Immediately following the election, investors aggressively bought equities, in light of broad optimism that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns for the S&P 500 were positive in each of the 12 months of the period; the highest return was 4.0% in February 2017, and the lowest was 0.1% in March. The best-performing sectors were technology, financials and industrials, while the weakest were telecommunications, energy and consumer staples. Small-capitalization stocks substantially outperformed large, while growth outperformed value.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from an extended time of underperformance in recent years. Between 2010 and mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since then, the MSCI EAFE has outperformed in five of the past six quarters. With news about Brexit and worries stabilizing in regard to the populist wave in Europe, investors turned their focus to the

2

Economic Review (cont.)

acceleration in economic data and corporate profits. Foreign central banks continued to be aggressively stimulative, in contrast to the Fed’s tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short and long ends of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield rose from 1.82% to 2.37%, though it was lower than the high of 2.62% seen in mid-March 2017. Short- and long-term rates rose roughly in line, with the spread between 10-year and 2-year Treasury bonds narrowing by 0.2%.

Index	Annual Total Return (as of October 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.67%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-1.76%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	5.78%
Bloomberg Barclays Municipal Bond	2.19%
Bloomberg Barclays U.S. Aggregate Bond	0.90%
Bloomberg Barclays U.S. Corporate High Yield	8.92%
MSCI EAFE®	23.44%
MSCI Emerging Markets®	26.45%
MSCI World ex USA	22.74%
Russell 1000® Growth	29.71%
Russell 1000® Value	17.78%
Russell 2000®	27.85%
S&P 500®	23.63%

Source: Morningstar

3

Fund Commentary	Nationwide Bailard Cognitive Value Fund

For the annual period ended October 31, 2017, the Nationwide Bailard Cognitive Value Fund (Class M) returned 23.29% versus 24.83% for its benchmark, the Russell 2000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 267 funds as of October 31, 2017) was 23.17% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

There are two primary determinants of the Fund’s relative performance. One is how well the subadviser’s multifactor Behavioral Ranking Model (BRM) is working, and the other is how successfully the model’s signals are translated into Fund performance.

For the reporting period, the model’s results were good, outperforming both the index and the average Morningstar competitor, and winning 8 out of the 12 months against both the index and competitors.

As addressed in previous reports, changes to the BRM in 2012 improved its theoretical performance, but unwittingly reduced the realizable performance in the actual portfolio. Modifications to address this problem were initiated in the fall of 2013 and completed near the end of March 2014. Throughout the modification process, realizable performance moved closer to actual BRM performance.

This increase in realizable performance persisted until Fund turnover was reduced for competitive purposes in 2016. Unfortunately, this reduced turnover again widened the gap between the model’s theoretical performance and the Fund’s realized performance. In order to solve this problem while keeping Fund turnover as low as feasible, the portfolio management team determined that focusing turnover in higher potential alpha areas (micro cap and smaller small cap), while minimizing turnover in lower potential alpha areas (larger small-cap stocks) should produce greater outperformance for any turnover level.

We initiated this bifurcated turnover strategy in late April and early May of 2017. Though it is still early days, it appears that our efforts are working. We expect the approximately 2/3 of the portfolio invested in larger small-cap stocks to turn over at close to 100% per year, and the approximately 1/3 of the portfolio invested in smaller small caps and micro-cap stocks to turn over at close to 200% per year, resulting in overall portfolio turnover in the range or 125% to 145% per year. At these turnover rates, we expect actual portfolio results to trend closer to our behavioral model results.

Another driver of relative performance year-to-date has been style returns. Small value was a big winner in 2016, but suffered a powerful reversal from January through much of September of this year. Due to our emphasis on micro cap and disciplined value focus, the Fund is perennially smaller and more value oriented than either the index or its mutual fund universe competitors. Even with our factors working, it is difficult to compete when micro cap underperforms small cap, small cap underperforms mid cap and growth outperforms value. Fortunately, a transition appears to have taken place beginning around the last week in September, with the natural performance order reasserting itself. The Fund had spectacular relative performance in October, closing most of the negative performance gap it had accumulated to that point in 2017 as small- and micro-cap value outperformed.

Ideally, the Fund would make no sector or subsector choices at all, as we believe that the stock selection holds much greater potential for excess return, and that effort on the margin is better spent on improving stock selection than in attempting sector rotation. Unfortunately, tracking error without making sector choices tends to max out at around 4.5%, below the typical small-cap value managers’ 6.5% tracking error.

As a result, we optimize to 24 economic subsectors, allowing up to +/-2% deviation from the average small-cap value competitor’s weight in each. Stock selection then overweights or underweights each subsector, depending upon the abundance or scarcity of high BRM scores

4

Fund Commentary (cont.)	Nationwide Bailard Cognitive Value Fund

within. Because we are making sector choices by default and not by conscious choice, which sectors happened to outperform or underperform is strictly a byproduct of overall BRM efficacy and our ability to capture that in the portfolio.

For the reporting period, an underweighting in REITs and retail, and an overweighting in capital goods were the largest allocation performance contributors versus the index. The biggest individual stock contributor to performance was Johnson Outdoors, with strong earnings growth and sequential earnings surprises allowing the stock to move higher without stretching valuations. The second-largest contributor to performance was Zagg Inc, with a massive second quarter 2017 earnings surprise and subsequent price appreciation accounting for the entirety of its outperformance. The third-largest individual stock performance contributor was Progress Software, a large Fund position that enjoyed sequential positive earnings surprises.

For the reporting period, underweightings in banks and pharmaceuticals were the biggest subsector allocation detractors from performance versus the index, with an overweight in cash versus the cash-free index also detracting from performance.

Kindred Healthcare was the largest individual performance detractor for the period. Kindred is highly leveraged, and did not respond well to proposed healthcare regulation changes and to the impact of two hurricanes in their larger markets (Texas and Florida). Wayside Technology Group suffered falling revenues; margin contraction; and increases in selling, general and administrative expenses, pleasing no one. Flexsteel reported a disappointing fiscal fourth quarter in August, with sales, margins and earnings down, and the added uncertainty of a major reorganization. Wayside and Flexsteel are no longer held in the portfolio.

Subadviser:

Bailard, Inc.

Portfolio Manager:

Thomas J. Mudge III, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small and micro-cap companies). Value funds may underperform other funds that use different investing styles. The Fund may invest in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Bailard Cognitive Value Fund

Asset Allocation†

Common Stocks	90.5%
Exchange Traded Funds	7.3%
Other assets in excess of liabilities	2.2%
100.0%

Top Industries††

Banks	11.3%
Electronic Equipment, Instruments & Components	7.0%
Machinery	6.6%
Equity Real Estate Investment Trusts (REITs)	6.0%
Thrifts & Mortgage Finance	5.0%
Commercial Services & Supplies	4.1%
Semiconductors & Semiconductor Equipment	3.8%
Software	3.5%
Energy Equipment & Services	3.2%
Paper & Forest Products	3.0%
Other Industries	46.5%
100.0%

Top Holdings††

Vanguard Small-Cap Value Fund	2.9%
Mercer International, Inc.	2.6%
iShares Russell 2000 Value Fund	2.5%
Progress Software Corp.	2.5%
First Financial Corp.	2.4%
Financial Institutions, Inc.	2.3%
First Defiance Financial Corp.	2.3%
Hillenbrand, Inc.	2.1%
FONAR Corp.	2.1%
Guggenheim S&P Smallcap 600 Pure Value Fund	2.0%
Other Holdings	76.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

6

Fund Performance	Nationwide Bailard Cognitive Value Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	22.90%	12.62%	6.53%
	w/SC3	15.82%	11.36%	5.93%
Class C1	w/o SC2	22.01%	11.82%	5.83%
	w/SC4	21.01%	N/A	N/A
Class M1,5		23.29%	13.03%	6.94%
Class R6[5,6]		23.21%	N/A	9.71%	[7]
Institutional Service Class[1,5,8]		23.05%	12.96%	6.86%
Russell 2000® Value Index		24.83%	13.58%	7.04%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Gross Expense Ratio^
Class A	1.44%
Class C	2.21%
Class M	1.12%
Class R6[1]	1.12%
Institutional Service Class	1.22%

^	Current effective prospectus dated May 24, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

7

Fund Performance (cont.)	Nationwide Bailard Cognitive Value Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Cognitive Value Fund versus the Russell 2000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class M shares of the Fund’s predecessor fund, the HighMark Cognitive Value Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Bailard Cognitive Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Cognitive Value Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,051.10	6.88	1.33
	Hypothetical	(a)(b)	1,000.00	1,018.50	6.77	1.33
Class C Shares	Actual	(a)	1,000.00	1,047.10	10.84	2.10
	Hypothetical	(a)(b)	1,000.00	1,014.62	10.66	2.10
Class M Shares	Actual	(a)	1,000.00	1,052.80	5.17	1.00
	Hypothetical	(a)(b)	1,000.00	1,020.16	5.09	1.00
Class R6 Shares(c)	Actual	(a)	1,000.00	1,052.10	5.17	1.00
	Hypothetical	(a)(b)	1,000.00	1,020.16	5.09	1.00
Institutional Service Class Shares	Actual	(a)	1,000.00	1,051.20	6.00	1.16
	Hypothetical	(a)(b)	1,000.00	1,019.36	5.90	1.16

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

9

Statement of Investments

October 31, 2017

Nationwide Bailard Cognitive Value Fund

Common Stocks 90.5%

	Shares	Value

Aerospace & Defense 0.6%
Moog, Inc., Class A*	7,100	$623,096

Auto Components 1.7%
Tower International, Inc.	57,200	1,738,880

Banks 11.1%
Central Valley Community Bancorp	4,800	96,960
Financial Institutions, Inc.	70,200	2,302,560
First Financial Corp.	49,750	2,363,125
Independent Bank Corp.	31,600	711,000
MainSource Financial Group, Inc.	16,100	606,809
Northrim BanCorp, Inc.	2,100	68,250
Peapack Gladstone Financial Corp.	40,000	1,387,600
Peoples Bancorp, Inc.	21,700	718,704
Republic Bancorp, Inc., Class A	10,600	416,792
Shore Bancshares, Inc.	23,600	388,456
Sierra Bancorp	6,300	166,698
TriCo Bancshares	45,600	1,888,752
West Bancorporation, Inc.	100	2,445

		11,118,151

Biotechnology 0.2%
MEI Pharma, Inc.*	78,100	204,622

Capital Markets 1.2%
BGC Partners, Inc., Class A	66,100	1,002,737
Silvercrest Asset Management Group,
Inc., Class A	13,405	218,501

		1,221,238

Chemicals 1.5%
Cabot Corp.	12,500	762,000
Innophos Holdings, Inc.	14,800	724,164

		1,486,164

Commercial Services & Supplies 4.0%
ACCO Brands Corp.*	76,100	993,105
Ennis, Inc.	61,800	1,245,270
Quad/Graphics, Inc.	79,900	1,820,921

		4,059,296

Communications Equipment 0.2%
Sonus Networks, Inc.*	26,200	204,360

Construction & Engineering 0.5%
Goldfield Corp. (The)*	93,400	537,050

Construction Materials 0.2%
United States Lime & Minerals, Inc.	2,500	227,125

Diversified Consumer Services 2.0%
Graham Holdings Co., Class B	2,600	1,446,770
Liberty Tax, Inc.	44,700	583,335

		2,030,105

Electric Utilities 2.8%
PNM Resources, Inc.	45,200	1,961,680
Portland General Electric Co.	18,200	868,868

		2,830,548

Common Stocks (continued)

	Shares	Value

Electrical Equipment 1.8%
EnerSys	22,300	$1,546,951
Ultralife Corp.*	39,200	294,000

		1,840,951

Electronic Equipment, Instruments & Components 6.8%
Anixter International, Inc.*	19,100	1,312,170
Daktronics, Inc.	61,300	629,551
Insight Enterprises, Inc.*	22,500	1,013,625
Kimball Electronics, Inc.*	77,000	1,694,000
Methode Electronics, Inc.	4,000	187,600
Sanmina Corp.*	14,800	484,330
ScanSource, Inc.*	23,040	989,568
Vishay Precision Group, Inc.*	22,700	557,285

		6,868,129

Energy Equipment & Services 3.2%
Archrock, Inc.	89,300	1,071,600
Exterran Corp.*	28,300	913,241
Helix Energy Solutions Group, Inc.*	23,400	159,588
Patterson-UTI Energy, Inc.	6,000	118,680
Profire Energy, Inc.*	120,300	221,352
Unit Corp.*	37,600	703,872

		3,188,333

Equity Real Estate Investment Trusts (REITs) 5.9%
American Assets Trust, Inc.	29,000	1,124,910
Brandywine Realty Trust	26,800	468,732
Corporate Office Properties Trust	60,400	1,928,572
Cousins Properties, Inc.	197,400	1,780,548
DCT Industrial Trust, Inc.	7,100	411,942
Washington REIT	5,700	183,483

		5,898,187

Health Care Equipment & Supplies 2.8%
FONAR Corp.*	64,121	2,045,460
Utah Medical Products, Inc.	10,030	756,262

		2,801,722

Health Care Providers & Services 1.6%
Kindred Healthcare, Inc.	147,000	889,350
Magellan Health, Inc.*	8,600	733,580

		1,622,930

Hotels, Restaurants & Leisure 0.5%
J Alexander’s Holdings, Inc.*	44,700	469,350

Household Durables 1.8%
Hooker Furniture Corp.	13,900	658,860
Taylor Morrison Home Corp., Class A*	34,800	840,420
ZAGG, Inc.*	19,400	303,610

		1,802,890

Household Products 0.4%
Oil-Dri Corp. of America	8,479	356,203

Insurance 2.2%
Argo Group International Holdings Ltd.	14,900	937,955
Employers Holdings, Inc.	13,000	620,100
Hanover Insurance Group, Inc. (The)	3,100	304,978
Mercury General Corp.	3,000	167,910
Selective Insurance Group, Inc.	3,500	208,600

		2,239,543

10

Statement of Investments (Continued)

October 31, 2017

Nationwide Bailard Cognitive Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Internet Software & Services 1.0%
QuinStreet, Inc.*	50,121	$446,077
YuMe, Inc.	124,298	522,052

		968,129

IT Services 0.7%
Computer Task Group, Inc.*	26,000	131,040
CoreLogic, Inc.*	3,900	182,910
CSP, Inc.	31,915	354,576

		668,526

Leisure Products 1.6%
Johnson Outdoors, Inc., Class A	21,200	1,594,452

Machinery 6.4%
Eastern Co. (The)	28,200	814,980
Hillenbrand, Inc.	51,900	2,052,645
Hurco Cos., Inc.	11,700	523,575
Kennametal, Inc.	16,700	728,955
Key Technology, Inc.*	3,300	55,506
LB Foster Co., Class A*	18,200	453,180
Milacron Holdings Corp.*	52,000	933,400
Miller Industries, Inc.	16,400	463,300
Mueller Industries, Inc.	12,800	444,800

		6,470,341

Metals & Mining 1.3%
Schnitzer Steel Industries, Inc., Class A	44,200	1,301,690

Mortgage Real Estate Investment Trusts (REITs) 1.4%
Invesco Mortgage Capital, Inc.	83,200	1,432,704

Multi-Utilities 0.8%
NorthWestern Corp.	13,900	823,992

Oil, Gas & Consumable Fuels 1.0%
Abraxas Petroleum Corp.*	211,480	450,452
Stone Energy Corp.*	19,200	564,864

		1,015,316

Paper & Forest Products 3.0%
Mercer International, Inc.	171,900	2,526,930
Schweitzer-Mauduit International, Inc.	10,900	460,307

		2,987,237

Personal Products 0.2%
Natural Alternatives International, Inc.*	19,800	209,880

Pharmaceuticals 0.3%
Juniper Pharmaceuticals, Inc.*	55,000	264,000

Professional Services 1.8%
CRA International, Inc.	41,500	1,753,790
RPX Corp.*	2,300	29,946

		1,783,736

Road & Rail 1.1%
ArcBest Corp.	24,400	795,440
USA Truck, Inc.*	24,300	342,630

		1,138,070

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment 3.7%
Cohu, Inc.	23,900	$616,620
Kulicke & Soffa Industries, Inc.*	49,800	1,127,970
MKS Instruments, Inc.	3,250	353,113
Rudolph Technologies, Inc.*	58,300	1,617,825

		3,715,528

Software 3.4%
American Software, Inc., Class A	83,400	1,034,994
Progress Software Corp.	57,300	2,425,509

		3,460,503

Textiles, Apparel & Luxury Goods 1.3%
Crown Crafts, Inc.	46,310	280,175
Lakeland Industries, Inc.*	34,900	553,165
Rocky Brands, Inc.	24,100	441,030

		1,274,370

Thrifts & Mortgage Finance 4.9%
Charter Financial Corp.	1,000	19,170
First Defiance Financial Corp.	42,300	2,292,660
MGIC Investment Corp.*	86,000	1,229,800
Riverview Bancorp, Inc.	1,400	12,432
Territorial Bancorp, Inc.	42,000	1,326,780

		4,880,842

Tobacco 1.3%
Universal Corp.	22,700	1,301,845

Trading Companies & Distributors 2.3%
Applied Industrial Technologies, Inc.	18,200	1,158,430
CAI International, Inc.*	32,000	1,184,640

		2,343,070

Total Common Stocks (cost $75,830,771)		91,003,104

Exchange Traded Funds 7.3%
Equity Funds 7.3%
Guggenheim S&P Smallcap 600 Pure Value Fund	28,300	2,004,486
iShares Russell 2000 Value Fund	19,900	2,471,182
Vanguard Small-Cap Value Fund	22,400	2,887,136

Total Exchange Traded Funds (cost $5,520,239)		7,362,804

Total Investments (cost $81,351,010) — 97.8%		98,365,908

Other assets in excess of liabilities — 2.2%		2,174,932

NET ASSETS — 100.0%		$100,540,840

*	Denotes a non-income producing security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

October 31, 2017

Nationwide Bailard Cognitive Value Fund
Assets:
Investment securities, at value (cost $81,351,010)	$98,365,908
Cash	1,779,200
Interest and dividends receivable	36,044
Receivable for investments sold	1,170,232
Receivable for capital shares issued	3
Prepaid expenses	26,141

Total Assets	101,377,528

Liabilities:
Payable for investments purchased	664,497
Payable for capital shares redeemed	60,317
Accrued expenses and other payables:
Investment advisory fees	64,591
Fund administration fees	15,990
Distribution fees	396
Administrative servicing fees	50
Accounting and transfer agent fees	2,992
Trustee fees	219
Custodian fees	585
Compliance program costs (Note 3)	150
Professional fees	21,509
Printing fees	2,622
Other	2,770

Total Liabilities	836,688

Net Assets	$100,540,840

Represented by:
Capital	$73,783,319
Accumulated undistributed net investment income	123,383
Accumulated net realized gains from investment securities	9,619,240
Net unrealized appreciation/(depreciation) in investment securities	17,014,898

Net Assets	$100,540,840

Net Assets:
Class A Shares	$752,352
Class C Shares	276,274
Class M Shares	98,734,045
Class R6 Shares	14,652
Institutional Service Class Shares	763,517

Total	$100,540,840

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	49,477
Class C Shares	19,404
Class M Shares	6,491,499
Class R6 Shares	964
Institutional Service Class Shares	50,156

Total	6,611,500

12

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Bailard Cognitive Value Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.21
Class C Shares (b)	$14.24
Class M Shares	$15.21
Class R6 Shares	$15.20
Institutional Service Class Shares	$15.22
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.14

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Bailard Cognitive Value Fund
INVESTMENT INCOME:
Dividend income	$1,542,437
Interest income	8,227
Income from securities lending (Note 2)	2,953

Total Income	1,553,617

EXPENSES:
Investment advisory fees	721,550
Fund administration fees	105,157
Distribution fees Class A	2,180
Distribution fees Class C	2,606
Administrative servicing fees Class A	698
Administrative servicing fees Class C	256
Administrative servicing fees Institutional Service Class	1,283
Registration and filing fees	61,860
Professional fees	31,437
Printing fees	9,818
Trustee fees	2,745
Custodian fees	3,751
Accounting and transfer agent fees	16,885
Other	5,067

Total Expenses	965,293

NET INVESTMENT INCOME	588,324

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	11,092,906
Net change in unrealized appreciation/depreciation in the value of investment securities	8,019,641

Net realized/unrealized gains	19,112,547

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,700,871

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	Nationwide Bailard Cognitive Value Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$588,324	$823,227
Net realized gains (losses)	11,092,906	(806,838)
Net change in unrealized appreciation/depreciation	8,019,641	2,835,673

Change in net assets resulting from operations	19,700,871	2,852,062

Distributions to Shareholders From:
Net investment income:
Class A	(4,108)	(5,335)
Class C	(487)	(2,337)
Class M	(643,223)	(775,837)
Class R6 (a)	(92)	(107)
Institutional Service Class	(6,815)	(2,092)

Change in net assets from shareholder distributions	(654,725)	(785,708)

Change in net assets from capital transactions	(3,896,780)	(1,454,926)

Change in net assets	15,149,366	611,428

Net Assets:
Beginning of year	85,391,474	84,780,046

End of year	$100,540,840	$85,391,474

Accumulated undistributed net investment income at end of year	$123,383	$240,253

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$135,281	$185,737
Dividends reinvested	3,527	4,707
Cost of shares redeemed	(406,604)	(176,671)

Total Class A Shares	(267,796)	13,773

Class C Shares
Proceeds from shares issued	106,601	29,992
Dividends reinvested	462	2,337
Cost of shares redeemed	(96,560)	(221,774)

Total Class C Shares	10,503	(189,445)

Class M Shares
Proceeds from shares issued	3,381,509	6,065,134
Dividends reinvested	441,408	511,313
Cost of shares redeemed	(7,025,474)	(8,660,014)

Total Class M Shares	(3,202,557)	(2,083,567)

Class R6 Shares (a)
Proceeds from shares issued	18,958	–
Dividends reinvested	92	107
Cost of shares redeemed	(18,646)	–

Total Class R6 Shares	404	107

15

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Cognitive Value Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$990,124	$5,556,378
Dividends reinvested	5,021	1,803
Cost of shares redeemed	(1,432,479)	(4,753,975)

Total Institutional Service Class Shares	(437,334)	804,206

Change in net assets from capital transactions	$(3,896,780)	$(1,454,926)

SHARE TRANSACTIONS:
Class A Shares
Issued	9,337	15,152
Reinvested	244	405
Redeemed	(28,795)	(14,917)

Total Class A Shares	(19,214)	640

Class C Shares
Issued	7,978	2,722
Reinvested	34	213
Redeemed	(7,531)	(18,869)

Total Class C Shares	481	(15,934)

Class M Shares
Issued	238,664	513,023
Reinvested	30,932	43,646
Redeemed	(488,438)	(722,830)

Total Class M Shares	(218,842)	(166,161)

Class R6 Shares (a)
Issued	1,329	–
Reinvested	6	9
Redeemed	(1,328)	–

Total Class R6 Shares	7	9

Institutional Service Class Shares
Issued	70,624	433,395
Reinvested	349	151
Redeemed	(98,698)	(370,320)

Total Institutional Service Class Shares	(27,725)	63,226

Total change in shares	(265,293)	(118,220)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Cognitive Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2017	$12.43	0.04	2.80	2.84	(0.06)	–	(0.06)	$15.21	22.90%		$752,352	1.32%	0.30%		1.32%	115.05%
Year Ended October 31, 2016	$12.13	0.08	0.30	0.38	(0.08)	–	(0.08)	$12.43	3.16%	(h)	$853,608	1.36%	0.67%		1.36%	95.42%
Year Ended October 31, 2015	$13.73	0.08	(0.15)	(0.07)	(0.09)	(1.44)	(1.53)	$12.13	0.01%	(h)	$825,797	1.36%	0.65%		1.36%	160.34%
Period Ended October 31, 2014 (i)	$13.24	0.01	0.48	0.49	–	–	–	$13.73	3.70%	(h)	$1,846,817	1.38%	0.22%		1.38%	80.17%
Year Ended July 31, 2014	$14.97	0.06	1.24	1.30	(0.12)	(2.91)	(3.03)	$13.24	10.00%	(h)	$1,102,616	1.37%	0.46%		1.38%	286.05%
Year Ended July 31, 2013	$11.48	0.14	3.45	3.59	(0.10)	–	(0.10)	$14.97	31.48%		$1,122,377	1.47%	1.09%		1.58%	339.00%

Class C Shares
Year Ended October 31, 2017	$11.70	(0.06)	2.63	2.57	(0.03)	–	(0.03)	$14.24	22.01%		$276,274	2.09%	(0.49%	)	2.09%	115.05%
Year Ended October 31, 2016	$11.51	–	0.26	0.26	(0.07)	–	(0.07)	$11.70	2.27%		$221,484	2.11%	(0.02%	)	2.13%	95.42%
Year Ended October 31, 2015	$13.08	(0.01)	(0.12)	(0.13)	–	(1.44)	(1.44)	$11.51	(0.56%	)	$401,139	2.06%	(0.06%	)	2.06%	160.34%
Period Ended October 31, 2014 (i)	$12.65	(0.01)	0.44	0.43	–	–	–	$13.08	3.40%		$570,802	2.09%	(0.44%	)	2.11%	80.17%
Year Ended July 31, 2014	$14.55	(0.02)	1.19	1.17	(0.16)	(2.91)	(3.07)	$12.65	9.25%		$12,501,150	1.99%	(0.14%	)	1.99%	286.05%
Year Ended July 31, 2013	$11.17	0.06	3.36	3.42	(0.04)	–	(0.04)	$14.55	30.67%		$559,903	2.07%	0.49%		2.08%	339.00%

Class M Shares
Year Ended October 31, 2017	$12.42	0.09	2.80	2.89	(0.10)	–	(0.10)	$15.21	23.29%		$98,734,045	1.00%	0.62%		1.00%	115.05%
Year Ended October 31, 2016	$12.12	0.12	0.29	0.41	(0.11)	–	(0.11)	$12.42	3.47%		$83,335,874	1.04%	1.00%		1.04%	95.42%
Year Ended October 31, 2015	$13.70	0.12	(0.14)	(0.02)	(0.12)	(1.44)	(1.56)	$12.12	0.44%		$83,363,710	0.99%	1.02%		0.99%	160.34%
Period Ended October 31, 2014 (i)	$13.20	0.02	0.48	0.50	–	–	–	$13.70	3.79%		$91,669,452	1.07%	0.54%		1.11%	80.17%
Year Ended July 31, 2014	$14.95	0.12	1.23	1.35	(0.19)	(2.91)	(3.10)	$13.20	10.38%		$88,479,981	1.00%	0.85%		1.01%	286.05%
Year Ended July 31, 2013	$11.47	0.19	3.44	3.63	(0.15)	–	(0.15)	$14.95	31.94%		$93,162,527	1.07%	1.49%		1.08%	339.00%

Class R6 Shares (j)
Year Ended October 31, 2017	$12.42	0.08	2.80	2.88	(0.10)	–	(0.10)	$15.20	23.21%		$14,652	0.99%	0.57%		0.99%	115.05%
Year Ended October 31, 2016	$12.12	0.12	0.29	0.41	(0.11)	–	(0.11)	$12.42	3.47%		$11,885	1.03%	1.00%		1.03%	95.42%
Year Ended October 31, 2015	$13.69	0.12	(0.13)	(0.01)	(0.12)	(1.44)	(1.56)	$12.12	0.51%		$11,490	0.98%	1.03%		0.98%	160.34%
Period Ended October 31, 2014 (i)	$13.19	0.02	0.48	0.50	–	–	–	$13.69	3.79%		$11,435	1.07%	0.53%		1.10%	80.17%
Period Ended July 31, 2014 (k)	$14.97	0.09	1.23	1.32	(0.19)	(2.91)	(3.10)	$13.19	10.15%		$11,017	0.99%	0.76%		0.99%	286.05%

17

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Cognitive Value Fund (Continued)

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Institutional Service Class Shares (l)
Year Ended October 31, 2017	$12.44	0.07	2.79	2.86	(0.08)	–	(0.08)	$15.22	23.05%		$763,517	1.12%	0.50%	1.12%	115.05%
Year Ended October 31, 2016	$12.14	0.08	0.33	0.41	(0.11)	–	(0.11)	$12.44	3.41%		$968,623	1.14%	0.66%	1.14%	95.42%
Year Ended October 31, 2015	$13.71	0.13	(0.12)	0.01	(0.14)	(1.44)	(1.58)	$12.14	0.61%		$177,910	0.90%	1.09%	0.90%	160.34%
Period Ended October 31, 2014 (i)	$13.22	0.02	0.47	0.49	–	–	–	$13.71	3.71%	(h)	$292,928	1.11%	0.50%	1.11%	80.17%
Year Ended July 31, 2014	$14.95	0.10	1.23	1.33	(0.15)	(2.91)	(3.06)	$13.22	10.23%	(h)	$433,029	1.14%	0.75%	1.16%	286.05%
Year Ended July 31, 2013	$11.46	0.18	3.45	3.63	(0.14)	–	(0.14)	$14.95	31.93%		$1,936,773	1.14%	1.42%	1.33%	339.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i)	For the period from August 1, 2014 through October 31, 2014.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

18

Fund Commentary	Nationwide Bailard Technology & Science Fund

For the annual period ended October 31, 2017, the Nationwide Bailard Technology & Science Fund (Class M) returned 39.12% versus 37.55% for its benchmark, the S&P North American Technology Sector IndexTM. For broader comparison, the median return for the Fund’s closest Lipper peer category of Science & Technology Funds (consisting of 166 funds as of October 31, 2017) was 37.43% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Technology strongly outperformed the broader markets over the fiscal year with the S&P North American Technology Sector Index returning 37.55% compared to the broader S&P 500® Index returning 23.63%.

Throughout the year, we generally saw growth as attractively valued in technology, and our overweight to this segment was a strong tailwind over the time period as growth tech outperformed. Software stocks like RingCentral Inc., a provider of cloud-based phone and collaboration systems, outperformed as multiples expanded and the company reported upside to analyst estimates driven by exceptional adoption in larger enterprises. Real estate management software provider Appfolio was another positive contributor, with fundamentals easily outpacing estimates on broad adoption of “extra” services such as tenant bill pay and prospect background checks.

Semiconductors were another area of strength, with the industry up 53.6% over the 12-month period. Selection was strong within semiconductors as we remained overweight equipment providers Lam Research and KLA Tencor, and continued to hold white-hot chip maker NVIDIA. The equipment companies continued to benefit from a strong spending environment, driven partially by heavy investment by memory companies in next-generation NAND technology utilized in solid state drives, mobile phones and other devices. NVIDIA, meanwhile, continued to benefit from a massive shift in computing away from central processing units

(CPUs), dominated by Intel, and toward graphics processing units (GPUs), where NVIDIA and AMD are the main players. This shift is being driven by widespread adoption of machine learning, which generally relies heavily on GPUs. NVIDIA’s data center business grew more than 250% in its most recent quarter.

On the downside, the strategy was held back by an overweight to smaller companies, as large and particularly mega-cap technology stocks outperformed. Over time, this has not been the case, and we see significant opportunities for alpha in smaller technology and biotechnology companies. The strategy was also negatively affected by an overweight position to NCR Corp. The payment and ATM system provider continued to show strength in software and services, but ATM sales disappointed against expectations as major banks pulled back spending. This came after management reassured investors multiple times, pointing to strong backlog numbers and high visibility into orders and spending. While the software story continues to play out and recurring revenue made up more than 100% of operating income, the disappointment in hardware threw the company back into the penalty box with investors.

Biotechnology stocks benefited the strategy as the group bounced back from a difficult prior-year period that was marked by election rhetoric over healthcare costs. The only matter of substance to emerge from Washington, D.C. post-election has been an executive order that relies on reducing regulations in order to stimulate competition as a counterweight to rising costs vs. other mechanisms of price control. Last year was a particularly fruitful period for positive data and breakthroughs: a gene therapy for an inherited form of blindness developed by Spark Therapeutics, Luxturna, received a positive recommendation for approval from an FDA panel, and the first two CAR-T therapies (Chimeric Antigen Receptor T cells) from Novartis and Kite/Gilead — which are truly individualized therapies altering a patient’s own T cells in an effort to attack certain cancers — were approved by the FDA. Despite this progress, there are concerns that large-cap biotech stocks reliant on products

19

Fund Commentary (cont.)	Nationwide Bailard Technology & Science Fund

that are nearing generic entry are at risk of significant revenue loss should their pipelines not come through with new successful products. Celgene, for example, shed 30% of its value in the final month of the period on such concerns.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Warren M. Johnson; David H. Smith, CFA; and Sonya Thadhani, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including new public companies). Growth funds may underperform other funds that use different investing styles. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more unpredictable price changes than are more-established stocks. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

20

Fund Overview	Nationwide Bailard Technology & Science Fund

Asset Allocation†

Common Stocks	99.5%
Repurchase Agreement	0.5%
Short-Term Investment††	0.0%
Liabilities in excess of other assets††	0.0%
100.0%

Top Industries†††

Internet Software & Services	20.3%
Software	18.3%
Semiconductors & Semiconductor Equipment	16.7%
Technology Hardware, Storage & Peripherals	12.9%
Electronic Equipment, Instruments & Components	9.4%
IT Services	8.8%
Biotechnology	7.3%
Communications Equipment	3.6%
Internet & Direct Marketing Retail	2.0%
Pharmaceuticals	0.2%
Other Industries*	0.5%
100.0%

Top Holdings†††

Apple, Inc.	5.7%
Facebook, Inc., Class A	5.6%
Microsoft Corp.	4.8%
Alphabet, Inc., Class A	4.3%
Alphabet, Inc., Class C	4.3%
Lam Research Corp.	3.5%
Cisco Systems, Inc.	3.0%
NetApp, Inc.	3.0%
Adobe Systems, Inc.	2.9%
Texas Instruments, Inc.	2.7%
Other Holdings*	60.2%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

21

Fund Performance	Nationwide Bailard Technology & Science Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	38.67%	20.22%	9.53%
	w/SC3	30.72%	18.88%	8.92%
Class C1	w/o SC2	37.67%	19.38%	8.81%
	w/SC4	36.67%	N/A	N/A
Class M1,5		39.12%	20.66%	9.95%
Class R6[5,6]		39.15%	N/A	19.10%	[7]
Institutional Service Class[1,5,8]		39.00%	20.51%	9.87%
S&P North American Technology Sector IndexTM		37.55%	22.31%	11.34%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Gross Expense Ratio^
Class A	1.30%
Class C	2.09%
Class M	0.98%
Class R6[1]	0.98%
Institutional Service Class	1.09%

^	Current effective prospectus dated May 24, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

22

Fund Performance (cont.)	Nationwide Bailard Technology & Science Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard Technology & Science Fund versus the S&P North American (NA) Technology Sector IndexTM and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class M shares of the Fund’s predecessor fund, the HighMark Enhanced Growth Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

23

Shareholder Expense Example	Nationwide Bailard Technology & Science Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Technology & Science Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,178.20	6.97	1.27
	Hypothetical	(a)(b)	1,000.00	1,018.80	6.46	1.27
Class C Shares	Actual	(a)	1,000.00	1,173.40	11.18	2.04
	Hypothetical	(a)(b)	1,000.00	1,014.92	10.36	2.04
Class M Shares	Actual	(a)	1,000.00	1,179.30	5.16	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.47	4.79	0.94
Class R6 Shares(c)	Actual	(a)	1,000.00	1,179.20	5.16	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.47	4.79	0.94
Institutional Service Class Shares	Actual	(a)	1,000.00	1,179.10	5.77	1.05
	Hypothetical	(a)(b)	1,000.00	1,019.91	5.35	1.05

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

24

Statement of Investments

October 31, 2017

Nationwide Bailard Technology & Science Fund

Common Stocks 99.5%

	Shares	Value

Biotechnology 7.2%
AbbVie, Inc.	5,800	$523,450
Acceleron Pharma, Inc.*	8,000	312,000
Alexion Pharmaceuticals, Inc.*	2,000	239,320
Alkermes plc*	5,000	243,800
Alnylam Pharmaceuticals, Inc.*	3,500	426,440
Array BioPharma, Inc.*	28,200	294,690
Biogen, Inc.*	750	233,745
BioMarin Pharmaceutical, Inc.*	4,000	328,360
Bioverativ, Inc.*	4,000	226,000
Bluebird Bio, Inc.*	4,500	625,950
Celgene Corp.*	4,800	484,656
Epizyme, Inc.*	20,000	334,000
Esperion Therapeutics, Inc.* (a)	12,000	548,880
FibroGen, Inc.*	12,000	670,200
Five Prime Therapeutics, Inc.*	8,700	390,282
Gilead Sciences, Inc.	5,000	374,800
Ionis Pharmaceuticals, Inc.*	6,800	388,348
Ironwood Pharmaceuticals, Inc.*	23,000	353,740
Kura Oncology, Inc.* (a)	33,805	503,695
Neurocrine Biosciences, Inc.*	11,000	683,210
Radius Health, Inc.* (a)	6,000	192,660
Regeneron Pharmaceuticals, Inc.*	400	161,048
Sage Therapeutics, Inc.*	1,700	107,576
Spark Therapeutics, Inc.*	6,200	501,580
United Therapeutics Corp.*	2,800	332,052
Vertex Pharmaceuticals, Inc.*	2,200	321,706
Voyager Therapeutics, Inc.* (a)	12,000	252,720
Xencor, Inc.*	13,700	270,986

		10,325,894

Communications Equipment 3.6%
Cisco Systems, Inc.	124,670	4,257,481
F5 Networks, Inc.*	6,645	805,839

		5,063,320

Electronic Equipment, Instruments & Components 9.4%
Flex Ltd.*	182,980	3,257,044
Orbotech Ltd.*	60,400	2,701,088
ScanSource, Inc.*	63,270	2,717,446
TE Connectivity Ltd.	22,905	2,083,668
Tech Data Corp.*	27,800	2,579,006

		13,338,252

Internet & Direct Marketing Retail 2.0%
Amazon.com, Inc.*	2,575	2,846,096

Internet Software & Services 20.3%
Alphabet, Inc., Class A*	5,950	6,146,588
Alphabet, Inc., Class C*	5,966	6,065,274
Appfolio, Inc., Class A*	42,048	1,930,003
eBay, Inc.*	37,420	1,408,489
Facebook, Inc., Class A*	44,115	7,943,347
LogMeIn, Inc.	20,330	2,460,947
NetEase, Inc., ADR-CN	5,300	1,494,176
Q2 Holdings, Inc.*	33,200	1,412,660

		28,861,484

IT Services 8.9%
Booz Allen Hamilton Holding Corp.	72,400	2,735,996
Broadridge Financial Solutions, Inc.	10,400	893,568

Common Stocks (continued)

	Shares	Value

IT Services (continued)
Cognizant Technology Solutions Corp., Class A	39,915	$3,020,368
Euronet Worldwide, Inc.*	31,000	2,995,840
Fiserv, Inc.*	13,100	1,695,533
Visa, Inc., Class A	11,480	1,262,570

		12,603,875

Pharmaceuticals 0.2%
Aerie Pharmaceuticals, Inc.*	5,400	333,450

Semiconductors & Semiconductor Equipment 16.7%
Broadcom Ltd.	9,616	2,537,759
KLA-Tencor Corp.	19,990	2,176,711
Lam Research Corp.	23,590	4,920,166
Maxim Integrated Products, Inc.	59,035	3,101,699
NVIDIA Corp.	15,100	3,122,831
NXP Semiconductors NV*	28,320	3,314,856
QUALCOMM, Inc.	14,655	747,551
Texas Instruments, Inc.	39,800	3,848,262

		23,769,835

Software 18.3%
Activision Blizzard, Inc.	50,000	3,274,500
Adobe Systems, Inc.*	23,850	4,177,566
Electronic Arts, Inc.*	25,200	3,013,920
HubSpot, Inc.*	28,000	2,423,400
Intuit, Inc.	14,695	2,219,239
Microsoft Corp.	82,000	6,820,760
RingCentral, Inc., Class A*	52,500	2,212,875
Varonis Systems, Inc.*	45,200	1,970,720

		26,112,980

Technology Hardware, Storage & Peripherals 12.9%
Apple, Inc.	47,995	8,113,075
HP, Inc.	155,110	3,342,620
NCR Corp.*	82,100	2,634,589
NetApp, Inc.	95,500	4,242,110

		18,332,394

Total Common Stocks (cost $65,276,444)		141,587,580

Short-Term Investment 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96% (b)(c)	18,779	18,779

Total Short-Term Investment (cost $18,779)		18,779

25

Statement of Investments (Continued)

October 31, 2017

Nationwide Bailard Technology & Science Fund (Continued)

Repurchase Agreement 0.5%

	Principal Amount	Value

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $776,745, collateralized by U.S. Treasury Notes, ranging from 1.88% -2.25%, maturing 1/31/2022 - 2/15/2027; total market value $792,259. (c)(d)	$776,723	$776,723

Total Repurchase Agreement (cost $776,723)		776,723

Total Investments (cost $66,071,946) — 100.0%		142,383,082

Liabilities in excess of other assets — 0.0%		(31,771)

NET ASSETS — 100.0%		$142,351,311

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $790,933, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $18,779 and $776,723, respectively; a total value of $795,502.

(b)	Represents 7-day effective yield as of October 31, 2017.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $795,502.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

26

Statement of Assets and Liabilities

October 31, 2017

Nationwide Bailard Technology & Science Fund
Assets:
Investment securities, at value* (cost $65,295,223)	$141,606,359
Repurchase agreement, at value (cost $776,723)	776,723
Cash	522,562
Interest and dividends receivable	28,818
Security lending income receivable	1,632
Receivable for investments sold	785,866
Receivable for capital shares issued	7,635
Prepaid expenses	27,118

Total Assets	143,756,713

Liabilities:
Payable for investments purchased	444,161
Payable for capital shares redeemed	27,485
Payable upon return of securities loaned (Note 2)	795,502
Accrued expenses and other payables:
Investment advisory fees	88,780
Fund administration fees	16,683
Distribution fees	2,222
Administrative servicing fees	1,192
Accounting and transfer agent fees	2,286
Trustee fees	319
Custodian fees	579
Compliance program costs (Note 3)	81
Professional fees	20,697
Printing fees	2,628
Other	2,787

Total Liabilities	1,405,402

Net Assets	$142,351,311

Represented by:
Capital	$52,542,892
Accumulated undistributed net investment income	142,627
Accumulated net realized gains from investment securities	13,354,656
Net unrealized appreciation/(depreciation) in investment securities	76,311,136

Net Assets	$142,351,311

*	Includes value of securities on loan of $790,933 (Note 2).

27

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Bailard Technology & Science Fund
Net Assets:
Class A Shares	$3,574,315
Class C Shares	1,599,961
Class M Shares	132,242,812
Class R6 Shares	3,066,228
Institutional Service Class Shares	1,867,995

Total	$142,351,311

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	160,888
Class C Shares	78,551
Class M Shares	5,711,799
Class R6 Shares	132,709
Institutional Service Class Shares	80,819

Total	6,164,766

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$22.22
Class C Shares (b)	$20.37
Class M Shares	$23.15
Class R6 Shares	$23.10
Institutional Service Class Shares	$23.11
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$23.58

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

28

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Bailard Technology & Science Fund
INVESTMENT INCOME:
Dividend income	$1,179,363
Interest income	5,567
Income from securities lending (Note 2)	5,195

Total Income	1,190,125

EXPENSES:
Investment advisory fees	918,563
Fund administration fees	110,780
Distribution fees Class A	9,270
Distribution fees Class C	13,190
Administrative servicing fees Class A	2,967
Administrative servicing fees Class C	1,319
Administrative servicing fees Institutional Service Class	1,009
Registration and filing fees	62,747
Professional fees	31,354
Printing fees	9,800
Trustee fees	3,598
Custodian fees	4,600
Accounting and transfer agent fees	13,812
Compliance program costs (Note 3)	152
Other	5,475

Total Expenses	1,188,636

NET INVESTMENT INCOME	1,489

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	13,543,968
Net change in unrealized appreciation/depreciation in the value of investment securities	27,232,217

Net realized/unrealized gains	40,776,185

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$40,777,674

The accompanying notes are an integral part of these financial statements.

29

Statements of Changes in Net Assets

	Nationwide Bailard Technology & Science Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$1,489	$566,931
Net realized gains	13,543,968	7,533,156
Net change in unrealized appreciation/depreciation	27,232,217	(431,387)

Change in net assets resulting from operations	40,777,674	7,668,700

Distributions to Shareholders From:
Net investment income:
Class A	(3,903)	–
Class C	–	–
Class M	(214,128)	(415,368)
Class R6 (a)	(2,543)	(1,683)
Institutional Service Class	(1,822)	(2,291)
Net realized gains:
Class A	(204,270)	(242,531)
Class C	(85,360)	(99,317)
Class M	(7,070,796)	(7,596,877)
Class R6 (a)	(83,965)	(29,531)
Institutional Service Class	(69,324)	(74,710)

Change in net assets from shareholder distributions	(7,736,111)	(8,462,308)

Change in net assets from capital transactions	1,648,931	2,612,782

Change in net assets	34,690,494	1,819,174

Net Assets:
Beginning of year	107,660,817	105,841,643

End of year	$142,351,311	$107,660,817

Accumulated undistributed net investment income at end of year	$142,627	$185,212

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,651,814	$1,084,662
Dividends reinvested	201,902	196,375
Cost of shares redeemed	(1,991,284)	(1,644,980)

Total Class A Shares	(137,568)	(363,943)

Class C Shares
Proceeds from shares issued	281,885	596,017
Dividends reinvested	79,767	96,239
Cost of shares redeemed	(151,284)	(523,991)

Total Class C Shares	210,368	168,265

Class M Shares
Proceeds from shares issued	3,060,958	5,846,217
Dividends reinvested	6,296,990	6,672,655
Cost of shares redeemed	(9,716,790)	(10,581,331)

Total Class M Shares	(358,842)	1,937,541

30

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Technology & Science Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Class R6 Shares (a)
Proceeds from shares issued	$1,809,507	$1,283,712
Dividends reinvested	86,508	31,214
Cost of shares redeemed	(665,695)	(361,774)

Total Class R6 Shares	1,230,320	953,152

Institutional Service Class Shares
Proceeds from shares issued	1,341,162	311,449
Dividends reinvested	48,808	71,953
Cost of shares redeemed	(685,317)	(465,635)

Total Institutional Service Class Shares	704,653	(82,233)

Change in net assets from capital transactions	$1,648,931	$2,612,782

SHARE TRANSACTIONS:
Class A Shares
Issued	89,737	65,437
Reinvested	12,207	12,312
Redeemed	(98,703)	(103,780)

Total Class A Shares	3,241	(26,031)

Class C Shares
Issued	16,150	38,474
Reinvested	5,224	6,459
Redeemed	(8,539)	(35,650)

Total Class C Shares	12,835	9,283

Class M Shares
Issued	162,271	354,181
Reinvested	366,317	403,809
Redeemed	(503,106)	(629,972)

Total Class M Shares	25,482	128,018

Class R6 Shares (a)
Issued	90,892	74,477
Reinvested	5,044	1,892
Redeemed	(33,039)	(22,002)

Total Class R6 Shares	62,897	54,367

Institutional Service Class Shares
Issued	64,138	20,454
Reinvested	2,842	4,359
Redeemed	(37,555)	(29,938)

Total Institutional Service Class Shares	29,425	(5,125)

Total change in shares	133,880	160,512

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Technology & Science Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2017	$17.26	(0.06)	6.29	6.23	(0.02)	(1.25)	(1.27)	$22.22	38.67%		$3,574,315	1.28%	(0.31%	)	1.28%	26.17%
Year Ended October 31, 2016	$17.46	0.05	1.12	1.17	—	(1.37)	(1.37)	$17.26	7.35%		$2,720,410	1.31%	0.28%		1.31%	28.65%
Year Ended October 31, 2015	$17.54	—	1.51	1.51	(0.02)	(1.57)	(1.59)	$17.46	9.66%		$3,206,650	1.27%	(0.01%	)	1.27%	25.31%
Period Ended October 31, 2014 (h)	$16.53	(0.01)	1.02	1.01	—	—	—	$17.54	6.11%		$2,450,895	1.45%	(0.32%	)	1.46%	7.60%
Year Ended July 31, 2014	$13.51	(0.03)	3.05	3.02	—	—	—	$16.53	22.35%		$2,192,132	1.37%	(0.23%	)	1.39%	36.99%
Year Ended July 31, 2013	$11.56	(0.02)	1.97	1.95	—	—	—	$13.51	16.87%		$1,458,286	1.45%	(0.13%	)	1.58%	45.00%

Class C Shares
Year Ended October 31, 2017	$16.01	(0.19)	5.80	5.61	—	(1.25)	(1.25)	$20.37	37.67%		$1,599,961	2.04%	(1.08%	)	2.04%	26.17%
Year Ended October 31, 2016	$16.42	(0.08)	1.04	0.96	—	(1.37)	(1.37)	$16.01	6.47%		$1,052,416	2.07%	(0.52%	)	2.09%	28.65%
Year Ended October 31, 2015	$16.68	(0.11)	1.42	1.31	—	(1.57)	(1.57)	$16.42	8.90%		$926,389	1.99%	(0.71%	)	1.99%	25.31%
Period Ended October 31, 2014 (h)	$15.74	(0.04)	0.98	0.94	—	—	—	$16.68	5.97%		$565,917	2.05%	(0.92%	)	2.17%	7.60%
Year Ended July 31, 2014	$12.95	(0.13)	2.92	2.79	—	—	—	$15.74	21.54%		$498,395	2.05%	(0.90%	)	2.05%	36.99%
Year Ended July 31, 2013	$11.15	(0.09)	1.89	1.80	—	—	—	$12.95	16.14%		$383,795	2.05%	(0.73%	)	2.08%	45.00%

Class M Shares
Year Ended October 31, 2017	$17.89	—	6.55	6.55	(0.04)	(1.25)	(1.29)	$23.15	39.12%		$132,242,812	0.95%	0.02%		0.95%	26.17%
Year Ended October 31, 2016	$18.07	0.10	1.16	1.26	(0.07)	(1.37)	(1.44)	$17.89	7.67%		$101,722,940	0.98%	0.58%		0.98%	28.65%
Year Ended October 31, 2015	$18.10	0.07	1.55	1.62	(0.08)	(1.57)	(1.65)	$18.07	10.02%		$100,410,733	0.95%	0.39%		0.95%	25.31%
Period Ended October 31, 2014 (h)	$17.04	—	1.06	1.06	—	—	—	$18.10	6.22%		$101,788,290	1.05%	0.09%		1.08%	7.60%
Year Ended July 31, 2014	$13.90	0.03	3.14	3.17	(0.03)	—	(0.03)	$17.04	22.85%		$96,832,238	0.99%	0.18%		0.99%	36.99%
Year Ended July 31, 2013	$11.85	0.03	2.02	2.05	—	—	—	$13.90	17.30%		$86,675,286	1.05%	0.27%		1.08%	45.00%

Class R6 Shares (i)
Year Ended October 31, 2017	$17.86	—	6.53	6.53	(0.04)	(1.25)	(1.29)	$23.10	39.07%	(j)	$3,066,228	0.95%	–		0.95%	26.17%
Year Ended October 31, 2016	$18.04	0.06	1.21	1.27	(0.08)	(1.37)	(1.45)	$17.86	7.69%	(j)	$1,246,501	0.98%	0.35%		0.98%	28.65%
Year Ended October 31, 2015	$18.06	0.03	1.60	1.63	(0.08)	(1.57)	(1.65)	$18.04	10.11%		$278,563	0.95%	0.16%		0.95%	25.31%
Period Ended October 31, 2014 (h)	$17.00	—	1.06	1.06	—	—	—	$18.06	6.24%		$124,010	1.05%	0.05%		1.08%	7.60%
Period Ended July 31, 2014 (k)	$14.53	(0.02)	2.52	2.50	(0.03)	—	(0.03)	$17.00	17.25%		$76,937	0.96%	(0.14%	)	0.96%	36.99%

32

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Institutional Service Class Shares (l)
Year Ended October 31, 2017	$17.87	(0.02)	6.54	6.52	(0.03)	(1.25)	(1.28)	$23.11	39.00%	$1,867,995	1.06%	(0.08%	)	1.06%	26.17%
Year Ended October 31, 2016	$18.03	0.08	1.17	1.25	(0.04)	(1.37)	(1.41)	$17.87	7.60%	$918,550	1.09%	0.48%		1.09%	28.65%
Year Ended October 31, 2015	$18.05	0.06	1.53	1.59	(0.04)	(1.57)	(1.61)	$18.03	9.89%	$1,019,308	1.03%	0.32%		1.03%	25.31%
Period Ended October 31, 2014 (h)	$17.00	—	1.05	1.05	—	—	—	$18.05	6.18%	$1,119,698	1.20%	(0.04%	)	1.25%	7.60%
Year Ended July 31, 2014	$13.87	—	3.14	3.14	(0.01)	—	(0.01)	$17.00	22.63%	$1,203,010	1.17%	0.01%		1.20%	36.99%
Year Ended July 31, 2013	$11.83	0.02	2.02	2.04	—	—	—	$13.87	17.24%	$1,543,971	1.14%	0.18%		1.33%	45.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements

33

Fund Commentary	Nationwide Fund

For the annual period ended October 31, 2017, the Nationwide Fund (Institutional Service Class) returned 24.22% versus 23.63% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 787 funds as of October 31, 2017) was 22.78% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Environment

The general investment theme of the 12-month reporting period can be described as defensive in light of moderating economic prospects punctuated by brief moments of hope for a more expansive outlook.

Late in 2016, strengthening economic indicators both at home and abroad, along with the U.S. Republican Party’s election sweep in 2016, led to a strong risk-on approach by investors during the reporting period. For the first half of 2017, however, these hopes abated due to a flattening of leading economic indicators and doubt in the realization of the U.S. presidential election’s reflationary agenda. Since mid-June, improving prospects in overseas markets have triggered transitory episodes of risk-on returns.

While the Bloomberg Barclays U.S. Aggregate Bond Index returned less than 1% over the period, domestic equity benchmarks all recorded strong returns, led by mega-cap growth names, which returned some 31% to investors.

Core indexes, such as the S&P 500, which combine both growth and value names, were somewhat held back by investor enthusiasm for growth stocks, but still posted strong, double-digit returns over the 12 months ended October 31, 2017.

HighMark’s core equity team seeks to deliver alpha versus the S&P 500 by holding a diversified portfolio where risk is spread across multiple small bets versus a few large sector, industry, theme or factor tilts. During the reporting period, investor enthusiasm rotated from value names early in the period to growth stocks in mid-year and back to value names, depending on investor perceptions of global macroeconomics and domestic politics.

Our process resulted in a moderate exposure to momentum during the reporting period, which helped performance. Our reliance on feedback from what we term “informed agents” — market participants who have historically had insights into individual stocks — rather than from attempting to time significant shifts from growth to value or small- to large-cap names was also a positive contributor. As the period ended, we were heartened to see stock correlations continue to decline and market breadth increasing, both of which are positive factors for active stock management and for utilizing signals from informed agents.

Portfolio Performance

During the reporting period, sector weightings modestly added to performance versus the benchmark, resulting in 11 basis points from sector allocations. The Fund’s modest overweights to the Health Care and Industrials sectors added 30 basis points, while slight underweights to Financials and Information Technology names cost the portfolio approximately 23 basis points each.

Successful stock selection over the reporting period added 1.5% of excess return. Our goal in managing the Nationwide Fund is to add alpha through stock selection rather than sector, theme or factor bets, and the Core Equity team successfully added value in nine of the 11 S&P 500 sector categories over the reporting period.

Stock selection was particularly strong in the Industrials, Consumer Discretionary and Health Care sectors, which added a total of 1.8% of excess return versus the S&P 500 and more than offset disappointing stock selection returns from the Fund’s holdings in the Financials and Consumer Staples sectors.

In the Industrials sector, overweighted positions in CSX Corp. and Rockwell Collins contributed

34

Fund Commentary (cont.)	Nationwide Fund

positive returns to the portfolio, as did Abbott Labs and UnitedHealth Group in the Health Care sector. The team exited the Fund’s Rockwell Collins position after the stock appreciated by 24% over the reporting period and also sold our position in CSX Corp. after a 58% gain. Abbott Labs and UnitedHealth remain in the Nationwide Fund. The Fund also benefited by not holding Qualcomm and IBM, both S&P 500 companies, which significantly underperformed the broader index.

Stocks which detracted from performance included Boeing, NVIDIA Corp. and Walt Disney. The Fund did not hold aerospace firm Boeing, which saw strong returns due, in part, to a weakening U.S. dollar, which helped this export-reliant firm. Semiconductor firm NVIDIA returned nearly 200% during the reporting period, but the Fund did not hold the stock. Disney logged positive returns over the reporting period, but the Fund’s overweight position detracted from overall performance versus the S&P 500 and we have exited the stock.

The five largest stocks in the S&P 500 — Apple, Microsoft, Amazon, Exxon Mobil and Facebook — constitute some 11% of the index. In aggregate, the Fund was slightly overweight these mega-cap names, particularly Apple and Microsoft, and underweight Exxon Mobil, which trailed the overall S&P 500 Index return for the 12 months ended October 31, 2017. At the end of the reporting period, we retained all these stocks in the portfolio.

Derivatives

Equity index futures were held in the Fund during the reporting period. These futures are used to “equitize” the Fund’s cash holdings, including cash from inflows and requested portfolio redemptions, such that any return the Fund might earn on cash replicates the return on equities and the Fund performs as if it is 100% invested in securities. Throughout the period, the portfolio held an average position of 0.01% in S&P 500 Futures, which were used to equitize cash. This positioning did not have a meaningful impact to the Fund’s performance (Note: contribution was

+0.003%). The portfolio held 0.01% in S&P 500 Futures at the end of the period.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Derek Izuel, CFA and Yanping Li, Ph.D.

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

35

Fund Overview	Nationwide Fund

Asset Allocation†

Common Stocks	100.0%
Futures Contracts††	0.0%
Other assets in excess of liabilities††	0.0%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	7.4%
Software	6.4%
Banks	6.4%
Internet Software & Services	5.3%
Technology Hardware, Storage & Peripherals	5.3%
Pharmaceuticals	4.8%
Semiconductors & Semiconductor Equipment	4.3%
Aerospace & Defense	4.1%
Health Care Providers & Services	3.9%
Specialty Retail	3.5%
Other Industries	48.6%
100.0%

Top Holdings†††

Apple, Inc.	4.8%
Microsoft Corp.	3.6%
Johnson & Johnson	2.8%
General Dynamics Corp.	2.5%
Facebook, Inc., Class A	2.5%
Philip Morris International, Inc.	2.2%
PepsiCo, Inc.	2.2%
Amazon.com, Inc.	2.1%
Aetna, Inc.	2.1%
Broadcom Ltd.	2.0%
Other Holdings	73.2%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

36

Fund Performance	Nationwide Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	23.93%	14.30%	5.55%
	w/SC2	16.79%	12.95%	4.92%
Class C	w/o SC1	22.99%	13.42%	4.78%
	w/SC3	21.99%	N/A	N/A
Class R4,5		23.37%	13.83%	5.19%
Institutional Service Class[6]	w/o SC	24.22%	14.54%	5.79%
	w/SC7	N/A	N/A	5.30%
S&P 500® Index		23.63%	15.18%	7.51%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[7]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front-end sales charge was eliminated.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.04%	1.00%
Class C	1.79%	1.75%
Class R	1.46%	1.42%
Institutional Service Class	0.78%	0.74%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respesctive share class’ actual results.

37

Fund Performance (cont.)	Nationwide Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

38

Shareholder Expense Example	Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,087.30	5.05	0.96
	Hypothetical	(a)(b)	1,000.00	1,020.37	4.89	0.96
Class C Shares	Actual	(a)	1,000.00	1,083.00	9.03	1.72
	Hypothetical	(a)(b)	1,000.00	1,016.53	8.74	1.72
Class R Shares	Actual	(a)	1,000.00	1,084.70	7.30	1.39
	Hypothetical	(a)(b)	1,000.00	1,018.20	7.07	1.39
Institutional Service Class Shares	Actual	(a)	1,000.00	1,088.70	3.74	0.71
	Hypothetical	(a)(b)	1,000.00	1,021.63	3.62	0.71

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

39

Statement of Investments

October 31, 2017

Nationwide Fund

Common Stocks 100.0%

	Shares	Value

Aerospace & Defense 4.1%
General Dynamics Corp.	126,215	$25,619,121
L3 Technologies, Inc.	48,400	9,059,512
Northrop Grumman Corp.	23,899	7,062,871

		41,741,504

Airlines 0.7%
Copa Holdings SA, Class A	34,105	4,201,395
Delta Air Lines, Inc.	67,253	3,364,668

		7,566,063

Auto Components 1.5%
Delphi Automotive plc	157,080	15,610,610

Banks 6.4%
Citigroup, Inc.	46,552	3,421,572
FNB Corp.	240,340	3,242,186
Huntington Bancshares, Inc.	750,245	10,353,381
JPMorgan Chase & Co.	164,224	16,522,577
KeyCorp	916,015	16,717,274
Signature Bank*	30,900	4,017,309
Wells Fargo & Co.	195,983	11,002,486

		65,276,785

Beverages 2.2%
PepsiCo, Inc.	201,134	22,171,001

Biotechnology 1.2%
Celgene Corp.*	36,645	3,700,046
Incyte Corp.*	25,150	2,848,237
Vertex Pharmaceuticals, Inc.*	36,985	5,408,317

		11,956,600

Building Products 0.8%
Masco Corp.	216,955	8,639,148

Capital Markets 2.5%
Ameriprise Financial, Inc.	40,198	6,292,595
Lazard Ltd., Class A	83,895	3,988,368
LPL Financial Holdings, Inc.	64,590	3,204,310
MarketAxess Holdings, Inc.	24,228	4,215,672
MSCI, Inc.	40,265	4,725,500
State Street Corp.	33,673	3,097,916

		25,524,361

Chemicals 2.0%
DowDuPont, Inc.	206,700	14,946,477
WR Grace & Co.	70,274	5,375,258

		20,321,735

Commercial Services & Supplies 0.3%
Waste Management, Inc.	40,090	3,294,195

Communications Equipment 1.8%
Cisco Systems, Inc.	544,390	18,590,918

Consumer Finance 1.0%
Discover Financial Services	149,134	9,921,885

Common Stocks (continued)

	Shares	Value

Containers & Packaging 0.7%
Berry Global Group, Inc.*	124,699	$7,413,356

Distributors 0.3%
Pool Corp.	28,688	3,464,937

Diversified Consumer Services 0.5%
Service Corp. International	137,861	4,888,551

Diversified Financial Services 0.9%
Berkshire Hathaway, Inc., Class B*	48,303	9,029,763

Electric Utilities 0.4%
American Electric Power Co., Inc.	48,861	3,635,747

Electrical Equipment 0.5%
Eaton Corp. plc	58,684	4,695,894

Electronic Equipment, Instruments & Components 0.4%
Trimble, Inc.*	110,860	4,531,957

Equity Real Estate Investment Trusts (REITs) 3.4%
Colony NorthStar, Inc., Class A	365,440	4,487,603
Forest City Realty Trust, Inc., Class A	164,301	4,046,734
Mid-America Apartment Communities, Inc.	75,134	7,689,965
Prologis, Inc.	206,343	13,325,631
Regency Centers Corp.	43,230	2,660,806
Sun Communities, Inc.	33,810	3,051,691

		35,262,430

Food & Staples Retailing 0.7%
US Foods Holding Corp.*	258,645	7,055,836

Food Products 0.9%
Mondelez International, Inc., Class A	129,575	5,368,292
Tyson Foods, Inc., Class A	48,205	3,514,627

		8,882,919

Gas Utilities 0.3%
Atmos Energy Corp.	37,092	3,235,906

Health Care Equipment & Supplies 3.2%
Abbott Laboratories	307,505	16,675,996
Baxter International, Inc.	252,486	16,277,773

		32,953,769

Health Care Providers & Services 3.9%
Aetna, Inc.	124,700	21,202,741
UnitedHealth Group, Inc.	91,084	19,147,678

		40,350,419

Hotels, Restaurants & Leisure 1.3%
Aramark	69,253	3,025,664
Royal Caribbean Cruises Ltd.	55,164	6,827,648
Yum Brands, Inc.	44,500	3,313,025

		13,166,337

Household Durables 0.8%
Mohawk Industries, Inc.*	30,069	7,870,861

40

Statement of Investments (Continued)

October 31, 2017

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Value

Household Products 1.2%
Procter & Gamble Co. (The)	141,717	$12,235,846

Independent Power and Renewable Electricity Producers 0.5%
Vistra Energy Corp.	249,000	4,840,560

Insurance 2.8%
Allstate Corp. (The)	106,894	10,033,071
Axis Capital Holdings Ltd.	51,878	2,821,644
Chubb Ltd.	75,224	11,345,284
FNF Group	121,880	4,560,750

		28,760,749

Internet & Direct Marketing Retail 3.0%
Amazon.com, Inc.*	19,668	21,738,647
Netflix, Inc.*	23,313	4,579,372
Priceline Group, Inc. (The)*	2,310	4,416,628

		30,734,647

Internet Software & Services 5.3%
Alphabet, Inc., Class A*	13,298	13,737,366
Alphabet, Inc., Class C*	11,806	12,002,452
Facebook, Inc., Class A*	142,251	25,613,715
IAC/InterActiveCorp*	26,188	3,379,561

		54,733,094

IT Services 0.8%
Amdocs Ltd.	44,126	2,872,603
Fidelity National Information Services, Inc.	58,482	5,424,790

		8,297,393

Life Sciences Tools & Services 2.3%
Agilent Technologies, Inc.	178,975	12,175,669
Thermo Fisher Scientific, Inc.	60,206	11,669,729

		23,845,398

Machinery 2.0%
Ingersoll-Rand plc	94,059	8,333,627
Pentair plc	98,845	6,964,619
WABCO Holdings, Inc.*	38,400	5,666,688

		20,964,934

Media 1.5%
Comcast Corp., Class A	429,667	15,480,902

Oil, Gas & Consumable Fuels 7.4%
Andeavor	103,115	10,954,938
Chevron Corp.	172,868	20,033,672
ConocoPhillips	158,168	8,090,293
Exxon Mobil Corp.	62,357	5,197,456
Marathon Oil Corp.	312,536	4,444,262
ONEOK, Inc.	268,700	14,582,349
Phillips 66	137,600	12,532,608

		75,835,578

Personal Products 0.4%
Estee Lauder Cos., Inc. (The), Class A	35,007	3,914,133

Common Stocks (continued)

	Shares	Value

Pharmaceuticals 4.8%
Johnson & Johnson	203,096	$28,313,613
Merck & Co., Inc.	269,882	14,867,799
Pfizer, Inc.	186,142	6,526,139

		49,707,551

Road & Rail 1.1%
Kansas City Southern	110,300	11,495,466

Semiconductors & Semiconductor Equipment 4.3%
Applied Materials, Inc.	184,388	10,405,015
Broadcom Ltd.	78,495	20,715,615
First Solar, Inc.*	157,300	8,623,186
Marvell Technology Group Ltd.	234,899	4,338,585

		44,082,401

Software 6.4%
Adobe Systems, Inc.*	109,997	19,267,075
Atlassian Corp. plc, Class A*	107,795	5,214,044
Microsoft Corp.	450,317	37,457,368
Oracle Corp.	72,318	3,680,986

		65,619,473

Specialty Retail 3.5%
Home Depot, Inc. (The)	113,268	18,777,569
Lowe’s Cos., Inc.	212,234	16,968,108

		35,745,677

Technology Hardware, Storage & Peripherals 5.3%
Apple, Inc.	291,782	49,322,829
Xerox Corp.	163,400	4,952,654

		54,275,483

Textiles, Apparel & Luxury Goods 1.4%
PVH Corp.	78,100	9,903,861
Tapestry, Inc.	121,385	4,970,716

		14,874,577

Tobacco 3.0%
Altria Group, Inc.	134,586	8,643,113
Philip Morris International, Inc.	216,733	22,678,941

		31,322,054

Wireless Telecommunication Services 0.3%
Telephone & Data Systems, Inc.	111,388	3,246,960

Total Investments (cost $822,197,528) — 100.0%		1,027,066,363

Other assets in excess of liabilities — 0.0%†		253,910

NET ASSETS — 100.0%		$1,027,320,273

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

REIT	Real Estate Investment Trust

41

Statement of Investments (Continued)

October 31, 2017

Nationwide Fund (Continued)

Futures contracts outstanding as of October 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	28	12/2017	USD	3,601,780	8,339

					8,339

At October 31, 2017, the Fund had $126,000 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

42

Statement of Assets and Liabilities

October 31, 2017

Nationwide Fund
Assets:
Investment securities, at value (cost $822,197,528)	$1,027,066,363
Cash	3,438,978
Deposits with broker for futures contracts	126,000
Interest and dividends receivable	507,768
Security lending income receivable	43
Receivable for capital shares issued	12,960
Reclaims receivable	28,270
Receivable for variation margin on futures contracts	10,864
Prepaid expenses	26,460

Total Assets	1,031,217,706

Liabilities:
Payable for capital shares redeemed	3,084,078
Accrued expenses and other payables:
Investment advisory fees	465,371
Fund administration fees	36,088
Distribution fees	36,216
Administrative servicing fees	78,842
Accounting and transfer agent fees	83,423
Trustee fees	2,401
Custodian fees	6,022
Compliance program costs (Note 3)	619
Professional fees	30,336
Printing fees	59,344
Recoupment fees (Note 3)	9,550
Other	5,143

Total Liabilities	3,897,433

Net Assets	$1,027,320,273

Represented by:
Capital	$736,114,427
Accumulated undistributed net investment income	2,836,436
Accumulated net realized gains from investment securities, futures contracts, and foreign currency transactions	83,494,398
Net unrealized appreciation/(depreciation) in investment securities	204,868,835
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	8,339
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(2,162)

Net Assets	$1,027,320,273

Net Assets:
Class A Shares	$156,138,195
Class C Shares	3,742,859
Class R Shares	60,273
Institutional Service Class Shares	867,378,946

Total	$1,027,320,273

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,897,528
Class C Shares	151,582
Class R Shares	2,325
Institutional Service Class Shares	33,267,799

Total	39,319,234

43

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$26.48
Class C Shares (b)	$24.69
Class R Shares	$25.92
Institutional Service Class Shares	$26.07
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$28.10

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

44

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Fund
INVESTMENT INCOME:
Dividend income	$18,022,550
Interest income	47,633
Income from securities lending (Note 2)	2,251
Foreign tax withholding	(2,721)

Total Income	18,069,713

EXPENSES:
Investment advisory fees	5,770,081
Fund administration fees	316,468
Distribution fees Class A	371,468
Distribution fees Class C	40,342
Distribution fees Class R	308
Administrative servicing fees Class A	89,502
Administrative servicing fees Class C	3,225
Administrative servicing fees Class R	154
Administrative servicing fees Institutional Service Class	587,990
Registration and filing fees	54,416
Professional fees	75,686
Printing fees	81,191
Trustee fees	28,620
Custodian fees	38,416
Accounting and transfer agent fees	446,101
Compliance program costs (Note 3)	4,329
Recoupment fees (Note 3)	9,550
Other	20,063

Total expenses before fees waived	7,937,910

Investment advisory fees waived (Note 3)	(446,708)

Net Expenses	7,491,202

NET INVESTMENT INCOME	10,578,511

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	83,727,833
Expiration or closing of futures contracts (Note 2)	1,069,518
Foreign currency transactions (Note 2)	(2,928)

Net realized gains	84,794,423

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	117,834,848
Futures contracts (Note 2)	101,191
Translation of assets and liabilities denominated in foreign currencies	3,669

Net change in unrealized appreciation/depreciation	117,939,708

Net realized/unrealized gains	202,734,131

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$213,312,642

The accompanying notes are an integral part of these financial statements.

45

Statements of Changes in Net Assets

	Nationwide Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$10,578,511	$13,670,240
Net realized gains	84,794,423	29,824,399
Net change in unrealized appreciation/depreciation	117,939,708	(11,645,251)

Change in net assets resulting from operations	213,312,642	31,849,388

Distributions to Shareholders From:
Net investment income:
Class A	(1,561,231)	(1,429,493)
Class C	(17,361)	(17,027)
Class R	(421)	(361)
Institutional Service Class	(10,969,857)	(10,024,387)
Net realized gains:
Class A	(4,224,223)	(3,450,564)
Class C	(135,428)	(118,093)
Class R	(2,224)	(1,434)
Institutional Service Class	(24,599,036)	(19,956,588)

Change in net assets from shareholder distributions	(41,509,781)	(34,997,947)

Change in net assets from capital transactions	(107,762,904)	(12,421,328)

Change in net assets	64,039,957	(15,569,887)

Net Assets:
Beginning of year	963,280,316	978,850,203

End of year	$1,027,320,273	$963,280,316

Accumulated undistributed net investment income at end of year	$2,836,436	$4,676,219

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,292,067	$2,987,261
Dividends reinvested	5,705,683	4,810,052
Cost of shares redeemed	(16,022,430)	(16,261,321)

Total Class A Shares	(6,024,680)	(8,464,008)

Class C Shares
Proceeds from shares issued	124,432	146,029
Dividends reinvested	125,501	114,091
Cost of shares redeemed	(1,244,132)	(821,476)

Total Class C Shares	(994,199)	(561,356)

Class R Shares
Proceeds from shares issued	3,822	9,731
Dividends reinvested	2,645	1,795
Cost of shares redeemed	(26,014)	–

Total Class R Shares	(19,547)	11,526

Institutional Service Class Shares
Proceeds from shares issued	23,346,827	58,712,516
Dividends reinvested	33,864,540	28,521,644
Cost of shares redeemed	(157,935,845)	(90,641,650)

Total Institutional Service Class Shares	(100,724,478)	(3,407,490)

Change in net assets from capital transactions	$(107,762,904)	$(12,421,328)

46

Statements of Changes in Net Assets (Continued)

	Nationwide Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A Shares
Issued	176,650	139,272
Reinvested	245,431	224,753
Redeemed	(656,400)	(749,845)

Total Class A Shares	(234,319)	(385,820)

Class C Shares
Issued	5,484	7,597
Reinvested	5,838	5,706
Redeemed	(54,168)	(40,793)

Total Class C Shares	(42,846)	(27,490)

Class R Shares
Issued	164	464
Reinvested	117	86
Redeemed	(1,108)	–

Total Class R Shares	(827)	550

Institutional Service Class Shares
Issued	975,650	2,710,629
Reinvested	1,476,333	1,352,544
Redeemed	(6,717,158)	(4,220,785)

Total Institutional Service Class Shares	(4,265,175)	(157,612)

Total change in shares	(4,543,167)	(570,372)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

47

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	$22.25	0.21	4.98	5.19	(0.26)	(0.70)	(0.96)	$26.48	23.93%		$156,138,195	0.96%	0.86%	1.00%	79.20%
Year Ended October 31, 2016	$22.31	0.27	0.43	0.70	(0.22)	(0.54)	(0.76)	$22.25	3.30%		$136,414,821	0.96%	1.27%	1.04%	60.90%
Year Ended October 31, 2015	$21.77	0.22	0.57	0.79	(0.25)	–	(0.25)	$22.31	3.68%		$145,390,681	0.95%	0.98%	1.00%	72.24%	(e)
Year Ended October 31, 2014	$19.00	0.20	2.76	2.96	(0.19)	–	(0.19)	$21.77	15.64%		$81,892,569	0.94%	0.99%	0.99%	48.08%
Year Ended October 31, 2013	$15.13	0.19	3.87	4.06	(0.19)	–	(0.19)	$19.00	27.09%		$72,276,586	1.01%	1.08%	1.04%	113.60%

Class C Shares
Year Ended October 31, 2017	$20.81	0.03	4.64	4.67	(0.09)	(0.70)	(0.79)	$24.69	22.99%		$3,742,859	1.72%	0.11%	1.77%	79.20%
Year Ended October 31, 2016	$20.93	0.10	0.40	0.50	(0.08)	(0.54)	(0.62)	$20.81	2.49%		$4,046,885	1.75%	0.49%	1.79%	60.90%
Year Ended October 31, 2015	$20.45	0.04	0.54	0.58	(0.10)	–	(0.10)	$20.93	2.88%		$4,645,828	1.72%	0.18%	1.77%	72.24%	(e)
Year Ended October 31, 2014	$17.91	0.04	2.59	2.63	(0.09)	–	(0.09)	$20.45	14.72%		$2,045,558	1.70%	0.22%	1.75%	48.08%
Year Ended October 31, 2013	$14.30	0.06	3.66	3.72	(0.11)	–	(0.11)	$17.91	26.14%		$1,720,677	1.73%	0.40%	1.75%	113.60%

Class R Shares(f)
Year Ended October 31, 2017	$21.80	0.10	4.86	4.96	(0.14)	(0.70)	(0.84)	$25.92	23.33%	(g)	$60,273	1.39%	0.44%	1.44%	79.20%
Year Ended October 31, 2016	$21.87	0.17	0.43	0.60	(0.13)	(0.54)	(0.67)	$21.80	2.85%		$68,698	1.42%	0.79%	1.46%	60.90%
Year Ended October 31, 2015	$21.35	0.14	0.54	0.68	(0.16)	–	(0.16)	$21.87	3.19%		$56,905	1.41%	0.62%	1.46%	72.24%	(e)
Year Ended October 31, 2014	$18.66	0.11	2.70	2.81	(0.12)	–	(0.12)	$21.35	15.15%		$105,062	1.37%	0.52%	1.42%	48.08%
Year Ended October 31, 2013	$14.87	0.13	3.81	3.94	(0.15)	–	(0.15)	$18.66	26.72%		$34,631	1.29%	0.79%	1.31%	113.60%

Institutional Service Class Shares
Year Ended October 31, 2017	$21.92	0.27	4.90	5.17	(0.32)	(0.70)	(1.02)	$26.07	24.22%		$867,378,946	0.71%	1.11%	0.76%	79.20%
Year Ended October 31, 2016	$21.99	0.32	0.42	0.74	(0.27)	(0.54)	(0.81)	$21.92	3.52%		$822,749,912	0.74%	1.49%	0.78%	60.90%
Year Ended October 31, 2015	$21.46	0.27	0.56	0.83	(0.30)	–	(0.30)	$21.99	3.93%		$828,756,789	0.73%	1.24%	0.78%	72.24%	(e)
Year Ended October 31, 2014	$18.74	0.24	2.71	2.95	(0.23)	–	(0.23)	$21.46	15.85%		$811,488,568	0.72%	1.21%	0.77%	48.08%
Year Ended October 31, 2013	$14.93	0.22	3.82	4.04	(0.23)	–	(0.23)	$18.74	27.35%		$738,850,578	0.77%	1.31%	0.80%	113.60%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Excludes merger activity.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

48

Fund Commentary	Nationwide Geneva Mid Cap Growth Fund

For the annual period ended October 31, 2017, the Nationwide Geneva Mid Cap Growth Fund (Class A at NAV) returned 23.77% versus 26.25% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mid-Cap Growth Funds (consisting of 380 funds as of October 31, 2017) was 26.88% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Many investors are perplexed that the major U.S. stock indices are near all-time highs despite obvious concerns. Such concerns include a flattening of housing starts and auto sales, lackluster personal income growth, a tightening Federal Reserve (Fed) driving rates higher, extended equity valuations and political chaos. So why the investor enthusiasm for stocks? Perhaps it’s the concurrent acceleration of the Chinese, Japanese and European economies, the weaker U.S. dollar, improving earnings growth for domestic companies or movement toward tax reform. Irrespective of the reasons, as investors, we must look forward through an unbiased lens and determine directionally where the market is headed and how to position our strategies therein. While the market has been unquestionably strong year to date, we still feel the pressure is to the upside for the next 12-18 months. The strength of the September 2017 corporate credit issuance underlies insatiable demand for yield. It’s important to remember, sentiment does not end equity bull markets, but credit bear markets do, and there is no sign of the latter in sight.

From a quality perspective, the one-year reporting period was driven by low-quality companies; those rated as B or worse by Standard & Poor’s returned 19.46% versus high-quality companies, those rated B+ or better, returning 16.15%. Illustrating the point more forcefully was the 23.93% return of C and D rated companies versus the 10.20% return of A+ rated companies. Factor attribution data within the Russell Midcap Growth Index was mixed, with some factors indicating a bias toward high quality, while others indicated a bias for low quality. Of note was the outperformance of high beta, which significantly outperformed during the period; this indicates a bias toward lower-quality companies.

The Fund’s underperformance during the reporting period was driven by its underweight allocation to Semiconductors; this industry makes up nearly 4% of the index and was up 84.5% during the trailing 12 months. Given the inherent volatility and cyclicality of the semiconductor industry, the Fund has been significantly underweight and this resulted in a relative 268 basis points headwind to performance. Outside of this industry, the Fund also experienced weakness in the Materials & Processing and Consumer Discretionary sectors. The weakness in Materials & Processing was primarily the result of being underweight cyclical industries such as chemicals; containers and packing; and paints and coatings. Within Consumer Discretionary, the weakness was due to not owning hotels/motels, homebuilders and recreational vehicles.

The sectors that contributed to Fund performance for the period were Health Care, Producer Durables and Financial Services. The Health Care sector was the best performer, contributing 370 basis points on a relative basis, and much of this was driven by stock selection. At the stock level, the greatest contributors were Align Technology, Panera Bread Co. and Abiomed Inc. Align Technology was a strong performer last year and continues to perform strongly on the back of international expansion, increased case numbers (as they are now able to treat more complex cases) and margin expansion. Panera Bread Co. performed well, as the company was acquired by JAB. Abiomed was up 83% during the period and continues to be a strong performer; the company continues to expand internationally and is seeing increased adoption among surgeons.

Detracting from performance during the period were Acuity Brands, O’Reilly Automotive and Nuvasive Inc. Acuity Brands was down over 25% in the period, detracting 45 basis points from Fund performance. The stock has traded off

49

Fund Commentary (cont.)	Nationwide Geneva Mid Cap Growth Fund

following reports from other lighting companies such as Phillips and Cooper. While pricing remains stable, reports suggest that the lighting market remains relatively subdued as weakness in smaller projects continues. Shares in O’Reilly Automotive were weak during the period; this past summer the company pre-released softer-than-expected sales results for the quarter (although still positive), which combined with continued concerns about the long-term sustainability of the model amid the potential Amazon impact led to a sharp decline in the stock and valuation multiples in early July 2017. Nuvasive was down over 22% and detracted 36 basis points from the portfolio. There are some concerns about the outlook for the spine market, and there were several new updates that created some concerns for investors, including management turnover, a new organizational structure, and possible issues raised in a “short report.” Align Technology, Abiomed, Acuity Brands, O’Reilly, and Nuvasive were still held in the portfolio at the end of the reporting period; Panera Bread was no longer held in the portfolio.

Global equity markets continued to perform well on the back of a strengthening global economy and improving consumer sentiment. Third-quarter 2017 performance was once again driven by low-quality companies, as the summer is characterized by low volume and markets that are more influenced by macroeconomic events rather than company fundamentals. For much of the summer, the expectation for tighter monetary policy here in the U.S. seemed to diminish as inflation data came in weaker than expected and various Fed governors seemed to be taking a more dovish tone. During September 2017, this changed with stronger inflation data and the Fed’s unveiling of a plan to shrink the balance sheet and inferring a faster pace of rate increases. This approach benefited high-quality companies toward the end of the quarter and will be beneficial for Geneva’s style of investing into next year. The wild card remains who the U.S. president will nominate to be the next Fed Chair once Janet Yellen’s term is up at the end of January 2018; it’s difficult to envision the president nominating someone more dovish than Ms. Yellen, although the uncertainty surrounding this nomination could cause some weakness as investors don’t typically welcome uncertainty. Also impacting the near-term outlook are the prospects for tax legislation. At this juncture it’s too early to tell if the Republican proposal has the ability to attract enough votes, but the president seems to be taking a different approach than he did on health care, and investors are beginning to acknowledge the chance that some legislation will be passed this year. If that’s the case and Congress is able to meaningfully lower the corporate rate and reduce complexity in the tax code, then U.S. equity markets should rally, and it would be especially meaningful to those companies who pay high marginal rates, namely small- and mid-cap companies.

The Fund did not utilize derivatives during the reporting period.

Subadviser:

Geneva Capital Management LLC

Portfolio Managers:

Amy S. Croen, CFA; José Muñoz*, CFA; William A. Priebe, CFA; and William S. Priebe

*José Muñoz became a portfolio manager for the Fund on July 20, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

50

Fund Overview	Nationwide Geneva Mid Cap Growth Fund

Asset Allocation†

Common Stocks	97.0%
Repurchase Agreement	1.1%
Short-Term Investments	0.7%
Other assets in excess of liabilities	1.2%
100.0%

Top Industries††

Health Care Equipment & Supplies	14.5%
Software	13.0%
IT Services	8.8%
Capital Markets	6.2%
Machinery	5.7%
Electronic Equipment, Instruments & Components	5.7%
Distributors	4.5%
Trading Companies & Distributors	4.3%
Banks	4.0%
Health Care Technology	3.7%
Other Industries*	29.6%
100.0%

Top Holdings††

Amphenol Corp., Class A	3.1%
Fiserv, Inc.	2.8%
LKQ Corp.	2.8%
Red Hat, Inc.	2.7%
Align Technology, Inc.	2.5%
East West Bancorp, Inc.	2.5%
Raymond James Financial, Inc.	2.5%
IDEX Corp.	2.4%
Broadridge Financial Solutions, Inc.	2.4%
Gartner, Inc.	2.4%
Other Holdings *	73.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

51

Fund Performance	Nationwide Geneva Mid Cap Growth Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	23.77%	11.69%	7.49%
	w/SC3	16.64%	10.43%	6.89%
Class C1	w/o SC2	22.88%	10.93%	6.78%
	w/SC4	21.88%	N/A	N/A
Class R6[5,6]		24.21%	N/A	8.76%	[7]
Institutional Service Class[1,5,8]		24.04%	11.98%	7.73%
Russell Midcap® Growth Index		26.25%	15.34%	8.23%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	1.14%
Class C	1.89%
Class R6[1]	0.78%
Institutional Service Class	0.93%

^	Current effective prospectus dated May 24, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

52

Fund Performance (cont.)	Nationwide Geneva Mid Cap Growth Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Geneva Mid Cap Growth Fund versus the Russell Midcap® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Geneva Mid Cap Growth Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

53

Shareholder Expense Example	Nationwide Geneva Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Mid Cap Growth Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,086.60	6.00	1.14
	Hypothetical	(a)(b)	1,000.00	1,019.46	5.80	1.14
Class C Shares	Actual	(a)	1,000.00	1,082.60	9.92	1.89
	Hypothetical	(a)(b)	1,000.00	1,015.68	9.60	1.89
Class R6 Shares(c)	Actual	(a)	1,000.00	1,088.60	4.05	0.77
	Hypothetical	(a)(b)	1,000.00	1,021.32	3.92	0.77
Institutional Service Class Shares	Actual	(a)	1,000.00	1,087.60	4.95	0.94
	Hypothetical	(a)(b)	1,000.00	1,020.47	4.79	0.94

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

54

Statement of Investments

October 31, 2017

Nationwide Geneva Mid Cap Growth Fund

Common Stocks 97.0%

	Shares	Value

Banks 4.0%
East West Bancorp, Inc.	416,165	$24,903,313
Signature Bank*	121,572	15,805,576

		40,708,889

Biotechnology 0.9%
Ligand Pharmaceuticals, Inc.*	62,369	9,065,334

Building Products 1.8%
Fortune Brands Home & Security, Inc.	282,180	18,640,811

Capital Markets 6.1%
Affiliated Managers Group, Inc.	78,938	14,721,937
Intercontinental Exchange, Inc.	349,033	23,071,082
Raymond James Financial, Inc.	293,476	24,880,895

		62,673,914

Commercial Services & Supplies 1.7%
Copart, Inc.*	475,300	17,248,637

Distributors 4.5%
LKQ Corp.*	744,982	28,078,372
Pool Corp.	145,734	17,601,752

		45,680,124

Diversified Consumer Services 1.0%
Grand Canyon Education, Inc.*	118,320	10,590,823

Electrical Equipment 1.2%
Acuity Brands, Inc. (a)	76,638	12,813,874

Electronic Equipment, Instruments & Components 5.6%
Amphenol Corp., Class A	363,764	31,647,468
National Instruments Corp.	213,855	9,623,475
Trimble, Inc.*	393,380	16,081,374

		57,352,317

Health Care Equipment & Supplies 14.3%
ABIOMED, Inc.*	114,327	22,055,965
Align Technology, Inc.*	108,025	25,815,815
Cooper Cos., Inc. (The)	67,680	16,260,797
DENTSPLY SIRONA, Inc.	282,546	17,255,084
IDEXX Laboratories, Inc.*	100,337	16,672,999
NuVasive, Inc.*	198,210	11,244,453
STERIS plc	232,753	21,722,837
Varian Medical Systems, Inc.*	152,968	15,937,736

		146,965,686

Health Care Providers & Services 1.5%
Henry Schein, Inc.*	189,243	14,874,500

Health Care Technology 3.7%
Cerner Corp.*	320,985	21,672,907
Medidata Solutions, Inc.*	216,771	16,307,683

		37,980,590

Hotels, Restaurants & Leisure 1.3%
Texas Roadhouse, Inc.	276,033	13,804,410

Common Stocks (continued)

	Shares	Value

Household Products 2.0%
Church & Dwight Co., Inc.	445,453	$20,121,112

Industrial Conglomerates 1.9%
Roper Technologies, Inc.	76,195	19,671,263

Internet Software & Services 3.4%
CoStar Group, Inc.*	80,410	23,781,257
j2 Global, Inc. (a)	151,804	11,254,749

		35,036,006

IT Services 8.7%
Broadridge Financial Solutions, Inc.	278,418	23,921,675
Fiserv, Inc.*	223,140	28,881,010
Gartner, Inc.*	190,850	23,915,413
MAXIMUS, Inc.	189,916	12,616,120

		89,334,218

Leisure Products 1.5%
Hasbro, Inc.	165,840	15,355,126

Machinery 5.6%
IDEX Corp.	187,761	24,072,838
Middleby Corp. (The)*	159,540	18,490,686
Snap-on, Inc.	94,766	14,952,179

		57,515,703

Professional Services 1.9%
Verisk Analytics, Inc.*	229,606	19,527,990

Road & Rail 2.0%
JB Hunt Transport Services, Inc.	189,897	20,203,142

Semiconductors & Semiconductor Equipment 1.0%
Microchip Technology, Inc.	105,744	10,024,531

Software 12.8%
ANSYS, Inc.*	168,623	23,052,450
Intuit, Inc.	157,067	23,720,258
RealPage, Inc.*	179,765	7,783,825
Red Hat, Inc.*	226,787	27,402,673
SS&C Technologies Holdings, Inc.	393,014	15,799,163
Tyler Technologies, Inc.*	130,588	23,151,947
Ultimate Software Group, Inc. (The)* (a)	51,111	10,354,577

		131,264,893

Specialty Retail 2.6%
O’Reilly Automotive, Inc.*	79,390	16,747,321
Tractor Supply Co.	167,892	10,117,172

		26,864,493

Textiles, Apparel & Luxury Goods 1.7%
Carter’s, Inc.	181,651	17,571,101

Trading Companies & Distributors 4.3%
Beacon Roofing Supply, Inc.*	266,352	14,758,564
Fastenal Co.	256,663	12,055,461
Watsco, Inc.	103,464	17,233,999

		44,048,024

Total Common Stocks (cost $735,111,368)		994,937,511

55

Statement of Investments (Continued)

October 31, 2017

Nationwide Geneva Mid Cap Growth Fund (Continued)

Short-Term Investments 0.7%

	Shares	Value

Money Market Fund 0.7%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96% (b)(c)	276,313	$276,313
Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class, 1.22% (b)	6,902,145	6,904,216

Total Short-Term Investment (cost $7,180,529)		7,180,529

Repurchase Agreement 1.1%

	Principal Amount

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $11,429,109, collateralized by U.S. Treasury Notes, ranging from 1.88% - 2.25%, maturing 1/31/2022 - 2/15/2027; total market value $11,657,379. (c)(d)	$11,428,785	11,428,785

Total Repurchase Agreement (cost $11,428,785)		11,428,785

Total Investments (cost $753,720,682) — 98.8%		1,013,546,825

Other assets in excess of liabilities — 1.2%		12,297,376

NET ASSETS — 100.0%		$1,025,844,201

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $30,441,798, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $276,313 and $11,428,785, respectively, and by $18,919,828 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.88% –6.50%, and maturity dates ranging from 3/31/2018 – 8/15/2047; a total value of $30,624,926.

(b)	Represents 7-day effective yield as of October 31, 2017.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $11,705,098.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

56

Statement of Assets and Liabilities

October 31, 2017

Nationwide Geneva Mid Cap Growth Fund
Assets:
Investment securities, at value* (cost $742,291,897)	$1,002,118,040
Repurchase agreement, at value (cost $11,428,785)	11,428,785
Cash	27,000,000
Interest and dividends receivable	307,054
Security lending income receivable	3,704
Receivable for capital shares issued	928,507
Prepaid expenses	48,373

Total Assets	1,041,834,463

Liabilities:
Payable for investments purchased	1,931,800
Payable for capital shares redeemed	1,189,999
Payable upon return of securities loaned (Note 2)	11,705,098
Accrued expenses and other payables:
Investment advisory fees	596,332
Fund administration fees	35,942
Distribution fees	74,778
Administrative servicing fees	326,475
Accounting and transfer agent fees	17,695
Trustee fees	2,357
Custodian fees	5,455
Compliance program costs (Note 3)	550
Professional fees	30,106
Printing fees	68,566
Other	5,109

Total Liabilities	15,990,262

Net Assets	$1,025,844,201

Represented by:
Capital	$664,659,469
Accumulated net investment loss	(2,276,594)
Accumulated net realized gains from investment securities	103,635,183
Net unrealized appreciation/(depreciation) in investment securities	259,826,143

Net Assets	$1,025,844,201

Net Assets:
Class A Shares	$142,455,307
Class C Shares	51,063,324
Class R6 Shares	331,542,252
Institutional Service Class Shares	500,783,318

Total	$1,025,844,201

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,279,551
Class C Shares	2,279,050
Class R6 Shares	11,833,153
Institutional Service Class Shares	18,003,367

Total	37,395,121

*	Includes value of securities on loan of $30,441,798 (Note 2).

57

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Geneva Mid Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$26.98
Class C Shares (b)	$22.41
Class R6 Shares	$28.02
Institutional Service Class Shares	$27.82
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$28.63

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

58

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Geneva Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$6,363,062
Income from securities lending (Note 2)	219,638
Interest income	174,821

Total Income	6,757,521

EXPENSES:
Investment advisory fees	6,703,003
Fund administration fees	311,848
Distribution fees Class A	389,694
Distribution fees Class C	526,170
Administrative servicing fees Class A	180,694
Administrative servicing fees Class C	60,928
Administrative servicing fees Institutional Service Class	880,304
Registration and filing fees	119,797
Professional fees	74,447
Printing fees	194,194
Trustee fees	26,801
Custodian fees	36,479
Accounting and transfer agent fees	39,240
Compliance program costs (Note 3)	4,165
Other	22,790

Total Expenses	9,570,554

NET INVESTMENT LOSS	(2,813,033)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	108,906,947
Net change in unrealized appreciation/depreciation in the value of investment securities	104,085,711

Net realized/unrealized gains	212,992,658

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$210,179,625

The accompanying notes are an integral part of these financial statements.

59

Statements of Changes in Net Assets

	Nationwide Geneva Mid Cap Growth Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment loss	$(2,813,033)	$(4,189,815)
Net realized gains	108,906,947	79,976,026
Net change in unrealized appreciation/depreciation	104,085,711	(141,033,311)

Change in net assets resulting from operations	210,179,625	(65,247,100)

Distributions to Shareholders From:
Net realized gains:
Class A	(13,315,732)	(22,549,859)
Class C	(5,235,167)	(9,673,870)
Class R6 (a)	(14,340,156)	(2,513,583)
Institutional Service Class	(47,188,780)	(87,362,147)

Change in net assets from shareholder distributions	(80,079,835)	(122,099,459)

Change in net assets from capital transactions	(88,033,060)	67,249,259

Change in net assets	42,066,730	(120,097,300)

Net Assets:
Beginning of year	983,777,471	1,103,874,771

End of year	$1,025,844,201	$983,777,471

Accumulated net investment loss at end of year	$(2,276,594)	$(3,228,531)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,166,509	$20,960,968
Dividends reinvested	12,705,896	21,557,403
Cost of shares redeemed	(61,684,041)	(50,788,004)

Total Class A Shares	(37,811,636)	(8,269,633)

Class C Shares
Proceeds from shares issued	4,793,095	8,592,899
Dividends reinvested	4,863,658	9,091,609
Cost of shares redeemed	(20,264,603)	(26,289,923)

Total Class C Shares	(10,607,850)	(8,605,415)

Class R6 Shares (a)
Proceeds from shares issued	217,691,645	171,797,267
Dividends reinvested	14,130,691	2,483,179
Cost of shares redeemed	(105,732,863)	(8,854,830)

Total Class R6 Shares	126,089,473	165,425,616

Institutional Service Class Shares
Proceeds from shares issued	117,455,630	193,965,255
Dividends reinvested	45,866,044	84,922,925
Cost of shares redeemed	(329,024,721)	(360,189,489)

Total Institutional Service Class Shares	(165,703,047)	(81,301,309)

Change in net assets from capital transactions	$(88,033,060)	$67,249,259

60

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Mid Cap Growth Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A Shares
Issued	452,802	849,262
Reinvested	550,277	892,276
Redeemed	(2,477,226)	(2,070,888)

Total Class A Shares	(1,474,147)	(329,350)

Class C Shares
Issued	235,623	402,894
Reinvested	252,003	439,846
Redeemed	(983,774)	(1,226,852)

Total Class C Shares	(496,148)	(384,112)

Class R6 Shares (a)
Issued	8,212,744	6,607,047
Reinvested	591,242	99,927
Redeemed	(4,068,460)	(352,272)

Total Class R6 Shares	4,735,526	6,354,702

Institutional Service Class Shares
Issued	4,643,882	7,774,447
Reinvested	1,930,389	3,431,229
Redeemed	(12,960,185)	(14,314,885)

Total Institutional Service Class Shares	(6,385,914)	(3,109,209)

Total change in shares	(3,620,683)	2,532,031

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

61

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Mid Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Loss to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2017	$23.72	(0.11)	5.41	5.30	(2.04)	(2.04)	$26.98	23.77%		$142,455,307	1.14%	(0.45%	)	1.14%	24.81%
Year Ended October 31, 2016	$28.54	(0.14)	(1.41)	(1.55)	(3.27)	(3.27)	$23.72	(5.64%	)	$160,222,910	1.15%	(0.55%	)	1.15%	31.03%
Year Ended October 31, 2015	$29.88	(0.20)	2.97	2.77	(4.11)	(4.11)	$28.54	10.89%		$202,116,190	1.20%	(0.72%	)	1.20%	15.30%
Period Ended October 31, 2014 (h)	$28.50	(0.06)	1.44	1.38	–	–	$29.88	4.84%		$481,151,390	1.26%	(0.81%	)	1.26%	5.12%
Year Ended July 31, 2014	$28.09	(0.24)	2.18	1.94	(1.53)	(1.53)	$28.50	6.96%		$476,141,617	1.25%	(0.81%	)	1.26%	32.13%
Year Ended July 31, 2013	$23.26	(0.20)	5.46	5.26	(0.43)	(0.43)	$28.09	22.96%		$475,430,830	1.38%	(0.79%	)	1.45%	26.00%

Class C Shares
Year Ended October 31, 2017	$20.16	(0.25)	4.54	4.29	(2.04)	(2.04)	$22.41	22.88%		$51,063,324	1.89%	(1.20%	)	1.89%	24.81%
Year Ended October 31, 2016	$24.92	(0.27)	(1.22)	(1.49)	(3.27)	(3.27)	$20.16	(6.30%	)	$55,956,882	1.88%	(1.29%	)	1.88%	31.03%
Year Ended October 31, 2015	$26.79	(0.35)	2.59	2.24	(4.11)	(4.11)	$24.92	10.06%		$78,741,743	1.88%	(1.40%	)	1.88%	15.30%
Period Ended October 31, 2014 (h)	$25.59	(0.10)	1.30	1.20	–	–	$26.79	4.69%		$93,527,500	1.92%	(1.47%	)	1.92%	5.12%
Year Ended July 31, 2014	$25.52	(0.37)	1.97	1.60	(1.53)	(1.53)	$25.59	6.30%		$95,287,969	1.87%	(1.43%	)	1.87%	32.13%
Year Ended July 31, 2013	$21.29	(0.32)	4.98	4.66	(0.43)	(0.43)	$25.52	22.26%		$96,702,988	1.98%	(1.39%	)	1.95%	26.00%

Class R6 Shares(i)
Year Ended October 31, 2017	$24.48	(0.02)	5.60	5.58	(2.04)	(2.04)	$28.02	24.21%		$331,542,252	0.77%	(0.08%	)	0.77%	24.81%
Year Ended October 31, 2016	$29.24	(0.04)	(1.45)	(1.49)	(3.27)	(3.27)	$24.48	(5.26%	)	$173,735,539	0.77%	(0.15%	)	0.77%	31.03%
Year Ended October 31, 2015	$30.41	(0.08)	3.02	2.94	(4.11)	(4.11)	$29.24	11.31%		$21,720,270	0.77%	(0.28%	)	0.77%	15.30%
Period Ended October 31, 2014 (h)	$28.96	(0.03)	1.48	1.45	–	–	$30.41	5.01%		$1,628,255	0.84%	(0.38%	)	0.84%	5.12%
Period Ended July 31, 2014 (j)	$29.70	(0.08)	0.87	0.79	(1.53)	(1.53)	$28.96	2.72%		$12,029,313	0.80%	(0.31%	)	0.80%	32.13%

Institutional Service Class Shares(k)
Year Ended October 31, 2017	$24.35	(0.06)	5.57	5.51	(2.04)	(2.04)	$27.82	24.04%		$500,783,318	0.93%	(0.24%	)	0.93%	24.81%
Year Ended October 31, 2016	$29.14	(0.08)	(1.44)	(1.52)	(3.27)	(3.27)	$24.35	(5.40%	)	$593,862,140	0.92%	(0.33%	)	0.92%	31.03%
Year Ended October 31, 2015	$30.36	(0.13)	3.02	2.89	(4.11)	(4.11)	$29.14	11.14%		$801,296,568	0.92%	(0.44%	)	0.92%	15.30%
Period Ended October 31, 2014 (h)	$28.92	(0.03)	1.47	1.44	–	–	$30.36	4.98%		$757,684,581	0.89%	(0.43%	)	0.89%	5.12%
Year Ended July 31, 2014	$28.41	(0.16)	2.20	2.04	(1.53)	(1.53)	$28.92	7.24%		$919,189,168	0.98%	(0.54%	)	0.99%	32.13%
Year Ended July 31, 2013	$23.46	(0.14)	5.52	5.38	(0.43)	(0.43)	$28.41	23.28%		$818,056,645	1.13%	(0.54%	)	1.02%	26.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

62

Fund Commentary	Nationwide Growth Fund

For the annual period ended October 31, 2017, the Nationwide Growth Fund (Class R6) returned 27.24% versus 29.71% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Multi-Cap Growth Funds (consisting of 521 funds as of October 31, 2017) was 27.53% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Politics and policy have very much been on investors’ minds since the Trump administration settled in. The Republican-controlled Congress and the White House haven’t exactly seen eye to eye, resulting in the first of three main pillars of their agenda — repeal and replace the Affordable Care Act — failing twice. Tax reform debate is currently heating up and appears to be on equal footing with health care in terms of difficulty of passing legislation. The third pillar, a major infrastructure spending program, seems unlikely anytime soon, and may never to come to fruition.

Nonetheless, the stock market marched steadily on, hitting fresh all-time highs in October 2017. The Federal Reserve proceeded gradually with plans to reverse quantitative easing, or policy “normalization,” and has judiciously spread out interest rate hikes as unemployment has fallen below pre-financial crisis levels. With that backdrop, corporate profits have continued to grow and the economy, after a sluggish start to 2017, is on pace for back-to-back quarters of 3% plus growth for the first time during this long, slow expansion.

Leadership within the Russell 1000 Growth Index has mostly been inconsistent over the past year. The cyclical rally that kicked off following the U.S. presidential election helped the Industrials and Financials sectors surge as 2016 closed out. Despite optimism that tax cuts would spur stronger economic activity, interest rates fell in the first quarter of 2017 and large-capitalization stocks in the Technology and Consumer Discretionary sectors led the market. Only the Technology and Financials sectors have shown consistent strength relative to the benchmark, posting gains of 42% and 36%, respectively. The only other sector to outperform for the Fund year ended October 31, 2017, was Industrials, at 33%. Energy was the only negative sector, at -4%, while Consumer Staples also was a significant laggard at 3.6%. The entire shortfall relative to the benchmark was due to stock selection, as sector allocation was positive, especially in Technology (overweight) and Consumer Staples (underweight). Selection was weakest in the Health Care, Consumer Staples and Industrials sectors. Structurally, investors generally rewarded two groups of companies: those with strong revenue growth but expensive valuations (high growth), and those with strong free cash flow and low capital expenditures (low growth). While we owned a number of companies that fit those descriptions, our process primarily favors reasonably valued companies with above-average growth. Thus, we were mostly selecting from between those two opposing groups.

The Health Care sector experienced the largest shortfall in relative performance, detracting 112 basis points in the period, all from stock selection. Roughly one half of the impact occurred in the early months of 2017, primarily a function of weakness within the managed care space. UnitedHealth Group (UNH, +50.1%, 2.66% Avg. Wgt., Held), Humana (HUM, +27.7%, 1.04% Avg. Wgt., Held) and WellCare Health Plans (WCG, +73.6%, 0.90% Avg. Wgt., Held) were all held in the portfolio due to their favorable position, regardless of the outcome of new legislation. However, investors elected to sell the shares and step aside while the battle in Washington persisted. The stocks all bounced back strongly over the spring and summer of 2017, and all remain in the portfolio. Much of the remaining shortfall was felt in the Biotechnology group, particularly in October 2017, when several names fell sharply. Celgene (CELG, -1.0%, 1.67% Avg. Wgt., Held) was the chief culprit, as the shares fell 30% over a two-week span following news that the company was halting trials for its drug to treat Crohn’s Disease and Irritable Bowel Syndrome (IBS), calling into question that entire line of clinical development. While estimates were lowered, the company is still poised to show

63

Fund Commentary (cont.)	Nationwide Growth Fund

healthy growth going forward, and recently announced positive data from a phase 3 trial for Ozanimod, a drug used to treat relapsing Multiple Sclerosis and Ulcerative Colitis. We have reduced exposure to the group overall, but increased the Fund’s position in Celgene due to our belief that the drop in market value is more than warranted by the likely reduction in future sales and earnings.

Results in the Industrials sector were also unfavorable, detracting -77 basis points from relative return. Two names were particularly costly. Engineering and construction firm Chicago Bridge & Iron (CBI, -31.9%, 0.10% Avg. Wgt., purchased 2/15/17, sold 5/11/17) badly missed 2017 first-quarter earnings, lowered guidance, and offered a notably murky outlook. This was an infrastructure-related investment that we determined was unlikely to work out as we anticipated. The stock has continued to underperform since being sold. HD Supply Holdings (HDS, -30.0%, 0.29% Avg. Wgt., purchased 1/25/17, sold 7/17/17), a distributor of industrial and facilities maintenance products, announced the sale of one of its larger business units with the primary impact being a meaningful reduction in earnings power. Given the uncertainty of both the timing of the sale and the outlook for the remaining businesses, the stock was sold.

Positively, the Technology sector was strong for most of the Fund year, adding +58 basis points of excess return due mostly to favorable selection. The Hardware & Equipment and Software & Services industry groups were net detractors during the period, but a couple of names were standout performers. Storage provider Western Digital (WDC, +51.5%, 0.82% Avg. Wgt., Held), which is still held, buoyed results in the early part of the year, but subsequently cooled off due to a dispute over a semiconductor fabrication joint venture with partner Toshiba. In software, mobile payment processor Square Inc. (SQ, +161.4%, 0.64% Avg. Wgt., purchased 1/4/14, Held) was the best-performing holding in the Fund. The Semiconductors & Equipment group was the standout, providing three of the top five relative contributors in the portfolio. The largest individual contributor to excess return was memory chip supplier Micron Technology (MU, +157.9, 0.96% Avg. Wgt., Held). Micron has benefited from a strong pricing environment in DRAM memory and favorable supply/demand conditions for NAND flash memory. Equipment supplier Lam Research (LRCX, +116.2, 0.86% Avg. Wgt., Held) is seeing strong demand for next-generation manufacturing tools and equipment as the industry seeks to improve yields and increase chip densities. Both stocks are still held in the portfolio.

The Consumer Discretionary sector also made a solid contribution to relative return, adding +35 basis points. None of the top 10 contributors to excess return came from the sector, but a number of names pitched in, particularly in the Media and Retailing groups. In the former, Electronic Arts (EA, +52.9%, 1.22% Avg. Wgt., purchased 11/11/16, Held) performed well as its sports gaming franchise remains strong with Madden NFL and FIFA soccer. The company continues to see in-game purchases tick higher, and competitive online gaming is growing. Recently, the company terminated development of the next Star Wars game due to operational challenges. That news was disappointing, given fierce competition. Also helping was Netflix (NFLX, +30.6%, 0.73% Avg. Wgt., purchased 3/14/17, Held), which continues to enjoy strong international subscriber growth. The dramatically rising cost of content production, however, is consuming large quantities of cash, increasing the company’s risk profile. After struggling with retail, we ultimately reduced the number of holdings, making Amazon (AMZN, +38.5%, 3.54% Avg. Wgt., Held) and Home Depot (HD, +38.6%, 2.45% Avg. Wgt., Held) the top positions and being selective about other names.

Early in 2017, the Fund sold two holdings at a loss that turned out to be among the five largest detractors. Lottery system supplier International Game Technology’s (IGT, -24.0%, 0.27% Avg. Wgt., sold 4/17/17) guidance for the current fiscal year implied no growth in cash flow, which was a disappointment relative to expectations. Signet Jewelers (SIG, -35.8%, 0.12% Avg. Wgt., purchased 12/9/16, sold 3/7/17) dropped sharply

64

Fund Commentary (cont.)	Nationwide Growth Fund

on weak same-store sales growth and, more significantly, renewed legal concerns regarding ongoing discrimination litigation. Both stocks have continued to underperform.

Closing out the Fund year, the portfolio’s top sector overweight is Information Technology, which now makes up more than 37% of the portfolio (vs. 33% of the benchmark). The largest underweight is Industrials, reflecting underweights in the Capital Goods and Transportation groups. Growth has dominated in 2017; value made a strong showing in September but reversed in October, and we are not convinced that sustainable value leadership is in the cards. Accordingly, we will continue to focus on growth in sales and earnings, with particular attention to those companies and industries exhibiting (1) earnings recovery after a setback, (2) accelerating earnings growth and (3) sustainable above-average earnings growth.

The hedge component of the Nationwide Growth Strategy is designed for protection from significant market events, such as the financial crisis of 2008 and the sovereign debt crisis in 2011. Hedging will take place when markets show signs of significant stress and greater potential for negative returns.

For the entire 12 months ended October 31, 2017, the target invested level was 100% and no hedging was applied. Over this period, the cushion ranged from 21% to 28%, well above the 15% to 17% threshold that would initiate a hedge position. Since early 2016, we’ve maintained a small position in the Russell 1000 Growth ETF (IWF) to facilitate future hedging (i.e., easily liquidated and the proceeds used without the immediate need to raise cash in the strategy).

Subadviser:

Boston Advisors, LLC

Portfolio Managers:

David Hanna; Edward Mulrane, CFA; Douglas A. Riley, CFA; and Michael J. Vogelzang, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Growth funds may underperform other funds that use different investing styles. During periods of higher volatility, the Fund utilizes a strategy to hedge against stock market risks by decreasing the Fund’s overall equity exposure by investing in (i) inverse and leveraged exchange-traded funds (ETFs) (which are considered risky and speculative); (ii) derivatives (which create investment leverage and are highly volatile); and/or (iii) short positions in futures (which create investment leverage and can exaggerate losses). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of investment loss, it may prevent achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

65

Fund Overview	Nationwide Growth Fund

Asset Allocation†

Common Stocks	96.3%
Exchange Traded Fund	3.1%
Rights††	0.0%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries†††

Software	10.0%
Internet Software & Services	8.8%
Technology Hardware, Storage & Peripherals	8.7%
Biotechnology	7.0%
Internet & Direct Marketing Retail	6.6%
IT Services	6.6%
Health Care Providers & Services	5.6%
Semiconductors & Semiconductor Equipment	4.9%
Machinery	3.9%
Specialty Retail	3.4%
Other Industries	34.5%
100.0%

Top Holdings†††

Apple, Inc.	7.1%
Microsoft Corp.	5.7%
Alphabet, Inc., Class A	5.2%
Amazon.com, Inc.	3.7%
Facebook, Inc., Class A	3.6%
iShares Russell 1000 Growth Fund	3.1%
Home Depot, Inc. (The)	3.0%
UnitedHealth Group, Inc.	2.8%
Visa, Inc., Class A	2.5%
PepsiCo, Inc.	1.8%
Other Holdings	61.5%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

66

Fund Performance	Nationwide Growth Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	26.88%	14.94%	7.57%
	w/SC2	19.60%	13.58%	6.94%
Class C	w/o SC1	25.68%	14.04%	6.77%
	w/SC3	24.68%	N/A	N/A
Class R4,5		26.32%	14.67%	7.28%
Class R6[6,7]	w/o SC1	27.24%	15.28%	7.90%
	w/SC8	N/A	15.28%	7.40%
Institutional Service Class[4]		26.98%	N/A	14.18%	[9]
Russell 1000® Growth Index		29.71%	16.83%	9.13%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.

[7]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[8]	A 4.50% front-end sales charge was deducted on Class D Shares through July 31, 2012. Effective August 1, 2012, the front-end sales charge was eliminated.

[9]	Since inception date of November 30, 2011.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.20%	0.98%
Class C	1.99%	1.77%
Class R	1.63%	1.41%
Class R6[1]	0.88%	0.66%
Institutional Service Class	1.09%	0.87%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

67

Fund Performance (cont.)	Nationwide Growth Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Growth Fund versus the Russell 1000® Growth Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

68

Shareholder Expense Example	Nationwide Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Growth Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,111.50	5.11	0.96
	Hypothetical	(a)(b)	1,000.00	1,020.37	4.89	0.96
Class C Shares	Actual	(a)	1,000.00	1,106.60	9.35	1.76
	Hypothetical	(a)(b)	1,000.00	1,016.33	8.94	1.76
Class R Shares	Actual	(a)	1,000.00	1,110.10	7.18	1.35
	Hypothetical	(a)(b)	1,000.00	1,018.40	6.87	1.35
Class R6 Shares(c)	Actual	(a)	1,000.00	1,113.40	3.46	0.65
	Hypothetical	(a)(b)	1,000.00	1,021.93	3.31	0.65
Institutional Service Class Shares	Actual	(a)	1,000.00	1,112.10	4.58	0.86
	Hypothetical	(a)(b)	1,000.00	1,020.87	4.38	0.86

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

69

Statement of Investments

October 31, 2017

Nationwide Growth Fund

Common Stocks 96.3%

	Shares	Value

Airlines 0.8%
American Airlines Group, Inc.	36,610	$1,714,080

Banks 1.4%
Citigroup, Inc.	20,950	1,539,825
Citizens Financial Group, Inc.	39,435	1,498,924

		3,038,749

Beverages 2.9%
Monster Beverage Corp.*	40,875	2,367,889
PepsiCo, Inc.	34,025	3,750,576

		6,118,465

Biotechnology 6.9%
AbbVie, Inc.	18,070	1,630,818
Alexion Pharmaceuticals, Inc.*	10,355	1,239,079
Amgen, Inc.	11,410	1,999,260
Celgene Corp.*	33,160	3,348,165
Clovis Oncology, Inc.*	6,755	509,124
FibroGen, Inc.*	18,180	1,015,353
Gilead Sciences, Inc.	25,235	1,891,616
Incyte Corp.*	13,355	1,512,454
Vertex Pharmaceuticals, Inc.*	11,135	1,628,271

		14,774,140

Building Products 1.3%
Builders FirstSource, Inc.*	59,135	1,065,612
Owens Corning	21,930	1,813,392

		2,879,004

Capital Markets 2.5%
Ameriprise Financial, Inc.	15,035	2,353,579
MSCI, Inc.	14,395	1,689,397
State Street Corp.	13,530	1,244,760

		5,287,736

Chemicals 0.8%
FMC Corp.	17,620	1,636,193

Construction & Engineering 0.7%
MasTec, Inc.*	33,710	1,468,070

Construction Materials 0.6%
Summit Materials, Inc., Class A*	43,540	1,367,156

Consumer Finance 0.9%
FirstCash, Inc.	16,225	1,035,966
Green Dot Corp., Class A*	16,240	919,509

		1,955,475

Containers & Packaging 1.5%
Berry Global Group, Inc.*	21,175	1,258,854
Packaging Corp. of America	16,960	1,971,939

		3,230,793

Diversified Telecommunication Services 0.4%
Verizon Communications, Inc.	19,580	937,295

Electronic Equipment, Instruments & Components 0.8%
Zebra Technologies Corp., Class A*	13,915	1,614,001

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) 1.1%
Equity LifeStyle Properties, Inc.	17,870	$1,581,138
Potlatch Corp.	15,605	808,339

		2,389,477

Food & Staples Retailing 1.1%
Costco Wholesale Corp.	15,205	2,449,221

Health Care Providers & Services 5.6%
AmerisourceBergen Corp.	20,895	1,607,871
Humana, Inc.	9,475	2,419,441
UnitedHealth Group, Inc.	28,300	5,949,226
WellCare Health Plans, Inc.*	9,415	1,861,722

		11,838,260

Hotels, Restaurants & Leisure 3.1%
Marriott International, Inc., Class A	19,260	2,301,185
Restaurant Brands International, Inc.	16,620	1,073,486
Royal Caribbean Cruises Ltd.	12,660	1,566,928
Wyndham Worldwide Corp.	16,165	1,727,230

		6,668,829

Household Durables 1.5%
Mohawk Industries, Inc.*	7,070	1,850,643
PulteGroup, Inc.	45,945	1,388,918

		3,239,561

Internet & Direct Marketing Retail 6.6%
Amazon.com, Inc.*	7,070	7,814,330
Liberty Ventures, Series A*	19,215	1,094,486
Netflix, Inc.*	13,980	2,746,091
Priceline Group, Inc. (The)*	1,250	2,389,950

		14,044,857

Internet Software & Services 8.7%
Alphabet, Inc., Class A*	10,610	10,960,554
Facebook, Inc., Class A*	41,960	7,555,318

		18,515,872

IT Services 6.6%
DXC Technology Co.	22,440	2,053,709
Euronet Worldwide, Inc.*	12,400	1,198,336
Fiserv, Inc.*	14,990	1,940,156
Square, Inc., Class A*	61,175	2,275,098
Vantiv, Inc., Class A*	17,515	1,226,050
Visa, Inc., Class A	48,180	5,298,836

		13,992,185

Life Sciences Tools & Services 0.6%
ICON plc*	10,800	1,283,688

Machinery 3.9%
Cummins, Inc.	10,660	1,885,541
Deere & Co.	19,035	2,529,371
Oshkosh Corp.	17,370	1,590,397
Stanley Black & Decker, Inc.	14,125	2,281,894

		8,287,203

70

Statement of Investments (Continued)

October 31, 2017

Nationwide Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Media 1.9%
Comcast Corp., Class A	52,855	$1,904,366
Sirius XM Holdings, Inc.	210,985	1,147,758
Walt Disney Co. (The)	10,515	1,028,472

		4,080,596

Metals & Mining 0.7%
Steel Dynamics, Inc.	37,990	1,413,608

Oil, Gas & Consumable Fuels 0.8%
EOG Resources, Inc.	16,050	1,602,913

Pharmaceuticals 0.8%
Bristol-Myers Squibb Co.	28,350	1,748,061

Road & Rail 1.0%
CSX Corp.	42,970	2,166,977

Semiconductors & Semiconductor Equipment 4.9%
Applied Materials, Inc.	27,920	1,575,526
Broadcom Ltd.	10,750	2,837,033
Lam Research Corp.	7,925	1,652,917
Micron Technology, Inc.*	58,575	2,595,458
ON Semiconductor Corp.*	81,385	1,735,128

		10,396,062

Software 10.0%
Adobe Systems, Inc.*	15,435	2,703,595
Check Point Software Technologies Ltd.*	7,995	941,091
Electronic Arts, Inc.*	20,530	2,455,388
FireEye, Inc.*	82,845	1,401,737
Microsoft Corp.	145,135	12,072,329
VMware, Inc., Class A*	14,005	1,676,259

		21,250,399

Specialty Retail 3.4%
Children’s Place, Inc. (The)	8,530	928,064
Home Depot, Inc. (The)	38,110	6,317,876

		7,245,940

Technology Hardware, Storage & Peripherals 8.6%
Apple, Inc.	88,675	14,989,622
HP, Inc.	80,685	1,738,762
Western Digital Corp.	17,985	1,605,521

		18,333,905

Textiles, Apparel & Luxury Goods 0.6%
VF Corp.	18,655	1,299,321

Tobacco 1.2%
Altria Group, Inc.	38,385	2,465,085

Trading Companies & Distributors 1.4%
United Rentals, Inc.*	9,960	1,409,141
WW Grainger, Inc.	7,965	1,574,680

		2,983,821

Common Stocks (continued)

	Shares	Value

Wireless Telecommunication Services 0.7%
T-Mobile US, Inc.*	23,475	$1,403,101

Total Common Stocks (cost $161,285,866)		205,120,099

Exchange Traded Fund 3.1%
Exchange Traded Fund 3.1%
iShares Russell 1000 Growth Fund	50,000	6,498,000

Total Exchange Traded Fund (cost $4,447,943)		6,498,000

Rights 0.0%†

	Number of Rights

Biotechnology 0.0%†
Dyax Corp., CVR* (a)(b)	43,975	65,962

Total Rights (cost $–)		65,962

Total Investments (cost $165,733,809) — 99.4%		211,684,061

Other assets in excess of liabilities — 0.6%		1,206,234

NET ASSETS — 100.0%		$212,890,295

*	Denotes a non-income producing security.

(a)	Illiquid security (unaudited).

(b)	Value determined using significant unobservable inputs.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

71

Statement of Assets and Liabilities

October 31, 2017

Nationwide Growth Fund
Assets:
Investment securities, at value (cost $165,733,809)	$211,684,061
Cash	1,229,225
Interest and dividends receivable	51,389
Receivable for investments sold	1,391,706
Receivable for capital shares issued	28,626
Reimbursement from investment adviser (Note 3)	30,751
Prepaid expenses	28,149

Total Assets	214,443,907

Liabilities:
Payable for investments purchased	1,271,471
Payable for capital shares redeemed	41,652
Accrued expenses and other payables:
Investment advisory fees	109,728
Fund administration fees	18,070
Distribution fees	11,849
Administrative servicing fees	9,858
Accounting and transfer agent fees	39,585
Trustee fees	508
Custodian fees	1,070
Compliance program costs (Note 3)	133
Professional fees	21,732
Printing fees	24,676
Other	3,280

Total Liabilities	1,553,612

Net Assets	$212,890,295

Represented by:
Capital	$147,087,683
Accumulated undistributed net investment income	170,358
Accumulated net realized gains from investment securities	19,682,002
Net unrealized appreciation/(depreciation) in investment securities	45,950,252

Net Assets	$212,890,295

Net Assets:
Class A Shares	$30,306,398
Class C Shares	6,439,140
Class R Shares	61,710
Class R6 Shares	169,882,882
Institutional Service Class Shares	6,200,165

Total	$212,890,295

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,432,880
Class C Shares	652,816
Class R Shares	5,059
Class R6 Shares	13,006,582
Institutional Service Class Shares	472,479

Total	16,569,816

72

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.46
Class C Shares (b)	$9.86
Class R Shares	$12.20
Class R6 Shares	$13.06
Institutional Service Class Shares	$13.12
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.22

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

73

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Growth Fund
INVESTMENT INCOME:
Dividend income	$2,302,945
Interest income	21,233
Foreign tax withholding	(13,184)

Total Income	2,310,994

EXPENSES:
Investment advisory fees	1,227,065
Fund administration fees	128,341
Distribution fees Class A	71,926
Distribution fees Class C	66,252
Distribution fees Class R	433
Administrative servicing fees Class A	17,262
Administrative servicing fees Class C	7,288
Administrative servicing fees Class R	147
Administrative servicing fees Institutional Service Class	27,231
Registration and filing fees	66,128
Professional fees	35,574
Printing fees	48,194
Trustee fees	5,948
Custodian fees	7,545
Accounting and transfer agent fees	208,835
Compliance program costs (Note 3)	894
Other	7,444

Total expenses before expenses reimbursed	1,926,507

Expenses reimbursed by adviser (Note 3)	(405,754)

Net Expenses	1,520,753

NET INVESTMENT INCOME	790,241

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	20,097,385
Net change in unrealized appreciation/depreciation in the value of investment securities	28,101,793

Net realized/unrealized gains	48,199,178

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$48,989,419

The accompanying notes are an integral part of these financial statements.

74

Statements of Changes in Net Assets

	Nationwide Growth Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$790,241	$1,164,545
Net realized gains	20,097,385	8,911,912
Net change in unrealized appreciation/depreciation	28,101,793	(13,924,495)

Change in net assets resulting from operations	48,989,419	(3,848,038)

Distributions to Shareholders From:
Net investment income:
Class A	(59,713)	(123,128)
Class C	(4,509)	(4,290)
Class R	(179)	(865)
Class R6 (a)	(682,539)	(1,047,763)
Institutional Service Class	(40,715)	(83,372)
Net realized gains:
Class A	(1,394,646)	(1,576,005)
Class C	(419,338)	(356,785)
Class R	(6,981)	(6,046)
Class R6 (a)	(6,821,708)	(6,735,762)
Institutional Service Class	(695,616)	(816,039)

Change in net assets from shareholder distributions	(10,125,944)	(10,750,055)

Change in net assets from capital transactions	(20,236,476)	(14,713,815)

Change in net assets	18,626,999	(29,311,908)

Net Assets:
Beginning of year	194,263,296	223,575,204

End of year	$212,890,295	$194,263,296

Accumulated undistributed net investment income at end of year	$170,358	$203,433

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,263,942	$8,886,182
Dividends reinvested	1,421,755	1,656,800
Cost of shares redeemed	(10,903,827)	(15,472,876)

Total Class A Shares	(3,218,130)	(4,929,894)

Class C Shares
Proceeds from shares issued	712,118	1,568,906
Dividends reinvested	327,541	276,563
Cost of shares redeemed	(2,322,111)	(1,200,488)

Total Class C Shares	(1,282,452)	644,981

Class R Shares
Proceeds from shares issued	14,052	30,458
Dividends reinvested	3,574	3,031
Cost of shares redeemed	(104,577)	(11,896)

Total Class R Shares	(86,951)	21,593

Class R6 Shares (a)
Proceeds from shares issued	4,950,511	5,363,730
Dividends reinvested	7,299,443	7,575,932
Cost of shares redeemed	(16,494,558)	(19,642,601)

Total Class R6 Shares	(4,244,604)	(6,702,939)

75

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$3,168,149	$6,323,703
Dividends reinvested	574,123	857,210
Cost of shares redeemed	(15,146,611)	(10,928,469)

Total Institutional Service Class Shares	(11,404,339)	(3,747,556)

Change in net assets from capital transactions	$(20,236,476)	$(14,713,815)

SHARE TRANSACTIONS:
Class A Shares
Issued	574,479	858,725
Reinvested	138,573	158,710
Redeemed	(996,650)	(1,538,697)

Total Class A Shares	(283,598)	(521,262)

Class C Shares
Issued	82,050	187,274
Reinvested	40,042	32,652
Redeemed	(262,653)	(143,324)

Total Class C Shares	(140,561)	76,602

Class R Shares
Issued	1,339	2,928
Reinvested	354	295
Redeemed	(9,965)	(1,143)

Total Class R Shares	(8,272)	2,080

Class R6 Shares (a)
Issued	425,053	502,131
Reinvested	676,087	694,779
Redeemed	(1,418,195)	(1,812,954)

Total Class R6 Shares	(317,055)	(616,044)

Institutional Service Class Shares
Issued	267,170	606,397
Reinvested	53,118	78,230
Redeemed	(1,257,564)	(1,012,809)

Total Institutional Service Class Shares	(937,276)	(328,182)

Total change in shares	(1,686,762)	(1,386,806)

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

76

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	$10.34	0.02	2.64	2.66	(0.02)	(0.52)	(0.54)	$12.46	26.88%		$30,306,398	0.96%	0.17%		1.16%	82.46%
Year Ended October 31, 2016	$11.07	0.04	(0.24)	(0.20)	(0.04)	(0.49)	(0.53)	$10.34	(1.83%	)	$28,098,839	0.97%	0.35%		1.19%	100.36%
Year Ended October 31, 2015	$12.70	0.01	0.81	0.82	(0.02)	(2.43)	(2.45)	$11.07	8.41%		$35,834,674	0.96%	0.13%		1.17%	95.18%
Year Ended October 31, 2014	$11.74	0.03	2.02	2.05	(0.01)	(1.08)	(1.09)	$12.70	18.85%	(e)	$28,072,969	0.92%	0.22%		1.21%	159.77%
Year Ended October 31, 2013	$9.43	0.04	2.31	2.35	(0.04)	–	(0.04)	$11.74	24.89%		$23,726,994	0.84%	0.35%		1.21%	114.74%

Class C Shares
Year Ended October 31, 2017	$8.35	(0.06)	2.10	2.04	(0.01)	(0.52)	(0.53)	$9.86	25.68%		$6,439,140	1.76%	(0.62%	)	1.96%	82.46%
Year Ended October 31, 2016	$9.07	(0.04)	(0.18)	(0.22)	(0.01)	(0.49)	(0.50)	$8.35	(2.54%	)	$6,621,421	1.76%	(0.45%	)	1.98%	100.36%
Year Ended October 31, 2015	$10.91	(0.06)	0.65	0.59	–	(2.43)	(2.43)	$9.07	7.50%		$6,498,502	1.76%	(0.67%	)	1.96%	95.18%
Year Ended October 31, 2014	$10.28	(0.06)	1.77	1.71	–	(1.08)	(1.08)	$10.91	18.11%		$4,605,215	1.68%	(0.54%	)	1.97%	159.77%
Year Ended October 31, 2013	$8.29	(0.03)	2.02	1.99	–	–	–	$10.28	24.00%		$3,891,666	1.55%	(0.37%	)	1.91%	114.74%

Class R Shares(f)
Year Ended October 31, 2017	$10.17	(0.01)	2.57	2.56	(0.01)	(0.52)	(0.53)	$12.20	26.32%		$61,710	1.32%	(0.13%	)	1.52%	82.46%
Year Ended October 31, 2016	$10.90	0.05	(0.22)	(0.17)	(0.07)	(0.49)	(0.56)	$10.17	(1.61%	)	$135,566	0.79%	0.52%		1.01%	100.36%
Year Ended October 31, 2015	$12.57	(0.02)	0.78	0.76	–	(2.43)	(2.43)	$10.90	7.93%		$122,592	1.35%	(0.22%	)	1.55%	95.18%
Year Ended October 31, 2014	$11.65	(0.02)	2.03	2.01	(0.01)	(1.08)	(1.09)	$12.57	18.59%		$466,380	1.31%	(0.19%	)	1.60%	159.77%
Year Ended October 31, 2013	$9.36	0.02	2.28	2.30	(0.01)	–	(0.01)	$11.65	24.61%		$88,479	1.05%	0.24%		1.42%	114.74%

Class R6 Shares(g)
Year Ended October 31, 2017	$10.81	0.06	2.76	2.82	(0.05)	(0.52)	(0.57)	$13.06	27.24%		$169,882,882	0.65%	0.48%		0.85%	82.46%
Year Ended October 31, 2016	$11.55	0.07	(0.24)	(0.17)	(0.08)	(0.49)	(0.57)	$10.81	(1.52%	)	$144,091,314	0.65%	0.67%		0.87%	100.36%
Year Ended October 31, 2015	$13.17	0.05	0.84	0.89	(0.08)	(2.43)	(2.51)	$11.55	8.73%		$160,968,539	0.65%	0.45%		0.85%	95.18%
Year Ended October 31, 2014	$12.10	0.07	2.10	2.17	(0.02)	(1.08)	(1.10)	$13.17	19.31%		$160,049,696	0.61%	0.53%		0.90%	159.77%
Year Ended October 31, 2013	$9.75	0.07	2.38	2.45	(0.10)	–	(0.10)	$12.10	25.23%		$143,352,461	0.55%	0.65%		0.92%	114.74%

Institutional Service Class Shares
Year Ended October 31, 2017	$10.86	0.03	2.78	2.81	(0.03)	(0.52)	(0.55)	$13.12	26.98%		$6,200,165	0.86%	0.29%		1.06%	82.46%
Year Ended October 31, 2016	$11.59	0.05	(0.24)	(0.19)	(0.05)	(0.49)	(0.54)	$10.86	(1.66%	)	$15,316,156	0.86%	0.46%		1.08%	100.36%
Year Ended October 31, 2015	$13.19	0.02	0.84	0.86	(0.03)	(2.43)	(2.46)	$11.59	8.42%		$20,150,897	0.88%	0.21%		1.09%	95.18%
Year Ended October 31, 2014	$12.14	0.03	2.11	2.14	(0.01)	(1.08)	(1.09)	$13.19	18.99%		$15,921,009	0.85%	0.27%		1.11%	159.77%
Year Ended October 31, 2013	$9.75	0.05	2.37	2.42	(0.03)	–	(0.03)	$12.14	24.92%		$2,105,662	0.80%	0.48%		1.16%	114.74%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

77

Fund Commentary	Nationwide HighMark Large Cap Core Equity Fund

For the annual period ended October 31, 2017, the Nationwide HighMark Large Cap Core Equity Fund (Institutional Service Class) returned 22.74% versus 23.67% for its benchmark, the Russell 1000® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Multi-Cap Core Funds (consisting of 762 funds as of October 31, 2017) was 22.52% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Environment

The general investment theme of the last 12 months can be described as defensive in light of moderating economic prospects punctuated by brief moments of hope for a more expansive outlook.

Late in 2016, strengthening economic indicators both at home and abroad, along with the Republican Party’s election sweep in 2016, led to a strong risk-on approach by investors during the reporting period. For the first half of 2017, however, these hopes abated due to a flattening of leading economic indicators and doubt in the realization of the election’s reflationary agenda. Since mid-June, improving prospects in overseas markets have triggered transitory episodes of risk-on returns.

While the Bloomberg Barclays U.S. Aggregate Bond Index returned less than 1% over the period, domestic equity benchmarks all recorded strong returns, led by mega-cap growth names, which returned some 31% to investors.

Core indexes, such as the Russell 1000, which combine both growth and value names, were somewhat held back by investor enthusiasm for growth stocks, but still posted strong, double-digit returns over the 12 months ended October 31, 2017.

HighMark’s core equity team seeks to deliver alpha versus the Russell 1000 by holding a diversified portfolio where risk is spread across multiple small bets versus a few large sector, industry, theme or factor tilts. During the reporting period, investor enthusiasm rotated from value names early in the period to growth stocks in mid-year and back to value names, depending on investor perceptions of global macroeconomics and domestic politics.

Our process resulted in a moderate exposure to momentum during the reporting period, which helped performance. Our reliance on feedback from what we term “informed agents” — market participants who historically have had insights into individual stocks — rather than from attempting to time significant shifts from growth to value or small- to large-cap names also was a positive contributor. As the period ended, we were heartened to see stock correlations continue to decline and market breadth increasing, both of which are positive factors for active stock management and for utilizing signals from informed agents.

Portfolio Performance

During the reporting period, sector weightings modestly detracted from performance versus the benchmark, resulting in negative 26 basis points from sector allocations. Our modest underweight to Financials detracted 40 basis points while slight overweights to Energy and Consumer Discretionary names cost the portfolio approximately 10 basis points each. These detractors were somewhat offset by an underweighting in the Telecommunications Services sector, which added value versus the Russell 1000 benchmark.

Successful stock selection over the reporting period added 68 basis points of excess return and more than offset the negative impact of sector allocations. Stock selection was particularly strong in the Consumer Discretionary, Information Technology and Energy sectors, which each added an average of 64 basis points of excess return versus the index and more than offset disappointing stock selection returns from our holdings in the Financials, Real Estate and Materials sectors.

In the Information Technology sector, overweighted positions in Applied Materials and Adobe Systems contributed positive returns to

78

Fund Commentary (cont.)	Nationwide HighMark Large Cap Core Equity Fund

the portfolio, as did Rockwell Collins (an Industrials sector name) and Hilton Worldwide and The Home Depot in the Consumer Discretionary sector. With the exception of Rockwell Collins, which we sold after the stock appreciated by 24% over the reporting period, these companies remain in the Nationwide HighMark Large Cap Core Equity Fund. The Fund also benefited by not holding Qualcomm and IBM, both Russell 1000 companies, which significantly underperformed the broader index.

Stocks that detracted from performance included Boeing, Popular and NVIDIA. We held an underweight position in aerospace firm Boeing, which saw strong returns due, in part, to a weakening U.S. dollar, which helped this export-reliant firm. Our overweight in Popular, a Puerto Rico-based bank, suffered from the effects of hurricanes. Semiconductor firm NVIDIA returned nearly 200% during the reporting period, but we did not hold the stock. We retain a position in Boeing, but have sold our holding in Popular.

The five largest stocks in the Russell 1000 (Apple, Microsoft, Amazon, Exxon Mobil and Johnson & Johnson) constitute some 10% of the index. In aggregate, we were slightly overweight these mega-cap names, particularly Apple and Johnson & Johnson, and this approach combined to add some 20 basis points of alpha versus the index. At the end of the reporting period, we retained all these stocks in the portfolio.

Derivatives

Equity index futures were held in the Fund during the reporting period. These futures are used to “equitize” the Fund’s cash holdings, including cash from inflows and requested portfolio redemptions, such that any return the Fund might earn on cash replicates the return on equities, and the Fund performs as if it is 100% invested in securities. Throughout the period, the portfolio held an average position of 0.03% in S&P 500 Futures, which were used to equitize cash. This positioning did not have a meaningful impact on the Fund’s performance (note: contribution was +0.01%). The portfolio held 0.05% in S&P 500 Futures at the end of the period.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Managers:

Derek Izuel, CFA and Yanping Li, Ph.D.

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

79

Fund Overview	Nationwide HighMark Large Cap Core Equity Fund

Asset Allocation†

Common Stocks	97.8%
Futures Contracts††	0.0%
Other assets in excess of liabilities	2.2%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	7.7%
Internet Software & Services	7.3%
Software	6.0%
Aerospace & Defense	5.2%
Pharmaceuticals	5.0%
Technology Hardware, Storage & Peripherals	4.8%
Banks	4.3%
Specialty Retail	4.0%
Health Care Equipment & Supplies	3.7%
Insurance	3.5%
Other Industries	48.5%
100.0%

Top Holdings†††

Apple, Inc.	4.8%
Johnson & Johnson	3.6%
Facebook, Inc., Class A	3.6%
Microsoft Corp.	3.5%
Aetna, Inc.	2.7%
Abbott Laboratories	2.7%
General Dynamics Corp.	2.5%
Amazon.com, Inc.	2.4%
Hilton Worldwide Holdings, Inc.	2.3%
Atmos Energy Corp.	2.3%
Other Holdings	69.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

80

Fund Performance	Nationwide HighMark Large Cap Core Equity Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	22.46%	13.41%	6.58%
	w/SC3	15.39%	12.14%	5.98%
Class C1	w/o SC2	21.63%	12.71%	5.90%
	w/SC4	20.63%	N/A	N/A
Class R6[5,6]		22.95%	N/A	10.94%	[7]
Institutional Service Class[1,5,8]		22.74%	13.70%	6.87%
Russell 1000® Index		23.67%	15.18%	7.61%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.27%	1.19%
Class C	1.96%	1.88%
Class R6[1]	0.90%	0.82%
Institutional Service Class	0.97%	0.89%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

81

Fund Performance (cont.)	Nationwide HighMark Large Cap Core Equity Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Large Cap Core Equity Fund versus the Russell 1000® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Fund performance prior to the Fund’s inception on 9/16/13 is based on Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Large Cap Core Equity Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

82

Shareholder Expense Example	Nationwide HighMark Large Cap Core Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Large Cap Core Equity Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,074.80	6.22	1.19
	Hypothetical	(a)(b)	1,000.00	1,019.21	6.06	1.19
Class C Shares	Actual	(a)	1,000.00	1,071.00	9.81	1.88
	Hypothetical	(a)(b)	1,000.00	1,015.73	9.55	1.88
Class R6 Shares(c)	Actual	(a)	1,000.00	1,077.40	4.29	0.82
	Hypothetical	(a)(b)	1,000.00	1,021.07	4.18	0.82
Institutional Service Class Shares	Actual	(a)	1,000.00	1,075.90	5.13	0.98
	Hypothetical	(a)(b)	1,000.00	1,020.27	4.99	0.98

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

83

Statement of Investments

October 31, 2017

Nationwide HighMark Large Cap Core Equity Fund

Common Stocks 97.8%

	Shares	Value

Aerospace & Defense 5.1%
Boeing Co. (The)	6,400	$1,651,072
General Dynamics Corp.	8,816	1,789,472
L3 Technologies, Inc.	1,500	280,770

		3,721,314

Air Freight & Logistics 0.4%
United Parcel Service, Inc., Class B	2,515	295,588

Airlines 0.7%
Copa Holdings SA, Class A	1,815	223,590
Delta Air Lines, Inc.	5,337	267,010

		490,600

Auto Components 1.2%
Delphi Automotive plc	9,075	901,874

Automobiles 0.6%
General Motors Co.	10,100	434,098

Banks 4.2%
Bank of America Corp.	9,300	254,727
FNB Corp.	53,015	715,172
JPMorgan Chase & Co.	11,085	1,115,262
KeyCorp	14,807	270,228
Pinnacle Financial Partners, Inc.	7,600	503,120
Zions Bancorporation	4,600	213,716

		3,072,225

Beverages 0.6%
PepsiCo, Inc.	3,988	439,597

Biotechnology 0.7%
Amgen, Inc.	1,377	241,278
Celgene Corp.*	2,718	274,436

		515,714

Capital Markets 2.1%
Goldman Sachs Group, Inc. (The) (a)	1,218	295,341
LPL Financial Holdings, Inc.	15,636	775,702
MarketAxess Holdings, Inc.	2,916	507,384

		1,578,427

Chemicals 0.6%
PPG Industries, Inc.	3,906	454,033

Commercial Services & Supplies 0.3%
Waste Management, Inc.	3,002	246,674

Communications Equipment 2.0%
Cisco Systems, Inc.	43,286	1,478,217

Consumer Finance 1.1%
Discover Financial Services	11,988	797,562

Containers & Packaging 1.1%
Berry Global Group, Inc.*	8,280	492,246
WestRock Co.	4,600	282,118

		774,364

Common Stocks (continued)

	Shares	Value

Diversified Financial Services 1.5%
Berkshire Hathaway, Inc., Class B*	3,868	$723,084
Leucadia National Corp.	16,120	407,836

		1,130,920

Diversified Telecommunication Services 0.3%
Verizon Communications, Inc.	4,815	230,494

Electronic Equipment, Instruments & Components 0.9%
Trimble, Inc.*	16,520	675,338

Equity Real Estate Investment Trusts (REITs) 3.0%
Gaming and Leisure Properties, Inc.	32,700	1,194,858
Mid-America Apartment Communities, Inc.	9,665	989,213

		2,184,071

Food & Staples Retailing 0.3%
US Foods Holding Corp.*	7,290	198,871

Food Products 1.1%
Mondelez International, Inc., Class A	19,480	807,056

Gas Utilities 2.3%
Atmos Energy Corp.	18,983	1,656,077

Health Care Equipment & Supplies 3.6%
Abbott Laboratories	36,170	1,961,499
Baxter International, Inc.	5,438	350,588
Edwards Lifesciences Corp.*	3,329	340,324

		2,652,411

Health Care Providers & Services 3.3%
Aetna, Inc.	11,600	1,972,348
UnitedHealth Group, Inc.	2,225	467,739

		2,440,087

Hotels, Restaurants & Leisure 2.8%
Carnival Corp.	6,225	413,278
Hilton Worldwide Holdings, Inc.	23,015	1,663,524

		2,076,802

Household Products 0.9%
Procter & Gamble Co. (The)	7,399	638,830

Independent Power and Renewable Electricity Producers 0.4%
Vistra Energy Corp.	13,500	262,440

Insurance 3.4%
Allstate Corp. (The)	8,800	825,968
Chubb Ltd.	7,098	1,070,520
FNF Group	10,145	379,626
Lincoln National Corp.	2,979	225,749

		2,501,863

Internet & Direct Marketing Retail 2.6%
Amazon.com, Inc.*	1,537	1,698,815
Priceline Group, Inc. (The)*	100	191,196

		1,890,011

84

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark Large Cap Core Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

Internet Software & Services 7.1%
Alphabet, Inc., Class A*	1,300	$1,342,952
Alphabet, Inc., Class C*	706	717,748
Facebook, Inc., Class A*	14,255	2,566,755
IAC/InterActiveCorp*	4,709	607,697

		5,235,152

Life Sciences Tools & Services 2.8%
Agilent Technologies, Inc.	18,250	1,241,547
Thermo Fisher Scientific, Inc.	4,089	792,571

		2,034,118

Machinery 1.1%
Ingersoll-Rand plc	3,252	288,127
Pentair plc	7,030	495,334

		783,461

Media 1.2%
Comcast Corp., Class A	24,586	885,834

Metals & Mining 0.3%
United States Steel Corp.	7,800	197,496

Oil, Gas & Consumable Fuels 7.6%
Andeavor	8,535	906,758
Chevron Corp.	9,865	1,143,255
ConocoPhillips	6,805	348,076
EOG Resources, Inc.	3,555	355,038
Exxon Mobil Corp.	5,774	481,263
Kinder Morgan, Inc.	27,601	499,854
Marathon Oil Corp.	18,261	259,671
Occidental Petroleum Corp.	3,354	216,568
ONEOK, Inc.	20,700	1,123,389
Valero Energy Corp.	2,700	213,003

		5,546,875

Personal Products 0.4%
Estee Lauder Cos., Inc. (The), Class A	2,484	277,736

Pharmaceuticals 4.9%
Johnson & Johnson	18,757	2,614,913
Merck & Co., Inc.	6,911	380,727
Pfizer, Inc.	8,893	311,789
Zoetis, Inc.	4,552	290,509

		3,597,938

Road & Rail 2.3%
CSX Corp.	17,335	874,204
Union Pacific Corp.	6,827	790,498

		1,664,702

Semiconductors & Semiconductor Equipment 3.3%
Applied Materials, Inc.	27,483	1,550,865
Broadcom Ltd.	1,200	316,692
First Solar, Inc.*	4,500	246,690
Marvell Technology Group Ltd.	18,557	342,748

		2,456,995

Common Stocks (continued)

	Shares	Value

Software 5.8%
Adobe Systems, Inc.*	7,435	$1,302,315
Microsoft Corp.	30,214	2,513,200
Oracle Corp.	9,022	459,220

		4,274,735

Specialty Retail 3.9%
Home Depot, Inc. (The)	9,777	1,620,831
Lowe’s Cos., Inc.	10,379	829,801
Tiffany & Co.	4,530	424,099

		2,874,731

Technology Hardware, Storage & Peripherals 4.7%
Apple, Inc.	20,411	3,450,275

Textiles, Apparel & Luxury Goods 1.7%
PVH Corp.	7,200	913,032
Tapestry, Inc.	8,580	351,351

		1,264,383

Tobacco 2.9%
Altria Group, Inc.	19,943	1,280,739
Philip Morris International, Inc.	8,048	842,143

		2,122,882

Wireless Telecommunication Services 0.7%
Telephone & Data Systems, Inc.	7,464	217,576
United States Cellular Corp.*	8,775	321,077

		538,653

Total Investments (cost $56,003,047) — 97.8%		71,751,524

Other assets in excess of liabilities — 2.2%		1,616,296

NET ASSETS — 100.0%		$73,367,820

*	Denotes a non-income producing security.

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $290,976, which was collateralized by $296,006 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.88% – 6.50%, and maturity dates ranging from 3/31/2018 – 8/15/2047.

85

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark Large Cap Core Equity Fund (Continued)

Futures contracts outstanding as of October 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	11	12/2017	USD	1,414,985	30,965

					30,965

At October 31, 2017, the Fund had $49,500 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

86

Statement of Assets and Liabilities

October 31, 2017

Nationwide HighMark Large Cap Core Equity Fund
Assets:
Investment securities, at value* (cost $56,003,047)	$71,751,524
Cash	1,630,332
Deposits with broker for futures contracts	49,500
Interest and dividends receivable	39,850
Receivable for capital shares issued	415
Receivable for variation margin on futures contracts	2,413
Reimbursement from investment adviser (Note 3)	5,906
Prepaid expenses	25,523

Total Assets	73,505,463

Liabilities:
Payable for capital shares redeemed	35,805
Accrued expenses and other payables:
Investment advisory fees	37,121
Fund administration fees	15,134
Distribution fees	8,305
Administrative servicing fees	9,525
Accounting and transfer agent fees	3,104
Trustee fees	171
Custodian fees	525
Compliance program costs (Note 3)	45
Professional fees	21,499
Printing fees	3,489
Other	2,920

Total Liabilities	137,643

Net Assets	$73,367,820

Represented by:
Capital	$50,805,150
Accumulated undistributed net investment income	194,603
Accumulated net realized gains from investment securities and futures contracts	6,588,625
Net unrealized appreciation/(depreciation) in investment securities	15,748,477
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	30,965

Net Assets	$73,367,820

Net Assets:
Class A Shares	$28,077,156
Class C Shares	2,877,758
Class R6 Shares	38,148,500
Institutional Service Class Shares	4,264,406

Total	$73,367,820

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,954,934
Class C Shares	209,527
Class R6 Shares	2,649,032
Institutional Service Class Shares	295,888

Total	5,109,381

*	Includes value of securities on loan of $290,976 (Note 2).

87

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide HighMark Large Cap Core Equity Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$14.36
Class C Shares (b)	$13.73
Class R6 Shares	$14.40
Institutional Service Class Shares	$14.41
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.24

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for sha

The accompanying notes are an integral part of these financial statements.

88

Statement of Operations

For the Year Ended October 31, 2017

Nationwide HighMark Large Cap Core Equity Fund
INVESTMENT INCOME:
Dividend income	$1,344,541
Interest income	8,010
Income from securities lending (Note 2)	6
Foreign tax withholding	(1,899)

Total Income	1,350,658

EXPENSES:
Investment advisory fees	445,554
Fund administration fees	98,459
Distribution fees Class A	65,661
Distribution fees Class C	30,601
Administrative servicing fees Class A	31,705
Administrative servicing fees Class C	1,836
Administrative servicing fees Institutional Service Class	5,680
Registration and filing fees	53,749
Professional fees	31,428
Printing fees	13,472
Trustee fees	2,127
Custodian fees	2,954
Accounting and transfer agent fees	17,227
Other	4,643

Total expenses before expenses reimbursed	805,096

Expenses reimbursed by adviser (Note 3)	(57,984)

Net Expenses	747,112

NET INVESTMENT INCOME	603,546

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	6,429,114
Expiration or closing of futures contracts (Note 2)	190,132

Net realized gains	6,619,246

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	7,979,907
Futures contracts (Note 2)	56,605

Net change in unrealized appreciation/depreciation	8,036,512

Net realized/unrealized gains	14,655,758

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$15,259,304

The accompanying notes are an integral part of these financial statements.

89

Statements of Changes in Net Assets

	Nationwide HighMark Large Cap Core Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$603,546	$792,581
Net realized gains	6,619,246	6,009,409
Net change in unrealized appreciation/depreciation	8,036,512	(5,584,812)

Change in net assets resulting from operations	15,259,304	1,217,178

Distributions to Shareholders From:
Net investment income:
Class A	(140,624)	(183,942)
Class C	(6,695)	(7,589)
Class R6 (a)	(379,806)	(326,683)
Institutional Service Class	(33,109)	(249,328)
Net realized gains:
Class A	(1,838,429)	(1,682,041)
Class C	(259,084)	(223,037)
Class R6 (a)	(3,204,230)	(21,906)
Institutional Service Class	(317,041)	(3,756,862)

Change in net assets from shareholder distributions	(6,179,018)	(6,451,388)

Change in net assets from capital transactions	(9,212,677)	(10,750,236)

Change in net assets	(132,391)	(15,984,446)

Net Assets:
Beginning of year	73,500,211	89,484,657

End of year	$73,367,820	$73,500,211

Accumulated undistributed net investment income at end of year	$194,603	$150,347

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,970,236	$673,194
Dividends reinvested	1,936,519	1,835,057
Cost of shares redeemed	(3,371,680)	(3,212,387)

Total Class A Shares	535,075	(704,136)

Class C Shares
Proceeds from shares issued	154,816	279,362
Dividends reinvested	223,555	206,833
Cost of shares redeemed	(1,077,058)	(470,834)

Total Class C Shares	(698,687)	15,361

Class R6 Shares (a)
Proceeds from shares issued	690,144	47,719,889
Dividends reinvested	2,882,714	38,138
Cost of shares redeemed	(12,208,039)	(6,968,200)

Total Class R6 Shares	(8,635,181)	40,789,827

Institutional Service Class Shares
Proceeds from shares issued	672,587	398,489
Dividends reinvested	315,286	3,418,641
Cost of shares redeemed	(1,401,757)	(54,668,418)

Total Institutional Service Class Shares	(413,884)	(50,851,288)

Change in net assets from capital transactions	$(9,212,677)	$(10,750,236)

90

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Large Cap Core Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A Shares
Issued	146,992	54,250
Reinvested	154,402	148,835
Redeemed	(252,906)	(254,778)

Total Class A Shares	48,488	(51,693)

Class C Shares
Issued	12,577	23,709
Reinvested	18,614	17,432
Redeemed	(84,984)	(38,340)

Total Class C Shares	(53,793)	2,801

Class R6 Shares (a)
Issued	52,185	3,812,146
Reinvested	229,788	3,059
Redeemed	(918,608)	(554,036)

Total Class R6 Shares	(636,635)	3,261,169

Institutional Service Class Shares
Issued	50,566	31,317
Reinvested	25,019	276,985
Redeemed	(104,663)	(4,362,616)

Total Institutional Service Class Shares	(29,078)	(4,054,314)

Total change in shares	(671,018)	(842,037)

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

91

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Large Cap Core Equity Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e) (f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2017	$12.72	0.08	2.62	2.70	(0.07)	(0.99)	(1.06)	$14.36	22.46%	$28,077,156	1.20%	0.61%		1.27%	81.60%
Year Ended October 31, 2016	$13.51	0.10	0.08	0.18	(0.09)	(0.88)	(0.97)	$12.72	1.62%	$24,245,435	1.22%	0.78%		1.28%	59.58%
Year Ended October 31, 2015	$13.66	0.08	0.36	0.44	(0.14)	(0.45)	(0.59)	$13.51	3.54%	$26,446,449	1.22%	0.60%		1.24%	73.41%
Period Ended October 31, 2014 (h)	$13.19	0.02	0.45	0.47	–	–	–	$13.66	3.56%	$12,154,734	1.22%	0.58%		1.46%	10.45%
Year Ended July 31, 2014	$11.43	0.09	1.71	1.80	(0.04)	–	(0.04)	$13.19	15.72%	$11,954,280	1.22%	0.70%		1.34%	47.69%
Year Ended July 31, 2013	$9.17	0.10	2.25	2.35	(0.09)	–	(0.09)	$11.43	25.80%	$9,799,235	1.22%	0.96%		1.45%	63.00%

Class C Shares
Year Ended October 31, 2017	$12.24	–	2.51	2.51	(0.03)	(0.99)	(1.02)	$13.73	21.63%	$2,877,758	1.86%	(0.03%	)	1.96%	81.60%
Year Ended October 31, 2016	$13.04	0.02	0.09	0.11	(0.03)	(0.88)	(0.91)	$12.24	1.06%	$3,222,103	1.82%	0.17%		1.97%	59.58%
Year Ended October 31, 2015	$13.21	(0.01)	0.36	0.35	(0.07)	(0.45)	(0.52)	$13.04	2.88%	$3,397,297	1.82%	(0.04%	)	1.94%	73.41%
Period Ended October 31, 2014 (h)	$12.78	–	0.43	0.43	–	–	–	$13.21	3.36%	$1,293,302	1.82%	(0.05%	)	2.13%	10.45%
Year Ended July 31, 2014	$11.11	0.01	1.67	1.68	(0.01)	–	(0.01)	$12.78	15.09%	$1,008,150	1.82%	0.11%		1.99%	47.69%
Year Ended July 31, 2013	$8.92	0.04	2.19	2.23	(0.04)	–	(0.04)	$11.11	25.01%	$995,957	1.82%	0.36%		1.95%	63.00%

Class R6 Shares(i)
Year Ended October 31, 2017	$12.75	0.13	2.63	2.76	(0.12)	(0.99)	(1.11)	$14.40	22.95%	$38,148,500	0.82%	1.00%		0.90%	81.60%
Year Ended October 31, 2016	$13.54	0.14	0.09	0.23	(0.14)	(0.88)	(1.02)	$12.75	2.01%	$41,887,204	0.82%	1.09%		0.92%	59.58%
Year Ended October 31, 2015	$13.71	0.11	0.38	0.49	(0.21)	(0.45)	(0.66)	$13.54	3.91%	$331,641	0.82%	0.78%		0.85%	73.41%
Period Ended October 31, 2014 (h)	$13.22	0.03	0.46	0.49	–	–	–	$13.71	3.71%	$48,247	0.82%	0.98%		1.08%	10.45%
Period Ended July 31, 2014 (j)	$11.73	0.13	1.44	1.57	(0.08)	–	(0.08)	$13.22	13.44%	$46,542	0.82%	1.12%		0.92%	47.69%

Institutional Service Class Shares(k)
Year Ended October 31, 2017	$12.76	0.11	2.63	2.74	(0.10)	(0.99)	(1.09)	$14.41	22.74%	$4,264,406	0.97%	0.85%		1.03%	81.60%
Year Ended October 31, 2016	$13.54	0.16	0.06	0.22	(0.12)	(0.88)	(1.00)	$12.76	1.89%	$4,145,469	0.94%	1.28%		0.94%	59.58%
Year Ended October 31, 2015	$13.71	0.14	0.34	0.48	(0.20)	(0.45)	(0.65)	$13.54	3.84%	$59,309,270	0.83%	1.06%		0.83%	73.41%
Period Ended October 31, 2014 (h)	$13.23	0.03	0.45	0.48	–	–	–	$13.71	3.63%	$52,804,909	0.97%	0.83%		1.08%	10.45%
Year Ended July 31, 2014	$11.46	0.12	1.72	1.84	(0.07)	–	(0.07)	$13.23	16.04%	$50,826,838	0.97%	0.95%		1.05%	47.69%
Year Ended July 31, 2013	$9.19	0.13	2.26	2.39	(0.12)	–	(0.12)	$11.46	26.21%	$49,991,919	0.93%	1.25%		1.20%	63.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.

(k) Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

92

Fund Commentary	Nationwide HighMark Small Cap Core Fund

For the annual period ended October 31, 2017, the Nationwide HighMark Small Cap Core Fund (Institutional Service Class) returned 30.88% versus 27.85% for its benchmark, the Russell 2000® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 1,020 funds as of October 31, 2017) was 24.86% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Market Environment

The general investment theme for both large- and small-capitalization stocks of the last 12 months can be described as defensive with moderating economic prospects punctuated by brief moments of hope for a more expansive outlook.

Late in 2016, strengthening economic indicators both at home and abroad, along with the Republican Party’s election sweep in 2016, led to a strong risk-on approach by investors during the reporting period. Post-election hopes for the new administration’s policies, including regulatory relief, lower taxes and the potential for increasing protectionism for domestic businesses, was particularly apparent in investor enthusiasm for small-cap stocks, and over the fourth quarter of 2016, small caps outperformed large-cap stocks by 5%. Relief from regulatory costs, in particular, was expected to benefit smaller companies, given the outsize revenue drain, compared to large-cap firms, from regulatory compliance.

Cyclical stocks, in particular, experienced strong returns during the post-election small-cap pivot, and we took advantage of the increase to pare back exposures to cyclical industries to remain in a more neutral stance in keeping with our investment process and philosophy.

The first three quarters of 2017, however, saw small-cap stocks give back much of the fourth-quarter 2016 outperformance as investors’ hopes abated due to a flattening of leading economic indicators and doubt that the election’s reflationary agenda would be realized. Since mid-June, however, improving prospects in overseas markets have triggered transitory episodes of risk-on returns. Improving global indicators and markets were particularly appealing to small-cap investors. As the reporting period came to a close, the Russell 2000 saw strong growth and made up much of the deficit small caps had accumulated during 2017, particularly as the potential for tax reform appeared to gain steam.

HighMark’s core equity team seeks to outperform the Russell 2000 by holding a diversified portfolio where risk is spread across multiple small bets versus a few significant sector, industry, theme or factor tilts. During the reporting period, we were generally neutral in these areas, but the Fund’s process did result in a moderate exposure to momentum, which helped performance.

The core equity team relies on what we call “informed agents” — market participants who historically have had insights into individual stocks — rather than from attempting to time significant shifts from growth to value or from sector to sector. In contrast to more concentrated large-cap indexes such as the S&P 500® Index, the Fund’s Russell 2000 benchmark offers a wide range of investment opportunities with less concentration in the largest capitalization names. These names are often less researched by analysts, which makes informed agent input particularly valuable. The Fund’s investment process benefited from both of these factors during the reporting period, and we were able to generate significant stock selection outperformance.

Portfolio Performance

During the annual period ended October 31, 2017, the Fund’s sector weightings were generally in line with the index, other than a slight overweight to the Materials and Industrials sectors and modest underweights to the Real Estate and Information Technology sectors. Sector weightings resulted in 81 basis points of value-added performance versus the Russell 2000 benchmark, with positive, albeit modest, value-added return from all sector weights except Financials and Health Care.

93

Fund Commentary (cont.)	Nationwide HighMark Small Cap Core Fund

Our active core equity investment process seeks to add alpha to benchmarks through stock selection rather than sector weightings, and we view the 4.39% excess return over the reporting period from stock selection as in line with our risk/return goals for the Nationwide HighMark Small Cap Core Fund.

Stock selection was particularly strong in the Financials, Information Technology and Consumer Staples sectors, which each added an average of 1.2% of excess return versus the index. We were also able to generate positive returns from stock selection in nine of 11 sectors, with the exception of Energy at -1.49% and Utilities essentially flat at -0.05%.

In the Information Technology sector, our overweight position in Coherent, a laser and technical instrument manufacturer, yielded positive returns for the portfolio, as did Fibrogen (a biotechnology Health Care sector name) and property and casualty insurer MGIC Investment Corp. in the Financials sector. We sold our holdings in Coherent after a gain of some 88%, but retain Fibrogen and MGIC investment companies in the Nationwide HighMark Small Cap Core Fund.

Stocks that detracted from performance included Tetra Technologies, Xperi Corp. and Synergy Pharmaceuticals. We overweighted these names versus the index, but their performance over the reporting period proved disappointing, each costing around 44 basis points of active return. We retain a position in Xperi, as we believe informed investors still support this firm’s prospects, but sold out of holdings in Tetra and Synergy.

Derivatives

Equity index futures were held in the Fund during the reporting period. These futures are used to “equitize” the Fund’s cash holdings, including cash from inflows and requested portfolio redemptions, such that any return the Fund might earn on cash replicates the return on equities and the Fund performs as if it is 100% invested in securities.

Subadviser:

HighMark Capital Management, Inc.

Portfolio Manager:

Derek Izuel, CFA and Yanping Li, Ph.D.

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

94

Fund Overview	Nationwide HighMark Small Cap Core Fund

Asset Allocation†

Common Stocks	98.9%
Repurchase Agreement	0.3%
Short-Term Investments	0.1%
Futures Contracts††	0.0%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries†††

Banks	8.6%
Thrifts & Mortgage Finance	6.1%
Machinery	5.8%
Equity Real Estate Investment Trusts (REITs)	5.8%
Biotechnology	4.9%
Chemicals	4.8%
Software	4.4%
Semiconductors & Semiconductor Equipment	3.6%
Oil, Gas & Consumable Fuels	3.4%
IT Services	3.4%
Other Industries*	49.2%
100.0%

Top Holdings†††

MGIC Investment Corp.	2.3%
Curtiss-Wright Corp.	2.2%
CACI International, Inc., Class A	2.0%
Radian Group, Inc.	1.9%
Portland General Electric Co.	1.9%
Taylor Morrison Home Corp., Class A	1.6%
Magellan Health, Inc.	1.5%
Chemical Financial Corp.	1.4%
Barnes Group, Inc.	1.4%
SkyWest, Inc.	1.3%
Other Holdings*	82.5%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

95

Fund Performance	Nationwide HighMark Small Cap Core Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	30.50%	15.88%	8.65%
	w/SC3	22.99%	14.58%	8.04%
Class C1	w/o SC2	29.55%	15.07%	7.89%
	w/SC4	28.55%	N/A	N/A
Class R6[5,6]		30.97%	N/A	12.46%	[7]
Institutional Service Class[1,5,8]		30.88%	16.21%	8.97%
Russell 2000® Index		27.85%	14.49%	7.63%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Gross Expense Ratio^
Class A	1.39%
Class C	2.15%
Class R6[1]	1.03%
Institutional Service Class	1.11%

^	Current effective prospectus dated May 24, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

96

Fund Performance (cont.)	Nationwide HighMark Small Cap Core Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide HighMark Small Cap Core Fund versus the Russell 2000® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Fund performance prior to the Fund’s inception on 9/16/13 is based on the performance of Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Small Cap Core Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

97

Shareholder Expense Example	Nationwide HighMark Small Cap Core Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide HighMark Small Cap Core Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,091.10	7.06	1.34
	Hypothetical	(a)(b)	1,000.00	1,018.45	6.82	1.34
Class C Shares	Actual	(a)	1,000.00	1,087.10	10.99	2.09
	Hypothetical	(a)(b)	1,000.00	1,014.67	10.61	2.09
Class R6 Shares(c)	Actual	(a)	1,000.00	1,093.00	5.17	0.98
	Hypothetical	(a)(b)	1,000.00	1,020.27	4.99	0.98
Institutional Service Class Shares	Actual	(a)	1,000.00	1,092.50	5.59	1.06
	Hypothetical	(a)(b)	1,000.00	1,019.86	5.40	1.06

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

98

Statement of Investments

October 31, 2017

Nationwide HighMark Small Cap Core Fund

Common Stocks 98.9%

	Shares	Value

Aerospace & Defense 2.2%
Curtiss-Wright Corp.	38,772	$4,584,789

Air Freight & Logistics 0.3%
Atlas Air Worldwide Holdings, Inc.*	10,658	653,868

Airlines 1.3%
SkyWest, Inc.	59,008	2,779,277

Auto Components 0.9%
Cooper-Standard Holdings, Inc.*	11,500	1,282,020
Tower International, Inc.	23,159	704,034

		1,986,054

Banks 8.6%
Banner Corp.	12,781	732,607
Central Pacific Financial Corp.	25,040	779,245
Chemical Financial Corp.	54,886	2,891,943
FCB Financial Holdings, Inc., Class A*	12,491	583,330
First Busey Corp.	41,198	1,282,082
First Interstate BancSystem, Inc., Class A	50,460	1,983,078
First Merchants Corp.	20,140	866,020
IBERIABANK Corp.	8,740	644,575
International Bancshares Corp.	18,511	751,546
Pacific Premier Bancorp, Inc.*	61,199	2,472,440
Seacoast Banking Corp. of Florida*	32,158	797,197
Umpqua Holdings Corp.	93,737	1,917,859
United Community Banks, Inc.	59,124	1,621,180
Webster Financial Corp.	12,185	670,053

		17,993,155

Biotechnology 4.8%
Amicus Therapeutics, Inc.*	52,700	750,448
Blueprint Medicines Corp.*	8,944	594,060
Clovis Oncology, Inc.*	23,513	1,772,175
Dynavax Technologies Corp.*	69,243	1,523,346
FibroGen, Inc.*	30,486	1,702,643
Five Prime Therapeutics, Inc.*	19,056	854,852
REGENXBIO, Inc.*	27,445	821,978
Retrophin, Inc.*	37,280	927,154
Sarepta Therapeutics, Inc.*	13,280	654,837
Xencor, Inc.*	27,582	545,572

		10,147,065

Building Products 1.2%
Continental Building Products, Inc.*	42,313	1,129,757
JELD-WEN Holding, Inc.*	19,968	736,420
PGT Innovations, Inc.*	43,620	615,042

		2,481,219

Capital Markets 0.9%
Investment Technology Group, Inc.	30,305	711,259
OM Asset Management plc	37,457	572,343
Piper Jaffray Cos.	9,483	693,207

		1,976,809

Chemicals 4.7%
Ferro Corp.*	33,199	790,800
GCP Applied Technologies, Inc.*	35,693	1,044,020
Innophos Holdings, Inc.	22,007	1,076,803
Koppers Holdings, Inc.*	24,733	1,200,787

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
Kraton Corp.*	37,440	$1,835,683
PolyOne Corp.	45,158	2,080,429
Trinseo SA	27,089	1,923,319

		9,951,841

Commercial Services & Supplies 1.2%
Casella Waste Systems, Inc., Class A*	37,469	691,678
Interface, Inc.	55,097	1,256,212
McGrath RentCorp	14,782	660,755

		2,608,645

Communications Equipment 1.1%
ADTRAN, Inc.	79,401	1,675,361
EMCORE Corp.*	78,092	644,259

		2,319,620

Construction & Engineering 0.7%
EMCOR Group, Inc.	10,160	817,982
Primoris Services Corp.	22,220	628,159

		1,446,141

Consumer Finance 0.2%
Nelnet, Inc., Class A	8,843	517,669

Diversified Consumer Services 0.6%
K12, Inc.*	31,296	507,621
Laureate Education, Inc., Class A*	51,820	692,833

		1,200,454

Diversified Telecommunication Services 2.1%
Cincinnati Bell, Inc.*	53,123	1,014,649
Consolidated Communications Holdings, Inc.	105,620	2,024,736
ORBCOMM, Inc.*	128,800	1,456,728

		4,496,113

Electric Utilities 2.9%
El Paso Electric Co.	38,224	2,197,880
Portland General Electric Co.	81,320	3,882,217

		6,080,097

Electronic Equipment, Instruments & Components 2.7%
Benchmark Electronics, Inc.*	20,440	632,618
Itron, Inc.*	13,056	1,020,326
Methode Electronics, Inc.	43,812	2,054,783
Rogers Corp.*	8,222	1,250,402
SYNNEX Corp.	5,840	787,699

		5,745,828

Energy Equipment & Services 1.0%
Archrock, Inc.	74,183	890,196
Keane Group, Inc.* (a)	72,284	1,116,065

		2,006,261

Equity Real Estate Investment Trusts (REITs) 5.7%
Agree Realty Corp.	34,983	1,654,346
First Industrial Realty Trust, Inc.	84,486	2,608,928
Getty Realty Corp.	21,340	606,269
Government Properties Income Trust	56,980	1,035,327

99

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Hudson Pacific Properties, Inc.	43,842	$1,482,736
Independence Realty Trust, Inc.	87,428	887,394
InfraREIT, Inc.	40,080	897,792
Potlatch Corp.	12,837	664,957
Sabra Health Care REIT, Inc.	49,260	981,259
Summit Hotel Properties, Inc.	39,063	617,586
Sunstone Hotel Investors, Inc.	34,356	560,690

		11,997,284

Food & Staples Retailing 0.9%
Performance Food Group Co.*	70,040	1,982,132

Food Products 1.1%
Darling Ingredients, Inc.*	120,416	2,197,592

Health Care Equipment & Supplies 1.1%
Masimo Corp.*	17,392	1,526,322
Orthofix International NV*	12,560	674,849

		2,201,171

Health Care Providers & Services 2.5%
HealthSouth Corp.	36,820	1,698,875
Magellan Health, Inc.*	36,272	3,094,001
Providence Service Corp. (The)*	9,345	519,582

		5,312,458

Health Care Technology 1.3%
HMS Holdings Corp.*	33,380	642,231
Medidata Solutions, Inc.*	28,033	2,108,923

		2,751,154

Hotels, Restaurants & Leisure 1.2%
Bloomin’ Brands, Inc.	33,142	589,265
Boyd Gaming Corp.	21,449	626,954
La Quinta Holdings, Inc.*	42,522	749,238
Ruth’s Hospitality Group, Inc.	30,292	639,161

		2,604,618

Household Durables 2.4%
Beazer Homes USA, Inc.*	40,932	858,753
Cavco Industries, Inc.*	4,895	768,026
Taylor Morrison Home Corp., Class A*	141,113	3,407,879

		5,034,658

Household Products 0.5%
Central Garden & Pet Co., Class A*	25,924	956,855

Independent Power and Renewable Electricity Producers 0.5%
Ormat Technologies, Inc.	16,326	1,060,047

Insurance 1.0%
Argo Group International Holdings Ltd.	18,962	1,193,658
Employers Holdings, Inc.	17,294	824,924

		2,018,582

Internet & Direct Marketing Retail 0.4%
PetMed Express, Inc.	21,188	749,208

Common Stocks (continued)

	Shares	Value

Internet Software & Services 2.2%
Apptio, Inc., Class A*	67,086	$1,626,835
Etsy, Inc.*	54,220	905,474
LivePerson, Inc.*	43,020	604,431
LogMeIn, Inc.	7,190	870,350
SPS Commerce, Inc.*	10,440	513,230

		4,520,320

IT Services 3.4%
CACI International, Inc., Class A*	29,283	4,209,431
EPAM Systems, Inc.*	7,369	671,684
ManTech International Corp., Class A	46,968	2,179,785

		7,060,900

Leisure Products 1.2%
Callaway Golf Co.	169,678	2,448,453

Life Sciences Tools & Services 0.9%
Cambrex Corp.*	10,502	454,212
INC Research Holdings, Inc., Class A*	25,775	1,473,041

		1,927,253

Machinery 5.8%
Barnes Group, Inc.	43,306	2,818,788
ESCO Technologies, Inc.	10,836	627,946
Federal Signal Corp.	58,686	1,252,946
Harsco Corp.*	27,902	592,918
Hyster-Yale Materials Handling, Inc.	19,968	1,567,288
Kadant, Inc.	8,823	1,002,293
Lydall, Inc.*	16,081	929,482
Mueller Industries, Inc.	33,352	1,158,982
Mueller Water Products, Inc., Class A	49,493	590,946
SPX Corp.*	53,015	1,552,809

		12,094,398

Media 0.3%
Sinclair Broadcast Group, Inc., Class A (a)	17,178	544,543

Metals & Mining 0.4%
Warrior Met Coal, Inc.	28,540	742,611

Mortgage Real Estate Investment Trusts (REITs) 0.8%
Capstead Mortgage Corp.	98,874	872,069
MTGE Investment Corp.	43,110	780,291

		1,652,360

Multiline Retail 0.4%
Ollie’s Bargain Outlet Holdings, Inc.*	19,980	892,107

Oil, Gas & Consumable Fuels 3.4%
Arch Coal, Inc., Class A	13,540	1,034,727
Delek US Energy, Inc.	73,251	1,908,189
Golar LNG Ltd.	51,970	1,098,126
Halcon Resources Corp.*	130,408	858,085
Renewable Energy Group, Inc.*	80,294	971,557
Scorpio Tankers, Inc.	176,520	628,411
Stone Energy Corp.*	22,682	667,304

		7,166,399

100

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares	Value

Paper & Forest Products 1.4%
KapStone Paper and Packaging Corp.	89,370	$2,007,250
Neenah Paper, Inc.	11,750	1,019,900

		3,027,150

Personal Products 0.4%
Inter Parfums, Inc.	16,781	776,960

Pharmaceuticals 2.4%
Aerie Pharmaceuticals, Inc.*	17,618	1,087,912
Catalent, Inc.*	57,048	2,429,674
Intersect ENT, Inc.*	20,920	620,278
Supernus Pharmaceuticals, Inc.*	23,339	970,902

		5,108,766

Professional Services 0.6%
ICF International, Inc.*	12,253	657,986
TrueBlue, Inc.*	24,984	677,066

		1,335,052

Road & Rail 0.9%
Schneider National, Inc., Class B	23,460	614,417
YRC Worldwide, Inc.*	96,869	1,304,826

		1,919,243

Semiconductors & Semiconductor Equipment 3.5%
Advanced Energy Industries, Inc.*	14,293	1,210,903
Ambarella, Inc.* (a)	12,036	679,312
Impinj, Inc.* (a)	19,750	674,265
Rudolph Technologies, Inc.*	42,123	1,168,913
Semtech Corp.*	55,091	2,261,485
SunPower Corp.*	116,640	830,477
Xperi Corp.	25,355	583,165

		7,408,520

Software 4.3%
ACI Worldwide, Inc.*	28,492	686,087
Gigamon, Inc.*	17,740	682,990
HubSpot, Inc.*	14,782	1,279,382
Pegasystems, Inc.	17,371	1,012,729
Progress Software Corp.	51,312	2,172,037
Qualys, Inc.*	16,058	849,468
TiVo Corp.	98,636	1,790,244
Verint Systems, Inc.*	14,780	623,716

		9,096,653

Specialty Retail 2.9%
Aaron’s, Inc.	21,952	807,834
Caleres, Inc.	59,950	1,638,433
Five Below, Inc.*	39,282	2,170,331
Sonic Automotive, Inc., Class A	28,197	559,710
Tailored Brands, Inc.	56,955	879,955

		6,056,263

Textiles, Apparel & Luxury Goods 0.7%
Movado Group, Inc.	23,100	639,870
Wolverine World Wide, Inc.	28,187	769,505

		1,409,375

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance 6.1%
Essent Group Ltd.*	56,169	$2,393,923
MGIC Investment Corp.*	335,222	4,793,675
OceanFirst Financial Corp.	21,355	592,601
Radian Group, Inc.	187,136	3,922,370
WSFS Financial Corp.	20,377	1,012,737

		12,715,306

Trading Companies & Distributors 0.6%
Foundation Building Materials, Inc.*	49,166	661,283
GMS, Inc.*	20,186	687,333

		1,348,616

Water Utilities 0.3%
SJW Group	9,975	591,617

Total Common Stocks (cost $172,044,347)		207,683,529

Short-Term Investments 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96% (b)(c)	14,131	14,131
Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class, 1.22% (b)	142,843	142,887

Total Short-Term Investment (cost $157,018)		157,018

Repurchase Agreement 0.3%

	Principal Amount

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $584,513, collateralized by U.S. Treasury Notes, ranging from 1.88% - 2.25%, maturing 1/31/2022 - 2/15/2027; total market value $596,188. (c)(d)	$584,497	584,497

Total Repurchase Agreement (cost $584,497)		584,497

Total Investments (cost $172,785,862) — 99.3%		208,425,044

Other assets in excess of liabilities — 0.7%		1,507,767

NET ASSETS — 100.0%		$209,932,811

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $606,160, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $14,131 and $584,497 respectively, a total value of $598,628.

101

Statement of Investments (Continued)

October 31, 2017

Nationwide HighMark Small Cap Core Fund (Continued)

(b)	Represents 7-day effective yield as of October 31, 2017.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $598,628.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of October 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	33	12/2017	USD	2,479,455	344

					344

At October 31, 2017, the Fund had $90,750 segregated as collateral with the broker for open futures contracts.

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

102

Statement of Assets and Liabilities

October 31, 2017

Nationwide HighMark Small Cap Core Fund
Assets:
Investment securities, at value* (cost $172,201,365)	$207,840,547
Repurchase agreement, at value (cost $584,497)	584,497
Cash	4,875,659
Deposits with broker for futures contracts	90,750
Interest and dividends receivable	30,255
Security lending income receivable	19,249
Receivable for investments sold	3,889,583
Receivable for capital shares issued	157,211
Receivable for variation margin on futures contracts	9,249
Prepaid expenses	21,637

Total Assets	217,518,637

Liabilities:
Payable for investments purchased	6,623,368
Payable for capital shares redeemed	136,828
Payable upon return of securities loaned (Note 2)	598,628
Accrued expenses and other payables:
Investment advisory fees	148,539
Fund administration fees	17,606
Distribution fees	13,139
Administrative servicing fees	11,603
Accounting and transfer agent fees	2,430
Trustee fees	497
Custodian fees	865
Compliance program costs (Note 3)	106
Professional fees	22,794
Printing fees	6,578
Other	2,845

Total Liabilities	7,585,826

Net Assets	$209,932,811

Represented by:
Capital	$158,867,120
Accumulated undistributed net investment income	266,063
Accumulated net realized gains from investment securities and futures contracts	15,160,102
Net unrealized appreciation/(depreciation) in investment securities	35,639,182
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	344

Net Assets	$209,932,811

Net Assets:
Class A Shares	$22,366,548
Class C Shares	9,863,605
Class R6 Shares	87,473,796
Institutional Service Class Shares	90,228,862

Total	$209,932,811

103

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide HighMark Small Cap Core Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	557,350
Class C Shares	262,566
Class R6 Shares	2,127,844
Institutional Service Class Shares	2,199,299

Total	5,147,059

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$40.13
Class C Shares (b)	$37.57
Class R6 Shares	$41.11
Institutional Service Class Shares	$41.03
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$42.58

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $606,160 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

104

Statement of Operations

For the Year Ended October 31, 2017

Nationwide HighMark Small Cap Core Fund
INVESTMENT INCOME:
Dividend income	$2,225,945
Income from securities lending (Note 2)	142,427
Interest income	28,486

Total Income	2,396,858

EXPENSES:
Investment advisory fees	1,518,955
Fund administration fees	120,228
Distribution fees Class A	51,280
Distribution fees Class C	90,725
Administrative servicing fees Class A	22,551
Administrative servicing fees Class C	10,407
Administrative servicing fees Institutional Service Class	57,050
Registration and filing fees	52,894
Professional fees	35,849
Printing fees	19,772
Trustee fees	5,162
Custodian fees	6,434
Accounting and transfer agent fees	12,716
Compliance program costs (Note 3)	786
Other	6,028

Total Expenses	2,010,837

NET INVESTMENT INCOME	386,021

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	18,040,831
Expiration or closing of futures contracts (Note 2)	356,965

Net realized gains	18,397,796

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	25,656,786
Futures contracts (Note 2)	45,318

Net change in unrealized appreciation/depreciation	25,702,104

Net realized/unrealized gains	44,099,900

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$44,485,921

The accompanying notes are an integral part of these financial statements.

105

Statements of Changes in Net Assets

	Nationwide HighMark Small Cap Core Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$386,021	$413,790
Net realized gains (losses)	18,397,796	(1,578,878)
Net change in unrealized appreciation/depreciation	25,702,104	6,856,683

Change in net assets resulting from operations	44,485,921	5,691,595

Distributions to Shareholders From:
Net investment income:
Class A	–	(26,101)
Class C	–	–
Class R6 (a)	(81,885)	(1,645)
Institutional Service Class	(25,669)	(433,730)
Net realized gains:
Class A	(26,757)	(649,976)
Class C	(12,038)	(262,681)
Class R6 (a)	(104,744)	(10,953)
Institutional Service Class	(53,316)	(3,106,918)
Return of capital:
Class A	–	(8,869)
Class R6 (a)	–	(565)
Institutional Service Class	–	(147,535)

Change in net assets from shareholder distributions	(304,409)	(4,648,973)

Change in net assets from capital transactions	32,668,600	(16,535,025)

Change in net assets	76,850,112	(15,492,403)

Net Assets:
Beginning of year	133,082,699	148,575,102

End of year	$209,932,811	$133,082,699

Accumulated undistributed net investment income at end of year	$266,063	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,888,685	$3,218,786
Dividends reinvested	26,245	647,781
Cost of shares redeemed	(6,278,005)	(9,639,273)

Total Class A Shares	(1,363,075)	(5,772,706)

Class C Shares
Proceeds from shares issued	1,668,954	1,045,878
Dividends reinvested	9,552	205,016
Cost of shares redeemed	(1,824,591)	(2,429,651)

Total Class C Shares	(146,085)	(1,178,757)

Class R6 Shares (a)
Proceeds from shares issued	10,815,226	78,060,372
Dividends reinvested	61,161	13,163
Cost of shares redeemed	(18,303,191)	(9,709,839)

Total Class R6 Shares	(7,426,804)	68,363,696

106

Statements of Changes in Net Assets (Continued)

	Nationwide HighMark Small Cap Core Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$63,670,911	$14,072,783
Dividends reinvested	63,438	2,174,714
Cost of shares redeemed	(22,129,785)	(94,194,755)

Total Institutional Service Class Shares	41,604,564	(77,947,258)

Change in net assets from capital transactions	$32,668,600	$(16,535,025)

SHARE TRANSACTIONS:
Class A Shares
Issued	134,246	112,295
Reinvested	741	22,547
Redeemed	(175,360)	(343,240)

Total Class A Shares	(40,373)	(208,398)

Class C Shares
Issued	48,940	37,279
Reinvested	286	7,515
Redeemed	(53,598)	(88,784)

Total Class C Shares	(4,372)	(43,990)

Class R6 Shares (a)
Issued	291,375	2,634,982
Reinvested	1,682	450
Redeemed	(493,212)	(318,390)

Total Class R6 Shares	(200,155)	2,317,042

Institutional Service Class Shares
Issued	1,730,852	473,209
Reinvested	1,737	74,400
Redeemed	(606,540)	(3,202,008)

Total Institutional Service Class Shares	1,126,049	(2,654,399)

Total change in shares	881,149	(589,745)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

107

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide HighMark Small Cap Core Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2017	$30.79	–	9.39	9.39	–	(0.05)	–	(0.05)	$40.13	30.50%		$22,366,548	1.37%	(0.01%	)	1.37%	95.99%
Year Ended October 31, 2016	$30.22	0.03	1.40	1.43	(0.03)	(0.82)	(0.01)	(0.86)	$30.79	4.94%		$18,401,857	1.45%	0.10%		1.45%	69.62%
Year Ended October 31, 2015	$30.10	(0.05)	0.17	0.12	–	–	–	–	$30.22	0.40%		$24,362,293	1.44%	(0.17%	)	1.44%	103.94%
Period Ended October 31, 2014 (h)	$28.36	(0.05)	1.79	1.74	–	–	–	–	$30.10	6.14%	(i)	$12,469,982	1.62%	(0.64%	)	1.66%	10.30%
Year Ended July 31, 2014	$25.02	(0.19)	3.53	3.34	–	–	–	–	$28.36	13.35%	(i)	$11,588,588	1.59%	(0.69%	)	1.62%	49.64%
Year Ended July 31, 2013	$19.00	(0.05)	6.07	6.02	–	–	–	–	$25.02	31.69%		$11,549,088	1.62%	(0.22%	)	1.80%	77.00%

Class C Shares
Year Ended October 31, 2017	$29.04	(0.26)	8.84	8.58	–	(0.05)	–	(0.05)	$37.57	29.55%		$9,863,605	2.12%	(0.76%	)	2.12%	95.99%
Year Ended October 31, 2016	$28.73	(0.19)	1.32	1.13	–	(0.82)	–	(0.82)	$29.04	4.11%		$7,751,965	2.21%	(0.67%	)	2.21%	69.62%
Year Ended October 31, 2015	$28.82	(0.27)	0.18	(0.09)	–	–	–	–	$28.73	(0.31%	)	$8,931,807	2.19%	(0.91%	)	2.19%	103.94%
Period Ended October 31, 2014 (h)	$27.20	(0.09)	1.71	1.62	–	–	–	–	$28.82	5.96%	(i)	$4,312,329	2.22%	(1.24%	)	2.42%	10.30%
Year Ended July 31, 2014	$24.14	(0.35)	3.41	3.06	–	–	–	–	$27.20	12.68%	(i)	$4,030,378	2.22%	(1.32%	)	2.29%	49.64%
Year Ended July 31, 2013	$18.45	(0.17)	5.86	5.69	–	–	–	–	$24.14	30.84%		$4,395,523	2.22%	(0.82%	)	2.30%	77.00%

Class R6 Shares (j)
Year Ended October 31, 2017	$31.46	0.13	9.61	9.74	(0.04)	(0.05)	–	(0.09)	$41.11	30.97%		$87,473,796	1.01%	0.35%		1.01%	95.99%
Year Ended October 31, 2016	$30.87	0.12	1.46	1.58	(0.13)	(0.82)	(0.04)	(0.99)	$31.46	5.33%		$73,229,275	1.09%	0.42%		1.09%	69.62%
Year Ended October 31, 2015	$30.64	0.05	0.18	0.23	–	–	–	–	$30.87	0.75%		$338,296	1.05%	0.16%		1.05%	103.94%
Period Ended October 31, 2014 (h)	$28.84	(0.02)	1.82	1.80	–	–	–	–	$30.64	6.24%	(i)	$11,672	1.22%	(0.24%	)	1.33%	10.30%
Period Ended July 31, 2014 (k)	$26.26	(0.08)	2.66	2.58	–	–	–	–	$28.84	9.82%	(i)	$10,987	1.22%	(0.34%	)	1.25%	49.64%

Institutional Service Class Shares (l)
Year Ended October 31, 2017	$31.40	0.10	9.59	9.69	(0.01)	(0.05)	–	(0.06)	$41.03	30.88%		$90,228,862	1.09%	0.26%		1.09%	95.99%
Year Ended October 31, 2016	$30.84	0.12	1.41	1.53	(0.11)	(0.82)	(0.04)	(0.97)	$31.40	5.20%		$33,699,602	1.16%	0.40%		1.16%	69.62%
Year Ended October 31, 2015	$30.60	0.06	0.18	0.24	–	–	–	–	$30.84	0.78%		$114,942,706	1.10%	0.18%		1.10%	103.94%
Period Ended October 31, 2014 (h)	$28.81	(0.03)	1.82	1.79	–	–	–	–	$30.60	6.21%	(i)	$74,648,581	1.33%	(0.35%	)	1.33%	10.30%
Year Ended July 31, 2014	$25.35	(0.12)	3.58	3.46	–	–	–	–	$28.81	13.65%	(i)	$69,395,173	1.33%	(0.43%	)	1.35%	49.64%
Year Ended July 31, 2013	$19.20	0.01	6.15	6.16	(0.01)	–	–	(0.01)	$25.35	32.07%		$57,898,679	1.34%	0.06%		1.56%	77.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

108

Fund Commentary	Nationwide Loomis All Cap Growth Fund

For the period from the Fund’s inception on May 31, 2017, through October 31, 2017, the Nationwide Loomis All Cap Growth Fund (Class R6) returned 10.00% versus 9.92% (for the five-month period ended October 31, 2017) for its benchmark, the Russell 3000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Multi-Cap Growth Funds (consisting of 158 funds as of October 31, 2017) was 8.73% for the five months ended October 31, 2017. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Please note that the Fund has an inception date of May 31, 2017, giving it a five-month track record.

Market Environment

Over the long term, we believe that markets are efficient. Near term, however, we believe that innate behavioral biases, such as herding, overconfidence or loss aversion, influence investment decisions and create asset pricing anomalies. These pricing inefficiencies converge toward intrinsic value over time. Market efficiency is thereby dynamic, existing along a continuum between fully efficient and inefficient pricing. Therefore, we attempt to identify intrinsic value and exploit the long-term differential between this value and the market’s current perception. We look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

Portfolio Highlights

Alibaba Group, Facebook, SEI Investments, Amazon and Monster Beverage were among the top contributors to performance. We highlight Alibaba, Facebook and SEI Investments below. Under Armour, Regeneron Pharmaceuticals, Qualcomm, Schlumberger and Merck were among the largest detractors from performance. We highlight Under Armour, Regeneron and Qualcomm below. Stock selection in the Consumer Staples, Information Technology, Fnancials and Consumer Discretionary sectors as well as our allocations to the Consumer Discretionary, Information Technology and

Financials sectors contributed positively to relative return. Stock selection in the Health Care, Energy and Industrials sectors as well as our allocations to the Consumer Staples, Health Care, Energy and Industrials sectors detracted from relative performance.

Top Contributors

Alibaba Group, the leader in China e-commerce, reported fundamentally strong results during the period with revenue growth exceeding consensus expectations. Demonstrating the power of its brands and network ecosystem, Alibaba’s revenue growth accelerated to the fastest rate since the IPO for what is now a much larger company. Alibaba continued to gain market share as gross merchandise volume (GMV) increased at a higher rate than the growth in China’s retail sector. For fiscal year 2018, Alibaba issued revenue growth guidance of 45% to 49%, well above consensus expectations that were closer to 30%. Monthly mobile active users grew to 529 million, a number approximately 60% greater than the population of the United States, and per user monetization improved. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. We believe Alibaba is selling at a meaningful discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity. Social media company Facebook reported robust revenue growth during the period. Growing more than twice the rate of its online competitors, by our estimates, and many multiples faster than traditional advertisers, Facebook continued to gain market share. With more than 2 billion users, 88% of whom reside outside North America, Facebook is one of very few global platforms where advertisers can reach consumers at such scale. User data coupled with scale and frequency of engagement allows Facebook an unprecedented ability to target direct marketing, and advertising revenue per user increased during the period and reflected improved monetization per user in all regions. Free cash flow remained robust during the period. We believe Facebook is well positioned to grow revenue, free cash flow, and market share over our investment time horizon. We believe

109

Fund Commentary (cont.)	Nationwide Loomis All Cap Growth Fund

Facebook is selling at a meaningful discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity. SEI Investments, a leading wealth management and business process outsourcing provider to global financial institutions, reported high-single-digit revenue growth and double-digit EPS (earnings per share) growth during the period, both of which exceeded consensus expectations. The company also reported solid net new sales, which reflect a growing portion of recurring revenue business. Each of SEI’s business segments operates in large and growing markets that remain underpenetrated. SEI’s high-quality business model benefits from high recurring revenues and high switching costs for customers, which has led to an average client relationship of more than 17 years. SEI has invested significantly over the past few years in the development and rollout of SEI Wealth Platform in the private banking channel, its largest business segment, which accounts for approximately one-third of revenue. This initiative continues to depress near-term margins in the segment. Over time, we believe it will expand SEI’s addressable market, improve already strong client retention, drive higher total and recurring revenue growth, and generate faster earnings and cash flow growth as it reaches scale. SEI ended the period with $830 billion in assets under management and assets under administration, up 13% year over year. Over our investment time horizon, we believe SEI will be able to grow margins faster than revenue and generate double-digit free cash flow growth. We believe SEI Investments is selling at a meaningful discount to our estimate of its intrinsic value and offers a compelling reward-to-risk opportunity.

Largest Detractors

We initiated a new position in Under Armour during the period. Through its focus on innovation and performance-centric sports apparel, footwear, and accessories, Under Armour has grown to be the third-leading global brand in sportswear, after Nike and adidas. We believe a key competitive advantage for Under Armour is its brand. Strong in North America with growing international recognition, Under Armour is a brand for which consumers are willing to pay a premium. The company also has the scale to compete globally through marketing, buying power and industry influence. Led by its founder, Kevin Plank, we believe the company can grow well in excess of the mid-single-digit growth in the underlying $300 billion global sportswear market, driven largely by international expansion opportunities and growth in its footwear business over our investment time horizon. We also expect operating profits will grow faster than revenues, driving long-term operating profit growth, and that free cash flow growth will improve as capital investments normalize over time. We believe expectations embedded in today’s share price are substantially below our estimates for the company’s long-term growth opportunities. As a result, the company is selling at a meaningful discount to intrinsic value, offering a compelling reward-to-risk opportunity. Regeneron Pharmaceuticals, Inc. is a fully-integrated biopharmaceutical company created with the vision to empower scientists to shape the path of the business by advancing long-term scientific outcomes over short-term results. Regeneron posted solid sales results during the period, including growth in Eylea, a treatment for eye diseases and the company’s largest revenue generator, that exceeded management’s guidance for single-digit growth in 2017. The company’s innovative treatment for atopic dermatitis, Dupixent, received FDA approval in March 2017 and was prescribed 13,000 times by more than 5,000 doctors in the first month following its launch. This represented 70% of the atopic dermatitis specialists in the U.S., demonstrating early acceptance among doctors and payers. However, positive Phase 2 clinical trials for a potential competitor to Dupixent triggered negative sentiment in the market, making Regeneron one of the leading detractors for the period. Sales of Regeneron’s cholesterol therapy, Praluent, continue even as patent infringement litigation with Amgen proceeds. While the loss of Praluent would be a negative for the company, and is reflected in our assessment of intrinsic value, Regeneron has meaningful additional assets such as Dupixent, as well as late-stage pipeline therapies. We believe Regeneron’s market price embeds a lack of appreciation for the company’s multiple short-term and longer-

110

Fund Commentary (cont.)	Nationwide Loomis All Cap Growth Fund

term growth opportunities and the uniqueness of its financial model. We believe Regeneron is selling at a meaningful discount to our estimate of its intrinsic value and offers a compelling reward-to-risk opportunity. Qualcomm, the pioneer developer of 3G and 4G technology, benefits from its difficult-to-replicate skill in designing and manufacturing the chipsets used in mobile devices for wireless communication. A lawsuit filed in early 2017 by Apple alleging unfair practices resulted in a substantial near-term decline in royalty revenues and associated segment margins, which led to a decline in share value. Additionally, after Apple directed its contract manufacturers to withhold payments, Qualcomm lowered its financial guidance in July 2017. Over the last two decades, Qualcomm has successfully defended its business model numerous times, establishing a body of legal precedence in a variety of jurisdictions around the world, and most recently in China. In our view, Apple’s challenges to Qualcomm’s business model are no different from previous challenges, and we believe the established legal precedent is not likely to be overturned in this case. We believe Qualcomm is selling at a meaningful discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

Portfolio Positioning and Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio where sector positioning is the result of stock selection. As of October 31, 2017, we are overweight in the Financials, Consumer Staples, Information Technology, Energy and Health Care sectors, and underweight in the Industrials, Consumer Discretionary and Materials sectors. We hold no positions in the Real Estate, Telecommunication Services and Utilities sectors. We remain committed to our long-term investment approach to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

Derivative Usage

The strategy does not use derivative instruments.

Subadviser:

Loomis, Sayles & Company, L.P.

Portfolio Manager:

Aziz V. Hamzaogullari, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small and mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

111

Fund Overview	Nationwide Loomis All Cap Growth Fund

Asset Allocation†

Common Stocks	99.5%
Repurchase Agreement	0.9%
Short-Term Investment††	0.0%
Liabilities in excess of other assets	(0.4)%
100.0%

Top Industries†††

Internet Software & Services	18.2%
Software	11.1%
Capital Markets	7.3%
Beverages	6.9%
Internet & Direct Marketing Retail	6.8%
Pharmaceuticals	5.2%
IT Services	5.2%
Air Freight & Logistics	4.8%
Hotels, Restaurants & Leisure	4.7%
Communications Equipment	4.3%
Other Industries*	25.5%
100.0%

Top Holdings†††

Alibaba Group Holding Ltd., ADR	6.8%
Amazon.com, Inc.	6.8%
Facebook, Inc., Class A	6.4%
Monster Beverage Corp.	5.2%
Oracle Corp.	4.9%
Autodesk, Inc.	4.3%
Cisco Systems, Inc.	4.3%
Visa, Inc., Class A	4.2%
Expeditors International of Washington, Inc.	3.5%
SEI Investments Co.	3.5%
Other Holdings*	50.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

112

Fund Performance	Nationwide Loomis All Cap Growth Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		Inception
Class A	w/o SC1	9.70%	[2]
	w/SC3	3.39%	[2]
Class R6[4]		10.00%	[2]
Institutional Service Class[4]		9.80%	[2]
Russell 3000® Growth Index		9.92%
CPI		0.70%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of May 31, 2017.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.48%	1.35%
Class R6	0.98%	0.85%
Institutional Service Class	1.23%	1.10%

^	Current effective prospectus dated May 5, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2019. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

113

Fund Performance (cont.)	Nationwide Loomis All Cap Growth Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Loomis All Cap Growth Fund from inception through 10/31/17 versus the Russell 3000® Growth Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

114

Shareholder Expense Example	Nationwide Loomis All Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (June 1, 2017, commencement of operations) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from June 1, 2017, commencement of operations through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from June 1, 2017, commencement of operations through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Loomis All Cap Growth Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,000.00	5.41	1.29
	Hypothetical	(b)(c)	1,000.00	1,018.70	6.56	1.29
Class R6 Shares	Actual	(a)	1,000.00	1,000.00	3.56	0.85
	Hypothetical	(b)(c)	1,000.00	1,020.92	4.33	0.85
Institutional Service Class Shares	Actual	(a)	1,000.00	1,000.00	4.57	1.09
	Hypothetical	(b)(c)	1,000.00	1,019.71	5.55	1.09

(a)	Actual expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from June 1, 2017 through October 31, 2017 to reflect the period from commencement of operations.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Hypothetical expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

115

Statement of Investments

October 31, 2017

Nationwide Loomis All Cap Growth Fund

Common Stocks 99.5%

	Shares	Value

Air Freight & Logistics 4.8%
Expeditors International of Washington, Inc.	122,556	$7,154,819
United Parcel Service, Inc., Class B	21,326	2,506,445

		9,661,264

Beverages 7.0%
Coca-Cola Co. (The)	78,329	3,601,567
Monster Beverage Corp.*	180,503	10,456,539

		14,058,106

Biotechnology 3.8%
Amgen, Inc.	14,270	2,500,390
Regeneron Pharmaceuticals, Inc.*	12,815	5,159,575

		7,659,965

Capital Markets 7.3%
FactSet Research Systems, Inc.	19,852	3,769,299
MSCI, Inc.	34,201	4,013,829
SEI Investments Co.	108,993	7,031,139

		14,814,267

Communications Equipment 4.3%
Cisco Systems, Inc.	255,806	8,735,775

Consumer Finance 1.3%
American Express Co.	27,184	2,596,616

Energy Equipment & Services 2.9%
Schlumberger Ltd.	91,460	5,853,440

Food Products 2.6%
Danone SA, ADR-FR	313,201	5,149,024

Health Care Equipment & Supplies 2.8%
Varian Medical Systems, Inc.*	54,663	5,695,338

Health Care Technology 1.7%
Cerner Corp.*	51,656	3,487,813

Hotels, Restaurants & Leisure 4.7%
Yum Brands, Inc.	38,309	2,852,105
Yum China Holdings, Inc.*	162,793	6,568,698

		9,420,803

Household Products 1.6%
Procter & Gamble Co. (The)	38,467	3,321,241

Internet & Direct Marketing Retail 6.8%
Amazon.com, Inc.*	12,522	13,840,316

Internet Software & Services 18.2%
Alibaba Group Holding Ltd., ADR-CN*	74,883	13,845,118
Alphabet, Inc., Class A*	4,871	5,031,938
Alphabet, Inc., Class C*	4,945	5,027,284
Facebook, Inc., Class A*	71,696	12,909,582

		36,813,922

Common Stocks (continued)

	Shares	Value

IT Services 5.2%
Automatic Data Processing, Inc.	16,078	$1,869,228
Visa, Inc., Class A	77,957	8,573,711

		10,442,939

Machinery 2.6%
Deere & Co.	39,114	5,197,468

Metals & Mining 0.5%
Compass Minerals International, Inc. (a)	15,724	1,031,494

Pharmaceuticals 5.3%
Merck & Co., Inc.	21,896	1,206,251
Novartis AG, ADR-CH	37,031	3,058,020
Novo Nordisk A/S, ADR-DK	127,766	6,361,469

		10,625,740

Semiconductors & Semiconductor Equipment 2.8%
Analog Devices, Inc.	10,574	965,406
QUALCOMM, Inc.	93,661	4,777,648

		5,743,054

Software 11.2%
Autodesk, Inc.*	70,191	8,771,067
Microsoft Corp.	47,449	3,946,808
Oracle Corp.	193,594	9,853,935

		22,571,810

Textiles, Apparel & Luxury Goods 2.1%
adidas AG, ADR-DE	13,255	1,475,679
Under Armour, Inc., Class A* (a)	224,663	2,812,781

		4,288,460

Total Common Stocks (cost $190,215,394)		201,008,855

Short-Term Investment 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96%, (b)(c)	45,541	45,541

Total Short-Term Investment (cost $45,541)		45,541

116

Statement of Investments (Continued)

October 31, 2017

Nationwide Loomis All Cap Growth Fund (Continued)

Repurchase Agreement 0.9%

	Principal Amount	Value

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $1,883,720, collateralized by U.S. Treasury Notes, ranging from 1.88% — 2.25%, maturing 1/31/2022 — 2/15/2027; total market value $1,921,343. (c)(d)	$1,883,667	$1,883,667

Total Repurchase Agreement (cost $1,883,667)		1,883,667

Total Investments (cost $192,144,602) — 100.4%		202,938,063

Liabilities in excess of other assets — (0.4)%		(732,224)

NET ASSETS — 100.0%		$202,205,839

(a)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $1,468,938, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $45,541 and $1,883,667, respectively, a total value of $1,929,208.

(b)	Represents 7-day effective yield as of October 31, 2017.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $1,929,208.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

*	Denotes a non-income producing security.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CH	Switzerland

CN	China

DE	Germany

DK	Denmark

FR	France

The accompanying notes are an integral part of these financial statements.

117

Statement of Assets and Liabilities

October 31, 2017

Nationwide Loomis All Cap Growth Fund
Assets:
Investment securities, at value* (cost $190,260,935)	$201,054,396
Repurchase agreement, at value (cost $1,883,667)	1,883,667
Cash	76,502,879
Interest and dividends receivable	40,750
Security lending income receivable	1,374
Receivable for investments sold	64,746
Receivable for capital shares issued	27,611
Reimbursement from investment adviser (Note 3)	12,709
Prepaid expenses	34,198

Total Assets	279,622,330

Liabilities:
Payable for investments purchased	75,288,928
Payable for capital shares redeemed	63,869
Payable upon return of securities loaned (Note 2)	1,929,208
Accrued expenses and other payables:
Investment advisory fees	86,980
Fund administration fees	15,443
Distribution fees	38
Administrative servicing fees	687
Accounting and transfer agent fees	7,903
Trustee fees	296
Custodian fees	798
Compliance program costs (Note 3)	77
Professional fees	13,527
Printing fees	2,702
Other	6,035

Total Liabilities	77,416,491

Net Assets	$202,205,839

Represented by:
Capital	$190,520,914
Accumulated undistributed net investment income	55,029
Accumulated net realized gains from investment securities	836,435
Net unrealized appreciation/(depreciation) in investment securities	10,793,461

Net Assets	$202,205,839

Net Assets:
Class A Shares	$191,324
Class R6 Shares	200,310,013
Institutional Service Class Shares	1,704,502

Total	$202,205,839

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	17,443
Class R6 Shares	18,218,237
Institutional Service Class Shares	155,228

Total	18,390,908

118

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Loomis All Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.97
Class R6 Shares	$11.00
Institutional Service Class Shares	$10.98
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.64

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $1,468,938 (Note 2).
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

119

Statement of Operations

For the Period Ended October 31, 2017

Nationwide Loomis All Cap Growth Fund (a)
INVESTMENT INCOME:
Dividend income	$461,974
Interest income	22,492
Income from securities lending (Note 2)	1,884

Total Income	486,350

EXPENSES:
Offering costs	15,553
Investment advisory fees	413,389
Fund administration fees	24,166
Distribution fees Class A	115
Administrative servicing fees Class A	90
Administrative servicing fees Institutional Service Class	673
Registration and filing fees	20,240
Professional fees	17,676
Printing fees	3,592
Trustee fees	1,215
Custodian fees	2,229
Accounting and transfer agent fees	8,700
Compliance program costs (Note 3)	326
Other	6,276

Total expenses before and expenses reimbursed	514,240

Expenses reimbursed by adviser (Note 3)	(69,417)

Net Expenses	444,823

NET INVESTMENT INCOME	41,527

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	836,435
Net change in unrealized appreciation/depreciation in the value of investment securities	10,793,461

Net realized/unrealized gains	11,629,896

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,671,423

(a)	For the period from June 1, 2017 (commencement of operations) through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

120

Statements of Changes in Net Assets

Nationwide Loomis All Cap Growth Fund
Period Ended October 31, 2017 (a)
Operations:
Net investment income	$41,527
Net realized gains	836,435
Net change in unrealized appreciation/depreciation	10,793,461

Change in net assets resulting from operations	11,671,423

Change in net assets from capital transactions	190,534,416

Change in net assets	202,205,839

Net Assets:
Beginning of period	–

End of period	$202,205,839

Accumulated undistributed net investment income at end of year	$55,029

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$186,021
Dividends reinvested	–
Cost of shares redeemed	(5,420)

Total Class A Shares	180,601

Class R6 Shares
Proceeds from shares issued	198,237,875
Dividends reinvested	–
Cost of shares redeemed	(9,522,810)

Total Class R6 Shares	188,715,065

Institutional Service Class Shares
Proceeds from shares issued	1,644,096
Dividends reinvested	–
Cost of shares redeemed	(5,346)

Total Institutional Service Class Shares	1,638,750

Change in net assets from capital transactions	$190,534,416

SHARE TRANSACTIONS:
Class A Shares
Issued	17,943
Reinvested	–
Redeemed	(500)

Total Class A Shares	17,443

Class R6 Shares
Issued	19,129,593
Reinvested	–
Redeemed	(911,356)

Total Class R6 Shares	18,218,237

121

Statements of Changes in Net Assets (Continued)

Nationwide Loomis All Cap Growth Fund
Period Ended October 31, 2017 (a)
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	155,728
Reinvested	–
Redeemed	(500)

Total Institutional Service Class Shares	155,228

Total change in shares	18,390,908

Amounts designated as “-” are zero or have been rounded to zero.

(a)	For the period from June 1, 2017 (commencement of operations) through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

122

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Loomis All Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2017 (g)	$10.00	(0.02)	0.99	0.97	–	–	–	$10.97	9.70%	$191,324	1.29%	(0.39%	)	1.43%	11.55%

Class R6 Shares
Period Ended October 31, 2017 (g)	$10.00	–	1.00	1.00	–	–	–	$11.00	10.00%	$200,310,013	0.85%	0.08%		0.98%	11.55%

Institutional Service Class Shares
Period Ended October 31, 2017 (g)	$10.00	(0.01)	0.99	0.98	–	–	–	$10.98	9.80%	$1,704,502	1.09%	(0.19%	)	1.23%	11.55%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from June 1, 2017 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of May 31, 2017 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

123

Fund Commentary	Nationwide Small Company Growth Fund

For the annual period ended October 31, 2017, the Nationwide Small Company Growth Fund (Institutional Service Class) returned 34.19% versus 31.00% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Growth Funds (consisting of 550 funds as of October 31, 2017) was 28.96% for the same time period. Performance for the Fund’s other share class versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Our portfolio strategy is benchmark agnostic, and is not in any way structured relative to a benchmark. Therefore, we do not provide attribution analysis relative to a benchmark, or comment on benchmark sector performance. No derivatives were used during the period.

Performance was due to many performers spread broadly across our sectors. Among the top performers were Cognex (Industrial Products & Systems), Veeva Systems (Medical/Healthcare) and Blackbaud (Information/Knowledge Management). On the downside, among the worst detractors were Manhattan Associates (Information/Knowledge Management), NIC (Business Services) and Endologix (Medical/Healthcare).

Top Contributors

Cognex provides machine-vision systems that capture and analyze visual information in order to automate tasks in manufacturing and logistics processes. End users employ machine vision in applications where human vision is inadequate to meet requirements for size, accuracy and speed. The company drives revenue by increasing adoption rates as well as expanding applications for machine vision. The company reported stronger-than-expected revenue and earnings growth during a recent earnings call. This announcement contributed to the recent performance.

Veeva Systems provides cloud-based software solutions to the global life sciences industry. These solutions include: Veeva CRM, the core customer relationship management solution; Veeva Vault, the regulated content management and collaboration solution; Veeva Network, the customer master data management solution; and Veeva OpenKey, the data and related services solution. The company continues to grow revenues by selling new solutions to existing customers, capturing new customers within existing markets and entering adjacent markets.

Blackbaud provides software solutions primarily to non-profit institutions, charitable organizations, academic institutions and others in the philanthropy community. Its products help these organizations to better manage information related to donors, general giving, fundraising campaigns, etc. Other components of the software are utilized in customer relationship management (CRM), financial management and accounting, payment and event ticket processing, and management of various back office functions. The company continues to increase revenue and profitability, and make strategic acquisitions to enhance its product offerings, which have all contributed to the recent performance.

Top Detractors

Manhattan Associates provides supply chain execution software, including solutions for warehouse management, transportation management, advanced planning and scheduling as well as integrated logistics. Manhattan serves customers in transportation, retail, pharmaceutical, manufacturing and other industries. The Brexit vote may impact the company’s full-year financial results. This uncertainty contributed to the recent underperformance. Despite the recent price volatility, we believe Manhattan’s long-term growth prospects remain intact.

NIC provides digital government services that enable governments to provide services to businesses and citizens. The company designs, builds and operates internet-based, enterprise-wide portals that enable online registrations, renewals, payments, licensing and other services. The company provided weaker-than-expected financial guidance, which contributed to the recent underperformance.

124

Fund Commentary (cont.)	Nationwide Small Company Growth Fund

Endologix manufactures and sells medical devices that treat aortic disorders. The company’s product line treats abdominal aortic aneurysms through minimally invasive endovascular repair and endovascular sealing. Compared to open surgical repair, the company’s less-invasive devices reduce morbidity/recovery time for patients, and save the health care system money through a shorter length of stay and fewer complications. The company’s recent underperformance was driven by a delay in approval of a key product, the suspension of the CE Mark for a key European product and temporary manufacturing issues. We believe the long-term prospects remain intact and these issues will be resolved.

Portfolio Changes

During the past 12 months, the following two new holdings were added to the portfolio: Cardiovascular Systems and Ironwood Pharmaceuticals. One company, DTS, was acquired out of the portfolio. No companies were sold out of the portfolio during the period.

We remain quite optimistic about the long-term potential of the portfolio overall. Of course, this does not mean that the portfolio is immune from negative company-specific events or that every portfolio holding will do well. And it most certainly does not mean that the portfolio will not be adversely affected by economic, political and/or other exogenous events. We do not spend our time determining probabilities for potential outcomes (political, economic or otherwise) and then subsequently repositioning the portfolio to take advantage of these expected outcomes. We do, however, assess and analyze the long-term fundamentals of industries and companies to determine whether an investment candidate or portfolio holding meets the criteria for our small company investment program.

At Brown Capital Management, our investment philosophy does not change quarter to quarter, and is not geared toward any specific market conditions or circumstances. While we are influenced by market movements, our consistent investment process does not change in anticipation of one or another type of market.

Focusing on exceptional small companies that have the wherewithal to become exceptional large companies is where we concentrate our efforts. As long-term and benchmark agnostic investors, our style is a disciplined and patient implementation of our small company investment process. As always, we are committed to building and maintaining a winning investment program that meets your required long-term investment needs.

Subadviser:

Brown Capital Management, LLC

Portfolio Managers:

Damien Davis, Andrew Fones, Robert Hall, Kempton Ingersol and Keith Lee

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). The investment strategy of holding stocks for long time periods with an emphasis on particular industries or sectors may subject the Fund to above-average short-term volatility. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

125

Fund Overview	Nationwide Small Company Growth Fund

Asset Allocation†

Common Stocks	95.5%
Short-Term Investments	2.3%
Repurchase Agreement	0.1%
Other assets in excess of liabilities	2.1%
100.0%

Top Industries††

Software	35.5%
Health Care Equipment & Supplies	22.6%
Health Care Technology	11.7%
Machinery	7.9%
Electronic Equipment, Instruments & Components	5.8%
Chemicals	3.7%
Life Sciences Tools & Services	3.6%
Biotechnology	2.2%
Communications Equipment	1.9%
Internet Software & Services	1.1%
Other Industries*	4.0%
100.0%

Top Holdings††

Blackbaud, Inc.	5.0%
Cognex Corp.	4.9%
Neogen Corp.	4.7%
Paycom Software, Inc.	4.6%
ANSYS, Inc.	4.5%
Cantel Medical Corp.	4.3%
Medidata Solutions, Inc.	4.3%
Veeva Systems, Inc., Class A	4.1%
Tyler Technologies, Inc.	3.9%
Ellie Mae, Inc.	3.8%
Other Holdings*	55.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

126

Fund Performance	Nationwide Small Company Growth Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	34.07%	18.06%	17.66%	[2]
	w/SC3	26.40%	16.66%	16.47%	[2]
Institutional Service Class[4]		34.19%	18.25%	17.86%	[2]
Russell 2000® Growth Index		31.00%	15.36%	14.99%
CPI		2.04%	1.29%	1.48%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of January 3, 2012.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^

Class A	1.33%	1.31%
Institutional Service Class	1.21%	1.19%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

127

Fund Performance (cont.)	Nationwide Small Company Growth Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Small Company Growth Fund from inception through 10/31/17 versus the Russell 2000® Growth Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

128

Shareholder Expense Example	Nationwide Small Company Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Company Growth Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,148.10	7.15	1.32
	Hypothetical	(a)(b)	1,000.00	1,018.55	6.72	1.32
Institutional Service Class Shares	Actual	(a)	1,000.00	1,148.10	6.44	1.19
	Hypothetical	(a)(b)	1,000.00	1,019.21	6.06	1.19

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

129

Statement of Investments

October 31, 2017

Nationwide Small Company Growth Fund

Common Stocks 95.5%

	Shares	Value

Biotechnology 2.1%
Incyte Corp.*	23,878	$2,704,183
Ironwood Pharmaceuticals, Inc.*	160,739	2,472,166

		5,176,349

Chemicals 3.6%
Balchem Corp.	104,996	8,850,113

Communications Equipment 1.9%
NetScout Systems, Inc.*	159,614	4,533,038

Electronic Equipment, Instruments & Components 5.7%
Cognex Corp.	94,792	11,673,634
Dolby Laboratories, Inc., Class A	16,735	969,626
FLIR Systems, Inc.	25,112	1,175,744

		13,819,004

Energy Equipment & Services 0.4%
Geospace Technologies Corp.*	62,972	945,839

Health Care Equipment & Supplies 22.1%
Abaxis, Inc.	126,198	6,107,983
ABIOMED, Inc.*	39,522	7,624,584
Cantel Medical Corp.	104,748	10,273,684
Cardiovascular Systems, Inc.*	99,155	2,386,661
Endologix, Inc.*	211,540	1,121,162
Inogen, Inc.*	53,550	5,297,702
Meridian Bioscience, Inc.	114,060	1,705,197
Neogen Corp.*	137,836	11,054,447
Quidel Corp.*	191,341	7,835,414

		53,406,834

Health Care Technology 11.5%
Medidata Solutions, Inc.*	133,637	10,053,511
Quality Systems, Inc.*	288,844	4,064,035
Veeva Systems, Inc., Class A*	160,247	9,765,452
Vocera Communications, Inc.*	137,721	3,886,487

		27,769,485

Hotels, Restaurants & Leisure 0.5%
Zoe’s Kitchen, Inc.* (a)	91,092	1,118,610

Internet Software & Services 1.1%
NIC, Inc.	159,730	2,715,410

Life Sciences Tools & Services 3.5%
Bio-Techne Corp.	58,814	7,705,810
Bruker Corp.	25,544	802,082

		8,507,892

Machinery 7.8%
DMC Global, Inc.	77,567	1,687,082
Proto Labs, Inc.*	102,582	8,950,280
Sun Hydraulics Corp.	142,033	8,171,158

		18,808,520

Semiconductors & Semiconductor Equipment 0.6%
Diodes, Inc.*	42,334	1,453,750

Common Stocks (continued)

	Shares	Value

Software 34.7%
ACI Worldwide, Inc.*	363,125	$8,744,050
American Software, Inc., Class A	161,125	1,999,561
ANSYS, Inc.*	78,725	10,762,495
Blackbaud, Inc.	115,665	11,716,864
Ellie Mae, Inc.* (a)	101,022	9,086,929
Guidewire Software, Inc.*	104,794	8,381,424
Manhattan Associates, Inc.*	213,795	8,949,459
Nuance Communications, Inc.*	22,359	329,572
Paycom Software, Inc.* (a)	131,235	10,787,517
PROS Holdings, Inc.*	180,706	4,082,148
Tyler Technologies, Inc.*	51,609	9,149,760

		83,989,779

Total Common Stocks (cost $176,186,932)		231,094,623

Short-Term Investments 2.3%
Money Market Fund 2.3%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96%, (b)(c)	4,242	4,242
Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class, 1.22%, (b)	5,564,403	5,566,073

Total Short-Term Investment (cost $5,570,683)		5,570,315

Repurchase Agreement 0.1%

	Principal Amount

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $175,468, collateralized by U.S. Treasury Notes, ranging from 1.88% - 2.25%, maturing 1/31/2022 - 2/15/2027; total market value $178,972. (c)(d)	$175,463	175,463

Total Repurchase Agreement (cost $175,463)		175,463

Total Investments (cost $181,933,078) — 97.9%		236,840,401

Other assets in excess of liabilities — 2.1%		5,035,710

NET ASSETS — 100.0%		$241,876,111

*	Denotes a non-income producing security.

(a)

The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $10,596,384, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value

130

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Company Growth Fund (Continued)

of $4,242 and $175,463, respectively, and by $10,345,965 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.88% - 6.50%, and maturity dates ranging from 03/31/18 – 08/15/47; a total value of $10,525,670.

(b)	Represents 7-day effective yield as of October 31, 2017.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $179,705.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

131

Statement of Assets and Liabilities

October 31, 2017

Nationwide Small Company Growth Fund
Assets:
Investment securities, at value* (cost $181,757,615)	$236,664,938
Repurchase agreement, at value (cost $175,463)	175,463
Cash	5,500,000
Interest and dividends receivable	9,664
Security lending income receivable	1,216
Receivable for investments sold	162,792
Receivable for capital shares issued	182,729
Reimbursement from investment adviser (Note 3)	913
Prepaid expenses	12,509

Total Assets	242,710,224

Liabilities:
Payable for investments purchased	337,686
Payable for capital shares redeemed	40,619
Payable upon return of securities loaned (Note 2)	179,705
Accrued expenses and other payables:
Investment advisory fees	169,947
Fund administration fees	17,485
Distribution fees	4,495
Administrative servicing fees	54,888
Accounting and transfer agent fees	727
Trustee fees	548
Custodian fees	839
Compliance program costs (Note 3)	133
Professional fees	21,369
Printing fees	2,067
Other	3,605

Total Liabilities	834,113

Net Assets	$241,876,111

Represented by:
Capital	$180,945,192
Accumulated net investment loss	(1,550,180)
Accumulated net realized gains from investment securities	7,573,776
Net unrealized appreciation/(depreciation) in investment securities	54,907,323

Net Assets	$241,876,111

Net Assets:
Class A Shares	$21,321,775
Institutional Service Class Shares	220,554,336

Total	$241,876,111

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,217,140
Institutional Service Class Shares	12,478,582

Total	13,695,722

132

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Small Company Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$17.52
Institutional Service Class Shares	$17.67
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$18.59

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $10,596,384 (Note 2).
(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

133

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Small Company Growth Fund
INVESTMENT INCOME:
Dividend income	$841,884
Interest income	40,322
Income from securities lending (Note 2)	32,793

Total Income	914,999

EXPENSES:
Investment advisory fees	1,731,938
Fund administration fees	122,703
Distribution fees Class A	37,455
Administrative servicing fees Class A	18,810
Administrative servicing fees Institutional Service Class	478,002
Registration and filing fees	35,506
Professional fees	34,798
Printing fees	11,610
Trustee fees	5,997
Custodian fees	7,254
Accounting and transfer agent fees	7,035
Compliance program costs (Note 3)	921
Other	6,215

Total expenses before expenses reimbursed	2,498,244

Expenses reimbursed by adviser (Note 3)	(23,498)

Net Expenses	2,474,746

NET INVESTMENT LOSS	(1,559,747)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	7,733,400
Net change in unrealized appreciation/depreciation in the value of investment securities	53,682,646

Net realized/unrealized gains	61,416,046

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$59,856,299

The accompanying notes are an integral part of these financial statements.

134

Statements of Changes in Net Assets

	Nationwide Small Company Growth Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment loss	$(1,559,747)	$(1,154,096)
Net realized gains	7,733,400	7,223,538
Net change in unrealized appreciation/depreciation	53,682,646	1,562,329

Change in net assets resulting from operations	59,856,299	7,631,771

Distributions to Shareholders From:
Net realized gains:
Class A	(355,887)	(87,174)
Institutional Service Class	(5,743,581)	(4,313,486)

Change in net assets from shareholder distributions	(6,099,468)	(4,400,660)

Change in net assets from capital transactions	9,947,392	(18,868,512)

Change in net assets	63,704,223	(15,637,401)

Net Assets:
Beginning of year	178,171,888	193,809,289

End of year	$241,876,111	$178,171,888

Accumulated net investment loss at end of year	$(1,550,180)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$15,774,704	$7,767,695
Dividends reinvested	353,164	85,538
Cost of shares redeemed	(6,922,348)	(2,882,706)

Total Class A Shares	9,205,520	4,970,527

Institutional Service Class Shares
Proceeds from shares issued	30,630,124	17,564,654
Dividends reinvested	5,743,581	4,313,486
Cost of shares redeemed	(35,631,833)	(45,717,179)

Total Institutional Service Class Shares	741,872	(23,839,039)

Change in net assets from capital transactions	$9,947,392	$(18,868,512)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,015,564	600,419
Reinvested	25,101	6,555
Redeemed	(445,568)	(234,511)

Total Class A Shares	595,097	372,463

Institutional Service Class Shares
Issued	1,908,312	1,362,721
Reinvested	405,048	328,521
Redeemed	(2,321,639)	(3,488,082)

Total Institutional Service Class Shares	(8,279)	(1,796,840)

Total change in shares	586,818	(1,424,377)

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

135

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Company Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	$13.50	(0.14)	4.63	4.49	–	(0.47)	(0.47)	$17.52	34.07%	$21,321,775	1.31%	(0.92%	)	1.33%	15.58%
Year Ended October 31, 2016	$13.26	(0.11)	0.67	0.56	–	(0.32)	(0.32)	$13.50	4.31%	$8,394,865	1.33%	(0.87%	)	1.36%	14.34%
Year Ended October 31, 2015	$16.77	(0.09)	0.94	0.85	–	(4.36)	(4.36)	$13.26	7.89%	$3,308,794	1.34%	(0.72%	)	1.72%	25.26%
Year Ended October 31, 2014	$16.00	(0.12)	0.95	0.83	(0.02)	(0.04)	(0.06)	$16.77	5.22%	$1,508,497	1.26%	(0.71%	)	1.56%	10.89%
Year Ended October 31, 2013	$11.26	(0.11)	5.03	4.92	(0.03)	(0.15)	(0.18)	$16.00	44.46%	$730,412	1.20%	(0.81%	)	2.46%	4.05%

Institutional Service Class Shares
Year Ended October 31, 2017	$13.60	(0.12)	4.66	4.54	–	(0.47)	(0.47)	$17.67	34.19%	$220,554,336	1.19%	(0.74%	)	1.20%	15.58%
Year Ended October 31, 2016	$13.34	(0.08)	0.66	0.58	–	(0.32)	(0.32)	$13.60	4.43%	$169,777,023	1.19%	(0.64%	)	1.22%	14.34%
Year Ended October 31, 2015	$16.82	(0.09)	0.97	0.88	–	(4.36)	(4.36)	$13.34	8.10%	$190,500,495	1.19%	(0.69%	)	1.33%	25.26%
Year Ended October 31, 2014	$15.99	(0.07)	0.94	0.87	–	(0.04)	(0.04)	$16.82	5.47%	$25,251,843	0.97%	(0.41%	)	1.26%	10.89%
Year Ended October 31, 2013	$11.27	(0.06)	5.01	4.95	(0.08)	(0.15)	(0.23)	$15.99	44.70%	$58,974,203	0.94%	(0.44%	)	2.12%	4.05%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

The accompanying notes are an integral part of these financial statements.

136

Fund Commentary	Nationwide U.S. Small Cap Value Fund

For the annual period ended October 31, 2017, the Nationwide U.S. Small Cap Value Fund (Institutional Service Class) returned 22.83% versus 24.83% for its benchmark, the Russell 2000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 267 funds as of October 31, 2017) was 23.17% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The U.S. market had positive performance for the one-year period, outperforming developed ex-U.S. markets but trailing emerging markets. The Russell 3000® Index returned 24.0%, as compared to 23.2% for the MSCI World ex USA IMI (net dividends) and 25.7% for the MSCI Emerging Markets IMI (net dividends).

Small caps (Russell 2000® Index) outperformed large caps (Russell 1000® Index) by 4.2% for the one-year period. Along the relative price dimension, large-cap value stocks (Russell 1000® Value Index) underperformed large-cap growth stocks (Russell 1000® Growth Index) by 11.9%, and small-cap value stocks (Russell 2000 Value Index) underperformed small-cap growth stocks (Russell 2000® Growth Index) by 6.2%. Profitability premiums were mixed in the U.S. market for the period. High-profitability stocks outperformed among large caps and underperformed among small caps.

The Fund seeks to capture equity, size, value and profitability premiums in the small- and mid-cap value area of the market.

The Fund’s inclusion of mid-cap stocks, which are not included in the benchmark, detracted from relative performance, as mid-cap stocks generally underperformed small-cap stocks for the period. Additionally, with lower relative price (value) stocks generally underperforming higher relative price (growth) stocks for the period, the Fund’s emphasis on value stocks also detracted from relative performance.

At the sector level, the Fund generally excludes Real Estate Investment Trusts (REITs) and certain

Utilities, as research suggests they are not expected to deliver the same return premiums as small- and mid-cap value stocks. The REIT exclusion contributed positively to the Fund’s relative performance, as REITs underperformed the overall benchmark.

The Fund’s greater emphasis on lower relative price stocks led to a greater allocation to the Energy sector. This allocation difference detracted from the Fund’s relative performance, as Energy was among the worst-performing sectors in the benchmark for the period.

Subadviser:

Dimensional Fund Advisors LP

Portfolio Managers:

Joseph H. Chi, CFA; Jed S. Fogdall; and Joel Schneider

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to risks associated with using a targeted strategy for stock selection. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

137

Fund Overview	Nationwide U.S. Small Cap Value Fund

Asset Allocation†

Common Stocks	102.2%
Repurchase Agreement	3.4%
Short-Term Investment	0.1%
Rights††	0.0%
Liabilities in excess of other assets†††	(5.7)%
100.0%

Top Industries††††

Banks	14.4%
Insurance	6.7%
Electronic Equipment, Instruments & Components	5.5%
Oil, Gas & Consumable Fuels	5.0%
Machinery	4.1%
Household Durables	3.3%
Specialty Retail	3.2%
Energy Equipment & Services	3.1%
Thrifts & Mortgage Finance	3.0%
Construction & Engineering	2.9%
Other Industries*	48.8%
100.0%

Top Holdings††††

Arrow Electronics, Inc.	0.7%
Owens Corning	0.7%
Toll Brothers, Inc.	0.6%
AECOM	0.6%
Jacobs Engineering Group, Inc.	0.6%
Air Lease Corp.	0.5%
JetBlue Airways Corp.	0.5%
Kohl’s Corp.	0.5%
HollyFrontier Corp.	0.5%
People’s United Financial, Inc.	0.5%
Other Holdings*	94.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

138

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	Inception
Class A	w/o SC1	22.67%	13.22%	8.13%	[2]
	w/SC3	15.61%	11.89%	7.48%	[2]
Class C	w/o SC1	21.80%	12.41%	7.39%	[2]
	w/SC4	20.80%	N/A	N/A
Class R6[5,6]		23.11%	13.61%	8.51%	[2]
Institutional Service Class[5]		22.83%	13.32%	8.24%	[2]
Russell 2000® Value Index		24.83%	13.58%	8.00%
CPI		2.04%	1.29%	1.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 21, 2007.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	1.36%
Class C	2.12%
Class R6[1]	1.01%
Institutional Service Class	1.26%

^	Current effective prospectus dated May 24, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

139

Fund Performance (cont.)	Nationwide U.S. Small Cap Value Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide U.S. Small Cap Value Fund from inception through 10/31/17 versus the Russell 2000® Value Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

140

Shareholder Expense Example	Nationwide U.S. Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide U.S. Small Cap Value Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,053.20	6.88	1.33
	Hypothetical	(a)(b)	1,000.00	1,018.50	6.77	1.33
Class C Shares	Actual	(a)	1,000.00	1,049.50	10.80	2.09
	Hypothetical	(a)(b)	1,000.00	1,014.67	10.61	2.09
Class R6 Shares(c)	Actual	(a)	1,000.00	1,054.70	5.08	0.98
	Hypothetical	(a)(b)	1,000.00	1,020.27	4.99	0.98
Institutional Service Class Shares	Actual	(a)	1,000.00	1,053.50	6.21	1.20
	Hypothetical	(a)(b)	1,000.00	1,019.16	6.11	1.20

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

141

Statement of Investments

October 31, 2017

Nationwide U.S. Small Cap Value Fund

Common Stocks 102.2%

	Shares	Value

Aerospace & Defense 2.0%
AAR Corp.	6,274	$243,996
Aerovironment, Inc.*	2,369	121,198
Arotech Corp.* (a)	6,700	26,800
Astronics Corp.*	1,102	37,909
CPI Aerostructures, Inc.*	1,172	10,958
Cubic Corp.	3,316	180,888
Curtiss-Wright Corp.	2,929	346,354
Ducommun, Inc.*	2,970	97,921
Engility Holdings, Inc.*	6,445	217,003
Esterline Technologies Corp.*	3,827	362,991
KeyW Holding Corp. (The)* (a)	3,691	27,867
KLX, Inc.*	9,238	506,797
Maxar Technologies Ltd.	3,303	209,080
Mercury Systems, Inc.*	4,112	207,533
Moog, Inc., Class A*	4,574	401,414
National Presto Industries, Inc.	640	74,816
Orbital ATK, Inc.	185	24,592
SIFCO Industries, Inc.*	425	3,102
Teledyne Technologies, Inc.*	1,637	278,224
Triumph Group, Inc.	7,659	237,812
Vectrus, Inc.*	1,758	53,637

		3,670,892

Air Freight & Logistics 1.0%
Air Transport Services Group, Inc.*	15,717	380,351
Atlas Air Worldwide Holdings, Inc.*	4,978	305,400
Echo Global Logistics, Inc.*	3,201	76,984
Forward Air Corp.	865	49,686
Hub Group, Inc., Class A*	6,099	264,087
Park-Ohio Holdings Corp.	1,819	85,766
Radiant Logistics, Inc.*	5,361	26,162
XPO Logistics, Inc.*	9,141	633,928

		1,822,364

Airlines 1.0%
Copa Holdings SA, Class A	2,058	253,525
JetBlue Airways Corp.*	51,427	984,827
SkyWest, Inc.	7,710	363,141
Spirit Airlines, Inc.*	8,102	300,503

		1,901,996

Auto Components 1.4%
Adient plc	3,864	325,967
American Axle & Manufacturing Holdings, Inc.*	19,538	347,581
Cooper Tire & Rubber Co.	8,427	276,405
Cooper-Standard Holdings, Inc.*	2,266	252,614
Dana, Inc.	8,119	247,548
Gentex Corp.	14,493	281,309
Gentherm, Inc.*	410	13,735
Goodyear Tire & Rubber Co. (The)	796	24,350
Modine Manufacturing Co.*	11,474	241,528
Motorcar Parts of America, Inc.*	3,290	95,114
Shiloh Industries, Inc.*	3,700	34,336
Standard Motor Products, Inc.	4,269	186,427
Stoneridge, Inc.*	3,613	82,160
Strattec Security Corp.	442	20,398
Superior Industries International, Inc.	4,675	72,696
Tower International, Inc.	3,892	118,317

		2,620,485

Common Stocks (continued)

	Shares	Value

Automobiles 0.1%
Winnebago Industries, Inc.	2,948	$144,894

Banks 15.2%
1st Source Corp.	4,229	216,990
Allegiance Bancshares, Inc.*	1,127	44,178
American National Bankshares, Inc.	1,663	65,106
AmeriServ Financial, Inc.	1,800	7,380
Arrow Financial Corp.	793	27,993
Associated Banc-Corp.	27,106	685,782
Atlantic Capital Bancshares, Inc.*	1,138	18,720
Banc of California, Inc. (a)	6,828	143,729
BancFirst Corp.	3,244	177,285
Bancorp, Inc. (The)*	11,406	95,924
BancorpSouth, Inc.	3,505	110,758
Bank of Commerce Holdings	1,636	19,632
Bank of Marin Bancorp	654	44,308
BankUnited, Inc.	808	28,159
Banner Corp.	5,616	321,909
Bar Harbor Bankshares	636	19,226
BCB Bancorp, Inc.	754	10,594
Berkshire Hills Bancorp, Inc.	6,787	259,942
Blue Hills Bancorp, Inc.	4,810	104,377
Boston Private Financial Holdings, Inc.	10,941	173,962
Bridge Bancorp, Inc.	1,610	57,155
Brookline Bancorp, Inc.	14,801	227,935
Bryn Mawr Bank Corp.	2,696	118,220
C&F Financial Corp.	391	22,678
Camden National Corp.	2,176	93,938
Capital Bank Financial Corp., Class A	3,632	147,459
Capital City Bank Group, Inc.	2,801	69,073
Central Pacific Financial Corp.	4,036	125,600
Central Valley Community Bancorp	600	12,120
Century Bancorp, Inc., Class A	429	36,444
Chemical Financial Corp.	9,486	499,817
CIT Group, Inc.	18,679	870,815
Citizens & Northern Corp.	1,281	31,295
CNB Financial Corp.	1,639	47,121
Columbia Banking System, Inc.	8,517	370,575
Community Bank System, Inc.	2,986	165,096
Community Bankers Trust Corp.*	300	2,595
Community Trust Bancorp, Inc.	2,253	108,820
ConnectOne Bancorp, Inc.	5,101	136,962
Customers Bancorp, Inc.*	5,561	152,038
Enterprise Bancorp, Inc.	346	12,491
Equity Bancshares, Inc., Class A*	372	12,681
Farmers Capital Bank Corp.	738	30,701
Farmers National Banc Corp.	3,278	47,531
FCB Financial Holdings, Inc., Class A*	4,285	200,109
Fidelity Southern Corp.	4,129	90,549
Financial Institutions, Inc.	2,301	75,473
First Bancorp*	40,182	319,539
First Bancorp, Inc.	1,541	48,095
First Bank	980	12,642
First Busey Corp.	2,676	83,277
First Business Financial Services, Inc.	1,233	27,410
First Citizens BancShares, Inc., Class A	1,250	506,250
First Commonwealth Financial Corp.	19,367	281,984
First Community Bancshares, Inc.	4,338	129,576
First Connecticut Bancorp, Inc.	1,910	50,424
First Financial Bancorp	7,651	208,872
First Financial Corp.	1,964	93,290

142

Statement of Investments (Continued)

October 31, 2017

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
First Financial Northwest, Inc.	1,754	$29,169
First Foundation, Inc.*	3,993	73,910
First Internet Bancorp	800	30,160
First Interstate BancSystem, Inc., Class A	4,105	161,326
First Merchants Corp.	6,505	279,715
First Midwest Bancorp, Inc.	14,047	324,345
First Northwest Bancorp*	900	15,228
First of Long Island Corp. (The)	390	12,304
First South Bancorp, Inc. (a)	1,350	25,177
Flushing Financial Corp.	3,454	103,551
FNB Corp.	43,767	590,417
Franklin Financial Network, Inc.*	985	33,785
Fulton Financial Corp.	24,548	446,774
German American Bancorp, Inc.	1,080	38,858
Great Southern Bancorp, Inc.	1,802	96,857
Great Western Bancorp, Inc.	9,702	393,804
Green Bancorp, Inc.*	5,710	126,477
Guaranty Bancorp	1,040	29,588
Hancock Holding Co.	11,291	550,436
Hanmi Financial Corp.	5,805	178,504
Heartland Financial USA, Inc.	2,678	131,892
Heritage Commerce Corp.	6,947	106,845
Heritage Financial Corp.	6,356	193,858
Hilltop Holdings, Inc.	13,855	326,424
Home BancShares, Inc.	4,435	99,699
HomeTrust Bancshares, Inc.*	3,132	82,215
Hope Bancorp, Inc.	21,007	387,579
Horizon Bancorp	2,341	64,424
IBERIABANK Corp.	7,254	534,983
Independent Bank Corp.	5,806	276,112
Independent Bank Group, Inc.	2,969	186,750
International Bancshares Corp.	12,468	506,201
Investors Bancorp, Inc.	45,609	627,124
Lakeland Bancorp, Inc.	5,074	104,271
LCNB Corp.	700	14,280
LegacyTexas Financial Group, Inc.	5,940	236,947
Macatawa Bank Corp.	3,062	30,742
MainSource Financial Group, Inc.	4,206	158,524
MB Financial, Inc.	10,214	469,231
MBT Financial Corp.	2,346	24,750
Mercantile Bank Corp.	1,874	67,651
MidSouth Bancorp, Inc.	770	10,087
MidWestOne Financial Group, Inc.	866	30,492
National Bank Holdings Corp., Class A	5,023	164,855
National Commerce Corp.*	342	13,937
NBT Bancorp, Inc.	5,830	222,356
Northrim BanCorp, Inc.	746	24,245
OFG Bancorp (a)	10,783	95,969
Ohio Valley Banc Corp. (a)	475	16,910
Old Line Bancshares, Inc.	1,614	48,662
Old National Bancorp	22,732	413,722
Old Second Bancorp, Inc.	1,500	20,550
Opus Bank*	5,252	136,027
Pacific Continental Corp.	2,558	71,624
Pacific Premier Bancorp, Inc.*	2,490	100,596
PacWest Bancorp	17,406	841,058
Park Sterling Corp.	8,767	110,201
Peapack Gladstone Financial Corp.	2,910	100,948
Penns Woods Bancorp, Inc.	343	16,608
Peoples Bancorp of North Carolina, Inc. (a)	645	21,988

Common Stocks (continued)

	Shares	Value

Banks (continued)
Peoples Bancorp, Inc.	3,205	$106,150
People’s United Financial, Inc.	48,771	910,067
People’s Utah Bancorp	898	27,928
Pinnacle Financial Partners, Inc.	10,202	675,372
Popular, Inc.	14,022	514,327
Premier Financial Bancorp, Inc.	1,163	24,074
Prosperity Bancshares, Inc.	9,596	631,225
QCR Holdings, Inc.	865	41,304
Renasant Corp.	6,723	278,332
Republic Bancorp, Inc., Class A	3,317	130,424
S&T Bancorp, Inc.	5,402	220,888
Sandy Spring Bancorp, Inc.	3,241	130,969
Seacoast Banking Corp. of Florida*	2,593	64,280
Shore Bancshares, Inc.	1,088	17,908
Sierra Bancorp	3,169	83,852
Simmons First National Corp., Class A	4,714	271,998
South State Corp.	2,895	260,695
Southern National Bancorp of Virginia, Inc.	707	11,545
Southside Bancshares, Inc.	2,701	95,642
State Bank Financial Corp.	4,358	125,990
Sterling Bancorp	15,158	379,708
Sun Bancorp, Inc.	2,384	60,434
TCF Financial Corp.	23,264	423,870
Towne Bank	4,600	154,100
TriCo Bancshares	2,948	122,106
TriState Capital Holdings, Inc.*	3,525	79,841
Triumph Bancorp, Inc.*	1,505	46,655
Trustmark Corp.	11,872	391,064
Umpqua Holdings Corp.	32,432	663,559
Union Bankshares Corp.	8,309	286,744
United Bankshares, Inc.	11,708	420,903
United Community Banks, Inc.	8,525	233,756
United Security Bancshares	303	2,848
Univest Corp. of Pennsylvania	2,714	79,520
Valley National Bancorp	35,343	406,445
Veritex Holdings, Inc.*	752	19,823
WashingtonFirst Bankshares, Inc.	433	15,129
WesBanco, Inc.	6,922	279,649
Wintrust Financial Corp.	3,557	289,149

		27,712,599

Beverages 0.0%†
Craft Brew Alliance, Inc.*	4,854	88,586

Biotechnology 0.7%
Achillion Pharmaceuticals, Inc.*	24,703	99,306
Acorda Therapeutics, Inc.*	8,083	214,806
Adverum Biotechnologies, Inc.*	2,958	9,614
AMAG Pharmaceuticals, Inc.*	887	13,926
Applied Genetic Technologies Corp.*	1,200	4,080
Aptevo Therapeutics, Inc.*	4,392	12,539
Cascadian Therapeutics, Inc.*	2,956	13,568
Celldex Therapeutics, Inc.*	3,225	7,869
Chimerix, Inc.*	11,049	54,361
Emergent BioSolutions, Inc.*	7,223	296,071
Esperion Therapeutics, Inc.*	1,580	72,269
Myriad Genetics, Inc.*	3,822	131,018
PDL BioPharma, Inc.*	12,901	38,187
United Therapeutics Corp.*	1,585	187,965

143

Statement of Investments (Continued)

October 31, 2017

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Verastem, Inc.*	5,300	$20,246
Zafgen, Inc.*	5,449	19,398

		1,195,223

Building Products 1.5%
Alpha Pro Tech Ltd.*	4,000	16,600
Armstrong Flooring, Inc.*	5,118	75,746
CSW Industrials, Inc.*	1,555	76,273
Gibraltar Industries, Inc.*	5,286	175,759
Griffon Corp.	8,229	185,564
Insteel Industries, Inc.	3,303	84,392
Owens Corning	15,219	1,258,459
Quanex Building Products Corp.	7,527	165,218
Simpson Manufacturing Co., Inc.	6,078	338,788
Universal Forest Products, Inc.	2,814	317,700

		2,694,499

Capital Markets 0.9%
Actua Corp.*	10,205	157,667
Associated Capital Group, Inc., Class A	402	14,914
Cowen, Inc.*	7,098	106,470
GAIN Capital Holdings, Inc.	5,725	42,250
INTL. FCStone, Inc.*	1,985	82,397
Investment Technology Group, Inc.	5,660	132,840
Legg Mason, Inc.	12,809	489,048
Oppenheimer Holdings, Inc., Class A	2,162	47,024
Piper Jaffray Cos.	700	51,170
Stifel Financial Corp.	9,357	496,202
Virtus Investment Partners, Inc.	534	62,158

		1,682,140

Chemicals 2.5%
AgroFresh Solutions, Inc.*	3,582	21,134
American Vanguard Corp.	5,335	120,038
Ashland Global Holdings, Inc.	8,815	599,244
Cabot Corp.	3,774	230,063
Calgon Carbon Corp.	6,409	139,075
Core Molding Technologies, Inc.	1,940	45,027
FutureFuel Corp.	8,088	122,776
Hawkins, Inc.	1,432	54,559
HB Fuller Co.	6,707	381,427
Huntsman Corp.	4,919	157,506
Innophos Holdings, Inc.	2,371	116,013
Innospec, Inc.	3,301	204,167
Intrepid Potash, Inc.* (a)	16,455	66,149
Kraton Corp.*	4,678	229,362
Kronos Worldwide, Inc.	857	22,548
LSB Industries, Inc.* (a)	1,598	12,065
Minerals Technologies, Inc.	4,142	297,810
Mosaic Co. (The)	17,692	395,239
Olin Corp.	11,641	425,246
Platform Specialty Products Corp.*	43,467	465,097
Stepan Co.	1,399	111,724
Trecora Resources*	3,453	41,954
Tredegar Corp.	3,224	62,384
Tronox Ltd., Class A	12,097	320,208

		4,640,815

Common Stocks (continued)

	Shares	Value

Commercial Services & Supplies 1.9%
ABM Industries, Inc.	10,983	$460,957
ACCO Brands Corp.*	15,314	199,848
Acme United Corp.	200	4,500
AMREP Corp.*	216	1,501
ARC Document Solutions, Inc.*	6,278	27,749
Brady Corp., Class A	2,468	93,907
CECO Environmental Corp.	8,373	73,431
Civeo Corp.*	20,462	42,766
Clean Harbors, Inc.*	3,506	187,606
Ennis, Inc.	3,361	67,724
Essendant, Inc.	6,917	66,957
Fuel Tech, Inc.*	2,542	2,316
Heritage-Crystal Clean, Inc.*	1,100	21,505
InnerWorkings, Inc.*	9,233	100,455
Intersections, Inc.*	2,144	5,296
LSC Communications, Inc.	1,400	22,652
Matthews International Corp., Class A	3,629	228,083
McGrath RentCorp	3,946	176,386
Mobile Mini, Inc.	7,475	247,422
Quad/Graphics, Inc.	1,704	38,834
SP Plus Corp.*	3,641	141,089
Steelcase, Inc., Class A	9,264	134,791
Team, Inc.*	2,594	31,906
Tetra Tech, Inc.	9,298	457,926
UniFirst Corp.	1,309	206,168
Viad Corp.	5,003	290,424
Virco Manufacturing Corp.*	1,500	8,475
VSE Corp.	2,192	107,627

		3,448,301

Communications Equipment 1.6%
ADTRAN, Inc.	13,598	286,918
ARRIS International plc*	21,689	618,136
Aviat Networks, Inc.*	639	10,607
Black Box Corp.	3,500	10,850
Brocade Communications Systems, Inc.	11,100	129,315
Calix, Inc.*	3,297	18,133
Clearfield, Inc.* (a)	800	10,960
Communications Systems, Inc.	2,369	10,258
Comtech Telecommunications Corp.	5,010	107,765
Digi International, Inc.*	6,264	65,146
EchoStar Corp., Class A*	7,774	434,955
EMCORE Corp.*	3,875	31,969
Finisar Corp.*	11,007	259,105
Harmonic, Inc.*	25,726	95,186
Infinera Corp.*	3,824	32,007
KVH Industries, Inc.*	4,021	46,443
NETGEAR, Inc.*	4,606	214,870
NetScout Systems, Inc.*	11,237	319,131
Network-1 Technologies, Inc.	3,171	13,318
Optical Cable Corp.*	300	735
PC-Tel, Inc.	1,200	7,980
RELM Wireless Corp.	2,881	10,228
Sonus Networks, Inc.*	8,918	69,560
TESSCO Technologies, Inc.	1,910	30,560

		2,834,135

Construction & Engineering 3.1%
AECOM*	32,012	1,122,341
Aegion Corp.*	5,747	133,848

144

Statement of Investments (Continued)

October 31, 2017

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Construction & Engineering (continued)
Ameresco, Inc., Class A*	4,900	$37,730
EMCOR Group, Inc.	3,699	297,806
Fluor Corp.	5,571	240,054
Goldfield Corp. (The)*	6,069	34,897
Granite Construction, Inc.	5,233	333,290
Great Lakes Dredge & Dock Corp.*	18,191	92,774
IES Holdings, Inc.*	1,273	23,805
Jacobs Engineering Group, Inc.	18,638	1,084,918
KBR, Inc.	9,350	183,541
MasTec, Inc.*	6,468	281,681
MYR Group, Inc.*	2,963	94,490
Northwest Pipe Co.*	2,416	44,068
NV5 Global, Inc.*	1,700	98,770
Orion Group Holdings, Inc.*	7,050	50,760
Primoris Services Corp.	5,844	165,210
Quanta Services, Inc.*	23,027	868,809
Sterling Construction Co., Inc.*	6,611	118,006
Tutor Perini Corp.*	9,346	263,557

		5,570,355

Construction Materials 0.0%†
United States Lime & Minerals, Inc.	750	68,138

Consumer Finance 1.6%
Asta Funding, Inc.*	267	1,909
Atlanticus Holdings Corp.*	1,995	4,529
Consumer Portfolio Services, Inc.*	1,523	6,625
Encore Capital Group, Inc.*	2,812	130,617
Enova International, Inc.*	5,456	81,022
EZCORP, Inc., Class A*	11,789	120,837
FirstCash, Inc.	3,655	233,372
Green Dot Corp., Class A*	3,666	207,569
Navient Corp.	40,746	507,695
Nelnet, Inc., Class A	4,820	282,163
OneMain Holdings, Inc.*	12,317	391,311
PRA Group, Inc.*	2,087	58,227
Regional Management Corp.*	2,948	72,786
Santander Consumer USA Holdings, Inc.*	38,171	635,165
World Acceptance Corp.*	1,131	98,963

		2,832,790

Containers & Packaging 0.2%
Greif, Inc., Class A	4,541	252,162
Sonoco Products Co.	473	24,497
UFP Technologies, Inc.*	423	13,049

		289,708

Distributors 0.1%
Core-Mark Holding Co., Inc.	3,305	112,568
VOXX International Corp.*	5,943	39,818
Weyco Group, Inc.	2,056	55,903

		208,289

Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.	11,225	414,764
American Public Education, Inc.*	4,019	80,380
Ascent Capital Group, Inc., Class A*	2,873	32,321
Career Education Corp.*	2,859	30,534
Carriage Services, Inc.	4,213	109,117
Graham Holdings Co., Class B	758	421,789

Common Stocks (continued)

	Shares	Value

Diversified Consumer Services (continued)
Houghton Mifflin Harcourt Co.*	2,389	$23,651
K12, Inc.*	8,700	141,114
Liberty Tax, Inc.	1,516	19,784
Regis Corp.*	8,534	127,412

		1,400,866

Diversified Financial Services 0.2%
FNFV Group*	9,905	170,861
Marlin Business Services Corp.	1,601	35,062
NewStar Financial, Inc.	8,788	107,917
On Deck Capital, Inc.*	6,287	30,995

		344,835

Diversified Telecommunication Services 0.4%
ATN International, Inc.	2,354	127,799
Frontier Communications Corp. (a)	10,982	132,992
Hawaiian Telcom Holdco, Inc.*	1,672	50,411
IDT Corp., Class B	1,571	20,706
Iridium Communications, Inc.* (a)	7,904	94,848
Lumos Networks Corp.*	4,890	87,824
ORBCOMM, Inc.*	12,081	136,636
Windstream Holdings, Inc. (a)	13,831	26,002

		677,218

Electrical Equipment 0.8%
AZZ, Inc.	4,949	236,562
Babcock & Wilcox Enterprises, Inc.* (a)	10,462	45,824
Broadwind Energy, Inc.*	2,432	6,700
Encore Wire Corp.	3,606	162,811
EnerSys	2,536	175,922
FuelCell Energy, Inc.* (a)	4,647	10,177
General Cable Corp.	1,417	29,686
LSI Industries, Inc.	4,939	34,326
Powell Industries, Inc.	2,855	82,738
Preformed Line Products Co.	532	37,831
Regal Beloit Corp.	5,887	477,730
Thermon Group Holdings, Inc.*	8,124	174,747
Ultralife Corp.*	3,374	25,305

		1,500,359

Electronic Equipment, Instruments & Components 5.8%
Anixter International, Inc.*	3,714	255,152
Arrow Electronics, Inc.*	17,090	1,428,553
Avnet, Inc.	20,075	798,985
AVX Corp.	20,825	392,343
Bel Fuse, Inc., Class B	2,729	88,283
Belden, Inc.	289	23,094
Benchmark Electronics, Inc.*	5,889	182,265
Control4 Corp.*	2,827	83,255
CTS Corp.	6,048	164,506
Daktronics, Inc.	8,464	86,925
Electro Scientific Industries, Inc.*	9,391	168,005
ePlus, Inc.*	1,594	152,386
Fabrinet*	5,205	193,522
FARO Technologies, Inc.*	2,995	155,141
Frequency Electronics, Inc.*	900	8,370
II-VI, Inc.*	7,821	353,509
Insight Enterprises, Inc.*	6,113	275,391
Jabil, Inc.	25,040	708,131
KEMET Corp.*	6,837	175,643

145

Statement of Investments (Continued)

October 31, 2017

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Key Tronic Corp.*	2,680	$20,180
Kimball Electronics, Inc.*	6,443	141,746
Knowles Corp.*	14,892	246,611
Methode Electronics, Inc.	3,284	154,020
MTS Systems Corp.	612	31,855
Novanta, Inc.*	3,651	172,692
OSI Systems, Inc.*	2,417	213,614
PAR Technology Corp.*	1,700	18,598
Park Electrochemical Corp.	3,435	64,853
PC Connection, Inc.	3,343	90,261
PCM, Inc.*	3,273	45,986
Plexus Corp.*	5,296	325,333
Radisys Corp.*	5,568	7,350
RF Industries Ltd.	443	1,085
Richardson Electronics Ltd.	2,700	17,874
Rogers Corp.*	2,420	368,034
Sanmina Corp.*	12,441	407,132
ScanSource, Inc.*	4,982	213,977
SMTC Corp.*	2,189	3,174
SYNNEX Corp.	5,184	699,218
Systemax, Inc.	3,470	99,068
Tech Data Corp.*	6,343	588,440
TTM Technologies, Inc.*	16,634	262,485
VeriFone Systems, Inc.*	5,674	108,260
Vishay Intertechnology, Inc.	25,427	565,751
Vishay Precision Group, Inc.*	2,246	55,139
Wayside Technology Group, Inc.	200	2,770
Wireless Telecom Group, Inc.*	5,122	8,707

		10,627,672

Energy Equipment & Services 3.3%
Archrock, Inc.	13,169	158,028
Bristow Group, Inc. (a)	8,504	80,278
CARBO Ceramics, Inc.* (a)	883	7,311
Dawson Geophysical Co.*	5,561	24,580
Diamond Offshore Drilling, Inc.* (a)	10,434	174,561
Dril-Quip, Inc.*	7,001	294,742
ENGlobal Corp.*	1,900	2,394
Ensco plc, Class A (a)	75,523	407,069
Era Group, Inc.*	5,757	61,945
Exterran Corp.*	6,651	214,628
Forum Energy Technologies, Inc.*	16,199	233,266
Frank’s International NV (a)	3,139	20,749
Geospace Technologies Corp.*	1,817	27,291
Gulf Island Fabrication, Inc. (a)	3,273	43,040
Helix Energy Solutions Group, Inc.*	28,717	195,850
Helmerich & Payne, Inc.	8,618	468,044
Hornbeck Offshore Services, Inc.*	6,751	25,181
Independence Contract Drilling, Inc.*	8,702	28,194
Matrix Service Co.*	6,373	89,859
McDermott International, Inc.*	47,440	314,053
Mitcham Industries, Inc.*	4,242	13,829
Nabors Industries Ltd.	11,933	67,183
Natural Gas Services Group, Inc.*	3,260	90,628
Newpark Resources, Inc.*	20,825	182,219
Noble Corp. plc*	45,586	189,638
Nordic American Offshore Ltd.	17	22
Oceaneering International, Inc.	16,069	324,915
Oil States International, Inc.*	9,308	214,549
Parker Drilling Co.*	32,999	34,649

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
Patterson-UTI Energy, Inc.	16,167	$319,783
PHI, Inc. (Non-Voting)*	2,915	34,076
Pioneer Energy Services Corp.*	17,077	32,446
RigNet, Inc.*	1,237	21,586
Rowan Cos. plc, Class A*	22,051	315,991
SEACOR Holdings, Inc.*	3,669	173,177
SEACOR Marine Holdings, Inc.*	4,319	61,114
Superior Energy Services, Inc.*	24,796	218,701
Tesco Corp.*	12,165	46,835
Transocean Ltd.*	48,820	512,610
Unit Corp.*	11,223	210,095
Willbros Group, Inc.*	12,791	39,140

		5,974,249

Equity Real Estate Investment Trusts (REITs) 0.1%
Alexander & Baldwin, Inc.	6,012	271,983

Food & Staples Retailing 0.6%
Andersons, Inc. (The)	5,478	205,151
Chefs’ Warehouse, Inc. (The)*	3,804	75,890
Ingles Markets, Inc., Class A	3,941	91,825
Natural Grocers by Vitamin Cottage, Inc.* (a)	2,619	12,859
Smart & Final Stores, Inc.*	1,772	10,632
SpartanNash Co.	7,169	175,999
United Natural Foods, Inc.*	8,582	332,724
Village Super Market, Inc., Class A	2,253	54,050
Weis Markets, Inc.	3,215	124,839

		1,083,969

Food Products 2.0%
Alico, Inc.	847	27,866
Darling Ingredients, Inc.*	25,857	471,890
Dean Foods Co.	16,013	156,127
Farmer Brothers Co.*	1,150	39,043
Flowers Foods, Inc.	3,426	65,197
Fresh Del Monte Produce, Inc.	9,006	400,857
Hostess Brands, Inc.*	5,438	62,700
John B Sanfilippo & Son, Inc.	684	40,253
Landec Corp.*	4,091	54,206
Limoneira Co.	932	21,762
Omega Protein Corp.	4,761	104,266
Post Holdings, Inc.*	9,033	749,107
Sanderson Farms, Inc.	3,553	531,422
Sanderson Farms, Inc.* (b)(c)	200	0
Seaboard Corp.	115	506,014
Seneca Foods Corp., Class A*	1,991	71,676
TreeHouse Foods, Inc.*	4,268	283,310

		3,585,696

Health Care Equipment & Supplies 1.4%
AngioDynamics, Inc.*	7,567	128,412
Anika Therapeutics, Inc.*	1,533	83,748
CONMED Corp.	3,554	185,590
CryoLife, Inc.*	5,808	112,966
Exactech, Inc.*	2,345	98,138
Haemonetics Corp.*	5,030	239,227
Halyard Health, Inc.*	8,379	353,175
Integer Holdings Corp.*	5,366	260,788
Invacare Corp. (a)	9,901	153,465

146

Statement of Investments (Continued)

October 31, 2017

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
Kewaunee Scientific Corp.	92	$2,622
LivaNova plc*	3,379	249,708
Merit Medical Systems, Inc.*	8,866	337,351
Natus Medical, Inc.*	1,100	46,640
Nuvectra Corp.*	1,248	17,484
OraSure Technologies, Inc.*	6,230	123,042
Orthofix International NV*	1,791	96,230
RTI Surgical, Inc.*	9,045	40,703
SeaSpine Holdings Corp.*	1,230	12,325
WTS Photo Medex, Inc.* (b)(d)	60	0

		2,541,614

Health Care Providers & Services 2.2%
Acadia Healthcare Co., Inc.* (a)	10,555	331,005
Aceto Corp.	2,798	28,176
Addus HomeCare Corp.*	3,524	126,864
Almost Family, Inc.*	2,692	119,121
Brookdale Senior Living, Inc.*	26,649	267,289
Community Health Systems, Inc.* (a)	9,535	56,256
Cross Country Healthcare, Inc.*	1,868	25,498
Digirad Corp.	4,028	8,056
Diplomat Pharmacy, Inc.*	3,700	77,885
Ensign Group, Inc. (The)	1,248	28,804
Envision Healthcare Corp.*	10,245	436,437
Five Star Senior Living, Inc.*	2,367	3,551
Kindred Healthcare, Inc.	15,870	96,014
LHC Group, Inc.*	3,924	262,162
LifePoint Health, Inc.*	6,684	321,835
Magellan Health, Inc.*	3,844	327,893
MedCath Corp.* (b)(c)	2,115	0
MEDNAX, Inc.*	1,867	81,756
National HealthCare Corp.	2,776	177,664
Owens & Minor, Inc.	8,102	199,066
PharMerica Corp.*	4,201	123,089
Providence Service Corp. (The)*	2,362	131,327
Quorum Health Corp.*	3,916	22,400
Select Medical Holdings Corp.*	21,872	418,849
Tivity Health, Inc.*	4,292	198,505
Triple-S Management Corp., Class B*	6,348	152,415

		4,021,917

Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc.*	29,290	394,829
Evolent Health, Inc., Class A* (a)	1,142	18,558
HealthStream, Inc.*	1,710	41,827
HMS Holdings Corp.*	6,872	132,217
Micron Solutions, Inc.*	200	724

		588,155

Hotels, Restaurants & Leisure 1.7%
Ark Restaurants Corp.	318	7,632
BBX Capital Corp.	4,655	37,659
Belmond Ltd., Class A*	18,789	247,075
Biglari Holdings, Inc.*	176	62,909
Carrols Restaurant Group, Inc.*	2,252	25,335
Chuy’s Holdings, Inc.*	1,169	26,302
Del Frisco’s Restaurant Group, Inc.*	5,584	77,618
Del Taco Restaurants, Inc.*	8,750	111,038
Dover Motorsports, Inc.	1,000	1,950
Drive Shack, Inc.	8,368	30,543

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
El Pollo Loco Holdings, Inc.*	1,836	$21,114
Eldorado Resorts, Inc.*	1,630	41,891
Fiesta Restaurant Group, Inc.*	2,333	38,611
ILG, Inc.	16,567	491,543
International Game Technology plc	26,190	615,465
J Alexander’s Holdings, Inc.*	2,426	25,473
La Quinta Holdings, Inc.*	6,752	118,970
Luby’s, Inc.*	3,390	8,170
Marcus Corp. (The)	2,900	78,735
Marriott Vacations Worldwide Corp.	3,664	482,256
Monarch Casino & Resort, Inc.*	870	38,811
Potbelly Corp.*	2,874	34,632
RCI Hospitality Holdings, Inc.	1,853	51,050
Red Lion Hotels Corp.*	1,000	8,800
Red Robin Gourmet Burgers, Inc.*	2,257	154,379
Ruby Tuesday, Inc.*	16,029	37,989
Speedway Motorsports, Inc.	6,911	137,874

		3,013,824

Household Durables 3.5%
AV Homes, Inc.*	5,292	88,112
Bassett Furniture Industries, Inc.	1,614	62,623
CalAtlantic Group, Inc.	17,734	874,996
Cavco Industries, Inc.*	1,375	215,737
Century Communities, Inc.*	4,918	140,409
CSS Industries, Inc.	1,000	29,980
Ethan Allen Interiors, Inc.	3,036	90,321
Flexsteel Industries, Inc.	1,648	82,845
Green Brick Partners, Inc.*	8,441	91,585
Hamilton Beach Brands Holding Co.* (d)	939	36,405
Hamilton Beach Brands Holding Co., Class A*	939	36,405
Helen of Troy Ltd.*	2,975	276,377
Hooker Furniture Corp.	2,384	113,002
KB Home	12,671	347,565
La-Z-Boy, Inc.	7,709	207,758
Libbey, Inc.	3,082	21,081
Lifetime Brands, Inc.	3,756	70,049
M/I Homes, Inc.*	5,099	170,307
MDC Holdings, Inc.	6,679	247,390
Meritage Homes Corp.*	7,800	379,860
NACCO Industries, Inc., Class A	939	39,062
New Home Co., Inc. (The)*	2,958	34,401
Orleans Homebuilders, Inc.* (b)(c)	1,500	0
PICO Holdings, Inc.*	6,104	115,366
Taylor Morrison Home Corp., Class A*	9,748	235,414
Toll Brothers, Inc.	25,145	1,157,676
TopBuild Corp.*	6,720	443,453
TRI Pointe Group, Inc.*	28,636	506,571
William Lyon Homes, Class A*	6,677	185,287
ZAGG, Inc.*	2,669	41,770

		6,341,807

Household Products 0.2%
Central Garden & Pet Co.* (a)	2,100	80,178
Central Garden & Pet Co., Class A*	6,139	226,590
Oil-Dri Corp. of America	461	19,367
Orchids Paper Products Co. (a)	943	11,580

		337,715

147

Statement of Investments (Continued)

October 31, 2017

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Independent Power and Renewable Electricity Producers 0.9%
Calpine Corp.*	50,573	$755,560
Dynegy, Inc.*	23,075	287,284
NRG Energy, Inc.	11,558	288,950
Ormat Technologies, Inc.	4,334	281,407

		1,613,201

Industrial Conglomerates 0.0%†
Raven Industries, Inc.	2,672	89,913

Insurance 7.1%
Ambac Financial Group, Inc.* (b)	7,823	127,358
American Equity Investment Life Holding Co.	13,915	410,632
American National Insurance Co.	3,487	424,473
AmTrust Financial Services, Inc.	3,538	44,437
Argo Group International Holdings Ltd.	4,207	264,831
Aspen Insurance Holdings Ltd.	10,896	467,438
Assurant, Inc.	8,703	875,957
Assured Guaranty Ltd.	19,458	721,892
Atlas Financial Holdings, Inc.*	2,387	47,143
Axis Capital Holdings Ltd.	12,629	686,891
Baldwin & Lyons, Inc., Class B	1,193	27,379
Blue Capital Reinsurance Holdings Ltd.	695	9,209
Citizens, Inc.* (a)	2,376	18,010
CNO Financial Group, Inc.	26,729	640,694
Donegal Group, Inc., Class A	4,202	72,022
EMC Insurance Group, Inc.	3,160	93,094
Employers Holdings, Inc.	5,526	263,590
Enstar Group Ltd.*	1,850	421,430
FBL Financial Group, Inc., Class A	2,516	194,613
Federated National Holding Co.	2,576	39,516
First Acceptance Corp.*	3,404	3,370
First American Financial Corp.	6,440	350,465
Genworth Financial, Inc., Class A*	26,992	89,344
Global Indemnity Ltd.*	2,452	102,910
Greenlight Capital Re Ltd., Class A*	5,532	121,981
Hallmark Financial Services, Inc.*	3,425	39,696
Hanover Insurance Group, Inc. (The)	5,936	583,984
HCI Group, Inc.	1,529	57,276
Heritage Insurance Holdings, Inc. (a)	4,846	77,730
Horace Mann Educators Corp.	5,225	228,855
Independence Holding Co.	2,090	56,744
Infinity Property & Casualty Corp.	190	17,927
Investors Title Co.	330	62,601
James River Group Holdings Ltd.	927	39,231
Kemper Corp.	9,092	582,797
Maiden Holdings Ltd.	15,509	127,949
MBIA, Inc.* (a)	19,615	142,209
National General Holdings Corp.	3,385	68,309
National Western Life Group, Inc., Class A	337	120,504
Navigators Group, Inc. (The)	4,410	255,780
Old Republic International Corp.	35,955	729,527
RenaissanceRe Holdings Ltd.	6,315	873,743
Safety Insurance Group, Inc.	1,899	156,098
Selective Insurance Group, Inc.	6,037	359,805
State Auto Financial Corp.	4,807	123,252
Stewart Information Services Corp.	4,698	178,242
Third Point Reinsurance Ltd.*	15,356	256,445
United Fire Group, Inc.	4,582	211,184
United Insurance Holdings Corp.	795	12,513

Common Stocks (continued)

	Shares	Value

Insurance (continued)
Validus Holdings Ltd.	12,025	$626,262
White Mountains Insurance Group Ltd.	369	328,096

		12,835,438

Internet & Direct Marketing Retail 0.3%
1-800-Flowers.com, Inc., Class A*	7,399	69,551
EVINE Live, Inc.*	4,800	5,520
FTD Cos., Inc.*	6,539	70,621
Liberty Expedia Holdings, Inc., Class A*	3,242	149,456
Liberty TripAdvisor Holdings, Inc., Class A*	9,163	98,960
Overstock.com, Inc.* (a)	2,971	136,369

		530,477

Internet Software & Services 0.5%
Bankrate, Inc.*	12,930	179,727
Blucora, Inc.*	8,815	191,285
BroadVision, Inc.*	530	2,200
Cars.com, Inc.* (a)	8,481	202,017
DHI Group, Inc.*	350	770
Liquidity Services, Inc.*	7,122	40,595
Marchex, Inc., Class B*	5,787	17,940
Meet Group, Inc. (The)*	13,286	45,040
QuinStreet, Inc.*	4,905	43,655
Qumu Corp.*	1,201	3,783
Reis, Inc.	561	10,238
TechTarget, Inc.*	2,129	26,527
XO Group, Inc.*	3,901	77,864

		841,641

IT Services 1.0%
Acxiom Corp.*	11,518	289,793
Blackhawk Network Holdings, Inc.*	4,397	149,278
CACI International, Inc., Class A*	2,742	394,162
Convergys Corp.	14,251	366,678
Edgewater Technology, Inc.*	400	2,604
ManTech International Corp., Class A	4,865	225,785
ModusLink Global Solutions, Inc.*	4,527	8,239
Perficient, Inc.*	5,577	108,473
PRGX Global, Inc.*	1,900	14,345
Sykes Enterprises, Inc.*	7,917	229,118
Virtusa Corp.*	2,675	102,078

		1,890,553

Leisure Products 0.3%
Callaway Golf Co.	16,732	241,443
Clarus Corp.*	3,100	22,630
Escalade, Inc.	1,700	20,995
JAKKS Pacific, Inc.*	744	2,046
Johnson Outdoors, Inc., Class A	1,510	113,567
Vista Outdoor, Inc.*	7,134	149,172

		549,853

Life Sciences Tools & Services 0.3%
Harvard Bioscience, Inc.*	8,872	29,721
INC Research Holdings, Inc., Class A*	4,360	249,174
Luminex Corp.	5,758	122,933
VWR Corp.*	5,738	189,928

		591,756

148

Statement of Investments (Continued)

October 31, 2017

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Machinery 4.3%
Actuant Corp., Class A	9,203	$234,676
AGCO Corp.	11,485	787,526
Alamo Group, Inc.	2,815	296,983
Albany International Corp., Class A	6,064	365,962
American Railcar Industries, Inc. (a)	3,321	132,176
Astec Industries, Inc.	4,281	222,398
Barnes Group, Inc.	7,052	459,015
Briggs & Stratton Corp.	8,260	208,152
Chart Industries, Inc.*	6,838	297,453
CIRCOR International, Inc.	1,686	74,100
Colfax Corp.*	19,255	803,126
Columbus McKinnon Corp.	3,789	149,893
Commercial Vehicle Group, Inc.*	5,556	45,115
DMC Global, Inc.	1,833	39,868
Eastern Co. (The)	399	11,531
ESCO Technologies, Inc.	3,963	229,656
Federal Signal Corp.	7,769	165,868
Franklin Electric Co., Inc.	3,081	140,186
FreightCar America, Inc.	2,266	42,420
Gencor Industries, Inc.*	1,501	27,168
Gorman-Rupp Co. (The)	1,279	40,902
Graham Corp.	1,887	36,362
Greenbrier Cos., Inc. (The) (a)	4,576	238,867
Hardinge, Inc.	3,600	59,544
Hurco Cos., Inc.	1,343	60,099
Hyster-Yale Materials Handling, Inc.	1,542	121,032
ITT, Inc.	4,491	209,460
Kadant, Inc.	916	104,058
Key Technology, Inc.*	300	5,046
LB Foster Co., Class A*	2,592	64,541
LS Starrett Co. (The), Class A	690	5,865
Lydall, Inc.*	2,032	117,450
Milacron Holdings Corp.*	1,873	33,620
Miller Industries, Inc.	3,399	96,022
NN, Inc.	6,648	196,448
Oshkosh Corp.	3,365	308,099
Perma-Pipe International Holdings, Inc.*	700	5,845
Rexnord Corp.*	3,718	94,883
Spartan Motors, Inc.	8,335	134,610
Standex International Corp.	200	20,710
Titan International, Inc.	10,236	99,699
Trinity Industries, Inc.	23,688	770,334
Twin Disc, Inc.*	800	17,080
Wabash National Corp.	7,650	172,125
Watts Water Technologies, Inc., Class A	1,608	108,379

		7,854,352

Marine 0.5%
Costamare, Inc.	16,158	100,341
Eagle Bulk Shipping, Inc.* (a)	1,949	9,160
Genco Shipping & Trading Ltd.*	891	10,701
Golden Ocean Group Ltd.* (a)	4,045	33,169
Kirby Corp.*	8,387	594,219
Matson, Inc.	5,577	151,862
Scorpio Bulkers, Inc.*	4,619	36,952

		936,404

Media 1.4%
AH Belo Corp., Class A	5,287	25,642
AMC Entertainment Holdings, Inc., Class A (a)	8,355	116,134

Common Stocks (continued)

	Shares	Value

Media (continued)
Ballantyne Strong, Inc.*	3,325	$21,169
Central European Media Enterprises Ltd., Class A* (a)	5,462	25,125
Entercom Communications Corp., Class A (a)	7,952	87,870
Entravision Communications Corp., Class A	4,904	25,501
Eros International plc* (a)	1,900	23,275
EW Scripps Co. (The), Class A*	12,578	218,103
Gannett Co., Inc.	13,657	118,816
Gray Television, Inc.*	12,789	199,125
Harte-Hanks, Inc.*	15,557	16,179
John Wiley & Sons, Inc., Class A	2,373	129,684
Meredith Corp.	5,590	296,270
New Media Investment Group, Inc.	9,422	150,469
Nexstar Media Group, Inc., Class A	1,699	108,396
Reading International, Inc., Class A*	3,433	53,726
Saga Communications, Inc., Class A	533	23,319
Salem Media Group, Inc.	4,000	25,600
Scholastic Corp.	4,995	184,515
TEGNA, Inc.	25,444	311,180
Time, Inc.	17,894	207,570
Townsquare Media, Inc., Class A*	2,500	26,100
Tribune Media Co., Class A	2,121	86,813
Urban One, Inc.*	3,722	6,514

		2,487,095

Metals & Mining 2.4%
Alcoa Corp.*	10,085	481,861
Allegheny Technologies, Inc.* (a)	14,807	372,840
Ampco-Pittsburgh Corp.	2,015	33,348
Carpenter Technology Corp.	8,371	416,792
Century Aluminum Co.*	12,092	169,288
Coeur Mining, Inc.*	7,245	54,990
Commercial Metals Co.	18,169	353,932
Friedman Industries, Inc.	1,708	10,112
Haynes International, Inc.	3,002	107,111
Hecla Mining Co.	73,745	348,077
Kaiser Aluminum Corp.	193	19,142
Materion Corp.	5,042	258,907
Olympic Steel, Inc.	2,883	54,431
Reliance Steel & Aluminum Co.	11,282	866,909
Schnitzer Steel Industries, Inc., Class A	6,789	199,936
SunCoke Energy, Inc.*	13,204	146,432
Synalloy Corp.	400	5,720
TimkenSteel Corp.*	10,405	145,670
United States Steel Corp. (a)	9,329	236,210
Universal Stainless & Alloy Products, Inc.*	2,462	50,471

		4,332,179

Multiline Retail 0.9%
Dillard’s, Inc., Class A (a)	5,244	266,395
Fred’s, Inc., Class A (a)	9,105	40,153
JC Penney Co., Inc.* (a)	23,712	66,394
Kohl’s Corp.	23,424	978,186
Macy’s, Inc.	14,990	281,212
Tuesday Morning Corp.* (a)	7,030	21,793

		1,654,133

149

Statement of Investments (Continued)

October 31, 2017

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels 5.3%
Adams Resources & Energy, Inc.	928	$39,848
Antero Resources Corp.*	24,207	469,616
Arch Coal, Inc., Class A	496	37,904
Ardmore Shipping Corp.*	4,393	36,462
Bill Barrett Corp.*	16,396	80,832
Callon Petroleum Co.*	21,229	235,430
Clean Energy Fuels Corp.*	22,189	52,144
Cloud Peak Energy, Inc.*	12,663	53,818
CONSOL Energy, Inc.*	31,368	505,966
Contango Oil & Gas Co.*	5,570	22,224
CVR Energy, Inc. (a)	5,163	141,724
Delek US Energy, Inc.	15,335	399,477
DHT Holdings, Inc.	10,879	42,863
Dorian LPG Ltd.*	11,872	84,885
Earthstone Energy, Inc.* (a)	1,643	13,226
Eclipse Resources Corp.*	27,639	61,359
EnLink Midstream LLC (a)	12,013	186,202
EP Energy Corp., Class A* (a)	5,079	13,713
GasLog Ltd.	1,613	27,824
Green Plains, Inc.	9,053	166,575
Gulfport Energy Corp.*	8,569	117,395
Hallador Energy Co.	7,101	36,783
HollyFrontier Corp.	25,831	954,456
International Seaways, Inc.*	2,112	42,536
Jones Energy, Inc., Class A* (a)	1,359	1,740
Matador Resources Co.*	4,365	115,891
Murphy Oil Corp.	26,759	715,803
Oasis Petroleum, Inc.*	34,661	327,546
Overseas Shipholding Group, Inc., Class A*	10,848	25,710
Pacific Ethanol, Inc.*	8,749	41,995
Panhandle Oil and Gas, Inc., Class A	1,332	32,168
Par Pacific Holdings, Inc.*	1,164	24,432
PBF Energy, Inc., Class A (a)	18,551	537,423
PDC Energy, Inc.*	10,248	521,931
Peabody Energy Corp.*	8,161	252,093
Penn Virginia Corp.*	259	10,093
QEP Resources, Inc.*	3,801	34,019
Range Resources Corp.	14,671	265,692
Renewable Energy Group, Inc.*	9,795	118,520
REX American Resources Corp.*	783	69,045
Rice Energy, Inc.*	25,221	715,015
Ring Energy, Inc.*	1,589	20,355
RSP Permian, Inc.*	15,432	531,015
SandRidge Energy, Inc.*	2,336	43,847
Scorpio Tankers, Inc.	34,437	122,596
SemGroup Corp., Class A	11,529	300,330
Ship Finance International Ltd. (a)	8,695	129,556
SM Energy Co.	10,500	223,965
SRC Energy, Inc.*	8,876	84,677
Teekay Tankers Ltd., Class A (a)	13,319	19,712
World Fuel Services Corp.	8,523	236,939
WPX Energy, Inc.*	20,919	235,966

		9,581,336

Paper & Forest Products 0.9%
Boise Cascade Co.*	5,347	189,551
Clearwater Paper Corp.*	2,391	110,345
Domtar Corp.	11,403	539,590
KapStone Paper and Packaging Corp.	12,967	291,239
Mercer International, Inc.	14,400	211,680

Common Stocks (continued)

	Shares	Value

Paper & Forest Products (continued)
PH Glatfelter Co.	5,201	$109,013
Resolute Forest Products, Inc.*	17,540	104,363
Schweitzer-Mauduit International, Inc.	3,833	161,867

		1,717,648

Personal Products 0.1%
Inter Parfums, Inc.	2,791	129,223
Mannatech, Inc.	180	2,592

		131,815

Pharmaceuticals 0.4%
Amphastar Pharmaceuticals, Inc.*	5,574	100,722
ANI Pharmaceuticals, Inc.*	754	43,792
Cempra, Inc.*	6,100	14,030
Cumberland Pharmaceuticals, Inc.*	3,851	28,536
Depomed, Inc.*	3,277	15,861
Endo International plc*	25,652	163,660
Intra-Cellular Therapies, Inc.* (a)	7,999	124,705
Mallinckrodt plc*	8,984	284,523
Prestige Brands Holdings, Inc.*	649	30,438

		806,267

Professional Services 1.5%
Acacia Research Corp.*	12,146	54,657
CBIZ, Inc.*	11,122	188,518
CRA International, Inc.	2,000	84,520
Franklin Covey Co.*	3,598	69,801
FTI Consulting, Inc.*	7,037	300,832
GP Strategies Corp.*	1,197	34,773
Heidrick & Struggles International, Inc.	4,372	108,644
Hill International, Inc.*	5,280	27,984
Hudson Global, Inc.*	3,050	4,606
Huron Consulting Group, Inc.*	2,810	102,846
ICF International, Inc.*	3,777	202,825
Kelly Services, Inc., Class A	7,723	203,192
Korn/Ferry International	9,809	410,310
Mistras Group, Inc.*	4,648	97,655
Navigant Consulting, Inc.*	9,806	169,742
On Assignment, Inc.*	4,998	305,978
RCM Technologies, Inc.*	400	2,368
Resources Connection, Inc.	10,511	165,548
RPX Corp.*	12,413	161,617
TrueBlue, Inc.*	4,454	120,703

		2,817,119

Real Estate Management & Development 0.7%
Consolidated-Tomoka Land Co.	533	31,191
Forestar Group, Inc.* (a)	940	16,733
FRP Holdings, Inc.*	468	20,756
Griffin Industrial Realty, Inc.	535	19,848
Howard Hughes Corp. (The)*	2,532	323,159
Jones Lang LaSalle, Inc.	358	46,357
Kennedy-Wilson Holdings, Inc.	2,224	43,257
RE/MAX Holdings, Inc., Class A	1,915	127,348
Realogy Holdings Corp.	17,910	579,030
Tejon Ranch Co.*	3,235	60,980

		1,268,659

150

Statement of Investments (Continued)

October 31, 2017

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Road & Rail 1.6%
AMERCO	222	$87,166
ArcBest Corp.	5,181	168,900
Celadon Group, Inc. (a)	6,488	47,687
Covenant Transportation Group, Inc., Class A*	3,493	103,742
Genesee & Wyoming, Inc., Class A*	9,551	685,571
Hertz Global Holdings, Inc.*	6,839	170,086
Marten Transport Ltd.	13,468	264,646
PAM Transportation Services, Inc.*	559	16,362
Patriot Transportation Holding, Inc.*	156	2,950
Roadrunner Transportation Systems, Inc.*	9,144	80,467
Ryder System, Inc.	7,508	608,749
Saia, Inc.*	3,296	213,581
Universal Logistics Holdings, Inc.	1,445	31,212
USA Truck, Inc.*	1,450	20,445
Werner Enterprises, Inc.	10,074	359,138

		2,860,702

Semiconductors & Semiconductor Equipment 2.5%
Alpha & Omega Semiconductor Ltd.*	3,313	61,059
Amkor Technology, Inc.*	39,407	455,939
Amtech Systems, Inc.*	1,800	26,208
Axcelis Technologies, Inc.*	7,070	232,603
AXT, Inc.*	10,073	93,679
Brooks Automation, Inc.	9,766	335,853
Cohu, Inc.	5,275	136,095
Cree, Inc.*	17,236	615,325
CyberOptics Corp.*	511	7,358
Diodes, Inc.*	8,887	305,180
FormFactor, Inc.*	2,100	38,220
GSI Technology, Inc.* (a)	2,857	19,770
inTEST Corp.*	3,095	26,617
IXYS Corp.*	8,247	203,701
Kulicke & Soffa Industries, Inc.*	12,647	286,454
Lattice Semiconductor Corp.*	11,476	67,135
MKS Instruments, Inc.	3,482	378,319
Nanometrics, Inc.*	5,018	141,859
NeoPhotonics Corp.* (a)	9,705	50,563
Photronics, Inc.*	12,094	117,312
Rambus, Inc.*	13,270	195,202
Rudolph Technologies, Inc.*	7,806	216,616
Sigma Designs, Inc.*	8,961	54,214
Synaptics, Inc.*	1,697	62,993
Ultra Clean Holdings, Inc.*	8,663	221,080
Veeco Instruments, Inc.*	4,046	73,030
Xcerra Corp.*	9,497	93,545

		4,515,929

Software 0.4%
Aware, Inc.*	1,965	9,137
BSQUARE Corp.*	700	3,745
Monotype Imaging Holdings, Inc.	1,244	28,674
RealNetworks, Inc.*	2,449	11,559
Rubicon Project, Inc. (The)*	3,000	10,680
Seachange International, Inc.*	7,775	20,604
Synchronoss Technologies, Inc.*	4,983	56,458
TiVo Corp.	27,371	496,784
VASCO Data Security International, Inc.*	3,295	44,812
Verint Systems, Inc.*	2,716	114,615

		797,068

Common Stocks (continued)

	Shares	Value

Specialty Retail 3.3%
Aaron’s, Inc.	10,905	$401,304
Abercrombie & Fitch Co., Class A	9,583	128,700
Advance Auto Parts, Inc.	649	53,049
American Eagle Outfitters, Inc.	28,190	367,034
America’s Car-Mart, Inc.*	2,065	88,485
Ascena Retail Group, Inc.*	28,140	54,592
AutoNation, Inc.* (a)	11,652	552,305
Barnes & Noble Education, Inc.*	9,518	51,873
Barnes & Noble, Inc.	14,795	103,565
bebe stores, Inc.* (a)	39	215
Bed Bath & Beyond, Inc.	9,579	190,622
Big 5 Sporting Goods Corp. (a)	1,914	12,154
Boot Barn Holdings, Inc.*	1,263	10,394
Build-A-Bear Workshop, Inc.*	3,938	30,716
Caleres, Inc.	6,256	170,976
Cato Corp. (The), Class A	3,177	40,856
Chico’s FAS, Inc.	15,371	122,814
Christopher & Banks Corp.*	6,160	7,269
Citi Trends, Inc.	2,575	56,032
Conn’s, Inc.* (a)	300	9,225
Destination XL Group, Inc.*	1,161	2,322
Dick’s Sporting Goods, Inc.	1,212	29,658
DSW, Inc., Class A	12,693	243,071
Express, Inc.*	9,099	61,600
Finish Line, Inc. (The), Class A (a)	4,460	41,344
Foot Locker, Inc.	454	13,656
GameStop Corp., Class A	15,591	291,396
Genesco, Inc.*	2,777	68,036
Group 1 Automotive, Inc.	3,102	243,724
Guess?, Inc.	11,998	194,487
Haverty Furniture Cos., Inc.	3,162	75,414
Kirkland’s, Inc.*	2,678	31,333
Lithia Motors, Inc., Class A	2,584	292,457
MarineMax, Inc.*	6,233	115,622
New York & Co., Inc.*	7,295	12,547
Office Depot, Inc.	85,143	263,943
Party City Holdco, Inc.* (a)	4,007	44,678
Penske Automotive Group, Inc.	12,153	566,573
Pier 1 Imports, Inc.	17,911	74,510
Shoe Carnival, Inc.	3,145	59,032
Signet Jewelers Ltd. (a)	7,856	515,118
Sonic Automotive, Inc., Class A	4,342	86,189
Stage Stores, Inc. (a)	3,860	6,408
Stein Mart, Inc. (a)	5,769	6,173
Tandy Leather Factory, Inc.*	1,309	10,276
Tilly’s, Inc., Class A	2,890	34,420
Trans World Entertainment Corp.*	2,150	3,870
Urban Outfitters, Inc.*	4,152	101,807
Vitamin Shoppe, Inc.*	3,466	15,944
Zumiez, Inc.*	6,111	107,859

		6,065,647

Technology Hardware, Storage & Peripherals 0.4%
AstroNova, Inc.	765	9,524
Cray, Inc.*	4,936	101,928
Electronics For Imaging, Inc.*	6,468	199,603
Intevac, Inc.*	1,553	13,045
Stratasys Ltd.*	8,324	187,457
Super Micro Computer, Inc.*	8,668	172,493
TransAct Technologies, Inc.	1,096	10,412

		694,462

151

Statement of Investments (Continued)

October 31, 2017

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Value

Textiles, Apparel & Luxury Goods 0.9%
Cherokee, Inc.*	1,142	$2,569
Crocs, Inc.*	7,979	81,386
Culp, Inc.	1,458	46,219
Deckers Outdoor Corp.*	4,290	292,749
Delta Apparel, Inc.*	158	3,307
Fossil Group, Inc.* (a)	1,915	15,090
G-III Apparel Group Ltd.*	5,927	150,190
Iconix Brand Group, Inc.*	13,437	22,037
Lakeland Industries, Inc.*	1,538	24,377
Movado Group, Inc.	3,380	93,626
Oxford Industries, Inc.	1,161	75,001
Perry Ellis International, Inc.*	4,123	96,025
Ralph Lauren Corp.	882	78,877
Rocky Brands, Inc.	1,932	35,356
Sequential Brands Group, Inc.* (a)	9,001	23,403
Skechers U.S.A., Inc., Class A*	2,616	83,503
Superior Uniform Group, Inc.	1,724	40,462
Unifi, Inc.*	2,451	93,260
Vera Bradley, Inc.*	4,888	35,194
Wolverine World Wide, Inc.	11,345	309,718

		1,602,349

Thrifts & Mortgage Finance 3.2%
Atlantic Coast Financial Corp.*	235	2,049
Bank Mutual Corp.	9,867	104,344
BankFinancial Corp.	4,079	64,611
Beneficial Bancorp, Inc.	11,323	186,829
Capitol Federal Financial, Inc.	20,599	284,060
Charter Financial Corp.	2,204	42,251
Clifton Bancorp, Inc.	4,268	72,684
Dime Community Bancshares, Inc.	7,053	155,519
ESSA Bancorp, Inc.	1,116	18,046
Federal Agricultural Mortgage Corp., Class C	1,904	141,353
First Defiance Financial Corp.	1,726	93,549
First Place Financial Corp.* (b)(c)	367	0
Flagstar Bancorp, Inc.*	9,504	355,164
Home Bancorp, Inc.	983	42,112
HomeStreet, Inc.*	4,550	132,178
HopFed Bancorp, Inc.	12	173
Kearny Financial Corp.	13,395	201,595
Malvern Bancorp, Inc.*	490	13,230
Meridian Bancorp, Inc.	6,397	126,021
Meta Financial Group, Inc.	1,002	87,425
Nationstar Mortgage Holdings, Inc.*	4,558	88,744
New York Community Bancorp, Inc.	53,986	678,064
NMI Holdings, Inc., Class A*	9,977	145,165
Northeast Community Bancorp, Inc.	300	3,000
Northfield Bancorp, Inc.	11,539	196,855
Northwest Bancshares, Inc.	15,617	263,459
OceanFirst Financial Corp.	2,465	68,404
Ocwen Financial Corp.* (a)	19,045	66,467
Oritani Financial Corp.	8,569	145,245
PHH Corp.*	13,100	173,051
Provident Financial Holdings, Inc.	1,703	32,919
Provident Financial Services, Inc.	11,691	317,995
Radian Group, Inc.	18,476	387,257
Riverview Bancorp, Inc.	5,811	51,602
SI Financial Group, Inc.	1,087	16,305
Southern Missouri Bancorp, Inc.	598	22,084

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance (continued)
Territorial Bancorp, Inc.	1,453	$45,900
Timberland Bancorp, Inc.	100	3,031
TrustCo Bank Corp.	11,491	105,430
United Community Financial Corp.	10,202	94,164
United Financial Bancorp, Inc.	9,052	165,742
Washington Federal, Inc.	9,080	315,984
Waterstone Financial, Inc.	5,437	104,390
Western New England Bancorp, Inc.	4,598	48,509
WSFS Financial Corp.	2,800	139,160

		5,802,119

Tobacco 0.2%
Alliance One International, Inc.*	2,540	27,178
Universal Corp.	4,775	273,846

		301,024

Trading Companies & Distributors 2.3%
Air Lease Corp.	23,380	1,015,861
Aircastle Ltd.	15,436	359,041
Beacon Roofing Supply, Inc.*	1,567	86,827
BMC Stock Holdings, Inc.*	5,330	114,328
CAI International, Inc.*	4,934	182,657
DXP Enterprises, Inc.*	2,900	93,003
GATX Corp. (a)	5,511	327,409
Houston Wire & Cable Co.*	5,159	27,601
Kaman Corp.	3,780	211,453
Lawson Products, Inc.*	1,501	37,750
NOW, Inc.*	17,901	224,121
Rush Enterprises, Inc., Class A*	6,135	311,535
Textainer Group Holdings Ltd.* (a)	1,100	21,505
Titan Machinery, Inc.*	5,779	86,049
Triton International Ltd.*	11,690	466,431
Veritiv Corp.*	3,125	100,469
WESCO International, Inc.*	7,520	474,888
Willis Lease Finance Corp.*	606	15,205

		4,156,133

Transportation Infrastructure 0.1%
Wesco Aircraft Holdings, Inc.*	17,776	160,873

Water Utilities 0.0%†
Consolidated Water Co. Ltd.	4,041	49,704

Wireless Telecommunication Services 0.4%
Spok Holdings, Inc.	5,414	91,767
Telephone & Data Systems, Inc.	15,174	442,322
United States Cellular Corp.*	3,403	124,516

		658,605

Total Common Stocks (cost $155,060,877)		185,932,542

152

Statement of Investments (Continued)

October 31, 2017

Nationwide U.S. Small Cap Value Fund (Continued)

Rights 0.0%†

	Number of Rights	Value

Electronic Equipment, Instruments & Components 0.0%†
Gerber Scientific, Inc., CVR* (b)(c)	4,000	$0

Media 0.0%†
Media General, Inc., CVR* (b)(c)	5,993	0

Total Rights (cost $1,857)		0

Short-Term Investment 0.1%

	Shares

Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96% (e)(f)	150,909	150,909

Total Short-Term Investment (cost $150,909)		150,909

Repurchase Agreement 3.4%

	Principal Amount

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $6,242,032, collateralized by U.S. Treasury Notes, ranging from 1.88% - 2.25%, maturing 1/31/2022 - 2/15/2027; total market value $6,366,702. (f)(g)	$6,241,855	6,241,855

Total Repurchase Agreement (cost $6,241,855)		6,241,855

Total Investments (cost $161,455,498) — 105.7%		192,325,306

Liabilities in excess of other assets — (5.7)%		(10,296,424)

NET ASSETS — 100.0%		$182,028,882

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $6,248,634, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $150,909 and $6,241,855, respectively, a total value of $6,392,764.

(b)	Illiquid security (unaudited).

(c)	Value determined using significant unobservable inputs.

(d)	Fair valued security.

(e)	Represents 7-day effective yield as of October 31, 2017.

(f)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $6,392,764.

(g)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

153

Statement of Assets and Liabilities

October 31, 2017

Nationwide U.S. Small Cap Value Fund
Assets:
Investment securities, at value* (cost $155,213,643)	$186,083,451
Repurchase agreement, at value (cost $6,241,855)	6,241,855
Cash	698,306
Interest and dividends receivable	52,929
Security lending income receivable	9,868
Receivable for investments sold	14,771
Receivable for capital shares issued	30,331
Prepaid expenses	21,001

Total Assets	193,152,512

Liabilities:
Payable for investments purchased	135,530
Payable for capital shares redeemed	4,319,392
Payable upon return of securities loaned (Note 2)	6,392,764
Accrued expenses and other payables:
Investment advisory fees	133,204
Fund administration fees	17,213
Distribution fees	4,147
Administrative servicing fees	45,216
Accounting and transfer agent fees	2,788
Trustee fees	366
Custodian fees	1,810
Compliance program costs (Note 3)	98
Professional fees	24,505
Printing fees	6,982
Recoupment fees (Note 3)	36,736
Other	2,879

Total Liabilities	11,123,630

Net Assets	$182,028,882

Represented by:
Capital	$134,014,671
Accumulated distributions in excess of net investment income	(45,574)
Accumulated net realized gains from investment securities	17,189,977
Net unrealized appreciation/(depreciation) in investment securities	30,869,808

Net Assets	$182,028,882

154

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide U.S. Small Cap Value Fund
Net Assets:
Class A Shares	$7,485,527
Class C Shares	2,987,496
Class R6 Shares	4,903,712
Institutional Service Class Shares	166,652,147

Total	$182,028,882

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	517,590
Class C Shares	220,375
Class R6 Shares	330,423
Institutional Service Class Shares	11,427,346

Total	12,495,734

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$14.46
Class C Shares (b)	$13.56
Class R6 Shares	$14.84
Institutional Service Class Shares	$14.58
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.34

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $6,248,634 (Note 2).
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

155

Statement of Operations

For the Year Ended October 31, 2017

Nationwide U.S. Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$2,533,069
Income from securities lending (Note 2)	60,085
Interest income	7,333
Foreign tax withholding	(1,824)

Total Income	2,598,663

EXPENSES:
Investment advisory fees	1,585,169
Fund administration fees	121,800
Distribution fees Class A	21,134
Distribution fees Class C	29,367
Administrative servicing fees Class A	8,454
Administrative servicing fees Class C	3,230
Administrative servicing fees Institutional Service Class	381,126
Registration and filing fees	49,613
Professional fees	34,810
Printing fees	11,926
Trustee fees	5,260
Custodian fees	10,070
Accounting and transfer agent fees	16,157
Compliance program costs (Note 3)	803
Recoupment fees (Note 3)	36,736
Other	6,479

Total Expenses	2,322,134

NET INVESTMENT INCOME	276,529

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	17,018,385
Net change in unrealized appreciation/depreciation in the value of investment securities	18,166,402

Net realized/unrealized gains	35,184,787

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$35,461,316

The accompanying notes are an integral part of these financial statements.

156

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$276,529	$361,300
Net realized gains	17,018,385	6,924,588
Net change in unrealized appreciation/depreciation	18,166,402	(1,502,533)

Change in net assets resulting from operations	35,461,316	5,783,355

Distributions to Shareholders From:
Net investment income:
Class A	(13,316)	(28,810)
Class C	–	–
Class R6 (a)	(21,999)	(16,348)
Institutional Service Class	(300,779)	(383,752)
Net realized gains:
Class A	(419,351)	(997,150)
Class C	(116,857)	(264,902)
Class R6 (a)	(215,176)	(325,748)
Institutional Service Class	(6,226,366)	(10,868,446)

Change in net assets from shareholder distributions	(7,313,844)	(12,885,156)

Change in net assets from capital transactions	(7,029,307)	20,850,362

Change in net assets	21,118,165	13,748,561

Net Assets:
Beginning of year	160,910,717	147,162,156

End of year	$182,028,882	$160,910,717

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(45,574)	$102,020

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,545,586	$2,847,655
Dividends reinvested	347,133	826,533
Cost of shares redeemed	(5,540,722)	(6,559,906)

Total Class A Shares	(1,648,003)	(2,885,718)

Class C Shares
Proceeds from shares issued	786,319	433,526
Dividends reinvested	95,773	197,309
Cost of shares redeemed	(822,194)	(1,134,850)

Total Class C Shares	59,898	(504,015)

Class R6 Shares (a)
Proceeds from shares issued	1,593,183	2,368,744
Dividends reinvested	235,313	342,096
Cost of shares redeemed	(2,616,378)	(1,642,649)

Total Class R6 Shares	(787,882)	1,068,191

157

Statements of Changes in Net Assets (Continued)

	Nationwide U.S. Small Cap Value Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$49,989,919	$30,248,731
Dividends reinvested	6,106,709	11,005,594
Cost of shares redeemed	(60,749,948)	(18,082,421)

Total Institutional Service Class Shares	(4,653,320)	23,171,904

Change in net assets from capital transactions	$(7,029,307)	$20,850,362

SHARE TRANSACTIONS:
Class A Shares
Issued	261,027	237,435
Reinvested	25,010	72,694
Redeemed	(404,822)	(577,949)

Total Class A Shares	(118,785)	(267,820)

Class C Shares
Issued	60,210	37,545
Reinvested	7,311	18,219
Redeemed	(63,305)	(99,164)

Total Class C Shares	4,216	(43,400)

Class R6 Shares (a)
Issued	112,919	194,888
Reinvested	16,571	29,440
Redeemed	(187,297)	(132,862)

Total Class R6 Shares	(57,807)	91,466

Institutional Service Class Shares
Issued	3,619,382	2,531,258
Reinvested	436,817	961,187
Redeemed	(4,405,212)	(1,506,580)

Total Institutional Service Class Shares	(349,013)	1,985,865

Total change in shares	(521,389)	1,766,111

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

158

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2017	$12.28	0.01	2.75	2.76	(0.02)	(0.56)	(0.58)	$14.46	22.67%		$7,485,527	1.38%	0.04%		1.38%	38.77%
Year Ended October 31, 2016	$13.01	0.02	0.36	0.38	(0.03)	(1.08)	(1.11)	$12.28	3.63%		$7,814,616	1.44%	0.19%		1.44%	27.10%
Year Ended October 31, 2015	$15.24	0.02	(0.38)	(0.36)	(0.01)	(1.86)	(1.87)	$13.01	(1.95%	)	$11,767,447	1.46%	0.17%		1.47%	26.93%
Year Ended October 31, 2014	$14.86	(0.03)	1.19	1.16	–	(0.78)	(0.78)	$15.24	7.99%		$15,415,654	1.42%	(0.22%	)	1.46%	23.65%
Year Ended October 31, 2013	$11.02	–	4.12	4.12	(0.07)	(0.21)	(0.28)	$14.86	38.22%		$14,048,236	1.39%	–		1.44%	19.48%

Class C Shares
Year Ended October 31, 2017	$11.61	(0.09)	2.60	2.51	–	(0.56)	(0.56)	$13.56	21.80%		$2,987,496	2.13%	(0.71%	)	2.13%	38.77%
Year Ended October 31, 2016	$12.42	(0.07)	0.34	0.27	–	(1.08)	(1.08)	$11.61	2.81%		$2,509,825	2.20%	(0.59%	)	2.20%	27.10%
Year Ended October 31, 2015	$14.73	(0.07)	(0.38)	(0.45)	–	(1.86)	(1.86)	$12.42	(2.70%	)	$3,224,309	2.19%	(0.57%	)	2.20%	26.93%
Year Ended October 31, 2014	$14.48	(0.14)	1.17	1.03	–	(0.78)	(0.78)	$14.73	7.27%		$4,059,732	2.16%	(0.97%	)	2.19%	23.65%
Year Ended October 31, 2013	$10.75	(0.06)	4.00	3.94	–	(0.21)	(0.21)	$14.48	37.31%		$2,407,598	2.09%	(0.48%	)	2.14%	19.48%

Class R6 Shares (e)
Year Ended October 31, 2017	$12.58	0.06	2.82	2.88	(0.06)	(0.56)	(0.62)	$14.84	23.11%		$4,903,712	1.03%	0.39%		1.03%	38.77%
Year Ended October 31, 2016	$13.28	0.06	0.37	0.43	(0.05)	(1.08)	(1.13)	$12.58	3.99%		$4,883,788	1.09%	0.50%		1.09%	27.10%
Year Ended October 31, 2015	$15.50	0.07	(0.39)	(0.32)	(0.04)	(1.86)	(1.90)	$13.28	(1.64%	)	$3,942,243	1.09%	0.50%		1.09%	26.93%
Year Ended October 31, 2014	$15.05	0.02	1.21	1.23	–	(0.78)	(0.78)	$15.50	8.38%		$2,486,527	1.09%	0.10%		1.13%	23.65%
Year Ended October 31, 2013	$11.15	0.02	4.19	4.21	(0.10)	(0.21)	(0.31)	$15.05	38.68%		$1,988,395	1.09%	0.16%		1.13%	19.48%

Institutional Service Class Shares
Year Ended October 31, 2017	$12.37	0.02	2.78	2.80	(0.03)	(0.56)	(0.59)	$14.58	22.83%		$166,652,147	1.25%	0.16%		1.25%	38.77%
Year Ended October 31, 2016	$13.10	0.03	0.36	0.39	(0.04)	(1.08)	(1.12)	$12.37	3.66%		$145,702,488	1.34%	0.25%		1.34%	27.10%
Year Ended October 31, 2015	$15.32	0.04	(0.39)	(0.35)	(0.01)	(1.86)	(1.87)	$13.10	(1.82%	)	$128,228,157	1.34%	0.27%		1.34%	26.93%
Year Ended October 31, 2014	$14.92	(0.02)	1.20	1.18	–	(0.78)	(0.78)	$15.32	8.10%		$134,292,405	1.34%	(0.15%	)	1.37%	23.65%
Year Ended October 31, 2013	$11.06	0.05	4.09	4.14	(0.07)	(0.21)	(0.28)	$14.92	38.31%		$134,003,167	1.34%	0.37%		1.40%	19.48%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

159

Fund Commentary	Nationwide Ziegler Equity Income Fund

For the annual period ended October 31, 2017, the Nationwide Ziegler Equity Income Fund (Class A at NAV) returned 20.28% versus 17.78% for its benchmark, the Russell 1000® Value Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Equity Income Funds (consisting of 538 funds as of October 31, 2017) was 18.84% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund’s fiscal year began with Donald Trump’s victory over odds-on-favorite Hillary Clinton, shocking the media and many political pundits that had given him little, if any, chance of winning. Trump’s win and the GOP’s Congressional sweep brought hope for a shift to an economic backdrop seemingly stuck in low gear, with prospects for stimulative fiscal policies to supplant the easy monetary policies that have been in place. Equities rallied strongly following the election results despite a slowdown in the U.S. Economy during the fourth quarter.

The optimism and enthusiasm around prospects for the new administration quickly succumbed to the realities of politics during the first quarter of 2017, as the first major attempt to reshape the U.S. government stumbled over the health care initiative. This setback dampened expectations for extensive tax reform and additional stimulus programs. U.S. economic growth remained stuck in “low gear” during the first quarter, blamed in part on winter temperatures, with lower business inventory investment and a drop in government spending also restraining economic growth.

The ongoing dysfunctional atmosphere in Washington seemed to intensify as the year advanced. President Trump battled the media and intelligence communities while congressional Republicans quarreled among themselves over plans to overhaul America’s health care system. The lack of unity and inability to compromise appear to be jeopardizing confidence that comprehensive income tax reform, deregulation and stimulus programs can be enacted. Outside of the U.S., terrorist attacks in Europe, ongoing conflicts in the Middle East and increasingly aggressive behavior by North Korea stood out among global issues serving to undermine global stability. However, U.S. economic growth picked up in the second quarter of 2017, supported by favorable levels of consumer and business confidence, while an improving global economy and a weaker dollar buoyed trade balances.

In mid-August 2017, Hurricane Harvey ushered in the Caribbean storm season, wreaking catastrophic damage upon South Texas and Louisiana with its historical levels of rainfall. Harvey’s punch was followed by another blow from Hurricane Irma, which impacted much of Florida, and Hurricane Maria, which devastated Puerto Rico. The economic impact of the storms reduced third-quarter economic growth, but the effects should be transitory with rebuilding providing stimulus for subsequent quarters’ growth. Foreign economic data showed improving economic progress as Europe delivered surprisingly strong growth rates and Japan scored its sixth consecutive quarter of economic growth under reflationary “Abenomics” policies.

In December 2016, the Federal Reserve (“Fed”) delivered its first interest rate hike since December 2015. Additional hikes in March and June 2017 brought the federal funds rate to the current range of 1.00% to 1.25%. The Fed left its policy rate unchanged at the July and September 2017 meetings, but announced its plans to begin winding down its balance sheet in October by phasing out the reinvestment of proceeds from maturing securities. Fed officials indicated that they intend to raise rates one more time by year-end of 2017 and implement three additional rate hikes in 2018 in their move toward “normalization.”

U.S. equities provided strong performance for the 12-month period ended October 31, 2017, with performance favoring growth-oriented strategies over value styles. Large-capitalization stocks with strong historical earnings growth, solid price momentum and receiving upgrades from analysts produced relatively strong performance, while stocks exhibiting favorable valuation

160

Fund Commentary (cont.)	Nationwide Ziegler Equity Income Fund

characteristics consistently underperformed. High-yielding stocks were not particularly rewarded by the market, but they generally did not detract from performance either. While the Fund owns many high-yielding stocks, it also carries positions in stocks with low-priced earnings and growing dividends, which generally fared better over the fiscal year.

The Fund began its fiscal year with a relatively large underweight in its exposure to the Financials sector relative to the benchmark, but we added exposure to Financials over the course of the year, somewhat reducing its under-allocation to the benchmark. Holdings in JP Morgan Chase & Co. and Fifth Third Bancorp were among the top contributors to the Fund’s return, as the banks benefited from “reflationary” optimism. A position in property & casualty insurer and annuity provider American Financial Group rose steadily through the fiscal year on strong earnings that supported dividend increases and stock buybacks. The Real Estate Sector lagged the benchmark, and Fund holdings in community shopping center owner/operators, Weingarten Realty Investors and The Macerich Company, were among the largest detractors from total return, as these firms suffered from the fallout of the retailing industry’s challenges related to changing consumer shopping habits and competitive pressure from online shopping.

The Fund’s exposure to Consumer Staples stocks remained underweight over the fiscal year because it was difficult to find attractively priced stocks in that sector. Consumer Staples stocks underperformed over the fiscal year, and the low allocation to the sector helped the Fund’s relative performance. The Fund was slightly overweight to the Consumer Discretionary sector at the beginning of its fiscal year, but ended the year with an underweight to the sector. The allocation effects detracted from relative performance, as did stock selection in the group. Cinema operator Regal Entertainment lost 20.5% on weak box office receipts, and a position in retailer Target fell 19.3% before being removed from the portfolio in late April.

The Fund began the fiscal year with a relatively high allocation to Health Care stocks, but reduced it over the year until its weight was significantly lower than the benchmark allocation by the end of October 2017. Within the sector, Johnson & Johnson was among the top contributors to the Fund’s return, as the pharmaceutical giant rose steadily higher on consistent earnings generated by its deep product suite.

The Fund had a neutral allocation to the Information Technology sector at the start of the fiscal year but added positions in the sector throughout the period. Overall, the Fund’s Information Technology holdings outperformed the benchmark, but QUALCOMM Incorporated was among the worst performers, as it suffered from a dispute with one of its largest customers. The Fund’s allocation to the Industrials sector has an emphasis in the Aerospace & Defense industry, where it benefited from a relatively large position in Boeing (BA) that reported improving margins, strong cash flow and a solid backlog for its planes.

Consistent payment of dividends is generally an indication of a well-managed company, signaling a higher quality of earnings and a fiscally healthy balance sheet. These companies generally weather periods of market volatility better than many high beta, non-dividend-paying stocks. Looking ahead, we feel that dividends will remain an important contributor to total return, although the market will likely continue to move away from very-high-yielding, bond-like equities and focus more on companies that exhibit strong dividend growth and benefit from an improving economy. The Fund seeks to hold a mix of dividend-paying stocks and balances the risk characteristics of the portfolio in an effort to perform consistently across all market environments. It holds positions in defensive, higher-yielding stocks with dependable but slower-growing earnings that tend to perform better during times of economic and market weakness and in a low interest rate environment. The Fund also invests in “dividend growth” stocks that can more readily participate in an expanding economy and rising interest rate environment.

161

Fund Commentary (cont.)	Nationwide Ziegler Equity Income Fund

Market volatility gauges reflected low levels of perceived risk and complacency at the end of October 2017. However, the global landscape is becoming increasingly unsteady with rising geopolitical conflicts, which, coupled with high valuations, present a risk for future disruption of equity markets. The Nationwide Ziegler Equity Income Fund carries a low beta, relative to its benchmark and the broad market, which historically has been a benefit during market downturns while allowing for participation in market advances. We believe this makes the Fund an attractive candidate as a core holding for the domestic equity portion of an investor’s portfolio.

We appreciate your investment in the Nationwide Ziegler Equity Income Fund.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Mikhail I. Alkhazov, CFA and Donald J. Nesbitt, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in fixed-income securities. These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund may invest in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

162

Fund Overview	Nationwide Ziegler Equity Income Fund

Asset Allocation†

Common Stocks	98.8%
Repurchase Agreement	3.0%
Exchange Traded Fund	0.6%
Short-Term Investment	0.1%
Liabilities in excess of other assets	(2.5)%
100.0%

Top Industries††

Banks	14.1%
Oil, Gas & Consumable Fuels	10.3%
Pharmaceuticals	9.1%
Electric Utilities	5.7%
Hotels, Restaurants & Leisure	5.1%
Insurance	4.8%
Software	3.6%
Chemicals	3.2%
Equity Real Estate Investment Trusts (REITs)	3.1%
Communications Equipment	3.0%
Other Industries*	38.0%
100.0%

Top Holdings††

JPMorgan Chase & Co.	4.2%
Exxon Mobil Corp.	3.6%
Johnson & Johnson	3.4%
Chevron Corp.	3.4%
Cisco Systems, Inc.	3.0%
Boeing Co. (The)	2.6%
Fifth Third Bancorp	2.5%
Wal-Mart Stores, Inc.	2.5%
American Financial Group, Inc.	2.3%
Pfizer, Inc.	2.2%
Other Holdings*	70.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

163

Fund Performance	Nationwide Ziegler Equity Income Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	20.28%	12.24%	6.01%
	w/SC3	13.39%	10.98%	5.41%
Class C1	w/o SC2	19.35%	11.44%	5.28%
	w/SC4	18.35%	N/A	N/A
Class R6[5,6]		20.68%	N/A	10.14%	[7]
Institutional Service Class[1,5,8]		20.47%	12.48%	6.16%
Russell 1000® Value Index		17.78%	13.48%	5.99%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	For the period from September 16, 2013 through July 31, 2014 a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	0.91%
Class C	1.65%
Class R6[1]	0.57%
Institutional Service Class	0.68%

^	Current effective prospectus dated May 24, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respesctive share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

164

Fund Performance (cont.)	Nationwide Ziegler Equity Income Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler Equity Income Fund versus the Russell 1000® Value Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark Equity Income Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

165

Shareholder Expense Example	Nationwide Ziegler Equity Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler Equity Income Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,088.10	4.84	0.92
	Hypothetical	(a)(b)	1,000.00	1,020.57	4.69	0.92
Class C Shares	Actual	(a)	1,000.00	1,084.20	8.72	1.66
	Hypothetical	(a)(b)	1,000.00	1,016.84	8.44	1.66
Class R6 Shares(c)	Actual	(a)	1,000.00	1,089.60	3.05	0.58
	Hypothetical	(a)(b)	1,000.00	1,022.28	2.96	0.58
Institutional Service Class Shares	Actual	(a)	1,000.00	1,088.30	3.63	0.69
	Hypothetical	(a)(b)	1,000.00	1,021.73	3.52	0.69

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

166

Statement of Investments

October 31, 2017

Nationwide Ziegler Equity Income Fund

Common Stocks 98.8%

	Shares	Value

Aerospace & Defense 2.7%
Boeing Co. (The)	49,721	$12,827,024

Airlines 1.6%
Copa Holdings SA, Class A	63,684	7,845,232

Banks 14.4%
BB&T Corp.	174,653	8,599,914
Fifth Third Bancorp	426,678	12,330,994
JPMorgan Chase & Co.	202,973	20,421,114
Park National Corp.	9,301	1,021,157
PNC Financial Services Group, Inc. (The)	72,913	9,973,769
US Bancorp	125,763	6,838,992
Wells Fargo & Co.	173,444	9,737,146

		68,923,086

Beverages 1.5%
PepsiCo, Inc.	66,383	7,317,398

Biotechnology 0.9%
AbbVie, Inc.	48,397	4,367,829

Capital Markets 2.1%
Franklin Resources, Inc.	75,084	3,163,289
Lazard Ltd., Class A	141,766	6,739,556

		9,902,845

Chemicals 3.3%
DowDuPont, Inc.	86,628	6,264,071
LyondellBasell Industries NV, Class A	53,389	5,527,363
Potash Corp. of Saskatchewan, Inc.	195,062	3,797,857

		15,589,291

Communications Equipment 3.1%
Cisco Systems, Inc.	437,253	14,932,190

Containers & Packaging 1.2%
International Paper Co.	104,976	6,011,976

Diversified Telecommunication Services 2.2%
AT&T, Inc.	89,316	3,005,483
Verizon Communications, Inc.	155,449	7,441,344

		10,446,827

Electric Utilities 5.9%
Edison International	112,207	8,970,950
Entergy Corp.	41,513	3,580,911
FirstEnergy Corp.	233,195	7,683,775
PPL Corp.	207,098	7,778,601

		28,014,237

Electrical Equipment 1.9%
Eaton Corp. plc	116,917	9,355,698

Energy Equipment & Services 1.4%
Helmerich & Payne, Inc. (a)	124,166	6,743,455

Equity Real Estate Investment Trusts (REITs) 3.2%
Duke Realty Corp.	166,785	4,750,037
Host Hotels & Resorts, Inc.	292,239	5,716,195
Macerich Co. (The)	89,875	4,907,175

		15,373,407

Common Stocks (continued)

	Shares	Value

Food & Staples Retailing 2.5%
Wal-Mart Stores, Inc.	137,875	$12,037,866

Health Care Equipment & Supplies 1.3%
Abbott Laboratories	117,787	6,387,589

Hotels, Restaurants & Leisure 5.2%
Carnival Corp.	128,643	8,540,609
Darden Restaurants, Inc.	42,458	3,493,020
Las Vegas Sands Corp.	109,602	6,946,575
McDonald’s Corp.	36,372	6,070,850

		25,051,054

Household Products 1.7%
Kimberly-Clark Corp.	34,492	3,880,695
Procter & Gamble Co. (The)	49,250	4,252,245

		8,132,940

Insurance 5.0%
Aflac, Inc.	88,093	7,390,122
American Financial Group, Inc.	104,980	11,074,340
MetLife, Inc.	98,214	5,262,306

		23,726,768

IT Services 0.9%
Leidos Holdings, Inc.	69,134	4,322,258

Machinery 1.8%
Caterpillar, Inc.	63,109	8,570,202

Media 0.8%
Regal Entertainment Group, Class A (a)	229,906	3,758,963

Mortgage Real Estate Investment Trusts (REITs) 1.6%
Annaly Capital Management, Inc.	294,612	3,376,253
Chimera Investment Corp.	234,020	4,282,566

		7,658,819

Multi-Utilities 1.9%
Ameren Corp.	145,847	9,041,056

Oil, Gas & Consumable Fuels 10.6%
Chevron Corp.	143,856	16,671,472
Exxon Mobil Corp.	209,879	17,493,415
Royal Dutch Shell plc, Class B, ADR-NL (a)	135,567	8,860,659
Valero Energy Corp.	94,819	7,480,271

		50,505,817

Pharmaceuticals 9.4%
Eli Lilly & Co.	52,286	4,284,315
GlaxoSmithKline plc, ADR-UK	195,614	7,126,218
Johnson & Johnson	120,022	16,732,267
Merck & Co., Inc.	103,669	5,711,125
Pfizer, Inc.	311,871	10,934,197

		44,788,122

Road & Rail 1.4%
Union Pacific Corp.	58,708	6,797,799

167

Statement of Investments (Continued)

October 31, 2017

Nationwide Ziegler Equity Income Fund (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment 3.0%
Intel Corp. (a)	162,858	$7,408,410
Maxim Integrated Products, Inc.	130,049	6,832,775

		14,241,185

Software 3.7%
Microsoft Corp.	114,942	9,560,876
Oracle Corp.	156,846	7,983,461

		17,544,337

Technology Hardware, Storage & Peripherals 0.8%
Seagate Technology plc	109,231	4,038,270

Textiles, Apparel & Luxury Goods 0.9%
Tapestry, Inc.	101,690	4,164,205

Trading Companies & Distributors 0.9%
GATX Corp. (a)	70,988	4,217,397

Total Common Stocks (cost $377,890,940)		472,635,142

Exchange Traded Fund 0.6%
Exchange Traded Fund 0.6%
Vanguard Value Fund	27,926	2,838,678

Total Exchange Traded Fund (cost $2,509,203)		2,838,678

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96% (b)(c)	342,111	342,111

Total Short-Term Investment (cost $342,111)		342,111

Repurchase Agreement 3.0%

	Principal Amount

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $14,150,695, collateralized by U.S. Treasury Notes, ranging from 1.88% - 2.25%, maturing 1/31/2022 - 2/15/2027; total market value $14,433,322. (c)(d)	$14,150,294	14,150,294

Total Repurchase Agreement (cost $14,150,294)		14,150,294

Total Investments (cost $394,892,548) — 102.5%		489,966,225

Liabilities in excess of other assets — (2.5)%		(12,025,609)

NET ASSETS — 100.0%		$477,940,616

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $21,652,405, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $342,111 and $14,150,294, respectively, and by $7,324,102 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.88% - 6.50%, and maturity dates ranging from 3/31/2018 - 8/15/2047; a total value of $21,816,507.

(b)	Represents 7-day effective yield as of October 31, 2017.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $14,492,405.

(d)	Please refer to Note 2(e) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt

NL	Netherlands

REIT	Real Estate Investment Trust

UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

168

Statement of Assets and Liabilities

October 31, 2017

Nationwide Ziegler Equity Income Fund
Assets:
Investment securities, at value* (cost $380,742,254)	$475,815,931
Repurchase agreement, at value (cost $14,150,294)	14,150,294
Cash	2,503,083
Interest and dividends receivable	384,260
Security lending income receivable	7,016
Receivable for capital shares issued	17,057
Prepaid expenses	31,345

Total Assets	492,908,986

Liabilities:
Payable for capital shares redeemed	178,521
Payable upon return of securities loaned (Note 2)	14,492,405
Accrued expenses and other payables:
Investment advisory fees	207,452
Fund administration fees	23,142
Distribution fees	10,826
Administrative servicing fees	7,284
Accounting and transfer agent fees	2,987
Trustee fees	1,389
Custodian fees	7,956
Compliance program costs (Note 3)	466
Professional fees	28,255
Printing fees	4,600
Other	3,087

Total Liabilities	14,968,370

Net Assets	$477,940,616

Represented by:
Capital	$347,153,422
Accumulated net realized gains from investment securities	35,713,517
Net unrealized appreciation/(depreciation) in investment securities	95,073,677

Net Assets	$477,940,616

169

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Ziegler Equity Income Fund
Net Assets:
Class A Shares	$19,165,335
Class C Shares	7,938,377
Class R6 Shares	439,687,649
Institutional Service Class Shares	11,149,255

Total	$477,940,616

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,214,907
Class C Shares	507,684
Class R6 Shares	27,759,358
Institutional Service Class Shares	704,118

Total	30,186,067

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.78
Class C Shares (b)	$15.64
Class R6 Shares	$15.84
Institutional Service Class Shares	$15.83
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.74

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $21,652,405 (Note 2).
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

170

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Ziegler Equity Income Fund
INVESTMENT INCOME:
Dividend income	$22,655,393
Income from securities lending (Note 2)	56,214
Interest income	19,342
Foreign tax withholding	(9,215)

Total Income	22,721,734

EXPENSES:
Investment advisory fees	3,260,327
Fund administration fees	230,336
Distribution fees Class A	47,848
Distribution fees Class C	76,352
Administrative servicing fees Class A	17,225
Administrative servicing fees Class C	6,108
Administrative servicing fees Institutional Service Class	13,063
Registration and filing fees	54,030
Professional fees	61,949
Printing fees	11,486
Trustee fees	19,276
Custodian fees	33,319
Accounting and transfer agent fees	15,847
Compliance program costs (Note 3)	2,820
Other	22,391

Total Expenses	3,872,377

NET INVESTMENT INCOME	18,849,357

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	51,055,234
Net change in unrealized appreciation/depreciation in the value of investment securities	53,233,943

Net realized/unrealized gains	104,289,177

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$123,138,534

The accompanying notes are an integral part of these financial statements.

171

Statements of Changes in Net Assets

	Nationwide Ziegler Equity Income Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$18,849,357	$19,063,394
Net realized gains (losses)	51,055,234	(14,737,829)
Net change in unrealized appreciation/depreciation	53,233,943	30,429,372

Change in net assets resulting from operations	123,138,534	34,754,937

Distributions to Shareholders From:
Net investment income:
Class A	(532,615)	(463,857)
Class C	(156,399)	(120,888)
Class R6 (a)	(19,622,401)	(15,962,392)
Institutional Service Class	(360,240)	(306,077)
Net realized gains:
Class A	(5,562)	(323,732)
Class C	(2,159)	(119,008)
Class R6 (a)	(205,516)	(7,209,187)
Institutional Service Class	(3,625)	(179,824)

Change in net assets from shareholder distributions	(20,888,517)	(24,684,965)

Change in net assets from capital transactions	(354,217,685)	217,201,091

Change in net assets	(251,967,668)	227,271,063

Net Assets:
Beginning of year	729,908,284	502,637,221

End of year	$477,940,616	$729,908,284

Accumulated undistributed net investment income at end of year	$–	$2,191,494

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,813,262	$2,609,848
Dividends reinvested	497,755	735,856
Cost of shares redeemed	(5,301,075)	(5,861,836)

Total Class A Shares	(1,990,058)	(2,516,132)

Class C Shares
Proceeds from shares issued	1,659,976	2,083,668
Dividends reinvested	139,468	224,922
Cost of shares redeemed	(1,825,736)	(2,857,546)

Total Class C Shares	(26,292)	(548,956)

Class R6 Shares (a)
Proceeds from shares issued	29,995,037	249,305,968
Dividends reinvested	19,797,096	23,158,127
Cost of shares redeemed	(399,063,748)	(53,101,695)

Total Class R6 Shares	(349,271,615)	219,362,400

172

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler Equity Income Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$3,373,238	$3,825,801
Dividends reinvested	319,566	426,557
Cost of shares redeemed	(6,622,524)	(3,348,579)

Total Institutional Service Class Shares	(2,929,720)	903,779

Change in net assets from capital transactions	$(354,217,685)	$217,201,091

SHARE TRANSACTIONS:
Class A Shares
Issued	191,915	194,551
Reinvested	33,892	56,035
Redeemed	(359,680)	(442,037)

Total Class A Shares	(133,873)	(191,451)

Class C Shares
Issued	116,235	158,012
Reinvested	9,578	17,290
Redeemed	(126,091)	(218,440)

Total Class C Shares	(278)	(43,138)

Class R6 Shares (a)
Issued	2,029,038	19,025,753
Reinvested	1,344,818	1,749,182
Redeemed	(26,759,903)	(3,934,009)

Total Class R6 Shares	(23,386,047)	16,840,926

Institutional Service Class Shares
Issued	230,151	287,605
Reinvested	21,704	32,319
Redeemed	(451,445)	(251,048)

Total Institutional Service Class Shares	(199,590)	68,876

Total change in shares	(23,719,788)	16,675,213

Amount designated as “–” is zero or has been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

173

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler Equity Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2017	$13.49	0.37	2.33	2.70	(0.41)	–	(0.41)	$15.78	20.28%	$19,165,335	0.91%	2.48%	0.91%	59.73%
Year Ended October 31, 2016	$13.46	0.37	0.19	0.56	(0.32)	(0.21)	(0.53)	$13.49	4.35%	$18,197,057	0.91%	2.80%	0.91%	47.93%
Year Ended October 31, 2015	$13.87	0.31	(0.22)	0.09	(0.38)	(0.12)	(0.50)	$13.46	0.78%	$20,726,341	0.93%	2.29%	0.93%	56.34%
Period Ended October 31, 2014 (h)	$13.37	0.06	0.45	0.51	(0.01)	–	(0.01)	$13.87	3.79%	$23,396,375	1.00%	1.73%	1.00%	1.89%
Year Ended July 31, 2014	$12.01	0.25	1.27	1.52	(0.16)	–	(0.16)	$13.37	12.69%	$24,092,166	1.06%	1.94%	1.12%	46.23%
Year Ended July 31, 2013	$10.12	0.24	1.91	2.15	(0.26)	–	(0.26)	$12.01	21.57%	$19,218,955	1.15%	2.23%	1.76%	69.00%

Class C Shares
Year Ended October 31, 2017	$13.38	0.25	2.31	2.56	(0.30)	–	(0.30)	$15.64	19.35%	$7,938,377	1.65%	1.74%	1.65%	59.73%
Year Ended October 31, 2016	$13.35	0.27	0.19	0.46	(0.22)	(0.21)	(0.43)	$13.38	3.62%	$6,794,975	1.65%	2.07%	1.65%	47.93%
Year Ended October 31, 2015	$13.76	0.21	(0.22)	(0.01)	(0.28)	(0.12)	(0.40)	$13.35	0.05%	$7,355,755	1.67%	1.55%	1.67%	56.34%
Period Ended October 31, 2014 (h)	$13.29	0.03	0.44	0.47	–	–	–	$13.76	3.54%	$6,346,237	1.70%	1.03%	1.70%	1.89%
Year Ended July 31, 2014	$11.94	0.16	1.27	1.43	(0.08)	–	(0.08)	$13.29	12.00%	$6,126,678	1.75%	1.25%	1.80%	46.23%
Year Ended July 31, 2013	$10.07	0.18	1.89	2.07	(0.20)	–	(0.20)	$11.94	20.79%	$4,504,018	1.75%	1.63%	2.26%	69.00%

Class R6 Shares (i)
Year Ended October 31, 2017	$13.54	0.43	2.33	2.76	(0.46)	–	(0.46)	$15.84	20.68%	$439,687,649	0.56%	2.89%	0.56%	59.73%
Year Ended October 31, 2016	$13.51	0.41	0.20	0.61	(0.37)	(0.21)	(0.58)	$13.54	4.69%	$692,679,903	0.57%	3.09%	0.57%	47.93%
Year Ended October 31, 2015	$13.92	0.36	(0.22)	0.14	(0.43)	(0.12)	(0.55)	$13.51	1.13%	$463,282,131	0.59%	2.64%	0.59%	56.34%
Period Ended October 31, 2014 (h)	$13.42	0.07	0.45	0.52	(0.02)	–	(0.02)	$13.92	3.84%	$321,305,013	0.64%	2.09%	0.64%	1.89%
Period Ended July 31, 2014 (j)	$12.15	0.27	1.20	1.47	(0.20)	–	(0.20)	$13.42	12.19%	$309,242,204	0.66%	2.33%	0.66%	45.97%

Institutional Service Class Shares (k)
Year Ended October 31, 2017	$13.54	0.41	2.32	2.73	(0.44)	–	(0.44)	$15.83	20.47%	$11,149,255	0.68%	2.75%	0.68%	59.73%
Year Ended October 31, 2016	$13.50	0.40	0.20	0.60	(0.35)	(0.21)	(0.56)	$13.54	4.65%	$12,236,349	0.68%	3.00%	0.68%	47.93%
Year Ended October 31, 2015	$13.92	0.34	(0.23)	0.11	(0.41)	(0.12)	(0.53)	$13.50	0.94%	$11,272,994	0.70%	2.51%	0.70%	56.34%
Period Ended October 31, 2014 (h)	$13.42	0.07	0.44	0.51	(0.01)	–	(0.01)	$13.92	3.82%	$11,120,577	0.77%	1.94%	0.77%	1.89%
Year Ended July 31, 2014	$12.04	0.27	1.29	1.56	(0.18)	–	(0.18)	$13.42	13.05%	$10,198,392	0.87%	2.14%	0.93%	46.23%
Year Ended July 31, 2013	$10.15	0.27	1.90	2.17	(0.28)	–	(0.28)	$12.04	21.80%	$8,697,861	0.90%	2.48%	1.51%	69.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

174

Notes to Financial Statements

October 31, 2017

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2017, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Bailard Cognitive Value Fund (“Cognitive Value”)

- Nationwide Bailard Technology & Science Fund (“Technology & Science”)

- Nationwide Fund (“Nationwide Fund”)

- Nationwide Geneva Mid Cap Growth Fund (“Mid Cap Growth”)

- Nationwide Growth Fund (“Growth”)

- Nationwide HighMark Large Cap Core Equity Fund (“Large Cap Core Equity”)

- Nationwide HighMark Small Cap Core Fund (“Small Cap Core”)

- Nationwide Loomis All Cap Growth Fund (“All Cap Growth”)

- Nationwide Small Company Growth Fund (“Small Company Growth”)

- Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)

- Nationwide Ziegler Equity Income Fund (“Equity Income”)

The Funds, as applicable, currently offer Class A, Class C, Class M, Class R, Class R6 and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

Effective February 28, 2017, Institutional Class shares were renamed Class R6 shares.

All Cap Growth commenced operations on June 1, 2017.

On November 8, 2017, the Board of Trustees of the Trust (the “Board of Trustees”) approved the termination of HighMark Capital Management, Inc. as subadviser of Nationwide Fund, Large Cap Core Equity and Small Cap Core and approved the appointment of Wellington Management Co., LLP to subadvise Nationwide Fund, Diamond Hill Management, Inc. to subadvise Large Cap Core Equity and WCM Investment Management to subadvise Small Cap Core. The change is effective November 13, 2017 (the “Effective Date”). As of the Effective Date, Large Cap Core Equity was renamed “Nationwide Large Cap Equity Fund” and Small Cap Core was renamed “Nationwide WCM Focused Small Cap Fund”.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”),

175

Notes to Financial Statements (Continued)

October 31, 2017

including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The

176

Notes to Financial Statements (Continued)

October 31, 2017

independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

At October 31, 2017, 100% of the market value of Cognitive Value, Nationwide Fund, and Large Cap Core Equity was determined based on Level 1 inputs.

177

Notes to Financial Statements (Continued)

October 31, 2017

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2017. Please refer to the Statements of Investments for additional information on portfolio holdings.

Technology & Science

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$141,587,580	$—	$—	$141,587,580
Repurchase Agreement	—	776,723	—	776,723
Short-Term Investment	18,779	—	—	18,779
Total	$141,606,359	$776,723	$—	$142,383,082

Mid Cap Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$994,937,511	$—	$—	$994,937,511
Repurchase Agreement	—	11,428,785	—	11,428,785
Short-Term Investments	7,180,529	—	—	7,180,529
Total	$1,002,118,040	$11,428,785	$—	$1,013,546,825

Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$205,120,099	$—	$—	$205,120,099
Exchange Traded Fund	6,498,000	—	—	6,498,000
Rights	—	—	65,962	65,962
Total	$211,618,099	$—	$65,962	$211,684,061

Small Cap Core

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$207,683,529	$—	$—	$207,683,529
Futures Contracts	344	—	—	344
Repurchase Agreement	—	584,497	—	584,497
Short-Term Investments	157,018	—	—	157,018
Total	$207,840,891	$584,497	$—	$208,425,388

All Cap Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$201,008,855	$—	$—	$201,008,855
Repurchase Agreement	—	1,883,667	—	1,883,667
Short-Term Investment	45,541	—	—	45,541
Total	$201,054,396	$1,883,667	$—	$202,938,063

178

Notes to Financial Statements (Continued)

October 31, 2017

Small Company Growth

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$231,094,623	$—	$—	$231,094,623
Repurchase Agreement	—	175,463	—	175,463
Short-Term Investments	5,570,315	—	—	5,570,315
Total	$236,664,938	$175,463	$—	$236,840,401

U.S. Small Cap Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$3,670,892	$—	$—	$3,670,892
Air Freight & Logistics	1,822,364	—	—	1,822,364
Airlines	1,901,996	—	—	1,901,996
Auto Components	2,620,485	—	—	2,620,485
Automobiles	144,894	—	—	144,894
Banks	27,712,599	—	—	27,712,599
Beverages	88,586	—	—	88,586
Biotechnology	1,195,223	—	—	1,195,223
Building Products	2,694,499	—	—	2,694,499
Capital Markets	1,682,140	—	—	1,682,140
Chemicals	4,640,815	—	—	4,640,815
Commercial Services & Supplies	3,448,301	—	—	3,448,301
Communications Equipment	2,834,135	—	—	2,834,135
Construction & Engineering	5,570,355	—	—	5,570,355
Construction Materials	68,138	—	—	68,138
Consumer Finance	2,832,790	—	—	2,832,790
Containers & Packaging	289,708	—	—	289,708
Distributors	208,289	—	—	208,289
Diversified Consumer Services	1,400,866	—	—	1,400,866
Diversified Financial Services	344,835	—	—	344,835
Diversified Telecommunication Services	677,218	—	—	677,218
Electrical Equipment	1,500,359	—	—	1,500,359
Electronic Equipment, Instruments & Components	10,627,672	—	—	10,627,672
Energy Equipment & Services	5,974,249	—	—	5,974,249
Equity Real Estate Investment Trusts (REITs)	271,983	—	—	271,983
Food & Staples Retailing	1,083,969	—	—	1,083,969
Food Products	3,585,696	—	—	3,585,696
Health Care Equipment & Supplies	2,541,614	—	—	2,541,614
Health Care Providers & Services	4,021,917	—	—	4,021,917
Health Care Technology	588,155	—	—	588,155
Hotels, Restaurants & Leisure	3,013,824	—	—	3,013,824
Household Durables	6,305,402	36,405	—	6,341,807
Household Products	337,715	—	—	337,715
Independent Power and Renewable Electricity Producers	1,613,201	—	—	1,613,201
Industrial Conglomerates	89,913	—	—	89,913

179

Notes to Financial Statements (Continued)

October 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Insurance	$12,835,438	$—	$—	$12,835,438
Internet & Direct Marketing Retail	530,477	—	—	530,477
Internet Software & Services	841,641	—	—	841,641
IT Services	1,890,553	—	—	1,890,553
Leisure Products	549,853	—	—	549,853
Life Sciences Tools & Services	591,756	—	—	591,756
Machinery	7,854,352	—	—	7,854,352
Marine	936,404	—	—	936,404
Media	2,487,095	—	—	2,487,095
Metals & Mining	4,332,179	—	—	4,332,179
Multiline Retail	1,654,133	—	—	1,654,133
Oil, Gas & Consumable Fuels	9,581,336	—	—	9,581,336
Paper & Forest Products	1,717,648	—	—	1,717,648
Personal Products	131,815	—	—	131,815
Pharmaceuticals	806,267	—	—	806,267
Professional Services	2,817,119	—	—	2,817,119
Real Estate Management & Development	1,268,659	—	—	1,268,659
Road & Rail	2,860,702	—	—	2,860,702
Semiconductors & Semiconductor Equipment	4,515,929	—	—	4,515,929
Software	797,068	—	—	797,068
Specialty Retail	6,065,647	—	—	6,065,647
Technology Hardware, Storage & Peripherals	694,462	—	—	694,462
Textiles, Apparel & Luxury Goods	1,602,349	—	—	1,602,349
Thrifts & Mortgage Finance	5,802,119	—	—	5,802,119
Tobacco	301,024	—	—	301,024
Trading Companies & Distributors	4,156,133	—	—	4,156,133
Transportation Infrastructure	160,873	—	—	160,873
Water Utilities	49,704	—	—	49,704
Wireless Telecommunication Services	658,605	—	—	658,605
Total Common Stocks	$185,896,137	$36,405	$—	$185,932,542
Repurchase Agreement	$—	$6,241,855	$—	$6,241,855
Rights	—	—	—	—
Short-Term Investment	150,909	—	—	150,909
Total	$186,047,046	$6,278,260	$—	$192,325,306

Equity Income

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$472,635,142	$—	$—	$472,635,142
Exchange Traded Fund	2,838,678	—	—	2,838,678
Repurchase Agreement	—	14,150,294	—	14,150,294
Short-Term Investment	342,111	—	—	342,111
Total	$475,815,931	$14,150,294	$—	$489,966,225

180

Notes to Financial Statements (Continued)

October 31, 2017

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2017, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended October 31, 2017, U.S. Small Cap Value held four common stocks and two rights investments that were categorized as Level 3 investments which were each valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Growth

	Rights	Total
Balance as of 10/31/2016	$—	$—
Accrued Accretion/(Amortization)	—	—
Realized Gains (Losses)	—	—
Change in Unrealized Appreciation/Depreciation	17,150	17,150
Purchases*	—	—
Sales	—	—
Transfers Into Level 3	48,812	48,812
Transfers Out of Level 3	—	—
Balance as of 10/31/2017	$65,962	$65,962
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 10/31/2017**	$17,150	$17,150

U.S. Small Cap Value

	Common Stocks	Rights	Total
Balance as of 10/31/2016	$—	$34,947	$34,947
Accrued Accretion/(Amortization)	—	—	—
Realized Gains (Losses)	—	51,648	51,648
Change in Unrealized Appreciation/Depreciation	—	(36,804)	(36,804)
Purchases*	—	1,857	1,857
Sales	—	(51,648)	(51,648)
Transfers Into Level 3	—	—	—
Transfers Out of Level 3	—	—	—
Balance as of 10/31/2017	$—	$—	$—
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 10/31/2017**	$—	$(1,857)	$(1,857)

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.

**	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

181

Notes to Financial Statements (Continued)

October 31, 2017

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

Nationwide Fund, Large Cap Core Equity and Small Cap Core are subject to equity price risk in the normal course of pursuing their objective(s). Nationwide Fund, Large Cap Core Equity and Small Cap Core entered into financial futures contracts (“futures contracts”) for the purpose of reducing active risk in the portfolio. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

182

Notes to Financial Statements (Continued)

October 31, 2017

Nationwide Fund, Large Cap Core Equity and Small Cap Core Fund’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2017

Nationwide Fund

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$8,339
Total		$8,339

Large Cap Core Equity

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$30,965
Total		$30,965

Small Cap Core

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$344
Total		$344
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017

Nationwide Fund

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$1,069,518
Total	$1,069,518

Large Cap Core Equity

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$190,132
Total	$190,132

183

Notes to Financial Statements (Continued)

October 31, 2017

Small Cap Core

Realized Gains (Losses):	Total
Futures Contracts
Equity risk	$356,965
Total	$356,965

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2017

Nationwide Fund

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$101,191
Total	$101,191

Large Cap Core Equity

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$56,605
Total	$56,605

Small Cap Core

Unrealized Appreciation/Depreciation:	Total
Futures Contracts
Equity risk	$45,318
Total	$45,318

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2017:

Nationwide Fund

Futures Contracts:
Average Notional Balance Long	$9,387,648

Large Cap Core Equity

Futures Contracts:
Average Notional Balance Long	$1,221,819

Small Cap Core

Futures Contracts:
Average Notional Balance Long	$3,795,267

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the

184

Notes to Financial Statements (Continued)

October 31, 2017

Funds’ financial position. At October 31, 2017, Nationwide Fund, Large Cap Core Equity and Small Cap Core have entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	Securities Lending

During the year ended October 31, 2017, Cognitive Value, Technology & Science, Nationwide Fund, Mid Cap Growth, Large Cap Core Equity, Small Cap Core, All C Growth, Small Company Growth, U.S. Small Cap Value and Equity Income entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2017, which were comprised of cash, were as follows:

Fund	Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Technology & Science	$795,502
Mid Cap Growth	11,705,098
Small Cap Core	598,628
All Cap Growth	1,929,208
Small Company Growth	179,705
U.S. Small Cap Value	6,392,764
Equity Income	14,492,405

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal

185

Notes to Financial Statements (Continued)

October 31, 2017

to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2017, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

At October 31, 2017, Cognitive Value, Nationwide Fund and Growth did not have any portfolio securities on loan.

(e)	Joint Repurchase Agreement

During the year ended October 31, 2017, Technology & Science, Nationwide Fund, Mid Cap Growth, Small Cap Core, All Cap Growth, Small Company Growth, U.S. Small Cap Value and Equity Income, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2017, the joint repo on a gross basis was as follows:

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $243,106,888, collateralized by U.S. Treasury Notes, ranging from 1.88% — 2.25%, maturing 1/31/2022 — 2/15/2027; total market value $247,962,381.

186

Notes to Financial Statements (Continued)

October 31, 2017

At October 31, 2017, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Technology & Science	Royal Bank of Canada	$776,723	$—	$776,723	$(776,723)	$—
Mid Cap Growth	Royal Bank of Canada	11,428,785	—	11,428,785	(11,428,785)	—
Small Cap Core	Royal Bank of Canada	584,497	—	584,497	(584,497)	—
All Cap Growth	Royal Bank of Canada	1,883,667	—	1,883,667	(1,883,667)	—
Small Company Growth	Royal Bank of Canada	175,463	—	175,463	(175,463)	—
U.S. Small Cap Value	Royal Bank of Canada	6,241,855	—	6,241,855	(6,241,855)	—
Equity Income	Royal Bank of Canada	14,150,294	—	14,150,294	(14,150,294)	—

Amounts designated as “—” are zero.

*	At October 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

At October 31, 2017, Cognitive Value, Nationwide Fund Growth and Large Cap Core did not invest in any repurchase agreements.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the

187

Notes to Financial Statements (Continued)

October 31, 2017

estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2017 are primarily attributable to investments in real estate investment trusts, investments in passive foreign investments companies (“PFICs”), net operating losses, net operating loss netting to short-term gains, non-taxable dividends, non-deductible expenses, redesignation of distributions, and investments in partnerships. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2017 were as follows:

Fund	Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses) from Investment Transactions
Cognitive Value	$—	$(50,469)	$50,469
Technology & Science	—	178,322	(178,322)
Nationwide Fund	(1)	130,576	(130,575)
Mid Cap Growth	(663,626)	3,764,970	(3,101,344)
Growth	1	(35,661)	35,660
Large Cap Core Equity	—	944	(944)
Small Cap Core	(70,422)	(12,404)	82,826
All Cap Growth	(13,502)	13,502	—
Small Company Growth	—	9,567	(9,567)
U.S. Small Cap Value	1	(88,029)	88,028
Equity Income	—	(369,196)	369,196

Amounts designated as “—” are zero or have been rounded to zero.

188

Notes to Financial Statements (Continued)

October 31, 2017

(h)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each of the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of October 31, 2017, the subadvisers for each Fund were as follows:

Fund	Subadviser
Cognitive Value	Bailard, Inc. (“Bailard”)
Technology & Science	Bailard
Nationwide Fund	HighMark Capital Management, Inc. (“HighMark”)
Mid Cap Growth	Henderson Geneva Capital Management Ltd. (“Henderson Geneva”)
Growth	Boston Advisors, LLC
Large Cap Core Equity	HighMark
Small Cap Core	HighMark
All Cap Growth	Loomis, Sayles & Company, LP (“Loomis Sayles”)

189

Notes to Financial Statements (Continued)

October 31, 2017

Fund	Subadviser
Small Company Growth	Brown Capital Management LLC
U.S. Small Cap Value	Dimensional Fund Advisors LP
Equity Income	Ziegler Capital Management, LLC

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2017, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Cognitive Value	Up to $500 million	0.75%
	$500 million and more	0.70%
Technology & Science	Up to $500 million	0.75%
	$500 million up to $1 billion	0.70%
	$1 billion and more	0.65%
Nationwide Fund	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%
Mid Cap Growth	Up to $250 million	0.75%
	$250 million up to $500 million	0.70%
	$500 million and more	0.65%
Growth	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%
Large Cap Core Equity	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%
Small Cap Core(a)	Up to $500 million	0.84%
	$500 million and more	0.79%
All Cap Growth(b)	Up to $1 billion	0.80%
	$1 billion and more	0.775%
Small Company Growth	Up to $500 million	0.84%
	$500 million and more	0.79%
U.S. Small Cap Value(a)	Up to $500 million	0.84%
	$500 million and more	0.79%
Equity Income	Up to $100 million	0.55%
	$100 million up to $500 million	0.50%
	$500 million and more	0.45%
(a)	For the period from May 1, 2017 through October 31, 2017.
(b)	For the period from June 1, 2017 through October 31, 2017.

190

Notes to Financial Statements (Continued)

October 31, 2017

Prior to May 1, 2017, under the terms of the Investment Advisory Agreement, Small Cap Core and U.S. Small Cap Value paid NFA an investment advisory fee based on that Fund’s average daily net assets according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Small Cap Core	Up to $500 million	0.89%
	$500 million and more	0.84%
U.S. Small Cap Value	Up to $500 million	0.89%
	$500 million and more	0.84%

The Trust and NFA have entered into a written contract waiving 0.045% of investment advisory fees of the Nationwide Fund until March 22, 2018. During the year ended October 31, 2017, the waiver of such investment advisory fees by NFA amounted to $446,708, for which NFA shall not be entitled to later seek recoupment.

For the year ended October 31, 2017, the effective advisory fee rates before and after contractual advisory fee waivers were as follows:

	Effective Advisory Fee Rate Before Contractual* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers and Expense Reimbursements
Cognitive Value	0.75%	N/A	0.75%
Technology & Science	0.75	N/A	0.75
Nationwide Fund	0.58	0.54%	0.54
Mid Cap Growth	0.69	N/A	0.69
Growth	0.60	N/A	0.40
Large Cap Core Equity	0.60	N/A	0.52
Small Cap Core	0.86	N/A	0.86
All Cap Growth	0.79	N/A	0.66
Small Company Growth	0.84	N/A	0.83
U.S. Small Cap Value	0.86	N/A	0.86
Equity Income	0.50	N/A	0.50

N/A — Not Applicable.

*	Please see above for additional information regarding contractual waivers.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a

191

Notes to Financial Statements (Continued)

October 31, 2017

Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 28, 2018.

Fund	Classes	Amount (annual rate)
Cognitive Value	All Classes	1.07%
Technology & Science	All Classes	1.05
Mid Cap Growth	All Classes	0.98
Growth	All Classes	0.65
Large Cap Core Equity	All Classes	0.82	(a)
Small Cap Core	All Classes	1.22
All Cap Growth	All Classes	0.85	(b)
Small Company Growth	All Classes	0.94
U.S. Small Cap Value	All Classes	1.09
Equity Income	All Classes	0.75
(a)	For the period April 1, 2017 through October 31, 2017. Pursuant to an amendment to the Expense Limitation Agreement, the Fund’s class specific expense limitation was replaced with a Fund expense limitation effective April 1, 2017 through February 28, 2018.
(b)	For the period June 1, 2017 (commencement of operations) through October 31, 2017. Pursuant to an amendment to the Expense Limitation Agreement, the Fund’s class specific expense limitation was replaced with a Fund expense limitation effective June 1, 2017 (commencement of operations) through February 28, 2019.

Prior to April 1, 2017, the Trust and NFA had entered into a written Expense Limitation Agreement that limited Large Cap Core Equity’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following amounts:

Fund	Class A	Class C	Class R	Class R6(b)	Institutional Service Class
Large Cap Core Equity(a)	1.22%	1.82%	N/A	0.97%	0.82%

N/A — Not Applicable.

(a)	Effective through March 31, 2017.
(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Prior to October 13, 2017, the Trust and NFA had entered into a written Expense Limitation Agreement that limited Nationwide Fund’s operating expenses, including acquired fund fees and expenses, (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, including acquired fund fees and expenses, fund fees and expenses, short sale dividend expenses, other expenditures which are

192

Notes to Financial Statements (Continued)

October 31, 2017

capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Funds business) from exceeding the amounts listed in the table below.

Fund	Class A	Class C	Class R	Institutional Service Class
Nationwide Fund(a)	0.96%	N/A	N/A	N/A

N/A — Not Applicable.

(a)	Effective through October 12, 2017.

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2017, the cumulative potential reimbursements for the following Funds, listed by the period or year in which NFA waived fees or reimbursed expenses to a Funds are:

Fund	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Period Ended October 31, 2017 Amount		Total
Cognitive Value	$—	$—	$—		$—
Technology & Science(a)	—	—	—		—
Nationwide Fund	—	46,456	—		46,456
Mid Cap Growth(a)	—	—	—		—
Growth	449,982	450,251	405,754		1,305,987
Large Cap Core Equity	4,507	55,533	57,984		118,024
Small Cap Core(a)	—	—	—		—
All Cap Growth	N/A	N/A	69,417	(b)	69,417
Small Company Growth	97,176	44,847	23,498		165,521
U.S. Small Cap Value	6,569	—	—		6,569
Equity Income(a)	—	—	—		—

N/A — Not Applicable.

Amounts designated as “—” are zero or have been rounded to zero.

(a)	NFA has agreed with the Board of Trustees, NFA will not seek recoupment of fees waived prior to April 1, 2016.

(b)	For the period from June 1, 2017 (commencement of operations) through October 31, 2017.

Pursuant to the Expense Limitation Agreement, during the year ended October 31, 2017, Nationwide Fund and U.S. Small Cap Value reimbursed NFA in the amount of $9,550 and $36,736, respectively.

193

Notes to Financial Statements (Continued)

October 31, 2017

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2017, NFM earned $1,690,286 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2017, the Funds’ aggregate portion of such costs amounted to $15,196.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares(a)	Class R Shares(b)
Cognitive Value	0.25%	1.00%	N/A
Technology & Science	0.25	1.00	N/A
Nationwide Fund	0.25	1.00	0.50%
Mid Cap Growth	0.25	1.00	N/A
Growth	0.25	1.00	0.50
Large Cap Core Equity	0.25	1.00	N/A

194

Notes to Financial Statements (Continued)

October 31, 2017

Fund	Class A Shares	Class C Shares(a)	Class R Shares(b)
Small Cap Core	0.25%	1.00%	N/A
All Cap Growth	0.25	N/A	N/A
Small Company Growth	0.25	N/A	N/A
U.S. Small Cap Value	0.25	1.00	N/A
Equity Income	0.25	1.00	N/A

N/A — Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and 0.75% may be a distribution fee.
(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. The Funds’ Class A sales charges range from 0.00% to 5.75% based on the amount of the purchase. During the year ended October 31, 2017, the Funds imposed front-end sales charges of $460,180. From these fees, NFD retained a portion amounting to $63,318.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A and Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2017, the Funds imposed CDSCs of $666. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, Class R, and Institutional Service Class shares of each of the Funds.

For the year ended October 31, 2017, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Class R	Institutional Service Class
Cognitive Value	0.08%	0.10%	N/A	0.13%
Technology & Science	0.08	0.10	N/A	0.11
Nationwide Fund	0.06	0.08	0.25%	0.07
Mid Cap Growth	0.12	0.12	N/A	0.16
Growth	0.06	0.11	0.17	0.21
Large Cap Core Equity	0.12	0.06	N/A	0.13
Small Cap Core	0.11	0.11	N/A	0.09
All Cap Growth	0.19	N/A	N/A	0.24

195

Notes to Financial Statements (Continued)

October 31, 2017

Fund	Class A	Class C	Class R	Institutional Service Class
Small Company Growth	0.13%	N/A	N/A	0.25%
U.S. Small Cap Value	0.10	0.11%	N/A	0.23
Equity Income	0.09	0.08	N/A	0.11

N/A — Not Applicable.

For the year ended October 31, 2017, each Fund’s total administrative services fees were as follows:

Fund	Amount
Cognitive Value	$2,237
Technology & Science	5,295
Nationwide Fund	680,871
Mid Cap Growth	1,121,926
Growth	51,928
Large Cap Core Equity	39,221
Small Cap Core	90,008
All Cap Growth	763
Small Company Growth	496,812
U.S. Small Cap Value	392,810
Equity Income	36,396

As of October 31, 2017, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Cognitive Value	0.01%
Technology & Science	0.28
Nationwide Fund	35.14
Mid Cap Growth	—
Growth	3.27
Large Cap Core Equity	—
Small Cap Core	—
All Cap Growth	65.07
Small Company Growth	86.41
U.S. Small Cap Value	82.10
Equity Income	91.61

Amounts designated as “—” are zero or have been rounded to zero.

4.  Line of Credit, Interfund Lending and Earnings Credit

The Trust and NVIT (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the

196

Notes to Financial Statements (Continued)

October 31, 2017

meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held or owing by such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended October 31, 2017, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2017, none of the Funds engaged in interfund lending.

5.  Investment Transactions

For the year ended October 31, 2017, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Cognitive Value	$109,013,956	$113,284,442
Technology & Science	31,876,468	38,114,582
Nationwide Fund	778,542,193	866,344,005
Mid Cap Growth	235,071,666	418,272,837
Growth	166,433,618	193,879,508
Large Cap Core Equity	59,425,110	73,831,108
Small Cap Core	197,288,169	164,653,874
All Cap Growth	202,549,065	13,169,423
Small Company Growth	30,992,623	33,777,948
U.S. Small Cap Value	70,700,900	79,660,825
Equity Income	386,454,779	740,933,553
*	Includes purchases and sales of long-term U.S. Government securities, if any.

197

Notes to Financial Statements (Continued)

October 31, 2017

6.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to

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Notes to Financial Statements (Continued)

October 31, 2017

enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Funds’ financial statements for the year ended October 31, 2017.

9.  Other

As of October 31, 2017, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Cognitive Value	65.52%	1
Technology & Science	64.68	1
Nationwide Fund	29.83	2	(a)
Mid Cap Growth	42.70	2
Growth	—	—
Large Cap Core Equity	67.69	3
Small Cap Core	66.17	4
All Cap Growth	95.70	4	(a)
Small Company Growth	83.27	2	(a)
U.S. Small Cap Value	74.13	2	(a)
Equity Income	32.19	2	(a)

Amounts designated as “—” are zero or have been rounded to zero.

(a)	All or a portion of the accounts are the accounts of affiliated funds.

10.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Funds’ Statement of Operations. During the year ended October 31, 2017, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Cognitive Value	$—
Technology & Science	—
Nationwide Fund	231,934
Mid Cap Growth	15,306
Growth	—
Large Cap Core Equity	11,688
Small Cap Core	49,613
All Cap Growth	683

199

Notes to Financial Statements (Continued)

October 31, 2017

Fund	Amount
Small Company Growth	$9,613
U.S. Small Cap Value	—
Equity Income	34,456

Amounts designated as “—” are zero or have been rounded to zero.

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Cognitive Value	$654,725	$—	$654,725	$—	$654,725
Technology & Science	222,396	7,513,715	7,736,111	—	7,736,111
Nationwide Fund	12,177,547	29,332,234	41,509,781	—	41,509,781
Mid Cap Growth	—	80,079,835	80,079,835	—	80,079,835
Growth	758,005	9,367,939	10,125,944	—	10,125,944
Large Cap Core Equity	938,907	5,240,111	6,179,018	—	6,179,018
Small Cap Core	107,554	196,855	304,409	—	304,409
Small Company Growth	2,434,342	3,665,126	6,099,468	—	6,099,468
U.S. Small Cap Value	1,344,839	5,969,005	7,313,844	—	7,313,844
Equity Income	20,351,602	536,915	20,888,517	—	20,888,517
Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Cognitive Value	$785,708	$—	$785,708	$—	$785,708
Technology and Science	419,342	8,042,966	8,462,308	—	8,462,308
Nationwide Fund	11,112,790	23,885,157	34,997,947	—	34,997,947
Mid Cap Growth	—	122,099,459	122,099,459	—	122,099,459
Growth	1,249,803	9,500,252	10,750,055	—	10,750,055
Large Cap Core Equity	741,811	5,709,577	6,451,388	—	6,451,388
Small Cap Core	420,213	4,071,791	4,492,004	156,969	4,648,973
Small Company Growth	247,676	4,152,984	4,400,660	—	4,400,660
U.S. Small Cap Value	1,550,272	11,334,884	12,885,156	—	12,885,156
Equity Income	16,919,492	7,765,473	24,684,965	—	24,684,965

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

200

Notes to Financial Statements (Continued)

October 31, 2017

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Cognitive Value	$182,876	$9,664,255	$9,847,131	$—	$—	$16,910,390	$26,757,521
Technology & Science	1,005,507	12,453,876	13,459,383	—	—	76,349,036	89,808,419
Nationwide Fund	29,431,934	59,685,584	89,117,518	—	—	202,088,328	291,205,846
Mid Cap Growth	—	104,611,398	104,611,398	—	(2,276,594)	258,849,928	361,184,732
Growth	3,557,526	16,467,189	20,024,715	—	—	45,777,897	65,802,612
Large Cap Core Equity	1,471,381	5,497,476	6,968,857	—	—	15,593,813	22,562,670
Small Cap Core	266,063	15,288,440	15,554,503	—	—	35,511,188	51,065,691
All Cap Growth	905,710	—	905,710	—	—	10,779,215	11,684,925
Small Company Growth	—	7,682,843	7,682,843	—	(1,550,180)	54,798,256	60,930,919
U.S. Small Cap Value	3,615,274	13,464,843	17,080,117	—	—	30,934,094	48,014,211
Equity Income	—	36,482,633	36,482,633	—	—	94,304,561	130,787,194

Amounts designated as “—” are zero or have rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Cognitive Value	$81,455,518	$18,700,298	$(1,789,908)	$16,910,390
Technology & Science	66,034,046	76,884,737	(535,701)	76,349,036
Nationwide Fund	824,984,212	202,090,490	—	202,090,490
Mid Cap Growth	754,696,897	272,639,429	(13,789,501)	258,849,928
Growth	165,906,164	48,295,088	(2,517,191)	45,777,897
Large Cap Core Equity	56,188,676	15,921,327	(327,514)	15,593,813
Small Cap Core	172,914,200	38,039,492	(2,528,304)	35,511,188
All Cap Growth	192,158,848	13,190,014	(2,410,799)	10,779,215

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Notes to Financial Statements (Continued)

October 31, 2017

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Small Company Growth	$182,042,145	$64,645,658	$(9,847,402)	$54,798,256
U.S. Small Cap Value	161,391,212	47,905,705	(16,971,611)	30,934,094
Equity Income	395,661,664	100,043,001	(5,738,440)	94,304,561

Amount designated as “—” is zero or has rounded to zero.

During the year ended October 31, 2017, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
Cognitive Value	$1,388,520	$—
Small Cap Core	3,034,001	—
Equity Income	13,776,887	—

Amounts designated as “—” are zero or have rounded to zero.

Deferred late year losses represent ordinary losses realized on investment transactions from January 1, 2017 through October 31, 2017, that in accordance with federal income tax regulations Mid Cap Growth and Small Company Growth have elected to defer and treat as having arisen on the first day of the following fiscal year. For the year ended October 31, 2017, the Mid Cap Growth and Small Company Growth elected to defer late year losses in the amounts of $2,276,594 and $1,550,180, respectively.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

202

Report of Independent Registered Public Accounting Firm

October 31, 2017

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of the Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Growth Fund, Nationwide Large Cap Equity Fund, Nationwide WCM Focused Small Cap Fund, Nationwide Loomis All Cap Growth Fund, Nationwide Small Company Growth Fund, Nationwide U.S. Small Cap Value Fund and Nationwide Ziegler Equity Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide Growth Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Small Cap Core Fund, Nationwide Loomis All Cap Growth Fund, Nationwide Small Company Growth Fund, Nationwide U.S. Small Cap Value Fund and Nationwide Ziegler Equity Income Fund (eleven series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) as of October 31, 2017, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for Nationwide Fund, Nationwide Growth Fund, Nationwide Small Company Growth Fund and Nationwide U.S. Small Cap Value Fund, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, for the period August 1, 2014 through October 31, 2014 and for the year ended July 31, 2014 for Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Small Cap Core Fund and Nationwide Ziegler Equity Income Fund, the results of operations, the changes in net assets and the financial highlights for the period June 1, 2017 (commencement of operations) through October 31, 2017 for Nationwide Loomis All Cap Growth Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinions.

The financial statements of Nationwide Bailard Cognitive Value Fund, Nationwide Bailard Technology & Science Fund, Nationwide Geneva Mid Cap Growth Fund, Nationwide HighMark Large Cap Core Equity Fund, Nationwide HighMark Small Cap Core Fund and Nationwide Ziegler Equity

203

Report of Independent Registered Public Accounting Firm (Continued)

October 31, 2017

Income Fund, as of and for the year ended July 31, 2013 and the financial highlights for each of the periods ended on or prior to July 31, 2013 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 25, 2013 expressed an unqualified opinion on those financial statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2017

204

Supplemental Information

October 31, 2017

Nationwide Loomis All Cap Growth Fund — Initial Approval of Advisory Agreements

Summary of Factors Considered by the Board

At the March 8, 2017 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide Loomis All Cap Growth Fund (formerly, the Nationwide All Cap Growth Fund) (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Loomis, Sayles & Company, L.P. (“Loomis”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to the Fund and Loomis in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Advisory Agreements.

In making their determinations, the Trustees took into account information provided to them as to Loomis, including information relating to Loomis’s investment strategy and process. The Trustees also considered the experience of the investment personnel of Loomis that would be managing the Fund. The Trustees considered information concerning the past performance record of Loomis managing investment strategies comparable to the strategy it would use in managing the Fund’s assets. The Trustees considered the services proposed to be provided by NFA to the Fund and its process for selecting and overseeing subadvisers, and the basis on which NFA determined to propose Loomis to serve as subadviser to the Fund.

The Board considered the advisory fee NFA proposed for the Fund. The Board noted NFA’s statement that NFA had created a customized peer group for comparison, comprised of all of the funds in the Lipper Multi-Cap Growth category, and considered comparative information for the proposed advisory fee in relation to that peer group. The Board considered that NFA had agreed to an initial expense cap for the Fund and that after giving effect to the cap, the Fund’s total expense ratio for Class R6 shares would be 0.85%, which is at the 46th percentile of the customized peer group. The Board also considered that the non-compensatory terms of the Advisory Agreements are substantially similar in all material respects to the terms of advisory and subadvisory agreements that the Trust currently has in place for other Nationwide Funds.

The Board considered that the Fund’s proposed fee schedule to the Advisory Agreement with NFA included a breakpoint, which would reduce the subadvisory fees charged by NFA as assets attributable to the portion of the Fund’s assets grow in excess of a specified level. The Board also considered that the Fund’s proposed subadvisory fee schedule with Loomis includes a breakpoint, which would reduce the subadvisory fees charged to NFA as the Fund’s assets, the assets of another Nationwide Fund managed by Loomis, and the assets in another Nationwide account managed by Loomis, grow in the aggregate in excess of that same specified level.

The Board determined to defer any review of potential fallout benefits of the Advisory Agreements to NFA and Loomis, if any, until the Fund had been in operation for a reasonable period of time. No information was presented to the Board regarding the expected profitability of the Advisory Agreements.

Based on these and other considerations, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, determined that the services to be provided by NFA and Loomis and the fees to be paid to NFA and Loomis each appeared on the basis of the information presented to be acceptable, and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

205

Supplemental Information

October 31, 2017 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2017 Form 1099-DIV.

For the taxable year ended October 31, 2017, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Cognitive Value	100.00%
Technology & Science	99.42%
Nationwide Fund	61.22%
Growth	59.48%
Large Cap Core Equity	82.70%
Small Cap Core	100.00%
Small Company Growth	100.00%
U.S. Small Cap Value	87.18%
Equity Income	98.13%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Technology & Science	$7,513,715
Nationwide Fund	29,332,234
Mid Cap Growth	80,079,835
Growth	9,367,939
Large Cap Core Equity	5,240,111
Small Cap Core	196,855
Small Company Growth	3,665,126
U.S. Small Cap Value	5,969,005
Equity Income	536,915

206

Management Information

October 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 53 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	113

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	113

207

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	113

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	113

208

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

209

Management Information (Continued)

October 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	113
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

210

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

211

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that measures the performance of U.S. dollar-denominated tax-exempt bonds with maturities of seven years, including state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays Global Aggregate Bond Index (hedged to USD): An unmanaged index that measures global investment-grade debt, including Treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers, with a remaining maturity of at least one year. Performance is calculated and hedged in U.S. dollars.

Bloomberg Barclays U.S. Municipal Bond Index: An unmanaged index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds, serves as a broad market performance index for the tax exempt bond market.

Bloomberg Barclays U.S. Government/Credit 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency) with maturities of one year or more); generally representative of the bond market as a whole.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury with a remaining maturity of at least one year; a subset of the Global Inflation-Linked Index (Series-L).

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill). ©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

ICE BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

212

Market Index Definitions (cont.)

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

ICE BofAML US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated corporate bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

213

Market Index Definitions (cont.)

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe; includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

214

Market Index Definitions (cont.)

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

215

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities their principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up process: A method of investing that involves the selection of equity securities based on their individual attributes regardless of broader national or economic factors.

Common stock: Securities representing shares of ownership in a corporation.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Frontier market countries typically are emerging market countries that are considered to be among the smallest, least mature and least liquid.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

216

Glossary (cont.)

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and the securities’ principal at maturity.

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for cash the values of contracts based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give holders the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

217

Glossary (cont.)

Repurchase agreement: An agreement under which a fund enters into a contract with a broker-dealer or a bank for the purchase of securities, and in return the broker-dealer or bank agrees to repurchase the same securities at a specified date and price.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., the securities are priced at less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

218

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Oh. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. © 2017

AR-CEQ (12/17)

Annual Report

October 31, 2017

Nationwide Mutual Funds

Equity Funds

Nationwide Geneva Small Cap Growth Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

October 31, 2017

Dear Investor,

During the annual period ended October 31, 2017, investor attention was focused largely on corporate and economic fundamentals, which continue to improve and helped the S&P 500® Index deliver positive returns in every month during the period and 23.63% overall. Earnings have strengthened and economic growth has picked up, both domestically and overseas.

While the U.S. economic expansion is now in its ninth year and therefore in a late-stage maturation period of the business cycle, many developed and emerging market economies are in earlier stages of the cycle and have more potential for growth. In fact, developed market stocks rose strongly last quarter and are on track for their best year since 2009.

Tax reform continues to make headlines and capture investor attention. Although there still might be a ways to go and some pundits are generally less optimistic than investors on the prospects for tax cuts, a reduction in the effective tax rate could boost corporate earnings and potentially lift stock prices further.

After the reporting period, we were excited to announce new subadvisers for eight Nationwide Funds that were previously managed by HighMark Capital Management, Inc., which is exiting the subadvisory business. These new subadvisers bring compelling investment processes and expertise that we hope will help fulfill investor expectations.

Finding the best subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe these new subadvisers will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed, and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both domestic and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual reporting period ended October 31, 2017, equity markets rallied; returns were driven by an improving economic and earnings environment teamed with optimism for pro-growth policies put forth by the new U.S. presidential administration. Fixed-income returns, however, were mixed on higher long-term rates and narrowing credit spreads. Domestic equities were quite strong, with the S&P 500® Index (S&P 500) returning 23.63% for the reporting period and establishing monthly closing highs in 11 of the 12 months. International markets also rallied on a strong economic rebound, improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 23.44% for the period, while the MSCI Emerging Markets® Index surpassed that with 26.45%.

In the United States, equity markets showed consistent and stable growth throughout the period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved overall throughout the period, with 1.8% in the fourth calendar quarter of 2016, 1.2% in the first quarter of 2017, 3.1% in the second quarter and 3.0% in the third quarter. The latter half of the reporting period marked the first consecutive quarters since 2014 with 3% growth. Expectations are for moderating GDP growth, with consensus estimates for 2.7%, 2.1% and 2.2% in the next three quarters. Corporate profits served as a key driver to equity returns, with S&P 500 earnings growth of 5%, 14%, 11% and 6%, respectively, for the quarters of the period. Expectations are for continued growth, with estimates of 10% for each of the next three quarters.

The Federal Reserve (the Fed) slightly accelerated its pace for federal funds rate increases, moving to raise rates by 0.25% in December 2016 as well as March and June of 2017. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target an additional hike in December of 2017 and three additional hikes in 2018. Long-term interest rates were volatile during the period, spiking initially in anticipation of inflation driven by the pro-growth initiatives of the Trump

administration. Rates moderated between inauguration day (January 20, 2017) and August, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 months.

Entering the reporting period, the S&P 500 had experienced a near four-month stretch of weakness during the summer and early fall of 2016, as investors were unwilling to commit ahead of the U.S. presidential election. Immediately following the election, investors aggressively bought equities, in light of broad optimism that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns for the S&P 500 were positive in each of the 12 months of the period; the highest return was 4.0% in February 2017, and the lowest was 0.1% in March. The best-performing sectors were technology, financials and industrials, while the weakest were telecommunications, energy and consumer staples. Small-capitalization stocks substantially outperformed large, while growth outperformed value.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from an extended time of underperformance in recent years. Between 2010 and mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since then, the MSCI EAFE has outperformed in five of the past six quarters. With news about Brexit and worries stabilizing in regard to the populist wave in Europe, investors turned their focus to the

2

Economic Review (cont.)

acceleration in economic data and corporate profits. Foreign central banks continued to be aggressively stimulative, in contrast to the Fed’s tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short and long ends of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield rose from 1.82% to 2.37%, though it was lower than the high of 2.62% seen in mid-March 2017. Short- and long-term rates rose roughly in line, with the spread between 10-year and 2-year Treasury bonds narrowing by 0.2%.

Index	Annual Total Return (as of October 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.67%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-1.76%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	5.78%
Bloomberg Barclays Municipal Bond	2.19%
Bloomberg Barclays U.S. Aggregate Bond	0.90%
Bloomberg Barclays U.S. Corporate High Yield	8.92%
MSCI EAFE®	23.44%
MSCI Emerging Markets®	26.45%
MSCI World ex USA	22.74%
Russell 1000® Growth	29.71%
Russell 1000® Value	17.78%
Russell 2000®	27.85%
S&P 500®	23.63%

Source: Morningstar

3

Fund Commentary	Nationwide Geneva Small Cap Growth Fund

For the annual period ended October 31, 2017, the Nationwide Geneva Small Cap Growth Fund (Institutional Service Class) returned 31.85% versus 31.00% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Growth Funds (consisting of 550 funds as of October 31, 2017) was 28.96% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Many investors are perplexed that the major U.S. stock indexes are near all-time highs despite obvious concerns. Such concerns include a flattening of housing starts and auto sales, lackluster personal income growth, a tightening Federal Reserve (Fed) driving rates higher, extended equity valuations and political chaos. So why the investor enthusiasm for stocks? Perhaps it’s the concurrent acceleration of the Chinese, Japanese and European economies, the weaker U.S. dollar, improving earnings growth for domestic companies or movement toward tax reform. Irrespective of the reasons, as investors, we must look forward through an unbiased lens and determine directionally where the market is headed and how to position our strategies therein. While the market has been unquestionably strong year to date, we still feel the pressure is to the upside for the next 12-18 months. The strength of the September corporate credit issuance underlies insatiable demand for yield. It’s important to remember, sentiment does not end equity bull markets, but credit bear markets do, and there is no sign of the latter in sight.

From a quality perspective, the one-year reporting period was driven by low-quality companies; those rated as B or worse by Standard & Poor’s returned 19.46% versus high-quality companies, those rated B+ or better, returning 16.15%. Illustrating the point more forcefully was the 23.93% return of C and D rated companies versus the 10.20% return of A+ rated companies. Factor attribution data within the Russell 2000 Growth Index was mixed, with some factors indicating a bias toward high quality, while others indicated a bias for low quality. Of note was the outperformance of high beta, which significantly outperformed during the period; this indicates a bias toward lower-quality companies.

At the sector level, contributing to performance were the Technology, Health Care and Producer Durables sectors. The strength in Technology was the result of strong stock selection in the computer services and software industry, but this was counteracted by weakness as the result of an underweight to Semiconductors. The strength in Health Care was due to strong stock selection in medical & dental instruments and medical equipment. The outperformance in Producer Durables was the result of an overweight position versus the benchmark and better-than-average stock selection within this sector. Detracting from performance were Consumer Discretionary and Utilities. Within Consumer Discretionary, the underperformance was due to stock selection within specialty retail and textiles. The underperformance in Utilities was due to an underweight position in that sector.

At the stock level, the greatest contributors were Cognex, Panera Bread Co. and Barnes Group. Cognex was a strong performer during the period and reported good results. Valuation continues to move higher, given increased machine-vision content and market share gains. Third quarter guidance for sales growth was 70% to 75% year over year (underpinned by one large consumer electronic order), which should drive significant leverage for the company. An overall increase in factory automation penetration should continue to drive industrial machine-vision systems demand, providing a strong secular tailwind for Cognex. Panera Bread Co. performed well, as the company was acquired by JAB. Barnes Group was another top performer during the period; the company is benefiting from the acceleration in the industrial economy and strength in the aerospace segment, which has been growing nearly 15% year over year. Detracting from performance were Hibbett Sports, Nautilus and Chuy’s Holdings. Hibbett Sports was the greatest detractor from performance during the period and struggled to perform, given the fast-changing environment in retail. The company had underinvested in technology over the past few

4

Fund Commentary (cont.)	Nationwide Geneva Small Cap Growth Fund

years and the recent upgrades proved to be too little, too late. The company was sold from the Fund during the period. Nautilus also underperformed during the period; the company develops and manufactures home exercise equipment, and the past few quarters have proven to be difficult. The company noted a difficult environment for direct marketing spend in fourth quarter 2016, given the U.S. presidential election, and in 2017 new product rollout has gone more slowly than expected. Chuy’s was another underperformer in the strategy; this company wasn’t immune to the general malaise in the casual dining segment, and as a result the stock suffered. The company struggled with disappointing same-store sales, increased labor costs and a negative impact from the hurricanes in Texas and Florida, which disproportionately impacted the company, given its store base.

Global equity markets continued to perform well on the back of a strengthening global economy and improving consumer sentiment. Third-quarter 2017 performance was once again driven by low-quality companies, as the summer is characterized by low volume and markets that are more influenced by macroeconomic events rather than company fundamentals. For much of the summer, the expectation for tighter monetary policy here in the U.S. seemed to diminish as inflation data came in weaker than expected and various Fed governors seemed to be taking a more dovish tone. During September, this changed with stronger inflation data and the Fed’s unveiling of a plan to shrink the balance sheet and inferring a faster pace of rate increases. This more hawkish approach benefited high-quality companies toward the end of the quarter and will be beneficial for Geneva’s style of investing into next year. The wild card remains who the U.S. president will nominate to be the next Fed Chair once Janet Yellen’s term is up at the end of January 2018; it’s difficult to envision the president nominating someone more dovish than Ms. Yellen, although the uncertainty surrounding this nomination could cause some weakness as investors don’t typically welcome uncertainty. Also impacting the near-term outlook are the prospects for tax legislation. At this juncture, it’s too early to tell if the Republican proposal has the ability to attract enough votes, but the president seems to be taking a different approach than he did on health care, and investors are beginning to acknowledge the chance that some legislation will be passed this year. If that’s the case and Congress is able to meaningfully lower the corporate rate and reduce complexity in the tax code, then U.S. equity markets should rally, and it would be especially meaningful to those companies who pay high marginal rates, namely small- and mid-cap companies.

The Fund did not utilize derivatives during the reporting period.

Subadviser:

Geneva Capital Management LLC

Portfolio Managers:

Amy S. Croen, CFA; José Muñoz*, CFA; William A. Priebe, CFA; and William S. Priebe

*José Muñoz became a portfolio manager for the Fund on July 20, 2017.

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Geneva Small Cap Growth Fund

Asset Allocation†

Common Stocks	95.9%
Short-Term Investments	2.1%
Repurchase Agreement	1.0%
Other assets in excess of liabilities	1.0%
100.0%

Top Industries††

Health Care Equipment & Supplies	15.1%
Software	14.2%
Machinery	8.6%
Banks	5.6%
Health Care Technology	4.2%
Chemicals	3.5%
Capital Markets	3.4%
Electronic Equipment, Instruments & Components	3.4%
Internet Software & Services	3.3%
Road & Rail	2.7%
Other Industries*	36.0%
100.0%

Top Holdings††

ABIOMED, Inc.	4.0%
Blackbaud, Inc.	2.9%
Cantel Medical Corp.	2.9%
Tyler Technologies, Inc.	2.7%
Medidata Solutions, Inc.	2.6%
Healthcare Services Group, Inc.	2.5%
Neogen Corp.	2.4%
Bright Horizons Family Solutions, Inc.	2.4%
Bank of the Ozarks, Inc.	2.4%
Paycom Software, Inc.	2.2%
Other Holdings*	73.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

6

Fund Performance	Nationwide Geneva Small Cap Growth Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	Inception
Class A1	w/o SC2	31.48%	15.36%	16.62%	[3]
	w/ SC4	23.91%	14.06%	15.84%	[3]
Class C1	w/o SC2	30.55%	14.58%	15.87%	[3]
	w/ SC5	29.55%	N/A	N/A
Class R6[6,7]		31.96%	N/A	11.25%	[8]
Institutional Service Class[1,6,9]		31.85%	15.67%	16.93%	[3]
Russell 2000® Growth Index		31.00%	15.36%	15.35%
CPI		2.04%	1.29%	1.62%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Since inception date of June 12, 2009.

[4]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[5]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[8]	Since inception date of September 18, 2013.

[9]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	1.30%
Class C	2.02%
Class R6[1]	0.93%
Institutional Service Class	1.03%

^	Current effective prospectus dated May 24, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

7

Fund Performance (cont.)	Nationwide Geneva Small Cap Growth Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Geneva Small Cap Growth Fund since inception* through 10/31/17 versus the Russell 2000® Growth Index and the Consumer Price Index (CPI). Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

*	The inception date for the Nationwide Geneva Small Cap Growth Fund is 9/16/13. Performance prior to that date is based on the since-inception performance of Fiduciary Class shares of the Fund’s predecessor fund, the HighMark Geneva Small Cap Growth Fund.

8

Shareholder Expense Example	Nationwide Geneva Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Geneva Small Cap Growth Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/2017 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,112.10	6.76	1.27
	Hypothetical	(a)(b)	1,000.00	1,018.80	6.46	1.27
Class C Shares	Actual	(a)	1,000.00	1,108.00	10.52	1.98
	Hypothetical	(a)(b)	1,000.00	1,015.22	10.06	1.98
Class R6 Shares(c)	Actual	(a)	1,000.00	1,114.20	4.80	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.67	4.58	0.90
Institutional Service Class Shares	Actual	(a)	1,000.00	1,113.70	5.33	1.00
	Hypothetical	(a)(b)	1,000.00	1,020.16	5.09	1.00

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

9

Statement of Investments

October 31, 2017

Nationwide Geneva Small Cap Growth Fund

Common Stocks 95.9%

	Shares	Value

Airlines 1.5%
Allegiant Travel Co.	80,624	$10,997,114

Auto Components 2.7%
Dorman Products, Inc.*	141,504	9,779,341
Fox Factory Holding Corp.*	222,716	9,476,566

		19,255,907

Banks 5.5%
Bank of the Ozarks, Inc.	361,516	16,853,876
Pacific Premier Bancorp, Inc.*	233,358	9,427,663
Texas Capital Bancshares, Inc.*	159,721	13,743,992

		40,025,531

Biotechnology 0.9%
Ligand Pharmaceuticals, Inc.*	44,778	6,508,482

Building Products 2.7%
AAON, Inc.	246,574	8,630,090
Trex Co., Inc.*	96,608	10,573,746

		19,203,836

Capital Markets 3.4%
FactSet Research Systems, Inc.	46,306	8,792,120
MarketAxess Holdings, Inc.	90,732	15,787,368

		24,579,488

Chemicals 3.5%
Balchem Corp.	151,494	12,769,429
Sensient Technologies Corp.	165,127	12,557,909

		25,327,338

Commercial Services & Supplies 2.4%
Healthcare Services Group, Inc.	335,190	17,728,199

Diversified Consumer Services 2.4%
Bright Horizons Family Solutions, Inc.*	197,565	17,049,859

Electronic Equipment, Instruments & Components 3.3%
Cognex Corp.	103,610	12,759,572
ePlus, Inc.*	119,174	11,393,034

		24,152,606

Food Products 1.6%
J&J Snack Foods Corp.	85,325	11,362,730

Health Care Equipment & Supplies 14.9%
ABIOMED, Inc.*	149,496	28,840,768
Cantel Medical Corp.	212,021	20,795,020
Globus Medical, Inc., Class A*	327,668	10,442,779
LeMaitre Vascular, Inc.	231,241	7,402,025
Masimo Corp.*	166,537	14,615,287
Natus Medical, Inc.*	208,965	8,860,116
Neogen Corp.*	212,961	17,079,472

		108,035,467

Health Care Providers & Services 1.5%
HealthEquity, Inc.*	211,316	10,612,289

Common Stocks (continued)

	Shares	Value

Health Care Technology 4.2%
Medidata Solutions, Inc.*	248,454	$18,691,195
Omnicell, Inc.* (a)	235,879	11,746,774

		30,437,969

Hotels, Restaurants & Leisure 2.3%
Chuy’s Holdings, Inc.*	196,267	4,416,007
Texas Roadhouse, Inc.	249,865	12,495,749

		16,911,756

Internet Software & Services 3.3%
Alarm.com Holdings, Inc.*	201,796	9,419,837
Envestnet, Inc.*	267,847	14,303,030

		23,722,867

IT Services 1.8%
ExlService Holdings, Inc.*	209,788	13,094,967

Leisure Products 0.7%
Nautilus, Inc.*	412,406	5,361,278

Life Sciences Tools & Services 2.1%
Bio-Techne Corp.	115,295	15,105,951

Machinery 8.5%
Barnes Group, Inc.	203,089	13,219,063
Donaldson Co., Inc.	246,574	11,640,759
Middleby Corp. (The)*	105,775	12,259,322
Proto Labs, Inc.*	111,887	9,762,141
RBC Bearings, Inc.*	116,588	14,435,926

		61,317,211

Multiline Retail 1.1%
Ollie’s Bargain Outlet Holdings, Inc.*	171,463	7,655,823

Pharmaceuticals 0.9%
Supernus Pharmaceuticals, Inc.*	160,778	6,688,365

Professional Services 1.7%
Exponent, Inc.	166,537	12,298,757

Road & Rail 2.7%
Genesee & Wyoming, Inc., Class A*	130,221	9,347,263
Marten Transport Ltd.	521,472	10,246,925

		19,594,188

Semiconductors & Semiconductor Equipment 1.4%
Monolithic Power Systems, Inc.	84,768	10,313,723

Software 14.0%
Blackbaud, Inc.	205,322	20,799,119
Bottomline Technologies de, Inc.*	316,856	10,316,831
Callidus Software, Inc.*	267,847	6,789,921
Ellie Mae, Inc.* (a)	91,907	8,267,035
Fair Isaac Corp.	91,319	13,255,866
Paycom Software, Inc.* (a)	192,394	15,814,787
Tyler Technologies, Inc.*	107,068	18,982,086
Ultimate Software Group, Inc. (The)*	35,729	7,238,338

		101,463,983

10

Statement of Investments (Continued)

October 31, 2017

Nationwide Geneva Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares	Value

Specialty Retail 1.2%
Monro, Inc. (a)	168,653	$8,323,026

Technology Hardware, Storage & Peripherals 1.0%
Electronics For Imaging, Inc.*	237,759	7,337,243

Thrifts & Mortgage Finance 1.1%
BofI Holding, Inc.*	301,460	8,109,274

Trading Companies & Distributors 1.6%
Beacon Roofing Supply, Inc.*	203,676	11,285,687

Total Common Stocks (cost $536,970,993)		693,860,914

Short-Term Investments 2.1%
Money Market Fund 2.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96% (b)(c)	179,005	179,005
Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class, 1.22% (b)	15,235,609	15,240,180

Total Short-Term Investment (cost $15,419,522)		15,419,185

Repurchase Agreement 1.0%

	Principal Amount

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $7,404,184, collateralized by U.S. Treasury Notes, ranging from 1.88% — 2.25%, maturing 1/31/2022 — 2/15/2027; total market value $7,552,066. (c)(d)	$7,403,975	7,403,975

Total Repurchase Agreement (cost $7,403,975)		7,403,975

Total Investments (cost $559,794,490) — 99.0%		716,684,074

Other assets in excess of liabilities — 1.0%		7,208,360

NET ASSETS — 100.0%		$723,892,434

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $32,979,146, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $179,005 and $7,403,975, respectively, and by $25,413,391 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.88% – 6.50%, and maturity dates ranging from 3/31/2018 – 8/15/2047; a total value of $32,996,371.

(b)	Represents 7-day effective yield as of October 31, 2017.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $7,582,980.

(d)	Please refer to Note 2(c) for additional information on the joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

October 31, 2017

Nationwide Geneva Small Cap Growth Fund
Assets:
Investment securities, at value* (cost $552,390,515)	$709,280,099
Repurchase agreement, at value (cost $7,403,975)	7,403,975
Cash	15,000,000
Interest and dividends receivable	27,350
Security lending income receivable	4,610
Receivable for investments sold	722,893
Receivable for capital shares issued	1,735,371
Prepaid expenses	40,023

Total Assets	734,214,321

Liabilities:
Payable for investments purchased	1,406,078
Payable for capital shares redeemed	586,876
Payable upon return of securities loaned (Note 2)	7,582,980
Accrued expenses and other payables:
Investment advisory fees	481,895
Fund administration fees	27,431
Distribution fees	59,669
Administrative servicing fees	121,767
Accounting and transfer agent fees	10,502
Trustee fees	1,578
Custodian fees	2,090
Compliance program costs (Note 3)	361
Professional fees	24,881
Printing fees	13,569
Other	2,210

Total Liabilities	10,321,887

Net Assets	$723,892,434

Represented by:
Capital	$538,332,963
Accumulated net investment loss	(3,257,312)
Accumulated net realized gains from investment securities	31,927,199
Net unrealized appreciation/(depreciation) in investment securities	156,889,584

Net Assets	$723,892,434

Net Assets:
Class A Shares	$108,399,265
Class C Shares	43,511,654
Class R6 Shares	64,816,478
Institutional Service Class Shares	507,165,037

Total	$723,892,434

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,933,924
Class C Shares	825,104
Class R6 Shares	1,122,124
Institutional Service Class Shares	8,820,598

Total	12,701,750

12

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Geneva Small Cap Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$56.05
Class C Shares (b)	$52.73
Class R6 Shares	$57.76
Institutional Service Class Shares	$57.50
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$59.47

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $32,979,146 (Note 2).
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Geneva Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$2,401,025
Interest income	121,651
Income from securities lending (Note 2)	65,056

Total Income	2,587,732

EXPENSES:
Investment advisory fees	4,691,399
Fund administration fees	209,667
Distribution fees Class A	232,786
Distribution fees Class C	373,429
Administrative servicing fees Class A	113,346
Administrative servicing fees Class C	33,367
Administrative servicing fees Institutional Service Class	424,746
Registration and filing fees	85,611
Professional fees	53,445
Printing fees	73,034
Trustee fees	17,000
Custodian fees	20,537
Accounting and transfer agent fees	67,784
Compliance program costs (Note 3)	2,632
Other	17,297

Total Expenses	6,416,080

NET INVESTMENT LOSS	(3,828,348)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	35,361,158
Net change in unrealized appreciation/depreciation in the value of investment securities	124,448,597

Net realized/unrealized gains	159,809,755

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$155,981,407

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	Nationwide Geneva Small Cap Growth Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment loss	$(3,828,348)	$(2,564,408)
Net realized gains	35,361,158	737,630
Net change in unrealized appreciation/depreciation	124,448,597	3,076,416

Change in net assets resulting from operations	155,981,407	1,249,638

Distributions to Shareholders From:
Net realized gains:
Class A	(139,971)	(3,166,731)
Class C	(59,320)	(1,139,308)
Class R6 (a)	(73,671)	(1,505,659)
Institutional Service Class	(559,568)	(8,366,425)

Change in net assets from shareholder distributions	(832,530)	(14,178,123)

Change in net assets from capital transactions	117,541,271	187,982,297

Change in net assets	272,690,148	175,053,812

Net Assets:
Beginning of year	451,202,286	276,148,474

End of year	$723,892,434	$451,202,286

Accumulated net investment loss at end of year	$(3,257,312)	$(2,348,649)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$34,665,190	$50,715,628
Dividends reinvested	137,508	3,143,285
Cost of shares redeemed	(31,094,277)	(30,124,727)

Total Class A Shares	3,708,421	23,734,186

Class C Shares
Proceeds from shares issued	10,910,259	15,158,921
Dividends reinvested	53,987	1,064,204
Cost of shares redeemed	(7,615,115)	(5,285,066)

Total Class C Shares	3,349,131	10,938,059

Class R6 Shares (a)
Proceeds from shares issued	31,897,185	23,095,066
Dividends reinvested	66,308	1,385,013
Cost of shares redeemed	(20,203,103)	(12,492,935)

Total Class R6 Shares	11,760,390	11,987,144

Institutional Service Class Shares
Proceeds from shares issued	249,552,757	239,666,420
Dividends reinvested	487,703	7,730,950
Cost of shares redeemed	(151,317,131)	(106,074,462)

Total Institutional Service Class Shares	98,723,329	141,322,908

Change in net assets from capital transactions	$117,541,271	$187,982,297

15

Statements of Changes in Net Assets (Continued)

	Nationwide Geneva Small Cap Growth Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A Shares
Issued	685,982	1,200,643
Reinvested	2,923	74,556
Redeemed	(623,292)	(720,615)

Total Class A Shares	65,613	554,584

Class C Shares
Issued	231,105	376,359
Reinvested	1,212	26,466
Redeemed	(162,804)	(130,744)

Total Class C Shares	69,513	272,081

Class R6 Shares (a)
Issued	608,974	524,858
Reinvested	1,372	32,105
Redeemed	(402,584)	(289,368)

Total Class R6 Shares	207,762	267,595

Institutional Service Class Shares
Issued	4,864,994	5,535,439
Reinvested	10,129	179,706
Redeemed	(2,940,587)	(2,484,914)

Total Institutional Service Class Shares	1,934,536	3,230,231

Total change in shares	2,277,424	4,324,491

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Geneva Small Cap Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Loss to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2017	$42.70	(0.41)	13.84	13.43	(0.08)	(0.08)	$56.05	31.48%		$108,399,265	1.27%	(0.82%	)	1.27%	22.48%
Year Ended October 31, 2016	$44.80	(0.36)	0.42	0.06	(2.16)	(2.16)	$42.70	0.20%	(h)	$79,769,181	1.31%	(0.86%	)	1.31%	15.18%
Year Ended October 31, 2015	$42.54	(0.43)	5.23	4.80	(2.54)	(2.54)	$44.80	12.27%	(h)	$58,860,727	1.43%	(1.00%	)	1.43%	31.89%
Period Ended October 31, 2014 (i)	$39.92	(0.13)	2.75	2.62	–	–	$42.54	6.56%		$32,021,519	1.62%	(1.29%	)	1.66%	7.48%
Year Ended July 31, 2014	$40.05	(0.49)	1.76	1.27	(1.40)	(1.40)	$39.92	2.94%		$27,931,521	1.59%	(1.15%	)	1.61%	27.16%
Year Ended July 31, 2013	$31.36	(0.42)	10.63	10.21	(1.52)	(1.52)	$40.05	33.86%		$24,629,215	1.62%	(1.21%	)	1.88%	30.00%

Class C Shares
Year Ended October 31, 2017	$40.46	(0.73)	13.08	12.35	(0.08)	(0.08)	$52.73	30.55%		$43,511,654	1.98%	(1.54%	)	1.98%	22.48%
Year Ended October 31, 2016	$42.88	(0.65)	0.39	(0.26)	(2.16)	(2.16)	$40.46	(0.57%	)	$30,572,627	2.05%	(1.60%	)	2.05%	15.18%
Year Ended October 31, 2015	$41.10	(0.71)	5.03	4.32	(2.54)	(2.54)	$42.88	11.49%		$20,731,518	2.16%	(1.70%	)	2.16%	31.89%
Period Ended October 31, 2014 (i)	$38.62	(0.19)	2.67	2.48	–	–	$41.10	6.42%		$15,922,693	2.22%	(1.89%	)	2.36%	7.48%
Year Ended July 31, 2014	$39.04	(0.73)	1.71	0.98	(1.40)	(1.40)	$38.62	2.26%		$15,458,648	2.22%	(1.78%	)	2.26%	27.16%
Year Ended July 31, 2013	$30.78	(0.62)	10.40	9.78	(1.52)	(1.52)	$39.04	33.08%		$11,961,250	2.22%	(1.81%	)	2.38%	30.00%

Class R6 Shares (j)
Year Ended October 31, 2017	$43.83	(0.23)	14.24	14.01	(0.08)	(0.08)	$57.76	31.99%	(h)	$64,816,478	0.90%	(0.45%	)	0.90%	22.48%
Year Ended October 31, 2016	$45.78	(0.21)	0.42	0.21	(2.16)	(2.16)	$43.83	0.54%	(h)	$40,080,981	0.94%	(0.49%	)	0.94%	15.18%
Year Ended October 31, 2015	$43.25	(0.32)	5.39	5.07	(2.54)	(2.54)	$45.78	12.72%		$29,607,199	0.94%	(0.71%	)	0.94%	31.89%
Period Ended October 31, 2014 (i)	$40.54	(0.09)	2.80	2.71	–	–	$43.25	6.68%		$681,379	1.22%	(0.90%	)	1.28%	7.48%
Period Ended July 31, 2014 (k)	$43.05	(0.28)	(0.83)	(1.11)	(1.40)	(1.40)	$40.54	(2.79%	)	$483,778	1.18%	(0.77%	)	1.18%	27.16%

Institutional Service Class Shares (l)
Year Ended October 31, 2017	$43.68	(0.29)	14.19	13.90	(0.08)	(0.08)	$57.50	31.85%		$507,165,037	1.00%	(0.56%	)	1.00%	22.48%
Year Ended October 31, 2016	$45.67	(0.26)	0.43	0.17	(2.16)	(2.16)	$43.68	0.45%		$300,779,497	1.04%	(0.59%	)	1.04%	15.18%
Year Ended October 31, 2015	$43.19	(0.31)	5.33	5.02	(2.54)	(2.54)	$45.67	12.61%		$166,949,030	1.16%	(0.71%	)	1.16%	31.89%
Period Ended October 31, 2014 (i)	$40.50	(0.11)	2.80	2.69	–	–	$43.19	6.64%		$109,266,656	1.37%	(1.04%	)	1.38%	7.48%
Year Ended July 31, 2014	$40.51	(0.37)	1.76	1.39	(1.40)	(1.40)	$40.50	3.21%		$97,340,606	1.30%	(0.86%	)	1.33%	27.16%
Year Ended July 31, 2013	$31.63	(0.34)	10.74	10.40	(1.52)	(1.52)	$40.51	34.18%		$73,085,618	1.36%	(0.95%	)	1.63%	30.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i)	For the period from August 1, 2014 through October 31, 2014.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(l)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

17

Notes to Financial Statements

October 31, 2017

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2017, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the Nationwide Geneva Small Cap Growth Fund (the “Fund”), a series of the Trust. Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Fund. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

The Fund currently offers Class A, Class C, Class R6 and Institutional Service Class shares. Each share class of the Fund represents interests in the same portfolio of investments of the Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

The Fund is a diversified fund, as defined in the 1940 Act.

Effective February 28, 2017, Institutional Class shares were renamed Class R6 shares.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the accounting and the preparation of its financial statements. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

18

Notes to Financial Statements (Continued)

October 31, 2017

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of

19

Notes to Financial Statements (Continued)

October 31, 2017

earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

The following table provides a summary of the inputs used to value the Fund’s net assets as of October 31, 2017. Please refer to the Statement of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$693,860,914	$—	$—	$693,860,914
Repurchase Agreement	—	7,403,975	—	7,403,975
Short-Term Investments	15,419,185	—	—	15,419,185
Total	$709,280,099	$7,403,975	$—	$716,684,074

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2017, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Securities Lending

During the year ended October 31, 2017, the Fund entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Fund. Securities lending transactions are considered to be overnight and continuous and can be terminated by the Fund or the borrower at any time.

The Fund receives payments from BBH equivalent to any dividends while on loan, in lieu of income which is included as “Dividend income” on the Statement of Operations. The Fund also receives interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There

20

Notes to Financial Statements (Continued)

October 31, 2017

may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2017, which were comprised of cash, were as follows:

Amount of Liabilities Presented in the Statement of Assets and Liabilities
$7,582,980

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2017, the Securities Lending Agency Agreement does not permit the Fund to enforce a netting arrangement.

(c)	Joint Repurchase Agreement

During the year ended October 31, 2017, the Fund, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is

21

Notes to Financial Statements (Continued)

October 31, 2017

valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At October 31, 2017, the joint repo on a gross basis was as follows:

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $243,106,888, collateralized by U.S. Treasury Notes, ranging from 1.88% – 2.25%, maturing 1/31/2022 – 2/15/2027; total market value $247,962,381.

At October 31, 2017, the Fund’s investment in the joint repo was subject to an enforceable netting arrangement. The Fund’s proportionate holding in the joint repo was as follows:

				Gross Amount not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Recognized Assets	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Royal Bank of Canada	$7,403,975	$—	$7,403,975	$(7,403,975)	$—

Amounts designated as “—” are zero.

*	At October 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for the Fund’s undivided interest in the joint repo and related collateral.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on the Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on the Fund’s Statement of Operations.

(e)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2017 are primarily attributable to net operating loss netting to short-term gains. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

22

Notes to Financial Statements (Continued)

October 31, 2017

Reclassifications for the year ended October 31, 2017 were as follows:

Fund	Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses) from Investment Transactions
Small Cap Growth	$—	$2,919,685	$(2,919,685)

Amount designated as “—” is zero or has been rounded to zero.

(f)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, the Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(g)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA has selected Henderson Geneva Capital Management Ltd. (the “Subadviser”) as subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

23

Notes to Financial Statements (Continued)

October 31, 2017

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. During the year ended October 31, 2017, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $250 million	0.84%
$250 million up to $500 million	0.79%
$500 million and more	0.74%

For the year ended October 31, 2017, the Fund’s effective advisory fee rate was 0.80%.

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by the Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.22% for all share classes until February 28, 2018.

NFA may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2017, there were no cumulative potential reimbursements which could be reimbursed to NFA.

Pursuant to the Expense Limitation Agreement, during the year ended October 31, 2017, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

24

Notes to Financial Statements (Continued)

October 31, 2017

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2017, NFM earned $209,667 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2017, the Fund’s portion of such costs amounted to $2,632.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class A shares and 1.00% of Class C shares of the Fund. For Class C Shares, 0.25% of the rate may be a service fee and 0.75% may be a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Fund in the continuous distribution of its shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Fund. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Fund. The Fund’s Class A sales charges range from 0.00% to 5.75% based on the amount of the purchase. During the year ended October 31, 2017, the Fund imposed front-end sales charges of $374,167. From these fees, NFD retained a portion amounting to $47,582.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable CDSCs are 1.00% for both Class A and Class C shares. During the year ended October 31, 2017, the Fund imposed CDSCs of $398. NFD retained all of the CDSCs imposed by the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder

25

Notes to Financial Statements (Continued)

October 31, 2017

sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, and Institutional Service Class shares of the Fund. For the year ended October 31, 2017, the effective rate for administrative services fees was 0.12%, 0.09%, and 0.10% for Class A, Class C, and Institutional Service Class shares, respectively, for a total amount of $571,459.

As of October 31, 2017, NFA or its affiliates directly held 0.05% of the shares outstanding of the Fund.

4.  Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, the Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended October 31, 2017, the Fund had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2017, the Fund did not engage in interfund lending.

5.  Investment Transactions

For the year ended October 31, 2017, the Fund had purchases of $229,015,295 and sales of $125,398,655 (excluding short-term securities).

6.  Portfolio Investment Risks

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash

26

Notes to Financial Statements (Continued)

October 31, 2017

in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7.   Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Fund’s financial statements for the year ended October 31, 2017.

9.  Other

As of October 31, 2017, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Fund. The Fund had 2 accounts holding 36.15% of the total outstanding shares of the Fund.

10.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Fund’s Statement of Operations. During the year ended October 31, 2017, the Fund recaptured $14,439 of brokerage commissions.

11.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$832,530	$832,530	$—	$832,530

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

27

Notes to Financial Statements (Continued)

October 31, 2017

The tax character of distributions paid during the fiscal year ended October 31, 2016 was as follows:

Distributions paid from
Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$—	$14,178,123	$14,178,123	$—	$14,178,123

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary income amounts include net short-term capital gains, if any.

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
$—	$32,469,614	$32,469,614	$(3,257,312)	$156,347,169	$185,559,471

Amounts designated as “—” are zero or have been rounded to zero.

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.

As of October 31, 2017, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$560,336,905	$171,537,137	$(15,189,968)	$156,347,169

Deferred late year losses represent ordinary losses realized on investment transactions from January 1, 2017 through October 31, 2017, that in accordance with federal income tax regulations the Fund has elected to defer and treat as having arisen on the first day of the following fiscal year. For the year ended October 31, 2016, the Fund elected to defer late year losses in the amount of $3,257,312.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

28

Report of Independent Registered Public Accounting Firm

October 31, 2017

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of the Nationwide Geneva Small Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Geneva Small Cap Growth Fund (one series of Nationwide Mutual Funds, hereafter referred to as the “Fund”) as of October 31, 2017, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, for the period August 1, 2014 through October 31, 2014 and for the year ended July 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

The financial statements of the Fund, as of and for the year ended July 31, 2013 and the financial highlights for each of the periods ended on or prior to July 31, 2013 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 25, 2013 expressed an unqualified opinion on those financial statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2017

29

Supplemental Information

October 31, 2017 (Unaudited)

Other Federal Tax Information

The Fund designated the following amount, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Small Cap Growth	$832,530

30

Management Information

October 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 53 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	113

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	113

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Management Information (Continued)

October 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	113

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	113

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Management Information (Continued)

October 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

33

Management Information (Continued)

October 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	113
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

34

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

35

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that measures the performance of U.S. dollar-denominated tax-exempt bonds with maturities of seven years, including state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays Global Aggregate Bond Index (hedged to USD): An unmanaged index that measures global investment-grade debt, including Treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers, with a remaining maturity of at least one year. Performance is calculated and hedged in U.S. dollars.

Bloomberg Barclays U.S. Municipal Bond Index: An unmanaged index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds, serves as a broad market performance index for the tax exempt bond market.

Bloomberg Barclays U.S. Government/Credit 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency) with maturities of one year or more); generally representative of the bond market as a whole.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury with a remaining maturity of at least one year; a subset of the Global Inflation-Linked Index (Series-L).

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill). ©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

ICE BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

36

Market Index Definitions (cont.)

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

ICE BofAML US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated corporate bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

37

Market Index Definitions (cont.)

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe; includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

38

Market Index Definitions (cont.)

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

39

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities their principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up process: A method of investing that involves the selection of equity securities based on their individual attributes regardless of broader national or economic factors.

Common stock: Securities representing shares of ownership in a corporation.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Frontier market countries typically are emerging market countries that are considered to be among the smallest, least mature and least liquid.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

40

Glossary (cont.)

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and the securities’ principal at maturity.

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for cash the values of contracts based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give holders the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

41

Glossary (cont.)

Repurchase agreement: An agreement under which a fund enters into a contract with a broker-dealer or a bank for the purchase of securities, and in return the broker-dealer or bank agrees to repurchase the same securities at a specified date and price.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., the securities are priced at less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

42

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Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Oh. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle and Nationwide is on your side are service marks of Nationwide Mutual Insurance Company. © 2017

AR-SCG (12/17)

Annual Report

October 31, 2017

Nationwide Mutual Funds

International Funds

Nationwide Amundi Global High Yield Fund

Nationwide Amundi Strategic Income Fund

Nationwide Amundi World Bond Fund

Nationwide Bailard Emerging Markets Equity Fund

Nationwide Bailard International Equities Fund

Nationwide Emerging Markets Debt Fund

Nationwide Global Sustainable Equity Fund

(formerly, Nationwide Global Equity Fund)

Nationwide International Small Cap Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

October 31, 2017

Dear Investor,

During the annual period ended October 31, 2017, investor attention was focused largely on corporate and economic fundamentals, which continue to improve and helped the S&P 500® Index deliver positive returns in every month during the period and 23.63% overall. Earnings have strengthened and economic growth has picked up, both domestically and overseas.

While the U.S. economic expansion is now in its ninth year and therefore in a late-stage maturation period of the business cycle, many developed and emerging market economies are in earlier stages of the cycle and have more potential for growth. In fact, developed market stocks rose strongly last quarter and are on track for their best year since 2009.

Tax reform continues to make headlines and capture investor attention. Although there still might be a ways to go and some pundits are generally less optimistic than investors on the prospects for tax cuts, a reduction in the effective tax rate could boost corporate earnings and potentially lift stock prices further.

After the reporting period, we were excited to announce new subadvisers for eight Nationwide Funds that were previously managed by HighMark Capital Management, Inc., which is exiting the subadvisory business. These new subadvisers bring compelling investment processes and expertise that we hope will help fulfill investor expectations.

Finding the best subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe these new subadvisers will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed, and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both domestic and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual reporting period ended October 31, 2017, equity markets rallied; returns were driven by an improving economic and earnings environment teamed with optimism for pro-growth policies put forth by the new U.S. presidential administration. Fixed-income returns, however, were mixed on higher long-term rates and narrowing credit spreads. Domestic equities were quite strong, with the S&P 500® Index (S&P 500) returning 23.63% for the reporting period and establishing monthly closing highs in 11 of the 12 months. International markets also rallied on a strong economic rebound, improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 23.44% for the period, while the MSCI Emerging Markets® Index surpassed that with 26.45%.

In the United States, equity markets showed consistent and stable growth throughout the period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved overall throughout the period, with 1.8% in the fourth calendar quarter of 2016, 1.2% in the first quarter of 2017, 3.1% in the second quarter and 3.0% in the third quarter. The latter half of the reporting period marked the first consecutive quarters since 2014 with 3% growth. Expectations are for moderating GDP growth, with consensus estimates for 2.7%, 2.1% and 2.2% in the next three quarters. Corporate profits served as a key driver to equity returns, with S&P 500 earnings growth of 5%, 14%, 11% and 6%, respectively, for the quarters of the period. Expectations are for continued growth, with estimates of 10% for each of the next three quarters.

The Federal Reserve (the Fed) slightly accelerated its pace for federal funds rate increases, moving to raise rates by 0.25% in December 2016 as well as March and June of 2017. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target an additional hike in December of 2017 and three additional hikes in 2018. Long-term interest rates were volatile during the period, spiking initially in anticipation of inflation driven by the pro-growth initiatives of the Trump

administration. Rates moderated between inauguration day (January 20, 2017) and August, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 months.

Entering the reporting period, the S&P 500 had experienced a near four-month stretch of weakness during the summer and early fall of 2016, as investors were unwilling to commit ahead of the U.S. presidential election. Immediately following the election, investors aggressively bought equities, in light of broad optimism that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns for the S&P 500 were positive in each of the 12 months of the period; the highest return was 4.0% in February 2017, and the lowest was 0.1% in March. The best-performing sectors were technology, financials and industrials, while the weakest were telecommunications, energy and consumer staples. Small-capitalization stocks substantially outperformed large, while growth outperformed value.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from an extended time of underperformance in recent years. Between 2010 and mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since then, the MSCI EAFE has outperformed in five of the past six quarters. With news about Brexit and worries stabilizing in regard to the populist wave in Europe, investors turned their focus to the

2

Economic Review (cont.)

acceleration in economic data and corporate profits. Foreign central banks continued to be aggressively stimulative, in contrast to the Fed’s tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short and long ends of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield rose from 1.82% to 2.37%, though it was lower than the high of 2.62% seen in mid-March 2017. Short- and long-term rates rose roughly in line, with the spread between 10-year and 2-year Treasury bonds narrowing by 0.2%.

Index	Annual Total Return (as of October 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.67%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-1.76%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	5.78%
Bloomberg Barclays Municipal Bond	2.19%
Bloomberg Barclays U.S. Aggregate Bond	0.90%
Bloomberg Barclays U.S. Corporate High Yield	8.92%
MSCI EAFE®	23.44%
MSCI Emerging Markets®	26.45%
MSCI World ex USA	22.74%
Russell 1000® Growth	29.71%
Russell 1000® Value	17.78%
Russell 2000®	27.85%
S&P 500®	23.63%

Source: Morningstar

3

Fund Commentary	Nationwide Amundi Global High Yield Fund

For the annual period ended October 31, 2017, the Nationwide Amundi Global High Yield Fund (Class R6) returned 11.26% versus 10.40% for its benchmark, the ICE BofA Merrill Lynch (BofAML) Global High Yield Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of High Yield Funds (consisting of 665 funds as of October 31, 2017) was 7.99% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Around 60% of the Global High Yield market is U.S. dollar high yield, with European High Yield and Emerging Market High Yield Corporate bonds each representing approximately 20%. As the U.S. component of the market is so significant, the performance of the U.S. economy has an outsized impact on the Index. According to the U.S. Bureau of Economic Analysis, the U.S. economy grew at a modest, sub 2% rate for the fourth quarter of 2016 and the first quarter of 2017, then accelerated in the second and third quarters of 2017 with growth of 3.10% and 3.03%, respectively.

Over the same time period, growth in the eurozone has been more modest than in the U.S., but directionally it has improved and many economists are raising their expectations for 2018. Growth in emerging markets was more varied; two key countries, Brazil and Russia, which were experiencing an economic contraction in 2016, are likely to show positive economic growth for the full year. Russia and Brazil are important Emerging market countries, not only because of their size, but also because companies in the two countries have been active issuers in the capital markets.

Longer-term U.S. Treasury yields increased over the 12 months ended October 31, 2107, with the 10-year Treasury yield increasing from 1.83% to 2.38%. During the 12 months, 10-year U.S. Treasury yields ranged from a low of 1.78% in early November 2016 to 2.63% in mid-March 2017. U.S. government bond yields began to climb shortly after the 2016 U.S. election after having reached their post-recession trough in early July

2016 at 1.36%. Over the same time period, yields

on 10-year German government bonds (the risk-free benchmark for the eurozone) rose from 0.13% to 0.36% after hitting a high of 0.60% in July 2017.

During the reporting period, the average spread on the ICE BofAML Global High Yield Index (Index) dropped from 502 basis points and declined to 353 basis points while the yield-to-worst declined from 6.03% to 5.03%. The yield-to-worst on the U.S. high-yield component of the Index declined by modestly less than 100 basis points, while the yield-to-worst on the Emerging Markets Corporate component of the Index declined by 102 basis points. The European high-yield component declined by 130 basis points, while its spread declined by a similar amount. The U.S. and European high-yield components of the global high-yield market experienced a modest level of spread volatility during the period while the Emerging Markets Corporate component experienced more significant though not violent swings, depending on broader emerging market headlines. All three subcomponents of the global high-yield market finished the 12-month period with spreads at the 20th percentile or tighter, based on 20 years of spread history.

The global high-yield strategy employs a combination of a top-down and bottom-up investment process. The top-down part of the process actively allocates across all three of the components of the global high-yield market: U.S. high yield, European high yield, and high-yield-rated emerging market corporate credit. We also allocate to off-Index securities such as leverage loans and higher-yielding, subordinated securities of investment-grade-rated companies such as banks. All currency exposure is hedged back to the U.S. Dollar. Duration is generally an output of the investment process rather than an input. Our decision to hold bank loans rather than high-yield bonds is generally not a duration-based decision but a relative credit spread decision. We increased our exposure to loans over the course of the year because the upside/downside risk of loans looked more attractive as global high-yield spreads tightened. The bottom-up part of the process utilizes a relative value-driven investment process supported by an active management

4

Fund Commentary (cont.)	Nationwide Amundi Global High Yield Fund

style that focuses on sector rotation and security selection. Both the top-down and the bottom-up parts of the investment process are generators of alpha, though their relative contribution varies over time.

The Fund not only solidly beat its benchmark but also beat the majority of its peers for the period. We were overweight U.S. high yield for the entire period, but to varying degrees. We increased our exposure to emerging markets over the course of the 12 months, which was accretive to performance. During the period, we were at most market weight to European high yield and underweight for much of the time. We remain underweight. Overall, security selection and sector allocation themes were positive contributors to the Fund’s absolute and relative performance and were more significant contributors than our allocation among the three subcomponents of global high yield.

During the year ended October 31, 2017, our use of derivatives has been exclusively to hedge the non-U.S. dollar currency exposure of the Fund.

Subadviser:

Amundi Pioneer Asset Management

Portfolio Managers:

Jonathan M. Duensing, CFA and Kenneth J. Monaghan

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in corporate loans (which have speculative characteristics and are high risk). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Amundi Global High Yield Fund

Asset Allocation†

Corporate Bonds	87.6%
Loan Participations	9.2%
Repurchase Agreement	4.5%
Short-Term Investment	0.1%
Forward Foreign Currency Contracts	(0.1)%
Liabilities in excess of other assets	(1.3)%
100.0%

Top Industries††

Metals & Mining	11.8%
Oil, Gas & Consumable Fuels	8.6%
Hotels, Restaurants & Leisure	8.1%
Diversified Telecommunication Services	6.3%
Health Care Providers & Services	4.3%
Banks	4.0%
Media	3.5%
Electric Utilities	3.4%
Food Products	3.2%
Chemicals	2.9%
Other Industries*	43.9%
100.0%

Top Holdings††

Cleveland-Cliffs, Inc., 5.75%, 3/1/2025	1.8%
Topaz Marine SA, 9.13%, 7/26/2022	1.6%
Stoneway Capital Corp., 10.00%, 3/1/2027	1.5%
Grupo Kaltex SA de CV, 8.88%, 4/11/2022	1.5%
Mercury Bondco plc, 8.25%, 5/30/2021	1.5%
Grupo Posadas SAB de CV, 7.88%, 6/30/2022	1.5%
AK Steel Corp., 6.38%, 10/15/2025	1.3%
Golden Nugget, Inc., 8.75%, 10/1/2025	1.3%
Aleris International, Inc., 9.50%, 4/1/2021	1.3%
SFR Group SA, 7.38%, 5/1/2026	1.2%
Other Holdings*	85.5%
100.0%

Top Countries††

United States	56.5%
United Kingdom	5.1%
Canada	4.7%
Italy	4.3%
Mexico	3.6%
France	3.4%
Netherlands	3.0%
Argentina	2.8%
Brazil	2.7%
United Arab Emirates	1.6%
Other Countries*	12.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

6

Fund Performance	Nationwide Amundi Global High Yield Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	Inception
Class A	w/o SC1	10.89%	9.87%	[2]
	w/SC3	8.38%	8.63%	[2]
Class C	w/o SC1	10.17%	9.07%	[2]
	w/SC4	9.17%	9.07%	[2]
Class R6[5,6]		11.26%	10.20%	[2]
Institutional Service Class[5]		11.26%	10.18%	[2]
ICE BofA Merrill Lynch Global High Yield Index		10.40%	9.83%
CPI		2.04%	3.93%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of November 2, 2015.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.31%	1.20%
Class C	2.06%	1.95%
Class R6[1]	0.81%	0.70%
Institutional Service Class	1.06%	0.95%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

7

Fund Performance (cont.)	Nationwide Amundi Global High Yield Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Amundi Global High Yield Fund from inception through 10/31/17 versus the ICE BofA Merrill Lynch (BofAML) Global High Yield Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Amundi Global High Yield Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Amundi Global High Yield Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,041.20	4.94	0.96
	Hypothetical	(a)(b)	1,000.00	1,020.37	4.89	0.96
Class C Shares	Actual	(a)	1,000.00	1,037.30	8.73	1.70
	Hypothetical	(a)(b)	1,000.00	1,016.64	8.64	1.70
Class R6 Shares(c)	Actual	(a)	1,000.00	1,042.50	3.60	0.70
	Hypothetical	(a)(b)	1,000.00	1,021.68	3.57	0.70
Institutional Service Shares	Actual	(a)	1,000.00	1,043.50	3.61	0.70
	Hypothetical	(a)(b)	1,000.00	1,021.68	3.57	0.70

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

9

Statement of Investments

October 31, 2017

Nationwide Amundi Global High Yield Fund

Corporate Bonds 87.6%

	Principal Amount	Value

Aerospace & Defense 1.0%
Bombardier, Inc. 8.75%, 12/1/2021 (a)	$505,000	$561,813
7.50%, 3/15/2025 (a)	890,000	918,925

		1,480,738

Airlines 1.9%
Avianca Holdings SA, 8.38%, 5/10/2020 (a)	980,000	997,738
Latam Finance Ltd., 6.88%, 4/11/2024 (a)	1,705,000	1,803,037

		2,800,775

Banks 4.0%
Banco de Bogota SA, 4.38%, 8/3/2027 (a)	705,000	709,230
Banco do Brasil SA, 4.63%, 1/15/2025 (a)	465,000	464,070
HSBC Holdings plc, (USD ICE Swap Rate 5 Year + 3.75%), 6.00%, 5/22/2027 (b)(c)	590,000	626,875
Intesa Sanpaolo SpA, 5.71%, 1/15/2026 (a)	940,000	999,131
Standard Chartered plc (USD Swap Semi 5 Year + 6.30%), 7.50%, 4/02/2022 (a)(b)(c)	865,000	948,862
(USD Swap Semi 5 Year + 5.72%), 7.75%, 4/02/2023 (a)(b)(c)	425,000	471,282
UniCredit SpA, (USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (a)(c)	1,545,000	1,649,544

		5,868,994

Capital Markets 1.6%
Goldman Sachs Group, Inc. (The), Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 5/10/2020 (b)(c)	1,345,000	1,395,437
Goldman Sachs Group, Inc. (The), Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (b)(c)	935,000	936,169

		2,331,606

Chemicals 1.4%
NOVA Chemicals Corp.
4.88%, 6/1/2024 (a)	1,175,000	1,197,031
5.25%, 6/1/2027 (a)	895,000	912,900

		2,109,931

Commercial Services & Supplies 1.4%
Prime Security Services Borrower LLC, 9.25%, 5/15/2023 (a)	1,435,000	1,590,267
Tervita Escrow Corp., 7.63%, 12/1/2021 (a)	400,000	405,000

		1,995,267

Corporate Bonds (continued)

	Principal Amount		Value

Communications Equipment 1.2%
Avaya, Inc., 7.00%, 4/1/2019 (a)(d)		$2,135,000	$1,793,400

Construction & Engineering 0.8%
Tutor Perini Corp., 6.88%, 5/1/2025 (a)		1,030,000	1,111,113

Construction Materials 0.6%
CEMEX Finance LLC, 4.63%, 6/15/2024 (a)	EUR	730,000	927,434

Containers & Packaging 0.2%
Plastipak Holdings, Inc., 6.25%, 10/15/2025 (a)		$310,000	316,138

Diversified Financial Services 2.1%
ASP AMC Merger Sub, Inc., 8.00%, 5/15/2025 (a)		890,000	863,300
Mercury Bondco plc, Reg. S, 8.25%, 5/30/2021 (e)	EUR	1,800,000	2,211,211

			3,074,511

Diversified Telecommunication Services 4.7%
Digi Communications NV, 5.00%, 10/15/2023 (a)		400,000	501,719
Frontier Communications Corp.
7.13%, 1/15/2023		$900,000	691,029
11.00%, 9/15/2025		300,000	254,625
SFR Group SA, 7.38%, 5/1/2026 (a)		1,715,000	1,843,625
Verizon Communications, Inc., 2.88%, 1/15/2038	EUR	1,130,000	1,353,294
Virgin Media Finance plc, Reg. S, 4.50%, 1/15/2025		400,000	492,499
Windstream Services LLC, 7.75%, 10/1/2021 (f)		$2,360,000	1,781,800

			6,918,591

Electric Utilities 3.4%
Drax Finco plc, 4.25%, 5/1/2022 (a)	GBP	335,000	460,636
Genneia SA, 8.75%, 1/20/2022 (a)		$450,000	499,244
Orazul Energy Egenor S en C por A, 5.63%, 4/28/2027 (a)		410,000	402,292
Pampa Energia SA, 7.50%, 1/24/2027 (a)		1,230,000	1,341,684
Stoneway Capital Corp., 10.00%, 3/1/2027 (a)		2,170,000	2,289,350

			4,993,206

Electronic Equipment, Instruments & Components 0.8%
Belden, Inc. 2.88%, 9/15/2025 (a)	EUR	230,000	268,577
3.38%, 7/15/2027 (a)		780,000	929,026

			1,197,603

10

Statement of Investments (Continued)

October 31, 2017

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

Energy Equipment & Services 1.6%
Exterran Energy Solutions LP, 8.13%, 5/1/2025 (a)		$945,000	$994,613
Noble Holding International Ltd., 7.75%, 1/15/2024 (f)		1,515,000	1,355,925

			2,350,538

Equity Real Estate Investment Trusts (REITs) 1.5%
Equinix, Inc., 2.88%, 10/1/2025	EUR	1,200,000	1,433,632
Uniti Group LP, 6.00%, 4/15/2023 (a)		$700,000	700,875

			2,134,507

Food & Staples Retailing 1.1%
BI-LO LLC, 9.25%, 2/15/2019 (a)		1,750,000	1,596,875

Food Products 2.5%
Clearwater Seafoods, Inc., 6.88%, 5/1/2025 (a)		625,000	660,938
JBS USA LUX SA, 5.75%, 6/15/2025 (a)		1,385,000	1,343,450
Pilgrim’s Pride Corp., 5.88%, 9/30/2027 (a)		795,000	826,800
Simmons Foods, Inc., 5.75%, 11/1/2024 (a)		870,000	874,089

			3,705,277

Health Care Equipment & Supplies 0.1%
Avantor, Inc., 6.00%, 10/1/2024 (a)		130,000	132,600

Health Care Providers & Services 4.4%
HCA, Inc., 5.88%, 2/15/2026		675,000	709,594
HomeVi SAS, (EURIBOR 3 Month + 4.25%, 4.25% Floor), 4.25%, 11/15/2021 (a)(c)	EUR	420,000	489,683
Molina Healthcare, Inc. 5.38%, 11/15/2022		$725,000	754,362
4.88%, 6/15/2025 (a)		480,000	475,200
Quorum Health Corp., 11.63%, 4/15/2023 (f)		1,455,000	1,331,325
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/2023 (a)		680,000	714,000
SP Finco LLC, 6.75%, 7/1/2025 (a)		735,000	670,687
Tenet Healthcare Corp., 4.63%, 7/15/2024 (a)		903,000	888,326
West Street Merger Sub, Inc., 6.38%, 9/1/2025 (a)		405,000	410,569

			6,443,746

Health Care Technology 1.0%
Quintiles IMS, Inc. 3.25%, 3/15/2025 (a)	EUR	750,000	904,346
2.88%, 9/15/2025 (a)		455,000	537,957

			1,442,303

Corporate Bonds (continued)

	Principal Amount		Value

Hotels, Restaurants & Leisure 8.3%
1011778 BC ULC, 5.00%, 10/15/2025 (a)		$1,110,000	$1,130,813
Burger King France SAS, 6.00%, 5/1/2024 (a)	EUR	1,190,000	1,506,885
CRC Escrow Issuer LLC, 5.25%, 10/15/2025 (a)		$995,000	1,001,517
Eldorado Resorts, Inc., 6.00%, 4/1/2025		1,180,000	1,244,900
Gamenet Group SpA, 6.00%, 8/15/2021 (a)	EUR	620,000	753,767
Golden Nugget, Inc., 8.75%, 10/1/2025 (a)		$1,940,000	1,993,350
Grupo Posadas SAB de CV, 7.88%, 6/30/2022 (a)		2,070,000	2,187,990
Intralot Capital Luxembourg SA, 5.25%, 9/15/2024 (a)	EUR	440,000	522,785
Mohegan Gaming & Entertainment, 7.88%, 10/15/2024 (a)		$1,645,000	1,751,925

			12,093,932

Independent Power and Renewable Electricity Producers 1.8%
Calpine Corp., 5.75%, 1/15/2025		1,360,000	1,292,000
Talen Energy Supply LLC, 9.50%, 7/15/2022 (a)		1,255,000	1,292,650

			2,584,650

Insurance 2.0%
Ardonagh Midco 3 plc 8.38%, 7/15/2023 (a)	GBP	170,000	233,688
8.63%, 7/15/2023 (a)		$1,435,000	1,517,297
CNO Financial Group, Inc., 5.25%, 5/30/2025		1,140,000	1,211,250

			2,962,235

Internet Software & Services 1.1%
GTT Communications, Inc., 7.88%, 12/31/2024 (a)		440,000	469,150
United Group BV, 4.88%, 7/1/2024 (a)	EUR	895,000	1,092,750

			1,561,900

Machinery 0.9%
Cloud Crane LLC, 10.13%, 8/1/2024 (a)		$1,100,000	1,243,000

Marine 1.6%
Topaz Marine SA, 9.13%, 7/26/2022 (a)		2,305,000	2,328,110

Media 3.6%
Salem Media Group, Inc., 6.75%, 6/1/2024 (a)		710,000	741,950
Sirius XM Radio, Inc., 5.00%, 8/1/2027 (a)		1,000,000	1,008,750
UPC Holding BV, 3.88%, 6/15/2029 (a)	EUR	920,000	1,035,762

11

Statement of Investments (Continued)

October 31, 2017

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

Media (continued)
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/2024 (a)	GBP	1,095,000	$1,513,752
Ziggo Secured Finance BV, 5.50%, 1/15/2027 (a)		$950,000	969,000

			5,269,214

Metals & Mining 11.5%
AK Steel Corp. 6.38%, 10/15/2025		2,025,000	1,994,625
7.00%, 3/15/2027 (f)		1,625,000	1,637,187
Aleris International, Inc., 9.50%, 4/1/2021 (a)		1,765,000	1,881,931
Big River Steel LLC, 7.25%, 9/1/2025 (a)		645,000	691,762
Cleveland-Cliffs, Inc., 5.75%, 3/1/2025 (a)		2,740,000	2,654,375
Commercial Metals Co., 5.38%, 7/15/2027		500,000	516,250
Constellium NV, 6.63%, 3/1/2025 (a)		1,290,000	1,338,375
First Quantum Minerals Ltd., 7.50%, 4/1/2025 (a)		1,140,000	1,206,975
FMG Resources August 2006 Pty. Ltd., 5.13%, 5/15/2024 (a)		1,070,000	1,100,763
Gerdau Trade, Inc., 4.88%, 10/24/2027 (a)		380,000	381,235
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/2022 (a)		1,595,000	1,802,350
Petra Diamonds US Treasury plc, 7.25%, 5/1/2022 (a)		430,000	426,990
Teck Resources Ltd., 5.20%, 3/1/2042		1,115,000	1,117,788
Warrior Met Coal, Inc., 8.00%, 11/1/2024 (a)		165,000	169,051

			16,919,657

Multiline Retail 0.6%
JC Penney Corp., Inc., 8.13%, 10/1/2019 (f)		538,000	536,655
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/2021 (a)		575,000	339,250

			875,905

Oil, Gas & Consumable Fuels 8.1%
American Midstream Partners LP, 8.50%, 12/15/2021 (a)		1,435,000	1,485,225
Cheniere Energy Partners LP, 5.25%, 10/1/2025 (a)		905,000	932,150
Genesis Energy LP, 6.50%, 10/1/2025		930,000	941,625
Nostrum Oil & Gas Finance BV, 8.00%, 7/25/2022 (a)		480,000	499,440
PBF Holding Co. LLC, 7.25%, 6/15/2025 (a)		785,000	811,494
Petrobras Global Finance BV 8.75%, 5/23/2026		465,000	563,231
6.75%, 1/27/2041		500,000	503,750

Corporate Bonds (continued)

	Principal Amount		Value

Oil, Gas & Consumable Fuels (continued)
Tapstone Energy LLC, 9.75%, 6/1/2022 (a)		$985,000	$884,037
Targa Resources Partners LP, 5.13%, 2/1/2025		1,105,000	1,138,150
Tullow Oil plc 6.00%, 11/1/2020 (a)		880,000	883,300
6.25%, 4/15/2022 (a)		1,395,000	1,391,513
Ultra Resources, Inc., 7.13%, 4/15/2025 (a)		885,000	882,788
WPX Energy, Inc., 6.00%, 1/15/2022		925,000	963,156

			11,879,859

Pharmaceuticals 1.6%
Nidda BondCo GmbH, 5.00%, 9/30/2025 (a)	EUR	300,000	358,299
Nidda Healthcare Holding AG, 3.50%, 9/30/2024 (a)		490,000	584,247
Valeant Pharmaceuticals International, Inc. Reg. S, 4.50%, 5/15/2023		490,000	484,823
5.88%, 5/15/2023 (a)		$1,025,000	866,125

			2,293,494

Professional Services 1.5%
AMN Healthcare, Inc., 5.13%, 10/1/2024 (a)		1,000,000	1,032,500
La Financiere Atalian SAS, 4.00%, 5/15/2024 (a)	EUR	1,000,000	1,223,092

			2,255,592

Real Estate Management & Development 0.6%
Kennedy-Wilson, Inc., 5.88%, 4/1/2024		$890,000	923,375

Road & Rail 1.5%
Kenan Advantage Group, Inc. (The), 7.88%, 7/31/2023 (a)		1,295,000	1,343,563
Rumo Luxembourg Sarl, 7.38%, 2/9/2024 (a)		725,000	789,887

			2,133,450

Technology Hardware, Storage & Peripherals 1.2%
Dell International LLC, 6.02%, 6/15/2026 (a)		1,135,000	1,264,815
Seagate HDD Cayman, 4.88%, 3/1/2024 (a)		540,000	545,941

			1,810,756

Textiles, Apparel & Luxury Goods 1.8%
Grupo Kaltex SA de CV, 8.88%, 4/11/2022 (a)		2,405,000	2,257,694
Takko Luxembourg 2 SCA, 5.38%, 11/15/2023 (a)	EUR	315,000	366,047

			2,623,741

Trading Companies & Distributors 1.0%
United Rentals North America, Inc. 4.63%, 10/15/2025		800,000	818,520
4.88%, 1/15/2028		615,000	618,075

			1,436,595

12

Statement of Investments (Continued)

October 31, 2017

Nationwide Amundi Global High Yield Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

Wireless Telecommunication Services 1.6%
Sprint Corp., 7.63%, 2/15/2025		$1,505,000	$1,649,856
Wind Tre SpA 3.13%, 1/20/2025 (a)	EUR	305,000	356,345
5.00%, 1/20/2026 (a)		$385,000	387,498

			2,393,699

Total Corporate Bonds (cost $124,746,135)			128,314,317

Loan Participations 9.2%
Auto Components 0.5%
Superior Industries International, Inc., Term Loan, (ICE LIBOR USD 1 Month + 4.50%), 5.74%, 3/22/2024 (c)		663,290	666,195

Chemicals 1.5%
New Arclin US Holding Corp., 2nd Lien Term Loan, (ICE LIBOR USD 3 Month + 8.75%), 10.08%, 2/14/2025 (c)		700,000	706,125
New Arclin US Holding Corp., Term Loan, (ICE LIBOR USD 3 Month + 4.25%), 5.58%, 2/14/2024 (c)		1,042,388	1,050,205
Vantage Specialty Chemicals, Inc. Term Loan, (ICE LIBOR USD 3 Month + 4.00%) 5.37%, 10/20/2024 (c)		500,000	504,375

			2,260,705

Commercial Services & Supplies 0.5%
West Corp., Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.24%, 10/3/2024 (c)		787,719	789,200

Communications Equipment 0.3%
Avaya, 1st Lien Tranche B7 Term Loan, (ICE LIBOR USD 3 Month + 5.25%), 6.62%, 5/29/2020 (c)(d)		596,393	494,511

Consumer Services 0.6%
Intrawest, 1st Lien Term Loan B1, (ICE LIBOR USD 1 Month + 3.25%), 4.49%, 7/31/2024 (c)		885,904	894,763

Containers & Packaging 0.8%
Kloeckner Pentaplast, Term Loan, (ICE LIBOR USD 3 Month + 4.25%), 5.58%, 6/30/2022 (c)		1,140,000	1,148,071

Diversified Telecommunication Services 1.7%
Frontier Communications Corp., Term Loan B, (ICE LIBOR USD 1 Month + 3.75%), 4.99%, 6/15/2024 (c)		1,326,675	1,261,044

Loan Participations (continued)

	Principal Amount	Value

Diversified Telecommunication Services (continued)
SFR Group SA, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 2.75%), 4.13%, 7/31/2025 (c)	$1,164,150	$1,161,659

		2,422,703

Food Products 0.7%
JBS USA LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 3.74%, 10/30/2022 (c)	1,039,775	1,017,035

Independent Power and Renewable Electricity Producers 0.3%
Dynegy Holdings, Inc., 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 4.49%, 2/7/2024 (c)	453,786	456,273

IT Services 0.6%
Clover Merger Sub, Inc., Term Loan, (ICE LIBOR USD 3 Month + 3.50%), 4.83%, 9/15/2024 (c)	930,000	904,425

Metals & Mining 0.4%
Big River Steel LLC, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 5.00%), 6.33%, 8/15/2023 (c)	620,000	630,850

Multiline Retail 0.2%
JC Penny Corp., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 4.25%), 5.57%, 6/23/2023 (c)	290,625	266,003

Oil, Gas & Consumable Fuels 0.7%
Chesapeake Energy Corp., Term loan, (ICE LIBOR USD 3 Month + 7.50%), 8.81%, 8/23/2021 (c)	725,000	776,961
MEG Energy Corp., Tranche B Term Loan, (ICE LIBOR USD 3 Month + 7350%), 4.83%, 12/31/2023 (c)	184,075	184,559

		961,520

Specialty Retail 0.4%
Camping World Holdings, Inc., Tranche B Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.24%, 11/8/2023 (c)	590,000	595,163

Total Loan Participation (cost $13,464,440)		13,507,417

13

Statement of Investments (Continued)

October 31, 2017

Nationwide Amundi Global High Yield Fund (Continued)

Short-Term Investment 0.1%

	Shares	Value

Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96% (g)(h)	158,330	$158,330

Total Short-Term Investment (cost $158,330)		158,330

Repurchase Agreement 4.5%

	Principal Amount

Royal Bank of Canada 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $6,548,988, collateralized by U.S. Treasury Notes, ranging from 1.88% - 2.25%, maturing 1/31/2022 - 2/15/2027; total market value $6,679,789. (h)(i)	$6,548,803	6,548,803

Total Repurchase Agreement (cost $6,548,803)		6,548,803

Total Investments (cost $144,917,708) — 101.4%		148,528,867

Liabilities in excess of other assets — (1.4)%		(2,009,216)

NET ASSETS — 100.0%		$146,519,651

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2017 was $94,831,323 which represents 64.72% of net assets.

(b)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2017. The maturity date reflects the next call date.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(d)	Security in default.

(e)	PIK- Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer. The rate disclosed is the cash rate.

(f)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $6,457,409, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $158,330 and $6,548,803, respectively, a total value of $6,707,133.

(g)	Represents 7-day effective yield as of October 31, 2017.

(h)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $6,707,133.

(i)	Please refer to Note 2(j) for additional information on the joint repurchase agreement.

EURIBOR	Euro Interbank Offered Rate

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

Reg. S	Regulation S—Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

Currency:

EUR	Euro

GBP	Great British Pound

USD	United States Dollar

14

Statement of Investments (Continued)

October 31, 2017

Nationwide Amundi Global High Yield Fund (Continued)

Forward foreign currency contracts outstanding as of October 31, 2017:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
USD	18,061,963	EUR	15,550,000	Bank of America NA	11/30/2017	(79,424)
USD	2,129,150	GBP	1,625,000	Bank of America NA	11/30/2017	(30,852)

Net unrealized depreciation						(110,276)

Currency:

EUR	Euro

GBP	British Pound

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities

October 31, 2017

Nationwide Amundi Global High Yield Fund
Assets:
Investment securities, at value* (cost $138,368,905)	$141,980,064
Repurchase agreement, at value (cost $6,548,803)	6,548,803
Cash	3,296,154
Restricted cash, collateral for forward foreign currency contracts	10,000
Foreign currencies, at value (cost $380,801)	380,801
Interest receivable	2,118,838
Security lending income receivable	7,656
Receivable for investments sold	1,313,200
Receivable for capital shares issued	24
Reclaims receivable	9,589
Due from custodian	267,916
Reimbursement from investment adviser (Note 3)	13,546
Prepaid expenses	35,208

Total Assets	155,981,799

Liabilities:
Payable for investments purchased	2,475,123
Payable for capital shares redeemed	29,341
Unrealized depreciation on forward foreign currency contracts (Note 2)	110,276
Payable upon return of securities loaned (Note 2)	6,707,133
Accrued expenses and other payables:
Investment advisory fees	79,311
Fund administration fees	15,432
Distribution fees	302
Administrative servicing fees	92
Accounting and transfer agent fees	1,055
Trustee fees	359
Custodian fees	832
Compliance program costs (Note 3)	92
Professional fees	32,341
Printing fees	6,948
Other	3,511

Total Liabilities	9,462,148

Net Assets	$146,519,651

Represented by:
Capital	$135,958,795
Accumulated undistributed net investment income	380,197
Accumulated net realized gains from investment securities, forward foreign currency contracts and foreign currency transactions	6,676,157
Net unrealized appreciation/(depreciation) in investment securities	3,611,159
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(110,276)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	3,619

Net Assets	$146,519,651

16

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Amundi Global High Yield Fund
Net Assets:
Class A Shares	$970,539
Class C Shares	135,407
Class R6 Shares	144,964,962
Institutional Service Shares	448,743

Total	$146,519,651

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	90,753
Class C Shares	12,666
Class R6 Shares	13,545,137
Institutional Service Shares	41,941

Total	13,690,497

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.69
Class C Shares (b)	$10.69
Class R6 Shares	$10.70
Institutional Service Shares	$10.70
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.94

Maximum Sales Charge:
Class A Shares	2.25%

*	Includes value of securities on loan of $6,457,409 (Note 2).
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

17

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Amundi Global High Yield Fund
INVESTMENT INCOME:
Interest income	$10,301,770
Income from securities lending (Note 2)	87,663
Foreign tax withholding	(10,619)

Total Income	10,378,814

EXPENSES:
Investment advisory fees	961,349
Fund administration fees	115,245
Distribution fees Class A	1,197
Distribution fees Class C	1,201
Administrative servicing fees Class A	41
Registration and filing fees	41,369
Professional fees	51,345
Printing fees	8,606
Trustee fees	4,242
Custodian fees	5,800
Accounting and transfer agent fees	6,170
Compliance program costs (Note 3)	642
Other	11,704

Total expenses before expenses reimbursed	1,208,911

Expenses reimbursed by adviser (Note 3)	(154,808)

Net Expenses	1,054,103

NET INVESTMENT INCOME	9,324,711

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	6,931,151
Settlement of forward foreign currency contracts (Note 2)	(1,875,729)
Foreign currency transactions (Note 2)	1,068,235

Net realized gains	6,123,657

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	729,335
Forward foreign currency contracts (Note 2)	23,259
Translation of assets and liabilities denominated in foreign currencies	18,372

Net change in unrealized appreciation/depreciation	770,966

Net realized/unrealized gains	6,894,623

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,219,334

The accompanying notes are an integral part of these financial statements.

18

Statements of Changes in Net Assets

	Nationwide Amundi Global High Yield Fund
	Year Ended October 31, 2017	Period Ended October 31, 2016 (a)
Operations:
Net investment income	$9,324,711	$9,940,082
Net realized gains	6,123,657	1,418,261
Net change in unrealized appreciation/depreciation	770,966	2,733,536

Change in net assets resulting from operations	16,219,334	14,091,879

Distributions to Shareholders From:
Net investment income:
Class A	(29,904)	(6,436)
Class C	(7,018)	(4,287)
Class R6 (b)	(10,487,120)	(8,518,588)
Institutional Service	(19,288)	(6,005)
Net realized gains:
Class A	(1,130)	–
Class C	(501)	–
Class R6 (b)	(713,097)	–
Institutional Service	(608)	–

Change in net assets from shareholder distributions	(11,258,666)	(8,535,316)

Change in net assets from capital transactions	(21,782,616)	157,785,036

Change in net assets	(16,821,948)	163,341,599

Net Assets:
Beginning of year	163,341,599	–

End of year	$146,519,651	$163,341,599

Accumulated undistributed net investment income at end of year	$380,197	$2,152,213

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$939,641	$202,270
Dividends reinvested	25,577	6,436
Cost of shares redeemed	(226,374)	(303)

Total Class A Shares	738,844	208,403

Class C Shares
Proceeds from shares issued	16,000	100,000
Dividends reinvested	7,412	4,287
Cost of shares redeemed	–	–

Total Class C Shares	23,412	104,287

Class R6 Shares (b)
Proceeds from shares issued	1,533,698	182,640,547
Dividends reinvested	11,200,217	8,518,588
Cost of shares redeemed	(35,585,225)	(33,812,558)

Total Class R6 Shares	(22,851,310)	157,346,577

Institutional Service Shares
Proceeds from shares issued	423,344	119,764
Dividends reinvested	15,484	6,005
Cost of shares redeemed	(132,390)	–

Total Institutional Service Shares	306,438	125,769

Change in net assets from capital transactions	$(21,782,616)	$157,785,036

19

Statements of Changes in Net Assets (Continued)

	Nationwide Amundi Global High Yield Fund
	Year Ended October 31, 2017	Period Ended October 31, 2016 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	89,181	19,973
Reinvested	2,447	642
Redeemed	(21,461)	(29)

Total Class A Shares	70,167	20,586

Class C Shares
Issued	1,523	10,000
Reinvested	713	430
Redeemed	–	–

Total Class C Shares	2,236	10,430

Class R6 Shares (b)
Issued	146,337	18,302,659
Reinvested	1,076,493	856,312
Redeemed	(3,396,066)	(3,440,598)

Total Class R6 Shares	(2,173,236)	15,718,373

Institutional Service Shares
Issued	40,335	12,045
Reinvested	1,480	602
Redeemed	(12,521)	–

Total Institutional Service Shares	29,294	12,647

Total change in shares	(2,071,539)	15,762,036

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016.
(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

20

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Amundi Global High Yield Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	$10.36	0.62	0.47	1.09	(0.71)	(0.05)	(0.76)	$10.69	10.89%	$970,539	0.96%	5.89%	1.06%	126.89%
Period Ended October 31, 2016 (g)	$10.00	0.58	0.27	0.85	(0.49)	–	(0.49)	$10.36	8.83%	$213,186	0.99%	5.83%	1.15%	96.27%

Class C Shares
Year Ended October 31, 2017	$10.35	0.54	0.48	1.02	(0.63)	(0.05)	(0.68)	$10.69	10.17%	$135,407	1.70%	5.19%	1.80%	126.89%
Period Ended October 31, 2016 (g)	$10.00	0.50	0.27	0.77	(0.42)	–	(0.42)	$10.35	7.95%	$107,982	1.75%	5.02%	1.91%	96.27%

Class R6 Shares (h)
Year Ended October 31, 2017	$10.36	0.65	0.47	1.12	(0.73)	(0.05)	(0.78)	$10.70	11.26%	$144,964,962	0.70%	6.21%	0.80%	126.89%
Period Ended October 31, 2016 (g)	$10.00	0.60	0.28	0.88	(0.52)	–	(0.52)	$10.36	9.11%	$162,889,448	0.70%	6.08%	0.84%	96.27%

Institutional Service Class Shares
Year Ended October 31, 2017	$10.36	0.65	0.47	1.12	(0.73)	(0.05)	(0.78)	$10.70	11.26%	$448,743	0.70%	6.14%	0.81%	126.89%
Period Ended October 31, 2016 (g)	$10.00	0.60	0.28	0.88	(0.52)	–	(0.52)	$10.36	9.09%	$130,983	0.75%	6.07%	0.91%	96.27%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of November 2, 2015 through October 31, 2016.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

21

Fund Commentary	Nationwide Amundi Strategic Income Fund

For the annual period ended October 31, 2017, the Nationwide Amundi Strategic Income Fund (Institutional Service Class) returned 10.80% versus 0.90% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Alternative Credit Focus Funds (consisting of 274 funds as of October 31, 2017) was 4.24% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Overall, security selection and sector allocation themes were both positive contributors to the Fund’s performance. The Fund’s positioning bias toward higher-yielding credit sectors and limited interest rate duration contributed to absolute performance. Contributors to performance were led by selection themes within the Fund’s Corporate Bond and Securitized Credit (RMBS and CMBS) exposures as well as Emerging Market Debt (Corporate and Sovereign) exposure. Interest rate and credit market spread hedges detracted moderately from performance while helping to reduce overall portfolio return volatility.

U.S. economic growth continued to gain traction, with real growth registering 2.3% during the reporting period. Our current forecasts call for relatively stable economic growth in the area of 2.5% over the next 12 months. A post-U.S. election (November 2016) boost in optimism (corporate, consumer and investor) translated into solid business investment growth and stable personal consumption growth. The U.S. labor situation remains very positive, with the domestic unemployment rate resting at a 16-year low. Over the past 12 months, the unemployment rate declined from 4.8 to 4.1 percent. Wage growth remained elusive for U.S. workers as annual wage growth, measured by average hourly earnings, increased modestly from 2.7% to 2.8%. It is likely that a near 40-year low in the U.S. Labor Force Participation Rate, at around 63%, signals little near-term pressure for higher wages. Consumer price inflation remained stubbornly below long-term averages and the Federal Reserve’s stated goal. Core CPI decreased from 2.1% in October 2016 to 1.8% in October 2017.

Given continued strength in the domestic labor market and supportive financial conditions (equities and credit spreads), the Fed remained steadfast at slowly normalizing monetary policy. The Federal Open Market Committee (FOMC) increased the federal funds rate three times over the past 12 months, to a range of 1.00 to 1.25%, and also began shrinking the Bank’s balance sheet by limiting future reinvestments in Agency MBS and Treasury holdings. Statements from the FOMC indicated that it viewed these adjustments as necessary to move monetary policy from extraordinarily accommodative toward more normal levels. It is important to remember than the FOMC does not desire to slow the economy. The “balance sheet reduction” process was initiated in October 2016 with little market impact. Over time, reduced bond purchases by the Fed should exert modest upward pressure on U.S. bond yields, but it will be difficult for long-term interest rates to move significantly higher without faster economic growth or higher inflation. Near-term volatility aside, U.S. fixed-income markets should remain an attractive income alternative for global investors.

Intermediate-term U.S. Treasury yields increased over the past 12 months, with the 10-year Treasury yield increasing from 1.83% to 2.38%. In part, the increase in U.S. yields was driven by moderately higher real growth in the U.S., policy normalization by the FOMC and higher yields in other developed bond markets.

During the reporting period, the average spread on the Bloomberg Barclays U.S. Corporate Index declined 32 basis points, from 132 to 100, and resided at cycle lows. The average market yield increased 30 basis points, from 2.95% to 3.25%. The average spread on the Bloomberg Barclays U.S. High Yield Index declined 139 basis points, from 477 to 338, and resided near the cycle low dating back to 2007. The high yield market’s average yield-to-worst declined by 86 basis points from 6.29% to 5.43%.

The Fund management team utilizes a relative value-driven investment process supported by an active management style that focuses on security selection and sector rotation. The Fund held exposure to multiple domestic and global fixed-

22

Fund Commentary (cont.)	Nationwide Amundi Strategic Income Fund

income credit asset classes during the reporting period. Selected fixed-income exposures included Investment Grade and High Yield Corporate Bonds, Leveraged Loans, Mortgage-Backed Securities, Asset-Backed Securities, and Emerging Market Debt. Security exposures are generally denominated in the U.S. Dollar but also can be denominated in other currencies. All currency exposure is hedged back to the U.S. Dollar. Interest rate exposure, or duration, is actively managed by the Fund’s management team and varies depending on valuations and investment views. Given our view on the relative attractiveness of credit spreads (positive) over interest rates (negative), the Fund’s interest rate exposure (duration) was limited to around one year throughout the reporting period. With credit spreads near tight cycles in many markets, we reduced the portfolio’s credit spread duration (or sensitivity to credit spread movements) toward the end of the reporting period. We continue to favor “secured” credit exposure over “unsecured” credit exposure. As such we have reduced net corporate credit exposure (via cash sales and credit derivative hedges) and increased exposure to Bank Loans and the Securitized Credit (ABS, RMBS, CMBS) sectors. We expect to increase the portfolio’s overall credit market risk exposure as valuations become more attractive.

The Fund entered into financial futures contracts (“futures contracts”) to gain market exposure to and/or hedge against changes in interest rates. The Fund entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The Fund utilized credit default swap contracts to manage broad credit market and emerging market exposures. Interest rate futures exposure contributed modestly to Fund performance while credit default swap hedges detracted. Foreign currency hedges detracted from performance and partially offset gains related to currency appreciation in bond holdings.

Subadviser:

Amundi Pioneer Asset Management

Portfolio Managers:

Jonathan M. Duensing, CFA and Kenneth J. Monaghan

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in corporate loans (which have speculative characteristics and are high risk) and sovereign debt (a governmental entity may delay or refuse to pay interest or repay principal). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific sectors or countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

23

Fund Overview	Nationwide Amundi Strategic Income Fund

Asset Allocation†

Corporate Bonds	41.8%
Collateralized Mortgage Obligations	18.6%
Loan Participations	15.6%
Asset-Backed Securities	8.9%
Foreign Government Securities	3.8%
Commercial Mortgage-Backed Securities	3.3%
Repurchase Agreement	2.2%
Short-Term Investments	2.0%
Futures Contracts	0.4%
Forward Foreign Currency Contracts††	(0.0)%
Credit Default Swaps	(0.4)%
Other assets in excess of liabilities	3.8%
100.0%

Top Industries†††

Diversified Telecommunication Services	6.8%
Oil, Gas & Consumable Fuels	6.4%
Banks	5.5%
Metals & Mining	4.9%
Electric Utilities	4.3%
Chemicals	3.1%
Hotels, Restaurants & Leisure	1.9%
Communications Equipment	1.9%
Containers & Packaging	1.8%
Independent Power and Renewable Electricity Producers	1.8%
Other Industries*	61.6%
100.0%

Top Holdings†††

FHLMC Structured Agency Credit Risk Debt Notes, 10.04%, 3/25/2028	2.3%
Progress Residential Trust, 5.35%, 8/17/2034	2.1%
FNMA, 6.74%, 9/25/2029	2.0%
Stoneway Capital Corp., 10.00%, 3/1/2027	2.0%
FHLMC Structured Agency Credit Risk Debt Notes, 11.99%, 3/25/2025	1.9%
Bellemeade Re Ltd., 4.74%, 10/25/2027	1.8%
UniCredit SpA, 5.86%, 6/19/2032	1.7%
Provincia de Buenos Aires, 5.38%, 1/20/2023	1.7%
Topaz Marine SA, 9.13%, 7/26/2022	1.6%
Angel Oak Mortgage Trust LLC, 6.37%, 1/25/2047	1.6%
Other Holdings*	81.3%
100.0%

Top Countries†††

United States	66.5%
Argentina	5.3%
United Kingdom	3.8%
Brazil	3.6%
Italy	2.8%
France	2.4%
Canada	2.2%
Mexico	2.0%
Bermuda	1.8%
United Arab Emirates	1.6%
Other Countries*	8.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

24

Fund Performance	Nationwide Amundi Strategic Income Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	Inception
Class A	w/o SC1	10.50%	9.32%	[2]
	w/SC3	8.00%	8.09%	[2]
Class C	w/o SC1	9.69%	8.53%	[2]
	w/SC4	8.69%	8.53%	[2]
Class R6[5,6]		10.80%	9.64%	[2]
Institutional Service Class[5]		10.80%	9.61%	[2]
Bloomberg Barclays U.S. Aggregate Bond Index		0.90%	2.61%
CPI		2.04%	3.93%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of November 2, 2015.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.98%	1.17%
Class C	2.73%	1.92%
Class R6[1]	1.48%	0.67%
Institutional Service Class	1.73%	0.92%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

25

Fund Performance (cont.)	Nationwide Amundi Strategic Income Fund

Performance of a $50,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $50,000 invested in Institutional Service Class shares of the Nationwide Amundi Strategic Income Fund from inception through 10/31/17 versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

26

Shareholder Expense Example	Nationwide Amundi Strategic Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Amundi Strategic Income Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,043.00	4.79	0.93
	Hypothetical	(a)(b)	1,000.00	1,020.52	4.74	0.93
Class C Shares	Actual	(a)	1,000.00	1,039.20	8.64	1.68
	Hypothetical	(a)(b)	1,000.00	1,016.74	8.54	1.68
Class R6 Shares(c)	Actual	(a)	1,000.00	1,044.50	3.45	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.83	3.41	0.67
Institutional Service Shares	Actual	(a)	1,000.00	1,044.50	3.45	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.83	3.41	0.67

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

27

Statement of Investments

October 31, 2017

Nationwide Amundi Strategic Income Fund

Asset-Backed Securities 8.9%

	Principal Amount	Value

Airlines 0.3%
Air Canada Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/2021 (a)	$76,767	$80,765

Automobiles 1.5%
Drive Auto Receivables Trust, Series 2017-1, Class D, 3.84%, 3/15/2023	190,000	191,870
Santander Drive Auto Receivables Trust, Series 2017-3, Class C, 2.76%, 12/15/2022	270,000	272,184

		464,054

Other 7.1%
Colony American Homes, Series 2014-2A, Class E, 4.44%, 7/17/2031 (a)(b)	220,061	221,192
Invitation Homes Trust
Series 2014-SFR2, Class F, 5.24%, 9/17/2031 (a)(b)	255,000	256,345
Series 2014-SFR3, Class E, 5.74%, 12/17/2031 (a)(b)	31,800	31,982
Series 2014-SFR3, Class F, 6.24%, 12/17/2031 (a)(b)	110,513	111,940
Series 2015-SFR2, Class E, 4.39%, 6/17/2032 (a)(b)	465,000	467,346
Series 2015-SFR2, Class F, 4.94%, 6/17/2032 (a)(b)	100,000	101,406
Progress Residential Trust
Series 2017-SFR1, Class E, 4.26%, 8/17/2034 (a)	110,000	110,852
Series 2017-SFR1, Class F, 5.35%, 8/17/2034 (a)	600,000	615,852
Tricon American Homes Trust, Series 2016-SFR1, Class F, 5.77%, 11/17/2033 (a)	240,000	245,597

		2,162,512

Total Asset-Backed Securities (cost $2,653,201)		2,707,331

Collateralized Mortgage Obligations 18.6%
Angel Oak Mortgage Trust LLC, Series 2017-1, Class B1, 6.37%, 1/25/2047 (a)(b)	470,000	473,703
Bellemeade Re Ltd., Series 2017-1, Class M2, 4.74%, 10/25/2027 (a)(b)	525,000	525,000
COLT Mortgage Loan Trust, Series 2017-2, Class B1, 4.56%, 10/25/2047 (a)(b)	365,000	364,941
FHLMC REMICS Series 4395, Class TI, IO, 4.00%, 5/15/2026	276,414	25,884
FHLMC Structured Agency Credit Risk Debt Notes
Series 2015-HQ1, Class B, 11.99%, 3/25/2025 (b)	411,579	559,844

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

Series 2015-HQA1, Class B, 10.04%, 3/25/2028 (b)	$568,642	$681,991
Series 2015-HQA2, Class B, 11.74%, 5/25/2028 (b)	324,103	407,526
Series 2017-DNA3, Class B1, 5.69%, 3/25/2030 (b)	330,000	339,742
Series 2017-HQA3, Class B1, 5.69%, 4/25/2030 (b)	305,000	305,191
FNMA REMICS
Series 2004-31, Class SG, IO, 5.86%, 8/25/2033 (b)(c)	137,040	2,891
Series 2009-31, Class PI, IO, 5.00%, 11/25/2038	260,898	40,837
FNMA
Series 2016-C04, Class 1B, 11.49%, 1/25/2029 (b)	199,957	263,495
Series 2017-C02, Class 2B1, 6.74%, 9/25/2029 (b)	565,000	599,244
Series 2017-C05, Class 1B1, 4.84%, 1/25/2030 (b)	490,000	468,416
GNMA REMICS
Series 2011-167, Class IO, IO, 5.00%, 12/16/2020	134,547	3,676
Series 2011-135, Class QI, IO, 4.50%, 6/16/2041	240,620	39,556
Series 2012-140, Class IC, IO, 3.50%, 11/20/2042	267,709	51,393
Series 2016-5, Class CS, IO, 4.91%, 1/20/2046 (b)	385,146	73,934
Series 2016-20, Class SB, IO, 4.86%, 2/20/2046 (b)	789,777	145,789
Series 2016-81, Class IO, IO, 4.00%, 6/20/2046	233,901	44,658
Series 2016-88, Class SM, IO, 4.86%, 7/20/2046 (b)	358,897	72,537
Series 2016-108, Class QI, IO, 4.00%, 8/20/2046	146,555	33,948
Series 2016-118, Class DS, IO, 4.86%, 9/20/2046 (b)	351,964	77,779
Series 2016-145, Class UI, IO, 3.50%, 10/20/2046	254,680	51,294

Total Collateralized Mortgage Obligations (cost $5,317,011)		5,653,269

Commercial Mortgage-Backed Securities 3.3%
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.58%, 11/15/2048 (b)	250,000	224,754
Wells Fargo Commercial Mortgage Trust
Series 2015-C27, Class D, 3.77%, 2/15/2048 (a)	300,000	226,337
Series 2015-C28, Class D, 4.13%, 5/15/2048 (b)	550,000	431,536
Series 2016-NXS5, Class D, 4.88%, 1/15/2059 (b)	125,000	122,337

Total Commercial Mortgage-Backed Securities (cost $863,401)		1,004,964

28

Statement of Investments (Continued)

October 31, 2017

Nationwide Amundi Strategic Income Fund (Continued)

Corporate Bonds 41.8%

	Principal Amount		Value

Airlines 0.8%
Latam Finance Ltd., 6.88%, 4/11/2024 (a)		$225,000	$237,938

Banks 5.3%
HSBC Holdings plc, (USD ICE Swap Rate 5 Year + 3.75%), 6.00%, 5/22/2027 (d)(e)		265,000	281,563
Intesa Sanpaolo SpA, 5.71%, 1/15/2026 (a)		300,000	318,872
Royal Bank of Scotland Group plc, 4.80%, 4/5/2026		280,000	301,558
Standard Chartered plc, (USD Swap Semi 5 Year + 6.30%), 7.50%, 4/2/2022 (a)(d)(e)		200,000	219,390
UniCredit SpA, (USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (a)(e)		460,000	491,126

			1,612,509

Chemicals 0.6%
NOVA Chemicals Corp., 5.25%, 6/1/2027 (a)		180,000	183,600

Construction & Engineering 0.9%
Tutor Perini Corp., 6.88%, 5/1/2025 (a)		245,000	264,294

Containers & Packaging 0.2%
Plastipak Holdings, Inc., 6.25%, 10/15/2025 (a)		65,000	66,287

Diversified Telecommunication Services 3.0%
Frontier Communications Corp., 7.13%, 1/15/2023		250,000	191,953
SFR Group SA, 7.38%, 5/1/2026 (a)		255,000	274,125
Verizon Communications, Inc., 2.88%, 1/15/2038	EUR	385,000	461,078

			927,156

Electric Utilities 4.2%
Drax Finco plc, 4.25%, 5/1/2022 (a)	GBP	100,000	137,503
Genneia SA, 8.75%, 1/20/2022 (a)		$150,000	166,414
NextEra Energy Operating Partners LP, 4.50%, 9/15/2027 (a)		50,000	50,313
Pampa Energia SA, 7.50%, 1/24/2027 (a)		295,000	321,786
Stoneway Capital Corp., 10.00%, 3/1/2027 (a)		560,000	590,800

			1,266,816

Energy Equipment & Services 1.2%
Exterran Energy Solutions LP, 8.13%, 5/1/2025 (a)		180,000	189,450
Noble Holding International Ltd., 7.75%, 1/15/2024		205,000	183,475

			372,925

Corporate Bonds (continued)

	Principal Amount		Value

Food & Staples Retailing 1.1%
BI-LO LLC, 9.25%, 2/15/2019 (a)		$250,000	$228,125
Fresh Market, Inc. (The), 9.75%, 5/1/2023 (a)		195,000	110,175

			338,300

Food Products 0.9%
Clearwater Seafoods, Inc., 6.88%, 5/1/2025 (a)		145,000	153,338
Pilgrim’s Pride Corp., 5.88%, 9/30/2027 (a)		110,000	114,400

			267,738

Health Care Equipment & Supplies 0.1%
Avantor, Inc., 6.00%, 10/1/2024 (a)		25,000	25,500

Health Care Providers & Services 1.2%
HomeVi SAS, (EURIBOR 3 Month + 4.25%, 4.25% Floor), 4.25%, 11/15/2021 (a)(e)	EUR	100,000	116,591
Quorum Health Corp., 11.63%, 4/15/2023 (f)		$285,000	260,775

			377,366

Hotels, Restaurants & Leisure 1.8%
1011778 BC ULC, 5.00%, 10/15/2025 (a)		230,000	234,313
Burger King France SAS, 6.00%, 5/1/2024 (a)	EUR	250,000	316,572

			550,885

Independent Power and Renewable Electricity Producers 1.7%
AES Corp., 5.13%, 9/1/2027		$65,000	66,722
Calpine Corp., 5.75%, 1/15/2025		220,000	209,000
Talen Energy Supply LLC, 9.50%, 7/15/2022 (a)		240,000	247,200

			522,922

Insurance 1.3%
CNO Financial Group, Inc., 5.25%, 5/30/2025		360,000	382,500

Internet Software & Services 1.4%
GTT Communications, Inc., 7.88%, 12/31/2024 (a)		90,000	95,962
United Group BV, 4.88%, 7/1/2024 (a)	EUR	280,000	341,866

			437,828

Marine 1.6%
Topaz Marine SA, 9.13%, 7/26/2022 (a)		$470,000	474,712

29

Statement of Investments (Continued)

October 31, 2017

Nationwide Amundi Strategic Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Media 0.8%
Salem Media Group, Inc., 6.75%, 6/1/2024 (a)	$140,000	$146,300
Viacom, Inc., (ICE LIBOR USD 3 Month + 3.90%), 5.88%, 2/28/2057 (e)(f)	85,000	84,171

		230,471

Metals & Mining 4.3%
AK Steel Corp. 6.38%, 10/15/2025	100,000	98,500
7.00%, 3/15/2027 (f)	315,000	317,362
Aleris International, Inc., 9.50%, 4/1/2021 (a)	220,000	234,575
Big River Steel LLC, 7.25%, 9/1/2025 (a)	105,000	112,613
First Quantum Minerals Ltd., 7.50%, 4/1/2025 (a)	200,000	211,750
FMG Resources August 2006 Pty. Ltd., 5.13%, 5/15/2024 (a)	80,000	82,300
Gerdau Trade, Inc., 4.88%, 10/24/2027 (a)	200,000	200,650
Warrior Met Coal, Inc., 8.00%, 11/1/2024 (a)	35,000	35,859

		1,293,609

Multiline Retail 0.5%
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/2021 (a)	250,000	147,500

Oil, Gas & Consumable Fuels 5.7%
Cheniere Energy Partners LP, 5.25%, 10/1/2025 (a)	185,000	190,550
Genesis Energy LP, 6.50%, 10/1/2025	280,000	283,500
Murphy Oil Corp., 5.75%, 8/15/2025	110,000	113,575
PBF Holding Co. LLC, 7.25%, 6/15/2025 (a)	155,000	160,232
Petrobras Global Finance BV, 6.00%, 1/27/2028 (a)	256,000	259,200
Petroleos Mexicanos, 6.75%, 9/21/2047	150,000	154,605
Tapstone Energy LLC, 9.75%, 6/1/2022 (a)	190,000	170,525
Tullow Oil plc 6.00%, 11/1/2020 (a)	215,000	215,806
6.25%, 4/15/2022 (a)	200,000	199,500

		1,747,493

Technology Hardware, Storage & Peripherals 0.3%
Seagate HDD Cayman, 4.88%, 3/1/2024 (a)	95,000	96,045

Textiles, Apparel & Luxury Goods 1.5%
Grupo Kaltex SA de CV, 8.88%, 4/11/2022 (a)	480,000	450,600

Corporate Bonds (continued)

	Principal Amount		Value

Trading Companies & Distributors 0.4%
United Rentals North America, Inc., 4.88%, 1/15/2028		$125,000	$125,625

Water Utilities 1.0%
Aegea Finance Sarl, 5.75%, 10/10/2024 (a)		300,000	308,160

Total Corporate Bonds (cost $12,460,835)			12,708,779

Foreign Government Securities 3.8%
ARGENTINA 1.6%
Provincia de Buenos Aires, 5.38%, 1/20/2023 (a)	EUR	400,000	490,080

BRAZIL 0.9%
Federative Republic of Brazil, 5.63%, 2/21/2047		$255,000	259,845

INDONESIA 1.3%
Republic of Indonesia, 3.75%, 6/14/2028 (a)	EUR	300,000	395,898

Total Foreign Government Securities (cost $1,036,200)			1,145,823

Loan Participations 15.6%
Auto Components 0.5%
Superior Industries International, Inc., Term Loan, (ICE LIBOR USD 1 Month + 4.50%), 5.74%, 3/22/2024 (e)		$134,653	135,243

Chemicals 2.4%
Diversey, Term Loan, (ICE LIBOR USD 3 Month + 3.00%), 4.32%, 9/6/2024 (e)		400,000	401,572
New Arclin US Holding Corp., 2nd Lien Term Loan, (ICE LIBOR USD 3 Month + 8.75%), 10.08%, 2/14/2025 (e)		125,000	126,094
New Arclin US Holding Corp., Term Loan, (ICE LIBOR USD 3 Month + 4.25%), 5.58%, 2/14/2024 (e)		189,525	190,946

			718,612

Commercial Services & Supplies 0.5%
West Corp., Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.24%, 10/3/2024 (e)		162,976	163,283

Communications Equipment 1.8%
Avaya, 1st Lien Tranche B7 Term Loan, (ICE LIBOR USD 3 Month + 5.25%), 6.62%, 5/29/2020 (e)(g)		298,196	247,255
Avaya, Inc., DIP Term Loan, (ICE LIBOR USD 1 Month + 7.50%), 8.74%, 1/24/2018 (e)		300,000	300,588

			547,843

30

Statement of Investments (Continued)

October 31, 2017

Nationwide Amundi Strategic Income Fund (Continued)

Loan Participations (continued)

	Principal Amount	Value

Consumer Services 0.6%
Intrawest, 1st Lien Term Loan B1, (ICE LIBOR USD 1 Month + 3.25%), 4.49%, 7/31/2024 (e)	$182,723	$184,550

Containers & Packaging 1.5%
Kloeckner Pentaplast, Term Loan, (ICE LIBOR USD 3 Month + 4.25%), 5.58%, 6/30/2022 (e)	460,000	463,257

Diversified Telecommunication Services 3.5%
Frontier Communications Corp., Term Loan B, (ICE LIBOR USD 1 Month + 3.75%), 4.99%, 6/15/2024 (e)	259,350	246,520
SFR Group SA, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 2.75%), 4.13%, 7/31/2025 (e)	447,750	446,792
Windstream Corp., Term Loan B, (ICE LIBOR USD 1 Month + 4.00%), 5.24%, 3/29/2021 (e)	396,000	370,260

		1,063,572

Equity Real Estate Investment Trusts (REITs) 0.6%
Communications Sale Leasing, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.24%, 10/24/2022 (e)	203,720	195,444

Food Products 0.6%
JBS USA LLC, 1st Lien Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 3.74%, 10/30/2022 (e)	189,050	184,915

Hotels Restaurants & Leisure 1.2%
Mohegan Tribal Gaming Authority, Tranche B Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.24%, 10/13/2023 (e)	362,263	366,168

IT Services 0.6%
Clover Merger Sub, Inc., Term Loan, (ICE LIBOR USD 3 Month + 3.50%), 4.83%, 9/15/2024 (e)	190,000	184,775

Metals & Mining 0.4%
Big River Steel LLC, 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 5.00%), 6.33%, 8/15/2023 (e)	125,000	127,188

Multiline Retail 0.6%
JC Penny Corp., 1st Lien Term Loan B, (ICE LIBOR USD 3 Month + 4.25%), 5.57%, 6/23/2023 (e)	193,750	177,335

Loan Participations (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels 0.4%
Chesapeake Energy Corp., Term Loan, (ICE LIBOR USD 3 Month + 7.50%), 8.81%, 8/23/2021 (e)	$115,000	$123,242

Specialty Retail 0.4%
Camping World Holdings, Inc., Tranche B Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.24%, 11/8/2023 (e)	125,000	126,094

Total Loan Participations (cost $4,785,219)		4,761,521

Short-Term Investments 2.0%
U.S. Treasury Obligation 0.5%
U.S. Treasury Bills, 0.00%, 2/15/2018 (h)(i)	160,000	159,472

	Shares

Money Market Funds 1.5%
Fidelity Investments Money Market Government Portfolio —Institutional Class, 0.96% (j)(k)	15,982	15,982
Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class, 1.22% (j)	437,051	437,182

		453,164

Total Short-Term Investments (cost $612,665)		612,636

Repurchase Agreement 2.2%

	Principal Amount

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $661,071, collateralized by U.S. Treasury Notes, ranging from 1.88% - 2.25%, maturing 1/31/2022 - 2/15/2027; total market value $674,274. (k)(l)	$661,052	661,052

Total Repurchase Agreement (cost $661,052)		661,052

Total Investments (cost $28,389,584) — 96.2%		29,255,375

Other assets in excess of liabilities — 3.8%		1,151,516

NET ASSETS — 100.0%		$30,406,891

31

Statement of Investments (Continued)

October 31, 2017

Nationwide Amundi Strategic Income Fund (Continued)

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2017 was $13,912,053 which represents 45.75% of net assets.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note X for further information. The interest rate shown was the current rate as of October 31, 2017.

(c)	Illiquid security (unaudited).

(d)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2017. The maturity date reflects the next call date.

(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(f)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $654,132, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $15,982 and $661,052, respectively, a total value of $677,034.

(g)	Security in default.
(h)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(i)	Zero Coupon Security. Debt security that pays no cash income but is sold at a substantial discount from its value at maturity.

(j)	Represents 7-day effective yield as of October 31, 2017.

(k)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $677,034.

(l)	Please refer to Note 2(j) for additional information on the joint repurchase agreement.

DIP	Debtor-in-Possession

EURIBOR	Euro Interbank Offered Rate

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

ICE	Intercontinental Exchange

IO	Interest only

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

Currency:

EUR	Euro

GBP	British Pound

USD	United States Dollar

Centrally Cleared Credit default swap contracts outstanding — buy protection as of October 31, 20171:

Reference Obligation/ Index	Financing Rate Paid / (Received) by the Fund	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread[2]	Notional Amount[3]	Upfront Payments (Receipts) ($)[4]	Unrealized Appreciation (Depreciation) ($)	Value ($)
Markit CDX Emerging Markets Index Series 27	1.00%	Quarterly	6/20/2022	1.63%	USD 3,250,000	124,611	(41,590)	83,021
Markit CDX North America High Yield Index Series 29	5.00	Quarterly	12/20/2022	3.11	USD 2,500,000	(182,564)	(41,496)	(224,060)
Markit CDX North America Investment Grade Index Series 29	1.00	Quarterly	12/20/2022	0.52	USD 8,000,000	(164,778)	(28,530)	(193,308)

						(222,731)	(111,616)	(334,347)

CDX	Credit Default Swap Index

32

Statement of Investments (Continued)

October 31, 2017

Nationwide Amundi Strategic Income Fund (Continued)

Currency:

USD	United States Dollar

1	The Fund, as a buyer of credit protection, pays periodic payments and any upfront premium to the protection seller, and is obligated to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.
2	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
3	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
4	Upfront premiums generally related to payments received or paid at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Forward foreign currency contracts outstanding as of October 31, 2017:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	2,119,812	EUR	1,825,000	Bank of America NA	11/30/2017	(9,322)
USD	138,886	GBP	106,000	Bank of America NA	11/30/2017	(2,012)

Net unrealized depreciation						(11,334)

Currency:

EUR	Euro

GBP	Great British Pound

USD	United States Dollar

Futures contracts outstanding as of October 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 10 Year Note	72	12/2017	USD	8,995,500	(73,634)
U.S. Treasury Ultra Bond	3	12/2017	USD	494,344	(10,484)

					(84,118)

Short Contracts
Euro-Bund	(23)	12/2017	EUR	(4,360,325)	(11,417)
U.S. Treasury 5 Year Note	(125)	12/2017	USD	(14,648,438)	88,063
U.S. Treasury Long Bond	(4)	12/2017	USD	(609,875)	12,834
USD 10 Year Interest Rate Swap	(24)	12/2017	USD	(2,422,500)	70,484
USD 5 Year Interest Rate Swap	(27)	12/2017	USD	(2,716,031)	44,935

					204,899

					120,781

Currency:

EUR	Euro

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

33

Statement of Assets and Liabilities

October 31, 2017

Nationwide Amundi Strategic Income Fund
Assets:
Investment securities, at value* (cost $27,728,532)	$28,594,323
Repurchase agreement, at value (cost $661,052)	661,052
Cash	658,577
Cash pledged for centrally cleared credit default swap contracts	235,228
Receivable for variation margin on futures contracts	2,063
Foreign currencies, at value (cost $2,332)	2,332
Interest and dividends receivable	279,190
Security lending income receivable	506
Receivable for investments sold	930,547
Reclaims receivable	544
Reimbursement from investment adviser (Note 3)	15,178
Prepaid expenses	32,597

Total Assets	31,412,137

Liabilities:
Payable for investments purchased	225,000
Payable for variation margin on centrally cleared credit default swap contracts	4,528
Unrealized depreciation on forward foreign currency contracts (Note 2)	11,334
Payable upon return of securities loaned (Note 2)	677,034
Accrued expenses and other payables:
Investment advisory fees	14,364
Fund administration fees	13,946
Distribution fees	237
Administrative servicing fees	13,198
Accounting and transfer agent fees	1,400
Trustee fees	74
Custodian fees	198
Compliance program costs (Note 3)	19
Professional fees	33,867
Printing fees	7,006
Other	3,041

Total Liabilities	1,005,246

Net Assets	$30,406,891

Represented by:
Capital	$28,537,090
Accumulated undistributed net investment income	5,596
Accumulated net realized gains from investment securities, futures contracts, forward foreign currency contracts, swap contracts and foreign currency transactions	1,000,376
Net unrealized appreciation/(depreciation) in investment securities	865,791
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	120,781
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(11,334)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	207
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	(111,616)

Net Assets	$30,406,891

34

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Amundi Strategic Income Fund
Net Assets:
Class A Shares	$444,015
Class C Shares	169,906
Class R6 Shares	120,138
Institutional Service Shares	29,672,832

Total	$30,406,891

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	41,581
Class C Shares	15,914
Class R6 Shares	11,253
Institutional Service Shares	2,779,356

Total	2,848,104

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.68
Class C Shares (b)	$10.68
Class R6 Shares	$10.68
Institutional Service Shares	$10.68
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.93

Maximum Sales Charge:
Class A Shares	2.25%

*	Includes value of securities on loan of $654,132 (Note 2).
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

35

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Amundi Strategic Income Fund
INVESTMENT INCOME:
Interest income	$1,739,326
Dividend income	5,020
Income from securities lending (Note 2)	2,972
Foreign tax withholding	(60)

Total Income	1,747,258

EXPENSES:
Investment advisory fees	160,756
Fund administration fees	88,968
Distribution fees Class A	565
Distribution fees Class C	1,540
Administrative servicing fees Class A	15
Administrative servicing fees Class C	9
Registration and filing fees	40,869
Professional fees	48,369
Printing fees	8,453
Trustee fees	826
Custodian fees	1,180
Accounting and transfer agent fees	10,216
Compliance program costs (Note 3)	127
Other	4,821

Total expenses before expenses reimbursed	366,714

Expenses reimbursed by adviser (Note 3)	(172,109)

Net Expenses	194,605

NET INVESTMENT INCOME	1,552,653

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	1,354,393
Expiration or closing of futures contracts (Note 2)	(1,497)
Settlement of forward foreign currency contracts (Note 2)	(292,716)
Foreign currency transactions (Note 2)	112,909
Expiration or closing of swap contracts (Note 2)	(287,647)

Net realized gains	885,442

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	567,170
Futures contracts (Note 2)	27,699
Forward foreign currency contracts (Note 2)	1,207
Translation of assets and liabilities denominated in foreign currencies	2,245
Swap contracts (Note 2)	(113,374)

Net change in unrealized appreciation/depreciation	484,947

Net realized/unrealized gains	1,370,389

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,923,042

The accompanying notes are an integral part of these financial statements.

36

Statements of Changes in Net Assets

	Nationwide Amundi Strategic Income Fund
	Year Ended October 31, 2017	Period Ended October 31, 2016 (a)
Operations:
Net investment income	$1,552,653	$1,212,459
Net realized gains	885,442	520,218
Net change in unrealized appreciation/depreciation	484,947	378,882

Change in net assets resulting from operations	2,923,042	2,111,559

Distributions to Shareholders From:
Net investment income:
Class A	(11,116)	(4,439)
Class C	(6,576)	(4,397)
Class R6 (b)	(6,062)	(4,596)
Institutional Service	(1,495,415)	(1,121,901)
Net realized gains:
Class A	(2,596)	–
Class C	(2,760)	–
Class R6 (b)	(2,122)	–
Institutional Service	(524,155)	–

Change in net assets from shareholder distributions	(2,050,802)	(1,135,333)

Change in net assets from capital transactions	2,355,198	26,203,227

Change in net assets	3,227,438	27,179,453

Net Assets:
Beginning of year	27,179,453	–

End of year	$30,406,891	$27,179,453

Accumulated undistributed net investment income at end of year	$5,596	$180,300

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$295,155	$124,434
Dividends reinvested	13,712	4,439
Cost of shares redeemed	(5,253)	(33)

Total Class A Shares	303,614	128,840

Class C Shares
Proceeds from shares issued	38,250	156,663
Dividends reinvested	9,336	4,311
Cost of shares redeemed	(23,740)	(25,084)

Total Class C Shares	23,846	135,890

Class R6 Shares (b)
Proceeds from shares issued	868	100,000
Dividends reinvested	8,184	4,596
Cost of shares redeemed	(884)	–

Total Class R6 Shares	8,168	104,596

Institutional Service Shares
Proceeds from shares issued	–	24,712,000
Dividends reinvested	2,019,570	1,121,901
Cost of shares redeemed	–	–

Total Institutional Service Shares	2,019,570	25,833,901

Change in net assets from capital transactions	$2,355,198	$26,203,227

37

Statements of Changes in Net Assets (Continued)

	Nationwide Amundi Strategic Income Fund
	Year Ended October 31, 2017	Period Ended October 31, 2016 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	27,955	12,361
Reinvested	1,320	443
Redeemed	(495)	(3)

Total Class A Shares	28,780	12,801

Class C Shares
Issued	3,650	15,694
Reinvested	906	431
Redeemed	(2,266)	(2,501)

Total Class C Shares	2,290	13,624

Class R6 Shares (b)
Issued	83	10,000
Reinvested	794	460
Redeemed	(84)	–

Total Class R6 Shares	793	10,460

Institutional Service Shares
Issued	–	2,471,255
Reinvested	195,843	112,258
Redeemed	–	–

Total Institutional Service Shares	195,843	2,583,513

Total change in shares	227,706	2,620,398

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016.
(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

38

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Amundi Strategic Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	$10.37	0.55	0.49	1.04	(0.53)	(0.20)	(0.73)	$10.68	10.50%	$444,015	0.93%	5.20%	1.52%	199.38%
Period Ended October 31, 2016 (g)	$10.00	0.45	0.34	0.79	(0.42)	–	(0.42)	$10.37	8.13%	$132,789	0.97%	4.55%	1.97%	191.67%

Class C Shares
Year Ended October 31, 2017	$10.37	0.46	0.50	0.96	(0.45)	(0.20)	(0.65)	$10.68	9.69%	$169,906	1.67%	4.41%	2.27%	199.38%
Period Ended October 31, 2016 (g)	$10.00	0.38	0.34	0.72	(0.35)	–	(0.35)	$10.37	7.35%	$141,305	1.71%	3.85%	2.72%	191.67%

Class R6 Shares(h)
Year Ended October 31, 2017	$10.37	0.57	0.50	1.07	(0.56)	(0.20)	(0.76)	$10.68	10.80%	$120,138	0.67%	5.41%	1.27%	199.38%
Period Ended October 31, 2016 (g)	$10.00	0.48	0.34	0.82	(0.45)	–	(0.45)	$10.37	8.47%	$108,493	0.67%	4.84%	1.67%	191.67%

Institutional Service Class Shares
Year Ended October 31, 2017	$10.37	0.57	0.50	1.07	(0.56)	(0.20)	(0.76)	$10.68	10.80%	$29,672,832	0.67%	5.41%	1.27%	199.38%
Period Ended October 31, 2016 (g)	$10.00	0.48	0.33	0.81	(0.44)	–	(0.44)	$10.37	8.41%	$26,796,866	0.72%	4.79%	1.73%	191.67%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of November 2, 2015 through October 31, 2016.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

39

Fund Commentary	Nationwide Amundi World Bond Fund

For the annual period ended October 31, 2017, the Nationwide Amundi World Bond Fund (Class R6) returned 4.77% versus 1.18% for its benchmark, the Bloomberg Barclays Global Aggregate Bond Index (hedged to U.S. dollar). For broader comparison, the median return for the Fund’s closest Lipper peer category of Global Income Funds (consisting of 206 funds as of October 31, 2017) was 2.61% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Positive contributors to the outperformance include underweight positions to Treasury bond yields as G10 yields generally rose during the period. Yield curve positioning was a strong contributor, as yield curves flattened. In credit, our overweight positions to credit allocations were a positive contributor to the excess returns. Off-benchmark positions in Emerging Market sovereign and quasi sovereign bonds generally contributed to performance as well. An overweight position on the U.S. Dollar was a detractor through most of the year, especially as expressed against the euro.

The key factor during the last 12 months in the U.S. economy has certainly been the U.S. presidential election in early November 2016 that set the tone for markets repricing the expected path of economic growth and inflationary forces over the coming year. The U.S. economy continued to improve the growth trajectory to mid 2%, but inflation continued to remain hiding in the shadows, with Core PCE, the Federal Reserve’s desired metric, falling on the year. Internationally, we saw growth pick up some as well with more inflation rise seen in the eurozone, but still very low. Politics were a big factor starting with the U.S. election in late 2016. Shortly afterward in 2017, this included elections in Austria, Germany and France in the eurozone that led to outcomes favorable to Europhiles (those favoring a strong and unified eurozone). The Emerging Markets continued to grow modestly with lackluster inflation in most areas, with the expected economic U.S. reflation from the new administration’s policies leading to higher growth expectations outweighing concerns of capital flight and external liabilities. Amid this environment, the U.S. dollar initially rose, but then sold off through the course of the year to September as eurozone growth and positive political outcomes pushed the euro and downtrodden British pound higher. Corporate bonds and Emerging Market bonds performed very well on the continued expectation of reflation. Developed Market sovereign bonds, like U.S. Treasuries and German Bunds, generally traded heavily, with the U.S. 10-year less 2-year curve flattening significantly.

We have employed our medium and longer-term strategic themes in each of the primary asset classes of interest rate exposures, credit exposures and foreign exchange exposures. Our interest rate positioning has been broadly underweight the duration of the benchmark as we see markets overplaying recessionary risks and leading to extreme valuations, primarily in the eurozone. We have actively managed this positioning in developed markets and diversified our duration positioning with a long duration bias primarily expressed in Australia and Canada. In general, the Fund maintained a positive credit spread exposure bias relative to the Bloomberg Barclays Global Aggregate Index over the reporting period. Within the sectors, we have an overweight to financials and find hybrid and subordinated securities in the financial space attractive at current pricing. While we are very selective in Emerging Markets, we remain constructive on supportive technical and resilient fundamentals. We invested in primarily hard currency sovereigns and quasi-sovereigns with a bias to the Latin America region. Finally, in foreign exchange, we looked for the U.S. dollar to outperform the euro and are generally underweight the commodity-sensitive currencies of Australia, New Zealand and Canada as commodity volatility continues to weigh on their economies. We maintained a long position in select emerging market currencies as yield-driven flows and a supportive low global rate backdrop have helped valuations improve.

In terms of instruments used for these strategic exposures, we owned cash corporate, emerging and sovereign bonds. In developed markets, we

40

Fund Commentary (cont.)	Nationwide Amundi World Bond Fund

use futures contracts to gain pure and efficient exposure to changes in interest rates in the relevant countries. For FX, we primarily used swaps and forwards to gain cash-efficient positioning. In credit, we periodically use the CDX indices to position for expected broad credit moves. We were long several exchange-listed interest rate and FX options over the period to position for expected moves while taking advantage of the intrinsic downside risk protection in owning options.

Subadviser:

Amundi Pioneer Asset Management

Portfolio Managers:

Jerome Barkate, CFA and P. Adrian Helfert

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in sovereign debt (a governmental entity may delay or refuse to pay interest or repay principal). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific countries, subjecting it to greater volatility than that of other mutual funds. The Fund may hold larger positions in fewer securities and financial instruments than other funds; therefore a change in value of a single security or instrument may have a substantial impact on the Fund’s value and total return. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

41

Fund Overview	Nationwide Amundi World Bond Fund

Asset Allocation†

Corporate Bonds	46.9%
Foreign Government Securities	22.6%
U.S. Treasury Obligations	20.2%
Short-Term Investments	7.6%
Collateralized Mortgage Obligations	1.0%
Futures Contracts	0.7%
Forward Foreign Currency Contracts	0.5%
Credit Default Swaps††	0.0%
Purchased Option††	0.0%
Other assets in excess of liabilities	0.5%
100.0%

Top Industries†††

Banks	13.6%
Oil, Gas & Consumable Fuels	6.3%
Capital Markets	5.7%
Diversified Telecommunication Services	3.5%
Insurance	3.0%
Consumer Finance	2.4%
Electric Utilities	1.6%
Media	1.5%
Multi-Utilities	1.4%
Technology Hardware, Storage & Peripherals	1.3%
Other Industries	59.7%
100.0%

Top Holdings†††

U.S. Treasury Notes, 0.75%, 10/31/2018	8.3%
U.S. Treasury Bills, 0.00%, 1/11/2018	5.3%
U.S. Treasury Bonds, 2.25%, 8/15/2046	4.9%
U.S. Treasury Inflation Linked Notes, 0.38%, 7/15/2025	4.0%
Canada Government Bond, 1.00%, 6/1/2027	3.5%
Canada Government Bond, 1.50%, 6/1/2026	3.3%
U.K. Treasury Bonds, 2.00%, 9/7/2025	3.0%
U.S. Treasury Bills, 0.00%, 3/1/2018	2.5%
Mexican Bonos, 6.50%, 6/10/2021	2.0%
AT&T, Inc., 3.20%, 3/1/2022	2.0%
Other Holdings	61.2%
100.0%

Top Countries†††

United States	55.9%
United Kingdom	8.4%
Canada	7.4%
Italy	5.5%
France	5.2%
Mexico	4.8%
Brazil	4.3%
Argentina	1.9%
Portugal	1.9%
Germany	1.6%
Other Countries	3.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

42

Fund Performance	Nationwide Amundi World Bond Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	Inception
Class A	w/o SC1	4.37%	4.52%	[2]
	w/SC3	2.04%	2.43%	[2]
Class C	w/o SC1	3.60%	3.74%	[2]
	w/SC4	2.61%	3.74%	[2]
Class R6[5,6]		4.77%	4.91%	[2]
Institutional Service Class[5]		4.74%	4.85%	[2]
Bloomberg Barclays Global Aggregate Bond Index		1.18%	(0.66)%
CPI		2.04%	2.17%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of September 15, 2016.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	2.01%	1.15%
Class C	2.76%	1.90%
Class R6[1]	1.51%	0.65%
Institutional Service Class	1.76%	0.90%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

43

Fund Performance (cont.)	Nationwide Amundi World Bond Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Amundi World Bond Fund from inception through 10/31/17 versus the Bloomberg Barclays (BBgBarc) Global Aggregate Bond Index (hedged to U.S. Dollar [USD]) and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

44

Shareholder Expense Example	Nationwide Amundi World Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017, commencement of operations through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017, commencement of operations through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Amundi World Bond Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,033.50	4.10	0.80
	Hypothetical	(a)(b)	1,000.00	1,021.17	4.08	0.80
Class C Shares	Actual	(a)	1,000.00	1,029.70	7.88	1.54
	Hypothetical	(a)(b)	1,000.00	1,017.44	7.83	1.54
Class R6 Shares(c)	Actual	(a)	1,000.00	1,033.80	3.33	0.65
	Hypothetical	(a)(b)	1,000.00	1,021.93	3.31	0.65
Institutional Service Class Shares	Actual	(a)	1,000.00	1,034.90	2.77	0.54
	Hypothetical	(a)(b)	1,000.00	1,022.48	2.75	0.54

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

45

Statement of Investments

October 31, 2017

Nationwide Amundi World Bond Fund

Collateralized Mortgage Obligations 1.0%

	Principal Amount		Value

FNMA
Series 2016-C05, Class 2M2, 5.69%, 1/25/2029 (a)		$150,000	$165,196
Series 2017-C01, Class 1B1, 6.99%, 7/25/2029 (a)		160,000	180,675

Total Collateralized Mortgage Obligations (cost $317,403)			345,871

Corporate Bonds 46.9%
Aerospace & Defense 0.7%
United Technologies Corp., 3.13%, 5/4/2027		252,000	252,260

Banks 13.4%
Bancolombia SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.93%), 4.88%, 10/18/2027 (b)		200,000	200,250
Bank of America Corp., 2.63%, 4/19/2021		500,000	502,489
Barclays Bank plc, Reg. S, 6.00%, 1/14/2021	EUR	210,000	285,140
Barclays plc, 4.38%, 1/12/2026		$210,000	220,040
BNP Paribas SA, Reg. S, (EUR Swap Annual 5 Year + 1.65%), 2.87%, 3/20/2026 (b)	EUR	245,000	305,720
Citigroup, Inc. 3.40%, 5/1/2026		$440,000	443,984
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (b)		150,000	151,617
Fifth Third Bank, 1.63%, 9/27/2019		170,000	168,843
HSBC Holdings plc 2.95%, 5/25/2021		200,000	203,445
2.65%, 1/5/2022		400,000	400,626
(USD ICE Swap Rate 5 Year + 3.75%), 6.00%, 5/22/2027 (b)(c)		260,000	276,250
JPMorgan Chase & Co., 2.30%, 8/15/2021		525,000	522,811
Mizuho Financial Group, Inc., 2.27%, 9/13/2021		200,000	196,992
Royal Bank of Scotland Group plc, 3.88%, 9/12/2023		200,000	205,128
Societe Generale SA, (USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (b)(c)(d)		250,000	291,875
Standard Chartered plc, (USD Swap Semi 5 Year + 5.72%), 7.75%, 4/02/2023 (b)(c)(d)		330,000	365,937
US Bancorp, Series J, (ICE LIBOR USD 3 Month + 2.91%), 5.30%, 4/15/2027 (b)(c)		130,000	142,675

			4,883,822

Beverages 0.4%
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/2026		140,000	144,463

Corporate Bonds (continued)

	Principal Amount		Value

Biotechnology 0.7%
Gilead Sciences, Inc., 2.95%, 3/1/2027		$250,000	$246,051

Capital Markets 5.6%
BlackRock, Inc., 3.20%, 3/15/2027		65,000	65,870
Deutsche Bank AG, 3.38%, 5/12/2021		290,000	294,651
Eaton Vance Corp., 3.50%, 4/6/2027		110,000	112,467
Goldman Sachs Group, Inc. (The) 3.00%, 4/26/2022		300,000	302,894
3.85%, 1/26/2027		120,000	122,781
4.75%, 10/21/2045		245,000	273,286
Intercontinental Exchange, Inc., 3.75%, 12/1/2025		200,000	210,323
Morgan Stanley, Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 7/15/2020 (b)(c)		200,000	210,000
Morgan Stanley, 4.10%, 5/22/2023		210,000	221,090
UBS AG, Reg. S, (EUR Swap Annual 5 Year + 3.40%), 4.75%, 2/12/2026 (b)	EUR	180,000	233,785

			2,047,147

Chemicals 0.2%
LYB International Finance II BV, 3.50%, 3/2/2027		$85,000	84,945

Consumer Finance 2.4%
FCA Bank SpA, Reg. S, 2.88%, 1/26/2018	EUR	210,000	246,329
Ford Motor Credit Co. LLC, 2.98%, 8/3/2022		$410,000	411,202
General Motors Financial Co., Inc., 2.40%, 5/9/2019		210,000	210,886

			868,417

Diversified Financial Services 0.6%
EDP Finance BV, 5.25%, 1/14/2021 (d)		200,000	215,945

Diversified Telecommunication Services 3.4%
AT&T, Inc. 3.20%, 3/1/2022		700,000	712,197
4.75%, 5/15/2046		150,000	141,491
Frontier Communications Corp., 11.00%, 9/15/2025		285,000	241,894
Verizon Communications, Inc., 5.25%, 3/16/2037		150,000	163,912

			1,259,494

Electric Utilities 1.5%
Enel SpA, Reg. S, (EUR Swap Annual 5 Year + 5.24%), 6.50%, 1/10/2074 (b)	EUR	420,000	524,095
NextEra Energy Operating Partners LP, 4.50%, 9/15/2027 (d)		$30,000	30,188

			554,283

46

Statement of Investments (Continued)

October 31, 2017

Nationwide Amundi World Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount		Value

Electronic Equipment, Instruments & Components 0.3%
Keysight Technologies, Inc., 4.60%, 4/6/2027		$115,000	$122,836

Food & Staples Retailing 0.4%
Alimentation Couche-Tard, Inc., 3.55%, 7/26/2027 (d)		150,000	150,506

Food Products 1.3%
JBS USA LUX SA, 5.75%, 6/15/2025 (d)		375,000	363,750
Pilgrim’s Pride Corp., 5.88%, 9/30/2027 (d)		100,000	104,000

			467,750

Hotels, Restaurants & Leisure 0.9%
Mohegan Gaming & Entertainment, 7.88%, 10/15/2024 (d)		170,000	181,050
Wyndham Worldwide Corp., 4.50%, 4/1/2027		135,000	137,897

			318,947

Industrial Conglomerates 0.6%
General Electric Co., 4.50%, 3/11/2044		200,000	219,086

Insurance 3.0%
Allianz SE, Reg. S, (EURIBOR 3 Month + 3.60%), 4.75%, 10/24/2023 (b)(c)	EUR	200,000	275,733
Aon plc, 3.88%, 12/15/2025		$200,000	209,943
Assicurazioni Generali SpA, Reg. S, (EURIBOR 3 Month + 5.35%), 5.00%, 6/8/2048 (b)	EUR	200,000	270,684
Brighthouse Financial, Inc., 4.70%, 6/22/2047 (d)		$125,000	123,756
Metropolitan Life Global Funding I, 3.45%, 12/18/2026 (d)		205,000	210,481

			1,090,597

Media 1.5%
Charter Communications Operating LLC, 3.58%, 7/23/2020		210,000	215,649
Omnicom Group, Inc., 3.60%, 4/15/2026		200,000	202,769
Viacom, Inc., 3.45%, 10/4/2026		130,000	124,733

			543,151

Multi-Utilities 1.4%
Engie SA, Reg. S, (EUR Swap Annual 8 Year + 3.42%), 4.75%, 7/10/2021 (b)(c)	EUR	200,000	265,516
Sempra Energy, 1.63%, 10/7/2019		$250,000	248,225

			513,741

Corporate Bonds (continued)

	Principal Amount		Value

Oil, Gas & Consumable Fuels 6.3%
Enbridge, Inc., 4.25%, 12/1/2026		$60,000	$63,269
Energy Transfer LP, 2.50%, 6/15/2018		400,000	401,556
Hess Corp., 4.30%, 4/1/2027		400,000	402,873
Petrobras Global Finance BV 8.75%, 5/23/2026		300,000	363,375
6.00%, 1/27/2028 (d)		370,000	374,625
Petroleos Mexicanos 6.75%, 9/21/2047		500,000	515,350
6.75%, 9/21/2047 (d)		80,000	82,456
Sunoco Logistics Partners Operations LP, 5.40%, 10/1/2047		95,000	96,386

			2,299,890

Pharmaceuticals 0.3%
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/2026		110,000	97,300

Technology Hardware, Storage & Peripherals 1.3%
Apple, Inc., 3.85%, 8/4/2046		140,000	141,589
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025		200,000	212,650
Seagate HDD Cayman, 4.88%, 3/1/2024 (d)		120,000	121,320

			475,559

Textiles, Apparel & Luxury Goods 0.1%
Tapestry, Inc., 4.13%, 7/15/2027		60,000	60,414

Thrifts & Mortgage Finance 0.6%
BPCE SA, 5.15%, 7/21/2024 (d)		200,000	217,816

Total Corporate Bonds (cost $16,789,603)			17,134,420

Foreign Government Securities 22.6%
ARGENTINA 1.9%
Provincia de Buenos Aires, 5.38%, 1/20/2023 (d)	EUR	370,000	453,324
Republic of Argentina, 6.88%, 1/26/2027		$220,000	239,800

			693,124

BRAZIL 1.3%
Federative Republic of Brazil 4.63%, 1/13/2028		275,000	273,075
5.63%, 2/21/2047		200,000	203,800

			476,875

47

Statement of Investments (Continued)

October 31, 2017

Nationwide Amundi World Bond Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Value

CANADA 6.7%
Canada Government Bond 1.50%, 6/1/2026	CAD	1,600,000	$1,200,961
1.00%, 6/1/2027		1,750,000	1,243,082

			2,444,043

FRANCE 2.3%
France Government Bond OAT
Reg. S, 1.75%, 5/25/2023	EUR	350,000	450,098
Reg. S, 0.10%, 3/1/2028		304,272	380,197

			830,295

ITALY 2.6%
Italy Buoni Poliennali Del Tesoro Reg. S, 2.35%, 9/15/2024 (d)		356,727	477,132
Reg. S, 2.45%, 9/1/2033 (d)		400,000	469,528

			946,660

MEXICO 3.1%
Mexican Bonos, 6.50%, 6/10/2021	MXN	14,000,000	717,301
United Mexican States, 4.15%, 3/28/2027		$390,000	405,405

			1,122,706

OMAN 0.6%
Oman Government Bond, 5.38%, 3/8/2027 (d)		205,000	210,409

PORTUGAL 1.2%
Portugal Obrigacoes do Tesouro OT, Reg. S, 4.10%, 2/15/2045 (d)	EUR	350,000	452,725

UNITED KINGDOM 2.9%
U.K. Treasury Bonds, Reg. S, 2.00%, 9/7/2025	GBP	750,000	1,061,199

Total Foreign Government Securities (cost $8,080,677)			8,238,036

Purchased Options 0.0%†

	Number of Contracts

Call Options 0.0%†
Future Currency Options: 0.0%†
Foreign Exchange CAD/USD 12/8/2017 @ USD 0.81 Notional Amount: USD 36,000 Exchange Traded*		36	1,260

Total Purchased Options (cost $13,707)			1,260

U.S. Treasury Obligations 20.2%

	Principal Amount	Value

U.S. Treasury Bonds, 2.25%, 8/15/2046	$2,000,000	$1,753,516
U.S. Treasury Inflation Linked Notes 0.13%, 4/15/2019 (e)	660,000	693,329
0.38%, 7/15/2025 (e)	1,400,000	1,447,851
0.38%, 1/15/2027 (e)	300,000	300,802
U.S. Treasury Notes 0.75%, 10/31/2018	3,000,000	2,977,851
1.75%, 5/31/2022	225,000	222,768

Total U.S. Treasury Obligations (cost $7,529,356)		7,396,117

Short-Term Investments 7.6%
U.S. Treasury Obligations 7.6%
U.S. Treasury Bills, 0.00%, 1/11/2018 (f)	1,900,000	1,896,094
U.S. Treasury Bills, 0.00%, 3/1/2018 (f)(g)	900,000	896,499

Total Short-Term Investments (cost $2,792,866)		2,792,593

Total Investments (cost $35,523,612) — 98.3%		35,908,297

Other assets in excess of liabilities — 1.7%		630,416

NET ASSETS — 100.0%		$36,538,713

*	Denotes a non-income producing security.

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2017.

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(c)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2017. The maturity date reflects the next call date.

(d)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2017 was $4,896,823 which represents 13.40% of net assets.

(e)	Principal amounts are not adjusted for inflation.

(f)	Zero Coupon Security. Debt security that pays no cash income but is sold at a substantial discount from its value at maturity.

48

Statement of Investments (Continued)

October 31, 2017

Nationwide Amundi World Bond Fund (Continued)

(g)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

†	Amount rounds to less than 0.1%.

EURIBOR	Euro Interbank Offered Rate

FNMA	Federal National Mortgage Association

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.
Currency:

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

MXN	Mexican Peso

USD	United States Dollar

Centrally Cleared Credit default swap contracts outstanding — buy protection as of October 31, 20171:

Reference Obligation/ Index	Financing Rate Paid / (Received) by the Fund	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread[2]	Notional Amount[3]	Upfront Payments (Receipts) ($)[4]	Unrealized Appreciation (Depreciation) ($)	Value ($)
Markit CDX North America High Yield Index Series 29	5.00%	Quarterly	12/20/2022	3.11%	USD 2,660,000	(217,498)	(20,903)	(238,401)

						(217,498)	(20,903)	(238,401)

Centrally Cleared Credit default swap contracts outstanding — sell protection as of October 31, 20175:

Reference Obligation/ Index	Financing Rate Paid / (Received) by the Fund	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread[2]	Notional Amount[3]	Upfront Payments (Receipts) ($)[4]	Unrealized Appreciation (Depreciation) ($)	Value ($)
Markit CDX North America Investment Grade Index Series 29	1.00%	Quarterly	12/20/2022	0.52%	USD 11,000,000	237,705	28,094	265,799

						237,705	28,094	265,799

CDX	Credit Default Swap Index

Currency:

USD	United States Dollar

1	The Fund, as a buyer of credit protection, receives periodic payments and any upfront premium from the protection buyer, and the Fund is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.
2

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to

49

Statement of Investments (Continued)

October 31, 2017

Nationwide Amundi World Bond Fund (Continued)

perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
3	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
4	Upfront premiums generally related to payments received at the initiation of the swap agreement to compensate for differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).
5	The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and the Fund is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.

Forward foreign currency contracts outstanding as of October 31, 2017:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CNY	248,746	USD	37,301	Barclays Bank plc**	12/15/2017	139
CZK	7,598,657	USD	345,136	Barclays Bank plc	12/15/2017	735
PLN	9,596	USD	2,631	Barclays Bank plc	12/15/2017	6
USD	553,330	AUD	703,152	Barclays Bank plc	12/15/2017	15,405
USD	3,700,321	CAD	4,585,421	Barclays Bank plc	12/15/2017	144,497
USD	1,089,000	CHF	1,052,795	Barclays Bank plc	12/15/2017	30,475
USD	719,496	CHF	700,164	JPMorgan Chase Bank	12/15/2017	15,522
USD	6,177,530	EUR	5,233,222	Barclays Bank plc	12/15/2017	66,284
USD	4,299,097	GBP	3,194,329	Barclays Bank plc	12/15/2017	50,781
USD	3,407,677	JPY	381,027,089	Barclays Bank plc	12/15/2017	49,417
INR	54,335,950	USD	830,000	Barclays Bank plc**	1/19/2018	697
KRW	941,070,050	USD	835,000	Barclays Bank plc**	1/19/2018	5,413

Total unrealized appreciation						379,371

CHF	69,616	USD	72,064	Barclays Bank plc	12/15/2017	(2,069)
EUR	1,950,000	USD	2,306,030	Barclays Bank plc	12/15/2017	(28,861)
JPY	80,752,075	USD	720,000	Barclays Bank plc	12/15/2017	(8,275)
MXN	1,704,175	USD	93,584	Barclays Bank plc	12/15/2017	(5,372)
NZD	483,158	USD	346,808	Barclays Bank plc	12/15/2017	(16,447)
SEK	11,781,764	USD	1,452,950	Barclays Bank plc	12/15/2017	(41,810)
TRY	3,762,805	USD	1,011,189	Barclays Bank plc	12/15/2017	(31,915)
USD	726,000	JPY	82,852,020	Barclays Bank plc	12/15/2017	(4,234)
BRL	4,953,842	USD	1,510,000	Barclays Bank plc**	1/19/2018	(10,733)
RUB	42,798,789	USD	726,000	Barclays Bank plc**	1/19/2018	(3,861)
RUB	31,595,519	USD	538,850	JPMorgan Chase Bank**	1/19/2018	(5,742)
TWD	10,947,080	USD	365,000	Barclays Bank plc**	1/19/2018	(543)
USD	835,000	INR	54,838,625	Barclays Bank plc**	1/19/2018	(3,382)
USD	2,200,000	KRW	2,481,050,000	Barclays Bank plc**	1/19/2018	(15,677)
USD	360,000	TWD	10,851,840	Barclays Bank plc**	1/19/2018	(1,287)

Total unrealized depreciation						(180,208)

Net unrealized appreciation						199,163

Currency:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan

CZK	Czech Republic Koruna

EUR	Euro

GBP	British Pound

INR	Indian Rupee

JPY	Japanese Yen

50

Statement of Investments (Continued)

October 31, 2017

Nationwide Amundi World Bond Fund (Continued)

KRW	South Korean Won

MXN	Mexican Peso

NZD	New Zealand Dollar

PLN	Poland New Zloty

RUB	Russia Ruble

SEK	Swedish Krona

TRY	Turkish Lira

TWD	Taiwan Dollar

USD	United States Dollar

Futures contracts outstanding as of October 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Canada 10 Year Bond	14	12/2017	CAD	1,491,373	(5,988)
Euro-BTP	18	12/2017	EUR	2,926,825	72,277
Euro-Buxl	6	12/2017	EUR	1,161,029	9,186
U.S. Treasury 5 Year Note	14	12/2017	USD	1,640,625	(691)

					74,784

Short Contracts
Euro-Bund	(15)	12/2017	EUR	(2,843,690)	(11,300)
Euro-OAT	(3)	12/2017	EUR	(550,252)	(4,759)
Euro-Schatz	(39)	12/2017	EUR	(5,100,103)	(1,998)
Long Gilt	(7)	12/2017	GBP	(1,155,902)	25,262
U.S. Treasury 10 Year Note	(76)	12/2017	USD	(9,495,250)	107,036
U.S. Treasury 10 Year Ultra Note	(9)	12/2017	USD	(1,205,297)	15,380
U.S. Treasury 2 Year Note	(46)	12/2017	USD	(9,906,531)	21,929
U.S. Treasury Long Bond	(9)	12/2017	USD	(1,372,219)	21,427

					172,977

					247,761

Currency:

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

51

Statement of Assets and Liabilities

October 31, 2017

Nationwide Amundi World Bond Fund
Assets:
Investment securities, at value (cost $35,523,612)	$35,908,297
Cash	284,441
Cash pledged for centrally cleared credit default swap contracts	137,906
Receivable for variation margin on futures contracts	18,305
Foreign currencies, at value (cost $11,168)	11,067
Interest and dividends receivable	278,447
Reclaims receivable	2,508
Receivable for variation margin on centrally cleared credit default swap contracts	451
Unrealized appreciation on forward foreign currency contracts (Note 2)	379,371
Reimbursement from investment adviser (Note 3)	17,402
Prepaid expenses	31,264

Total Assets	37,069,459

Liabilities:
Cash collateral pledged by counterparty for forward foreign currency contracts	270,000
Unrealized depreciation on forward foreign currency contracts (Note 2)	180,208
Accrued expenses and other payables:
Investment advisory fees	16,711
Fund administration fees	20,486
Distribution fees	122
Administrative servicing fees	300
Accounting and transfer agent fees	1,789
Trustee fees	89
Custodian fees	230
Compliance program costs (Note 3)	23
Professional fees	33,806
Printing fees	4,749
Other	2,233

Total Liabilities	530,746

Net Assets	$36,538,713

Represented by:
Capital	$36,363,149
Accumulated distributions in excess of net investment income	(408,276)
Accumulated net realized losses from investment securities, futures contracts, forward foreign currency contracts, swap contracts and foreign currency transactions	(253,271)
Net unrealized appreciation/(depreciation) in investment securities	384,685
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	247,761
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	199,163
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,689)
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	7,191

Net Assets	$36,538,713

52

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Amundi World Bond Fund
Net Assets:
Class A Shares	$163,345
Class C Shares	103,316
Class R6 Shares	36,167,880
Institutional Service Class Shares	104,172

Total	$36,538,713

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	16,298
Class C Shares	10,319
Class R6 Shares	3,609,729
Institutional Service Class Shares	10,389

Total	3,646,735

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.02
Class C Shares (b)	$10.01
Class R6 Shares	$10.02
Institutional Service Class Shares	$10.03
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.25

Maximum Sales Charge:
Class A Shares	2.25%

(a)

For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.

(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

53

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Amundi World Bond Fund
INVESTMENT INCOME:
Interest income	$1,003,837
Dividend income	204

Total Income	1,004,041

EXPENSES:
Offering costs	47,203
Investment advisory fees	191,484
Fund administration fees	80,650
Distribution fees Class A	318
Distribution fees Class C	1,007
Administrative servicing fees Class A	68
Administrative servicing fees Class C	68
Administrative servicing fees Institutional Service Class	69
Registration and filing fees	91,811
Professional fees	43,066
Printing fees	13,203
Trustee fees	1,011
Custodian fees	1,435
Accounting and transfer agent fees	4,247
Compliance program costs (Note 3)	157
Other	7,508

Total expenses before expenses reimbursed	483,305

Expenses reimbursed by adviser (Note 3)	(251,158)

Net Expenses	232,147

NET INVESTMENT INCOME	771,894

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	(105,970)
Expiration or closing of futures contracts (Note 2)	345,410
Settlement of forward foreign currency contracts (Note 2)	(221,516)
Foreign currency transactions (Note 2)	(133,949)
Expiration or closing of swap contracts (Note 2)	145,060

Net realized gains	29,035

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	794,680
Futures contracts (Note 2)	(66,077)
Forward foreign currency contracts (Note 2)	124,018
Translation of assets and liabilities denominated in foreign currencies	4,796
Swap contracts (Note 2)	6,964

Net change in unrealized appreciation/depreciation	864,381

Net realized/unrealized gains	893,416

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,665,310

The accompanying notes are an integral part of these financial statements.

54

Statements of Changes in Net Assets

	Nationwide Amundi World Bond Fund
	Year Ended October 31, 2017	Period Ended October 31, 2016 (a)
Operations:
Net investment income	$771,894	$63,713
Net realized gains	29,035	218,173
Net change in unrealized appreciation/depreciation	864,381	(27,270)

Change in net assets resulting from operations	1,665,310	254,616

Distributions to Shareholders From:
Net investment income:
Class A	(4,505)	–
Class C	(2,903)	–
Class R6 (b)	(1,391,248)	(12,561)
Institutional Service Class	(3,885)	(5)
Net realized gains:
Class A	(1,182)	–
Class C	(1,009)	–
Class R6 (b)	(350,459)	–
Institutional Service Class	(1,010)	–
Return of capital:
Class A	(156)	–
Class C	(103)	–
Class R6 (b)	(48,454)	–
Institutional Service Class	(137)	–

Change in net assets from shareholder distributions	(1,805,051)	(12,566)

Change in net assets from capital transactions	1,427,608	35,008,796

Change in net assets	1,287,867	35,250,846

Net Assets:
Beginning of year	35,250,846	–

End of year	$36,538,713	$35,250,846

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(408,276)	$268,081

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$57,704	$100,000
Dividends reinvested	4,716	–
Cost of shares redeemed	–	–

Total Class A Shares	62,420	100,000

Class C Shares
Proceeds from shares issued	–	100,000
Dividends reinvested	3,113	–
Cost of shares redeemed	–	–

Total Class C Shares	3,113	100,000

Class R6 Shares (b)
Proceeds from shares issued	–	34,700,000
Dividends reinvested	1,358,250	8,793
Cost of shares redeemed	–	–

Total Class R6 Shares	1,358,250	34,708,793

55

Statements of Changes in Net Assets (Continued)

	Nationwide Amundi World Bond Fund
	Year Ended October 31, 2017	Period Ended October 31, 2016(a)
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$–	$99,998
Dividends reinvested	3,825	5
Cost of shares redeemed	–	–

Total Institutional Service Class Shares	3,825	100,003

Change in net assets from capital transactions	$1,427,608	$35,008,796

SHARE TRANSACTIONS:
Class A Shares
Issued	5,816	10,000
Reinvested	482	–
Redeemed	–	–

Total Class A Shares	6,298	10,000

Class C Shares
Issued	–	10,000
Reinvested	319	–
Redeemed	–	–

Total Class C Shares	319	10,000

Class R6 Shares (b)
Issued	–	3,470,000
Reinvested	138,857	872
Redeemed	–	–

Total Class R6 Shares	138,857	3,470,872

Institutional Service Class Shares
Issued	–	10,000
Reinvested	389	–
Redeemed	–	–

Total Institutional Service Class Shares	389	10,000

Total change in shares	145,863	3,500,872

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from September 16, 2016 (commencement of operations) through October 31, 2016.
(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

56

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Amundi World Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	$10.07	0.19	0.23	0.42	(0.36)	(0.10)	(0.01)	(0.47)	$10.02	4.37%	$163,345	0.95%	1.89%	1.66%	60.88%
Period Ended October 31, 2016 (g)	$10.00	0.01	0.06	0.07	–	–	–	–	$10.07	0.70%	$100,665	1.15%	0.94%	2.51%	4.15%

Class C Shares
Year Ended October 31, 2017	$10.06	0.11	0.24	0.35	(0.29)	(0.10)	(0.01)	(0.40)	$10.01	3.60%	$103,316	1.72%	1.11%	2.43%	60.88%
Period Ended October 31, 2016 (g)	$10.00	–	0.06	0.06	–	–	–	–	$10.06	0.60%	$100,570	1.90%	0.19%	3.26%	4.15%

Class R6 Shares(h)
Year Ended October 31, 2017	$10.07	0.22	0.23	0.45	(0.39)	(0.10)	(0.01)	(0.50)	$10.02	4.77%	$36,167,880	0.65%	2.18%	1.36%	60.88%
Period Ended October 31, 2016 (g)	$10.00	0.02	0.05	0.07	–	–	–	–	$10.07	0.74%	$34,948,916	0.65%	1.44%	2.01%	4.15%

Institutional Service Class Shares
Year Ended October 31, 2017	$10.07	0.21	0.24	0.45	(0.38)	(0.10)	(0.01)	(0.49)	$10.03	4.74%	$104,172	0.72%	2.11%	1.43%	60.88%
Period Ended October 31, 2016 (g)	$10.00	0.02	0.05	0.07	–	–	–	–	$10.07	0.70%	$100,695	0.90%	1.19%	2.26%	4.15%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from September 16, 2016 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of September 15, 2016 through October 31, 2016.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

57

Fund Commentary	Nationwide Bailard Emerging Markets Equity Fund

For the annual period ended October 31, 2017, the Nationwide Bailard Emerging Markets Equity Fund (Class R6) returned 25.77% versus 26.45% for its benchmark, the MSCI Emerging Markets® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Emerging Markets Funds (consisting of 808 funds as of October 31, 2017) was 24.45% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund focuses first on country allocation and then on stock selection within each market; sector selection is not pursued as part of the strategy. During the reporting period, a positive contribution from stock selection was offset by negative results from country allocation.

The election of Donald Trump as U.S. president near the start of the reporting period was a shock to world politics but an event that financial markets took in their stride. Against a backdrop of increasing global economic growth and trade, strong overseas corporate earnings and higher commodity prices, emerging market equities advanced steadily over the year. Beneficial country allocation decisions included overweighting Hungary and frontier market Argentina, underweighting South Africa, and avoiding Mexico, Qatar and the Philippines entirely. Mexico’s market was weighed down by the potential for disruption to regional trade that would follow from tighter border controls and renegotiation of the North American Free Trade Agreement.

Stock selection’s contribution was largest in China, where portfolio holdings nicely outperformed the MSCI country index and where the market’s giant size magnified the positive impact. Fund holdings also added value in Brazil, Egypt, Malaysia and Korea. All factors used for stock selection performed admirably in China, led by value and price momentum working in tandem. In Brazil, a company’s earnings quality was the most reliable determinant of success. Notable individual outperformers included automaker Geely, real estate developer Country Garden and smartphone component manufacturer BYD Electronic

International in China; health benefits administrator Qualicorp in Brazil; and consumer electronics firm LG Electronics in Korea.

Country allocation decisions that most hurt results during the period were overweight positions in Egypt, Brazil and Pakistan, and underweight exposure to Korea. Egypt’s market soared in local currency terms but suffered in U.S. Dollar terms as the country undertook a necessary but painful devaluation of the Egyptian pound. Korea benefited from increased export volumes and resurgent Chinese demand, exemplified by a strong performance by tech titan Samsung.

Stock selection was weakest in Taiwan, South Africa, Argentina, Peru and Poland—all places where Fund holdings failed to keep up with the respective MSCI country indices. Individual detractors included sugar ethanol and agricultural producer Adecoagro in Argentina, computer hardware manufacturer Micro-Star International in Taiwan and semiconductor foundry Dongbu HiTek in Korea. In China, results would have been even better with the earlier inclusion of e-commerce giant Alibaba Group, added at the end of the period.

There were no currency hedges in place over the fiscal year.

Subadviser:

Bailard, Inc.

Portfolio Managers:

Anthony Craddock; Peter M. Hill; Eric P. Leve, CFA; and Daniel McKellar, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile) and exchange-traded funds (ETFs) (for which shareholders will bear additional costs). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

58

Fund Overview	Nationwide Bailard Emerging Markets Equity Fund

Asset Allocation†

Common Stocks	97.4%
Other assets in excess of liabilities	2.6%
100.0%

Top Industries††

Banks	23.6%
Electronic Equipment, Instruments & Components	10.2%
Oil, Gas & Consumable Fuels	8.2%
Technology Hardware, Storage & Peripherals	7.6%
Internet Software & Services	5.0%
Metals & Mining	4.6%
Real Estate Management & Development	3.4%
Semiconductors & Semiconductor Equipment	3.2%
Automobiles	3.2%
Chemicals	2.8%
Other Industries	28.2%
100.0%

Top Holdings††

Samsung Electronics Co. Ltd.	5.4%
Geely Automobile Holdings Ltd.	2.7%
Hon Hai Precision Industry Co. Ltd.	2.6%
Kingboard Chemical Holdings Ltd.	2.0%
Commercial International Bank Egypt SAE (Registered), GDR	2.0%
Country Garden Holdings Co. Ltd.	2.0%
Credicorp Ltd.	2.0%
China Construction Bank Corp., Class H	2.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.9%
Sberbank of Russia PJSC, ADR	1.8%
Other Holdings	75.6%
100.0%

Top Countries††

China	22.1%
Taiwan	15.3%
South Korea	13.8%
Brazil	9.1%
Hong Kong	6.9%
Turkey	6.1%
Poland	5.8%
Russia	4.2%
Malaysia	3.4%
Argentina	3.2%
Other Countries	10.1%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

59

Fund Performance	Nationwide Bailard Emerging Markets Equity Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	Inception
Class A	w/o SC1	25.44%	4.39%	[2]
	w/SC3	18.26%	2.68%	[2]
Class C	w/o SC1	24.62%	3.66%	[2]
	w/SC4	23.62%	N/A
Class M5		25.86%	4.76%	[2]
Class R6[5,6]		25.77%	4.73%	[2]
Institutional Service Class[5]		25.71%	4.66%	[2]
MSCI Emerging Markets® Index		26.45%	6.18%
CPI		2.04%	1.20%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of March 31, 2014.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.67%	1.53%
Class C	2.42%	2.28%
Class M	1.27%	1.13%
Class R6[1]	1.27%	1.13%
Institutional Service Class	1.38%	1.24%

^	Current effective prospectus dated May 24, 2017.. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

60

Fund Performance (cont.)	Nationwide Bailard Emerging Markets Equity Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Bailard Emerging Markets Equity Fund from inception through 10/31/17 versus the MSCI Emerging Markets® Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

61

Shareholder Expense Example	Nationwide Bailard Emerging Markets Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard Emerging Markets Equity Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,147.10	7.68	1.42
	Hypothetical	(a)(b)	1,000.00	1,018.05	7.22	1.42
Class C Shares	Actual	(a)	1,000.00	1,144.20	11.62	2.15
	Hypothetical	(a)(b)	1,000.00	1,014.37	10.92	2.15
Class M Shares	Actual	(a)	1,000.00	1,149.80	5.96	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.66	5.60	1.10
Class R6 Shares(c)	Actual	(a)	1,000.00	1,149.60	5.96	1.10
	Hypothetical	(a)(b)	1,000.00	1,019.66	5.60	1.10
Institutional Service Class Shares	Actual	(a)	1,000.00	1,149.40	6.61	1.22
	Hypothetical	(a)(b)	1,000.00	1,019.06	6.21	1.22

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

62

Statement of Investments

October 31, 2017

Nationwide Bailard Emerging Markets Equity Fund

Common Stocks 97.4%

	Shares	Value

ARGENTINA 3.1%
Banks 1.6%
Banco Macro SA, ADR	20,000	$2,518,400

Food Products 0.8%
Adecoagro SA*	130,000	1,320,800

Internet Software & Services 0.7%
MercadoLibre, Inc.	5,000	1,201,550

		5,040,750

BRAZIL 8.8%
Banks 3.0%
Banco do Estado do Rio Grande do Sul SA (Preference), Class B	250,000	1,164,675
Banco Santander Brasil SA, ADR	200,000	1,738,000
Itau Unibanco Holding SA, ADR	100,000	1,281,000
Itau Unibanco Holding SA (Preference)	65,000	835,524

		5,019,199

Chemicals 0.5%
Braskem SA (Preference), Class A*	55,000	880,323

Diversified Consumer Services 0.5%
Estacio Participacoes SA	100,000	896,585

Food & Staples Retailing 0.9%
Cia Brasileira de Distribuicao, ADR*	62,000	1,440,260

Health Care Providers & Services 0.7%
Qualicorp SA	105,000	1,123,407

Independent Power and Renewable Electricity Producers 1.0%
Engie Brasil Energia SA	150,000	1,641,549

Metals & Mining 0.5%
Vale SA, ADR*	80,000	783,200

Oil, Gas & Consumable Fuels 1.0%
Petroleo Brasileiro SA, ADR*	150,000	1,597,500

Transportation Infrastructure 0.7%
EcoRodovias Infraestrutura e Logistica SA	300,000	1,118,821

		14,500,844

CHINA 21.7%
Automobiles 2.6%
Geely Automobile Holdings Ltd.	1,400,000	4,336,052

Banks 5.5%
Agricultural Bank of China Ltd., Class H	5,000,000	2,352,525
China Construction Bank Corp., Class H	3,500,000	3,123,223
China Merchants Bank Co. Ltd., Class H	250,000	954,702
Industrial & Commercial Bank of China Ltd., Class H	3,000,000	2,381,087

		8,811,537

Communications Equipment 1.6%
BYD Electronic International Co. Ltd.	950,000	2,596,279

Diversified Telecommunication Services 0.7%
China Communications Services Corp. Ltd., Class H	2,000,000	1,212,889

Common Stocks (continued)

	Shares	Value

CHINA (continued)
Internet Software & Services 4.1%
Alibaba Group Holding Ltd., ADR*	7,500	$1,386,675
SINA Corp.*	25,000	2,691,250
Tencent Holdings Ltd.	60,000	2,702,524

		6,780,449

Machinery 1.7%
Weichai Power Co. Ltd., Class H	2,200,000	2,739,162

Oil, Gas & Consumable Fuels 1.5%
China Shenhua Energy Co. Ltd., Class H	1,000,000	2,390,039

Real Estate Management & Development 2.8%
Agile Group Holdings Ltd.	1,000,000	1,456,746
Country Garden Holdings Co. Ltd.	2,000,000	3,172,493

		4,629,239

Specialty Retail 0.6%
Zhongsheng Group Holdings Ltd.	500,000	1,026,975

Transportation Infrastructure 0.6%
Zhejiang Expressway Co. Ltd., Class H	750,000	930,497

		35,453,118

EGYPT 1.9%
Banks 1.9%
Commercial International Bank Egypt SAE (Registered), GDR Reg. S	700,000	3,195,465

GREECE 2.1%
Banks 0.7%
Eurobank Ergasias SA*	650,000	531,884
National Bank of Greece SA*	1,900,000	629,941

		1,161,825

Construction Materials 0.3%
Titan Cement Co. SA	20,000	482,729

Diversified Telecommunication Services 0.4%
Hellenic Telecommunications Organization SA	60,000	713,191

Hotels, Restaurants & Leisure 0.4%
OPAP SA	55,000	617,168

Specialty Retail 0.3%
JUMBO SA	31,479	506,033

		3,480,946

HONG KONG 6.7%
Electronic Equipment, Instruments & Components 3.2%
Kingboard Chemical Holdings Ltd.	550,000	3,261,480
Kingboard Laminates Holdings Ltd.	1,200,000	2,015,668

		5,277,148

Food & Staples Retailing 0.5%
Sun Art Retail Group Ltd.	800,000	808,069

Household Durables 0.6%
Haier Electronics Group Co. Ltd.*	400,000	1,063,886

Paper & Forest Products 1.7%
Lee & Man Paper Manufacturing Ltd.	750,000	915,509
Nine Dragons Paper Holdings Ltd.	1,000,000	1,837,976

		2,753,485

63

Statement of Investments (Continued)

October 31, 2017

Nationwide Bailard Emerging Markets Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Water Utilities 0.7%
China Water Affairs Group Ltd.	1,600,000	$1,165,572

		11,068,160

HUNGARY 1.9%
Banks 0.9%
OTP Bank plc	39,075	1,575,035

Oil, Gas & Consumable Fuels 0.6%
MOL Hungarian Oil & Gas plc	78,689	942,102

Pharmaceuticals 0.4%
Richter Gedeon Nyrt	26,682	663,795

		3,180,932

MALAYSIA 3.3%
Airlines 1.0%
AirAsia Bhd.	2,000,000	1,577,739

Banks 1.0%
Hong Leong Bank Bhd.	450,000	1,694,429

Chemicals 0.7%
Petronas Chemicals Group Bhd.	650,000	1,131,601

Energy Equipment & Services 0.4%
Serba Dinamik Holdings Bhd.	981,733	609,914

Real Estate Management & Development 0.2%
IOI Properties Group Bhd.	747,500	351,682

		5,365,365

PERU 2.6%
Banks 1.9%
Credicorp Ltd.	15,000	3,141,600

Metals & Mining 0.7%
Southern Copper Corp.	25,000	1,073,750

		4,215,350

POLAND 5.7%
Banks 2.0%
Bank Pekao SA	50,000	1,635,020
Powszechna Kasa Oszczednosci Bank Polski SA*	150,000	1,596,035

		3,231,055

Electric Utilities 0.5%
Enea SA	200,000	764,549

Insurance 0.6%
Powszechny Zaklad Ubezpieczen SA	80,000	1,032,087

Metals & Mining 1.0%
KGHM Polska Miedz SA	50,000	1,685,470

Oil, Gas & Consumable Fuels 1.6%
Grupa Lotos SA	50,000	907,056
Polskie Gornictwo Naftowe i Gazownictwo SA	900,000	1,654,319

		2,561,375

		9,274,536

RUSSIA 4.1%
Banks 1.8%
Sberbank of Russia PJSC, ADR	200,000	2,868,000

Common Stocks (continued)

	Shares	Value

RUSSIA (continued)
Metals & Mining 0.7%
Severstal PJSC, GDR Reg. S	80,000	$1,219,747

Oil, Gas & Consumable Fuels 1.6%
LUKOIL PJSC, ADR	50,000	2,651,500

		6,739,247

SINGAPORE 1.2%
Software 1.2%
IGG, Inc.	1,500,000	2,011,817

SOUTH KOREA 13.5%
Banks 0.9%
Hana Financial Group, Inc.	35,000	1,500,589

Construction & Engineering 0.7%
Daewoo Engineering & Construction Co. Ltd.*	170,000	1,115,316

Electronic Equipment, Instruments & Components 1.0%
SFA Engineering Corp.	45,000	1,638,625

Household Durables 1.5%
LG Electronics, Inc.	30,000	2,437,123

Industrial Conglomerates 0.9%
Hanwha Corp.	35,000	1,395,907

Metals & Mining 0.6%
POSCO	3,500	1,019,200

Oil, Gas & Consumable Fuels 1.0%
SK Innovation Co. Ltd.	8,500	1,558,982

Semiconductors & Semiconductor Equipment 0.5%
Dongbu HiTek Co. Ltd.*	65,000	830,961

Technology Hardware, Storage & Peripherals 5.2%
Samsung Electronics Co. Ltd.	3,500	8,615,855

Textiles, Apparel & Luxury Goods 0.6%
LF Corp.	45,000	1,036,497

Wireless Telecommunication Services 0.6%
SK Telecom Co. Ltd.	4,000	942,860

		22,091,915

TAIWAN 14.9%
Auto Components 0.8%
Tong Yang Industry Co. Ltd.	600,000	1,252,406

Chemicals 1.5%
Formosa Chemicals & Fibre Corp.	450,000	1,369,549
Grand Pacific Petrochemical	1,500,000	1,139,319

		2,508,868

Diversified Financial Services 0.8%
Fubon Financial Holding Co. Ltd.	850,000	1,355,246

Electrical Equipment 0.7%
Walsin Lihwa Corp.	2,200,000	1,128,040

Electronic Equipment, Instruments & Components 5.9%
HannStar Display Corp.	2,500,000	973,298
Hon Hai Precision Industry Co. Ltd.	1,100,000	4,103,503
Merry Electronics Co. Ltd.	350,000	2,700,430
TPK Holding Co. Ltd.*	500,000	1,660,115

		9,437,346

64

Statement of Investments (Continued)

October 31, 2017

Nationwide Bailard Emerging Markets Equity Fund (Continued)

Common Stocks (continued)

	Shares	Value

TAIWAN (continued)
Insurance 0.3%
China Life Insurance Co. Ltd.	498,130	$471,895

Real Estate Management & Development 0.2%
Highwealth Construction Corp.	299,172	400,706

Semiconductors & Semiconductor Equipment 2.6%
Powertech Technology, Inc.	440,000	1,378,015
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	70,000	2,963,100

		4,341,115

Technology Hardware, Storage & Peripherals 2.1%
Lite-On Technology Corp.	1,000,000	1,412,152
Micro-Star International Co. Ltd.	500,000	1,224,043
Wistron Corp.	1,029,608	859,655

		3,495,850

		24,391,472

TURKEY 5.9%
Automobiles 0.5%
Tofas Turk Otomobil Fabrikasi A/S	100,000	814,014

Banks 1.8%
Turkiye Garanti Bankasi A/S	400,000	1,099,629
Turkiye Is Bankasi, Class C	1,000,000	1,882,176

		2,981,805

Construction & Engineering 1.0%
Tekfen Holding A/S	500,000	1,687,862

Equity Real Estate Investment Trusts (REITs) 0.3%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S*	800,000	557,520

Metals & Mining 0.9%
Eregli Demir ve Celik Fabrikalari TAS	650,000	1,525,044

Oil, Gas & Consumable Fuels 0.9%
Tupras Turkiye Petrol Rafinerileri A/S	40,000	1,440,146

Transportation Infrastructure 0.5%
TAV Havalimanlari Holding A/S	150,000	746,906

		9,753,297

Total Common Stocks (cost $127,326,400)		159,763,214

Total Investments (cost $127,326,400) — 97.4%		159,763,214

Other assets in excess of liabilities — 2.6%		4,234,981

NET ASSETS — 100.0%		$163,998,195

*	Denotes a non-income producing security.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

65

Statement of Assets and Liabilities

October 31, 2017

Nationwide Bailard Emerging Markets Equity Fund
Assets:
Investment securities, at value (cost $127,326,400)	$159,763,214
Cash	2,286,113
Foreign currencies, at value (cost $1,252)	1,231
Interest and dividends receivable	243,762
Security lending income receivable	238
Receivable for investments sold	15,917,855
Receivable for capital shares issued	49,975
Reclaims receivable	8,121
Reimbursement from investment adviser (Note 3)	17,442
Receivable for capital gain country tax	4,239
Prepaid expenses	25,236

Total Assets	178,317,426

Liabilities:
Payable for investments purchased	14,126,466
Accrued expenses and other payables:
Investment advisory fees	139,377
Fund administration fees	17,135
Distribution fees	429
Administrative servicing fees	71
Accounting and transfer agent fees	3,083
Trustee fees	411
Compliance program costs (Note 3)	108
Professional fees	27,094
Printing fees	2,257
Other	2,800

Total Liabilities	14,319,231

Net Assets	$163,998,195

Represented by:
Capital	$149,735,744
Accumulated undistributed net investment income	2,336,858
Accumulated net realized losses from investment securities, forward foreign currency contracts and foreign currency transactions	(20,512,523)
Net unrealized appreciation/(depreciation) in investment securities	32,436,814
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,302

Net Assets	$163,998,195

Net Assets:
Class A Shares	$1,053,643
Class C Shares	251,782
Class M Shares	39,893,945
Class R6 Shares	122,430,231
Institutional Service Class Shares	368,594

Total	$163,998,195

66

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Bailard Emerging Markets Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	94,306
Class C Shares	22,750
Class M Shares	3,592,733
Class R6 Shares	10,937,545
Institutional Service Class Shares	33,297

Total	14,680,631

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.17
Class C Shares (b)	$11.07
Class M Shares	$11.10
Class R6 Shares	$11.19
Institutional Service Class Shares	$11.07
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.85

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

67

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Bailard Emerging Markets Equity Fund
INVESTMENT INCOME:
Dividend income	$5,365,516
Interest income	15,793
Income from securities lending (Note 2)	10,487
Foreign tax withholding	(469,187)

Total Income	4,922,609

EXPENSES:
Investment advisory fees	1,452,437
Fund administration fees	115,652
Distribution fees Class A	1,209
Distribution fees Class C	1,210
Administrative servicing fees Class A	300
Administrative servicing fees Class C	56
Administrative servicing fees Institutional Service Class	327
Registration and filing fees	64,455
Professional fees	45,499
Printing fees	11,096
Trustee fees	4,365
Custodian fees	23,084
Accounting and transfer agent fees	20,738
Compliance program costs (Note 3)	637
Other	6,664

Total expenses before expenses reimbursed	1,747,729

Expenses reimbursed by adviser (Note 3)	(144,942)

Net Expenses	1,602,787

NET INVESTMENT INCOME	3,319,822

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	8,562,229
Foreign currency transactions (Note 2)	(65,463)

Net realized gains	8,496,766

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	22,661,934
Translation of assets and liabilities denominated in foreign currencies	(5,102)

Net change in unrealized appreciation/depreciation	22,656,832

Net realized/unrealized gains	31,153,598

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,473,420

†	Net of capital gain country taxes of $71,757.

The accompanying notes are an integral part of these financial statements.

68

Statements of Changes in Net Assets

	Nationwide Bailard Emerging Markets Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$3,319,822	$2,035,061
Net realized gains (losses)	8,496,766	(10,558,696)
Net change in unrealized appreciation/(depreciation)	22,656,832	17,200,678

Change in net assets resulting from operations	34,473,420	8,677,043

Distributions to Shareholders From:
Net investment income:
Class A	(4,312)	(388)
Class C	(850)	(103)
Class M	(617,308)	(300,487)
Class R6 (a)	(1,727,519)	(939,564)
Institutional Service Class	(4,478)	(455)

Change in net assets from shareholder distributions	(2,354,467)	(1,240,997)

Change in net assets from capital transactions	17,249,150	(4,610,537)

Change in net assets	49,368,103	2,825,509

Net Assets:
Beginning of year	114,630,092	111,804,583

End of year	$163,998,195	$114,630,092

Accumulated undistributed net investment income at end of year	$2,336,858	$1,249,506

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$944,370	$35,675
Dividends reinvested	2,786	388
Cost of shares redeemed	(74,659)	(18,581)

Total Class A Shares	872,497	17,482

Class C Shares
Proceeds from shares issued	190,653	25,072
Dividends reinvested	850	103
Cost of shares redeemed	(10,704)	(100)

Total Class C Shares	180,799	25,075

Class M Shares
Proceeds from shares issued	3,271,352	3,747,526
Dividends reinvested	461,873	213,961
Cost of shares redeemed	(1,701,476)	(2,885,210)

Total Class M Shares	2,031,749	1,076,277

Class R6 Shares (a)
Proceeds from shares issued	45,146,707	8,905,162
Dividends reinvested	1,727,519	939,564
Cost of shares redeemed	(32,802,578)	(15,749,919)

Total Class R6 Shares	14,071,648	(5,905,193)

69

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard Emerging Markets Equity Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$388,392	$272,875
Dividends reinvested	4,386	455
Cost of shares redeemed	(300,321)	(97,508)

Total Institutional Service Class Shares	92,457	175,822

Change in net assets from capital transactions	$17,249,150	$(4,610,537)

SHARE TRANSACTIONS:
Class A Shares
Issued	94,406	4,103
Reinvested	292	49
Redeemed	(7,675)	(2,186)

Total Class A Shares	87,023	1,966

Class C Shares
Issued	18,853	2,971
Reinvested	97	13
Redeemed	(1,073)	(11)

Total Class C Shares	17,877	2,973

Class M Shares
Issued	337,639	460,419
Reinvested	50,242	26,845
Redeemed	(171,267)	(363,066)

Total Class M Shares	216,614	124,198

Class R6 Shares (a)
Issued	4,748,377	1,118,710
Reinvested	185,979	117,064
Redeemed	(3,250,903)	(1,844,546)

Total Class R6 Shares	1,683,453	(608,772)

Institutional Service Class Shares
Issued	40,930	32,008
Reinvested	481	55
Redeemed	(31,884)	(11,016)

Total Institutional Service Class Shares	9,527	21,047

Total change in shares	2,014,494	(458,588)

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

70

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard Emerging Markets Equity Fund

		Operations					Distributions			Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	$9.06	0.24	2.03	2.27	(0.16)	(0.16)	$11.17	25.44%		$1,053,643	1.41%	2.33%	1.51%	89.22%
Year Ended October 31, 2016	$8.53	0.12	0.48	0.60	(0.07)	(0.07)	$9.06	7.18%		$66,011	1.37%	1.44%	1.51%	96.21%
Year Ended October 31, 2015	$10.56	0.19	(2.06)	(1.87)	(0.16)	(0.16)	$8.53	(17.83%	)	$45,353	1.37%	1.97%	1.67%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.10	0.46	0.56	–	–	$10.56	5.60%		$22,922	1.60%	1.54%	2.63%	64.00%

Class C Shares
Year Ended October 31, 2017	$9.00	0.15	2.03	2.18	(0.11)	(0.11)	$11.07	24.62%		$251,782	2.14%	1.50%	2.24%	89.22%
Year Ended October 31, 2016	$8.52	0.07	0.46	0.53	(0.05)	(0.05)	$9.00	6.37%		$43,871	2.08%	0.86%	2.21%	96.21%
Year Ended October 31, 2015	$10.52	0.03	(1.96)	(1.93)	(0.07)	(0.07)	$8.52	(18.42%	)	$16,183	2.09%	0.35%	2.51%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.07	0.45	0.52	–	–	$10.52	5.20%		$10,518	2.34%	1.15%	3.38%	64.00%

Class M Shares
Year Ended October 31, 2017	$9.00	0.22	2.06	2.28	(0.18)	(0.18)	$11.10	25.75%	(h)	$39,893,945	1.10%	2.19%	1.20%	89.22%
Year Ended October 31, 2016	$8.47	0.15	0.47	0.62	(0.09)	(0.09)	$9.00	7.49%		$30,377,350	1.10%	1.81%	1.24%	96.21%
Year Ended October 31, 2015	$10.59	0.15	(2.00)	(1.85)	(0.27)	(0.27)	$8.47	(17.54%	)	$27,536,136	1.10%	1.48%	1.56%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.15	0.44	0.59	–	–	$10.59	5.90%		$33,826,891	1.10%	2.42%	1.92%	64.00%

Class R6 Shares(i)
Year Ended October 31, 2017	$9.07	0.23	2.07	2.30	(0.18)	(0.18)	$11.19	25.77%		$122,430,231	1.10%	2.31%	1.20%	89.22%
Year Ended October 31, 2016	$8.54	0.15	0.47	0.62	(0.09)	(0.09)	$9.07	7.44%		$83,929,637	1.10%	1.83%	1.24%	96.21%
Year Ended October 31, 2015	$10.59	0.26	(2.10)	(1.84)	(0.21)	(0.21)	$8.54	(17.52%	)	$84,183,900	1.10%	2.76%	1.21%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.15	0.44	0.59	–	–	$10.59	5.90%		$1,017,059	1.10%	2.39%	2.14%	64.00%

Institutional Service Class Shares
Year Ended October 31, 2017	$8.97	0.21	2.06	2.27	(0.17)	(0.17)	$11.07	25.71%		$368,594	1.21%	2.16%	1.31%	89.22%
Year Ended October 31, 2016	$8.45	0.14	0.47	0.61	(0.09)	(0.09)	$8.97	7.41%		$213,223	1.17%	1.61%	1.30%	96.21%
Year Ended October 31, 2015	$10.58	0.17	(2.01)	(1.84)	(0.29)	(0.29)	$8.45	(17.57%	)	$23,011	1.06%	1.75%	1.46%	146.69%
Period Ended October 31, 2014 (g)	$10.00	0.14	0.44	0.58	–	–	$10.58	5.80%		$20,328	1.35%	2.19%	2.25%	64.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from April 1, 2014 (commencement of operations) through October 31, 2014. Total return is calculated based on inception date of March 31, 2014 through October 31, 2014.
(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

71

Fund Commentary	Nationwide Bailard International Equities Fund

For the annual period ended October 31, 2017, the Nationwide Bailard International Equities Fund (Class M) returned 19.87% versus 23.44% for its benchmark, the MSCI EAFE® Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of International Multi-Cap Core Funds (consisting of 424 funds as of October 31, 2017) was 23.55% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund focuses first on country allocation and then on stock selection within each market; sector selection is not pursued as part of the strategy. The shortfall relative to benchmark over the reporting period was attributable to negative results from country allocation, mitigated somewhat by a positive contribution from stock selection.

The election of Donald Trump as U.S. president near the start of the reporting period was a shock to world politics but an event that financial markets took in their stride. Against a backdrop of gradually improving economic indicators, increasing global trade activity and overseas corporate earnings growth, international equities advanced steadily over the year. The Fund was correctly overweight the top-performing developed market Austria, the top-performing emerging market Poland and frontier market Argentina; each of these countries’ MSCI indices rose more than 50% (US$ terms, net dividends). Underweight exposures in Australia, Japan, Israel and Switzerland were also beneficial. Austria was an early bright spot for earnings growth in a year that saw profit recovery across international markets generally.

Stock selection was broadly successful and had the most positive impact in Switzerland, Japan and Germany, with smaller benefits coming from Egypt, Brazil and Singapore. Stocks with attractive valuations were rewarded in Japan and Germany, while earnings quality was an important driver of outperformance in Switzerland. Notable individual contributors included air carrier Deutsche Lufthansa and electric power producer Uniper in Germany, computer equipment maker

Logitech and biotech/chemical company Lonza Group in Switzerland, construction firm Kajima in Japan and contract electronics manufacturer Venture Corp. in Singapore.

The poor overall country allocation results stemmed from an under-emphasis on rebounding eurozone markets (Italy, France, Germany and the Netherlands), exposure to Canada and allocations to some underperforming emerging markets (Brazil, Egypt, Indonesia and Pakistan). In addition to the pickup in economic and earnings growth on the continent, Europe proved a less fertile ground for populist uprisings than had been feared, with elections in several countries producing moderate governments supportive of regional integration.

Currency hedging was a modest detractor over the period. A hedge on the yen was put in place during the first calendar quarter of 2017, as we expected the Bank of Japan’s ultra-loose monetary policy to keep pressure on the currency. But the yen was resilient, and the hedge was closed in March after a minor loss (0.05% impact to Fund return). The pound hedge in place since last summer’s Brexit shock was kept on to protect against a further slide in the currency. But sterling found surprising strength despite U.K. government missteps and a rocky start to negotiations with the European Union; the hedge was closed in September, having cost the Fund 0.22%.

On the stock selection side, Hungary, Austria, Sweden and Argentina were markets where Fund holdings failed to keep up with the relevant MSCI country index. Notable individual underperformers included pharmaceutical giant GlaxoSmithKline in the U.K., water utility and public transport operator Veolia in France, salmon fishery Salmar in Norway and textile manufacturer Lenzing in Austria. Veolia, Salmar and Lenzing were sold before the end of the period, while GlaxoSmithKline remains a top Fund holding.

72

Fund Commentary (cont.)	Nationwide Bailard International Equities Fund

Subadviser:

Bailard, Inc.

Portfolio Managers:

Anthony Craddock; Peter M. Hill; Eric P. Leve, CFA; and Daniel McKellar, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

73

Fund Overview	Nationwide Bailard International Equities Fund

Asset Allocation†

Common Stocks	98.1%
Repurchase Agreement	1.3%
Short-Term Investment††	0.0%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries†††

Banks	16.1%
Insurance	5.7%
Metals & Mining	5.4%
Construction & Engineering	5.1%
Oil, Gas & Consumable Fuels	4.6%
Pharmaceuticals	4.3%
Automobiles	3.9%
Electronic Equipment, Instruments & Components	3.7%
Auto Components	3.6%
Diversified Telecommunication Services	3.1%
Other Industries*	44.5%
100.0%

Top Holdings†††

Novartis AG (Registered)	1.5%
GlaxoSmithKline plc	1.4%
Royal Dutch Shell plc, Class B	1.4%
Hitachi Ltd.	1.3%
Credicorp Ltd.	1.3%
Kajima Corp.	1.3%
Cie Generale des Etablissements Michelin	1.2%
Uniper SE	1.1%
Fiat Chrysler Automobiles NV	1.1%
Banco Macro SA, ADR	1.1%
Other Holdings*	87.3%
100.0%

Top Countries†††

Japan	21.1%
United Kingdom	17.7%
France	8.6%
Netherlands	6.0%
Germany	5.6%
Switzerland	5.6%
Norway	3.5%
Sweden	3.3%
Singapore	3.2%
Austria	2.7%
Other Countries*	22.7%
100.0%

74

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Bailard International Equities Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	19.48%	8.47%	0.63%
	w/SC3	12.66%	7.24%	0.06%
Class C1	w/o SC2	18.68%	7.70%	(0.07)%
	w/SC4	17.68%	N/A	N/A
Class M1,5		19.87%	8.84%	0.97%
Class R6[5,6]		20.00%	N/A	5.95%	[7]
Institutional Service Class[1,5,8]		19.90%	8.74%	0.84%
MSCI EAFE® Index		23.44%	8.53%	1.10%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	1.24%
Class C	1.99%
Class M	0.87%
Class R6[1]	0.87%
Institutional Service Class	0.99%

^	Current effective prospectus dated May 24, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

75

Fund Performance (cont.)	Nationwide Bailard International Equities Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class M shares of the Nationwide Bailard International Equities Fund versus the MSCI EAFE® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class M shares of the Fund’s predecessor fund, the HighMark International Opportunities Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

76

Shareholder Expense Example	Nationwide Bailard International Equities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bailard International Equities Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,102.40	6.41	1.21
	Hypothetical	(a)(b)	1,000.00	1,019.11	6.16	1.21
Class C Shares	Actual	(a)	1,000.00	1,099.00	10.42	1.97
	Hypothetical	(a)(b)	1,000.00	1,015.27	10.01	1.97
Class M Shares	Actual	(a)	1,000.00	1,104.90	4.51	0.85
	Hypothetical	(a)(b)	1,000.00	1,020.92	4.33	0.85
Class R6 Shares(c)	Actual	(a)	1,000.00	1,106.20	4.51	0.85
	Hypothetical	(a)(b)	1,000.00	1,020.92	4.33	0.85
Institutional Service Class Shares	Actual	(a)	1,000.00	1,104.20	5.14	0.97
	Hypothetical	(a)(b)	1,000.00	1,020.32	4.94	0.97

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

77

Statement of Investments

October 31, 2017

Nationwide Bailard International Equities Fund

Common Stocks 98.1%

	Shares	Value

ARGENTINA 1.6%
Banks 1.0%
Banco Macro SA, ADR	42,000	$5,288,640

Food Products 0.3%
Adecoagro SA*	130,000	1,320,800

Internet Software & Services 0.3%
MercadoLibre, Inc.	6,000	1,441,860

		8,051,300

AUSTRIA 2.7%
Banks 0.9%
Erste Group Bank AG*	60,000	2,577,888
Raiffeisen Bank International AG*	50,000	1,743,564

		4,321,452

Metals & Mining 0.5%
voestalpine AG	45,000	2,476,939

Oil, Gas & Consumable Fuels 0.9%
OMV AG	75,000	4,505,816

Real Estate Management & Development 0.4%
BUWOG AG*	70,000	2,018,767

		13,322,974

BRAZIL 2.1%
Banks 1.1%
Banco Santander Brasil SA, ADR	300,000	2,607,000
Itau Unibanco Holding SA, ADR	200,000	2,562,000

		5,169,000

Metals & Mining 0.5%
Vale SA, ADR*	250,000	2,447,500

Oil, Gas & Consumable Fuels 0.5%
Petroleo Brasileiro SA, ADR*	250,000	2,662,500

		10,279,000

CANADA 1.1%
Banks 0.5%
National Bank of Canada	60,000	2,911,867

Commercial Services & Supplies 0.3%
Transcontinental, Inc., Class A	70,000	1,553,988

Paper & Forest Products 0.3%
Norbord, Inc.	35,000	1,261,530

		5,727,385

CHINA 0.3%
Machinery 0.3%
Yangzijiang Shipbuilding Holdings Ltd.	1,500,000	1,733,492

EGYPT 0.8%
Banks 0.8%
Commercial International Bank Egypt SAE (Registered), GDR Reg. S	900,000	4,108,455

FINLAND 2.4%
Insurance 0.8%
Sampo OYJ, Class A	75,000	3,929,106

IT Services 0.2%
Tieto OYJ	40,000	1,225,832

Common Stocks (continued)

	Shares	Value

FINLAND (continued)
Machinery 0.3%
Valmet OYJ	80,000	$1,551,774

Oil, Gas & Consumable Fuels 0.4%
Neste OYJ	32,000	1,782,691

Paper & Forest Products 0.7%
UPM-Kymmene OYJ	120,000	3,606,394

		12,095,797

FRANCE 8.5%
Aerospace & Defense 0.5%
Thales SA	25,000	2,606,293

Airlines 0.5%
Air France-KLM*	150,000	2,343,643

Auto Components 2.5%
Cie Generale des Etablissements Michelin	40,000	5,789,811
Faurecia	40,000	2,907,443
Valeo SA	45,000	3,044,818

		11,742,072

Automobiles 0.6%
Peugeot SA	125,000	2,967,228

Banks 1.0%
Credit Agricole SA	300,000	5,239,542

Construction & Engineering 1.2%
Bouygues SA	52,000	2,497,627
Eiffage SA	35,000	3,658,284

		6,155,911

Food & Staples Retailing 0.3%
Casino Guichard Perrachon SA	30,000	1,713,820

Insurance 1.0%
AXA SA	70,000	2,114,992
SCOR SE	75,000	3,116,394

		5,231,386

IT Services 0.9%
Atos SE	30,000	4,663,105

		42,663,000

GERMANY 5.6%
Air Freight & Logistics 0.8%
Deutsche Post AG (Registered)	90,000	4,121,157

Airlines 0.8%
Deutsche Lufthansa AG (Registered)	120,000	3,828,931

Auto Components 0.4%
Schaeffler AG (Preference)	120,000	1,901,363

Chemicals 0.8%
Covestro AG Reg. S (a)	40,000	3,848,357

Independent Power and Renewable Electricity Producers 1.1%
Uniper SE	200,000	5,619,226

Insurance 0.9%
Allianz SE (Registered)	20,000	4,644,281

Real Estate Management & Development 0.4%
Vonovia SE	40,000	1,760,707

78

Statement of Investments (Continued)

October 31, 2017

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Textiles, Apparel & Luxury Goods 0.4%
adidas AG	10,000	$2,225,379

		27,949,401

GREECE 0.7%
Banks 0.2%
National Bank of Greece SA*	4,000,000	1,326,191

Diversified Telecommunication Services 0.2%
Hellenic Telecommunications Organization SA	100,000	1,188,651

Hotels, Restaurants & Leisure 0.2%
OPAP SA	80,000	897,699

Specialty Retail 0.1%
JUMBO SA	20,600	331,151

		3,743,692

HUNGARY 0.4%
Banks 0.2%
OTP Bank plc	24,096	971,262

Oil, Gas & Consumable Fuels 0.1%
MOL Hungarian Oil & Gas plc	44,591	533,864

Pharmaceuticals 0.1%
Richter Gedeon Nyrt	16,675	414,841

		1,919,967

ITALY 2.4%
Banks 0.8%
Mediobanca SpA	400,000	4,380,449

Construction & Engineering 0.4%
Maire Tecnimont SpA (b)	400,000	2,243,801

Multi-Utilities 0.6%
Iren SpA	1,000,000	2,751,392

Transportation Infrastructure 0.6%
ASTM SpA	100,000	2,771,303

		12,146,945

JAPAN 21.2%
Auto Components 0.9%
Bridgestone Corp.	60,000	2,865,269
Toyota Boshoku Corp.	70,000	1,412,048

		4,277,317

Automobiles 2.2%
Mazda Motor Corp.	160,000	2,308,996
Subaru Corp.	85,000	2,927,750
Suzuki Motor Corp.	50,000	2,736,662
Toyota Motor Corp.	50,000	3,104,739

		11,078,147

Banks 1.6%
Aozora Bank Ltd.	30,000	1,176,354
Mizuho Financial Group, Inc.	1,500,000	2,729,345
Resona Holdings, Inc.	300,000	1,623,566
Sumitomo Mitsui Financial Group, Inc.	60,000	2,414,315

		7,943,580

Beverages 0.5%
Kirin Holdings Co. Ltd.	100,000	2,389,334

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Building Products 0.6%
Asahi Glass Co. Ltd.	30,000	$1,178,809
Nichias Corp.	120,000	1,570,059

		2,748,868

Capital Markets 0.5%
SBI Holdings, Inc.	150,000	2,369,866

Chemicals 1.8%
DIC Corp.	30,000	1,116,201
Mitsui Chemicals, Inc.	80,000	2,474,351
Showa Denko KK	70,000	2,329,156
Teijin Ltd.	150,000	3,179,667

		9,099,375

Construction & Engineering 2.3%
Kajima Corp.	600,000	6,224,271
Obayashi Corp.	400,000	5,207,783

		11,432,054

Diversified Financial Services 0.3%
ORIX Corp.	80,000	1,378,332

Diversified Telecommunication Services 0.8%
Nippon Telegraph & Telephone Corp.	80,000	3,876,158

Electric Utilities 0.6%
Kansai Electric Power Co., Inc. (The)	150,000	2,051,249
Tohoku Electric Power Co., Inc.	90,000	1,177,253

		3,228,502

Electronic Equipment, Instruments & Components 1.3%
Hitachi Ltd.	800,000	6,365,880

Food & Staples Retailing 0.8%
Seven & i Holdings Co. Ltd.	100,000	4,041,792

Food Products 0.4%
Nippon Suisan Kaisha Ltd.	300,000	1,822,186

Health Care Equipment & Supplies 0.8%
Hoya Corp.	70,000	3,783,423

Hotels, Restaurants & Leisure 0.4%
Round One Corp.	150,000	1,933,048

Household Durables 0.4%
Haseko Corp.	150,000	2,178,270

Insurance 0.2%
MS&AD Insurance Group Holdings, Inc.	30,000	1,012,716

Internet Software & Services 0.7%
Mixi, Inc.	75,000	3,670,034

IT Services 0.5%
Itochu Techno-Solutions Corp.	70,000	2,729,974

Machinery 0.4%
JTEKT Corp.	125,000	2,065,099

Oil, Gas & Consumable Fuels 0.5%
JXTG Holdings, Inc.	510,000	2,625,129

Pharmaceuticals 0.6%
Daiichi Sankyo Co. Ltd.	130,000	2,990,523

Professional Services 0.3%
Meitec Corp.	30,000	1,474,728

Real Estate Management & Development 0.3%
Nomura Real Estate Holdings, Inc.	75,000	1,655,890

79

Statement of Investments (Continued)

October 31, 2017

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Road & Rail 0.4%
Sankyu, Inc.	48,000	$1,989,020

Specialty Retail 0.2%
Adastria Co. Ltd.	40,000	871,282

Trading Companies & Distributors 0.6%
Sumitomo Corp.	200,000	2,895,165

Wireless Telecommunication Services 0.3%
NTT DOCOMO, Inc.	60,000	1,449,465

		105,375,157

LUXEMBOURG 0.6%
Metals & Mining 0.6%
ArcelorMittal*	100,000	2,866,180

MALAYSIA 0.3%
Banks 0.3%
Hong Leong Bank Bhd.	385,500	1,451,561

NETHERLANDS 5.9%
Banks 0.8%
ABN AMRO Group NV, CVA Reg. S (a)	125,000	3,863,101

Beverages 0.4%
Heineken Holding NV	20,000	1,856,520

Diversified Telecommunication Services 0.8%
Koninklijke KPN NV	1,100,000	3,796,904

Electrical Equipment 0.6%
Philips Lighting NV Reg. S (a)	80,000	3,026,396

Energy Equipment & Services 0.3%
SBM Offshore NV	85,000	1,517,156

Insurance 0.8%
NN Group NV	90,000	3,769,072

Oil, Gas & Consumable Fuels 1.3%
Royal Dutch Shell plc, Class B	220,000	7,080,746

Semiconductors & Semiconductor Equipment 0.9%
BE Semiconductor Industries NV	60,000	4,716,265

		29,626,160

NORWAY 3.5%
Banks 0.9%
DNB ASA	250,000	4,821,118

Diversified Telecommunication Services 0.9%
Telenor ASA (b)	200,000	4,246,948

Food Products 0.6%
Marine Harvest ASA*	150,000	2,928,610

Insurance 0.3%
Storebrand ASA	200,000	1,710,442

Metals & Mining 0.8%
Norsk Hydro ASA	500,000	3,864,559

		17,571,677

PERU 1.7%
Banks 1.3%
Credicorp Ltd.	30,000	6,283,200

Metals & Mining 0.4%
Southern Copper Corp.	50,000	2,147,500

		8,430,700

Common Stocks (continued)

	Shares	Value

POLAND 2.2%
Banks 1.0%
Bank Pekao SA	70,000	$2,289,028
Powszechna Kasa Oszczednosci Bank Polski SA*	270,000	2,872,864

		5,161,892

Metals & Mining 0.5%
KGHM Polska Miedz SA	70,000	2,359,658

Oil, Gas & Consumable Fuels 0.7%
Polski Koncern Naftowy ORLEN SA	50,000	1,767,022
Polskie Gornictwo Naftowe i Gazownictwo SA	900,000	1,654,319

		3,421,341

		10,942,891

SINGAPORE 3.2%
Banks 1.6%
DBS Group Holdings Ltd.	225,000	3,760,461
Oversea-Chinese Banking Corp. Ltd.	450,000	3,928,766

		7,689,227

Electronic Equipment, Instruments & Components 0.7%
Venture Corp. Ltd.	250,000	3,576,835

Hotels, Restaurants & Leisure 0.3%
Genting Singapore plc	1,700,000	1,521,605

Real Estate Management & Development 0.6%
UOL Group Ltd.	250,000	1,658,460
Yanlord Land Group Ltd.	1,133,606	1,488,720

		3,147,180

		15,934,847

SOUTH AFRICA 0.8%
Paper & Forest Products 0.8%
Mondi plc	175,000	4,232,224

SWEDEN 3.2%
Banks 1.1%
Skandinaviska Enskilda Banken AB, Class A	200,000	2,461,233
Swedbank AB, Class A	125,000	3,104,637

		5,565,870

Diversified Telecommunication Services 0.5%
Com Hem Holding AB	150,000	2,253,201

Food & Staples Retailing 0.4%
ICA Gruppen AB	60,000	2,213,106

Household Durables 0.5%
Electrolux AB Series B	40,000	1,414,012
JM AB	40,000	1,055,517

		2,469,529

Machinery 0.7%
Sandvik AB	200,000	3,643,537

		16,145,243

SWITZERLAND 5.6%
Capital Markets 0.7%
Partners Group Holding AG	5,000	3,362,166

Food Products 1.0%
Nestle SA (Registered)	60,000	5,048,088

80

Statement of Investments (Continued)

October 31, 2017

Nationwide Bailard International Equities Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Insurance 0.3%
Swiss Life Holding AG (Registered)*	5,000	$1,740,017

Life Sciences Tools & Services 0.5%
Lonza Group AG (Registered)*	10,000	2,658,904

Machinery 0.4%
VAT Group AG Reg. S* (a)	15,000	1,954,094

Metals & Mining 0.5%
Glencore plc*	500,000	2,407,381

Pharmaceuticals 1.6%
Novartis AG (Registered)	90,000	7,423,494

Technology Hardware, Storage & Peripherals 0.6%
Logitech International SA (Registered)	90,000	3,215,156

		27,809,300

TAIWAN 2.3%
Chemicals 0.2%
Formosa Chemicals & Fibre Corp.	350,000	1,065,205

Diversified Financial Services 0.3%
Fubon Financial Holding Co. Ltd.	1,020,000	1,626,295

Electronic Equipment, Instruments & Components 1.3%
HannStar Display Corp.	4,500,000	1,751,937
Merry Electronics Co. Ltd.	250,000	1,928,879
TPK Holding Co. Ltd.*	800,000	2,656,184

		6,337,000

Real Estate Management & Development 0.1%
Highwealth Construction Corp.	290,862	389,576

Technology Hardware, Storage & Peripherals 0.4%
Primax Electronics Ltd.	700,000	1,823,355

		11,241,431

TURKEY 1.4%
Banks 0.7%
Turkiye Is Bankasi, Class C	1,800,000	3,387,917

Construction & Engineering 0.7%
Tekfen Holding A/S	1,000,000	3,375,724

		6,763,641

UNITED KINGDOM 17.6%
Aerospace & Defense 0.5%
BAE Systems plc	300,000	2,363,877

Automobiles 1.1%
Fiat Chrysler Automobiles NV*	320,000	5,531,811

Beverages 0.9%
Fevertree Drinks plc	160,000	4,510,090

Capital Markets 1.0%
3i Group plc	400,000	5,104,740

Construction & Engineering 0.4%
Kier Group plc	150,000	2,071,147

Electronic Equipment, Instruments & Components 0.4%
Electrocomponents plc	200,000	1,843,439

Energy Equipment & Services 1.0%
Subsea 7 SA	300,000	5,050,541

Hotels, Restaurants & Leisure 0.4%
InterContinental Hotels Group plc	38,297	2,125,223

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Household Durables 0.4%
Persimmon plc	50,000	$1,860,479

Household Products 0.5%
Reckitt Benckiser Group plc	30,000	2,683,170

Insurance 1.3%
Admiral Group plc	40,000	1,021,828
Beazley plc	350,000	2,348,627
Direct Line Insurance Group plc	372,000	1,835,209
Hastings Group Holdings plc Reg. S (a)	250,000	1,046,025

		6,251,689

Internet & Direct Marketing Retail 0.8%
boohoo.com plc*	1,500,000	3,996,549

Life Sciences Tools & Services 0.5%
Clinigen Group plc	150,000	2,343,489

Metals & Mining 1.7%
Anglo American plc	200,000	3,768,313
Rio Tinto plc	100,000	4,711,734

		8,480,047

Personal Products 1.0%
Unilever plc	85,000	4,820,949

Pharmaceuticals 2.0%
GlaxoSmithKline plc	400,000	7,186,324
Indivior plc*	650,000	3,209,296

		10,395,620

Professional Services 0.8%
RELX plc	165,000	3,795,279

Software 1.2%
Micro Focus International plc	57,738	2,028,944
Sage Group plc (The)	400,000	3,961,541

		5,990,485

Specialty Retail 0.8%
JD Sports Fashion plc	200,000	951,261
WH Smith plc	120,000	3,263,080

		4,214,341

Tobacco 0.9%
British American Tobacco plc	30,000	1,937,165
Imperial Brands plc	65,000	2,651,670

		4,588,835

		88,021,800

Total Common Stocks (cost $409,412,509)		490,154,220

Short-Term Investment 0.0%†
Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96% (c) (d)	152,717	152,717

Total Short-Term Investment (cost $152,717)		152,717

81

Statement of Investments (Continued)

October 31, 2017

Nationwide Bailard International Equities Fund (Continued)

Repurchase Agreement 1.3%

	Principal Amount	Value

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $6,316,810, collateralized by U.S. Treasury Notes, ranging from 1.88% - 2.25%, maturing 1/31/2022 - 2/15/2027; total market value $6,442,974.(d)(e)	$6,316,631	$6,316,631

Total Repurchase Agreement (cost $6,316,631)		6,316,631

Total Investments (cost $415,881,857) — 99.4%		496,623,568

Other assets in excess of liabilities — 0.6%		2,861,101

NET ASSETS — 100.0%		$499,484,669

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2017 was $13,737,973 which represents 2.75% of net assets.

(b)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $6,203,604, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $152,717 and $6,316,631, respectively, a total value of $6,469,348.

(c)	Represents 7-day effective yield as of October 31, 2017.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $6,469,348.

(e)	Please refer to Note 2(j) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CVA	Dutch Certificate

GDR	Global Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

The accompanying notes are an integral part of these financial statements.

82

Statement of Assets and Liabilities

October 31, 2017

Nationwide Bailard International Equities Fund
Assets:
Investment securities, at value* (cost $409,565,226)	$490,306,937
Repurchase agreement, at value (cost $6,316,631)	6,316,631
Cash	4,975,608
Foreign currencies, at value (cost $17,426)	17,426
Interest and dividends receivable	1,202,630
Security lending income receivable	2,302
Receivable for investments sold	17,885,411
Receivable for capital shares issued	698,758
Reclaims receivable	452,396
Prepaid expenses	28,893

Total Assets	521,886,992

Liabilities:
Payable for investments purchased	15,123,432
Payable for capital shares redeemed	387,488
Payable upon return of securities loaned (Note 2)	6,469,348
Payable for capital gain country tax	1,851
Accrued expenses and other payables:
Investment advisory fees	316,186
Fund administration fees	23,118
Distribution fees	9,113
Administrative servicing fees	29,610
Accounting and transfer agent fees	5,206
Trustee fees	1,239
Compliance program costs (Note 3)	310
Professional fees	26,789
Printing fees	4,511
Other	4,122

Total Liabilities	22,402,323

Net Assets	$499,484,669

Represented by:
Capital	$417,007,340
Accumulated undistributed net investment income	4,371,686
Accumulated net realized losses from investment securities, forward foreign currency contracts and foreign currency transactions	(2,634,641)
Net unrealized appreciation/(depreciation) in investment securities	80,741,711
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(1,427)

Net Assets	$499,484,669

Net Assets:
Class A Shares	$17,840,518
Class C Shares	6,736,677
Class M Shares	193,049,933
Class R6 Shares	201,818,155
Institutional Service Class Shares	80,039,386

Total	$499,484,669

83

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Bailard International Equities Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,010,848
Class C Shares	768,192
Class M Shares	21,756,486
Class R6 Shares	22,736,821
Institutional Service Class Shares	9,029,472

Total	56,301,819

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.87
Class C Shares (b)	$8.77
Class M Shares	$8.87
Class R6 Shares	$8.88
Institutional Service Class Shares	$8.86
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.41

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $6,203,604 (Note 2).
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

84

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Bailard International Equities Fund
INVESTMENT INCOME:
Dividend income	$14,190,204
Income from securities lending (Note 2)	100,334
Interest income	53,989
Foreign tax withholding	(1,197,479)

Total Income	13,147,048

EXPENSES:
Investment advisory fees	3,148,020
Fund administration fees	173,915
Distribution fees Class A	29,402
Distribution fees Class C	48,684
Administrative servicing fees Class A	12,937
Administrative servicing fees Class C	5,810
Administrative servicing fees Institutional Service Class	68,076
Registration and filing fees	65,006
Professional fees	68,581
Printing fees	29,338
Trustee fees	12,303
Custodian fees	30,646
Accounting and transfer agent fees	36,693
Compliance program costs (Note 3)	1,883
Other	17,098

Total Expenses	3,748,392

NET INVESTMENT INCOME	9,398,656

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	23,067,761
Settlement of forward foreign currency contracts (Note 2)	(536,366)
Foreign currency transactions (Note 2)	216,618

Net realized gains	22,748,013

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	45,775,970
Forward foreign currency contracts (Note 2)	(747,727)
Translation of assets and liabilities denominated in foreign currencies	56,663

Net change in unrealized appreciation/depreciation	45,084,906

Net realized/unrealized gains	67,832,919

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$77,231,575

†	Net of capital gain country taxes of $139,461.

The accompanying notes are an integral part of these financial statements.

85

Statements of Changes in Net Assets

	Nationwide Bailard International Equities Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$9,398,656	$7,636,869
Net realized gains (losses)	22,748,013	(14,994,724)
Net change in unrealized appreciation/depreciation	45,084,906	820,574

Change in net assets resulting from operations	77,231,575	(6,537,281)

Distributions to Shareholders From:
Net investment income:
Class A	(175,155)	(145,242)
Class C	(73,192)	(90,848)
Class M	(4,361,004)	(3,930,896)
Class R6 (a)	(4,162,805)	(200,124)
Institutional Service Class	(1,274,540)	(3,214,348)

Change in net assets from shareholder distributions	(10,046,696)	(7,581,458)

Change in net assets from capital transactions	66,043,452	56,301,141

Change in net assets	133,228,331	42,182,402

Net Assets:
Beginning of year	366,256,338	324,073,936

End of year	$499,484,669	$366,256,338

Accumulated undistributed net investment income at end of year	$4,371,686	$5,478,935

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$13,055,140	$2,871,405
Dividends reinvested	162,591	133,509
Cost of shares redeemed	(3,481,154)	(3,274,636)

Total Class A Shares	9,736,577	(269,722)

Class C Shares
Proceeds from shares issued	2,961,871	1,235,044
Dividends reinvested	59,012	78,904
Cost of shares redeemed	(1,364,698)	(1,988,462)

Total Class C Shares	1,656,185	(674,514)

Class M Shares
Proceeds from shares issued	11,459,876	13,725,402
Dividends reinvested	2,969,064	2,556,801
Cost of shares redeemed	(10,909,551)	(16,346,255)

Total Class M Shares	3,519,389	(64,052)

Class R6 Shares (a)
Proceeds from shares issued	46,919,426	155,002,568
Dividends reinvested	1,923,279	115,811
Cost of shares redeemed	(19,922,667)	(13,242,926)

Total Class R6 Shares	28,920,038	141,875,453

86

Statements of Changes in Net Assets (Continued)

	Nationwide Bailard International Equities Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$43,648,851	$51,609,008
Dividends reinvested	952,299	1,729,787
Cost of shares redeemed	(22,389,887)	(137,904,819)

Total Institutional Service Class Shares	22,211,263	(84,566,024)

Change in net assets from capital transactions	$66,043,452	$56,301,141

SHARE TRANSACTIONS:
Class A Shares
Issued	1,622,462	379,252
Reinvested	21,221	17,452
Redeemed	(429,005)	(439,361)

Total Class A Shares	1,214,678	(42,657)

Class C Shares
Issued	362,397	165,427
Reinvested	8,173	10,355
Redeemed	(176,612)	(264,473)

Total Class C Shares	193,958	(88,691)

Class M Shares
Issued	1,433,220	1,826,948
Reinvested	391,488	334,963
Redeemed	(1,376,087)	(2,159,930)

Total Class M Shares	448,621	1,981

Class R6 Shares (a)
Issued	5,833,107	20,632,022
Reinvested	252,803	15,103
Redeemed	(2,452,365)	(1,752,314)

Total Class R6 Shares	3,633,545	18,894,811

Institutional Service Class Shares
Issued	5,294,462	6,870,695
Reinvested	125,264	227,006
Redeemed	(2,821,807)	(18,348,224)

Total Institutional Service Class Shares	2,597,919	(11,250,523)

Total change in shares	8,088,721	7,514,921

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

87

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bailard International Equities Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income to Average Net Assets (e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2017	$7.60	0.17	1.28	1.45	(0.18)	(0.18)	$8.87	19.48%		$17,840,518	1.21%	2.02%	1.21%	95.51%
Year Ended October 31, 2016	$7.98	0.14	(0.36)	(0.22)	(0.16)	(0.16)	$7.60	(2.73%	)	$6,050,685	1.22%	1.87%	1.22%	84.41%
Year Ended October 31, 2015	$8.22	0.13	(0.02)	0.11	(0.35)	(0.35)	$7.98	1.47%		$6,691,049	1.17%	1.55%	1.17%	98.51%
Period Ended October 31, 2014 (h)	$8.42	0.03	(0.23)	(0.20)	–	–	$8.22	(2.38%	)	$3,011,405	1.23%	1.31%	1.23%	31.09%
Year Ended July 31, 2014	$7.41	0.14	1.03	1.17	(0.16)	(0.16)	$8.42	15.92%		$3,238,747	1.29%	1.69%	1.32%	83.79%
Year Ended July 31, 2013	$6.27	0.14	1.11	1.25	(0.11)	(0.11)	$7.41	20.04%		$4,216,776	1.38%	1.94%	1.58%	97.00%

Class C Shares
Year Ended October 31, 2017	$7.52	0.09	1.29	1.38	(0.13)	(0.13)	$8.77	18.68%		$6,736,677	1.97%	1.10%	1.97%	95.51%
Year Ended October 31, 2016	$7.93	0.09	(0.37)	(0.28)	(0.13)	(0.13)	$7.52	(3.49%	)	$4,320,265	1.97%	1.19%	1.97%	84.41%
Year Ended October 31, 2015	$8.15	0.07	(0.02)	0.05	(0.27)	(0.27)	$7.93	0.70%		$5,255,233	1.94%	0.90%	1.94%	98.51%
Period Ended October 31, 2014 (h)	$8.37	0.01	(0.23)	(0.22)	–	–	$8.15	(2.63%	)	$2,056,325	2.03%	0.51%	2.03%	31.09%
Year Ended July 31, 2014	$7.37	0.11	1.00	1.11	(0.11)	(0.11)	$8.37	15.12%		$2,088,816	1.93%	1.31%	1.94%	83.79%
Year Ended July 31, 2013	$6.22	0.09	1.11	1.20	(0.05)	(0.05)	$7.37	19.28%		$1,164,820	2.08%	1.24%	2.08%	97.00%

Class M Shares
Year Ended October 31, 2017	$7.60	0.18	1.29	1.47	(0.20)	(0.20)	$8.87	19.87%		$193,049,933	0.85%	2.28%	0.85%	95.51%
Year Ended October 31, 2016	$7.97	0.17	(0.36)	(0.19)	(0.18)	(0.18)	$7.60	(2.35%	)	$161,881,871	0.86%	2.24%	0.86%	84.41%
Year Ended October 31, 2015	$8.22	0.15	(0.02)	0.13	(0.38)	(0.38)	$7.97	1.82%		$169,724,549	0.86%	1.89%	0.86%	98.51%
Period Ended October 31, 2014 (h)	$8.42	0.03	(0.23)	(0.20)	–	–	$8.22	(2.38%	)	$169,784,066	0.94%	1.60%	0.94%	31.09%
Year Ended July 31, 2014	$7.40	0.18	1.02	1.20	(0.18)	(0.18)	$8.42	16.42%		$172,401,379	0.90%	2.19%	0.90%	83.79%
Year Ended July 31, 2013	$6.26	0.16	1.12	1.28	(0.14)	(0.14)	$7.40	20.53%		$148,561,732	1.08%	2.24%	1.08%	97.00%

Class R6 Shares(i)
Year Ended October 31, 2017	$7.60	0.18	1.30	1.48	(0.20)	(0.20)	$8.88	20.00%		$201,818,155	0.85%	2.28%	0.85%	95.51%
Year Ended October 31, 2016	$7.97	0.18	(0.37)	(0.19)	(0.18)	(0.18)	$7.60	(2.35%	)	$145,180,828	0.86%	2.39%	0.86%	84.41%
Year Ended October 31, 2015	$8.22	0.16	(0.03)	0.13	(0.38)	(0.38)	$7.97	1.82%		$1,660,603	0.85%	2.01%	0.85%	98.51%
Period Ended October 31, 2014 (h)	$8.41	0.03	(0.22)	(0.19)	–	–	$8.22	(2.26%	)	$488,602	0.94%	1.60%	0.94%	31.09%
Period Ended July 31, 2014 (j)	$7.91	0.18	0.50	0.68	(0.18)	(0.18)	$8.41	8.78%		$565,549	0.86%	2.39%	0.86%	83.79%

Institutional Service Class Shares(k)
Year Ended October 31, 2017	$7.59	0.17	1.30	1.47	(0.20)	(0.20)	$8.86	19.77%	(l)	$80,039,386	0.97%	2.10%	0.97%	95.51%
Year Ended October 31, 2016	$7.96	0.16	(0.36)	(0.20)	(0.17)	(0.17)	$7.59	(2.49%	)	$48,822,689	0.98%	2.10%	0.98%	84.41%
Year Ended October 31, 2015	$8.21	0.15	(0.02)	0.13	(0.38)	(0.38)	$7.96	1.74%		$140,742,502	0.93%	1.80%	0.93%	98.51%
Period Ended October 31, 2014 (h)	$8.41	0.03	(0.23)	(0.20)	–	–	$8.21	(2.38%	)	$87,137,595	0.97%	1.57%	0.97%	31.09%
Year Ended July 31, 2014	$7.40	0.17	1.01	1.18	(0.17)	(0.17)	$8.41	16.13%		$85,990,498	1.02%	2.12%	1.04%	83.79%
Year Ended July 31, 2013	$6.26	0.15	1.11	1.26	(0.12)	(0.12)	$7.40	20.34%		$60,530,663	1.21%	2.11%	1.33%	97.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.
(l)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

88

Fund Commentary	Nationwide Emerging Markets Debt Fund

For the annual period ended October 31, 2017, the Nationwide Emerging Markets Debt Fund (Class R6) returned 7.00% versus 5.89% for its benchmark, the JPM EMBI Global Diversified Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Emerging Markets Hard Currency Debt Funds (consisting of 275 funds as of October 31, 2017) was 7.00% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Over the course of the last 12 months, performance across the asset class has been strong in general: Emerging Market Hard Currency Sovereign bonds returned 6.3% as spreads over U.S. Treasuries tightened by 56 basis points (bps) and Emerging Market Hard Currency Corporate bonds returned 6.2% with similar spreads tightening moves, while Emerging Market Local Currency Debt (unhedged, in U.S. Dollars) returned 5.2% over that time period.

The period opened with global rates markets adjusting to the news of Donald Trump’s victory in the U.S. presidential election, anticipating a more accommodative environment for business in the U.S., fiscal stimuli in the form of tax cuts and infrastructure spending, and increased scrutiny of global trade agreements. 10-year U.S. Treasury yields were up by nearly 60 bps by the end of November 2016, triggering a re-pricing of interest rates globally. Meanwhile, oil prices began to shift higher as OPEC moved closer to an agreement on production cuts, adding another dimension to the recalibration of global inflation expectations. Post-election influence continued in December with U.S. Treasury yields edging higher and a continued appreciation of the U.S. dollar in trade-weighted terms. In the meantime, capital outflow pressure in China intensified, forcing authorities to step up efforts to tighten capital controls in the face of renewed currency weakness relative to the dollar.

The New Year saw a significant turn in fortune for Emerging Market Debt, and performance was all the more impressive in the context of the deluge of sovereign issuances in January 2017. With global economic momentum gathering pace, emerging markets saw higher exports–particularly in Asia — supported by higher import demand from China. Additionally, news that U.S. foreign policy may not be as disruptive for some emerging markets (in particular, China and Mexico) as feared, added to the tailwinds for the asset class.

From January 2017 onward, Emerging Market Debt continued to provide attractive risk-adjusted carry opportunities, particularly given encouraging global economic data and an absence of major endogenous risks. Over the first nine months of 2017, Emerging Market Debt attracted $91.7 billion of inflows according to JPMorgan estimates, the highest level than at any point since JPMorgan started collecting data in 2004. Inflows were positive across external and local currency debt, with the asset classes attracting $57.6 billion and $34.1 billion, respectively.

Emerging Market Debt had a reversal near the end of the period, however, and sold off due to a more-hawkish-than-expected Federal Open Market Committee (FOMC), renewed prospects for tax reform in the U.S., and a pause in escalation on the Korean peninsula, which placed upward pressure on U.S. Treasury yields. In this environment, the U.S. dollar appreciated at the expense of emerging market currencies.

In terms of positive contributors to relative performance over the reporting period, our meaningful underweight to Turkish bonds contributed 78 bps to excess returns. We remain concerned about Turkey’s growing current account deficit and limitations on its flexibility to finance that.

Our underweight to Peru and Thailand in the Hard Currency space (due to valuation concerns), coupled with our overweight to Local Currency Sovereigns in those countries, was additive to excess returns, with each contributing 36 bps over the reporting period.

In terms of detractors from Fund performance, our underweight exposure to Malaysia and long protection exposure via Credit Default Swaps

89

Fund Commentary (cont.)	Nationwide Emerging Markets Debt Fund

(CDS) in the Sovereign detracted 35 bps from returns during the reporting period. With conditions favorable for emerging market government borrowers and as first-quarter gross domestic product (GDP) growth rose far beyond most market expectations, spreads on CDS contracts fell, meaning our long CDS protection position suffered.

Our off-benchmark allocation to U.S. Treasuries and the cash balance we had in the Fund proved to be the other two major detractors from excess returns for the Fund over the reporting period, at -21 bps and -19 bps, respectively.

We have made use of both credit derivatives and foreign exchange forwards for risk reduction and return-seeking purposes. Foreign exchange forwards allow us to allocate to a market efficiently and without taking duration risk, something we have done in India, for example. They also allow us to reduce risk swiftly. Credit derivatives have been used for portfolio risk reduction as well as to take relative value views between or within sovereign credits.

Subadviser:

Standard Life Investments (Corporate Funds) Limited

Portfolio Managers:

Mark Baker, CFA* and Kieran Curtis*

*Mark Baker and Kieran Curtis became portfolio managers  for the Fund on September 14, 2017.

The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund may invest in sovereign debt (a governmental entity may delay or refuse to pay interest or repay principal). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may concentrate on specific countries, subjecting it to greater volatility than that of other mutual funds. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

90

Fund Overview	Nationwide Emerging Markets Debt Fund

Asset Allocation†

Foreign Government Securities	72.4%
Corporate Bonds	22.0%
Short-Term Investment	1.4%
Forward Foreign Currency Contracts††	0.0%
Swaps Contracts	(0.1)%
Other assets in excess of liabilities	4.3%
100.0%

Top Industries†††

Oil, Gas & Consumable Fuels	4.7%
Electric Utilities	3.3%
Banks	2.7%
Metals & Mining	2.3%
Paper & Forest Products	1.7%
Construction Materials	1.6%
Chemicals	1.1%
Capital Markets	1.1%
Real Estate Management & Development	1.1%
Media	1.0%
Other Industries	79.4%
100.0%

Top Holdings†††

Mexican Bonos, 8.00%, 12/7/2023	3.9%
Republic of Poland, 3.25%, 7/25/2019	3.1%
Kingdom of Thailand, 1.25%, 3/12/2028	3.0%
Titulos de Tesoreria, 3.50%, 3/10/2021	2.8%
Republic of Indonesia, 8.38%, 9/15/2026	2.7%
Republic of Argentina, 27.15%, 6/21/2020	2.6%
Dominican Republic Bond, 16.95%, 2/4/2022	2.6%
Russian Federal Bond – OFZ, 6.70%, 5/15/2019	2.3%
Republic of Kazakhstan, 4.88%, 10/14/2044	2.3%
Republic of Kenya, 5.88%, 6/24/2019	2.1%
Other Holdings	72.6%
100.0%

Top Countries†††

Brazil	8.2%
Argentina	7.1%
Indonesia	6.8%
Mexico	6.5%
Dominican Republic	4.3%
Poland	4.3%
Thailand	3.7%
Russia	3.4%
Malaysia	3.1%
Kazakhstan	3.1%
Other Countries	49.5%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

91

Fund Performance	Nationwide Emerging Markets Debt Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	Inception
Class A	w/o SC1	6.73%	10.40%	[2]
	w/SC3	4.31%	8.91%	[2]
Class C	w/o SC1	5.93%	9.58%	[2]
	w/SC4	4.95%	N/A
Class R6[5,6]		7.00%	10.71%	[2]
Institutional Service Class[5]		7.00%	10.68%	[2]
JPM EMBI Global Diversified Index		5.89%	10.42%
CPI		2.04%	4.03%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of February 29, 2016.

[3]	A 2.25% front-end sales charge was deducted.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.52%	1.40%
Class C	2.27%	2.15%
Class R6[1]	1.02%	0.90%
Institutional Service Class	1.27%	1.15%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

92

Fund Performance (cont.)	Nationwide Emerging Markets Debt Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Emerging Markets Debt Fund from inception through 10/31/17 versus the JPM EMBI Global Diversified Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

93

Shareholder Expense Example	Nationwide Emerging Markets Debt Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Emerging Markets Debt Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,036.80	5.90	1.15
	Hypothetical	(a)(b)	1,000.00	1,019.41	5.85	1.15
Class C Shares	Actual	(a)	1,000.00	1,032.90	9.74	1.90
	Hypothetical	(a)(b)	1,000.00	1,015.63	9.65	1.90
Class R6 Shares(c)	Actual	(a)	1,000.00	1,038.10	4.62	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.67	4.58	0.90
Institutional Service Class Shares	Actual	(a)	1,000.00	1,038.10	4.62	0.90
	Hypothetical	(a)(b)	1,000.00	1,020.67	4.58	0.90

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

94

Statement of Investments

October 31, 2017

Nationwide Emerging Markets Debt Fund

Corporate Bonds 22.0%

	Principal Amount		Value

Auto Components 0.7%
Nemak SAB de CV, 3.25%, 3/15/2024 (a)	EUR	578,000	$693,482

Banks 2.6%
Credit Bank of Moscow Via CBOM Finance plc, Reg. S, 5.88%, 11/7/2021		$1,000,000	1,035,728
Powszechna Kasa Oszczednosci Bank Polski SA Via PKO Finance AB, Reg. S, 4.63%, 9/26/2022		1,000,000	1,070,340
Woori Bank, Reg. S, 4.75%, 4/30/2024		330,000	345,901

			2,451,969

Capital Markets 1.1%
Israel Electric Corp. Ltd., Reg. S, Series 6, 5.00%, 11/12/2024 (a)		950,000	1,021,782

Chemicals 1.1%
Braskem Netherlands Finance BV, 3.50%, 1/10/2023 (a)		1,046,000	1,045,686

Construction & Engineering 0.9%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 3/30/2029 (a)		758,000	822,430

Construction Materials 1.5%
Cemex SAB de CV, Reg. S, 7.75%, 4/16/2026		476,000	539,118
Tecnoglass, Inc., 8.20%, 1/31/2022 (a)		850,000	884,425

			1,423,543

Electric Utilities 3.2%
Adani Transmission Ltd., 4.00%, 8/3/2026 (a)		500,000	502,141
AES Andres BV, Reg. S, 7.95%, 5/11/2026		700,000	757,750
AES Argentina Generacion SA, 7.75%, 2/2/2024 (a)		1,000,000	1,081,980
Cerro del Aguila SA, 4.13%, 8/16/2027 (a)		700,000	696,500

			3,038,371

Media 1.0%
Cablevision SA, Reg. S, 6.50%, 6/15/2021		900,000	963,180

Metals & Mining 2.2%
First Quantum Minerals Ltd., 7.25%, 4/1/2023 (a)		987,000	1,043,753
Vedanta Resources plc, 6.38%, 7/30/2022 (a)		1,000,000	1,046,200

			2,089,953

Corporate Bonds (continued)

	Principal Amount		Value

Oil, Gas & Consumable Fuels 4.5%
Nostrum Oil & Gas Finance BV, 8.00%, 7/25/2022 (a)		$680,000	$707,540
Petrobras Global Finance BV
6.25%, 3/17/2024		935,000	1,002,647
8.75%, 5/23/2026		830,000	1,005,338
Petroleos de Venezuela SA, Reg. S, 9.75%, 5/17/2035		630,000	226,800
PTTEP Treasury Center Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.72%), 4.60%, 07/17/22 (a)(b)(c)		600,000	610,947
Tullow Oil plc, Reg. S, 6.25%, 4/15/2022		750,000	748,125

			4,301,397

Paper & Forest Products 1.6%
Klabin Finance SA Reg. S, 5.25%, 7/16/2024		1,450,000	1,515,250

Real Estate Management & Development 1.0%
Shimao Property Holdings Ltd., Reg. S, 8.38%, 2/10/2022		900,000	991,113

Wireless Telecommunication Services 0.6%
Digicel Group Ltd., Reg. S, 8.25%, 9/30/2020		540,000	533,925

Total Corporate Bonds (cost $19,382,693)			20,892,081

Foreign Government Securities 72.4%
ANGOLA 2.0%
Republic of Angola, Reg. S, 9.50%, 11/12/2025		1,732,000	1,887,880

ARGENTINA 4.7%
Provincia de Buenos Aires (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.83%, 20.67% Floor), 25.83%, 5/31/2022 (c)	ARS	15,697,000	907,211
5.38%, 1/20/2023 (a)	EUR	415,000	508,458
Republic of Argentina (Argentina Central Bank 7D Repo Reference Rate + 0.00%), 27.15%, 6/21/2020 (c)	ARS	39,272,000	2,385,414
7.13%, 6/28/2117 (a)		$680,000	697,680

			4,498,763

BELARUS 1.2%
Republic of Belarus, Reg. S, 6.88%, 2/28/2023		1,110,000	1,179,597

95

Statement of Investments (Continued)

October 31, 2017

Nationwide Emerging Markets Debt Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Value

BRAZIL 3.0%
Brazil Notas do Tesouro Nacional
10.00%, 1/1/2023	BRL	4,060,000	$1,263,890
6.00%, 5/15/2045		1,612,000	1,629,686

			2,893,576

COLOMBIA 2.7%
Titulos de Tesoreria, 3.50%, 3/10/2021	COP	7,561,302,000	2,560,833

COSTA RICA 2.4%
Republic of Costa Rica
Reg. S, 4.38%, 4/30/2025		$1,027,000	1,006,460
Reg. S, 7.16%, 3/12/2045		1,180,000	1,253,750

			2,260,210

CZECH REPUBLIC 1.5%
Republic of Czech
0.00%, 2/10/2020 (d)	CZK	10,500,000	470,766
Reg. S, 0.45%, 10/25/2023		22,000,000	970,209

			1,440,975

DOMINICAN REPUBLIC 2.5%
Dominican Republic Bond, 16.95%, 2/4/2022 (a)	DOP	90,000,000	2,362,751

EL SALVADOR 1.8%
Republic of El Salvador
Reg. S, 5.88%, 1/30/2025		$855,000	844,312
Reg. S, 8.63%, 2/28/2029		749,000	848,243

			1,692,555

HONDURAS 1.8%
Republic of Honduras
Reg. S, 7.50%, 3/15/2024		1,150,000	1,305,250
6.25%, 1/19/2027 (a)		360,000	388,213

			1,693,463

INDONESIA 6.6%
Republic of Indonesia
7.88%, 4/15/2019	IDR	15,630,000,000	1,184,937
8.38%, 3/15/2024		19,000,000,000	1,517,390
8.38%, 9/15/2026		30,228,000,000	2,446,100
6.63%, 5/15/2033		15,550,000,000	1,078,004

			6,226,431

IVORY COAST 2.5%
Republic of Cote d’Ivoire
Reg. S, 5.38%, 7/23/2024		$905,000	913,598
Reg. S, 6.13%, 6/15/2033		1,500,000	1,479,150

			2,392,748

JAMAICA 1.1%
Jamaica Government Bond, 7.88%, 7/28/2045		850,000	1,054,000

JORDAN 0.5%
Hashemite Kingdom of Jordan, 7.38%, 10/10/2047 (a)		420,000	439,530

Foreign Government Securities (continued)

	Principal Amount		Value

KAZAKHSTAN 2.2%
Republic of Kazakhstan, Reg. S, 4.88%, 10/14/2044		$1,979,000	$2,056,688

KENYA 2.0%
Republic of Kenya, Reg. S, 5.88%, 6/24/2019		1,887,000	1,945,874

LEBANON 1.5%
Lebanon Government Bond, Reg. S, 6.00%, 1/27/2023		1,442,000	1,402,956

MALAYSIA 3.0%
Malaysia Government Bond
3.65%, 10/31/2019	MYR	4,012,000	953,941
4.38%, 11/29/2019		3,956,000	953,981
3.49%, 3/31/2020		4,019,000	950,815

			2,858,737

MEXICO 4.9%
Mexican Bonos
8.00%, 12/7/2023	MXN	65,300,000	3,556,362
7.50%, 6/3/2027		20,000,000	1,058,161

			4,614,523

MOROCCO 1.8%
Kingdom of Morocco
Reg. S, 4.25%, 12/11/2022		$1,405,000	1,474,660
Reg. S, 5.50%, 12/11/2042		203,000	226,571

			1,701,231

PARAGUAY 2.9%
Republic of Paraguay Reg. S, 4.63%, 1/25/2023		2,550,000	2,712,562

POLAND 3.0%
Republic of Poland, 3.25%, 7/25/2019	PLN	9,991,000	2,826,065

RUSSIA 2.2%
Russian Federal Bond — OFZ, 6.70%, 5/15/2019	RUB	125,000,000	2,118,032

SAUDI ARABIA 1.8%
Kingdom of Saudi Arabia, 3.63%, 3/4/2028 (a)		$1,700,000	1,687,250

SENEGAL 2.3%
Republic of Senegal
Reg. S, 6.25%, 7/30/2024		1,403,000	1,507,243
6.25%, 5/23/2033 (a)		680,000	702,882

			2,210,125

SERBIA 2.0%
Republic of Serbia, Reg. S, 7.25%, 9/28/2021		1,654,000	1,902,140

96

Statement of Investments (Continued)

October 31, 2017

Nationwide Emerging Markets Debt Fund (Continued)

Foreign Government Securities (continued)

	Principal Amount		Value

SOUTH AFRICA 2.2%
Republic of South Africa
7.75%, 2/28/2023	ZAR	21,668,000	$1,490,688
8.50%, 1/31/2037		9,947,000	612,290

			2,102,978

THAILAND 2.8%
Kingdom of Thailand, Reg. S, 1.25%, 3/12/2028	THB	91,586,080	2,704,574

UKRAINE 1.0%
Ukraine Government Bond, Reg. S, 0.00%, 5/31/2040 (e)		$1,703,000	971,091

URUGUAY 1.3%
Oriental Republic of Uruguay
9.88%, 6/20/2022 (a)	UYU	22,114,000	806,856
8.50%, 3/15/2028 (a)		12,082,000	419,226

			1,226,082

VENEZUELA, BOLIVARIAN REPUBLIC OF 0.2%
Bolivarian Republic of Venezuela, Reg. S, 11.75%, 10/21/2026		$540,000	220,050

VIETNAM 1.0%
Socialist Republic of Vietnam, Reg. S, 6.75%, 1/29/2020		870,000	947,761

Total Foreign Government Securities (cost $67,469,554)			68,792,031

Short-Term Investment 1.4%

	Shares

Money Market Fund 1.4%
Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class, 1.22% (f)		1,350,563	1,350,968

Total Short-Term Investment (cost $1,350,968)			1,350,968

Total Investments (cost $88,203,215) — 95.8%			91,035,080

Other assets in excess of liabilities — 4.2%			3,987,876

NET ASSETS — 100.0%			$95,022,956

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2017 was $18,169,712 which represents 19.12% of net assets.
(b)	Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2017. The maturity date reflects the next call date.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(d)	Zero Coupon Security. Debt security that pays no cash income but is sold at a substantial discount from its value at maturity.

(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 6 for further information. The interest rate shown was the current rate as of October 31, 2017.

(f)	Represents 7-day effective yield as of October 31, 2017.

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

Currency:

ARS	Argentina Peso

BRL	Brazilian Real

COP	Colombian Peso

CZK	Czech Republic Koruna

DOP	Dominican Peso

EUR	Euro

IDR	Indonesian Rupiah

MXN	Mexican Peso

MYR	Malaysia Ringgit

PLN	Poland New Zloty

RUB	Russia Ruble

THB	Thailand Baht

UYU	Uruguay Peso

ZAR	South Africa Rand

97

Statement of Investments (Continued)

October 31, 2017

Nationwide Emerging Markets Debt Fund (Continued)

Forward foreign currency contracts outstanding as of October 31, 2017:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
INR	194,946,673	USD	2,960,466	JPMorgan Chase Bank**	1/25/2018	17,724
THB	99,560,858	USD	2,997,016	Deutsche Bank Securities, Inc.	1/26/2018	1,128
USD	1,574,900	COP	4,773,520,452	JPMorgan Chase Bank**	1/26/2018	18,102
USD	4,228,294	EUR	3,574,198	Deutsche Bank Securities, Inc.	1/26/2018	43,424
USD	715,931	HUF	187,000,000	JPMorgan Chase Bank	1/26/2018	13,210
USD	1,498,300	TRY	5,636,019	Barclays Bank plc	1/26/2018	49,777
EGP	14,324,836	USD	791,427	JPMorgan Chase Bank**	1/29/2018	187

Total unrealized appreciation						143,552

EUR	3,822,138	USD	4,521,608	Deutsche Bank Securities, Inc.	1/26/2018	(46,436)
HUF	568,281,422	USD	2,184,890	JPMorgan Chase Bank	1/26/2018	(49,366)
RUB	92,216,489	USD	1,570,043	Deutsche Bank Securities, Inc.**	1/26/2018	(15,283)
TRY	5,636,019	USD	1,456,763	Deutsche Bank Securities, Inc.	1/26/2018	(8,240)
USD	771,707	EUR	659,940	Deutsche Bank Securities, Inc.	1/26/2018	(987)
USD	3,435,360	PHP	178,930,730	HSBC Bank plc**	1/26/2018	(12,192)

Total unrealized depreciation						(132,504)

Net unrealized appreciation						11,048

**	Non-deliverable forward.

Currency:

COP	Colombian Peso

EGP	Egyptian Pound

EUR	Euro

HUF	Hungarian Forint

INR	Indian Rupee

PHP	Philippines peso

RUB	Russia Ruble

THB	Thailand Baht

TRY	Turkish Lira

USD	United States Dollar

OTC Interest rate swap contracts outstanding as of October 31, 2017:

Floating Rate Index	Fixed Rate	Pay/ Receive Floating Rate	Counterparty	Maturity Date	Notional Amount		Upfront Payments (Receipts) ($)*	Unrealized Appreciation (Depreciation) ($)	Value ($)
1 Day CLICP semi-annually	4.02% semi-annually	Pay	Deutsche Bank Securities, Inc.	9/12/2027	CLP	2,080,000,000	–	(31,170)	(31,170)

							–	(31,170)	(31,170)

98

Statement of Investments (Continued)

October 31, 2017

Nationwide Emerging Markets Debt Fund (Continued)

Centrally Cleared Interest rate swap contracts outstanding as of October 31, 2017:

Floating Rate Index	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount	Upfront Payments (Receipts) ($)*	Unrealized Appreciation (Depreciation) ($)	Value ($)
6 Month PRIBOR semi-annually	1.01% annually	Receive	5/4/2022	CZK 22,000,000	–	17,968	17,968
6 Month BUBOR semi-annually	1.11% annually	Receive	10/7/2021	HUF 3,500,000,000	–	(40,497)	(40,497)

					–	(22,529)	(22,529)

*	There are no upfront payments (receipts) on the swap contracts listed above.

BUBOR	Budapest Interbank Offered Rate

CLP	Chilean Peso

CLICP	Chilean Indice Cámara Promedio

CZK	Czech Republic Koruna

HUF	Hungarian Forint

PRIBOR	Prague Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

99

Statement of Assets and Liabilities

October 31, 2017

Nationwide Emerging Markets Debt Fund
Assets:
Investment securities, at value (cost $88,203,215)	$91,035,080
Cash	2,052,257
Restricted cash, collateral for open interest rate swap contracts	290,000
Interest and dividends receivable	1,452,478
Receivable for investments sold	217,724
Reclaims receivable	23,572
Receivable for variation margin on centrally cleared interest rate swap contracts	242,251
Unrealized appreciation on forward foreign currency contracts (Note 2)	143,552
Reimbursement from investment adviser (Note 3)	7,328
Receivable for capital gain country tax	21,104
Prepaid expenses	16,668

Total Assets	95,502,014

Liabilities:
Swap contracts, at value (Note 2)	31,170
Foreign currency overdraft payable (cost $165,430)	147,664
Unrealized depreciation on forward foreign currency contracts (Note 2)	132,504
Accrued expenses and other payables:
Investment advisory fees	56,468
Fund administration fees	15,455
Distribution fees	138
Administrative servicing fees	117
Accounting and transfer agent fees	2,430
Trustee fees	241
Deferred capital gain country tax	45,613
Custodian fees	593
Compliance program costs (Note 3)	63
Professional fees	35,290
Printing fees	6,140
Other	5,172

Total Liabilities	479,058

Net Assets	$95,022,956

Represented by:
Capital	$89,712,588
Accumulated undistributed net investment income	826,600
Accumulated net realized gains from investment securities, futures contracts, forward foreign currency contracts, swap contracts and foreign currency transactions	1,733,844
Net unrealized appreciation/(depreciation) in investment securities†	2,786,252
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	11,048
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	6,323
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	(53,699)

Net Assets	$95,022,956

100

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Emerging Markets Debt Fund
Net Assets:
Class A Shares	$180,079
Class C Shares	116,449
Class R6 Shares	94,608,019
Institutional Service Class Shares	118,409

Total	$95,022,956

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	17,161
Class C Shares	11,096
Class R6 Shares	9,015,692
Institutional Service Class Shares	11,284

Total	9,055,233

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$10.49
Class C Shares (b)	$10.49
Class R6 Shares	$10.49
Institutional Service Class Shares	$10.49
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.73

Maximum Sales Charge:
Class A Shares	2.25%

†	Net of $45,613 of deferred capital gain country tax.
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

101

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Emerging Markets Debt Fund
INVESTMENT INCOME:
Interest income	$5,810,801
Dividend income	6,319
Foreign tax withholding	(53,167)

Total Income	5,763,953

EXPENSES:
Offering costs	17,851
Investment advisory fees	679,067
Fund administration fees	102,941
Distribution fees Class A	399
Distribution fees Class C	1,149
Registration and filing fees	53,317
Professional fees	64,887
Printing fees	8,126
Trustee fees	2,756
Custodian fees	3,875
Accounting and transfer agent fees	2,482
Compliance program costs (Note 3)	417
Other	11,328

Total expenses before expenses reimbursed	948,595

Expenses reimbursed by adviser (Note 3)	(73,719)

Net Expenses	874,876

NET INVESTMENT INCOME	4,889,077

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	2,336,758
Expiration or closing of futures contracts (Note 2)	(20,935)
Settlement of forward foreign currency contracts (Note 2)	581,996
Foreign currency transactions (Note 2)	(73,053)
Expiration or closing of swap contracts (Note 2)	(668,609)

Net realized gains	2,156,157

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	(612,286)
Forward foreign currency contracts (Note 2)	116,854
Translation of assets and liabilities denominated in foreign currencies	44,569
Swap contracts (Note 2)	(56,752)

Net change in unrealized appreciation/depreciation	(507,615)

Net realized/unrealized gains	1,648,542

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,537,619

†	Net of capital gain country taxes of $4,477.
††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $18,547.

The accompanying notes are an integral part of these financial statements.

102

Statements of Changes in Net Assets

	Nationwide Emerging Markets Debt Fund
	Year Ended October 31, 2017	Period Ended October 31, 2016 (a)
Operations:
Net investment income	$4,889,077	$3,130,255
Net realized gains	2,156,157	4,080,565
Net change in unrealized appreciation/depreciation	(507,615)	3,257,539

Change in net assets resulting from operations	6,537,619	10,468,359

Distributions to Shareholders From:
Net investment income:
Class A	(7,615)	(3,522)
Class C	(4,639)	(2,322)
Class R6 (b)	(4,861,596)	(2,888,060)
Institutional Service Class	(5,703)	(2,982)
Net realized gains:
Class A	(5,970)	–
Class C	(4,536)	–
Class R6 (b)	(3,952,748)	–
Institutional Service Class	(4,403)	–

Change in net assets from shareholder distributions	(8,847,210)	(2,896,886)

Change in net assets from capital transactions	(4,123,636)	93,884,710

Change in net assets	(6,433,227)	101,456,183

Net Assets:
Beginning of year	101,456,183	–

End of year	$95,022,956	$101,456,183

Accumulated undistributed net investment income at end of year	$826,600	$379,491

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$20,977	$137,666
Dividends reinvested	13,585	3,522
Cost of shares redeemed	(1,436)	–

Total Class A Shares	33,126	141,188

Class C Shares
Proceeds from shares issued	–	104,000
Dividends reinvested	9,175	2,322
Cost of shares redeemed	(4,307)	–

Total Class C Shares	4,868	106,322

Class R6 Shares (b)
Proceeds from shares issued	1,163,601	101,382,850
Dividends reinvested	8,814,344	2,888,060
Cost of shares redeemed	(14,149,681)	(10,736,692)

Total Class R6 Shares	(4,171,736)	93,534,218

103

Statements of Changes in Net Assets (Continued)

	Nationwide Emerging Markets Debt Fund
	Year Ended October 31, 2017	Period Ended October 31, 2016 (a)
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$–	$100,000
Dividends reinvested	10,106	2,982
Cost of shares redeemed	–	–

Total Institutional Service Class Shares	10,106	102,982

Change in net assets from capital transactions	$(4,123,636)	$93,884,710

SHARE TRANSACTIONS:
Class A Shares
Issued	2,006	13,614
Reinvested	1,347	331
Redeemed	(137)	–

Total Class A Shares	3,216	13,945

Class C Shares
Issued	–	10,383
Reinvested	912	219
Redeemed	(418)	–

Total Class C Shares	494	10,602

Class R6 Shares (b)
Issued	112,033	10,132,343
Reinvested	875,169	272,541
Redeemed	(1,364,118)	(1,012,276)

Total Class R6 Shares	(376,916)	9,392,608

Institutional Service Class Shares
Issued	–	10,000
Reinvested	1,003	281
Redeemed	–	–

Total Institutional Service Class Shares	1,003	10,281

Total change in shares	(372,203)	9,427,436

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from March 1, 2016 (commencement of operations) through October 31, 2016.
(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

104

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Emerging Markets Debt Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	$10.76	0.50	0.16	0.66	(0.50)	(0.43)	(0.93)	$10.49	6.73%		$180,079	1.15%	4.80%	1.23%	106.38%
Period Ended October 31, 2016 (h)	$10.00	0.30	0.74	1.04	(0.28)	–	(0.28)	$10.76	10.44%	(g)	$150,084	1.20%	4.29%	1.35%	99.02%

Class C Shares
Year Ended October 31, 2017	$10.76	0.42	0.16	0.58	(0.42)	(0.43)	(0.85)	$10.49	5.93%		$116,449	1.90%	4.05%	1.97%	106.38%
Period Ended October 31, 2016 (h)	$10.00	0.25	0.73	0.98	(0.22)	–	(0.22)	$10.76	9.89%	(g)	$114,103	1.96%	3.49%	2.11%	99.02%

Class R6 Shares(i)
Year Ended October 31, 2017	$10.76	0.52	0.16	0.68	(0.52)	(0.43)	(0.95)	$10.49	7.00%		$94,608,019	0.90%	5.04%	0.98%	106.38%
Period Ended October 31, 2016 (h)	$10.00	0.32	0.74	1.06	(0.30)	–	(0.30)	$10.76	10.67%	(g)	$101,081,348	0.90%	4.53%	1.05%	99.02%

Institutional Service Class Shares
Year Ended October 31, 2017	$10.76	0.52	0.16	0.68	(0.52)	(0.43)	(0.95)	$10.49	7.00%		$118,409	0.90%	5.05%	0.98%	106.38%
Period Ended October 31, 2016 (h)	$10.00	0.32	0.73	1.05	(0.29)	–	(0.29)	$10.76	10.63%	(g)	$110,648	0.96%	4.48%	1.11%	99.02%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(h)	For the period from March 1, 2016 (commencement of operations) through October 31, 2016. Total return is calculated based on inception date of February 29, 2016 through October 31, 2016.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

105

Fund Commentary	Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)

For the annual period ended October 31, 2017, the Nationwide Global Sustainable Equity Fund (Class A at NAV) returned 27.11% versus 22.77% for its benchmark, the MSCI World IndexSM Free. For broader comparison, the median return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 188 funds as of October 31, 2017) was 23.83% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Over the last 12 months ended October 31, 2017, Europe and North America led the growth of the MSCI World Index. Information Technology followed by Financials were the best-performing sectors. Energy has been lagging the overall market, although in the most recent quarter sentiment has significantly improved as stable global demand and OPEC vigilance have led to an accelerating normalization of inventories. Over the last 12 months, we have experienced exceptionally low volatility. Growth significantly outperformed value (MSCI World Growth: up 22.8% vs. MSCI World Value: up 16.1%).

The Nationwide Global Sustainable Equity Fund delivered absolute positive returns over the period and outperformed its benchmark, the MSCI World Index, by 4.34%. Overall, stock selection was the largest contributor to performance, particularly in the Information Technology, Industrials and Consumer Discretionary sectors. Sector allocation also was a contributor. Stock selection within Real Estate, Health Care and Energy was the largest detractor from performance.

From a stock-level perspective, the largest contributors to relative performance for the period were Micron Technology, Arista Networks and Alnylam Pharmaceuticals.

•

Micron Technology’s share price increased by 158.2% during the period. Micron’s performance was driven by increasing evidence of a longer-than-expected memory “cycle” with a favorable supply-demand balance leading to greater pricing power for both DRAM and NAND memory.

•

Arista Networks’ share price increased by 135.9% during the period, benefiting from a favorable shift in the networking industry from a proprietary, hardware-based approach to a software-based approach utilizing third-party silicon from vendors. Arista is a leader of this transition.

We expect technology stocks to remain highly volatile and will continue to exploit our price-value discipline to identify relatively over- and undervalued securities. Within the technology sector, we believe that the most attractive subsectors are semiconductors and software services.

•

Alnylam Pharmaceuticals’ share price increased +242.3% during the period. The most significant spike in price came after the company delivered positive data for Patisiran, Alnylam’s lead RNA silencing drug. The implications of the study go beyond the treatment of a rare form of amyloidosis, potentially de-risking treatments for other diseases that the company is attempting to cure.

The three largest detractors were Kroger, Allergan and Hess Corporation:

•

Allergan shares sold off sharply, declining 15.2% over the period. A number of developments have increased investor frustration. Management has driven downward earnings revisions as older brands (such as Restasis, Aczone and Namenda) were likely to erode faster than originally forecasted. We believe that given the short duration of these products, the impact on near-term earnings estimates is much greater than the impact on Allergan’s fair value. We believe that much of the bad news has been priced in and the stock can begin to recover.

Within pharmaceuticals/biotech, we expect continued sector-wide consolidation, combined with major advances in science, which should help drive idiosyncratic value for those investors willing to manage through potential near-term volatility.

•	Kroger’s share price retracted 33.2%. The announcement of the Amazon/Whole Foods

106

Fund Commentary (cont.)	Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)

Market Inc. deal supports the long-term secular theme of continued disruption in the industry and increased competition with lower profitability. Kroger had to guide down fiscal EPS by approximately 20% based on the need to invest in price to remain competitive with other grocers. We believe Kroger is now trading near asset value and should benefit as the industry begins to further consolidate. Kroger is a well-managed company at the forefront of using customer analytics to drive loyalty in a highly fragmented and low-margin industry.

•

Hess Corporation’s share price has fallen 7.9% this year. The security’s retreat is in line with the exploration and production sector as market expectations about future oil prices have shifted from the expectation of a possible near-term recovery toward an expectation that prices remain range-bound at $40 to $60 indefinitely. In October, Hess took the initiative to divest some of its non-core assets to give investors greater confidence that it can meet its funding needs for its prime Guyana acreage.

Stock selection in the United States, Japan and Norway was the largest contributor to performance, while stock selection in Australia, Italy and Spain detracted the most. Country allocation also was additive to performance, notably an overweight to China and underweight to Canada.

Trade Activity and Outlook

Over the last 12 months, we sold out of the following positions to pursue more compelling price-value opportunities: Whitewave Foods, Intesa SanPaolo, Norsk Hydro, Merc KGAA, Hilton, IBM, Priceline Group, Ford Motor, Roche Holdings, PDC Energy, Whirlpool, Envision Healthcare, Park Hotels & Resorts and Brighthouse Financial.

The Nationwide Global Sustainable Equity Fund’s strategy continues to focus on companies where management execution is the key to success while avoiding sectors where macroeconomic effects or commodity prices are the primary drivers of earnings. From an economic sector perspective, Health Care and Information

Technology remain overweights, with a meaningful underweight in Utilities and Real Estate. From a regional perspective, the portfolio is currently underweight Northern America and overweight Western Europe. We believe that the Nationwide Global Sustainable Equity Fund’s strategy is well-positioned for future market developments as well as the evolution of positive-screening sustainable investment trends.

Subadviser:

UBS Asset Management (Americas) Inc.

Portfolio Managers:

Bruno Bertocci and Joseph Elegante, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds. Sustainability factors used in the subadviser’s investment process will likely make the Fund perform differently from a fund that relies solely or primarily on financial metrics. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

107

Fund Overview	Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)

Asset Allocation†

Common Stocks	98.6%
Repurchase Agreement	3.8%
Short-Term Investment	0.1%
Liabilities in excess of other assets	(2.5)%
100.0%

Top Industries††

Software	10.1%
Insurance	9.2%
Chemicals	8.5%
Banks	7.3%
Machinery	5.5%
Semiconductors & Semiconductor Equipment	4.4%
Oil, Gas & Consumable Fuels	4.2%
Pharmaceuticals	4.1%
Personal Products	3.7%
Health Care Providers & Services	3.4%
Other Industries*	39.6%
100.0%

Top Holdings††

Amazon.com, Inc.	2.8%
Marsh & McLennan Cos., Inc.	2.6%
SAP SE	2.5%
Unilever NV, CVA	2.3%
Sage Group plc (The)	2.3%
UnitedHealth Group, Inc.	2.3%
Ecolab, Inc.	2.2%
MetLife, Inc.	2.1%
TJX Cos., Inc. (The)	2.0%
Delphi Automotive plc	2.0%
Other Holdings*	76.9%
100.0%

Top Countries††

United States	56.8%
Japan	9.9%
United Kingdom	8.9%
Germany	4.3%
France	3.5%
Norway	2.3%
Switzerland	2.1%
China	1.7%
Sweden	1.7%
Netherlands	1.5%
Other Countries*	7.3%
100.0%

108

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

Fund Performance	Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	27.11%	9.69%	3.34%
	w/SC3	19.80%	8.45%	2.76%
Class C1	w/o SC2	26.14%	8.90%	2.59%
	w/SC4	25.14%	N/A	N/A
Class R6[1,5,6,7]		27.68%	10.12%	3.70%
Institutional Service Class[5]		27.56%	N/A	10.40%	[8]
MSCI World IndexSM Free		22.77%	11.56%	4.10%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

[1]	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[5]	Not subject to any SCs.

[6]	Effective November 19, 2012, Class Y Shares were renamed Institutional Class Shares.

[7]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[8]	Since inception date of November 21, 2012.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.62%	1.37%
Class C	2.37%	2.12%
Class R6[1]	1.20%	0.95%
Institutional Service Class	1.31%	1.06%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

109

Fund Performance (cont.)	Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Sustainable Equity Fund versus the MSCI World IndexSM Free and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Fund performance prior to the Fund’s inception on 11/19/12 is based on Class A shares of the Fund’s predecessor fund, the UBS Global Equity Fund. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

110

Shareholder Expense Example	Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund) October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,104.10	7.27	1.37
	Hypothetical	(a)(b)	1,000.00	1,018.30	6.97	1.37
Class C Shares	Actual	(a)	1,000.00	1,099.50	11.27	2.13
	Hypothetical	(a)(b)	1,000.00	1,014.47	10.82	2.13
Class R6 Shares(c)	Actual	(a)	1,000.00	1,106.40	5.04	0.95
	Hypothetical	(a)(b)	1,000.00	1,020.42	4.84	0.95
Institutional Service Class Shares	Actual	(a)	1,000.00	1,105.80	5.63	1.06
	Hypothetical	(a)(b)	1,000.00	1,019.86	5.40	1.06

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

111

Statement of Investments

October 31, 2017

Nationwide Global Sustainable Equity Fund

(formerly, Nationwide Global Equity Fund)

Common Stocks 98.6%

	Shares	Value

AUSTRALIA 0.8%
Commercial Services & Supplies 0.8%
Brambles Ltd.	64,183	$465,119

CHINA 1.8%
Chemicals 0.0%†
Tianhe Chemicals Group Ltd.* (a)(b)(c)	2,702,000	0

Insurance 1.8%
Ping An Insurance Group Co. of China Ltd., Class H	113,500	996,816

		996,816

DENMARK 0.9%
Marine 0.9%
AP Moller — Maersk A/S, Class B	253	486,681

FRANCE 3.6%
Banks 1.9%
Credit Agricole SA	60,782	1,061,566

Electrical Equipment 1.7%
Schneider Electric SE*	11,221	984,289

		2,045,855

GERMANY 4.4%
Machinery 1.9%
Jungheinrich AG (Preference)	23,271	1,056,908

Software 2.5%
SAP SE	12,867	1,463,737

		2,520,645

JAPAN 10.1%
Banks 0.9%
Sumitomo Mitsui Financial Group, Inc.	12,300	494,935

Chemicals 1.3%
Shin-Etsu Chemical Co. Ltd.	6,800	720,525

Household Durables 1.3%
Panasonic Corp.	49,700	751,399

Machinery 3.7%
Makita Corp.	24,600	1,035,421
Nabtesco Corp.	8,900	355,543
THK Co. Ltd.	20,700	757,486

		2,148,450

Personal Products 1.4%
Kao Corp.	12,800	773,960

Wireless Telecommunication Services 1.5%
NTT DOCOMO, Inc.	34,500	833,443

		5,722,712

NETHERLANDS 1.6%
Chemicals 1.6%
Koninklijke DSM NV	10,557	900,323

NORWAY 2.4%
Diversified Telecommunication Services 1.3%
Telenor ASA (d)	32,958	699,855

Oil, Gas & Consumable Fuels 1.1%
Statoil ASA (d)	31,995	649,140

		1,348,995

Common Stocks (continued)

	Shares	Value

SPAIN 0.9%
Media 0.9%
Mediaset Espana Comunicacion SA	49,296	$535,998

SWEDEN 1.7%
Banks 1.7%
Nordea Bank AB	81,205	981,843

SWITZERLAND 2.2%
Insurance 1.7%
Zurich Insurance Group AG	3,131	956,519

Pharmaceuticals 0.5%
Novartis AG (Registered)	3,468	286,052

		1,242,571

TAIWAN 1.1%
Semiconductors & Semiconductor Equipment 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	15,400	651,882

UNITED KINGDOM 9.0%
Household Products 1.1%
Reckitt Benckiser Group plc	6,796	607,827

Insurance 1.2%
Aviva plc	103,748	696,285

Personal Products 2.4%
Unilever NV, CVA	23,297	1,353,678

Software 2.4%
Sage Group plc (The)	135,268	1,339,674

Trading Companies & Distributors 1.9%
Ashtead Group plc	42,651	1,098,693

		5,096,157

UNITED STATES 58.1%
Airlines 1.1%
Southwest Airlines Co.	12,009	646,805

Auto Components 2.1%
Delphi Automotive plc	11,700	1,162,746

Banks 3.0%
Investors Bancorp, Inc.	55,101	757,638
Pinnacle Financial Partners, Inc.	9,304	615,925
US Bancorp	6,239	339,277

		1,712,840

Biotechnology 3.3%
Alnylam Pharmaceuticals, Inc.*	4,464	543,894
Celgene Corp.*	4,079	411,857
Lexicon Pharmaceuticals, Inc.* (d)	22,496	229,234
Shire plc	14,168	697,328

		1,882,313

Capital Markets 1.6%
T. Rowe Price Group, Inc.	9,725	903,453

Chemicals 5.9%
Ecolab, Inc.	9,911	1,294,972
LyondellBasell Industries NV, Class A	9,938	1,028,881
Praxair, Inc.	6,919	1,011,004

		3,334,857

Communications Equipment 2.1%
Arista Networks, Inc.*	3,117	623,057

112

Statement of Investments (Continued)

October 31, 2017

Nationwide Global Sustainable Equity Fund

(formerly, Nationwide Global Equity Fund) (Continued)

Common Stocks (continued)

	Shares	Value

UNITED STATES (continued)
Communications Equipment (continued)
Cisco Systems, Inc.	16,582	$566,275

		1,189,332

Energy Equipment & Services 1.2%
Schlumberger Ltd.	10,599	678,336

Equity Real Estate Investment Trusts (REITs) 1.3%
Simon Property Group, Inc.	4,586	712,343

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	3,681	592,935
Kroger Co. (The)	31,147	644,743

		1,237,678

Health Care Providers & Services 3.5%
Laboratory Corp. of America Holdings*	4,340	667,101
UnitedHealth Group, Inc.	6,334	1,331,534

		1,998,635

Household Products 1.3%
Procter & Gamble Co. (The)	8,390	724,393

Insurance 4.8%
Marsh & McLennan Cos., Inc.	18,548	1,501,090
MetLife, Inc.	22,700	1,216,266

		2,717,356

Internet & Direct Marketing Retail 2.9%
Amazon.com, Inc.*	1,488	1,644,657

IT Services 1.2%
Visa, Inc., Class A	6,374	701,013

Life Sciences Tools & Services 1.3%
Bio-Rad Laboratories, Inc., Class A*	3,465	761,572

Media 1.6%
Walt Disney Co. (The)	9,045	884,691

Oil, Gas & Consumable Fuels 3.1%
EOG Resources, Inc.	10,120	1,010,684
Hess Corp.	17,063	753,502

		1,764,186

Pharmaceuticals 3.7%
Allergan plc (d)	4,296	761,380
Eli Lilly & Co.	6,809	557,929
Medicines Co. (The)*	9,621	276,508
Zoetis, Inc.	7,734	493,584

		2,089,401

Semiconductors & Semiconductor Equipment 3.4%
Applied Materials, Inc.	9,395	530,160
Integrated Device Technology, Inc.*	20,383	633,300
Micron Technology, Inc.*	17,334	768,069

		1,931,529

Software 5.4%
Adobe Systems, Inc.*	5,801	1,016,103
Electronic Arts, Inc.*	8,242	985,743
PTC, Inc.*	15,764	1,047,518

		3,049,364

Specialty Retail 2.1%
TJX Cos., Inc. (The)	17,032	1,188,833

		32,916,333

Total Common Stocks (cost $46,180,930)		55,911,930

Short-Term Investment 0.1%

	Shares	Value

Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96% (e)(f)	52,625	$52,625

Total Short-Term Investment (cost $52,625)		52,625

Repurchase Agreement 3.8%

	Principal Amount

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $2,176,691, collateralized by U.S. Treasury Notes, ranging from 1.88% - 2.25%, maturing 1/31/2022 - 2/15/2027; total market value $2,220,165.(f)(g)	$2,176,629	2,176,629

Total Repurchase Agreement (cost $2,176,629)		2,176,629

Total Investments (cost $48,410,184) — 102.5%		58,141,184

Liabilities in excess of other assets — (2.5)%		(1,426,393)

NET ASSETS — 100.0%		$56,714,791

*	Denotes a non-income producing security.

(a)	Illiquid security (unaudited).

(b)	Value determined using significant unobservable inputs.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2017 was $0 which represents 0.00% of net assets.
(d)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $2,289,733, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $52,625 and $2,176,629 respectively, and $1,459,163 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.88% - 6.50%, and maturity dates ranging from 3/31/2018 - 8/15/2047; a total value of $3,688,417.

(e)	Represents 7-day effective yield as of October 31, 2017.

(f)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $2,229,254.

(g)	Please refer to Note 2(j) for additional information on the joint repurchase agreement.

113

Statement of Investments (Continued)

October 31, 2017

Nationwide Global Sustainable Equity Fund

(formerly, Nationwide Global Equity Fund) (Continued)

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CVA	Dutch Certificate

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

114

Statement of Assets and Liabilities

October 31, 2017

Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)
Assets:
Investment securities, at value* (cost $46,233,555)	$55,964,555
Repurchase agreement, at value (cost $2,176,629)	2,176,629
Cash	663,384
Foreign currencies, at value (cost $127,727)	127,570
Interest and dividends receivable	71,676
Security lending income receivable	157
Receivable for capital shares issued	372
Reclaims receivable	53,325
Reimbursement from investment adviser (Note 3)	9,220
Prepaid expenses	28,207

Total Assets	59,095,095

Liabilities:
Payable for capital shares redeemed	17,881
Payable upon return of securities loaned (Note 2)	2,229,254
Accrued expenses and other payables:
Investment advisory fees	35,988
Fund administration fees	14,836
Distribution fees	16,853
Administrative servicing fees	23,615
Accounting and transfer agent fees	2,968
Trustee fees	138
Custodian fees	430
Compliance program costs (Note 3)	34
Professional fees	26,821
Printing fees	8,660
Other	2,826

Total Liabilities	2,380,304

Net Assets	$56,714,791

Represented by:
Capital	$46,921,049
Accumulated undistributed net investment income	114,954
Accumulated net realized losses from investment securities, forward foreign currency contracts and foreign currency transactions	(51,603)
Net unrealized appreciation/(depreciation) in investment securities	9,731,000
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(609)

Net Assets	$56,714,791

Net Assets:
Class A Shares	$35,195,711
Class C Shares	11,034,886
Class R6 Shares	8,275,044
Institutional Service Class Shares	2,209,150

Total	$56,714,791

115

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,945,391
Class C Shares	644,469
Class R6 Shares	444,438
Institutional Service Class Shares	118,616

Total	3,152,914

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$18.09
Class C Shares (b)	$17.12
Class R6 Shares	$18.62
Institutional Service Class Shares	$18.62
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$19.19

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $2,289,733 (Note 2).
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

116

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)
INVESTMENT INCOME:
Dividend income	$1,161,195
Income from securities lending (Note 2)	13,676
Interest income	9,960
Foreign tax withholding	(70,248)

Total Income	1,114,583

EXPENSES:
Investment advisory fees	409,668
Fund administration fees	94,255
Distribution fees Class A	85,590
Distribution fees Class C	106,866
Administrative servicing fees Class A	57,846
Administrative servicing fees Class C	19,224
Administrative servicing fees Institutional Service Class	2,035
Registration and filing fees	52,893
Professional fees	37,686
Printing fees	29,084
Trustee fees	1,569
Custodian fees	2,362
Accounting and transfer agent fees	16,095
Compliance program costs (Note 3)	238
Other	4,018

Total expenses before expenses reimbursed	919,429

Expenses reimbursed by adviser (Note 3)	(128,621)

Net Expenses	790,808

NET INVESTMENT INCOME	323,775

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	4,856,302
Foreign currency transactions (Note 2)	(3,817)

Net realized gains	4,852,485

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	7,878,507
Translation of assets and liabilities denominated in foreign currencies	4,686

Net change in unrealized appreciation/depreciation	7,883,193

Net realized/unrealized gains	12,735,678

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,059,453

The accompanying notes are an integral part of these financial statements.

117

Statements of Changes in Net Assets

	Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$323,775	$476,485
Net realized gains (losses)	4,852,485	(449,417)
Net change in unrealized appreciation/depreciation	7,883,193	(2,234,324)

Change in net assets resulting from operations	13,059,453	(2,207,256)

Distributions to Shareholders From:
Net investment income:
Class A	(452,228)	(363,859)
Class C	(76,124)	(50,683)
Class R6 (a)	(125,668)	(107,827)
Institutional Service Class	(25,625)	(22,221)

Change in net assets from shareholder distributions	(679,645)	(544,590)

Change in net assets from capital transactions	(8,320,908)	(8,884,210)

Change in net assets	4,058,900	(11,636,056)

Net Assets:
Beginning of year	52,655,891	64,291,947

End of year	$56,714,791	$52,655,891

Accumulated undistributed net investment income at end of year	$114,954	$474,641

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$569,026	$948,515
Dividends reinvested	434,973	349,604
Cost of shares redeemed	(6,703,476)	(5,263,115)

Total Class A Shares	(5,699,477)	(3,964,996)

Class C Shares
Proceeds from shares issued	404,677	36,162
Dividends reinvested	73,927	49,686
Cost of shares redeemed	(2,505,766)	(3,577,319)

Total Class C Shares	(2,027,162)	(3,491,471)

Class R6 Shares (a)
Proceeds from shares issued	66,860	972,470
Dividends reinvested	122,702	104,598
Cost of shares redeemed	(1,077,664)	(2,056,168)

Total Class R6 Shares	(888,102)	(979,100)

Institutional Service Class Shares
Proceeds from shares issued	654,837	261,093
Dividends reinvested	23,577	20,782
Cost of shares redeemed	(384,581)	(730,518)

Total Institutional Service Class Shares	293,833	(448,643)

Change in net assets from capital transactions	$(8,320,908)	$(8,884,210)

118

Statements of Changes in Net Assets (Continued)

	Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund)
	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A Shares
Issued	32,877	65,287
Reinvested	27,695	24,549
Redeemed	(412,757)	(375,446)

Total Class A Shares	(352,185)	(285,610)

Class C Shares
Issued	25,275	2,775
Reinvested	5,080	3,642
Redeemed	(165,456)	(264,756)

Total Class C Shares	(135,101)	(258,339)

Class R6 Shares (a)
Issued	3,958	64,376
Reinvested	7,546	7,166
Redeemed	(64,776)	(144,268)

Total Class R6 Shares	(53,272)	(72,726)

Institutional Service Class Shares
Issued	38,110	18,820
Reinvested	1,447	1,422
Redeemed	(22,467)	(52,001)

Total Institutional Service Class Shares	17,090	(31,759)

Total change in shares	(523,468)	(648,434)

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

119

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Global Sustainable Equity Fund

(formerly, Nationwide Global Equity Fund)

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2017	$14.42	0.11	3.77	3.88	(0.21)	(0.21)	$18.09	27.11%		$35,195,711	1.37%	0.68%		1.60%	37.98%
Year Ended October 31, 2016	$14.98	0.14	(0.55)	(0.41)	(0.15)	(0.15)	$14.42	(2.75%	)	$33,122,348	1.37%	0.97%		1.63%	147.44%
Year Ended October 31, 2015	$16.03	0.10	(0.89)	(0.79)	(0.26)	(0.26)	$14.98	(4.97%	)	$38,699,660	1.35%	0.62%		1.51%	37.86%
Year Ended October 31, 2014	$15.38	0.12	0.84	0.96	(0.31)	(0.31)	$16.03	6.30%		$48,044,576	1.33%	0.76%		1.50%	49.77%
Period Ended October 31, 2013 (h)	$13.44	0.04	1.90	1.94	–	–	$15.38	14.43%		$53,641,815	1.25%	0.74%		1.67%	17.16%
Year Ended June 30, 2013	$11.73	0.13	1.97	2.10	(0.39)	(0.39)	$13.44	18.34%		$50,709,673	1.32%	1.00%		1.61%	28.88%

Class C Shares
Year Ended October 31, 2017	$13.67	(0.02)	3.57	3.55	(0.10)	(0.10)	$17.12	26.14%		$11,034,886	2.13%	(0.10%	)	2.36%	37.98%
Year Ended October 31, 2016	$14.22	0.03	(0.53)	(0.50)	(0.05)	(0.05)	$13.67	(3.52%	)	$10,653,487	2.13%	0.22%		2.39%	147.44%
Year Ended October 31, 2015	$15.18	(0.02)	(0.84)	(0.86)	(0.10)	(0.10)	$14.22	(5.67%	)	$14,756,387	2.13%	(0.17%	)	2.30%	37.86%
Year Ended October 31, 2014	$14.65	0.01	0.79	0.80	(0.27)	(0.27)	$15.18	5.55%		$17,561,149	2.04%	0.05%		2.20%	49.77%
Period Ended October 31, 2013 (h)	$12.84	–	1.81	1.81	–	–	$14.65	14.10%		$17,153,292	1.95%	0.05%		2.36%	17.16%
Year Ended June 30, 2013	$11.18	0.06	1.89	1.95	(0.29)	(0.29)	$12.84	17.79%		$15,773,769	1.81%	0.51%		2.11%	28.88%

Class R6 Shares (i)
Year Ended October 31, 2017	$14.82	0.18	3.88	4.06	(0.26)	(0.26)	$18.62	27.68%		$8,275,044	0.95%	1.08%		1.19%	37.98%
Year Ended October 31, 2016	$15.40	0.20	(0.57)	(0.37)	(0.21)	(0.21)	$14.82	(2.39%	)	$7,375,010	0.95%	1.38%		1.21%	147.44%
Year Ended October 31, 2015	$16.52	0.17	(0.92)	(0.75)	(0.37)	(0.37)	$15.40	(4.54%	)	$8,783,188	0.95%	1.04%		1.11%	37.86%
Year Ended October 31, 2014	$15.80	0.19	0.85	1.04	(0.32)	(0.32)	$16.52	6.68%		$15,135,663	0.95%	1.16%		1.12%	49.77%
Period Ended October 31, 2013 (h)	$13.80	0.05	1.95	2.00	–	–	$15.80	14.49%		$18,448,210	0.95%	1.04%		1.38%	17.16%
Year Ended June 30, 2013	$12.04	0.16	2.04	2.20	(0.44)	(0.44)	$13.80	18.74%		$18,854,896	1.07%	1.24%		1.31%	28.88%

Institutional Service Class Shares
Year Ended October 31, 2017	$14.82	0.16	3.89	4.05	(0.25)	(0.25)	$18.62	27.56%		$2,209,150	1.06%	0.96%		1.29%	37.98%
Year Ended October 31, 2016	$15.40	0.18	(0.57)	(0.39)	(0.19)	(0.19)	$14.82	(2.52%	)	$1,505,046	1.07%	1.26%		1.33%	147.44%
Year Ended October 31, 2015	$16.50	0.15	(0.92)	(0.77)	(0.33)	(0.33)	$15.40	(4.70%	)	$2,052,712	1.05%	0.91%		1.22%	37.86%
Year Ended October 31, 2014	$15.79	0.08	0.95	1.03	(0.32)	(0.32)	$16.50	6.60%		$2,201,635	1.01%	0.47%		1.08%	49.77%
Period Ended October 31, 2013 (h)	$13.79	0.05	1.95	2.00	–	–	$15.79	14.50%		$18,002	1.03%	0.97%		1.44%	17.16%
Period Ended June 30, 2013 (j)	$12.23	0.14	1.42	1.56	–	–	$13.79	12.76%		$15,718	1.00%	1.71%		1.32%	28.88%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from July 1, 2013 through October 31, 2013.
(i)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(j)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013. Total return is calculated based on inception date of November 21, 2012 through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

120

Fund Commentary	Nationwide International Small Cap Fund

For the period from the Fund’s inception on December 29, 2016, through October 31, 2017, the Nationwide International Small Cap Fund (Class R6) returned 26.10% versus 28.41% (for the 10-month period ended October 31, 2017) for its benchmark, the MSCI EAFE® Small Cap Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of International Small/Mid-Cap Core Funds (consisting of 91 funds as of October 31, 2017) was 27.30% for the 10 months ended October 31, 2017. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Global equities rallied during the first quarter of 2017, as investors bid up risk assets amid increasing optimism about global economic growth despite escalating European political risk and uncertainty surrounding U.S. President Donald Trump’s protectionist trade agenda. The upcoming French presidential election was a primary source of anxiety as anti-euro candidate Marine Le Pen gained in polling during February. However, economic data releases across most major economies remained robust, helping the rally to roll on.

Global equities continued on a positive streak during the second quarter of the year. Despite heightened geopolitical risk and European political uncertainty, risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors’ optimism. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union (EU). European growth indicators signaled strong regional momentum. Chinese manufacturing and services data surprised to the upside. Meanwhile, U.S. fiscal stimulus hopes faded near the end of the quarter after a vote on the health care reform bill was delayed due to insufficient support from Senate Republicans.

The third quarter of the year also posted positive gains for global equities. A broad-based expansion of global economic growth, supportive monetary policy and benign inflation helped drive the equity markets higher. Eurozone confidence reached a decade-high level during the month of September on the back of solid employment and manufacturing data and a re-acceleration in the service sector. The U.S. economy continued on an upward trajectory, and signs of firming inflation increased investors’ expectations of further monetary policy tightening at the end of the year. As the global economy continued to gain momentum, central banks began to normalize their long-standing loose monetary policies. Angela Merkel was re-elected for a fourth term as German Chancellor. Her center-right Christian Democratic Party was weakened after the far-right Alternative for Germany party won seats in Parliament. Merkel, along with French President Emmanuel Macron, now face a more difficult task of deepening the eurozone integration. Global geopolitical tensions were elevated in response to North Korean missile tests and a new Russia sanctions bill signed by President Trump.

Though up strongly in absolute returns, the portfolio modestly underperformed the MSCI EAFE Small Cap Index during the period. The portfolio’s relative underperformance during the period was driven by weak stock selection in the materials, utilities and consumer discretionary sectors. This weak selection was partially offset by strong selection within the information technology, financials and industrials sectors.

Top detractors to relative performance during the period included Merus (health care), Hunting PLC (energy) and Cloetta (consumer staples). Merus, a Dutch immuno-oncology company developing innovative antibody therapeutics, was the top relative detractor for the period. Despite announcing a collaboration with Incyte to develop and commercialize bio-specific antibodies and some positive trial data, the market seems skeptical on additional trial data coming out later in 2017 and early in 2018. We view Merus favorably and continue to hold. Hunting PLC is an energy service provider that manufactures and distributes products that enable the extraction of oil and gas. The stock has underperformed due to pressure on oil prices, but the stock has begun to recover since the end of

121

Fund Commentary (cont.)	Nationwide International Small Cap Fund

August. Shares of Cloetta, a leading Nordic confectionery and nut company, declined during the third quarter as the company reported weak margins due to dilution from the Candy King losses (a recent acquisition).

Top contributors to relative performance during the period included Globalwafers (information technology), Sunny Optical (information technology) and KAZ Minerals (materials). Shares of Globalwafers, a Taiwan-based silicon wafer supplier, surged particularly in the first quarter of the year on the back of mounting speculation of a semiconductor wafer price hike and the likely synergies gained from the Sun Edison acquisition. Shares of Sunny Optical, a Hong Kong-listed handset and vehicle lens manufacturer, increased throughout the period due to solid structural trends in smartphones and auto camera updates, mix-driven expanding margins, and an improving balance sheet. We eliminated the position as the company’s market cap exceeded our threshold. KAZ Minerals, a Kazakhstan copper mining company, experienced positive share increases during the third quarter of the year after reporting strong production figures, improved cost management and better-than-expected guidance, thanks to continued strength in copper prices.

The portfolio utilized exchange-traded funds (ETFs) during the period to equitize cash. The positions did not have a material impact on the Fund during the period.

Subadviser:

Wellington Management Company LLP

Portfolio Managers:

Cheryl M. Duckworth, CFA and Mark D. Mandel, CFA

The Fund is subject to the risks of investing in equity securities (including small companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and illiquidity, and are highly volatile). The Fund uses both a growth style and a value style of investing, and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

122

Fund Overview	Nationwide International Small Cap Fund

Asset Allocation†

Common Stocks	97.8%
Repurchase Agreement	3.0%
Exchange Traded Fund	1.4%
Rights	0.1%
Short-Term Investment	0.1%
Liabilities in excess of other assets	(2.4)%
100.0%

Top Industries††

Machinery	4.7%
Semiconductors & Semiconductor Equipment	4.3%
Real Estate Management & Development	4.1%
Media	3.8%
Food Products	3.8%
IT Services	3.3%
Hotels, Restaurants & Leisure	3.2%
Containers & Packaging	3.1%
Capital Markets	3.0%
Specialty Retail	2.9%
Other Industries*	63.8%
100.0%

Top Holdings††

Cloetta AB, Class B	1.6%
iShares MSCI EAFE Small-Cap Fund	1.4%
Tecan Group AG (Registered)	1.4%
Itoham Yonekyu Holdings, Inc.	1.3%
Irish Continental Group plc	1.3%
Hunting plc	1.2%
Smurfit Kappa Group plc	1.2%
GMO Payment Gateway, Inc.	1.2%
DiaSorin SpA	1.1%
Atento SA	1.1%
Other Holdings*	87.2%
100.0%

Top Countries††

Japan	20.3%
United Kingdom	10.1%
Ireland	6.1%
Italy	5.9%
Australia	5.5%
Sweden	5.3%
France	4.1%
Spain	3.5%
Taiwan	3.5%
Switzerland	3.4%
Other Countries*	32.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

123

Fund Performance	Nationwide International Small Cap Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		Inception*
Class A	w/o SC1	25.70%	[2]
	w/SC3	18.47%	[2]
Class R6[4]		26.10%	[2]
Institutional Service Class[4]		26.00%	[2]
MSCI EAFE® Small Cap Index		28.41%
CPI		2.17%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	Since inception date of December 29, 2016.

[3]	A 5.75% front-end sales charge was deducted.

[4]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	1.53%	1.49%
Class R6[1]	1.03%	0.99%
Institutional Service Class	1.28%	1.24%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

124

Fund Performance (cont.)	Nationwide International Small Cap Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide International Small Cap Fund from inception through 10/31/17 versus the MSCI EAFE® Small Cap Index and the Consumer Price Index (CPI) for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

125

Shareholder Expense Example	Nationwide International Small Cap Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide International Small Cap Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,142.70	7.51	1.39
	Hypothetical	(a)(b)	1,000.00	1,018.20	7.07	1.39
Class R6 Shares (c)	Actual	(a)	1,000.00	1,144.30	5.35	0.99
	Hypothetical	(a)(b)	1,000.00	1,020.21	5.04	0.99
Institutional Service Class Shares	Actual	(a)	1,000.00	1,144.30	5.73	1.06
	Hypothetical	(a)(b)	1,000.00	1,019.86	5.40	1.06

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

126

Statement of Investments

October 31, 2017

Nationwide International Small Cap Fund

Common Stocks 97.8%

	Shares	Value

ARGENTINA 0.0%†
Internet & Direct Marketing Retail 0.0%†
Despegar.com Corp.* (a)	7,900	$243,320

AUSTRALIA 5.7%
Chemicals 0.6%
Nufarm Ltd.	526,154	3,659,931

Containers & Packaging 1.0%
Orora Ltd.	1,973,949	5,140,061

Electric Utilities 0.8%
Spark Infrastructure Group	2,217,395	4,329,273

Equity Real Estate Investment Trusts (REITs) 0.2%
Mirvac Group	609,528	1,127,363

Hotels, Restaurants & Leisure 0.4%
Domino’s Pizza Enterprises Ltd.	70,729	2,523,977

Insurance 0.3%
AUB Group Ltd.	168,435	1,706,981

Internet Software & Services 0.2%
NEXTDC Ltd.*	230,251	913,293

Metals & Mining 0.2%
OZ Minerals Ltd.	176,466	1,090,594

Multiline Retail 0.3%
Myer Holdings Ltd.	3,322,893	1,947,305

Oil, Gas & Consumable Fuels 0.6%
Caltex Australia Ltd.	78,724	2,069,077
FAR Ltd.* (a)	4,657,559	235,681
Karoon Gas Australia Ltd.*	1,034,189	954,141

		3,258,899

Software 0.3%
Bravura Solutions Ltd.	1,484,038	1,948,827

Thrifts & Mortgage Finance 0.6%
Genworth Mortgage Insurance Australia Ltd.	1,520,198	3,316,011

Transportation Infrastructure 0.2%
Macquarie Atlas Roads Group	132,674	605,608
Qube Holdings Ltd.	257,250	506,404

		1,112,012

		32,074,527

AUSTRIA 0.9%
Air Freight & Logistics 0.1%
Oesterreichische Post AG	7,707	342,557

Construction Materials 0.1%
Wienerberger AG	28,760	739,249

Electrical Equipment 0.2%
Zumtobel Group AG	63,713	1,091,280

Semiconductors & Semiconductor Equipment 0.5%
ams AG*	31,210	2,848,775

		5,021,861

BELGIUM 1.7%
Air Freight & Logistics 0.1%
bpost SA	22,025	621,368

Common Stocks (continued)

	Shares	Value

BELGIUM (continued)
Biotechnology 0.9%
Ablynx NV* (a)	73,515	$1,509,857
Galapagos NV*	39,830	3,863,458

		5,373,315

Equity Real Estate Investment Trusts (REITs) 0.4%
Warehouses De Pauw CVA	19,838	2,145,019

Food Products 0.0%†
Greenyard NV	9,584	226,835

Media 0.3%
Telenet Group Holding NV*	21,032	1,455,074

		9,821,611

CANADA 2.1%
Biotechnology 0.1%
Clementia Pharmaceuticals, Inc.* (a)	46,400	743,328

Chemicals 0.2%
EcoSynthetix, Inc.*	579,147	1,144,737

Energy Equipment & Services 0.7%
McCoy Global, Inc.*	212,231	297,758
Strad Energy Services Ltd.*	1,650,046	2,148,731
Total Energy Services, Inc.	114,181	1,344,399

		3,790,888

Metals & Mining 0.2%
Arizona Mining, Inc.*	496,921	1,247,984

Multi-Utilities 0.8%
Atco Ltd., Class I	121,437	4,403,397

Oil, Gas & Consumable Fuels 0.1%
Canacol Energy Ltd*	260,483	827,828

		12,158,162

CHINA 0.6%
Independent Power and Renewable Electricity Producers 0.4%
China Longyuan Power Group Corp. Ltd., Class H	2,842,245	2,106,200

Semiconductors & Semiconductor Equipment 0.2%
Silergy Corp.	48,740	1,052,876

		3,159,076

COLOMBIA 0.8%
Construction Materials 0.4%
CEMEX Latam Holdings SA*	565,481	2,003,874

Wireless Telecommunication Services 0.4%
Millicom International Cellular SA, SDR	43,923	2,810,358

		4,814,232

DENMARK 0.4%
Biotechnology 0.1%
Zealand Pharma A/S* (a)	44,852	828,526

Building Products 0.1%
Rockwool International A/S, Class B	1,790	486,197

Construction & Engineering 0.1%
FLSmidth & Co. A/S	9,284	636,263

Marine 0.1%
Dfds A/S	7,665	444,598

		2,395,584

127

Statement of Investments (Continued)

October 31, 2017

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

FINLAND 1.4%
Chemicals 0.3%
Kemira OYJ	106,666	$1,503,529

Machinery 0.4%
Cargotec OYJ, Class B	26,834	1,584,554
Konecranes OYJ	14,262	657,315

		2,241,869

Metals & Mining 0.3%
Outokumpu OYJ	203,377	1,923,760

Multiline Retail 0.4%
Tokmanni Group Corp.	260,093	2,147,893

		7,817,051

FRANCE 4.2%
Airlines 0.1%
Air France-KLM*	34,498	539,007

Biotechnology 0.2%
Innate Pharma SA* (a)	97,059	1,058,430

Building Products 0.1%
Tarkett SA	8,182	347,709

Health Care Equipment & Supplies 0.7%
BioMerieux	47,502	3,727,494

Household Durables 0.4%
Kaufman & Broad SA	51,645	2,282,152

Insurance 0.8%
Coface SA	459,887	5,025,156

IT Services 0.4%
Altran Technologies SA	127,665	2,362,152

Media 0.5%
Television Francaise 1	207,732	2,955,474

Semiconductors & Semiconductor Equipment 0.2%
SOITEC*	11,845	932,140

Specialty Retail 0.8%
Maisons du Monde SA Reg. S (b)	99,010	4,285,943

		23,515,657

GERMANY 3.5%
Aerospace & Defense 0.3%
MTU Aero Engines AG	11,600	1,958,826

Biotechnology 0.2%
Affimed NV*	448,700	953,488

Electrical Equipment 0.2%
SGL Carbon SE*	71,338	1,121,143

Health Care Equipment & Supplies 0.5%
Sartorius AG (Preference)	13,307	1,241,902
STRATEC Biomedical AG	20,047	1,457,158

		2,699,060

Industrial Conglomerates 0.5%
Rheinmetall AG	26,079	3,075,791

Internet Software & Services 0.3%
Delivery Hero AG Reg. S* (b)	43,389	1,851,542

Machinery 0.1%
Jungheinrich AG (Preference)	11,418	518,575

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Metals & Mining 0.2%
Salzgitter AG	24,417	$1,182,568

Real Estate Management & Development 1.0%
LEG Immobilien AG	24,079	2,449,958
Sirius Real Estate Ltd.	3,661,031	2,892,607

		5,342,565

Semiconductors & Semiconductor Equipment 0.2%
Siltronic AG*	7,453	1,104,246

		19,807,804

GHANA 0.1%
Oil, Gas & Consumable Fuels 0.1%
Kosmos Energy Ltd.*	52,594	403,922
Tullow Oil plc*	138,924	336,006

		739,928

GREECE 0.3%
Diversified Telecommunication Services 0.3%
Hellenic Telecommunications Organization SA	154,228	1,833,232

HONG KONG 2.5%
Containers & Packaging 0.4%
AMVIG Holdings Ltd.	7,125,601	2,018,720

Electronic Equipment, Instruments & Components 0.2%
Tongda Group Holdings Ltd. (a)	4,241,530	1,206,324

Equity Real Estate Investment Trusts (REITs) 0.2%
Champion REIT	1,404,000	1,013,872

Hotels, Restaurants & Leisure 0.6%
Melco International Development Ltd.	1,502,000	4,115,853

Internet Software & Services 0.6%
SUNeVision Holdings Ltd.	4,653,936	3,210,528

Marine 0.1%
Pacific Basin Shipping Ltd.*	2,471,000	563,906

Real Estate Management & Development 0.2%
Kerry Properties Ltd.	251,982	1,134,889

Wireless Telecommunication Services 0.2%
SmarTone Telecommunications Holdings Ltd.	827,830	1,030,356

		14,294,448

INDIA 1.0%
Aerospace & Defense 0.2%
Bharat Electronics Ltd.	444,603	1,267,132

Construction Materials 0.5%
ACC Ltd.	73,244	2,046,554
Ambuja Cements Ltd, GDR Reg. S	109,717	477,379
Ambuja Cements Ltd.	153,970	670,466

		3,194,399

Metals & Mining 0.3%
Vedanta Resources plc	122,360	1,442,861

		5,904,392

INDONESIA 0.2%
Diversified Telecommunication Services 0.2%
Link Net Tbk. PT	3,335,335	1,225,701

128

Statement of Investments (Continued)

October 31, 2017

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

IRELAND 6.2%
Building Products 0.3%
Kingspan Group plc	34,005	$1,429,012

Containers & Packaging 1.2%
Smurfit Kappa Group plc	234,319	6,987,795

Food Products 0.8%
Greencore Group plc	1,806,846	4,628,787

Household Durables 1.4%
Cairn Homes plc*	2,914,967	6,052,592
Glenveagh Properties plc Reg. S* (b)	1,926,100	2,524,070

		8,576,662

Insurance 0.2%
FBD Holdings plc*	117,043	1,227,038

Marine 1.4%
Irish Continental Group plc	1,162,386	7,734,211

Media 0.7%
Tarsus Group plc	903,392	3,693,213

Pharmaceuticals 0.2%
Nabriva Therapeutics plc* (a)	168,431	1,030,798

		35,307,516

ISRAEL 0.4%
Diversified Telecommunication Services 0.2%
Bezeq The Israeli Telecommunication Corp. Ltd.	670,867	1,001,751

Pharmaceuticals 0.2%
MediWound Ltd.* (a)	278,647	1,400,201

		2,401,952

ITALY 6.0%
Banks 0.4%
BPER Banca	447,192	2,179,564

Capital Markets 1.1%
Anima Holding SpA Reg. S (b)	474,023	3,605,992
Banca Generali SpA	79,234	2,606,224

		6,212,216

Construction Materials 0.9%
Buzzi Unicem SpA	179,539	4,997,248

Diversified Financial Services 0.6%
Banca Farmafactoring SpA Reg. S* (b)	119,635	870,986
Cerved Information Solutions SpA	217,908	2,804,865

		3,675,851

Equity Real Estate Investment Trusts (REITs) 0.5%
Beni Stabili SpA SIIQ	3,352,619	2,968,050

Health Care Equipment & Supplies 1.1%
DiaSorin SpA	70,723	6,433,901

Hotels, Restaurants & Leisure 0.3%
Autogrill SpA	127,426	1,666,898

Machinery 0.4%
Interpump Group SpA	62,558	2,106,710

Textiles, Apparel & Luxury Goods 0.7%
Moncler SpA	70,284	1,995,954
Tod’s SpA (a)	26,840	1,785,175

		3,781,129

		34,021,567

Common Stocks (continued)

	Shares	Value

JAPAN 20.8%
Banks 1.3%
Bank of Kyoto Ltd. (The)	65,516	$3,450,422
Eighteenth Bank Ltd. (The)	54,000	145,212
San-In Godo Bank Ltd. (The)	391,700	3,604,534

		7,200,168

Capital Markets 0.4%
Jafco Co. Ltd.	41,500	2,047,907

Chemicals 1.0%
Daicel Corp.	97,861	1,217,984
JSR Corp.	101,380	1,963,806
Tokyo Ohka Kogyo Co. Ltd.	60,330	2,206,987

		5,388,777

Commercial Services & Supplies 0.3%
Aeon Delight Co. Ltd.	47,219	1,758,316

Construction & Engineering 0.8%
SHO-BOND Holdings Co. Ltd.	70,768	4,340,407

Construction Materials 0.4%
Taiheiyo Cement Corp.	53,309	2,139,175

Consumer Finance 0.4%
Pocket Card Co. Ltd.	214,625	2,026,025

Electric Utilities 0.7%
Hokkaido Electric Power Co., Inc.*	504,935	3,977,434

Electronic Equipment, Instruments & Components 0.3%
Alps Electric Co. Ltd.	23,829	731,365
Optex Group Co. Ltd.	17,963	745,946

		1,477,311

Food Products 1.4%
Itoham Yonekyu Holdings, Inc.	808,030	7,713,284

Household Durables 0.2%
Token Corp.	9,062	1,095,521

Internet & Direct Marketing Retail 0.7%
Yume No Machi Souzou Iinkai Co. Ltd. (a)	262,500	3,689,463

IT Services 2.5%
GMO Payment Gateway, Inc.	93,660	6,863,946
Obic Co. Ltd.	74,570	4,933,140
SCSK Corp.	23,591	1,019,287
Wellnet Corp.	162,290	1,745,989

		14,562,362

Machinery 1.3%
Daifuku Co. Ltd.	25,874	1,259,733
Fuji Machine Manufacturing Co. Ltd.	90,174	1,729,697
Harmonic Drive Systems, Inc. (a)	23,720	1,229,273
Hirata Corp. (a)	8,598	976,058
Makino Milling Machine Co. Ltd.	215,046	2,039,164

		7,233,925

Media 1.5%
Hakuhodo DY Holdings, Inc.	297,350	4,117,805
LIFULL Co. Ltd.	55,420	426,757
Nippon Television Holdings, Inc.	221,300	3,991,054

		8,535,616

Multiline Retail 0.4%
H2O Retailing Corp.	126,215	2,335,827

129

Statement of Investments (Continued)

October 31, 2017

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Paper & Forest Products 0.6%
Daio Paper Corp. (a)	290,900	$3,491,175

Personal Products 0.8%
Ci:z Holdings Co. Ltd.	33,632	1,232,422
Pola Orbis Holdings, Inc.	110,116	3,496,595

		4,729,017

Pharmaceuticals 0.5%
Sawai Pharmaceutical Co. Ltd.	47,355	2,682,615

Professional Services 1.4%
JAC Recruitment Co. Ltd.	131,100	2,436,863
Persol Holdings Co. Ltd.	232,990	5,743,516

		8,180,379

Real Estate Management & Development 0.2%
Kenedix, Inc.	164,434	957,022

Road & Rail 0.2%
Nikkon Holdings Co. Ltd.	14,235	364,696
Sankyu, Inc.	12,300	509,686
Seino Holdings Co. Ltd.	35,345	516,186

		1,390,568

Semiconductors & Semiconductor Equipment 1.9%
Disco Corp.	10,598	2,452,840
Inter Action Corp. (a)	175,155	1,247,513
Micronics Japan Co. Ltd.	118,645	1,183,316
SCREEN Holdings Co. Ltd.	20,651	1,612,767
SUMCO Corp.	142,118	3,129,907
Tazmo Co. Ltd. (a)	50,700	940,905

		10,567,248

Software 0.5%
Capcom Co. Ltd.	115,414	2,943,960

Specialty Retail 1.1%
Adastria Co. Ltd.	122,030	2,658,065
United Arrows Ltd.	97,525	3,655,101

		6,313,166

Transportation Infrastructure 0.0%†
Mitsubishi Logistics Corp.	10,900	282,696

		117,059,364

JERSEY 0.2%
Capital Markets 0.2%
Sanne Group plc	114,987	1,221,264

JORDAN 0.2%
Pharmaceuticals 0.2%
Hikma Pharmaceuticals plc (a)	68,104	1,052,748

LUXEMBOURG 1.4%
Metals & Mining 0.4%
Aperam SA	44,174	2,376,499
Aperam SA	666	35,820

		2,412,319

Multiline Retail 1.0%
B&M European Value Retail SA	1,084,977	5,725,227

		8,137,546

Common Stocks (continued)

	Shares	Value

MALAYSIA 0.2%
Electronic Equipment, Instruments & Components 0.2%
Inari Amertron Bhd.	2,100,130	$1,397,252

MEXICO 0.8%
Chemicals 0.5%
Alpek SAB de CV (a)	2,442,219	2,554,096

Construction Materials 0.3%
Grupo Cementos de Chihuahua SAB de CV	408,360	1,950,449

		4,504,545

NETHERLANDS 1.7%
Air Freight & Logistics 0.1%
PostNL NV	106,816	455,471

Biotechnology 0.3%
Merus NV* (a)	100,399	1,587,308

Construction & Engineering 0.1%
Koninklijke BAM Groep NV	57,794	326,351

IT Services 0.4%
InterXion Holding NV*	41,988	2,241,739

Trading Companies & Distributors 0.8%
IMCD Group NV	75,608	4,757,870

		9,368,739

NEW ZEALAND 1.6%
Airlines 0.1%
Air New Zealand Ltd.	144,495	326,547

Health Care Equipment & Supplies 0.5%
Fisher & Paykel Healthcare Corp. Ltd.	336,323	3,049,825

Oil, Gas & Consumable Fuels 1.0%
New Zealand Refining Co. Ltd. (The)	1,557,535	2,687,233
Z Energy Ltd.	606,659	3,059,932

		5,747,165

		9,123,537

NORWAY 1.6%
Banks 0.4%
SpareBank 1 SMN	191,122	1,983,657

Oil, Gas & Consumable Fuels 0.1%
Aker BP ASA	28,950	665,867

Real Estate Management & Development 0.7%
Entra ASA Reg. S (b)	301,034	4,151,606

Specialty Retail 0.4%
XXL ASA Reg. S (b)	188,244	2,028,354

		8,829,484

PHILIPPINES 0.8%
Construction Materials 0.2%
CEMEX Holdings Philippines, Inc. Reg. S* (b)	12,133,664	1,075,909

Oil, Gas & Consumable Fuels 0.4%
Pilipinas Shell Petroleum Corp.	1,729,762	2,087,215

Transportation Infrastructure 0.2%
International Container Terminal Services, Inc.	622,773	1,274,448

		4,437,572

130

Statement of Investments (Continued)

October 31, 2017

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

SINGAPORE 1.1%
Air Freight & Logistics 0.1%
Singapore Post Ltd. (a)	356,940	$336,713

Equity Real Estate Investment Trusts (REITs) 0.3%
Mapletree Industrial Trust	1,079,801	1,536,715

Real Estate Management & Development 0.3%
City Developments Ltd.	152,315	1,446,048

Trading Companies & Distributors 0.4%
BOC Aviation Ltd. Reg. S (b)	505,065	2,715,760

		6,035,236

SOUTH AFRICA 0.2%
Containers & Packaging 0.2%
Nampak Ltd.*	869,298	1,145,869

SOUTH KOREA 1.6%
Aerospace & Defense 0.0%†
HizeAero Co. Ltd.*	25,439	175,381

Semiconductors & Semiconductor Equipment 0.2%
Koh Young Technology, Inc.	12,781	876,733

Software 0.2%
Douzone Bizon Co. Ltd.	39,329	1,124,008

Specialty Retail 0.7%
Hotel Shilla Co. Ltd.	56,613	3,979,756

Textiles, Apparel & Luxury Goods 0.5%
Fila Korea Ltd.	44,804	2,707,361

		8,863,239

SPAIN 3.5%
Banks 0.3%
Liberbank SA* (a)	1,323,958	612,423
Unicaja Banco SA*	879,236	1,279,789

		1,892,212

Commercial Services & Supplies 1.0%
Atento SA*	514,651	6,278,742

Equity Real Estate Investment Trusts (REITs) 1.1%
Axiare Patrimonio SOCIMI SA	321,834	6,036,360

Household Durables 0.7%
Neinor Homes SA Reg. S* (b)	179,941	3,699,181

Machinery 0.1%
Zardoya Otis SA	45,043	488,026

Real Estate Management & Development 0.3%
Aedas Homes SAU Reg. S* (b)	44,600	1,558,569

		19,953,090

SWEDEN 5.5%
Aerospace & Defense 0.1%
Saab AB, Class B	15,965	815,817

Biotechnology 0.1%
BioArctic AB Reg. S* (b)	275,773	830,121

Building Products 0.2%
Nibe Industrier AB, Class B	85,474	854,961

Capital Markets 0.3%
Vostok Emerging Finance Ltd., SDR*	8,610,187	1,881,473

Common Stocks (continued)

	Shares	Value

SWEDEN (continued)
Construction & Engineering 0.1%
Sweco AB, Class B	16,881	$361,136

Containers & Packaging 0.5%
BillerudKorsnas AB	154,761	2,657,429

Diversified Telecommunication Services 0.2%
Com Hem Holding AB	77,689	1,166,993

Food Products 1.7%
Cloetta AB, Class B	2,790,596	9,432,292

Hotels, Restaurants & Leisure 0.4%
SkiStar AB	98,085	2,143,812

Machinery 0.6%
Trelleborg AB, Class B	137,577	3,403,733

Oil, Gas & Consumable Fuels 0.2%
Lundin Petroleum AB*	42,972	1,010,904

Real Estate Management & Development 1.0%
D Carnegie & Co. AB*	192,972	2,664,615
Fastighets AB Balder, Class B*	118,215	3,078,129

		5,742,744

Trading Companies & Distributors 0.1%
Indutrade AB	21,485	594,771

		30,896,186

SWITZERLAND 3.5%
Air Freight & Logistics 0.1%
Panalpina Welttransport Holding AG (Registered) (a)	2,901	398,624

Capital Markets 0.6%
GAM Holding AG*	204,807	3,196,308

Commercial Services & Supplies 0.1%
IWG plc	166,309	475,885

Life Sciences Tools & Services 1.3%
Tecan Group AG (Registered)	37,281	7,890,174

Machinery 0.8%
Bucher Industries AG (Registered)	1,670	654,818
Conzzeta AG (Registered)	341	334,936
OC Oerlikon Corp. AG (Registered)*	172,700	2,773,781
SFS Group AG*	4,338	514,388
VAT Group AG Reg. S* (b)	4,483	584,013

		4,861,936

Software 0.4%
Temenos Group AG (Registered)*	18,962	2,190,347

Transportation Infrastructure 0.2%
Flughafen Zurich AG (Registered)	4,409	959,725

		19,972,999

TAIWAN 3.6%
Auto Components 0.2%
Hota Industrial Manufacturing Co. Ltd.	145,623	678,985
Hu Lane Associate, Inc.	96,845	552,974

		1,231,959

Communications Equipment 0.1%
Advanced Ceramic X Corp.	73,370	805,977

Electrical Equipment 0.3%
Bizlink Holding, Inc.	110,855	1,114,964
Voltronic Power Technology Corp.	41,671	784,612

		1,899,576

131

Statement of Investments (Continued)

October 31, 2017

Nationwide International Small Cap Fund (Continued)

Common Stocks (continued)

	Shares	Value

TAIWAN (continued)
Electronic Equipment, Instruments & Components 1.0%
Chroma ATE, Inc.	144,000	$704,040
Chunghwa Precision Test Tech Co. Ltd.	18,832	684,490
E Ink Holdings, Inc.	962,475	1,352,736
Elite Material Co. Ltd.	493,956	1,974,459
Kingpak Technology, Inc.	78,755	706,341

		5,422,066

Machinery 0.1%
Airtac International Group	33,082	536,617

Marine 0.2%
Wan Hai Lines Ltd.	2,148,515	1,301,276

Semiconductors & Semiconductor Equipment 1.4%
ASPEED Technology, Inc.	41,615	964,749
Global Unichip Corp.	71,000	717,105
Globalwafers Co. Ltd.	252,377	2,933,635
Land Mark Optoelectronics Corp.	70,994	908,849
Realtek Semiconductor Corp.*	110,165	415,259
Sino-American Silicon Products, Inc.*	492,964	1,395,849

		7,335,446

Technology Hardware, Storage & Peripherals 0.3%
Catcher Technology Co. Ltd.	122,150	1,304,217
Getac Technology Corp.	411,315	574,674

		1,878,891

		20,411,808

THAILAND 0.4%
Airlines 0.2%
Bangkok Airways PCL	2,599,108	1,440,289

Marine 0.2%
Precious Shipping PCL*	3,226,903	1,043,015

		2,483,304

UNITED KINGDOM 10.2%
Aerospace & Defense 0.2%
QinetiQ Group plc	126,397	409,741
Ultra Electronics Holdings plc	20,179	488,856

		898,597

Capital Markets 0.5%
Intermediate Capital Group plc	147,625	1,907,466
Xafinity plc Reg. S	334,041	740,863

		2,648,329

Commercial Services & Supplies 0.4%
Aggreko plc	58,623	728,626
Rentokil Initial plc	361,049	1,609,441

		2,338,067

Construction & Engineering 0.3%
Balfour Beatty plc	175,460	637,998
Galliford Try plc	19,414	314,528
John Laing Group plc Reg. S (b)	91,725	347,820
Kier Group plc	23,989	331,232

		1,631,578

Electrical Equipment 0.2%
Melrose Industries plc	450,205	1,314,079

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Electronic Equipment, Instruments & Components 0.7%
Halma plc	236,150	$3,705,246

Energy Equipment & Services 1.1%
Hunting plc*	1,017,547	7,078,780

Hotels, Restaurants & Leisure 0.8%
Restaurant Group plc (The)	1,149,424	4,633,405

Insurance 0.6%
Lancashire Holdings Ltd.	243,843	2,435,714
RSA Insurance Group plc	102,208	854,077

		3,289,791

Internet Software & Services 0.9%
Just Eat plc*	475,293	4,925,614

Machinery 1.0%
Rotork plc	866,164	3,021,455
Spirax-Sarco Engineering plc	36,551	2,741,754

		5,763,209

Media 1.0%
Informa plc	74,128	686,125
UBM plc	532,021	4,970,341

		5,656,466

Metals & Mining 0.9%
Acacia Mining plc	204,710	490,346
KAZ Minerals plc*	414,193	4,471,552

		4,961,898

Oil, Gas & Consumable Fuels 0.2%
Cairn Energy plc*	417,750	1,173,350

Real Estate Management & Development 0.7%
Grainger plc	1,015,087	3,752,075

Road & Rail 0.2%
Firstgroup plc*	321,328	469,365
National Express Group plc	113,276	552,753
Stagecoach Group plc	115,662	256,323

		1,278,441

Software 0.1%
Alfa Financial Software Holdings plc Reg. S* (b)	130,575	847,388

Trading Companies & Distributors 0.2%
Grafton Group plc	57,056	623,082
SIG plc	157,944	361,698

		984,780

Transportation Infrastructure 0.2%
BBA Aviation plc	223,994	947,221

		57,828,314

UNITED STATES 0.3%
Biotechnology 0.3%
Nightstar Therapeutics plc, ADR* (a)	74,600	1,637,470

URUGUAY 0.6%
Hotels, Restaurants & Leisure 0.6%
Arcos Dorados Holdings, Inc., Class A*	352,007	3,520,071

Total Common Stocks (cost $488,083,726)		554,437,258

132

Statement of Investments (Continued)

October 31, 2017

Nationwide International Small Cap Fund (Continued)

Exchange Traded Fund 1.4%

	Shares	Value

UNITED STATES 1.4%
iShares MSCI EAFE Small-Cap Fund	130,248	$8,210,834

Total Exchange Traded Fund (cost $8,131,813)		8,210,834

Rights 0.1%

	Number of Rights

SPAIN 0.1%
Banks 0.1%
Liberbank SA,	1,323,958	476,544

expiring at an exercise price of $0.25 on 11/10/2017*(a)

Total Rights (cost $523,712)		476,544

Short-Term Investment 0.1%

	Shares

Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio —Institutional Class, 0.96% (c)(d)	407,528	407,528

Total Short-Term Investment (cost $407,528)		407,528

Repurchase Agreement 3.0%

	Principal Amount

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $16,856,555, collateralized by U.S. Treasury Notes, ranging from 1.88% - 2.25%, maturing 1/31/2022 - 2/15/2027; total market value $17,193,226.(d)(e)	$16,856,078	16,856,078

Total Repurchase Agreement (cost $16,856,078)		16,856,078

Total Investments (cost $514,002,857) — 102.4%		580,388,242

Liabilities in excess of other assets — (2.4)%		(13,823,121)

NET ASSETS — 100.0%		$566,565,121

*	Denotes a non-income producing security.
(a)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $16,418,585, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $407,528 and $16,856,078, respectively, a total value of $17,263,606.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2017 was $30,977,254 which represents 5.47% of net assets.

(c)	Represents 7-day effective yield as of October 31, 2017.

(d)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $17,263,606.

(e)	Please refer to Note 2(j) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CVA	Dutch Certificate

GDR	Global Depositary Receipt

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

The accompanying notes are an integral part of these financial statements.

133

Statement of Assets and Liabilities

October 31, 2017

Nationwide International Small Cap Fund
Assets:
Investment securities, at value* (cost $497,146,779)	$563,532,164
Repurchase agreement, at value (cost $16,856,078)	16,856,078
Cash	4,515,785
Foreign currencies, at value (cost $1,500,186)	1,500,185
Interest and dividends receivable	581,727
Security lending income receivable	61,636
Receivable for investments sold	11,049,320
Receivable for capital shares issued	5,173
Reclaims receivable	165,761
Reimbursement from investment adviser (Note 3)	54,302
Prepaid offering costs	1,858
Prepaid expenses	22,030

Total Assets	598,346,019

Liabilities:
Payable for investments purchased	13,409,606
Payable for capital shares redeemed	515,308
Payable upon return of securities loaned (Note 2)	17,263,606
Payable for capital gain country tax	772
Accrued expenses and other payables:
Investment advisory fees	455,882
Fund administration fees	24,013
Distribution fees	13
Administrative servicing fees	40
Accounting and transfer agent fees	7,912
Trustee fees	1,422
Deferred capital gain country tax	76,313
Compliance program costs (Note 3)	365
Professional fees	18,912
Printing fees	6,732
Other	2

Total Liabilities	31,780,898

Net Assets	$566,565,121

Represented by:
Capital	$451,741,514
Accumulated undistributed net investment income	5,908,984
Accumulated net realized gains from investment securities and foreign currency transactions	42,620,651
Net unrealized appreciation/(depreciation) in investment securities†	66,309,072
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(15,100)

Net Assets	$566,565,121

Net Assets:
Class A Shares	$62,358
Class R6 Shares	566,490,161
Institutional Service Class Shares	12,602

Total	$566,565,121

134

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide International Small Cap Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,961
Class R6 Shares	44,924,323
Institutional Service Class Shares	1,000

Total	44,930,284

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$12.57
Class R6 Shares	$12.61
Institutional Service Class Shares	$12.60
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.34

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $16,418,585 (Note 2).

†	Net of $76,313 of deferred capital gain country tax.
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.

The accompanying notes are an integral part of these financial statements.

135

Statement of Operations

For the Period Ended October 31, 2017

Nationwide International Small Cap Fund (a)
INVESTMENT INCOME:
Dividend income	$9,745,578
Income from securities lending (Note 2)	437,103
Interest income	44,208
Foreign tax withholding	(885,199)

Total Income	9,341,690

EXPENSES:
Offering costs	40,258
Investment advisory fees	3,884,406
Fund administration fees	135,925
Distribution fees Class A	66
Administrative servicing fees Class A	39
Administrative servicing fees Institutional Service Class	9
Registration and filing fees	38,952
Professional fees	43,068
Printing fees	13,071
Trustee fees	13,154
Custodian fees	17,460
Accounting and transfer agent fees	33,960
Compliance program costs (Note 3)	1,867
Other	10,841

Total expenses before expenses reimbursed	4,233,076

Expenses reimbursed by adviser (Note 3)	(160,480)

Net Expenses	4,072,596

NET INVESTMENT INCOME	5,269,094

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities†	43,887,647
Foreign currency transactions (Note 2)	(665,877)

Net realized gains	43,221,770

Net change in unrealized appreciation/depreciation in the value of:
Investment securities††	66,309,072
Translation of assets and liabilities denominated in foreign currencies	(15,100)

Net change in unrealized appreciation/depreciation	66,293,972

Net realized/unrealized gains	109,515,742

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$114,784,836

†	Net of capital gain country taxes of $1,761.

††	Net of increase in deferred capital gain country tax accrual on unrealized depreciation of $76,313.

(a)	For the period from December 30, 2016 (commencement of operations) through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

136

Statements of Changes in Net Assets

Nationwide International Small Cap Fund
Period Ended October 31, 2017 (a)
Operations:
Net investment income	$5,269,094
Net realized gains	43,221,770
Net change in unrealized appreciation/depreciation	66,293,972

Change in net assets resulting from operations	114,784,836

Change in net assets from capital transactions	451,780,285

Change in net assets	566,565,121

Net Assets:
Beginning of period	–

End of period	$566,565,121

Accumulated undistributed net investment income at end of year	$5,908,984

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$109,936
Dividends reinvested	–
Cost of shares redeemed	(54,453)

Total Class A Shares	55,483

Class R6 Shares (b)
Proceeds from shares issued	568,675,012
Dividends reinvested	–
Cost of shares redeemed	(116,960,210)

Total Class R6 Shares	451,714,802

Institutional Service Class Shares
Proceeds from shares issued	10,000
Dividends reinvested	–
Cost of shares redeemed	–

Total Institutional Service Class Shares	10,000

Change in net assets from capital transactions	$451,780,285

SHARE TRANSACTIONS:
Class A Shares
Issued	10,284
Reinvested	–
Redeemed	(5,323)

Total Class A Shares	4,961

Class R6 Shares (b)
Issued	55,206,899
Reinvested	–
Redeemed	(10,282,576)

Total Class R6 Shares	44,924,323

137

Statements of Changes in Net Assets (Continued)

Nationwide International Small Cap Fund
Period Ended October 31, 2017 (a)
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	1,000
Reinvested	–
Redeemed	–

Total Institutional Service Class Shares	1,000

Total change in shares	44,930,284

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from December 30, 2016 (commencement of operations) through October 31, 2017.
(b)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

138

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Small Cap Fund

		Operations					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Period Ended October 31, 2017 (g)	$10.00	0.06	2.51	2.57	$12.57	25.70%	$62,358	1.39%	0.57%	1.46%	90.35%

Class R6 Shares (h)
Period Ended October 31, 2017 (g)	$10.00	0.12	2.49	2.61	$12.61	26.10%	$566,490,161	0.99%	1.28%	1.03%	90.35%

Institutional Service Class Shares
Period Ended October 31, 2017 (g)	$10.00	0.09	2.51	2.60	$12.60	26.00%	$12,602	1.08%	0.98%	1.17%	90.35%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from December 30, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 29, 2016 through October 31, 2017.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

139

Notes to Financial Statements

October 31, 2017

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2017, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the eight (8) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Amundi Global High Yield Fund (“Global High Yield”)

- Nationwide Amundi Strategic Income Fund (“Strategic Income”)

- Nationwide Amundi World Bond Fund (“World Bond”)

- Nationwide Bailard Emerging Markets Equity Fund (“Emerging Markets Equity”)

- Nationwide Bailard International Equities Fund (“International Equities”)

- Nationwide Emerging Markets Debt Fund (“Emerging Markets Debt”)

- Nationwide Global Sustainable Equity Fund (formerly, Nationwide Global Equity Fund) (“Global Sustainable Equity”)

- Nationwide International Small Cap Fund (“International Small Cap”)

The Funds, as applicable, currently offer Class A, Class C, Class M, Class R6 and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds, except Emerging Markets Debt and World Bond, is a diversified fund as defined in the 1940 Act. Emerging Markets Debt and World Bond are non-diversified funds, as defined in the 1940 Act.

International Small Cap commenced operations on December 30, 2016.

Effective February 28, 2017, Institutional Class shares were renamed Class R6 shares.

Effective June 28, 2017, the Nationwide Global Equity Fund was renamed “Nationwide Global Sustainable Equity Fund”.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the

140

Notes to Financial Statements (Continued)

October 31, 2017

sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA, assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies and shares of exchange traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

141

Notes to Financial Statements (Continued)

October 31, 2017

Bank loans are valued using an average bid price provided by an independent pricing service. Evaluated quotes provided by the independent pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance and other market data. The independent pricing service utilizes internal models and uses observable inputs such as issuer details, interest rates, tranche type, ratings, and other market data. Securities valued in this manner are generally categorized as Level 2 investments within the hierarchy, consistent with similar valuation techniques and inputs for debt and equity securities.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

142

Notes to Financial Statements (Continued)

October 31, 2017

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2017. Please refer to the Statements of Investments for additional information on portfolio holdings.

Global High Yield

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$128,314,317	$—	$128,314,317
Loan Participations	—	13,507,417	—	13,507,417
Repurchase Agreement	—	6,548,803	—	6,548,803
Short-Term Investment	158,330	—	—	158,330
Total Assets	$158,330	$148,370,537	$—	$148,528,867
Liabilities:
Forward Foreign Currency Contracts	$—	$(110,276)	$—	$(110,276)
Total Liabilities	$—	$(110,276)	$—	$(110,276)
Total	$158,330	$148,260,261	$—	$148,418,591

Strategic Income
	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$2,707,331	$—	$2,707,331
Collateralized Mortgage Obligations	—	5,653,269	—	5,653,269
Commercial Mortgage-Backed Securities	—	1,004,964	—	1,004,964
Corporate Bonds	—	12,708,779	—	12,708,779
Foreign Government Securities	—	1,145,823	—	1,145,823
Futures Contracts	216,316	—	—	216,316
Loan Participations	—	4,761,521	—	4,761,521
Repurchase Agreement	—	661,052	—	661,052
Short-Term Investments	453,164	159,472	—	612,636
Total Assets	$669,480	$28,802,211	$—	$29,471,691
Liabilities:
Swap Contracts*	$—	$(111,616)	$—	$(111,616)
Forward Foreign Currency Contracts	—	(11,334)	—	(11,334)
Futures Contracts	(95,535)	—	—	(95,535)
Total Liabilities	$(95,535)	$(122,950)	$—	$(218,485)
Total	$573,945	$28,679,261	$—	$29,253,206

World Bond
	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Mortgage Obligations	$—	$345,871	$—	$345,871
Corporate Bonds	—	17,134,420	—	17,134,420
Swap Contracts*	—	28,094	—	28,094
Foreign Government Securities	—	8,238,036	—	8,238,036
Forward Foreign Currency Contracts	—	379,371	—	379,371
Futures Contracts	272,497	—	—	272,497
Purchased Option	1,260	—	—	1,260

143

Notes to Financial Statements (Continued)

October 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Short-Term Investments	$—	$2,792,593	$—	$2,792,593
U.S. Treasury Obligations	—	7,396,117	—	7,396,117
Total Assets	$273,757	$36,314,502	$—	$36,588,259
Liabilities:
Swap Contracts*	$—	$(20,903)	$—	$(20,903)
Forward Foreign Currency Contracts	—	(180,208)	—	(180,208)
Futures Contracts	(24,736)	—	—	(24,736)
Total Liabilities	$(24,736)	$(201,111)	$—	$(225,847)
Total	$249,021	$36,113,391	$—	$36,362,412

Emerging Markets Equity
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$—	$1,577,739	$—	$1,577,739
Auto Components	—	1,252,406	—	1,252,406
Automobiles	—	5,150,066	—	5,150,066
Banks	13,547,199	24,151,740	—	37,698,939
Chemicals	880,323	3,640,469	—	4,520,792
Communications Equipment	—	2,596,279	—	2,596,279
Construction & Engineering	—	2,803,178	—	2,803,178
Construction Materials	—	482,729	—	482,729
Diversified Consumer Services	896,585	—	—	896,585
Diversified Financial Services	—	1,355,246	—	1,355,246
Diversified Telecommunication Services	—	1,926,080	—	1,926,080
Electric Utilities	—	764,549	—	764,549
Electrical Equipment	—	1,128,040	—	1,128,040
Electronic Equipment, Instruments & Components	—	16,353,119	—	16,353,119
Energy Equipment & Services	—	609,914	—	609,914
Equity Real Estate Investment Trusts (REITs)	—	557,520	—	557,520
Food & Staples Retailing	1,440,260	808,069	—	2,248,329
Food Products	1,320,800	—	—	1,320,800
Health Care Providers & Services	1,123,407	—	—	1,123,407
Hotels, Restaurants & Leisure	—	617,168	—	617,168
Household Durables	—	3,501,009	—	3,501,009
Independent Power and Renewable Electricity Producers	1,641,549	—	—	1,641,549
Industrial Conglomerates	—	1,395,907	—	1,395,907
Insurance	—	1,503,982	—	1,503,982
Internet Software & Services	5,279,475	2,702,524	—	7,981,999
Machinery	—	2,739,162	—	2,739,162
Metals & Mining	1,856,950	5,449,461	—	7,306,411
Oil, Gas & Consumable Fuels	4,249,000	8,892,644	—	13,141,644
Paper & Forest Products	—	2,753,485	—	2,753,485
Pharmaceuticals	—	663,795	—	663,795
Real Estate Management & Development	—	5,381,627	—	5,381,627

144

Notes to Financial Statements (Continued)

October 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Semiconductors & Semiconductor Equipment	$2,963,100	$2,208,976	$—	$5,172,076
Software	—	2,011,817	—	2,011,817
Specialty Retail	—	1,533,008	—	1,533,008
Technology Hardware, Storage & Peripherals	—	12,111,705	—	12,111,705
Textiles, Apparel & Luxury Goods	—	1,036,497	—	1,036,497
Transportation Infrastructure	1,118,821	1,677,403	—	2,796,224
Water Utilities	—	1,165,572	—	1,165,572
Wireless Telecommunication Services	—	942,860	—	942,860
Total Common Stocks	$36,317,469	$123,445,745	$—	$159,763,214
Total	$36,317,469	$123,445,745	$—	$159,763,214

International Equities
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$4,970,170	$—	$4,970,170
Air Freight & Logistics	—	4,121,157	—	4,121,157
Airlines	—	6,172,574	—	6,172,574
Auto Components	—	17,920,752	—	17,920,752
Automobiles	—	19,577,186	—	19,577,186
Banks	19,652,707	60,231,617	—	79,884,324
Beverages	—	8,755,944	—	8,755,944
Building Products	—	2,748,868	—	2,748,868
Capital Markets	—	10,836,772	—	10,836,772
Chemicals	—	14,012,937	—	14,012,937
Commercial Services & Supplies	1,553,988	—	—	1,553,988
Construction & Engineering	—	25,278,637	—	25,278,637
Diversified Financial Services	—	3,004,627	—	3,004,627
Diversified Telecommunication Services	—	15,361,862	—	15,361,862
Electric Utilities	—	3,228,502	—	3,228,502
Electrical Equipment	—	3,026,396	—	3,026,396
Electronic Equipment, Instruments & Components	—	18,123,154	—	18,123,154
Energy Equipment & Services	—	6,567,697	—	6,567,697
Food & Staples Retailing	—	7,968,718	—	7,968,718
Food Products	1,320,800	9,798,884	—	11,119,684
Health Care Equipment & Supplies	—	3,783,423	—	3,783,423
Hotels, Restaurants & Leisure	—	6,477,575	—	6,477,575
Household Durables	—	6,508,278	—	6,508,278
Household Products	—	2,683,170	—	2,683,170
Independent Power and Renewable Electricity Producers	—	5,619,226	—	5,619,226
Insurance	—	28,288,709	—	28,288,709
Internet & Direct Marketing Retail	—	3,996,549	—	3,996,549
Internet Software & Services	1,441,860	3,670,034	—	5,111,894
IT Services	—	8,618,911	—	8,618,911

145

Notes to Financial Statements (Continued)

October 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Life Sciences Tools & Services	$—	$5,002,393	$—	$5,002,393
Machinery	—	10,947,996	—	10,947,996
Metals & Mining	4,595,000	22,454,764	—	27,049,764
Multi-Utilities	—	2,751,392	—	2,751,392
Oil, Gas & Consumable Fuels	2,662,500	19,949,587	—	22,612,087
Paper & Forest Products	1,261,530	7,838,618	—	9,100,148
Personal Products	—	4,820,949	—	4,820,949
Pharmaceuticals	—	21,224,478	—	21,224,478
Professional Services	—	5,270,007	—	5,270,007
Real Estate Management & Development	—	8,972,120	—	8,972,120
Road & Rail	—	1,989,020	—	1,989,020
Semiconductors & Semiconductor Equipment	—	4,716,265	—	4,716,265
Software	—	5,990,485	—	5,990,485
Specialty Retail	—	5,416,774	—	5,416,774
Technology Hardware, Storage & Peripherals	3,215,156	1,823,355	—	5,038,511
Textiles, Apparel & Luxury Goods	—	2,225,379	—	2,225,379
Tobacco	—	4,588,835	—	4,588,835
Trading Companies & Distributors	—	2,895,165	—	2,895,165
Transportation Infrastructure	—	2,771,303	—	2,771,303
Wireless Telecommunication Services	—	1,449,465	—	1,449,465
Total Common Stocks	$35,703,541	$454,450,679	$—	$490,154,220
Repurchase Agreement	$—	$6,316,631	$—	$6,316,631
Short-Term Investment	152,717	—	—	152,717
Total	$35,856,258	$460,767,310	$—	$496,623,568

Emerging Markets Debt
	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$20,892,081	$—	$20,892,081
Foreign Government Securities	—	68,792,031	—	68,792,031
Forward Foreign Currency Contracts	—	143,552	—	143,552
Swap Contracts*	—	17,968	—	17,968
Short-Term Investment	1,350,968	—	—	1,350,968
Total Assets	$1,350,968	$89,845,632	$—	$91,196,600
Liabilities:
Forward Foreign Currency Contracts	$—	$(132,504)	$—	$(132,504)
Swap Contracts*	—	(71,667)	—	(71,667)
Total Liabilities	$—	$(204,171)	$—	$(204,171)
Total	$1,350,968	$89,641,461	$—	$90,992,429

146

Notes to Financial Statements (Continued)

October 31, 2017

Global Sustainable Equity
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$646,805	$—	$—	$646,805
Auto Components	1,162,746	—	—	1,162,746
Banks	1,712,840	2,538,344	—	4,251,184
Biotechnology	1,184,985	697,328	—	1,882,313
Capital Markets	903,453	—	—	903,453
Chemicals	3,334,857	1,620,848	—	4,955,705
Commercial Services & Supplies	—	465,119	—	465,119
Communications Equipment	1,189,332	—	—	1,189,332
Diversified Telecommunication Services	—	699,855	—	699,855
Electrical Equipment	—	984,289	—	984,289
Energy Equipment & Services	678,336	—	—	678,336
Equity Real Estate Investment Trusts (REITs)	712,343	—	—	712,343
Food & Staples Retailing	1,237,678	—	—	1,237,678
Health Care Providers & Services	1,998,635	—	—	1,998,635
Household Durables	—	751,399	—	751,399
Household Products	724,393	607,827	—	1,332,220
Insurance	2,717,356	2,649,620	—	5,366,976
Internet & Direct Marketing Retail	1,644,657	—	—	1,644,657
IT Services	701,013	—	—	701,013
Life Sciences Tools & Services	761,572	—	—	761,572
Machinery	—	3,205,358	—	3,205,358
Marine	—	486,681	—	486,681
Media	884,691	535,998	—	1,420,689
Oil, Gas & Consumable Fuels	1,764,186	649,140	—	2,413,326
Personal Products	—	2,127,638	—	2,127,638
Pharmaceuticals	2,089,401	286,052	—	2,375,453
Semiconductors & Semiconductor Equipment	2,583,411	—	—	2,583,411
Software	3,049,364	2,803,411	—	5,852,775
Specialty Retail	1,188,833	—	—	1,188,833
Trading Companies & Distributors	—	1,098,693	—	1,098,693
Wireless Telecommunication Services	—	833,443	—	833,443
Total Common Stocks	$32,870,887	$23,041,043	$—	$55,911,930
Repurchase Agreement	$—	$2,176,629	$—	$2,176,629
Short-Term Investment	52,625	—	—	52,625
Total	$32,923,512	$25,217,672	$—	$58,141,184

147

Notes to Financial Statements (Continued)

October 31, 2017

International Small Cap
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$1,267,132	$3,848,621	$—	$5,115,753
Air Freight & Logistics	—	2,154,733	—	2,154,733
Airlines	—	2,305,843	—	2,305,843
Auto Components	—	1,231,959	—	1,231,959
Banks	—	13,255,601	—	13,255,601
Biotechnology	5,751,715	7,260,271	—	13,011,986
Building Products	—	3,117,879	—	3,117,879
Capital Markets	—	17,207,497	—	17,207,497
Chemicals	3,698,833	10,552,237	—	14,251,070
Commercial Services & Supplies	6,278,742	4,572,268	—	10,851,010
Communications Equipment	—	805,977	—	805,977
Construction & Engineering	—	7,295,735	—	7,295,735
Construction Materials	4,431,702	11,668,601	—	16,100,303
Consumer Finance	—	2,026,025	—	2,026,025
Containers & Packaging	—	17,949,874	—	17,949,874
Diversified Financial Services	—	3,675,851	—	3,675,851
Diversified Telecommunication Services	—	5,227,677	—	5,227,677
Electric Utilities	—	8,306,707	—	8,306,707
Electrical Equipment	—	5,426,078	—	5,426,078
Electronic Equipment, Instruments & Components	—	13,208,199	—	13,208,199
Energy Equipment & Services	3,790,888	7,078,780	—	10,869,668
Equity Real Estate Investment Trusts (REITs)	—	14,827,379	—	14,827,379
Food Products	—	22,001,198	—	22,001,198
Health Care Equipment & Supplies	—	15,910,280	—	15,910,280
Hotels, Restaurants & Leisure	3,520,071	15,083,945	—	18,604,016
Household Durables	2,524,070	13,129,446	—	15,653,516
Independent Power and Renewable Electricity Producers	—	2,106,200	—	2,106,200
Industrial Conglomerates	—	3,075,791	—	3,075,791
Insurance	1,227,038	10,021,928	—	11,248,966
Internet & Direct Marketing Retail	243,320	3,689,463	—	3,932,783
Internet Software & Services	—	10,900,977	—	10,900,977
IT Services	2,241,739	16,924,514	—	19,166,253
Life Sciences Tools & Services	—	7,890,174	—	7,890,174
Machinery	—	27,154,600	—	27,154,600
Marine	—	11,087,006	—	11,087,006
Media	—	22,295,843	—	22,295,843
Metals & Mining	3,624,483	10,637,501	—	14,261,984
Multiline Retail	—	12,156,252	—	12,156,252
Multi-Utilities	4,403,397	—	—	4,403,397
Oil, Gas & Consumable Fuels	1,231,750	14,279,406	—	15,511,156
Paper & Forest Products	—	3,491,175	—	3,491,175
Personal Products	—	4,729,017	—	4,729,017
Pharmaceuticals	2,430,999	3,735,363	—	6,166,362
Professional Services	—	8,180,379	—	8,180,379

148

Notes to Financial Statements (Continued)

October 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Real Estate Management & Development	$1,558,569	$22,526,949	$—	$24,085,518
Road & Rail	—	2,669,009	—	2,669,009
Semiconductors & Semiconductor Equipment	—	24,717,464	—	24,717,464
Software	—	9,054,530	—	9,054,530
Specialty Retail	—	16,607,219	—	16,607,219
Technology Hardware, Storage & Peripherals	—	1,878,891	—	1,878,891
Textiles, Apparel & Luxury Goods	—	6,488,490	—	6,488,490
Thrifts & Mortgage Finance	—	3,316,011	—	3,316,011
Trading Companies & Distributors	—	9,053,181	—	9,053,181
Transportation Infrastructure	—	4,576,102	—	4,576,102
Wireless Telecommunication Services	—	3,840,714	—	3,840,714
Total Common Stocks	$48,224,448	$506,212,810	$—	$554,437,258
Exchange Traded Fund	$8,210,834	$—	$—	$8,210,834
Repurchase Agreement	—	16,856,078	—	16,856,078
Rights	476,544	—	—	476,544
Short-Term Investment	407,528	—	—	407,528
Total	$57,319,354	$523,068,888	$—	$580,388,242

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

*	Swap contracts are included in the table at value, with the exception of centrally cleared credit default swap contracts which are included in the table at unrealized appreciation/(depreciation).

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2017, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended October 31, 2017, Global Sustainable Equity held one common stock investment that was categorized as a Level 3 investment which was valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for this investment, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

149

Notes to Financial Statements (Continued)

October 31, 2017

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Global Sustainable Equity

	Common Stocks	Total
Balance as of 10/31/16	$16,305	$16,305
Accrued Accretion/(Amortization)	—	—
Realized Gains (Losses)	—	—
Change in Unrealized Appreciation/Depreciation	(16,305)	(16,305)
Purchases*	—	—
Sales	—	—
Transfers Into Level 3	—	—
Transfers Out of Level 3	—	—
Balance as of 10/31/2017	$—	$—
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 10/31/2017**	$(16,305)	$(16,305)

Amounts designated as “—” are zero or have been rounded to zero.

*	Purchases include all purchases of securities and securities received in corporate actions.
**	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities.”

(b)	Cash Overdraft

As of October 31, 2017, Emerging Markets Debt had an overdrawn foreign currency balance of $147,664 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of

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Notes to Financial Statements (Continued)

October 31, 2017

investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies.” if applicable.

(d)	Options

World Bond has long positions in options on foreign currency futures contracts, which are exchange-traded. Such option investments are utilized to manage currency exposures and/or hedge against movements in the values of the foreign currencies in which the portfolio securities are denominated. The purchase of put options serves as a short hedge. Options on futures contracts are valued at their quoted daily settlement prices and are generally categorized as Level 1 investments within the hierarchy.

Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, and otherwise at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. The Fund uses only American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

A Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If a Fund is unable to affect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options purchased by a Fund) expose a Fund to counterparty risk. To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to earmarking or segregated accounts as a cover could impede

151

Notes to Financial Statements (Continued)

October 31, 2017

portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

World Bond’s purchased options are disclosed in the Statement of Assets and Liabilities under “Investment securities, at value” and in the Statement of Operations under “Net realized gains (losses) from transactions in investment securities” and “Net change in unrealized appreciation/depreciation in the value of investment securities.”

(e)	Swap Contracts

Credit Default Swaps — Strategic Income, World Bond and Emerging Markets Debt entered into credit default swap contracts during the year ended October 31, 2017. Credit default swap contracts are either privately negotiated agreements between a Fund and a counterparty or traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty.

Strategic Income utilized credit default swap contracts to manage broad credit market spread exposure. World Bond has positions in credit default swap contracts to manage broad credit market spread exposure. Emerging Markets Debt used credit default swap contracts to create synthetic long and short exposure to sovereign debt securities. Each Fund segregates liquid assets to cover its obligations under its credit default swap contracts. Upfront premiums received or paid at the beginning of the initiation period are included in the Statement of Assets and Liabilities under “Swap contracts, at value” for OTC swaps and under “Variation margin payable/receivable on centrally cleared credit default swap contracts” for centrally cleared swaps. These upfront premiums are amortized and accredited daily and are recorded as realized gains or losses on the Statement of Operations upon maturity or termination of the credit default swap contract.

As the protection buyer in a credit default swap contract, a Fund pays the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, a Fund is required to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. If a credit event or default (or similar event) occurs, a Fund either (i) receives from the counterparty an amount equal to the notional amount of the swap and the counterparty takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receives from the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

As the protection seller in a credit default swap contract, a Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, a Fund is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, a Fund keeps the stream of payments and would have no payment of obligations.

If a credit event or default (or similar event) occurs, a Fund either (i) pays to the counterparty an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced

152

Notes to Financial Statements (Continued)

October 31, 2017

index, or (ii) pays the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap and the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield securities. Credit indices are traded using credit default swap contracts with standardized terms including a fixed spread and standard maturity dates. An index credit default swap contract references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swap contracts on indices is often less expensive than it would be to buy many issuer-specific credit default swap contracts to achieve a similar effect.

Credit default swap contracts are marked-to-market daily based on valuations from independent pricing services. Credit default swap contracts are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on credit indices and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing a Fund’s investments as of October 31, 2017 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as credit derivatives. In a centrally cleared credit default swap contract, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap contract, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Statement of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared credit default swap contracts. The daily change in valuation of centrally cleared credit default swap contracts is recorded as a receivable or payable for variation margin on centrally cleared credit default swap contracts in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

153

Notes to Financial Statements (Continued)

October 31, 2017

Interest Rate Swaps — Emerging Markets Debt entered into interest rate swap contracts to hedge against investment risks, to manage portfolio duration, to obtain exposure to the investment characteristics of certain bonds or groups of bonds, and/or to otherwise increase returns. Interest rate swap contracts are swaps contracts in which the parties exchange their rights to receive payments on a security or other reference rate. For example, the parties might swap the right to receive floating rate payments for the right to receive fixed rate payments. The Fund has segregated liquid assets to cover its obligations under the interest rate swap contract.

Interest rate swap contracts are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swap contracts may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated. The use of interest rate swap contracts involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the Fund. Interest rate swap contracts also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the Fund’s initial investment. Interest rate swap contracts are marked-to-market daily based on valuations from an independent pricing service. Interest rate swap contracts are generally categorized as Level 2 investments within the hierarchy.

Strategic Income, World Bond and Emerging Markets Debt’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Swap contracts, at value” for OTC swaps and under “Variation margin payable/receivable on centrally cleared interest rate swap contracts” for centrally cleared swaps and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of swap contracts” and “Net change in unrealized appreciation/depreciation in the value of swap contracts.”

(f)	Forward Foreign Currency Contracts

The Funds are subject to foreign currency exchange risk in the normal course of pursuing their objective(s). Global High Yield, Strategic Income, and International Equities, entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. World Bond has positions in forward foreign currency contracts to manage currency exposures and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Emerging Markets Debt entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency, to express a view on a foreign currency vs the U.S. dollar or other foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked-to-market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the

154

Notes to Financial Statements (Continued)

October 31, 2017

time of the forward foreign currency contract matures or by delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Funds’ forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/ (depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts.”

(g)	Futures Contracts

Strategic Income is subject to interest rate risk and World Bond is subject to interest rate and foreign currency exchange risk in the normal course of pursuing their objective(s). Strategic Income and World Bond entered into financial futures contracts (“futures contracts”) to gain exposure to and/or hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

Strategic Income and World Bond’s futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

155

Notes to Financial Statements (Continued)

October 31, 2017

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2017

Global High Yield

Liabilities:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	$(110,276)
Total		$(110,276)

Strategic Income

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	$216,316
Total		$216,316
Liabilities:
Swap Contracts(b)
Credit risk	Unrealized depreciation on centrally cleared credit default swap contracts	$(111,616)
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	(11,334)
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	(95,535)
Total		$(218,485)

World Bond

Assets:	Statement of Assets & Liabilities	Fair Value
Purchased Options
Currency risk	Investment securities, at value	$1,260
Swap Contracts(b)
Credit risk	Unrealized appreciation on centrally cleared credit default swap contracts	28,094
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	379,371
Futures Contracts(a)
Interest rate risk	Unrealized appreciation from futures contracts	165,772
Currency risk	Unrealized appreciation from futures contracts	106,725
Total		$681,222

156

Notes to Financial Statements (Continued)

October 31, 2017

Liabilities:	Statement of Assets & Liabilities	Fair Value
Swap Contracts(b)
Credit risk	Unrealized depreciation on centrally cleared credit default swap contracts	$(20,903)
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	(180,208)
Futures Contracts(a)
Interest rate risk	Unrealized depreciation from futures contracts	(6,679)
Currency risk	Unrealized depreciation from futures contracts	(18,057)
Total		$(225,847)

Emerging Markets Debt

Assets:	Statement of Assets & Liabilities	Fair Value
Swap Contracts(b)
Interest rate risk	Unrealized appreciation on centrally cleared interest rate swap contracts	$17,968
Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	143,552
Total		$161,520
Liabilities:
Swap Contracts(b)
Interest rate risk	Swap contracts, at value	$(31,170)
Interest rate risk	Unrealized depreciation on centrally cleared interest rate swap contracts	(40,497)
Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	(132,504)
Total		$(204,171)
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Swap contracts are included in the table at value, with the exception of centrally cleared credit default swap contracts and centrally cleared interest rate swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared credit default swap contracts and centrally cleared interest rate swap contracts, only the variation margin on swap contracts is reported in the Statement of Assets and Liabilities.

157

Notes to Financial Statements (Continued)

October 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017

Global High Yield

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$(1,875,729)
Total	$(1,875,729)

Strategic Income

Realized Gains (Losses):	Total
Swap Contracts
Credit risk	$(287,647)
Forward Foreign Currency Contracts
Currency risk	(292,716)
Futures Contracts
Interest rate risk	(1,497)
Total	$(581,860)

World Bond

Realized Gains (Losses):	Total
Purchased Options(a)
Currency risk	$(55,383)
Swap Contracts
Credit risk	145,060
Forward Foreign Currency Contracts
Currency risk	(221,516)
Futures Contracts
Equity risk	20,915
Interest rate risk	(4,557)
Currency risk	329,052
Total	$213,571

International Equities

Realized Gains (Losses):	Total
Forward Foreign Currency Contracts
Currency risk	$(536,366)
Total	$(536,366)

158

Notes to Financial Statements (Continued)

October 31, 2017

Emerging Markets Debt

Realized Gains (Losses):	Total
Swap Contracts
Credit risk	$(535,267)
Currency risk	183
Interest rate risk	(133,525)
Forward Foreign Currency Contracts
Currency risk	581,996
Futures Contracts
Interest rate risk	(20,935)
Total	$(107,548)
(a)	Realized gains (losses) from purchased options are included in “Net realized gains (losses) from transactions in investment securities.”

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2017

Global High Yield

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$23,259
Total	$23,259

Strategic Income

Unrealized Appreciation/Depreciation:	Total
Swap Contracts
Credit risk	$(113,374)
Forward Foreign Currency Contracts
Currency risk	1,207
Futures Contracts
Interest rate risk	27,699
Total	$(84,468)

World Bond

Unrealized Appreciation/Depreciation:	Total
Purchased Options(a)
Currency risk	$(12,447)
Swap Contracts
Credit risk	6,964
Forward Foreign Currency Contracts
Currency risk	124,018
Futures Contracts
Interest rate risk	83,588
Currency risk	(149,665)
Total	$52,458

159

Notes to Financial Statements (Continued)

October 31, 2017

International Equities

Unrealized Appreciation/Depreciation:	Total
Forward Foreign Currency Contracts
Currency risk	$(747,727)
Total	$(747,727)

Emerging Markets Debt

Unrealized Appreciation/Depreciation:	Total
Swap Contracts
Credit risk	$(3,053)
Interest rate risk	(53,699)
Forward Foreign Currency Contracts
Currency risk	116,854
Total	$60,102
(a)	Change in unrealized appreciation/depreciation from purchased options is included in “Net change in unrealized appreciation/depreciation in the value of investment securities.”
The following tables provide a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2017:

Global High Yield

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Sold	$22,111,270

Strategic Income

Centrally Cleared Credit Default Swaps:
Average Notional Balance — Buy Protection	$7,403,846

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Sold	$2,495,540

Futures Contracts:
Average Notional Balance Long	$4,331,015
Average Notional Balance Short	$12,339,642

World Bond

Purchased Options:
Average Value Purchased	$14,889
Average number of purchased option contracts	18

Centrally Cleared Credit Default Swaps:
Average Notional Balance — Buy Protection	$6,204,615
Average Notional Balance — Sell Protection	$752,256

160

Notes to Financial Statements (Continued)

October 31, 2017

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$9,118,152
Average Settlement Value Sold	$21,428,383

Futures Contracts:
Average Notional Balance Long	$9,311,439
Average Notional Balance Short	$23,836,822

International Equities

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Sold	$11,560,997

Emerging Markets Debt

Interest Rate Swaps:
Average Notional Balance — Receive Fixed Rate	$2,376,951
Average Notional Balance — Pay Fixed Rate	$9,599,311

Credit Default Swaps:
Average Notional Balance — Buy Protection	$11,105,263
Average Notional Balance — Sell Protection	$5,153,846

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$46,162,823
Average Settlement Value Sold	$32,290,510

Futures Contracts:
Average Notional Balance Long(a)	$4,664,313
(a)	Daily average for the period April 21, 2017 through April 23, 2017.

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution. At October 31, 2017, Strategic Income has entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

161

Notes to Financial Statements (Continued)

October 31, 2017

For financial reporting purposes Global High Yield, Strategic Income, and Emerging Markets Debt do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of Assets and Liabilities.”

The following tables set forth Global High Yield, Strategic Income, World Bond, International Equities, and Emerging Markets Debt’s net exposure by counterparty for forward foreign currency contracts, credit default swap contracts and OTC Interest Rate swap contracts that are subject to enforceable master netting arrangements or similar arrangements as of October 31, 2017:

Global High Yield

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivatives	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivatives
Bank of America NA	Forward Foreign Currency Contracts	$(110,276)	$—	$10,000	$(100,276)
Total		$(110,276)	$—	$10,000	$(100,276)

Amounts designated as “—” are zero.

Strategic Income

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivatives	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivatives
Bank of America NA	Forward Foreign Currency Contracts	$(11,334)	$—	$—	$(11,334)
Total		$(11,334)	$—	$—	$(11,334)

Amounts designated as “—” are zero.

162

Notes to Financial Statements (Continued)

October 31, 2017

World Bond

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Asset Derivatives	Derivatives Available for Offset	Collateral Received (a)	Net Amount of Asset Derivatives
Barclays Bank PLC	Forward Foreign Currency Contracts	$363,849	$(174,466)	$(189,383)	$—
JPMorgan Chase Bank	Forward Foreign Currency Contracts	16,025	(6,892)	—	9,133
Total		$379,874	$(181,358)	$(189,383)	$9,133

Amounts designated as “—” are zero.

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral received was $80,617.

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivatives	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivatives
Barclays Bank PLC	Forward Foreign Currency Contracts	$(174,466)	$174,466	$—	$—
JPMorgan Chase Bank	Forward Foreign Currency Contracts	(6,892)	6,892	—	—
Total		$(181,358)	$181,358	$—	$—

Amounts designated as “—” are zero.

Emerging Markets Debt

Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Asset Derivatives	Derivatives Available for Offset	Collateral Received	Net Amount of Asset Derivatives
Barclays Bank PLC	Forward Foreign Currency Contracts	$49,777	$—	$—	$49,777
Deutsche Bank Securities, Inc.	Forward Foreign Currency Contracts	44,552	(44,552)	—	—
JPMorgan Chase Bank	Forward Foreign Currency Contracts	49,223	(49,223)	—	—
Total		$143,552	$(93,775)	$—	$49,777

Amounts designated as “—” are zero.

163

Notes to Financial Statements (Continued)

October 31, 2017

Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Description	Gross Amounts of Recognized Liability Derivatives	Derivatives Available for Offset	Collateral Pledged	Net Amount of Liability Derivatives
Deutsche Bank Securities, Inc.	Forward Foreign Currency Contracts	$(70,946)	$44,552	$—	$(26,394)
	Swap Contracts	(31,170)	—	—	(31,170)
	Total Deutsche Bank Securities, Inc.	(102,116)	44,552	—	(57,564)
HSBC Bank PLC	Forward Foreign Currency Contracts	(12,192)	—		(12,192)
JPMorgan Chase Bank	Forward Foreign Currency Contracts	(49,366)	49,223	—	(143)
Total		$(163,674)	$93,775	$—	$(69,899)

Amounts designated as “—” are zero.

(h)	Unfunded Commitments

Each Fund may enter into commitments to buy and sell investments including commitments to buy Loan Participations to settle on future dates as part of its normal investment activities. Commitments are generally traded and priced as part of a related Loan Participations. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported on the Statement of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

For the year ended October 31, 2017, Global High Yield and Strategic Income had the following loan commitments in which all or a portion of the commitments were unfunded which could be extended at the option of the borrower.

Global High Yield

			Unfunded Commitment		Funded Commitment		Total Commitment
Security Description	Maturity Date	Rate	Par Amount	Value	Par Amount	Value	Par Amount	Value
Itron, Inc., Bridge Term Loan(a)	9/17/2018	0.00%	$1,785,000	$1,785,000	$—	$—	$1,785,000	$1,785,000

Strategic Income

			Unfunded Commitment		Funded Commitment		Total Commitment
Security Description	Maturity Date	Rate	Par Amount	Value	Par Amount	Value	Par Amount	Value
Itron, Inc., Bridge Term Loan(a)	9/17/2018	0.00%	$370,000	$370,000	$—	$—	$370,000	$370,000

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Fair valued security.

164

Notes to Financial Statements (Continued)

October 31, 2017

(i)	Securities Lending

During the year ended October 31, 2017, Global High Yield, Strategic Income, Emerging Markets Equity, International Equities, Global Sustainable Equity and International Small Cap entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends or interest while on loan, in lieu of income which is included as “Dividend income” or “Interest income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2017, which were comprised of cash, were as follows:

Fund	Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Global High Yield	$6,707,133
Strategic Income	677,034
World Bond	—
Emerging Markets Equity	—
International Equities	6,469,348
Emerging Markets Debt	—
Global Sustainable Equity	2,229,254
International Small Cap	17,263,606

Amounts designated as “—” are zero.

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral

165

Notes to Financial Statements (Continued)

October 31, 2017

received is generally invested in joint repurchase agreements and/or the Fidelity Investments Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2017, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

At October 31, 2017, World Bond, Emerging Markets Equity and Emerging Markets Debt did not have any portfolio securities on loan.

(j)	Joint Repurchase Agreements

During the year ended October 31, 2017, Global High Yield, Strategic Income, Emerging Markets Equity, International Equities, Global Sustainable Equity and International Small Cap, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2017, the joint repo on a gross basis was as follows: Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/01/2017, repurchase price $243,106,888, collateralized by U.S. Treasury Notes, ranging from 1.88%—2.25%, maturing 1/31/2022—2/15/2027; total market value $247,962,381.

166

Notes to Financial Statements (Continued)

October 31, 2017

At October 31, 2017, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Global High Yield	Royal Bank of Canada	$6,548,803	$—	$6,548,803	$(6,548,803)	$—
Strategic Income	Royal Bank of Canada	661,052	—	661,052	(661,052)	—
International Equities	Royal Bank of Canada	6,316,631	—	6,316,631	(6,316,631)	—
Global Sustainable Equity	Royal Bank of Canada	2,176,629	—	2,176,629	(2,176,629)	—
International Small Cap	Royal Bank of Canada	16,856,078	—	16,856,078	(16,856,078)	—

Amounts designated as “—” are zero.

*	At October 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

At October 31, 2017, World Bond, Emerging Markets Equity and Emerging Markets Debt did not invest in any repurchase agreements.

(k)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.

(l)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly for Global High Yield, Strategic Income, World Bond, and Emerging Markets Debt, and are declared and paid quarterly for Emerging Markets Equity, International Equities, Global Sustainable Equity and

167

Notes to Financial Statements (Continued)

October 31, 2017

International Small Cap. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2017 are primarily attributable to foreign currency gains or losses, investments in perpetual bonds, treatment of notional principle contracts, redesignation of distributions, non-deductible expenses, investments in passive foreign investments companies (“PFICs”), and expiration of capital loss carryforwards. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

Reclassifications for the year ended October 31, 2017 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Global High Yield	$(1)	$(553,397)	$553,398
Strategic Income	(56)	(208,188)	208,244
World Bond	(22,435)	(45,710)	68,145
Emerging Markets Equity	—	121,997	(121,997)
International Equities	(21,266,768)	(459,209)	21,725,977
Emerging Markets Debt	(16,156)	437,585	(421,429)
Global Sustainable Equity	(5,660,060)	(3,817)	5,663,877
International Small Cap	(38,771)	639,890	(601,119)

Amount designated as “—” is zero or has been rounded to zero.

(m)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

168

Notes to Financial Statements (Continued)

October 31, 2017

The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(n)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each the Funds as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

As of October 31, 2017, the subadviser for each Fund is as follows:

Fund	Subadviser
Global High Yield	Amundi Smith Breeden, LLC (“Amundi”)
Strategic Income	Amundi
World Bond	Amundi
Emerging Markets Equity	Bailard, Inc. (“Bailard”)
International Equities	Bailard
Emerging Markets Debt	Standard Life Investments (Corporate Funds) Limited
Global Sustainable Equity	UBS Asset Management (Americas) Inc.
International Small Cap	Wellington Management Company LLP

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2017, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Global High Yield	All Assets	0.64%
Strategic Income	All Assets	0.56%
World Bond	All Assets	0.54%
Emerging Markets Equity	$0 up to $200 million	1.00%
	$200 million and more	0.97%
International Equities	$0 up to $1 billion	0.75%
	$1 billion and more	0.70%
Emerging Markets Debt	All Assets	0.70%
Global Sustainable Equity	$0 up to $250 million	0.75%
	$250 million up to $500 million	0.70%
	$500 million up to $1 billion	0.68%
	$1 billion and more	0.65%
International Small Cap	$0 up to $500 million	0.95%
	$500 million up to $1 billion	0.925%
	$1 billion and more	0.90%

169

Notes to Financial Statements (Continued)

October 31, 2017

For the year ended October 31, 2017, the effective advisory fee rates were as follows:

	Effective Advisory Fee Rate Before Contractual* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Contractual* Fee Waivers and Expense Reimbursements
Global High Yield	0.64%	0.54%
Strategic Income	0.56	0.00
World Bond	0.54	0.00
Emerging Markets Equity	1.00	0.90
International Equities	0.75	0.75
Emerging Markets Debt	0.70	0.62
Global Sustainable Equity	0.75	0.51
International Small Cap	0.94	0.91

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding the amounts listed in the table below until February 28, 2018.

Fund	Classes	Amount (annual rate)
Global High Yield	All Classes	0.70%
Strategic Income	All Classes	0.67
World Bond	All Classes	0.65
Emerging Markets Equity	All Classes	1.10
International Equities	All Classes	1.10
Emerging Markets Debt	All Classes	0.90
Global Sustainable Equity	All Classes	0.95
International Small Cap	All Classes	0.99

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

170

Notes to Financial Statements (Continued)

October 31, 2017

As of October 31, 2017, the cumulative potential reimbursements for the Funds, listed by the period in which NFA waived fees or reimbursed expenses to the Funds are:

Fund	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount		Period Ended October 31, 2017 Amount		Total
Global High Yield	N/A	$226,482	(a)	$154,808		$381,290
Strategic Income	N/A	254,322	(a)	172,109		426,431
World Bond	N/A	60,227	(b)	251,158		311,385
Emerging Markets Equity	$186,838	155,581		144,942		487,361
International Equities(c)	N/A	—		—		—
Emerging Markets Debt	N/A	105,658	(d)	73,719		179,377
Global Sustainable Equity	121,423	141,304		128,621		391,348
International Small Cap	N/A	N/A		160,480	(e)	160,480

N/A—Not Applicable.

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016.
(b)	For the period from September 16, 2016 (commencement of operations) through October 31, 2016.
(c)	NFA has agreed with the Board of Trustees, NFA will not seek recoupment of fees waived prior to April 1, 2016.
(d)	For the period from March 1, 2016 (commencement of operations) through October 31, 2016.
(e)	For the period from December 29, 2016 (commencement of operations) through October 31, 2017.

During the year ended October 31, 2017, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2017, NFM earned $907,551 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

171

Notes to Financial Statements (Continued)

October 31, 2017

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended October 31, 2017, the Funds’ aggregate portion of such costs amounted to $5,968.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as follows:

●	0.25% of the average daily net assets of Class A shares of each Fund (distribution or service fee)
●	1.00% of the average daily net assets of Class C shares of each Fund (0.75% of which may be a distribution fee and 0.25% service fee)

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Emerging Markets Equity, International Equities, Global Sustainable Equity and International Small Cap Class A sales charges range from 0.00% to 5.75%, and Global High Yield, Strategic Income, World Bond and Emerging Markets Debt Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2017, the Funds imposed front-end sales charges of $179,730. From these fees, NFD retained a portion amounting to $24,920.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions, and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 1.00% for Emerging Markets Equity, International Equities, Global Sustainable Equity and International Small Cap. Applicable Class A CDSCs are 0.75% for Global High Yield, Strategic Income, World Bond and Emerging Markets Debt. Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2017, the Funds did not impose any CDSCs.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and

172

Notes to Financial Statements (Continued)

October 31, 2017

redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class C, and Institutional Service Class shares of each of the Funds.

For the year ended October 31, 2017, the effective rates for administrative services fees were as follows:

Fund	Class A	Class C	Institutional Service Class
Global High Yield	0.01%	0.00%	0.00%
Strategic Income	0.01	0.01	0.00
World Bond	0.05	0.07	0.07
Emerging Markets Equity	0.06	0.05	0.11
International Equities	0.11	0.12	0.12
Emerging Markets Debt	0.00	0.00	0.00
Global Sustainable Equity	0.17	0.18	0.11
International Small Cap	0.15	N/A	0.09

N/A—Not Applicable

For the year ended October 31, 2017, each Fund’s total administrative servicing fees were as follows:

Fund	Amount
Global High Yield	$41
Strategic Income	24
World Bond	205
Emerging Markets Equity	683
International Equities	86,823
Emerging Markets Debt	—
Global Sustainable Equity	79,105
International Small Cap	48

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2017, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Global High Yield	99.01%
Strategic Income	98.71
World Bond	—
Emerging Markets Equity	74.50
International Equities	—
Emerging Markets Debt	99.92
Global Sustainable Equity	—
International Small Cap	99.99

Amounts designated as “—” are zero or have been rounded to zero.

173

Notes to Financial Statements (Continued)

October 31, 2017

4. Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the year ended October 31, 2017, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2017, none of the Funds engaged in interfund lending.

5. Investment Transactions

For the year ended October 31, 2017, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Global High Yield	$186,727,086	$212,243,682
Strategic Income	55,466,928	54,499,951
World Bond	22,069,674	19,017,437
Emerging Markets Equity	142,948,531	127,731,034
International Equities	455,037,641	393,561,329
Emerging Markets Debt	96,478,039	101,679,410
Global Sustainable Equity	20,056,771	26,610,856
International Small Cap	834,819,625	382,408,868

*	Includes purchases and sales of long-term U.S. Government securities, if any.

174

Notes to Financial Statements (Continued)

October 31, 2017

For the year ended October 31, 2017, purchases and sales of U.S. Government securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
World Bond	$12,922,582	$11,936,802
Emerging Markets Debt	10,683,674	10,687,257

6. Portfolio Investment Risks

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

175

Notes to Financial Statements (Continued)

October 31, 2017

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of

176

Notes to Financial Statements (Continued)

October 31, 2017

principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

7. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

177

Notes to Financial Statements (Continued)

October 31, 2017

8. New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Funds’ financial statements for the year ended October 31, 2017.

9. Other

As of October 31, 2017, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Global High Yield	98.93%	5	(a)
Strategic Income	98.71	1	(a)
World Bond	99.84	1
Emerging Markets Equity	93.19	4	(a)
International Equities	37.45	2
Emerging Markets Debt	86.80	3	(a)
Global Sustainable Equity	51.67	1
International Small Cap	74.35	5	(a)

(a)	All or a portion of the accounts are the accounts of affiliated funds.

10. Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. During the year ended October 31, 2017, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
International Small Cap	$191

178

Notes to Financial Statements (Continued)

October 31, 2017

11. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Global High Yield	$11,258,666	$—	$11,258,666	$—	$11,258,666
Strategic Income	2,050,802	—	2,050,802	—	2,050,802
World Bond	1,270,081	486,120	1,756,201	48,850	1,805,051
Emerging Markets Equity	2,354,467	—	2,354,467	—	2,354,467
International Equities	10,046,696	—	10,046,696	—	10,046,696
Emerging Markets Debt	8,847,210	—	8,847,210	—	8,847,210
Global Sustainable Equity	679,645	—	679,645	—	679,645
International Small Cap(a)	—	—	—	—	—

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.
(a)	For the period from December 30, 2016 (commencement of operations) through October 31, 2017.

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Global High Yield(a)	$8,535,316	$—	$8,535,316	$—	$8,535,316
Strategic Income(a)	1,135,333	—	1,135,333	—	1,135,333
World Bond(b)	12,566	—	12,566	—	12,566
Emerging Markets Equity	1,240,997	—	1,240,997	—	1,240,997
International Equities	7,581,458	—	7,581,458	—	7,581,458
Emerging Markets Debt(c)	2,896,886	—	2,896,886	—	2,896,886
Global Sustainable Equity	544,590	—	544,590	—	544,590

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.
(a)	For the period from November 3, 2015 (commencement of operations) through October 31, 2016.
(b)	For the period from September 16, 2016 (commencement of operations) through October 31, 2016.
(c)	For the period from March 1, 2016 (commencement of operations) through October 31, 2016.

179

Notes to Financial Statements (Continued)

October 31, 2017

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings (Deficit)
Global High Yield	$3,131,389	$3,794,723	$6,926,112	$—	$—	$3,634,744	$10,560,856
Strategic Income	703,155	440,316	1,143,471	—	—	726,330	1,869,801
World Bond	—	—	—	—	—	175,564	175,564
Emerging Markets Equity	2,675,521	—	2,675,521	—	(20,493,334)	32,080,264	14,262,451
International Equities	6,647,180	—	6,647,180	—	(2,469,199)	78,299,348	82,477,329
Emerging Markets Debt	1,829,855	1,178,171	3,008,026	—	—	2,302,342	5,310,368
Global Sustainable Equity	114,954	—	114,954	—	—	9,678,788	9,793,742
International Small Cap	54,528,224	—	54,528,224	—	—	60,295,383	114,823,607

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

Amounts designated as “—” are zero or have rounded to zero.

As of October 31, 2017, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global High Yield	$144,811,025	$3,715,128	$(107,562)	$3,607,566
Strategic Income	28,204,778	1,050,582	(224,886)	825,696
World Bond	35,995,340	711,760	(324,481)	387,279
Emerging Markets Equity	127,684,252	35,340,226	(3,261,264)	32,078,962
International Equities	418,322,793	85,360,893	(7,060,118)	78,300,775
Emerging Markets Debt	88,225,140	2,972,590	(205,571)	2,767,019
Global Sustainable Equity	48,461,787	11,999,087	(2,319,690)	9,679,397
International Small Cap	520,001,438	75,306,098	(14,919,294)	60,386,804

As of October 31, 2017, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

180

Notes to Financial Statements (Continued)

October 31, 2017

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
Emerging Markets Equity*	$20,493,334	Unlimited
International Equities	2,469,199	Unlimited

*	A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the year ended October 31, 2017, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
Emerging Markets Equity	$8,355,607	$—
International Equities	23,179,279	21,266,768
Global Sustainable Equity	4,866,131	5,660,061

Amount designated as “—” is zero or has rounded to zero.

12.  Subsequent Events

The majority shareholder of World Bond requested to fully redeem from the Fund and it was decided to liquidate the Fund to fulfill the redemption request. World Bond was fully redeemed on or about December 13, 2017 (the “Redemption Date”). Until the Redemption Date, World Bond was permitted to depart from its stated investment objective and strategies and hold cash and cash equivalent positions as a temporary defensive measure to preserve value. In anticipation of World Bond’s full redemption, World Bond began to sell its portfolio holdings in exchange for cash, U.S. Government securities and/or other short-term debt instruments. Effective November 15, 2017 (“Effective Date”), new account requests, exchanges into World Bond and purchase orders for World Bond shares were no longer permitted (other than those purchase orders received through dividend reinvestment or purchase orders from qualified retirements plans or their participants who were existing shareholders as of the Effective Date).

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

181

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of the Nationwide Amundi Global High Yield Fund, Nationwide Amundi Strategic Income Fund, Nationwide Amundi World Bond Fund, Nationwide Bailard Emerging Markets Equity Fund, Nationwide Bailard International Equities Fund, Nationwide Emerging Markets Debt Fund, Nationwide Global Sustainable Equity Fund (formerly Nationwide Global Equity Fund) and Nationwide International Small Cap Fund

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Amundi Global High Yield Fund, Nationwide Amundi Strategic Income Fund, Nationwide Amundi World Bond Fund, Nationwide Bailard Emerging Markets Equity Fund, Nationwide Bailard International Equities Fund, Nationwide Emerging Markets Debt Fund, Nationwide Global Sustainable Equity Fund (formerly Nationwide Global Equity Fund) and Nationwide International Small Cap Fund (eight series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) as of October 31, 2017, the results of operations for the year then ended, the changes in net assets and the financial highlights for the year then ended and for the period November 3, 2015 (commencement of operations) through October 31, 2016 for Nationwide Amundi Global High Yield Fund and Nationwide Amundi Strategic Income Fund, the results of operations for the year then ended, the changes in net assets and the financial highlights for the year then ended and for the period September 16, 2016 (commencement of operations) through October 31, 2016 for Nationwide Amundi World Bond Fund, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for Nationwide Bailard Emerging Markets Equity Fund and Nationwide Global Sustainable Equity Fund, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, for the period August 1, 2014 through October 31, 2014 and for the year ended July 31, 2014 for Nationwide Bailard International Equities Fund, the results of operations for the year then ended, the changes in net assets and the financial highlights for the year then ended and for the period March 1, 2016 (commencement of operations) through October 31, 2016 for Nationwide Emerging Markets Debt Fund, the results of operations, the changes in net assets and the financial highlights for the period December 30, 2016 (commencement of operations) through October 31, 2017 for Nationwide International Small Cap Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinions.

The financial statements of Nationwide Bailard International Equities Fund, as of and for the year ended July 31, 2013 and the financial highlights for each of the periods ended on or prior to July 31, 2013 (not presented herein, other than the financial highlights) were audited by other auditors

182

Report of Independent Registered Public Accounting Firm (Continued)

whose report dated September 25, 2013 expressed an unqualified opinion on those financial statements and financial highlights.

Subsequent Event

As discussed in Note 12 to the financial statements, the majority shareholder of the Nationwide Amundi World Bond Fund requested to fully redeem from the fund and management decided to liquidate the fund to fulfill the redemption request. The Nationwide Amundi World Bond Fund was fully redeemed on or about December 13, 2017.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2017

183

Supplemental Information

October 31, 2017

Nationwide International Small Cap Fund — Initial Approval of Advisory Agreements

Summary of Factors Considered by the Board

At the December 6-7, 2016 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide International Small Cap Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Wellington Management Company LLP (“Wellington”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to the Fund and Wellington in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the Advisory Agreements.

In making their determinations, the Trustees took into account information provided to them as to Wellington, including information relating to Wellington’s investment strategy and process. The Trustees also considered the experience of the investment personnel of Wellington that would be managing the Fund. The Trustees considered information concerning the past performance record of Wellington managing investment strategies comparable to the strategy it would use in managing the Fund’s assets. The Trustees considered the services proposed to be provided by NFA to the Fund and its process for selecting and overseeing subadvisers, and the basis on which NFA determined to propose Wellington to serve as subadviser to the Fund.

The Board considered the advisory fee NFA proposed for the Fund. The Board noted NFA’s statement that NFA had created a customized peer group for comparison, comprised of all of the stand-alone funds (i.e., all funds other than funds-of-funds) in the Lipper International Small/Mid-Cap Core category, and considered comparative information for the proposed advisory fee in relation to that peer group. The Board considered that NFA had agreed to an initial expense cap for the Fund and that after giving effect to the cap, the Fund’s total expense ratio would be 0.99%, which is at the 20th percentile of the customized peer group. The Board also considered that the non-compensatory terms of the Advisory Agreements are substantially similar in all material respects to the terms of advisory and subadvisory agreements that the Trust currently has in place for other Nationwide Funds.

The Board considered that the Fund’s proposed fee schedules to each of the Advisory Agreements included breakpoints, which would reduce the advisory and subadvisory fees as the Fund’s assets grow in excess of the same specified levels.

The Board determined to defer any review of potential fallout benefits of the Advisory Agreements to NFA and Wellington, if any, until the Fund had been in operation for a reasonable period of time. No information was presented to the Board regarding the expected profitability of the Advisory Agreements.

Based on these and other considerations, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, determined that the services to be provided by NFA and Wellington and the fees to be paid to NFA and Wellington each appeared on the basis of the information presented to be acceptable, and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

184

Supplemental Information (Continued)

October 31, 2017 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2017 Form 1099-DIV.

For the taxable year ended October 31, 2017, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
World Bond	0.01%
Emerging Markets	0.04%
International Equities	0.02%
Global Sustainable Equity	66.55%

The Fund designated the following amount, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
World Bond Fund	$486,120

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2017, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
Emerging Markets Equity	$5,429,971	$0.3699
International Equities	14,323,665	0.2544
Emerging Markets Debt	7,028,779	0.7762
International Small Cap	9,745,159	0.2169

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2017, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
Emerging Markets Equity	$623,552	$0.0425
International Equities	1,189,506	0.0211
Emerging Markets Debt	57,918	0.0064
International Small Cap	844,243	0.0188

185

Management Information

October 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 53 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	113

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	113

186

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	113

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	113

187

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

188

Management Information (Continued)

October 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	113
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

189

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

190

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that measures the performance of U.S. dollar-denominated tax-exempt bonds with maturities of seven years, including state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays Global Aggregate Bond Index (hedged to USD): An unmanaged index that measures global investment-grade debt, including Treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers, with a remaining maturity of at least one year. Performance is calculated and hedged in U.S. dollars.

Bloomberg Barclays U.S. Municipal Bond Index: An unmanaged index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds, serves as a broad market performance index for the tax exempt bond market.

Bloomberg Barclays U.S. Government/Credit 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency) with maturities of one year or more); generally representative of the bond market as a whole.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury with a remaining maturity of at least one year; a subset of the Global Inflation-Linked Index (Series-L).

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill). ©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

ICE BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

191

Market Index Definitions (cont.)

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

ICE BofAML US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated corporate bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

192

Market Index Definitions (cont.)

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe; includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

193

Market Index Definitions (cont.)

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

194

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities their principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up process: A method of investing that involves the selection of equity securities based on their individual attributes regardless of broader national or economic factors.

Common stock: Securities representing shares of ownership in a corporation.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Frontier market countries typically are emerging market countries that are considered to be among the smallest, least mature and least liquid.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

195

Glossary (cont.)

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and the securities’ principal at maturity.

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for cash the values of contracts based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give holders the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

196

Glossary (cont.)

Repurchase agreement: An agreement under which a fund enters into a contract with a broker-dealer or a bank for the purchase of securities, and in return the broker-dealer or bank agrees to repurchase the same securities at a specified date and price.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., the securities are priced at less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

197

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2017

AR-INT  (12/17)

Annual Report

October 31, 2017

Nationwide Mutual Funds

Index Funds

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Nationwide Funds®

Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.

Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities in this report.

This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.

Statement Regarding Availability of Quarterly Portfolio Holdings.

The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Government Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the SEC’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust also makes this information available to investors on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the SEC’s website at http://www.sec.gov.

Message to Investors

October 31, 2017

Dear Investor,

During the annual period ended October 31, 2017, investor attention was focused largely on corporate and economic fundamentals, which continue to improve and helped the S&P 500® Index deliver positive returns in every month during the period and 23.63% overall. Earnings have strengthened and economic growth has picked up, both domestically and overseas.

While the U.S. economic expansion is now in its ninth year and therefore in a late-stage maturation period of the business cycle, many developed and emerging market economies are in earlier stages of the cycle and have more potential for growth. In fact, developed market stocks rose strongly last quarter and are on track for their best year since 2009.

Tax reform continues to make headlines and capture investor attention. Although there still might be a ways to go and some pundits are generally less optimistic than investors on the prospects for tax cuts, a reduction in the effective tax rate could boost corporate earnings and potentially lift stock prices further.

After the reporting period, we were excited to announce new subadvisers for eight Nationwide Funds that were previously managed by HighMark Capital Management, Inc., which is exiting the subadvisory business. These new subadvisers bring compelling investment processes and expertise that we hope will help fulfill investor expectations.

Finding the best subadvisers to manage our funds is what we do best. We have the relationships across the industry to partner with market-leading investment experts, and we believe these new subadvisers will provide great value and quality results for our investors.

Nationwide continues to focus on a consistent, long-term approach to investing and encourages all investors to do the same. The best way to reach your financial goals is to adhere to a disciplined investment strategy, stay informed, and have regular conversations with your financial advisor.

At Nationwide, we are confident in our ability to help investors navigate the markets, both domestic and global, and are committed to helping them make informed investment decisions.

As always, we appreciate your continued trust and thank you for investing in Nationwide Funds.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Economic Review

During the annual reporting period ended October 31, 2017, equity markets rallied; returns were driven by an improving economic and earnings environment teamed with optimism for pro-growth policies put forth by the new U.S. presidential administration. Fixed-income returns, however, were mixed on higher long-term rates and narrowing credit spreads. Domestic equities were quite strong, with the S&P 500® Index (S&P 500) returning 23.63% for the reporting period and establishing monthly closing highs in 11 of the 12 months. International markets also rallied on a strong economic rebound, improving earnings and fading fears of political instability. The MSCI EAFE® Index (MSCI EAFE) returned 23.44% for the period, while the MSCI Emerging Markets® Index surpassed that with 26.45%.

In the United States, equity markets showed consistent and stable growth throughout the period, driven by a supportive economic backdrop, accelerating earnings growth and hopes for tax reform. Gross domestic product (GDP) growth improved overall throughout the period, with 1.8% in the fourth calendar quarter of 2016, 1.2% in the first quarter of 2017, 3.1% in the second quarter and 3.0% in the third quarter. The latter half of the reporting period marked the first consecutive quarters since 2014 with 3% growth. Expectations are for moderating GDP growth, with consensus estimates for 2.7%, 2.1% and 2.2% in the next three quarters. Corporate profits served as a key driver to equity returns, with S&P 500 earnings growth of 5%, 14%, 11% and 6%, respectively, for the quarters of the period. Expectations are for continued growth, with estimates of 10% for each of the next three quarters.

The Federal Reserve (the Fed) slightly accelerated its pace for federal funds rate increases, moving to raise rates by 0.25% in December 2016 as well as March and June of 2017. Inflation is moving toward the Fed’s 2% target, economic growth remains strong, and fears of global deflation have moderated, allowing the Federal Open Market Committee (FOMC) to target an additional hike in December of 2017 and three additional hikes in 2018. Long-term interest rates were volatile during the period, spiking initially in anticipation of inflation driven by the pro-growth initiatives of the Trump

administration. Rates moderated between inauguration day (January 20, 2017) and August, before moving higher in the latter part of the period.

The S&P 500 ended the annual reporting period near its all-time high, showing a positive return in each of the 12 months.

Entering the reporting period, the S&P 500 had experienced a near four-month stretch of weakness during the summer and early fall of 2016, as investors were unwilling to commit ahead of the U.S. presidential election. Immediately following the election, investors aggressively bought equities, in light of broad optimism that the priorities expressed by the Trump administration would result in growth. In addition, with the end of the election, investors were able to focus their attention on what was an improving economic and profits picture.

Returns for the S&P 500 were positive in each of the 12 months of the period; the highest return was 4.0% in February 2017, and the lowest was 0.1% in March. The best-performing sectors were technology, financials and industrials, while the weakest were telecommunications, energy and consumer staples. Small-capitalization stocks substantially outperformed large, while growth outperformed value.

U.S. economic activity remains relatively supportive for equity market returns.

International stocks performed largely in line with U.S. stocks during the reporting period, recovering from an extended time of underperformance in recent years. Between 2010 and mid-2016, the MSCI EAFE outperformed the S&P 500 in only six of the 26 quarters. Since then, the MSCI EAFE has outperformed in five of the past six quarters. With news about Brexit and worries stabilizing in regard to the populist wave in Europe, investors turned their focus to the

2

Economic Review (cont.)

acceleration in economic data and corporate profits. Foreign central banks continued to be aggressively stimulative, in contrast to the Fed’s tightening policy.

Performance in fixed-income markets was mixed during the reporting period, as rising interest rates on the short and long ends of the yield curve offset the benefit of tightening credit spreads. The 10-year Treasury yield rose from 1.82% to 2.37%, though it was lower than the high of 2.62% seen in mid-March 2017. Short- and long-term rates rose roughly in line, with the spread between 10-year and 2-year Treasury bonds narrowing by 0.2%.

Index	Annual Total Return (as of October 31, 2017)
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond	0.67%
Bloomberg Barclays U.S. 10-20 Year Treasury Bond	-1.76%
Bloomberg Barclays Emerging Markets USD Aggregate Bond	5.78%
Bloomberg Barclays Municipal Bond	2.19%
Bloomberg Barclays U.S. Aggregate Bond	0.90%
Bloomberg Barclays U.S. Corporate High Yield	8.92%
MSCI EAFE®	23.44%
MSCI Emerging Markets®	26.45%
MSCI World ex USA	22.74%
Russell 1000® Growth	29.71%
Russell 1000® Value	17.78%
Russell 2000®	27.85%
S&P 500®	23.63%

Source: Morningstar

3

Fund Commentary	Nationwide Bond Index Fund

For the annual period ended October 31, 2017, the Nationwide Bond Index Fund (Class R6) returned 0.58% versus 0.90% for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 262 funds as of October 31, 2017) was 3.16% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Fixed income market recap

News during the fourth quarter of 2016 was dominated by the U.S. election outcome, the Federal Reserve hike (and shifting to a slightly more hawkish tone) and the OPEC agreement to cut oil output for the first time in eight years. Donald Trump had a resounding victory in the U.S. election resulting in a clean sweep of both houses of Congress. The yield curve steepening and reflation move that had started in the middle of September was propelled further as a result of this victory—with the view that fiscal spending, tax cuts, immigration policies, etc. would all lead to higher inflation, higher rates and steeper yield curves. Following the Fed decision, the U.S. yield curve decoupled from global yield curves and flattened quite significantly. Despite the dollar’s strength and the 10-year Treasury’s breaking through the important 2.5% level, emerging markets recovered after a very weak November and did well in December. The 10-year Treasury closed December at 2.45%.

The Bloomberg Barclays U.S. Aggregate Bond Index posted a return of 0.82% during the first quarter of 2017. As widely expected, the Federal Open Market Committee (FOMC) met on March 15 and increased the federal funds rate by 25 basis points (bps). The market reacted not to the rise in rates, which was 100% priced in, but to the lack of any accompanying hawkishness (in particular, the lack of increase in the 2017 and 2018 “dots,” which many had expected would show a chance of four rate hikes in 2017 and something more than the previous three hikes for 2018). For the first time in over a year, Fed Chair

Janet Yellen’s prepared remarks contained no reference to the “asymmetric risks” facing policymakers near the zero lower bound. In Chair Yellen’s press conference, she leaned on the mediate three hike pace in 2017 and reinforced the message of “gradual.” The balance sheet was mentioned in both Chair Yellen’s prepared remarks and Q&A. She said that “a number of issues” related to an eventual change in reinvestment policy was discussed. That implies more than cursory conversation, and that the FOMC is starting to discuss what are a number of important “issues” on the balance sheet that would need to be evaluated, and then at some point decisions made, such as what size, before they could change the balance sheet policy. The Chair also echoed FRB of New York President William Dudley, who himself had moved a little further away from saying a change in balance sheet policy would not come until the funds rate had reached some threshold.

In the second quarter of 2017, the major themes affecting markets were ongoing political risk, the continuation of the synchronization in the global economic recovery and the specter of potentially tighter monetary policy across a number of regions. Treasury yields moved lower over the quarter as optimism over Trumpflation faded, and increasing geopolitical risk, particularly with the Korean peninsula, as well as broadly weaker economic data caused the Treasury market to rally as reflation bets unwound. The U.S. 10-year Treasury fell by 8 bps to close at 1.35, while the 30-year Treasury fell 18 bps to 2.83%. Domestically, political turmoil continued over the quarter, which culminated in President Trump’s firing of FBI director James Comey on May 9. The ongoing turmoil threatens to reduce focus and the ability to drive consensus around priorities such as meaningful tax reform.

In the third quarter of 2017, U.S. Treasury yields trended generally lower throughout the quarter to reach a low on September 7 as investors flocked to safe-haven assets on the back of ongoing geopolitical uncertainty about the Korean peninsula. The yield on 10-year debt dropped to its lowest level since the U.S. presidential election last year. Following a move

4

Fund Commentary	Nationwide Bond Index Fund

higher in the Fed’s preferred inflation metric and President Trump’s putative tax plans, the remainder of September saw a rebound with yields on the 10-year and 30-year finishing just 3 bps higher than where they started the quarter, at 2.33% and 2.86%, respectively.

In October, the U.S. 10-year Treasury sold off to hit its highest point in over seven months on October 26, with 2.46%, before rallying to finish at 2.38%, up 5 bps on the month. The yield curve experienced significant bear flattening, with the spread between 2-year and 10-year yields reaching lows not seen since before the financial crisis, as the market began to price in the risk of a hawkish candidate for Fed chairperson and an increased probability of tax reform following Senate approval of the 2018 budget resolution. Budgetary approval should help the Republican Party push through its proposed $1.5 trillion tax-cut package without the need for Democratic support. The economic picture was mixed but largely positive with strong retail sales, consumer confidence hitting a 17-year high and the purchasing managers’ indexes in expansionary mode. Less positively, core inflation was weak and employment down. Headline retail sales data jumped 1.6% month-on-month in September as gasoline and vehicle sales, reflecting replacement demand, surged in the wake of Hurricane Harvey.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Karen Uyehara

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in fixed-income securities, including high-yield bonds (which are more volatile). These risks include default risk and interest rate risk (if interest rates go up, bond prices go down, and if interest rates go down, bond prices go up). The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

5

Fund Overview	Nationwide Bond Index Fund

Asset Allocation†

U.S. Treasury Obligations	36.9%
Mortgage-Backed Securities	28.0%
Corporate Bonds	26.7%
Short-Term Investments	8.7%
Commercial Mortgage-Backed Securities	1.9%
U.S. Government Agency Securities	1.7%
Foreign Government Securities	1.5%
Supranational	1.4%
Municipal Bonds	0.6%
Asset-Backed Securities	0.5%
Repurchase Agreement	0.2%
Liabilities in excess of other assets††	(8.1)%
100.0%

Top Industries†††

Banks	4.3%
Oil, Gas & Consumable Fuels	2.2%
Capital Markets	1.4%
Electric Utilities	1.1%
Diversified Telecommunication Services	1.1%
Media	1.0%
Pharmaceuticals	0.9%
Beverages	0.9%
Consumer Finance	0.8%
Insurance	0.8%
Other Industries*	85.5%
100.0%

Top Holdings†††

Fidelity Investments Money Market Prime Money Market Portfolio — Institutional Class	8.0%
GNMA TBA, 3.00%, 2/20/2045	1.7%
FNMA TBA, 3.00%, 11/25/2047	1.7%
FHLMC TBA, 3.00%, 9/15/2044	1.0%
U.S. Treasury Notes, 1.38%, 12/31/2018	1.0%
GNMA TBA, 3.50%, 12/20/2044	0.9%
U.S. Treasury Bonds, 3.00%, 11/15/2044	0.7%
U.S. Treasury Notes, 2.00%, 9/30/2020	0.7%
U.S. Treasury Notes, 1.75%, 12/31/2020	0.7%
U.S. Treasury Notes, 1.25%, 12/31/2018	0.7%
Other Holdings*	82.9%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Please refer to the Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

6

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	0.17%	1.37%	3.48%
	w/SC2	(2.10)%	0.50%	2.87%
Class C	w/o SC1	(0.51)%	0.69%	2.82%
	w/SC3	(1.49)%	N/A	N/A
Class R6[4,5]		0.58%	1.77%	3.89%
Institutional Service Class[4]		N/A	N/A	3.07%	[6]*
Bloomberg Barclays U.S. Aggregate Bond Index		0.90%	2.04%	4.19%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]

Effective October 29, 2013, a 2.25% front-end sales charge was deducted. For the period from March 1, 2011 through October 29, 2013 a 4.25% front-end sales charge was deducted. Prior to February 28, 2011, a 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[6]	Since inception date of December 6, 2016.

Expense Ratios

Expense Ratio^
Class A	0.66%
Class C	1.33%
Class R6[1]	0.26%
Institutional Service Class	0.51%

^	Current effective prospectus dated May 24, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

7

Fund Performance (cont.)	Nationwide Bond Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Bond Index Fund versus the Bloomberg Barclays (BBgBarc) U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

8

Shareholder Expense Example	Nationwide Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Bond Index Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,012.50	3.40	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.83	3.41	0.67
Class C Shares	Actual	(a)	1,000.00	1,008.90	6.89	1.36
	Hypothetical	(a)(b)	1,000.00	1,018.35	6.92	1.36
Class R6 Shares(c)	Actual	(a)	1,000.00	1,014.60	1.32	0.26
	Hypothetical	(a)(b)	1,000.00	1,023.89	1.33	0.26
Institutional Service Class Shares	Actual	(a)	1,000.00	1,013.90	2.08	0.41
	Hypothetical	(a)(b)	1,000.00	1,023.14	2.09	0.41

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

9

Statement of Investments

October 31, 2017

Nationwide Bond Index Fund

Asset-Backed Securities 0.5%

	Principal Amount	Value

Airlines 0.1%
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	$182,370	$194,944
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 8/15/2025	213,081	226,356

		421,300

Automobiles 0.1%
Carmax Auto Owner Trust, Series 2016-3, Class A3, 1.39%, 5/17/2021	1,200,000	1,193,234

Credit Card 0.3%
Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/16/2024	625,000	621,919
Citibank Credit Card Issuance Trust
Series 2016-A1, Class A1, 1.75%, 11/19/2021	1,500,000	1,495,227
Series 2017-A3, Class A3, 1.92%, 4/7/2022	1,000,000	998,538

		3,115,684

Total Asset-Backed Securities (cost $4,696,810)		4,730,218

Commercial Mortgage-Backed Securities 1.9%
BBCMS Mortgage Trust Series 2017-C1, Class A4, 3.67%, 2/15/2050	450,000	470,576
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A4, 3.57%, 6/15/2050	850,000	876,412
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A4, 4.13%, 11/10/2046	650,000	699,237
Series 2014-GC25, Class A4, 3.64%, 10/10/2047	500,000	523,557
COMM 2013-CCRE12 Mortgage Trust Series 2013-CR12, Class A4, 4.05%, 10/10/2046	300,000	320,920
COMM Mortgage Trust Series 2014-CR16, Class A4, 4.05%, 4/10/2047	750,000	802,284
FHLMC Multifamily Structured Pass-Through Certificates REMICS
Series K003, Class A5, 5.09%, 3/25/2019	100,000	103,286
Series K006, Class A1, 3.40%, 7/25/2019	72,243	73,336
Series K713, Class A2, 2.31%, 3/25/2020	500,000	503,803
Series K014, Class A1, 2.79%, 10/25/2020	28,524	28,799
Series K020, Class A2, 2.37%, 5/25/2022	600,000	602,997

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Series K026, Class A2, 2.51%, 11/25/2022	200,000	$201,608
Series K031, Class A2, 3.30%, 4/25/2023 (a)	100,000	104,606
Series K033, Class A2, 3.06%, 7/25/2023 (a)	100,000	103,345
Series K038, Class A1, 2.60%, 10/25/2023	153,212	155,245
Series K037, Class A2, 3.49%, 1/25/2024	200,000	211,438
Series K038, Class A2, 3.39%, 3/25/2024	800,000	841,631
Series K066, Class A2, 3.12%, 6/25/2027	750,000	766,332
FNMA ACES REMICS
Series 2014-M6, Class A2, 2.68%, 5/25/2021 (a)	150,000	152,384
Series 2014-M2, Class ASV2, 2.78%, 6/25/2021 (a)	419,972	427,037
GS Mortgage Securities Corp. II Series 2015-GC30, Class A4, 3.38%, 5/10/2050	750,000	771,852
GS Mortgage Securities Trust Series 2015-GC28, Class A2, 2.90%, 2/10/2048	1,000,000	1,012,836
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class A3, 4.17%, 8/15/2046	496,892	524,005
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class A5, 3.45%, 9/15/2050	750,000	769,352
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class A4, 2.92%, 2/15/2046	1,300,000	1,322,659
Series 2013-C10, Class ASB, 3.91%, 7/15/2046 (a)	1,356,000	1,415,634
Series 2013-C10, Class A5, 4.08%, 7/15/2046 (a)	250,000	268,548
Series 2014-C17, Class A5, 3.74%, 8/15/2047	1,500,000	1,583,772
Morgan Stanley Capital I Trust
Series 2016-UBS9, Class A4, 3.59%, 3/15/2049	900,000	936,178
Series 2017-H1, Class A5, 3.53%, 6/15/2050	750,000	777,534
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class A4, 3.79%, 9/15/2048	1,700,000	1,790,903
WFRBS Commercial Mortgage Trust
Series 2013-C11, Class A4, 3.04%, 3/15/2045	500,000	511,508
Series 2012-C7, Class A2, 3.43%, 6/15/2045	300,000	311,247

Total Commercial Mortgage-Backed Securities (cost $19,976,795)		19,964,861

10

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Corporate Bonds 26.7%

	Principal Amount	Value

Aerospace & Defense 0.4%
Boeing Co. (The),
4.88%, 2/15/2020	$200,000	$213,361
2.80%, 3/1/2027	500,000	497,757
3.30%, 3/1/2035	65,000	62,963
General Dynamics Corp.,
3.88%, 7/15/2021	150,000	158,712
L3 Technologies, Inc.,
4.95%, 2/15/2021	250,000	267,885
Lockheed Martin Corp.,
3.55%, 1/15/2026	500,000	519,359
3.60%, 3/1/2035	55,000	54,689
4.07%, 12/15/2042	191,000	196,103
Northrop Grumman Corp.,
4.75%, 6/1/2043	250,000	284,506
Raytheon Co.,
3.13%, 10/15/2020	250,000	258,081
3.15%, 12/15/2024	75,000	76,950
Rockwell Collins, Inc.,
5.25%, 7/15/2019	70,000	73,735
3.50%, 3/15/2027	500,000	513,210
Textron, Inc.,
4.30%, 3/1/2024	250,000	264,708
United Technologies Corp.,
3.13%, 5/4/2027	250,000	250,258
6.13%, 7/15/2038	150,000	195,752
4.50%, 6/1/2042	250,000	272,252
4.05%, 5/4/2047	250,000	256,856

		4,417,137

Air Freight & Logistics 0.1%
FedEx Corp.,
3.25%, 4/1/2026	45,000	45,542
3.30%, 3/15/2027	70,000	70,825
3.88%, 8/1/2042	50,000	48,744
4.55%, 4/1/2046	250,000	266,226
United Parcel Service of America, Inc.,
8.38%, 4/1/2020	82,000	94,130
United Parcel Service, Inc.,
6.20%, 1/15/2038	205,000	277,016

		802,483

Auto Components 0.0%†
BorgWarner, Inc.,
3.38%, 3/15/2025	70,000	70,428
Delphi Corp.,
4.15%, 3/15/2024	150,000	159,143

		229,571

Automobiles 0.1%
Ford Motor Co.,
7.45%, 7/16/2031	350,000	454,616
General Motors Co.,
4.20%, 10/1/2027	250,000	254,421
5.20%, 4/1/2045	250,000	255,776

		964,813

Banks 4.9%
Banco Santander SA,
4.25%, 4/11/2027	200,000	207,040

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Bank of America Corp.,
5.63%, 7/1/2020	$250,000	$271,289
5.70%, 1/24/2022	250,000	280,639
(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (b)	500,000	507,654
(ICE LIBOR USD 3 Month + 0.93%), 2.82%, 7/21/2023 (b)	500,000	499,481
4.10%, 7/24/2023	250,000	265,677
4.00%, 1/22/2025	500,000	517,842
3.88%, 8/1/2025	250,000	262,155
4.45%, 3/3/2026	55,000	58,478
3.50%, 4/19/2026	145,000	147,604
4.25%, 10/22/2026	645,000	677,219
3.25%, 10/21/2027	500,000	492,125
Series L, 4.18%, 11/25/2027	500,000	521,376
5.88%, 2/7/2042	250,000	322,373
Bank of America NA,
2.05%, 12/7/2018	1,000,000	1,003,631
Bank of Nova Scotia (The),
1.65%, 6/14/2019	250,000	248,941
2.15%, 7/14/2020	1,000,000	1,001,093
Barclays Bank plc,
5.14%, 10/14/2020	250,000	267,090
Barclays plc,
2.75%, 11/8/2019	500,000	504,765
3.65%, 3/16/2025	200,000	200,752
5.20%, 5/12/2026	250,000	268,142
4.34%, 1/10/2028	500,000	518,062
BB&T Corp.,
2.45%, 1/15/2020	300,000	302,901
2.75%, 4/1/2022	750,000	759,805
2.85%, 10/26/2024	250,000	249,405
BNP Paribas SA,
4.25%, 10/15/2024	250,000	263,625
Capital One Bank USA NA,
3.38%, 2/15/2023	250,000	254,179
Capital One NA,
2.40%, 9/5/2019	250,000	250,920
Citigroup, Inc.,
2.05%, 12/7/2018	250,000	250,250
2.45%, 1/10/2020	750,000	754,243
2.65%, 10/26/2020	250,000	252,135
2.35%, 8/2/2021	500,000	497,532
3.88%, 10/25/2023	350,000	366,235
3.75%, 6/16/2024	300,000	312,200
3.30%, 4/27/2025	155,000	156,926
5.50%, 9/13/2025	250,000	282,166
3.70%, 1/12/2026	250,000	257,725
4.60%, 3/9/2026	105,000	111,914
3.40%, 5/1/2026	200,000	201,811
4.30%, 11/20/2026	450,000	471,068
(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (b)	350,000	360,748
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (b)	500,000	505,389
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (b)	250,000	249,305
6.63%, 6/15/2032	232,000	297,026

11

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Commonwealth Bank of Australia,
2.30%, 3/12/2020	$250,000	$251,028
Compass Bank,
3.88%, 4/10/2025	250,000	250,290
Cooperatieve Rabobank UA,
5.25%, 5/24/2041	125,000	155,344
5.75%, 12/1/2043	250,000	317,423
Credit Suisse Group Funding Guernsey Ltd.,
3.13%, 12/10/2020	250,000	254,764
3.80%, 9/15/2022	250,000	259,800
4.55%, 4/17/2026	250,000	268,409
Discover Bank,
7.00%, 4/15/2020	300,000	331,442
4.20%, 8/8/2023	250,000	265,650
Fifth Third Bancorp,
2.88%, 7/27/2020	250,000	254,567
3.50%, 3/15/2022	300,000	310,898
2.60%, 6/15/2022	750,000	747,195
Fifth Third Bank,
1.63%, 9/27/2019	250,000	248,299
HSBC Bank USA NA,
5.88%, 11/1/2034	498,000	621,289
HSBC Holdings plc,
3.60%, 5/25/2023	200,000	208,197
4.25%, 3/14/2024	250,000	262,743
4.30%, 3/8/2026	200,000	214,530
3.90%, 5/25/2026	250,000	261,148
4.38%, 11/23/2026	750,000	788,720
Huntington Bancshares, Inc.,
3.15%, 3/14/2021	250,000	256,082
Industrial & Commercial Bank of China Ltd.,
3.23%, 11/13/2019	250,000	253,770
Intesa Sanpaolo SpA,
3.88%, 1/15/2019	200,000	203,911
JPMorgan Chase & Co.,
2.20%, 10/22/2019	500,000	502,415
2.25%, 1/23/2020	500,000	502,476
2.75%, 6/23/2020	250,000	253,915
2.55%, 3/1/2021	250,000	251,612
2.40%, 6/7/2021	500,000	500,851
3.38%, 5/1/2023	250,000	256,285
3.63%, 5/13/2024	350,000	364,747
3.13%, 1/23/2025	250,000	251,455
3.30%, 4/1/2026	250,000	251,846
4.13%, 12/15/2026	250,000	262,215
(ICE LIBOR USD 3 Month + 1.34%), 3.78%, 2/1/2028 (b)	950,000	978,239
(ICE LIBOR USD 3 Month + 1.36%), 3.88%, 7/24/2038 (b)	500,000	504,251
5.60%, 7/15/2041	200,000	251,441
4.85%, 2/1/2044	250,000	289,152
KeyBank NA,
2.50%, 12/15/2019	250,000	252,673
KeyCorp,
5.10%, 3/24/2021	150,000	163,388
Korea Development Bank (The),
4.63%, 11/16/2021	200,000	213,734

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Kreditanstalt fuer Wiederaufbau,
1.25%, 9/30/2019	$1,000,000	$990,596
1.75%, 10/15/2019	1,000,000	1,000,165
1.63%, 5/29/2020	405,000	402,896
2.75%, 9/8/2020	550,000	563,207
2.13%, 3/7/2022	2,000,000	2,001,340
Landwirtschaftliche Rentenbank,
Series 36, 2.00%, 12/6/2021	500,000	498,737
Lloyds Banking Group plc,
4.50%, 11/4/2024	250,000	263,287
4.65%, 3/24/2026	250,000	265,400
Manufacturers & Traders Trust Co.,
2.10%, 2/6/2020	500,000	500,811
Mitsubishi UFJ Financial Group, Inc.,
3.85%, 3/1/2026	250,000	260,703
Mizuho Financial Group, Inc.,
3.17%, 9/11/2027	500,000	493,798
MUFG Americas Holdings Corp.,
3.00%, 2/10/2025	250,000	246,506
National Australia Bank Ltd.,
3.38%, 1/14/2026	250,000	254,985
PNC Bank NA,
2.95%, 1/30/2023	350,000	354,452
3.30%, 10/30/2024	250,000	257,410
PNC Financial Services Group, Inc. (The),
5.13%, 2/8/2020	400,000	427,101
Royal Bank of Canada,
2.00%, 12/10/2018	250,000	250,633
2.15%, 3/6/2020	250,000	250,615
2.50%, 1/19/2021	250,000	252,341
Royal Bank of Scotland Group plc,
4.80%, 4/5/2026	250,000	269,248
Santander Holdings USA, Inc.,
2.65%, 4/17/2020	150,000	150,953
4.40%, 7/13/2027 (c)	400,000	410,764
Santander UK Group Holdings plc,
2.88%, 10/16/2020	105,000	106,309
Santander UK plc,
2.38%, 3/16/2020	250,000	252,057
Sumitomo Mitsui Banking Corp.,
2.45%, 1/16/2020	250,000	251,801
Sumitomo Mitsui Financial Group, Inc.,
2.78%, 7/12/2022	750,000	752,155
3.78%, 3/9/2026	500,000	518,021
SunTrust Bank,
2.45%, 8/1/2022	500,000	497,833
Toronto-Dominion Bank (The),
1.80%, 7/13/2021	750,000	736,961
US Bancorp,
4.13%, 5/24/2021	100,000	106,862
Series X, 3.15%, 4/27/2027	250,000	250,986
US Bank NA,
1.40%, 4/26/2019	500,000	497,451
2.13%, 10/28/2019	500,000	502,362
Wells Fargo & Co.,
2.15%, 1/15/2019	500,000	501,645

12

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banks (continued)
Series N, 2.15%, 1/30/2020	$500,000	$501,125
3.00%, 1/22/2021	500,000	510,326
2.50%, 3/4/2021	240,000	240,983
2.63%, 7/22/2022	750,000	748,876
3.00%, 2/19/2025	260,000	257,935
3.00%, 4/22/2026	250,000	244,739
4.30%, 7/22/2027	200,000	211,242
5.38%, 2/7/2035	118,000	141,964
5.61%, 1/15/2044	483,000	584,725
3.90%, 5/1/2045	150,000	150,932
4.90%, 11/17/2045	250,000	277,459
4.40%, 6/14/2046	100,000	103,206
Wells Fargo Bank NA,
1.75%, 5/24/2019	500,000	498,934
Westpac Banking Corp.,
1.60%, 8/19/2019	750,000	745,543
(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (b)	250,000	259,070

		50,304,580

Beverages 0.9%
Anheuser-Busch Cos. LLC,
5.00%, 3/1/2019	164,000	170,789
Anheuser-Busch InBev Finance, Inc.,
2.65%, 2/1/2021	600,000	607,656
3.65%, 2/1/2026	500,000	515,940
4.70%, 2/1/2036	350,000	383,201
4.63%, 2/1/2044	350,000	380,331
4.90%, 2/1/2046	465,000	522,943
Anheuser-Busch InBev Worldwide, Inc.,
5.00%, 4/15/2020	200,000	213,918
3.75%, 1/15/2022	1,000,000	1,054,934
2.50%, 7/15/2022	250,000	250,512
4.44%, 10/6/2048	130,000	137,560
Coca-Cola Co. (The),
3.15%, 11/15/2020	200,000	207,364
3.20%, 11/1/2023	400,000	417,298
2.90%, 5/25/2027	100,000	100,344
Constellation Brands, Inc.,
3.50%, 5/9/2027	500,000	506,418
Diageo Investment Corp.,
2.88%, 5/11/2022	500,000	511,395
Dr Pepper Snapple Group, Inc.,
3.20%, 11/15/2021	250,000	256,265
Molson Coors Brewing Co.,
1.45%, 7/15/2019	250,000	247,986
2.25%, 3/15/2020 (c)	500,000	500,037
2.10%, 7/15/2021	500,000	494,003
3.50%, 5/1/2022	250,000	259,047
3.00%, 7/15/2026	95,000	92,519
PepsiCo, Inc.,
1.85%, 4/30/2020	250,000	249,765
3.13%, 11/1/2020	200,000	206,652
3.60%, 3/1/2024	250,000	264,316
2.85%, 2/24/2026	575,000	572,284
3.45%, 10/6/2046	250,000	237,585

Corporate Bonds (continued)

	Principal Amount	Value

Beverages (continued)
Pepsi-Cola Metropolitan Bottling Co., Inc.,
Series B, 7.00%, 3/1/2029	$244,000	$331,948

		9,693,010

Biotechnology 0.7%
AbbVie, Inc.,
2.00%, 11/6/2018	500,000	501,000
2.90%, 11/6/2022	500,000	505,288
2.85%, 5/14/2023	500,000	501,937
3.20%, 5/14/2026	435,000	431,980
4.50%, 5/14/2035	135,000	144,666
4.30%, 5/14/2036	250,000	262,198
4.40%, 11/6/2042	75,000	77,518
Amgen, Inc.,
3.45%, 10/1/2020	200,000	207,173
4.56%, 6/15/2048	387,000	413,366
4.66%, 6/15/2051	279,000	301,739
Baxalta, Inc.,
4.00%, 6/23/2025	100,000	104,785
Biogen, Inc.,
3.63%, 9/15/2022	500,000	523,357
4.05%, 9/15/2025	95,000	100,911
Celgene Corp.,
3.25%, 8/15/2022	200,000	204,332
4.63%, 5/15/2044	150,000	155,022
5.00%, 8/15/2045	250,000	275,285
Gilead Sciences, Inc.,
2.05%, 4/1/2019	500,000	501,752
4.50%, 4/1/2021	100,000	107,431
2.50%, 9/1/2023	750,000	746,357
3.70%, 4/1/2024	150,000	157,897
3.50%, 2/1/2025	145,000	150,746
3.65%, 3/1/2026	75,000	78,066
4.50%, 2/1/2045	250,000	273,021
4.75%, 3/1/2046	150,000	170,015

		6,895,842

Building Products 0.1%
Johnson Controls International plc,
4.25%, 3/1/2021	100,000	105,567
3.90%, 2/14/2026	125,000	131,470
4.50%, 2/15/2047	250,000	262,811
Masco Corp.,
3.50%, 11/15/2027	500,000	494,851
Owens Corning,
4.30%, 7/15/2047	250,000	239,436

		1,234,135

Capital Markets 1.6%
Ameriprise Financial, Inc.,
5.30%, 3/15/2020	100,000	107,092
4.00%, 10/15/2023	250,000	267,082
Bank of New York Mellon Corp. (The),
2.30%, 9/11/2019	500,000	503,595
2.60%, 8/17/2020	200,000	202,775

13

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
Series G, 3.00%, 2/24/2025	$105,000	$105,705
3.30%, 8/23/2029	500,000	498,254
Brookfield Finance, Inc.,
4.25%, 6/2/2026	250,000	259,302
CME Group, Inc.,
3.00%, 3/15/2025	250,000	254,617
Credit Suisse AG,
2.30%, 5/28/2019	250,000	251,365
Credit Suisse USA, Inc.,
7.13%, 7/15/2032	195,000	268,134
Deutsche Bank AG,
4.10%, 1/13/2026	250,000	257,072
Franklin Resources, Inc.,
2.80%, 9/15/2022	250,000	253,232
Goldman Sachs Group, Inc. (The),
2.55%, 10/23/2019	500,000	503,883
Series D, 6.00%, 6/15/2020	500,000	546,744
2.63%, 4/25/2021	500,000	501,826
5.75%, 1/24/2022	250,000	279,874
(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (b)	500,000	497,820
4.00%, 3/3/2024	250,000	263,724
3.50%, 1/23/2025	500,000	507,787
3.75%, 5/22/2025	350,000	360,487
3.75%, 2/25/2026	315,000	323,175
3.50%, 11/16/2026	750,000	751,053
6.13%, 2/15/2033	200,000	251,291
6.75%, 10/1/2037	450,000	594,094
Intercontinental Exchange, Inc.,
3.75%, 12/1/2025	80,000	84,129
Jefferies Group LLC,
6.88%, 4/15/2021	250,000	283,193
4.85%, 1/15/2027	500,000	531,370
Moody’s Corp.,
4.50%, 9/1/2022	100,000	107,498
Morgan Stanley,
2.50%, 1/24/2019	350,000	352,288
7.30%, 5/13/2019	400,000	431,046
2.65%, 1/27/2020	500,000	504,511
2.80%, 6/16/2020	230,000	233,358
5.50%, 7/28/2021	150,000	165,728
4.10%, 5/22/2023	350,000	368,482
4.00%, 7/23/2025	155,000	163,228
3.88%, 1/27/2026	250,000	260,822
3.13%, 7/27/2026	500,000	492,737
4.35%, 9/8/2026	250,000	262,057
3.63%, 1/20/2027	750,000	763,694
3.95%, 4/23/2027	250,000	254,975
7.25%, 4/1/2032	226,000	310,711
S&P Global, Inc.,
4.40%, 2/15/2026	250,000	270,121
State Street Corp.,
4.38%, 3/7/2021	300,000	320,934
3.30%, 12/16/2024	155,000	160,859
TD Ameritrade Holding Corp.,
2.95%, 4/1/2022	250,000	254,884
3.63%, 4/1/2025	250,000	260,391
Thomson Reuters Corp.,
3.85%, 9/29/2024	250,000	259,731
3.35%, 5/15/2026	140,000	139,931

Corporate Bonds (continued)

	Principal Amount	Value

Capital Markets (continued)
UBS AG,
2.35%, 3/26/2020	$250,000	$251,622

		16,098,283

Chemicals 0.5%
Agrium, Inc.,
3.15%, 10/1/2022	50,000	50,961
6.13%, 1/15/2041	100,000	125,610
Albemarle Corp.,
5.45%, 12/1/2044	200,000	234,193
Dow Chemical Co. (The),
4.13%, 11/15/2021	150,000	159,028
3.50%, 10/1/2024	250,000	258,568
4.25%, 10/1/2034	250,000	260,134
4.38%, 11/15/2042	150,000	156,518
Eastman Chemical Co.,
3.60%, 8/15/2022	250,000	259,882
Ecolab, Inc.,
2.25%, 1/12/2020	135,000	135,619
4.35%, 12/8/2021	100,000	107,669
3.25%, 1/14/2023	250,000	257,304
EI du Pont de Nemours & Co.,
4.90%, 1/15/2041	200,000	227,263
Lubrizol Corp. (The),
6.50%, 10/1/2034	103,000	136,493
LyondellBasell Industries NV,
6.00%, 11/15/2021	400,000	449,327
4.63%, 2/26/2055	100,000	102,392
Monsanto Co.,
2.75%, 7/15/2021	500,000	504,441
2.85%, 4/15/2025	250,000	246,622
4.20%, 7/15/2034	70,000	72,760
Mosaic Co. (The),
5.45%, 11/15/2033	250,000	264,755
Potash Corp. of Saskatchewan, Inc.,
5.88%, 12/1/2036	125,000	149,479
Praxair, Inc.,
4.05%, 3/15/2021	150,000	158,913
3.20%, 1/30/2026	250,000	255,734
Sherwin-Williams Co. (The),
4.50%, 6/1/2047	250,000	265,313

		4,838,978

Commercial Services & Supplies 0.1%
Catholic Health Initiatives,
4.35%, 11/1/2042	300,000	279,976
Republic Services, Inc.,
5.25%, 11/15/2021	350,000	385,884
3.20%, 3/15/2025	250,000	252,304
Waste Management, Inc.,
3.90%, 3/1/2035	90,000	93,954

		1,012,118

Communications Equipment 0.2%
Cisco Systems, Inc.,
4.95%, 2/15/2019	335,000	348,689
2.50%, 9/20/2026	750,000	729,399
5.50%, 1/15/2040	250,000	321,761

14

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Communications Equipment (continued)
Harris Corp.,
3.83%, 4/27/2025	$250,000	$259,524
4.85%, 4/27/2035	55,000	61,179
Motorola Solutions, Inc.,
4.00%, 9/1/2024	150,000	152,368
7.50%, 5/15/2025	144,000	173,207

		2,046,127

Construction & Engineering 0.0%†
ABB Finance USA, Inc.,
4.38%, 5/8/2042	100,000	106,745

Construction Materials 0.0%†
Vulcan Materials Co.,
3.90%, 4/1/2027	250,000	256,933

Consumer Finance 0.9%
AerCap Ireland Capital DAC,
4.25%, 7/1/2020	750,000	784,557
American Express Co.,
2.50%, 8/1/2022	1,000,000	994,867
3.63%, 12/5/2024	150,000	154,841
American Honda Finance Corp.,
2.25%, 8/15/2019	500,000	503,070
Capital One Financial Corp.,
2.50%, 5/12/2020	500,000	501,817
3.75%, 4/24/2024	100,000	103,632
3.75%, 3/9/2027	250,000	252,852
Caterpillar Financial Services Corp.,
2.75%, 8/20/2021	500,000	506,448
Ford Motor Credit Co. LLC,
2.43%, 6/12/2020	500,000	501,359
3.34%, 3/18/2021	500,000	513,344
5.88%, 8/2/2021	250,000	278,692
3.34%, 3/28/2022	500,000	510,056
3.66%, 9/8/2024	250,000	253,654
General Motors Financial Co., Inc.,
3.10%, 1/15/2019	500,000	506,266
3.15%, 1/15/2020	391,000	398,200
4.38%, 9/25/2021	100,000	106,186
5.25%, 3/1/2026	350,000	382,352
4.00%, 10/6/2026	250,000	252,096
HSBC USA, Inc.,
2.38%, 11/13/2019	350,000	352,612
2.75%, 8/7/2020	250,000	253,956
John Deere Capital Corp.,
1.95%, 1/8/2019	250,000	250,655
2.65%, 1/6/2022	140,000	141,965
Synchrony Financial,
4.50%, 7/23/2025	190,000	199,094
Toyota Motor Credit Corp.,
2.10%, 1/17/2019	350,000	351,520
2.13%, 7/18/2019	350,000	351,773

		9,405,864

Containers & Packaging 0.0%†
International Paper Co.,
4.80%, 6/15/2044	250,000	272,331

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Consumer Services 0.1%
Massachusetts Institute of Technology,
4.68%, 7/1/2114	$200,000	$228,135
Northwestern University,
3.66%, 12/1/2057	12,000	12,174
President & Fellows of Harvard College,
3.15%, 7/15/2046	50,000	48,044
3.30%, 7/15/2056	100,000	95,645
Princeton University,
5.70%, 3/1/2039	200,000	268,976

		652,974

Diversified Financial Services 0.4%
AXA Financial, Inc.,
7.00%, 4/1/2028	92,000	117,792
Bank One Corp.,
8.00%, 4/29/2027	202,000	269,029
Berkshire Hathaway, Inc.,
3.13%, 3/15/2026	500,000	506,151
Boeing Capital Corp.,
4.70%, 10/27/2019	250,000	263,804
GE Capital International Funding Co. Unlimited Co.,
2.34%, 11/15/2020	206,000	207,020
4.42%, 11/15/2035	582,000	622,269
National Rural Utilities Cooperative Finance Corp.,
8.00%, 3/1/2032	111,000	163,290
Shell International Finance BV,
1.38%, 9/12/2019	1,000,000	992,439
4.13%, 5/11/2035	150,000	160,776
6.38%, 12/15/2038	250,000	342,989
4.55%, 8/12/2043	250,000	277,827
4.00%, 5/10/2046	150,000	153,285
Voya Financial, Inc.,
3.65%, 6/15/2026	350,000	353,027

		4,429,698

Diversified Telecommunication Services 1.2%
AT&T, Inc.,
2.38%, 11/27/2018	300,000	301,621
2.45%, 6/30/2020	750,000	757,052
3.80%, 3/15/2022	500,000	527,050
3.95%, 1/15/2025	350,000	359,338
4.13%, 2/17/2026	250,000	256,536
4.25%, 3/1/2027	250,000	256,564
3.90%, 8/14/2027	250,000	249,000
4.50%, 5/15/2035	310,000	302,166
5.25%, 3/1/2037	500,000	523,013
4.90%, 8/14/2037	500,000	498,938
5.35%, 9/1/2040	275,000	284,509
4.30%, 12/15/2042	267,000	244,048
4.80%, 6/15/2044	150,000	143,883
4.75%, 5/15/2046	250,000	235,819
4.50%, 3/9/2048	410,000	372,143
5.15%, 2/14/2050	250,000	246,445
British Telecommunications plc,
9.12%, 12/15/2030	191,000	288,991

15

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Diversified Telecommunication Services (continued)
Deutsche Telekom International Finance BV,
8.75%, 6/15/2030	$106,000	$155,416
Orange SA,
1.63%, 11/3/2019	500,000	496,549
9.00%, 3/1/2031 (d)	133,000	201,556
5.50%, 2/6/2044	250,000	303,780
Telefonica Emisiones SAU,
5.46%, 2/16/2021	500,000	546,643
4.57%, 4/27/2023	200,000	217,094
4.10%, 3/8/2027	750,000	772,683
Verizon Communications, Inc.,
2.95%, 3/15/2022	258,000	262,034
3.50%, 11/1/2024	500,000	510,069
4.13%, 3/16/2027	1,000,000	1,043,533
4.40%, 11/1/2034	500,000	503,299
4.81%, 3/15/2039	269,000	276,338
3.85%, 11/1/2042	250,000	220,182
6.55%, 9/15/2043	750,000	938,902
4.52%, 9/15/2048	250,000	238,850
5.01%, 4/15/2049	95,000	96,976
5.01%, 8/21/2054	150,000	149,898

		12,780,918

Electric Utilities 1.2%
Appalachian Power Co.,
Series X, 3.30%, 6/1/2027	750,000	756,235
Cleveland Electric Illuminating Co. (The),
5.50%, 8/15/2024	200,000	229,158
DTE Electric Co.,
3.65%, 3/15/2024	250,000	263,474
3.70%, 3/15/2045	180,000	178,213
Duke Energy Carolinas LLC,
4.30%, 6/15/2020	500,000	527,908
Duke Energy Corp.,
3.05%, 8/15/2022	200,000	203,764
3.75%, 4/15/2024	250,000	261,386
2.65%, 9/1/2026	500,000	479,835
3.75%, 9/1/2046	250,000	242,995
Duke Energy Florida LLC,
5.90%, 3/1/2033	247,000	301,234
Duke Energy Indiana LLC,
3.75%, 7/15/2020	100,000	104,445
Duke Energy Ohio, Inc.,
Series A, 5.40%, 6/15/2033	51,000	59,082
3.70%, 6/15/2046	250,000	249,367
Emera US Finance LP,
3.55%, 6/15/2026	250,000	252,374
Entergy Corp.,
5.13%, 9/15/2020	300,000	319,182
4.00%, 7/15/2022	200,000	211,638
Eversource Energy,
Series H, 3.15%, 1/15/2025	125,000	126,004
Exelon Corp.,
3.50%, 6/1/2022	500,000	514,600
5.63%, 6/15/2035	250,000	300,420
FirstEnergy Corp.,
Series B, 4.25%, 3/15/2023	500,000	529,189

Corporate Bonds (continued)

	Principal Amount	Value

Electric Utilities (continued)
Florida Power & Light Co.,
5.65%, 2/1/2037	$200,000	$252,362
4.05%, 10/1/2044	250,000	268,922
Georgia Power Co.,
4.30%, 3/15/2042	250,000	261,547
Great Plains Energy, Inc.,
4.85%, 6/1/2021	100,000	106,253
Hydro-Quebec,
Series HY, 8.40%, 1/15/2022	153,000	185,705
Series GF, 8.88%, 3/1/2026	109,000	150,137
Iberdrola International BV,
5.81%, 3/15/2025	82,000	93,768
Kansas City Power & Light Co.,
3.65%, 8/15/2025	100,000	102,756
MidAmerican Energy Co.,
5.80%, 10/15/2036	200,000	252,330
Nevada Power Co.,
5.45%, 5/15/2041	100,000	122,852
Northern States Power Co.,
4.00%, 8/15/2045	85,000	89,591
Oncor Electric Delivery Co. LLC,
5.30%, 6/1/2042	150,000	184,159
Pacific Gas & Electric Co.,
3.25%, 6/15/2023	500,000	510,836
2.95%, 3/1/2026	250,000	245,360
5.80%, 3/1/2037	150,000	183,830
6.25%, 3/1/2039	100,000	130,503
4.00%, 12/1/2046	250,000	250,337
PacifiCorp,
5.25%, 6/15/2035	123,000	146,921
PPL Capital Funding, Inc.,
5.00%, 3/15/2044	250,000	287,281
Progress Energy, Inc.,
7.75%, 3/1/2031	164,000	230,664
Public Service Co. of Colorado,
3.60%, 9/15/2042	200,000	194,407
Public Service Electric & Gas Co.,
3.95%, 5/1/2042	200,000	209,760
South Carolina Electric & Gas Co.,
6.05%, 1/15/2038	200,000	242,242
Southern California Edison Co.,
Series B, 2.40%, 2/1/2022	250,000	250,553
6.00%, 1/15/2034	123,000	157,571
4.00%, 4/1/2047	250,000	267,950
Southern Co. (The),
2.75%, 6/15/2020	300,000	304,439
3.25%, 7/1/2026	210,000	208,832
4.40%, 7/1/2046	250,000	263,078
Virginia Electric & Power Co.,
Series B, 4.20%, 5/15/2045	120,000	129,749
Wisconsin Electric Power Co.,
2.95%, 9/15/2021	250,000	254,546
5.63%, 5/15/2033	41,000	49,593
Xcel Energy, Inc.,
6.50%, 7/1/2036	123,000	164,175

		12,863,512

Electrical Equipment 0.1%
Eaton Corp.,
2.75%, 11/2/2022	250,000	251,286
4.00%, 11/2/2032	150,000	155,568

16

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Electrical Equipment (continued)
Emerson Electric Co.,
6.00%, 8/15/2032	$57,000	$71,402

		478,256

Electronic Equipment, Instruments & Components 0.1%
Arrow Electronics, Inc.,
4.50%, 3/1/2023	100,000	106,453
Avnet, Inc.,
5.88%, 6/15/2020	250,000	268,489
Corning, Inc.,
2.90%, 5/15/2022	365,000	366,245
Tyco Electronics Group SA,
3.50%, 2/3/2022	150,000	155,668

		896,855

Energy Equipment & Services 0.1%
Baker Hughes a GE Co. LLC,
3.20%, 8/15/2021	250,000	257,522
Halliburton Co.,
3.80%, 11/15/2025	400,000	414,766
6.70%, 9/15/2038	250,000	330,952
National Oilwell Varco, Inc.,
3.95%, 12/1/2042	100,000	86,066

		1,089,306

Equity Real Estate Investment Trusts (REITs) 0.7%
American Tower Corp.,
2.80%, 6/1/2020	250,000	253,511
5.05%, 9/1/2020	400,000	429,506
4.40%, 2/15/2026	25,000	26,495
3.55%, 7/15/2027	500,000	497,709
AvalonBay Communities, Inc.,
3.45%, 6/1/2025	100,000	103,033
Boston Properties LP,
2.75%, 10/1/2026	500,000	473,852
CBL & Associates LP,
4.60%, 10/15/2024 (e)	250,000	237,462
Crown Castle International Corp.,
3.70%, 6/15/2026	280,000	280,820
Digital Realty Trust LP,
5.25%, 3/15/2021	250,000	271,161
Duke Realty LP,
3.88%, 10/15/2022	250,000	261,568
ERP Operating LP,
2.85%, 11/1/2026	500,000	488,530
HCP, Inc.,
3.40%, 2/1/2025	500,000	499,607
Host Hotels & Resorts LP,
Series D, 3.75%, 10/15/2023	100,000	102,808
Series E, 4.00%, 6/15/2025	190,000	194,552
Kimco Realty Corp.,
4.45%, 9/1/2047	250,000	249,827
Omega Healthcare Investors, Inc.,
4.50%, 4/1/2027	250,000	248,580
Realty Income Corp.,
4.65%, 8/1/2023	250,000	271,576
Simon Property Group LP,
2.20%, 2/1/2019	750,000	753,436
4.75%, 3/15/2042	250,000	276,958

Corporate Bonds (continued)

	Principal Amount	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Ventas Realty LP,
4.75%, 6/1/2021	$100,000	$106,862
4.25%, 3/1/2022	250,000	263,919
Welltower, Inc.,
5.25%, 1/15/2022	300,000	329,293
Weyerhaeuser Co.,
7.38%, 3/15/2032	250,000	347,590

		6,968,655

Food & Staples Retailing 0.4%
Costco Wholesale Corp.,
2.25%, 2/15/2022	85,000	84,837
CVS Health Corp.,
3.50%, 7/20/2022	500,000	515,395
2.88%, 6/1/2026	500,000	476,223
4.88%, 7/20/2035	250,000	274,616
Koninklijke Ahold Delhaize NV,
5.70%, 10/1/2040	250,000	287,815
Kroger Co. (The),
4.00%, 2/1/2024	350,000	364,573
7.50%, 4/1/2031	178,000	234,591
Sysco Corp.,
3.75%, 10/1/2025	75,000	78,521
3.30%, 7/15/2026	130,000	131,149
5.38%, 9/21/2035	74,000	86,562
Walgreen Co.,
3.10%, 9/15/2022	150,000	152,609
Walgreens Boots Alliance, Inc.,
3.45%, 6/1/2026	555,000	545,943
4.50%, 11/18/2034	155,000	159,499
Wal-Mart Stores, Inc.,
7.55%, 2/15/2030	82,000	119,438
5.25%, 9/1/2035	242,000	300,720
6.20%, 4/15/2038	198,000	273,841
5.63%, 4/15/2041	150,000	198,952
4.75%, 10/2/2043	200,000	237,662

		4,522,946

Food Products 0.4%
Archer-Daniels-Midland Co.,
2.50%, 8/11/2026	500,000	479,192
Campbell Soup Co.,
4.25%, 4/15/2021	100,000	105,935
Conagra Brands, Inc.,
7.00%, 10/1/2028	154,000	194,402
General Mills, Inc.,
2.20%, 10/21/2019	500,000	502,023
3.15%, 12/15/2021	200,000	205,396
JM Smucker Co. (The),
4.25%, 3/15/2035	200,000	209,754
Kellogg Co.,
3.25%, 4/1/2026	40,000	39,998
Kraft Heinz Foods Co.,
3.50%, 6/6/2022	500,000	516,595
3.00%, 6/1/2026	60,000	57,975
6.88%, 1/26/2039	138,000	178,679
5.20%, 7/15/2045	150,000	163,564
4.38%, 6/1/2046	250,000	244,122
Mead Johnson Nutrition Co.,
4.13%, 11/15/2025	110,000	117,666

17

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Food Products (continued)
Tyson Foods, Inc.,
4.50%, 6/15/2022	$250,000	$269,643
4.55%, 6/2/2047	250,000	267,572
Unilever Capital Corp.,
2.00%, 7/28/2026	250,000	231,147
5.90%, 11/15/2032	144,000	189,226

		3,972,889

Gas Utilities 0.1%
Atmos Energy Corp.,
4.13%, 10/15/2044	200,000	212,264
CenterPoint Energy Resources Corp.,
4.50%, 1/15/2021	212,000	223,237
Dominion Energy Gas Holdings LLC,
2.80%, 11/15/2020	335,000	339,778
National Fuel Gas Co.,
3.75%, 3/1/2023	250,000	255,669

		1,030,948

Health Care Equipment & Supplies 0.4%
Abbott Laboratories,
3.25%, 4/15/2023	200,000	204,337
3.88%, 9/15/2025	45,000	46,710
3.75%, 11/30/2026	750,000	773,621
5.30%, 5/27/2040	250,000	285,748
Baxter International, Inc.,
2.60%, 8/15/2026	230,000	220,027
Becton Dickinson and Co.,
3.13%, 11/8/2021	250,000	255,503
3.30%, 3/1/2023	250,000	253,091
4.67%, 6/6/2047	250,000	262,087
Koninklijke Philips NV,
5.00%, 3/15/2042	200,000	230,225
Medtronic, Inc.,
3.15%, 3/15/2022	135,000	139,197
3.63%, 3/15/2024	200,000	210,977
4.38%, 3/15/2035	250,000	276,156
4.63%, 3/15/2045	250,000	283,239
Stryker Corp.,
3.38%, 11/1/2025	80,000	82,085
3.50%, 3/15/2026	35,000	36,107
4.63%, 3/15/2046	200,000	219,915
Zimmer Biomet Holdings, Inc.,
3.38%, 11/30/2021	150,000	153,593
4.25%, 8/15/2035	48,000	47,564

		3,980,182

Health Care Providers & Services 0.6%
Aetna, Inc.,
2.80%, 6/15/2023	250,000	248,439
6.63%, 6/15/2036	250,000	329,723
AmerisourceBergen Corp.,
4.25%, 3/1/2045	100,000	99,511
Anthem, Inc.,
3.50%, 8/15/2024	250,000	256,280
4.65%, 8/15/2044	250,000	269,187
Cardinal Health, Inc.,
3.20%, 6/15/2022	200,000	202,839
3.75%, 9/15/2025	170,000	174,809

Corporate Bonds (continued)

	Principal Amount	Value

Health Care Providers & Services (continued)
Cigna Corp.,
3.25%, 4/15/2025	$250,000	$251,947
3.05%, 10/15/2027	500,000	487,508
Duke University Health System, Inc.,
3.92%, 6/1/2047	138,000	140,908
Express Scripts Holding Co.,
3.90%, 2/15/2022	250,000	261,693
4.50%, 2/25/2026	250,000	265,584
4.80%, 7/15/2046	350,000	363,600
Humana, Inc.,
3.15%, 12/1/2022	250,000	254,913
Laboratory Corp. of America Holdings,
3.75%, 8/23/2022	200,000	207,970
McKesson Corp.,
6.00%, 3/1/2041	100,000	123,804
Northwell Healthcare, Inc.,
4.26%, 11/1/2047	20,000	19,995
UnitedHealth Group, Inc.,
1.63%, 3/15/2019	250,000	249,631
2.88%, 12/15/2021	500,000	511,414
3.45%, 1/15/2027	250,000	257,734
3.38%, 4/15/2027	250,000	257,180
4.63%, 7/15/2035	25,000	28,331
5.80%, 3/15/2036	417,000	530,816

		5,793,816

Hotels, Restaurants & Leisure 0.1%
Hyatt Hotels Corp.,
5.38%, 8/15/2021	100,000	108,834
Marriott International, Inc.,
Series N, 3.13%, 10/15/2021	250,000	254,676
McDonald’s Corp.,
3.70%, 1/30/2026	250,000	261,321
4.88%, 7/15/2040	250,000	282,285
4.88%, 12/9/2045	250,000	284,677
Wyndham Worldwide Corp.,
5.63%, 3/1/2021	150,000	160,561

		1,352,354

Household Durables 0.1%
Newell Brands, Inc.,
2.88%, 12/1/2019	250,000	254,002
4.20%, 4/1/2026	530,000	558,536
Whirlpool Corp.,
3.70%, 5/1/2025	250,000	257,771

		1,070,309

Household Products 0.1%
Colgate-Palmolive Co.,
2.45%, 11/15/2021	100,000	100,656
Kimberly-Clark Corp.,
2.65%, 3/1/2025	55,000	54,180
3.20%, 7/30/2046	210,000	192,378
Procter & Gamble Co. (The),
1.90%, 11/1/2019	250,000	250,890
3.50%, 10/25/2047	250,000	248,089

		846,193

18

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Independent Power and Renewable Electricity Producers 0.1%
Exelon Generation Co. LLC,
2.95%, 1/15/2020	$250,000	$253,855
5.75%, 10/1/2041	150,000	159,878
5.60%, 6/15/2042	250,000	262,825
Southern Power Co.,
4.15%, 12/1/2025	250,000	264,161

		940,719

Industrial Conglomerates 0.3%
3M Co.,
3.00%, 8/7/2025	250,000	254,405
5.70%, 3/15/2037	50,000	65,684
General Electric Co.,
2.20%, 1/9/2020	250,000	251,272
5.30%, 2/11/2021	72,000	78,889
2.70%, 10/9/2022	250,000	253,426
3.38%, 3/11/2024	250,000	260,292
6.75%, 3/15/2032	106,000	146,429
6.15%, 8/7/2037	144,000	190,936
5.88%, 1/14/2038	150,000	192,931
6.88%, 1/10/2039	100,000	144,094
4.50%, 3/11/2044	350,000	383,401
Honeywell International, Inc.,
1.85%, 11/1/2021	500,000	494,242
Ingersoll-Rand Global Holding Co. Ltd.,
2.88%, 1/15/2019	50,000	50,503
5.75%, 6/15/2043	50,000	61,808
Ingersoll-Rand Luxembourg Finance SA,
3.55%, 11/1/2024	250,000	258,740

		3,087,052

Insurance 0.8%
Aflac, Inc.,
3.63%, 11/15/2024	250,000	263,969
Alleghany Corp.,
4.95%, 6/27/2022	250,000	272,007
Allstate Corp. (The),
(ICE LIBOR USD 3 Month + 2.12%), 6.50%, 5/15/2057 (b)	145,000	173,275
American International Group, Inc.,
3.30%, 3/1/2021	445,000	458,124
3.90%, 4/1/2026	240,000	248,733
4.80%, 7/10/2045	250,000	274,028
Aon Corp.,
5.00%, 9/30/2020	400,000	430,348
Aon plc,
3.88%, 12/15/2025	600,000	629,829
Arch Capital Finance LLC,
4.01%, 12/15/2026	250,000	259,928
Berkshire Hathaway Finance Corp.,
4.40%, 5/15/2042	150,000	167,018
Brighthouse Financial, Inc.,
3.70%, 6/22/2027 (c)	250,000	245,960
Chubb INA Holdings, Inc.,
2.70%, 3/13/2023	250,000	251,114
3.35%, 5/3/2026	45,000	46,242
4.35%, 11/3/2045	250,000	276,886

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
CNA Financial Corp.,
5.75%, 8/15/2021	$250,000	$276,711
Hartford Financial Services Group, Inc. (The),
6.10%, 10/1/2041	100,000	130,236
Lincoln National Corp.,
4.85%, 6/24/2021	50,000	53,888
6.15%, 4/7/2036	160,000	197,768
Loews Corp.,
4.13%, 5/15/2043	100,000	100,666
Manulife Financial Corp.,
4.15%, 3/4/2026	100,000	106,338
Marsh & McLennan Cos., Inc.,
4.80%, 7/15/2021	300,000	324,426
MetLife, Inc.,
3.08%, 12/15/2022	250,000	254,796
5.70%, 6/15/2035	86,000	107,114
6.40%, 12/15/2036	200,000	230,750
4.60%, 5/13/2046	85,000	94,263
Nationwide Financial Services, Inc.,
6.75%, 5/15/2037 (f)	75,000	84,188
Principal Financial Group, Inc.,
3.30%, 9/15/2022	250,000	256,576
Progressive Corp. (The),
3.75%, 8/23/2021	150,000	157,562
6.25%, 12/1/2032	113,000	147,525
Prudential Financial, Inc.,
5.38%, 6/21/2020	250,000	270,843
5.75%, 7/15/2033	103,000	125,619
6.63%, 6/21/2040	200,000	273,070
(ICE LIBOR USD 3 Month + 3.92%), 5.62%, 6/15/2043 (b)	150,000	162,975
Reinsurance Group of America, Inc.,
5.00%, 6/1/2021	100,000	107,561
Travelers Cos., Inc. (The),
4.00%, 5/30/2047	150,000	156,745
Travelers Property Casualty Corp.,
6.38%, 3/15/2033	133,000	174,490
Willis Towers Watson plc,
5.75%, 3/15/2021	100,000	109,673
WR Berkley Corp.,
4.75%, 8/1/2044	250,000	265,489
XLIT Ltd.,
4.45%, 3/31/2025	500,000	510,604

		8,677,337

Internet & Direct Marketing Retail 0.2%
Amazon.com, Inc.,
3.30%, 12/5/2021	250,000	260,272
2.80%, 8/22/2024 (c)	150,000	150,203
3.15%, 8/22/2027 (c)	250,000	251,496
4.80%, 12/5/2034	250,000	288,270
3.88%, 8/22/2037 (c)	250,000	259,143
4.05%, 8/22/2047 (c)	250,000	256,499
Expedia, Inc.,
5.95%, 8/15/2020	150,000	163,240
QVC, Inc.,
4.38%, 3/15/2023	100,000	104,176

		1,733,299

19

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Internet Software & Services 0.1%
Alibaba Group Holding Ltd.,
3.13%, 11/28/2021	$200,000	$203,901
Alphabet, Inc.,
3.63%, 5/19/2021	100,000	105,138
eBay, Inc.,
3.25%, 10/15/2020	100,000	102,828
3.80%, 3/9/2022	140,000	146,542

		558,409

IT Services 0.2%
Broadridge Financial Solutions, Inc.,
3.40%, 6/27/2026	80,000	78,954
DXC Technology Co.,
4.45%, 9/18/2022	100,000	105,744
Fidelity National Information Services, Inc.,
5.00%, 10/15/2025	250,000	278,402
Fiserv, Inc.,
4.75%, 6/15/2021	200,000	213,993
International Business Machines Corp.,
2.90%, 11/1/2021	150,000	153,785
3.45%, 2/19/2026	250,000	258,308
5.88%, 11/29/2032	250,000	318,185
Visa, Inc.,
3.15%, 12/14/2025	195,000	199,304
4.30%, 12/14/2045	350,000	387,548
Western Union Co. (The),
6.20%, 11/17/2036	100,000	108,464

		2,102,687

Life Sciences Tools & Services 0.1%
Bio-Rad Laboratories, Inc.,
4.88%, 12/15/2020	100,000	107,050
PerkinElmer, Inc.,
5.00%, 11/15/2021	100,000	107,978
Thermo Fisher Scientific, Inc.,
3.60%, 8/15/2021	250,000	259,722
3.20%, 8/15/2027	500,000	496,551

		971,301

Machinery 0.2%
Caterpillar, Inc.,
2.60%, 6/26/2022	250,000	251,693
6.05%, 8/15/2036	123,000	160,371
3.80%, 8/15/2042	97,000	100,285
Deere & Co.,
3.90%, 6/9/2042	100,000	105,238
Dover Corp.,
5.38%, 3/1/2041	50,000	60,667
IDEX Corp.,
4.20%, 12/15/2021	200,000	208,467
Illinois Tool Works, Inc.,
4.88%, 9/15/2041	200,000	233,396
Parker-Hannifin Corp.,
4.20%, 11/21/2034	250,000	266,039
Stanley Black & Decker, Inc.,
2.90%, 11/1/2022	150,000	151,346

		1,537,502

Corporate Bonds (continued)

	Principal Amount	Value

Media 1.1%
21st Century Fox America, Inc.,
4.00%, 10/1/2023	$250,000	$264,867
3.70%, 9/15/2024	100,000	104,162
3.70%, 10/15/2025	250,000	257,330
7.28%, 6/30/2028	53,000	67,770
6.55%, 3/15/2033	450,000	578,176
CBS Corp.,
2.50%, 2/15/2023	250,000	245,574
3.70%, 8/15/2024	250,000	259,018
5.50%, 5/15/2033	82,000	89,904
Charter Communications Operating LLC,
4.91%, 7/23/2025	330,000	351,060
3.75%, 2/15/2028 (c)	500,000	483,507
6.83%, 10/23/2055	250,000	300,372
Comcast Corp.,
3.00%, 2/1/2024	250,000	254,153
3.15%, 3/1/2026	250,000	251,670
3.30%, 2/1/2027	1,000,000	1,013,203
4.25%, 1/15/2033	250,000	269,315
7.05%, 3/15/2033	205,000	284,645
4.20%, 8/15/2034	150,000	160,066
6.50%, 11/15/2035	70,000	93,603
4.00%, 8/15/2047	250,000	251,218
3.97%, 11/1/2047 (c)	296,000	294,553
Discovery Communications LLC,
3.80%, 3/13/2024	500,000	511,950
3.45%, 3/15/2025	135,000	133,220
4.90%, 3/11/2026	50,000	53,738
5.00%, 9/20/2037	250,000	257,739
Grupo Televisa SAB,
5.00%, 5/13/2045	250,000	249,505
NBCUniversal Media LLC,
5.15%, 4/30/2020	250,000	269,238
5.95%, 4/1/2041	100,000	127,977
Omnicom Group, Inc.,
3.63%, 5/1/2022	50,000	52,142
3.60%, 4/15/2026	250,000	253,462
Time Warner Cable LLC,
5.50%, 9/1/2041	250,000	262,718
4.50%, 9/15/2042	250,000	230,219
Time Warner, Inc.,
2.95%, 7/15/2026	750,000	711,171
3.80%, 2/15/2027	1,000,000	999,564
Viacom, Inc.,
3.25%, 3/15/2023	400,000	393,547
4.38%, 3/15/2043	200,000	170,105
Walt Disney Co. (The),
3.00%, 2/13/2026	250,000	252,490
3.70%, 12/1/2042	250,000	249,922
3.00%, 7/30/2046	60,000	52,996
WPP Finance 2010,
4.75%, 11/21/2021	100,000	107,772
3.75%, 9/19/2024	250,000	256,430

		11,470,071

Metals & Mining 0.2%
Barrick Gold Corp.,
5.25%, 4/1/2042	200,000	232,780

20

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Mining (continued)
BHP Billiton Finance USA Ltd.,
6.42%, 3/1/2026	$55,000	$67,545
5.00%, 9/30/2043	250,000	297,637
Newmont Mining Corp.,
5.88%, 4/1/2035	164,000	196,034
Nucor Corp.,
4.00%, 8/1/2023	250,000	264,973
Rio Tinto Alcan, Inc.,
5.75%, 6/1/2035	144,000	173,894
Rio Tinto Finance USA plc,
2.88%, 8/21/2022	25,000	25,371
4.13%, 8/21/2042	150,000	157,884
Southern Copper Corp.,
6.75%, 4/16/2040	100,000	125,188
5.88%, 4/23/2045	150,000	175,345
Vale Overseas Ltd.,
6.88%, 11/21/2036	306,000	364,614
Vale SA,
5.63%, 9/11/2042	150,000	158,438

		2,239,703

Multiline Retail 0.1%
Kohl’s Corp.,
4.00%, 11/1/2021	100,000	103,688
3.25%, 2/1/2023	150,000	147,674
Macy’s Retail Holdings, Inc.,
6.90%, 4/1/2029	50,000	52,794
6.70%, 7/15/2034	150,000	153,460
Nordstrom, Inc.,
4.00%, 10/15/2021	250,000	257,606
Target Corp.,
2.50%, 4/15/2026 (e)	250,000	240,259
3.90%, 11/15/2047	250,000	246,893

		1,202,374

Multi-Utilities 0.5%
Ameren Corp.,
3.65%, 2/15/2026	250,000	256,546
Ameren Illinois Co.,
2.70%, 9/1/2022	350,000	354,031
Berkshire Hathaway Energy Co.,
3.50%, 2/1/2025	750,000	778,960
CenterPoint Energy, Inc.,
2.50%, 9/1/2022	250,000	249,149
CMS Energy Corp.,
3.00%, 5/15/2026	250,000	246,149
Consolidated Edison Co. of New York, Inc.,
5.70%, 6/15/2040	150,000	192,095
3.95%, 3/1/2043	250,000	258,712
Dominion Energy, Inc.,
5.20%, 8/15/2019	100,000	105,372
Series C, 2.00%, 8/15/2021	500,000	491,925
3.63%, 12/1/2024	250,000	258,702
Series B, 5.95%, 6/15/2035	174,000	217,578
Series C, 4.90%, 8/1/2041	250,000	277,559
NiSource Finance Corp.,
5.95%, 6/15/2041	150,000	186,705
Puget Energy, Inc.,
3.65%, 5/15/2025	250,000	255,972

Corporate Bonds (continued)

	Principal Amount	Value

Multi-Utilities (continued)
Sempra Energy,
4.05%, 12/1/2023	$200,000	$211,792
6.00%, 10/15/2039	100,000	126,934
Southern Co. Gas Capital Corp.,
4.40%, 6/1/2043	100,000	104,057
WEC Energy Group, Inc.,
3.55%, 6/15/2025	250,000	258,309

		4,830,547

Oil, Gas & Consumable Fuels 2.4%
Anadarko Petroleum Corp.,
5.55%, 3/15/2026 (e)	250,000	281,288
6.45%, 9/15/2036	269,000	326,625
Apache Corp.,
3.63%, 2/1/2021	250,000	257,421
4.75%, 4/15/2043	250,000	255,032
BP Capital Markets plc,
2.32%, 2/13/2020	250,000	252,030
4.50%, 10/1/2020	100,000	106,648
3.56%, 11/1/2021	250,000	262,035
3.06%, 3/17/2022	210,000	215,423
3.51%, 3/17/2025	250,000	258,635
Buckeye Partners LP,
4.15%, 7/1/2023	250,000	258,920
Canadian Natural Resources Ltd.,
6.25%, 3/15/2038	210,000	259,612
Cenovus Energy, Inc.,
5.40%, 6/15/2047 (c)	250,000	258,068
Chevron Corp.,
2.19%, 11/15/2019	55,000	55,422
2.36%, 12/5/2022	250,000	250,145
2.95%, 5/16/2026	250,000	250,513
Columbia Pipeline Group, Inc.,
3.30%, 6/1/2020	350,000	358,533
ConocoPhillips,
5.90%, 10/15/2032	123,000	151,083
6.50%, 2/1/2039	200,000	274,028
ConocoPhillips Co.,
2.40%, 12/15/2022	250,000	248,042
3.35%, 5/15/2025 (e)	250,000	257,567
4.15%, 11/15/2034	145,000	153,031
Devon Energy Corp.,
7.95%, 4/15/2032	250,000	336,438
Ecopetrol SA,
5.88%, 5/28/2045	325,000	322,563
El Paso Natural Gas Co. LLC,
8.37%, 6/15/2032	50,000	65,341
Enable Midstream Partners LP,
5.00%, 5/15/2044	150,000	148,405
Enbridge Energy Partners LP,
5.20%, 3/15/2020	250,000	265,605
5.88%, 10/15/2025	250,000	286,224
Enbridge, Inc.,
5.50%, 12/1/2046	150,000	176,596
Encana Corp.,
6.50%, 2/1/2038	250,000	310,921
Energy Transfer LP,
4.65%, 6/1/2021	100,000	106,305
5.20%, 2/1/2022	250,000	271,502
6.05%, 6/1/2041	100,000	108,879
6.50%, 2/1/2042	250,000	286,648

21

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
EnLink Midstream Partners LP,
4.85%, 7/15/2026	$250,000	$263,339
Enterprise Products Operating LLC,
6.13%, 10/15/2039	215,000	268,552
4.85%, 8/15/2042	150,000	162,940
4.95%, 10/15/2054	250,000	271,495
EOG Resources, Inc.,
5.63%, 6/1/2019	130,000	137,333
4.10%, 2/1/2021	200,000	211,414
Exxon Mobil Corp.,
3.18%, 3/15/2024	350,000	363,898
2.71%, 3/6/2025	250,000	251,769
3.04%, 3/1/2026	75,000	76,595
4.11%, 3/1/2046	200,000	217,812
Hess Corp.,
4.30%, 4/1/2027	250,000	251,796
7.30%, 8/15/2031	127,000	153,188
Husky Energy, Inc.,
3.95%, 4/15/2022	200,000	208,886
Kinder Morgan Energy Partners LP,
5.80%, 3/15/2035	144,000	158,421
6.38%, 3/1/2041	100,000	115,691
Kinder Morgan, Inc.,
3.05%, 12/1/2019	500,000	509,010
4.30%, 6/1/2025	85,000	89,336
5.30%, 12/1/2034	200,000	214,363
5.05%, 2/15/2046	500,000	515,911
Magellan Midstream Partners LP,
4.25%, 9/15/2046	200,000	200,094
Marathon Oil Corp.,
6.80%, 3/15/2032	82,000	96,768
Marathon Petroleum Corp.,
5.13%, 3/1/2021	300,000	324,338
6.50%, 3/1/2041	100,000	122,678
MPLX LP,
5.50%, 2/15/2023	250,000	257,425
4.50%, 7/15/2023	250,000	267,274
4.13%, 3/1/2027	250,000	257,173
Nexen Energy ULC,
5.88%, 3/10/2035	92,000	111,915
6.40%, 5/15/2037	250,000	325,844
Noble Energy, Inc.,
3.90%, 11/15/2024	250,000	257,758
6.00%, 3/1/2041	150,000	172,299
Occidental Petroleum Corp.,
3.13%, 2/15/2022	200,000	206,231
3.40%, 4/15/2026	140,000	143,891
3.00%, 2/15/2027	500,000	499,129
ONEOK Partners LP,
4.90%, 3/15/2025	250,000	269,818
ONEOK, Inc.,
4.95%, 7/13/2047	250,000	255,711
Petro-Canada,
5.95%, 5/15/2035	189,000	229,030
Petroleos Mexicanos,
6.38%, 2/4/2021	500,000	543,865
4.50%, 1/23/2026 (e)	250,000	246,875
6.50%, 3/13/2027 (c)	750,000	819,000

Corporate Bonds (continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)
6.63%, 6/15/2035	$301,000	$317,856
5.50%, 6/27/2044	80,000	72,272
6.38%, 1/23/2045	250,000	248,685
5.63%, 1/23/2046	100,000	90,665
6.75%, 9/21/2047	359,000	370,021
Phillips 66,
5.88%, 5/1/2042	150,000	187,471
Phillips 66 Partners LP,
3.75%, 3/1/2028	250,000	250,950
Pioneer Natural Resources Co.,
3.95%, 7/15/2022	50,000	52,386
Plains All American Pipeline LP,
4.70%, 6/15/2044	250,000	230,953
Sabine Pass Liquefaction LLC,
6.25%, 3/15/2022	250,000	281,472
5.00%, 3/15/2027	500,000	537,945
Spectra Energy Partners LP,
3.50%, 3/15/2025	250,000	253,704
Statoil ASA,
2.75%, 11/10/2021	500,000	509,339
2.45%, 1/17/2023	750,000	750,995
Suncor Energy, Inc.,
3.60%, 12/1/2024	120,000	124,140
Sunoco Logistics Partners Operations LP,
4.00%, 10/1/2027	500,000	497,335
5.35%, 5/15/2045	150,000	149,927
Total Capital International SA,
3.70%, 1/15/2024	500,000	529,990
TransCanada PipeLines Ltd.,
3.80%, 10/1/2020	250,000	260,241
4.63%, 3/1/2034	250,000	277,130
5.85%, 3/15/2036	150,000	185,013
Valero Energy Corp.,
3.65%, 3/15/2025	205,000	211,680
7.50%, 4/15/2032	82,000	110,273
6.63%, 6/15/2037	100,000	128,364
Williams Partners LP,
3.90%, 1/15/2025	250,000	257,001
5.40%, 3/4/2044	250,000	275,116

		24,885,317

Paper & Forest Products 0.0%†
Georgia-Pacific LLC,
8.88%, 5/15/2031	200,000	308,118

Pharmaceuticals 1.0%
Actavis, Inc.,
3.25%, 10/1/2022	200,000	203,262
Allergan Funding SCS,
3.45%, 3/15/2022	155,000	159,162
3.85%, 6/15/2024	40,000	41,499
4.55%, 3/15/2035	100,000	105,163
4.85%, 6/15/2044	150,000	160,599
4.75%, 3/15/2045	84,000	88,613
AstraZeneca plc,
3.38%, 11/16/2025	500,000	508,868
6.45%, 9/15/2037	140,000	187,461
Bristol-Myers Squibb Co.,
2.00%, 8/1/2022	350,000	346,038

22

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Pharmaceuticals (continued)
Eli Lilly & Co.,
2.75%, 6/1/2025	$45,000	$45,091
3.10%, 5/15/2027	500,000	505,328
GlaxoSmithKline Capital plc,
2.85%, 5/8/2022	250,000	255,628
GlaxoSmithKline Capital, Inc.,
5.38%, 4/15/2034	139,000	169,010
Johnson & Johnson,
2.95%, 9/1/2020	100,000	102,878
2.45%, 12/5/2021	250,000	253,807
2.05%, 3/1/2023	500,000	494,611
2.45%, 3/1/2026	75,000	73,261
4.95%, 5/15/2033	287,000	344,460
3.63%, 3/3/2037	250,000	260,521
Merck & Co., Inc.,
2.75%, 2/10/2025	220,000	219,283
4.15%, 5/18/2043	250,000	272,088
Mylan NV,
3.15%, 6/15/2021	750,000	758,531
3.95%, 6/15/2026	250,000	249,705
Novartis Capital Corp.,
2.40%, 5/17/2022	500,000	502,578
3.40%, 5/6/2024	500,000	524,249
3.00%, 11/20/2025	250,000	254,475
Pfizer, Inc.,
3.00%, 12/15/2026	250,000	252,624
7.20%, 3/15/2039	375,000	570,418
Pharmacia LLC,
6.60%, 12/1/2028	123,000	162,553
Shire Acquisitions Investments Ireland DAC,
2.40%, 9/23/2021	750,000	744,967
3.20%, 9/23/2026	190,000	185,230
Teva Pharmaceutical Finance Co. BV,
Series 2, 3.65%, 11/10/2021	32,000	31,687
Teva Pharmaceutical Finance Co. LLC,
6.15%, 2/1/2036	5,000	5,134
Teva Pharmaceutical Finance IV BV,
3.65%, 11/10/2021	82,000	81,198
Teva Pharmaceutical Finance Netherlands III BV,
3.15%, 10/1/2026 (e)	800,000	707,638
Zoetis, Inc.,
3.25%, 2/1/2023	50,000	51,430
4.50%, 11/13/2025	115,000	128,114

		10,007,162

Road & Rail 0.3%
Burlington Northern Santa Fe LLC,
7.95%, 8/15/2030	144,000	206,131
5.05%, 3/1/2041	350,000	414,428
4.70%, 9/1/2045	150,000	171,007
Canadian National Railway Co.,
6.90%, 7/15/2028	168,000	224,502
6.20%, 6/1/2036	64,000	85,223
Canadian Pacific Railway Co.,
4.50%, 1/15/2022	500,000	535,168
2.90%, 2/1/2025	250,000	249,833

Corporate Bonds (continued)

	Principal Amount	Value

Road & Rail (continued)
CSX Corp.,
5.50%, 4/15/2041	$100,000	$120,575
3.95%, 5/1/2050	250,000	240,608
Norfolk Southern Corp.,
2.90%, 2/15/2023	92,000	93,086
5.59%, 5/17/2025	59,000	67,545
4.84%, 10/1/2041	15,000	17,014
4.45%, 6/15/2045	50,000	54,459
4.05%, 8/15/2052 (c)	132,000	134,366
Ryder System, Inc.,
2.50%, 5/11/2020	105,000	105,742
Union Pacific Corp.,
3.25%, 8/15/2025	250,000	258,847
3.60%, 9/15/2037	250,000	254,391
4.15%, 1/15/2045	150,000	158,987
4.05%, 3/1/2046	105,000	110,956

		3,502,868

Semiconductors & Semiconductor Equipment 0.4%
Applied Materials, Inc.,
4.30%, 6/15/2021	300,000	321,183
4.35%, 4/1/2047	250,000	273,158
Broadcom Corp.,
3.63%, 1/15/2024 (c)	750,000	774,623
Intel Corp.,
1.70%, 5/19/2021	750,000	740,974
2.70%, 12/15/2022	250,000	254,483
3.70%, 7/29/2025	150,000	159,136
4.80%, 10/1/2041	200,000	236,408
4.10%, 5/11/2047	250,000	264,711
KLA-Tencor Corp.,
4.65%, 11/1/2024	215,000	234,199
Lam Research Corp.,
3.80%, 3/15/2025	145,000	150,719
QUALCOMM, Inc.,
(ICE LIBOR USD 3 Month + 0.45%), 1.77%, 5/20/2020 (b)	55,000	55,451
2.60%, 1/30/2023	70,000	69,796
3.25%, 5/20/2027	500,000	499,949
4.65%, 5/20/2035	250,000	272,784
Texas Instruments, Inc.,
1.75%, 5/1/2020	250,000	248,966

		4,556,540

Software 0.7%
Adobe Systems, Inc.,
3.25%, 2/1/2025	70,000	71,760
CA, Inc.,
4.50%, 8/15/2023	240,000	251,214
Microsoft Corp.,
3.00%, 10/1/2020	350,000	361,182
2.00%, 8/8/2023	250,000	243,981
3.63%, 12/15/2023	250,000	265,745
2.88%, 2/6/2024	185,000	188,006
2.40%, 8/8/2026	465,000	448,901
3.30%, 2/6/2027	250,000	258,685
3.50%, 2/12/2035	665,000	678,785
4.45%, 11/3/2045	75,000	85,413
3.70%, 8/8/2046	500,000	502,003

23

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Software (continued)
4.25%, 2/6/2047	$500,000	$550,990
4.50%, 2/6/2057	150,000	169,549
Oracle Corp.,
5.00%, 7/8/2019	100,000	105,389
2.25%, 10/8/2019	250,000	252,474
1.90%, 9/15/2021	500,000	494,785
2.40%, 9/15/2023	500,000	496,987
2.65%, 7/15/2026	495,000	485,691
3.25%, 5/15/2030	400,000	404,192
4.30%, 7/8/2034	350,000	385,325
4.00%, 7/15/2046	250,000	258,283

		6,959,340

Specialty Retail 0.2%
AutoZone, Inc.,
4.00%, 11/15/2020	200,000	208,964
3.25%, 4/15/2025	165,000	165,839
Bed Bath & Beyond, Inc.,
4.92%, 8/1/2034 (e)	250,000	226,546
Home Depot, Inc. (The),
1.80%, 6/5/2020	750,000	749,041
3.35%, 9/15/2025	45,000	46,530
5.88%, 12/16/2036	230,000	303,636
5.95%, 4/1/2041	100,000	132,266
4.40%, 3/15/2045	200,000	220,137
Lowe’s Cos., Inc.,
6.50%, 3/15/2029	164,000	211,531
4.25%, 9/15/2044	250,000	263,844

		2,528,334

Technology Hardware, Storage & Peripherals 0.6%
Apple, Inc.,
2.30%, 5/11/2022	1,000,000	1,000,400
3.45%, 5/6/2024	500,000	521,658
2.50%, 2/9/2025	170,000	167,441
3.25%, 2/23/2026	95,000	97,293
2.45%, 8/4/2026	190,000	183,645
3.35%, 2/9/2027	1,000,000	1,026,115
3.85%, 5/4/2043	250,000	252,716
4.38%, 5/13/2045	145,000	159,367
4.65%, 2/23/2046	230,000	262,182
Dell International LLC,
4.42%, 6/15/2021 (c)	500,000	525,753
6.02%, 6/15/2026 (c)	240,000	267,450
8.35%, 7/15/2046 (c)	150,000	194,381
Hewlett Packard Enterprise Co.,
4.90%, 10/15/2025	500,000	531,624
HP, Inc.,
4.65%, 12/9/2021	500,000	539,154
NetApp, Inc.,
3.38%, 6/15/2021	150,000	153,816
Seagate HDD Cayman,
4.75%, 1/1/2025	200,000	198,378
Xerox Corp.,
4.07%, 3/17/2022	100,000	101,805
4.80%, 3/1/2035	120,000	113,205

		6,296,383

Corporate Bonds (continued)

	Principal Amount	Value

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2,
4.30%, 6/1/2021	$100,000	$106,418
NIKE, Inc.,
3.38%, 11/1/2046	100,000	93,848
VF Corp.,
3.50%, 9/1/2021	200,000	207,818

		408,084

Thrifts & Mortgage Finance 0.0%†
BPCE SA,
4.00%, 4/15/2024	250,000	265,420

Tobacco 0.4%
Altria Group, Inc.,
9.25%, 8/6/2019	89,000	100,135
2.63%, 1/14/2020	250,000	253,348
2.85%, 8/9/2022	250,000	253,489
4.25%, 8/9/2042	100,000	103,683
5.38%, 1/31/2044	100,000	119,942
BAT Capital Corp.,
2.30%, 8/14/2020 (c)	150,000	150,054
2.76%, 8/15/2022 (c)	150,000	150,142
3.22%, 8/15/2024 (c)	150,000	150,992
3.56%, 8/15/2027 (c)	250,000	250,620
4.39%, 8/15/2037 (c)	250,000	256,810
4.54%, 8/15/2047 (c)	150,000	154,390
Philip Morris International, Inc.,
2.00%, 2/21/2020	500,000	499,991
3.60%, 11/15/2023	500,000	523,093
3.25%, 11/10/2024	350,000	356,816
4.88%, 11/15/2043	150,000	170,564
Reynolds American, Inc.,
4.45%, 6/12/2025	500,000	538,187
5.70%, 8/15/2035	75,000	88,523

		4,120,779

Water Utilities 0.0%†
American Water Capital Corp.,
4.30%, 9/1/2045	250,000	268,816
United Utilities plc,
5.38%, 2/1/2019	100,000	103,881

		372,697

Wireless Telecommunication Services 0.2%
America Movil SAB de CV,
5.00%, 3/30/2020	500,000	531,838
3.13%, 7/16/2022	500,000	510,863
6.38%, 3/1/2035	123,000	153,841
Rogers Communications, Inc.,
5.00%, 3/15/2044	250,000	284,013
Vodafone Group plc,
2.95%, 2/19/2023	250,000	252,420
7.88%, 2/15/2030	144,000	196,993
6.15%, 2/27/2037	75,000	92,272

		2,022,240

Total Corporate Bonds (cost $266,966,069)		276,893,044

24

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Foreign Government Securities 1.5%

	Principal Amount	Value

CANADA 0.3%
Canada Government Bond,
1.63%, 2/27/2019	$500,000	$500,255
Export Development Canada,
1.63%, 12/3/2019	750,000	747,933
Province of British Columbia Canada,
2.00%, 10/23/2022	500,000	494,092
Province of Manitoba,
1.75%, 5/30/2019	500,000	499,275
Province of Ontario,
2.00%, 1/30/2019	750,000	751,940
Province of Quebec,
2.88%, 10/16/2024	250,000	255,060
7.50%, 9/15/2029	200,000	285,440

		3,533,995

CHILE 0.0%†
Republic of Chile,
3.86%, 6/21/2047	250,000	253,375

COLOMBIA 0.2%
Republic of Colombia,
7.38%, 3/18/2019	600,000	642,000
3.88%, 4/25/2027	250,000	251,625
7.38%, 9/18/2037	250,000	330,000
5.00%, 6/15/2045	350,000	360,062

		1,583,687

HUNGARY 0.1%
Hungary Government Bond,
5.38%, 3/25/2024	750,000	852,534

ISRAEL 0.0%†
Israel Government Bond,
3.15%, 6/30/2023	250,000	256,625

ITALY 0.0%†
Republic of Italy,
5.38%, 6/15/2033	184,000	212,542

JAPAN 0.1%
Japan Bank for International Cooperation,
2.88%, 6/1/2027	1,000,000	1,008,398

MEXICO 0.2%
United Mexican States,
5.13%, 1/15/2020	250,000	267,500
3.63%, 3/15/2022	500,000	521,000
4.13%, 1/21/2026	250,000	260,500
6.75%, 9/27/2034	373,000	483,968
5.55%, 1/21/2045	200,000	223,800
4.60%, 1/23/2046	500,000	488,500
5.75%, 10/12/2110	200,000	209,500

		2,454,768

PANAMA 0.1%
Republic of Panama,
5.20%, 1/30/2020	250,000	268,125
6.70%, 1/26/2036	250,000	330,000

		598,125

Foreign Government Securities (continued)

	Principal Amount	Value

PERU 0.1%
Republic of Peru,
7.13%, 3/30/2019	$370,000	$399,785
4.13%, 8/25/2027	500,000	548,000
5.63%, 11/18/2050	200,000	252,400

		1,200,185

PHILIPPINES 0.1%
Republic of Philippines,
6.50%, 1/20/2020	250,000	274,680
7.75%, 1/14/2031	250,000	359,632
6.38%, 10/23/2034	250,000	334,879
3.70%, 3/1/2041	250,000	248,769

		1,217,960

POLAND 0.1%
Republic of Poland,
5.13%, 4/21/2021	125,000	136,472
5.00%, 3/23/2022	450,000	494,775
4.00%, 1/22/2024	250,000	267,869

		899,116

SOUTH KOREA 0.1%
Export-Import Bank of Korea,
4.00%, 1/29/2021	350,000	363,553
2.88%, 1/21/2025	350,000	342,677
Republic of Korea,
5.63%, 11/3/2025	200,000	236,660

		942,890

URUGUAY 0.1%
Oriental Republic of Uruguay,
4.50%, 8/14/2024	350,000	383,775
4.38%, 10/27/2027	250,000	270,250
5.10%, 6/18/2050	150,000	160,875

		814,900

Total Foreign Government Securities (cost $15,385,205)		15,829,100

Mortgage-Backed Securities 28.0%
FHLMC Gold Pool
Pool# G11399
5.50%, 4/1/2018	75	75
Pool# B10210
5.50%, 10/1/2018	2,039	2,057
Pool# E01604
5.50%, 3/1/2019	2,609	2,642
Pool# B15396
5.50%, 6/1/2019	2,458	2,461
Pool# G18007
6.00%, 7/1/2019	1,490	1,519
Pool# B16087
6.00%, 8/1/2019	10,433	10,598
Pool# G18022
5.50%, 11/1/2019	6,768	6,939
Pool# B14288
5.50%, 12/1/2019	3,065	3,104
Pool# J00935
5.00%, 12/1/2020	4,857	4,947

25

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# J00854
5.00%, 1/1/2021	$5,728	$5,834
Pool# J00855
5.50%, 1/1/2021	10,732	11,056
Pool# J01279
5.50%, 2/1/2021	2,676	2,756
Pool# J01570
5.50%, 4/1/2021	2,792	2,886
Pool# J06015
5.00%, 5/1/2021	17,081	17,396
Pool# J01771
5.00%, 5/1/2021	4,920	5,010
Pool# J05950
5.50%, 5/1/2021	31,962	33,013
Pool# G18122
5.00%, 6/1/2021	6,279	6,515
Pool# J01980
6.00%, 6/1/2021	6,125	6,133
Pool# J03074
5.00%, 7/1/2021	4,466	4,633
Pool# J03028
5.50%, 7/1/2021	1,080	1,108
Pool# J09912
4.00%, 6/1/2024	849,187	888,858
Pool# C00351
8.00%, 7/1/2024	294	324
Pool# D60780
8.00%, 6/1/2025	1,381	1,500
Pool# G30267
5.00%, 8/1/2025	157,927	170,762
Pool# J13883
3.50%, 12/1/2025	505,097	529,216
Pool# J18702
3.00%, 3/1/2027	246,081	252,310
Pool# J18127
3.00%, 3/1/2027	223,459	229,116
Pool# J19106
3.00%, 5/1/2027	100,703	103,254
Pool# J20471
3.00%, 9/1/2027	440,764	451,920
Pool# D82854
7.00%, 10/1/2027	940	1,008
Pool# G14609
3.00%, 11/1/2027	608,063	623,454
Pool# C00566
7.50%, 12/1/2027	1,037	1,181
Pool# G15100
2.50%, 7/1/2028	174,015	175,945
Pool# C18271
7.00%, 11/1/2028	1,727	1,882
Pool# C00678
7.00%, 11/1/2028	1,367	1,551
Pool# C00836
7.00%, 7/1/2029	572	648
Pool# C31285
7.00%, 9/1/2029	1,520	1,698
Pool# C31282
7.00%, 9/1/2029	67	69
Pool# C32914
8.00%, 11/1/2029	2,121	2,279

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# G18536
2.50%, 1/1/2030	$2,056,944	$2,067,587
Pool# C37436
8.00%, 1/1/2030	1,786	2,134
Pool# C36306
7.00%, 2/1/2030	498	516
Pool# C36429
7.00%, 2/1/2030	497	512
Pool# C00921
7.50%, 2/1/2030	1,137	1,312
Pool# G01108
7.00%, 4/1/2030	442	496
Pool# C37703
7.50%, 4/1/2030	950	1,050
Pool# G18552
3.00%, 5/1/2030	939,712	963,498
Pool# J32243
3.00%, 7/1/2030	843,063	864,489
Pool# J32257
3.00%, 7/1/2030	54,138	55,558
Pool# J32255
3.00%, 7/1/2030	51,452	52,759
Pool# C41561
8.00%, 8/1/2030	1,510	1,580
Pool# C01051
8.00%, 9/1/2030	1,918	2,229
Pool# C43550
7.00%, 10/1/2030	2,463	2,620
Pool# C44017
7.50%, 10/1/2030	355	362
Pool# C43967
8.00%, 10/1/2030	4,507	4,520
Pool# C44957
8.00%, 11/1/2030	1,681	1,859
Pool# C01106
7.00%, 12/1/2030	7,948	9,005
Pool# C01103
7.50%, 12/1/2030	926	1,112
Pool# C01116
7.50%, 1/1/2031	679	774
Pool# C46932
7.50%, 1/1/2031	513	532
Pool# C47287
7.50%, 2/1/2031	1,106	1,156
Pool# G01217
7.00%, 3/1/2031	8,260	9,434
Pool# C48206
7.50%, 3/1/2031	1,356	1,360
Pool# C91366
4.50%, 4/1/2031	140,888	150,978
Pool# G18601
3.00%, 5/1/2031	54,278	55,651
Pool# G18605
3.00%, 6/1/2031	28,905	29,636
Pool# C91377
4.50%, 6/1/2031	73,416	78,680
Pool# C53324
7.00%, 6/1/2031	1,251	1,316
Pool# C01209
8.00%, 6/1/2031	534	586

26

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# C54792
7.00%, 7/1/2031	$1,798	$1,876
Pool# C55071
7.50%, 7/1/2031	483	496
Pool# G01309
7.00%, 8/1/2031	1,479	1,703
Pool# G01311
7.00%, 9/1/2031	9,112	10,392
Pool# C01222
7.00%, 9/1/2031	1,006	1,161
Pool# G01315
7.00%, 9/1/2031	314	355
Pool# C58694
7.00%, 10/1/2031	4,672	5,171
Pool# C58647
7.00%, 10/1/2031	207	210
Pool# C60012
7.00%, 11/1/2031	598	618
Pool# C61298
8.00%, 11/1/2031	2,030	2,086
Pool# J35957
2.50%, 12/1/2031	478,865	481,343
Pool# C61105
7.00%, 12/1/2031	4,295	4,548
Pool# C01305
7.50%, 12/1/2031	737	817
Pool# C63171
7.00%, 1/1/2032	4,752	5,290
Pool# V61548
2.50%, 2/1/2032	494,962	497,523
Pool# C64121
7.50%, 2/1/2032	1,518	1,562
Pool# G01391
7.00%, 4/1/2032	16,032	18,472
Pool# C01345
7.00%, 4/1/2032	5,365	6,057
Pool# C65717
7.50%, 4/1/2032	3,248	3,325
Pool# C01370
8.00%, 4/1/2032	2,085	2,380
Pool# C66916
7.00%, 5/1/2032	13,481	15,024
Pool# C01381
8.00%, 5/1/2032	12,427	14,320
Pool# C68300
7.00%, 6/1/2032	6,828	7,596
Pool# C68290
7.00%, 6/1/2032	1,825	1,950
Pool# G01449
7.00%, 7/1/2032	10,036	11,388
Pool# C69908
7.00%, 8/1/2032	19,351	21,272
Pool# C91558
3.50%, 9/1/2032	159,515	166,183
Pool# G01536
7.00%, 3/1/2033	11,754	13,215
Pool# G30646
3.00%, 5/1/2033	222,645	227,843
Pool# G30642
3.00%, 5/1/2033	102,286	104,682

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# K90535
3.00%, 5/1/2033	$46,421	$47,460
Pool# A16419
6.50%, 11/1/2033	11,951	13,253
Pool# A16522
6.50%, 12/1/2033	24,180	27,269
Pool# C01806
7.00%, 1/1/2034	9,352	9,794
Pool# A21356
6.50%, 4/1/2034	37,452	41,856
Pool# C01851
6.50%, 4/1/2034	25,379	28,767
Pool# A24301
6.50%, 5/1/2034	37,580	41,677
Pool# A22067
6.50%, 5/1/2034	31,333	35,045
Pool# A24988
6.50%, 7/1/2034	8,706	9,655
Pool# G01741
6.50%, 10/1/2034	11,869	13,471
Pool# G08023
6.50%, 11/1/2034	22,687	25,298
Pool# A33137
6.50%, 1/1/2035	8,884	9,853
Pool# G08064
6.50%, 4/1/2035	9,588	11,013
Pool# G01947
7.00%, 5/1/2035	11,694	13,178
Pool# G08088
6.50%, 10/1/2035	100,886	113,666
Pool# A39759
5.50%, 11/1/2035	9,295	10,264
Pool# A40376
5.50%, 12/1/2035	9,379	10,457
Pool# A42305
5.50%, 1/1/2036	31,959	35,617
Pool# A41548
7.00%, 1/1/2036	13,525	14,976
Pool# G08111
5.50%, 2/1/2036	30,941	34,475
Pool# A43886
5.50%, 3/1/2036	386,730	439,888
Pool# A43861
5.50%, 3/1/2036	50,451	55,437
Pool# G08116
5.50%, 3/1/2036	33,131	36,985
Pool# A43534
6.50%, 3/1/2036	13,933	15,452
Pool# A48735
5.50%, 5/1/2036	10,045	11,038
Pool# G08136
6.50%, 6/1/2036	13,768	15,321
Pool# A53039
6.50%, 10/1/2036	34,742	38,529
Pool# A53219
6.50%, 10/1/2036	1,057	1,173
Pool# A57803
6.50%, 2/1/2037	99,181	109,993
Pool# G04251
6.50%, 4/1/2038	6,369	7,228

27

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# A79540
6.50%, 7/1/2038	$2,013	$2,232
Pool# G04569
6.50%, 8/1/2038	7,631	8,463
Pool# A84252
6.50%, 1/1/2039	20,735	23,181
Pool# A84287
6.50%, 1/1/2039	13,448	15,207
Pool# G05535
4.50%, 7/1/2039	1,081,328	1,159,110
Pool# A91165
5.00%, 2/1/2040	1,887,684	2,063,228
Pool# G60342
4.50%, 5/1/2042	220,578	236,341
Pool# G60195
4.00%, 6/1/2042	532,427	560,956
Pool# G07158
3.50%, 10/1/2042	336,737	347,843
Pool# Q12051
3.50%, 10/1/2042	197,058	203,564
Pool# G07163
3.50%, 10/1/2042	161,343	166,695
Pool# Q11532
3.50%, 10/1/2042	137,716	142,275
Pool# C09020
3.50%, 11/1/2042	704,704	727,994
Pool# G07264
3.50%, 12/1/2042	353,328	364,970
Pool# Q14881
3.50%, 1/1/2043	67,981	70,231
Pool# Q14292
3.50%, 1/1/2043	67,851	70,103
Pool# Q15884
3.00%, 2/1/2043	683,195	687,830
Pool# V80002
2.50%, 4/1/2043	350,751	338,886
Pool# Q16915
3.00%, 4/1/2043	645,842	650,157
Pool# Q17675
3.50%, 4/1/2043	346,915	358,396
Pool# Q18523
3.50%, 5/1/2043	930,233	960,911
Pool# Q18751
3.50%, 6/1/2043	1,369,488	1,414,819
Pool# G07410
3.50%, 7/1/2043	123,587	127,944
Pool# G07459
3.50%, 8/1/2043	636,586	657,634
Pool# G60038
3.50%, 1/1/2044	928,476	959,154
Pool# Q26869
4.00%, 6/1/2044	1,038,120	1,099,393
Pool# G07946
4.00%, 7/1/2044	181,831	192,053
Pool# Q28607
3.50%, 9/1/2044	184,328	190,430
Pool# Q30833
4.00%, 1/1/2045	17,150	18,002
Pool# G60400
4.50%, 1/1/2045	185,032	200,003

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# Q34167
4.00%, 6/1/2045	$642,201	$674,089
Pool# Q34165
4.00%, 6/1/2045	325,913	342,095
Pool# V81873
4.00%, 8/1/2045	47,884	50,262
Pool# Q38357
4.00%, 1/1/2046	18,344	19,255
Pool# Q39434
3.50%, 3/1/2046	70,175	72,238
Pool# Q39440
4.00%, 3/1/2046	22,111	23,209
Pool# G08704
4.50%, 4/1/2046	38,054	40,638
Pool# Q40097
4.50%, 4/1/2046	3,584	3,827
Pool# G60582
3.50%, 5/1/2046	188,031	194,224
Pool# Q40718
3.50%, 5/1/2046	70,051	72,062
Pool# G08707
4.00%, 5/1/2046	330,940	347,372
Pool# Q40649
4.00%, 5/1/2046	294,779	309,416
Pool# G08708
4.50%, 5/1/2046	27,324	29,179
Pool# Q40728
4.50%, 5/1/2046	5,896	6,296
Pool# Q41903
3.50%, 7/1/2046	337,519	347,209
Pool# Q41491
3.50%, 7/1/2046	48,319	49,706
Pool# Q41935
3.50%, 7/1/2046	22,700	23,447
Pool# Q41947
4.50%, 7/1/2046	15,673	16,738
Pool# Q42596
3.50%, 8/1/2046	315,362	324,415
Pool# Q42393
3.50%, 8/1/2046	61,433	63,196
Pool# Q42203
3.50%, 8/1/2046	45,637	47,006
Pool# V82617
3.50%, 9/1/2046	195,525	201,600
Pool# G08722
3.50%, 9/1/2046	57,686	59,342
Pool# G60733
4.50%, 9/1/2046	68,454	74,208
Pool# Q44223
3.50%, 11/1/2046	43,247	44,488
Pool# Q44473
3.50%, 11/1/2046	39,693	40,832
Pool# G08734
4.00%, 11/1/2046	455,301	477,908
Pool# V82849
3.00%, 12/1/2046	2,013,390	2,021,597
Pool# G08737
3.00%, 12/1/2046	1,709,216	1,712,785
Pool# G08738
3.50%, 12/1/2046	1,555,534	1,600,190

28

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FHLMC Gold Pool (continued)
Pool# Q45024
3.50%, 12/1/2046	$83,859	$86,753
Pool# G08748
3.50%, 2/1/2047	88,617	91,161
Pool# G08749
4.00%, 2/1/2047	795,278	834,766
Pool# G08751
3.50%, 3/1/2047	403,505	415,089
Pool# G08752
4.00%, 3/1/2047	633,238	664,680
Pool# G08754
4.50%, 3/1/2047	126,486	135,075
Pool# Q47592
3.50%, 4/1/2047	193,797	199,360
Pool# Q47484
3.50%, 4/1/2047	79,070	81,524
Pool# G60988
3.00%, 5/1/2047	1,232,833	1,236,907
Pool# Q48098
3.50%, 5/1/2047	298,335	307,597
Pool# G08762
4.00%, 5/1/2047	1,544,537	1,621,228
Pool# Q48237
4.50%, 5/1/2047	789,672	843,294
Pool# G08767
4.00%, 6/1/2047	96,773	101,578
Pool# G61011
4.50%, 6/1/2047	194,263	209,503
Pool# G08771
4.00%, 7/1/2047	914,616	960,496
Pool# G08774
3.50%, 8/1/2047	221,781	228,148
Pool# G08776
4.50%, 8/1/2047	199,363	212,922
Pool# G08779
3.50%, 9/1/2047	3,971,875	4,085,899
Pool# G08780
4.00%, 9/1/2047	2,716,854	2,853,224
Pool# G08781
4.50%, 9/1/2047	716,418	765,296
Pool# G08786
4.50%, 10/1/2047	513,663	550,724
Pool# G08790
4.50%, 11/1/2047	400,000	427,307
FHLMC Non Gold Pool
Pool# 1B8478
3.23%, 7/1/2041 (a)	150,155	156,850
Pool# 2B0108
3.49%, 1/1/2042 (a)	8,257	8,670
FHLMC TBA
2.50%, 11/15/2032	4,419,000	4,439,186
3.00%, 11/15/2032	3,023,000	3,097,759
3.50%, 11/15/2032	650,000	676,597
3.50%, 6/15/2044	6,439,000	6,619,342
3.00%, 9/15/2044	11,217,000	11,226,640
2.50%, 11/15/2047	25,000	24,138
4.00%, 11/15/2047	2,335,754	2,451,264
4.50%, 11/15/2047	61,000	65,165

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool
Pool# 969977
5.00%, 5/1/2023	$204,639	$208,449
Pool# AA2549
4.00%, 4/1/2024	93,597	97,836
Pool# 935348
5.50%, 6/1/2024	13,628	13,696
Pool# AC1374
4.00%, 8/1/2024	112,309	117,331
Pool# AC1529
4.50%, 9/1/2024	48,138	50,017
Pool# AD0244
4.50%, 10/1/2024	36,557	38,318
Pool# AD4089
4.50%, 5/1/2025	335,759	352,201
Pool# 890216
4.50%, 7/1/2025	65,022	68,037
Pool# AH1361
3.50%, 12/1/2025	214,206	223,152
Pool# AH1518
3.50%, 12/1/2025	117,565	122,141
Pool# AE6384
4.00%, 1/1/2026	21,263	22,354
Pool# AL0298
4.00%, 5/1/2026	314,588	331,173
Pool# AB4277
3.00%, 1/1/2027	938,826	964,566
Pool# AP4746
3.00%, 8/1/2027	151,205	155,347
Pool# AP7855
3.00%, 9/1/2027	924,460	949,795
Pool# AP4640
3.00%, 9/1/2027	94,946	97,418
Pool# AQ5096
3.00%, 11/1/2027	206,978	212,649
Pool# AB6887
3.00%, 11/1/2027	159,830	164,163
Pool# AQ4532
3.00%, 11/1/2027	125,248	128,681
Pool# AQ3758
3.00%, 11/1/2027	102,193	104,996
Pool# AQ7406
3.00%, 11/1/2027	96,561	99,217
Pool# AB6886
3.00%, 11/1/2027	80,236	82,435
Pool# AQ2884
3.00%, 12/1/2027	91,632	94,003
Pool# AS0487
2.50%, 9/1/2028	350,835	354,603
Pool# 930998
4.50%, 4/1/2029	57,819	61,944
Pool# MA0243
5.00%, 11/1/2029	25,515	27,689
Pool# AL8077
3.50%, 12/1/2029	30,534	31,733
Pool# MA0268
5.00%, 12/1/2029	20,669	22,426
Pool# AX7727
2.50%, 3/1/2030	550,235	554,618
Pool# AD5655
5.00%, 5/1/2030	57,307	62,206

29

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AB1038
5.00%, 5/1/2030	$31,608	$34,309
Pool# MA0443
5.00%, 5/1/2030	30,767	33,384
Pool# AS5412
2.50%, 7/1/2030	80,685	81,329
Pool# AS5420
3.00%, 7/1/2030	116,181	119,285
Pool# AL7152
3.50%, 7/1/2030	780,311	814,798
Pool# AS5702
2.50%, 8/1/2030	601,512	606,310
Pool# AZ4898
2.50%, 8/1/2030	375,124	378,114
Pool# AY8448
3.00%, 8/1/2030	373,229	383,180
Pool# AZ5718
3.00%, 9/1/2030	489,281	502,326
Pool# AZ2953
3.00%, 9/1/2030	472,257	484,876
Pool# MA0559
5.00%, 9/1/2030	12,066	13,100
Pool# AS6060
3.00%, 10/1/2030	546,400	560,989
Pool# AZ9234
3.50%, 10/1/2030	42,037	43,679
Pool# AS6272
2.50%, 12/1/2030	113,115	113,698
Pool# AH1515
4.00%, 12/1/2030	446,438	472,665
Pool# AD0716
6.50%, 12/1/2030	310,812	352,374
Pool# BA6532
2.50%, 1/1/2031	95,162	95,653
Pool# MA0641
4.00%, 2/1/2031	454,128	480,731
Pool# 560868
7.50%, 2/1/2031	523	531
Pool# AS6919
3.50%, 3/1/2031	94,756	98,577
Pool# BC5968
2.50%, 4/1/2031	140,706	141,431
Pool# AL8561
3.50%, 6/1/2031	73,179	76,527
Pool# AS8038
2.50%, 10/1/2031	368,929	370,831
Pool# AS8612
3.00%, 10/1/2031	156,673	160,629
Pool# 607212
7.50%, 10/1/2031	4,546	4,761
Pool# 607632
6.50%, 11/1/2031	90	100
Pool# MA2871
3.00%, 1/1/2032	271,402	278,254
Pool# AS8609
3.00%, 1/1/2032	126,764	129,964
Pool# AL9585
3.50%, 1/1/2032	33,408	34,992
Pool# BM1036
2.50%, 2/1/2032	1,083,803	1,089,446

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AS8767
3.00%, 2/1/2032	$117,327	$120,452
Pool# AL9899
3.00%, 3/1/2032	173,526	178,154
Pool# MA1029
3.50%, 4/1/2032	386,125	402,447
Pool# AS9695
3.50%, 5/1/2032	162,710	170,681
Pool# 890786
3.50%, 6/1/2032	107,510	112,904
Pool# MA1107
3.50%, 7/1/2032	104,855	109,281
Pool# BH6610
3.50%, 7/1/2032	32,269	33,634
Pool# BH5355
3.50%, 8/1/2032	48,936	51,114
Pool# MA1166
3.50%, 9/1/2032	608,527	634,222
Pool# MA3188
3.00%, 11/1/2032	389,381	399,212
Pool# 656559
6.50%, 2/1/2033	26,473	29,343
Pool# 694846
6.50%, 4/1/2033	9,434	10,456
Pool# AB9402
3.00%, 5/1/2033	272,517	278,867
Pool# AB9403
3.00%, 5/1/2033	107,572	110,076
Pool# AB9300
3.00%, 5/1/2033	97,195	99,447
Pool# 254767
5.50%, 6/1/2033	711,664	794,416
Pool# MA1527
3.00%, 8/1/2033	549,081	561,867
Pool# 750229
6.50%, 10/1/2033	23,131	25,639
Pool# 725228
6.00%, 3/1/2034	721,929	822,905
Pool# 725424
5.50%, 4/1/2034	796,077	889,836
Pool# 788027
6.50%, 9/1/2034	17,904	19,845
Pool# 735141
5.50%, 1/1/2035	408,761	456,797
Pool# 735227
5.50%, 2/1/2035	452,546	505,607
Pool# AL4260
5.50%, 9/1/2036	56,972	63,647
Pool# 310104
5.50%, 8/1/2037	435,571	486,753
Pool# 955194
7.00%, 11/1/2037	261,375	292,473
Pool# AC9890
3.44%, 4/1/2040 (a)	724,341	756,067
Pool# AD8536
5.00%, 8/1/2040	1,761,191	1,914,574
Pool# AB1735
3.50%, 11/1/2040	8,804	9,057
Pool# AB2067
3.50%, 1/1/2041	498,898	516,400

30

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AB2068
3.50%, 1/1/2041	$288,544	$298,184
Pool# 932888
3.50%, 1/1/2041	161,715	167,925
Pool# 932891
3.50%, 1/1/2041	28,603	29,672
Pool# AL6521
5.00%, 4/1/2041	1,081,601	1,192,378
Pool# AL0390
5.00%, 5/1/2041	419,613	456,589
Pool# AL5863
4.50%, 6/1/2041	689,885	740,924
Pool# AJ1249
3.30%, 9/1/2041 (a)	180,266	188,223
Pool# AI9920
4.00%, 9/1/2041	20,501	21,612
Pool# AI9851
4.50%, 9/1/2041	68,932	74,162
Pool# AL0761
5.00%, 9/1/2041	719,446	782,848
Pool# AJ5431
4.50%, 10/1/2041	112,480	120,453
Pool# AL0933
5.00%, 10/1/2041	154,707	168,197
Pool# AJ4861
4.00%, 12/1/2041	276,376	291,297
Pool# AL1437
2.76%, 1/1/2042 (a)	110,418	114,993
Pool# AX5316
4.50%, 1/1/2042	26,035	28,034
Pool# AL2499
4.50%, 1/1/2042	12,669	13,627
Pool# AX5297
5.00%, 1/1/2042	33,943	36,891
Pool# AK0714
3.44%, 2/1/2042 (a)	18,043	18,846
Pool# AW8167
3.50%, 2/1/2042	655,914	677,292
Pool# AB5185
3.50%, 5/1/2042	459,331	474,198
Pool# AO3575
4.50%, 5/1/2042	63,565	67,962
Pool# 890621
5.00%, 5/1/2042	104,050	113,068
Pool# AO4647
3.50%, 6/1/2042	767,272	792,020
Pool# AO8036
4.50%, 7/1/2042	1,137,361	1,222,859
Pool# AP1961
2.45%, 8/1/2042 (a)	154,618	159,195
Pool# AP2092
4.50%, 8/1/2042	33,967	36,310
Pool# AP6579
3.50%, 9/1/2042	872,785	901,173
Pool# AP7489
4.00%, 9/1/2042	583,218	614,695
Pool# AP6756
4.00%, 9/1/2042	15,384	16,227
Pool# AL2782
4.50%, 9/1/2042	108,631	116,830

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AB6524
3.50%, 10/1/2042	$1,531,466	$1,580,282
Pool# AB7074
3.00%, 11/1/2042	1,230,452	1,237,819
Pool# AB6786
3.50%, 11/1/2042	492,733	508,443
Pool# AL2677
3.50%, 11/1/2042	231,829	239,412
Pool# AB7362
3.00%, 12/1/2042	660,351	664,312
Pool# MA1273
3.50%, 12/1/2042	371,351	383,557
Pool# AR4210
3.50%, 1/1/2043	306,528	316,206
Pool# AR8213
3.50%, 4/1/2043	330,159	340,943
Pool# AB9238
3.00%, 5/1/2043	810,687	815,540
Pool# AB9237
3.00%, 5/1/2043	586,416	590,566
Pool# AB9236
3.00%, 5/1/2043	133,936	135,020
Pool# AB9362
3.50%, 5/1/2043	607,897	629,034
Pool# AT4145
3.00%, 6/1/2043	296,401	298,176
Pool# AB9814
3.00%, 7/1/2043	794,196	798,947
Pool# AS0203
3.00%, 8/1/2043	345,044	347,111
Pool# AS0255
4.50%, 8/1/2043	265,317	284,247
Pool# AL6951
3.50%, 10/1/2043	542,294	559,518
Pool# AS2276
4.50%, 4/1/2044	473,405	506,989
Pool# AW1006
4.00%, 5/1/2044	202,610	215,385
Pool# AL7767
4.50%, 6/1/2044	16,952	18,252
Pool# AS3161
4.00%, 8/1/2044	641,378	673,699
Pool# BC5090
4.00%, 10/1/2044	88,390	92,900
Pool# AS3946
4.00%, 12/1/2044	732,810	777,502
Pool# AL9555
4.00%, 2/1/2045	1,814,208	1,910,173
Pool# AX9524
4.00%, 2/1/2045	570,384	607,093
Pool# AS4418
4.00%, 2/1/2045	400,101	425,848
Pool# AS4375
4.00%, 2/1/2045	271,847	289,353
Pool# AL6889
4.50%, 2/1/2045	127,534	138,410
Pool# AY1312
3.50%, 3/1/2045	1,191,730	1,233,059
Pool# AS4578
4.00%, 3/1/2045	196,167	208,800

31

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# AS4921
3.50%, 5/1/2045	$808,912	$835,273
Pool# AS5012
4.00%, 5/1/2045	764,611	813,849
Pool# AZ2323
4.00%, 7/1/2045	388,419	409,516
Pool# AL7207
4.50%, 8/1/2045	157,809	171,285
Pool# AZ2947
4.00%, 9/1/2045	482,829	506,935
Pool# BA2164
3.00%, 11/1/2045	106,371	106,510
Pool# AS6213
4.00%, 11/1/2045	48,873	51,310
Pool# AS6282
3.50%, 12/1/2045	1,336,033	1,379,532
Pool# AS6311
3.50%, 12/1/2045	1,035,107	1,064,817
Pool# BC0326
3.50%, 12/1/2045	240,000	246,889
Pool# AS6527
4.00%, 1/1/2046	167,677	176,033
Pool# BC2667
4.00%, 2/1/2046	53,499	56,161
Pool# AL9781
4.50%, 2/1/2046	263,382	283,305
Pool# BC0300
3.50%, 3/1/2046	211,212	217,274
Pool# BA6972
4.00%, 3/1/2046	78,002	81,885
Pool# BC0823
3.50%, 4/1/2046	245,227	252,266
Pool# AS7026
4.00%, 4/1/2046	334,248	350,953
Pool# AS7108
4.00%, 5/1/2046	807,987	848,285
Pool# AS7251
4.00%, 5/1/2046	413,681	434,322
Pool# AS7593
3.50%, 7/1/2046	991,889	1,023,397
Pool# AS7594
3.50%, 7/1/2046	914,543	943,591
Pool# BC1216
3.50%, 7/1/2046	873,972	901,720
Pool# AS7545
3.50%, 7/1/2046	380,627	391,552
Pool# BC1452
4.00%, 7/1/2046	1,089,094	1,143,884
Pool# AL8858
4.00%, 7/1/2046	103,830	109,138
Pool# BD1425
3.50%, 8/1/2046	1,024,617	1,054,027
Pool# BD4890
3.50%, 8/1/2046	784,931	807,461
Pool# AS7760
4.00%, 8/1/2046	265,617	280,504
Pool# AS7648
4.00%, 8/1/2046	243,190	255,381
Pool# AS7795
4.00%, 8/1/2046	179,738	188,748

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# BD3911
4.00%, 8/1/2046	$28,514	$29,938
Pool# BD3923
4.00%, 8/1/2046	25,224	26,481
Pool# AS7770
4.50%, 8/1/2046	32,807	35,121
Pool# AL8947
3.50%, 9/1/2046	33,269	34,369
Pool# AL9263
3.00%, 10/1/2046	114,167	114,537
Pool# AS8141
4.00%, 10/1/2046	884,651	931,472
Pool# BC4766
4.50%, 10/1/2046	45,561	48,712
Pool# AS8154
4.50%, 10/1/2046	33,529	35,869
Pool# AS8369
3.50%, 11/1/2046	709,708	732,275
Pool# BE5067
3.50%, 11/1/2046	508,700	523,301
Pool# BE5038
4.00%, 11/1/2046	29,692	31,704
Pool# MA2833
3.00%, 12/1/2046	2,072,512	2,074,856
Pool# AS8488
3.00%, 12/1/2046	151,675	152,240
Pool# BM1121
3.50%, 12/1/2046	575,118	595,181
Pool# AL9697
3.00%, 1/1/2047	410,249	411,780
Pool# AS8647
3.00%, 1/1/2047	291,562	292,510
Pool# AS8692
3.50%, 1/1/2047	328,200	337,832
Pool# BE7115
4.50%, 1/1/2047	25,816	27,614
Pool# BE2971
4.00%, 2/1/2047	126,587	132,904
Pool# MA2930
4.00%, 3/1/2047	2,430,209	2,552,981
Pool# AS9463
3.50%, 4/1/2047	425,663	440,514
Pool# AS9451
3.50%, 4/1/2047	418,839	430,861
Pool# BD7122
4.00%, 4/1/2047	806,308	847,479
Pool# AS9454
4.00%, 4/1/2047	496,104	521,354
Pool# AS9467
4.00%, 4/1/2047	24,211	25,631
Pool# AS9394
4.50%, 4/1/2047	116,463	124,544
Pool# BE9590
3.50%, 5/1/2047	808,287	831,487
Pool# AS9577
3.50%, 5/1/2047	219,603	226,955
Pool# AS9586
4.00%, 5/1/2047	1,358,517	1,442,002
Pool# BM1268
4.00%, 5/1/2047	395,098	418,540

32

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

FNMA Pool (continued)
Pool# BE3611
4.00%, 5/1/2047	$211,506	$223,414
Pool# MA2995
4.00%, 5/1/2047	209,016	219,628
Pool# BE3670
3.50%, 6/1/2047	505,491	520,000
Pool# AS9794
3.50%, 6/1/2047	239,957	248,433
Pool# BM1295
4.50%, 6/1/2047	208,720	223,176
Pool# BE9624
4.50%, 6/1/2047	110,885	118,591
Pool# BM1551
3.50%, 7/1/2047	318,572	329,708
Pool# AS9909
3.50%, 7/1/2047	174,073	180,193
Pool# MA3058
4.00%, 7/1/2047	487,515	512,460
Pool# AS9973
4.00%, 7/1/2047	27,171	28,565
Pool# MA3073
4.50%, 7/1/2047	615,665	658,417
Pool# MA3087
3.50%, 8/1/2047	625,508	643,462
Pool# BM1658
3.50%, 8/1/2047	302,947	313,018
Pool# BH7375
3.50%, 8/1/2047	173,695	178,680
Pool# CA0084
4.50%, 8/1/2047	455,105	486,731
Pool# CA0265
4.00%, 9/1/2047	861,176	905,593
Pool# MA3121
4.00%, 9/1/2047	123,834	130,205
Pool# MA3150
4.50%, 10/1/2047	118,373	126,563
Pool# MA3182
3.50%, 11/1/2047	1,255,000	1,291,022
Pool# MA3184
4.50%, 11/1/2047	553,242	591,519
FNMA TBA
2.50%, 11/25/2032	5,834,000	5,860,435
3.00%, 11/25/2032	3,189,598	3,268,341
3.50%, 11/25/2032	351,000	364,629
4.00%, 11/25/2032	224,000	231,368
2.50%, 11/25/2047	550,000	530,980
3.00%, 11/25/2047	18,286,000	18,296,001
3.50%, 11/25/2047	5,584,000	5,740,396
4.00%, 11/25/2047	1,294,750	1,358,982
4.50%, 11/25/2047	1,711,000	1,829,433
5.00%, 11/25/2047	94,000	102,040
5.50%, 11/25/2047	23,000	25,378
GNMA I Pool
Pool# 279461
9.00%, 11/15/2019	175	177
Pool# 376510
7.00%, 5/15/2024	953	1,017
Pool# 457801
7.00%, 8/15/2028	2,053	2,213

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 486936
6.50%, 2/15/2029	$1,163	$1,337
Pool# 502969
6.00%, 3/15/2029	3,935	4,425
Pool# 487053
7.00%, 3/15/2029	1,792	1,957
Pool# 781014
6.00%, 4/15/2029	2,939	3,340
Pool# 509099
7.00%, 6/15/2029	2,502	2,565
Pool# 470643
7.00%, 7/15/2029	9,813	10,340
Pool# 434505
7.50%, 8/15/2029	73	76
Pool# 416538
7.00%, 10/15/2029	157	157
Pool# 524269
8.00%, 11/15/2029	4,753	4,797
Pool# 781124
7.00%, 12/15/2029	8,282	9,677
Pool# 507396
7.50%, 9/15/2030	33,288	34,753
Pool# 531352
7.50%, 9/15/2030	2,025	2,081
Pool# 536334
7.50%, 10/15/2030	139	143
Pool# 540659
7.00%, 1/15/2031	637	646
Pool# 486019
7.50%, 1/15/2031	1,407	1,568
Pool# 535388
7.50%, 1/15/2031	438	448
Pool# 537406
7.50%, 2/15/2031	296	299
Pool# 528589
6.50%, 3/15/2031	25,714	28,465
Pool# 508473
7.50%, 4/15/2031	4,119	4,551
Pool# 544470
8.00%, 4/15/2031	2,102	2,120
Pool# 781287
7.00%, 5/15/2031	3,917	4,546
Pool# 781319
7.00%, 7/15/2031	1,153	1,366
Pool# 485879
7.00%, 8/15/2031	6,844	7,597
Pool# 572554
6.50%, 9/15/2031	34,787	38,509
Pool# 781328
7.00%, 9/15/2031	3,873	4,567
Pool# 555125
7.00%, 9/15/2031	554	560
Pool# 550991
6.50%, 10/15/2031	851	942
Pool# 571267
7.00%, 10/15/2031	853	949
Pool# 574837
7.50%, 11/15/2031	1,636	1,675
Pool# 555171
6.50%, 12/15/2031	991	1,097

33

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 781380
7.50%, 12/15/2031	$1,163	$1,396
Pool# 781481
7.50%, 1/15/2032	5,748	6,861
Pool# 580972
6.50%, 2/15/2032	145	160
Pool# 781401
7.50%, 2/15/2032	3,464	4,179
Pool# 781916
6.50%, 3/15/2032	63,072	72,168
Pool# 552474
7.00%, 3/15/2032	3,734	4,168
Pool# 781478
7.50%, 3/15/2032	2,271	2,729
Pool# 781429
8.00%, 3/15/2032	3,863	4,727
Pool# 781431
7.00%, 4/15/2032	14,107	16,732
Pool# 552616
7.00%, 6/15/2032	30,835	34,227
Pool# 570022
7.00%, 7/15/2032	15,860	18,103
Pool# 595077
6.00%, 10/15/2032	6,903	7,831
Pool# 596657
7.00%, 10/15/2032	3,268	3,357
Pool# 552903
6.50%, 11/15/2032	109,418	121,180
Pool# 552952
6.00%, 12/15/2032	5,793	6,513
Pool# 602102
6.00%, 2/15/2033	11,640	13,087
Pool# 588192
6.00%, 2/15/2033	5,790	6,554
Pool# 553144
5.50%, 4/15/2033	24,608	27,528
Pool# 604243
6.00%, 4/15/2033	10,148	11,468
Pool# 611526
6.00%, 5/15/2033	6,587	7,406
Pool# 553320
6.00%, 6/15/2033	26,044	29,599
Pool# 573916
6.00%, 11/15/2033	26,151	29,401
Pool# 604788
6.50%, 11/15/2033	60,275	66,723
Pool# 781688
6.00%, 12/15/2033	35,348	40,144
Pool# 604875
6.00%, 12/15/2033	29,236	33,203
Pool# 781690
6.00%, 12/15/2033	14,205	16,467
Pool# 781699
7.00%, 12/15/2033	6,193	7,108
Pool# 621856
6.00%, 1/15/2034	25,681	28,873
Pool# 564799
6.00%, 3/15/2034	56,042	63,849
Pool# 630038
6.50%, 8/15/2034	49,761	55,084

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# 781804
6.00%, 9/15/2034	$41,437	$47,113
Pool# 781847
6.00%, 12/15/2034	30,395	34,507
Pool# 486921
5.50%, 2/15/2035	10,540	11,819
Pool# 781902
6.00%, 2/15/2035	32,901	37,174
Pool# 649513
5.50%, 10/15/2035	296,973	332,213
Pool# 649510
5.50%, 10/15/2035	141,343	158,460
Pool# 652207
5.50%, 3/15/2036	33,170	36,739
Pool# 655519
5.00%, 5/15/2036	37,157	40,282
Pool# 652539
5.00%, 5/15/2036	16,376	18,058
Pool# 606308
5.50%, 5/15/2036	23,997	26,739
Pool# 606314
5.50%, 5/15/2036	5,451	6,037
Pool# 656666
6.00%, 6/15/2036	30,868	35,062
Pool# 657912
6.50%, 8/15/2036	5,082	5,626
Pool# 704630
5.50%, 7/15/2039	51,746	57,410
Pool# 757039
4.00%, 12/15/2040	331,700	353,235
Pool# 757038
4.00%, 12/15/2040	246,534	262,852
Pool# 757044
4.00%, 12/15/2040	103,021	109,100
Pool# 742235
4.00%, 12/15/2040	99,970	105,511
Pool# 755656
4.00%, 12/15/2040	99,818	106,471
Pool# 755655
4.00%, 12/15/2040	69,534	74,107
Pool# 757043
4.00%, 12/15/2040	54,035	57,636
Pool# 756631
4.00%, 12/15/2040	28,436	30,319
Pool# 742244
4.00%, 1/15/2041	225,272	240,128
Pool# 755959
4.00%, 1/15/2041	223,528	238,489
Pool# 753826
4.00%, 1/15/2041	87,174	92,917
Pool# 690662
4.00%, 1/15/2041	79,687	84,889
Pool# 719486
4.00%, 1/15/2041	42,686	45,639
Pool# 757557
4.00%, 2/15/2041	50,135	53,119
Pool# 757555
4.00%, 2/15/2041	45,892	48,919
Pool# AD6012
3.50%, 4/15/2043	441,623	461,168

34

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA I Pool (continued)
Pool# AD7471
3.50%, 4/15/2043	$409,832	$427,974
Pool# AA6307
3.50%, 4/15/2043	311,457	324,289
Pool# AD9472
3.50%, 4/15/2043	228,362	238,695
Pool# AD7472
3.50%, 4/15/2043	219,237	229,157
Pool# AB3946
3.50%, 4/15/2043	147,789	154,335
Pool# AA6403
3.00%, 5/15/2043	953,860	971,983
GNMA II Pool
Pool# 3851
5.50%, 5/20/2036	217,378	239,875
Pool# 4559
5.00%, 10/20/2039	343,982	379,810
Pool# 4715
5.00%, 6/20/2040	348,802	385,073
Pool# 4747
5.00%, 7/20/2040	193,710	211,938
Pool# 4771
4.50%, 8/20/2040	584,334	628,166
Pool# 4834
4.50%, 10/20/2040	1,511,502	1,624,883
Pool# 737727
4.00%, 12/20/2040	1,076,912	1,146,399
Pool# 737730
4.00%, 12/20/2040	333,468	355,038
Pool# 4923
4.50%, 1/20/2041	219,447	235,954
Pool# 4978
4.50%, 3/20/2041	33,294	35,793
Pool# 5017
4.50%, 4/20/2041	366,682	394,189
Pool# 5082
4.50%, 6/20/2041	609,678	655,416
Pool# 5175
4.50%, 9/20/2041	438,849	471,791
Pool# 675523
3.50%, 3/20/2042	424,718	443,120
Pool# MA0392
3.50%, 9/20/2042	1,557,493	1,624,452
Pool# MA0534
3.50%, 11/20/2042	877,654	915,386
Pool# MA0852
3.50%, 3/20/2043	960,145	1,001,426
Pool# MA0934
3.50%, 4/20/2043	1,129,518	1,178,081
Pool# AF1001
3.50%, 6/20/2043	320,263	334,592
Pool# MA1376
4.00%, 10/20/2043	1,002,794	1,063,850
Pool# MA2824
2.50%, 5/20/2045	460,844	452,259
Pool# MA2891
3.00%, 6/20/2045	2,400,508	2,431,126
Pool# AO1103
3.50%, 9/20/2045	688,625	717,613

Mortgage-Backed Securities (continued)

	Principal Amount	Value

GNMA II Pool (continued)
Pool# AO1099
3.50%, 9/20/2045	$23,253	$24,230
Pool# MA3173
3.50%, 10/20/2045	17,250	17,922
Pool# MA3243
3.00%, 11/20/2045	224,752	227,618
Pool# MA3309
3.00%, 12/20/2045	453,757	459,545
Pool# MA3876
4.50%, 8/20/2046	27,699	29,498
Pool# MA3939
4.50%, 9/20/2046	16,249	17,251
Pool# MA4004
3.50%, 10/20/2046	1,066,412	1,107,519
Pool# MA4126
3.00%, 12/20/2046	1,641,192	1,662,125
Pool# MA4127
3.50%, 12/20/2046	2,807,062	2,915,265
Pool# MA4262
3.50%, 2/20/2047	4,349,701	4,517,368
Pool# MA4382
3.50%, 4/20/2047	1,811,999	1,881,846
Pool# AZ1974
3.50%, 4/20/2047	262,083	273,519
Pool# MA4452
4.00%, 5/20/2047	2,976,464	3,128,479
Pool# MA4511
4.00%, 6/20/2047	1,035,564	1,090,412
Pool# MA4586
3.50%, 7/20/2047	1,859,172	1,930,837
Pool# MA4587
4.00%, 7/20/2047	1,507,511	1,588,581
Pool# BC1888
3.50%, 8/20/2047	367,331	383,333
Pool# MA4652
3.50%, 8/20/2047	298,600	310,110
Pool# MA4654
4.50%, 8/20/2047	188,750	200,554
Pool# MA4720
4.00%, 9/20/2047	449,091	473,198
Pool# MA4721
4.50%, 9/20/2047	543,571	577,903
Pool# MA4722
5.00%, 9/20/2047	40,790	43,924
Pool# MA4778
3.50%, 10/20/2047	1,782,878	1,851,602
Pool# MA4839
4.50%, 11/20/2047	250,000	266,572
GNMA TBA
4.50%, 10/20/2041	19,000	20,140
4.00%, 6/20/2044	3,908,500	4,103,925
3.50%, 12/20/2044	9,561,000	9,919,164
3.00%, 2/20/2045	18,593,000	18,813,065
2.50%, 11/15/2047	300,000	293,438
3.00%, 11/15/2047	500,000	505,889
5.00%, 11/15/2047	934,000	1,002,507

Total Mortgage-Backed Securities (cost $289,537,155)		289,608,103

35

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Municipal Bonds 0.6%

	Principal Amount	Value

California 0.3%
Bay Area Toll Authority, RB, Series F-2, 6.26%, 4/1/2049	$150,000	$218,542
California State, GO, 7.60%, 11/1/2040	100,000	156,931
East Bay Municipal Utility District, RB, 5.87%, 6/1/2040	100,000	132,161
Los Angeles Community College District, GO, 6.75%, 8/1/2049	100,000	151,942
Los Angeles Unified School District, GO, Series RY, 6.76%, 7/1/2034	100,000	139,448
Los Angeles, Department of Water & Power, RB, Series D, 6.57%, 7/1/2045	210,000	308,935
San Diego County Water Authority, RB, Series B, 6.14%, 5/1/2049	125,000	173,523
Santa Clara Valley Transportation Authority, RB, Series A, 5.88%, 4/1/2032	200,000	243,056
State of California, GO
7.55%, 4/1/2039	125,000	192,697
7.63%, 3/1/2040	320,000	492,237
University of California, RB
Series AX, 3.06%, 7/1/2025	50,000	51,047
Series R, 5.77%, 5/15/2043	50,000	65,118
Series AD, 4.86%, 5/15/2112	200,000	217,670

		2,543,307

Connecticut 0.0%†
State of Connecticut, GO, Series D, 5.09%, 10/1/2030	200,000	220,680

Georgia 0.0%†
Municipal Electric Authority of Georgia, Refunding, RB, Series A, 6.66%, 4/1/2057	150,000	186,369

Illinois 0.1%
State of Illinois, GO
5.88%, 3/1/2019	100,000	103,557
5.10%, 6/1/2033	535,000	539,408

		642,965

Massachusetts 0.0%†
Commonwealth of Massachusetts, RB, Series A, 5.73%, 6/1/2040	150,000	193,233

New Jersey 0.1%
New Jersey Economic Development Authority, RB, NATL-RE Insured, Series A, 7.43%, 2/15/2029	150,000	186,441
New Jersey State Turnpike Authority, RB, Series F, 7.41%, 1/1/2040	215,000	327,095

Municipal Bonds (continued)

	Principal Amount	Value

New Jersey (continued)
Rutgers-State University of New Jersey, RB, Series H, 5.67%, 5/1/2040	$250,000	$303,262

		816,798

New York 0.1%
Metropolitan Transportation Authority, RB, Series C, 7.34%, 11/15/2039	140,000	214,040
New York City Municipal Water Finance Authority, Water and Sewer System Revenue Taxable, Second General Resolution, RB, 5.88%, 6/15/2044	100,000	134,766
New York City Transitional Finance Authority, Future Tax Secured, RB, Series B, 5.57%, 11/1/2038	100,000	124,934
Port Authority of New York & New Jersey, RB
6.04%, 12/1/2029	300,000	384,147
4.46%, 10/1/2062	100,000	112,010

		969,897

Oregon 0.0%†
Oregon School Boards Association, Limited Tax Pension, GO, AGM Insured, 5.53%, 6/30/2028	200,000	233,088

Texas 0.0%†
Dallas Independent School District, Texas School Building, GO, PSF-GTD, Series C, 6.45%, 2/15/2035	150,000	169,520
Texas State Taxable Build America Bond, GO, 5.52%, 4/1/2039	50,000	64,049
Texas Transportation Commission, RB, Series B, 5.18%, 4/1/2030	100,000	120,022

		353,591

Wisconsin 0.0%†
State of Wisconsin Bond, RB, Series C, 3.15%, 5/1/2027	20,000	19,996

Total Municipal Bonds (cost $5,240,126)		6,179,924

Supranational 1.4%
African Development Bank, 1.38%, 02/12/2020	500,000	495,310
Asian Development Bank
1.75%, 1/10/2020	500,000	499,836
1.50%, 1/22/2020	750,000	745,254
1.75%, 6/8/2021	500,000	495,855

36

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

Supranational (continued)

	Principal Amount	Value

European Investment Bank
1.25%, 12/16/2019	$1,000,000	$988,399
1.38%, 6/15/2020	500,000	493,948
1.63%, 6/15/2021	500,000	492,847
1.38%, 9/15/2021	1,000,000	974,908
2.25%, 3/15/2022	750,000	754,530
2.50%, 10/15/2024	500,000	504,786
Inter-American Development Bank
1.75%, 10/15/2019	1,000,000	1,000,333
1.63%, 5/12/2020	750,000	746,821
1.88%, 3/15/2021	250,000	249,469
2.13%, 1/18/2022	500,000	501,125
1.75%, 9/14/2022	250,000	245,655
International Bank for Reconstruction & Development
0.88%, 8/15/2019	2,000,000	1,970,820
1.88%, 10/7/2019	1,000,000	1,002,797
1.13%, 11/27/2019	1,000,000	987,346
7.63%, 1/19/2023	677,000	855,070

Total Supranational (cost $13,962,970)		14,005,109

U.S. Government Agency Securities 1.7%
FHLB
1.38%, 5/28/2019	2,000,000	1,993,634
1.38%, 2/18/2021	2,000,000	1,971,170
1.88%, 11/29/2021	1,200,000	1,197,074
5.50%, 7/15/2036	300,000	406,266
FHLMC
3.75%, 3/27/2019	1,475,000	1,519,785
1.13%, 8/12/2021	1,137,000	1,106,696
2.38%, 1/13/2022	2,000,000	2,028,658
6.75%, 9/15/2029	388,000	543,172
6.75%, 3/15/2031	400,000	577,246
6.25%, 7/15/2032	365,000	513,816
FNMA
1.00%, 8/28/2019	3,500,000	3,460,971
1.25%, 8/17/2021	785,000	766,107
2.13%, 4/24/2026	1,000,000	970,293
6.25%, 5/15/2029	500,000	672,581
Tennessee Valley Authority, 4.88%, 01/15/2048	300,000	380,248

Total U.S. Government Agency Securities (cost $17,648,259)		18,107,717

U.S. Treasury Obligations 36.9%
U.S. Treasury Bonds
8.13%, 8/15/2019	1,500,000	1,673,789
8.50%, 2/15/2020	700,000	808,965
8.13%, 5/15/2021	2,800,000	3,407,359
8.13%, 8/15/2021	1,800,000	2,213,156
6.25%, 8/15/2023	869,000	1,065,713
6.00%, 2/15/2026	1,444,500	1,851,161
6.13%, 11/15/2027	1,000,000	1,337,500
5.00%, 5/15/2037	1,500,000	2,041,641
4.38%, 2/15/2038	1,000,000	1,266,016
3.50%, 2/15/2039	500,000	562,988

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Bonds (continued)
4.25%, 5/15/2039	$1,000,000	$1,247,500
4.50%, 8/15/2039	185,000	238,469
4.38%, 11/15/2039	280,000	355,261
4.38%, 5/15/2040	550,000	698,887
3.88%, 8/15/2040	600,000	711,351
4.25%, 11/15/2040	500,000	625,391
4.75%, 2/15/2041	2,000,000	2,678,047
3.75%, 8/15/2041	2,500,000	2,914,355
3.13%, 11/15/2041	4,300,000	4,536,836
3.13%, 2/15/2042	3,250,000	3,426,719
2.75%, 8/15/2042	2,000,000	1,971,406
2.88%, 5/15/2043	2,250,000	2,262,041
3.63%, 8/15/2043	4,200,000	4,804,570
3.75%, 11/15/2043	1,850,000	2,161,754
3.63%, 2/15/2044	1,000,000	1,145,625
3.38%, 5/15/2044	1,700,000	1,868,340
3.13%, 8/15/2044	2,400,000	2,524,406
3.00%, 11/15/2044	8,000,000	8,218,125
3.00%, 5/15/2045	800,000	821,187
2.88%, 8/15/2045	1,750,000	1,752,666
3.00%, 11/15/2045	3,200,000	3,282,250
2.50%, 2/15/2046	2,500,000	2,318,262
2.50%, 5/15/2046	2,450,000	2,269,600
2.25%, 8/15/2046	1,800,000	1,578,164
2.88%, 11/15/2046	3,200,000	3,200,000
3.00%, 2/15/2047	3,400,000	3,485,133
3.00%, 5/15/2047	1,500,000	1,537,676
U.S. Treasury Notes
1.38%, 11/30/2018	4,000,000	3,994,219
1.25%, 12/31/2018	8,000,000	7,975,625
1.38%, 12/31/2018	10,750,000	10,732,783
1.50%, 12/31/2018	2,000,000	1,999,687
1.13%, 1/15/2019	1,750,000	1,742,002
1.50%, 1/31/2019	7,000,000	6,997,812
1.38%, 2/28/2019	5,000,000	4,990,820
1.50%, 2/28/2019	5,000,000	4,998,633
1.00%, 3/15/2019	3,000,000	2,978,673
1.25%, 3/31/2019	5,000,000	4,980,273
1.50%, 3/31/2019	2,000,000	1,999,141
1.13%, 5/31/2019	2,000,000	1,987,187
1.50%, 5/31/2019	1,000,000	999,219
1.25%, 6/30/2019	990,000	984,857
1.63%, 6/30/2019	2,000,000	2,001,562
1.00%, 8/31/2019	2,000,000	1,979,219
1.25%, 8/31/2019	2,480,000	2,465,275
1.75%, 9/30/2019	3,000,000	3,008,672
1.50%, 11/30/2019	7,000,000	6,983,047
1.13%, 12/31/2019	4,000,000	3,957,969
1.63%, 12/31/2019	3,990,000	3,989,377
1.38%, 1/31/2020	5,500,000	5,467,988
3.63%, 2/15/2020	2,610,000	2,726,227
1.25%, 2/29/2020	2,100,000	2,080,887
1.38%, 2/29/2020	6,000,000	5,960,859
1.38%, 3/31/2020	2,500,000	2,482,520
1.13%, 4/30/2020	1,500,000	1,479,961
1.50%, 5/15/2020	6,500,000	6,469,785
3.50%, 5/15/2020	2,000,000	2,090,859
1.50%, 5/31/2020	4,500,000	4,478,379
1.50%, 7/15/2020	3,500,000	3,481,133

37

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Bonds (continued)
1.38%, 8/31/2020	$1,000,000	$990,586
2.13%, 8/31/2020	2,000,000	2,022,187
2.00%, 9/30/2020	8,000,000	8,061,875
1.75%, 10/31/2020	5,500,000	5,501,504
2.63%, 11/15/2020	2,360,000	2,421,120
1.63%, 11/30/2020	2,000,000	1,992,031
1.75%, 12/31/2020	8,000,000	7,993,438
2.13%, 1/31/2021	4,000,000	4,042,188
3.63%, 2/15/2021	2,500,000	2,646,582
1.25%, 3/31/2021	2,000,000	1,962,969
2.25%, 4/30/2021	2,000,000	2,028,672
3.13%, 5/15/2021	4,750,000	4,961,523
1.38%, 5/31/2021	2,000,000	1,968,047
1.13%, 6/30/2021	2,000,000	1,948,984
2.13%, 6/30/2021	300,000	302,871
2.25%, 7/31/2021	3,300,000	3,345,504
1.13%, 9/30/2021	1,900,000	1,845,598
2.00%, 11/15/2021	1,000,000	1,004,531
1.75%, 11/30/2021	2,000,000	1,987,578
1.88%, 11/30/2021	2,000,000	1,998,672
2.00%, 12/31/2021	2,000,000	2,006,172
1.50%, 1/31/2022	5,000,000	4,911,523
1.75%, 2/28/2022	7,000,000	6,943,945
1.88%, 2/28/2022	3,500,000	3,489,883
1.75%, 3/31/2022	4,000,000	3,965,000
1.75%, 4/30/2022	2,000,000	1,981,016
1.88%, 4/30/2022	2,000,000	1,991,719
1.75%, 5/15/2022	1,700,000	1,685,258
1.75%, 5/31/2022	2,000,000	1,980,156
1.75%, 6/30/2022	1,000,000	989,414
2.13%, 6/30/2022	500,000	502,988
1.88%, 7/31/2022	4,000,000	3,976,875
2.00%, 7/31/2022	4,500,000	4,500,879
1.63%, 8/15/2022	1,200,000	1,180,406
1.63%, 8/31/2022	5,000,000	4,912,891
1.88%, 8/31/2022	3,500,000	3,478,262
1.88%, 10/31/2022	2,000,000	1,985,469
2.00%, 11/30/2022	2,200,000	2,196,648
2.13%, 12/31/2022	1,000,000	1,003,828
1.75%, 1/31/2023	1,500,000	1,476,797
1.50%, 2/28/2023	2,000,000	1,943,125
1.50%, 3/31/2023	2,500,000	2,426,270
1.63%, 5/31/2023	2,000,000	1,950,312
1.38%, 6/30/2023	2,700,000	2,594,848
2.50%, 8/15/2023	3,800,000	3,881,344
1.38%, 8/31/2023	700,000	671,398
1.38%, 9/30/2023	3,000,000	2,874,492
2.75%, 11/15/2023	3,000,000	3,104,648
2.13%, 11/30/2023	3,900,000	3,896,953
2.25%, 1/31/2024	1,000,000	1,004,844
2.75%, 2/15/2024	1,500,000	1,551,035
2.13%, 2/29/2024	3,500,000	3,489,746
2.13%, 3/31/2024	1,000,000	996,406
2.50%, 5/15/2024	1,700,000	1,731,543
2.00%, 5/31/2024	6,500,000	6,421,035
2.00%, 6/30/2024	1,500,000	1,481,016
1.88%, 8/31/2024	2,000,000	1,956,953
2.13%, 9/30/2024	2,000,000	1,987,344
2.25%, 11/15/2024	3,160,000	3,162,716
2.00%, 2/15/2025	3,645,000	3,581,640

U.S. Treasury Obligations (continued)

	Principal Amount	Value

U.S. Treasury Notes (continued)
2.13%, 5/15/2025	$4,600,000	$4,553,461
2.00%, 8/15/2025	4,700,000	4,602,879
2.25%, 11/15/2025	3,500,000	3,486,328
1.63%, 5/15/2026	190,000	179,595
1.50%, 8/15/2026	1,000,000	933,359
2.00%, 11/15/2026	700,000	679,820
2.25%, 2/15/2027	1,300,000	1,287,457
2.38%, 5/15/2027	4,000,000	4,001,875

Total U.S. Treasury Obligations (cost $381,457,997)		381,944,990

Short-Term Investments 8.7%

	Shares

Money Market Funds 8.7%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96% (g)(h)	52,845	52,845
Fidelity Investments Money Market Prime Money Market Portfolio —Institutional Class, 1.22% (g)	89,510,430	89,537,283

		89,590,128

	Principal Amount

U.S. Government Agency Security 0.0%†
Financing Corp., 4.66%, 11/30/2017	$12,000	12,086

Total Short-Term Investments (cost $89,609,963)		89,602,214

Repurchase Agreement 0.2%
Royal Bank of Canada 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $2,185,829, collateralized by U.S. Treasury Notes, ranging from 1.88% -2.25%, maturing 1/31/2022 - 2/15/2027; total market value $2,229,486. (h)(i)	2,185,768	2,185,768

Total Repurchase Agreement (cost $2,185,768)		2,185,768

Total Investments (cost $1,106,667,117) — 108.1%		1,119,051,048

Liabilities in excess of other assets — (8.1)%		(83,550,578)

NET ASSETS — 100.0%		$1,035,500,470

38

Statement of Investments (Continued)

October 31, 2017

Nationwide Bond Index Fund (Continued)

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. See Note 7 for further information. The interest rate shown was the current rate as of October 31, 2017.

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2017.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2017 was $6,938,811 which represents 0.67% of net assets.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at October 31, 2017.

(e)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $2,175,660, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $52,845 and $2,185,768, respectively, a total value of $2,238,613.
(f)	Investment in affiliate.

(g)	Represents 7-day effective yield as of October 31, 2017.

(h)	Security or a portion of the security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $2,238,613.

(i)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ACES	Alternative Credit Enhancement Services

AGM	Assured Guaranty Municipal Corp.

FHLB	Federal Home Loan Bank

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation

ICE	Intercontinental Exchange

LIBOR	London Interbank Offered Rate

NATL	National Public Finance Guarantee Corp.

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

RE	Reinsured

REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced; Security is subject to delayed delivery

Currency:

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

39

Statement of Assets and Liabilities

October 31, 2017

Nationwide Bond Index Fund
Assets:
Investment securities of affiliated issuers, at value (cost $43,857)	$84,188
Investment securities of unaffiliated issuers, at value* (cost $1,104,437,492)	1,116,781,092
Repurchase agreement, at value (cost $2,185,768)	2,185,768
Cash	26,000,098
Interest and dividends receivable	6,069,277
Security lending income receivable	1,211
Receivable for investments sold	7,232,494
Receivable for capital shares issued	651,877
Reclaims receivable	635
Prepaid expenses	22,431

Total Assets	1,159,029,071

Liabilities:
Payable for investments purchased	119,095,384
Distributions payable	51,174
Payable for capital shares redeemed	1,784,428
Payable upon return of securities loaned (Note 2)	2,238,613
Accrued expenses and other payables:
Investment advisory fees	170,469
Fund administration fees	35,156
Distribution fees	46,821
Administrative servicing fees	34,374
Accounting and transfer agent fees	7,369
Trustee fees	2,587
Custodian fees	4,627
Compliance program costs (Note 3)	668
Professional fees	44,864
Printing fees	7,539
Other	4,528

Total Liabilities	123,528,601

Net Assets	$1,035,500,470

Represented by:
Capital	$1,024,317,599
Accumulated distributions in excess of net investment income	(17,223)
Accumulated net realized losses from investment securities of affiliated and unaffiliated issuers	(1,183,837)
Net unrealized appreciation/(depreciation) in investment securities of affiliated issuers	40,331
Net unrealized appreciation/(depreciation) in investment securities of unaffiliated issuers	12,343,600

Net Assets	$1,035,500,470

Net Assets:
Class A Shares	$213,022,268
Class C Shares	1,938,975
Class R6 Shares	820,367,755
Institutional Service Class Shares	171,472

Total	$1,035,500,470

40

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Bond Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	19,288,914
Class C Shares	175,627
Class R6 Shares	74,426,126
Institutional Service Class Shares	15,563

Total	93,906,230

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$11.04
Class C Shares (b)	$11.04
Class R6 Shares	$11.02
Institutional Service Class Shares	$11.02
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.29

Maximum Sales Charge:
Class A Shares	2.25%

*	Includes value of securities on loan of $2,175,660 (Note 2).
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $500,000, a contingent deferred sales charge of 0.75% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

41

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Bond Index Fund
INVESTMENT INCOME:
Interest income from unaffiliated issuers	$22,363,776
Dividend income from unaffiliated issuers	576,731
Income from securities lending (Note 2)	12,273
Interest income from affiliated issuers	5,063

Total Income	22,957,843

EXPENSES:
Investment advisory fees	1,826,771
Fund administration fees	299,116
Distribution fees Class A	495,266
Distribution fees Class C	21,104
Administrative servicing fees Class A	316,974
Administrative servicing fees Class C	1,828
Administrative servicing fees Institutional Service Class (a)	109
Registration and filing fees	55,960
Professional fees	111,939
Printing fees	23,114
Trustee fees	27,564
Custodian fees	34,516
Accounting and transfer agent fees	47,072
Compliance program costs (Note 3)	4,136
Other	19,273

Total Expenses	3,284,742

NET INVESTMENT INCOME	19,673,101

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities of unaffiliated issuers	308,575
Net change in unrealized appreciation/depreciation in the value of investment securities of affiliated issuers	5,061
Investment securities of unaffiliated issuers	(14,193,210)
TBA Sale Commitments	(1,841)

Net change in unrealized appreciation/depreciation	(14,189,990)

Net realized/unrealized losses	(13,881,415)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,791,686

(a)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

42

Statements of Changes in Net Assets

	Nationwide Bond Index Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016
Operations:
Net investment income	$19,673,101		$18,450,288
Net realized gains	308,575		2,934,902
Net change in unrealized appreciation/depreciation	(14,189,990)		11,110,817

Change in net assets resulting from operations	5,791,686		32,496,007

Distributions to Shareholders From:
Net investment income:
Class A	(3,819,448)		(3,613,988)
Class C	(26,304)		(24,494)
Class R6 (a)	(17,249,276)		(16,603,187)
Institutional Service Class	(1,602	)(b)	–
Net realized gains:
Class A	(233,252)		(955,654)
Class C	(2,844)		(7,168)
Class R6 (a)	(852,897)		(3,764,054)
Institutional Service Class	(12	)(b)	–

Change in net assets from shareholder distributions	(22,185,635)		(24,968,545)

Change in net assets from capital transactions	151,978,779		(118,601,947)

Change in net assets	135,584,830		(111,074,485)

Net Assets:
Beginning of year	899,915,640		1,010,990,125

End of year	$1,035,500,470		$899,915,640

Accumulated distributions in excess of net investment income at end of year	$(17,223)		$(18,009)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$67,423,523		$46,868,541
Dividends reinvested	3,497,166		4,136,927
Cost of shares redeemed	(40,138,712)		(73,259,448)

Total Class A Shares	30,781,977		(22,253,980)

Class C Shares
Proceeds from shares issued	802,281		1,484,506
Dividends reinvested	26,741		27,833
Cost of shares redeemed	(1,103,012)		(867,972)

Total Class C Shares	(273,990)		644,367

Class R6 Shares (a)
Proceeds from shares issued	300,754,828		132,065,808
Dividends reinvested	18,102,163		20,356,842
Cost of shares redeemed	(197,557,877)		(249,414,984)

Total Class R6 Shares	121,299,114		(96,992,334)

Institutional Service Class Shares
Proceeds from shares issued	177,960	(b)	–
Dividends reinvested	1,614	(b)	–
Cost of shares redeemed	(7,896	)(b)	–
Total Institutional Service Class Shares	171,678	(b)	–

Change in net assets from capital transactions	$151,978,779		$(118,601,947)

43

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Index Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A Shares
Issued	6,119,628		4,173,986
Reinvested	317,759		370,532
Redeemed	(3,643,105)		(6,578,708)

Total Class A Shares	2,794,282		(2,034,190)

Class C Shares
Issued	72,081		132,312
Reinvested	2,432		2,490
Redeemed	(100,196)		(77,499)

Total Class C Shares	(25,683)		57,303

Class R6 Shares (a)
Issued	27,342,496		11,799,978
Reinvested	1,647,429		1,824,804
Redeemed	(17,982,840)		(22,457,771)

Total Class R6 Shares	11,007,085		(8,832,989)

Institutional Service Class Shares
Issued	16,133	(b)	–
Reinvested	146	(b)	–
Redeemed	(716	)(b)	–

Total Institutional Service Class Shares	15,563	(b)	–

Total change in shares	13,791,247		(10,809,876)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(b)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

44

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2017	$11.25	0.20	(0.19)	0.01	(0.21)	(0.01)	(0.22)	$11.04	0.17%		$213,022,268	0.67%	1.77%	0.67%	213.42%
Year Ended October 31, 2016	$11.14	0.20	0.20	0.40	(0.23)	(0.06)	(0.29)	$11.25	3.63%		$185,557,723	0.67%	1.81%	0.67%	147.02%
Year Ended October 31, 2015	$11.31	0.18	(0.03)	0.15	(0.20)	(0.12)	(0.32)	$11.14	1.36%		$206,342,539	0.66%	1.64%	0.66%	297.27%
Year Ended October 31, 2014	$11.34	0.22	0.18	0.40	(0.24)	(0.19)	(0.43)	$11.31	3.64%		$206,721,780	0.66%	1.96%	0.66%	227.55%
Year Ended October 31, 2013	$11.91	0.22	(0.43)	(0.21)	(0.26)	(0.10)	(0.36)	$11.34	(1.82%	)	$178,667,547	0.66%	1.91%	0.66%	195.99%

Class C Shares
Year Ended October 31, 2017	$11.25	0.12	(0.18)	(0.06)	(0.14)	(0.01)	(0.15)	$11.04	(0.51%	)	$1,938,975	1.35%	1.09%	1.35%	213.42%
Year Ended October 31, 2016	$11.14	0.13	0.19	0.32	(0.15)	(0.06)	(0.21)	$11.25	2.95%		$2,264,316	1.33%	1.13%	1.33%	147.02%
Year Ended October 31, 2015	$11.31	0.11	(0.04)	0.07	(0.12)	(0.12)	(0.24)	$11.14	0.68%		$1,603,592	1.34%	0.95%	1.34%	297.27%
Year Ended October 31, 2014	$11.35	0.15	0.16	0.31	(0.16)	(0.19)	(0.35)	$11.31	2.89%		$623,307	1.31%	1.31%	1.31%	227.55%
Year Ended October 31, 2013	$11.92	0.15	(0.43)	(0.28)	(0.19)	(0.10)	(0.29)	$11.35	(2.43%	)	$568,238	1.28%	1.31%	1.28%	195.99%

Class R6 Shares (f)
Year Ended October 31, 2017	$11.23	0.24	(0.18)	0.06	(0.26)	(0.01)	(0.27)	$11.02	0.58%		$820,367,755	0.26%	2.19%	0.26%	213.42%
Year Ended October 31, 2016	$11.11	0.25	0.20	0.45	(0.27)	(0.06)	(0.33)	$11.23	4.16%		$712,093,601	0.26%	2.22%	0.26%	147.02%
Year Ended October 31, 2015	$11.29	0.23	(0.04)	0.19	(0.25)	(0.12)	(0.37)	$11.11	1.69%		$803,043,994	0.25%	2.05%	0.25%	297.27%
Year Ended October 31, 2014	$11.32	0.26	0.18	0.44	(0.28)	(0.19)	(0.47)	$11.29	4.06%		$668,902,036	0.26%	2.37%	0.26%	227.55%
Year Ended October 31, 2013	$11.90	0.26	(0.44)	(0.18)	(0.30)	(0.10)	(0.40)	$11.32	(1.53%	)	$781,224,314	0.28%	2.29%	0.28%	195.99%

Institutional Service Class Shares
Period Ended October 31, 2017 (g)	$10.92	0.23	0.10	0.33	(0.22)	(0.01)	(0.23)	$11.02	3.07%		$171,472	0.45%	2.27%	0.45%	213.42%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(g)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

45

Fund Commentary	Nationwide International Index Fund

For the annual period ended October 31, 2017, the Nationwide International Index Fund (Class R6) returned 23.51% versus 23.44% for its benchmark, the MSCI EAFE® Index.* For broader comparison, the median return for the Fund’s closest Lipper peer category of International Multi-Cap Core Funds (consisting of 424 funds as of October 31, 2017) was 23.55% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

Developed markets rallied in the last quarter of 2016 as global investors embraced the results of the U.S. election and strong macroeconomic data, although a stronger U.S. dollar (USD) subdued gains for U.S. investors. Global equity market performance was mixed in October as Asia and Europe outperformed the United States (in local currency terms) on improving economic data and supportive commentary from the Bank of England and European Central Bank (ECB). Asian stocks continued to perform well in November as global investors absorbed the unexpected results of the U.S. election and the Bank of Japan’s first intervention after introducing target yield curve control in September. Europe lagged in anticipation of the Italian referendum, while energy stocks rallied as OPEC and Russia agreed on a production cut at the end of the month. December brought a global equity rally as strong global economic data and continued optimism around president-elect Trump’s reflationary policies outweighed the effects of the ECB’s decision to reduce the pace of its asset purchases and diplomatic tensions between the United States and other major powers.

Japanese equities, which make up 23% of the MSCI EAFE Index, posted solid gains of 4.61% in the first quarter of 2017. Some success was attributed to Japanese companies’ having a higher exposure to global growth, which has been trending upward over the past few quarters. Fourth-quarter earnings reports were among the strongest in Japan in nearly a decade. Continued yield curve management from the central bank, better corporate governance and domestic investor buying were also supportive of Japanese stocks.

In the case of Europe, economic data improved, particularly in large export-driven economies such as Germany, where stocks climbed 8.44% during the first quarter. Additionally, inflation in the region started to stabilize, although not a major reversal, with headline CPI hitting 1.8% year-over-year and core inflation firming to 0.9% year-over-year in January. Political anxiety over elections in the Netherlands and France in the first half of the year, as well as fears over the ECB tapering its asset purchase program too soon, have weighed on investor sentiment to some extent.

In the United Kingdom, Prime Minster Theresa May triggered article 50 at the end of March, marking the start of the two-year period in which the U.K. must leave the European Union. While the initial impact of Brexit appeared to be inconsequential, recent economic data has shown the first signs of stress. January retail sales and average earnings missed expectations. The FTSE 100 Index hit a new record high against currency weakness.

Although underperforming the broader EAFE index, Japan’s 5.1% quarterly return contributed the most to the index’s total return, given the country’s high weighting. The Japanese yen was relatively volatile throughout the second quarter, as the Bank of Japan made no changes to its policy, but revised upward its assessment of economic prospects. Japan’s strengthening economy translated into strong corporate earnings growth and positive earnings revisions.

Investor interest accelerated in European equities, leading to solid, broad-based returns across the region. The defeat of anti-European Union populists in France and the Netherlands diminished political risk for the region overall. This allowed investors to focus on the strongest European earnings season in seven years amid both a strengthening regional economy and global economy. French President Emmanuel Macron’s victory was positively felt across the continent and unsurprisingly had the largest impact within France, which returned 10.2%, making it the second-largest contributor to the index. Other European nations that outperformed

46

Fund Commentary (cont.)	Nationwide International Index Fund

the EAFE index and contributed at least 25 bps to the EAFE indexes’ total return were Switzerland, Germany, Spain, Denmark and Sweden. Gains in eurozone equities were capped, as some investors looked cautiously at ECB developments for signs of monetary tightening. The United Kingdom experienced some volatility in the immediate wake of the snap election in June, but the country returned a respectable 6.1% in the second quarter.

In the third quarter, positive tailwinds of strong corporate profit and economic growth sustained the equity market rally in Europe. The MSCI EMU Index was up 8.2% in the quarter, bringing the year-to-date total to 27.6%, in USD terms. The euro area real effective exchange rate (REER) increased roughly 2% in the quarter, as the improved growth picture in the region led markets to expect ECB President Mario Draghi to announce a further reduction in the pace of quantitative easing (QE) purchases, which could provide upward pressure on anemically low eurozone bond yields. The MSCI European banks index rallied 8.6% in the quarter. Germany and France contributed the most to the region’s return, gaining 7.8% and 8.3%, respectively. However, the momentum behind the Franco-German drive to promote a deeper eurozone was slightly challenged in the German elections. While Chancellor Angela Merkel won a fourth term, the euro-skeptic right-wing Alternative for Germany (AfD) party won a larger-than-expected share of the parliament.

Japanese equities posted a strong quarterly performance amid accelerating growth conditions, low inflation, and accommodative monetary policy. The MSCI Japan Index gained 4.1% in USD dollar terms. President Shinzō Abe’s decision to call a snap election on October 22 drove some uncertainty, but poses relatively little risk to the accommodative policies of the Bank of Japan (BoJ).

From a sector perspective, information technology, with 39.62%, was the strongest-performing sector in the MSCI EAFE Index, followed by materials, with 31.43%, and financials, with 29.76%. The worst-performing sector was telecommunication services, with 8.74%.

Derivatives are not used in any speculative or arbitrage capacity, but only to equitize cash. Exchange-traded futures are employed to equitize cash flows generated from daily participant activity, dividends, interest received and other cash flows associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transaction costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA;

Alan Mason; and Greg Savage, CFA

* The Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

High double-digit returns are unusual and cannot be sustained.

Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

47

Fund Overview	Nationwide International Index Fund

Asset Allocation†

Common Stocks	99.1%
Repurchase Agreement	1.7%
Short-Term Investment††	0.0%
Rights††	0.0%
Preferred Stock††	0.0%
Futures Contracts††	0.0%
Liabilities in excess of other assets	(0.8)%
100.0%

Top Industries†††

Banks	12.2%
Pharmaceuticals	7.1%
Insurance	5.5%
Oil, Gas & Consumable Fuels	5.0%
Chemicals	3.9%
Automobiles	3.6%
Food Products	3.0%
Metals & Mining	2.9%
Machinery	2.8%
Diversified Telecommunication Services	2.5%
Other Industries*	51.5%
100.0%

Top Holdings†††

Nestle SA (Registered)	1.8%
HSBC Holdings plc	1.3%
Novartis AG (Registered)	1.2%
Toyota Motor Corp.	1.1%
Roche Holding AG	1.1%
British American Tobacco plc	1.0%
Royal Dutch Shell plc	1.0%
BP plc	0.9%
TOTAL SA	0.9%
Royal Dutch Shell plc	0.8%
Other Holdings*	88.9%
100.0%

Top Countries†††

Japan	23.5%
United Kingdom	15.3%
France	10.2%
Germany	9.6%
Switzerland	8.5%
Australia	6.8%
Netherlands	4.5%
Spain	3.3%
Hong Kong	3.2%
Sweden	2.8%
Other Countries*	12.3%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.

48

Fund Performance	Nationwide International Index Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	23.17%	8.04%	0.56%
	w/SC2	16.12%	6.77%	(0.04)%
Class C	w/o SC1	22.36%	7.32%	(0.08)%
	w/SC3	21.36%	N/A	N/A
Class R4,5,		22.78%	7.77%	0.40%
Class R6[4,6]		23.51%	8.43%	0.95%
Institutional Service Class[4]		N/A	N/A	23.97%	[7]*
MSCI EAFE® Index		23.44%	8.53%	1.10%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of December 6, 2016.

Expense Ratios

Expense Ratio^
Class A	0.71%
Class C	1.39%
Class R	1.00%
Class R6[1]	0.31%
Institutional Service Class	0.56%

^	Current effective prospectus dated May 24, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

49

Fund Performance (cont.)	Nationwide International Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide International Index Fund versus the MSCI EAFE® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

50

Shareholder Expense Example	Nationwide International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide International Index Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,106.30	3.77	0.71
	Hypothetical	(a)(b)	1,000.00	1,021.63	3.62	0.71
Class C Shares	Actual	(a)	1,000.00	1,101.40	7.36	1.39
	Hypothetical	(a)(b)	1,000.00	1,018.20	7.07	1.39
Class R Shares	Actual	(a)	1,000.00	1,103.50	5.30	1.00
	Hypothetical	(a)(b)	1,000.00	1,020.16	5.09	1.00
Class R6 Shares(c)	Actual	(a)	1,000.00	1,107.50	1.65	0.31
	Hypothetical	(a)(b)	1,000.00	1,023.64	1.58	0.31
Institutional Service Class Shares	Actual	(a)	1,000.00	1,107.10	2.12	0.40
	Hypothetical	(a)(b)	1,000.00	1,023.19	2.04	0.40

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

51

Statement of Investments

October 31, 2017

Nationwide International Index Fund

Common Stocks 99.1%

	Shares	Value

AUSTRALIA 6.8%
Airlines 0.0%†
Qantas Airways Ltd.	49,124	$233,259

Banks 2.2%
Australia & New Zealand Banking Group Ltd.	308,307	7,067,729
Bank of Queensland Ltd.	40,530	414,775
Bendigo & Adelaide Bank Ltd.	49,399	432,255
Commonwealth Bank of Australia	179,669	10,684,333
National Australia Bank Ltd.	279,833	7,023,875
Westpac Banking Corp.	352,401	8,908,093

		34,531,060

Beverages 0.1%
Coca-Cola Amatil Ltd.	59,111	369,902
Treasury Wine Estates Ltd.	76,730	924,652

		1,294,554

Biotechnology 0.3%
CSL Ltd.	47,284	5,042,985

Capital Markets 0.2%
ASX Ltd.	20,128	833,971
Macquarie Group Ltd.	33,792	2,549,249

		3,383,220

Chemicals 0.1%
Incitec Pivot Ltd.	187,436	549,909
Orica Ltd.	39,314	629,701

		1,179,610

Commercial Services & Supplies 0.1%
Brambles Ltd.	171,230	1,240,862

Construction & Engineering 0.0%†
CIMIC Group Ltd.	7,684	286,504

Construction Materials 0.0%†
Boral Ltd.	122,521	672,130

Containers & Packaging 0.1%
Amcor Ltd.	125,716	1,525,352

Diversified Financial Services 0.1%
AMP Ltd.	318,697	1,218,879
Challenger Ltd.	57,490	585,795

		1,804,674

Diversified Telecommunication Services 0.1%
Telstra Corp. Ltd.	423,491	1,148,951
TPG Telecom Ltd.	32,086	132,688

		1,281,639

Electric Utilities 0.0%†
AusNet Services	181,656	247,024

Equity Real Estate Investment Trusts (REITs) 0.5%
Dexus	106,681	798,173
Goodman Group	191,749	1,227,838
GPT Group (The)	188,194	733,655
Mirvac Group	379,444	701,807
Scentre Group	539,354	1,660,486
Stockland	241,401	835,493
Vicinity Centres	349,408	709,057
Westfield Corp.	214,137	1,274,067

		7,940,576

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Food & Staples Retailing 0.4%
Wesfarmers Ltd.	119,105	$3,818,201
Woolworths Ltd.	134,848	2,672,577

		6,490,778

Gas Utilities 0.1%
APA Group	116,236	762,022

Health Care Equipment & Supplies 0.1%
Cochlear Ltd.	6,400	864,044

Health Care Providers & Services 0.1%
Healthscope Ltd.	197,740	297,489
Ramsay Health Care Ltd.	13,150	675,555
Sonic Healthcare Ltd.	42,927	715,763

		1,688,807

Hotels, Restaurants & Leisure 0.2%
Aristocrat Leisure Ltd.	60,267	1,087,417
Crown Resorts Ltd.	38,660	344,851
Domino’s Pizza Enterprises Ltd.	7,254	258,860
Flight Centre Travel Group Ltd.	4,483	161,031
Tabcorp Holdings Ltd.	86,246	296,513
Tatts Group Ltd.	138,128	442,584

		2,591,256

Insurance 0.3%
Insurance Australia Group Ltd.	254,772	1,284,790
Medibank Pvt Ltd.	283,846	670,050
QBE Insurance Group Ltd.	137,512	1,125,296
Suncorp Group Ltd.	139,615	1,452,262

		4,532,398

IT Services 0.0%†
Computershare Ltd.	51,556	619,342

Media 0.0%†
REA Group Ltd.	5,448	301,857

Metals & Mining 1.0%
Alumina Ltd.	278,971	500,857
BHP Billiton Ltd.	337,294	6,896,342
BHP Billiton plc	221,749	4,008,650
BlueScope Steel Ltd.	59,844	590,225
Fortescue Metals Group Ltd.	158,119	563,077
Newcrest Mining Ltd.	83,372	1,422,311
South32 Ltd.	571,283	1,479,038

		15,460,500

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd.	59,475	172,182

Multi-Utilities 0.1%
AGL Energy Ltd.	74,288	1,438,008

Oil, Gas & Consumable Fuels 0.3%
Caltex Australia Ltd.	26,370	693,074
Oil Search Ltd.	143,199	811,065
Origin Energy Ltd.*	187,037	1,139,896
Santos Ltd.*	205,239	709,906
Woodside Petroleum Ltd.	77,528	1,828,925

		5,182,866

Professional Services 0.0%†
SEEK Ltd.	37,656	529,852

52

Statement of Investments (Continued)

October 31, 2017

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

AUSTRALIA (continued)
Real Estate Management & Development 0.1%
LendLease Group	56,967	$709,116

Road & Rail 0.1%
Aurizon Holdings Ltd.	212,347	842,613

Transportation Infrastructure 0.2%
Sydney Airport	119,722	651,951
Transurban Group	208,522	1,942,264

		2,594,215

		105,443,305

AUSTRIA 0.3%
Banks 0.1%
Erste Group Bank AG*	30,412	1,306,645
Raiffeisen Bank International AG*	15,470	539,459

		1,846,104

Machinery 0.0%†
ANDRITZ AG	7,659	433,215

Metals & Mining 0.1%
voestalpine AG	11,804	649,729

Oil, Gas & Consumable Fuels 0.1%
OMV AG	16,072	965,566

		3,894,614

BELGIUM 1.2%
Banks 0.2%
KBC Group NV	25,605	2,127,244

Beverages 0.6%
Anheuser-Busch InBev SA/NV	79,681	9,767,905

Chemicals 0.1%
Solvay SA	7,766	1,153,658
Umicore SA	20,376	911,193

		2,064,851

Diversified Financial Services 0.1%
Groupe Bruxelles Lambert SA	8,808	945,648

Diversified Telecommunication Services 0.0%†
Proximus SADP	15,816	525,587

Food & Staples Retailing 0.0%†
Colruyt SA	6,227	318,474

Insurance 0.1%
Ageas	20,441	991,941

Media 0.0%†
Telenet Group Holding NV*	5,670	392,272

Pharmaceuticals 0.1%
UCB SA	12,735	927,127

		18,061,049

CHILE 0.0%†
Metals & Mining 0.0%†
Antofagasta plc	44,941	569,589

CHINA 0.1%
Banks 0.1%
BOC Hong Kong Holdings Ltd.	386,600	1,842,290

Common Stocks (continued)

	Shares	Value

CHINA (continued)
Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd.	193,366	$223,466

		2,065,756

COLOMBIA 0.0%†
Wireless Telecommunication Services 0.0%†
Millicom International Cellular SA, SDR	5,965	381,663

DENMARK 1.8%
Banks 0.2%
Danske Bank A/S	79,001	3,014,020

Beverages 0.1%
Carlsberg A/S, Class B	11,454	1,307,379

Biotechnology 0.1%
Genmab A/S*	5,806	1,173,976

Chemicals 0.1%
Chr Hansen Holding A/S	10,037	878,363
Novozymes A/S, Class B	23,016	1,271,232

		2,149,595

Commercial Services & Supplies 0.0%†
ISS A/S	17,464	739,287

Diversified Telecommunication Services 0.0%†
TDC A/S	88,000	520,839

Electric Utilities 0.1%
Orsted A/S Reg. S (a)	15,568	873,207

Electrical Equipment 0.1%
Vestas Wind Systems A/S	23,263	2,050,925

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	12,678	1,114,816
William Demant Holding A/S*	13,627	393,699

		1,508,515

Insurance 0.0%†
Tryg A/S	13,375	318,468

Marine 0.1%
AP Moller — Maersk A/S, Class A	393	729,165
AP Moller — Maersk A/S, Class B	701	1,348,472

		2,077,637

Pharmaceuticals 0.7%
H Lundbeck A/S	7,229	429,554
Novo Nordisk A/S, Class B	195,786	9,742,685

		10,172,239

Road & Rail 0.1%
DSV A/S	19,251	1,488,890

Textiles, Apparel & Luxury Goods 0.1%
Pandora A/S	11,991	1,133,569

		28,528,546

FINLAND 1.0%
Auto Components 0.0%†
Nokian Renkaat OYJ	11,836	542,740

Communications Equipment 0.2%
Nokia OYJ	614,588	3,018,373

Diversified Telecommunication Services 0.0%†
Elisa OYJ	14,308	576,448

53

Statement of Investments (Continued)

October 31, 2017

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

FINLAND (continued)
Electric Utilities 0.1%
Fortum OYJ	49,078	$1,042,113

Insurance 0.2%
Sampo OYJ, Class A	46,554	2,438,875

Machinery 0.2%
Kone OYJ, Class B	34,584	1,872,758
Metso OYJ	10,758	390,934
Wartsila OYJ Abp	15,651	1,008,290

		3,271,982

Oil, Gas & Consumable Fuels 0.1%
Neste OYJ	13,398	746,391

Paper & Forest Products 0.2%
Stora Enso OYJ, Class R	57,028	891,963
UPM-Kymmene OYJ	58,034	1,744,112

		2,636,075

Pharmaceuticals 0.0%†
Orion OYJ, Class B	11,702	479,779

		14,752,776

FRANCE 10.3%
Aerospace & Defense 0.8%
Airbus SE	61,044	6,243,985
Dassault Aviation SA	260	405,624
Safran SA	32,940	3,470,823
Thales SA	11,371	1,185,446
Zodiac Aerospace	22,485	642,989

		11,948,867

Air Freight & Logistics 0.0%†
Bollore SA	83,085	401,757

Auto Components 0.3%
Cie Generale des Etablissements Michelin	17,878	2,587,756
Valeo SA	25,059	1,695,558

		4,283,314

Automobiles 0.2%
Peugeot SA	54,309	1,289,178
Renault SA	18,544	1,840,505

		3,129,683

Banks 1.0%
BNP Paribas SA	117,272	9,167,421
Credit Agricole SA	118,979	2,077,985
Societe Generale SA	80,805	4,501,291

		15,746,697

Beverages 0.2%
Pernod Ricard SA	22,362	3,354,872
Remy Cointreau SA	2,053	266,747

		3,621,619

Building Products 0.2%
Cie de Saint-Gobain	52,605	3,087,128

Capital Markets 0.1%
Natixis SA	98,929	776,463

Chemicals 0.4%
Air Liquide SA	45,043	5,737,026
Arkema SA	7,199	909,337

		6,646,363

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
Commercial Services & Supplies 0.1%
Edenred	23,975	$691,093
Societe BIC SA	2,829	298,848

		989,941

Construction & Engineering 0.5%
Bouygues SA	22,255	1,068,936
Eiffage SA	7,175	749,948
Vinci SA	52,411	5,133,452

		6,952,336

Construction Materials 0.0%†
Imerys SA	3,788	345,196

Diversified Financial Services 0.1%
Eurazeo SA	4,589	426,764
Wendel SA	3,036	512,195

		938,959

Diversified Telecommunication Services 0.4%
Iliad SA	2,730	681,834
Orange SA	209,400	3,436,563
Vivendi SA	106,778	2,654,697

		6,773,094

Electric Utilities 0.0%†
Electricite de France SA (b)	57,311	750,592

Electrical Equipment 0.5%
Legrand SA	27,873	2,071,271
Schneider Electric SE*	59,201	5,193,022

		7,264,293

Electronic Equipment, Instruments & Components 0.0%†
Ingenico Group SA	5,554	539,267

Equity Real Estate Investment Trusts (REITs) 0.3%
Fonciere Des Regions	3,438	350,262
Gecina SA	4,808	780,710
ICADE	3,924	343,314
Klepierre SA	23,058	917,460
Unibail-Rodamco SE	10,463	2,619,960

		5,011,706

Food & Staples Retailing 0.1%
Carrefour SA	58,698	1,181,450
Casino Guichard Perrachon SA	6,181	353,104

		1,534,554

Food Products 0.3%
Danone SA	62,168	5,081,297

Health Care Equipment & Supplies 0.2%
Essilor International SA	21,820	2,763,801

Hotels, Restaurants & Leisure 0.1%
Accor SA	19,348	965,688
Sodexo SA	9,435	1,201,043

		2,166,731

Household Durables 0.0%†
SEB SA	2,573	479,653

Insurance 0.5%
AXA SA	204,270	6,171,848
CNP Assurances	18,627	433,541
SCOR SE	18,597	772,741

		7,378,130

54

Statement of Investments (Continued)

October 31, 2017

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

FRANCE (continued)
IT Services 0.2%
Atos SE	10,079	$1,566,648
Capgemini SE	16,473	2,003,012

		3,569,660

Machinery 0.0%†
Alstom SA	15,995	647,500

Media 0.2%
Eutelsat Communications SA	18,790	470,923
JCDecaux SA	8,113	310,515
Lagardere SCA	12,710	418,788
Publicis Groupe SA	21,245	1,385,166

		2,585,392

Multi-Utilities 0.3%
Engie SA	178,159	3,012,193
Suez	37,226	654,888
Veolia Environnement SA	47,740	1,131,292

		4,798,373

Oil, Gas & Consumable Fuels 0.9%
TOTAL SA	248,282	13,848,629

Personal Products 0.4%
L’Oreal SA	26,185	5,829,422

Pharmaceuticals 0.8%
Ipsen SA	3,931	475,440
Sanofi	119,144	11,287,340

		11,762,780

Professional Services 0.1%
Bureau Veritas SA	28,111	753,279

Software 0.1%
Dassault Systemes SE	13,844	1,470,540

Textiles, Apparel & Luxury Goods 0.9%
Hermes International	3,335	1,731,266
Kering	7,917	3,630,079
LVMH Moet Hennessy Louis Vuitton SE	29,254	8,730,593

		14,091,938

Trading Companies & Distributors 0.0%†
Rexel SA	33,731	602,339

Transportation Infrastructure 0.1%
Aeroports de Paris	3,352	564,788
Groupe Eurotunnel SE (Registered)	53,279	669,807

		1,234,595

		159,805,888

GERMANY 9.6%
Air Freight & Logistics 0.3%
Deutsche Post AG (Registered)	102,003	4,670,782

Airlines 0.1%
Deutsche Lufthansa AG (Registered)	27,641	881,962

Auto Components 0.2%
Continental AG	11,561	2,934,440
Schaeffler AG (Preference)	14,175	224,599

		3,159,039

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Automobiles 1.1%
Bayerische Motoren Werke AG	34,621	$3,528,763
Bayerische Motoren Werke AG (Preference)	5,822	508,061
Daimler AG (Registered)	100,513	8,346,215
Porsche Automobil Holding SE (Preference)	15,376	1,116,029
Volkswagen AG	3,750	696,265
Volkswagen AG (Preference)	19,545	3,549,399

		17,744,732

Banks 0.1%
Commerzbank AG*	113,794	1,559,504

Capital Markets 0.4%
Deutsche Bank AG (Registered)	217,887	3,540,635
Deutsche Boerse AG	19,804	2,045,719

		5,586,354

Chemicals 1.2%
BASF SE	95,977	10,466,698
Covestro AG Reg. S (a)	11,636	1,119,487
Evonik Industries AG	18,588	677,623
FUCHS PETROLUB SE (Preference)	6,547	367,520
K+S AG (Registered)	20,003	483,347
LANXESS AG	9,772	763,544
Linde AG	19,560	4,224,329
Symrise AG	12,796	996,407

		19,098,955

Construction & Engineering 0.0%†
HOCHTIEF AG	1,826	323,005

Construction Materials 0.1%
HeidelbergCement AG	15,393	1,568,348

Diversified Telecommunication Services 0.4%
Deutsche Telekom AG (Registered)	343,403	6,256,253
Telefonica Deutschland Holding AG	84,749	430,577

		6,686,830

Electrical Equipment 0.0%†
OSRAM Licht AG	9,175	705,256

Food & Staples Retailing 0.0%†
METRO AG*	18,069	345,075

Health Care Providers & Services 0.4%
Fresenius Medical Care AG & Co. KGaA	22,871	2,211,815
Fresenius SE & Co. KGaA	43,201	3,608,715

		5,820,530

Hotels, Restaurants & Leisure 0.1%
TUI AG	46,014	831,017

Household Products 0.3%
Henkel AG & Co. KGaA	11,211	1,411,671
Henkel AG & Co. KGaA (Preference)	18,669	2,620,419

		4,032,090

Industrial Conglomerates 0.7%
Siemens AG (Registered)	80,067	11,421,354

Insurance 1.0%
Allianz SE (Registered)	47,999	11,146,040
Hannover Rueck SE	6,260	784,965

55

Statement of Investments (Continued)

October 31, 2017

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

GERMANY (continued)
Insurance (continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	16,148	$3,612,464

		15,543,469

Internet & Direct Marketing Retail 0.0%†
Zalando SE Reg. S* (a)	11,628	581,797

Internet Software & Services 0.1%
United Internet AG (Registered)	13,499	853,951

Machinery 0.1%
GEA Group AG	19,112	921,192
KION Group AG	7,439	598,022
MAN SE	4,009	443,577

		1,962,791

Media 0.1%
Axel Springer SE	4,091	276,490
ProSiebenSat.1 Media SE	23,039	803,643

		1,080,133

Metals & Mining 0.1%
thyssenkrupp AG	45,848	1,223,281

Multi-Utilities 0.3%
E.ON SE	230,037	2,714,440
Innogy SE Reg. S (a)	15,562	724,188
RWE AG*	54,154	1,353,731

		4,792,359

Personal Products 0.1%
Beiersdorf AG	10,563	1,184,915

Pharmaceuticals 0.8%
Bayer AG (Registered)	86,806	11,337,822
Merck KGaA	13,513	1,446,414

		12,784,236

Real Estate Management & Development 0.2%
Deutsche Wohnen SE	38,459	1,641,861
Vonovia SE	47,431	2,087,803

		3,729,664

Semiconductors & Semiconductor Equipment 0.2%
Infineon Technologies AG	118,715	3,250,312

Software 0.8%
SAP SE	103,116	11,730,375

Textiles, Apparel & Luxury Goods 0.3%
adidas AG	19,830	4,412,927
HUGO BOSS AG	6,943	622,311

		5,035,238

Trading Companies & Distributors 0.1%
Brenntag AG	15,152	858,053

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide	4,033	383,680

		149,429,087

HONG KONG 3.2%
Banks 0.2%
Bank of East Asia Ltd. (The)	131,750	576,830
Hang Seng Bank Ltd.	77,300	1,830,290

		2,407,120

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Capital Markets 0.2%
Hong Kong Exchanges & Clearing Ltd.	122,500	$3,411,602

Diversified Financial Services 0.0%†
First Pacific Co. Ltd.	222,750	169,585

Diversified Telecommunication Services 0.0%†
HKT Trust & HKT Ltd.	431,420	527,107
PCCW Ltd.	467,000	257,417

		784,524

Electric Utilities 0.2%
CK Infrastructure Holdings Ltd.	74,500	648,483
CLP Holdings Ltd.	166,000	1,688,456
HK Electric Investments & HK Electric Investments Ltd. Reg. S (a)(b)	277,000	255,417
Power Assets Holdings Ltd.	141,800	1,228,827

		3,821,183

Equity Real Estate Investment Trusts (REITs) 0.1%
Link REIT	230,051	1,938,885

Food Products 0.1%
WH Group Ltd. Reg. S (a)	837,000	847,672

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd.	876,076	1,656,111

Hotels, Restaurants & Leisure 0.3%
Galaxy Entertainment Group Ltd.	255,000	1,737,162
Melco Resorts & Entertainment Ltd., ADR	25,962	656,319
Sands China Ltd.	243,100	1,146,355
Shangri-La Asia Ltd.	159,333	317,023
SJM Holdings Ltd.	188,000	161,581

		4,018,440

Household Durables 0.1%
Techtronic Industries Co. Ltd.	141,500	829,891

Industrial Conglomerates 0.4%
CK Hutchison Holdings Ltd.	284,386	3,612,412
Jardine Matheson Holdings Ltd.	22,400	1,443,456
Jardine Strategic Holdings Ltd.	21,700	904,673
Jardine Strategic Holdings Ltd.	1,700	71,353
NWS Holdings Ltd.	135,645	274,585

		6,306,479

Insurance 0.6%
AIA Group Ltd.	1,266,000	9,527,895

Real Estate Management & Development 0.8%
CK Asset Holdings Ltd.	276,386	2,273,249
Hang Lung Group Ltd.	105,000	368,794
Hang Lung Properties Ltd.	212,000	487,818
Henderson Land Development Co. Ltd.	136,689	891,151
Hongkong Land Holdings Ltd.	113,800	821,636
Hysan Development Co. Ltd.	71,673	346,383
Kerry Properties Ltd.	62,500	281,491
New World Development Co. Ltd.	583,829	870,285
Sino Land Co. Ltd.	352,200	608,225
Sun Hung Kai Properties Ltd.	149,700	2,449,023
Swire Pacific Ltd., Class A	52,000	514,412
Swire Properties Ltd.	133,400	450,805

56

Statement of Investments (Continued)

October 31, 2017

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

HONG KONG (continued)
Real Estate Management & Development (continued)
Wharf Holdings Ltd. (The)	126,270	$1,151,663
Wheelock & Co. Ltd.	91,000	635,869

		12,150,804

Road & Rail 0.1%
MTR Corp. Ltd.	154,214	893,574

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	27,400	400,252

Textiles, Apparel & Luxury Goods 0.0%†
Li & Fung Ltd.	633,200	319,052
Yue Yuen Industrial Holdings Ltd.	82,500	317,150

		636,202

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust	507,100	216,517

		50,016,736

IRELAND 0.5%
Airlines 0.0%†
Ryanair Holdings plc*	14,664	287,042

Banks 0.0%†
Bank of Ireland Group plc	96,719	757,949

Construction Materials 0.3%
CRH plc	87,672	3,309,070
James Hardie Industries plc CHDI	46,393	708,755

		4,017,825

Food Products 0.1%
Kerry Group plc, Class A	16,400	1,651,907

Hotels, Restaurants & Leisure 0.1%
Paddy Power Betfair plc	8,344	853,360

Trading Companies & Distributors 0.0%†
AerCap Holdings NV*	14,972	788,126

		8,356,209

ISRAEL 0.5%
Aerospace & Defense 0.0%†
Elbit Systems Ltd.	2,679	396,994

Banks 0.1%
Bank Hapoalim BM	109,778	777,634
Bank Leumi Le-Israel BM	164,241	909,716
Mizrahi Tefahot Bank Ltd.	14,257	257,488

		1,944,838

Chemicals 0.1%
Frutarom Industries Ltd.	4,158	342,624
Israel Chemicals Ltd.	49,227	205,061

		547,685

Diversified Telecommunication Services 0.0%†
Bezeq The Israeli Telecommunication Corp. Ltd.	248,259	370,705

Pharmaceuticals 0.1%
Teva Pharmaceutical Industries Ltd., ADR (b)	94,768	1,307,798

Real Estate Management & Development 0.0%†
Azrieli Group Ltd.	3,772	213,054

Common Stocks (continued)

	Shares	Value

ISRAEL (continued)
Software 0.2%
Check Point Software Technologies Ltd.*	13,348	$1,571,193
Nice Ltd.	6,860	565,144

		2,136,337

		6,917,411

ITALY 2.1%
Aerospace & Defense 0.0%†
Leonardo SpA	37,717	651,521

Automobiles 0.1%
Ferrari NV	12,834	1,538,218

Banks 0.6%
Intesa Sanpaolo SpA	1,513,356	5,067,878
Mediobanca SpA	63,101	691,027
UniCredit SpA*	209,189	3,996,334

		9,755,239

Diversified Telecommunication Services 0.1%
Telecom Italia SpA*	1,888,873	1,534,526

Electric Utilities 0.4%
Enel SpA	850,018	5,272,577
Terna Rete Elettrica Nazionale SpA	147,045	887,255

		6,159,832

Electrical Equipment 0.1%
Prysmian SpA	21,534	741,099

Energy Equipment & Services 0.0%†
Saipem SpA*	64,141	269,637

Insurance 0.2%
Assicurazioni Generali SpA	130,419	2,376,052
Poste Italiane SpA Reg. S (a)	52,095	380,593
UnipolSai Assicurazioni SpA	95,046	216,561

		2,973,206

Oil, Gas & Consumable Fuels 0.4%
Eni SpA	267,914	4,378,588
Snam SpA	231,785	1,184,316

		5,562,904

Pharmaceuticals 0.0%†
Recordati SpA	10,928	507,691

Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA	18,229	1,044,665

Transportation Infrastructure 0.1%
Atlantia SpA	47,467	1,546,950

		32,285,488

JAPAN 23.7%
Air Freight & Logistics 0.1%
Yamato Holdings Co. Ltd.	38,200	783,754

Airlines 0.1%
ANA Holdings, Inc.	13,500	515,920
Japan Airlines Co. Ltd.	11,574	396,266

		912,186

Auto Components 0.8%
Aisin Seiki Co. Ltd.	18,800	972,889
Bridgestone Corp.	68,500	3,271,182
Denso Corp.	49,200	2,703,097

57

Statement of Investments (Continued)

October 31, 2017

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Auto Components (continued)
Koito Manufacturing Co. Ltd.	11,400	$760,835
NGK Spark Plug Co. Ltd.	16,800	382,489
NOK Corp.	10,400	255,555
Stanley Electric Co. Ltd.	14,700	542,835
Sumitomo Electric Industries Ltd.	81,400	1,387,562
Sumitomo Rubber Industries Ltd.	18,400	350,432
Toyoda Gosei Co. Ltd.	6,700	163,417
Toyota Industries Corp.	15,900	978,475
Yokohama Rubber Co. Ltd. (The)	11,300	254,331

		12,023,099

Automobiles 2.1%
Honda Motor Co. Ltd.	179,800	5,623,294
Isuzu Motors Ltd.	56,100	821,588
Mazda Motor Corp.	58,760	847,979
Mitsubishi Motors Corp.	71,399	574,293
Nissan Motor Co. Ltd.	243,400	2,368,341
Subaru Corp.	63,900	2,200,979
Suzuki Motor Corp.	35,800	1,959,450
Toyota Motor Corp.	274,220	17,027,631
Yamaha Motor Co. Ltd.	29,300	877,165

		32,300,720

Banks 1.8%
Aozora Bank Ltd.	12,400	486,226
Bank of Kyoto Ltd. (The)	6,800	358,122
Chiba Bank Ltd. (The)	73,300	562,097
Chugoku Bank Ltd. (The)	15,100	216,566
Concordia Financial Group Ltd.	119,700	634,798
Fukuoka Financial Group, Inc.	90,600	468,753
Hachijuni Bank Ltd. (The)	46,600	290,210
Hiroshima Bank Ltd. (The)	28,000	237,879
Japan Post Bank Co. Ltd.	43,500	551,880
Kyushu Financial Group, Inc.	40,700	259,393
Mebuki Financial Group, Inc.	101,530	423,402
Mitsubishi UFJ Financial Group, Inc.	1,264,784	8,600,600
Mizuho Financial Group, Inc.	2,539,919	4,621,544
Resona Holdings, Inc.	238,301	1,289,658
Seven Bank Ltd.	64,100	237,563
Shinsei Bank Ltd.	16,800	283,594
Shizuoka Bank Ltd. (The)	52,000	507,024
Sumitomo Mitsui Financial Group, Inc.	140,505	5,653,722
Sumitomo Mitsui Trust Holdings, Inc.	35,576	1,406,968
Suruga Bank Ltd.	18,000	407,081
Yamaguchi Financial Group, Inc.	21,000	254,900

		27,751,980

Beverages 0.3%
Asahi Group Holdings Ltd.	39,500	1,799,909
Coca-Cola Bottlers Japan, Inc.	14,000	489,964
Kirin Holdings Co. Ltd.	90,700	2,167,126
Suntory Beverage & Food Ltd.	15,600	714,548

		5,171,547

Building Products 0.3%
Asahi Glass Co. Ltd.	21,120	829,881
Daikin Industries Ltd.	26,000	2,879,779
LIXIL Group Corp.	28,700	791,613
TOTO Ltd.	16,100	790,144

		5,291,417

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Capital Markets 0.3%
Daiwa Securities Group, Inc.	171,200	$1,073,405
Japan Exchange Group, Inc.	54,500	983,678
Nomura Holdings, Inc.	378,700	2,191,587
SBI Holdings, Inc.	19,170	302,869

		4,551,539

Chemicals 1.2%
Air Water, Inc.	17,000	326,666
Asahi Kasei Corp.	130,200	1,582,152
Daicel Corp.	29,000	360,936
Hitachi Chemical Co. Ltd.	12,600	360,509
JSR Corp.	20,700	400,974
Kaneka Corp.	31,500	261,292
Kansai Paint Co. Ltd.	21,400	551,882
Kuraray Co. Ltd.	36,300	716,470
Mitsubishi Chemical Holdings Corp.	145,100	1,520,713
Mitsubishi Gas Chemical Co., Inc.	18,600	453,499
Mitsui Chemicals, Inc.	19,420	600,649
Nippon Paint Holdings Co. Ltd.	16,400	575,772
Nissan Chemical Industries Ltd.	13,100	488,925
Nitto Denko Corp.	17,810	1,664,722
Shin-Etsu Chemical Co. Ltd.	40,800	4,323,150
Sumitomo Chemical Co. Ltd.	154,200	1,089,121
Taiyo Nippon Sanso Corp.	8,000	96,147
Teijin Ltd.	21,160	448,545
Toray Industries, Inc.	158,900	1,610,020
Tosoh Corp.	30,500	661,277

		18,093,421

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co. Ltd.	26,850	645,313
Park24 Co. Ltd.	11,200	258,119
Secom Co. Ltd.	21,800	1,655,244
Sohgo Security Services Co. Ltd.	6,900	330,254
Toppan Printing Co. Ltd.	59,000	596,828

		3,485,758

Construction & Engineering 0.3%
JGC Corp.	23,600	395,192
Kajima Corp.	92,800	962,687
Obayashi Corp.	67,900	884,021
Shimizu Corp.	56,000	656,056
Taisei Corp.	22,000	1,213,455

		4,111,411

Construction Materials 0.0%†
Taiheiyo Cement Corp.	12,700	509,624

Consumer Finance 0.1%
Acom Co. Ltd.*	38,600	160,301
AEON Financial Service Co. Ltd.	12,300	264,881
Credit Saison Co. Ltd.	17,000	343,688

		768,870

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	17,600	311,297

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	6,900	234,467

Diversified Financial Services 0.2%
Mitsubishi UFJ Lease & Finance Co. Ltd.	50,400	264,025

58

Statement of Investments (Continued)

October 31, 2017

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Diversified Financial Services (continued)
ORIX Corp.	136,800	$2,356,948

		2,620,973

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	72,208	3,498,620

Electric Utilities 0.3%
Chubu Electric Power Co., Inc.	72,800	938,454
Chugoku Electric Power Co., Inc. (The)	28,100	312,829
Kansai Electric Power Co., Inc. (The)	69,700	953,147
Kyushu Electric Power Co., Inc.	47,200	537,606
Tohoku Electric Power Co., Inc.	49,900	652,721
Tokyo Electric Power Co. Holdings, Inc.*	152,100	625,221

		4,019,978

Electrical Equipment 0.5%
Fuji Electric Co. Ltd.	61,200	445,631
Mabuchi Motor Co. Ltd.	4,700	246,697
Mitsubishi Electric Corp.	203,500	3,495,704
Nidec Corp.	24,800	3,282,733

		7,470,765

Electronic Equipment, Instruments & Components 1.4%
Alps Electric Co. Ltd.	21,500	659,883
Hamamatsu Photonics KK	14,900	483,562
Hirose Electric Co. Ltd.	3,300	497,416
Hitachi High-Technologies Corp.	7,900	331,367
Hitachi Ltd.	509,300	4,052,678
Keyence Corp.	10,236	5,663,185
Kyocera Corp.	32,700	2,174,786
Murata Manufacturing Co. Ltd.	20,100	3,166,798
Nippon Electric Glass Co. Ltd.	9,600	392,854
Omron Corp.	20,100	1,121,678
Shimadzu Corp.	26,500	552,163
TDK Corp.	13,500	1,042,019
Yaskawa Electric Corp.	28,000	996,558
Yokogawa Electric Corp.	22,700	432,936

		21,567,883

Equity Real Estate Investment Trusts (REITs) 0.2%
Daiwa House REIT Investment Corp.	164	382,377
Japan Prime Realty Investment Corp.	89	285,628
Japan Real Estate Investment Corp.	135	632,801
Japan Retail Fund Investment Corp.	291	516,269
Nippon Building Fund, Inc.	133	640,848
Nippon Prologis REIT, Inc.	171	359,004
Nomura Real Estate Master Fund, Inc.	406	507,716
United Urban Investment Corp.	330	474,030

		3,798,673

Food & Staples Retailing 0.4%
Aeon Co. Ltd.	64,800	1,002,779
FamilyMart UNY Holdings Co. Ltd.	9,300	530,670
Lawson, Inc.	5,700	371,286
Seven & i Holdings Co. Ltd.	78,700	3,180,890
Sundrug Co. Ltd.	8,200	356,795
Tsuruha Holdings, Inc.	3,700	456,752

		5,899,172

Food Products 0.4%
Ajinomoto Co., Inc.	54,800	1,102,846
Calbee, Inc.	9,100	305,606

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Food Products (continued)
Kikkoman Corp.	15,000	$514,447
MEIJI Holdings Co. Ltd.	12,598	1,029,834
NH Foods Ltd.	18,000	516,433
Nisshin Seifun Group, Inc.	20,652	361,470
Nissin Foods Holdings Co. Ltd.	5,800	364,473
Toyo Suisan Kaisha Ltd.	9,500	365,488
Yakult Honsha Co. Ltd.	8,600	709,783
Yamazaki Baking Co. Ltd.	12,500	224,410

		5,494,790

Gas Utilities 0.1%
Osaka Gas Co. Ltd.	39,180	754,646
Toho Gas Co. Ltd.	7,200	201,723
Tokyo Gas Co. Ltd.	40,880	1,018,752

		1,975,121

Health Care Equipment & Supplies 0.4%
CYBERDYNE, Inc.* (b)	9,200	121,863
Hoya Corp.	40,700	2,199,790
Olympus Corp.	31,300	1,166,062
Sysmex Corp.	15,200	1,042,051
Terumo Corp.	33,700	1,404,121

		5,933,887

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	18,800	359,318
Medipal Holdings Corp.	16,900	314,498
Miraca Holdings, Inc.	6,200	287,658
Suzuken Co. Ltd.	8,580	309,681

		1,271,155

Health Care Technology 0.0%†
M3, Inc.	22,100	662,149

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co. Japan Ltd.	7,024	301,766
Oriental Land Co. Ltd.	22,400	1,793,297

		2,095,063

Household Durables 0.9%
Casio Computer Co. Ltd.	19,300	285,654
Iida Group Holdings Co. Ltd.	18,300	351,991
Nikon Corp.	33,400	633,862
Panasonic Corp.	232,502	3,515,127
Rinnai Corp.	3,500	298,491
Sekisui Chemical Co. Ltd.	44,300	893,724
Sekisui House Ltd.	60,100	1,123,227
Sharp Corp.* (b)	16,500	521,005
Sony Corp.	133,000	5,789,926

		13,413,007

Household Products 0.1%
Lion Corp.	24,000	459,827
Unicharm Corp.	40,400	918,845

		1,378,672

Independent Power and Renewable Electricity Producers 0.0%†
Electric Power Development Co. Ltd.	15,600	392,481

Industrial Conglomerates 0.1%
Keihan Holdings Co. Ltd.	9,800	299,565
Seibu Holdings, Inc.	20,300	363,236
Toshiba Corp.*	437,700	1,275,251

		1,938,052

59

Statement of Investments (Continued)

October 31, 2017

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Insurance 0.7%
Dai-ichi Life Holdings, Inc.	112,600	$2,161,970
Japan Post Holdings Co. Ltd.	165,500	1,910,508
MS&AD Insurance Group Holdings, Inc.	50,955	1,720,099
Sompo Holdings, Inc.	36,325	1,452,120
Sony Financial Holdings, Inc.	19,800	329,712
T&D Holdings, Inc.	55,900	872,934
Tokio Marine Holdings, Inc.	71,800	3,094,739

		11,542,082

Internet & Direct Marketing Retail 0.1%
Rakuten, Inc.	98,800	1,051,659
Start Today Co. Ltd.	20,700	563,316

		1,614,975

Internet Software & Services 0.1%
DeNA Co. Ltd.	11,700	275,714
Kakaku.com, Inc.	14,600	200,705
Mixi, Inc.	4,100	200,629
Yahoo Japan Corp.	155,800	697,850

		1,374,898

IT Services 0.2%
Fujitsu Ltd.	200,100	1,547,767
Nomura Research Institute Ltd.	14,318	609,336
NTT Data Corp.	66,000	765,038
Obic Co. Ltd.	7,100	469,697
Otsuka Corp.	6,200	420,231

		3,812,069

Leisure Products 0.2%
Bandai Namco Holdings, Inc.	21,049	725,294
Sankyo Co. Ltd.	4,900	158,353
Sega Sammy Holdings, Inc.	19,300	271,548
Shimano, Inc.	7,600	1,034,481
Yamaha Corp.	18,500	729,081

		2,918,757

Machinery 1.4%
Amada Holdings Co. Ltd.	35,600	442,533
FANUC Corp.	20,400	4,782,639
Hino Motors Ltd.	28,800	371,366
Hitachi Construction Machinery Co. Ltd.	11,500	395,280
Hoshizaki Corp.	5,500	521,108
IHI Corp.	16,500	590,553
JTEKT Corp.	24,900	411,368
Kawasaki Heavy Industries Ltd.	14,620	509,814
Komatsu Ltd.	96,300	3,169,266
Kubota Corp.	105,900	1,996,311
Kurita Water Industries Ltd.	11,500	365,116
Makita Corp.	23,500	989,122
MINEBEA MITSUMI, Inc.	39,500	726,128
Mitsubishi Heavy Industries Ltd.	32,720	1,279,317
Nabtesco Corp.	13,000	519,333
NGK Insulators Ltd.	28,600	564,352
NSK Ltd.	40,300	581,913
SMC Corp.	5,900	2,263,885
Sumitomo Heavy Industries Ltd.	12,600	532,713
THK Co. Ltd.	13,500	494,012

		21,506,129

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Marine 0.1%
Mitsui OSK Lines Ltd.	12,800	$392,269
Nippon Yusen KK*	18,440	389,037

		781,306

Media 0.1%
Dentsu, Inc.	23,361	997,167
Hakuhodo DY Holdings, Inc.	21,600	299,124
Toho Co. Ltd.	12,900	425,642

		1,721,933

Metals & Mining 0.3%
Hitachi Metals Ltd.	24,400	314,230
JFE Holdings, Inc.	53,600	1,151,994
Kobe Steel Ltd.(b)	35,200	297,745
Maruichi Steel Tube Ltd.	5,800	177,410
Mitsubishi Materials Corp.	10,500	398,671
Nippon Steel & Sumitomo Metal Corp.	78,906	1,891,849
Sumitomo Metal Mining Co. Ltd.	25,000	987,445

		5,219,344

Multiline Retail 0.2%
Don Quijote Holdings Co. Ltd.	13,500	566,584
Isetan Mitsukoshi Holdings Ltd.	35,978	391,463
J Front Retailing Co. Ltd.	27,500	408,141
Marui Group Co. Ltd.	20,400	312,496
Ryohin Keikaku Co. Ltd.	2,500	736,771
Takashimaya Co. Ltd.	30,000	275,849

		2,691,304

Oil, Gas & Consumable Fuels 0.2%
Idemitsu Kosan Co. Ltd.	14,200	411,666
Inpex Corp.	93,800	998,052
JXTG Holdings, Inc.	323,317	1,664,213
Showa Shell Sekiyu KK	22,800	268,345

		3,342,276

Paper & Forest Products 0.0%†
Oji Holdings Corp.	81,000	476,009

Personal Products 0.4%
Kao Corp.	51,700	3,126,074
Kose Corp.	3,200	386,887
Pola Orbis Holdings, Inc.	9,600	304,836
Shiseido Co. Ltd.	40,500	1,666,396

		5,484,193

Pharmaceuticals 1.1%
Astellas Pharma, Inc.	215,000	2,872,885
Chugai Pharmaceutical Co. Ltd.	23,200	1,109,496
Daiichi Sankyo Co. Ltd.	59,300	1,364,139
Eisai Co. Ltd.	27,200	1,520,751
Hisamitsu Pharmaceutical Co., Inc.	6,500	359,340
Kyowa Hakko Kirin Co. Ltd.	24,100	446,546
Mitsubishi Tanabe Pharma Corp.	23,700	519,798
Ono Pharmaceutical Co. Ltd.	40,200	920,048
Otsuka Holdings Co. Ltd.	39,700	1,661,444
Santen Pharmaceutical Co. Ltd.	40,600	646,185
Shionogi & Co. Ltd.	29,700	1,598,940
Sumitomo Dainippon Pharma Co. Ltd.	17,700	253,558
Taisho Pharmaceutical Holdings Co. Ltd.	3,570	271,831
Takeda Pharmaceutical Co. Ltd.	74,900	4,216,302

		17,761,263

60

Statement of Investments (Continued)

October 31, 2017

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Professional Services 0.2%
Recruit Holdings Co. Ltd.	113,100	$2,768,793

Real Estate Management & Development 0.7%
Aeon Mall Co. Ltd.	11,250	200,824
Daito Trust Construction Co. Ltd.	6,900	1,204,421
Daiwa House Industry Co. Ltd.	58,700	2,152,865
Hulic Co. Ltd.	28,800	295,378
Mitsubishi Estate Co. Ltd.	131,000	2,375,760
Mitsui Fudosan Co. Ltd.	92,300	2,151,993
Nomura Real Estate Holdings, Inc.	13,000	287,021
Sumitomo Realty & Development Co. Ltd.	38,000	1,270,764
Tokyo Tatemono Co. Ltd.	22,400	313,825
Tokyu Fudosan Holdings Corp.	58,500	383,919

		10,636,770

Road & Rail 0.9%
Central Japan Railway Co.	15,000	2,716,057
East Japan Railway Co.	34,890	3,388,587
Hankyu Hanshin Holdings, Inc.	25,200	982,466
Keikyu Corp.	25,500	528,202
Keio Corp.	12,080	526,496
Keisei Electric Railway Co. Ltd.	13,400	404,387
Kintetsu Group Holdings Co. Ltd.	18,550	713,747
Kyushu Railway Co.	16,700	535,677
Nagoya Railroad Co. Ltd.	19,000	427,069
Nippon Express Co. Ltd.	8,950	569,026
Odakyu Electric Railway Co. Ltd.	29,750	582,106
Tobu Railway Co. Ltd.	21,600	634,411
Tokyu Corp.	55,450	839,608
West Japan Railway Co.	17,600	1,241,079

		14,088,918

Semiconductors & Semiconductor Equipment 0.3%
Disco Corp.	3,000	694,331
Renesas Electronics Corp.*	52,500	677,892
Rohm Co. Ltd.	10,300	960,574
Tokyo Electron Ltd.	16,100	2,818,049

		5,150,846

Software 0.4%
Konami Holdings Corp.	10,400	508,349
LINE Corp.*	4,100	169,847
Nexon Co. Ltd.	19,700	527,234
Nintendo Co. Ltd.	11,900	4,634,803
Oracle Corp. Japan	4,100	346,598
Trend Micro, Inc.	12,000	646,452

		6,833,283

Specialty Retail 0.3%
ABC-Mart, Inc.	3,800	191,308
Fast Retailing Co. Ltd.	5,400	1,805,826
Hikari Tsushin, Inc.	2,300	296,790
Nitori Holdings Co. Ltd.	8,500	1,230,882
Shimamura Co. Ltd.	2,400	266,517
USS Co. Ltd.	21,500	434,874
Yamada Denki Co. Ltd.	63,600	338,200

		4,564,397

Technology Hardware, Storage & Peripherals 0.6%
Brother Industries Ltd.	23,700	571,866
Canon, Inc.	112,400	4,222,145

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Technology Hardware, Storage & Peripherals (continued)
FUJIFILM Holdings Corp.	44,000	$1,792,714
Konica Minolta, Inc.	49,700	435,780
NEC Corp.	26,800	734,394
Ricoh Co. Ltd.	76,400	707,971
Seiko Epson Corp.	28,400	676,085

		9,140,955

Textiles, Apparel & Luxury Goods 0.0%†
Asics Corp.	18,500	281,329

Tobacco 0.3%
Japan Tobacco, Inc.	115,800	3,829,726

Trading Companies & Distributors 0.9%
ITOCHU Corp.	155,500	2,728,479
Marubeni Corp.	176,200	1,180,294
MISUMI Group, Inc.	30,500	838,175
Mitsubishi Corp.	158,300	3,709,134
Mitsui & Co. Ltd.	179,000	2,676,918
Sumitomo Corp.	119,400	1,728,413
Toyota Tsusho Corp.	23,300	849,349

		13,710,762

Transportation Infrastructure 0.0%†
Japan Airport Terminal Co. Ltd.	3,900	137,765
Kamigumi Co. Ltd.	12,500	299,566

		437,331

Wireless Telecommunication Services 1.0%
KDDI Corp.	187,400	5,012,093
NTT DOCOMO, Inc.	145,600	3,517,369
SoftBank Group Corp.	86,400	7,646,309

		16,175,771

		367,596,950

JERSEY 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.	9,907	973,774

JORDAN 0.0%†
Pharmaceuticals 0.0%†
Hikma Pharmaceuticals plc(b)	17,244	266,557

LUXEMBOURG 0.3%
Energy Equipment & Services 0.0%†
Tenaris SA	49,351	674,153

Life Sciences Tools & Services 0.1%
Eurofins Scientific SE	1,216	760,620

Media 0.1%
RTL Group SA	4,240	315,586
SES SA, FDR	33,114	538,548

		854,134

Metals & Mining 0.1%
ArcelorMittal*	68,642	1,967,403

		4,256,310

MACAU 0.0%†
Hotels, Restaurants & Leisure 0.0%†
MGM China Holdings Ltd.	94,000	212,891
Wynn Macau Ltd.	170,800	438,320

		651,211

61

Statement of Investments (Continued)

October 31, 2017

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo plc	22,841	$394,780

NETHERLANDS 4.6%
Banks 0.6%
ABN AMRO Group NV, CVA Reg. S (a)	39,484	1,220,246
ING Groep NV	412,696	7,621,890

		8,842,136

Beverages 0.2%
Heineken Holding NV	10,924	1,014,031
Heineken NV	27,268	2,656,868

		3,670,899

Chemicals 0.3%
Akzo Nobel NV	26,494	2,398,883
Koninklijke DSM NV	18,695	1,594,348

		3,993,231

Construction & Engineering 0.0%†
Boskalis Westminster	12,716	454,571

Diversified Financial Services 0.0%†
EXOR NV	11,133	713,924

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV	344,826	1,190,247

Food & Staples Retailing 0.2%
Koninklijke Ahold Delhaize NV	134,939	2,538,157

Health Care Equipment & Supplies 0.3%
Koninklijke Philips NV	97,157	3,954,023

Insurance 0.2%
Aegon NV	190,892	1,127,846
NN Group NV	31,496	1,319,008

		2,446,854

Media 0.1%
Altice NV, Class A*	50,179	946,404
Altice NV, Class B*	10,271	193,651

		1,140,055

Oil, Gas & Consumable Fuels 1.8%
Koninklijke Vopak NV	6,767	292,956
Royal Dutch Shell plc, Class A	470,102	14,760,751
Royal Dutch Shell plc, Class B	393,432	12,662,691

		27,716,398

Professional Services 0.1%
Randstad Holding NV	12,993	799,289
Wolters Kluwer NV	31,040	1,520,823

		2,320,112

Semiconductors & Semiconductor Equipment 0.7%
ASML Holding NV	39,316	7,092,816
NXP Semiconductors NV*	36,161	4,232,645

		11,325,461

Software 0.0%†
Gemalto NV	8,760	346,746

		70,652,814

NEW ZEALAND 0.2%
Construction Materials 0.0%†
Fletcher Building Ltd.	70,995	359,194

Common Stocks (continued)

	Shares	Value

NEW ZEALAND (continued)
Diversified Telecommunication Services 0.1%
Spark New Zealand Ltd.	199,005	$501,298

Electric Utilities 0.1%
Contact Energy Ltd.	79,256	311,932
Mercury NZ Ltd.	68,910	155,295

		467,227

Health Care Providers & Services 0.0%†
Ryman Healthcare Ltd.	32,750	209,079

Independent Power and Renewable Electricity Producers 0.0%†
Meridian Energy Ltd.	143,934	280,681

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	99,568	425,968

		2,243,447

NORWAY 0.7%
Banks 0.1%
DNB ASA	102,406	1,974,846

Chemicals 0.1%
Yara International ASA	18,226	864,996

Diversified Telecommunication Services 0.1%
Telenor ASA (b)	76,473	1,623,884

Food Products 0.1%
Marine Harvest ASA*	43,856	856,247
Orkla ASA (b)	85,417	835,924

		1,692,171

Insurance 0.0%†
Gjensidige Forsikring ASA	23,152	435,620

Media 0.0%†
Schibsted ASA, Class A	8,230	212,219
Schibsted ASA, Class B	10,371	243,165

		455,384

Metals & Mining 0.1%
Norsk Hydro ASA	140,216	1,083,746

Oil, Gas & Consumable Fuels 0.2%
Statoil ASA (b)	122,282	2,480,955

		10,611,602

PORTUGAL 0.2%
Electric Utilities 0.1%
EDP — Energias de Portugal SA	263,921	941,735

Food & Staples Retailing 0.0%†
Jeronimo Martins SGPS SA	28,930	525,728

Oil, Gas & Consumable Fuels 0.1%
Galp Energia SGPS SA	48,173	895,725

		2,363,188

SINGAPORE 1.3%
Aerospace & Defense 0.0%†
Singapore Technologies Engineering Ltd.	164,200	419,228

Airlines 0.0%†
Singapore Airlines Ltd.	56,413	425,448

Banks 0.6%
DBS Group Holdings Ltd.	187,050	3,126,197

62

Statement of Investments (Continued)

October 31, 2017

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SINGAPORE (continued)
Banks (continued)
Oversea-Chinese Banking Corp. Ltd.	329,589	$2,877,506
United Overseas Bank Ltd.	138,762	2,506,448

		8,510,151

Capital Markets 0.0%†
Singapore Exchange Ltd.	91,600	515,444

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	11,026	318,842

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	854,403	2,354,562

Equity Real Estate Investment Trusts (REITs) 0.1%
Ascendas REIT	259,675	521,992
CapitaLand Commercial Trust	256,286	326,220
CapitaLand Mall Trust	267,800	396,871
Suntec REIT	203,400	290,988

		1,536,071

Food Products 0.1%
Golden Agri-Resources Ltd.	737,871	213,493
Wilmar International Ltd.	167,258	416,007

		629,500

Hotels, Restaurants & Leisure 0.0%†
Genting Singapore plc	640,217	573,034

Industrial Conglomerates 0.1%
Keppel Corp. Ltd.	136,400	751,548
Sembcorp Industries Ltd.	103,843	251,412

		1,002,960

Media 0.0%†
Singapore Press Holdings Ltd. (b)	170,700	338,418

Real Estate Management & Development 0.2%
CapitaLand Ltd.	268,045	721,721
City Developments Ltd.	44,899	426,262
Global Logistic Properties Ltd.	293,100	714,297
UOL Group Ltd.	52,313	347,036

		2,209,316

Road & Rail 0.0%†
ComfortDelGro Corp. Ltd.	235,920	349,638

Transportation Infrastructure 0.0%†
SATS Ltd.	74,500	256,891

Wireless Telecommunication Services 0.0%†
StarHub Ltd. (b)	87,181	168,340

		19,607,843

SOUTH AFRICA 0.1%
Capital Markets 0.0%†
Investec plc	66,477	455,080

Health Care Providers & Services 0.0%†
Mediclinic International plc	38,674	298,744

Paper & Forest Products 0.1%
Mondi plc	39,105	945,721

		1,699,545

SPAIN 3.3%
Banks 1.4%
Banco Bilbao Vizcaya Argentaria SA	704,368	6,161,750

Common Stocks (continued)

	Shares	Value

SPAIN (continued)
Banks (continued)
Banco de Sabadell SA	528,645	$1,059,294
Banco Santander SA	1,677,844	11,386,567
Bankia SA	105,322	503,110
Bankinter SA	74,757	705,891
CaixaBank SA	368,632	1,726,289

		21,542,901

Biotechnology 0.1%
Grifols SA	33,900	1,061,539

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	25,177	993,304
Ferrovial SA	50,194	1,090,769

		2,084,073

Diversified Telecommunication Services 0.3%
Telefonica SA	477,500	5,004,321

Electric Utilities 0.4%
Endesa SA	33,153	759,027
Iberdrola SA	600,667	4,855,748
Red Electrica Corp. SA	48,397	1,071,946

		6,686,721

Electrical Equipment 0.0%†
Siemens Gamesa Renewable Energy SA	24,915	361,409

Food & Staples Retailing 0.0%†
Distribuidora Internacional de Alimentacion SA	61,704	301,938

Gas Utilities 0.1%
Gas Natural SDG SA	36,643	784,266

Insurance 0.0%†
Mapfre SA	94,342	308,828

IT Services 0.2%
Amadeus IT Group SA	46,040	3,123,323

Oil, Gas & Consumable Fuels 0.2%
Enagas SA	21,065	606,750
Repsol SA	127,560	2,390,609

		2,997,359

Specialty Retail 0.3%
Industria de Diseno Textil SA (b)	114,880	4,294,175

Transportation Infrastructure 0.2%
Abertis Infraestructuras SA	69,606	1,505,773
Aena SME SA Reg. S (a)	7,275	1,335,085

		2,840,858

		51,391,711

SWEDEN 2.8%
Banks 0.7%
Nordea Bank AB	319,890	3,867,764
Skandinaviska Enskilda Banken AB, Class A	154,954	1,906,890
Svenska Handelsbanken AB, Class A	158,008	2,261,601
Swedbank AB, Class A	94,135	2,338,039

		10,374,294

63

Statement of Investments (Continued)

October 31, 2017

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWEDEN (continued)
Building Products 0.1%
Assa Abloy AB, Class B	102,827	$2,167,669

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	33,671	590,700

Communications Equipment 0.1%
Telefonaktiebolaget LM Ericsson, Class B	316,947	1,996,306

Construction & Engineering 0.0%†
Skanska AB, Class B	35,543	779,837

Diversified Financial Services 0.3%
Industrivarden AB, Class C	18,168	466,949
Investor AB, Class B	47,043	2,326,624
Kinnevik AB, Class B	24,215	793,149
L E Lundbergforetagen AB, Class B	4,331	338,047

		3,924,769

Diversified Telecommunication Services 0.1%
Telia Co. AB	263,212	1,217,185

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	27,800	1,426,247

Food & Staples Retailing 0.0%†
ICA Gruppen AB (b)	7,862	289,991

Health Care Equipment & Supplies 0.0%†
Getinge AB, Class B	22,588	444,796

Household Durables 0.1%
Electrolux AB Series B	27,378	967,821
Husqvarna AB, Class B	36,924	360,759

		1,328,580

Household Products 0.1%
Essity AB, Class B*	63,762	1,906,012

Machinery 0.8%
Alfa Laval AB	33,462	845,978
Atlas Copco AB, Class A	70,558	3,086,726
Atlas Copco AB, Class B (b)	42,256	1,673,697
Sandvik AB	117,987	2,149,450
SKF AB, Class B	38,403	891,166
Volvo AB, Class B	162,429	3,205,893

		11,852,910

Metals & Mining 0.1%
Boliden AB	28,585	1,000,129

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB*	18,694	439,771

Specialty Retail 0.2%
Hennes & Mauritz AB, Class B	99,522	2,495,885

Tobacco 0.1%
Swedish Match AB	21,511	809,890

Wireless Telecommunication Services 0.0%†
Tele2 AB, Class B	37,474	476,662

		43,521,633

SWITZERLAND 8.5%
Beverages 0.0%†
Coca-Cola HBC AG*	18,161	613,625

Building Products 0.1%
Geberit AG (Registered)	4,047	1,834,167

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Capital Markets 0.8%
Credit Suisse Group AG (Registered)*	255,593	$4,033,990
Julius Baer Group Ltd.*	22,631	1,338,016
Partners Group Holding AG	1,851	1,244,674
UBS Group AG (Registered)*	384,022	6,541,740

		13,158,420

Chemicals 0.3%
EMS-Chemie Holding AG (Registered)	883	578,770
Givaudan SA (Registered)	960	2,143,644
Sika AG	221	1,637,554

		4,359,968

Construction Materials 0.2%
LafargeHolcim Ltd. (Registered)*	47,937	2,707,052

Diversified Financial Services 0.0%†
Pargesa Holding SA	4,425	370,525

Diversified Telecommunication Services 0.1%
Swisscom AG (Registered)	2,672	1,350,262

Electrical Equipment 0.4%
ABB Ltd. (Registered)	208,317	5,451,379

Food Products 1.9%
Barry Callebaut AG (Registered)*	237	370,024
Chocoladefabriken Lindt & Spruengli AG	106	613,499
Chocoladefabriken Lindt & Spruengli AG (Registered)	11	763,654
Nestle SA (Registered)	325,931	27,422,140

		29,169,317

Health Care Equipment & Supplies 0.1%
Sonova Holding AG (Registered)	5,470	988,283
Straumann Holding AG (Registered)	996	695,115

		1,683,398

Insurance 0.7%
Baloise Holding AG (Registered)	5,226	824,454
Swiss Life Holding AG (Registered)*	3,434	1,195,044
Swiss Re AG	33,693	3,172,354
Zurich Insurance Group AG	16,098	4,917,933

		10,109,785

Life Sciences Tools & Services 0.1%
Lonza Group AG (Registered)*	7,918	2,105,320

Machinery 0.1%
Schindler Holding AG	3,974	900,905
Schindler Holding AG (Registered)	2,152	475,658

		1,376,563

Marine 0.1%
Kuehne + Nagel International AG (Registered)	5,522	965,104

Metals & Mining 0.4%
Glencore plc*	1,288,582	6,204,217

Pharmaceuticals 2.4%
Novartis AG (Registered)	232,784	19,200,786
Roche Holding AG	73,414	16,973,287
Vifor Pharma AG	5,095	655,142

		36,829,215

64

Statement of Investments (Continued)

October 31, 2017

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

SWITZERLAND (continued)
Professional Services 0.2%
Adecco Group AG (Registered)*	16,622	$1,320,318
SGS SA (Registered)	561	1,385,304

		2,705,622

Real Estate Management & Development 0.0%†
Swiss Prime Site AG (Registered)*	7,523	642,663

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics NV	68,477	1,612,370

Specialty Retail 0.0%†
Dufry AG (Registered)*	3,455	514,500

Textiles, Apparel & Luxury Goods 0.4%
Cie Financiere Richemont SA (Registered)	54,974	5,074,241
Swatch Group AG (The)	3,147	1,234,413
Swatch Group AG (The) (Registered)	5,834	440,064

		6,748,718

Trading Companies & Distributors 0.1%
Ferguson plc	26,469	1,845,814

		132,358,004

UNITED KINGDOM 15.4%
Aerospace & Defense 0.4%
BAE Systems plc	334,451	2,635,337
Cobham plc*	248,778	459,092
Meggitt plc	77,716	534,271
Rolls-Royce Holdings plc*	173,839	2,244,868

		5,873,568

Air Freight & Logistics 0.0%†
Royal Mail plc	96,681	480,678

Airlines 0.1%
easyJet plc	14,204	252,562
International Consolidated Airlines Group SA	66,483	561,636

		814,198

Auto Components 0.1%
GKN plc	185,988	782,705

Automobiles 0.1%
Fiat Chrysler Automobiles NV*	111,782	1,932,365

Banks 2.4%
Barclays plc	1,784,569	4,404,684
HSBC Holdings plc	2,094,879	20,427,729
Lloyds Banking Group plc	7,556,647	6,852,435
Royal Bank of Scotland Group plc*	381,780	1,433,371
Standard Chartered plc*	343,829	3,423,560

		36,541,779

Beverages 0.6%
Coca-Cola European Partners plc	22,795	934,733
Diageo plc	263,967	9,011,499

		9,946,232

Capital Markets 0.3%
3i Group plc	103,542	1,321,387
Hargreaves Lansdown plc	28,826	605,943
London Stock Exchange Group plc	32,533	1,624,855
Schroders plc	13,703	635,611
St James’s Place plc	54,871	857,623

		5,045,419

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Chemicals 0.1%
Croda International plc	13,717	$761,944
Johnson Matthey plc	18,935	849,964

		1,611,908

Commercial Services & Supplies 0.1%
Babcock International Group plc	27,134	292,482
G4S plc	168,356	627,901

		920,383

Consumer Finance 0.0%†
Provident Financial plc (b)	16,167	200,152

Diversified Telecommunication Services 0.2%
BT Group plc	888,086	3,070,952
Inmarsat plc	47,566	392,364

		3,463,316

Electric Utilities 0.1%
SSE plc	103,028	1,891,409

Energy Equipment & Services 0.0%†
John Wood Group plc	71,066	671,706

Equity Real Estate Investment Trusts (REITs) 0.2%
British Land Co. plc (The)	104,378	833,070
Hammerson plc	87,090	606,377
Intu Properties plc	96,250	276,204
Land Securities Group plc	79,650	1,021,368
Segro plc	110,589	796,972

		3,533,991

Food & Staples Retailing 0.2%
J Sainsbury plc	172,939	557,261
Tesco plc	837,786	2,017,212
Wm Morrison Supermarkets plc	230,223	685,123

		3,259,596

Food Products 0.1%
Associated British Foods plc	38,573	1,706,830
Tate & Lyle plc	53,182	456,600

		2,163,430

Health Care Equipment & Supplies 0.1%
ConvaTec Group plc Reg. S (a)	143,788	374,037
Smith & Nephew plc	88,450	1,669,919

		2,043,956

Hotels, Restaurants & Leisure 0.4%
Compass Group plc	166,109	3,646,321
InterContinental Hotels Group plc	17,864	991,331
Merlin Entertainments plc Reg. S (a)	80,885	406,891
Whitbread plc	19,466	954,662

		5,999,205

Household Durables 0.2%
Barratt Developments plc	105,443	916,468
Berkeley Group Holdings plc	13,549	673,402
Persimmon plc	32,709	1,217,088
Taylor Wimpey plc	357,738	947,971

		3,754,929

Household Products 0.4%
Reckitt Benckiser Group plc	70,292	6,286,846

65

Statement of Investments (Continued)

October 31, 2017

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Industrial Conglomerates 0.1%
DCC plc	9,578	$908,192
Smiths Group plc	38,294	798,542

		1,706,734

Insurance 1.1%
Admiral Group plc	20,747	529,997
Aviva plc	427,418	2,868,534
Direct Line Insurance Group plc	147,463	727,488
Legal & General Group plc	633,992	2,249,139
Old Mutual plc	532,451	1,350,434
Prudential plc	271,621	6,686,077
RSA Insurance Group plc	107,638	899,451
Standard Life Aberdeen plc	276,063	1,577,298

		16,888,418

Internet Software & Services 0.0%†
Auto Trader Group plc Reg. S (a)	104,909	477,340

IT Services 0.1%
Worldpay Group plc Reg. S (a)	209,021	1,127,243

Machinery 0.2%
CNH Industrial NV	109,637	1,399,522
IMI plc	26,645	432,098
Weir Group plc (The)	21,455	556,211

		2,387,831

Media 0.3%
ITV plc	385,761	843,240
Pearson plc	85,822	802,230
Sky plc*	111,804	1,400,168
WPP plc	134,717	2,380,927

		5,426,565

Metals & Mining 0.7%
Anglo American plc	139,221	2,623,142
Rio Tinto Ltd.	44,913	2,395,858
Rio Tinto plc	127,184	5,992,571

		11,011,571

Multiline Retail 0.1%
Marks & Spencer Group plc	167,018	763,170
Next plc	15,369	1,004,412

		1,767,582

Multi-Utilities 0.4%
Centrica plc	594,307	1,340,255
National Grid plc	358,167	4,310,286

		5,650,541

Oil, Gas & Consumable Fuels 0.9%
BP plc	2,045,193	13,862,879

Personal Products 1.1%
Unilever NV, CVA	170,246	9,892,180
Unilever plc	134,668	7,637,971

		17,530,151

Pharmaceuticals 1.2%
AstraZeneca plc	132,717	8,993,464
GlaxoSmithKline plc	517,380	9,295,151

		18,288,615

Professional Services 0.6%
Capita plc	73,787	513,179
Experian plc	98,987	2,083,562

Common Stocks (continued)

	Shares	Value

UNITED KINGDOM (continued)
Professional Services (continued)
Intertek Group plc	16,124	$1,160,747
RELX NV	102,467	2,313,303
RELX plc	113,602	2,613,038

		8,683,829

Software 0.2%
Micro Focus International plc	46,036	1,617,729
Sage Group plc (The)	106,852	1,058,247

		2,675,976

Specialty Retail 0.1%
Dixons Carphone plc	101,199	232,998
Kingfisher plc	239,743	994,873

		1,227,871

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group plc	41,147	1,039,196

Tobacco 1.3%
British American Tobacco plc	239,336	15,454,445
Imperial Brands plc	99,442	4,056,728

		19,511,173

Trading Companies & Distributors 0.2%
Ashtead Group plc	54,169	1,395,398
Bunzl plc	33,698	1,050,102
Travis Perkins plc	27,253	550,289

		2,995,789

Water Utilities 0.1%
Severn Trent plc	25,630	718,248
United Utilities Group plc	66,641	737,494

		1,455,742

Wireless Telecommunication Services 0.5%
Vodafone Group plc	2,778,131	7,948,439

		238,881,256

UNITED STATES 0.5%
Biotechnology 0.3%
Shire plc	93,671	4,610,353

Hotels, Restaurants & Leisure 0.1%
Carnival plc	20,508	1,351,788

Life Sciences Tools & Services 0.1%
QIAGEN NV*	22,194	754,253

Pharmaceuticals 0.0%†
Taro Pharmaceutical Industries Ltd.* (b)	1,531	172,116

		6,888,509

Total Common Stocks (cost $1,189,865,777)		1,534,867,252

Preferred Stock 0.0%†
UNITED KINGDOM 0.0%†
Aerospace & Defense 0.0%†
Rolls-Royce Holdings plc (c)*	7,996,594	10,621

Total Preferred Stock (cost $10,516)		10,621

66

Statement of Investments (Continued)

October 31, 2017

Nationwide International Index Fund (Continued)

Rights 0.0%†

	Number of Rights	Value

SPAIN 0.0%†
Banks 0.0%†
Banco Santander SA, expiring at an exercise price of $0.04 on 11/1/2017*	1,677,844	$80,132

Construction & Engineering 0.0%†
Ferrovial SA, expiring at an exercise price of $0.00 on 11/13/2017	50,194	24,147

		104,279

Total Rights (cost $100,729)		104,279

Short-Term Investment 0.0%†

	Shares

Money Market Fund 0.0%†
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96% (d)(e)	648,520	648,520

Total Short-Term Investment (cost $648,520)		648,520

Repurchase Agreement 1.7%

	Principal Amount

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $26,824,671, collateralized by U.S. Treasury Notes, ranging from 1.88% - 2.25%, maturing 1/31/2022 - 2/15/2027; total market value $27,360,431. (e)(f)	$26,823,911	26,823,911

Total Repurchase Agreement (cost $26,823,911)		26,823,911

Total Investments (cost $1,217,449,453) — 100.8%		1,562,454,583

Liabilities in excess of other assets — (0.8)%		(13,069,202)

NET ASSETS — 100.0%		$1,549,385,381

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2017 was $9,723,203 which represents 0.63% of net assets.

(b)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at
October 31, 2017 was $15,007,632, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $648,520 and $26,823,911, respectively, and by $2,688,309 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.88% - 6.50%, and maturity dates ranging from 3/31/2018 – 8/15/2047; a total value of $30,160,740.

(c)	Fair valued security.

(d)	Represents 7-day effective yield as of October 31, 2017.

(e)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $27,472,431.

(f)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

ADR	American Depositary Receipt

CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certification

FDR	Fiduciary Depositary Receipt

FTSE	Financial Times Stock Exchange

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Reg. S	Regulation S — Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. Currently there is no restriction on trading this security.

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

67

Statement of Investments (Continued)

October 31, 2017

Nationwide International Index Fund (Continued)

Futures contracts outstanding as of October 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	126	12/2017	EUR	5,398,241	133,388
FTSE 100 Index	33	12/2017	GBP	3,272,927	18,354
SGX Nikkei 225 Index	36	12/2017	JPY	3,379,029	140,504
SPI 200 Index	14	12/2017	AUD	1,577,233	24,856

					317,102

SGX	Singapore Exchange

Currency:

AUD	Australian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

At October 31, 2017 the fund had $747,005 segregated in foreign currency as collateral with the broker for open futures contract.

The accompanying notes are an integral part of these financial statements.

68

Statement of Assets and Liabilities

October 31, 2017

Nationwide International Index Fund
Assets:
Investment securities, at value* (cost $1,190,625,542)	$1,535,630,672
Repurchase agreement, at value (cost $26,823,911)	26,823,911
Cash	313,398
Deposits with broker for futures contracts	747,005
Foreign currencies, at value (cost $9,646,553)	9,561,183
Interest and dividends receivable	3,468,887
Security lending income receivable	32,591
Receivable for investments sold	492,310
Receivable for capital shares issued	235,498
Reclaims receivable	2,321,022
Receivable for variation margin on futures contracts	31,448
Prepaid expenses	29,660

Total Assets	1,579,687,585

Liabilities:
Payable for investments purchased	491,741
Payable for capital shares redeemed	1,746,188
Payable upon return of securities loaned (Note 2)	27,472,431
Accrued expenses and other payables:
Investment advisory fees	319,358
Fund administration fees	49,295
Distribution fees	47,980
Administrative servicing fees	30,719
Accounting and transfer agent fees	17,097
Trustee fees	3,873
Custodian fees	15,890
Compliance program costs (Note 3)	970
Professional fees	42,796
Printing fees	9,247
Other	54,619

Total Liabilities	30,302,204

Net Assets	$1,549,385,381

Represented by:
Capital	$1,245,809,248
Accumulated undistributed net investment income	10,017,582
Accumulated net realized losses from investment securities, futures contracts, and foreign currency transactions	(51,686,822)
Net unrealized appreciation/(depreciation) in investment securities	345,005,130
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	317,102
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(76,859)

Net Assets	$1,549,385,381

69

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide International Index Fund
Net Assets:
Class A Shares	$190,918,580
Class C Shares	6,139,114
Class R Shares	5,734,302
Class R6 Shares	1,345,318,673
Institutional Service Class Shares	1,274,712

Total	$1,549,385,381

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	21,905,957
Class C Shares	747,920
Class R Shares	657,999
Class R6 Shares	153,492,193
Institutional Service Class Shares	145,503

Total	176,949,572

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$8.72
Class C Shares ((b)	$8.21
Class R Shares	$8.71
Class R6 Shares	$8.76
Institutional Service Class Shares	$8.76
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.25

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $15,007,632 (Note 2).
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

70

Statement of Operations

For the Year Ended October 31, 2017

Nationwide International Index Fund
INVESTMENT INCOME:
Dividend income	$48,958,330
Income from securities lending (Note 2)	756,672
Foreign tax withholding	(3,883,103)

Total Income	45,831,899

EXPENSES:
Investment advisory fees	3,776,150
Fund administration fees	453,785
Distribution fees Class A	416,339
Distribution fees Class C	52,917
Distribution fees Class R	16,036
Administrative servicing fees Class A	249,805
Administrative servicing fees Class C	4,233
Administrative servicing fees Class R	5,896
Administrative servicing fees Institutional Service Class (a)	381
Registration and filing fees	67,245
Professional fees	130,036
Printing fees	20,889
Trustee fees	43,354
Custodian fees	78,605
Accounting and transfer agent fees	95,885
Compliance program costs (Note 3)	6,709
Other	158,911

Total Expenses	5,577,176

NET INVESTMENT INCOME	40,254,723

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	57,272,225
Expiration or closing of futures contracts (Note 2)	2,979,679
Foreign currency transactions (Note 2)	(184,013)

Net realized gains	60,067,891

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	225,359,279
Futures contracts (Note 2)	213,239
Translation of assets and liabilities denominated in foreign currencies	117,249

Net change in unrealized appreciation/depreciation	225,689,767

Net realized/unrealized gains	285,757,658

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$326,012,381

(a)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

71

Statements of Changes in Net Assets

	Nationwide International Index Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016
Operations:
Net investment income	$40,254,723		$50,407,502
Net realized gains (losses)	60,067,891		(1,301,926)
Net change in unrealized appreciation/depreciation	225,689,767		(87,902,023)

Change in net assets resulting from operations	326,012,381		(38,796,447)

Distributions to Shareholders From:
Net investment income:
Class A	(3,507,708)		(4,063,519)
Class C	(90,953)		(128,432)
Class R	(60,910)		(75,803)
Class R6 (a)	(35,314,815)		(45,873,118)
Institutional Service Class	(13,221	)(b)	–
Net realized gains:
Class A	(319,355)		(1,486,305)
Class C	(12,326)		(54,295)
Class R	(6,344)		(28,670)
Class R6 (a)	(3,269,669)		(13,864,826)
Institutional Service Class	(21	)(b)	–

Change in net assets from shareholder distributions	(42,595,322)		(65,574,968)

Change in net assets from capital transactions	(476,263,065)		85,775,600

Change in net assets	(192,846,006)		(18,595,815)

Net Assets:
Beginning of year	1,742,231,387		1,760,827,202

End of year	$1,549,385,381		$1,742,231,387

Accumulated undistributed net investment income at end of year	$10,017,582		$5,114,193

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$40,473,763		$21,116,829
Dividends reinvested	3,544,916		5,247,629
Cost of shares redeemed	(38,607,647)		(31,393,996)

Total Class A Shares	5,411,032		(5,029,538)

Class C Shares
Proceeds from shares issued	1,662,388		1,950,223
Dividends reinvested	86,292		143,360
Cost of shares redeemed	(2,268,378)		(1,552,906)

Total Class C Shares	(519,698)		540,677

Class R Shares
Proceeds from shares issued	5,862,085		1,113,515
Dividends reinvested	51,652		103,526
Cost of shares redeemed	(3,768,428)		(1,401,763)

Total Class R Shares	2,145,309		(184,722)

72

Statements of Changes in Net Assets (Continued)

	Nationwide International Index Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Class R6 Shares (a)
Proceeds from shares issued	$114,270,926		$186,029,351
Dividends reinvested	38,584,484		59,737,944
Cost of shares redeemed	(637,379,225)		(155,318,112)

Total Class R6 Shares	(484,523,815)		90,449,183

Institutional Service Class Shares
Proceeds from shares issued	1,236,467	(b)	–
Dividends reinvested	13,242	(b)	–
Cost of shares redeemed	(25,602	)(b)	–

Total Institutional Service Class Shares	1,224,107	(b)	–

Change in net assets from capital transactions	$(476,263,065)		$85,775,600

SHARE TRANSACTIONS:
Class A Shares
Issued	4,994,334		2,928,978
Reinvested	458,829		725,388
Redeemed	(4,907,904)		(4,325,156)

Total Class A Shares	545,259		(670,790)

Class C Shares
Issued	215,344		280,990
Reinvested	12,020		20,999
Redeemed	(316,907)		(226,850)

Total Class C Shares	(89,543)		75,139

Class R Shares
Issued	721,092		156,316
Reinvested	6,822		14,312
Redeemed	(486,218)		(195,646)

Total Class R Shares	241,696		(25,018)

Class R6 Shares (a)
Issued	14,506,835		26,504,243
Reinvested	4,997,987		8,218,535
Redeemed	(82,675,585)		(21,087,821)

Total Class R6 Shares	(63,170,763)		13,634,957

Institutional Service Class Shares
Issued	146,884	(b)	–
Reinvested	1,605	(b)	–
Redeemed	(2,986	)(b)	–

Total Institutional Service Class Shares	145,503	(b)	–

Total change in shares	(62,327,848)		13,014,288

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(b)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

73

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2017	$7.25	0.18	1.48	1.66	(0.17)	(0.02)	(0.19)	$8.72	23.17%		$190,918,580	0.71%	2.29%	0.71%	6.07%
Year Ended October 31, 2016	$7.75	0.18	(0.42)	(0.24)	(0.19)	(0.07)	(0.26)	$7.25	(3.13%	)	$154,817,735	0.72%	2.55%	0.72%	6.09%
Year Ended October 31, 2015	$8.14	0.20	(0.34)	(0.14)	(0.22)	(0.03)	(0.25)	$7.75	(1.78%	)	$170,696,771	0.70%	2.50%	0.70%	6.69%
Year Ended October 31, 2014	$8.41	0.25	(0.27)	(0.02)	(0.25)	—	(0.25)	$8.14	(0.35%	)	$197,704,418	0.70%	2.92%	0.70%	5.68%
Year Ended October 31, 2013	$6.87	0.18	1.58	1.76	(0.22)	—	(0.22)	$8.41	26.05%		$198,132,384	0.70%	2.44%	0.70%	3.72%

Class C Shares
Year Ended October 31, 2017	$6.84	0.11	1.40	1.51	(0.12)	(0.02)	(0.14)	$8.21	22.36%		$6,139,114	1.39%	1.53%	1.39%	6.07%
Year Ended October 31, 2016	$7.34	0.13	(0.41)	(0.28)	(0.15)	(0.07)	(0.22)	$6.84	(3.83%	)	$5,729,070	1.39%	1.92%	1.39%	6.09%
Year Ended October 31, 2015	$7.73	0.15	(0.33)	(0.18)	(0.18)	(0.03)	(0.21)	$7.34	(2.41%	)	$5,592,927	1.38%	1.98%	1.38%	6.69%
Year Ended October 31, 2014	$8.01	0.15	(0.23)	(0.08)	(0.20)	—	(0.20)	$7.73	(1.04%	)	$2,174,848	1.38%	1.92%	1.38%	5.68%
Year Ended October 31, 2013	$6.56	0.12	1.51	1.63	(0.18)	—	(0.18)	$8.01	25.27%		$790,140	1.32%	1.69%	1.32%	3.72%

Class R Shares (f)
Year Ended October 31, 2017	$7.25	0.14	1.49	1.63	(0.15)	(0.02)	(0.17)	$8.71	22.78%		$5,734,302	0.99%	1.72%	0.99%	6.07%
Year Ended October 31, 2016	$7.75	0.16	(0.42)	(0.26)	(0.17)	(0.07)	(0.24)	$7.25	(3.37%	)	$3,019,089	1.00%	2.27%	1.00%	6.09%
Year Ended October 31, 2015	$8.15	0.19	(0.36)	(0.17)	(0.20)	(0.03)	(0.23)	$7.75	(2.11%	)	$3,422,400	0.95%	2.33%	0.95%	6.69%
Year Ended October 31, 2014	$8.42	0.24	(0.27)	(0.03)	(0.24)	—	(0.24)	$8.15	(0.42%	)	$1,115,530	0.80%	2.80%	0.80%	5.68%
Year Ended October 31, 2013	$6.89	0.17	1.57	1.74	(0.21)	—	(0.21)	$8.42	25.71%		$743,297	0.82%	2.27%	0.82%	3.72%

Class R6 Shares (g)
Year Ended October 31, 2017	$7.29	0.21	1.48	1.69	(0.20)	(0.02)	(0.22)	$8.76	23.51%		$1,345,318,673	0.31%	2.64%	0.31%	6.07%
Year Ended October 31, 2016	$7.79	0.22	(0.43)	(0.21)	(0.22)	(0.07)	(0.29)	$7.29	(2.71%	)	$1,578,665,493	0.31%	2.98%	0.31%	6.09%
Year Ended October 31, 2015	$8.18	0.23	(0.34)	(0.11)	(0.25)	(0.03)	(0.28)	$7.79	(1.36%	)	$1,581,115,104	0.30%	2.90%	0.30%	6.69%
Year Ended October 31, 2014	$8.45	0.28	(0.27)	0.01	(0.28)	—	(0.28)	$8.18	0.05%		$1,562,224,101	0.30%	3.31%	0.30%	5.68%
Year Ended October 31, 2013	$6.91	0.21	1.57	1.78	(0.24)	—	(0.24)	$8.45	26.37%		$1,557,694,326	0.32%	2.77%	0.32%	3.72%

Institutional Service Class Shares
Period Ended October 31, 2017 (h)	$7.26	0.14	1.58	1.72	(0.20)	(0.02)	(0.22)	$8.76	23.97%		$1,274,712	0.40%	1.80%	0.40%	6.07%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(h)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

74

Fund Commentary	Nationwide Mid Cap Market Index Fund

For the annual period ended October 31, 2017, the Nationwide Mid Cap Market Index Fund (Class R6) returned 23.15% versus 23.48% for its benchmark, the S&P MidCap 400® (S&P 400) Index. For broader comparison, the median return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 423 funds as of October 31, 2017) was 20.34% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The U.S. presidential election and the U.S. Federal Reserve (“the Fed”) were front and center in 2016, especially in the fourth quarter. The quarter started with a slight increase in volatility as investors prepared for a possible federal funds rate increase, and weighed probable outcomes of the presidential election. While many people were shocked by the Trump win, markets did not experience the same type of volatility seen after the Brexit vote, with major U.S. indexes posting solid gains in November. The performance of U.S. equities post-election suggests market participants are optimistic about Trump’s pro-growth policies, including lower taxes, deregulation and infrastructure spending.

The U.S. economy continued to strengthen, as seen by strong macroeconomic data and tightening of the U.S. labor market. Therefore, the Fed’s decision to raise the federal funds rate by 25 basis points (bps) in December did not come as a surprise. The 10-year Treasury yield increased almost 1% over the quarter, and the Bloomberg Barclays U.S. Aggregate Bond Index posted a fourth-quarter loss of 2.98%.

The reflation trade in the United States continued to gain steam in the first quarter of 2017. Macroeconomic data highlighted continued economic growth and a strengthening labor market, which supported the Fed’s decision to increase the federal funds rate by 25 bps, or 0.25%, in March, marking the second rate hike in the past six months. The Fed’s summary of economic projections indicated that it will maintain a gradual pace of tightening should current economic trends continue.

Expectations of the new administration’s policies also boosted market sentiment, sending several U.S. equity indexes to record highs. The inauguration of President Trump in late January stoked risk-on appetite, as pledges of tax relief and increased fiscal spending were supportive of cyclical stocks. However, the final weeks of the quarter saw some profit-taking as investor optimism waned after the failed attempt to repeal the Affordable Care Act called into question whether the new administration will be able to push through further reforms in 2017. Despite these setbacks, U.S. equities finished the quarter strong and the 10-year Treasury yield added 31 bps in the quarter.

In the second quarter, the health care sector benefited from positive investor sentiment on industry prospects following the House of Representatives’ passing of the Republicans’ health care reform bill, as well as a leaked draft of an executive order relaxing drug price regulations being made public. The financial sector also benefited from positive stress test results, the Fed’s June rate hike, and the House’s passage of the Financial Choice Act, intended to roll back some provisions of the Dodd-Frank Act. The technology sector also performed strongly. Facebook, Apple, Amazon, Netflix and Google (FAANG) and semiconductor companies performed strongly throughout most of the quarter before some late-quarter profit-taking and valuation concerns.

Political risk was a headwind to U.S. equities during the second quarter. President Trump’s firing of FBI Director James Comey on May 9 and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials was an enduring source of negative market sentiment. One of the largest single-day drops in the quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Comey on May 17.

Although the Fed continued its monetary policy normalization, the yield on the 10-year U.S. Treasury compressed by 9 bps to 2.31% in the second quarter. The Fed increased the federal

75

Fund Commentary (cont.)	Nationwide Mid Cap Market Index Fund

funds rate by 25 bps at the June meeting, to between 1% and 1.25%, citing strength in the labor market and business spending, despite relatively weak inflation trends throughout the quarter.

During the third quarter, investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility Index averaging a record low of 10.94 in the quarter.

Domestic rates moved modestly higher in the quarter as investors balanced news on the monetary, fiscal and geopolitical fronts. In the September Federal Open Market Committee (FOMC) announcement, the committee announced they would keep interest rates unchanged and initiate their balance sheet normalization in October. Additionally, amid short-term hurricane-related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2% in the near term, but expects it to stabilize around 2% by 2019. Real gross domestic product (GDP) growth was revised higher for 2017, from 2.2% to 2.4%. The 10-year U.S. Treasury yield ended the quarter 2 bps higher, at 2.33%.

From a sector perspective, information technology, with 36.10%, generated the strongest returns in the S&P 400® Index, followed by industrials, with 33.31%, and health care, with 30.55%. Declines were seen across telecommunication services, with -27.09%, energy, with -10.74%, and consumer staples, with -0.97%.

Derivatives are not used in any speculative or arbitrage capacity, but only to equitize cash. Exchange-traded futures are employed to equitize cash flows generated from daily participant activity, dividends, interest received and other cash flows associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transaction costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA; Alan Mason; and Greg Savage, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

76

Fund Overview	Nationwide Mid Cap Market Index Fund

Asset Allocation†

Common Stocks	99.0%
Repurchase Agreement	3.2%
Short-Term Investment	0.1%
Futures Contracts††	0.0%
Liabilities in excess of other assets	(2.3)%
100.0%

Top Industries†††

Equity Real Estate Investment Trusts (REITs)	8.6%
Banks	8.3%
Electronic Equipment, Instruments & Components	5.3%
Machinery	5.0%
Insurance	4.3%
Software	3.5%
IT Services	3.4%
Capital Markets	3.1%
Health Care Equipment & Supplies	3.0%
Chemicals	3.0%
Other Industries*	52.5%
100.0%

Top Holdings†††

Take-Two Interactive Software, Inc.	0.7%
SVB Financial Group	0.7%
NVR, Inc.	0.6%
Teleflex, Inc.	0.6%
Cognex Corp.	0.6%
Huntington Ingalls Industries, Inc.	0.6%
MSCI, Inc.	0.6%
Chemours Co. (The)	0.6%
Trimble, Inc.	0.6%
Broadridge Financial Solutions, Inc.	0.6%
Other Holdings*	93.8%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

77

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	22.61%	14.38%	8.21%
	w/SC2	15.57%	13.03%	7.57%
Class C	w/o SC1	21.79%	13.63%	7.52%
	w/SC3	20.79%	N/A	N/A
Class R4,5,		22.31%	14.12%	8.04%
Class R6[4,6]		23.15%	14.85%	8.64%
Institutional Service Class[4]		N/A	N/A	11.76%	[7]*
S&P MidCap 400® Index		23.48%	15.13%	8.96%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective February 28, 2009, Class R Shares were remaned Class R2 Shares. Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of December 6, 2016.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.69%	0.68%
Class C	1.38%	1.37%
Class R	0.98%	0.97%
Class R6[1]	0.28%	0.27%
Institutional Service Class	0.53%	0.52%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

78

Fund Performance (cont.)	Nationwide Mid Cap Market Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Mid Cap Market Index Fund versus the S&P MidCap 400® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

79

Shareholder Expense Example	Nationwide Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Mid Cap Market Index Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,063.40	3.54	0.68
	Hypothetical	(a)(b)	1,000.00	1,021.78	3.47	0.68
Class C Shares	Actual	(a)	1,000.00	1,059.50	7.11	1.37
	Hypothetical	(a)(b)	1,000.00	1,018.30	6.97	1.37
Class R Shares	Actual	(a)	1,000.00	1,062.30	5.04	0.97
	Hypothetical	(a)(b)	1,000.00	1,020.32	4.94	0.97
Class R6 Shares(c)	Actual	(a)	1,000.00	1,065.70	1.41	0.27
	Hypothetical	(a)(b)	1,000.00	1,023.84	1.38	0.27
Institutional Service Class Shares	Actual	(a)	1,000.00	1,064.80	1.93	0.37
	Hypothetical	(a)(b)	1,000.00	1,023.34	1.89	0.37

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

80

Statement of Investments

October 31, 2017

Nationwide Mid Cap Market Index Fund

Common Stocks 99.0%

	Shares	Value

Aerospace & Defense 2.0%
Curtiss-Wright Corp.	32,038	$3,788,493
Esterline Technologies Corp.*	19,148	1,816,188
Huntington Ingalls Industries, Inc.	32,955	7,672,913
KLX, Inc.*	37,335	2,048,198
Orbital ATK, Inc.	41,804	5,557,006
Teledyne Technologies, Inc.*	25,645	4,358,624

		25,241,422

Airlines 0.4%
JetBlue Airways Corp.*	238,690	4,570,913

Auto Components 0.7%
Cooper Tire & Rubber Co.	37,879	1,242,431
Dana, Inc.	105,019	3,202,030
Gentex Corp.	207,286	4,023,421

		8,467,882

Automobiles 0.4%
Thor Industries, Inc.	35,491	4,834,584

Banks 8.5%
Associated Banc-Corp.	109,872	2,779,761
BancorpSouth, Inc.	61,438	1,941,441
Bank of Hawaii Corp.	30,942	2,525,177
Bank of the Ozarks, Inc.	88,131	4,108,667
Cathay General Bancorp	55,124	2,304,183
Chemical Financial Corp.	51,646	2,721,228
Commerce Bancshares, Inc.	64,913	3,775,340
Cullen/Frost Bankers, Inc.	42,408	4,177,188
East West Bancorp, Inc.	104,851	6,274,284
First Horizon National Corp.	169,940	3,189,774
FNB Corp.	234,715	3,166,305
Fulton Financial Corp.	127,072	2,312,710
Hancock Holding Co.	61,493	2,997,784
Home BancShares, Inc.	114,664	2,577,647
International Bancshares Corp.	39,330	1,596,798
MB Financial, Inc.	60,856	2,795,725
PacWest Bancorp	93,980	4,541,114
Pinnacle Financial Partners, Inc.	53,530	3,543,686
Prosperity Bancshares, Inc.	50,426	3,317,022
Signature Bank*	39,896	5,186,879
Sterling Bancorp	162,590	4,072,879
SVB Financial Group*	38,240	8,385,267
Synovus Financial Corp.	88,143	4,129,499
TCF Financial Corp.	124,631	2,270,777
Texas Capital Bancshares, Inc.*	35,997	3,097,542
Trustmark Corp.	49,202	1,620,714
UMB Financial Corp.	31,945	2,348,916
Umpqua Holdings Corp.	159,893	3,271,411
United Bankshares, Inc.	76,187	2,738,923
Valley National Bancorp	191,766	2,205,309
Webster Financial Corp.	66,814	3,674,102
Wintrust Financial Corp.	40,502	3,292,407

		106,940,459

Beverages 0.1%
Boston Beer Co., Inc. (The), Class A*	6,472	1,152,340

Biotechnology 0.6%
Bioverativ, Inc.*	78,503	4,435,419
United Therapeutics Corp.*	31,532	3,739,380

		8,174,799

Common Stocks (continued)

	Shares	Value

Building Products 0.4%
Lennox International, Inc.	27,551	$5,265,823

Capital Markets 3.2%
Eaton Vance Corp.	83,467	4,212,579
FactSet Research Systems, Inc.	28,472	5,405,979
Federated Investors, Inc., Class B (a)	68,836	2,138,734
Janus Henderson Group plc	130,952	4,550,582
Legg Mason, Inc.	63,200	2,412,976
MarketAxess Holdings, Inc.	27,282	4,747,068
MSCI, Inc.	65,366	7,671,354
SEI Investments Co.	95,264	6,145,481
Stifel Financial Corp.	49,596	2,630,076

		39,914,829

Chemicals 3.1%
Ashland Global Holdings, Inc.	45,281	3,078,202
Cabot Corp.	45,165	2,753,258
Chemours Co. (The)	134,126	7,592,873
Minerals Technologies, Inc.	25,478	1,831,868
NewMarket Corp.	6,709	2,686,217
Olin Corp.	120,667	4,407,966
PolyOne Corp.	59,373	2,735,314
RPM International, Inc.	96,922	5,168,850
Scotts Miracle-Gro Co. (The)	29,665	2,955,227
Sensient Technologies Corp.	31,837	2,421,204
Valvoline, Inc.	147,092	3,533,150

		39,164,129

Commercial Services & Supplies 1.7%
Brink’s Co. (The)	36,635	2,787,923
Clean Harbors, Inc.*	37,753	2,020,163
Copart, Inc.*	145,450	5,278,380
Deluxe Corp.	35,099	2,444,645
Herman Miller, Inc.	43,415	1,458,744
HNI Corp.	32,017	1,095,622
MSA Safety, Inc.	24,669	1,961,186
Pitney Bowes, Inc.	135,544	1,862,375
Rollins, Inc.	69,605	3,056,356

		21,965,394

Communications Equipment 1.3%
ARRIS International plc*	128,145	3,652,132
Brocade Communications Systems, Inc.	300,340	3,498,961
Ciena Corp.*	102,910	2,188,896
InterDigital, Inc.	25,196	1,848,127
NetScout Systems, Inc.*	64,999	1,845,972
Plantronics, Inc.	24,284	1,101,522
ViaSat, Inc.* (a)	39,165	2,549,641

		16,685,251

Construction & Engineering 1.3%
AECOM*	113,762	3,988,496
Dycom Industries, Inc.*	22,553	1,980,830
EMCOR Group, Inc.	42,948	3,457,744
Granite Construction, Inc.	28,915	1,841,596
KBR, Inc.	101,553	1,993,485
Valmont Industries, Inc.	16,397	2,605,483

		15,867,634

81

Statement of Investments (Continued)

October 31, 2017

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Construction Materials 0.3%
Eagle Materials, Inc.	35,194	$3,715,431

Consumer Finance 0.3%
SLM Corp.*	313,340	3,318,271

Containers & Packaging 1.3%
AptarGroup, Inc.	45,522	3,963,601
Bemis Co., Inc.	65,906	2,967,088
Greif, Inc., Class A	18,749	1,041,132
Owens-Illinois, Inc.*	118,231	2,824,539
Silgan Holdings, Inc.	53,650	1,569,262
Sonoco Products Co.	72,141	3,736,182

		16,101,804

Distributors 0.3%
Pool Corp.	29,927	3,614,583

Diversified Consumer Services 0.8%
Adtalem Global Education, Inc.	45,056	1,664,819
Graham Holdings Co., Class B	3,358	1,868,559
Service Corp. International	135,910	4,819,369
Sotheby’s*	27,147	1,406,757

		9,759,504

Diversified Telecommunication Services 0.0%†
Frontier Communications Corp. (a)	56,581	685,196

Electric Utilities 2.0%
Great Plains Energy, Inc.	156,518	5,138,486
Hawaiian Electric Industries, Inc.	78,975	2,879,429
IDACORP, Inc.	36,565	3,365,077
OGE Energy Corp.	144,962	5,340,400
PNM Resources, Inc.	57,796	2,508,346
Westar Energy, Inc.	103,108	5,514,216

		24,745,954

Electrical Equipment 0.8%
EnerSys	31,506	2,185,571
Hubbell, Inc.	39,703	4,995,432
Regal Beloit Corp.	32,373	2,627,069

		9,808,072

Electronic Equipment, Instruments & Components 5.4%
Arrow Electronics, Inc.*	64,065	5,355,193
Avnet, Inc.	89,332	3,555,414
Belden, Inc.	30,706	2,453,716
Cognex Corp.	62,832	7,737,761
Coherent, Inc.*	17,876	4,696,204
IPG Photonics Corp.*	27,344	5,821,811
Jabil, Inc.	130,097	3,679,143
Keysight Technologies, Inc.*	134,551	6,010,393
Knowles Corp.*	64,771	1,072,608
Littelfuse, Inc.	16,484	3,445,156
National Instruments Corp.	77,665	3,494,925
SYNNEX Corp.	21,160	2,854,061
Tech Data Corp.*	25,180	2,335,949
Trimble, Inc.*	183,755	7,511,904
VeriFone Systems, Inc.*	81,190	1,549,105
Vishay Intertechnology, Inc.	97,369	2,166,460
Zebra Technologies Corp., Class A*	38,547	4,471,067

		68,210,870

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services 1.4%
Core Laboratories NV (a)	32,022	$3,198,998
Diamond Offshore Drilling, Inc.* (a)	46,279	774,248
Dril-Quip, Inc.*	27,485	1,157,118
Ensco plc, Class A (a)	313,939	1,692,131
Nabors Industries Ltd.	207,555	1,168,535
Oceaneering International, Inc.	71,369	1,443,081
Patterson-UTI Energy, Inc.	154,892	3,063,764
Rowan Cos. plc, Class A*	82,443	1,181,408
Superior Energy Services, Inc.*	111,008	979,091
Transocean Ltd.* (a)	284,055	2,982,577

		17,640,951

Equity Real Estate Investment Trusts (REITs) 8.8%
Alexander & Baldwin, Inc.	33,544	1,517,531
American Campus Communities, Inc.	99,018	4,117,168
Camden Property Trust	67,052	6,117,825
CoreCivic, Inc.	85,779	2,115,310
CoreSite Realty Corp.	24,798	2,746,379
Corporate Office Properties Trust	72,187	2,304,931
Cousins Properties, Inc.	305,072	2,751,749
CyrusOne, Inc.	66,246	4,066,842
DCT Industrial Trust, Inc.	67,545	3,918,961
Douglas Emmett, Inc.	111,118	4,421,385
Education Realty Trust, Inc.	53,119	1,853,853
EPR Properties	46,490	3,216,178
First Industrial Realty Trust, Inc.	86,982	2,686,004
GEO Group, Inc. (The)	90,015	2,335,889
Healthcare Realty Trust, Inc.	89,843	2,896,538
Highwoods Properties, Inc.	74,923	3,824,819
Hospitality Properties Trust	119,266	3,408,622
JBG SMITH Properties*	67,782	2,115,476
Kilroy Realty Corp.	71,389	5,085,038
Lamar Advertising Co., Class A	60,683	4,274,511
LaSalle Hotel Properties	82,168	2,317,959
Liberty Property Trust	106,932	4,585,244
Life Storage, Inc.	33,783	2,730,342
Mack-Cali Realty Corp.	65,253	1,485,811
Medical Properties Trust, Inc.	264,387	3,497,840
National Retail Properties, Inc.	108,311	4,351,936
Omega Healthcare Investors, Inc.	143,143	4,131,107
Potlatch Corp.	29,481	1,527,116
Quality Care Properties, Inc.*	68,148	1,078,783
Rayonier, Inc.	93,602	2,806,188
Sabra Health Care REIT, Inc.	130,675	2,603,046
Senior Housing Properties Trust	172,472	3,173,485
Tanger Factory Outlet Centers, Inc.	68,941	1,568,408
Taubman Centers, Inc.	44,071	2,081,033
Uniti Group, Inc.	119,742	2,095,485
Urban Edge Properties	76,865	1,803,253
Washington Prime Group, Inc.	135,021	1,057,214
Weingarten Realty Investors	86,702	2,640,076

		111,309,335

Food & Staples Retailing 0.5%
Casey’s General Stores, Inc.	27,754	3,179,776
Sprouts Farmers Market, Inc.*	91,532	1,692,426
United Natural Foods, Inc.*	36,748	1,424,720

		6,296,922

82

Statement of Investments (Continued)

October 31, 2017

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Food Products 2.5%
Dean Foods Co.	65,627	$639,863
Flowers Foods, Inc.	133,722	2,544,730
Hain Celestial Group, Inc. (The)*	75,266	2,711,081
Ingredion, Inc.	52,026	6,521,459
Lamb Weston Holdings, Inc.	106,099	5,409,988
Lancaster Colony Corp.	14,144	1,771,112
Post Holdings, Inc.*	48,013	3,981,718
Sanderson Farms, Inc.	14,523	2,172,205
Snyder’s-Lance, Inc.	61,728	2,322,825
Tootsie Roll Industries, Inc. (a)	14,240	506,944
TreeHouse Foods, Inc.* (a)	41,508	2,755,301

		31,337,226

Gas Utilities 2.2%
Atmos Energy Corp.	76,971	6,714,950
National Fuel Gas Co.	62,066	3,602,931
New Jersey Resources Corp.	62,807	2,791,771
ONE Gas, Inc.	37,915	2,918,697
Southwest Gas Holdings, Inc.	34,541	2,845,833
UGI Corp.	125,858	6,023,564
WGL Holdings, Inc.	37,159	3,184,526

		28,082,272

Health Care Equipment & Supplies 3.1%
ABIOMED, Inc.*	30,406	5,865,925
Globus Medical, Inc., Class A*	52,410	1,670,307
Halyard Health, Inc.*	33,968	1,431,751
Hill-Rom Holdings, Inc.	47,815	3,859,149
LivaNova plc*	31,476	2,326,076
Masimo Corp.*	34,681	3,043,605
NuVasive, Inc.*	36,876	2,091,975
STERIS plc (a)	61,644	5,753,235
Teleflex, Inc.	32,688	7,746,402
West Pharmaceutical Services, Inc.	53,713	5,446,498

		39,234,923

Health Care Providers & Services 1.6%
Acadia Healthcare Co., Inc.* (a)	59,298	1,859,585
HealthSouth Corp.	71,671	3,306,900
LifePoint Health, Inc.*	29,134	1,402,802
MEDNAX, Inc.*	67,927	2,974,523
Molina Healthcare, Inc.*	31,923	2,165,337
Owens & Minor, Inc.	44,450	1,092,137
Tenet Healthcare Corp.* (a)	58,209	831,225
WellCare Health Plans, Inc.*	32,304	6,387,793

		20,020,302

Health Care Technology 0.4%
Allscripts Healthcare Solutions, Inc.*	131,135	1,767,700
Medidata Solutions, Inc.*	42,463	3,194,491

		4,962,191

Hotels, Restaurants & Leisure 2.6%
Brinker International, Inc. (a)	35,525	1,091,328
Buffalo Wild Wings, Inc.*	11,250	1,329,750
Cheesecake Factory, Inc. (The) (a)	31,727	1,419,466
Churchill Downs, Inc.	9,393	1,958,910
Cracker Barrel Old Country Store, Inc. (a)	17,445	2,723,688
Domino’s Pizza, Inc.	31,760	5,812,080
Dunkin’ Brands Group, Inc.	65,494	3,868,731

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure (continued)
ILG, Inc.	77,082	$2,287,023
International Speedway Corp., Class A	17,892	695,104
Jack in the Box, Inc.	21,352	2,210,145
Papa John’s International, Inc.	19,293	1,312,889
Six Flags Entertainment Corp.	57,608	3,617,206
Texas Roadhouse, Inc.	47,429	2,371,924
Wendy’s Co. (The)	132,547	2,016,040

		32,714,284

Household Durables 2.1%
CalAtlantic Group, Inc.	55,202	2,723,667
Helen of Troy Ltd.*	19,765	1,836,169
KB Home	60,498	1,659,460
NVR, Inc.*	2,527	8,292,022
Tempur Sealy International, Inc.*	33,300	2,176,821
Toll Brothers, Inc.	110,408	5,083,184
TRI Pointe Group, Inc.*	109,943	1,944,892
Tupperware Brands Corp.	36,930	2,169,637

		25,885,852

Household Products 0.1%
Energizer Holdings, Inc.	44,882	1,929,477

Industrial Conglomerates 0.4%
Carlisle Cos., Inc.	45,849	5,035,596

Insurance 4.4%
Alleghany Corp.*	11,207	6,345,628
American Financial Group, Inc.	49,818	5,255,301
Aspen Insurance Holdings Ltd.	43,448	1,863,919
Brown & Brown, Inc.	84,217	4,197,375
CNO Financial Group, Inc.	122,742	2,942,126
First American Financial Corp.	80,356	4,372,974
Genworth Financial, Inc., Class A*	362,656	1,200,391
Hanover Insurance Group, Inc. (The)	30,754	3,025,578
Kemper Corp.	35,390	2,268,499
Mercury General Corp.	26,496	1,482,981
Old Republic International Corp.	178,053	3,612,695
Primerica, Inc. (a)	32,584	2,883,684
Reinsurance Group of America, Inc.	46,810	6,992,478
RenaissanceRe Holdings Ltd.	29,231	4,044,401
WR Berkley Corp.	69,538	4,768,916

		55,256,946

Internet & Direct Marketing Retail 0.1%
HSN, Inc.	23,202	874,715

Internet Software & Services 0.7%
Cars.com, Inc.* (a)	51,953	1,237,520
j2 Global, Inc.	35,082	2,600,980
LogMeIn, Inc.	38,234	4,628,226

		8,466,726

IT Services 3.5%
Acxiom Corp.*	57,842	1,455,305
Broadridge Financial Solutions, Inc.	84,540	7,263,677
Convergys Corp.	67,740	1,742,950
CoreLogic, Inc.*	61,445	2,881,770
DST Systems, Inc.	43,925	2,574,884
Jack Henry & Associates, Inc.	56,204	6,189,747
Leidos Holdings, Inc.	103,164	6,449,813

83

Statement of Investments (Continued)

October 31, 2017

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

IT Services (continued)
MAXIMUS, Inc.	47,087	$3,127,989
Sabre Corp.	151,427	2,961,912
Science Applications International Corp.	31,720	2,326,345
Teradata Corp.*	91,461	3,059,370
WEX, Inc.*	28,962	3,579,414

		43,613,176

Leisure Products 0.7%
Brunswick Corp.	64,393	3,261,505
Polaris Industries, Inc. (a)	42,227	5,000,944

		8,262,449

Life Sciences Tools & Services 1.0%
Bio-Rad Laboratories, Inc., Class A*	14,596	3,208,055
Bio-Techne Corp.	27,097	3,550,249
Charles River Laboratories International, Inc.*	34,540	4,016,657
INC Research Holdings, Inc., Class A*	40,801	2,331,777

		13,106,738

Machinery 5.1%
AGCO Corp.	47,860	3,281,760
Crane Co.	36,766	3,055,990
Donaldson Co., Inc.	95,145	4,491,795
Graco, Inc.	40,638	5,355,682
IDEX Corp.	55,466	7,111,296
ITT, Inc.	63,883	2,979,503
Kennametal, Inc.	58,559	2,556,100
Lincoln Electric Holdings, Inc.	44,960	4,121,483
Nordson Corp.	36,849	4,668,400
Oshkosh Corp.	54,311	4,972,715
Terex Corp.	61,641	2,903,908
Timken Co. (The)	49,708	2,343,732
Toro Co. (The)	78,321	4,922,475
Trinity Industries, Inc.	109,837	3,571,899
Wabtec Corp. (a)	61,990	4,742,235
Woodward, Inc.	40,062	3,097,995

		64,176,968

Marine 0.2%
Kirby Corp.*	38,941	2,758,970

Media 1.5%
AMC Networks, Inc., Class A*	37,809	1,923,722
Cable One, Inc.	3,403	2,415,484
Cinemark Holdings, Inc.	76,936	2,795,854
John Wiley & Sons, Inc., Class A	32,356	1,768,255
Live Nation Entertainment, Inc.*	97,247	4,257,474
Meredith Corp.	28,651	1,518,503
New York Times Co. (The), Class A	91,254	1,742,951
TEGNA, Inc.	156,194	1,910,253

		18,332,496

Metals & Mining 2.1%
Allegheny Technologies, Inc.* (a)	79,034	1,990,076
Carpenter Technology Corp.	33,940	1,689,873
Commercial Metals Co.	84,039	1,637,080
Compass Minerals International, Inc. (a)	24,545	1,610,152
Reliance Steel & Aluminum Co.	52,912	4,065,758

Common Stocks (continued)

	Shares	Value

Metals & Mining (continued)
Royal Gold, Inc.	47,423	$3,988,748
Steel Dynamics, Inc.	174,099	6,478,224
United States Steel Corp. (a)	126,770	3,209,816
Worthington Industries, Inc.	32,486	1,478,113

		26,147,840

Multiline Retail 0.2%
Big Lots, Inc. (a)	32,084	1,646,230
Dillard’s, Inc., Class A (a)	15,193	771,804

		2,418,034

Multi-Utilities 1.0%
Black Hills Corp.	38,808	2,532,610
MDU Resources Group, Inc.	141,805	3,878,367
NorthWestern Corp.	35,169	2,084,818
Vectren Corp.	60,224	4,103,663

		12,599,458

Oil, Gas & Consumable Fuels 2.5%
Callon Petroleum Co.*	145,953	1,618,619
CONSOL Energy, Inc.*	150,298	2,424,307
Energen Corp.*	70,544	3,647,125
Gulfport Energy Corp.*	119,475	1,636,807
HollyFrontier Corp.	128,673	4,754,467
Matador Resources Co.*	69,882	1,855,367
Murphy Oil Corp.	117,744	3,149,652
PBF Energy, Inc., Class A (a)	79,616	2,306,476
QEP Resources, Inc.*	174,655	1,563,162
SM Energy Co.	74,317	1,585,182
Southwestern Energy Co.*	369,679	2,051,718
World Fuel Services Corp.	49,727	1,382,411
WPX Energy, Inc.*	288,815	3,257,833

		31,233,126

Paper & Forest Products 0.4%
Domtar Corp.	45,430	2,149,748
Louisiana-Pacific Corp.*	105,100	2,856,618

		5,006,366

Personal Products 0.4%
Avon Products, Inc.*	317,925	724,869
Edgewell Personal Care Co.*	41,355	2,685,180
Nu Skin Enterprises, Inc., Class A	36,120	2,297,593

		5,707,642

Pharmaceuticals 0.9%
Akorn, Inc.*	68,005	2,214,923
Catalent, Inc.*	95,331	4,060,147
Endo International plc*	145,725	929,726
Mallinckrodt plc*	70,552	2,234,382
Prestige Brands Holdings, Inc.*	38,477	1,804,571

		11,243,749

Professional Services 0.7%
Dun & Bradstreet Corp. (The)	26,828	3,134,315
ManpowerGroup, Inc.	48,431	5,970,574

		9,104,889

84

Statement of Investments (Continued)

October 31, 2017

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Real Estate Management & Development 0.3%
Jones Lang LaSalle, Inc.	32,910	$4,261,516

Road & Rail 1.8%
Avis Budget Group, Inc.*	52,796	2,177,835
Genesee & Wyoming, Inc., Class A*	44,642	3,204,403
Knight-Swift Transportation Holdings, Inc.*	93,840	3,889,668
Landstar System, Inc.	30,342	2,996,272
Old Dominion Freight Line, Inc.	49,555	6,002,597
Ryder System, Inc.	38,432	3,116,067
Werner Enterprises, Inc.	32,358	1,153,563

		22,540,405

Semiconductors & Semiconductor Equipment 2.9%
Cirrus Logic, Inc.*	46,303	2,592,968
Cree, Inc.*	70,914	2,531,630
Cypress Semiconductor Corp.	241,350	3,827,811
First Solar, Inc.*	59,114	3,240,629
Integrated Device Technology, Inc.*	96,865	3,009,596
Microsemi Corp.*	83,816	4,473,260
Monolithic Power Systems, Inc.	27,627	3,361,377
Silicon Laboratories, Inc.*	30,883	2,930,797
Synaptics, Inc.*	24,468	908,252
Teradyne, Inc.	143,584	6,158,318
Versum Materials, Inc.	78,981	3,323,520

		36,358,158

Software 3.6%
ACI Worldwide, Inc.*	85,710	2,063,897
Blackbaud, Inc.	34,881	3,533,445
CDK Global, Inc.	95,599	6,076,272
CommVault Systems, Inc.*	30,726	1,599,288
Fair Isaac Corp.	22,230	3,226,907
Fortinet, Inc.*	109,717	4,323,947
Manhattan Associates, Inc.*	50,036	2,094,507
PTC, Inc.*	83,910	5,575,819
Take-Two Interactive Software, Inc.*	77,312	8,554,573
Tyler Technologies, Inc.*	25,178	4,463,808
Ultimate Software Group, Inc. (The)* (a)	20,566	4,166,466

		45,678,929

Specialty Retail 1.7%
Aaron’s, Inc.	45,170	1,662,256
American Eagle Outfitters, Inc.	122,127	1,590,093
AutoNation, Inc.* (a)	47,386	2,246,096
Bed Bath & Beyond, Inc.	104,633	2,082,197
Dick’s Sporting Goods, Inc.	61,455	1,503,804
GameStop Corp., Class A (a)	73,516	1,374,014
Michaels Cos., Inc. (The)*	80,150	1,556,513
Murphy USA, Inc.*	24,335	1,809,551
Office Depot, Inc.	376,355	1,166,700
Sally Beauty Holdings, Inc.*	95,387	1,651,149
Urban Outfitters, Inc.*	59,011	1,446,950
Williams-Sonoma, Inc. (a)	57,846	2,984,854

		21,074,177

Technology Hardware, Storage & Peripherals 0.4%
3D Systems Corp.* (a)	82,629	1,022,947
Diebold Nixdorf, Inc. (a)	54,827	1,058,161
NCR Corp.*	88,195	2,830,178

		4,911,286

Common Stocks (continued)

	Shares	Value

Textiles, Apparel & Luxury Goods 0.6%
Carter’s, Inc.	34,713	$3,357,789
Deckers Outdoor Corp.*	23,227	1,585,010
Skechers U.S.A., Inc., Class A*	97,176	3,101,858

		8,044,657

Thrifts & Mortgage Finance 0.5%
New York Community Bancorp, Inc.	355,105	4,460,119
Washington Federal, Inc.	64,436	2,242,373

		6,702,492

Trading Companies & Distributors 0.7%
GATX Corp. (a)	28,071	1,667,698
MSC Industrial Direct Co., Inc., Class A	32,730	2,713,317
NOW, Inc.*	78,206	979,139
Watsco, Inc.	22,042	3,671,537

		9,031,691

Water Utilities 0.4%
Aqua America, Inc.	128,975	4,576,033

Wireless Telecommunication Services 0.1%
Telephone & Data Systems, Inc.	66,630	1,942,265

Total Common Stocks (cost $889,376,529)		1,246,086,372

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96% (b)(c)	961,063	961,063

Total Short-Term Investment (cost $961,063)		961,063

Repurchase Agreement 3.2%

	Principal Amount

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $39,752,362, collateralized by U.S. Treasury Notes, ranging from 1.88% – 2.25%, maturing 1/31/2022 – 2/15/2027; total market value $40,546,322. (c)(d)	$39,751,236	39,751,236

Total Repurchase Agreement (cost $39,751,236)		39,751,236

Total Investments (cost $930,088,828) — 102.3%		1,286,798,671

Liabilities in excess of other assets — (2.3)%		(28,887,225)

NET ASSETS — 100.0%		$1,257,911,446

85

Statement of Investments (Continued)

October 31, 2017

Nationwide Mid Cap Market Index Fund (Continued)

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $56,028,117, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $961,063 and $39,751,236, respectively, and by $16,375,274 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.88% – 6.50%, and maturity dates ranging from 3/31/2018 – 8/15/2047; a total value of $57,087,573.

(b)	Represents 7-day effective yield as of October 31, 2017.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $40,712,299.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of October 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	78	12/2017	USD	14,304,420	197,140

					197,140

Currency:

USD	United States Dollar

At October 31, 2017 the fund had $466,800 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

86

Statement of Assets and Liabilities

October 31, 2017

Nationwide Mid Cap Market Index Fund
Assets:
Investment securities, at value* (cost $890,337,592)	$1,247,047,435
Repurchase agreement, at value (cost $39,751,236)	39,751,236
Cash	13,703,137
Deposits with broker for futures contracts	466,800
Interest and dividends receivable	577,128
Security lending income receivable	39,439
Receivable for capital shares issued	407,760
Receivable for variation margin on futures contracts	70,176
Prepaid expenses	29,841

Total Assets	1,302,092,952

Liabilities:
Payable for capital shares redeemed	2,927,472
Payable upon return of securities loaned (Note 2)	40,712,299
Accrued expenses and other payables:
Investment advisory fees	208,135
Fund administration fees	42,714
Distribution fees	103,232
Administrative servicing fees	108,072
Accounting and transfer agent fees	5,162
Trustee fees	2,925
Custodian fees	7,344
Compliance program costs (Note 3)	747
Professional fees	33,866
Printing fees	6,786
Other	22,752

Total Liabilities	44,181,506

Net Assets	$1,257,911,446

Represented by:
Capital	$770,092,423
Accumulated undistributed net investment income	4,448,123
Accumulated net realized gains from investment securities and futures contracts	126,463,917
Net unrealized appreciation/(depreciation) in investment securities	356,709,843
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	197,140

Net Assets	$1,257,911,446

Net Assets:
Class A Shares	$350,705,458
Class C Shares	21,434,484
Class R Shares	25,705,173
Class R6 Shares	857,985,640
Institutional Service Class Shares	2,080,691

Total	$1,257,911,446

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	18,163,464
Class C Shares	1,191,312
Class R Shares	1,346,764
Class R6 Shares	43,777,968
Institutional Service Class Shares	106,201

Total	64,585,709

87

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Mid Cap Market Index Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$19.31
Class C Shares (b)	$17.99
Class R Shares	$19.09
Class R6 Shares	$19.60
Institutional Service Class Shares	$19.59
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$20.49

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $56,028,117 (Note 2).
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

88

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Mid Cap Market Index Fund
INVESTMENT INCOME:
Dividend income	$16,730,133
Income from securities lending (Note 2)	342,874
Interest income	212,875
Foreign tax withholding	(5,342)

Total Income	17,280,540

EXPENSES:
Investment advisory fees	2,603,591
Fund administration fees	389,616
Distribution fees Class A	866,524
Distribution fees Class C	174,576
Distribution fees Class R	110,479
Administrative servicing fees Class A	574,698
Administrative servicing fees Class C	17,457
Administrative servicing fees Class R	44,192
Administrative servicing fees Institutional Service Class (a)	772
Registration and filing fees	68,805
Professional fees	127,254
Printing fees	28,610
Trustee fees	36,748
Custodian fees	47,601
Accounting and transfer agent fees	30,784
Compliance program costs (Note 3)	5,484
Other	152,175

Total expenses before fees waived	5,279,366

Investment advisory fees waived (Note 3)	(127,014)

Net Expenses	5,152,352

NET INVESTMENT INCOME	12,128,188

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	135,013,478
Expiration or closing of futures contracts (Note 2)	4,436,054

Net realized gains	139,449,532

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	108,604,861
Futures contracts (Note 2)	1,622,482

Net change in unrealized appreciation/depreciation	110,227,343

Net realized/unrealized gains	249,676,875

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$261,805,063

(a)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

89

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016
Operations:
Net investment income	$12,128,188		$14,625,400
Net realized gains	139,449,532		102,317,478
Net change in unrealized appreciation/depreciation	110,227,343		(46,914,141)

Change in net assets resulting from operations	261,805,063		70,028,737

Distributions to Shareholders From:
Net investment income:
Class A	(2,776,871)		(2,246,251)
Class C	(73,316)		(41,352)
Class R	(122,762)		(67,330)
Class R6 (a)	(10,652,571)		(10,287,472)
Institutional Service Class	(5,038)		–
Net realized gains:
Class A	(26,423,445)		(32,393,746)
Class C	(1,149,424)		(1,384,877)
Class R	(1,459,563)		(1,313,452)
Class R6 (a)	(69,200,933)		(94,704,739)
Institutional Service Class	(778	)(b)	–

Change in net assets from shareholder distributions	(111,864,701)		(142,439,219)

Change in net assets from capital transactions	(109,214,692)		86,797,350

Change in net assets	40,725,670		14,386,868

Net Assets:
Beginning of year	1,217,185,776		1,202,798,908

End of year	$1,257,911,446		$1,217,185,776

Accumulated undistributed net investment income at end of year	$4,448,123		$5,436,809

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$86,781,064		$59,678,543
Dividends reinvested	26,998,269		31,912,338
Cost of shares redeemed	(102,568,476)		(69,334,705)

Total Class A Shares	11,210,857		22,256,176

Class C Shares
Proceeds from shares issued	8,595,172		3,838,501
Dividends reinvested	1,131,672		1,263,609
Cost of shares redeemed	(2,585,403)		(3,822,074)

Total Class C Shares	7,141,441		1,280,036

Class R Shares
Proceeds from shares issued	18,717,125		9,394,481
Dividends reinvested	415,340		251,791
Cost of shares redeemed	(10,781,805)		(4,738,576)

Total Class R Shares	8,350,660		4,907,696

Class R6 Shares (a)
Proceeds from shares issued	102,834,360		86,020,991
Dividends reinvested	79,853,504		104,938,328
Cost of shares redeemed	(320,580,251)		(132,605,877)

Total Class R6 Shares	(137,892,387)		58,353,442

90

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$2,208,693	(b)	$–
Dividends reinvested	5,816	(b)	–
Cost of shares redeemed	(239,772	)(b)	–

Total Institutional Service Class Shares	1,974,737	(b)	–

Change in net assets from capital transactions	$(109,214,692)		$86,797,350

SHARE TRANSACTIONS:
Class A Shares
Issued	4,781,591		3,517,969
Reinvested	1,544,688		2,012,871
Redeemed	(5,614,056)		(4,158,639)

Total Class A Shares	712,223		1,372,201

Class C Shares
Issued	508,235		240,150
Reinvested	69,258		84,570
Redeemed	(152,082)		(243,603)

Total Class C Shares	425,411		81,117

Class R Shares
Issued	1,041,426		572,198
Reinvested	24,022		16,035
Redeemed	(601,191)		(288,421)

Total Class R Shares	464,257		299,812

Class R6 Shares (a)
Issued	5,590,673		5,252,313
Reinvested	4,498,580		6,521,818
Redeemed	(17,181,335)		(7,717,739)

Total Class R6 Shares	(7,092,082)		4,056,392

Institutional Service Class Shares
Issued	118,424	(b)	–
Reinvested	315	(b)	–
Redeemed	(12,538	)(b)	–

Total Institutional Service Class Shares	106,201	(b)	–

Total change in shares	(5,383,990)		5,809,522

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(b)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

91

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	$17.24	0.17	3.55	3.72	(0.15)	(1.50)	(1.65)	$19.31	22.61%	$350,705,458	0.68%	0.91%	0.69%	17.86%
Year Ended October 31, 2016	$18.60	0.16	0.67	0.83	(0.14)	(2.05)	(2.19)	$17.24	5.54%	$300,822,709	0.69%	0.94%	0.69%	18.89%
Year Ended October 31, 2015	$19.62	0.16	0.31	0.47	(0.19)	(1.30)	(1.49)	$18.60	2.77%	$299,007,777	0.68%	0.82%	0.68%	18.60%
Year Ended October 31, 2014	$18.58	0.15	1.81	1.96	(0.13)	(0.79)	(0.92)	$19.62	10.98%	$318,463,597	0.68%	0.79%	0.68%	13.82%
Year Ended October 31, 2013	$14.74	0.15	4.46	4.61	(0.16)	(0.61)	(0.77)	$18.58	32.63%	$310,901,128	0.68%	0.88%	0.68%	11.97%

Class C Shares
Year Ended October 31, 2017	$16.21	—	3.38	3.38	(0.10)	(1.50)	(1.60)	$17.99	21.79%	$21,434,484	1.36%	0.22%	1.37%	17.86%
Year Ended October 31, 2016	$17.66	0.04	0.62	0.66	(0.06)	(2.05)	(2.11)	$16.21	4.78%	$12,418,406	1.37%	0.26%	1.37%	18.89%
Year Ended October 31, 2015	$18.72	0.02	0.32	0.34	(0.10)	(1.30)	(1.40)	$17.66	2.11%	$12,090,140	1.35%	0.13%	1.35%	18.60%
Year Ended October 31, 2014	$17.83	0.02	1.73	1.75	(0.07)	(0.79)	(0.86)	$18.72	10.20%	$6,350,081	1.34%	0.12%	1.34%	13.82%
Year Ended October 31, 2013	$14.19	0.03	4.31	4.34	(0.09)	(0.61)	(0.70)	$17.83	31.93%	$3,870,760	1.28%	0.21%	1.28%	11.97%

Class R Shares (g)
Year Ended October 31, 2017	$17.07	0.11	3.53	3.64	(0.12)	(1.50)	(1.62)	$19.09	22.31%	$25,705,173	0.96%	0.62%	0.97%	17.86%
Year Ended October 31, 2016	$18.45	0.11	0.66	0.77	(0.10)	(2.05)	(2.15)	$17.07	5.22%	$15,066,654	0.96%	0.65%	0.97%	18.89%
Year Ended October 31, 2015	$19.45	0.11	0.31	0.42	(0.12)	(1.30)	(1.42)	$18.45	2.48%	$10,748,707	0.95%	0.57%	0.95%	18.60%
Year Ended October 31, 2014	$18.45	0.11	1.80	1.91	(0.12)	(0.79)	(0.91)	$19.45	10.74%	$17,210,020	0.86%	0.61%	0.86%	13.82%
Year Ended October 31, 2013	$14.65	0.10	4.46	4.56	(0.15)	(0.61)	(0.76)	$18.45	32.52%	$13,406,939	0.78%	0.60%	0.78%	11.97%

Class R6 Shares (h)
Year Ended October 31, 2017	$17.47	0.25	3.61	3.86	(0.23)	(1.50)	(1.73)	$19.60	23.15%	$857,985,640	0.26%	1.34%	0.27%	17.86%
Year Ended October 31, 2016	$18.82	0.23	0.68	0.91	(0.21)	(2.05)	(2.26)	$17.47	5.96%	$888,878,007	0.27%	1.35%	0.27%	18.89%
Year Ended October 31, 2015	$19.83	0.24	0.32	0.56	(0.27)	(1.30)	(1.57)	$18.82	3.21%	$880,952,284	0.27%	1.24%	0.27%	18.60%
Year Ended October 31, 2014	$18.78	0.23	1.82	2.05	(0.21)	(0.79)	(1.00)	$19.83	11.36%	$947,104,285	0.28%	1.19%	0.28%	13.82%
Year Ended October 31, 2013	$14.88	0.21	4.52	4.73	(0.22)	(0.61)	(0.83)	$18.78	33.23%	$891,793,194	0.29%	1.28%	0.29%	11.97%

Institutional Service Class Shares
Period Ended October 31, 2017 (i)	$19.23	0.22	1.86	2.08	(0.22)	(1.50)	(1.72)	$19.59	11.76%	$2,080,691	0.41%	1.31%	0.43%	17.86%

Amount designated as “–” is zero or has been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

92

Fund Commentary	Nationwide S&P 500 Index Fund

For the annual period ended October 31, 2017, the Nationwide S&P 500 Index Fund (Class R6) returned 23.36% versus 23.63% for its benchmark, the S&P 500® Index (S&P 500). For broader comparison, the median return for the Fund’s closest Lipper peer category of S&P 500 Index Funds (consisting of 127 funds as of October 31, 2017) was 23.14% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The U.S. presidential election and the U.S. Federal Reserve (“the Fed”) were front and center in 2016, especially in the fourth quarter. The quarter started with a slight increase in volatility as investors prepared for a possible federal funds rate increase, and weighed probable outcomes of the presidential election. While many people were shocked by the Trump win, markets did not experience the same type of volatility seen after the Brexit vote, with major U.S. indexes posting solid gains in November. The performance of U.S. equities post-election suggests market participants are optimistic about Trump’s pro-growth policies, including lower taxes, deregulation and infrastructure spending.

The U.S. economy continued to strengthen, as seen by strong macroeconomic data and tightening of the U.S. labor market. As such, the Fed’s decision to raise the federal funds rate by 25 basis points (bps) in December did not come as a surprise. The 10-year Treasury yield increased almost 1% over the quarter, and the Bloomberg Barclays U.S. Aggregate Bond Index posted a fourth-quarter loss of 2.98%.

The reflation trade in the United States continued to gain steam in the first quarter of 2017. Macroeconomic data highlighted continued economic growth and a strengthening labor market, which supported the Fed’s decision to increase the federal funds rate by 25 bps, or 0.25%, in March, marking the second rate hike in the past six months. The Fed’s summary of economic projections indicated that they will maintain a gradual pace of tightening should current economic trends continue.

Expectations of the new administration’s policies also boosted market sentiment, sending several U.S. equity indexes to record highs. The inauguration of President Trump in late January stoked risk-on appetite, as pledges of tax relief and increased fiscal spending were supportive of cyclical stocks. However, the final weeks of the quarter saw some profit-taking as investor optimism waned after the failed attempt to repeal the Affordable Care Act called into question whether the new administration will be able to push through further reforms in 2017. Despite these setbacks, U.S. equities finished the quarter strong and the 10-year Treasury yield added 31 bps in the quarter.

In the second quarter, the health care sector benefited from positive investor sentiment on industry prospects following the House of Representatives’ passing of the Republicans’ health care reform bill, as well as a leaked draft of an executive order relaxing drug price regulations being made public. The financial sector also benefited from positive stress test results, the Fed’s June rate hike, and the House’s passage of the Financial Choice Act, intended to roll back some provisions of the Dodd-Frank Act. The technology sector also performed strongly. Facebook, Apple, Amazon, Netflix and Google (FAANG) and semiconductor companies performed strongly throughout most of the quarter before some late-quarter profit-taking and valuation concerns.

Political risk was a headwind to U.S. equities during the second quarter. President Trump’s firing of FBI Director James Comey on May 9 and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials was an enduring source of negative market sentiment. One of the largest single-day drops in the quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Comey on May 17.

Although the Fed continued their monetary policy normalization, the yield on the 10-year U.S. Treasury compressed by 9 bps to 2.31% in the

93

Fund Commentary (cont.)	Nationwide S&P 500 Index Fund

second quarter. The Fed increased the federal funds rate by 25 bps at the June meeting, to between 1% and 1.25%, citing strength in the labor market and business spending, despite relatively weak inflation trends throughout the quarter.

During the third quarter, investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility Index averaging a record low of 10.94 in the quarter.

Domestic rates moved modestly higher in the quarter as investors balanced news on the monetary, fiscal and geopolitical fronts. In the September Federal Open Market Committee (FOMC) announcement, the committee announced they would keep interest rates unchanged and initiate their balance sheet normalization in October. Additionally, amid short-term hurricane-related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2% in the near term, but expects it to stabilize around 2% by 2019. Real gross domestic product (GDP) growth was revised higher for 2017, from 2.2% to 2.4%. The 10-year U.S. Treasury yield ended the quarter 2 bps higher, at 2.33%.

From a sector perspective, information technology, with 38.97%, generated the strongest returns in the S&P 500® Index, followed by financials, with 37.06%, and materials, with 28.92%. A decline was seen in telecommunication services, with -1.37%.

Derivatives are not used in any speculative or arbitrage capacity, but only to equitize cash. Exchange-traded futures are employed to equitize cash flows generated from daily participant activity, dividends, interest received and other cash flows associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transaction costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue, CFA;

Alan Mason; and Greg Savage, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

94

Fund Overview	Nationwide S&P 500 Index Fund

Asset Allocation†

Common Stocks	99.0%
Repurchase Agreement	0.4%
Short-Term Investment††	0.0%
Futures Contracts††	0.0%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries†††

Banks	6.5%
Software	5.4%
Oil, Gas & Consumable Fuels	5.1%
Internet Software & Services	4.9%
Pharmaceuticals	4.7%
Technology Hardware, Storage & Peripherals	4.5%
IT Services	4.1%
Semiconductors & Semiconductor Equipment	4.0%
Capital Markets	3.0%
Internet & Direct Marketing Retail	2.9%
Other Industries*	54.9%
100.0%

Top Holdings†††

Apple, Inc.	3.9%
Microsoft Corp.	2.9%
Amazon.com, Inc.	2.0%
Facebook, Inc., Class A	1.9%
Johnson & Johnson	1.7%
Berkshire Hathaway, Inc., Class B	1.6%
JPMorgan Chase & Co.	1.6%
Exxon Mobil Corp.	1.6%
Alphabet, Inc., Class A	1.4%
Alphabet, Inc., Class C	1.4%
Other Holdings*	80.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

95

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	22.90%	14.53%	6.91%
	w/SC2	15.81%	13.17%	6.28%
Class C	w/o SC1	22.11%	13.80%	6.23%
	w/SC3	21.11%	N/A	N/A
Class R4,5		22.58%	14.18%	6.58%
Class R6[4,6]		23.36%	14.99%	7.33%
Institutional Service Class[4]		23.12%	14.71%	7.05%
Service Class[4]		22.89%	14.53%	6.89%
S&P 500® Index		23.63%	15.18%	7.51%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

Expense Ratios

Expense Ratio^
Class A	0.60%
Class C	1.24%
Class R	0.87%
Class R6[1]	0.17%
Institutional Service Class	0.42%
Service Class	0.57%

^	Current effective prospectus dated May 24, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

96

Fund Performance (cont.)	Nationwide S&P 500 Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide S&P 500 Index Fund versus the S&P 500® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

97

Shareholder Expense Example	Nationwide S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During

Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide S&P 500 Index Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,088.00	3.11	0.59
	Hypothetical	(a)(b)	1,000.00	1,022.23	3.01	0.59
Class C Shares	Actual	(a)	1,000.00	1,083.80	6.51	1.24
	Hypothetical	(a)(b)	1,000.00	1,018.95	6.31	1.24
Class R Shares	Actual	(a)	1,000.00	1,086.00	4.68	0.89
	Hypothetical	(a)(b)	1,000.00	1,020.72	4.53	0.89
Class R6 Shares(c)	Actual	(a)	1,000.00	1,089.50	0.90	0.17
	Hypothetical	(a)(b)	1,000.00	1,024.35	0.87	0.17
Institutional Service Class Shares	Actual	(a)	1,000.00	1,088.40	2.21	0.42
	Hypothetical	(a)(b)	1,000.00	1,023.09	2.14	0.42
Service Class Shares	Actual	(a)	1,000.00	1,087.30	3.00	0.57
	Hypothetical	(a)(b)	1,000.00	1,022.33	2.91	0.57

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

98

Statement of Investments

October 31, 2017

Nationwide S&P 500 Index Fund

Common Stocks 99.0%

	Shares	Value

Aerospace & Defense 2.4%
Arconic, Inc.	50,214	$1,261,376
Boeing Co. (The)	71,886	18,545,150
General Dynamics Corp.	36,735	7,456,470
L3 Technologies, Inc.	10,014	1,874,421
Lockheed Martin Corp.	32,223	9,929,840
Northrop Grumman Corp.	22,585	6,674,545
Raytheon Co.	37,700	6,793,540
Rockwell Collins, Inc.	20,985	2,845,566
Textron, Inc.	34,638	1,826,808
TransDigm Group, Inc.	6,341	1,759,627
United Technologies Corp.	96,526	11,559,954

		70,527,297

Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	18,230	1,431,602
Expeditors International of Washington, Inc.	23,094	1,348,228
FedEx Corp.	31,914	7,206,500
United Parcel Service, Inc., Class B	89,190	10,482,501

		20,468,831

Airlines 0.5%
Alaska Air Group, Inc.	15,939	1,052,452
American Airlines Group, Inc.	56,079	2,625,619
Delta Air Lines, Inc.	86,182	4,311,686
Southwest Airlines Co.	71,247	3,837,363
United Continental Holdings, Inc.*	33,457	1,956,565

		13,783,685

Auto Components 0.2%
BorgWarner, Inc.	25,891	1,364,974
Delphi Automotive plc	34,715	3,449,977
Goodyear Tire & Rubber Co. (The)	32,994	1,009,286

		5,824,237

Automobiles 0.5%
Ford Motor Co.	507,426	6,226,117
General Motors Co.	169,681	7,292,889
Harley-Davidson, Inc. (a)	23,109	1,093,980

		14,612,986

Banks 6.4%
Bank of America Corp.	1,207,491	33,073,179
BB&T Corp.	104,552	5,148,140
Citigroup, Inc. (a)	352,505	25,909,118
Citizens Financial Group, Inc.	64,777	2,462,174
Comerica, Inc.	23,974	1,883,637
Fifth Third Bancorp	95,318	2,754,690
Huntington Bancshares, Inc.	143,360	1,978,368
JPMorgan Chase & Co.	455,286	45,806,324
KeyCorp	140,707	2,567,903
M&T Bank Corp.	19,657	3,278,198
People’s United Financial, Inc.	43,947	820,051
PNC Financial Services Group, Inc. (The)	62,632	8,567,431
Regions Financial Corp.	154,620	2,393,518
SunTrust Banks, Inc.	62,095	3,738,740
US Bancorp	206,084	11,206,848
Wells Fargo & Co.	578,015	32,449,762
Zions Bancorporation	27,466	1,276,070

		185,314,151

Common Stocks (continued)

	Shares	Value

Beverages 2.0%
Brown-Forman Corp., Class B	22,656	$1,291,845
Coca-Cola Co. (The)	497,908	22,893,810
Constellation Brands, Inc., Class A	22,215	4,867,084
Dr Pepper Snapple Group, Inc.	23,678	2,028,258
Molson Coors Brewing Co., Class B	23,910	1,933,602
Common Stocks (continued)
Monster Beverage Corp.*	52,197	3,023,772
PepsiCo, Inc.	184,953	20,387,369

		56,425,740

Biotechnology 2.8%
AbbVie, Inc.	205,983	18,589,966
Alexion Pharmaceuticals, Inc.*	29,072	3,478,755
Amgen, Inc.	94,916	16,631,182
Biogen, Inc.*	27,654	8,618,646
Celgene Corp.*	101,113	10,209,380
Gilead Sciences, Inc.	169,140	12,678,734
Incyte Corp.*	22,030	2,494,897
Regeneron Pharmaceuticals, Inc.*	9,868	3,973,054
Vertex Pharmaceuticals, Inc.*	32,277	4,719,866

		81,394,480

Building Products 0.4%
Allegion plc	12,219	1,018,942
AO Smith Corp.	19,000	1,124,800
Fortune Brands Home & Security, Inc.	19,877	1,313,075
Johnson Controls International plc (a)	121,556	5,031,203
Masco Corp.	41,416	1,649,185

		10,137,205

Capital Markets 2.9%
Affiliated Managers Group, Inc.	7,468	1,392,782
Ameriprise Financial, Inc.	19,919	3,118,120
Bank of New York Mellon Corp. (The)	136,029	6,998,692
BlackRock, Inc.	15,692	7,388,264
Cboe Global Markets, Inc.	14,591	1,649,659
Charles Schwab Corp. (The)	154,198	6,914,238
CME Group, Inc.	43,973	6,031,777
E*TRADE Financial Corp.*	36,411	1,587,156
Franklin Resources, Inc.	45,221	1,905,161
Goldman Sachs Group, Inc. (The) (a)	46,550	11,287,444
Intercontinental Exchange, Inc.	76,690	5,069,209
Invesco Ltd.	53,265	1,906,354
Moody’s Corp.	21,547	3,068,508
Morgan Stanley	182,966	9,148,300
Nasdaq, Inc.	14,883	1,081,250
Northern Trust Corp.	28,254	2,642,314
Raymond James Financial, Inc.	16,872	1,430,408
S&P Global, Inc.	33,376	5,222,343
State Street Corp.	46,334	4,262,728
T. Rowe Price Group, Inc.	31,546	2,930,623

		85,035,330

Chemicals 2.2%
Air Products & Chemicals, Inc.	28,122	4,483,490
Albemarle Corp.	14,362	2,023,462
CF Industries Holdings, Inc.	30,704	1,166,138
DowDuPont, Inc.	301,876	21,828,654
Eastman Chemical Co.	18,752	1,702,869
Ecolab, Inc.	33,660	4,398,016
FMC Corp.	17,340	1,610,192
International Flavors & Fragrances, Inc.	10,069	1,484,372

99

Statement of Investments (Continued)

October 31, 2017

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
LyondellBasell Industries NV, Class A	42,760	$4,426,943
Monsanto Co.	56,700	6,866,370
Mosaic Co. (The)	46,706	1,043,412
PPG Industries, Inc.	33,109	3,848,590
Praxair, Inc.	36,862	5,386,275
Sherwin-Williams Co. (The)	10,491	4,145,519

		64,414,302

Commercial Services & Supplies 0.3%
Cintas Corp.	10,884	1,622,151
Republic Services, Inc.	29,494	1,919,175
Stericycle, Inc.*	10,672	756,111
Waste Management, Inc.	52,425	4,307,762

		8,605,199

Communications Equipment 1.0%
Cisco Systems, Inc.	647,358	22,107,276
F5 Networks, Inc.*	8,078	979,619
Harris Corp.	15,642	2,179,243
Juniper Networks, Inc.	49,663	1,233,132
Motorola Solutions, Inc.	21,062	1,906,954

		28,406,224

Construction & Engineering 0.1%
Fluor Corp.	18,336	790,098
Jacobs Engineering Group, Inc.	15,081	877,865
Quanta Services, Inc.*	19,520	736,490

		2,404,453

Construction Materials 0.1%
Martin Marietta Materials, Inc.	8,109	1,758,436
Vulcan Materials Co.	17,105	2,082,534

		3,840,970

Consumer Finance 0.8%
American Express Co.	94,927	9,067,427
Capital One Financial Corp.	62,912	5,799,228
Discover Financial Services	49,244	3,276,203
Navient Corp.	36,812	458,678
Synchrony Financial	99,985	3,261,511

		21,863,047

Containers & Packaging 0.4%
Avery Dennison Corp.	11,364	1,206,516
Ball Corp.	45,228	1,941,638
International Paper Co.	53,435	3,060,223
Packaging Corp. of America	12,194	1,417,796
Sealed Air Corp.	25,510	1,128,307
WestRock Co.	32,618	2,000,462

		10,754,942

Distributors 0.1%
Genuine Parts Co.	18,951	1,672,047
LKQ Corp.*	39,578	1,491,695

		3,163,742

Diversified Consumer Services 0.0%†
H&R Block, Inc.	26,819	663,502

Common Stocks (continued)

	Shares	Value

Diversified Financial Services 1.6%
Berkshire Hathaway, Inc., Class B* (a)	248,949	$46,538,526
Leucadia National Corp.	42,685	1,079,931

		47,618,457

Diversified Telecommunication Services 1.9%
AT&T, Inc. (a)	795,641	26,773,320
CenturyLink, Inc. (a)	70,871	1,345,840
Level 3 Communications, Inc.*	38,074	2,041,908
Verizon Communications, Inc.	527,910	25,271,052

		55,432,120

Electric Utilities 2.0%
Alliant Energy Corp.	28,205	1,220,148
American Electric Power Co., Inc.	63,749	4,743,563
Duke Energy Corp.	90,734	8,012,720
Edison International	42,169	3,371,412
Entergy Corp.	23,063	1,989,414
Eversource Energy	40,887	2,561,162
Exelon Corp.	120,545	4,847,114
FirstEnergy Corp.	57,936	1,908,991
NextEra Energy, Inc.	60,727	9,416,936
PG&E Corp.	66,220	3,825,529
Pinnacle West Capital Corp.	14,201	1,245,570
PPL Corp.	88,291	3,316,210
Southern Co. (The)	128,720	6,719,184
Xcel Energy, Inc.	65,805	3,258,664

		56,436,617

Electrical Equipment 0.6%
Acuity Brands, Inc. (a)	5,715	955,548
AMETEK, Inc.	29,651	2,001,146
Eaton Corp. plc	57,787	4,624,116
Emerson Electric Co.	83,137	5,359,011
Rockwell Automation, Inc.	16,655	3,344,657

		16,284,478

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	39,342	3,422,754
Corning, Inc.	119,447	3,739,886
FLIR Systems, Inc.	17,050	798,281
TE Connectivity Ltd.	45,928	4,178,070

		12,138,991

Energy Equipment & Services 0.8%
Baker Hughes a GE Co.	55,537	1,745,528
Halliburton Co.	112,523	4,809,233
Helmerich & Payne, Inc. (a)	14,638	794,990
National Oilwell Varco, Inc.	49,290	1,685,225
Schlumberger Ltd.	179,650	11,497,600
TechnipFMC plc*	60,221	1,649,453

		22,182,029

Equity Real Estate Investment Trusts (REITs) 2.8%
Alexandria Real Estate Equities, Inc.	11,717	1,452,439
American Tower Corp.	55,097	7,915,786
Apartment Investment & Management Co., Class A	20,587	905,416
AvalonBay Communities, Inc.	17,818	3,230,938
Boston Properties, Inc.	19,817	2,401,424
Crown Castle International Corp.	52,242	5,594,073

100

Statement of Investments (Continued)

October 31, 2017

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Digital Realty Trust, Inc.	26,473	$3,135,462
Duke Realty Corp.	46,304	1,318,738
Equinix, Inc.	10,108	4,685,058
Equity Residential	47,698	3,208,168
Essex Property Trust, Inc.	8,468	2,222,257
Extra Space Storage, Inc.	16,200	1,321,758
Federal Realty Investment Trust	9,134	1,100,830
GGP, Inc.	75,797	1,475,010
HCP, Inc.	60,138	1,553,966
Host Hotels & Resorts, Inc.	96,478	1,887,110
Iron Mountain, Inc.	31,866	1,274,640
Kimco Realty Corp.	55,487	1,007,644
Macerich Co. (The)	14,984	818,126
Mid-America Apartment Communities, Inc.	14,642	1,498,609
Prologis, Inc.	68,943	4,452,339
Public Storage	19,287	3,997,231
Realty Income Corp.	35,191	1,888,701
Regency Centers Corp.	18,828	1,158,863
SBA Communications Corp.*	15,686	2,465,526
Simon Property Group, Inc.	40,407	6,276,419
SL Green Realty Corp.	13,231	1,265,942
UDR, Inc.	34,798	1,349,814
Ventas, Inc.	45,752	2,870,938
Vornado Realty Trust	22,264	1,666,683
Welltower, Inc.	47,359	3,171,159
Weyerhaeuser Co.	96,985	3,482,731

		82,053,798

Food & Staples Retailing 1.7%
Costco Wholesale Corp.	56,757	9,142,418
CVS Health Corp.	131,934	9,041,437
Kroger Co. (The)	118,436	2,451,625
Sysco Corp.	63,609	3,537,933
Walgreens Boots Alliance, Inc.	119,067	7,890,570
Wal-Mart Stores, Inc.	191,337	16,705,633

		48,769,616

Food Products 1.2%
Archer-Daniels-Midland Co.	73,855	3,018,454
Campbell Soup Co.	24,844	1,176,860
Conagra Brands, Inc.	52,209	1,783,460
General Mills, Inc.	74,370	3,861,290
Hershey Co. (The)	17,957	1,906,674
Hormel Foods Corp.	34,717	1,081,782
JM Smucker Co. (The)	15,008	1,591,598
Kellogg Co.	32,441	2,028,536
Kraft Heinz Co. (The)	77,384	5,984,105
McCormick & Co., Inc. (Non-Voting)	14,445	1,437,711
Mondelez International, Inc., Class A	196,533	8,142,362
Tyson Foods, Inc., Class A	37,353	2,723,407

		34,736,239

Health Care Equipment & Supplies 2.8%
Abbott Laboratories	224,780	12,189,819
Align Technology, Inc.*	9,795	2,340,809
Baxter International, Inc.	63,112	4,068,831
Becton Dickinson and Co.	29,409	6,136,776
Boston Scientific Corp.*	177,481	4,994,315
Cooper Cos., Inc. (The)	6,362	1,528,534

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
CR Bard, Inc.	9,363	$3,062,356
Danaher Corp.	79,046	7,293,575
DENTSPLY SIRONA, Inc.	29,506	1,801,932
Edwards Lifesciences Corp.*	27,150	2,775,545
Hologic, Inc.*	36,291	1,373,614
IDEXX Laboratories, Inc.*	11,403	1,894,837
Intuitive Surgical, Inc.*	14,292	5,364,645
Medtronic plc	177,239	14,271,284
ResMed, Inc.	18,273	1,538,221
Stryker Corp.	40,147	6,217,566
Varian Medical Systems, Inc.*	12,023	1,252,676
Zimmer Biomet Holdings, Inc.	26,017	3,164,188

		81,269,523

Health Care Providers & Services 2.7%
Aetna, Inc.	42,932	7,299,728
AmerisourceBergen Corp.	21,473	1,652,347
Anthem, Inc.	34,297	7,175,275
Cardinal Health, Inc.	40,741	2,521,868
Centene Corp.*	22,342	2,092,775
Cigna Corp.	33,171	6,541,985
DaVita, Inc.*	19,981	1,213,646
Envision Healthcare Corp.*	15,636	666,094
Express Scripts Holding Co.*	76,713	4,701,740
HCA Healthcare, Inc.*	37,008	2,799,655
Henry Schein, Inc.*	20,210	1,588,506
Humana, Inc.	18,711	4,777,854
Laboratory Corp. of America Holdings*	13,188	2,027,127
McKesson Corp.	27,288	3,762,469
Patterson Cos., Inc.	10,693	395,641
Quest Diagnostics, Inc.	17,572	1,647,902
UnitedHealth Group, Inc.	124,898	26,256,058
Universal Health Services, Inc., Class B	11,503	1,181,358

		78,302,028

Health Care Technology 0.1%
Cerner Corp.*	37,930	2,561,034

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	54,302	3,605,110
Chipotle Mexican Grill, Inc.*	3,710	1,008,749
Darden Restaurants, Inc.	16,067	1,321,832
Hilton Worldwide Holdings, Inc.	26,655	1,926,623
Marriott International, Inc., Class A	40,235	4,807,278
McDonald’s Corp.	105,564	17,619,687
MGM Resorts International	62,976	1,974,298
Norwegian Cruise Line Holdings Ltd.*	23,023	1,283,532
Royal Caribbean Cruises Ltd.	21,780	2,695,711
Starbucks Corp.	187,418	10,278,003
Wyndham Worldwide Corp.	13,544	1,447,176
Wynn Resorts Ltd.	10,347	1,526,079
Yum Brands, Inc.	42,742	3,182,142

		52,676,220

Household Durables 0.4%
DR Horton, Inc.	44,464	1,965,753
Garmin Ltd.	14,183	802,900
Leggett & Platt, Inc.	16,526	781,019
Lennar Corp., Class A	26,475	1,473,863
Mohawk Industries, Inc.*	8,205	2,147,741
Newell Brands, Inc.	62,542	2,550,463

101

Statement of Investments (Continued)

October 31, 2017

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Household Durables (continued)
PulteGroup, Inc.	38,059	$1,150,523
Whirlpool Corp.	9,600	1,573,728

		12,445,990

Household Products 1.6%
Church & Dwight Co., Inc.	31,998	1,445,350
Clorox Co. (The)	16,533	2,091,920
Colgate-Palmolive Co.	114,267	8,050,110
Kimberly-Clark Corp.	45,880	5,161,959
Procter & Gamble Co. (The)	331,282	28,602,888

		45,352,227

Independent Power and Renewable Electricity Producers 0.1%
AES Corp.	86,271	917,061
NRG Energy, Inc.	41,394	1,034,850

		1,951,911

Industrial Conglomerates 2.0%
3M Co.	77,368	17,809,340
General Electric Co.	1,120,172	22,582,667
Honeywell International, Inc.	98,719	14,231,331
Roper Technologies, Inc.	13,164	3,398,550

		58,021,888

Insurance 2.7%
Aflac, Inc.	51,052	4,282,752
Allstate Corp. (The)	47,282	4,437,888
American International Group, Inc.	114,340	7,387,507
Aon plc	33,839	4,853,528
Arthur J Gallagher & Co.	22,823	1,445,381
Assurant, Inc.	6,630	667,309
Brighthouse Financial, Inc.*	12,848	798,889
Chubb Ltd.	60,447	9,116,616
Cincinnati Financial Corp.	19,390	1,360,596
Everest Re Group Ltd.	5,309	1,260,622
Hartford Financial Services Group, Inc. (The)	48,067	2,646,088
Lincoln National Corp.	29,279	2,218,763
Loews Corp.	35,443	1,754,783
Marsh & McLennan Cos., Inc.	66,506	5,382,331
MetLife, Inc.	137,515	7,368,054
Principal Financial Group, Inc.	35,215	2,318,908
Progressive Corp. (The)	75,152	3,656,145
Prudential Financial, Inc.	56,323	6,221,439
Torchmark Corp.	14,173	1,192,374
Travelers Cos., Inc. (The)	36,142	4,787,008
Unum Group	29,471	1,533,671
Willis Towers Watson plc	16,363	2,635,752
XL Group Ltd.	34,023	1,376,911

		78,703,315

Internet & Direct Marketing Retail 2.9%
Amazon.com, Inc.*	51,364	56,771,602
Expedia, Inc.	15,729	1,960,777
Netflix, Inc.*	55,851	10,970,812
Priceline Group, Inc. (The)*	6,365	12,169,625
TripAdvisor, Inc.*	14,190	532,125

		82,404,941

Internet Software & Services 4.9%
Akamai Technologies, Inc.*	22,609	1,181,320

Common Stocks (continued)

	Shares	Value

Internet Software & Services (continued)
Alphabet, Inc., Class A*	38,557	$39,830,923
Alphabet, Inc., Class C*	39,055	39,704,875
eBay, Inc.*	130,204	4,900,879
Facebook, Inc., Class A*	306,027	55,103,222
VeriSign, Inc.* (a)	11,497	1,236,157

		141,957,376

IT Services 4.1%
Accenture plc, Class A	80,306	11,432,362
Alliance Data Systems Corp.	6,245	1,397,194
Automatic Data Processing, Inc.	58,006	6,743,778
Cognizant Technology Solutions Corp., Class A	76,340	5,776,648
CSRA, Inc.	17,856	571,213
DXC Technology Co.	36,902	3,377,271
Fidelity National Information Services, Inc.	42,803	3,970,406
Fiserv, Inc.*	27,462	3,554,407
Gartner, Inc.*	11,789	1,477,280
Global Payments, Inc.	19,733	2,051,245
International Business Machines Corp.	110,621	17,042,271
Mastercard, Inc., Class A	121,514	18,077,638
Paychex, Inc.	40,939	2,611,499
PayPal Holdings, Inc.*	144,851	10,510,389
Total System Services, Inc.	21,410	1,542,590
Visa, Inc., Class A	236,685	26,030,616
Western Union Co. (The)	60,418	1,199,901

		117,366,708

Leisure Products 0.1%
Hasbro, Inc.	14,499	1,342,463
Mattel, Inc. (a)	44,970	634,976

		1,977,439

Life Sciences Tools & Services 0.8%
Agilent Technologies, Inc.	41,650	2,833,450
Illumina, Inc.*	18,905	3,879,117
Mettler-Toledo International, Inc.*	3,333	2,275,206
PerkinElmer, Inc.	14,435	1,043,939
Quintiles IMS Holdings, Inc.*	17,761	1,919,964
Thermo Fisher Scientific, Inc.	50,670	9,821,366
Waters Corp.*	10,323	2,023,824

		23,796,866

Machinery 1.7%
Caterpillar, Inc.	76,380	10,372,404
Cummins, Inc.	20,004	3,538,308
Deere & Co. (a)	41,384	5,499,106
Dover Corp.	19,998	1,909,609
Flowserve Corp.	16,193	713,625
Fortive Corp.	39,066	2,822,909
Illinois Tool Works, Inc.	40,249	6,299,773
Ingersoll-Rand plc	33,273	2,947,988
PACCAR, Inc.	45,247	3,245,567
Parker-Hannifin Corp.	17,244	3,148,927
Pentair plc	21,534	1,517,286
Snap-on, Inc.	7,455	1,176,250
Stanley Black & Decker, Inc.	19,741	3,189,159
Xylem, Inc.	23,166	1,541,234

		47,922,145

102

Statement of Investments (Continued)

October 31, 2017

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Media 2.6%
CBS Corp. (Non-Voting), Class B (a)	47,603	$2,671,480
Charter Communications, Inc., Class A* (a)	26,025	8,696,774
Comcast Corp., Class A	612,670	22,074,500
Discovery Communications, Inc., Class A*	20,715	391,099
Discovery Communications, Inc., Class C*	27,624	491,984
DISH Network Corp., Class A*	29,227	1,418,679
Interpublic Group of Cos., Inc. (The)	51,486	991,105
News Corp., Class A	51,363	701,619
News Corp., Class B	15,246	211,919
Omnicom Group, Inc.	29,992	2,015,162
Scripps Networks Interactive, Inc., Class A	12,457	1,037,419
Time Warner, Inc.	100,420	9,870,282
Twenty-First Century Fox, Inc., Class A	133,879	3,500,936
Twenty-First Century Fox, Inc., Class B	65,089	1,656,515
Viacom, Inc., Class B	45,431	1,091,707
Walt Disney Co. (The)	199,697	19,532,364

		76,353,544

Metals & Mining 0.3%
Freeport-McMoRan, Inc.*	172,727	2,414,723
Newmont Mining Corp.	68,912	2,491,858
Nucor Corp.	41,300	2,388,379

		7,294,960

Multiline Retail 0.4%
Dollar General Corp.	32,649	2,639,345
Dollar Tree, Inc.*	30,610	2,793,162
Kohl’s Corp.	22,147	924,859
Macy’s, Inc.	38,039	713,612
Nordstrom, Inc.	14,474	573,894
Target Corp.	71,440	4,217,818

		11,862,690

Multi-Utilities 1.0%
Ameren Corp.	31,314	1,941,155
CenterPoint Energy, Inc.	55,763	1,649,469
CMS Energy Corp.	36,145	1,748,334
Consolidated Edison, Inc.	39,515	3,400,266
Dominion Energy, Inc.	81,393	6,604,228
DTE Energy Co.	23,230	2,565,986
NiSource, Inc.	40,014	1,055,169
Public Service Enterprise Group, Inc.	65,618	3,228,406
SCANA Corp.	18,313	790,023
Sempra Energy	32,476	3,815,930
WEC Energy Group, Inc.	40,650	2,739,403

		29,538,369

Oil, Gas & Consumable Fuels 5.1%
Anadarko Petroleum Corp.	72,651	3,586,780
Andeavor	19,634	2,085,916
Apache Corp.	49,180	2,034,577
Cabot Oil & Gas Corp.	60,175	1,666,848
Chesapeake Energy Corp.* (a)	100,311	391,213
Chevron Corp.	245,247	28,421,675
Cimarex Energy Co.	12,284	1,436,368
Concho Resources, Inc.*	19,171	2,572,940
ConocoPhillips	160,077	8,187,939
Devon Energy Corp.	68,064	2,511,562
EOG Resources, Inc.	74,758	7,466,081
EQT Corp.	22,430	1,402,772

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	548,466	$45,714,642
Hess Corp.	35,188	1,553,902
Kinder Morgan, Inc.	248,731	4,504,518
Marathon Oil Corp.	111,238	1,581,804
Marathon Petroleum Corp.	67,337	4,022,712
Newfield Exploration Co.*	25,056	771,474
Noble Energy, Inc.	59,069	1,646,253
Occidental Petroleum Corp.	98,886	6,385,069
ONEOK, Inc.	49,030	2,660,858
Phillips 66	55,591	5,063,228
Pioneer Natural Resources Co.	21,981	3,289,896
Range Resources Corp.	23,197	420,098
Valero Energy Corp.	58,121	4,585,166
Williams Cos., Inc. (The)	106,960	3,048,360

		147,012,651

Personal Products 0.1%
Coty, Inc., Class A	61,381	945,267
Estee Lauder Cos., Inc. (The), Class A	28,915	3,232,986

		4,178,253

Pharmaceuticals 4.6%
Allergan plc (a)	43,528	7,714,467
Bristol-Myers Squibb Co.	213,241	13,148,440
Eli Lilly & Co.	125,632	10,294,286
Johnson & Johnson	347,258	48,411,238
Merck & Co., Inc.	354,085	19,506,543
Mylan NV*	69,384	2,477,703
Perrigo Co. plc	17,160	1,389,788
Pfizer, Inc.	772,496	27,083,710
Zoetis, Inc.	63,533	4,054,676

		134,080,851

Professional Services 0.3%
Equifax, Inc.	15,499	1,682,106
IHS Markit Ltd.*	47,000	2,002,670
Nielsen Holdings plc	43,415	1,609,394
Robert Half International, Inc.	16,152	836,189
Verisk Analytics, Inc.*	19,677	1,673,529

		7,803,888

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A*	39,303	1,545,394

Road & Rail 0.9%
CSX Corp.	119,609	6,031,882
JB Hunt Transport Services, Inc.	10,699	1,138,266
Kansas City Southern	13,676	1,425,313
Norfolk Southern Corp.	37,481	4,925,753
Union Pacific Corp.	104,481	12,097,855

		25,619,069

Semiconductors & Semiconductor Equipment 4.0%
Advanced Micro Devices, Inc.* (a)	101,394	1,113,813
Analog Devices, Inc.	47,412	4,328,716
Applied Materials, Inc.	139,265	7,858,724
Broadcom Ltd.	52,025	13,729,918
Intel Corp. (a)	609,495	27,725,928
KLA-Tencor Corp.	20,151	2,194,242
Lam Research Corp.	20,915	4,362,241

103

Statement of Investments (Continued)

October 31, 2017

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc. (a)	29,557	$2,802,004
Micron Technology, Inc.*	144,139	6,386,799
NVIDIA Corp.	77,115	15,948,153
Qorvo, Inc.*	16,523	1,252,609
QUALCOMM, Inc.	191,055	9,745,716
Skyworks Solutions, Inc.	23,932	2,724,897
Texas Instruments, Inc.	128,820	12,455,606
Xilinx, Inc.	31,966	2,355,574

		114,984,940

Software 5.4%
Activision Blizzard, Inc.	97,672	6,396,539
Adobe Systems, Inc.*	64,062	11,221,100
ANSYS, Inc.*	11,057	1,511,602
Autodesk, Inc.*	28,359	3,543,741
CA, Inc.	40,233	1,302,745
Cadence Design Systems, Inc.*	36,253	1,564,679
Citrix Systems, Inc.*	19,517	1,612,299
Electronic Arts, Inc.*	40,219	4,810,192
Intuit, Inc.	31,436	4,747,465
Microsoft Corp.	999,683	83,153,632
Oracle Corp.	389,062	19,803,256
Red Hat, Inc.*	22,985	2,777,278
salesforce.com, Inc.*	86,587	8,861,314
Symantec Corp.	79,007	2,567,727
Synopsys, Inc.*	19,235	1,664,212

		155,537,781

Specialty Retail 2.1%

Advance Auto Parts, Inc.	9,374	766,231
AutoZone, Inc.*	3,644	2,148,138
Best Buy Co., Inc.	34,500	1,931,310
CarMax, Inc.*	24,059	1,806,831
Foot Locker, Inc.	16,650	500,832
Gap, Inc. (The)	29,693	771,721
Home Depot, Inc. (The)	152,516	25,284,102
L Brands, Inc.	31,225	1,343,924
Lowe’s Cos., Inc.	111,122	8,884,204
O’Reilly Automotive, Inc.*	11,786	2,486,257
Ross Stores, Inc.	50,636	3,214,880
Signet Jewelers Ltd. (a)	8,392	550,263
Tiffany & Co.	13,870	1,298,509
TJX Cos., Inc. (The)	83,165	5,804,917
Tractor Supply Co.	16,297	982,057
Ulta Beauty, Inc.*	7,534	1,520,286

		59,294,462

Technology Hardware, Storage & Peripherals 4.4%
Apple, Inc.	668,281	112,966,220
Hewlett Packard Enterprise Co.	216,009	3,006,845
HP, Inc.	217,746	4,692,427
NetApp, Inc.	35,168	1,562,163
Seagate Technology plc	38,324	1,416,838
Western Digital Corp.	37,744	3,369,407
Xerox Corp.	28,120	852,317

		127,866,217

Textiles, Apparel & Luxury Goods 0.6%
Hanesbrands, Inc.	47,057	1,058,782
Michael Kors Holdings Ltd.*	20,123	982,203
NIKE, Inc., Class B	171,720	9,442,883

Common Stocks (continued)

	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
PVH Corp.	10,096	$1,280,274
Ralph Lauren Corp.	6,939	620,555
Tapestry, Inc.	36,380	1,489,761
Under Armour, Inc., Class A* (a)	24,314	304,411
Under Armour, Inc., Class C* (a)	23,331	269,007
VF Corp.	41,434	2,885,878

		18,333,754

Tobacco 1.3%
Altria Group, Inc.	249,999	16,054,936
Philip Morris International, Inc.	200,960	21,028,454

		37,083,390

Trading Companies & Distributors 0.2%
Fastenal Co.	37,089	1,742,070
United Rentals, Inc.*	11,025	1,559,817
WW Grainger, Inc. (a)	7,075	1,398,728

		4,700,615

Water Utilities 0.1%
American Water Works Co., Inc.	22,968	2,015,672

Total Common Stocks (cost $1,660,851,330)		2,855,108,779

Short-Term Investment 0.0%
Money Market Fund 0.0%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96% (b)(c)	299,285	299,285

Total Short-Term Investment (cost $299,285)		299,285

Repurchase Agreement 0.4%

	Principal Amount

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $12,379,285, collateralized by U.S. Treasury Notes, ranging from 1.88% – 2.25%, maturing 1/31/2022 – 2/15/2027; total market value $12,626,532. (c)(d)	$12,378,934	12,378,934

Total Repurchase Agreement (cost $12,378,934)		12,378,934

Total Investments (cost $1,673,529,549) — 99.4%		2,867,786,998

Other assets in excess of liabilities — 0.6%		17,864,903

NET ASSETS — 100.0%		$2,885,651,901

*	Denotes a non-income producing security.

104

Statement of Investments (Continued)

October 31, 2017

Nationwide S&P 500 Index Fund (Continued)

(a)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $147,041,390, which was collateralized by a money market fund and a repurchase agreement with a value of $299,285 and $12,378,934, respectively, and $137,258,524 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.88% - 6.50%, and maturity dates ranging from 3/31/2018 – 8/15/2047; a total value of $149,936,743.

(b)	Represents 7-day effective yield as of October 31, 2017.
(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $12,678,219.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

REIT	Real Estate Investment Trust

Futures contracts outstanding as of October 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	272	12/2017	USD	34,988,720	1,334,080

					1,334,080

Currency:

USD	United States Dollar

At October 31, 2017, the Fund has $1,296,200 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

105

Statement of Assets and Liabilities

October 31, 2017

Nationwide S&P 500 Index Fund
Assets:
Investment securities, at value* (cost $1,661,150,615)	$2,855,408,064
Repurchase agreement, at value (cost $12,378,934)	12,378,934
Cash	31,290,569
Deposits with broker for futures contracts	1,296,200
Interest and dividends receivable	2,421,580
Security lending income receivable	6,836
Receivable for capital shares issued	171,343
Receivable for variation margin on futures contracts	63,355
Prepaid expenses	42,719

Total Assets	2,903,079,600

Liabilities:
Payable for capital shares redeemed	3,867,874
Payable upon return of securities loaned (Note 2)	12,678,219
Accrued expenses and other payables:
Investment advisory fees	282,538
Fund administration fees	83,230
Distribution fees	121,218
Administrative servicing fees	299,031
Accounting and transfer agent fees	10,614
Trustee fees	6,834
Custodian fees	12,553
Compliance program costs (Note 3)	1,757
Professional fees	46,599
Printing fees	5,918
Other	11,314

Total Liabilities	17,427,699

Net Assets	$2,885,651,901

Represented by:
Capital	$1,591,035,724
Accumulated undistributed net investment income	13,153,051
Accumulated net realized gains from investment securities and futures contracts	85,871,597
Net unrealized appreciation/(depreciation) in investment securities	1,194,257,449
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	1,334,080

Net Assets	$2,885,651,901

Net Assets:
Class A Shares	$122,699,246
Class C Shares	39,459,765
Class R Shares	53,224,497
Class R6 Shares	2,034,151,407
Institutional Service Class Shares	327,009,809
Service Class Shares	309,107,177

Total	$2,885,651,901

106

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide S&P 500 Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,533,615
Class C Shares	2,474,178
Class R Shares	3,277,723
Class R6 Shares	123,875,405
Institutional Service Class Shares	19,963,282
Service Class Shares	18,962,236

Total	176,086,439

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$16.29
Class C Shares (b)	$15.95
Class R Shares	$16.24
Class R6 Shares	$16.42
Institutional Service Class Shares	$16.38
Service Class Shares	$16.30
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$17.28

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $147,041,390 (Note 2).
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

107

Statement of Operations

For the Year Ended October 31, 2017

Nationwide S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$52,396,871
Interest income	335,011
Income from securities lending (Note 2)	62,330

Total Income	52,794,212

EXPENSES:
Investment advisory fees	3,022,951
Fund administration fees	736,909
Distribution fees Class A	287,808
Distribution fees Class C	360,261
Distribution fees Class R	157,079
Distribution fees Service Class	466,332
Administrative servicing fees Class A	195,708
Administrative servicing fees Class C	25,218
Administrative servicing fees Class R	68,102
Administrative servicing fees Institutional Service Class	749,774
Administrative servicing fees Service Class	777,216
Registration and filing fees	81,274
Professional fees	154,252
Printing fees	31,559
Trustee fees	76,698
Custodian fees	94,689
Accounting and transfer agent fees	62,358
Compliance program costs (Note 3)	11,436
Other	134,983

Total Expenses	7,494,607

NET INVESTMENT INCOME	45,299,605

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	133,582,321
Expiration or closing of futures contracts (Note 2)	5,415,673

Net realized gains	138,997,994

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	349,071,667
Futures contracts (Note 2)	1,706,230

Net change in unrealized appreciation/depreciation	350,777,897

Net realized/unrealized gains	489,775,891

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$535,075,496

The accompanying notes are an integral part of these financial statements.

108

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$45,299,605	$46,202,745
Net realized gains	138,997,994	133,914,389
Net change in unrealized appreciation/depreciation	350,777,897	(101,767,682)

Change in net assets resulting from operations	535,075,496	78,349,452

Distributions to Shareholders From:
Net investment income:
Class A	(1,688,505)	(1,599,324)
Class C	(309,148)	(228,824)
Class R	(254,141)	(34,737)
Class R6 (a)	(32,643,345)	(32,814,237)
Institutional Service Class	(4,736,399)	(4,172,126)
Service Class	(4,667,651)	(5,326,126)
Net realized gains:
Class A	(5,946,442)	(10,013,434)
Class C	(1,774,619)	(2,174,158)
Class R	(333,632)	(200,212)
Class R6 (a)	(87,227,272)	(156,611,550)
Institutional Service Class	(14,708,696)	(21,402,665)
Service Class	(16,784,637)	(33,156,209)

Change in net assets from shareholder distributions	(171,074,487)	(267,733,602)

Change in net assets from capital transactions	160,491,345	53,425,532

Change in net assets	524,492,354	(135,958,618)

Net Assets:
Beginning of year	2,361,159,547	2,497,118,165

End of year	$2,885,651,901	$2,361,159,547

Accumulated undistributed net investment income at end of year	$13,153,051	$12,595,861

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$38,285,790	$37,626,469
Dividends reinvested	6,856,403	10,248,831
Cost of shares redeemed	(41,927,672)	(54,384,875)

Total Class A Shares	3,214,521	(6,509,575)

Class C Shares
Proceeds from shares issued	12,959,203	11,746,562
Dividends reinvested	1,776,661	1,951,410
Cost of shares redeemed	(8,802,679)	(7,149,922)

Total Class C Shares	5,933,185	6,548,050

Class R Shares
Proceeds from shares issued	52,845,528	3,020,536
Dividends reinvested	547,894	234,843
Cost of shares redeemed	(9,161,672)	(864,269)

Total Class R Shares	44,231,750	2,391,110

109

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS: (continued)
Class R6 Shares (a)
Proceeds from shares issued	$414,050,021	$214,050,067
Dividends reinvested	119,870,617	189,425,787
Cost of shares redeemed	(405,372,402)	(375,370,880)

Total Class R6 Shares	128,548,236	28,104,974

Institutional Service Class Shares
Proceeds from shares issued	49,669,166	46,522,959
Dividends reinvested	19,418,760	25,515,558
Cost of shares redeemed	(59,519,418)	(29,170,224)

Total Institutional Service Class Shares	9,568,508	42,868,293

Service Class Shares
Proceeds from shares issued	23,754,298	66,900,678
Dividends reinvested	21,452,288	38,482,335
Cost of shares redeemed	(76,211,441)	(125,360,333)

Total Service Shares	(31,004,855)	(19,977,320)

Change in net assets from capital transactions	$160,491,345	$53,425,532

SHARE TRANSACTIONS:
Class A Shares
Issued	2,549,834	2,704,046
Reinvested	479,414	754,917
Redeemed	(2,787,908)	(3,954,006)

Total Class A Shares	241,340	(495,043)

Class C Shares
Issued	891,413	853,319
Reinvested	127,210	146,377
Redeemed	(595,813)	(521,126)

Total Class C Shares	422,810	478,570

Class R Shares
Issued	3,521,562	216,948
Reinvested	37,714	17,294
Redeemed	(602,142)	(61,653)

Total Class R Shares	2,957,134	172,589

Class R6 Shares (a)
Issued	26,939,011	14,743,490
Reinvested	8,289,086	13,841,750
Redeemed	(26,574,671)	(27,559,938)

Total Class R6 Shares	8,653,426	1,025,302

Institutional Service Class Shares
Issued	3,296,842	3,319,420
Reinvested	1,348,275	1,868,836
Redeemed	(3,988,895)	(2,047,958)

Total Institutional Service Class Shares	656,222	3,140,298

110

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	1,582,316	4,544,541
Reinvested	1,498,567	2,832,889
Redeemed	(5,035,704)	(9,303,868)

Total Service Shares	(1,954,821)	(1,926,438)

Total change in shares	10,976,111	2,395,278

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

111

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2017	$14.22	0.22		2.88	3.10	(0.22)	(0.81)	(1.03)	$16.29	22.90%		$122,699,246	0.59%	1.45%		0.59%	12.07%
Year Ended October 31, 2016	$15.27	0.23		0.28	0.51	(0.22)	(1.34)	(1.56)	$14.22	3.88%		$103,686,629	0.60%	1.64%		0.60%	7.87%
Year Ended October 31, 2015	$15.45	0.24	(d)	0.42	0.66	(0.26)	(0.58)	(0.84)	$15.27	4.64%		$118,892,195	0.60%	1.59%	(d)	0.60%	9.70%
Year Ended October 31, 2014	$14.50	0.21		2.03	2.24	(0.22)	(1.07)	(1.29)	$15.45	16.51%	(e)	$124,089,880	0.57%	1.44%		0.57%	3.76%
Year Ended October 31, 2013	$11.73	0.22		2.83	3.05	(0.18)	(0.10)	(0.28)	$14.50	26.50%		$112,594,934	0.57%	1.65%		0.57%	3.67%

Class C Shares
Year Ended October 31, 2017	$13.95	0.12		2.83	2.95	(0.14)	(0.81)	(0.95)	$15.95	22.11%		$39,459,765	1.24%	0.80%		1.24%	12.07%
Year Ended October 31, 2016	$15.02	0.13		0.28	0.41	(0.14)	(1.34)	(1.48)	$13.95	3.20%		$28,618,578	1.24%	0.97%		1.24%	7.87%
Year Ended October 31, 2015	$15.22	0.14	(d)	0.41	0.55	(0.17)	(0.58)	(0.75)	$15.02	3.94%		$23,616,808	1.23%	0.93%	(d)	1.23%	9.70%
Year Ended October 31, 2014	$14.30	0.12		2.00	2.12	(0.13)	(1.07)	(1.20)	$15.22	15.84%		$13,434,014	1.22%	0.81%		1.22%	3.76%
Year Ended October 31, 2013	$11.58	0.13		2.81	2.94	(0.12)	(0.10)	(0.22)	$14.30	25.79%		$13,770,861	1.18%	0.98%		1.18%	3.67%

Class R Shares (f)
Year Ended October 31, 2017	$14.20	0.16		2.90	3.06	(0.21)	(0.81)	(1.02)	$16.24	22.58%		$53,224,497	0.88%	1.07%		0.88%	12.07%
Year Ended October 31, 2016	$15.25	0.20		0.28	0.48	(0.19)	(1.34)	(1.53)	$14.20	3.69%		$4,552,978	0.81%	1.41%		0.81%	7.87%
Year Ended October 31, 2015	$15.41	0.20	(d)	0.41	0.61	(0.19)	(0.58)	(0.77)	$15.25	4.26%		$2,257,699	0.90%	1.31%	(d)	0.90%	9.70%
Year Ended October 31, 2014	$14.46	0.16		2.03	2.19	(0.17)	(1.07)	(1.24)	$15.41	16.18%		$2,555,336	0.92%	1.09%		0.92%	3.76%
Year Ended October 31, 2013	$11.69	0.17		2.83	3.00	(0.13)	(0.10)	(0.23)	$14.46	26.06%		$2,015,761	0.93%	1.30%		0.93%	3.67%

Class R6 Shares (g)
Year Ended October 31, 2017	$14.33	0.28		2.91	3.19	(0.29)	(0.81)	(1.10)	$16.42	23.36%		$2,034,151,407	0.17%	1.85%		0.17%	12.07%
Year Ended October 31, 2016	$15.37	0.29		0.29	0.58	(0.28)	(1.34)	(1.62)	$14.33	4.38%		$1,650,693,124	0.17%	2.05%		0.17%	7.87%
Year Ended October 31, 2015	$15.55	0.31	(d)	0.42	0.73	(0.33)	(0.58)	(0.91)	$15.37	5.06%		$1,755,329,648	0.17%	2.03%	(d)	0.17%	9.70%
Year Ended October 31, 2014	$14.58	0.27		2.05	2.32	(0.28)	(1.07)	(1.35)	$15.55	17.03%		$1,936,643,234	0.17%	1.85%		0.17%	3.76%
Year Ended October 31, 2013	$11.79	0.27		2.85	3.12	(0.23)	(0.10)	(0.33)	$14.58	26.98%		$1,819,663,954	0.19%	2.07%		0.19%	3.67%

Institutional Service Class Shares
Year Ended October 31, 2017	$14.29	0.25		2.90	3.15	(0.25)	(0.81)	(1.06)	$16.38	23.12%		$327,009,809	0.42%	1.62%		0.42%	12.07%
Year Ended October 31, 2016	$15.34	0.25		0.28	0.53	(0.24)	(1.34)	(1.58)	$14.29	4.06%		$275,979,416	0.42%	1.79%		0.42%	7.87%
Year Ended October 31, 2015	$15.52	0.27	(d)	0.42	0.69	(0.29)	(0.58)	(0.87)	$15.34	4.81%		$248,015,509	0.42%	1.77%	(d)	0.42%	9.70%
Year Ended October 31, 2014	$14.55	0.23		2.05	2.28	(0.24)	(1.07)	(1.31)	$15.52	16.77%		$220,404,555	0.42%	1.59%		0.42%	3.76%
Year Ended October 31, 2013	$11.77	0.23		2.85	3.08	(0.20)	(0.10)	(0.30)	$14.55	26.65%		$172,046,113	0.44%	1.76%		0.44%	3.67%

Service Class Shares
Year Ended October 31, 2017	$14.23	0.22		2.89	3.11	(0.23)	(0.81)	(1.04)	$16.30	22.89%		$309,107,177	0.57%	1.47%		0.57%	12.07%
Year Ended October 31, 2016	$15.28	0.23		0.28	0.51	(0.22)	(1.34)	(1.56)	$14.23	3.92%		$297,628,822	0.57%	1.65%		0.57%	7.87%
Year Ended October 31, 2015	$15.46	0.25	(d)	0.42	0.67	(0.27)	(0.58)	(0.85)	$15.28	4.67%		$349,006,306	0.57%	1.63%	(d)	0.57%	9.70%
Year Ended October 31, 2014	$14.50	0.21		2.04	2.25	(0.22)	(1.07)	(1.29)	$15.46	16.58%		$390,807,747	0.57%	1.45%		0.57%	3.76%
Year Ended October 31, 2013	$11.73	0.22		2.83	3.05	(0.18)	(0.10)	(0.28)	$14.50	26.44%		$403,929,280	0.59%	1.66%		0.59%	3.67%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	During the year ended October 31, 2015, the Fund received a large special dividend distribution from Mylan NV. Had the Fund not received this special dividend distribution, the net investment income per share and ratio of net investment income to average net assets would have been $0.02 and 0.12% lower, respectively.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(g)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

112

Fund Commentary	Nationwide Small Cap Index Fund

For the annual period ended October 31, 2017, the Nationwide Small Cap Index Fund (Class R6) returned 27.63% versus 27.85% for its benchmark, the Russell 2000® Index (Russell 2000). For broader comparison, the median return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 1,020 funds as of October 31, 2017) was 24.86% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The U.S. presidential election and the U.S. Federal Reserve (“the Fed”) were front and center in 2016, especially in the fourth quarter. The quarter started with a slight increase in volatility as investors prepared for a possible federal funds rate increase, and weighed probable outcomes of the presidential election. While many people were shocked by the Trump win, markets did not experience the same type of volatility seen after the Brexit vote, with major U.S. indexes posting solid gains in November. The performance of U.S. equities post-election suggests market participants are optimistic about Trump’s pro-growth policies, including lower taxes, deregulation and infrastructure spending.

The U.S. economy continued to strengthen, as seen by strong macroeconomic data and tightening of the U.S. labor market. As such, the Fed’s decision to raise the federal funds rate by 25 basis points (bps) in December did not come as a surprise. The 10-year Treasury yield increased almost 1% over the quarter, and the Bloomberg Barclays U.S. Aggregate Bond Index posted a fourth-quarter loss of 2.98%.

The reflation trade in the United States continued to gain steam in the first quarter of 2017. Macroeconomic data highlighted continued economic growth and a strengthening labor market, which supported the Fed’s decision to increase the federal funds rate by 25 bps, or 0.25%, in March, marking the second rate hike in the past six months. The Fed’s summary of economic projections indicated that it will maintain a gradual pace of tightening should current economic trends continue.

Expectations of the new administration’s policies also boosted market sentiment, sending several U.S. equity indices to record highs. The inauguration of President Trump in late January stoked risk-on appetite, as pledges of tax relief and increased fiscal spending were supportive of cyclical stocks. However, the final weeks of the quarter saw some profit-taking as investor optimism waned after the failed attempt to repeal the Affordable Care Act called into question whether the new administration will be able to push through further reforms in 2017. Despite these setbacks, U.S. equities finished the quarter strong and the 10-year Treasury yield added 31 bps in the quarter.

In the second quarter, the health care sector benefited from positive investor sentiment on industry prospects following the House of Representatives’ passing of the Republicans’ health care reform bill, as well as a leaked draft of an executive order relaxing drug price regulations being made public. The financial sector also benefited from positive stress test results, the Fed’s June rate hike, and the House’s passage of the Financial Choice Act, intended to roll back some provisions of the Dodd-Frank Act. The technology sector also performed strongly. Facebook, Apple, Amazon, Netflix, Google (FAANG) and semiconductor companies performed strongly throughout most of the quarter before some late-quarter profit-taking and valuation concerns.

Political risk was a headwind to U.S. equities during the second quarter. President Trump’s firing of FBI Director James Comey on May 9 and the subsequent developments regarding the investigation of pre-election correspondence between Trump administration members and Russian officials was an enduring source of negative market sentiment. One of the largest single-day drops in the quarter came in the wake of the House Oversight Committee’s request for all documents from the meetings between President Trump and Comey on May 17.

Although the Fed continued its monetary policy normalization, the yield on the 10-year U.S. Treasury compressed by 9 bps to 2.31% in the

113

Fund Commentary (cont.)	Nationwide Small Cap Index Fund

second quarter. The Fed increased the federal funds rate by 25 bps at the June meeting, to between 1% and 1.25%, citing strength in the labor market and business spending, despite relatively weak inflation trends throughout the quarter.

During the third quarter, investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop over threats from an increasingly hostile North Korea and a damaging hurricane season. This backdrop pushed volatility to the lowest levels in recorded history, with the CBOE Volatility Index averaging a record low of 10.94 in the quarter.

Domestic rates moved modestly higher in the quarter as investors balanced news on the monetary, fiscal and geopolitical fronts. In the September Federal Open Market Committee (FOMC) announcement, the committee announced they would keep interest rates unchanged and initiate its balance sheet normalization in October. Additionally, amid short-term hurricane-related inflationary and economic growth pressures, the FOMC found inflation to remain somewhat below 2% in the near term, but expects it to stabilize around 2% by 2019. Real gross domestic product (GDP) growth was revised higher for 2017, from 2.2% to 2.4%. The 10-year U.S. Treasury yield ended the quarter 2 bps higher, at 2.33%.

From a sector perspective, health care, with 38.25%, was the strongest-performing sector in the Russell 2000 Index, followed by industrials, with 35.68%, and materials, with 33.17%. The worst-performing sector was energy, with -4.61%.

Derivatives are not used in any speculative or arbitrage capacity, but only to equitize cash. Exchange-traded futures are employed to equitize cash flows generated from daily participant activity, dividends, interest received and other cash flows associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transaction costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Rachel Aguirre; Creighton Jue,

CFA; Alan Mason; and Greg Savage, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to the risks of investing in equity securities (including small companies). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

114

Fund Overview	Nationwide Small Cap Index Fund

Asset Allocation†

Common Stocks	99.5%
Repurchase Agreement	8.4%
Short-Term Investment	0.2%
Rights††	0.0%
Futures Contracts††	(0.0)%
Liabilities in excess of other assets†††	(8.1)%
100.0%

Top Industries††††

Banks	9.7%
Equity Real Estate Investment Trusts (REITs)	6.1%
Biotechnology	5.3%
Machinery	3.5%
Software	3.4%
Health Care Equipment & Supplies	3.4%
Semiconductors & Semiconductor Equipment	3.2%
Internet Software & Services	2.9%
Hotels, Restaurants & Leisure	2.8%
Electronic Equipment, Instruments & Components	2.8%
Other Industries*	56.9%
100.0%

Top Holdings††††

Exact Sciences Corp.	0.3%
Bluebird Bio, Inc.	0.3%
MKS Instruments, Inc.	0.3%
Catalent, Inc.	0.3%
Sterling Bancorp	0.2%
MGIC Investment Corp.	0.2%
GrubHub, Inc.	0.2%
Knight-Swift Transportation Holdings, Inc.	0.2%
Curtiss-Wright Corp.	0.2%
Monolithic Power Systems, Inc.	0.2%
Other Holdings*	97.6%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Amount rounds to less than 0.1%.

†††	Please refer to the Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

115

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A	w/o SC1	27.12%	13.99%	7.13%
	w/SC2	19.82%	12.64%	6.49%
Class C	w/o SC1	26.23%	13.23%	6.45%
	w/SC3	25.23%	N/A	N/A
Class R4,5		26.93%	13.86%	7.00%
Class R6[4,6]		27.63%	14.45%	7.55%
Institutional Service Class[4]		N/A	N/A	12.15%	[7]*
Russell 2000® Index		27.85%	14.49%	7.63%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A	— Not Applicable.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of December 6, 2016.

Expense Ratios

	Gross Expense Ratio^	Net Expense Ratio^
Class A	0.68%	0.66%
Class C	1.38%	1.36%
Class R	0.93%	0.91%
Class R6[1]	0.28%	0.26%
Institutional Service Class	0.53%	0.51%

^	Current effective prospectus dated May 24, 2017. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2018. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

116

Fund Performance (cont.)	Nationwide Small Cap Index Fund

Performance of a $1,000,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $1,000,000 invested in Class R6 shares of the Nationwide Small Cap Index Fund versus the Russell 2000® Index and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

117

Shareholder Expense Example	Nationwide Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Small Cap Index Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,076.50	3.51	0.67
	Hypothetical	(a)(b)	1,000.00	1,021.83	3.41	0.67
Class C Shares	Actual	(a)	1,000.00	1,072.40	7.10	1.36
	Hypothetical	(a)(b)	1,000.00	1,018.35	6.92	1.36
Class R Shares	Actual	(a)	1,000.00	1,075.30	4.60	0.88
	Hypothetical	(a)(b)	1,000.00	1,020.77	4.48	0.88
Class R6 Shares(c)	Actual	(a)	1,000.00	1,078.70	1.36	0.26
	Hypothetical	(a)(b)	1,000.00	1,023.89	1.33	0.26
Institutional Service Class Shares	Actual	(a)	1,000.00	1,078.20	2.15	0.41
	Hypothetical	(a)(b)	1,000.00	1,023.14	2.09	0.41

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

118

Statement of Investments

October 31, 2017

Nationwide Small Cap Index Fund

Common Stocks 99.5%

	Shares	Value

Aerospace & Defense 1.4%
AAR Corp.	9,226	$358,799
Aerojet Rocketdyne Holdings, Inc.*	19,861	627,210
Aerovironment, Inc.*	5,718	292,533
Astronics Corp.*	6,357	218,681
Axon Enterprise, Inc.* (a)	14,892	342,069
Cubic Corp.	7,014	382,614
Curtiss-Wright Corp.	12,427	1,469,493
Ducommun, Inc.*	3,034	100,031
Engility Holdings, Inc.*	5,060	170,370
Esterline Technologies Corp.*	7,507	712,039
KeyW Holding Corp. (The)* (a)	14,118	106,591
KLX, Inc.*	14,829	813,519
Kratos Defense & Security Solutions, Inc.*	20,439	246,086
Mercury Systems, Inc.*	13,462	679,427
Moog, Inc., Class A*	9,134	801,600
National Presto Industries, Inc.	1,481	173,129
Sparton Corp.*	2,791	65,002
Triumph Group, Inc.	13,638	423,460
Vectrus, Inc.*	3,148	96,045

		8,078,698

Air Freight & Logistics 0.4%
Air Transport Services Group, Inc.*	16,211	392,306
Atlas Air Worldwide Holdings, Inc.*	6,700	411,045
Echo Global Logistics, Inc.*	7,743	186,219
Forward Air Corp.	8,580	492,835
Hub Group, Inc., Class A*	9,136	395,589
Park-Ohio Holdings Corp.	2,595	122,354
Radiant Logistics, Inc.*	11,369	55,481

		2,055,829

Airlines 0.3%
Allegiant Travel Co.	3,419	466,352
Hawaiian Holdings, Inc.*	15,190	508,865
SkyWest, Inc.	14,563	685,917

		1,661,134

Auto Components 1.2%
American Axle & Manufacturing Holdings, Inc.*	23,587	419,613
Cooper Tire & Rubber Co.	15,284	501,315
Cooper-Standard Holdings, Inc.*	5,051	563,086
Dana, Inc.	40,584	1,237,406
Dorman Products, Inc.*	7,867	543,688
Fox Factory Holding Corp.*	10,066	428,308
Gentherm, Inc.*	10,362	347,127
Horizon Global Corp.*	7,031	114,113
LCI Industries	6,571	813,490
Modine Manufacturing Co.*	14,583	306,972
Motorcar Parts of America, Inc.*	5,549	160,422
Shiloh Industries, Inc.* (a)	4,505	41,806
Standard Motor Products, Inc.	6,077	265,383
Stoneridge, Inc.*	7,625	173,393
Superior Industries International, Inc.	7,440	115,692
Tenneco, Inc.	15,248	886,061
Tower International, Inc.	5,633	171,243

		7,089,118

Automobiles 0.1%
Winnebago Industries, Inc.	9,056	445,102

Common Stocks (continued)

	Shares	Value

Banks 10.4%
1st Source Corp.	4,578	$234,897
Access National Corp.	4,422	128,680
ACNB Corp.	1,673	46,677
Allegiance Bancshares, Inc.*	3,351	131,359
American National Bankshares, Inc.	2,495	97,679
Ameris Bancorp	10,392	497,777
Ames National Corp. (a)	2,667	79,477
Arrow Financial Corp.	3,558	125,597
Atlantic Capital Bancshares, Inc.*	6,179	101,645
Banc of California, Inc. (a)	12,401	261,041
BancFirst Corp.	4,840	264,506
Banco Latinoamericano de Comercio Exterior SA, Class E	8,826	247,393
Bancorp, Inc. (The)*	14,717	123,770
BancorpSouth, Inc.	23,352	737,923
Bank of Commerce Holdings (a)	4,396	52,752
Bank of Marin Bancorp	1,796	121,679
Bank of NT Butterfield & Son Ltd. (The)	15,497	578,813
Bankwell Financial Group, Inc.	1,662	60,829
Banner Corp.	9,432	540,642
Bar Harbor Bankshares	4,177	126,271
BCB Bancorp, Inc. (a)	2,826	39,705
Berkshire Hills Bancorp, Inc.	10,690	409,427
Blue Hills Bancorp, Inc.	6,683	145,021
Boston Private Financial Holdings, Inc.	24,051	382,411
Bridge Bancorp, Inc.	5,534	196,457
Brookline Bancorp, Inc.	21,562	332,055
Bryn Mawr Bank Corp.	4,970	217,934
BSB Bancorp, Inc.*	2,479	74,122
Byline Bancorp, Inc.*	853	17,103
C&F Financial Corp.	873	50,634
Cadence BanCorp*	2,521	61,412
Camden National Corp.	4,288	185,113
Capital Bank Financial Corp., Class A	8,299	336,939
Capital City Bank Group, Inc.	3,224	79,504
Capstar Financial Holdings, Inc.*	2,517	50,818
Carolina Financial Corp.	4,249	156,576
Cathay General Bancorp	21,597	902,755
CenterState Bank Corp.	15,432	411,108
Central Pacific Financial Corp.	8,393	261,190
Central Valley Community Bancorp	2,399	48,460
Century Bancorp, Inc., Class A	902	76,625
Chemical Financial Corp.	20,205	1,064,601
Chemung Financial Corp.	1,041	49,177
Citizens & Northern Corp.	3,362	82,134
City Holding Co.	4,312	303,953
Civista Bancshares, Inc. (a)	2,842	64,144
CNB Financial Corp.	4,186	120,347
CoBiz Financial, Inc.	10,738	219,485
Codorus Valley Bancorp, Inc.	2,489	78,736
Columbia Banking System, Inc.	16,663	725,007
Commerce Union Bancshares, Inc.	1,967	47,523
Community Bank System, Inc.	13,994	773,728
Community Bankers Trust Corp.*	6,089	52,670
Community Financial Corp. (The)	1,128	40,845
Community Trust Bancorp, Inc.	4,572	220,828
ConnectOne Bancorp, Inc.	8,537	229,218
County Bancorp, Inc.	1,534	50,100
Customers Bancorp, Inc.*	7,993	218,529
CVB Financial Corp.	29,641	707,234
DNB Financial Corp.	867	29,218

119

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
Eagle Bancorp, Inc.*	9,032	$601,983
Enterprise Bancorp, Inc.	2,725	98,372
Enterprise Financial Services Corp.	6,353	276,991
Equity Bancshares, Inc., Class A*	3,144	107,179
Evans Bancorp, Inc. (a)	1,329	57,878
Farmers & Merchants Bancorp, Inc.	2,478	91,736
Farmers Capital Bank Corp.	2,241	93,226
Farmers National Banc Corp.	7,591	110,069
FB Financial Corp.*	3,063	125,185
FCB Financial Holdings, Inc., Class A*	10,062	469,895
Fidelity Southern Corp.	6,313	138,444
Financial Institutions, Inc.	4,240	139,072
First Bancorp*	58,800	567,903
First Bancorp, Inc.	3,123	97,469
First Bancshares, Inc. (The)	2,423	77,294
First Busey Corp.	10,721	333,638
First Business Financial Services, Inc.	2,297	51,062
First Citizens BancShares, Inc., Class A	2,118	857,790
First Commonwealth Financial Corp.	27,637	402,395
First Community Bancshares, Inc.	4,762	142,241
First Connecticut Bancorp, Inc.	4,281	113,018
First Financial Bancorp	17,579	479,907
First Financial Bankshares, Inc. (a)	17,223	786,230
First Financial Corp.	3,072	145,920
First Financial Northwest, Inc.	1,952	32,462
First Foundation, Inc.*	8,134	150,560
First Guaranty Bancshares, Inc. (a)	1,086	28,974
First Internet Bancorp	1,632	61,526
First Interstate BancSystem, Inc., Class A	7,395	290,623
First Merchants Corp.	11,751	505,293
First Mid-Illinois Bancshares, Inc.	2,979	114,989
First Midwest Bancorp, Inc.	29,210	674,459
First Northwest Bancorp*	3,140	53,129
First of Long Island Corp. (The)	6,681	210,786
Flushing Financial Corp.	7,946	238,221
FNB Bancorp (a)	1,482	51,203
Franklin Financial Network, Inc.*	3,523	120,839
Fulton Financial Corp.	48,990	891,618
German American Bancorp, Inc.	5,990	215,520
Glacier Bancorp, Inc.	22,026	836,107
Great Southern Bancorp, Inc.	3,036	163,185
Great Western Bancorp, Inc.	16,938	687,513
Green Bancorp, Inc.*	6,300	139,545
Guaranty Bancorp	6,945	197,585
Guaranty Bancshares, Inc.	581	16,663
Hancock Holding Co.	23,345	1,138,069
Hanmi Financial Corp.	8,933	274,690
HarborOne Bancorp, Inc.*	3,558	69,417
Heartland Financial USA, Inc.	6,994	344,454
Heritage Commerce Corp.	10,722	164,904
Heritage Financial Corp.	8,356	254,858
Hilltop Holdings, Inc.	21,109	497,328
Home BancShares, Inc.	44,927	1,009,959
HomeTrust Bancshares, Inc.*	5,011	131,539
Hope Bancorp, Inc.	37,079	684,108
Horizon Bancorp	5,968	164,239
Howard Bancorp, Inc.*	2,514	52,543
IBERIABANK Corp.	13,891	1,024,461
Independent Bank Corp.	13,307	678,203
Independent Bank Group, Inc.	5,024	316,010
International Bancshares Corp.	15,686	636,852

Common Stocks (continued)

	Shares	Value

Banks (continued)
Investar Holding Corp.	2,376	$55,123
Investors Bancorp, Inc.	72,125	991,719
Lakeland Bancorp, Inc.	12,662	260,204
Lakeland Financial Corp.	6,973	336,656
LCNB Corp.	2,804	57,202
LegacyTexas Financial Group, Inc.	13,509	538,874
Live Oak Bancshares, Inc.	5,934	140,636
Macatawa Bank Corp.	8,053	80,852
MainSource Financial Group, Inc.	6,981	263,114
MB Financial, Inc.	22,059	1,013,390
MBT Financial Corp.	5,296	55,873
Mercantile Bank Corp.	4,836	174,580
Middlefield Banc Corp.	759	34,572
Midland States Bancorp, Inc.	4,525	146,836
MidSouth Bancorp, Inc. (a)	4,122	53,998
MidWestOne Financial Group, Inc.	3,291	115,876
MutualFirst Financial, Inc.	1,737	67,222
National Bank Holdings Corp., Class A	7,024	230,528
National Bankshares, Inc. (a)	2,077	92,011
National Commerce Corp.*	2,893	117,890
NBT Bancorp, Inc.	12,149	463,363
Nicolet Bankshares, Inc.*	2,637	150,151
Northrim BanCorp, Inc.	1,957	63,602
Norwood Financial Corp.	1,665	49,734
OFG Bancorp (a)	12,010	106,889
Ohio Valley Banc Corp. (a)	1,158	41,225
Old Line Bancshares, Inc.	2,453	73,958
Old National Bancorp	38,481	700,354
Old Point Financial Corp. (a)	1,012	32,769
Old Second Bancorp, Inc.	8,925	122,273
Opus Bank*	6,198	160,528
Orrstown Financial Services, Inc.	2,355	60,052
Pacific Continental Corp.	6,430	180,040
Pacific Mercantile Bancorp*	5,140	48,059
Pacific Premier Bancorp, Inc.*	11,202	452,561
PacWest Bancorp	2,485	120,075
Paragon Commercial Corp.* (a)	1,228	70,696
Park National Corp.	3,807	417,971
Park Sterling Corp.	14,558	182,994
Parke Bancorp, Inc.	1,618	34,868
Peapack Gladstone Financial Corp.	4,788	166,096
Penns Woods Bancorp, Inc.	1,417	68,611
Peoples Bancorp of North Carolina, Inc. (a)	1,201	40,942
Peoples Bancorp, Inc.	4,587	151,921
Peoples Financial Services Corp.	2,093	94,897
People’s Utah Bancorp	3,980	123,778
Preferred Bank	3,690	227,784
Premier Financial Bancorp, Inc.	2,679	55,455
QCR Holdings, Inc.	3,386	161,682
Renasant Corp.	12,347	511,166
Republic Bancorp, Inc., Class A	2,948	115,915
Republic First Bancorp, Inc.* (a)	14,505	134,171
S&T Bancorp, Inc.	9,913	405,343
Sandy Spring Bancorp, Inc.	6,701	270,787
Seacoast Banking Corp. of Florida*	11,366	281,763
ServisFirst Bancshares, Inc.	13,232	542,644
Shore Bancshares, Inc.	3,582	58,960
Sierra Bancorp	3,539	93,642
Simmons First National Corp., Class A	10,534	607,812
SmartFinancial, Inc.*	2,048	48,108

120

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Banks (continued)
South State Corp.	8,266	$744,353
Southern First Bancshares, Inc.*	1,718	66,229
Southern National Bancorp of Virginia, Inc.	4,867	79,478
Southside Bancshares, Inc.	7,847	277,862
State Bank Financial Corp.	10,619	306,995
Sterling Bancorp	59,985	1,502,624
Stock Yards Bancorp, Inc.	6,439	243,072
Summit Financial Group, Inc.	3,093	84,130
Sun Bancorp, Inc.	2,828	71,690
Sunshine Bancorp, Inc.* (a)	2,167	50,599
Texas Capital Bancshares, Inc.*	13,904	1,196,439
Tompkins Financial Corp.	4,253	370,521
Towne Bank	16,188	542,298
TriCo Bancshares	5,791	239,863
TriState Capital Holdings, Inc.*	6,272	142,061
Triumph Bancorp, Inc.*	4,955	153,605
Trustmark Corp.	19,295	635,577
Two River Bancorp (a)	2,042	39,615
UMB Financial Corp.	12,973	953,905
Umpqua Holdings Corp.	60,687	1,241,656
Union Bankshares Corp.	12,316	425,025
Union Bankshares, Inc. (a)	1,295	63,714
United Bankshares, Inc.	28,555	1,026,552
United Community Banks, Inc.	20,259	555,502
United Security Bancshares	3,655	34,357
Unity Bancorp, Inc.	2,144	42,344
Univest Corp. of Pennsylvania	7,421	217,435
Valley National Bancorp	74,338	854,887
Veritex Holdings, Inc.*	4,228	111,450
Washington Trust Bancorp, Inc.	4,259	236,375
WashingtonFirst Bankshares, Inc.	2,575	89,971
WesBanco, Inc.	12,043	486,537
West Bancorporation, Inc.	4,769	116,602
Westamerica Bancorporation (a)	7,228	420,886
Wintrust Financial Corp.	15,485	1,258,776
Xenith Bankshares, Inc.*	1,527	48,833

		61,012,197

Beverages 0.3%
Boston Beer Co., Inc. (The), Class A*	2,401	427,498
Castle Brands, Inc.* (a)	25,659	30,534
Coca-Cola Bottling Co. Consolidated	1,352	304,957
Craft Brew Alliance, Inc.*	3,744	68,328
MGP Ingredients, Inc.	3,759	255,462
National Beverage Corp.	3,343	327,280
Primo Water Corp.*	7,513	82,718

		1,496,777

Biotechnology 5.7%
Abeona Therapeutics, Inc.* (a)	7,117	127,750
Acceleron Pharma, Inc.*	9,142	356,538
Achaogen, Inc.* (a)	9,759	124,135
Achillion Pharmaceuticals, Inc.*	33,196	133,448
Acorda Therapeutics, Inc.*	12,342	327,989
Adamas Pharmaceuticals, Inc.* (a)	4,080	100,613
Aduro Biotech, Inc.* (a)	12,119	96,346
Advaxis, Inc.* (a)	10,338	35,149
Agenus, Inc.* (a)	21,749	79,601
Aileron Therapeutics, Inc.*	1,371	16,507

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Aimmune Therapeutics, Inc.*	9,918	$288,316
Akebia Therapeutics, Inc.*	11,883	215,677
Alder Biopharmaceuticals, Inc.*	16,051	180,574
AMAG Pharmaceuticals, Inc.* (a)	9,947	156,168
Amicus Therapeutics, Inc.* (a)	46,246	658,543
AnaptysBio, Inc.* (a)	2,770	182,903
Anavex Life Sciences Corp.* (a)	9,509	40,128
Ardelyx, Inc.*	9,599	51,356
Arena Pharmaceuticals, Inc.*	10,387	291,148
Array BioPharma, Inc.*	49,401	516,241
Asterias Biotherapeutics, Inc.* (a)	8,032	20,080
Atara Biotherapeutics, Inc.* (a)	7,028	99,798
Athenex, Inc.* (a)	1,083	18,129
Athersys, Inc.* (a)	27,823	51,194
Audentes Therapeutics, Inc.*	4,506	119,815
Avexis, Inc.*	7,050	736,796
Axovant Sciences Ltd.* (a)	8,852	46,385
Bellicum Pharmaceuticals, Inc.* (a)	8,195	77,197
BioCryst Pharmaceuticals, Inc.*	22,408	100,836
Biohaven Pharmaceutical Holding Co. Ltd.*	2,994	90,000
BioSpecifics Technologies Corp.*	1,655	75,749
BioTime, Inc.* (a)	20,525	49,260
Bluebird Bio, Inc.*	12,999	1,808,161
Blueprint Medicines Corp.*	11,127	739,055
Calithera Biosciences, Inc.*	9,055	145,786
Calyxt, Inc.* (a)	1,669	34,181
Cara Therapeutics, Inc.* (a)	7,806	97,887
Cascadian Therapeutics, Inc.*	10,039	46,079
Catalyst Pharmaceuticals, Inc.* (a)	21,036	60,163
Celldex Therapeutics, Inc.* (a)	35,957	87,735
ChemoCentryx, Inc.*	6,652	43,704
Chimerix, Inc.*	12,523	61,613
Clovis Oncology, Inc.*	12,419	936,020
Coherus Biosciences, Inc.*	11,382	128,048
Conatus Pharmaceuticals, Inc.* (a)	7,646	35,095
Concert Pharmaceuticals, Inc.*	4,981	84,926
Corbus Pharmaceuticals Holdings, Inc.* (a)	13,101	93,017
Corvus Pharmaceuticals, Inc.* (a)	2,471	33,556
Curis, Inc.*	33,942	53,628
Cytokinetics, Inc.*	12,310	168,032
CytomX Therapeutics, Inc.*	8,576	171,520
Dynavax Technologies Corp.*	16,642	366,124
Eagle Pharmaceuticals, Inc.*	2,344	125,990
Edge Therapeutics, Inc.* (a)	4,891	53,116
Editas Medicine, Inc.* (a)	9,516	235,997
Emergent BioSolutions, Inc.*	9,585	392,889
Enanta Pharmaceuticals, Inc.*	4,496	223,316
Epizyme, Inc.*	12,199	203,723
Esperion Therapeutics, Inc.*	4,803	219,689
Exact Sciences Corp.* (a)	33,274	1,829,737
Fate Therapeutics, Inc.* (a)	11,074	52,823
FibroGen, Inc.*	18,962	1,059,028
Five Prime Therapeutics, Inc.*	7,737	347,082
Flexion Therapeutics, Inc.* (a)	8,029	176,718
Fortress Biotech, Inc.* (a)	9,119	34,105
Foundation Medicine, Inc.*	4,075	183,375
G1 Therapeutics, Inc.*	1,580	37,335
Genocea Biosciences, Inc.* (a)	8,395	9,738
Genomic Health, Inc.*	5,685	186,411

121

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Geron Corp.* (a)	45,781	$103,007
Global Blood Therapeutics, Inc.*	10,533	419,213
Halozyme Therapeutics, Inc.*	32,447	575,285
Heron Therapeutics, Inc.* (a)	12,858	197,370
Idera Pharmaceuticals, Inc.*	33,689	52,555
Ignyta, Inc.*	14,791	227,781
Immune Design Corp.* (a)	4,474	22,146
ImmunoGen, Inc.* (a)	23,987	139,125
Immunomedics, Inc.* (a)	29,302	314,117
Inovio Pharmaceuticals, Inc.* (a)	23,159	135,017
Insmed, Inc.*	21,273	574,584
Insys Therapeutics, Inc.* (a)	7,135	36,745
Intellia Therapeutics, Inc.* (a)	4,211	131,046
Invitae Corp.* (a)	11,540	97,398
Iovance Biotherapeutics, Inc.*	14,852	115,474
Ironwood Pharmaceuticals, Inc.*	38,469	591,653
Jounce Therapeutics, Inc.* (a)	3,354	46,956
Karyopharm Therapeutics, Inc.*	9,991	102,008
Keryx Biopharmaceuticals, Inc.* (a)	26,412	171,150
Kindred Biosciences, Inc.*	6,099	45,438
Kura Oncology, Inc.* (a)	4,067	60,598
La Jolla Pharmaceutical Co.* (a)	4,908	168,639
Lexicon Pharmaceuticals, Inc.* (a)	12,201	124,328
Ligand Pharmaceuticals, Inc.*	5,837	848,408
Loxo Oncology, Inc.*	6,438	554,698
MacroGenics, Inc.*	9,889	195,703
Madrigal Pharmaceuticals, Inc.* (a)	1,086	54,289
Matinas BioPharma Holdings, Inc.* (a)	15,632	17,508
MediciNova, Inc.* (a)	8,941	63,571
Merrimack Pharmaceuticals, Inc. (a)	3,791	44,506
Mersana Therapeutics, Inc.*	1,051	17,089
MiMedx Group, Inc.* (a)	29,966	379,969
Minerva Neurosciences, Inc.* (a)	8,741	55,068
Miragen Therapeutics, Inc.*	3,697	30,611
Momenta Pharmaceuticals, Inc.*	20,916	294,916
Myriad Genetics, Inc.*	18,408	631,026
NantKwest, Inc.* (a)	9,068	41,894
Natera, Inc.*	9,292	102,119
NewLink Genetics Corp.* (a)	6,546	61,271
Novavax, Inc.* (a)	81,570	88,911
Novelion Therapeutics, Inc.* (a)	4,364	20,598
Nymox Pharmaceutical Corp.* (a)	8,265	29,423
Organovo Holdings, Inc.* (a)	29,999	47,698
Otonomy, Inc.*	8,348	24,835
Ovid therapeutics, Inc.* (a)	1,507	9,765
PDL BioPharma, Inc.*	41,326	122,325
Pieris Pharmaceuticals, Inc.* (a)	10,120	51,106
Portola Pharmaceuticals, Inc.*	15,653	773,415
Progenics Pharmaceuticals, Inc.*	19,724	122,092
Protagonist Therapeutics, Inc.*	2,244	33,593
Prothena Corp. plc* (a)	10,984	637,621
PTC Therapeutics, Inc.* (a)	11,020	206,515
Puma Biotechnology, Inc.*	8,236	1,048,443
Ra Pharmaceuticals, Inc.*	3,481	45,740
Radius Health, Inc.* (a)	10,626	341,201
Recro Pharma, Inc.*	3,977	34,322
REGENXBIO, Inc.*	8,154	244,212
Repligen Corp.*	10,357	385,280
Retrophin, Inc.*	10,880	270,586
Rigel Pharmaceuticals, Inc.*	34,387	128,951
Sage Therapeutics, Inc.*	9,904	626,725

Common Stocks (continued)

	Shares	Value

Biotechnology (continued)
Sangamo Therapeutics, Inc.*	22,759	$282,212
Sarepta Therapeutics, Inc.*	16,961	836,347
Selecta Biosciences, Inc.*	3,456	73,336
Seres Therapeutics, Inc.* (a)	5,387	54,086
Spark Therapeutics, Inc.*	7,636	617,752
Spectrum Pharmaceuticals, Inc.*	22,182	434,545
Stemline Therapeutics, Inc.*	7,158	97,707
Strongbridge Biopharma plc* (a)	6,321	37,926
Syndax Pharmaceuticals, Inc.*	2,603	29,102
Synergy Pharmaceuticals, Inc.* (a)	63,589	173,598
Syros Pharmaceuticals, Inc.*	3,681	63,313
TG Therapeutics, Inc.* (a)	13,454	109,650
Tocagen, Inc.*	2,494	27,609
Trevena, Inc.*	16,680	25,020
Ultragenyx Pharmaceutical, Inc.* (a)	11,308	521,186
Vanda Pharmaceuticals, Inc.*	13,035	204,650
VBI Vaccines, Inc.* (a)	6,184	21,273
Veracyte, Inc.*	6,944	59,371
Versartis, Inc.*	9,303	16,745
Voyager Therapeutics, Inc.* (a)	4,582	96,497
vTv Therapeutics, Inc., Class A*	3,134	19,807
XBiotech, Inc.* (a)	5,325	22,685
Xencor, Inc.*	10,958	216,749
ZIOPHARM Oncology, Inc.* (a)	37,287	173,757

		33,382,330

Building Products 1.3%
AAON, Inc.	11,936	417,760
Advanced Drainage Systems, Inc.	10,062	196,712
American Woodmark Corp.*	3,986	385,048
Apogee Enterprises, Inc.	8,069	385,133
Armstrong Flooring, Inc.*	7,104	105,139
Builders FirstSource, Inc.*	27,715	499,424
Caesarstone Ltd.*	6,455	182,676
Continental Building Products, Inc.*	11,278	301,123
CSW Industrials, Inc.*	4,101	201,154
Gibraltar Industries, Inc.*	8,984	298,718
Griffon Corp.	8,792	198,260
Insteel Industries, Inc.	5,263	134,470
JELD-WEN Holding, Inc.*	14,990	552,831
Masonite International Corp.*	8,518	571,558
NCI Building Systems, Inc.*	11,207	178,752
Patrick Industries, Inc.*	4,685	435,705
PGT Innovations, Inc.*	12,769	180,043
Ply Gem Holdings, Inc.*	6,695	113,145
Quanex Building Products Corp.	9,619	211,137
Simpson Manufacturing Co., Inc.	10,876	606,228
Trex Co., Inc.*	8,406	920,037
Universal Forest Products, Inc.	5,728	646,691

		7,721,744

Capital Markets 1.4%
Actua Corp.*	8,193	126,582
Arlington Asset Investment Corp., Class A (a)	6,847	78,535
Artisan Partners Asset Management, Inc., Class A	12,787	439,873
Associated Capital Group, Inc., Class A	1,342	49,788
B. Riley Financial, Inc.	5,020	83,583
Cohen & Steers, Inc.	6,109	265,680

122

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Capital Markets (continued)
Cowen, Inc.*	7,755	$116,325
Diamond Hill Investment Group, Inc.	915	193,916
Donnelley Financial Solutions, Inc.*	8,247	177,310
Evercore, Inc., Class A	11,151	893,195
Fifth Street Asset Management, Inc.	2,465	10,106
Financial Engines, Inc.	16,747	604,567
GAIN Capital Holdings, Inc.	11,035	81,438
GAMCO Investors, Inc., Class A	1,385	40,110
Greenhill & Co., Inc. (a)	8,046	147,242
Hamilton Lane, Inc., Class A	4,225	116,145
Houlihan Lokey, Inc.	6,814	283,667
INTL. FCStone, Inc.*	4,287	177,953
Investment Technology Group, Inc.	9,370	219,914
Ladenburg Thalmann Financial Services, Inc.	30,915	94,600
Medley Management, Inc., Class A	1,529	8,639
Moelis & Co., Class A	8,682	371,156
OM Asset Management plc	19,695	300,940
Oppenheimer Holdings, Inc., Class A	2,976	64,728
Piper Jaffray Cos.	4,125	301,538
PJT Partners, Inc., Class A	5,139	198,365
Pzena Investment Management, Inc., Class A	4,591	54,174
Safeguard Scientifics, Inc.*	6,092	85,897
Silvercrest Asset Management Group, Inc., Class A	2,243	36,561
Stifel Financial Corp.	19,149	1,015,471
Virtu Financial, Inc., Class A (a)	6,998	99,022
Virtus Investment Partners, Inc.	1,985	231,054
Waddell & Reed Financial, Inc., Class A	23,344	436,299
Westwood Holdings Group, Inc.	2,412	156,539
WisdomTree Investments, Inc. (a)	32,919	365,072

		7,925,984

Chemicals 2.3%
A Schulman, Inc.	8,147	320,177
Advanced Emissions Solutions, Inc. (a)	1,250	15,013
AdvanSix, Inc.*	8,548	395,516
AgroFresh Solutions, Inc.* (a)	6,067	35,795
American Vanguard Corp.	8,147	183,308
Balchem Corp.	9,066	764,173
Calgon Carbon Corp.	14,350	311,395
Chase Corp.	2,051	243,556
Codexis, Inc.*	12,587	77,410
Core Molding Technologies, Inc.	2,121	49,228
Ferro Corp.*	23,998	571,632
Flotek Industries, Inc.* (a)	16,752	82,420
FutureFuel Corp.	7,422	112,666
GCP Applied Technologies, Inc.*	20,532	600,561
Hawkins, Inc.	2,960	112,776
HB Fuller Co.	13,486	766,949
Ingevity Corp.*	12,248	872,425
Innophos Holdings, Inc.	5,531	270,632
Innospec, Inc.	6,003	371,286
Intrepid Potash, Inc.* (a)	28,006	112,584
KMG Chemicals, Inc.	2,557	140,967
Koppers Holdings, Inc.*	5,856	284,309
Kraton Corp.*	8,449	414,254
Kronos Worldwide, Inc.	6,179	162,569
LSB Industries, Inc.* (a)	6,241	47,120

Common Stocks (continued)

	Shares	Value

Chemicals (continued)
Minerals Technologies, Inc.	10,054	$722,883
OMNOVA Solutions, Inc.*	12,916	142,722
PolyOne Corp.	23,254	1,071,312
Quaker Chemical Corp.	3,735	580,120
Rayonier Advanced Materials, Inc. (a)	12,211	175,472
Sensient Technologies Corp.	12,092	919,597
Stepan Co.	5,666	452,487
Trecora Resources*	6,136	74,552
Tredegar Corp.	7,763	150,214
Trinseo SA	12,417	881,607
Tronox Ltd., Class A	24,042	636,392
Valhi, Inc.	6,575	28,601

		13,154,680

Commercial Services & Supplies 2.4%
ABM Industries, Inc.	16,076	674,710
ACCO Brands Corp.*	30,989	404,406
Advanced Disposal Services, Inc.*	12,056	300,435
Aqua Metals, Inc.* (a)	4,919	19,578
ARC Document Solutions, Inc.*	10,541	46,591
Brady Corp., Class A	13,282	505,380
Brink’s Co. (The)	12,962	986,408
Casella Waste Systems, Inc., Class A*	11,174	206,272
CECO Environmental Corp.	8,907	78,114
Covanta Holding Corp.	33,933	546,321
Deluxe Corp.	13,515	941,320
Ennis, Inc.	7,172	144,516
Essendant, Inc.	10,545	102,076
Healthcare Services Group, Inc.	19,878	1,051,347
Heritage-Crystal Clean, Inc.*	4,278	83,635
Herman Miller, Inc.	16,768	563,405
HNI Corp.	12,608	431,446
Hudson Technologies, Inc.*	10,756	63,676
InnerWorkings, Inc.*	12,853	139,841
Interface, Inc.	17,320	394,896
Kimball International, Inc., Class B	10,357	198,544
Knoll, Inc.	14,170	300,687
LSC Communications, Inc.	9,377	151,720
Matthews International Corp., Class A	9,005	565,964
McGrath RentCorp	6,535	292,114
Mobile Mini, Inc.	12,591	416,762
MSA Safety, Inc.	9,550	759,225
Multi-Color Corp.	3,921	324,267
NL Industries, Inc.*	2,997	38,961
Quad/Graphics, Inc.	9,029	205,771
RR Donnelley & Sons Co.	20,034	184,313
SP Plus Corp.*	4,955	192,006
Steelcase, Inc., Class A	24,498	356,446
Team, Inc.*	8,769	107,859
Tetra Tech, Inc.	16,275	801,544
UniFirst Corp.	4,393	691,897
US Ecology, Inc.	6,241	296,760
Viad Corp.	5,743	333,381
VSE Corp.	2,608	128,053

		14,030,647

Communications Equipment 1.7%
Acacia Communications, Inc.* (a)	5,260	222,551
ADTRAN, Inc.	13,384	282,402
Aerohive Networks, Inc.*	9,375	37,125

123

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Communications Equipment (continued)
Applied Optoelectronics, Inc.* (a)	5,317	$216,615
CalAmp Corp.*	9,682	220,072
Calix, Inc.*	12,291	67,600
Ciena Corp.*	40,428	859,903
Clearfield, Inc.* (a)	3,294	45,128
Comtech Telecommunications Corp.	6,738	144,934
Digi International, Inc.*	7,842	81,557
EMCORE Corp.*	7,950	65,587
Extreme Networks, Inc.*	31,298	375,576
Finisar Corp.*	31,848	749,702
Harmonic, Inc.*	23,158	85,685
Infinera Corp.*	41,294	345,631
InterDigital, Inc.	9,927	728,145
KVH Industries, Inc.*	4,446	51,351
Lumentum Holdings, Inc.* (a)	17,161	1,083,717
NETGEAR, Inc.*	9,201	429,227
NetScout Systems, Inc.*	23,898	678,703
Oclaro, Inc.* (a)	47,407	392,056
Plantronics, Inc.	9,488	430,376
Quantenna Communications, Inc.*	6,271	97,138
Sonus Networks, Inc.*	14,477	112,921
Ubiquiti Networks, Inc.* (a)	6,638	412,751
ViaSat, Inc.* (a)	15,212	990,301
Viavi Solutions, Inc.*	65,546	608,267

		9,815,021

Construction & Engineering 1.2%
Aegion Corp.*	9,334	217,389
Ameresco, Inc., Class A*	6,101	46,978
Argan, Inc.	4,142	284,762
Chicago Bridge & Iron Co. NV (a)	28,794	401,388
Comfort Systems USA, Inc.	10,565	468,029
Dycom Industries, Inc.*	8,508	747,258
EMCOR Group, Inc.	16,417	1,321,733
Granite Construction, Inc.	11,394	725,684
Great Lakes Dredge & Dock Corp.*	18,043	92,019
HC2 Holdings, Inc.*	10,066	54,658
IES Holdings, Inc.*	2,174	40,654
KBR, Inc.	38,452	754,813
Layne Christensen Co.*	5,166	68,243
MasTec, Inc.*	18,638	811,685
MYR Group, Inc.*	4,758	151,733
Northwest Pipe Co.*	2,710	49,430
NV5 Global, Inc.*	2,106	122,358
Orion Group Holdings, Inc.*	8,235	59,292
Primoris Services Corp.	11,280	318,886
Sterling Construction Co., Inc.*	7,487	133,643
Tutor Perini Corp.*	10,714	302,135

		7,172,770

Construction Materials 0.2%
Forterra, Inc.* (a)	5,835	28,942
Summit Materials, Inc., Class A*	30,571	959,929
United States Lime & Minerals, Inc.	616	55,964
US Concrete, Inc.* (a)	4,377	342,281

		1,387,116

Consumer Finance 0.6%
Elevate Credit, Inc.*	4,265	33,395
Encore Capital Group, Inc.*	6,881	319,622

Common Stocks (continued)

	Shares	Value

Consumer Finance (continued)
Enova International, Inc.*	9,752	$144,817
EZCORP, Inc., Class A*	14,058	144,095
FirstCash, Inc.	13,604	868,615
Green Dot Corp., Class A*	13,146	744,327
LendingClub Corp.*	90,139	512,891
Nelnet, Inc., Class A	5,743	336,195
PRA Group, Inc.*	13,119	366,020
Regional Management Corp.*	3,223	79,576
World Acceptance Corp.*	1,677	146,738

		3,696,291

Containers & Packaging 0.1%
Greif, Inc., Class A	7,304	405,591
Greif, Inc., Class B	1,553	97,606
Myers Industries, Inc.	6,568	141,869
UFP Technologies, Inc.*	1,738	53,617

		698,683

Distributors 0.1%
Core-Mark Holding Co., Inc.	12,999	442,746
VOXX International Corp.*	5,782	38,740
Weyco Group, Inc.	2,081	56,582

		538,068

Diversified Consumer Services 0.9%
Adtalem Global Education, Inc.	17,742	655,567
American Public Education, Inc.*	4,694	93,880
Ascent Capital Group, Inc., Class A*	3,072	34,560
Bridgepoint Education, Inc.*	5,693	55,108
Cambium Learning Group, Inc.*	4,843	29,639
Capella Education Co.	3,266	266,016
Career Education Corp.*	19,329	206,434
Carriage Services, Inc.	4,492	116,343
Chegg, Inc.* (a)	26,362	408,875
Collectors Universe, Inc.	2,361	58,458
Grand Canyon Education, Inc.*	13,249	1,185,918
Houghton Mifflin Harcourt Co.*	29,473	291,783
K12, Inc.*	9,752	158,177
Laureate Education, Inc., Class A*	10,113	135,211
Liberty Tax, Inc.	2,264	29,545
Regis Corp.*	9,683	144,567
Sotheby’s*	11,019	571,005
Strayer Education, Inc.	3,044	285,314
Weight Watchers International, Inc.* (a)	8,058	361,965

		5,088,365

Diversified Financial Services 0.1%
FNFV Group*	17,989	310,310
Marlin Business Services Corp.	2,354	51,553
NewStar Financial, Inc.	9,046	111,085
On Deck Capital, Inc.*	14,467	71,322
Tiptree, Inc.	6,902	45,898

		590,168

Diversified Telecommunication Services 0.7%
ATN International, Inc.	2,989	162,273
Cincinnati Bell, Inc.*	11,634	222,209
Cogent Communications Holdings, Inc.	11,601	625,294
Consolidated Communications Holdings, Inc. (a)	18,688	358,249

124

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Diversified Telecommunication Services (continued)
Frontier Communications Corp. (a)	22,384	$271,070
General Communication, Inc., Class A*	7,655	313,013
Globalstar, Inc.* (a)	126,412	203,523
Hawaiian Telcom Holdco, Inc.*	1,866	56,260
IDT Corp., Class B	5,265	69,393
Intelsat SA*	11,505	50,047
Iridium Communications, Inc.* (a)	23,918	287,016
Lumos Networks Corp.*	6,502	116,776
Ooma, Inc.*	5,041	52,930
ORBCOMM, Inc.*	18,687	211,350
pdvWireless, Inc.* (a)	2,614	74,630
Straight Path Communications, Inc., Class B*	2,823	512,403
Vonage Holdings Corp.*	57,497	467,451
Windstream Holdings, Inc. (a)	57,155	107,451

		4,161,338

Electric Utilities 1.1%
ALLETE, Inc.	14,473	1,133,959
El Paso Electric Co.	11,544	663,780
Genie Energy Ltd., Class B	4,876	27,891
IDACORP, Inc.	14,307	1,316,673
MGE Energy, Inc.	9,960	657,858
Otter Tail Corp.	11,226	515,835
PNM Resources, Inc.	22,503	976,630
Portland General Electric Co.	25,312	1,208,395
Spark Energy, Inc., Class A (a)	3,453	48,342

		6,549,363

Electrical Equipment 0.7%
Allied Motion Technologies, Inc.	1,933	54,897
Atkore International Group, Inc.*	9,730	187,886
AZZ, Inc.	7,404	353,911
Babcock & Wilcox Enterprises, Inc.* (a)	13,582	59,489
Encore Wire Corp.	5,893	266,069
Energous Corp.* (a)	5,629	55,221
EnerSys	11,919	826,821
Generac Holdings, Inc.*	17,566	915,013
General Cable Corp.	14,012	293,551
LSI Industries, Inc.	7,032	48,872
Plug Power, Inc.* (a)	66,592	189,787
Powell Industries, Inc.	2,602	75,406
Preformed Line Products Co.	688	48,924
Revolution Lighting Technologies, Inc.* (a)	3,473	19,310
Sunrun, Inc.* (a)	25,267	145,033
Thermon Group Holdings, Inc.*	9,098	195,698
TPI Composites, Inc.*	3,160	79,158
Vicor Corp.*	5,014	108,052
Vivint Solar, Inc.* (a)	8,385	31,444

		3,954,542

Electronic Equipment, Instruments & Components 3.0%
Akoustis Technologies, Inc.* (a)	2,453	14,939
Anixter International, Inc.*	8,327	572,065
AVX Corp.	12,794	241,039
Badger Meter, Inc.	8,135	356,313
Bel Fuse, Inc., Class B	2,735	88,477
Belden, Inc.	11,632	929,513
Benchmark Electronics, Inc.*	14,322	443,266

Common Stocks (continued)

	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Control4 Corp.*	7,233	$213,012
CTS Corp.	9,053	246,242
Daktronics, Inc.	9,908	101,755
Electro Scientific Industries, Inc.*	9,172	164,087
ePlus, Inc.*	3,738	357,353
Fabrinet*	10,385	386,114
FARO Technologies, Inc.*	4,602	238,384
Fitbit, Inc., Class A* (a)	49,601	304,550
II-VI, Inc.*	17,399	786,435
Insight Enterprises, Inc.*	10,201	459,555
Iteris, Inc.*	6,721	46,442
Itron, Inc.*	9,791	765,167
KEMET Corp.*	13,081	336,051
Kimball Electronics, Inc.*	7,851	172,722
Knowles Corp.*	25,144	416,385
Littelfuse, Inc.	6,301	1,316,909
Maxwell Technologies, Inc.* (a)	8,927	43,028
Mesa Laboratories, Inc.	913	145,578
Methode Electronics, Inc.	10,213	478,990
MicroVision, Inc.* (a)	20,180	44,598
MTS Systems Corp.	4,763	247,914
Napco Security Technologies, Inc.*	3,350	34,002
Novanta, Inc.*	9,188	434,592
OSI Systems, Inc.*	4,972	439,425
Park Electrochemical Corp.	5,856	110,561
PC Connection, Inc.	3,314	89,478
PCM, Inc.*	2,922	41,054
Plexus Corp.*	9,600	589,728
Radisys Corp.*	10,632	14,034
Rogers Corp.*	5,183	788,231
Sanmina Corp.*	21,319	697,664
ScanSource, Inc.*	7,231	310,571
SYNNEX Corp.	8,003	1,079,445
Systemax, Inc.	3,402	97,127
Tech Data Corp.*	9,645	894,767
TTM Technologies, Inc.*	26,416	416,844
VeriFone Systems, Inc.*	31,935	609,320
Vishay Intertechnology, Inc.	38,688	860,808
Vishay Precision Group, Inc.*	2,490	61,130

		17,485,664

Energy Equipment & Services 1.4%
Archrock, Inc.	19,745	236,940
Basic Energy Services, Inc.*	5,160	97,318
Bristow Group, Inc. (a)	8,954	84,526
C&J Energy Services, Inc.*	13,193	375,869
CARBO Ceramics, Inc.* (a)	7,242	59,964
Diamond Offshore Drilling, Inc.* (a)	18,294	306,059
Dril-Quip, Inc.*	10,751	452,617
Ensco plc, Class A (a)	121,607	655,462
Era Group, Inc.*	5,712	61,461
Exterran Corp.*	9,143	295,045
Fairmount Santrol Holdings, Inc.* (a)	46,276	199,449
Forum Energy Technologies, Inc.*	19,459	280,210
Frank’s International NV (a)	14,799	97,821
Geospace Technologies Corp.*	3,945	59,254
Gulf Island Fabrication, Inc. (a)	3,855	50,693
Helix Energy Solutions Group, Inc.*	39,822	271,586
Independence Contract Drilling, Inc.*	8,687	28,146
Keane Group, Inc.* (a)	8,676	133,957

125

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Energy Equipment & Services (continued)
Key Energy Services, Inc.* (a)	2,999	$31,909
Mammoth Energy Services, Inc.* (a)	2,493	49,187
Matrix Service Co.*	7,344	103,550
McDermott International, Inc.*	81,110	536,948
Natural Gas Services Group, Inc.*	3,785	105,223
NCS Multistage Holdings, Inc.* (a)	3,267	71,155
Newpark Resources, Inc.*	22,135	193,681
Noble Corp. plc*	69,133	287,593
Oil States International, Inc.*	14,529	334,893
Parker Drilling Co.*	36,573	38,402
PHI, Inc. (Non-Voting)*	3,551	41,511
Pioneer Energy Services Corp.*	22,659	43,052
ProPetro Holding Corp.*	7,492	114,103
Ranger Energy Services, Inc.*	1,295	15,022
RigNet, Inc.* (a)	3,844	67,078
Rowan Cos. plc, Class A*	33,217	476,000
SEACOR Holdings, Inc.*	4,637	218,866
SEACOR Marine Holdings, Inc.*	4,662	65,967
Select Energy Services, Inc., Class A* (a)	1,145	18,641
Smart Sand, Inc.* (a)	6,433	46,253
Solaris Oilfield Infrastructure, Inc., Class A*	3,002	47,912
Superior Energy Services, Inc.*	43,302	381,924
Tesco Corp.*	13,961	53,750
TETRA Technologies, Inc.*	31,139	88,435
Unit Corp.*	14,911	279,134
US Silica Holdings, Inc. (a)	23,361	712,744
Willbros Group, Inc.*	15,145	46,344

		8,215,654

Equity Real Estate Investment Trusts (REITs) 6.6%
Acadia Realty Trust	23,969	674,727
Agree Realty Corp.	7,698	364,038
Alexander & Baldwin, Inc.	13,391	605,809
Alexander’s, Inc.	606	249,066
Altisource Residential Corp.	14,042	149,828
American Assets Trust, Inc.	11,659	452,253
Armada Hoffler Properties, Inc.	11,783	168,143
Ashford Hospitality Prime, Inc.	7,082	68,837
Ashford Hospitality Trust, Inc.	21,599	151,841
Bluerock Residential Growth REIT, Inc.	6,255	70,619
CareTrust REIT, Inc.	20,643	390,153
CatchMark Timber Trust, Inc., Class A	11,769	150,643
CBL & Associates Properties, Inc.	48,318	378,813
Cedar Realty Trust, Inc.	24,938	135,663
Chatham Lodging Trust	11,139	242,273
Chesapeake Lodging Trust	16,920	472,068
City Office REIT, Inc.	7,974	103,981
Clipper Realty, Inc.	4,694	51,024
Community Healthcare Trust, Inc.	4,563	125,163
CorEnergy Infrastructure Trust, Inc.	3,357	121,121
Cousins Properties, Inc.	120,485	1,086,775
DiamondRock Hospitality Co.	57,403	623,397
Easterly Government Properties, Inc.	9,984	200,878
EastGroup Properties, Inc.	9,584	868,215
Education Realty Trust, Inc.	21,145	737,960
Farmland Partners, Inc.	8,589	71,718
First Industrial Realty Trust, Inc.	33,560	1,036,333
Four Corners Property Trust, Inc.	17,493	431,727
Franklin Street Properties Corp.	29,788	297,880
GEO Group, Inc. (The)	34,669	899,661
Getty Realty Corp.	8,442	239,837

Common Stocks (continued)

	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Gladstone Commercial Corp.	7,354	$159,288
Global Medical REIT, Inc.	4,371	36,979
Global Net Lease, Inc.	19,522	421,675
Government Properties Income Trust	23,753	431,592
Gramercy Property Trust	42,194	1,253,162
Healthcare Realty Trust, Inc.	34,428	1,109,959
Hersha Hospitality Trust	10,848	191,901
Independence Realty Trust, Inc.	18,332	186,070
InfraREIT, Inc.	12,126	271,622
Investors Real Estate Trust	34,412	201,310
iStar, Inc.*	19,819	231,882
Jernigan Capital, Inc.	3,764	77,237
Kite Realty Group Trust	23,117	432,057
LaSalle Hotel Properties	32,836	926,304
Lexington Realty Trust	62,535	632,854
LTC Properties, Inc.	11,268	524,075
Mack-Cali Realty Corp.	25,902	589,789
MedEquities Realty Trust, Inc.	7,866	91,403
Monmouth Real Estate Investment Corp.	20,336	346,525
National Health Investors, Inc.	11,471	873,975
National Storage Affiliates Trust	12,719	315,304
New Senior Investment Group, Inc.	23,698	211,860
NexPoint Residential Trust, Inc.	4,820	114,475
NorthStar Realty Europe Corp.	15,430	207,842
One Liberty Properties, Inc.	3,965	96,072
Pebblebrook Hotel Trust	19,841	707,530
Pennsylvania REIT	19,354	188,121
Physicians Realty Trust	50,080	870,390
Potlatch Corp.	11,610	601,398
Preferred Apartment Communities, Inc., Class A	8,703	172,755
PS Business Parks, Inc.	5,730	758,251
QTS Realty Trust, Inc., Class A	13,490	780,396
Quality Care Properties, Inc.*	27,031	427,901
RAIT Financial Trust	24,297	12,999
Ramco-Gershenson Properties Trust	21,933	277,014
Retail Opportunity Investments Corp.	31,085	558,908
Rexford Industrial Realty, Inc.	19,580	581,330
RLJ Lodging Trust	48,783	1,056,640
Ryman Hospitality Properties, Inc.	12,653	836,743
Sabra Health Care REIT, Inc.	49,632	988,669
Safety Income and Growth, Inc.	935	16,802
Saul Centers, Inc.	3,142	192,039
Select Income REIT	18,336	442,998
Seritage Growth Properties, Class A	7,124	293,010
STAG Industrial, Inc.	25,705	701,746
Starwood Waypoint Homes*	36,040	1,308,612
Summit Hotel Properties, Inc.	29,349	464,008
Sunstone Hotel Investors, Inc.	63,576	1,037,560
Terreno Realty Corp.	14,069	516,614
Tier REIT, Inc.	13,121	256,778
UMH Properties, Inc.	7,860	117,428
Universal Health Realty Income Trust	3,625	265,386
Urban Edge Properties	27,998	656,833
Urstadt Biddle Properties, Inc., Class A	7,959	172,949
Washington Prime Group, Inc.	52,859	413,886
Washington REIT	22,229	715,552
Whitestone REIT	9,910	132,398
Xenia Hotels & Resorts, Inc.	30,819	670,621

		38,749,921

126

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Food & Staples Retailing 0.5%
Andersons, Inc. (The)	7,659	$286,830
Chefs’ Warehouse, Inc. (The)*	5,659	112,897
Ingles Markets, Inc., Class A	4,315	100,540
Natural Grocers by Vitamin Cottage, Inc.* (a)	2,367	11,622
Performance Food Group Co.*	23,449	663,607
PriceSmart, Inc.	6,319	529,532
Smart & Final Stores, Inc.*	7,078	42,468
SpartanNash Co.	10,797	265,066
SUPERVALU, Inc.*	10,898	177,528
United Natural Foods, Inc.*	14,466	560,847
Village Super Market, Inc., Class A	2,052	49,227
Weis Markets, Inc.	2,641	102,550

		2,902,714

Food Products 1.3%
Alico, Inc.	1,037	34,117
Amplify Snack Brands, Inc.* (a)	9,947	63,561
B&G Foods, Inc. (a)	18,767	596,791
Bob Evans Farms, Inc.	5,692	439,366
Calavo Growers, Inc. (a)	4,533	334,082
Cal-Maine Foods, Inc.* (a)	9,005	405,225
Darling Ingredients, Inc.*	46,742	853,042
Dean Foods Co.	25,927	252,788
Farmer Brothers Co.*	2,429	82,465
Fresh Del Monte Produce, Inc.	8,298	369,344
Freshpet, Inc.* (a)	6,835	106,284
Hostess Brands, Inc.* (a)	22,840	263,345
J&J Snack Foods Corp.	4,281	570,101
John B Sanfilippo & Son, Inc.	2,440	143,594
Lancaster Colony Corp.	5,374	672,932
Landec Corp.*	7,997	105,960
Lifeway Foods, Inc.*	1,982	19,939
Limoneira Co.	3,391	79,180
Omega Protein Corp.	6,462	141,518
Sanderson Farms, Inc.	5,671	848,211
Seneca Foods Corp., Class A*	1,894	68,184
Snyder’s-Lance, Inc.	24,661	927,993
Tootsie Roll Industries, Inc. (a)	4,731	168,424

		7,546,446

Gas Utilities 1.3%
Chesapeake Utilities Corp.	4,548	366,342
New Jersey Resources Corp.	24,735	1,099,471
Northwest Natural Gas Co.	7,866	521,909
ONE Gas, Inc.	14,783	1,137,995
RGC Resources, Inc. (a)	1,848	53,758
South Jersey Industries, Inc.	22,895	777,743
Southwest Gas Holdings, Inc.	13,399	1,103,944
Spire, Inc.	13,358	1,054,614
WGL Holdings, Inc.	14,524	1,244,707

		7,360,483

Health Care Equipment & Supplies 3.7%
Abaxis, Inc.	6,326	306,178
Accuray, Inc.*	24,154	114,731
Analogic Corp.	3,534	283,780
AngioDynamics, Inc.*	10,778	182,903
Anika Therapeutics, Inc.*	4,078	222,781
Antares Pharma, Inc.* (a)	42,338	77,055

Common Stocks (continued)

	Shares	Value

Health Care Equipment & Supplies (continued)
AtriCure, Inc.*	9,002	$193,003
Atrion Corp.	397	261,087
AxoGen, Inc.*	7,559	155,337
Cantel Medical Corp.	10,419	1,021,895
Cardiovascular Systems, Inc.*	9,227	222,094
Cerus Corp.* (a)	30,735	88,209
ConforMIS, Inc.* (a)	10,496	37,156
CONMED Corp.	7,836	409,196
Corindus Vascular Robotics, Inc.* (a)	24,868	28,350
CryoLife, Inc.*	9,127	177,520
Cutera, Inc.*	3,889	152,838
Endologix, Inc.* (a)	24,631	130,544
Entellus Medical, Inc.* (a)	3,617	61,236
Exactech, Inc.*	3,192	133,585
FONAR Corp.*	1,782	56,846
GenMark Diagnostics, Inc.*	15,010	111,824
Glaukos Corp.* (a)	8,175	288,659
Globus Medical, Inc., Class A*	20,214	644,220
Haemonetics Corp.*	14,990	712,924
Halyard Health, Inc.*	13,371	563,588
Heska Corp.*	1,854	180,765
ICU Medical, Inc.*	4,318	825,170
Inogen, Inc.*	4,876	482,383
Insulet Corp.*	16,638	978,481
Integer Holdings Corp.*	8,784	426,902
Integra LifeSciences Holdings Corp.*	18,010	842,508
Invacare Corp. (a)	9,458	146,599
iRhythm Technologies, Inc.*	3,882	197,788
K2M Group Holdings, Inc.*	11,524	226,908
Lantheus Holdings, Inc.*	7,693	153,091
LeMaitre Vascular, Inc.	4,024	128,808
LivaNova plc*	13,842	1,022,924
Masimo Corp.*	12,577	1,103,758
Meridian Bioscience, Inc.	11,635	173,943
Merit Medical Systems, Inc.*	13,947	530,683
Natus Medical, Inc.*	9,231	391,394
Neogen Corp.*	10,614	851,243
Nevro Corp.*	7,721	676,205
Novocure Ltd.*	16,520	356,832
NuVasive, Inc.*	14,512	823,266
NxStage Medical, Inc.*	17,767	478,821
Obalon Therapeutics, Inc.* (a)	1,607	13,547
OraSure Technologies, Inc.*	16,170	319,357
Orthofix International NV*	4,561	245,063
Oxford Immunotec Global plc*	6,755	89,301
Penumbra, Inc.*	8,392	843,816
Pulse Biosciences, Inc.* (a)	2,687	65,052
Quidel Corp.*	7,908	323,833
Quotient Ltd.* (a)	7,910	40,420
Rockwell Medical, Inc.* (a)	14,559	88,228
RTI Surgical, Inc.*	16,280	73,260
Sientra, Inc.* (a)	4,163	61,030
STAAR Surgical Co.*	12,258	162,418
Surmodics, Inc.*	3,890	115,727
Tactile Systems Technology, Inc.*	2,708	77,693
Utah Medical Products, Inc.	1,040	78,416
Varex Imaging Corp.*	10,740	369,134
ViewRay, Inc.* (a)	8,676	59,778
Viveve Medical, Inc.* (a)	4,464	24,373
Wright Medical Group NV*	29,928	784,413

		21,470,870

127

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Health Care Providers & Services 2.0%
AAC Holdings, Inc.* (a)	3,165	$25,067
Aceto Corp.	8,805	88,666
Addus HomeCare Corp.*	2,251	81,036
Almost Family, Inc.*	3,568	157,884
Amedisys, Inc.*	8,076	388,536
American Renal Associates Holdings, Inc.* (a)	2,661	32,278
AMN Healthcare Services, Inc.*	12,983	569,954
BioScrip, Inc.* (a)	27,914	70,622
BioTelemetry, Inc.*	8,049	233,823
Capital Senior Living Corp.*	7,464	99,271
Chemed Corp.	4,429	989,572
Civitas Solutions, Inc.*	4,598	85,753
Community Health Systems, Inc.* (a)	27,054	159,619
CorVel Corp.*	2,404	144,240
Cross Country Healthcare, Inc.*	10,186	139,039
Diplomat Pharmacy, Inc.* (a)	13,558	285,396
Ensign Group, Inc. (The)	13,743	317,188
Genesis Healthcare, Inc.* (a)	11,340	11,076
HealthEquity, Inc.*	14,282	717,242
HealthSouth Corp.	27,176	1,253,901
Kindred Healthcare, Inc.	24,344	147,281
LHC Group, Inc.*	4,495	300,311
Magellan Health, Inc.*	6,799	579,955
Molina Healthcare, Inc.*	12,262	831,732
National HealthCare Corp.	3,286	210,304
National Research Corp., Class A	2,556	95,978
Owens & Minor, Inc.	17,215	422,973
PetIQ, Inc.*	1,121	26,971
PharMerica Corp.*	8,522	249,695
Providence Service Corp. (The)*	3,404	189,262
R1 RCM, Inc.* (a)	29,928	113,726
RadNet, Inc.*	10,386	113,727
Select Medical Holdings Corp.*	30,846	590,701
Surgery Partners, Inc.*	5,655	52,309
Teladoc, Inc.* (a)	15,422	509,697
Tenet Healthcare Corp.* (a)	23,273	332,338
Tivity Health, Inc.*	10,477	484,561
Triple-S Management Corp., Class B*	6,642	159,474
US Physical Therapy, Inc.	3,437	233,544

		11,494,702

Health Care Technology 0.8%
Allscripts Healthcare Solutions, Inc.*	51,982	700,717
Castlight Health, Inc., Class B* (a)	19,078	73,450
Computer Programs & Systems, Inc. (a)	3,298	99,435
Cotiviti Holdings, Inc.*	10,541	370,622
Evolent Health, Inc., Class A* (a)	13,858	225,192
HealthStream, Inc.*	7,341	179,561
HMS Holdings Corp.*	23,921	460,240
Inovalon Holdings, Inc., Class A* (a)	17,798	298,116
Medidata Solutions, Inc.*	15,860	1,193,148
NantHealth, Inc.* (a)	5,265	19,217
Omnicell, Inc.*	10,520	523,896
Quality Systems, Inc.*	14,765	207,744
Simulations Plus, Inc. (a)	3,087	50,318
Tabula Rasa HealthCare, Inc.*	2,758	79,651
Vocera Communications, Inc.*	7,917	223,418

		4,704,725

Common Stocks (continued)

	Shares	Value

Hotels, Restaurants & Leisure 3.0%
Belmond Ltd., Class A*	25,771	$338,889
Biglari Holdings, Inc.*	301	107,589
BJ’s Restaurants, Inc.*	6,124	194,131
Bloomin’ Brands, Inc.	24,818	441,264
Bojangles’, Inc.*	5,109	62,585
Boyd Gaming Corp.	23,961	700,380
Brinker International, Inc.	14,205	436,378
Buffalo Wild Wings, Inc.*	4,130	488,166
Caesars Entertainment Corp.*	38,857	503,198
Carrols Restaurant Group, Inc.*	9,559	107,539
Century Casinos, Inc.*	7,308	60,291
Cheesecake Factory, Inc. (The) (a)	12,806	572,940
Churchill Downs, Inc.	3,737	779,351
Chuy’s Holdings, Inc.*	5,061	113,873
Cracker Barrel Old Country Store, Inc. (a)	5,359	836,701
Dave & Buster’s Entertainment, Inc.*	11,613	559,747
Del Frisco’s Restaurant Group, Inc.*	5,809	80,745
Del Taco Restaurants, Inc.*	9,742	123,626
Denny’s Corp.*	19,360	253,035
DineEquity, Inc.	4,904	233,479
Drive Shack, Inc.	18,464	67,394
El Pollo Loco Holdings, Inc.*	6,162	70,863
Eldorado Resorts, Inc.*	13,553	348,312
Empire Resorts, Inc.* (a)	833	18,576
Fiesta Restaurant Group, Inc.*	7,483	123,844
Fogo De Chao, Inc.*	2,721	30,067
Golden Entertainment, Inc.*	3,012	80,360
Habit Restaurants, Inc. (The), Class A* (a)	6,001	73,812
ILG, Inc.	30,499	904,905
Inspired Entertainment, Inc.* (a)	1,187	13,591
International Speedway Corp., Class A	7,137	277,272
J Alexander’s Holdings, Inc.*	4,218	44,289
Jack in the Box, Inc.	8,229	851,784
La Quinta Holdings, Inc.*	22,650	399,093
Lindblad Expeditions Holdings, Inc.*	5,947	63,752
Marcus Corp. (The)	5,301	143,922
Marriott Vacations Worldwide Corp.	6,082	800,513
Monarch Casino & Resort, Inc.*	3,157	140,834
Nathan’s Famous, Inc.*	884	71,692
Noodles & Co.* (a)	4,312	18,757
Papa John’s International, Inc. (a)	7,754	527,660
Penn National Gaming, Inc.*	22,697	592,165
Pinnacle Entertainment, Inc.*	15,313	396,147
Planet Fitness, Inc., Class A	24,266	646,446
Potbelly Corp.*	6,831	82,314
RCI Hospitality Holdings, Inc.	2,618	72,126
Red Lion Hotels Corp.*	4,561	40,137
Red Robin Gourmet Burgers, Inc.*	3,658	250,207
Red Rock Resorts, Inc., Class A	19,612	483,044
Ruby Tuesday, Inc.*	18,856	44,689
Ruth’s Hospitality Group, Inc.	8,845	186,630
Scientific Games Corp., Class A*	15,262	726,471
SeaWorld Entertainment, Inc.* (a)	19,748	226,707
Shake Shack, Inc., Class A* (a)	6,201	235,390
Sonic Corp. (a)	11,573	293,954
Speedway Motorsports, Inc.	3,461	69,047
Texas Roadhouse, Inc.	18,617	931,036
Wingstop, Inc. (a)	8,099	274,313
Zoe’s Kitchen, Inc.* (a)	5,943	72,980

		17,689,002

128

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Household Durables 1.5%
AV Homes, Inc.*	3,726	$62,038
Bassett Furniture Industries, Inc.	3,077	119,387
Beazer Homes USA, Inc.*	8,917	187,079
Cavco Industries, Inc.*	2,485	389,896
Century Communities, Inc.*	5,700	162,735
CSS Industries, Inc.	2,570	77,048
Ethan Allen Interiors, Inc.	7,079	210,600
Flexsteel Industries, Inc.	2,236	112,404
GoPro, Inc., Class A* (a)	30,645	319,627
Green Brick Partners, Inc.*	6,760	73,346
Hamilton Beach Brands Holding Co., Class B* (b)	1,238	47,997
Hamilton Beach Brands Holding Co., Class A*	1,238	47,997
Helen of Troy Ltd.*	7,413	688,668
Hooker Furniture Corp.	3,237	153,434
Hovnanian Enterprises, Inc., Class A* (a)	37,214	90,058
Installed Building Products, Inc.*	6,198	432,001
iRobot Corp.* (a)	7,598	510,510
KB Home	24,227	664,547
La-Z-Boy, Inc.	13,807	372,099
LGI Homes, Inc.* (a)	4,886	294,772
Libbey, Inc.	6,671	45,630
Lifetime Brands, Inc.	2,856	53,264
M/I Homes, Inc.*	6,758	225,717
MDC Holdings, Inc.	11,953	442,739
Meritage Homes Corp.*	11,034	537,356
NACCO Industries, Inc., Class A	1,238	51,501
New Home Co., Inc. (The)*	3,776	43,915
PICO Holdings, Inc.*	6,333	119,694
Taylor Morrison Home Corp., Class A*	19,268	465,322
TopBuild Corp.*	10,616	700,550
TRI Pointe Group, Inc.*	39,975	707,158
Universal Electronics, Inc.*	4,013	240,780
William Lyon Homes, Class A*	6,795	188,561
ZAGG, Inc.*	7,547	118,110

		8,956,540

Household Products 0.3%
Central Garden & Pet Co.* (a)	3,050	116,449
Central Garden & Pet Co., Class A*	10,153	374,747
HRG Group, Inc.*	33,720	546,938
Oil-Dri Corp. of America	1,450	60,915
Orchids Paper Products Co. (a)	2,734	33,574
WD-40 Co.	3,919	434,421

		1,567,044

Independent Power and Renewable Electricity Producers 0.4%
Atlantic Power Corp.*	30,754	75,347
Dynegy, Inc.*	31,433	391,341
NRG Yield, Inc., Class A	10,533	193,281
NRG Yield, Inc., Class C	16,969	315,623
Ormat Technologies, Inc.	11,347	736,761
Pattern Energy Group, Inc.	20,445	471,666
TerraForm Global, Inc., Class A*	24,037	117,180
TerraForm Power, Inc., Class A (a)	14,426	193,748

		2,494,947

Industrial Conglomerates 0.1%
Raven Industries, Inc.	10,303	346,696

Common Stocks (continued)

	Shares	Value

Insurance 2.5%
Ambac Financial Group, Inc.*	12,918	$210,305
American Equity Investment Life Holding Co.	24,802	731,907
AMERISAFE, Inc.	5,493	355,397
AmTrust Financial Services, Inc. (a)	24,351	305,849
Argo Group International Holdings Ltd.	8,280	521,226
Atlas Financial Holdings, Inc.*	3,077	60,771
Baldwin & Lyons, Inc., Class B	2,506	57,513
Blue Capital Reinsurance Holdings Ltd.	1,955	25,904
Citizens, Inc.* (a)	12,864	97,509
CNO Financial Group, Inc.	47,169	1,130,641
Crawford & Co., Class B	3,750	44,175
Donegal Group, Inc., Class A	2,407	41,256
eHealth, Inc.*	4,618	117,205
EMC Insurance Group, Inc.	2,418	71,234
Employers Holdings, Inc.	9,153	436,598
Enstar Group Ltd.*	3,186	725,771
FBL Financial Group, Inc., Class A	2,898	224,160
Federated National Holding Co.	3,859	59,197
Fidelity & Guaranty Life (a)	3,446	107,171
Genworth Financial, Inc., Class A*	142,161	470,553
Global Indemnity Ltd.*	2,533	106,310
Greenlight Capital Re Ltd., Class A*	8,901	196,267
Hallmark Financial Services, Inc.*	3,474	40,264
HCI Group, Inc.	2,405	90,091
Health Insurance Innovations, Inc., Class A* (a)	3,324	71,466
Heritage Insurance Holdings, Inc. (a)	8,117	130,197
Horace Mann Educators Corp.	11,663	510,839
Independence Holding Co.	1,937	52,589
Infinity Property & Casualty Corp.	3,043	287,107
Investors Title Co.	411	77,967
James River Group Holdings Ltd.	5,816	246,133
Kemper Corp.	10,754	689,331
Kingstone Cos., Inc. (a)	2,612	42,314
Kinsale Capital Group, Inc.	4,289	186,057
Maiden Holdings Ltd.	21,123	174,265
MBIA, Inc.* (a)	35,879	260,123
National General Holdings Corp.	13,911	280,724
National Western Life Group, Inc., Class A	664	237,433
Navigators Group, Inc. (The)	5,888	341,504
NI Holdings, Inc.*	3,007	53,795
Primerica, Inc.	12,860	1,138,110
RLI Corp.	11,011	650,640
Safety Insurance Group, Inc.	4,114	338,171
Selective Insurance Group, Inc.	16,542	985,903
State Auto Financial Corp.	4,741	121,559
State National Cos., Inc.	8,225	172,889
Stewart Information Services Corp.	5,971	226,540
Third Point Reinsurance Ltd.*	21,856	364,995
Trupanion, Inc.* (a)	6,646	187,151
United Fire Group, Inc.	6,151	283,500
United Insurance Holdings Corp.	5,054	79,550
Universal Insurance Holdings, Inc.	8,848	211,025
WMIH Corp.*	52,319	43,425

		14,672,576

Internet & Direct Marketing Retail 0.4%
1-800-Flowers.com, Inc., Class A*	7,977	74,984
Duluth Holdings, Inc., Class B* (a)	2,927	60,472
FTD Cos., Inc.*	5,275	56,970

129

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Internet & Direct Marketing Retail (continued)
Gaia, Inc.*	2,160	$26,244
Groupon, Inc.*	97,246	463,863
HSN, Inc.	9,236	348,197
Lands’ End, Inc.* (a)	3,544	38,630
Liberty TripAdvisor Holdings, Inc., Class A*	20,700	223,560
Nutrisystem, Inc.	8,457	422,427
Overstock.com, Inc.* (a)	4,928	226,195
PetMed Express, Inc. (a)	5,665	200,314
Shutterfly, Inc.*	9,085	387,930

		2,529,786

Internet Software & Services 3.1%
2U, Inc.*	12,543	798,111
Alarm.com Holdings, Inc.* (a)	5,764	269,064
Alteryx, Inc., Class A*	2,692	60,812
Amber Road, Inc.*	5,414	40,388
Appfolio, Inc., Class A*	2,243	102,954
Apptio, Inc., Class A*	6,407	155,370
Bankrate, Inc.*	12,993	180,603
Bazaarvoice, Inc.*	24,929	120,282
Benefitfocus, Inc.* (a)	4,731	129,629
Blucora, Inc.*	11,748	254,932
Box, Inc., Class A*	22,468	493,173
Brightcove, Inc.*	8,672	69,376
Carbonite, Inc.*	7,397	167,912
Care.com, Inc.*	4,170	64,093
Cars.com, Inc.* (a)	20,698	493,026
ChannelAdvisor Corp.*	7,070	79,537
Cimpress NV* (a)	7,105	775,440
Cloudera, Inc.*	4,277	64,711
CommerceHub, Inc., Series A*	4,107	91,709
CommerceHub, Inc., Series C*	8,559	182,563
Cornerstone OnDemand, Inc.*	14,885	570,989
Coupa Software, Inc.*	8,469	294,298
DHI Group, Inc.*	14,641	32,210
Endurance International Group Holdings, Inc.* (a)	16,463	134,997
Envestnet, Inc.*	12,290	656,286
Etsy, Inc.*	33,135	553,354
Five9, Inc.*	14,922	376,482
Gogo, Inc.* (a)	16,442	163,433
GrubHub, Inc.* (a)	24,319	1,483,945
GTT Communications, Inc.*	8,826	321,708
Hortonworks, Inc.*	13,586	224,305
Instructure, Inc.*	5,938	206,642
Internap Corp.* (a)	23,710	110,252
j2 Global, Inc.	12,992	963,227
Leaf Group Ltd.*	3,373	23,780
Limelight Networks, Inc.*	20,453	101,242
Liquidity Services, Inc.*	7,137	40,681
LivePerson, Inc.*	15,408	216,482
Meet Group, Inc. (The)*	20,038	67,929
MINDBODY, Inc., Class A* (a)	11,475	370,069
MuleSoft, Inc., Class A*	6,198	144,971
New Relic, Inc.*	8,385	430,402
NIC, Inc.	18,532	315,044
Nutanix, Inc., Class A* (a)	15,321	436,649
Okta, Inc.* (a)	3,946	114,118
Ominto, Inc.* (a)	4,117	13,133

Common Stocks (continued)

	Shares	Value

Internet Software & Services (continued)
Q2 Holdings, Inc.*	8,956	$381,078
QuinStreet, Inc.*	11,247	100,098
Quotient Technology, Inc.*	21,055	329,511
Reis, Inc.	2,804	51,173
Shutterstock, Inc.*	5,020	195,730
SPS Commerce, Inc.*	4,810	236,460
Stamps.com, Inc.*	4,457	1,000,151
TechTarget, Inc.*	5,651	70,411
Tintri, Inc.* (a)	4,124	15,960
Trade Desk, Inc. (The), Class A* (a)	6,632	437,181
TrueCar, Inc.* (a)	19,022	307,776
Tucows, Inc., Class A* (a)	2,647	154,717
Twilio, Inc., Class A* (a)	17,759	567,400
Veritone, Inc.* (a)	641	22,756
Web.com Group, Inc.*	10,967	264,305
XO Group, Inc.*	6,185	123,453
Yelp, Inc.*	21,833	1,020,038
Yext, Inc.* (a)	3,830	43,968

		18,282,479

IT Services 1.9%
Acxiom Corp.*	22,335	561,949
Blackhawk Network Holdings, Inc.*	15,564	528,398
CACI International, Inc., Class A*	6,755	971,031
Cardtronics plc, Class A*	12,996	297,608
Cass Information Systems, Inc.	3,085	198,982
Convergys Corp.	25,082	645,360
CSG Systems International, Inc.	9,515	402,865
EPAM Systems, Inc.*	13,863	1,263,612
Everi Holdings, Inc.*	18,870	156,432
EVERTEC, Inc.	16,668	250,020
ExlService Holdings, Inc.*	9,367	584,688
Forrester Research, Inc.	2,811	122,841
Hackett Group, Inc. (The)	6,982	107,802
Information Services Group, Inc.*	8,476	34,582
ManTech International Corp., Class A	7,478	347,054
MAXIMUS, Inc.	17,908	1,189,628
MoneyGram International, Inc.*	8,291	128,925
Perficient, Inc.*	10,057	195,609
Planet Payment, Inc.*	13,101	58,561
Presidio, Inc.*	5,611	83,043
Science Applications International Corp.	12,546	920,124
ServiceSource International, Inc.*	22,383	77,893
StarTek, Inc.*	3,051	36,429
Sykes Enterprises, Inc.*	11,085	320,800
Syntel, Inc.*	9,782	228,508
TeleTech Holdings, Inc.	3,899	162,393
Travelport Worldwide Ltd.	35,835	562,251
Unisys Corp.* (a)	14,450	126,438
Virtusa Corp.*	7,600	290,016

		10,853,842

Leisure Products 0.3%
Acushnet Holdings Corp. (a)	6,466	119,427
American Outdoor Brands Corp.* (a)	13,635	195,390
Callaway Golf Co.	26,817	386,969
Clarus Corp.*	5,879	42,917
Escalade, Inc.	3,051	37,680
Johnson Outdoors, Inc., Class A	1,402	105,444
Malibu Boats, Inc., Class A*	5,728	178,714
Marine Products Corp.	2,613	37,549

130

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Leisure Products (continued)
MCBC Holdings, Inc.*	5,438	$124,367
Nautilus, Inc.*	8,573	111,449
Sturm Ruger & Co., Inc. (a)	4,897	242,646
Vista Outdoor, Inc.*	16,296	340,749

		1,923,301

Life Sciences Tools & Services 0.6%
Accelerate Diagnostics, Inc.* (a)	7,704	152,924
Cambrex Corp.*	9,250	400,063
Enzo Biochem, Inc.*	12,157	119,747
Fluidigm Corp.*	9,763	56,625
INC Research Holdings, Inc., Class A*	15,636	893,597
Luminex Corp.	11,493	245,376
Medpace Holdings, Inc.*	2,043	76,551
NanoString Technologies, Inc.*	5,786	57,629
NeoGenomics, Inc.*	16,443	142,561
Pacific Biosciences of California, Inc.*	27,658	116,993
PRA Health Sciences, Inc.*	13,784	1,122,431

		3,384,497

Machinery 3.8%
Actuant Corp., Class A	17,003	433,577
Alamo Group, Inc.	2,732	288,226
Albany International Corp., Class A	8,199	494,810
Altra Industrial Motion Corp.	8,237	394,552
American Railcar Industries, Inc. (a)	2,042	81,272
Astec Industries, Inc.	6,067	315,181
Barnes Group, Inc.	14,062	915,296
Blue Bird Corp.* (a)	1,860	38,409
Briggs & Stratton Corp.	11,462	288,842
Chart Industries, Inc.*	8,953	389,456
CIRCOR International, Inc.	4,840	212,718
Columbus McKinnon Corp.	5,577	220,626
Commercial Vehicle Group, Inc.*	7,357	59,739
DMC Global, Inc.	4,020	87,435
Douglas Dynamics, Inc.	6,418	269,235
Eastern Co. (The)	1,589	45,922
Energy Recovery, Inc.* (a)	10,469	80,716
EnPro Industries, Inc.	6,112	511,819
ESCO Technologies, Inc.	7,286	422,224
ExOne Co. (The)* (a)	3,094	32,889
Federal Signal Corp.	16,543	353,193
Franklin Electric Co., Inc.	13,276	604,058
FreightCar America, Inc.	3,646	68,253
Gencor Industries, Inc.*	2,659	48,128
Global Brass & Copper Holdings, Inc.	6,140	214,900
Gorman-Rupp Co. (The)	5,020	160,540
Graham Corp.	3,094	59,621
Greenbrier Cos., Inc. (The) (a)	7,862	410,396
Hardinge, Inc.	3,129	51,754
Harsco Corp.*	22,974	488,198
Hillenbrand, Inc.	18,035	713,284
Hurco Cos., Inc.	1,943	86,949
Hyster-Yale Materials Handling, Inc.	2,892	226,993
John Bean Technologies Corp.	8,823	943,179
Kadant, Inc.	3,118	354,205
Kennametal, Inc.	22,255	971,431
LB Foster Co., Class A*	2,406	59,909
Lindsay Corp. (a)	2,958	270,834
Lydall, Inc.*	4,768	275,590
Manitowoc Co., Inc. (The)*	34,061	324,261

Common Stocks (continued)

	Shares	Value

Machinery (continued)
Meritor, Inc.*	24,132	$627,673
Milacron Holdings Corp.*	13,791	247,548
Miller Industries, Inc.	3,295	93,084
Mueller Industries, Inc.	16,193	562,707
Mueller Water Products, Inc., Class A	44,082	526,339
Navistar International Corp.*	14,308	605,371
NN, Inc.	7,657	226,264
Omega Flex, Inc.	797	51,399
Proto Labs, Inc.*	7,119	621,133
RBC Bearings, Inc.*	6,653	823,774
REV Group, Inc.	6,334	163,417
Rexnord Corp.*	28,458	726,248
Spartan Motors, Inc.	10,073	162,679
SPX Corp.*	12,267	359,300
SPX FLOW, Inc.*	11,890	490,225
Standex International Corp.	3,607	373,505
Sun Hydraulics Corp.	6,765	389,190
Tennant Co.	5,002	346,889
Titan International, Inc.	14,060	136,944
TriMas Corp.*	13,030	345,947
Twin Disc, Inc.*	2,407	51,389
Wabash National Corp.	15,734	354,015
Watts Water Technologies, Inc., Class A	8,008	539,739
Woodward, Inc.	14,757	1,141,159

		22,234,558

Marine 0.1%
Costamare, Inc.	12,496	77,600
Eagle Bulk Shipping, Inc.* (a)	11,221	52,739
Genco Shipping & Trading Ltd.*	2,164	25,990
Matson, Inc.	12,223	332,832
Navios Maritime Holdings, Inc.* (a)	26,124	47,546
Safe Bulkers, Inc.* (a)	13,790	48,954
Scorpio Bulkers, Inc.*	16,833	134,664

		720,325

Media 1.3%
AMC Entertainment Holdings, Inc., Class A (a)	15,707	218,327
Beasley Broadcast Group, Inc., Class A	1,409	13,315
Central European Media Enterprises Ltd., Class A* (a)	23,090	106,214
Clear Channel Outdoor Holdings, Inc., Class A	10,776	40,949
Daily Journal Corp.*	330	76,593
Emerald Expositions Events, Inc. (a)	4,771	111,117
Entercom Communications Corp., Class A (a)	7,849	86,731
Entravision Communications Corp., Class A	19,775	102,830
Eros International plc* (a)	7,663	93,872
EW Scripps Co. (The), Class A*	16,557	287,098
Gannett Co., Inc.	30,765	267,656
Global Eagle Entertainment, Inc.* (a)	13,701	33,293
Gray Television, Inc.*	18,403	286,535
Hemisphere Media Group, Inc.*	4,668	56,950
IMAX Corp.*	15,982	387,564
Liberty Media Corp.-Liberty Braves, Class C*	9,766	230,575
Liberty Media Corp-Liberty Braves, Class A*	2,740	64,335

131

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Media (continued)
Loral Space & Communications, Inc.*	3,323	$156,679
MDC Partners, Inc., Class A*	14,438	166,037
Meredith Corp. (a)	11,411	604,783
MSG Networks, Inc., Class A*	17,119	297,015
National CineMedia, Inc.	18,841	126,800
New Media Investment Group, Inc.	13,564	216,617
New York Times Co. (The), Class A	35,049	669,436
Nexstar Media Group, Inc., Class A	12,963	827,039
Reading International, Inc., Class A*	5,123	80,175
Saga Communications, Inc., Class A	1,024	44,800
Salem Media Group, Inc.	3,791	24,262
Scholastic Corp.	7,837	289,499
Sinclair Broadcast Group, Inc., Class A (a)	20,846	660,818
Time, Inc.	28,126	326,262
Townsquare Media, Inc., Class A*	2,836	29,608
tronc, Inc.*	5,422	80,164
WideOpenWest, Inc.*	4,956	63,387
World Wrestling Entertainment, Inc., Class A	10,966	290,928

		7,418,263

Metals & Mining 1.2%
AK Steel Holding Corp.*	90,231	414,160
Allegheny Technologies, Inc.* (a)	31,065	782,217
Ampco-Pittsburgh Corp.	2,925	48,409
Carpenter Technology Corp.	13,219	658,174
Century Aluminum Co.*	14,304	200,256
Cleveland-Cliffs, Inc.*	88,740	528,890
Coeur Mining, Inc.*	52,208	396,259
Commercial Metals Co.	32,795	638,847
Compass Minerals International, Inc. (a)	9,580	628,448
Gold Resource Corp. (a)	15,161	55,034
Haynes International, Inc.	3,385	120,777
Hecla Mining Co.	112,136	529,282
Kaiser Aluminum Corp.	4,310	427,466
Klondex Mines Ltd.* (a)	49,024	141,679
Materion Corp.	5,651	290,179
Olympic Steel, Inc.	2,951	55,715
Ramaco Resources, Inc.* (a)	2,304	13,501
Ryerson Holding Corp.*	4,131	36,353
Schnitzer Steel Industries, Inc., Class A	7,729	227,619
SunCoke Energy, Inc.*	18,231	202,182
TimkenSteel Corp.*	11,203	156,842
Warrior Met Coal, Inc.	4,960	129,059
Worthington Industries, Inc.	12,335	561,242

		7,242,590

Mortgage Real Estate Investment Trusts (REITs) 0.8%
AG Mortgage Investment Trust, Inc.	7,899	148,580
Anworth Mortgage Asset Corp.	27,562	154,072
Apollo Commercial Real Estate Finance, Inc.	29,379	530,879
Ares Commercial Real Estate Corp.	7,445	96,636
ARMOUR Residential REIT, Inc.	10,759	269,513
Capstead Mortgage Corp.	27,421	241,853
Cherry Hill Mortgage Investment Corp.	3,616	65,847
CYS Investments, Inc.	43,941	351,528
Dynex Capital, Inc.	13,598	95,186
Ellington Residential Mortgage REIT	1,498	20,043
Granite Point Mortgage Trust, Inc.	1,838	34,095

Common Stocks (continued)

	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Great Ajax Corp.	4,632	$65,543
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	14,130	339,968
Invesco Mortgage Capital, Inc.	32,235	555,087
KKR Real Estate Finance Trust, Inc.	3,097	62,621
Ladder Capital Corp.	20,433	274,620
MTGE Investment Corp.	13,187	238,685
New York Mortgage Trust, Inc.	33,601	202,614
Orchid Island Capital, Inc.	11,878	118,305
Owens Realty Mortgage, Inc.	2,848	51,150
PennyMac Mortgage Investment Trust	19,067	306,216
Redwood Trust, Inc.	22,171	348,306
Resource Capital Corp.	8,620	88,441
Sutherland Asset Management Corp.	5,354	83,790
TPG RE Finance Trust, Inc.	2,002	39,079
Western Asset Mortgage Capital Corp.	12,598	126,862

		4,909,519

Multiline Retail 0.3%
Big Lots, Inc. (a)	12,116	621,672
Dillard’s, Inc., Class A (a)	3,678	186,842
Fred’s, Inc., Class A (a)	10,223	45,083
JC Penney Co., Inc.* (a)	88,527	247,876
Ollie’s Bargain Outlet Holdings, Inc.*	13,687	611,125
Sears Holdings Corp.* (a)	4,057	22,354

		1,734,952

Multi-Utilities 0.5%
Avista Corp.	18,110	946,066
Black Hills Corp.	15,100	985,426
NorthWestern Corp.	13,971	828,201
Unitil Corp.	3,987	207,324

		2,967,017

Oil, Gas & Consumable Fuels 2.2%
Abraxas Petroleum Corp.*	47,055	100,227
Adams Resources & Energy, Inc.	575	24,690
Approach Resources, Inc.* (a)	12,789	29,798
Arch Coal, Inc., Class A	5,766	440,638
Ardmore Shipping Corp.*	8,641	71,720
Bill Barrett Corp.*	22,848	112,641
Bonanza Creek Energy, Inc.*	6,054	204,807
California Resources Corp.* (a)	12,830	141,515
Callon Petroleum Co.*	56,426	625,764
Carrizo Oil & Gas, Inc.*	20,161	356,648
Clean Energy Fuels Corp.*	40,443	95,041
Cloud Peak Energy, Inc.*	22,028	93,619
Contango Oil & Gas Co.*	6,509	25,971
CVR Energy, Inc. (a)	4,646	127,533
Delek US Energy, Inc.	22,248	579,560
Denbury Resources, Inc.*	118,879	146,221
DHT Holdings, Inc.	21,277	83,831
Dorian LPG Ltd.*	5,219	37,316
Earthstone Energy, Inc.* (a)	4,677	37,650
Eclipse Resources Corp.*	26,012	57,747
Energy XXI Gulf Coast, Inc.*	8,814	75,360
EP Energy Corp., Class A* (a)	11,014	29,738
Evolution Petroleum Corp.	8,027	59,400
Frontline Ltd. (a)	23,328	142,068
GasLog Ltd. (a)	11,543	199,117

132

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Gastar Exploration, Inc.* (a)	54,299	$44,525
Gener8 Maritime, Inc.* (a)	13,928	64,208
Golar LNG Ltd.	27,719	585,702
Green Plains, Inc.	10,962	201,701
Halcon Resources Corp.* (a)	33,535	220,660
Hallador Energy Co.	4,418	22,885
International Seaways, Inc.*	8,658	174,372
Isramco, Inc.*	256	29,082
Jagged Peak Energy, Inc.* (a)	15,030	208,767
Jones Energy, Inc., Class A* (a)	17,882	22,889
Lilis Energy, Inc.* (a)	12,522	62,360
Matador Resources Co.*	25,568	678,830
Midstates Petroleum Co., Inc.*	3,354	51,149
Navios Maritime Acquisition Corp.	24,707	30,884
Nordic American Tankers Ltd. (a)	29,948	132,969
Oasis Petroleum, Inc.*	67,093	634,029
Overseas Shipholding Group, Inc., Class A*	11,087	26,276
Pacific Ethanol, Inc.*	12,233	58,718
Panhandle Oil and Gas, Inc., Class A	4,626	111,718
Par Pacific Holdings, Inc.*	9,299	195,186
PDC Energy, Inc.*	18,483	941,339
Peabody Energy Corp.*	17,766	548,792
Penn Virginia Corp.*	4,228	164,765
Petrocorp, Inc.* (c)(d)	1,500	0
Renewable Energy Group, Inc.* (a)	10,356	125,308
Resolute Energy Corp.* (a)	6,064	182,102
REX American Resources Corp.*	1,722	151,846
Ring Energy, Inc.*	12,706	162,764
Sanchez Energy Corp.* (a)	16,978	73,515
SandRidge Energy, Inc.*	10,365	194,551
Scorpio Tankers, Inc.	52,469	186,790
SemGroup Corp., Class A	18,917	492,788
Ship Finance International Ltd. (a)	16,996	253,240
SilverBow Resources, Inc.* (a)	2,068	46,509
SRC Energy, Inc.*	57,173	545,430
Stone Energy Corp.* (a)	5,834	171,636
Teekay Corp. (a)	14,881	120,536
Teekay Tankers Ltd., Class A (a)	33,898	50,169
Tellurian, Inc.* (a)	16,373	176,337
Ultra Petroleum Corp.*	55,521	440,837
Uranium Energy Corp.* (a)	40,078	42,483
W&T Offshore, Inc.*	28,318	88,635
Westmoreland Coal Co.*	5,565	9,655
WildHorse Resource Development Corp.* (a)	5,388	70,098

		12,695,655

Paper & Forest Products 0.6%
Boise Cascade Co.*	11,053	391,829
Clearwater Paper Corp.*	4,595	212,059
Deltic Timber Corp.	3,080	285,239
KapStone Paper and Packaging Corp.	24,995	561,388
Louisiana-Pacific Corp.*	40,775	1,108,264
Neenah Paper, Inc.	4,777	414,644
PH Glatfelter Co.	12,390	259,694
Schweitzer-Mauduit International, Inc.	8,673	366,261
Verso Corp., Class A*	10,043	70,401

		3,669,779

Common Stocks (continued)

	Shares	Value

Personal Products 0.2%
elf Beauty, Inc.* (a)	6,175	$130,848
Inter Parfums, Inc.	4,948	229,093
Medifast, Inc.	3,019	188,386
Natural Health Trends Corp. (a)	2,432	46,840
Nature’s Sunshine Products, Inc.	2,980	29,502
Revlon, Inc., Class A*	3,514	79,065
USANA Health Sciences, Inc.*	3,259	214,116

		917,850

Pharmaceuticals 2.0%
Aclaris Therapeutics, Inc.* (a)	6,689	168,630
Aerie Pharmaceuticals, Inc.*	9,323	575,695
Akcea Therapeutics, Inc.*	3,630	66,502
Amphastar Pharmaceuticals, Inc.*	10,655	192,536
ANI Pharmaceuticals, Inc.*	2,404	139,624
Aratana Therapeutics, Inc.*	12,055	69,075
Assembly Biosciences, Inc.*	4,089	120,666
Catalent, Inc.*	35,616	1,516,885
Cempra, Inc.* (a)	15,020	34,546
Clearside Biomedical, Inc.* (a)	6,134	43,674
Collegium Pharmaceutical, Inc.* (a)	6,753	69,759
Corcept Therapeutics, Inc.* (a)	26,103	513,968
Corium International, Inc.* (a)	5,836	58,827
Depomed, Inc.*	17,103	82,779
Dermira, Inc.*	10,810	289,384
Dova Pharmaceuticals, Inc.* (a)	845	21,176
Durect Corp.*	35,334	28,172
Horizon Pharma plc*	46,681	632,994
Impax Laboratories, Inc.*	21,129	383,491
Innoviva, Inc.* (a)	21,615	264,568
Intersect ENT, Inc.*	7,353	218,016
Intra-Cellular Therapies, Inc.*	9,562	149,072
Kala Pharmaceuticals, Inc.*	1,706	27,398
Lannett Co., Inc.* (a)	7,982	158,842
Medicines Co. (The)*	19,810	569,339
MyoKardia, Inc.*	5,098	196,018
Nektar Therapeutics*	42,425	1,022,018
Neos Therapeutics, Inc.* (a)	4,895	50,908
Novus Therapeutics, Inc.*	1	5
Ocular Therapeutix, Inc.* (a)	6,918	39,848
Omeros Corp.* (a)	12,673	199,727
Pacira Pharmaceuticals, Inc.*	11,207	359,184
Paratek Pharmaceuticals, Inc.*	6,999	149,779
Phibro Animal Health Corp., Class A	5,602	210,915
Prestige Brands Holdings, Inc.*	15,213	713,490
Reata Pharmaceuticals, Inc., Class A* (a)	3,076	93,141
Revance Therapeutics, Inc.* (a)	6,190	160,940
Sienna Biopharmaceuticals, Inc.* (a)	777	15,229
Sucampo Pharmaceuticals, Inc., Class A*	7,124	71,240
Supernus Pharmaceuticals, Inc.*	13,568	564,429
Teligent, Inc.* (a)	12,628	71,727
Tetraphase Pharmaceuticals, Inc.*	13,974	83,984
TherapeuticsMD, Inc.* (a)	45,495	214,736
Theravance Biopharma, Inc.* (a)	11,917	343,925
WaVe Life Sciences Ltd.* (a)	3,524	81,228
Zogenix, Inc.*	8,843	331,613
Zynerba Pharmaceuticals, Inc.* (a)	3,404	33,359

		11,403,061

133

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Professional Services 1.3%
Acacia Research Corp.*	15,289	$68,800
Advisory Board Co. (The)*	11,575	624,182
Barrett Business Services, Inc.	1,995	121,276
BG Staffing, Inc. (a)	2,114	35,684
CBIZ, Inc.*	14,617	247,758
Cogint, Inc.* (a)	5,234	23,815
CRA International, Inc.	2,470	104,382
Exponent, Inc.	7,350	542,797
Franklin Covey Co.*	3,039	58,957
FTI Consulting, Inc.*	10,315	440,966
GP Strategies Corp.*	3,513	102,053
Heidrick & Struggles International, Inc.	5,558	138,116
Hill International, Inc.*	10,906	57,802
Huron Consulting Group, Inc.*	6,191	226,591
ICF International, Inc.*	4,874	261,734
Insperity, Inc.	4,943	469,091
Kelly Services, Inc., Class A	8,968	235,948
Kforce, Inc.	6,992	146,482
Korn/Ferry International	14,714	615,487
Mistras Group, Inc.*	5,218	109,630
Navigant Consulting, Inc.*	13,400	231,954
On Assignment, Inc.*	14,474	886,098
Pendrell Corp.* (a)	3,304	21,410
Resources Connection, Inc.	7,879	124,094
RPX Corp.*	12,789	166,513
TriNet Group, Inc.*	11,737	407,509
TrueBlue, Inc.*	10,328	279,889
WageWorks, Inc.*	11,038	703,672
Willdan Group, Inc.*	2,242	67,395

		7,520,085

Real Estate Management & Development 0.4%
Altisource Portfolio Solutions SA* (a)	3,490	90,182
Consolidated-Tomoka Land Co.	1,194	69,873
Forestar Group, Inc.* (a)	1,146	20,399
FRP Holdings, Inc.*	1,856	82,314
HFF, Inc., Class A	10,537	462,153
Kennedy-Wilson Holdings, Inc.	34,335	667,816
Marcus & Millichap, Inc.*	4,422	125,673
Maui Land & Pineapple Co., Inc.*	1,896	30,241
RE/MAX Holdings, Inc., Class A	5,076	337,554
Redfin Corp.* (a)	2,160	50,846
RMR Group, Inc. (The), Class A	2,050	107,522
St Joe Co. (The)*	13,808	245,782
Stratus Properties, Inc.	1,764	52,479
Tejon Ranch Co.*	5,127	96,644
Trinity Place Holdings, Inc.*	6,505	46,836

		2,486,314

Road & Rail 0.9%
ArcBest Corp.	7,328	238,893
Avis Budget Group, Inc.*	21,323	879,574
Covenant Transportation Group, Inc., Class A*	3,445	102,316
Daseke, Inc.*	5,934	82,067
Heartland Express, Inc.	13,522	288,424
Hertz Global Holdings, Inc.*	15,670	389,713
Knight-Swift Transportation Holdings, Inc.*	35,473	1,470,356
Marten Transport Ltd.	11,070	217,525

Common Stocks (continued)

	Shares	Value

Road & Rail (continued)
Roadrunner Transportation Systems, Inc.*	9,380	$82,544
Saia, Inc.*	7,354	476,539
Schneider National, Inc., Class B	9,140	239,377
Universal Logistics Holdings, Inc.	2,446	52,834
Werner Enterprises, Inc.	13,698	488,334
YRC Worldwide, Inc.*	9,888	133,191

		5,141,687

Semiconductors & Semiconductor Equipment 3.5%
Advanced Energy Industries, Inc.*	11,396	965,469
Alpha & Omega Semiconductor Ltd.*	5,175	95,375
Ambarella, Inc.* (a)	9,288	524,215
Amkor Technology, Inc.*	29,143	337,185
Axcelis Technologies, Inc.*	8,859	291,461
AXT, Inc.*	10,945	101,789
Brooks Automation, Inc.	19,737	678,755
Cabot Microelectronics Corp.	7,151	691,287
CEVA, Inc.*	6,118	295,499
Cirrus Logic, Inc.*	18,117	1,014,552
Cohu, Inc.	7,961	205,394
Cree, Inc.*	27,965	998,351
CyberOptics Corp.* (a)	2,032	29,261
Diodes, Inc.*	10,908	374,581
DSP Group, Inc.*	6,489	86,953
Entegris, Inc.	39,779	1,302,762
FormFactor, Inc.*	20,562	374,228
GSI Technology, Inc.* (a)	4,100	28,372
Ichor Holdings Ltd.*	4,293	133,899
Impinj, Inc.* (a)	5,075	173,261
Inphi Corp.* (a)	11,941	489,342
Integrated Device Technology, Inc.*	38,377	1,192,373
IXYS Corp.*	7,153	176,679
Kopin Corp.*	17,617	61,836
Lattice Semiconductor Corp.*	34,477	201,690
MACOM Technology Solutions Holdings, Inc.* (a)	11,609	474,576
MaxLinear, Inc.*	17,208	421,080
MKS Instruments, Inc.	15,168	1,648,003
Monolithic Power Systems, Inc.	11,230	1,366,354
Nanometrics, Inc.*	6,820	192,801
NeoPhotonics Corp.* (a)	9,381	48,875
NVE Corp.	1,440	122,515
PDF Solutions, Inc.*	8,364	122,533
Photronics, Inc.*	18,838	182,729
Pixelworks, Inc.*	8,431	47,129
Power Integrations, Inc.	8,209	659,593
Rambus, Inc.*	28,820	423,942
Rudolph Technologies, Inc.*	9,095	252,386
Semtech Corp.*	18,580	762,709
Sigma Designs, Inc.*	11,713	70,864
Silicon Laboratories, Inc.*	11,643	1,104,921
SMART Global Holdings, Inc.*	4,836	151,705
SunPower Corp.* (a)	16,607	118,242
Synaptics, Inc.*	9,749	361,883
Ultra Clean Holdings, Inc.*	9,273	236,647
Veeco Instruments, Inc.*	13,423	242,285
Xcerra Corp.*	14,971	147,464
Xperi Corp.	13,965	321,195

		20,305,000

134

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Software 3.7%
8x8, Inc.*	24,594	$328,330
A10 Networks, Inc.*	13,402	97,969
ACI Worldwide, Inc.*	33,449	805,452
Agilysys, Inc.*	4,943	60,651
American Software, Inc., Class A	7,943	98,573
Aspen Technology, Inc.*	21,130	1,363,308
Barracuda Networks, Inc.*	7,042	164,149
Blackbaud, Inc.	13,408	1,358,230
Blackline, Inc.*	3,915	139,061
Bottomline Technologies de, Inc.*	11,584	377,175
BroadSoft, Inc.* (a)	8,777	481,418
Callidus Software, Inc.*	18,444	467,555
CommVault Systems, Inc.*	11,110	578,275
Digimarc Corp.* (a)	2,941	104,994
Ebix, Inc. (a)	6,869	466,749
Ellie Mae, Inc.*	9,676	870,356
Everbridge, Inc.*	5,024	133,839
Exa Corp.*	4,254	103,117
Fair Isaac Corp.	8,574	1,244,602
Gigamon, Inc.*	10,334	397,859
Glu Mobile, Inc.* (a)	31,196	125,096
HubSpot, Inc.*	9,649	835,121
Imperva, Inc.*	9,559	408,169
MicroStrategy, Inc., Class A*	2,705	357,763
Mitek Systems, Inc.*	9,041	80,465
MobileIron, Inc.*	15,244	58,689
Model N, Inc.*	6,751	98,227
Monotype Imaging Holdings, Inc.	12,226	281,809
Park City Group, Inc.* (a)	3,622	40,023
Paycom Software, Inc.*	13,901	1,142,662
Paylocity Holding Corp.*	7,434	397,050
Pegasystems, Inc.	10,532	614,016
Progress Software Corp.	13,627	576,831
Proofpoint, Inc.* (a)	12,306	1,137,197
PROS Holdings, Inc.*	7,461	168,544
QAD, Inc., Class A	2,872	106,264
Qualys, Inc.*	8,991	475,624
Rapid7, Inc.*	6,036	109,131
RealNetworks, Inc.*	6,488	30,623
RealPage, Inc.*	16,827	728,609
RingCentral, Inc., Class A*	17,891	754,106
Rosetta Stone, Inc.*	4,434	45,094
Rubicon Project, Inc. (The)*	13,403	47,715
SecureWorks Corp., Class A* (a)	2,117	21,212
Silver Spring Networks, Inc.*	11,539	186,009
Synchronoss Technologies, Inc.*	12,522	141,874
Telenav, Inc.*	8,240	53,148
TiVo Corp.	33,623	610,257
Upland Software, Inc.*	2,116	46,489
Varonis Systems, Inc.*	5,402	235,527
VASCO Data Security International, Inc.*	8,452	114,947
Verint Systems, Inc.*	17,915	756,013
VirnetX Holding Corp.* (a)	12,995	66,924
Workiva, Inc.*	7,379	164,921
Zendesk, Inc.*	27,880	864,280
Zix Corp.*	16,336	79,230

		21,601,321

Common Stocks (continued)

	Shares	Value

Specialty Retail 1.9%
Aaron’s, Inc.	18,199	$669,723
Abercrombie & Fitch Co., Class A	19,731	264,987
American Eagle Outfitters, Inc.	43,618	567,906
America’s Car-Mart, Inc.*	2,077	88,999
Asbury Automotive Group, Inc.*	5,358	328,981
Ascena Retail Group, Inc.*	52,376	101,609
At Home Group, Inc.*	1,531	31,385
Barnes & Noble Education, Inc.*	12,171	66,332
Barnes & Noble, Inc.	17,446	122,122
Big 5 Sporting Goods Corp. (a)	5,866	37,249
Boot Barn Holdings, Inc.*	3,733	30,723
Buckle, Inc. (The) (a)	8,665	142,539
Build-A-Bear Workshop, Inc.*	4,122	32,152
Caleres, Inc.	11,949	326,566
Camping World Holdings, Inc., Class A (a)	8,050	338,261
Carvana Co.* (a)	2,881	40,853
Cato Corp. (The), Class A	7,239	93,094
Chico’s FAS, Inc.	36,267	289,773
Children’s Place, Inc. (The)	4,929	536,275
Citi Trends, Inc.	4,313	93,851
Conn’s, Inc.* (a)	5,474	168,325
Container Store Group, Inc. (The)* (a)	4,290	15,487
DSW, Inc., Class A	18,701	358,124
Express, Inc.*	22,512	152,406
Finish Line, Inc. (The), Class A (a)	10,999	101,961
Five Below, Inc.*	15,479	855,215
Francesca’s Holdings Corp.*	10,085	65,250
Genesco, Inc.*	5,609	137,420
GNC Holdings, Inc., Class A (a)	19,240	131,602
Group 1 Automotive, Inc.	5,657	444,470
Guess?, Inc.	16,860	273,301
Haverty Furniture Cos., Inc.	5,243	125,046
Hibbett Sports, Inc.* (a)	5,997	76,762
J. Jill, Inc.* (a)	3,423	17,492
Kirkland’s, Inc.*	4,127	48,286
Lithia Motors, Inc., Class A	6,728	761,475
Lumber Liquidators Holdings, Inc.* (a)	8,078	248,641
MarineMax, Inc.*	7,142	132,484
Monro, Inc. (a)	9,013	444,792
Office Depot, Inc.	140,838	436,598
Party City Holdco, Inc.* (a)	8,187	91,285
Pier 1 Imports, Inc.	24,646	102,527
Rent-A-Center, Inc. (a)	12,036	119,638
Restoration Hardware Holdings, Inc.* (a)	5,529	497,168
Select Comfort Corp.*	11,755	382,037
Shoe Carnival, Inc.	3,351	62,898
Sonic Automotive, Inc., Class A	7,565	150,165
Sportsman’s Warehouse Holdings, Inc.* (a)	10,801	44,284
Tailored Brands, Inc. (a)	13,924	215,126
Tile Shop Holdings, Inc.	11,023	94,247
Tilly’s, Inc., Class A	3,649	43,460
Vitamin Shoppe, Inc.*	7,130	32,798
Winmark Corp.	716	93,617
Zumiez, Inc.*	5,469	96,528

		11,224,295

Technology Hardware, Storage & Peripherals 0.5%
3D Systems Corp.* (a)	31,282	387,271
Avid Technology, Inc.*	9,936	44,116
CPI Card Group, Inc. (a)	6,071	6,557

135

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Cray, Inc.*	11,580	$239,127
Diebold Nixdorf, Inc. (a)	21,580	416,494
Eastman Kodak Co.*	5,264	28,162
Electronics For Imaging, Inc.*	13,233	408,370
Immersion Corp.* (a)	8,820	71,266
Intevac, Inc.*	5,662	47,561
Pure Storage, Inc., Class A* (a)	26,610	437,202
Quantum Corp.*	8,266	43,810
Stratasys Ltd.* (a)	14,239	320,662
Super Micro Computer, Inc.*	11,132	221,527
USA Technologies, Inc.*	14,133	89,745

		2,761,870

Textiles, Apparel & Luxury Goods 0.7%
Columbia Sportswear Co.	8,412	524,741
Crocs, Inc.*	21,024	214,445
Culp, Inc.	3,257	103,247
Deckers Outdoor Corp.*	8,975	612,454
Delta Apparel, Inc.*	2,007	42,007
Fossil Group, Inc.* (a)	12,690	99,997
G-III Apparel Group Ltd.*	12,392	314,013
Iconix Brand Group, Inc.*	15,165	24,871
Movado Group, Inc.	4,435	122,849
Oxford Industries, Inc.	4,707	304,072
Perry Ellis International, Inc.*	3,784	88,129
Sequential Brands Group, Inc.* (a)	12,115	31,499
Steven Madden Ltd.*	16,838	656,682
Superior Uniform Group, Inc.	2,291	53,770
Unifi, Inc.*	4,388	166,963
Vera Bradley, Inc.*	5,823	41,926
Wolverine World Wide, Inc.	26,867	733,469

		4,135,134

Thrifts & Mortgage Finance 2.3%
Bank Mutual Corp.	12,419	131,331
BankFinancial Corp.	4,328	68,556
Bear State Financial, Inc.	5,281	54,183
Beneficial Bancorp, Inc.	18,782	309,903
BofI Holding, Inc.* (a)	17,245	463,891
Capitol Federal Financial, Inc.	36,881	508,589
Charter Financial Corp.	3,341	64,047
Clifton Bancorp, Inc.	5,594	95,266
Dime Community Bancshares, Inc.	8,857	195,297
Entegra Financial Corp.* (a)	1,933	52,674
ESSA Bancorp, Inc.	2,595	41,961
Essent Group Ltd.*	22,952	978,214
Federal Agricultural Mortgage Corp., Class C	2,535	188,198
First Defiance Financial Corp.	2,942	159,456
Flagstar Bancorp, Inc.*	6,016	224,818
Greene County Bancorp, Inc. (a)	796	23,800
Hingham Institution for Savings	349	67,950
Home Bancorp, Inc.	1,616	69,229
HomeStreet, Inc.*	5,735	166,602
Impac Mortgage Holdings, Inc.* (a)	3,450	45,195
Kearny Financial Corp.	24,273	365,309
LendingTree, Inc.* (a)	1,835	491,872
Malvern Bancorp, Inc.*	1,841	49,707
Meridian Bancorp, Inc.	12,869	253,519
Meta Financial Group, Inc.	2,655	231,649

Common Stocks (continued)

	Shares	Value

Thrifts & Mortgage Finance (continued)
MGIC Investment Corp.*	104,698	$1,497,181
Nationstar Mortgage Holdings, Inc.*	8,743	170,226
NMI Holdings, Inc., Class A* (a)	16,874	245,517
Northfield Bancorp, Inc.	12,706	216,764
Northwest Bancshares, Inc.	27,250	459,708
OceanFirst Financial Corp.	8,920	247,530
Ocwen Financial Corp.* (a)	31,338	109,370
Oritani Financial Corp.	11,264	190,925
PCSB Financial Corp.* (a)	5,388	100,863
PennyMac Financial Services, Inc., Class A*	4,107	78,033
PHH Corp.*	13,388	176,856
Provident Bancorp, Inc.*	1,397	33,109
Provident Financial Holdings, Inc.	2,165	41,849
Provident Financial Services, Inc.	17,760	483,072
Prudential Bancorp, Inc.	2,293	41,847
Radian Group, Inc.	61,175	1,282,228
Riverview Bancorp, Inc.	5,564	49,408
SI Financial Group, Inc.	3,565	53,475
Southern Missouri Bancorp, Inc.	1,656	61,156
Territorial Bancorp, Inc.	2,114	66,781
Timberland Bancorp, Inc.	1,774	53,770
TrustCo Bank Corp.	26,278	241,101
United Community Financial Corp.	14,372	132,654
United Financial Bancorp, Inc.	14,514	265,751
Walker & Dunlop, Inc.*	7,984	438,242
Washington Federal, Inc.	23,912	832,138
Waterstone Financial, Inc.	7,127	136,838
Western New England Bancorp, Inc.	8,325	87,829
WSFS Financial Corp.	8,677	431,247

		13,526,684

Tobacco 0.2%
Turning Point Brands, Inc.*	1,368	23,940
Universal Corp.	7,050	404,317
Vector Group Ltd.	27,960	581,009

		1,009,266

Trading Companies & Distributors 1.3%
Aircastle Ltd.	13,722	319,174
Applied Industrial Technologies, Inc.	10,985	699,195
Beacon Roofing Supply, Inc.*	18,936	1,049,244
BMC Stock Holdings, Inc.*	18,691	400,922
CAI International, Inc.*	4,624	171,180
DXP Enterprises, Inc.*	4,688	150,344
EnviroStar, Inc. (a)	987	26,353
Foundation Building Materials, Inc.*	4,215	56,692
GATX Corp. (a)	10,791	641,093
GMS, Inc.*	7,285	248,054
H&E Equipment Services, Inc.	9,048	298,041
Herc Holdings, Inc.*	6,928	335,731
Huttig Building Products, Inc.* (a)	6,868	46,153
Kaman Corp.	7,720	431,857
Lawson Products, Inc.*	2,125	53,444
MRC Global, Inc.*	25,440	436,296
Nexeo Solutions, Inc.*	7,627	56,364
NOW, Inc.*	30,504	381,910
Rush Enterprises, Inc., Class A*	8,370	425,028
Rush Enterprises, Inc., Class B*	1,603	76,287
SiteOne Landscape Supply, Inc.*	9,758	619,731

136

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Trading Companies & Distributors (continued)
Textainer Group Holdings Ltd.* (a)	8,059	$157,553
Titan Machinery, Inc.*	5,095	75,865
Triton International Ltd.*	12,525	499,747
Veritiv Corp.*	3,414	109,760
Willis Lease Finance Corp.*	1,124	28,201

		7,794,219

Transportation Infrastructure 0.0%†
Wesco Aircraft Holdings, Inc.*	15,530	140,547

Water Utilities 0.4%
American States Water Co.	10,388	558,355
AquaVenture Holdings Ltd.*	3,388	41,232
Artesian Resources Corp., Class A	2,176	88,389
Cadiz, Inc.* (a)	6,106	80,904
California Water Service Group	13,746	577,332
Connecticut Water Service, Inc.	3,196	198,216
Consolidated Water Co. Ltd.	4,434	54,538
Global Water Resources, Inc.	2,654	24,974
Middlesex Water Co.	4,445	193,269
Pure Cycle Corp.*	4,652	35,355
SJW Group	4,654	276,029
York Water Co. (The)	3,530	124,256

		2,252,849

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.*	10,416	243,526
Shenandoah Telecommunications Co.	13,487	512,506
Spok Holdings, Inc.	6,396	108,412

		864,444

Total Common Stocks (cost $432,835,234)		581,015,138

Rights 0.0%†

	Number of Rights

Biotechnology 0.0%†
Dyax Corp., CVR* (c)(d)	57,445	86,168

Electronic Equipment, Instruments & Components 0.0%†
Gerber Scientific, Inc., CVR* (c)(d)	11,566	0

Total Rights (cost $—)		86,168

Short-Term Investment 0.2%

	Shares

Money Market Fund 0.2%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96% (e)(f)	1,190,631	1,190,631

Total Short-Term Investment (cost $1,190,631)		1,190,631

Repurchase Agreement 8.4%

	Principal Amount	Value

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $49,247,929, collateralized by U.S. Treasury Notes, ranging from 1.88% - 2.25%, maturing 1/31/2022 - 2/15/2027; total market value $50,231,541. (f)(g)	$49,246,533	49,246,533

Total Repurchase Agreement (cost $49,246,533)		49,246,533

Total Investments (cost $483,272,398) — 108.1%		631,538,470

Liabilities in excess of other assets — (8.1)%		(47,124,119)

NET ASSETS — 100.0%		$584,414,351

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $49,485,999, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $1,190,631and $49,246,533, respectively, a total value of $50,437,164.

(b)	Fair valued security.

(c)	Illiquid security (unaudited).

(d)	Value determined using significant unobservable inputs.

(e)	Represents 7-day effective yield as of October 31, 2017.

(f)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $50,437,164.

(g)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

†	Amount rounds to less than 0.1%.

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

137

Statement of Investments (Continued)

October 31, 2017

Nationwide Small Cap Index Fund (Continued)

Futures contracts outstanding as of October 31, 2017:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	46	12/2017	USD	3,456,210	(11,437)

					(11,437)

USD	Unites States Dollar

At October 31, 2017 the fund had $114,600 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

138

Statement of Assets and Liabilities

October 31, 2017

Nationwide Small Cap Index Fund
Assets:
Investment securities, at value* (cost $434,025,865)	$582,291,937
Repurchase agreement, at value (cost $49,246,533)	49,246,533
Cash	3,475,924
Deposits with broker for futures contracts	114,600
Interest and dividends receivable	167,940
Security lending income receivable	101,329
Receivable for capital shares issued	378,764
Receivable for variation margin on futures contracts	19,671
Reimbursement from investment adviser (Note 3)	3,582
Prepaid expenses	27,894

Total Assets	635,828,174

Liabilities:
Payable for investments purchased	82,446
Payable for capital shares redeemed	603,731
Payable upon return of securities loaned (Note 2)	50,437,164
Accrued expenses and other payables:
Investment advisory fees	84,691
Fund administration fees	24,982
Distribution fees	44,850
Administrative servicing fees	18,908
Accounting and transfer agent fees	5,182
Trustee fees	1,353
Custodian fees	3,663
Compliance program costs (Note 3)	337
Professional fees	29,796
Printing fees	8,124
Other	68,596

Total Liabilities	51,413,823

Net Assets	$584,414,351

Represented by:
Capital	$356,943,349
Accumulated undistributed net investment income	1,799,218
Accumulated net realized gains from investment securities and futures contracts	77,417,149
Net unrealized appreciation/(depreciation) in investment securities	148,266,072
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	(11,437)

Net Assets	$584,414,351

Net Assets:
Class A Shares	$157,040,938
Class C Shares	9,693,505
Class R Shares	7,458,631
Class R6 Shares	409,907,127
Institutional Service Class Shares	314,150

Total	$584,414,351

139

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Small Cap Index Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,942,638
Class C Shares	641,799
Class R Shares	476,844
Class R6 Shares	25,517,395
Institutional Service Class Shares	19,562

Total	36,598,238

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$15.79
Class C Shares (b)	$15.10
Class R Shares	$15.64
Class R6 Shares	$16.06
Institutional Service Class Shares	$16.06
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.75

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $49,485,999 (Note 2).
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

140

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$7,452,871
Income from securities lending (Note 2)	1,099,780
Interest income	102,053
Foreign tax withholding	(508)

Total Income	8,654,196

EXPENSES:
Investment advisory fees	1,150,360
Fund administration fees	215,572
Distribution fees Class A	390,016
Distribution fees Class C	76,135
Distribution fees Class R	20,404
Administrative servicing fees Class A	237,972
Administrative servicing fees Class C	7,613
Administrative servicing fees Class R	4,285
Administrative servicing fees Institutional Service Class (a)	72
Registration and filing fees	66,761
Professional fees	77,557
Printing fees	19,069
Trustee fees	17,189
Custodian fees	23,210
Accounting and transfer agent fees	31,665
Compliance program costs (Note 3)	2,614
Index licensing fee	145,812
Other	11,540

Total expenses before fees waived and expenses reimbursed	2,497,846

Investment advisory fees waived (Note 3)	(121,080)
Expenses reimbursed by adviser (Note 3)	(65,619)

Net Expenses	2,311,147

NET INVESTMENT INCOME	6,343,049

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities	89,035,408
Expiration or closing of futures contracts (Note 2)	3,650,013

Net realized gains	92,685,421

Net change in unrealized appreciation/depreciation in the value of:
Investment securities	55,401,686
Futures contracts (Note 2)	234,075

Net change in unrealized appreciation/depreciation	55,635,761

Net realized/unrealized gains	148,321,182

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$154,664,231

(a)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017

The accompanying notes are an integral part of these financial statements.

141

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016
Operations:
Net investment income	$6,343,049		$8,944,659
Net realized gains	92,685,421		41,824,132
Net change in unrealized appreciation/depreciation	55,635,761		(29,410,067)

Change in net assets resulting from operations	154,664,231		21,358,724

Distributions to Shareholders From:
Net investment income:
Class A	(1,270,675)		(1,073,308)
Class C	(29,820)		(16,167)
Class R	(21,984)		(11,405)
Class R6 (a)	(5,750,334)		(6,639,342)
Institutional Service Class	(342	)(b)	–
Net realized gains:
Class A	(8,656,060)		(12,920,699)
Class C	(333,006)		(429,271)
Class R	(140,961)		(149,308)
Class R6 (a)	(29,299,402)		(56,798,703)
Institutional Service Class	(573	)(b)	–

Change in net assets from shareholder distributions	(45,503,157)		(78,038,203)

Change in net assets from capital transactions	(156,672,573)		(32,737,970)

Change in net assets	(47,511,499)		(89,417,449)

Net Assets:
Beginning of year	631,925,850		721,343,299

End of year	$584,414,351		$631,925,850

Accumulated undistributed net investment income at end of year	$1,799,218		$2,750,365

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$46,829,878		$23,091,663
Dividends reinvested	9,643,253		13,504,466
Cost of shares redeemed	(50,452,536)		(30,132,102)

Total Class A Shares	6,020,595		6,464,027

Class C Shares
Proceeds from shares issued	4,647,292		1,149,982
Dividends reinvested	337,688		411,117
Cost of shares redeemed	(1,227,335)		(597,035)

Total Class C Shares	3,757,645		964,064

Class R Shares
Proceeds from shares issued	8,077,321		1,179,499
Dividends reinvested	138,371		160,584
Cost of shares redeemed	(3,109,029)		(756,726)

Total Class R Shares	5,106,663		583,357

142

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund
	Year Ended October 31, 2017		Year Ended October 31, 2016

CAPITAL TRANSACTIONS: (continued)
Class R6 Shares (a)
Proceeds from shares issued	$65,382,358		$46,693,909
Dividends reinvested	35,049,736		63,438,045
Cost of shares redeemed	(272,295,585)		(150,881,372)

Total Class R6 Shares	(171,863,491)		(40,749,418)

Institutional Service Class Shares
Proceeds from shares issued	319,933	(b)	–
Dividends reinvested	915	(b)	–
Cost of shares redeemed	(14,833	)(b)	–

Total Institutional Service Class Shares	306,015	(b)	–

Change in net assets from capital transactions	$(156,672,573)		$(32,737,970)

SHARE TRANSACTIONS:
Class A Shares
Issued	3,206,675		1,770,589
Reinvested	675,121		1,071,788
Redeemed	(3,436,389)		(2,346,515)

Total Class A Shares	445,407		495,862

Class C Shares
Issued	333,465		93,421
Reinvested	24,631		33,837
Redeemed	(87,526)		(48,680)

Total Class C Shares	270,570		78,578

Class R Shares
Issued	553,596		91,213
Reinvested	9,767		12,851
Redeemed	(212,511)		(58,857)

Total Class R Shares	350,852		45,207

Class R6 Shares (a)
Issued	4,408,904		3,732,436
Reinvested	2,411,477		4,957,509
Redeemed	(18,253,110)		(11,835,409)

Total Class R6 Shares	(11,432,729)		(3,145,464)

Institutional Service Class Shares
Issued	20,472	(b)	–
Reinvested	62	(b)	–
Redeemed	(972	)(b)	–

Total Institutional Service Class Shares	19,562	(b)	–

Total change in shares	(10,346,338)		(2,525,817)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(b)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017

The accompanying notes are an integral part of these financial statements.

143

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2017	$13.30	0.11	3.39	3.50	(0.13)	(0.88)	(1.01)	$15.79	27.12%		$157,040,938	0.66%	0.75%	0.69%	14.65%
Year Ended October 31, 2016	$14.42	0.14	0.31	0.45	(0.12)	(1.45)	(1.57)	$13.30	3.72%		$126,320,711	0.67%	1.06%	0.68%	15.86%
Year Ended October 31, 2015	$15.67	0.13	(0.17)	(0.04)	(0.15)	(1.06)	(1.21)	$14.42	(0.09%	)	$129,815,756	0.67%	0.88%	0.67%	14.31%
Year Ended October 31, 2014	$15.54	0.12	1.02	1.14	(0.11)	(0.90)	(1.01)	$15.67	7.60%		$144,918,229	0.67%	0.75%	0.67%	18.71%
Year Ended October 31, 2013	$12.05	0.18	3.94	4.12	(0.18)	(0.45)	(0.63)	$15.54	35.77%		$140,499,070	0.67%	1.31%	0.67%	21.34%

Class C Shares
Year Ended October 31, 2017	$12.80	0.01	3.25	3.26	(0.08)	(0.88)	(0.96)	$15.10	26.23%		$9,693,505	1.36%	0.04%	1.39%	14.65%
Year Ended October 31, 2016	$13.96	0.04	0.30	0.34	(0.05)	(1.45)	(1.50)	$12.80	3.01%		$4,750,997	1.37%	0.35%	1.38%	15.86%
Year Ended October 31, 2015	$15.22	0.03	(0.17)	(0.14)	(0.06)	(1.06)	(1.12)	$13.96	(0.76%	)	$4,086,067	1.36%	0.18%	1.36%	14.31%
Year Ended October 31, 2014	$15.14	0.01	1.00	1.01	(0.03)	(0.90)	(0.93)	$15.22	6.90%		$3,111,509	1.34%	0.08%	1.34%	18.71%
Year Ended October 31, 2013	$11.79	0.09	3.86	3.95	(0.15)	(0.45)	(0.60)	$15.14	34.95%		$2,763,671	1.27%	0.66%	1.27%	21.34%

Class R Shares (g)
Year Ended October 31, 2017	$13.19	0.08	3.37	3.45	(0.12)	(0.88)	(1.00)	$15.64	26.93%		$7,458,631	0.86%	0.52%	0.89%	14.65%
Year Ended October 31, 2016	$14.32	0.12	0.30	0.42	(0.10)	(1.45)	(1.55)	$13.19	3.54%		$1,661,800	0.82%	0.91%	0.83%	15.86%
Year Ended October 31, 2015	$15.58	0.12	(0.18)	(0.06)	(0.14)	(1.06)	(1.20)	$14.32	(0.18%	)	$1,156,739	0.77%	0.77%	0.77%	14.31%
Year Ended October 31, 2014	$15.46	0.08	1.04	1.12	(0.10)	(0.90)	(1.00)	$15.58	7.47%		$1,029,664	0.76%	0.51%	0.76%	18.71%
Year Ended October 31, 2013	$12.00	0.13	3.97	4.10	(0.19)	(0.45)	(0.64)	$15.46	35.71%		$16,977	0.77%	0.93%	0.77%	21.34%

Class R6 Shares (h)
Year Ended October 31, 2017	$13.51	0.18	3.44	3.62	(0.19)	(0.88)	(1.07)	$16.06	27.63%		$409,907,127	0.26%	1.18%	0.29%	14.65%
Year Ended October 31, 2016	$14.62	0.19	0.32	0.51	(0.17)	(1.45)	(1.62)	$13.51	4.15%		$499,192,342	0.27%	1.46%	0.28%	15.86%
Year Ended October 31, 2015	$15.87	0.20	(0.18)	0.02	(0.21)	(1.06)	(1.27)	$14.62	0.32%		$586,284,737	0.27%	1.29%	0.27%	14.31%
Year Ended October 31, 2014	$15.75	0.18	1.04	1.22	(0.20)	(0.90)	(1.10)	$15.87	8.04%		$673,112,196	0.27%	1.15%	0.27%	18.71%
Year Ended October 31, 2013	$12.18	0.23	4.00	4.23	(0.21)	(0.45)	(0.66)	$15.75	36.30%		$625,988,463	0.28%	1.70%	0.28%	21.34%

Institutional Service Class Shares
Period Ended October 31, 2017 (i)	$15.36	0.14	1.61	1.75	(0.17)	(0.88)	(1.05)	$16.06	12.15%		$314,150	0.45%	1.00%	0.49%	14.65%

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)	For the period from December 7, 2016 (commencement of operations) through October 31, 2017. Total return is calculated based on inception date of December 6, 2016 through October 31, 2017.

The accompanying notes are an integral part of these financial statements.

144

Fund Commentary	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

For the annual period ended October 31, 2017, the Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Class A at NAV) returned 34.68% versus 35.99% for its benchmark, the NYSE Arca Tech 100 Index®. For broader comparison, the median return for the Fund’s closest Lipper peer category of Science & Technology Funds (consisting of 166 funds as of October 31, 2017) was 37.43% for the same time period. Performance for the Fund’s other share classes versus the benchmark is stated in the Average Annual Total Return chart in this report’s Fund Performance section.

The Fund seeks to track the total return of the NYSE Arca Tech 100 Index before deducting operating expenses. The NYSE Arca Tech 100 Index is a price-weighted index of companies from different industries that produce or deploy innovative technologies to conduct their business. Although a high percentage of the Index is composed of companies in the Information Technology sector, the Index has traditionally included innovative, technology-oriented companies from other sectors, such as Health Care and Industrials. During the fiscal year, Morningstar, Inc., a nationally recognized provider of mutual fund research, reclassified the Fund from the Specialty Technology category to the Large Growth category to better reflect the Fund’s portfolio. As a result, we have included the Russell 1000® Growth Index to provide investors with the opportunity to evaluate the Fund’s performance against a diversified, large-cap growth index. The Russell 1000 Growth Index realized a total return of 29.71% during the one-year period ended October 31, 2017.

The Fund’s fiscal year began with Donald Trump’s victory over odds-on-favorite Hillary Clinton, shocking the media and many political pundits that had given him little, if any, chance of winning. Trump’s win and the GOP’s Congressional sweep brought hope for a shift to an economic backdrop seemingly stuck in low gear, with prospects for stimulative fiscal policies to supplant the easy monetary policies that have been in place. Equities rallied strongly following the election results despite a slowdown in the U.S. economy during the fourth quarter.

The optimism and enthusiasm around prospects for the new administration quickly succumbed to the realities of politics during the first quarter of 2017, as the first major attempt to reshape the U.S. government stumbled over the health care initiative. This setback dampened expectations for extensive tax reform and additional stimulus programs. U.S. economic growth remained stuck in “low gear” during the first quarter, blamed in part on winter temperatures, with lower business inventory investment and a drop in government spending also restraining economic growth.

The ongoing dysfunctional atmosphere in Washington seemed to intensify as the year advanced. President Trump battled the media and intelligence communities while congressional Republicans quarreled among themselves over plans to overhaul America’s health care system. The lack of unity and inability to compromise appears to be jeopardizing confidence that comprehensive income tax reform, deregulation and stimulus programs can be enacted. Outside of the U.S., terrorist attacks in Europe, ongoing conflicts in the Middle East and increasingly aggressive behavior by North Korea stood out among global issues serving to undermine global stability. However, U.S. economic growth picked up in the second quarter, supported by favorable levels of consumer and business confidence, while an improving global economy and a weaker dollar buoyed trade balances.

In mid-August, Hurricane Harvey ushered in the Caribbean storm season, wreaking catastrophic damage upon South Texas and Louisiana with its historical levels of rainfall. Harvey’s punch was followed by another blow from Hurricane Irma, which impacted much of Florida, and Hurricane Maria, which devastated Puerto Rico. The economic impact of the storms reduced third-quarter economic growth, but the effects should be transitory, with rebuilding providing stimulus for subsequent quarters’ growth. Foreign economic data showed improving economic progress as Europe delivered surprisingly strong growth rates and Japan scored its sixth consecutive quarter of economic growth under reflationary “Abenomics” policies.

145

Fund Commentary (cont.)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

In December 2016, the Federal Reserve (“Fed”) delivered its first interest rate hike since December 2015. Additional hikes in March and June brought the federal funds rate to the current range of 1.00% to 1.25%. The Fed left its policy rate unchanged at the July and September meetings, but announced its plans to begin winding down its balance sheet in October by phasing out the reinvestment of proceeds from maturing securities. Fed officials indicated that they intend to raise rates one more time by year-end of 2017 and implement three additional rate hikes in 2018 in their move toward “normalization.”

U.S. equities provided convincingly strong performance for the 12-month interval ended October 31, 2017, with performance favoring growth-oriented strategies over value styles. Large-capitalization stocks with strong historical earnings growth, solid price momentum and receiving upgrades from analysts produced relatively strong performance, while value-oriented stocks exhibiting more volatility and favorable valuation characteristics consistently underperformed.

The Fund held approximately two-thirds of its total assets in stocks categorized in the Information Technology sector, with its largest industry exposure to Software companies an allocation that averaged 18.8% during the fiscal year. The 19 stocks in that industry contributed 9.3% to the Fund’s total fiscal-year performance. The Fund’s 14.8% average allocation to the Semiconductor & Semiconductor Equipment industry was its second-largest industry representation and was the largest positive contributor to the Fund’s total return, adding 9.3% for the fiscal year. The 17 companies in the industry generally realized positive performance.

During the fiscal year, an average of 18.9% of the Fund’s assets were invested across 18 companies within the Health Care sector. These investments outside of the “traditional” Information Technology sector have provided an effective diversification feature that has lowered the historical volatility of the Fund relative to its peers. The Fund’s allocation to the Health Care sector added to its performance, increasing its total return by 5.5% over the fiscal year, led higher by positions in the Life Science Tools & Services and the Biotechnology industries.

The Fund had an average of 8.7% of its total assets invested in technology-oriented industrials over the fiscal year, primarily in the Aerospace & Defense industry, providing a 4.1% contribution to the Fund’s total return.

The Energy sector was the largest detractor from Fund performance for the fiscal year, shedding 0.18% of return as the Fund held an average 2.2% total allocation across three stocks in the Energy sector, which were down a little over 8.0%.

Telecommunication Services represented an average of just under 1.0% of the Fund’s assets and added 0.04% of performance for the period. While the sector performance was positive in absolute terms, it was significantly lower than the rest of the portfolio and represented a relative drag on returns.

The Fund holds an average of 1.5% in Consumer Discretionary stocks, which were up 5.0% in absolute terms but significantly lagged the returns achieved by the rest of the portfolio during the fiscal year.

The Fund typically holds a position in the Powershares QQQ Trust exchange-traded fund, also known by its ticker symbol, QQQ. The QQQ tracks the Nasdaq 100 Index, which is highly correlated with the NYSE Arca Tech 100 Index, making it an attractive vehicle for the management of Fund cash flows. The Fund’s position in the QQQ represented 0.6% of the portfolio on average through the fiscal year and 0.8% at the end of the period. The QQQ returned 29.30% during this period, which provided for positive absolute contribution to the Fund’s performance. However, the QQQ lagged the Fund’s return of 35.17%, suggesting a slight drag of about 0.01% of relative performance.

We believe the Fund is a well-diversified approach for investing in the stocks of companies that represent innovative growth through the development and deployment of technology in their product and services. The Technology

146

Fund Commentary (cont.)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

sector still carries attractive valuations relative to the broad market, while displaying the potential for higher relative growth in both future revenues and earnings. Companies providing technological solutions that improve standards of living and increase productivity should benefit from any pick-up in the global economy and increased capital spending by companies over the coming year.

We appreciate your investment in the Nationwide Ziegler NYSE Arca Tech 100 Index Fund.

Subadviser:

Ziegler Capital Management, LLC

Portfolio Managers:

Mikhail I. Alkhazov, CFA and Donald J. Nesbitt, CFA

High double-digit returns are unusual and cannot be sustained.

The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such as derivatives (many of which create investment leverage and are highly volatile) and exchange-traded funds (ETFs) (for which shareholders will bear additional costs). Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

“Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by the Nationwide Funds. This Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. (“ARCA”). ARCA makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

147

Fund Overview	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Asset Allocation†

Common Stocks	98.6%
Repurchase Agreement	4.6%
Exchange Traded Fund	1.0%
Short-Term Investment	0.1%
Liabilities in excess of other assets	(4.3)%
100.0%

Top Industries††

Software	17.8%
Semiconductors & Semiconductor Equipment	15.2%
IT Services	8.9%
Aerospace & Defense	8.3%
Internet Software & Services	7.1%
Communications Equipment	6.9%
Biotechnology	6.6%
Life Sciences Tools & Services	5.2%
Technology Hardware, Storage & Peripherals	4.4%
Pharmaceuticals	2.1%
Other Industries*	17.5%
100.0%

Top Holdings††

Biogen, Inc.	3.5%
Lockheed Martin Corp.	3.4%
Boeing Co. (The)	2.9%
Lam Research Corp.	2.3%
NVIDIA Corp.	2.3%
Illumina, Inc.	2.3%
Thermo Fisher Scientific, Inc.	2.2%
Alibaba Group Holding Ltd., ADR	2.1%
ASML Holding NV, NYRS	2.0%
Raytheon Co.	2.0%
Other Holdings*	75.0%
100.0%

†	Percentages indicated are based upon net assets as of October 31, 2017.

††	Percentages indicated are based upon total investments as of October 31, 2017.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

148

Fund Performance	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Average Annual Total Return

(For periods ended October 31, 2017)

		1 Yr.	5 Yr.	10 Yr. or Inception
Class A1	w/o SC2	34.68%	18.45%	10.71%
	w/SC3	26.94%	17.12%	10.08%
Class C1	w/o SC2	33.70%	17.63%	9.96%
	w/SC4	32.70%	N/A	N/A
Class R6[5,6]		35.17%	N/A	15.32%	[7]
Institutional Service Class[1,5,8]		35.01%	18.73%	10.94%
NYSE Arca Tech 100 Index®		35.99%	19.65%	11.92%
CPI		2.04%	1.29%	1.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

N/A — Not Applicable.

[1]	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SCs.

[3]	Effective September 16, 2013, a front-end sales charge of 5.75% was deducted. Prior to September 16, 2013, a front-end sales charge of 5.50% was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

[7]	Since inception date of September 18, 2013.

[8]	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

Expense Ratios

Expense Ratio^
Class A	0.84%
Class C	1.58%
Class R6[1]	0.48%
Institutional Service Class	0.61%

^	Current effective prospectus dated May 24, 2017. Please see the Fund’s most recent prospectus for details. Please refer to the Financial Highlights for each respective share class’ actual results.

[1]	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

149

Fund Performance (cont.)	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Ziegler NYSE Arca Tech 100 Index Fund versus the NYSE Arca Tech 100 Index® and the Consumer Price Index (CPI) over the 10-year period ended 10/31/17. Fund performance prior to the Fund’s inception on 9/16/13 is based on Class A shares of the Fund’s predecessor fund, the HighMark NYSE Arca Tech 100 Index Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

150

Shareholder Expense Example	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (May 1, 2017) and continued to hold your shares at the end of the reporting period (October 31, 2017).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from May 1, 2017 through October 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from May 1, 2017 through October 31, 2017. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

Nationwide Ziegler NYSE Arca Tech 100 Index Fund October 31, 2017			Beginning Account Value ($) 5/1/17	Ending Account Value ($) 10/31/17	Expenses Paid During Period ($) 5/1/17 - 10/31/17	Expense Ratio During Period (%) 5/1/17 - 10/31/17
Class A Shares	Actual	(a)	1,000.00	1,160.80	4.19	0.77
	Hypothetical	(a)(b)	1,000.00	1,021.32	3.92	0.77
Class C Shares	Actual	(a)	1,000.00	1,156.60	8.10	1.49
	Hypothetical	(a)(b)	1,000.00	1,017.69	7.58	1.49
Class R6 Shares(c)	Actual	(a)	1,000.00	1,163.00	2.29	0.42
	Hypothetical	(a)(b)	1,000.00	1,023.09	2.14	0.42
Institutional Service Class Shares	Actual	(a)	1,000.00	1,162.20	3.00	0.55
	Hypothetical	(a)(b)	1,000.00	1,022.43	2.80	0.55

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from May 1, 2017 through October 31, 2017 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

151

Statement of Investments

October 31, 2017

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Common Stocks 98.6%

	Shares	Value

Aerospace & Defense 8.6%
Boeing Co. (The)	54,000	$13,930,920
Lockheed Martin Corp.	54,000	16,640,640
Raytheon Co.	54,000	9,730,800

		40,302,360

Biotechnology 6.9%
Amgen, Inc.	54,000	9,461,880
Biogen, Inc.*	54,000	16,829,640
Gilead Sciences, Inc.	54,000	4,047,840
Myriad Genetics, Inc.*	54,000	1,851,120

		32,190,480

Chemicals 1.4%
Monsanto Co.	54,000	6,539,400

Communications Equipment 7.2%
ARRIS International plc*	54,000	1,539,000
Brocade Communications Systems, Inc.	54,000	629,100
Ciena Corp.*	54,000	1,148,580
Cisco Systems, Inc.	54,000	1,844,100
F5 Networks, Inc.*	54,000	6,548,580
Harris Corp.	54,000	7,523,280
InterDigital, Inc.	54,000	3,960,900
Juniper Networks, Inc.	54,000	1,340,820
Motorola Solutions, Inc.	54,000	4,889,160
Nokia OYJ, ADR-FI	54,000	264,060
Ubiquiti Networks, Inc.* (a)	54,000	3,357,720
Viavi Solutions, Inc.*	54,000	501,120

		33,546,420

Diversified Telecommunication Services 0.4%
AT&T, Inc.	54,000	1,817,100

Electronic Equipment, Instruments & Components 2.1%
Amphenol Corp., Class A	54,000	4,698,000
Corning, Inc.	54,000	1,690,740
FLIR Systems, Inc.	54,000	2,528,280
LG Display Co. Ltd., ADR-KR	54,000	701,460

		9,618,480

Energy Equipment & Services 1.6%
Halliburton Co.	54,000	2,307,960
National Oilwell Varco, Inc.	54,000	1,846,260
Schlumberger Ltd.	54,000	3,456,000

		7,610,220

Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	54,000	3,481,380
Boston Scientific Corp.*	54,000	1,519,560
Medtronic plc	54,000	4,348,080

		9,349,020

Health Care Technology 1.6%
Medidata Solutions, Inc.*	54,000	4,062,420
Veeva Systems, Inc., Class A*	54,000	3,290,760

		7,353,180

Common Stocks (continued)

	Shares	Value

Household Durables 1.5%
Garmin Ltd.	54,000	$3,056,940
GoPro, Inc., Class A* (a)	54,000	563,220
iRobot Corp.* (a)	54,000	3,628,260

		7,248,420

Industrial Conglomerates 1.7%
Honeywell International, Inc.	54,000	7,784,640

Internet Software & Services 7.4%
Akamai Technologies, Inc.*	54,000	2,821,500
Alibaba Group Holding Ltd., ADR-CN* (a)	54,000	9,984,060
eBay, Inc.*	54,000	2,032,560
Facebook, Inc., Class A*	54,000	9,723,240
j2 Global, Inc. (a)	54,000	4,003,560
VeriSign, Inc.* (a)	54,000	5,806,080

		34,371,000

IT Services 9.3%
Acxiom Corp.*	54,000	1,358,640
Amdocs Ltd.	54,000	3,515,400
Automatic Data Processing, Inc.	54,000	6,278,040
DST Systems, Inc.	54,000	3,165,480
DXC Technology Co.	54,000	4,942,080
International Business Machines Corp.	54,000	8,319,240
Mastercard, Inc., Class A	54,000	8,033,580
Teradata Corp.*	54,000	1,806,300
Visa, Inc., Class A	54,000	5,938,920

		43,357,680

Life Sciences Tools & Services 5.4%
Agilent Technologies, Inc.	54,000	3,673,620
Illumina, Inc.*	54,000	11,080,260
Thermo Fisher Scientific, Inc.	54,000	10,466,820

		25,220,700

Pharmaceuticals 2.2%
AstraZeneca plc, ADR-UK	54,000	1,863,000
Bristol-Myers Squibb Co.	54,000	3,329,640
Novartis AG, ADR-CH	54,000	4,459,320
Valeant Pharmaceuticals International, Inc.* (a)	54,000	631,260

		10,283,220

Semiconductors & Semiconductor Equipment 15.9%
Analog Devices, Inc.	54,000	4,930,200
Applied Materials, Inc.	54,000	3,047,220
ASML Holding NV, NYRS-NL	54,000	9,760,500
Cypress Semiconductor Corp.	54,000	856,440
First Solar, Inc.*	54,000	2,960,280
Intel Corp. (a)	54,000	2,456,460
KLA-Tencor Corp.	54,000	5,880,060
Lam Research Corp.	54,000	11,262,780
Microchip Technology, Inc. (a)	54,000	5,119,200
NVIDIA Corp.	54,000	11,167,740
ON Semiconductor Corp.*	54,000	1,151,280
QUALCOMM, Inc.	54,000	2,754,540
Teradyne, Inc.	54,000	2,316,060
Texas Instruments, Inc.	54,000	5,221,260
Xilinx, Inc.	54,000	3,979,260
Xperi Corp.	54,000	1,242,000

		74,105,280

152

Statement of Investments (Continued)

October 31, 2017

Nationwide Ziegler NYSE Arca Tech 100 Index Fund (Continued)

Common Stocks (continued)

	Shares	Value

Software 18.6%
Activision Blizzard, Inc.	54,000	$3,536,460
Adobe Systems, Inc.*	54,000	9,458,640
Autodesk, Inc.*	54,000	6,747,840
CA, Inc.	54,000	1,748,520
Check Point Software Technologies Ltd.*	54,000	6,356,340
Citrix Systems, Inc.*	54,000	4,460,940
Intuit, Inc.	54,000	8,155,080
Microsoft Corp.	54,000	4,491,720
Open Text Corp. (a)	54,000	1,888,920
Oracle Corp.	54,000	2,748,600
Progress Software Corp.	54,000	2,285,820
PTC, Inc.*	54,000	3,588,300
Red Hat, Inc.*	54,000	6,524,820
salesforce.com, Inc.*	54,000	5,526,360
SAP SE, ADR-DE (a)	54,000	6,166,800
Symantec Corp.	54,000	1,755,000
Synopsys, Inc.*	54,000	4,672,080
VMware, Inc., Class A* (a)	54,000	6,463,260

		86,575,500

Technology Hardware, Storage & Peripherals 4.5%
Apple, Inc.	54,000	9,128,160
HP, Inc.	54,000	1,163,700
NetApp, Inc.	54,000	2,398,680
Seagate Technology plc	54,000	1,996,380
Western Digital Corp.	54,000	4,820,580
Xerox Corp.	54,000	1,636,740

		21,144,240

Wireless Telecommunication Services 0.3%
Telephone & Data Systems, Inc.	54,000	1,574,100

Total Common Stocks (cost $206,103,145)		459,991,440

Exchange Traded Fund 1.0%
Exchange Traded Fund 1.0%
PowerShares QQQ Trust	29,049	4,419,805

Total Exchange Traded Fund (cost $4,184,680)		4,419,805

Short-Term Investment 0.1%
Money Market Fund 0.1%
Fidelity Investments Money Market Government Portfolio — Institutional Class, 0.96% (b)(c)	517,598	517,598

Total Short-Term Investment (cost $517,598)		517,598

Repurchase Agreement 4.6%

	Principal Amount	Value

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $21,409,331, collateralized by U.S. Treasury Notes, ranging from 1.88% - 2.25%, maturing 1/31/2022 - 2/15/2027; total market value $21,836,932. (c)(d)	$21,408,724	$21,408,724

Total Repurchase Agreement (cost $21,408,724)		21,408,724

Total Investments (cost $232,214,147) — 104.3%		486,337,567

Liabilities in excess of other assets — (4.3)%		(19,914,585)

NET ASSETS — 100.0%		$466,422,982

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at October 31, 2017. The total value of securities on loan at October 31, 2017 was $36,848,188, which was collateralized by cash used to purchase a money market fund and a repurchase agreement with a value of $517,598 and $21,408,724, respectively, and by $15,354,674 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 0.88% - 6.50%, and maturity dates ranging from 3/31/2018 - 8/15/2047; a total value of $37,280,996.

(b)	Represents 7-day effective yield as of October 31, 2017.

(c)	Security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of October 31, 2017 was $21,926,322.

(d)	Please refer to Note 2(f) for additional information on the joint repurchase agreement.

ADR	American Depositary Receipt
CH	Switzerland
CN	China
DE	Germany
FI	Finland
KR	South Korea
NL	Netherlands
NYRS	New York Registry Shares
UK	United Kingdom

The accompanying notes are an integral part of these financial statements.

153

Statement of Assets and Liabilities

October 31, 2017

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Assets:
Investment securities, at value* (cost $210,805,423)	$464,928,843
Repurchase agreement, at value (cost $21,408,724)	21,408,724
Cash	4,373,566
Interest and dividends receivable	137,018
Security lending income receivable	36,035
Receivable for capital shares issued	1,091,442
Prepaid expenses	31,721

Total Assets	492,007,349

Liabilities:
Payable for investments purchased	2,036,026
Payable for capital shares redeemed	1,174,153
Payable upon return of securities loaned (Note 2)	21,926,322
Accrued expenses and other payables:
Investment advisory fees	115,883
Fund administration fees	22,042
Distribution fees	100,242
Administrative servicing fees	125,845
Accounting and transfer agent fees	17,994
Trustee fees	1,068
Custodian fees	2,068
Compliance program costs (Note 3)	262
Professional fees	23,118
Printing fees	35,885
Other	3,459

Total Liabilities	25,584,367

Net Assets	$466,422,982

Represented by:
Capital	$202,765,411
Accumulated undistributed net investment income	502,538
Accumulated net realized gains from investment securities	9,031,613
Net unrealized appreciation/(depreciation) in investment securities	254,123,420

Net Assets	$466,422,982

Net Assets:
Class A Shares	$297,898,226
Class C Shares	45,734,066
Class R6 Shares	7,870,252
Institutional Service Class Shares	114,920,438

Total	$466,422,982

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,796,674
Class C Shares	650,475
Class R6 Shares	99,401
Institutional Service Class Shares	1,451,084

Total	5,997,634

154

Statement of Assets and Liabilities (Continued)

October 31, 2017

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$78.46
Class C Shares (b)	$70.31
Class R6 Shares	$79.18
Institutional Service Class Shares	$79.20
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$83.25

Maximum Sales Charge:
Class A Shares	5.75%

*	Includes value of securities on loan of $36,848,188 (Note 2).
(a)	For Class A Shares that were purchased without a sales charge because such purchase exceeded $1,000,000, a contingent deferred sales charge of 1.00% may apply to any redemption of such shares within 18 months of their purchase.
(b)	For Class C Shares, the redemption price per share is reduced by a contingent deferred sales charge of 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

155

Statement of Operations

For the Year Ended October 31, 2017

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
INVESTMENT INCOME:
Dividend income	$5,019,359
Income from securities lending (Note 2)	356,475
Interest income	18,205
Foreign tax withholding	(8,893)

Total Income	5,385,146

EXPENSES:
Investment advisory fees	1,185,381
Fund administration fees	164,307
Distribution fees Class A	639,236
Distribution fees Class C	378,630
Administrative servicing fees Class A	274,124
Administrative servicing fees Class C	34,344
Administrative servicing fees Institutional Service Class	114,882
Registration and filing fees	59,040
Professional fees	45,954
Printing fees	64,270
Trustee fees	11,241
Custodian fees	15,032
Accounting and transfer agent fees	94,472
Compliance program costs (Note 3)	1,708
Other	9,229

Total Expenses	3,091,850

NET INVESTMENT INCOME	2,293,296

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from transactions in investment securities	16,999,990
Net change in unrealized appreciation/depreciation in the value of investment securities	95,502,258

Net realized/unrealized gains	112,502,248

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$114,795,544

The accompanying notes are an integral part of these financial statements.

156

Statements of Changes in Net Assets

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Operations:
Net investment income	$2,293,296	$3,227,759
Net realized gains	16,999,990	711,493
Net change in unrealized appreciation/depreciation	95,502,258	14,878,144

Change in net assets resulting from operations	114,795,544	18,817,396

Distributions to Shareholders From:
Net investment income:
Class A	(1,950,522)	(1,736,796)
Class C	(144,157)	(122,551)
Class R6 (a)	(50,550)	(22,383)
Institutional Service Class	(764,639)	(636,461)

Change in net assets from shareholder distributions	(2,909,868)	(2,518,191)

Change in net assets from capital transactions	25,211,426	(55,513,771)

Change in net assets	137,097,102	(39,214,566)

Net Assets:
Beginning of year	329,325,880	368,540,446

End of year	$466,422,982	$329,325,880

Accumulated undistributed net investment income at end of year	$502,538	$1,245,543

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$54,468,713	$24,938,201
Dividends reinvested	1,879,634	1,669,018
Cost of shares redeemed	(61,826,758)	(70,252,889)

Total Class A Shares	(5,478,411)	(43,645,670)

Class C Shares
Proceeds from shares issued	9,317,752	4,946,836
Dividends reinvested	132,175	111,993
Cost of shares redeemed	(6,244,643)	(7,408,102)

Total Class C Shares	3,205,284	(2,349,273)

Class R6 Shares (a)
Proceeds from shares issued	5,214,654	1,526,713
Dividends reinvested	50,271	21,858
Cost of shares redeemed	(1,839,986)	(559,385)

Total Class R6 Shares	3,424,939	989,186

Institutional Service Class Shares
Proceeds from shares issued	51,715,421	23,781,765
Dividends reinvested	680,604	552,571
Cost of shares redeemed	(28,336,411)	(34,842,350)

Total Institutional Service Class Shares	24,059,614	(10,508,014)

Change in net assets from capital transactions	$25,211,426	$(55,513,771)

157

Statements of Changes in Net Assets (Continued)

	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
SHARE TRANSACTIONS:
Class A Shares
Issued	783,589	452,818
Reinvested	29,405	30,625
Redeemed	(914,702)	(1,292,353)

Total Class A Shares	(101,708)	(808,910)

Class C Shares
Issued	151,717	99,331
Reinvested	2,415	2,272
Redeemed	(102,714)	(147,791)

Total Class C Shares	51,418	(46,188)

Class R6 Shares (a)
Issued	75,759	26,897
Reinvested	749	395
Redeemed	(26,221)	(9,999)

Total Class R6 Shares	50,287	17,293

Institutional Service Class Shares
Issued	751,984	416,275
Reinvested	10,328	10,013
Redeemed	(422,206)	(640,481)

Total Institutional Service Class Shares	340,106	(214,193)

Total change in shares	340,103	(1,051,998)

(a)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.

The accompanying notes are an integral part of these financial statements.

158

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)(d)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (e)	Ratio of Net Investment Income (Loss) to Average Net Assets (e)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (e)(f)	Portfolio Turnover (g)
Class A Shares
Year Ended October 31, 2017	$58.73	0.42	19.83	20.25	(0.52)	(0.52)	$78.46	34.68%	$297,898,226	0.79%	0.62%		0.79%	24.29%
Year Ended October 31, 2016	$55.34	0.55	3.22	3.77	(0.38)	(0.38)	$58.73	6.87%	$228,935,777	0.84%	0.99%		0.84%	28.15%
Year Ended October 31, 2015	$54.52	0.42	0.79	1.21	(0.39)	(0.39)	$55.34	2.23%	$260,510,175	0.79%	0.74%		0.79%	29.07%
Period Ended October 31, 2014 (h)	$52.46	0.05	2.01	2.06	–	–	$54.52	3.93%	$251,670,690	0.90%	0.39%		0.90%	3.56%
Year Ended July 31, 2014	$43.15	0.21	9.24	9.45	(0.14)	(0.14)	$52.46	21.93%	$244,041,076	0.91%	0.44%		0.93%	21.68%
Year Ended July 31, 2013	$34.34	0.14	8.72	8.86	(0.05)	(0.05)	$43.15	25.83%	$210,474,970	1.08%	0.37%		1.22%	33.00%

Class C Shares
Year Ended October 31, 2017	$52.82	(0.07)	17.80	17.73	(0.24)	(0.24)	$70.31	33.70%	$45,734,066	1.52%	(0.12%	)	1.52%	24.29%
Year Ended October 31, 2016	$49.98	0.12	2.91	3.03	(0.19)	(0.19)	$52.82	6.09%	$31,639,383	1.58%	0.24%		1.58%	28.15%
Year Ended October 31, 2015	$49.49	(0.02)	0.75	0.73	(0.24)	(0.24)	$49.98	1.48%	$32,248,108	1.53%	(0.05%	)	1.53%	29.07%
Period Ended October 31, 2014 (h)	$47.70	(0.04)	1.83	1.79	–	–	$49.49	3.75%	$22,603,946	1.61%	(0.34%	)	1.61%	3.56%
Year Ended July 31, 2014	$39.38	–	8.32	8.32	–	–	$47.70	21.13%	$19,986,986	1.57%	(0.23%	)	1.57%	21.68%
Year Ended July 31, 2013	$31.49	(0.08)	7.97	7.89	–	–	$39.38	25.06%	$13,930,080	1.68%	(0.23%	)	1.72%	33.00%

Class R6 Shares (j)
Year Ended October 31, 2017	$59.25	0.65	20.03	20.68	(0.75)	(0.75)	$79.18	35.17%	$7,870,252	0.43%	0.93%		0.43%	24.29%
Year Ended October 31, 2016	$55.83	0.71	3.30	4.01	(0.59)	(0.59)	$59.25	7.26%	$2,909,859	0.47%	1.28%		0.47%	28.15%
Year Ended October 31, 2015	$54.98	0.50	0.92	1.42	(0.57)	(0.57)	$55.83	2.60%	$1,776,568	0.42%	0.87%		0.42%	29.07%
Period Ended October 31, 2014 (h)	$52.88	0.10	2.03	2.13	(0.03)	(0.03)	$54.98	4.03%	$273,660	0.53%	0.77%		0.53%	3.56%
Period Ended July 31, 2014 (i)	$45.87	0.01	7.39	7.40	(0.39)	(0.39)	$52.88	16.23%	$305,381	0.48%	0.82%		0.48%	21.68%

Institutional Service Class Shares (k)
Year Ended October 31, 2017	$59.26	0.57	20.03	20.60	(0.66)	(0.66)	$79.20	35.01%	$114,920,438	0.56%	0.82%		0.56%	24.29%
Year Ended October 31, 2016	$55.85	0.68	3.24	3.92	(0.51)	(0.51)	$59.26	7.09%	$65,840,861	0.61%	1.23%		0.61%	28.15%
Year Ended October 31, 2015	$55.00	0.52	0.83	1.35	(0.50)	(0.50)	$55.85	2.47%	$74,005,595	0.56%	0.91%		0.56%	29.07%
Period Ended October 31, 2014 (h)	$52.91	0.08	2.03	2.11	(0.02)	(0.02)	$55.00	3.99%	$41,122,108	0.69%	0.57%		0.69%	3.56%
Year Ended July 31, 2014	$43.58	0.01	9.63	9.64	(0.31)	(0.31)	$52.91	22.20%	$32,435,707	0.66%	0.67%		0.68%	21.68%
Year Ended July 31, 2013	$34.63	0.25	8.80	9.05	(0.10)	(0.10)	$43.58	26.19%	$18,106,198	0.81%	0.64%		0.97%	33.00%

Amounts	designated as “–” are zero or have been rounded to zero.
(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Total returns prior to the Fund’s inception on September 16, 2013 are based on the performance of the Fund’s predecessor fund.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	For the period from August 1, 2014 through October 31, 2014.
(i)	For the period from September 19, 2013 (commencement of operations) through July 31, 2014. Total return is calculated based on inception date of September 18, 2013 through July 31, 2014.
(j)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(k)	Effective September 16, 2013, Fiduciary Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

159

Notes to Financial Statements

October 31, 2017

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of October 31, 2017, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the six (6) series listed below (each, a “Fund”; collectively, the “Funds”). Nationwide Fund Advisers (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

- Nationwide Bond Index Fund (“Bond Index”)

- Nationwide International Index Fund (“International Index”)

- Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Nationwide S&P 500 Index Fund (“S&P 500 Index”)

- Nationwide Small Cap Index Fund (“Small Cap Index”)

- Nationwide Ziegler NYSE Arca Tech 100 Index Fund (“NYSE Arca Tech 100 Index”)

The Funds, as applicable, currently offer Class A, Class C, Class R, Class R6, Service Class, and Institutional Service Class shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the sales charge structure, distribution or service fees, administrative services fees, class specific expenses, certain voting rights, conversion features, exchange privileges, and class names or designations.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

Bond Index, International Index, Mid Cap Market Index and Small Cap Index, Institutional Service Class shares commenced operations on December 7, 2016.

Effective February 28, 2017, Institutional Class shares were renamed Class R6 shares.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946. The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

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Notes to Financial Statements (Continued)

October 31, 2017

date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

●	Level 1 — Quoted prices in active markets for identical assets
●	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange-traded funds are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-end management investment companies, and shares of exchange-traded funds valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

161

Notes to Financial Statements (Continued)

October 31, 2017

Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.

Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level 2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

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Notes to Financial Statements (Continued)

October 31, 2017

The following tables provide a summary of the inputs used to value the Funds’ net assets as of October 31, 2017. Please refer to the Statements of Investments for additional information on portfolio holdings.

Bond Index

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$4,730,218	$—	$4,730,218
Commercial Mortgage-Backed Securities	—	19,964,861	—	19,964,861
Corporate Bonds	—	276,893,044	—	276,893,044
Foreign Government Securities	—	15,829,100	—	15,829,100
Mortgage-Backed Securities	—	289,608,103	—	289,608,103
Municipal Bonds	—	6,179,924	—	6,179,924
Repurchase Agreement	—	2,185,768	—	2,185,768
Short-Term Investments
Money Market Funds	89,590,128	—	—	89,590,128
U.S. Government Agency Security	—	12,086	—	12,086
Total Short-Term Investments	89,590,128	12,086	—	89,602,214
Supranational	—	14,005,109	—	14,005,109
U.S. Government Agency Securities	—	18,107,717	—	18,107,717
U.S. Treasury Obligations	—	381,944,990	—	381,944,990
Total	$89,590,128	$1,029,460,920	$—	$1,119,051,048

International Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$12,732,763	$1,522,134,489	$—	$1,534,867,252
Futures Contracts	317,102	—	—	317,102
Preferred Stock	—	10,621	—	10,621
Repurchase Agreement	—	26,823,911	—	26,823,911
Rights	104,279	—	—	104,279
Short-Term Investment	648,520	—	—	648,520
Total	$13,802,664	$1,548,969,021	$—	$1,562,771,685

Mid Cap Market Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,246,086,372	$—	$—	$1,246,086,372
Futures Contracts	197,140	—	—	197,140
Repurchase Agreement	—	39,751,236	—	39,751,236
Short-Term Investment	961,063	—	—	961,063
Total	$1,247,244,575	$39,751,236	$—	$1,286,995,811

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Notes to Financial Statements (Continued)

October 31, 2017

S&P 500 Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,855,108,779	$—	$—	$2,855,108,779
Futures Contracts	1,334,080	—	—	1,334,080
Repurchase Agreement	—	12,378,934	—	12,378,934
Short-Term Investment	299,285	—	—	299,285
Total	$2,856,742,144	$12,378,934	$—	$2,869,121,078

Small Cap Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$8,078,698	$—	$—	$8,078,698
Air Freight & Logistics	2,055,829	—	—	2,055,829
Airlines	1,661,134	—	—	1,661,134
Auto Components	7,089,118	—	—	7,089,118
Automobiles	445,102	—	—	445,102
Banks	61,012,197	—	—	61,012,197
Beverages	1,496,777	—	—	1,496,777
Biotechnology	33,382,330	—	—	33,382,330
Building Products	7,721,744	—	—	7,721,744
Capital Markets	7,925,984	—	—	7,925,984
Chemicals	13,154,680	—	—	13,154,680
Commercial Services & Supplies	14,030,647	—	—	14,030,647
Communications Equipment	9,815,021	—	—	9,815,021
Construction & Engineering	7,172,770	—	—	7,172,770
Construction Materials	1,387,116	—	—	1,387,116
Consumer Finance	3,696,291	—	—	3,696,291
Containers & Packaging	698,683	—	—	698,683
Distributors	538,068	—	—	538,068
Diversified Consumer Services	5,088,365	—	—	5,088,365
Diversified Financial Services	590,168	—	—	590,168
Diversified Telecommunication Services	4,161,338	—	—	4,161,338
Electric Utilities	6,549,363	—	—	6,549,363
Electrical Equipment	3,954,542	—	—	3,954,542
Electronic Equipment, Instruments & Components	17,485,664	—	—	17,485,664
Energy Equipment & Services	8,215,654	—	—	8,215,654
Equity Real Estate Investment Trusts (REITs)	38,749,921	—	—	38,749,921
Food & Staples Retailing	2,902,714	—	—	2,902,714
Food Products	7,546,446	—	—	7,546,446
Gas Utilities	7,360,483	—	—	7,360,483
Health Care Equipment & Supplies	21,470,870	—	—	21,470,870
Health Care Providers & Services	11,494,702	—	—	11,494,702
Health Care Technology	4,704,725	—	—	4,704,725
Hotels, Restaurants & Leisure	17,689,002	—	—	17,689,002
Household Durables	8,908,543	47,997	—	8,956,540
Household Products	1,567,044	—	—	1,567,044
Independent Power and Renewable Electricity Producers	2,494,947	—	—	2,494,947

164

Notes to Financial Statements (Continued)

October 31, 2017

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Industrial Conglomerates	$346,696	$—	$—	$346,696
Insurance	14,672,576	—	—	14,672,576
Internet & Direct Marketing Retail	2,529,786	—	—	2,529,786
Internet Software & Services	18,282,479	—	—	18,282,479
IT Services	10,853,842	—	—	10,853,842
Leisure Products	1,923,301	—	—	1,923,301
Life Sciences Tools & Services	3,384,497	—	—	3,384,497
Machinery	22,234,558	—	—	22,234,558
Marine	720,325	—	—	720,325
Media	7,418,263	—	—	7,418,263
Metals & Mining	7,242,590	—	—	7,242,590
Mortgage Real Estate Investment Trusts (REITs)	4,909,519	—	—	4,909,519
Multiline Retail	1,734,952	—	—	1,734,952
Multi-Utilities	2,967,017	—	—	2,967,017
Oil, Gas & Consumable Fuels	12,695,655	—	—	12,695,655
Paper & Forest Products	3,669,779	—	—	3,669,779
Personal Products	917,850	—	—	917,850
Pharmaceuticals	11,403,061	—	—	11,403,061
Professional Services	7,520,085	—	—	7,520,085
Real Estate Management & Development	2,486,314	—	—	2,486,314
Road & Rail	5,141,687	—	—	5,141,687
Semiconductors & Semiconductor Equipment	20,305,000	—	—	20,305,000
Software	21,601,321	—	—	21,601,321
Specialty Retail	11,224,295	—	—	11,224,295
Technology Hardware, Storage & Peripherals	2,761,870	—	—	2,761,870
Textiles, Apparel & Luxury Goods	4,135,134	—	—	4,135,134
Thrifts & Mortgage Finance	13,526,684	—	—	13,526,684
Tobacco	1,009,266	—	—	1,009,266
Trading Companies & Distributors	7,794,219	—	—	7,794,219
Transportation Infrastructure	140,547	—	—	140,547
Water Utilities	2,252,849	—	—	2,252,849
Wireless Telecommunication Services	864,444	—	—	864,444
Total Common Stocks	$580,967,141	$47,997	$—	$581,015,138
Repurchase Agreement	$—	$49,246,533	$—	$49,246,533
Rights	—	—	86,168	86,168
Short-Term Investment	1,190,631	—	—	1,190,631
Total Assets	$582,157,772	$49,294,530	$86,168	$631,538,470
Liabilities:
Futures Contracts	$(11,437)	$—	$—	$(11,437)
Total Liabilities	$(11,437)	$—	$—	$(11,437)
Total	$582,146,335	$49,294,530	$86,168	$631,527,033

165

Notes to Financial Statements (Continued)

October 31, 2017

Ziegler NYSE Arca Tech 100 Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$459,991,440	$—	$—	$459,991,440
Exchange Traded Fund	4,419,805	—	—	4,419,805
Repurchase Agreement	—	21,408,724	—	21,408,724
Short-Term Investment	517,598	—	—	517,598
Total	$464,928,843	$21,408,724	$—	$486,337,567

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

Transfers between levels are recognized as of the beginning of the reporting period.

During the year ended October 31, 2017, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the year ended October 31, 2017, International Index held one common stock investment that was categorized as Level 3 investment which was valued at $0.

During the year ended October 31, 2017, Small Cap Index held one common stock and one rights investments that were categorized as Level 3 investments which were each valued at $0.

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

Small Cap Index

	Common Stocks	Rights	Total
Balance as of 10/31/2016	$—	$75,609	$75,609
Accrued Accretion/(Amortization)	—	—	—
Realized Gain/(Loss)	—	86,365	86,365
Change in Unrealized Appreciation/(Depreciation)	—	(53,205)	(53,205)
Purchases	—	—	—
Sales	—	(86,365)	(86,365)
Transfers Into Level 3	—	63,764	63,764
Transfers Out of Level 3	—	—	—
Balance as of 10/31/2017	$—	$86,168	$86,168
Change in Unrealized Appreciation/(Depreciation) for Investments Still Held as of 10/31/2017*	$—	$22,404	$22,404

Amounts designated as “—” are zero or have been rounded to zero.

*	Included in the Statement of Operations under “Net change in unrealized appreciation/depreciation in the value of investment securities”

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign

166

Notes to Financial Statements (Continued)

October 31, 2017

currency and the U.S. dollar in order to determine the value of the Fund’s investments, assets, and liabilities.

Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gain or loss from transactions in investment securities and net change in unrealized appreciation/depreciation in value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statement of Operations under “Net realized gains (losses) from foreign currency transactions” and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies,” if applicable.

(c)	Futures Contracts

Mid Cap Market Index, S&P 500 Index, and Small Cap Index are subject to equity price risk in the normal course of pursuing their objective(s). International Index is subject to equity price and currency risk in the normal course of pursuing its objective(s). Mid Cap Market Index, S&P 500 Index, and Small Cap Index entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. International Index entered into futures contracts to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.

167

Notes to Financial Statements (Continued)

October 31, 2017

Mid Cap Market Index, S&P 500 Index, and Small Cap Index and International Index funds’ futures contracts are reflected in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” in a table in the Statement of Investments and in the Statement of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of October 31, 2017:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of October 31, 2017

International Index

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$317,102
Total		$317,102

Mid Cap Market Index

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$197,140
Total		$197,140

S&P 500 Index

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized appreciation from futures contracts	$1,334,080
Total		$1,334,080

Small Cap Index

Assets:	Statement of Assets and Liabilities	Fair Value
Futures Contracts(a)
Equity risk	Unrealized depreciation from futures contracts	$(11,437)
Total		$(11,437)
(a)	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

168

Notes to Financial Statements (Continued)

October 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017

International Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$2,979,679
Total	$2,979,679

Mid Cap Market Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$4,436,054
Total	$4,436,054

S&P 500 Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$5,415,673
Total	$5,415,673

Small Cap Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$3,650,013
Total	$3,650,013

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statement of Operations for the Year Ended October 31, 2017

International Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$213,239
Total	$213,239

Mid Cap Market Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$1,622,482
Total	$1,622,482

169

Notes to Financial Statements (Continued)

October 31, 2017

S&P 500 Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$1,706,230
Total	$1,706,230

Small Cap Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$234,075
Total	$234,075

The following tables provide a summary of the Funds’ average volume of derivative instruments held during the year ended October 31, 2017:

International Index

Futures Contracts:
Average Notional Balance Long	$17,974,235

Mid Cap Market Index

Futures Contracts:
Average Notional Balance Long	$33,264,320

S&P 500 Index

Futures Contracts:
Average Notional Balance Long	$49,910,146

Small Cap Index

Futures Contracts:
Average Notional Balance Long	$14,654,280

The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. At October 31, 2017, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index have entered into futures contracts. The futures contract agreement does not provide for a netting arrangement.

(d)	TBA

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National

170

Notes to Financial Statements (Continued)

October 31, 2017

Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

(e)	Securities Lending

During the year ended October 31, 2017, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100 Index entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.

Brown Brothers Harriman & Co. (“BBH”) serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds receive payments from BBH equivalent to any dividends or interest while on loan, in lieu of income which is included as “Dividend income” or “Interest income” on the Statement of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from BBH and reflected in the Statement of Operations under “Income from securities lending.” There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by BBH to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. BBH receives a fee based on the difference between the income earned on the investment of cash collateral received from borrowers and the cash collateral fee, or a percentage of the loan fee charged to the borrower with respect to the receipt of non-cash collateral.

In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of October 31, 2017, which were comprised of cash, were as follows:

Fund	Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Bond Index	$2,238,613
International Index	27,472,431
Mid Cap Market Index	40,712,299
S&P 500 Index	12,678,219
Small Cap Index	50,437,164
NYSE Arca Tech 100 Index	21,926,322

The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and/or the Fidelity Investments

171

Notes to Financial Statements (Continued)

October 31, 2017

Money Market Government Portfolio, Institutional Class and shown in the Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by BBH and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to the Statement of Investments.

The Securities Lending Agency Agreement between the Trust and BBH provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, BBH is responsible for such shortfall, subject to certain limitations that are set forth in detail in the Securities Lending Agency Agreement.

At October 31, 2017, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.

(f)	Joint Repurchase Agreements

During the year ended October 31, 2017, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100 Index along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission (“SEC”), transferred cash collateral received from securities lending transactions, through a joint account at the securities lending agent, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations. In a repo, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, BBH takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

At October 31, 2017, the joint repo on a gross basis was as follows:

Royal Bank of Canada, 1.02%, dated 10/31/2017, due 11/1/2017, repurchase price $243,106,888, collateralized by U.S. Treasury Notes, ranging from 1.88% — 2.25%, maturing 1/31/2022 — 2/15/2027; total market value $247,962,381.

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Notes to Financial Statements (Continued)

October 31, 2017

At October 31, 2017, the Funds’ investment in the joint repo was subject to an enforceable netting arrangement. The Funds’ proportionate holding in the joint repo was as follows:

					Gross Amounts not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amount of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Collateral Received*	Net Amount of Assets
Bond Index	Royal Bank of Canada	$2,185,768	$—	$2,185,768	$(2,185,768)	$—
International Index	Royal Bank of Canada	26,823,911	—	26,823,911	(26,823,911)	—
Mid Cap Market Index	Royal Bank of Canada	39,751,236	—	39,751,236	(39,751,236)	—
S&P 500 Index	Royal Bank of Canada	12,378,934	—	12,378,934	(12,378,934)	—
Small Cap Index	Royal Bank of Canada	49,246,533	—	49,246,533	(49,246,533)	—
NYSE Arca Tech 100 Index	Royal Bank of Canada	21,408,724	—	21,408,724	(21,408,724)	—

Amounts designated as “—” are zero.

*	At October 31, 2017, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repo. Please refer to the Statement of Investments for each Fund’s undivided interest in the joint repo and related collateral.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income is recorded on the ex-dividend date and is recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.

Foreign income may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest and dividends paid by a foreign security. Foreign income subject to foreign withholding taxes is recorded net of the applicable withholding tax.

For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.

A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statement of Operations. The amount characterized as return of capital is a reduction to the cost of

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Notes to Financial Statements (Continued)

October 31, 2017

investments in the Statement of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain / loss from investment transactions in the Statement of Operations. These characterizations are reflected in the accompanying financial statements.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond Index, and are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index, and NYSE Arca Tech 100 Index. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of October 31, 2017 are primarily attributable to paydown reclass, investment in passive foreign investment companies (“PFICs”), investments in real estate investment trusts, and non-taxable dividends. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Reclassifications for the year ended October 31, 2017 were as follows:

Fund	Capital	Accumulated undistributed net investment income	Accumulated net realized gains/(losses) from investment transactions
Bond Index	$—	$1,424,315	$(1,424,315)
International Index	—	3,636,273	(3,636,273)
Mid Cap Market Index	(2)	513,684	(513,682)
S&P 500 Index	—	(443,226)	443,226
Small Cap Index	1,646	(221,041)	219,395
NYSE Arca Tech 100 Index	—	(126,433)	126,433

Amounts designated as “—” are zero or have been rounded to zero.

(i)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The

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Notes to Financial Statements (Continued)

October 31, 2017

Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

(j)	Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, except Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. For Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Funds, excluding NYSE Arca Tech 100 Index. NFA has selected Ziegler Capital Management, LLC as subadviser for NYSE Arca Tech 100 Index, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended October 31, 2017, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion	0.195%
	$1.5 billion up to $3 billion	0.155%
	$3 billion and more	0.145%
International Index	Up to $1.5 billion	0.245%
	$1.5 billion up to $3 billion	0.205%
	$3 billion and more	0.195%
Mid Cap Market Index	Up to $1.5 billion	0.205%
	$1.5 billion up to $3 billion	0.185%
	$3 billion and more	0.175%
S&P 500 Index	Up to $1.5 billion	0.125%
	$1.5 billion up to $3 billion	0.105%
	$3.0 billion and more	0.095%
Small Cap Index	Up to $1.5 billion	0.19%
	$1.5 billion up to $3 billion	0.17%
	$3 billion and more	0.16%
NYSE Arca Tech 100 Index	Up to $50 million	0.50%
	$50 million up to $250 million	0.30%
	$250 million up to $500 million	0.25%
	$500 million and more	0.20%

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Notes to Financial Statements (Continued)

October 31, 2017

The Trust and NFA have entered into a written contract waiving 0.01% and 0.02% of investment advisory fees of Mid Cap Market Index and Small Cap Index, respectively, until March 22, 2018. During the year ended October 31, 2017, the waiver of such investment advisory fees by NFA for Mid Cap Market Index and Small Cap Index amounted to $127,014 and $121,080, respectively, for which NFA shall not be entitled to later seek recoupment.

For the year ended October 31, 2017, the effective advisory fee rates before and after contractual advisory fee waivers were as follows:

Fund	Effective Advisory Fee Rate Before Contractual* Fee Waivers and Expense Reimbursements	Effective Advisory Fee Rate After Contractual* Fee Waivers	Effective Advisory Fee Rate After Contractual* Fee Waivers and Expense Reimbursements
Bond Index	0.19%	N/A	0.19%
International Index	0.24	N/A	0.24
Mid Cap Market Index	0.20	0.19%	0.19
S&P 500 Index	0.12	N/A	0.12
Small Cap Index	0.19	0.17	0.16
NYSE Arca Tech 100 Index	0.31	N/A	0.31

N/A — Not Applicable.

*	Please see above for additional information regarding contractual waivers.

From these fees, pursuant to the subadvisory agreements, NFA pays fees to the unaffiliated subadvisers.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until February 28, 2018.

Fund	Classes	Amount (annual rate)
Bond Index	All Classes	0.29%
International Index	All Classes	0.34
Mid Cap Market Index	All Classes	0.30
S&P 500 Index	All Classes	0.21
Small Cap Index	All Classes	0.28
NYSE Arca Tech 100 Index	All Classes	0.68

NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not

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Notes to Financial Statements (Continued)

October 31, 2017

permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of October 31, 2017, the cumulative potential reimbursements for Small Cap Index, listed by the period or year in which NFA waived fees or reimbursed expenses to Small Cap Index are:

Fund	Fiscal Year 2015 Amount	Fiscal Year 2016 Amount	Fiscal Year 2017 Amount	Total
Small Cap Index	$—	$3,961	$65,619	$69,580

Amounts designated as “—” are zero or have been rounded to zero.

As of October 31, 2017, excluding Small Cap Index, there were no cumulative potential reimbursements which could be reimbursed to NFA.

During the year ended October 31, 2017, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust (“NVIT”), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

For the year ended October 31, 2017, NFM earned $2,259,305 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $21 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative

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Notes to Financial Statements (Continued)

October 31, 2017

net assets. For the year ended October 31, 2017, the Funds’ aggregate portion of such costs amounted to $32,087.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the table below.

Fund	Class A Shares	Class C Shares (a)	Class R Shares (b)	Service Class Shares
Bond Index	0.25%	1.00%	N/A	N/A
International Index	0.25	1.00	0.50%	N/A
Mid Cap Market Index	0.25	1.00	0.50	N/A
S&P 500 Index	0.25	1.00	0.50	0.15%
Small Cap Index	0.25	1.00	0.50	N/A
NYSE Arca Tech 100 Index	0.25	1.00	N/A	N/A
N/A	— Not Applicable.

(a)	For Class C Shares, 0.25% of the rate may be a service fee and 0.75% may be a distribution fee.
(b)	For Class R Shares, 0.25% of the rate may be either a service fee or distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100 Class A sales charges range from 0.00% to 5.75%, and Bond Index Class A sales charges range from 0.00% to 2.25% based on the amount of the purchase. During the year ended October 31, 2017, the Funds imposed front-end sales charges of $576,991. From these fees, NFD retained a portion amounting to $81,232.

NFD also receives fees in the form of contingent deferred sales charges (“CDSCs”) on Class A and Class C shares. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC is imposed on Class A shares for certain redemptions and Class C shares made within 1 year of purchase. Applicable Class A CDSCs are 0.75% for Bond Index and 1.00% for International Index, Mid Cap Market Index, S&P 500 Index, Small Cap Index and NYSE Arca Tech 100. Class C CDSCs are 1.00% for all Funds. During the year ended October 31, 2017, the Funds imposed CDSCs of $1,464. NFD retained all of the CDSCs imposed by the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R, Institutional Service Class, and Service Class shares of each of the Funds.

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Notes to Financial Statements (Continued)

October 31, 2017

For the year ended October 31, 2017, the effective rates for administrative services fees were as follows:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Service Class Shares
Bond Index	0.16%	0.09%	N/A	0.17%	N/A
International Index	0.15	0.08	0.18%	0.09	N/A
Mid Cap Market Index	0.17	0.10	0.20	0.12	N/A
S&P 500 Index	0.17	0.07	0.22	0.25	0.25%
Small Cap Index	0.15	0.10	0.10	0.16	N/A
NYSE Arca Tech 100 Index	0.11	0.09	N/A	0.13	N/A
N/A	— Not Applicable.

For the year ended October 31, 2017, each Fund’s total administrative services fees were as follows:

Amount
Bond Index	$318,911
International Index	260,315
Mid Cap Market Index	637,119
S&P 500 Index	1,816,018
Small Cap Index	249,942
NYSE Arca Tech 100 Index	423,350

As of October 31, 2017, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond Index	93.04%
International Index	93.31
Mid Cap Market Index	78.52
S&P 500 Index	78.72
Small Cap Index	81.94
NYSE Arca Tech 100 Index	0.47

Cross trades for the year ended October 31, 2017 were executed by the Funds pursuant to procedures adopted by the Board of Trustees of the Funds to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between a Fund and other series of the Trust, or between a Fund and other series of NVIT. The Board of Trustees determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

For the year ended October 31, 2017, pursuant to these Procedures, each Fund’s total cross trades transactions were as follows:

Fund	Purchases at Cost	Sales Proceeds	Net Realized Gain/(Loss)
Mid Cap Market Index	$2,302,717	$6,396,840	$3,199,841
S&P 500 Index	—	1,522,421	(2,562,972)
Small Cap Index	—	58,873	45,662

Amounts designated as “—” are zero or have been rounded to zero.

179

Notes to Financial Statements (Continued)

October 31, 2017

4.  Investment in Affiliated Issuers

Bond Index invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the year ended October 31, 2017 were as follows:

Security Description	Shares/ Principal at October 31, 2017	Market Value October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Amortization(a)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2017	Dividend/ Interest Income	Capital Gain Distributions
Nationwide Financial Services, Inc.	75,000	$79,125	$—	$—	$—	$2	$5,061	$84,188	$5,063	$—
(a)	Amortization is included in Dividend/Interest Income.

5.  Line of Credit and Interfund Lending

The Trust and NVIT (together, the “Trusts”) have entered into a credit agreement with JPMorgan, The Bank of New York Mellon, and Wells Fargo Bank National Association (the “Lenders”), permitting the Trusts, in the aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement bear interest at a rate of 1.00% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw on any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable. In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 12, 2018. During the period ended October 31, 2017, the Funds had no borrowings under the line of credit.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among Funds managed by the Advisor. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice. During the year ended October 31, 2017, none of the Funds engaged in interfund lending.

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Notes to Financial Statements (Continued)

October 31, 2017

6.  Investment Transactions

For the year ended October 31, 2017, purchases and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases*	Sales*
Bond Index	$2,139,128,067	$1,986,790,939
International Index	93,252,000	569,871,402
Mid Cap Market Index	220,910,395	384,735,596
S&P 500 Index	340,310,900	308,370,006
Small Cap Index	86,668,529	269,513,593
NYSE Arca Tech 100 Index	116,463,554	92,983,533
*	Includes purchases and sales of long-term U.S. Government securities, if any.

For the year ended October 31, 2017, purchases and sales of U.S. Government securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond Index	$196,892,278	$130,279,974

7.  Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Variable Rate Securities

Mortgage-Backed Securities — Mortgage-backed securities are fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Adjustable rate mortgage-backed securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

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Notes to Financial Statements (Continued)

October 31, 2017

Asset-Backed Securities — Asset-backed securities are fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, which pay down over time and generate sufficient cash to pay holders of the securities. Almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by nongovernmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities — CMOs are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (referred to as “Mortgage Assets”). Often, CMOs are collateralized by Government National Mortgage Association Pass-Through Certificates (“Ginnie Maes”), Federal National Mortgage Association Pass-Through Certificates (“Fannie Maes”), or Federal Home Loan Mortgage Corporation Pass-Through Certificates (“Freddie Macs”), but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced significantly. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Stripped Mortgage Securities — Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of

182

Notes to Financial Statements (Continued)

October 31, 2017

principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

Collateralized Debt Obligations (“CDOs”) — CDOs are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Other

Bond Index, along with certain series of NVIT, may invest through an omnibus account at JPMorgan any un-invested cash on a daily basis in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class. As with investments in any money market fund, Bond Index investments of cash in the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class may decline in value, causing losses to Bond Index.

The Trust may invest through an omnibus account at BBH any cash collateral received from securities lending on a daily basis in the Fidelity Investments Money Market Government Portfolio, Institutional Class. As with investments in any money market fund, the Trust’s investments of cash in the Fidelity Investments Money Market Government Portfolio, Institutional Class are neither guaranteed nor insured, and shares of the Fidelity Investments Money Market Government Portfolio, Institutional Class may decline in value, causing losses to the Trust.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its

183

Notes to Financial Statements (Continued)

October 31, 2017

Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements and Other Matters

In October 2016, the SEC voted to adopt changes to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open end mutual funds and exchange traded funds. The new rules are intended to enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. Most funds will be required to comply with the liquidity risk management program requirements on December 1, 2018. The final amendments to modernize and enhance reporting become effective June 1, 2018. Management is currently evaluating the implications of these enhancements and their impact on financial statement disclosures and reporting requirements. The Regulation S-X amendments had a compliance date of August 1, 2017 and are reflected in the Funds’ financial statements for the year ended October 31, 2017.

10.  Other

As of October 31, 2017, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Bond Index	40.74%	3	(a)
International Index	51.94	3	(a)
Mid Cap Market Index	39.58	3	(a)
S&P 500 Index	41.23	3	(a)
Small Cap Index	30.42	2	(a)
NYSE Arca Tech 100 Index	34.60	3
(a)	All or a portion of the accounts are the accounts of affiliated funds.

11.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. During the year ended October 31, 2017, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
NYSE Arca Tech 100 Index	$4,985

184

Notes to Financial Statements (Continued)

October 31, 2017

12.  Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$21,097,381	$1,088,254	$22,185,635	$—	$22,185,635
International Index	40,160,466	2,434,856	42,595,322	—	42,595,322
Mid Cap Market Index	13,648,593	98,216,108	111,864,701	—	111,864,701
S&P 500 Index	46,205,264	124,869,223	171,074,487	—	171,074,487
Small Cap Index	6,964,048	38,539,109	45,503,157	—	45,503,157
NYSE Arca Tech 100 Index	2,909,868	—	2,909,868	—	2,909,868

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

The tax character of distributions paid during the year ended October 31, 2016 was as follows:

	Distributions paid from
Fund	Ordinary Income*	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Bond Index	$22,817,819	$2,150,726	$24,968,545	$—	$24,968,545
International Index	50,807,778	14,767,190	65,574,968	—	65,574,968
Mid Cap Market Index	13,682,744	128,756,475	142,439,219	—	142,439,219
S&P 500 Index	47,574,152	220,159,450	267,733,602	—	267,733,602
Small Cap Index	10,433,573	67,604,630	78,038,203	—	78,038,203
NYSE Arca Tech 100 Index	2,518,191	—	2,518,191	—	2,518,191

Amounts designated as “—” are zero or have been rounded to zero.

*	Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Bond Index	$1,939,344	$—	$1,939,344	$(1,956,567)	$(1,087,043)	$12,287,137	$11,182,871
International Index	19,119,856	54,747,434	73,867,290	—	—	229,708,843	303,576,133
Mid Cap Market Index	9,378,503	132,909,839	142,288,342	—	—	345,530,681	487,819,023
S&P 500 Index	16,538,636	139,090,214	155,628,850	—	—	1,138,987,327	1,294,616,177
Small Cap Index	8,243,320	82,738,470	90,981,790	—	—	136,489,212	227,471,002
NYSE Arca Tech 100 Index	887,482	15,455,158	16,342,640	—	—	247,314,931	263,657,571
*	Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions and mark to market on Passive Foreign Investment Companies.

Amounts designated as “—” are zero or have rounded to zero.

185

Notes to Financial Statements (Continued)

October 31, 2017

As of October 31, 2017, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond Index	$1,106,763,911	$18,983,723	$(6,696,586)	$12,287,137
International Index	1,332,985,983	233,823,905	(4,038,203)	229,785,702
Mid Cap Market Index	941,465,130	416,748,396	(71,217,715)	345,530,681
S&P 500 Index	1,730,133,751	1,217,154,275	(78,166,948)	1,138,987,327
Small Cap Index	495,037,821	192,968,836	(56,479,624)	136,489,212
NYSE Arca Tech 100 Index	239,022,636	250,186,735	(2,871,804)	247,314,931

As of October 31, 2017, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Any unlimited losses will be required to be utilized prior to the losses which have an expiration date.

The following table represents capital loss carryforwards with the year the amounts will expire if not utilized to offset future capital gains.

Fund	Amount	Expires
Bond Index	$1,087,043	Unlimited

During the year ended October 31, 2017, the Funds had capital loss carryforwards that were utilized or expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Utilized	Expired
NYSE Arca Tech 100 Index	$141,395	$—

Amount designated as “—” is zero or has rounded to zero.

13.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

186

Report of Independent Registered Public Accounting Firm

October 31, 2017

To the Board of Trustees of Nationwide Mutual Funds and Shareholders of the Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Ziegler NYSE Arca Tech 100 Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund and Nationwide Ziegler NYSE Arca Tech 100 Index Fund (six series of Nationwide Mutual Funds, hereafter referred to as the “Funds”) as of October 31, 2017, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, for the period August 1, 2014 through October 31, 2014 and for the year ended July 31, 2014 for Nationwide Ziegler NYSE Arca Tech 100 Index Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinions.

The financial statements of Nationwide Ziegler NYSE Arca Tech 100 Index Fund, as of and for the year ended July 31, 2013 and the financial highlights for each of the periods ended on or prior to July 31, 2013 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 25, 2013 expressed an unqualified opinion on those financial statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 19, 2017

187

Supplemental Information

October 31, 2017 (Unaudited)

Other Federal Tax Information

For the year ended October 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2017 Form 1099-DIV.

For the taxable year ended October 31, 2017, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
International Index	0.02%
Mid Cap Market Index	77.83%
S&P 500 Index	99.25%
Small Cap Index	45.06%
NYSE Arca Tech 100 Index	100.00%

The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
Bond Index	$1,088,254
International Index	2,434,856
Mid Cap Market Index	98,216,108
S&P 500 Index	124,869,223
Small Cap Index	38,539,109

Certain Funds have derived net income from sources within foreign countries. As of October 31, 2017, the foreign source income for each Fund was as follows:

Fund	Amount	Per Share
International Index	$48,993,139	$0.2769

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2017, the foreign tax credit for each Fund was as follows:

Fund	Amount	Per Share
International Index	$2,736,110	$0.0155

188

Management Information

October 31, 2017

Trustees and Officers of the Trust

Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the past five years in any publicly traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 53 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, One Nationwide Plaza, Columbus, OH 43215.

Independent Trustees

Charles E. Allen
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since July 2000	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since July 2000	113

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to 2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Phyllis Kay Dryden
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1947	Trustee since December 2004	113

189

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

Other Directorships held by Trustee During the Past Five Years[2]

Director Smithsonian Environmental Board from 2016 to present, and Director of Smithsonian Institution Libraries Board from 2007 to 2015.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara I. Jacobs
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1950	Trustee since December 2004	113

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs also was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).

Other Directorships held by Trustee During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1964	Trustee since March 2012	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Experience, Qualifications, Attributes, and Skills for Board Membership Significant board experience; significant executive and portfolio management experience in the investment management industry.
Carol A. Kosel
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1963	Trustee since March 2013	113

190

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During the Past Five Years (or Longer)

Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.

Other Directorships held by Trustee During the Past Five Years[2] Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1955	Trustee since September 1997	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

David C. Wetmore
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1948	Trustee since 1995 and Chairman since February 2005	113

Principal Occupation(s) During the Past Five Years (or Longer)

Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly held software and services companies, and as the managing partner of a “big 8” public accounting firm.

Other Directorships held by Trustee During the Past Five Years[2] None

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

191

Management Information (Continued)

October 31, 2017

Interested Trustee

Lydia M. Marshall[3]
Name and Year of Birth	Position(s) Held with Trust and Length of Time Served[1]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee
1949	Trustee since June 2014	113
Principal Occupation(s) During the Past Five Years (or Longer) Ms. Marshall has been President of LM Marshall, LLC (investment and business consulting company) since 2007.

Other Directorships held by Trustee During the Past Five Years[2]

Director of Nationwide Mutual Insurance Company 2001-present Director of Nationwide Mutual Fire Insurance Company 2001-present Director of Nationwide Corporation 2001-present Director of Public Welfare Foundation (non-profit foundation) 2009-present Trustee of Nationwide Foundation 2002-2014 Director of Seagate Technology (hard disk drive and storage manufacturer) 2004-2014.

Experience, Qualifications, Attributes, and Skills for Board Membership

Significant board and governance experience, including service at financial services and insurance companies; significant executive experience, including continuing service as chief executive officer of a data processing company.

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[3]	Ms. Marshall is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.

Officers of the Trust

Michael S. Spangler
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1966	President, Chief Executive Officer and Principal Executive Officer since June 2008

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[2], Nationwide Fund Management LLC[2] and Nationwide Fund Distributors LLC[2], and is a Senior Vice President of NFS[2] and Nationwide Mutual Insurance Company[2].

Joseph Finelli
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1957	Treasurer and Principal Financial Officer since September 2007; Vice President since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Finelli is the Treasurer and Principal Financial Officer of Nationwide Funds Group[2] and an Associate Vice President of Nationwide Mutual Insurance Company[2].

Brian Hirsch
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1956	Chief Compliance Officer since January 2012; Senior Vice President since December 2015

192

Management Information (Continued)

October 31, 2017

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Hirsch is Vice President of NFA[2] and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual Insurance Company[2]. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1953	Secretary since December 2002; Senior Vice President and General Counsel since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Miller is Senior Vice President, General Counsel and Secretary for Nationwide Funds Group[2], and Vice President of Nationwide Mutual Insurance Company[2].

Lee T. Cummings
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1963	Senior Vice President, Head of Operations since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Timothy M. Rooney
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1965	Senior Vice President, Head of Product Development and Research since December 2015

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Rooney is Vice President, Product Development and Research for Nationwide Funds Group[2], and is a Vice President of Nationwide Mutual Insurance Company[2].

Christopher C. Graham
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]
1971	Senior Vice President, Head of Investment Strategies and Portfolio Manager, and Chief Investment Officer since September 2016

Principal Occupation(s) During Past 5 Years (or longer)

Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Funds Group, and is a Vice President of Nationwide Mutual Insurance Company[2].

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	These positions are held with an affiliated person or principal underwriter of the Funds.

193

Market Index Definitions

Bloomberg Barclays 7-Year Municipal Bond Index: An unmanaged index that measures the performance of U.S. dollar-denominated tax-exempt bonds with maturities of seven years, including state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

Bloomberg Barclays Global Aggregate Bond Index (hedged to USD): An unmanaged index that measures global investment-grade debt, including Treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers, with a remaining maturity of at least one year. Performance is calculated and hedged in U.S. dollars.

Bloomberg Barclays U.S. Municipal Bond Index: An unmanaged index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds, serves as a broad market performance index for the tax exempt bond market.

Bloomberg Barclays U.S. Government/Credit 1-3 Year Index: An unmanaged index that measures the performance of the non-securitized component of the U.S. Aggregate Index with a remaining maturity of one to three years, including Treasurys, government-related issues and corporate securities.

Bloomberg Barclays US Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable debt issues, which includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency) with maturities of one year or more); generally representative of the bond market as a whole.

Bloomberg Barclays US Treasury Inflation-Protected Securities (TIPS) IndexSM (Series-L): An unmanaged index that measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury with a remaining maturity of at least one year; a subset of the Global Inflation-Linked Index (Series-L).

Note about BofA Merrill Lynch Indexes

Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services.

Citigroup 3-Month US Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill). ©2017 Citigroup Index LLC. All rights reserved.

Consumer Price Index (CPI): Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

ICE BofA Merrill Lynch (BofAML) AAA US Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

194

Market Index Definitions (cont.)

ICE BofAML Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds and euros.

ICE BofAML US Cash Pay High Yield Constrained Index: An unmanaged, market value-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade (based on an average of ratings by Moody’s, S&P and Fitch), fixed-rate, publicly issued, coupon-bearing corporate debt with at least 18 months to final maturity at issuance and a remaining maturity of at least one year as of the index rebalancing date. Each issue must have an outstanding par value of at least $100 million, must not be in default and is restricted to a maximum of 2% of the total index.

iMoneyNet Money Fund Average™ Government All: An average of government money market funds. Government money market funds may invest in U.S. Treasurys, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.

JPM EMBI Global Diversified Index: An unmanaged index in the Emerging Market Bond Index (EMBI) series that measures the performance of U.S. dollar-denominated corporate bonds issued by emerging market countries as selected by JPMorgan.

Note about JPMorgan Indexes

Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan’s prior written approval. Copyright 2017, JPMorgan Chase & Co. All rights reserved.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a Morningstar company.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI EAFE® Small Cap Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small-cap stocks in developed markets as determined by MSCI; excludes the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.

195

Market Index Definitions (cont.)

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

NYSE Arca Tech 100 Index®: An unmanaged, price-weighted index of at least 100 individual technology-related securities, consisting of stocks of companies from various industries that produce or deploy innovative technologies to conduct their business.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the large-capitalization segment of the U.S. equity universe.

Russell 1000® Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the U.S. equity universe; includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.

Russell 2000® Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the U.S. equity universe; includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe; includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index: An unmanaged index that measures the performance of the 3,000 largest U.S. companies in the investable U.S. equity universe.

Russell Midcap® Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Note about Russell Indexes

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

196

Market Index Definitions (cont.)

S&P MidCap 400® Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1.4 billion to $5.9 billion).

S&P North American Technology Sector Index™: An unmanaged, modified, market capitalization-weighted index that measures the performance of the information technology sector and the internet retail sub-industry from the consumer discretionary sector of the U.S. equity market.

197

Glossary

Definitions of some commonly used investment terms

Asset allocation: The process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

Asset-backed securities: Fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities their principal and earned interest.

Asset class: A pool of securities that exhibit similar characteristics and behave similarly in the marketplace. There are three main asset classes: equities (stocks), fixed income (bonds) and cash equivalents (money market securities).

Benchmark: A broad-based securities index used as a comparison tool to measure the performance of a mutual fund.

Book value: A way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

Bottom-up process: A method of investing that involves the selection of equity securities based on their individual attributes regardless of broader national or economic factors.

Common stock: Securities representing shares of ownership in a corporation.

Convertible securities: Debt securities that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative: A contract, security or investment with its value based on the performance of an underlying financial asset, index or economic measure.

Diversification: An investment strategy that seeks to reduce risk in a portfolio so that the positive performance of some investments will neutralize the negative performance of others.

Duration: A measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Emerging market countries: Developing and low- or middle-income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Frontier market countries typically are emerging market countries that are considered to be among the smallest, least mature and least liquid.

Equity securities: Securities that represent ownership interests in the issuers. Common stock is the most common type of equity security.

198

Glossary (cont.)

Exchange-traded fund (ETF): A type of investment company that invests in equity or debt securities, often pursuing an index-based strategy. Unlike regular mutual funds, ETFs trade like common stock on a stock exchange and experience price changes throughout the day as the ETFs are bought and sold.

Expense ratio: The percentage of fees paid by a fund to its adviser for management and operational costs. A fund’s expense ratio includes all administrative expenses and 12b-1 fees but excludes sales charges.

Fixed-income securities: Securities, including bonds and other debt securities, that represent obligations by the issuers to pay specified rates of interest or dividends at specified times, and the securities’ principal at maturity.

Futures: Contracts that obligate the buyers to buy and the sellers to sell specified quantities of underlying assets (or settle for cash the values of contracts based on underlying assets) at specified prices on each contract’s maturity date.

Growth style: Investing in equity securities of companies that the fund’s manager believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

High-yield bonds: Fixed-income securities that are rated below investment grade by nationally recognized statistical rating organizations. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuers are at greater risk of default.

Index-based strategy: Investing in stocks or other securities with a goal of obtaining investment returns that closely track the performance of a benchmark stock index.

Inflation: The rise in the prices of goods and services. The inflation rate is the rate at which changes in prices occur. A positive inflation rate means that prices generally are rising. A negative inflation rate is known as deflation, which means that the prices of goods and services are declining.

Inflation-protected securities: Fixed-income securities with principal and/or interest payments adjusted for inflation, unlike traditional fixed-income securities that make fixed principal and interest payments.

Investment grade: The four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Market capitalization: A common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Maturity: The date on which the principal amount of a bond is required to be paid to investors.

Mortgage-backed securities: Fixed-income securities that give holders the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Preferred stock: A class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

Quantitative techniques: Mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a mutual fund.

199

Glossary (cont.)

Repurchase agreement: An agreement under which a fund enters into a contract with a broker-dealer or a bank for the purchase of securities, and in return the broker-dealer or bank agrees to repurchase the same securities at a specified date and price.

Sector: A division of an economy that shares common characteristics. Sectors are used to group investments into categories such as energy, health, technology and utilities.

Subadviser: An asset management firm hired by a mutual fund’s adviser to handle the day-to-day management of the fund. The subadviser manages all or a portion of the fund’s assets according to the objectives and strategies set forth in the fund’s prospectus. A subadvised fund’s portfolio manager generally works for the subadviser.

Swap: An agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.

Top-down investment approach: A method of investing that involves: 1) determining the overall health of a country’s economy, 2) determining the strongest sectors within that economy, and 3) selecting securities within those sectors to potentially maximize returns.

U.S. government securities: Debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

Value style: Investing in equity securities that a fund’s manager believes are undervalued, i.e., the securities are priced at less than the manager believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow.

Volatility: The degree to which the value of a fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the fund’s value is not expected to fluctuate so significantly.

Yield curve: A plotted graph line showing the interest rates of bonds, at a set point in time, that have equal credit quality but different maturity dates.

200

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Call 800-848-0920 to request a summary prospectus and/or a prospectus, or download prospectuses at nationwide.com/mutualfunds. These prospectuses outline investment objectives, risks, fees, charges and expenses, and other information that you should read and consider carefully before investing.

About Nationwide Funds Group (NFG)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, Columbus, Ohio. NFD is not affiliated with any subadviser contracted by Nationwide Fund Advisors (NFA), with the exception of Nationwide Asset Management, LLC (NWAM).

Nationwide, the Nationwide N and Eagle, Nationwide is on your side, Nationwide Funds Group and Nationwide Funds are service marks of Nationwide Mutual Insurance Company. ©2017

AR-IDX (12/17)

Item 2.	Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

1

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Paula H.J. Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4.	Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d):    The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended October 31, 2016, and October 31, 2017.

	2016		2017
Audit Fees	$1,129,715		$1,247,371
Audit-Related Fees	$18,356		$43,500
Tax Fees	$350,650	(a)	$374,880	(a)
All Other Fees	$0		$0

Total	$1,498,721		$1,665,751

(a)	Tax fee amount represents tax compliance for federal, state and international matters, general consulting as well as consulting as it relates to foreign tax reclaims.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2016, and October 31, 2017.

	2016	2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None

2

(e)    (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal-years ended October 31, 2016, and October 31, 2017:

	2016	2017
Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None

Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal-years ended October 31, 2016, and October 31, 2017:

	2016	2017
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A

3

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended October 31, 2017, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended October 31, 2016, and October 31, 2017, were $1,984,689 and $1,275,019, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered PwC’s provision of non-audit services to NFA and Covered Services Providers, that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditor’s provision of these services is compatible with maintaining the auditor’s independence.

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as PricewaterhouseCoopers LLP (“PwC”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of Nationwide Mutual Funds by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds (the “Funds”) within the Nationwide Mutual Funds’ investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning PwC’s objectivity and impartiality with respect to the audits of the Funds.

PwC advised the Audit Committee that it believes that, in light of the facts of its lending relationships, its ability to exercise objective and impartial judgment on all issues encompassed within PwC’s audit engagement has not been impaired and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the Funds or Nationwide Fund Advisors, the investment adviser to the Funds; (2) none of the officers or trustees of the Funds are associated with the lenders; (3) the lenders receive no direct benefit from their record ownership of the Funds; (4) an investment in the Funds is passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no

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lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances are immaterial to PwC and to each lender; (9) PwC has lending relationships with a diverse group of lenders, therefore PwC is not dependent upon any lender or lenders; and (10) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

On June 20, 2016, the SEC issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)) related to the auditor independence issue described above. In that letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule assuming: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The requirements of the no-action letter appear to be met with respect to PwC’s lending relationships described above. On September 22, 2017, the SEC issued a letter extending the assurances provided in the June 20, 2016 letter with no expiration noted (see Fidelity Management & Research Company et al., No-Action Letter (Sept. 22, 2017).

Item 5.	Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable.

Item 6.	Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

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(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.

Not Applicable.

Item 11.	Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

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The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures, as most-recently amended effective as of August 31, 2017, are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

If the registrant is a closed-end management company, provide the information specified in paragraphs (a) and (b) of this item relating to the securities lending activities of the registrant.

Not Applicable.

Item 13.	Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)*		/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)*		/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	December 22, 2017

By (Signature and Title)*		/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	December 22, 2017

*	Print the name and title of each signing officer under his or her signature.